As filed with the Securities and Exchange Commission on January 5, 2017

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-04556

TRANSAMERICA FUNDS

(Exact Name of Registrant as Specified in Charter)

1801 California St., Suite 5200, Denver, CO 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (720) 493-4256

Tané T. Tyler, Esq., 1801 California St., Suite 5200, Denver, CO 80202

(Name and Address of Agent for Service)

Date of fiscal year end:      October 31

Date of reporting period:    November 1, 2015 – October 31, 2016

Item 1:	Report(s) to Shareholders.

The Annual Report is attached.

Fund of Funds

Annual Report

October 31, 2016

www.transamerica.com

Customer Service 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

Transamerica Funds	Annual Report 2016

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial adviser in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund(s). The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund(s) for the 12-month period ending October, 31, 2016.

We believe it is important to understand market conditions over the last year to provide a context for reading this report. At the beginning of the 1-year period that began on November 1, 2015, investors were trying to determine what rapidly declining oil prices - which had fallen from over $100 per barrel at the cyclical high to less than half that value by year end - would mean for markets. Adding more uncertainty toward year-end 2015 was the Federal Reserve’s (“Fed”) decision to finally raise the Fed funds rate by 0.25% in December, the first increase since 2006.

As the calendar turned to 2016, rapidly falling energy and commodity prices coupled with a weak U.S. gross domestic product report and weakness in overseas markets pressured U.S. equities, as concerns of a pending recession became more prevalent. In the months to follow however energy prices rebounded and economic growth remained positive thereby avoiding recessionary levels. Global markets sold off in late June following Great Britain’s surprise referendum vote in favor of departure from the European Union, (“Brexit”). Following the immediate negative reaction to this news, U.S. stocks recovered, and equity markets soon reached new all-time highs.

U.S. markets stayed range bound for most of the late summer and into the fall, with only a single bout of meaningful volatility in September when commentary from certain Fed Governors suggested that the case for a September rate hike was strengthening. That volatility proved temporary as September passed with no policy change at the central bank, and markets began to focus on the Fed meeting in December as the next possible target for a hike. The rising likelihood of rate increases resulted in the benchmark 10-year Treasury yield moving higher, and by October 31st had increased to 1.84% from a July low of 1.37%.

For the 1-year period ending October 31, 2016, the S&P 500® returned 4.51% while the MSCI EAFE Index, representing international developed market equities, lost (2.74)%. During the same period, the Bloomberg Barclays U.S. Aggregate Bond Index returned 4.37%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial adviser is a key resource to help you build a complete picture of your current and future financial needs. Financial advisers are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your adviser, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial adviser if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of the Transamerica Funds. These views are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of the Transamerica Funds.

Transamerica Asset Allocation – Conservative Portfolio

(unaudited)

MARKET ENVIRONMENT

The 12-month period ended October 31, 2016 brought plenty of excitement. Just prior to the reporting period, global equity markets had staged a strong October 2015 rebound following a summer selloff. Not surprisingly, stocks fell back some in November and December, a move that was probably exacerbated by a conspicuous downturn in oil prices. Oil had been trending down since mid-2014 as increasing U.S. supply flooded the markets, but prices began another leg down in 2015’s final two months. Around the same time, the U.S. Federal Reserve (“Fed”) hiked short-term rates by a quarter-point in December.

The Fed’s move was telegraphed well enough that investors seemed to take it in stride. But after New Year’s, global equity markets entered a fairly serious downward spiral from January through mid-February as weakness in the Chinese manufacturing sector stoked fears about global growth. Oil prices plummeted further as a result. The price for West Texas Intermediate crude oil reached $26 per barrel on February 11, having started the year at around $37 (itself a far cry from its $108 peak back in June 2014). But U.S. jobs data and other U.S. economic measures continued to come in on a healthy note, investors eventually appeared to relax, and the equity markets began to rise through the latter half of February and on into the summer. Oil prices rebounded as well, breaking over $50 by early June. The United Kingdom’s June 23 vote to leave the European Union (“Brexit”) threw a brief wrench into the works; global stock markets sold off for a couple of days following the vote, before regaining their footing in short order once investors digested the news. With U.S. economic data continuing to hold up in the ensuing months, equities drifted a little higher from July through October, albeit restrained a bit by the rancor and uncertainty of the U.S. presidential campaign.

Bonds took their own route. The stock-market volatility in early 2016 gave core bonds a boost as investors sought a safe haven. But U.S. high-yield bonds were dented during that stretch by fears of higher default rates, particularly within the energy sector. The January-February market gyrations prompted the Fed to soften its tone and delay its rate-hike plans, allowing investment-grade bonds to rally further as the year progressed. High-yield bonds recovered once oil prices started to stabilize in the spring. Throughout it all, international bonds were particularly strong in U.S. dollar terms, benefiting from accommodative central-bank policy abroad as well as currency gains against the U.S. dollar. Emerging-markets bonds enjoyed especially robust returns. Most investment-grade bonds cooled off in the period’s final three months, although high-yield bonds and emerging-markets bonds drifted further up in sympathy with the equity markets.

These ups and downs are obscured somewhat by the index returns for the full period. Over the 12 months, the S&P 500® managed a positive 4.51% return. U.S. small-cap stocks, as measured by the Russell 2000® Index, were a bit weaker with a 4.11% gain. Foreign developed markets were not able to eke out a positive return; their losses from November to February, and again surrounding Brexit, were too steep to fully recover. The MSCI EAFE Index of foreign developed markets recorded a (3.23)% loss. Emerging markets were brighter; the MSCI Emerging Markets Index notched a 9.27% gain (after lagging developed markets in 2013, 2014 and 2015). On the fixed-income side, an almost unbroken rally in core bonds in 2016’s first half helped the Bloomberg Barclays U.S. Aggregate Bond Index generate a strong 4.37% return. The Bloomberg Barclays U.S. Corporate High Yield Index posted a 10.14% gain, and emerging-markets debt returns were in that same neighborhood - although it should be noted that both asset classes were coming off a poor 2015.

PERFORMANCE

For the year ended October 31, 2016, Transamerica Asset Allocation – Conservative Portfolio Class A returned 3.83%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the Bloomberg Barclays U.S. Aggregate Bond Index and the Wilshire 5000® Total Market Index, returned 4.37% and 4.27%, respectively.

STRATEGY REVIEW

The goal of the Transamerica Asset Allocation Funds has always been to provide investors one-stop participation in the global financial markets. The Fund provides a mix of about 35% equity and 65% fixed-income securities over time. The equity side is intended to cover both domestic and international markets across a range of investment styles, including larger and smaller companies and value and growth stocks. The fixed-income portion normally includes investment-grade and credit-sensitive holdings, shorter- and longer-term bonds, and international bonds. The Fund also normally incorporates emerging markets, and can own real estate securities and alternative strategies such as managed-futures, global-macro, event-driven and commodity-related strategies.

During the reporting period, most asset classes in which the Fund invests had positive returns. U.S. large-cap stocks were up moderately as a group, as were U.S. small-caps (with value stocks outperforming growth stocks in both cases). Emerging-markets equity was strong after lagging for several years. Investment-grade bonds gained nicely, while high-yield and other credit-sensitive bonds were up even more. The negative contributors from an asset-class perspective included foreign developed-market equities, particularly European equities. Europe makes up the bulk of core international markets, and the MSCI Europe Index lost (7.48)% for the 12-month period in U.S. dollar terms, largely due to currency movements. Commodities were also down over the period.

Transamerica Funds	Annual Report 2016

Transamerica Asset Allocation – Conservative Portfolio

(unaudited)

STRATEGY REVIEW (continued)

Some of our asset-class over/underweights were helpful. An overweight to high-yield credit in the bond sleeve was positive, as high-yield bonds outpaced investment-grade bonds on the whole. Our decision to overweight emerging markets relative to our neutral targets for the entire period was helpful as well; emerging-markets equity was one of the strongest-performing asset classes. We also went to an overweight in foreign developed-market value stocks in mid-August, and that timing turned out well. And being significantly underweight commodity futures continued to be on target. It should be noted that while we were underweight commodity futures, we did have exposure to energy infrastructure in the form of Transamerica MLP & Energy Income. We decided to establish a position in that fund when it was down sharply on falling oil prices in late 2015 and early 2016. We believed the types of energy distribution assets that the fund targets - such as oil and gas pipelines and storage facilities - were being unduly punished alongside oil producers, given the way their business models work. We phased into the position from October 2015 through mid-January 2016. As of the end of the reporting period, Transamerica MLP & Energy Income was up 21.42% year to date.

Among the underlying funds, performance was mixed. Six core U.S. large-cap funds anchor the U.S. equity sleeve. Three of those funds beat their style-specific indices and three did not. The U.S. mid-and small-cap funds were mixed as well, although Transamerica Small Cap Growth shined relative to the Russell 2000® Growth Index. Transamerica Large Cap Value also deserves mention; its 10.25% return was almost four percentage points better than the return of the Russell 1000® Value Index. The international equity fund holdings lagged as a group, but the bond funds pulled their weight pretty well, and they make up the bulk of this Fund. Four of the five core bond funds surpassed the Bloomberg Barclays U.S. Aggregate Bond Index’s strong gain, and the Fund benefited from robust returns in the satellite bond funds. Indeed, the best-returning investment in the Fund was a bond fund: Transamerica Emerging Markets Debt, which gained 12.25%.

In our view, most asset classes were trading richly at period end. With interest rates at historically low levels for the past few years, investors have moved further out on the risk curve in search of return, bidding up prices across many asset classes. This has made it challenging to identify pockets of real value in the markets, forcing us to think more in relative-value terms. We have been finding U.S. stocks to be particularly expensive, and consequently have sought value in foreign equity markets, both developed and emerging. On the fixed-income side, we consider government bonds and other high-quality bonds to be trading far too richly for our tastes at their current, ultra-low yields. We believe high-grade bonds in the U.S. and other developed markets are more vulnerable to a rise in interest rates today than at just about any time in history. We are thus maintaining a below-benchmark duration in the bond sleeve to reduce rate sensitivity, and also targeting more assets than usual in high-yield bonds, floating-rate bank loans, and emerging-markets debt owing to better valuations. We also continue to hold a portion of the bond sleeve in hedge-like, absolute-return strategies, which we believe have the potential to offer bond-like returns without the same interest-rate sensitivity as bonds. Our overall goal is to position the Fund according to where our fundamental research suggests the best values are, while still delivering the one-stop, broad diversification that has always been the Fund’s hallmark.

Dario Castagna, CFA

Dan McNeela, CFA

Michael Stout, CFA

Co-Portfolio Managers

Morningstar Investment Management LLC

Transamerica Funds	Annual Report 2016

Transamerica Asset Allocation – Conservative Portfolio

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Class A (POP)	(1.86)%	3.99%	3.72%	03/01/2002
Class A (NAV)	3.83%	5.17%	4.31%	03/01/2002
Bloomberg Barclays U.S. Aggregate Bond Index (A)	4.37%	2.90%	4.64%
Wilshire 5000® Total Market Index (B)	4.27%	13.13%	6.86%
Class B (POP)	(1.90)%	4.23%	3.75%	03/01/2002
Class B (NAV)	3.01%	4.39%	3.75%	03/01/2002
Class C (POP)	2.12%	4.46%	3.63%	11/11/2002
Class C (NAV)	3.10%	4.46%	3.63%	11/11/2002
Class I (NAV)	4.13%	5.47%	5.66%	11/30/2009
Class R (NAV)	3.44%	4.85%	4.04%	06/15/2006

(A) The Bloomberg Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Wilshire 5000® Total Market Index measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.50% for Class A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (in the 1st year) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and R shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, like many investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. Global/international stock funds and specialty/sector funds are subject to additional market risks. Fees associated with a fund-of-funds may be higher than with other funds. An investment in the Fund is subject to the risks associated with the underlying funds including fixed income investing which is subject to credit risk, inflation risk, and interest rate risk. Investments in small- and medium-sized companies present additional risks such as increased volatility because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies.

Transamerica Funds	Annual Report 2016

Transamerica Asset Allocation – Growth Portfolio

(unaudited)

MARKET ENVIRONMENT

The 12-month period ended October 31, 2016 brought plenty of excitement. Just prior to the reporting period, global equity markets had staged a strong October 2015 rebound following a summer selloff. Not surprisingly, stocks fell back some in November and December, a move that was probably exacerbated by a conspicuous downturn in oil prices. Oil had been trending down since mid-2014 as increasing U.S. supply flooded the markets, but prices began another leg down in 2015’s final two months. Around the same time, the U.S. Federal Reserve (“Fed”) hiked short-term rates by a quarter-point in December.

The Fed’s move was telegraphed well enough that investors seemed to take it in stride. But after New Year’s, global equity markets entered a fairly serious downward spiral from January through mid-February as weakness in the Chinese manufacturing sector stoked fears about global growth. Oil prices plummeted further as a result. The price for West Texas Intermediate crude oil reached $26 per barrel on February 11, having started the year at around $37 (itself a far cry from its $108 peak back in June 2014). But U.S. jobs data and other U.S. economic measures continued to come in on a healthy note, investors eventually appeared to relax, and the equity markets began to rise through the latter half of February and on into the summer. Oil prices rebounded as well, breaking over $50 by early June. The United Kingdom’s June 23 vote to leave the European Union (“Brexit”) threw a brief wrench into the works; global stock markets sold off for a couple of days following the vote, before regaining their footing in short order once investors digested the news. With U.S. economic data continuing to hold up in the ensuing months, equities drifted a little higher from July through October, albeit restrained a bit by the rancor and uncertainty of the U.S. presidential campaign.

Bonds took their own route. The stock-market volatility in early 2016 gave core bonds a boost as investors sought a safe haven. But U.S. high-yield bonds were dented during that stretch by fears of higher default rates, particularly within the energy sector. The January-February market gyrations prompted the Fed to soften its tone and delay its rate-hike plans, allowing investment-grade bonds to rally further as the year progressed. High-yield bonds recovered once oil prices started to stabilize in the spring. Throughout it all, international bonds were particularly strong in U.S. dollar terms, benefiting from accommodative central-bank policy abroad as well as currency gains against the U.S. dollar. Emerging-markets bonds enjoyed especially robust returns. Most investment-grade bonds cooled off in the period’s final three months, although high-yield bonds and emerging-markets bonds drifted further up in sympathy with the equity markets.

These ups and downs are obscured somewhat by the index returns for the full period. Over the 12 months, the S&P 500® managed a positive 4.51% return. U.S. small-cap stocks, as measured by the Russell 2000® Index, were a bit weaker with a 4.11% gain. Foreign developed markets were not able to eke out a positive return; their losses from November to February, and again surrounding Brexit, were too steep to fully recover. The MSCI EAFE Index of foreign developed markets recorded a (3.23)% loss. Emerging markets were brighter; the MSCI Emerging Markets Index notched a 9.27% gain (after lagging developed markets in 2013, 2014 and 2015). On the fixed-income side, an almost unbroken rally in core bonds in 2016’s first half helped the Bloomberg Barclays U.S. Aggregate Bond Index generate a strong 4.37% return. The Bloomberg Barclays U.S. Corporate High Yield Index posted a 10.14% gain, and emerging-markets debt returns were in that same neighborhood - although it should be noted that both asset classes were coming off a poor 2015.

PERFORMANCE

For the year ended October 31, 2016, Transamerica Asset Allocation – Growth Portfolio Class A returned 3.28%, excluding any sales charges. By comparison, its benchmark, the Wilshire 5000® Total Market Index, returned 4.27%.

STRATEGY REVIEW

The Fund’s goal has always been to provide investors one-stop participation in the global equity markets, with a few alternative-strategy funds included for diversification. The equity piece, which makes up more than 90% of the Fund, is intended to cover both domestic and international markets across a range of investment styles, including larger and smaller companies and value and growth stocks. The Fund also normally incorporates emerging markets, and can own real estate securities and alternative strategies such as managed-futures, global-macro, event-driven and commodity-related strategies.

During the reporting period, most asset classes in which the Fund invests had positive returns. U.S. large-cap stocks were up moderately as a group, as were U.S. small-caps (with value stocks outperforming growth stocks in both cases). Emerging-markets equity was strong after lagging for several years. The main negative contributor was foreign developed-market equities, particularly European equities. Europe makes up the bulk of core international markets, and the MSCI Europe Index lost (7.48)% in U.S. dollar terms, largely due to currency movements. Also, all three of the alternative strategies used in the Fund had returns lower than the benchmark’s, but we believe those investments helped to smooth volatility.

Transamerica Funds	Annual Report 2016

Transamerica Asset Allocation – Growth Portfolio

(unaudited)

STRATEGY REVIEW (continued)

Some of our asset class over/underweights were helpful. Our decision to overweight emerging markets, one of the strongest-performing asset classes, relative to our neutral targets for the entire period was positive. We also went to an overweight in foreign developed-market value stocks in mid-August, and that timing turned out well. Avoiding commodities continued to be a good decision. It should be noted that while we took a pass on commodity futures, we did have exposure to energy infrastructure in the form of Transamerica MLP & Energy Income. We decided to establish a position when that fund was down sharply on falling oil prices in late 2015 and early 2016. We believed the types of energy distribution assets that the strategy targets - such as oil and gas pipelines and storage facilities - were being unduly punished alongside oil producers, given differences in their business models. We phased into the position from October 2015 through mid-January 2016. As of the end of the reporting period, Transamerica MLP & Energy Income was up 21.42% year to date.

Among the underlying funds, performance was mixed. Six core U.S. large-cap funds anchor the U.S. equity sleeve, and are thus fairly sizable positions. Three of those funds beat their style-specific indices and three did not. The U.S. mid- and small-cap funds were mixed as well, although Transamerica Small Cap Growth shined relative to the Russell 2000® Growth Index. Transamerica Large Cap Value also deserves mention; its 10.25% return was almost four percentage points better than the return of the Russell 1000® Value Index. The international equity fund holdings lagged as a group, and as mentioned, the three absolute-return funds used did not keep up with the equity market’s returns. One of those funds - Transamerica Managed Futures Strategy - lost (5.00)%. But, we have seen that strategy help performance in a variety of market environments over the years.

In our view, most asset classes were trading richly as of period end. With interest rates at historically low levels for the past few years, investors have moved further out on the risk curve in search of return, bidding up prices across many asset classes. This has made it challenging to identify pockets of real value in the markets, forcing us to think more in relative-value terms. We have been finding U.S. stocks to be particularly expensive, and consequently have sought value in foreign equity markets, both developed and emerging. We have also been avoiding real estate securities, which have been bid up by yield-seekers. Our overall goal is to position the Fund according to where our fundamental research suggests the best values are, while still delivering the one-stop, broad diversification that has always been its hallmark.

Dario Castagna, CFA

Dan McNeela, CFA

Michael Stout, CFA

Co-Portfolio Managers

Morningstar Investment Management LLC

Transamerica Funds	Annual Report 2016

Transamerica Asset Allocation – Growth Portfolio

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Class A (POP)	(2.42)%	8.28%	3.70%	03/01/2002
Class A (NAV)	3.28%	9.51%	4.29%	03/01/2002
Wilshire 5000® Total Market Index (A)	4.27%	13.13%	6.86%
Class B (POP)	(2.34)%	8.50%	3.71%	03/01/2002
Class B (NAV)	2.39%	8.64%	3.71%	03/01/2002
Class C (POP)	1.55%	8.74%	3.60%	11/11/2002
Class C (NAV)	2.49%	8.74%	3.60%	11/11/2002
Class I (NAV)	3.52%	9.84%	9.05%	11/30/2009
Class R (NAV)	2.90%	9.21%	4.08%	06/15/2006

(A) The Wilshire 5000® Total Market Index measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.50% for Class A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (in the 1st year) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and R shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, like many investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. Global/international stock funds and specialty/sector funds are subject to additional market risks. Fees associated with a fund-of-funds may be higher than with other funds. Funds that invest in small- and medium-sized companies present additional risks such as increased volatility because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies.

Transamerica Funds	Annual Report 2016

Transamerica Asset Allocation – Moderate Growth Portfolio

(unaudited)

MARKET ENVIRONMENT

The 12-month period ended October 31, 2016 brought plenty of excitement. Just prior to the reporting period, global equity markets had staged a strong October 2015 rebound following a summer selloff. Not surprisingly, stocks fell back some in November and December, a move that was probably exacerbated by a conspicuous downturn in oil prices. Oil had been trending down since mid-2014 as increasing U.S. supply flooded the markets, but prices began another leg down in 2015’s final two months. Around the same time, the U.S. Federal Reserve (“Fed”) hiked short-term rates by a quarter-point in December.

The Fed’s move was telegraphed well enough that investors seemed to take it in stride. But after New Year’s, global equity markets entered a fairly serious downward spiral from January through mid-February as weakness in the Chinese manufacturing sector stoked fears about global growth. Oil prices plummeted further as a result. The price for West Texas Intermediate crude oil reached $26 per barrel on February 11, having started the year at around $37 (itself a far cry from its $108 peak back in June 2014). But U.S. jobs data and other U.S. economic measures continued to come in on a healthy note, investors eventually appeared to relax, and the equity markets began to rise through the latter half of February and on into the summer. Oil prices rebounded as well, breaking over $50 by early June. The United Kingdom’s June 23 vote to leave the European Union (“Brexit”) threw a brief wrench into the works; global stock markets sold off for a couple of days following the vote, before regaining their footing in short order once investors digested the news. With U.S. economic data continuing to hold up in the ensuing months, equities drifted a little higher from July through October, albeit restrained a bit by the rancor and uncertainty of the U.S. presidential campaign.

Bonds took their own route. The stock-market volatility in early 2016 gave core bonds a boost as investors sought a safe haven. But U.S. high-yield bonds were dented during that stretch by fears of higher default rates, particularly within the energy sector. The January-February market gyrations prompted the Fed to soften its tone and delay its rate-hike plans, allowing investment-grade bonds to rally further as the year progressed. High-yield bonds recovered once oil prices started to stabilize in the spring. Throughout it all, international bonds were particularly strong in U.S. dollar terms, benefiting from accommodative central-bank policy abroad as well as currency gains against the U.S. dollar. Emerging-markets bonds enjoyed especially robust returns. Most investment-grade bonds cooled off in the period’s final three months, although high-yield bonds and emerging-markets bonds drifted further up in sympathy with the equity markets.

These ups and downs are obscured somewhat by the index returns for the full period. Over the 12 months, the S&P 500® managed a positive 4.51% return. U.S. small-cap stocks, as measured by the Russell 2000® Index, were a bit weaker with a 4.11% gain. Foreign developed markets were not able to eke out a positive return; their losses from November to February, and again surrounding Brexit, were too steep to fully recover. The MSCI EAFE Index of foreign developed markets recorded a (3.23)% loss. Emerging markets were brighter; the MSCI Emerging Markets Index notched a 9.27% gain (after lagging developed markets in 2013, 2014 and 2015). On the fixed-income side, an almost unbroken rally in core bonds in 2016’s first half helped the Bloomberg Barclays U.S. Aggregate Bond Index generate a strong 4.37% return. The Bloomberg Barclays U.S. Corporate High Yield Index posted a 10.14% gain, and emerging-markets debt returns were in that same neighborhood - although it should be noted that both asset classes were coming off a poor 2015.

PERFORMANCE

For the year ended October 31, 2016, Transamerica Asset Allocation – Moderate Growth Portfolio Class A returned 3.35%, excluding any sales charges. By comparison, its primary and secondary benchmarks the Wilshire 5000® Total Market Index and the Bloomberg Barclays U.S. Aggregate Bond Index, returned 4.27% and 4.37%, respectively.

STRATEGY REVIEW

The goal of the Transamerica Asset Allocation Portfolios has always been to provide investors one-stop participation in the global financial markets. The Fund provides a mix of about 70% equity and 30% fixed-income securities over time. The equity side is intended to cover both domestic and international markets across a range of investment styles, including larger and smaller companies and value and growth stocks. The fixed-income portion normally includes investment-grade and credit-sensitive holdings, shorter- and longer-term bonds, and international bonds. The Fund also normally incorporates emerging markets, and can own real estate securities and alternative strategies such as managed-futures, global-macro, event-driven and commodity-related strategies.

During the reporting period, most asset classes in which the Fund invests had positive returns. U.S. large-cap stocks were up moderately as a group, as were U.S. small-caps (with value stocks outperforming growth stocks in both cases). Emerging-markets equity was strong after lagging for several years. Investment-grade bonds gained nicely, while high-yield and other credit-sensitive bonds were up even more. The negative contributors from an asset-class perspective included foreign developed-market equities, particularly European equities. Europe makes up the bulk of core international markets, and the MSCI Europe Index lost (7.48)% for the 12-month period in U.S. dollar terms, largely due to currency movements. Commodities were also down over the period.

Transamerica Funds	Annual Report 2016

Transamerica Asset Allocation – Moderate Growth Portfolio

(unaudited)

STRATEGY REVIEW (continued)

Some of our asset-class over/underweights were helpful. Our decision to overweight emerging markets, one of the strongest-performing asset classes, relative to our neutral targets for the entire period was positive. We also went to an overweight in foreign developed-market value stocks in mid-August, and that timing turned out well. In the bond sleeve, maintaining an overweight in high-yield bonds was positive. Being significantly underweight commodity futures continued to be on target. It should be noted that while we were underweight commodity futures, we did have exposure to energy infrastructure in the form of Transamerica MLP & Energy Income. We decided to establish a position when that fund was down sharply on falling oil prices in late 2015 and early 2016. We believed the types of energy distribution assets that the fund targets - such as oil and gas pipelines and storage facilities - were being unduly punished alongside oil producers, given the differences in business models. We phased into the position from October 2015 through mid-January 2016. As of the end of the reporting period, Transamerica MLP & Energy Income was up 21.42% year to date.

Among the underlying funds, performance was mixed. Six core U.S. large-cap funds anchor the U.S. equity sleeve, and are thus fairly sizable positions. Three of those funds beat their style-specific indices and three did not. The U.S. mid- and small-cap funds were mixed as well, although Transamerica Small Cap Growth shined relative to the Russell 2000® Growth Index. Transamerica Large Cap Value also deserves mention; its 10.25% return was almost four percentage points better than the return of the Russell 1000® Value Index. The international equity fund holdings lagged as a group, but the bond funds pulled their weight well. Four of the five core bond funds surpassed the Bloomberg Barclays U.S. Aggregate Bond Index’s strong gain, and the Fund benefited from robust returns in the satellite bond funds. Indeed, the best-returning investment in the Fund was a bond strategy: Transamerica Emerging Markets Debt, which gained 12.25%.

In our view, most asset classes were trading richly at period end. With interest rates at historically low levels for the past few years, investors have moved further out on the risk curve in search of return, bidding up prices across many asset classes. This has made it challenging to identify pockets of real value in the markets, forcing us to think more in relative-value terms. We have been finding U.S. stocks to be particularly expensive, and consequently have sought value in foreign equity markets, both developed and emerging. On the fixed-income side, we consider government bonds and other high-quality bonds to be trading far too richly for our tastes at their current, ultra-low yields. We believe high-grade bonds in the U.S. and other developed markets are more vulnerable to a rise in interest rates today than at just about any time in history. We are thus maintaining a below-benchmark duration in the bond sleeve to reduce rate sensitivity, and targeting more assets than usual in high-yield bonds, floating-rate bank loans, and emerging-markets debt, owing to better valuations. We also continue to hold a portion of the bond sleeve in hedge-like absolute-return strategies, which we believe have the potential to offer bond-like returns without the same interest-rate sensitivity as bonds. Our overall goal is to position the Fund according to where our fundamental research suggests the best values are, while still delivering the one-stop, broad diversification that has always been the Fund’s hallmark.

Dario Castagna, CFA

Dan McNeela, CFA

Michael Stout, CFA

Co-Portfolio Managers

Morningstar Investment Management LLC

Transamerica Funds	Annual Report 2016

Transamerica Asset Allocation – Moderate Growth Portfolio

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Class A (POP)	(2.33)%	6.72%	3.84%	03/01/2002
Class A (NAV)	3.35%	7.93%	4.43%	03/01/2002
Wilshire 5000® Total Market Index (A)	4.27%	13.13%	6.86%
Bloomberg Barclays U.S. Aggregate Bond Index (B)	4.37%	2.90%	4.64%
Class B (POP)	(2.26)%	6.95%	3.84%	03/01/2002
Class B (NAV)	2.55%	7.10%	3.84%	03/01/2002
Class C (POP)	1.64%	7.16%	3.73%	11/11/2002
Class C (NAV)	2.60%	7.16%	3.73%	11/11/2002
Class I (NAV)	3.63%	8.23%	7.74%	11/30/2009
Class R (NAV)	3.10%	7.68%	4.23%	06/15/2006

(A) The Wilshire 5000® Total Market Index measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

(B) The Bloomberg Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.50% for Class A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (in the 1st year) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and R shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, like many investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. Global/international stock funds and specialty/sector funds are subject to additional market risks. Fees associated with a fund-of-funds may be higher than with other funds. An investment in the Fund is subject to the risks associated with the underlying funds including fixed income investing which is subject to credit risk, inflation risk, and interest rate risk. Investment in small-and medium sized companies present additional risks such as increased volatility because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies.

Transamerica Funds	Annual Report 2016

Transamerica Asset Allocation – Moderate Portfolio

(unaudited)

MARKET ENVIRONMENT

The 12-month period ended October 31, 2016 brought plenty of excitement. Just prior to the reporting period, global equity markets had staged a strong October 2015 rebound following a summer selloff. Not surprisingly, stocks fell back some in November and December, a move that was probably exacerbated by a conspicuous downturn in oil prices. Oil had been trending down since mid-2014 as increasing U.S. supply flooded the markets, but prices began another leg down in 2015’s final two months. Around the same time, the U.S. Federal Reserve (“Fed”) hiked short-term rates by a quarter-point in December.

The Fed’s move was telegraphed well enough that investors seemed to take it in stride. But after New Year’s, global equity markets entered a fairly serious downward spiral from January through mid-February as weakness in the Chinese manufacturing sector stoked fears about global growth. Oil prices plummeted further as a result. The price for West Texas Intermediate crude oil reached $26 per barrel on February 11, having started the year at around $37 (itself a far cry from its $108 peak back in June 2014). But U.S. jobs data and other U.S. economic measures continued to come in on a healthy note, investors eventually appeared to relax, and the equity markets began to rise through the latter half of February and on into the summer. Oil prices rebounded as well, breaking over $50 by early June. The United Kingdom’s June 23 vote to leave the European Union (“Brexit”) threw a brief wrench into the works; global stock markets sold off for a couple of days following the vote, before regaining their footing in short order once investors digested the news. With U.S. economic data continuing to hold up in the ensuing months, equities drifted a little higher from July through October, albeit restrained a bit by the rancor and uncertainty of the U.S. presidential campaign.

Bonds took their own route. The stock-market volatility in early 2016 gave core bonds a boost as investors sought a safe haven. But U.S. high-yield bonds were dented during that stretch by fears of higher default rates, particularly within the energy sector. The January-February market gyrations prompted the Fed to soften its tone and delay its rate-hike plans, allowing investment-grade bonds to rally further as the year progressed. High-yield bonds recovered once oil prices started to stabilize in the spring. Throughout it all, international bonds were particularly strong in U.S. dollar terms, benefiting from accommodative central-bank policy abroad as well as currency gains against the U.S. dollar. Emerging-markets bonds enjoyed especially robust returns. Most investment-grade bonds cooled off in the period’s final three months, although high-yield bonds and emerging-markets bonds drifted further up in sympathy with the equity markets.

These ups and downs are obscured somewhat by the index returns for the full period. Over the 12 months, the S&P 500® managed a positive 4.51% return. U.S. small-cap stocks, as measured by the Russell 2000® Index, were a bit weaker with a 4.11% gain. Foreign developed markets were not able to eke out a positive return; their losses from November to February, and again surrounding Brexit, were too steep to fully recover. The MSCI EAFE Index of foreign developed markets recorded a (3.23)% loss. Emerging markets were brighter; the MSCI Emerging Markets Index notched a 9.27% gain (after lagging developed markets in 2013, 2014 and 2015). On the fixed-income side, an almost unbroken rally in core bonds in 2016’s first half helped the Bloomberg Barclays U.S. Aggregate Bond Index generate a strong 4.37% return. The Bloomberg Barclays U.S. Corporate High Yield Index posted a 10.14% gain, and emerging-markets debt returns were in that same neighborhood - although it should be noted that both asset classes were coming off a poor 2015.

PERFORMANCE

For the year ended October 31, 2016, Transamerica Asset Allocation – Moderate Portfolio Class A returned 3.71%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the Wilshire 5000® Total Market Index and the Bloomberg Barclays U.S. Aggregate Bond Index, returned 4.27% and 4.37%, respectively.

STRATEGY REVIEW

The goal of the Transamerica Asset Allocation Portfolios has always been to provide investors one-stop participation in the global financial markets. The Fund provides a mix of about 50% equity and 50% fixed-income securities over time. The equity side is intended to cover both domestic and international markets across a range of investment styles, including larger and smaller companies and value and growth stocks. The fixed-income portion normally includes investment-grade and credit-sensitive holdings, shorter- and longer-term bonds, and international bonds. The Fund also normally incorporates emerging markets, and can own real estate securities and alternative strategies such as managed-futures, global-macro, event-driven and commodity-related strategies.

During the reporting period, most asset classes in which the Fund invests had positive returns. U.S. large-cap stocks were up moderately as a group, as were U.S. small-caps (with value stocks outperforming growth stocks in both cases). Emerging-markets equity was strong after lagging for several years. Investment-grade bonds gained nicely, while high-yield and other credit-sensitive bonds were up even more. The negative contributors from an asset-class perspective included foreign developed-market equities, particularly European equities. Europe makes up the bulk of core international markets, and the MSCI Europe Index lost (7.48)% in U.S. dollar terms, largely due to currency movements. Commodities were also down.

Transamerica Funds	Annual Report 2016

Transamerica Asset Allocation – Moderate Portfolio

(unaudited)

STRATEGY REVIEW (continued)

Some of our asset-class over/underweights were helpful. Our decision to overweight emerging markets, one of the strongest-performing asset classes, relative to our neutral targets for the entire period was positive. We also went to an overweight in foreign developed-market value stocks in mid-August, and that timing turned out well. In the bond sleeve, maintaining an overweight to high-yield bonds was positive. Being significantly underweight commodity futures continued to be on target. It should be noted that while we were underweight commodity futures, we did have exposure to energy infrastructure in the form of Transamerica MLP & Energy Income. We decided to establish a position when that fund was down sharply on falling oil prices in late 2015 and early 2016. We believed the types of energy distribution assets that the strategy targets - such as oil and gas pipelines and storage facilities - were being unduly punished alongside oil producers, given the difference in business models. We phased into the position from October 2015 through mid-January 2016. As of the end of the reporting period, Transamerica MLP & Energy Income was up 21.42% year to date.

Among the underlying funds, performance was mixed. Six core U.S. large-cap funds anchor the U.S. equity sleeve, and are thus fairly sizable positions. Three of those funds beat their style-specific indices and three did not. The U.S. mid- and small-cap funds were mixed as well, although Transamerica Small Cap Growth shined relative to the Russell 2000® Growth Index. Transamerica Large Cap Value also deserves mention; its 10.25% return was almost four percentage points better than the return of the Russell 1000® Value Index. The international equity fund holdings lagged as a group, but the bond funds pulled their weight pretty well. Four of the five core bond funds surpassed the Bloomberg Barclays U.S. Aggregate Bond Index’s strong gain, and the Fund benefited from robust returns in the satellite bond funds. Indeed, the best-returning investment in the Fund was a bond strategy: Transamerica Emerging Markets Debt, which gained 12.25%.

In our view, most asset classes were trading richly at period end. With interest rates at historically low levels for the past few years, investors have moved further out on the risk curve in search of return, bidding up prices across many asset classes. This has made it challenging to identify pockets of real value in the markets, forcing us to think more in relative-value terms. We have been finding U.S. stocks to be particularly expensive, and consequently have sought value in foreign equity markets, both developed and emerging. On the fixed-income side, we consider government bonds and other high-quality bonds to be trading far too richly for our tastes at their current, ultra-low yields. We believe high-grade bonds in the U.S. and other developed markets are more vulnerable to a rise in interest rates today than at just about any time in history. We are thus maintaining a below-benchmark duration in the bond sleeve to reduce rate sensitivity, and also targeting more assets than usual in high-yield bonds, floating-rate bank loans, and emerging-markets debt owing to better valuations. We also continue to hold a portion of the bond sleeve in hedge-like absolute-return strategies, which we believe have the potential to offer bond-like returns without the same interest-rate sensitivity as bonds. Our overall goal is to position the Fund according to where our fundamental research suggests the best values are, while still delivering the one-stop, broad diversification that has always been this portfolio’s hallmark.

Dario Castagna, CFA

Dan McNeela, CFA

Michael Stout, CFA

Co-Portfolio Managers

Morningstar Investment Management LLC

Transamerica Funds	Annual Report 2016

Transamerica Asset Allocation – Moderate Portfolio

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Class A (POP)	(2.03)%	5.18%	3.86%	03/01/2002
Class A (NAV)	3.71%	6.38%	4.45%	03/01/2002
Wilshire 5000® Total Market Index (A)	4.27%	13.13%	6.86%
Bloomberg Barclays U.S. Aggregate Bond Index (B)	4.37%	2.90%	4.64%
Class B (POP)	(2.04)%	5.38%	3.86%	03/01/2002
Class B (NAV)	2.83%	5.55%	3.86%	03/01/2002
Class C (POP)	1.91%	5.65%	3.77%	11/11/2002
Class C (NAV)	2.88%	5.65%	3.77%	11/11/2002
Class I (NAV)	3.97%	6.66%	6.65%	11/30/2009
Class R (NAV)	3.40%	6.15%	4.23%	06/15/2006

(A) The Wilshire 5000® Total Market Index measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

(B) The Bloomberg Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.50% for Class A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (in the 1st year) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and R shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, like many investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. Global/international stock funds and specialty/sector funds are subject to additional market risks. Fees associated with a fund-of-funds may be higher than with other funds. An investment in the Fund is subject to the risks associated with the underlying funds including fixed income investing which is subject to credit risk, inflation risk, and interest rate risk. Investments in small- and medium-sized companies present additional risks such as increased volatility because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies

Transamerica Funds	Annual Report 2016

Transamerica Multi-Manager Alternative Strategies Portfolio

(unaudited)

MARKET ENVIRONMENT

The 12-month period through October 31, 2016 was not unlike any other post-crisis era. Interest rates and growth remained low, global central banks remained unprecedentedly accommodative, and geopolitical events punctuated the grinding, but still positive economic improvements.

In December 2015, the U.S. Federal Reserve (“Fed”) raised its Fed funds rate target for the first time since 2006, taking its first substantive step toward normalizing the stance of monetary policy since ceasing the quantitative easing program in 2014. The European Central Bank (“ECB”) and the Bank of Japan (“BoJ”), meanwhile, continued to provide monetary stimulus over the period. The ECB launched a new corporate bond purchase program in the summer of 2016, meant to ease lending conditions in the real economy and boost credit market activity. Late in the summer, the BoJ shifted gears and adopted a new policy target, which saw global developed sovereign yields turn increasingly negative.

Domestically, the economic environment steadily improved. Labor market conditions brightened, while the unemployment rate hovered around the five percent level. Goods and services prices crept higher in aggregate, as the consumer price Index went from no year-over-year growth in September 2015 to registering approximately one and half percent growth in September 2016. Crude oil prices remained volatile thought the period.

In the U.S. financial markets, interest rates finished the fiscal year lower, while equities and the dollar were stronger. Corporate credit total returns also improved and spreads tightened markedly. Volatility was elevated around calendar year-end and slowly settled down only to surge again mid-year on the United Kingdom’s vote to exit European Union.

PERFORMANCE

For the year ended October 31, 2016, Transamerica Multi-Manager Alternative Strategies Portfolio Class A, returned 1.07%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the BofA Merrill Lynch 3-Month Treasury Bill + 3% Wrap Index and the HFRX Global Hedge Fund Index, returned 3.36% and (1.30)%, respectively.

STRATEGY REVIEW

The largest contributors were high yield and emerging markets debt, which were increased aggressively at the end of January. Managed futures and emerging market bonds were also strong contributors, which helped hedge the balance of the Fund.

Nearly all of the equity hedge components were negative, with the exception of developing markets equity. The largest detractors were master-limited partnerships and global macro.

During the period, the Fund utilized derivatives. These positions added to performance.

Timothy S. Galbraith

Prat Patel, CFA

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Funds	Annual Report 2016

Transamerica Multi-Manager Alternative Strategies Portfolio

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Class A (POP)	(4.53)%	1.00%	1.17%	12/28/2006
Class A (NAV)	1.07%	2.14%	1.75%	12/28/2006
BofA Merrill Lynch 3-Month Treasury Bill Index + 3% Wrap Index (A)	3.36%	3.15%	3.88%
HFRX Global Hedge Fund Index (B)	(1.30)%	1.03%	(0.74)%
Class C (POP)	(0.68)%	1.39%	1.05%	12/28/2006
Class C (NAV)	0.29%	1.39%	1.05%	12/28/2006
Class I (NAV)	1.44%	2.48%	2.71%	11/30/2009
Class R6 (NAV)	1.59%	N/A	(2.39)%	05/29/2015

(A) The BofA Merrill Lynch 3-Month Treasury Bill + 3% Wrap Index assumes a 3% wrap fee and is comprised of a single issue purchased at the beginning of the month, which is subsequently sold at the end of the month and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date.

(B) The HFRX Global Hedge Fund Index is designed to measure the daily performance of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage.

(C) Not annualized.

The BofA Merrill Lynch 3-Month Treasury Bill + 3% Wrap Index is an unmanaged index used as a general measure of market performance. The HFRX Global Hedge Fund Index is a passively-managed index designed to measure the daily performance of the overall composition of the hedge fund universe. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.50% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and Class R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Alternative strategies may not suitable for all investors. Many alternative strategies tend to use sophisticated and aggressive investment techniques. Certain alternative strategies may be tied to hard assets such as commodities, currencies and real estate and may be subject to greater volatility as they may be affected by overall market movements, changes in interest rates or factors affecting a particular industry, commodity or currency, and international economic, political, and regulatory developments.

Transamerica Funds	Annual Report 2016

Understanding Your Funds’ Expenses

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and ongoing costs, including management fees, and other fund expenses.

The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at May 1, 2016, and held for the entire period until October 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid during the period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period (B)	Ending Account Value	Expenses Paid During Period (B)	Annualized Expense Ratio (C) (D)

Transamerica Asset Allocation - Conservative Portfolio
Class A	$1,000.00	$1,028.50	$2.35	$1,022.80	$2.34	0.46%
Class B	1,000.00	1,023.80	6.46	1,018.80	6.44	1.27
Class C	1,000.00	1,024.20	6.11	1,019.10	6.09	1.20
Class I	1,000.00	1,029.50	1.17	1,024.00	1.17	0.23
Class R	1,000.00	1,026.30	4.07	1,021.10	4.06	0.80

Transamerica Asset Allocation - Growth Portfolio
Class A	1,000.00	1,039.60	2.56	1,022.60	2.54	0.50
Class B	1,000.00	1,034.50	6.75	1,018.50	6.70	1.32
Class C	1,000.00	1,034.80	6.39	1,018.90	6.34	1.25
Class I	1,000.00	1,041.00	1.18	1,024.00	1.17	0.23
Class R	1,000.00	1,037.00	4.25	1,021.00	4.22	0.83

Transamerica Asset Allocation - Moderate Growth Portfolio
Class A	1,000.00	1,034.10	2.40	1,022.80	2.39	0.47
Class B	1,000.00	1,030.70	6.58	1,018.70	6.55	1.29
Class C	1,000.00	1,030.40	6.23	1,019.00	6.19	1.22
Class I	1,000.00	1,035.70	1.18	1,024.00	1.17	0.23
Class R	1,000.00	1,032.70	3.88	1,021.30	3.86	0.76

Transamerica Asset Allocation - Moderate Portfolio
Class A	1,000.00	1,030.60	2.35	1,022.80	2.34	0.46
Class B	1,000.00	1,026.90	6.52	1,018.70	6.50	1.28
Class C	1,000.00	1,027.40	6.12	1,019.10	6.09	1.20
Class I	1,000.00	1,032.40	1.18	1,024.00	1.17	0.23
Class R	1,000.00	1,030.00	3.62	1,021.60	3.61	0.71

Transamerica Funds	Annual Report 2016

Understanding Your Funds’ Expenses (continued)

(unaudited)

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period (B)	Ending Account Value	Expenses Paid During Period (B)	Annualized Expense Ratio (C) (D)

Transamerica Multi-Manager Alternative Strategies Portfolio
Class A	$1,000.00	$1,020.00	$3.25	$1,021.90	$3.25	0.64%
Class C	1,000.00	1,015.90	7.14	1,018.00	7.15	1.41
Class I	1,000.00	1,022.10	1.68	1,023.50	1.68	0.33
Class R6	1,000.00	1,022.80	1.22	1,023.90	1.22	0.24

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Funds’ annualized expense ratios (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the underlying funds in which the Funds invest. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Funds	Annual Report 2016

Schedules of Investments Composition

At October 31, 2016

(unaudited)

Transamerica Asset Allocation - Conservative Portfolio

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	53.0%
U.S. Equity Funds	23.5
International Equity Funds	9.7
International Fixed Income Funds	7.3
U.S. Alternative Funds	3.7
U.S. Mixed Allocation Fund	1.6
International Alternative Funds	1.3
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Transamerica Asset Allocation - Growth Portfolio

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	61.6%
International Equity Funds	27.8
U.S. Mixed Allocation Fund	5.5
U.S. Alternative Funds	3.9
International Alternative Funds	1.3
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Transamerica Asset Allocation - Moderate Growth Portfolio

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	45.6%
U.S. Fixed Income Funds	21.8
International Equity Funds	20.0
International Fixed Income Funds	4.0
U.S. Mixed Allocation Fund	3.9
U.S. Alternative Funds	3.1
International Alternative Funds	1.7
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Transamerica Asset Allocation - Moderate Portfolio

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	40.9%
U.S. Equity Funds	32.5
International Equity Funds	14.0
International Fixed Income Funds	5.3
U.S. Alternative Funds	3.2
U.S. Mixed Allocation Fund	2.6
International Alternative Funds	1.6
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Transamerica Multi-Manager Alternative Strategies Portfolio

Asset Allocation	Percentage of Net Assets
U.S. Alternative Funds	28.2%
International Alternative Funds	24.5
International Fixed Income Funds	14.9
U.S. Fixed Income Funds	13.4
International Equity Funds	12.5
Repurchase Agreement	6.7
Net Other Assets (Liabilities)	(0.2)
Total	100.0%

Transamerica Funds	Annual Report 2016

Transamerica Asset Allocation – Conservative Portfolio

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Shares	Value
INVESTMENT COMPANIES - 100.1%
International Alternative Funds - 1.3%
Transamerica Global Allocation Liquidating Trust (A) (B) (C) (D) (E)	7,891	$ 45,856
Transamerica Global Multifactor Macro (F)	1,447,605	14,172,051

		14,217,907

International Equity Funds - 9.7%
Transamerica Developing Markets Equity (A) (F)	2,745,400	27,206,911
Transamerica Emerging Markets Equity (F)	755,549	6,716,834
Transamerica International Equity (F)	2,191,442	36,706,659
Transamerica International Equity Opportunities (F)	2,199,844	15,992,863
Transamerica International Small Cap (F)	936,446	8,577,843
Transamerica International Small Cap Value (F)	715,566	8,171,768

		103,372,878

International Fixed Income Funds - 7.3%
Transamerica Emerging Markets Debt (F)	2,757,760	29,011,635
Transamerica Inflation Opportunities (A) (F)	4,853,842	48,781,116

		77,792,751

U.S. Alternative Funds - 3.7%
Transamerica Arbitrage Strategy Liquidating Trust (A) (B) (C) (D) (E)	13,251	130,554
Transamerica Event Driven (F)	1,072,535	10,543,014
Transamerica Managed Futures Strategy (F)	3,408,103	28,866,631

		39,540,199

U.S. Equity Funds - 23.5%
Transamerica Capital Growth (F)	1,105,339	19,266,057
Transamerica Concentrated Growth (F)	1,029,534	17,965,360
Transamerica Dividend Focused (F)	5,023,720	56,014,477
Transamerica Growth (F)	2,258,969	29,411,777
Transamerica Large Cap Value (F)	4,913,328	61,023,536

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Equity Funds (continued)
Transamerica Mid Cap Value (F)	761,434	$ 11,878,364
Transamerica Mid Cap Value Opportunities (F)	476,323	5,653,957
Transamerica Multi-Cap Growth (F)	1,919,507	15,202,493
Transamerica Small Cap Core (F)	608,776	6,124,292
Transamerica Small Cap Growth (F)	243,831	3,013,756
Transamerica Small Cap Value (F)	586,854	5,733,565
Transamerica Small Company Growth Liquidating Trust (A) (B) (C) (D) (E)	1,529	949
Transamerica US Growth (F)	1,177,448	20,169,691

		251,458,274

U.S. Fixed Income Funds - 53.0%
Transamerica Bond (F)	6,256,123	60,684,396
Transamerica Core Bond (F)	14,973,443	151,980,447
Transamerica Flexible Income (F)	2,410,565	22,466,461
Transamerica Floating Rate (F)	1,975,164	19,652,885
Transamerica High Yield Bond (F)	3,293,996	30,140,067
Transamerica Intermediate Bond (F)	5,843,525	60,188,304
Transamerica Short-Term Bond (F)	6,863,945	68,914,010
Transamerica Total Return (F)	14,608,839	152,370,190

		566,396,760

U.S. Mixed Allocation Fund - 1.6%
Transamerica MLP & Energy Income (F)	2,290,312	17,406,369

Total Investment Companies (Cost $1,015,945,374)		1,070,185,138

Total Investments (Cost $1,015,945,374) (G)		1,070,185,138
Net Other Assets (Liabilities) - (0.1)%		(623,093)

Net Assets - 100.0%		$ 1,069,562,045

SECURITY VALUATION:

Valuation Inputs (H)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$1,070,007,779	$—	$—	$1,070,007,779

Total	$1,070,007,779	$—	$—	$1,070,007,779

Investment Companies Measured at Net Asset Value (I)				177,359

Total Investments				$1,070,185,138

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Investment in an affiliated company of Transamerica Asset Management, Inc.
(C)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2016, total value of securities is $177,359, representing less than 0.1% of the Fund’s net assets.
(D)	Illiquid securities. At October 31, 2016, total value of illiquid securities is $177,359, representing less than 0.1% of the Fund’s net assets.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Asset Allocation – Conservative Portfolio

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(E)	Restricted securities. At October 31, 2016, the restricted securities held by the Fund are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$81,188	$45,856	0.0	%(J)
Investment Companies	Transamerica Arbitrage Strategy Liquidating Trust	09/18/2015	132,510	130,554	0.0	(J)

Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	15,291	949	0.0	(J)

Total			$228,989	$177,359	0.0	%(J)

(F)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(G)	Aggregate cost for federal income tax purposes is $1,022,195,154. Aggregate gross unrealized appreciation and depreciation for all securities is $55,293,154 and $7,303,170, respectively. Net unrealized appreciation for tax purposes is $47,989,984.
(H)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(I)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented in the Schedule of Investments.
(J)	Percentage rounds to less than 0.1% or (0.1)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Asset Allocation – Growth Portfolio

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Shares	Value
INVESTMENT COMPANIES - 100.1%
International Alternative Funds - 1.3%
Transamerica Global Allocation Liquidating Trust (A) (B) (C) (D) (E)	5,149	$ 29,921
Transamerica Global Multifactor Macro (F)	1,945,822	19,049,595

		19,079,516

International Equity Funds - 27.8%
Transamerica Developing Markets Equity (A) (F)	11,358,803	112,565,742
Transamerica Emerging Markets Equity (F)	4,631,916	41,177,737
Transamerica Global Real Estate Securities (F)	376,206	5,206,688
Transamerica International Equity (F)	6,918,273	115,881,068
Transamerica International Equity Opportunities (F)	8,950,895	65,073,009
Transamerica International Small Cap (F)	3,207,624	29,381,834
Transamerica International Small Cap Value (F)	2,912,551	33,261,335

		402,547,413

U.S. Alternative Funds - 3.9%
Transamerica Event Driven (F)	1,784,656	17,543,168
Transamerica Managed Futures Strategy (F)	4,702,559	39,830,676

		57,373,844

U.S. Equity Funds - 61.6%
Transamerica Capital Growth (F)	3,887,678	67,762,229
Transamerica Concentrated Growth (F)	3,551,867	61,980,072

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Equity Funds (continued)
Transamerica Dividend Focused (F)	16,183,803	$ 180,449,404
Transamerica Growth (F)	8,018,919	104,406,325
Transamerica Large Cap Value (F)	16,396,928	203,649,842
Transamerica Mid Cap Value (F)	4,722,827	73,676,100
Transamerica Mid Cap Value Opportunities (F)	2,610,972	30,992,241
Transamerica Multi-Cap Growth (F)	4,676,934	37,041,315
Transamerica Small Cap Core (F)	388,801	3,911,340
Transamerica Small Cap Growth (F)	1,498,882	18,526,184
Transamerica Small Cap Value (F)	4,088,734	39,946,926
Transamerica Small Company Growth Liquidating Trust (A) (B) (C) (D) (E)	5,111	3,173
Transamerica US Growth (F)	4,154,835	71,172,323

		893,517,474

U.S. Mixed Allocation Fund - 5.5%
Transamerica MLP & Energy Income (F)	10,425,408	79,233,102

Total Investment Companies (Cost $1,262,879,485)		1,451,751,349

Total Investments (Cost $1,262,879,485) (G)		1,451,751,349
Net Other Assets (Liabilities) - (0.1)%		(2,124,569)

Net Assets - 100.0%		$ 1,449,626,780

SECURITY VALUATION:

Valuation Inputs (H)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$1,451,718,255	$—	$—	$1,451,718,255

Total	$1,451,718,255	$—	$—	$1,451,718,255

Investment Companies Measured at Net Asset Value (I)				33,094

Total Investments				$1,451,751,349

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Investment in an affiliated company of Transamerica Asset Management, Inc.
(C)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2016, total value of securities is $33,094, representing less than 0.1% of the Fund’s net assets.
(D)	Illiquid securities. At October 31, 2016, total value of illiquid securities is $33,094, representing less than 0.1% of the Fund’s net assets.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Asset Allocation – Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(E)	Restricted securities. At October 31, 2016, the restricted securities held by the Fund are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$52,975	$29,921	0.0	%(J)
Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	51,111	3,173	0.0	(J)

Total			$104,086	$33,094	0.0	%(J)

(F)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(G)	Aggregate cost for federal income tax purposes is $1,275,111,800. Aggregate gross unrealized appreciation and depreciation for all securities is $191,915,172 and $15,275,623, respectively. Net unrealized appreciation for tax purposes is $176,639,549.
(H)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(I)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented in the Schedule of Investments.
(J)	Percentage rounds to less than 0.1% or (0.1)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Asset Allocation – Moderate Growth Portfolio

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Shares	Value
INVESTMENT COMPANIES - 100.1%
International Alternative Funds - 1.7%
Transamerica Global Allocation Liquidating Trust (A) (B) (C) (D) (E)	34,418	$ 200,006
Transamerica Global Multifactor Macro (F)	4,639,160	45,417,379

		45,617,385

International Equity Funds - 20.0%
Transamerica Developing Markets Equity (B) (F)	13,433,332	133,124,317
Transamerica Emerging Markets Equity (F)	6,677,742	59,365,124
Transamerica Global Real Estate Securities (F)	968,321	13,401,557
Transamerica International Equity (F)	10,085,416	168,930,720
Transamerica International Equity Opportunities (F)	11,069,635	80,476,246
Transamerica International Small Cap (F)	4,457,156	40,827,550
Transamerica International Small Cap Value (F)	4,029,942	46,021,934

		542,147,448

International Fixed Income Funds - 4.0%
Transamerica Emerging Markets Debt (F)	6,055,581	63,704,717
Transamerica Inflation Opportunities (B) (F)	4,493,639	45,161,076

		108,865,793

U.S. Alternative Funds - 3.1%
Transamerica Arbitrage Strategy Liquidating Trust (A) (B) (C) (D) (E)	43,273	426,339
Transamerica Event Driven (F)	2,481,672	24,394,834
Transamerica Managed Futures Strategy (F)	6,902,822	58,466,906

		83,288,079

U.S. Equity Funds - 45.6%
Transamerica Capital Growth (F)	5,256,721	91,624,646
Transamerica Concentrated Growth (F)	4,720,839	82,378,645
Transamerica Dividend Focused (F)	22,809,370	254,324,475

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Equity Funds (continued)
Transamerica Growth (F)	10,759,917	$ 140,094,122
Transamerica Large Cap Value (F)	22,712,763	282,092,523
Transamerica Mid Cap Value (F)	7,046,816	109,930,335
Transamerica Mid Cap Value Opportunities (F)	4,135,967	49,093,933
Transamerica Multi-Cap Growth (F)	8,562,358	67,813,874
Transamerica Small Cap Core (F)	1,641,681	16,515,312
Transamerica Small Cap Growth (F)	1,159,420	14,330,430
Transamerica Small Cap Value (F)	3,133,081	30,610,201
Transamerica Small Company Growth Liquidating Trust (A) (B) (C) (D) (E)	4,660	2,893
Transamerica US Growth (F)	5,635,704	96,539,613

		1,235,351,002

U.S. Fixed Income Funds - 21.8%
Transamerica Bond (F)	6,377,765	61,864,318
Transamerica Core Bond (F)	15,920,524	161,593,314
Transamerica Flexible Income (F)	4,921,154	45,865,158
Transamerica Floating Rate (F)	3,009,367	29,943,202
Transamerica High Yield Bond (F)	5,870,017	53,710,652
Transamerica Intermediate Bond (F)	7,143,759	73,580,720
Transamerica Short-Term Bond (F)	4,387,924	44,054,761
Transamerica Total Return (F)	11,551,585	120,483,034

		591,095,159

U.S. Mixed Allocation Fund - 3.9%
Transamerica MLP & Energy Income (F)	13,759,876	104,575,058

Total Investment Companies (Cost $2,456,891,253)		2,710,939,924

Total Investments (Cost $2,456,891,253) (G)		2,710,939,924
Net Other Assets (Liabilities) - (0.1)%		(3,492,593)

Net Assets - 100.0%		$ 2,707,447,331

SECURITY VALUATION:

Valuation Inputs (H)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$2,710,310,686	$—	$—	$2,710,310,686

Total	$2,710,310,686	$—	$—	$2,710,310,686

Investment Companies Measured at Net Asset Value (I)				629,238

Total Investments				$2,710,939,924

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Asset Allocation – Moderate Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Investment in an affiliated company of Transamerica Asset Management, Inc.
(B)	Non-income producing securities.
(C)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2016, total value of securities is $629,238, representing less than 0.1% of the Fund’s net assets.
(D)	Illiquid securities. At October 31, 2016, total value of illiquid securities is $629,238, representing less than 0.1% of the Fund’s net assets.
(E)	Restricted securities. At October 31, 2016, the restricted securities held by the Fund are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$354,111	$200,006	0.0	%(J)
Investment Companies	Transamerica Arbitrage Strategy Liquidating Trust	09/18/2015	432,725	426,339	0.0	(J)
Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	46,600	2,893	0.0	(J)

Total			$833,436	$629,238	0.0	%(J)

(F)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(G)	Aggregate cost for federal income tax purposes is $2,471,507,052. Aggregate gross unrealized appreciation and depreciation for all securities is $269,893,233 and $30,460,361, respectively. Net unrealized appreciation for tax purposes is $239,432,872.
(H)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(I)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented in the Schedule of Investments.
(J)	Percentage rounds to less than 0.1% or (0.1)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Asset Allocation – Moderate Portfolio

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Shares	Value
INVESTMENT COMPANIES - 100.1%
International Alternative Funds - 1.6%
Transamerica Global Allocation Liquidating Trust (A) (B) (C) (D) (E)	21,365	$ 124,153
Transamerica Global Multifactor Macro (A) (F)	3,251,734	31,834,474

		31,958,627

International Equity Funds - 14.0%
Transamerica Developing Markets Equity (A) (F)	7,397,619	73,310,409
Transamerica Emerging Markets Equity (F)	3,454,074	30,706,719
Transamerica International Equity (F)	5,507,972	92,258,533
Transamerica International Equity Opportunities (F)	5,644,290	41,033,985
Transamerica International Small Cap (F)	2,344,295	21,473,745
Transamerica International Small Cap Value (F)	2,029,621	23,178,270

		281,961,661

International Fixed Income Funds - 5.3%
Transamerica Emerging Markets Debt (F)	5,050,033	53,126,346
Transamerica Inflation Opportunities (A) (F)	5,460,351	54,876,527

		108,002,873

U.S. Alternative Funds - 3.2%
Transamerica Arbitrage Strategy Liquidating Trust (A) (B) (C) (D) (E)	28,370	279,510
Transamerica Event Driven (F)	1,931,297	18,984,649
Transamerica Managed Futures Strategy (F)	5,237,799	44,364,156

		63,628,315

U.S. Equity Funds - 32.5%
Transamerica Capital Growth (F)	2,751,847	47,964,699
Transamerica Concentrated Growth (F)	2,763,514	48,223,322
Transamerica Dividend Focused (F)	12,247,380	136,558,289
Transamerica Growth (F)	5,556,145	72,341,005

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Equity Funds (continued)
Transamerica Large Cap Value (F)	12,031,267	$ 149,428,332
Transamerica Mid Cap Value (F)	3,369,966	52,571,474
Transamerica Mid Cap Value Opportunities (F)	2,037,059	24,179,887
Transamerica Multi-Cap Growth (F)	4,787,741	37,918,913
Transamerica Small Cap Core (F)	1,003,310	10,093,294
Transamerica Small Cap Growth (F)	726,626	8,981,100
Transamerica Small Cap Value (F)	1,944,071	18,993,571
Transamerica Small Company Growth Liquidating Trust (A) (B) (C) (D) (E)	2,887	1,792
Transamerica US Growth (F)	2,876,492	49,274,308

		656,529,986

U.S. Fixed Income Funds - 40.9%
Transamerica Bond (F)	8,520,982	82,653,525
Transamerica Core Bond (F)	22,748,419	230,896,450
Transamerica Flexible Income (F)	6,205,180	57,832,282
Transamerica Floating Rate (F)	3,276,961	32,605,765
Transamerica High Yield Bond (F)	4,682,444	42,844,359
Transamerica Intermediate Bond (F)	9,685,965	99,765,435
Transamerica Short-Term Bond (F)	7,320,512	73,497,941
Transamerica Total Return (F)	19,817,751	206,699,147

		826,794,904

U.S. Mixed Allocation Fund - 2.6%
Transamerica MLP & Energy Income (F)	7,004,372	53,233,224

Total Investment Companies (Cost $1,891,809,589)		2,022,109,590

Total Investments (Cost $1,891,809,589) (G)		2,022,109,590
Net Other Assets (Liabilities) - (0.1)%		(2,926,377)

Net Assets - 100.0%		$ 2,019,183,213

SECURITY VALUATION:

Valuation Inputs (H)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$2,021,704,135	$—	$—	$2,021,704,135

Total	$2,021,704,135	$—	$—	$2,021,704,135

Investment Companies Measured at Net Asset Value (I)				405,455

Total Investments				$2,022,109,590

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Investment in an affiliated company of Transamerica Asset Management, Inc.
(C)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2016, total value of securities is $405,455, representing less than 0.1% of the Fund’s net assets.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Asset Allocation – Moderate Portfolio

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(D)	Illiquid securities. At October 31, 2016, total value of illiquid securities is $405,455, representing less than 0.1% of the Fund’s net assets.
(E)	Restricted securities. At October 31, 2016, the restricted securities held by the Fund are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$219,813	$124,153	0.0	%(J)
Investment Companies	Transamerica Arbitrage Strategy Liquidating Trust	09/18/2015	283,697	279,510	0.0	(J)

Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	28,869	1,792	0.0	(J)

Total			$532,379	$405,455	0.0	%(J)

(F)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(G)	Aggregate cost for federal income tax purposes is $1,901,152,313. Aggregate gross unrealized appreciation and depreciation for all securities is $139,286,219 and $18,328,942, respectively. Net unrealized appreciation for tax purposes is $120,957,277.
(H)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(I)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented in the Schedule of Investments.
(J)	Percentage rounds to less than 0.1% or (0.1)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Multi-Manager Alternative Strategies Portfolio

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Shares	Value
INVESTMENT COMPANIES - 93.5%
International Alternative Funds - 24.5%
Transamerica Global Long/Short Equity (A) (B)	466,412	$ 4,263,003
Transamerica Global Multifactor Macro (B)	5,640,867	55,224,092

		59,487,095

International Equity Funds - 12.5%
Transamerica Developing Markets Equity (A) (B)	1,434,266	14,213,581
Transamerica Global Real Estate Securities (B)	938,464	12,988,346
Transamerica International Small Cap (B)	200,518	1,836,741
Transamerica International Small Cap Value (B)	113,086	1,291,436

		30,330,104

International Fixed Income Funds - 14.9%
Transamerica Emerging Markets Debt (B)	1,481,833	15,588,881
Transamerica Unconstrained Bond (B)	2,079,448	20,607,329

		36,196,210

U.S. Alternative Funds - 28.2%
Transamerica Arbitrage Strategy Liquidating Trust (A) (C) (D) (E) (F)	22,689	223,538
Transamerica Event Driven (B)	2,561,532	25,179,858
Transamerica Long/Short Strategy (B)	2,362,323	14,221,182
Transamerica Managed Futures Strategy (B)	3,403,632	28,828,762

		68,453,340

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 13.4%
Transamerica Flexible Income (B)	334,731	$ 3,119,693
Transamerica High Yield Bond (B)	3,228,062	29,536,766

		32,656,459

Total Investment Companies (Cost $234,002,664)		227,123,208

	Principal	Value
REPURCHASE AGREEMENT - 6.7%
State Street Bank & Trust Co. 0.03% (G), dated 10/31/2016, to be repurchased at $16,262,060 on 11/01/2016. Collateralized by U.S. Government Agency Obligations, 0.75% - 0.88%, due 07/14/2017 - 08/23/2017, and with a total value of $16,590,038.	$ 16,262,046	16,262,046

Total Repurchase Agreement (Cost $16,262,046)		16,262,046

Total Investments (Cost $250,264,710) (H)		243,385,254
Net Other Assets (Liabilities) - (0.2)%		(439,628)

Net Assets - 100.0%		$ 242,945,626

SECURITY VALUATION:

Valuation Inputs (I)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$226,899,670	$—	$—	$226,899,670
Repurchase Agreement	—	16,262,046	—	16,262,046

Total	$226,899,670	$16,262,046	$—	$243,161,716

Investment Companies Measured at Net Asset Value (J)				223,538

Total Investments				$243,385,254

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(C)	Investment in an affiliated company of Transamerica Asset Management, Inc.
(D)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2016, value of the security is $223,538, representing 0.1% of the Fund’s net assets.
(E)	Illiquid security. At October 31, 2016, value of the illiquid security is $223,538, representing 0.1% of the Fund’s net assets.
(F)	Restricted security. At October 31, 2016, the restricted security held by the Fund is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Arbitrage Strategy Liquidating Trust	09/18/2015	$226,886	$223,538	0.1%

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Multi-Manager Alternative Strategies Portfolio

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(G)	Rate disclosed reflects the yield at October 31, 2016.
(H)	Aggregate cost for federal income tax purposes is $250,943,514. Aggregate gross unrealized appreciation and depreciation for all securities is $5,319,742 and $12,878,002, respectively. Net unrealized depreciation for tax purposes is $7,558,260.
(I)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(J)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented in the Schedule of Investments.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF ASSETS AND LIABILITIES

At October 31, 2016

	Transamerica Asset Allocation – Conservative Portfolio	Transamerica Asset Allocation – Growth Portfolio	Transamerica Asset Allocation – Moderate Growth Portfolio	Transamerica Asset Allocation – Moderate Portfolio	Transamerica Multi-Manager Alternative Strategies Portfolio
Assets:
Affiliated investments, at value (A)	$1,070,185,138	$1,451,751,349	$2,710,939,924	$2,022,109,590	$227,123,208
Repurchase agreements, at value (B)	—	—	—	—	16,262,046
Cash on deposit with broker	—	—	—	—	1,671
Receivables:
Shares of beneficial interest sold	1,957,353	710,991	1,363,882	782,174	854,170
Affiliated investments sold	—	335,577	1,085,194	628,641	—
Interest	—	—	—	—	13
Dividends	50,594	—	73,167	79,308	25,728
Total assets	1,072,193,085	1,452,797,917	2,713,462,167	2,023,599,713	244,266,836

Liabilities:
Due to custodian	30	30	1,176	15	—
Payables and other liabilities:
Shares of beneficial interest redeemed	1,576,131	1,980,216	3,846,758	2,855,031	1,119,280
Affiliated investments purchased	295,516	—	—	—	—
Investment management fees	111,350	152,987	284,936	212,030	47,133
Distribution and service fees	493,269	752,613	1,434,384	1,051,393	76,283
Transfer agent fees	77,548	167,015	253,176	158,863	32,983
Trustees, CCO and deferred compensation fees	568	830	1,575	1,146	203
Audit and tax fees	16,630	18,041	22,171	19,842	14,738
Custody fees	5,444	5,877	9,776	7,951	1,145
Legal fees	6,414	9,604	18,143	13,191	2,094
Printing and shareholder reports fees	36,443	69,587	121,134	80,434	24,678
Registration fees	9,590	11,325	15,949	12,440	2,107
Other	2,107	3,012	5,658	4,164	566
Total liabilities	2,631,040	3,171,137	6,014,836	4,416,500	1,321,210
Net assets	$1,069,562,045	$1,449,626,780	$2,707,447,331	$2,019,183,213	$242,945,626

Net assets consist of:
Paid-in capital	$993,957,720	$1,186,837,517	$2,336,448,708	$1,824,661,229	$253,990,238
Undistributed (distributions in excess of) net investment income (loss)	265,842	(2,846,552)	3,483,348	6,937,555	998,977
Accumulated net realized gain (loss)	21,098,719	76,763,951	113,466,604	57,284,428	(5,164,133)
Net unrealized appreciation (depreciation) on:
Affiliated investments	54,239,764	188,871,864	254,048,671	130,300,001	(6,879,456)
Net assets	$1,069,562,045	$1,449,626,780	$2,707,447,331	$2,019,183,213	$242,945,626
Net assets by class:
Class A	$622,495,244	$727,751,617	$1,315,381,163	$1,000,707,388	$61,340,781
Class B	14,365,889	26,930,749	47,690,605	29,432,430	—
Class C	405,546,533	660,686,890	1,286,725,986	939,969,950	72,958,636
Class I	25,945,748	32,115,785	53,166,598	43,817,827	108,591,015
Class R	1,208,631	2,141,739	4,482,979	5,255,618	—
Class R6	—	—	—	—	55,194
Shares outstanding (unlimited shares, no par value):
Class A	55,690,602	49,486,266	98,588,191	82,626,336	6,314,539
Class B	1,291,956	1,869,803	3,549,382	2,406,762	—
Class C	36,596,181	46,326,941	97,164,342	78,262,405	7,603,770
Class I	2,315,263	2,182,289	3,985,846	3,618,555	11,181,878
Class R	107,179	146,950	338,083	436,882	—
Class R6	—	—	—	—	5,604
Net asset value per share: (C)
Class A	$11.18	$14.71	$13.34	$12.11	$9.71
Class B	11.12	14.40	13.44	12.23	—
Class C	11.08	14.26	13.24	12.01	9.60
Class I	11.21	14.72	13.34	12.11	9.71
Class R	11.28	14.57	13.26	12.03	—
Class R6	—	—	—	—	9.85
Maximum offering price per share: (D)
Class A	$11.83	$15.57	$14.12	$12.81	$10.28

(A) Affiliated investments, at cost	$1,015,945,374	$1,262,879,485	$2,456,891,253	$1,891,809,589	$234,002,664
(B) Repurchase agreements, at cost	$—	$—	$—	$—	$16,262,046

(C)	Net asset value per share for Class B, C, I, R and R6 shares represents offering price. The redemption price for Class B and C shares equals net asset value less any applicable contingent deferred sales charge.
(D)	Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF OPERATIONS

For the year ended October 31, 2016

	Transamerica Asset Allocation – Conservative Portfolio	Transamerica Asset Allocation – Growth Portfolio	Transamerica Asset Allocation – Moderate Growth Portfolio	Transamerica Asset Allocation – Moderate Portfolio	Transamerica Multi-Manager Alternative Strategies Portfolio
Investment Income:
Dividend income from affiliated investments	$26,921,597	$31,968,616	$62,758,920	$51,949,496	$11,918,015
Interest income from repurchase agreements	—	—	—	—	4,152
Total investment income	26,921,597	31,968,616	62,758,920	51,949,496	11,922,167

Expenses:
Investment advisory fees	311,712	479,375	910,807	656,818	227,278
Investment management fees	849,013	1,210,199	2,273,659	1,676,638	413,546
Distribution and service fees:
Class A	1,326,026	1,793,618	3,247,456	2,369,695	184,028
Class B	190,776	353,491	634,922	374,925	—
Class C	4,272,783	6,802,057	13,453,650	9,887,824	847,734
Class R	7,139	10,394	24,059	28,720	—
Administration fees	70,135	107,859	204,932	147,784	25,569
Transfer agent fees
Class A	458,759	964,930	1,352,141	850,867	125,238
Class B	28,869	78,854	123,047	63,236	—
Class C	318,830	818,060	1,296,245	773,484	147,431
Class I	28,441	36,086	58,242	48,586	148,303
Class R	3,048	4,456	7,006	5,242	—
Class R6	—	—	—	—	4
Trustees, CCO and deferred compensation fees	15,581	22,730	42,822	31,364	4,542
Audit and tax fees	25,880	30,418	43,463	36,047	18,988
Custody fees	27,633	27,205	43,472	36,872	5,585
Legal fees	30,606	44,562	84,158	61,768	8,730
Printing and shareholder reports fees	67,467	136,898	229,471	149,315	60,246
Registration fees	78,981	90,979	105,209	89,173	51,160
Other	16,672	22,736	40,325	30,474	9,485
Total expenses before waiver and/or reimbursement and recapture	8,128,351	13,034,907	24,175,086	17,318,832	2,277,867
Reimbursement of custody fees (A)	(112,841)	(162,586)	(318,595)	(222,131)	(42,969)
Net expenses	8,015,510	12,872,321	23,856,491	17,096,701	2,234,898
Net investment income (loss)	18,906,087	19,096,295	38,902,429	34,852,795	9,687,269

Net realized gain (loss) on:
Affiliated investments	(2,371,447)	(7,282,505)	(11,365,230)	(7,764,533)	(15,381,728)
Distributions received from affiliated investments	27,651,702	92,650,374	137,007,662	73,303,156	11,319,986
Futures contracts	—	—	—	—	1,671
Net realized gain (loss)	25,280,255	85,367,869	125,642,432	65,538,623	(4,060,071)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(7,886,941)	(63,683,427)	(84,551,770)	(33,596,416)	(5,088,135)
Net change in unrealized appreciation (depreciation)	(7,886,941)	(63,683,427)	(84,551,770)	(33,596,416)	(5,088,135)
Net realized and change in unrealized gain (loss)	17,393,314	21,684,442	41,090,662	31,942,207	(9,148,206)
Net increase (decrease) in net assets resulting from operations	$36,299,401	$40,780,737	$79,993,091	$66,795,002	$539,063

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

	Transamerica Asset Allocation – Conservative Portfolio		Transamerica Asset Allocation – Growth Portfolio		Transamerica Asset Allocation – Moderate Growth Portfolio
	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015
From operations:
Net investment income (loss)	$18,906,087	$15,156,798	$19,096,295	$14,166,335	$38,902,429	$38,752,895
Net realized gain (loss)	25,280,255	32,328,922	85,367,869	108,063,176	125,642,432	161,520,264
Net change in unrealized appreciation (depreciation)	(7,886,941)	(40,313,267)	(63,683,427)	(86,138,579)	(84,551,770)	(153,286,573)
Net increase (decrease) in net assets resulting from operations	36,299,401	7,172,453	40,780,737	36,090,932	79,993,091	46,986,586

Dividends and/or distributions to shareholders:
Net investment income:
Class A	(11,083,020)	(7,950,278)	(10,602,704)	(9,915,304)	(21,563,243)	(23,204,490)
Class B	(317,541)	(383,075)	(154,344)	(272,985)	(389,831)	(932,469)
Class C	(6,687,349)	(6,124,769)	(5,340,712)	(5,117,524)	(12,345,396)	(15,939,870)
Class I	(652,493)	(677,801)	(589,640)	(513,344)	(1,059,808)	(1,130,441)
Class R	(26,848)	(26,361)	(28,452)	(22,590)	(75,777)	(82,139)
Total dividends and/or distributions from net investment income	(18,767,251)	(15,162,284)	(16,715,852)	(15,841,747)	(35,434,055)	(41,289,409)
Net realized gains:
Class A	(15,599,535)	(28,848,494)	(51,416,545)	(43,817,758)	(74,571,237)	(113,216,850)
Class B	(757,797)	(2,471,863)	(3,164,671)	(4,270,754)	(4,414,706)	(10,784,691)
Class C	(14,884,096)	(35,562,504)	(51,508,074)	(45,343,654)	(80,752,726)	(131,892,635)
Class I	(893,234)	(2,279,709)	(2,397,941)	(1,866,569)	(3,184,273)	(4,794,292)
Class R	(51,369)	(117,315)	(165,692)	(127,288)	(308,153)	(473,869)
Total dividends and/or distributions from net realized gains	(32,186,031)	(69,279,885)	(108,652,923)	(95,426,023)	(163,231,095)	(261,162,337)
Total dividends and/or distributions to shareholders	(50,953,282)	(84,442,169)	(125,368,775)	(111,267,770)	(198,665,150)	(302,451,746)

Capital share transactions:
Proceeds from shares sold:
Class A	238,518,552	124,752,347	84,950,169	93,211,059	171,622,293	157,077,291
Class B	389,041	593,790	126,187	385,841	174,053	689,016
Class C	34,367,249	51,727,303	47,880,111	73,639,847	78,467,898	132,894,372
Class I	7,247,229	7,970,255	10,577,512	13,173,712	17,144,197	20,231,715
Class R	775,520	485,843	913,536	1,080,257	1,114,753	2,001,213
	281,297,591	185,529,538	144,447,515	181,490,716	268,523,194	312,893,607
Dividends and/or distributions reinvested:
Class A	25,858,245	35,170,963	60,217,193	52,080,723	92,677,301	130,967,987
Class B	965,497	2,450,386	3,251,405	4,376,939	4,666,920	11,285,142
Class C	18,215,027	34,804,372	50,835,454	44,715,344	82,142,836	128,388,655
Class I	1,147,910	2,299,909	2,370,204	1,945,886	3,462,132	4,723,885
Class R	60,222	108,838	146,777	140,287	242,765	408,304
	46,246,901	74,834,468	116,821,033	103,259,179	183,191,954	275,773,973
Cost of shares redeemed:
Class A	(93,633,013)	(98,788,028)	(124,556,178)	(129,972,746)	(224,291,468)	(227,053,779)
Class B	(3,564,545)	(8,844,496)	(4,723,557)	(8,011,024)	(11,518,422)	(18,711,214)
Class C	(91,567,215)	(101,826,352)	(113,192,919)	(102,381,209)	(245,427,910)	(226,616,935)
Class I	(10,091,596)	(12,460,827)	(13,436,838)	(9,635,942)	(20,662,865)	(19,472,588)
Class R	(1,129,889)	(975,386)	(1,043,155)	(970,237)	(1,882,984)	(2,029,329)
	(199,986,258)	(222,895,089)	(256,952,647)	(250,971,158)	(503,783,649)	(493,883,845)
Automatic conversions:
Class A	6,781,530	4,792,743	16,245,805	19,678,226	25,773,435	32,306,534
Class B	(6,781,530)	(4,792,743)	(16,245,805)	(19,678,226)	(25,773,435)	(32,306,534)
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	127,558,234	37,468,917	4,315,901	33,778,737	(52,068,501)	94,783,735
Net increase (decrease) in net assets	112,904,353	(39,800,799)	(80,272,137)	(41,398,101)	(170,740,560)	(160,681,425)

Net assets:
Beginning of year	956,657,692	996,458,491	1,529,898,917	1,571,297,018	2,878,187,891	3,038,869,316
End of year	$1,069,562,045	$956,657,692	$1,449,626,780	$1,529,898,917	$2,707,447,331	$2,878,187,891
Undistributed (distributions in excess of) net investment income (loss)	$265,842	$123,277	$(2,846,552)	$(5,238,029)	$3,483,348	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Asset Allocation – Conservative Portfolio		Transamerica Asset Allocation – Growth Portfolio		Transamerica Asset Allocation – Moderate Growth Portfolio
	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015
Capital share transactions - shares:
Shares issued:
Class A	21,743,739	10,849,685	5,942,349	5,913,415	13,138,107	11,170,191
Class B	36,499	52,156	8,836	25,006	13,232	48,918
Class C	3,172,105	4,501,981	3,457,485	4,786,172	6,069,512	9,431,415
Class I	659,923	682,855	737,491	833,899	1,316,263	1,425,097
Class R	70,529	41,392	65,556	68,326	85,715	142,047
	25,682,795	16,128,069	10,211,717	11,626,818	20,622,829	22,217,668
Shares reinvested:
Class A	2,397,134	3,076,710	4,246,632	3,353,556	7,229,119	9,428,941
Class B	90,185	215,159	232,575	286,261	358,718	804,932
Class C	1,706,878	3,067,049	3,673,085	2,943,736	6,412,399	9,263,251
Class I	106,161	200,806	167,387	125,460	270,691	340,829
Class R	5,546	9,436	10,417	9,074	18,996	29,502
	4,305,904	6,569,160	8,330,096	6,718,087	14,289,923	19,867,455
Shares redeemed:
Class A	(8,518,473)	(8,500,896)	(8,688,968)	(8,232,407)	(17,236,075)	(16,035,991)
Class B	(326,947)	(761,809)	(334,836)	(515,478)	(878,130)	(1,305,077)
Class C	(8,401,227)	(8,822,610)	(8,123,625)	(6,645,705)	(18,929,567)	(16,050,402)
Class I	(913,441)	(1,066,273)	(938,887)	(611,525)	(1,590,532)	(1,383,656)
Class R	(102,263)	(81,988)	(75,244)	(62,147)	(146,556)	(145,683)
	(18,262,351)	(19,233,576)	(18,161,560)	(16,067,262)	(38,780,860)	(34,920,809)
Automatic conversions:
Class A	616,089	411,702	1,136,655	1,248,620	1,992,220	2,278,528
Class B	(619,128)	(413,855)	(1,157,199)	(1,273,359)	(1,963,526)	(2,265,586)
	(3,039)	(2,153)	(20,544)	(24,739)	28,694	12,942
Net increase (decrease) in shares outstanding:
Class A	16,238,489	5,837,201	2,636,668	2,283,184	5,123,371	6,841,669
Class B	(819,391)	(908,349)	(1,250,624)	(1,477,570)	(2,469,706)	(2,716,813)
Class C	(3,522,244)	(1,253,580)	(993,055)	1,084,203	(6,447,656)	2,644,264
Class I	(147,357)	(182,612)	(34,009)	347,834	(3,578)	382,270
Class R	(26,188)	(31,160)	729	15,253	(41,845)	25,866
	11,723,309	3,461,500	359,709	2,252,904	(3,839,414)	7,177,256

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Asset Allocation – Moderate Portfolio		Transamerica Multi-Manager Alternative Strategies Portfolio
	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015
From operations:
Net investment income (loss)	$34,852,795	$31,589,172	$9,687,269	$4,501,691
Net realized gain (loss)	65,538,623	84,329,254	(4,060,071)	8,672,222
Net change in unrealized appreciation (depreciation)	(33,596,416)	(93,653,475)	(5,088,135)	(27,805,366)
Net increase (decrease) in net assets resulting from operations	66,795,002	22,264,951	539,063	(14,631,453)

Dividends and/or distributions to shareholders:
Net investment income:
Class A	(18,542,583)	(18,051,641)	(2,433,441)	(881,993)
Class B	(417,134)	(679,313)	—	—
Class C	(12,983,816)	(14,901,419)	(1,889,157)	(51,101)
Class I	(1,112,676)	(1,075,845)	(5,417,255)	(2,694,075)
Class R	(103,010)	(101,946)	—	—
Class R6 (A)	—	—	(913)	—
Total dividends and/or distributions from net investment income	(33,159,219)	(34,810,164)	(9,740,766)	(3,627,169)
Net realized gains:
Class A	(38,536,484)	(65,650,537)	(1,502,187)	—
Class B	(1,879,751)	(4,936,113)	—	—
Class C	(43,906,920)	(83,844,846)	(1,666,391)	—
Class I	(2,073,175)	(3,460,467)	(2,976,476)	—
Class R	(240,557)	(414,785)	—	—
Class R6 (A)	—	—	(816)	—
Total dividends and/or distributions from net realized gains	(86,636,887)	(158,306,748)	(6,145,870)	—
Total dividends and/or distributions to shareholders	(119,796,106)	(193,116,912)	(15,886,636)	(3,627,169)

Capital share transactions:
Proceeds from shares sold:
Class A	215,836,917	197,261,801	9,768,314	15,796,420
Class B	112,271	464,768	—	—
Class C	61,469,915	97,892,933	2,525,084	7,427,443
Class I	14,443,575	16,980,947	21,269,628	56,927,692
Class R	1,371,028	1,304,727	—	—
Class R6 (A)	—	—	6,692	50,000
	293,233,706	313,905,176	33,569,718	80,201,555
Dividends and/or distributions reinvested:
Class A	54,945,229	79,997,981	3,705,296	832,410
Class B	2,200,048	5,363,406	—	—
Class C	49,137,356	84,319,599	3,133,312	45,273
Class I	2,429,543	3,499,736	6,792,445	1,905,161
Class R	300,525	467,429	—	—
Class R6 (A)	—	—	1,729	—
	109,012,701	173,648,151	13,632,782	2,782,844
Cost of shares redeemed:
Class A	(153,181,661)	(228,401,477)	(40,084,187)	(50,461,642)
Class B	(6,158,304)	(11,781,567)	—	—
Class C	(192,514,176)	(177,978,898)	(30,632,307)	(27,183,653)
Class I	(20,292,177)	(15,496,599)	(102,602,237)	(96,235,357)
Class R	(1,754,502)	(1,514,360)	—	—
Class R6 (A)	—	—	(56)	—
	(373,900,820)	(435,172,901)	(173,318,787)	(173,880,652)
Automatic conversions:
Class A	13,022,119	12,285,594	—	—
Class B	(13,022,119)	(12,285,594)	—	—
	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	28,345,587	52,380,426	(126,116,287)	(90,896,253)
Net increase (decrease) in net assets	(24,655,517)	(118,471,535)	(141,463,860)	(109,154,875)

Net assets:
Beginning of year	2,043,838,730	2,162,310,265	384,409,486	493,564,361
End of year	$2,019,183,213	$2,043,838,730	$242,945,626	$384,409,486
Undistributed (distributions in excess of) net investment income (loss)	$6,937,555	$5,234,692	$998,977	$895,050

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Asset Allocation – Moderate Portfolio		Transamerica Multi-Manager Alternative Strategies Portfolio
	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015
Capital share transactions - shares:
Shares issued:
Class A	18,302,657	15,657,575	1,013,940	1,512,907
Class B	9,540	36,238	—	—
Class C	5,242,495	7,770,201	266,471	718,185
Class I	1,216,605	1,341,961	2,224,465	5,442,706
Class R	117,050	103,146	—	—
Class R6 (A)	—	—	707	4,721
	24,888,347	24,909,121	3,505,583	7,678,519
Shares reinvested:
Class A	4,740,745	6,430,702	394,180	79,504
Class B	186,761	425,667	—	—
Class C	4,250,636	6,794,492	335,473	4,353
Class I	210,168	281,783	724,914	182,487
Class R	26,065	37,726	—	—
Class R6 (A)	—	—	182	—
	9,414,375	13,970,370	1,454,749	266,344
Shares redeemed:
Class A	(12,949,095)	(18,006,581)	(4,200,079)	(4,827,965)
Class B	(513,681)	(916,435)	—	—
Class C	(16,331,651)	(14,119,044)	(3,228,158)	(2,636,310)
Class I	(1,721,895)	(1,219,254)	(10,736,708)	(9,293,351)
Class R	(147,768)	(119,514)	—	—
Class R6 (A)	—	—	(6)	—
	(31,664,090)	(34,380,828)	(18,164,951)	(16,757,626)
Automatic conversions:
Class A	1,103,996	969,888	—	—
Class B	(1,090,225)	(961,376)	—	—
	13,771	8,512	—	—
Net increase (decrease) in shares outstanding:
Class A	11,198,303	5,051,584	(2,791,959)	(3,235,554)
Class B	(1,407,605)	(1,415,906)	—	—
Class C	(6,838,520)	445,649	(2,626,214)	(1,913,772)
Class I	(295,122)	404,490	(7,787,329)	(3,668,158)
Class R	(4,653)	21,358	—	—
Class R6 (A)	—	—	883	4,721
	2,652,403	4,507,175	(13,204,619)	(8,812,763)

(A)	Commenced operations on May 29, 2015.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Conservative Portfolio
	Class A
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$11.40		$12.38	$12.33	$11.73	$11.17
Investment operations:
Net investment income (loss) (A) (B)	0.23	(C)	0.23	0.29	0.27	0.28
Net realized and unrealized gain (loss)	0.18		(0.11)	0.39	0.64	0.55
Total investment operations	0.41		0.12	0.68	0.91	0.83
Dividends and/or distributions to shareholders:
Net investment income	(0.25)		(0.23)	(0.30)	(0.27)	(0.27)
Net realized gains	(0.38)		(0.87)	(0.33)	(0.04)	—
Total dividends and/or distributions to shareholders	(0.63)		(1.10)	(0.63)	(0.31)	(0.27)
Net asset value, end of year	$11.18		$11.40	$12.38	$12.33	$11.73
Total return (D)	3.83%		1.07%	5.65%	7.90%	7.55%
Ratio and supplemental data:
Net assets end of year (000’s)	$622,495		$449,574	$416,116	$451,868	$495,444
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.48%		0.51%	0.53%	0.58%	0.59%
Including waiver and/or reimbursement and recapture	0.47	%(C)	0.51%	0.53%	0.58%	0.59%
Net investment income (loss) to average net assets (B)	2.12	%(C)	1.94%	2.38%	2.30%	2.40%
Portfolio turnover rate (F)	4%		11%	26%	6%	20%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Conservative Portfolio
	Class B
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$11.34		$12.32	$12.26	$11.66	$11.11
Investment operations:
Net investment income (loss) (A) (B)	0.18	(C)	0.15	0.21	0.19	0.20
Net realized and unrealized gain (loss)	0.14		(0.12)	0.38	0.63	0.55
Total investment operations	0.32		0.03	0.59	0.82	0.75
Dividends and/or distributions to shareholders:
Net investment income	(0.16)		(0.14)	(0.20)	(0.18)	(0.20)
Net realized gains	(0.38)		(0.87)	(0.33)	(0.04)	—
Total dividends and/or distributions to shareholders	(0.54)		(1.01)	(0.53)	(0.22)	(0.20)
Net asset value, end of year	$11.12		$11.34	$12.32	$12.26	$11.66
Total return(D)	3.01%		0.23%	4.96%	7.13%	6.81%
Ratio and supplemental data:
Net assets end of year (000’s)	$14,366		$23,943	$37,192	$52,694	$65,549
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.30%		1.29%	1.28%	1.29%	1.28%
Including waiver and/or reimbursement and recapture	1.29	%(C)	1.29%	1.28%	1.29%	1.28%
Net investment income (loss) to average net assets (B)	1.66	%(C)	1.31%	1.73%	1.62%	1.78%
Portfolio turnover rate (F)	4%		11%	26%	6%	20%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum continent deferred sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Conservative Portfolio
	Class C
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$11.30		$12.29	$12.24	$11.64	$11.09
Investment operations:
Net investment income (loss) (A) (B)	0.17	(C)	0.15	0.21	0.19	0.20
Net realized and unrealized gain (loss)	0.16		(0.12)	0.38	0.64	0.55
Total investment operations	0.33		0.03	0.59	0.83	0.75
Dividends and/or distributions to shareholders:
Net investment income	(0.17)		(0.15)	(0.21)	(0.19)	(0.20)
Net realized gains	(0.38)		(0.87)	(0.33)	(0.04)	—
Total dividends and/or distributions to shareholders	(0.55)		(1.02)	(0.54)	(0.23)	(0.20)
Net asset value, end of year	$11.08		$11.30	$12.29	$12.24	$11.64
Total return (D)	3.10%		0.26%	4.97%	7.24%	6.90%
Ratio and supplemental data:
Net assets end of year (000’s)	$405,546		$453,483	$508,285	$548,471	$584,283
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.22%		1.22%	1.22%	1.23%	1.22%
Including waiver and/or reimbursement and recapture	1.21	%(C)	1.22%	1.22%	1.23%	1.22%
Net investment income (loss) to average net assets (B)	1.56	%(C)	1.26%	1.69%	1.63%	1.77%
Portfolio turnover rate (F)	4%		11%	26%	6%	20%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum continent deferred sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Conservative Portfolio
	Class I
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$11.42		$12.40	$12.35	$11.75	$11.19
Investment operations:
Net investment income (loss) (A) (B)	0.28	(C)	0.27	0.32	0.30	0.30
Net realized and unrealized gain (loss)	0.16		(0.12)	0.39	0.65	0.56
Total investment operations	0.44		0.15	0.71	0.95	0.86
Dividends and/or distributions to shareholders:
Net investment income	(0.27)		(0.26)	(0.33)	(0.31)	(0.30)
Net realized gains	(0.38)		(0.87)	(0.33)	(0.04)	—
Total dividends and/or distributions to shareholders	(0.65)		(1.13)	(0.66)	(0.35)	(0.30)
Net asset value, end of year	$11.21		$11.42	$12.40	$12.35	$11.75
Total return	4.13%		1.33%	5.94%	8.24%	7.87%
Ratio and supplemental data:
Net assets end of year (000’s)	$25,946		$28,126	$32,814	$28,551	$24,297
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.26%		0.26%	0.26%	0.26%	0.25%
Including waiver and/or reimbursement and recapture	0.25	%(C)	0.26%	0.26%	0.26%	0.25%
Net investment income (loss) to average net assets (B)	2.50	%(C)	2.28%	2.58%	2.47%	2.58%
Portfolio turnover rate (E)	4%		11%	26%	6%	20%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Does not include expenses of the underlying funds in which the Fund invests.
(E)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Conservative Portfolio
	Class R
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$11.49		$12.47	$12.41	$11.81	$11.24
Investment operations:
Net investment income (loss) (A) (B)	0.22	(C)	0.21	0.25	0.27	0.26
Net realized and unrealized gain (loss)	0.15		(0.13)	0.40	0.61	0.55
Total investment operations	0.37		0.08	0.65	0.88	0.81
Dividends and/or distributions to shareholders:
Net investment income	(0.20)		(0.19)	(0.26)	(0.24)	(0.24)
Net realized gains	(0.38)		(0.87)	(0.33)	(0.04)	—
Total dividends and/or distributions to shareholders	(0.58)		(1.06)	(0.59)	(0.28)	(0.24)
Net asset value, end of year	$11.28		$11.49	$12.47	$12.41	$11.81
Total return	3.44%		0.68%	5.40%	7.61%	7.30%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,209		$1,532	$2,051	$2,439	$2,589
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.86%		0.86%	0.82%	0.81%	0.85%
Including waiver and/or reimbursement and recapture	0.85	%(C)	0.86%	0.82%	0.81%	0.85%
Net investment income (loss) to average net assets (B)	1.97	%(C)	1.77%	2.06%	2.21%	2.23%
Portfolio turnover rate (E)	4%		11%	26%	6%	20%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Does not include expenses of the underlying funds in which the Fund invests.
(E)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Growth Portfolio
	Class A
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$15.57		$16.35	$15.26	$12.37	$11.49
Investment operations:
Net investment income (loss) (A) (B)	0.23	(C)	0.20	0.32	0.16	0.07
Net realized and unrealized gain (loss)	0.24		0.23	1.08	2.87	0.94
Total investment operations	0.47		0.43	1.40	3.03	1.01
Dividends and/or distributions to shareholders:
Net investment income	(0.23)		(0.22)	(0.31)	(0.14)	(0.13)
Net realized gains	(1.10)		(0.99)	—	—	—
Total dividends and/or distributions to shareholders	(1.33)		(1.21)	(0.31)	(0.14)	(0.13)
Net asset value, end of year	$14.71		$15.57	$16.35	$15.26	$12.37
Total return (D)	3.28%		2.65%	9.30%	24.75%	8.96%
Ratio and supplemental data:
Net assets end of year (000’s)	$727,751		$729,547	$728,850	$693,517	$601,498
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.53%		0.53%	0.55%	0.62%	0.65%
Including waiver and/or reimbursement and recapture	0.52	%(C)	0.53%	0.55%	0.62%	0.65%
Net investment income (loss) to average net assets (B)	1.63	%(C)	1.26%	2.02%	1.18%	0.56%
Portfolio turnover rate (F)	1%		6%	31%	22%	21%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Growth Portfolio
	Class B
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$15.22		$15.98	$14.91	$12.07	$11.20
Investment operations:
Net investment income (loss) (A) (B)	0.15	(C)	0.10	0.23	0.07	(0.01)
Net realized and unrealized gain (loss)	0.18		0.19	1.03	2.80	0.91
Total investment operations	0.33		0.29	1.26	2.87	0.90
Dividends and/or distributions to shareholders:
Net investment income	(0.05)		(0.06)	(0.19)	(0.03)	(0.03)
Net realized gains	(1.10)		(0.99)	—	—	—
Total dividends and/or distributions to shareholders	(1.15)		(1.05)	(0.19)	(0.03)	(0.03)
Net asset value, end of year	$14.40		$15.22	$15.98	$14.91	$12.07
Total return (D)	2.39%		1.79%	8.49%	23.83%	8.08%
Ratio and supplemental data:
Net assets end of year (000’s)	$26,931		$47,506	$73,479	$98,099	$106,594
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.37%		1.35%	1.34%	1.38%	1.38%
Including waiver and/or reimbursement and recapture	1.36	%(C)	1.35%	1.34%	1.38%	1.38%
Net investment income (loss) to average net assets (B)	1.10	%(C)	0.64%	1.51%	0.51%	(0.12)%
Portfolio turnover rate (F)	1%		6%	31%	22%	21%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum continent deferred sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Growth Portfolio
	Class C
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$15.13		$15.92	$14.88	$12.06	$11.20
Investment operations:
Net investment income (loss) (A) (B)	0.13	(C)	0.08	0.20	0.07	(0.01)
Net realized and unrealized gain (loss)	0.21		0.23	1.06	2.81	0.92
Total investment operations	0.34		0.31	1.26	2.88	0.91
Dividends and/or distributions to shareholders:
Net investment income	(0.11)		(0.11)	(0.22)	(0.06)	(0.05)
Net realized gains	(1.10)		(0.99)	—	—	—
Total dividends and/or distributions to shareholders	(1.21)		(1.10)	(0.22)	(0.06)	(0.05)
Net asset value, end of year	$14.26		$15.13	$15.92	$14.88	$12.06
Total return (D)	2.49%		1.91%	8.51%	23.95%	8.22%
Ratio and supplemental data:
Net assets end of year (000’s)	$660,687		$716,039	$736,246	$710,928	$629,208
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.27%		1.26%	1.26%	1.30%	1.29%
Including waiver and/or reimbursement and recapture	1.26	%(C)	1.26%	1.26%	1.30%	1.29%
Net investment income (loss) to average net assets (B)	0.93	%(C)	0.54%	1.32%	0.51%	(0.08)%
Portfolio turnover rate (F)	1%		6%	31%	22%	21%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum continent deferred sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Growth Portfolio
	Class I
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$15.59		$16.37	$15.28	$12.39	$11.53
Investment operations:
Net investment income (loss) (A) (B)	0.28	(C)	0.23	0.35	0.20	0.10
Net realized and unrealized gain (loss)	0.22		0.25	1.11	2.88	0.94
Total investment operations	0.50		0.48	1.46	3.08	1.04
Dividends and/or distributions to shareholders:
Net investment income	(0.27)		(0.27)	(0.37)	(0.19)	(0.18)
Net realized gains	(1.10)		(0.99)	—	—	—
Total dividends and/or distributions to shareholders	(1.37)		(1.26)	(0.37)	(0.19)	(0.18)
Net asset value, end of year	$14.72		$15.59	$16.37	$15.28	$12.39
Total return	3.52%		2.96%	9.64%	25.21%	9.28%
Ratio and supplemental data:
Net assets end of year (000’s)	$32,116		$34,547	$30,595	$23,052	$17,219
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.26%		0.26%	0.26%	0.27%	0.25%
Including waiver and/or reimbursement and recapture	0.25	%(C)	0.26%	0.26%	0.27%	0.25%
Net investment income (loss) to average net assets (B)	1.96	%(C)	1.48%	2.19%	1.49%	0.86%
Portfolio turnover rate (E)	1%		6%	31%	22%	21%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Does not include expenses of the underlying funds in which the Fund invests.
(E)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Growth Portfolio
	Class R
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$15.45		$16.24	$15.16	$12.27	$11.39
Investment operations:
Net investment income (loss) (A) (B)	0.21	(C)	0.15	0.23	0.13	0.06
Net realized and unrealized gain (loss)	0.20		0.23	1.12	2.86	0.92
Total investment operations	0.41		0.38	1.35	2.99	0.98
Dividends and/or distributions to shareholders:
Net investment income	(0.19)		(0.18)	(0.27)	(0.10)	(0.10)
Net realized gains	(1.10)		(0.99)	—	—	—
Total dividends and/or distributions to shareholders	(1.29)		(1.17)	(0.27)	(0.10)	(0.10)
Net asset value, end of year	$14.57		$15.45	$16.24	$15.16	$12.27
Total return	2.90%		2.29%	9.01%	24.51%	8.76%
Ratio and supplemental data:
Net assets end of year (000’s)	$2,142		$2,260	$2,127	$2,541	$1,661
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.86%		0.83%	0.85%	0.84%	0.82%
Including waiver and/or reimbursement and recapture	0.85	%(C)	0.83%	0.85%	0.84%	0.82%
Net investment income (loss) to average net assets (B)	1.47	%(C)	0.93%	1.47%	0.97%	0.52%
Portfolio turnover rate (E)	1%		6%	31%	22%	21%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Does not include expenses of the underlying funds in which the Fund invests.
(E)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Growth Portfolio
	Class A
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$13.93		$15.23	$14.39	$12.34	$11.55
Investment operations:
Net investment income (loss) (A) (B)	0.23	(C)	0.24	0.31	0.21	0.16
Net realized and unrealized gain (loss)	0.20		0.05	0.83	2.06	0.80
Total investment operations	0.43		0.29	1.14	2.27	0.96
Dividends and/or distributions to shareholders:
Net investment income	(0.23)		(0.27)	(0.30)	(0.22)	(0.17)
Net realized gains	(0.79)		(1.32)	—	—	—
Total dividends and/or distributions to shareholders	(1.02)		(1.59)	(0.30)	(0.22)	(0.17)
Net asset value, end of year	$13.34		$13.93	$15.23	$14.39	$12.34
Total return (D)	3.35%		1.93%	8.01%	18.67%	8.48%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,315,381		$1,301,591	$1,319,226	$1,269,265	$1,181,926
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.50%		0.50%	0.52%	0.58%	0.60%
Including waiver and/or reimbursement and recapture	0.49	%(C)	0.50%	0.52%	0.58%	0.60%
Net investment income (loss) to average net assets (B)	1.76	%(C)	1.68%	2.09%	1.60%	1.30%
Portfolio turnover rate (F)	1%		7%	33%	19%	25%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Growth Portfolio
	Class B
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$13.97		$15.23	$14.38	$12.32	$11.50
Investment operations:
Net investment income (loss) (A) (B)	0.15	(C)	0.15	0.23	0.12	0.08
Net realized and unrealized gain (loss)	0.18		0.02	0.79	2.05	0.80
Total investment operations	0.33		0.17	1.02	2.17	0.88
Dividends and/or distributions to shareholders:
Net investment income	(0.07)		(0.11)	(0.17)	(0.11)	(0.06)
Net realized gains	(0.79)		(1.32)	—	—	—
Total dividends and/or distributions to shareholders	(0.86)		(1.43)	(0.17)	(0.11)	(0.06)
Net asset value, end of year	$13.44		$13.97	$15.23	$14.38	$12.32
Total return (D)	2.55%		1.11%	7.16%	17.72%	7.73%
Ratio and supplemental data:
Net assets end of year (000’s)	$47,691		$84,073	$133,060	$182,030	$213,032
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.34%		1.32%	1.30%	1.33%	1.33%
Including waiver and/or reimbursement and recapture	1.33	%(C)	1.32%	1.30%	1.33%	1.33%
Net investment income (loss) to average net assets (B)	1.15	%(C)	1.06%	1.52%	0.94%	0.65%
Portfolio turnover rate (F)	1%		7%	33%	19%	25%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum continent deferred sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Growth Portfolio
	Class C
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$13.82		$15.12	$14.30	$12.26	$11.47
Investment operations:
Net investment income (loss) (A) (B)	0.14	(C)	0.14	0.21	0.12	0.08
Net realized and unrealized gain (loss)	0.19		0.04	0.82	2.05	0.80
Total investment operations	0.33		0.18	1.03	2.17	0.88
Dividends and/or distributions to shareholders:
Net investment income	(0.12)		(0.16)	(0.21)	(0.13)	(0.09)
Net realized gains	(0.79)		(1.32)	—	—	—
Total dividends and/or distributions to shareholders	(0.91)		(1.48)	(0.21)	(0.13)	(0.09)
Net asset value, end of year	$13.24		$13.82	$15.12	$14.30	$12.26
Total return (D)	2.60%		1.16%	7.23%	17.88%	7.74%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,286,726		$1,431,708	$1,526,267	$1,506,825	$1,379,454
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.24%		1.23%	1.23%	1.26%	1.25%
Including waiver and/or reimbursement and recapture	1.23	%(C)	1.23%	1.23%	1.26%	1.25%
Net investment income (loss) to average net assets (B)	1.05	%(C)	0.96%	1.39%	0.92%	0.66%
Portfolio turnover rate (F)	1%		7%	33%	19%	25%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum continent deferred sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Growth Portfolio
	Class I
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$13.93		$15.23	$14.40	$12.36	$11.58
Investment operations:
Net investment income (loss) (A) (B)	0.27	(C)	0.28	0.34	0.24	0.18
Net realized and unrealized gain (loss)	0.19		0.05	0.84	2.06	0.81
Total investment operations	0.46		0.33	1.18	2.30	0.99
Dividends and/or distributions to shareholders:
Net investment income	(0.26)		(0.31)	(0.35)	(0.26)	(0.21)
Net realized gains	(0.79)		(1.32)	—	—	—
Total dividends and/or distributions to shareholders	(1.05)		(1.63)	(0.35)	(0.26)	(0.21)
Net asset value, end of year	$13.34		$13.93	$15.23	$14.40	$12.36
Total return	3.63%		2.22%	8.27%	19.00%	8.82%
Ratio and supplemental data:
Net assets end of year (000’s)	$53,166		$55,554	$54,952	$46,067	$34,145
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.25%		0.25%	0.25%	0.26%	0.25%
Including waiver and/or reimbursement and recapture	0.24	%(C)	0.25%	0.25%	0.26%	0.25%
Net investment income (loss) to average net assets (B)	2.04	%(C)	1.94%	2.30%	1.84%	1.53%
Portfolio turnover rate (E)	1%		7%	33%	19%	25%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Does not include expenses of the underlying funds in which the Fund invests.
(E)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Growth Portfolio
	Class R
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$13.85		$15.15	$14.32	$12.28	$11.50
Investment operations:
Net investment income (loss) (A) (B)	0.21	(C)	0.20	0.26	0.19	0.14
Net realized and unrealized gain (loss)	0.18		0.05	0.84	2.04	0.79
Total investment operations	0.39		0.25	1.10	2.23	0.93
Dividends and/or distributions to shareholders:
Net investment income	(0.19)		(0.23)	(0.27)	(0.19)	(0.15)
Net realized gains	(0.79)		(1.32)	—	—	—
Total dividends and/or distributions to shareholders	(0.98)		(1.55)	(0.27)	(0.19)	(0.15)
Net asset value, end of year	$13.26		$13.85	$15.15	$14.32	$12.28
Total return	3.10%		1.65%	7.77%	18.46%	8.21%
Ratio and supplemental data:
Net assets end of year (000’s)	$4,483		$5,262	$5,364	$5,202	$4,965
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.79%		0.76%	0.75%	0.77%	0.77%
Including waiver and/or reimbursement and recapture	0.78	%(C)	0.76%	0.75%	0.77%	0.77%
Net investment income (loss) to average net assets (B)	1.61	%(C)	1.45%	1.75%	1.42%	1.14%
Portfolio turnover rate (E)	1%		7%	33%	19%	25%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Does not include expenses of the underlying funds in which the Fund invests.
(E)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Portfolio
	Class A
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$12.46		$13.56	$13.58	$12.26	$11.60
Investment operations:
Net investment income (loss) (A) (B)	0.24	(C)	0.24	0.27	0.24	0.23
Net realized and unrealized gain (loss)	0.18		(0.06)	0.54	1.34	0.67
Total investment operations	0.42		0.18	0.81	1.58	0.90
Dividends and/or distributions to shareholders:
Net investment income	(0.25)		(0.28)	(0.27)	(0.26)	(0.24)
Net realized gains	(0.52)		(1.00)	(0.56)	—	—
Total dividends and/or distributions to shareholders	(0.77)		(1.28)	(0.83)	(0.26)	(0.24)
Net asset value, end of year	$12.11		$12.46	$13.56	$13.58	$12.26
Total return (D)	3.71%		1.32%	6.20%	13.13%	7.95%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,000,707		$890,270	$899,852	$900,887	$866,505
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.48%		0.49%	0.52%	0.56%	0.58%
Including waiver and/or reimbursement and recapture	0.47	%(C)	0.49%	0.52%	0.56%	0.58%
Net investment income (loss) to average net assets (B)	2.04	%(C)	1.90%	1.99%	1.89%	1.93%
Portfolio turnover rate (F)	2%		10%	27%	21%	22%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Portfolio
	Class B
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$12.54		$13.60	$13.61	$12.26	$11.58
Investment operations:
Net investment income (loss) (A) (B)	0.18	(C)	0.16	0.18	0.16	0.15
Net realized and unrealized gain (loss)	0.15		(0.08)	0.52	1.34	0.65
Total investment operations	0.33		0.08	0.70	1.50	0.80
Dividends and/or distributions to shareholders:
Net investment income	(0.12)		(0.14)	(0.15)	(0.15)	(0.12)
Net realized gains	(0.52)		(1.00)	(0.56)	—	—
Total dividends and/or distributions to shareholders	(0.64)		(1.14)	(0.71)	(0.15)	(0.12)
Net asset value, end of year	$12.23		$12.54	$13.60	$13.61	$12.26
Total return (D)	2.83%		0.54%	5.32%	12.36%	7.06%
Ratio and supplemental data:
Net assets end of year (000’s)	$29,432		$47,833	$71,121	$95,350	$115,595
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.31%		1.30%	1.30%	1.31%	1.31%
Including waiver and/or reimbursement and recapture	1.30	%(C)	1.30%	1.30%	1.31%	1.31%
Net investment income (loss) to average net assets (B)	1.47	%(C)	1.22%	1.32%	1.21%	1.28%
Portfolio turnover rate (F)	2%		10%	27%	21%	22%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum continent deferred sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Portfolio
	Class C
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$12.36		$13.44	$13.48	$12.17	$11.52
Investment operations:
Net investment income (loss) (A) (B)	0.16	(C)	0.15	0.17	0.15	0.15
Net realized and unrealized gain (loss)	0.17		(0.05)	0.53	1.34	0.66
Total investment operations	0.33		0.10	0.70	1.49	0.81
Dividends and/or distributions to shareholders:
Net investment income	(0.16)		(0.18)	(0.18)	(0.18)	(0.16)
Net realized gains	(0.52)		(1.00)	(0.56)	—	—
Total dividends and/or distributions to shareholders	(0.68)		(1.18)	(0.74)	(0.18)	(0.16)
Net asset value, end of year	$12.01		$12.36	$13.44	$13.48	$12.17
Total return (D)	2.88%		0.70%	5.39%	12.37%	7.17%
Ratio and supplemental data:
Net assets end of year (000’s)	$939,970		$1,051,486	$1,138,082	$1,142,473	$1,069,033
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.22%		1.22%	1.22%	1.24%	1.23%
Including waiver and/or reimbursement and recapture	1.21	%(C)	1.22%	1.22%	1.24%	1.23%
Net investment income (loss) to average net assets (B)	1.40	%(C)	1.18%	1.29%	1.21%	1.28%
Portfolio turnover rate (F)	2%		10%	27%	21%	22%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum continent deferred sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Portfolio
	Class I
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$12.46		$13.56	$13.59	$12.28	$11.63
Investment operations:
Net investment income (loss) (A) (B)	0.28	(C)	0.27	0.30	0.28	0.25
Net realized and unrealized gain (loss)	0.17		(0.06)	0.54	1.33	0.68
Total investment operations	0.45		0.21	0.84	1.61	0.93
Dividends and/or distributions to shareholders:
Net investment income	(0.28)		(0.31)	(0.31)	(0.30)	(0.28)
Net realized gains	(0.52)		(1.00)	(0.56)	—	—
Total dividends and/or distributions to shareholders	(0.80)		(1.31)	(0.87)	(0.30)	(0.28)
Net asset value, end of year	$12.11		$12.46	$13.56	$13.59	$12.28
Total return	3.97%		1.60%	6.45%	13.41%	8.26%
Ratio and supplemental data:
Net assets end of year (000’s)	$43,818		$48,780	$47,590	$41,286	$36,572
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.25%		0.25%	0.25%	0.26%	0.25%
Including waiver and/or reimbursement and recapture	0.24	%(C)	0.25%	0.25%	0.26%	0.25%
Net investment income (loss) to average net assets (B)	2.40	%(C)	2.13%	2.21%	2.17%	2.11%
Portfolio turnover rate (E)	2%		10%	27%	21%	22%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Does not include expenses of the underlying funds in which the Fund invests.
(E)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Asset Allocation – Moderate Portfolio
	Class R
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$12.39		$13.48	$13.52	$12.20	$11.54
Investment operations:
Net investment income (loss) (A) (B)	0.21	(C)	0.21	0.22	0.21	0.20
Net realized and unrealized gain (loss)	0.17		(0.05)	0.55	1.34	0.67
Total investment operations	0.38		0.16	0.77	1.55	0.87
Dividends and/or distributions to shareholders:
Net investment income	(0.22)		(0.25)	(0.25)	(0.23)	(0.21)
Net realized gains	(0.52)		(1.00)	(0.56)	—	—
Total dividends and/or distributions to shareholders	(0.74)		(1.25)	(0.81)	(0.23)	(0.21)
Net asset value, end of year	$12.03		$12.39	$13.48	$13.52	$12.20
Total return	3.40%		1.17%	5.88%	12.93%	7.72%
Ratio and supplemental data:
Net assets end of year (000’s)	$5,256		$5,470	$5,665	$4,990	$4,954
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.74%		0.73%	0.73%	0.76%	0.79%
Including waiver and/or reimbursement and recapture	0.72	%(C)	0.73%	0.73%	0.76%	0.79%
Net investment income (loss) to average net assets (B)	1.80	%(C)	1.67%	1.68%	1.67%	1.71%
Portfolio turnover rate (E)	2%		10%	27%	21%	22%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Does not include expenses of the underlying funds in which the Fund invests.
(E)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Multi-Manager Alternative Strategies Portfolio
	Class A
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$10.07		$10.50	$10.01	$9.92	$9.68
Investment operations:
Net investment income (loss) (A) (B)	0.31	(C)	0.11	0.05	0.14	0.21
Net realized and unrealized gain (loss)	(0.22)		(0.47)	0.49	0.14	0.25
Total investment operations	0.09		(0.36)	0.54	0.28	0.46
Dividends and/or distributions to shareholders:
Net investment income	(0.28)		(0.07)	(0.05)	(0.19)	(0.22)
Net realized gains	(0.17)		—	—	—	—
Total dividends and/or distributions to shareholders	(0.45)		(0.07)	(0.05)	(0.19)	(0.22)
Net asset value, end of year	$9.71		$10.07	$10.50	$10.01	$9.92
Total return (D)	1.07%		(3.42)%	5.46%	2.89%	4.95%
Ratio and supplemental data:
Net assets end of year (000’s)	$61,341		$91,684	$129,568	$200,903	$176,808
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.70%		0.66%	0.72%	0.72%	0.74%
Including waiver and/or reimbursement and recapture	0.69	%(C)	0.66%	0.72%	0.72%	0.74%
Net investment income (loss) to average net assets (B)	3.28	%(C)	1.06%	0.46%	1.42%	2.19%
Portfolio turnover rate (F)	42%		80%	79%	116%	62%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the Fund. The Expenses to average net assets including waiver and/or reimbursement or recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum sales charge.
(E)	Does not include expenses of the underlying funds in which the Fund invests.
(F)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Multi-Manager Alternative Strategies Portfolio
	Class C
	October 31, 2016		October 31, 2015		October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$9.94		$10.37		$9.91	$9.82	$9.59
Investment operations:
Net investment income (loss) (A) (B)	0.23	(C)	0.03		(0.03)	0.08	0.14
Net realized and unrealized gain (loss)	(0.20)		(0.46)		0.49	0.13	0.25
Total investment operations	0.03		(0.43)		0.46	0.21	0.39
Dividends and/or distributions to shareholders:
Net investment income	(0.20)		(0.00	) (D)	—	(0.12)	(0.16)
Net realized gains	(0.17)		—		—	—	—
Total dividends and/or distributions to shareholders	(0.37)		(0.00	) (D)	—	(0.12)	(0.16)
Net asset value, end of year	$9.60		$9.94		$10.37	$9.91	$9.82
Total return (E)	0.39%		(4.11)%		4.64%	2.18%	4.21%
Ratio and supplemental data:
Net assets end of year (000’s)	$72,959		$101,656		$125,950	$140,309	$142,788
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	1.45%		1.42%		1.45%	1.44%	1.41%
Including waiver and/or reimbursement and recapture	1.44	%(C)	1.42%		1.45%	1.44%	1.41%
Net investment income (loss) to average net assets (B)	2.39	%(C)	0.28%		(0.29)%	0.80%	1.47%
Portfolio turnover rate (G)	42%		80%		79%	116%	62%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the Fund. The Expenses to average net assets including waiver and/or reimbursement or recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total return has been calculated without deduction of the maximum continent deferred sales charge.
(F)	Does not include expenses of the underlying funds in which the Fund invests.
(G)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Multi-Manager Alternative Strategies Portfolio
	Class I
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$10.07		$10.52	$10.03	$9.94	$9.70
Investment operations:
Net investment income (loss) (A) (B)	0.36	(C)	0.14	0.08	0.17	0.23
Net realized and unrealized gain (loss)	(0.24)		(0.47)	0.50	0.15	0.27
Total investment operations	0.12		(0.33)	0.58	0.32	0.50
Dividends and/or distributions to shareholders:
Net investment income	(0.31)		(0.12)	(0.09)	(0.23)	(0.26)
Net realized gains	(0.17)		—	—	—	—
Total dividends and/or distributions to shareholders	(0.48)		(0.12)	(0.09)	(0.23)	(0.26)
Net asset value, end of year	$9.71		$10.07	$10.52	$10.03	$9.94
Total return	1.44%		(3.19)%	5.81%	3.25%	5.34%
Ratio and supplemental data:
Net assets end of year (000’s)	$108,591		$191,022	$238,046	$207,733	$175,506
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.38%		0.38%	0.41%	0.39%	0.37%
Including waiver and/or reimbursement and recapture	0.37	%(C)	0.38%	0.41%	0.39%	0.37%
Net investment income (loss) to average net assets (B)	3.71	%(C)	1.31%	0.74%	1.74%	2.37%
Portfolio turnover rate (E)	42%		80%	79%	116%	62%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the Fund. The Expenses to average net assets including waiver and/or reimbursement or recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Does not include expenses of the underlying funds in which the Fund invests.
(E)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period and year indicated:	Transamerica Multi-Manager Alternative Strategies Portfolio
	Class R6
	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$10.07		$10.59
Investment operations:
Net investment income (loss) (B) (C)	0.30	(D)	0.04
Net realized and unrealized gain (loss)	(0.16)		(0.56)
Total investment operations	0.14		(0.52)
Dividends and/or distributions to shareholders:
Net investment income	(0.19)		—
Net realized gains	(0.17)		—
Total dividends and/or distributions to shareholders	(0.36)		—
Net asset value, end of period/year	$9.85		$10.07
Total return	1.59%		(4.91	)%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$55		$47
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.28%		0.28	%(G)
Including waiver and/or reimbursement and recapture	0.26	%(D)	0.28	%(G)
Net investment income (loss) to average net assets (C)	3.08	%(D)	0.86	%(G)
Portfolio turnover rate (H)	42%		80	%(E)

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the Fund. The Expenses to average net assets including waiver and/or reimbursement or recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Not annualized.
(F)	Does not include expenses of the underlying funds in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS

At October 31, 2016

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. The funds (each, a “Fund” and collectively, the “Funds”) are each a series of the Trust and are listed below. Each class has a public offering price that reflects different sales charges, if any, and expense levels. Class B shares will convert to Class A shares eight years after purchase. Effective November 1, 2013, Class B shares are no longer available to existing investors except for exchanges, and dividend and capital gains reinvestment.

Fund	Class
Transamerica Asset Allocation – Conservative Portfolio (“Asset Allocation – Conservative”)	A,B,C,I,R
Transamerica Asset Allocation – Growth Portfolio (“Asset Allocation – Growth”)	A,B,C,I,R
Transamerica Asset Allocation – Moderate Growth Portfolio (“Asset Allocation – Moderate Growth”)	A,B,C,I,R
Transamerica Asset Allocation – Moderate Portfolio (“Asset Allocation – Moderate”)	A,B,C,I,R
Transamerica Multi-Manager Alternative Strategies Portfolio (“Multi-Manager Alternative Strategies”)	A,C,I,R6

Each Fund, a “fund of fund”, invests the majority of its assets among certain affiliated series of the Trust (hereafter referred to as “Underlying Funds”). The financial statements of the Underlying Funds, including the Schedule of Investments, should be read in conjunction with the Funds’ financial statements. The Underlying Funds’ shareholder reports are not covered by this report.

This report must be accompanied or preceded by the Funds’ current prospectuses, which contain additional information about the Funds, including risks, sales charges, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Funds. TAM provides continuous and regular investment management services to the Funds. TAM supervises each Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Funds.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of a Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Funds and their investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Funds employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Funds’ investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Funds; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Funds’ Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Funds; oversight of other service providers to the Funds, such as the custodian, the transfer agent, the Funds’ independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Funds; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Funds, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

Effective March 1, 2016, TAM’s investment management services also include the provision of supervisory and administrative services to the Funds. These services include performing certain administrative services for the Funds and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Funds by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Funds from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of fund investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Funds’ custodian and dividend disbursing agent and monitoring their services to the Funds; assisting the Funds in preparing reports to shareholders; acting as liaison with the Funds’ independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

1. ORGANIZATION (continued)

order for TAM to perform supervisory and administrative services to the Funds. Prior to March 1, 2016, Transamerica Funds Services, Inc. (“TFS”) provided administrative services to the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Funds’ financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Interest income is accrued as earned. Dividend income and capital gain distributions from investment companies, if any, are recorded on the ex-dividend date. Dividends and net realized gain (loss) for the Funds are from investments in shares of investment companies. Income or short-term capital gain distributions received from investment companies are recorded as dividend income. Long-term capital gain distributions received from investment companies are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Cash overdraft: Throughout the year, the Funds may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statements of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statements of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statements of Operations.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Funds with broker/dealers with which other funds or portfolios advised by TAM have established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Funds. In no event will commissions paid by the Funds be used to pay expenses that would otherwise be borne by any other funds or portfolios advised by TAM, or by any other party.

There were no commissions recaptured during the year ended October 31, 2016 by the Funds.

Indemnification: In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Funds value their investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

3. SECURITY VALUATION (continued)

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value levels. The hierarchy classification of inputs used to value the Funds’ investments, at October 31, 2016, is disclosed within the Security Valuation section of each Fund’s Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Funds use fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Funds’ significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies and exchange-traded funds (“ETF”): Investment companies are valued at the NAV of the Underlying Funds. These securities are actively traded and no valuation adjustments are applied. ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. Investment companies and ETFs are generally categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Funds’ Board. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

4. SECURITIES AND OTHER INVESTMENTS

Restricted and illiquid securities: The Funds may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at October 31, 2016, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by their investment policies, to raise additional cash to be invested in other securities or instruments. When the Funds invest borrowing proceeds in other securities, the Funds will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Funds may borrow on a secured or on an unsecured basis. If the Funds enter into a secured borrowing arrangement, a portion of the Funds’ assets will be used as collateral. The 1940 Act requires the Funds to maintain asset coverage of at least 300% of the amount of their borrowings. Asset coverage means the ratio that the value of the Funds’ total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Funds may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Repurchase agreements: In a repurchase agreement, the Funds purchase a security and simultaneously commit to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Funds’ custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Funds will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Funds and their counterparties that provide for the net settlement of all transactions and collateral with the Funds, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statements of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2016.

Repurchase agreements at October 31, 2016, if any, are included within the Schedule of Investments and Statements of Assets and Liabilities.

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Funds’ investment objectives allow the Funds to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Funds’ investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Funds.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Funds. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Funds’ exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Futures contracts: The Funds are subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing their investment objectives. The Funds use futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Funds are required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Funds, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. Upon entering into such contracts, the Funds bear the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Funds may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at October 31, 2016, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statements of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statements of Operations, categorized by primary market risk exposure as of October 31, 2016.

	Realized Gain (Loss) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Multi-Manager Alternative Strategies
Futures contracts	$1,671	$—	$—	$—	$—	$1,671

The following is a summary of the ending monthly average volume on derivative activity during the year ended October 31, 2016.

Futures Contracts at Notional Amount
Fund	Long
Multi-Manager Alternative Strategies	—(A	)

(A)	The Fund purchased and sold futures contracts before month end.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Funds’ investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of Multi-Manager Alternative Strategies.

TFS is the Funds’ transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Funds are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Funds.

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Underlying Funds have varied expense and fee levels and the Funds may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Funds will vary. Fund expenses do not include expenses of the investment companies in which the Funds invest. The Funds have material ownership interests in the Underlying Funds.

All of the investment positions held within the Funds are considered affiliated transactions to the Funds. Interest, dividends, realized and unrealized gains (losses), if any, are broken out within the Statements of Operations.

Investment management fees: Effective March 1, 2016, TAM serves as the Funds’ investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory and administration services under an investment management agreement and each Fund pays a single management fee, which is reflected in Investment management fees within the Statements of Operations.

Prior to March 1, 2016, each Fund paid investment advisory fees and administrative service fees pursuant to separate agreements, which are reflected in Investment advisory fees and Administration fees within the Statements of Operations. Investment advisory services were provided to the Funds by TAM and administrative services were provided to the Funds by TFS.

Each Fund pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Fund	Management Fee Effective March 1, 2016 Rate	Advisory Fee Prior to March 1, 2016 Rate
Asset Allocation – Conservative	0.1225%	0.1000%
Asset Allocation – Growth	0.1225	0.1000
Asset Allocation – Moderate Growth	0.1225	0.1000
Asset Allocation – Moderate	0.1225	0.1000
Multi-Manager Alternative Strategies
First $500 million	0.2225	0.2000
Over $500 million up to $1 billion	0.2125	0.1900
Over $1 billion	0.2025	0.1800

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, distribution fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Funds’ business, exceed the following stated annual operating expense limits to the Funds’ daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statements of Operations.

Fund	Operating Expense Limit	Operating Expense Limit Effective Through
Asset Allocation – Conservative	0.45%	March 1, 2017
Asset Allocation – Growth	0.45	March 1, 2017
Asset Allocation – Moderate Growth	0.45	March 1, 2017
Asset Allocation – Moderate	0.45	March 1, 2017
Multi-Manager Alternative Strategies	0.55	March 1, 2017

TAM is entitled to recapture expenses paid by the Funds for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Funds operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended October 31, 2016 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statements of Operations.

As of October 31, 2016, there are no amounts available for recapture by TAM.

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Funds’ distributor.

The Distribution Plan requires the Funds to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Funds, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Funds shares. The distribution and service fees are included in Distribution fees within the Statements of Operations.

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Each Fund is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class (A)	Rate
Class A	0.25%
Class B	1.00
Class C	1.00
Class R	0.50

(A)	12b-1 fees are not applicable for Class I and Class R6.

Shareholder fees: Class A shares are subject to an initial sales charge, and a contingent deferred sales charge on certain share redemptions. Class B and Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2016, underwriter commissions received by TCI from the various sales charges are as follows:

Fund	Initial Sales Charge	Contingent Deferred Sales Charge
Asset Allocation – Conservative
Class A	$607,209	$574
Class B	—	1,043
Class C	—	25,143
Asset Allocation – Growth
Class A	1,227,428	1,758
Class B	—	9,081
Class C	—	46,137
Asset Allocation – Moderate Growth
Class A	2,021,739	925
Class B	—	10,958
Class C	—	71,070
Asset Allocation – Moderate
Class A	1,190,777	2,389
Class B	—	2,977
Class C	—	51,236
Multi-Manager Alternative Strategies
Class A	41,553	265
Class C	—	5,239

Class I, Class R, and Class R6 shares are not subject to a sales charge.

Administrative service fees: Effective March 1, 2016, each Fund pays a management fee to TAM for investment advisory and administration services and is reflected in Investment management fees within the Statements of Operations. Prior to March 1, 2016, the Funds had a separate administration service fee agreement with TFS pursuant to which the Funds paid TFS at an annual fee of 0.0225% on daily ANA, which is reflected in Administration fees within the Statements of Operations.

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Funds pay TFS a fee for providing services based on the number of classes, accounts and transactions relating to each Fund. The Transfer agent fees included within the Statements of Assets and Liabilities and Statements of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services.

For the year ended October 31, 2016, transfer agent fees paid and the amounts due to TFS are as follows:

Fund	Fees Paid to TFS	Fees Due to TFS
Asset Allocation – Conservative	$796,714	$67,157
Asset Allocation – Growth	1,843,304	152,277
Asset Allocation – Moderate Growth	2,725,220	225,617
Asset Allocation – Moderate	1,659,230	138,554
Multi-Manager Alternative Strategies	409,588	30,306

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by the Trust to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statements of Assets and Liabilities. For the year ended October 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statements of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Funds incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended October 31, 2016.

8. PRINCIPAL OWNERSHIP

As of October 31, 2016, the Funds had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Funds have no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Fund performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Fund	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Asset Allocation – Conservative
Class A	1	62.41%	0.00%
Class B	3	52.99%	0.00%
Class C	3	41.72%	0.00%
Class I	4	78.11%	0.00%
Class R	3	56.46%	0.00%
Asset Allocation – Growth
Class A	1	30.07%	0.00%
Class B	1	10.12%	0.00%
Class C	3	38.61%	0.00%
Class I	3	53.23%	0.00%
Class R	2	39.73%	0.00%
Asset Allocation – Moderate Growth
Class A	1	34.04%	0.00%
Class B	2	30.21%	0.00%
Class C	4	49.13%	0.00%
Class I	3	64.91%	0.00%
Class R	4	70.75%	0.00%
Asset Allocation – Moderate
Class A	1	48.76%	0.00%
Class B	2	36.37%	0.00%
Class C	2	30.10%	0.00%
Class I	3	67.85%	0.00%
Class R	3	44.04%	0.00%
Multi-Manager Alternative Strategies
Class A	3	51.52%	0.00%
Class C	4	58.84%	0.00%
Class I	4	70.72%	0.00%
Class R6	2	99.39%	99.39%

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

9. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Fund	Purchases of Securities	Sales of Securities
Asset Allocation – Conservative	$106,526,899	$37,289,154
Asset Allocation – Growth	7,405,373	140,560,980
Asset Allocation – Moderate Growth	14,858,170	286,894,155
Asset Allocation – Moderate	41,945,764	147,623,740
Multi-Manager Alternative Strategies	119,071,039	251,295,453

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Funds have not made any provision for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds’ federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Funds’ tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statements of Operations. The Funds identify their major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and liquidating trust basis adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to liquidating trust basis adjustments, prior year non-real estate investment trust return of capital adjustments, and distribution re-designations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Fund	Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Asset Allocation – Conservative	$—	$3,729	$(3,729)
Asset Allocation – Growth	—	11,034	(11,034)
Asset Allocation – Moderate Growth	—	14,974	(14,974)
Asset Allocation – Moderate	—	9,287	(9,287)
Multi-Manager Alternative Strategies	—	157,424	(157,424)

As of October 31, 2016, the capital loss carryforwards available to offset future realized capital gains are as follows. Funds not listed in the subsequent table do not have capital loss carryforwards.

Unlimited
Fund	Short-Term	Long-Term
Multi-Manager Alternative Strategies	$ 4,002,083	$ 483,246

During the year ended October 31, 2016, the Funds did not have any capital loss carryforwards utilized or expired.

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 are as follows:

	2016 Distributions Paid From			2015 Distributions Paid From
Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
Asset Allocation – Conservative	$18,818,299	$32,134,983	$ —	$19,226,852	$65,215,317	$ —
Asset Allocation – Growth	16,709,888	108,658,887	—	15,841,747	95,426,023	—
Asset Allocation – Moderate Growth	35,434,055	163,231,095	—	41,254,683	261,197,063	—
Asset Allocation – Moderate	33,159,219	86,636,887	—	47,047,198	146,069,714	—
Multi-Manager Alternative Strategies	9,545,780	6,340,856	—	3,627,169	—	—

As of October 31, 2016, the tax basis components of distributable earnings are as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
Asset Allocation – Conservative	$2,110,538	$—	$25,503,803	$—	$—	$—	$47,989,984
Asset Allocation – Growth	—	—	88,996,266	—	(2,846,552)	—	176,639,549
Asset Allocation – Moderate Growth	3,483,348	—	128,082,403	—	—	—	239,432,872
Asset Allocation – Moderate	6,937,555	—	66,627,152	—	—	—	120,957,277
Multi-Manager Alternative Strategies	998,977	—	—	(4,485,329)	—	—	(7,558,260)
11. NEW ACCOUNTING PRONOUNCEMENT

In October 2016, the SEC adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Funds’ financial statements.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Funds’ custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Funds in September 2016 as a reimbursement. The amounts applicable to each Fund, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statements of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Funds	Annual Report 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Transamerica Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Moderate Portfolio, and Transamerica Multi-Manager Alternative Strategies Portfolio (five of the funds of the Transamerica Funds collectively known as the “Funds”), as of October 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at October 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the years and periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 23, 2016

Transamerica Funds

Annual Report 2016

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2016, the Funds designated the following maximum amounts of qualified dividend income:

Fund

Qualified Dividend Income

Asset Allocation – Conservative

$
2,337,369

Asset Allocation – Growth

16,552,449

Asset Allocation – Moderate Growth

23,967,555

Asset Allocation – Moderate

12,280,635

Multi-Manager Alternative Strategies

663,451

For corporate shareholders, investment income (dividend income plus short-term gains, if any) which qualifies for the maximum dividends received deductions are as follows:

Fund

Dividend Received Deduction Percentage

Asset Allocation – Conservative

14
%

Asset Allocation – Growth

57

Asset Allocation – Moderate Growth

40

Asset Allocation – Moderate

23

Multi-Manager Alternative Strategies

0
(A)

(A)
Rounds to less than 1%.

For tax purposes, the long-term capital gain designations for the year ended October 31,
2016 are as follows:

Fund

Long-Term Capital Gain Designation

Asset Allocation – Conservative

$
32,134,983

Asset Allocation – Growth

108,658,887

Asset Allocation – Moderate Growth

163,231,095

Asset Allocation – Moderate

86,636,887

Multi-Manager Alternative Strategies

6,340,856

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Fund

Foreign Source Income

Foreign Taxes

Asset Allocation – Conservative

$
2,545,576

$
189,167

Asset Allocation – Growth

9,720,337

750,155

Asset Allocation – Moderate Growth

13,411,890

1,044,003

Asset Allocation – Moderate

7,062,438

547,949

Multi-Manager Alternative Strategies

357,146

22,921

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2016. Complete information will be computed and reported in conjunction with your 2016 Form 1099-DIV.

Transamerica Funds

Annual Report 2016

TRANSAMERICA FUNDS

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 8-9, 2016, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of each of the following funds (each a “Portfolio” and collectively the
“Portfolios”):

Transamerica Asset Allocation – Conservative Portfolio

Transamerica Asset Allocation – Moderate Portfolio

Transamerica Asset Allocation – Growth Portfolio

Transamerica Multi-Manager Alternative Strategies Portfolio

Transamerica Asset Allocation – Moderate Growth Portfolio

For the Portfolios listed in the left column below, the Board also considered the renewal of the investment sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively the “Sub-Advisory Agreements” and, together with the Management Agreement, the “Agreements”) between TAM and the corresponding sub-advisers listed in the right column below
(each a “Sub-Adviser” and collectively the “Sub-Advisers”).

Portfolio

Sub-Adviser

Transamerica Asset Allocation – Conservative Portfolio

Morningstar Investment Management LLC

Transamerica Asset Allocation – Growth Portfolio

Morningstar Investment Management LLC

Transamerica Asset Allocation – Moderate Growth Portfolio

Morningstar Investment Management LLC

Transamerica Asset Allocation – Moderate Portfolio

Morningstar Investment Management LLC

Transamerica Multi-Manager Alternative Strategies Portfolio

Aegon USA Investment Management, LLC

Following its review and consideration, the Board determined that the terms of the Management Agreement and each Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the applicable Portfolio and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2017. Prior to reaching their decision, the Trustees requested and received from TAM and each Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and each Sub-Adviser as part of their regular oversight of each Portfolio. The Trustees considered comparative fee, expense and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees also considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser.

In their deliberations, the
Independent Trustees met privately without representatives of TAM or any Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and/or their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and each Sub-Adviser to the applicable Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for each Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; and the professional qualifications of the portfolio management team of each Sub-Adviser.

The Board also considered the continuous and regular
investment management and other services provided by TAM for the portion of the management fee it retains from each Portfolio after payment of the sub-advisory fees. The Trustees noted that, at a meeting held on December 9-10, 2015, they had approved the combination of the Portfolios’ former Investment Advisory Agreement and Administrative Service Agreement into the Management Agreement in connection with the transition of the personnel and operations of Transamerica Fund Services,
Inc. that relate to the provision of administrative services into TAM. They noted that this combination of agreements had resulted in each Portfolio paying a single management fee for investment advisory and administrative services. The
Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of each Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolios; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolios; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including

Transamerica Funds

Annual Report 2016

TRANSAMERICA FUNDS

MANAGEMENT AND SUB-ADVISORY
AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolios’ prospectuses, statements of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolios; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to each Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolios, oversees the services provided by the funds’
custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder functions of the funds.

Investment Performance

In addition, the Board considered the short-
and longer-term performance, as applicable, of each Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Lipper, and (ii) the
Portfolio’s benchmark(s), in each case for various trailing periods ended December 31, 2015.

Transamerica Asset Allocation – Conservative
Portfolio. The Board noted that the performance of Class A Shares of the Portfolio was above the median for its peer universe for the past 1- and 3-year periods and in line with the median for the past 5- and 10-year periods. The Board also noted that the performance of Class A Shares of the Portfolio was below its composite benchmark for the past 1-, 3-, 5- and 10-year periods.

Transamerica Asset Allocation – Growth Portfolio. The Board noted that the performance of Class A Shares of the Portfolio was above the median for its peer universe for the past 1- and 3-year periods and in line with the median for the past 5- and 10-year periods. The Board also noted that the performance of Class A Shares of the Portfolio was below its composite benchmark for the past 1-, 3-, 5- and 10-year periods.

Transamerica Asset Allocation – Moderate Growth Portfolio. The Board noted that the performance of
Class A Shares of the Portfolio was above the median for its peer universe for the past 1-year period, in line with the median for the past 3- and 10-year periods and below the median for the past 5-year period. The Board also noted that the performance of Class A Shares of the Portfolio was below its composite benchmark for the past 1-, 3-, 5- and 10-year periods.

Transamerica Asset Allocation
– Moderate Portfolio. The Board noted that the performance of Class A Shares of the Portfolio was above the median for its peer universe for the past 1-year period and in line with the median for the past 3-, 5- and 10-year periods. The Board also noted that the performance of Class A Shares of the Portfolio was below its composite benchmark for the past 1-, 3-, 5- and 10-year periods.

Transamerica Multi-Manager Alternative Strategies Portfolio. The Board noted that the performance of Class A Shares of the Portfolio was below the median for its peer universe for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class A Shares of the Portfolio was below its primary benchmark for the past 1-, 3- and 5-year periods. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Portfolio. The Trustees observed that the performance of the Portfolio had improved during
2016. The Board noted that the Portfolio had made certain changes to its investment strategy in March 2016.

Based on these considerations, the Board determined
that TAM and each Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the applicable Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratios

The Board considered the management fee and total expense ratio of each Portfolio, including information provided by Lipper comparing the management fee and total expense ratio of each Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Lipper. The Board also considered the fees charged by the Sub-Advisers for sub-advisory services, as well as the portion of a Portfolio’s management fee retained by TAM following payment of the sub-advisory fee(s) and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by Strategic Insight and/or Lipper, each an independent provider of information.

Transamerica Asset Allocation – Conservative Portfolio. The Board noted that the Portfolio’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Funds

Annual Report 2016

TRANSAMERICA FUNDS

MANAGEMENT AND SUB-ADVISORY
AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica Asset Allocation – Growth Portfolio. The Board noted that the Portfolio’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Portfolio were above the medians for its peer group and peer universe. The
Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Asset Allocation – Moderate Growth Portfolio. The Board noted that the Portfolio’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Portfolio were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Asset Allocation – Moderate Portfolio. The Board noted that the Portfolio’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Multi-Manager Alternative Strategies Portfolio. The Board noted that the Portfolio’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Portfolio were in line with the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by
TAM and the Sub-Advisers under the Management Agreement and each Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services
Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to each Portfolio and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for each Portfolio and Transamerica Funds as a whole, as well as the allocation methodology used for calculating profitability. The Board also considered the assessment prepared by Ernst & Young LLP (“E&Y”), independent registered public accounting firm and auditor to the Portfolios, to assist the Board’s evaluation of TAM’s profitability analysis. E&Y’s engagement included the review and assessment of the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolios, and completion of procedures in respect of the mathematical accuracy of the profitability calculation and its conformity to established allocation methodologies. After considering E&Y’s assessment and information provided by TAM, the Board concluded that, while other allocation methods may also be reasonable, TAM’s profitability methodologies are reasonable in all material respects.

With respect to the Sub-Advisers, the Board noted that the sub-advisory fees are the product of arm’s-length negotiation between TAM and the applicable Sub-Adviser, which is not affiliated with TAM (with the exception of those fees paid to Aegon USA Investment Management, LLC (“AUIM”), which is affiliated with TAM), and are paid by TAM and not the applicable
Portfolio. As a result, for those Portfolios not sub-advised by AUIM, the Board focused on the profitability of TAM and its affiliates with respect to the applicable Portfolio. For each Portfolio sub-advised by AUIM, the Board noted that information about AUIM’s revenues and expenses was incorporated into TAM’s profitability analysis for the Portfolio. As a result, the Board focused on profitability information for TAM and AUIM in the aggregate.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolios was not excessive.

Economies of Scale

The Board considered economies of scale with respect to
the management of each Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolios benefited from any economies of scale. The Board considered each Portfolio’s management fee schedule

Transamerica Funds

Annual Report 2016

TRANSAMERICA FUNDS

MANAGEMENT AND SUB-ADVISORY
AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Portfolios through investments in maintaining and developing its capabilities and services. The Trustees concluded that each Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fees payable to TAM and the fees paid to the Sub-Advisers in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Advisers from their Relationships with the Portfolios

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Advisers from their relationships with the Portfolios. The Board noted that TAM does not realize soft dollar benefits from its relationships with the Portfolios and that TAM believes that any use of soft dollars by the Sub-Advisers is generally appropriate and in the best interests of the Portfolios.

Other Considerations

The Board noted that TAM has made a substantial
commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage each Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the
Sub-Advisers. The Board also noted that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolios.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and each Sub-Advisory Agreement was in the best interests of the applicable Portfolio and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds

Annual Report 2016

Management of the Trust

Board Members and Officers

(unaudited)

The Board Members and executive officers of the Trust are listed below.

Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each Fund and is responsible
for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each Fund and the operation of each Fund by its officers. The Board also reviews the management of each Fund’s assets by the investment manager and its respective sub-adviser.

The Funds are
among the funds managed and sponsored by TAM (collectively, “Transamerica Mutual Funds”). The Transamerica Mutual Funds consist of Transamerica Funds (“TF”), Transamerica Series Trust (“TST”), Transamerica Partners
Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”) and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 178 funds as of the date of this annual report.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, Colorado 80202.

The Board Members of the Trust, their age, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in Transamerica Mutual Funds the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Trustee became a Trustee of the Trust.

Name and Age

Position(s) Held with Trust

Term of Office and Length of Time Served*

Principal Occupation(s) During Past Five Years

Number of Funds in Complex Overseen by Board Member

Other Directorships held by Board Member

INTERESTED BOARD MEMBERS

Marijn P. Smit (42)

Chairman of the Board, President and Chief Executive Officer

Since 2014

Chairman of the Board, President and Chief Executive Officer, TF,
TST, TPP, TPFG, TPFG II and TAAVF (2014 – present);

Chairman of
the Board, President and Chief Executive Officer, Transamerica Income Shares, Inc. (“TIS”) (2014 – 2015);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund
Services, Inc. (“TFS”) (2014 – present);

President,
Investment Solutions, Transamerica Investments & Retirement (2014 – present);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Vice President, Transamerica Life Insurance Company
(2010 – present);

178

Director, Massachusetts Fidelity
Trust Company (2014 – present)

Transamerica Funds

Annual Report 2016

Name and Age

Position(s) Held with Trust

Term of Office and Length of Time Served*

Principal Occupation(s) During Past Five Years

Number of Funds in Complex Overseen by Board Member

Other Directorships held by Board Member

INTERESTED BOARD MEMBERS—continued

Marijn P. Smit (continued)

Senior Vice President, Transamerica Financial Life Insurance
Company

(2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – present);

Senior Vice President, Transamerica Retirement Solutions Corporation
(2012 – present); and

President and Director, Transamerica
Stable Value Solutions, Inc. (2010 – present).

Alan F. Warrick (67)

Board Member

Since 2012

  Board Member, TF, TST, TPP, TPFG, TPFG II and TAAVF
(2012 – present);       Board Member, TIS (2012 –
2015);       Consultant, Aegon USA (2010 – 2011);
     Senior Advisor, Lovell Minnick Equity Partners (2010 – present);
     Retired (2010 – present); and
     Managing Director for Strategic Business Development, Aegon USA (1994
– 2010).

178

N/A

INDEPENDENT BOARD MEMBERS

Sandra N. Bane (64)

Board Member

Since 2008

  Retired (1999 – present);
     Board Member, TF, TST, TPP, TPFG, TPFG II and TAAVF
(2008 – present);       Board Member, TIS (2008 –
2015);       Board Member, Transamerica Investors, Inc. (“TII”)
(2003 – 2010); and       Partner, KPMG (1975 –
1999).

178

Big 5 Sporting Goods (2002 – present); AGL Resources, Inc. (energy services holding company)
(2008 – present)

Leo J. Hill (60)

Lead Independent Board Member

Since 2002

  Principal, Advisor Network Solutions, LLC (business consulting)
(2006 – present);       Board Member, TST
(2001 – present);       Board Member, TF
(2002 – present);       Board Member, TIS (2002 –
2015);       Board Member, TPP, TPFG, TPFG II and TAAVF (2007 –
present);

178

Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)

Transamerica Funds

Annual Report 2016

Name and Age

Position(s) Held with Trust

Term of Office and Length of Time Served*

Principal Occupation(s) During Past Five Years

Number of Funds in Complex Overseen by Board Member

Other Directorships held by Board Member

INDEPENDENT BOARD MEMBERS—continued

Leo J. Hill (continued)

Board Member, TII (2008 – 2010);

Market President, Nations Bank of Sun Coast Florida (1998 –
1999);

Chairman, President and Chief Executive Officer, Barnett Banks
of Treasure Coast Florida (1994 – 1998);

Executive
Vice President and Senior Credit

Officer, Barnett Banks of Jacksonville, Florida
(1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia
Bank of Georgia (1976 – 1991).

David W. Jennings (69)

Board Member

Since 2009

  Board Member, TF, TST, TPP, TPFG, TPFG II and TAAVF
(2009 – present);       Board Member, TIS (2009 –
2015);       Board Member, TII (2009 – 2010);
     Managing Director, Hilton Capital Management, LLC (2010 –
present);       Principal, Maxam Capital Management, LLC (2006 –
2008); and       Principal, Cobble Creek Management LP (2004 –
2006).

178

N/A

Russell A. Kimball, Jr. (71)

Board Member

Since 1986 – 1990 and Since 2002

  General Manager, Sheraton Sand Key Resort (1975 –
present);       Board Member, TST (1986 – present);
     Board Member, TF, (1986 – 1990), (2002 – present);
     Board Member, TIS (2002 – 2015);
     Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); and
Board Member, TII (2008 – 2010).

178

N/A

Patricia L. Sawyer (66)

Board Member

Since 2007

  Retired (2007 – present);
     President/Founder, Smith & Sawyer LLC (management consulting)
(1989 – 2007);       Board Member, TF and TST (2007 –
present);       Board Member, TIS (2007 – 2015);
Board Member, TII (2008 – 2010);

178

Honorary Trustee, Bryant University (1996 – present)

Transamerica Funds

Annual Report 2016

Name and Age

Position(s) Held with Trust

Term of Office and Length of Time Served*

Principal Occupation(s) During Past Five Years

Number of Funds in Complex Overseen by Board Member

Other Directorships held by Board Member

INDEPENDENT BOARD MEMBERS—continued

Patricia L. Sawyer (continued)

  Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present);
and       Trustee, Chair of Finance Committee and Chair of Nominating
Committee (1987 – 1996), Bryant University.

John W. Waechter (64)

Board Member

Since 2005

  Partner, Englander Fischer (2016 – present);
     Attorney, Englander Fischer (2008 – 2015);
     Retired (2004 – 2008);
     Board Member, TST (2004 – present);
     Board Member, TIS (2004 – 2015);
     Board Member, TF (2005 – present);
     Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present);
     Board Member, TII (2008 – 2010);
     Employee, RBC Dain Rauscher (securities dealer) (2004);
     Executive Vice President, Chief Financial Officer and Chief Compliance
Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and
Treasurer, The Hough Group of Funds (1993 – 2004).

178

Operation PAR, Inc. (2008 –
present); Remember Honor Support, Inc.
(non-profit organization) (2013 – present) Board Member, WRH Income Properties, Inc. (real estate) (2014 – present)

*
Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s
Declaration of Trust.

Transamerica Funds

Annual Report 2016

Officers

The mailing address of each officer is c/o Secretary, 1801 California
Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age

Position

Term of Office and Length of Time Served*

Principal Occupation(s) or Employment During Past Five Years

Marijn P. Smit (42)

Chairman of the Board, President and Chief Executive Officer

Since 2014

See previous table.

Tané T. Tyler (51)

Vice President, Associate General Counsel, Chief Legal Officer and Secretary

Since 2014

Vice President, Associate General Counsel,
Chief Legal Officer and Secretary, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF
(2014 – present);

Vice President, Associate General Counsel, Chief Legal Officer and Secretary, TIS (2014 – 2015);

Director, Vice President, Associate General Counsel, Chief Legal Officer
and Secretary, TAM and TFS (2014 – present);

Senior Vice
President, Secretary and General Counsel, ALPS, Inc., ALPS Fund Services, Inc. and ALPS Distributors, Inc. (2004 – 2013); and

Secretary, Liberty All-Star Funds (2005-2013).

Christopher A. Staples (45)

Vice President and Chief Investment Officer, Advisory Services

Since 2005

Vice President and Chief Investment Officer,
Advisory Services (2007 – present), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management (2005 – 2006), Transamerica Funds and TST;

Vice President and Chief Investment Officer, Advisory Services (2007
– 2015), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management (2005 – 2006), TIS;

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Vice President and Chief Investment Officer (2007 – 2010); Vice
President – Investment Administration (2005 – 2007), TII;

Director (2005 – present), Senior Vice President (2006 – present) and Chief Investment Officer, Advisory Services (2007 – present), TAM;

Director, TFS (2005 – present); and

Assistant Vice President, Raymond James & Associates (1999 – 2004).

Thomas R. Wald (55)

Chief Investment Officer

Since 2014

Chief Investment Officer, Transamerica Funds,
TST, TPP, TPFG, TPFG II and TAAVF
(2014 – present);

Chief
Investment Officer, TIS (2014 – 2015);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Chief Investment Officer, Transamerica Investments & Retirement
(2014 – present);

Transamerica Funds

Annual Report 2016

Name and Age

Position

Term of Office and Length of Time Served*

Principal Occupation(s) or Employment During Past Five Years

Thomas R. Wald (continued)

Vice President and Client Portfolio Manager,
Curian Capital, LLC (2012 – 2014);

Portfolio Manager, Tactical
Allocation Group, LLC (2010 – 2011);

Mutual Fund Manager, Munder
Capital Management (2005 – 2008); and

Mutual Fund Manager,
Invesco Ltd. (1997 – 2004).

Vincent J. Toner (46)

Vice President and Treasurer

Since 2014

Vice President and Treasurer (2014 –
present) Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF;

Vice
President and Treasurer, TIS (2014 – 2015);

Vice President and Treasurer, TAM and TFS (2014 – present);

Senior Vice President and Vice President, Fund Administration, Brown
Brothers Harriman (2010 – 2014); and

Vice President
Fund Administration & Fund Accounting, OppenheimerFunds (2007—2010).

Matthew H. Huckman, Sr. (48)

Tax Manager

Since 2014

Tax Manager, Transamerica Funds, TST, TPP,
TPFG, TPFG II and TAAVF (2014 – present);

Tax Manager, TIS (2014
– 2015);

Tax Manager, TFS (2012 – present); and

Assistant Mutual Fund Tax Manager, Invesco (2007-2012).

Scott M. Lenhart (55)

Chief Compliance Officer and Anti-Money Laundering Officer

Since 2014

Chief Compliance Officer and Anti-Money
Laundering Officer, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present), TIS (2014 – 2015);

Chief Compliance Officer and Anti-Money Laundering Officer (2014 – present), Senior Compliance Officer (2008-2014), TAM;

Vice President and Chief Compliance Officer, TFS (2014 –
present);

Director of Compliance, Transamerica Investments &
Retirement (2014 – present);

Vice President and Chief Compliance
Officer, Transamerica Financial Advisors, Inc.
(1999-2006); and

Assistant Chief Compliance Officer, Raymond James Financial, Inc., Robert Thomas Securities, Inc. (1989-1998).

*
Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds

Annual Report 2016

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’
proxy voting policies and procedures is available in the Statements of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s
(“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q, which is available on the
SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we send shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. Transamerica Funds will only send one piece per mailing address, a method that saves your Funds’ money by reducing mailing and printing costs. We will continue to do this unless you tell us not to.
To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds

Annual Report 2016

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you
to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•

Information we receive from you on applications or other forms, such as your name, address, and account number;

•

Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•

Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We
Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal
information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8
a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds

Annual Report 2016

Transamerica Fund Services

PO Box
219945

Kansas City, MO 64121-9945

Customer Service 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

Open Funds

Annual Report

October 31, 2016

www.transamerica.com

Customer Service
1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

Transamerica Funds

Annual Report 2016

Table of Contents (continued)

Transamerica Funds

Annual Report 2016

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial adviser in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund(s). The
Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe it to be an important part of the investment process. This report provides a detailed information about your Fund(s) for the
12-month period ending October, 31, 2016.

We believe it is important to understand market conditions over the last year to provide a context for reading this report. At the beginning of the 1-year period that began on November 1, 2015, investors were trying to determine what rapidly declining oil prices - which had fallen from over $100 per barrel at the cyclical high to less than half that value by year end - would mean for markets. Adding more uncertainty toward year-end 2015 was the Federal Reserve’s (“Fed”) decision to finally raise the Fed funds rate by 0.25% in December, the first increase since 2006.

As the calendar turned to 2016, rapidly falling energy and commodity prices coupled with a weak U.S. gross domestic product report and weakness in overseas markets pressured U.S. equities, as concerns of a pending recession became more prevalent. In the months to follow however energy prices rebounded and economic growth remained positive thereby avoiding recessionary levels. Global markets sold off in late
June following Great Britain’s surprise referendum vote in favor of departure from the European Union, (“Brexit”). Following the immediate negative reaction to this news, U.S. stocks recovered, and equity markets soon reached new all-time highs.

U.S. markets stayed range bound for most of the late summer and into the fall, with only a single bout of meaningful volatility in September when commentary from certain Fed Governors suggested that the case for a September rate hike was strengthening. That volatility proved temporary as September passed with no policy change at the central bank, and markets began to focus on the Fed meeting in December as the next possible target for a hike. The rising likelihood of rate increases resulted in the benchmark 10-year Treasury yield moving higher, and by October 31st had increased to 1.84% from a July low of 1.37%.

For the 1-year period ending October 31, 2016, the S&P 500® returned 4.51% while the MSCI EAFE Index, representing international developed market equities, lost (2.74)%. During the same period, the Bloomberg Barclays U.S. Aggregate Bond Index returned 4.37%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial adviser is a key resource to help you build a complete picture of your current and future financial needs. Financial advisers are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your adviser, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial
adviser if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President &
Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief
Investment Officer

Transamerica Funds

The views expressed in this report reflect those
of the portfolio managers only and may not necessarily represent the views of the Transamerica Funds. These views are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of the Transamerica Funds.

Transamerica Bond

(unaudited)

MARKET ENVIRONMENT

Early in the period, we experienced the first Federal
Reserve (“Fed”) rate hike since 2006, leading to modest loses within investment grade fixed income indices while high yield faced a more challenging environment. After oil prices bottomed in mid-February, capital returned to markets, and riskier assets rebounded strongly. Volatility spiked in conjunction with the U.K. referendum decision to leave the European Union, but ultimately fixed income benchmarks increased year-to-date gains while the S&P 500® hit an all-time high.

After declining through mid-February, U.S. high yield became a sought-after asset. The sector rewarded investors by producing strong and steady gains with minimal volatility. Lower-quality credits and cyclical sectors outperformed as the search for yield pressed onward. For roughly the first half of the period, the U.S. dollar continued to strengthen against most major global currencies. But the Fed struck a more dovish tone early in 2016, contributing to a pause in the dollar bull market. A more stable dollar supported foreign currencies, particularly those in the emerging markets, which suffered during the dollar’s ascent. The recovery in oil prices also helped ease the strain on commodity-related currencies.

Despite a
pause in September, global bond performance was strong. Investors continued to buy high-quality bonds despite negative yields. Inflation expectations for developed markets had not risen fast enough to significantly squelch demand for government bonds, even for the lowest-yielding countries.

PERFORMANCE

For the year
ended October 31, 2016, Transamerica Bond Class I2 returned 7.80%. By comparison, its benchmark, the Bloomberg Barclays U.S. Government/Credit Index, returned 4.84%.

STRATEGY REVIEW

The Fund’s outperformance was primarily due to
out-of-benchmark allocations. Exposure to high yield securities, particularly industrial issues, helped buoy performance. Within high-yield industrials, securities in metals/mining and energy were among the largest contributors, appreciating in value along with commodity prices. Among investment grade corporate holdings, financial and industrial names proved helpful, as banking, real estate, energy and communications issues bolstered relative return. Convertible and equity holdings generated positive return as company-specific exposures to energy and metals/mining accounted for the bulk of positive excess return. A small position within high-yield utilities detracted from absolute and relative return; these typically defensive holdings struggled during the risk-on environment.

Government-related issues contributed to relative performance due to security selection. Specific oil-related
Yankee bonds — U.S.-dollar-denominated bonds issued by non-U.S. entities — boosted returns. A significant underweight position in the U.S. Treasury sector also aided relative performance.

Overall, non-U.S.-dollar-denominated securities detracted from performance, as uneven economic outlooks and divergent monetary policies across the globe were a driving force for financial markets. The continued strength of the U.S. dollar applied pressure to developed and emerging market currencies. For the Fund, holdings denominated in the Mexican peso and Colombian peso lagged. The Mexican peso hit all-time lows relative to the U.S. dollar during the period. The disappointing results were in sharp contrast to other emerging market currencies, which moved higher with the broader commodity market.

During the period, the Fund utilized derivatives. These positions detracted from performance.

Daniel J. Fuss, CFA

Matthew J. Eagan, CFA

Elaine M. Stokes

Brian P. Kennedy

Co-Portfolio Managers

Loomis, Sayles & Company, L.P.

Transamerica Funds

Annual Report 2016

Transamerica Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016

1 Year

5 Years

10 Years or Since Inception of Class

Inception Date

Class I2 (NAV)

7.80
%

6.50
%

7.12
%

01/03/2007

Bloomberg Barclays U.S. Government/Credit Index (A)

4.84
%

3.01
%

4.72
%

Class R6 (NAV)

7.80
%

N/A

3.05
%

05/29/2015

(A) The Bloomberg Barclays U.S.
Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates.

The Fund’s benchmark is an unmanaged index used
as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past
performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value
(“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee
waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Bond funds risks include credit risk, inflation risk, interest rate risk, and also foreign securities and mortgage backed securities risk. Interest rates may go up, causing the value of the Fund’s investments to decline. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of a bond.

Transamerica Funds

Annual Report 2016

Transamerica Capital Growth

(unaudited)

MARKET ENVIRONMENT

Over the fiscal year, there was a convergence of economic
growth rates, with the U.S. disappointing forecasters while China and many other emerging markets surprised to the upside. Meanwhile, European gross domestic product growth held up better than expected. Of course, policy is not static, and the U.S.
Federal Reserve acknowledged in March the dollar was too strong, so it curtailed the interest rate hike cycle it began in December 2015, allowing the dollar to weaken substantially, helping to avert a recession in the U.S. and spurring a meaningful trough in earnings growth for the S&P 500® in the second quarter of 2016.

Large-cap growth stocks
advanced over the period, with telecommunication services the best performing sector in the Russell 1000® Growth Index. Energy and health care posted sharp declines and hence were the greatest relative underperformers.

PERFORMANCE

For the year ended October 31,
2016, Transamerica Capital Growth Class A returned 4.77%, excluding any sales charges. By comparison, its benchmark, the Russell 1000® Growth Index, returned 2.28%.

STRATEGY REVIEW

Against the backdrop described above, our team continued to
focus on bottom-up stock selection and the long-term outlook for companies owned in the Fund; accordingly, we had little turnover, as our ongoing work reaffirmed our assessment of quality and competitive advantage in the companies we owned.

The Fund outperformed its benchmark largely due to favorable stock selection.

Consumer
discretionary was the largest contributor led by online retail and cloud computing leader Amazon.com, Inc. Strong fundamentals, including accelerating revenue growth and improving profitability, buoyed the shares throughout much of the period.

Stock selection in health care also contributed led by Intuitive Surgical, Inc., a leader in robotics-assisted surgery. The company, which had been executing well and experiencing solid procedure growth, also received approval from the U.S. Food & Drug Administration for the use of additional functionalities within its second generation robot, the da Vinci Xi. This may help drive additional procedure growth, system upgrades at existing hospitals and system placements at new hospitals over time.

Holdings and sector allocations to consumer staples and financials, along with a lack of exposure in energy, also contributed to a lesser extent. Financial ratings, benchmarks and analytics provider S&P Global, Inc. was the top contributor among these areas. The shares advanced through much of 2016, we believed, due to a generally improving outlook for debt issuance after a period of greater macroeconomic uncertainty earlier.

Within financials, the strength in S&P Global,
Inc. was partly offset by weakness in LendingClub Corp. (no longer held at period end), a marketplace which enables consumers to refinance credit card debt. Shares sold off sharply in May on news that the company’s CEO and three other executives resigned after an internal audit uncovered improper allocation of loans to an investor. We eliminated the position due to our assessment of the relative risk/reward profile.

Information technology was the most significant detractor, due to mixed stock selection. Global communications platform Twitter, Inc. was the largest individual detractor for the sector and the Fund overall. The stock was plagued for some time by concerns around user growth, which generally disappointed Street expectations. Management turnover also pressured the stock.

Professional networking platform LinkedIn Corp. (no longer held at period end), was the second largest detractor. Earlier in 2016, the company reported strong quarterly results, but a disappointing outlook characterized by decelerating growth in its Talent Solutions business, macroeconomic-related weakness in its European business and the company’s decision to exit a small business caused the shares to decline sharply. In June, Microsoft Co. (not held) announced it would acquire the company at a 50% premium, which led the shares to recover somewhat. The position was eliminated in September.

Within information technology, weak holdings were partly offset by strength in social networking platform Facebook, Inc., the top contributor. The company was able to sustain high levels of user engagement, grow its large global user base and improve monetization to deliver accelerating revenue growth. Lastly, stock selection in industrials and a lack of exposure to telecommunication services weighed on relative results.

The Fund held a small derivatives investment, Over-the-counter puts on the Chinese yuan, which had a negative impact on performance. The puts were designed to provide a potential hedge to equities exposed, directly or indirectly, to China.

During
the period, the Fund utilized derivatives. These positions detracted from performance.

Dennis P. Lynch

Sam G. Chainani, CFA

David S. Cohen

Armistead B. Nash

Alexander T. Norton

Jason C. Yeung, CFA

Co-Portfolio Managers

Morgan Stanley Investment Management, Inc.

Transamerica Funds

Annual Report 2016

Transamerica Capital Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016

1 Year

5 Years

10 Years or Since Inception of Class

Inception Date

Class A (POP)

(0.97
)%

12.46
%

13.17
%

11/13/2009

Class A (NAV)

4.77
%

13.74
%

14.10
%

11/13/2009

  Russell
1000® Growth Index (A)

2.28
%

13.65
%

13.16
%

Class B (POP)

(1.22
)%

12.65
%

13.20
%

11/13/2009

Class B (NAV)

3.78
%

12.78
%

13.20
%

11/13/2009

Class C (POP)

3.03
%

13.00
%

13.36
%

11/13/2009

Class C (NAV)

4.03
%

13.00
%

13.36
%

11/13/2009

Class I (NAV)

5.09
%

14.19
%

14.92
%

11/30/2009

Class I2 (NAV)

5.25
%

14.34
%

16.17
%

09/30/2011

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (in the 1st year) for Class C shares. Net Asset Value
(“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Returns on
growth stocks may not move in tandem with return on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Russell Investment Group is the
source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds

Annual Report 2016

Transamerica Concentrated Growth

(unaudited)

MARKET ENVIRONMENT

Despite volatility from a collapse in crude oil prices, the
U.K.’s surprise decision to leave the European Union and a polarizing U.S. presidential campaign, the Fund and the broader equity markets managed to deliver modest gains for the fiscal year. Investors continued to search for leadership beyond central bank stimulus and struggled to calculate risks and opportunities associated with the unusual course of the presidential election. While these events contributed to an elevated period of uncertainty, economic indicators gradually improved, creating a constructive backdrop for stocks. Since the beginning of the calendar year, company fundamentals increasingly became relevant, a trend for which the Fund’s strategy is well positioned.

PERFORMANCE

For the year ended October 31, 2016, Transamerica Concentrated
Growth Class I returned 3.87%. By comparison, its benchmark, the Russell 1000® Growth Index, returned 2.28%.

STRATEGY REVIEW

The Fund employs a concentrated approach, investing in 25 to
30 stocks, with a long-term orientation, quality focus and valuation discipline. Our investment philosophy is that selective investments in diverse growth businesses with superior operating and financial characteristics generate excess returns with below-market risk. We believe risk is systematically mispriced, and that a focus on low volatility in underlying business fundamentals improves the probability of generating attractive returns over time.

During periods of high volatility and market pullbacks like those experienced during the period, we remain patient and disciplined, and maintain a long-term perspective while acting opportunistically when fundamental dislocations occur. Achieving this balance is at the core of our process and key to investment success.

Top
contributors for the period included Medivation, Inc., Facebook, Inc. and Amphenol Corp. Principal detractors were Express Scripts Holding Co. (no longer held at period end), Gilead Sciences, Inc. and BioMarin Pharmaceuticals, Inc. Stock selection in health care and information technology sectors had the greatest positive impact on our performance, along with selection in real estate and energy. Overweight positioning in health care and energy and stock selection in industrials and consumer discretionary had the greatest negative impact.

Nicholas C. Haffenreffer

Portfolio Manager

Torray LLC

Transamerica Funds

Annual Report 2016

Transamerica Concentrated Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016

1 Year

5 Years

10 Years or Since Inception of Class

Inception Date

Class A (POP)

(2.12
)%

N/A

2.15
%

03/01/2014

Class A (NAV)

3.59
%

N/A

4.34
%

03/01/2014

Class C (POP)

1.83
%

N/A

3.57
%

03/01/2014

Class C (NAV)

2.83
%

N/A

3.57
%

03/01/2014

Class I (NAV)

3.87
%

12.25
%

11.01
%

12/31/2010

  Russell
1000® Growth Index (A)

2.28
%

13.65
%

12.12
%

Class I2 (NAV)

4.02
%

N/A

4.71
%

03/01/2014

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Returns on growth stocks may not move in tandem with return on other categories of stocks or the market as a whole.
Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors
“value” stocks. The Fund may be more concentrated than that of a more diversified fund, subjecting it to greater fluctuation and risk.

Russell Investment
Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds

Annual Report 2016

Transamerica Dividend Focused

(unaudited)

MARKET ENVIRONMENT

Central banks around the world continued to set the pace
for equity markets. With more than one third of all sovereign debt ($13 trillion) posting negative yields, the monetary spigots remain wide open, forcing investors to search for yield elsewhere — including equities. For quite some time now, the battle for leadership within domestic equity markets has been raging between stocks perceived as “bond proxies” and those with more interest rate and economic sensitivity. The latter group struggled mightily during the first six months of
2016, but outperformed the bond proxies in the third quarter of 2016 as interest rates rose. The popularity of bond proxies created anomalies throughout equity markets. Momentum stocks, generally thought of as growth stocks with high revenue growth, were disproportionately represented in sectors such as utilities, telecommunication services and consumer staples. On average, these stocks typically grow revenues by approximately 15%; however, with the inclusion of the slower-growing bond proxies, these momentum stocks have experienced negative growth over the past 12 months. A sharp sell-off in these popular sectors — which have acted as investor safe havens given their higher yields — could signal a reversal of investors’
willingness to own yield at any price. A continuation of this trend should benefit the Fund, as we are underweight in these sectors due to their popularity and valuation premium while we have found stocks with strong and growing dividend yields in health care, industrials and financials.

PERFORMANCE

For the year ended
October 31, 2016, Transamerica Dividend Focused Class A returned 4.30%, excluding any sales charges. By comparison, its benchmark, the Russell 1000® Value Index, returned 6.37%.

STRATEGY REVIEW

Our approach to the equity market is based on the underlying philosophy that markets are inefficient. These inefficiencies can best be exploited through adherence to a value-oriented investment process dedicated to the selection of securities on a bottom-up basis and constructing concentrated portfolios.

We stay fully invested with a conservative orientation based on our belief that superior returns can be achieved while taking below average risks. We implement this strategy by constructing portfolios of individual stocks that reflect all three value characteristics: price/earnings and price/book ratios below the market and dividend yields above the market (S&P 500®). In addition, the strategy requires that stocks purchased in the portfolio not only pay a dividend, but also that each stock has a consecutive 25-year history of paying cash dividends. While we are exacting in our definition of value, we are equally demanding in our pursuit of quality companies. We seek companies with profitability and earnings growth greater than the market.

The Fund underperformed its value benchmark for the 12 months ending October 31, 2016. The Fund’s underweight in the information technology sector was the largest detractor for the year. Few technology stocks meet the Fund’s 25-year dividend paying history requirement. Allocation in both the utilities and consumer discretionary sectors hurt overall performance as did stock selection in the struggling energy and financial sectors. The five largest detractors from performance for the period were American Express Co., Wells Fargo & Co., Cardinal Health, Inc., Southwest Airlines Co. and ConocoPhillips.

An overweight allocation within telecommunication services was the greatest contributor to performance. Also contributing was stock selection in consumer staples.
Performance within health care also positively benefited performance; however, a relative overweight allocation mitigated most of the positive effect. The top five contributing stocks were Honeywell International, Inc., Raytheon Co., Wal-Mart
Stores, Inc., Medtronic PLC and Entergy Corp.

It is important to note that we have constructed the Fund to have a significant yield advantage over both the broad equity market and the 10-year Treasury — we have simply done so in much cheaper stocks than many of the bond proxies that have been so popular.

Ray Nixon,
Jr.

Brian Quinn, CFA

Lewis Ropp

Co-Portfolio Managers

Barrow, Hanley, Mewhinney & Strauss, LLC

Transamerica Funds

Annual Report 2016

Transamerica Dividend Focused

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016

1 Year

10 Years or Since Inception of Class

Inception Date

Class A (POP)

(1.42
)%

8.55
%

01/04/2013

Class A (NAV)

4.30
%

10.16
%

01/04/2013

  Russell
1000® Value Index (A)

6.37
%

11.75
%

Class C (POP)

2.54
%

9.26
%

01/04/2013

Class C (NAV)

3.41
%

9.26
%

01/04/2013

Class I (NAV)

4.38
%

10.33
%

01/04/2013

Class I2 (NAV)

4.57
%

10.46
%

01/04/2013

Class R6 (NAV)

4.57
%

1.15
%

05/29/2015

(A) The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense
reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Focused funds are less diversified than other mutual funds; therefore, the performance of each holding in a focused fund has a greater impact upon the overall portfolio, which increases the risks associated with investing in the Fund. Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock considered undervalued is actually appropriately priced. ADRs involve the same risk as foreign securities including currency fluctuations, adverse social and political developments, and relatively small size and lesser liquidity of the markets. Dividend income may vary depending on market performance and is not guaranteed. A company’s future ability to pay dividends may be limited.

Russell
Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds

Annual Report 2016

Transamerica Dynamic Allocation

(unaudited)

MARKET ENVIRONMENT

Over the fiscal year ended October 31, 2016, equity markets
were generally up but had two significant drawdowns. The period started with a decline in oil prices through early 2016. By January 2016, markets grew fearful of a slowing global economy, leading to the first major drawdown of the period. Investors were concerned that a potential hard landing for China’s economy along with the collapse in the U.S. shale oil industry could lead to a global economic slowdown. Equity and energy markets both bottomed in late February. They recovered as the
Chinese, U.S. and European central banks stepped in to reassure investors.

Through June, equity markets continued their recovery from the February lows. But while markets were paying attention to economic conditions and the undertakings of central banks, the uncertainty around Great Britain potentially leaving the European Union (“Brexit”) took center stage. The decision to leave took equity markets by surprise, causing the second major drawdown of the period. However, markets rebounded over the next week as central bankers once again offered support to the financial system, and market participants realized that nothing drastic was going to happen in the immediate future.

The last quarter of the period saw the S&P 500® reach record highs in mid-August, while volatility (as measured by the CBOE VIX Index) was near two-year lows; investor confidence was buoyed by a relatively strong U.S. jobs report, and Brexit fears continued to wane. Monetary policy remained at the fore in September, with central banks across the G10 (Group of Ten industrialized nations) leaving rates unchanged. However, there were some rumblings beneath the surface in the U.S., as three Federal Reserve Governors voted to raise rates. Other central banks left their policy rates unchanged in September as global growth remained relatively weak and inflation stayed low. The period ended on a down note, though, with the uncertainty of the U.S. elections overhanging the markets.

PERFORMANCE

For the year ended October 31, 2016, Transamerica Dynamic
Allocation Class A returned (0.99)%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the Russell 3000® Index and the Transamerica Dynamic Allocation Blended
Benchmark (“Blended Benchmark”), returned 4.24%, and 4.36%, respectively.

The Blended Benchmark is comprised of the Russell 1000® Index (50)%, the Bloomberg Barclays Global Aggregate Index ex U.S. (15)%, the Bloomberg Barclays U.S. Aggregate Bond Index (15)%, the MSCI All Country World Index ex-U.S. (10)% and the Russell
2000® Index (10)%.

STRATEGY REVIEW

The Fund invests primarily in exchange-traded funds (“ETFs”) that are designed to track various equity and fixed income indices. In addition, we use a combination of risk management strategies that are designed to help protect the Fund from experiencing significant losses in the event of a major decline in equity markets, while allowing it to participate during trending bull markets. In sideways or oscillating markets, the strategy tends to underperform.

One of the risk strategies, Dynamic Risk Management, involves systematically raising the allocation to cash in response to rising volatility and portfolio declines. This strategy seeks to reduce the Fund’s market risk exposure and volatility. Over the one-year period this mechanism was most active during the first quarter 2016, when markets experienced a significant drawdown in reaction to the China slowdown and falling oil prices. The Fund de-risked from fully allocated on December 31, 2015 to 50% allocated as the market bottomed on February 11, 2016. As markets sharply recovered, the
Fund gradually re-risked, becoming fully allocated by the end of March. The Fund fully allocated to its strategic targets on October 31, 2016.

The other strategy,
Event Risk Management, involves the continuous use of put options on the S&P 500®, via the Western Asset Management Put Strategy, to provide additional protection against a sudden market decline. This strategy seeks to reduce the impact to the Fund if the market declines during a short period of time caused by, for example, sudden and substantial movements in the equity markets, interest rates or credit spreads.

Among the underlying ETF holdings, performance was mixed. The iShares Russell 1000® Value ETF was the best performing, up 6.25%, followed by the iShares Russell 2000® ETF, up 4.38%. The Fund saw negative performance from ETFs no longer held, specifically within international equity. The Western
Asset Management Put Strategy was also negative as the S&P 500® was up.

The Fund underperformed its
benchmark due to the Dynamic Risk Management and Event Risk Management strategies in a period that saw periods of significant market volatility yet overall positive equity market returns. The relative impacts of the underlying ETF holdings and allocations were mostly muted.

During the year, the Fund used derivatives. These positions detracted from performance.

Adam J. Petryk, CFA

Thomas Picciochi

Ellen Tesler

Co-Portfolio Managers

QS Investors, LLC

Transamerica Funds

Annual Report 2016

Transamerica Dynamic Allocation

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016

1 Year

10 Years or Since Inception of Class

Inception Date

Class A (POP)

(6.47
)%

4.07
%

10/31/2012

Class A (NAV)

(0.99
)%

5.55
%

10/31/2012

Russell 3000® Index (A)

4.24
%

13.04
%

Transamerica Dynamic Allocation Blended Benchmark (B) (C) (D) (E) (F) (G)

4.36
%

8.29
%

Class C (POP)

(2.58
)%

4.78
%

10/31/2012

Class C (NAV)

(1.64
)%

4.78
%

10/31/2012

Class I (NAV)

(0.65
)%

5.86
%

10/31/2012

(A) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(B) The Transamerica Dynamic Allocation Blended Benchmark is composed of the following benchmarks: 50% Russell 1000® Index; 15% Bloomberg Barclays Global Aggregate Index ex-U.S.; 15% Bloomberg Barclays U.S. Aggregate Bond Index; 10% MSCI All Country World Index
ex-U.S.; and 10% Russell 2000® Index.

(C) The Russell
1000® Index measures the performance of the large-cap segment of the U.S. equity universe, and is comprised of approximately 1,000 of the largest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest
3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(D) The Bloomberg Barclays Global Aggregate Index ex-U.S. is a multi-currency benchmark that includes fixed-rate Treasury, government-related, corporate and securitized bonds from both developed and emerging markets issuers, excluding the U.S.

(E) The Bloomberg Barclays U.S.
Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(F) The MSCI All Country World Index ex-U.S. captures large and mid-cap representation across developed and emerging markets countries, excluding the U.S.

(G) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The Fund’s
benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data
presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset
Allocation, like many investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of a ETFs share may be above or below the shares’ net asset value; and an active trading market for an ETF share may not develop or be maintained. The risks of investing in foreign securities are magnified in emerging markets. These may include risks related to market and currency volatility, adverse social and political developments and the relatively small size and less liquidity of these markets. Fixed income investing is subject to credit risk, inflation risk and interest rate risk.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds

Annual Report 2016

Transamerica Dynamic Income

(unaudited)

MARKET ENVIRONMENT

Over the fiscal year ended October 31, 2016, equity markets
were generally up but had two significant drawdowns. The period started with a decline in oil prices through early 2016. By January 2016, markets grew fearful of a slowing global economy, leading to the first major drawdown of the period. Investors were concerned that a potential hard landing for China’s economy along with the collapse in the U.S. shale oil industry could lead to a global economic slowdown. Equity and energy markets both bottomed in late February. They recovered as the
Chinese, U.S. and European central banks stepped in to reassure investors.

Through June equity markets continued their recovery from the February lows. But while markets were paying attention to economic conditions and the undertakings of central banks, the uncertainty around Great Britain potentially leaving the European Union (“Brexit”) took center stage. The decision to leave took equity markets by surprise, causing the second major drawdown of the period. However, markets rebounded over the next week as central bankers once again offered support to the financial system, and market participants realized that nothing drastic was going to happen in the immediate future.

The last quarter of the period saw the S&P 500® reach record highs in mid-August, while volatility (as measured by the CBOE VIX Index) was near two-year lows; investor confidence was buoyed by a relatively strong U.S. jobs report, and Brexit fears continued to wane. Monetary policy remained at the fore in September, with central banks across the G10 (Group of Ten industrialized nations) leaving rates unchanged. However, there were some rumblings beneath the surface in the U.S., as three Federal Reserve Governors voted to raise rates. Other central banks left their policy rates unchanged in September as global growth remained relatively weak and inflation stayed low. The period ended on a down note, though, with the uncertainty of the U.S. elections overhanging the markets.

PERFORMANCE

For the year ended October 31, 2016, Transamerica Dynamic Income
Class A returned 7.79%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the iBoxx $ Liquid High Yield Index and the Transamerica Dynamic Income Blended Benchmark (“Blended Benchmark”), returned 8.45% and
6.13%, respectively.

The Blended Benchmark is comprised of iBoxx $ Liquid High Yield Index (40)%, the Bloomberg Barclays U.S. Aggregate Bond Index (30)%, and the
S&P 500® (30)%.

STRATEGY REVIEW

The Fund is designed to generate income across diversified sources with balanced exposure to multiple risk factors over a full market cycle. During the short term, these risk factors can be correlated, but we believe that over a full market cycle having a broad exposure to different risk factors should help mitigate the investor’s drawdown risk.

In a period when both equity and fixed income were positive, all but one of the underlying Exchange-Traded Funds (“ETFs”) holdings returns were up. The fixed income component of the Fund outperformed the equity component led by the emerging markets debt and U.S. long-term bond allocations. The VanEck Vectors Emerging Markets High Yield Bond ETF returned 13.30% followed by the Vanguard Long-Term Bond
ETF’s 10.62% gain. Within equity, the iShares Core High Dividend ETF was the best performer at 9.17%, while the Alerian MLP ETF was the sole negative performing holding, returning (0.86)% for the year.

Relative to its Blended Benchmark the Fund outperformed, with positive contributions coming from both the equity and fixed income components. Style selection was the main factor in outperformance, as the Fund’s yield objective led to allocations in non-benchmark tracking asset classes. The biggest contributions to performance came from long-term debt and emerging markets debt, via the Vanguard Long-Term
Bond ETF and VanEck Vectors J.P. Morgan EM Local Currency Bond ETF, respectively.

Adam J. Petryk, CFA

Thomas Picciochi

Ellen Tesler

Co-Portfolio Managers

QS Investors, LLC

Transamerica Funds

Annual Report 2016

Transamerica Dynamic Income

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016

1 Year

5 Years

10 Years or Since Inception of Class

Inception Date

Class A (POP)

2.65
%

3.26
%

3.26
%

10/31/2011

Class A (NAV)

7.79
%

4.27
%

4.27
%

10/31/2011

iBoxx $ Liquid High Yield Index (A)

8.45
%

6.04
%

5.97
%

Transamerica Dynamic Income Blended Benchmark (A) (B) (C) (D)

6.13
%

7.39
%

7.23
%

Class C (POP)

6.00
%

3.48
%

3.48
%

10/31/2011

Class C (NAV)

7.00
%

3.48
%

3.48
%

10/31/2011

Class I (NAV)

8.06
%

4.51
%

4.50
%

10/31/2011

(A) The iBoxx $ Liquid High Yield Index is
comprised of U.S. dollar-denominated high yield liquid corporate bonds.

(B) The Transamerica Dynamic Income Blended Benchmark is composed of the following benchmarks: 40% iBoxx $ Liquid High Yield Index, 30% Bloomberg Barclays U.S. Aggregate Bond Index, and 30% S&P 500®.

(C)
The Bloomberg Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(D) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on
Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the
Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset Allocation, like many investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s share may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained. Foreign and emerging market investments involve risks not associated with U.S. markets, such as currency fluctuation, adverse social and political developments and the relatively small size and lesser liquidity of the markets. Fixed income investing is subject to credit risk and interest rate risk. Investments in high-yield bonds (“junk bonds”) may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable and the value of these securities tends to decline when the interest rate increases.

Transamerica Funds

Annual Report 2016

Transamerica Emerging Markets Debt

(unaudited)

MARKET ENVIRONMENT

During the fiscal year, the market witnessed a renewed
interest in emerging markets fixed income based on a more stable currency market and a policy mix that has become much more market friendly. Argentinian elections and Brazil’s removal of Dilma Rousseff were pivotal data points for the market as both replacements are focused on much needed structural reform. Changes within those economies, when combined with the ongoing reforms in Indonesia and India, provided a potent mix of positive tailwinds for a market that was lacking direction for much of 2015.

Sovereigns were not alone in realizing the dramatic changes in capital markets and moving to a much more debtor friendly approach to their balance sheets. Corporate management teams across the globe refocused their efforts on reducing leverage and protecting their balance sheets in a much more uncertain world. These influences helped emerging market assets perform very well as commodities stabilized, central banks remained accommodative, and many major emerging market economies were rebalancing at current asset price levels.

PERFORMANCE

For the year ended October 31, 2016, Transamerica Emerging Markets Debt Class A returned 11.86%, excluding any sales charges. By comparison, its benchmark, the J.P.
Morgan Emerging Markets Bond Index Global, returned 11.58%.

STRATEGY REVIEW

U.S. dollar sovereigns led the way higher with political transitions fueling outperformance within Brazil and Argentina, while emerging market corporates like Petrobras
Global Finance BV and Vale Overseas, Ltd. recovered from a difficult 2015. In local markets, similar macro themes played out, with reform-oriented governments in Indonesia and Brazil outperforming.

The term recovery was probably an adequate description in emerging market assets. Following the underperformance of emerging markets risk in the previous fiscal year, specifically in quality Brazilian corporates as well as almost any local currency asset, the market responded well to a shift in balance sheet management at both macro and micro level. In the hard currency sovereign portion of the Fund, two themes played out. Owning higher yielding securities in areas like Argentinian provincials or outright duration exposure in more commodity-exposed countries such as Kazakhstan or even Indonesia helped returns. Also, commodity price stability led to bounces in Venezuela and sub-Saharan African risk, for example Ivory Coast and Zambia. On the negative side, selling holdings in Ecuador to move into commodity-based corporates hurt performance as those bonds outperformed during the second and third quarters of 2016.

The macro theme of recovery in Brazilian assets helped Petrobras Global Finance BV and Braskem Finance, Ltd. lead the outperformance within the corporate bucket. First Quantum Minerals, Ltd., a Zambian based Copper miner, also performed well, as the company found more sources of liquidity while continuing to expand into lower cost assets. Duration exposure was another plus, with Indonesian quasi-sovereigns outperforming and Grupo Televisa SAB in Mexico catching the Treasury move. On the negative side, Brazil Telecom (no longer held at period end) exposure weighed on returns when the company filed for reorganization earlier in 2016.

After a tough end to 2015, local assets performed well during the first three quarters of 2016. Core positions in longer duration assets in Brazil and Indonesia were the largest contributors. Strategic positions in South Africa and Russia also performed well on the back of political change and a rate cutting cycle by the Central Bank of Russia. Mexico was the largest detractor, as it continued to weaken into the U.S. presidential election.

During the period, the Fund utilized derivatives. These positions added to performance.

Todd Howard, CFA

Scott Moses, CFA

Co-Portfolio Managers

Logan Circle Partners, LP

Transamerica Funds

Annual Report 2016

Transamerica Emerging Markets Debt

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016

1 Year

5 Years

10 Years or Since Inception of Class

Inception Date

Class A (POP)

6.59
%

4.85
%

4.71
%

08/31/2011

Class A (NAV)

11.86
%

5.87
%

5.70
%

08/31/2011

J.P. Morgan Emerging Markets Bond Index Global (A)

11.58
%

6.17
%

6.10
%

Class C (POP)

10.01
%

5.13
%

4.96
%

08/31/2011

Class C (NAV)

11.01
%

5.13
%

4.96
%

08/31/2011

Class I (NAV)

12.27
%

6.25
%

6.07
%

08/31/2011

Class I2 (NAV)

12.25
%

6.32
%

6.14
%

08/31/2011

Class R6 (NAV)

12.36
%

N/A

5.67
%

05/29/2015

(A) The J.P. Morgan Emerging Markets Bond
Index Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on
Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense
reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waiver and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The risks of investing in foreign securities are magnified in emerging markets. These may include risks related to market and currency volatility, adverse social and political developments, and the relativity small size and less liquidity of these markets. Debt investing is subject to credit risk and interest rate risk. Credit risks is the risk that the issuer of a bond won’t meet their payments and Interest rate risk is the risk that fluctuations in interest rates will affect the price of a bond.

Transamerica Funds

Annual Report 2016

Transamerica Emerging Markets Equity

(unaudited)

MARKET ENVIRONMENT

While the overall global economy appeared to continue to
make slow progress, emerging markets were positive over the last 12 months.

As many expected, economic indicators in China showed signs of a moderate deceleration. China’s economic transition is ongoing, and growth is likely to be nonlinear, as policymakers juggle between stimulus and structural reform. After months of devaluation, the renminbi stabilized. In September, the currency was added to the IMF Special Drawing Rights basket, which should provide further support. For now, it seems as if many of the risks, including lower gross domestic product growth rates, are priced into the Chinese market.

In Brazil, the presidential impeachment saga seemed to be nearing an end. With a new president sworn in, market focus is likely to shift toward the new administration and its ability to deliver on reform promises, though the country’s Supreme Court recently gave prosecutors a green light to preliminarily investigate President Michel Temer’s link to the corruption scandal. Strong market performance in
Brazil indicated that much of the good news has been embedded into security prices and, therefore, there is room for disappointment. From an economic perspective, the Brazilian economy shrank for the sixth quarter in a row, but investments grew for the first time since 2013 showing the first signs of a turnaround from one of the country’s deepest recessions in history.

As is almost always the case, even
in markets that are facing challenges, there will be individual companies that are thriving, and may very well be great investments now because of the cynicism around their area of the world. Perhaps now more than ever, a focus on good stock selection and solid macroeconomic risk control is critical.

It is our opinion that emerging market equities have been and continue to be an important long-term core investment from a strategic perspective. Timing the correct entry point is difficult, if not impossible.

PERFORMANCE

For the year ended October 31, 2016, Transamerica Emerging Markets Equity Class A returned 4.88%, excluding any sales charges. By comparison, its benchmark, the MSCI
Emerging Markets Index, returned 9.67%.

STRATEGY REVIEW

ClariVest Asset
Management, LLC employs a strategy of identifying and investing in the securities of firms entering or extending a fundamental growth cycle. We manage the strategy by marrying it with a disciplined approach to portfolio construction. We maintain a balanced profile of growth and value, as demonstrated by a positive exposure to recent earnings growth relative to the benchmark, as well as a positive exposure to valuation (via such measures as earnings to price) relative to the benchmark.

The Fund underperformed its benchmark for the fiscal year. On a sector basis, holdings in materials and consumer staples weighed the most, while holdings in information technology were the most significant contributors. On a country basis, holdings in Brazil and Turkey were the largest detractors, which were partially offset by positive stock selection in China.

Individual detractors included KIA Motors Corp. (“KIA”), a Korean automaker, and Dongfeng Motor Group Co., Ltd. (“Dongfeng”), a Chinese auto manufacturer. KIA drifted down as sluggish exports, a strong Korean won, and labor strife weighed on the stock, though domestic sales remained robust. Dongfeng’s sales, meanwhile, decelerated in China due in part to weaker sales in its joint venture with Peugeot.

Contributors included Taiwan Semiconductor Manufacturing Co., Ltd. (“TSMC”), the world’s largest semiconductor foundry, and Tencent Holdings, Ltd. (“Tencent”), China’s largest social media service company. TSMC reported strong profits and revenue driven by higher margins and a recovery in Apple’s iPhone sales. Tencent continued to beat earnings estimates over the year, bolstered by a surge in revenue from mobile gaming, online messaging and online advertising services.

David R. Vaughn, CFA

Stacey Nutt, PhD

Alex Turner, CFA

Priyanshu Mutreja, CFA

Co-Portfolio Managers

ClariVest Asset Management, LLC

Transamerica Funds

Annual Report 2016

Transamerica Emerging Markets Equity

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016

1 Year

10 Years or Since Inception of Class

Inception Date

Class A (POP)

(0.84
)%

(3.22
)%

04/30/2012

Class A (NAV)

4.88
%

(2.00
)%

04/30/2012

MSCI Emerging Markets Index (A)

9.67
%

0.27
%

Class C (POP)

3.28
%

(2.63
)%

04/30/2012

Class C (NAV)

4.28
%

(2.63
)%

04/30/2012

Class I (NAV)

5.30
%

(1.67
)%

04/30/2012

Class I2 (NAV)

5.41
%

(1.57
)%

04/30/2012

(A) The MSCI Emerging Markets Index
captures large and mid-cap representation across emerging markets countries.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary.
Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value
(“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of
equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. The risks of investing in foreign securities are magnified in emerging markets. These may include risks related to market and currency volatility, adverse social and political developments and the relatively small size and less liquidity of these markets.

Transamerica Funds

Annual Report 2016

Transamerica Flexible Income

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended October 31, 2016 was not completely
unlike any other 12-month period in the post-crisis era. Interest rates and growth remained low, global central banks remained unprecedentedly accommodative, and geopolitical events punctuated the grinding, but still positive, economic improvements.

In December 2015, the U.S. Federal Reserve (“Fed”) raised its Fed funds rate target for the first time since 2006, taking its first substantive step toward normalizing the stance of monetary policy since ceasing the quantitative easing program in 2014. The European Central Bank (“ECB”) and the Bank of Japan (“BoJ”), meanwhile, continued to provide monetary stimulus during the year. The ECB launched a new corporate bond purchase program in the summer, meant to ease lending conditions in the real economy and boost credit market activity. Late in the summer, the BoJ shifted gears and adopted a new policy target — the
10-year Japanese government bond yield. In both cases, these major central banks continued to innovate their policy toolkits. Much of this innovation can be attributed to a crisis of confidence that spread across global markets in the first quarter of calendar 2016, when global developed sovereign yields turned increasingly negative.

Domestically, the economic environment steadily improved. From the third quarter 2015 to the third quarter 2016, real gross domestic product accelerated from a 2.0% seasonally-adjusted annual rate to 2.9%. The labor market added approximately 2.3 million jobs at an average pace of 196,000 per month while the unemployment rate hovered around the 5% level. Goods and services prices crept higher in aggregate as the Consumer Price Index went from no year-over-year growth in September 2015 to registering 1.46% this September. Crude oil prices remained volatile, swinging from as low as $26/barrel to $51/barrel.

In the U.S. financial markets, interest rates finished the fiscal year lower, while equities and the dollar were stronger.
Corporate credit had a good year as total returns improved and spreads tightened markedly. Investors were the most challenged, perhaps, by bouts of volatility as the CBOE VIX Index was elevated around calendar year-end and slowly settled down only to surge again mid-year on the U.K.‘s vote to leave the European Union (“Brexit”).

Geopolitics were a notable headwind for investors, but also a source for opportunity. The conflict in Syria raged on as terror attacks continued in the West — from the Bataclan nightclub in Paris in November to the Brussels airport in March. A July coup attempt in Turkey unsettled markets as well. Amid this chaos, the U.S. was embroiled in a caustic and exhausting election campaign season that culminated in a vote for a new president on November 8, 2015.

PERFORMANCE

For the year ended October 31, 2016, Transamerica Flexible Income
Class A returned 4.78%, excluding any sales charges. By comparison, its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 4.37%.

STRATEGY
REVIEW

Strategically, we continued to prefer defensive interest rate positioning into periods of potential volatility. Our emphasis remained on minimizing interest rate volatility risks by focusing on spread products rather than risk-free assets, for example, while using our credit selection expertise to seek excess returns.

Interest rates generally moved lower during the year, and the Fund experienced a drag from yield-curve positioning, mainly due to being underweight duration relative to the Index at the long end of the curve. However, this was somewhat offset by exposure to the belly (middle) of the curve.

Excess carry contributions were the
primary performance driver. At the asset class level, the largest contributors were high yield, U.S. Treasuries and agency residential mortgage backed securities. The largest detractors were asset-backed securities and preferreds.

Contributions by rating were bifurcated; the underweight to the highest rating category (AAA) and overweight to the lower-rated (B and CCC) credits contributed the most, while A-rated credits were the primary detractors.

At the corporate sector level, the most positive active return contributions came from energy, capital goods and technology. The largest detractors were consumer non-cyclicals, basic industry and specific areas within the financial sector.

Brian W. Westhoff, CFA

James K. Schaeffer, Jr.

Doug Weih, CFA

Matthew Q. Buchanan

Bradley D. Doyle

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Funds

Annual Report 2016

Transamerica Flexible Income

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016

1 Year

5 Years

10 Years or Since Inception of Class

Inception Date

Class A (POP)

(0.20
)%

4.08
%

4.30
%

06/29/1987

Class A (NAV)

4.78
%

5.09
%

4.81
%

06/29/1987

Bloomberg Barclays U.S. Aggregate Bond Index (A)

4.37
%

2.90
%

4.64
%

Class B (POP)

(1.05
)%

4.04
%

4.16
%

10/01/1995

Class B (NAV)

3.95
%

4.21
%

4.16
%

10/01/1995

Class C (POP)

3.18
%

4.34
%

4.11
%

11/11/2002

Class C (NAV)

4.18
%

4.34
%

4.11
%

11/11/2002

Class I (NAV)

5.05
%

5.37
%

6.35
%

11/30/2009

Class I2 (NAV)

5.17
%

5.45
%

5.27
%

11/08/2004

Class R6 (NAV)

5.16
%

N/A

3.01
%

05/29/2015

(A) The Bloomberg Barclays U.S. Aggregate
Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on
Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (in the 1st year) for Class C shares. Shares purchased prior to
March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset
Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Interest rates
may go up, causing the value of the Fund’s investments to decline. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of a bond. Investing in bond funds entails interest rate and credit risk as well as additional risks such as high-yield/high-risk bonds and is subject to greater levels of liquidity risk. These risks are described in more detail in the prospectus.

Transamerica Funds

Annual Report 2016

Transamerica Floating Rate

(unaudited)

MARKET ENVIRONMENT

The fiscal year ending October 31, 2016 was not completely
unlike any other 12-month period in the post-crisis era. Interest rates and growth remained low, global central banks remained unprecedentedly accommodative, and geopolitical events punctuated the grinding, but still positive, economic improvements.

In December 2015, the U.S. Federal Reserve (“Fed”) raised its Fed funds rate target for the first time since 2006, taking its first substantive step toward normalizing the stance of monetary policy since ceasing the quantitative easing program in 2014. The European Central Bank (“ECB”) and the Bank of Japan (“BoJ”), meanwhile, continued to provide monetary stimulus during the period. The ECB launched a new corporate bond purchase program in the summer, meant to ease lending conditions in the real economy and boost credit market activity. Late in the summer, the BoJ shifted gears and adopted a new policy target — the
10-year Japanese government bond yield. In both cases, these major central banks continued to innovate their policy toolkits. Much of this innovation was attributed to a crisis of confidence that spread across global markets in the first quarter of calendar 2016, when global developed sovereign yields turned increasingly negative.

Domestically, the economic environment steadily improved. Year over year, real gross domestic product accelerated from a 2.0% seasonally-adjusted annual rate to 2.9% in the third quarter of 2016. The labor market added approximately 2.3 million jobs at an average pace of 196,000 per month while the unemployment rate hovered around the 5% level. Goods and services prices crept higher in aggregate as the Consumer Price Index went from no growth in September 2015 to registering 1.46% in September 2016. Crude oil prices remained volatile, swinging from as low as $26/barrel to $51/barrel.

In the U.S. financial markets, interest rates finished the fiscal year lower, while equities and the dollar were stronger. Corporate credit had a good year as total returns improved and spreads tightened markedly. Investors were the most challenged, perhaps, by bouts of volatility as the CBOE VIX index was elevated around calendar year-end and slowly settled down only to surge again mid-year on the U.K.‘s vote to leave the European Union (“Brexit”).

Geopolitics were a notable headwind for investors, but also a source for opportunity. The conflict in Syria raged on as terror attacks continued in the West — from the Bataclan nightclub in Paris last November to the Brussels airport in March. A July coup attempt in Turkey unsettled markets as well. Amid this chaos, the U.S. was embroiled in a caustic and exhausting election campaign season that culminated in a vote for a new president on November 8, 2015.

PERFORMANCE

For the year ended October 31, 2016, Transamerica Floating Rate Class A returned 5.50%, excluding any sales charges. By comparison, its benchmark, the Credit Suisse
Leveraged Loan Index, returned 6.30%.

STRATEGY REVIEW

The search for
incremental yield in a low-rate world was a fundamental driver of performance for bank loans. Stabilization in the commodity markets and a continued low default environment also attracted investors to the asset class.

Exposures to transportation, service, utilities and media/telecommunications were the largest contributors to performance at the sector level. Metals/minerals, health care and gaming/leisure were the largest detractors.

From the ratings perspective, the biggest contributions were an underweight in BBs and an overweight in Bs. The
CCC-or-below category was the largest detractor; securities in that riskier rating class rallied significantly, while the Fund, with a generally more conservative posture, held an underweight exposure.

Even though floating-rate securities can outperform fixed-rate products in a rising-rate environment, we are not anticipating the Fed will accelerate the normalization process. So, a period of low, slowly rising interest rates is likely to persist for some time. But, in as much as rates do track higher, leveraged loan investors could benefit.

John F. Bailey, CFA

Jason P. Felderman, CFA

James K. Schaeffer, Jr.

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Funds

Annual Report 2016

Transamerica Floating Rate

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016

1 Year

10 Years or Since Inception of Class

Inception Date

Class A (POP)

0.49
%

1.79
%

10/31/2013

Class A (NAV)

5.50
%

3.46
%

10/31/2013

Credit Suisse Leveraged Loan Index (A)

6.30
%

3.59
%

Class C (POP)

3.70
%

2.69
%

10/31/2013

Class C (NAV)

4.70
%

2.69
%

10/31/2013

Class I (NAV)

5.75
%

3.61
%

10/31/2013

Class I2 (NAV)

5.81
%

3.75
%

10/31/2013

(A) Credit Suisse Leveraged Loan is an
index designed to mirror the investable universe of the dollar denominated leveraged loan market.

The Fund’s benchmark is an unmanaged index used as
a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance;
future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price
(“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net
Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in
high-yield bonds (junk bonds) may be subject to greater volatility and risks as the income derived from these securities in not guaranteed. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of a bond.

Transamerica Funds

Annual Report 2016

Transamerica Global Bond

(unaudited)

MARKET ENVIRONMENT

The market environment over the past year was supportive
for global fixed income investors. Additional global monetary policy easing, with European and Japanese central banks moving deeper into negative territory and the U.S. Federal Reserve (“Fed”) remaining extremely cautious in its rate normalization path, kept rates very well supported. In addition, the Fed’s cautious stance was in contradiction with a market that was expecting more tightening and therefore the U.S. dollar weakened against most major currency pairs. The impact of these policies, along with a technically overbought U.S. dollar, saw some dramatic yearly currency moves. For example, the Japanese yen appreciated substantially followed by the next best performing G-10 (group of 10 Industrialized nations) currency the Australian dollar. Underperforming, due to more idiosyncratic factors, were the Mexican peso and the British pound. The Mexican peso suffered due to poor domestic economic performance, increasing political friction, as well as the ascendance of presidential Donald Trump as a nationalist and trade protectionist. The British pound suffered due the British people’s vote to leave the European Union (“Brexit”), which is the United Kingdom’s most significant trading partner. Rates also provided some strong total returns with 10 year bunds and long dated Japanese government bonds rallying over the year.

PERFORMANCE

For the year ended October 31, 2016, Transamerica Global Bond
Class A returned 9.73%, excluding any sales charges. By comparison, its benchmark, the Citigroup Non-U.S. Dollar World Government Bond Index, returned 7.34%.

STRATEGY REVIEW

Over the year, the Fund outperformed its benchmark. The
primary driver of returns was the U.S. dollar weakness against most major currencies over the course of the year. The portfolio had an overweight position in Canadian government bonds, New Zealand government debt and U.S. spread sensitive assets like commercial mortgage backed securities. We continued to own fixed income assets that we believe had the potential for further easing or where the yield curve was sufficiently accommodative. The bond positions mentioned above were funded by a dramatic underweight in Japanese government debt. With negative real yields in Japan and uncertain monetary policy we felt the risk/reward for investors in Japanese bonds did not warrant an allocation and as a result, we did not own any. Given the yield advantage and the larger interest rate moves in the markets mentioned above these rate positions added value throughout the year.

Detracting from returns were rate positions in Japan, where in response to additional easing of monetary policies the Japanese government bond market rallied. Brazil and Colombia, wherein rates moved significantly higher as risk reduction within emerging markets fueled capital outflows, also detracted. From a currency perspective the year has been very rewarding. The U.S. dollar sold off post the Fed adopting a slower pace of tightening than originally envisioned. Our out of index exposures in higher real rate countries such as Brazil and Indonesia significantly helped performance.

We believe there are very few attractive real yields globally outside of emerging markets. Within emerging markets, we like Mexican duration but given U.S. election uncertainty, we have refrained from adding until there is better clarity. We also like owning rates in countries where there is downward inflation momentum given years of high real rates and more stable currencies, such as Brazil, Indonesia and
Romania.

During the period, the Fund used derivatives. These positions added to performance.

Todd Howard, CFA

Scott Moses, CFA

Co-Portfolio Managers

Logan Circles Partners, LP

Transamerica Funds

Annual Report 2016

Transamerica Global Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016

1 Year

10 Years or Since Inception of Class

Inception Date

Class A (POP)

4.56
%

(1.40
)%

03/01/2014

Class A (NAV)

9.73
%

0.42
%

03/01/2014

Citigroup Non-U.S. Dollar World Government Bond Index (A)

7.34
%

(1.12
)%

Class C (POP)

7.89
%

(0.33
)%

03/01/2014

Class C (NAV)

8.89
%

(0.33
)%

03/01/2014

Class I (NAV)

9.99
%

0.67
%

03/01/2014

Class I2 (NAV)

9.87
%

0.67
%

03/01/2014

(A) The Citigroup Non-U.S. Dollar World
Government Bond Index measures the performance of fixed-rate, local currency, investment grade sovereign bonds issued by governments outside the U.S, and is comprised of sovereign debt from 22 countries that is denominated in a variety of currencies.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or
expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investments in global/international markets involve risks different from U.S. markets, such as currency fluctuations, impact from adverse social and political developments, and the relatively small size and lesser liquidity of the markets. Investments in developing or emerging markets involve greater risks than investments in developed markets. Fixed income investing is subject to credit risk, inflation risk, and interest risk.

Transamerica Funds

Annual Report 2016

Transamerica Global Equity

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended October 31, 2016 produced mundane
returns for equity investors around the globe, with the MSCI World All Country Index up 2.05%. Equity returns were well below their long-term norms and were merely in line with equity market dividend yields. Companies generally experienced their third consecutive year of virtually no earnings growth as hard-hit sectors like energy offset the more rapidly growing technology and media sectors.

Despite weak
earnings growth, equity markets were supported by a declining interest rate environment that helped rate-sensitive sectors such as utilities, consumer staples and real estate, all of which outperformed the broader Index. However, interest rates bottomed in most geographies in the wake of the United Kingdom’s vote to leave the European Union (“Brexit”). Late in the period, interest rate-sensitive sectors began to underperform as bond yields started to increase from their lows in early July.

PERFORMANCE

For the year ended October 31, 2016,
Transamerica Global Equity Class A returned (0.09)%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the MSCl All Country World Index Net and MSCI World Index ex-U.S., returned 2.05% and (1.76)%, respectively.

STRATEGY REVIEW

The Fund underperformed its primary benchmark due mostly to
stock selection in consumer discretionary and utilities. One of our long-standing investment theses has been tourism and travel as one of the few sectors likely to exhibit strong growth characteristics in a slow-growth world. However, fear of the
Zika virus and of terrorism weighed on investor sentiment in three of our holdings — Royal Caribbean Cruises, Ltd., United Continental Holdings, Inc. and Southwest Airlines Co. We believe investor concerns were misplaced. These companies generally delivered earnings in-line with expectations and their underperformance was driven by price to earnings multiples compressing to low levels. We think these three companies have strong fundamentals and that their stock prices should rebound.

The Fund’s largest detractor, Kansai Electric Power Co., Inc. in Japan, was forced by a court injunction to delay the re-start of its nuclear reactors. We expect this issue should be resolved shortly, and even without the return of use of those reactors the stock was selling for roughly nine times earnings at period end, less than half the level at which U.S. electric utilities were valued.

Relative contributors were led by the Fund’s holdings in financials and telecommunication services. Reinsurance Group of America, Inc. was our top contributor in financials, while Nippon Telegraph & Telephone Corp. led in telecommunications.

On a geographic basis, the Fund’s underexposure to the
“commodity countries” of Australia, Brazil and Canada detracted from relative performance. We believe the recoveries in those markets were overdone, and that the more compelling way to capture the potential growth and inflation from easing regulations and higher interest rates would be through financials rather than commodities, where we see abundant supplies limiting recovery in pricing. Relative contributors included our holdings in Germany and Japan.

David P. Harris, CFA

Jimmy C. Chang, CFA

Co-Portfolio Managers

Rockefeller & Co., Inc.

Transamerica Funds

Annual Report 2016

Transamerica Global Equity

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016

1 Year

5 Years

10 Years or Since Inception of Class

Inception Date

Class A (POP)

(5.59
)%

4.13
%

1.63
%

03/01/2006

Class A (NAV)

(0.09
)%

5.31
%

2.21
%

03/01/2006

MSCI All Country World Index Net (A)

2.05
%

8.03
%

3.78
%

  MSCI World Index ex-U.S.
(B)

(1.76
)%

5.02
%

1.78
%

Class B (POP)

(5.78
)%

4.34
%

1.58
%

03/01/2006

Class B (NAV)

(0.82
)%

4.51
%

1.58
%

03/01/2006

Class C (POP)

(1.81
)%

4.54
%

1.51
%

03/01/2006

Class C (NAV)

(0.82
)%

4.54
%

1.51
%

03/01/2006

Class I (NAV)

0.24
%

5.67
%

4.95
%

11/30/2009

Class R6 (NAV)

0.36
%

N/A

(2.48
)%

05/29/2015

(A) The MSCI All Country World Index Net is
a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

(B) The MSCI World Index ex-U.S. captures large and mid-cap representation across developed markets countries, excluding the U.S.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance.
Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares or 1% (in the 1st year) for
Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of
equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Investments in global/international markets involve risks not associated with U. S. markets, such as currency fluctuations, adverse social and political developments, and the relatively small size and lesser liquidity of the markets. Investments in developing markets involve greater risks than investments in developed markets.

Transamerica Funds

Annual Report 2016

Transamerica Global Long/Short Equity

(unaudited)

MARKET ENVIRONMENT

The investment environment was challenging for the Fund.
Low or no growth companies significantly outperformed as a bond investor mentality took hold of the equity market. Much of this development could be traced back to central bank policies around the world.

The U.S. Federal Reserve took a longer-than-expected pause in the current hiking cycle, causing Treasury yields to move lower. Perhaps the more dramatic moves came from the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”). The ECB increased the size of its quantitative easing program and moved deeper into negative rates, while the BoJ surprised the market by following the ECB move to negative rates. These policies forced traditional bond investors into the equity market, bringing with them a low appetite for uncertainty. Due to central bank policies, dividends and certainty of cash flows had more influence on stock performance over revenue and earnings growth.

PERFORMANCE

For the period ended
October 31, 2016, Transamerica Global Long/Short Equity Class A returned (8.80)%, excluding any sales charges. By comparison, its benchmark, the BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Average Index, returned 0.58%.

STRATEGY REVIEW

The Fund’s investment strategy is to purchase securities
that the sub-adviser believes are undervalued and sell short securities that the sub-adviser believes are overvalued. As mentioned above, this approach was not rewarded as investors sought the safety of cash over growth and positive change.

As a result, the Fund underperformed its benchmark. Factors important to the Fund’s success, including momentum and earnings yield were not rewarded. Dividend yield, as a standalone factor, had historically provided little in terms of excess return, yet, as a factor, deviated tremendously from its long-term norms and hurt the Fund’s results.

The Fund’s underperformance was across most geographies and sectors as macro flows were much more important than company-specific fundamentals over this period.

From a country perspective, the biggest detractors came from the U.S., Japan and Italy. From a sector perspective, the biggest detractors of performance were in consumer discretionary, financials and utilities.

In terms of individual contributors, the Fund’s long position in Agnico-Eagle Mines, Ltd. and Newfield
Exploration Co. were the two largest. Top detractors were ITV PLC and Mediobanca SpA.

During the period, the Fund utilized derivatives. These positions detracted from performance.

Michael Kimmel, CFA

Jung (Michael) L. Kuan, CFA

Co-Portfolio Managers

Picton Mahoney Asset Management

Transamerica Funds

Annual Report 2016

Transamerica Global Long/Short Equity

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016

10 Years or Since Inception of Class

Inception Date

Class A (POP)

(8.80
)% (A)

11/30/2015

Class A (NAV)

(8.80
)% (A)

11/30/2015

BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Average Index (B)

0.58
% (A)

Class I (NAV)

(8.60
)% (A)

11/30/2015

Class I2 (NAV)

(8.60
)% (A)

11/30/2015

(A) Not annualized.

(B) The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Average Index
represents the London interbank offered rate (“LIBOR”) with a constant 3-month average maturity.

The
Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data
presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or
expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Fund may use derivatives to hedge its investments or to seek to enhance returns. Derivatives entail risks relating to liquidity, leverage and credit that may reduce returns and increase volatility. Global long/short equity investing involves special risks including, but not limited to, political risks, currency fluctuations, illiquidity and volatility. The Fund may engage in active and frequent trading, resulting in short-term capital gains or losses that could increase an investor’s tax liability. In general shorting a security may have a higher potential loss of capital. Long/short strategies may present the opportunity for significant losses. Such strategies have the potential for heightened volatility and, in general, are not suitable for all investors.

Transamerica Funds

Annual Report 2016

Transamerica Growth

(unaudited)

MARKET ENVIRONMENT

Numerous factors contributed to market volatility in the
12-month period: decelerating economic growth in China, concerns that emerging economies might face balance sheet risks, the negative effect of lower energy prices on industrial sectors, fears of slowing economic growth in the U.S., uncertainty about the course of future U.S. Federal Reserve monetary tightening, the U.K.’s vote to leave the European Union, and anxiety about the highly-unconventional U.S. presidential election.

Risk aversion in this volatile global market environment affected how investors valued different securities. Low-volatility, high dividend-paying “safety”
stocks were significant drivers of market returns. Stocks of higher-growth companies generally underperformed.

PERFORMANCE

For the year ended October 31, 2016, Transamerica Growth Class I2 returned (1.13)%. By comparison, its benchmark, the Russell 1000® Growth Index, returned 2.28%.

STRATEGY REVIEW

Investor risk aversion hurt higher-growth (therefore higher-valuation stocks). Health care stocks faced the additional headwind of growing concerns about drug pricing.
Companies that sell innovative, high-priced drugs sold off, among them Fund holdings Regeneron Pharmaceuticals, Inc. (eye diseases, high cholesterol), Alexion Pharmaceuticals, Inc. (blood and metabolic disorders) and Vertex Pharmaceuticals, Inc.
(cystic fibrosis). We believe that the long-term fundamentals of the Fund’s biotechnology positions remain intact and that valuations underestimate the potential of pipeline drugs. Health care companies in which acquired growth plays a greater role, such as Allergan PLC, declined as regulatory changes threatened to remove many of the tax benefits of mergers between U.S. and offshore companies.

In consumer
discretionary, NIKE, Inc. declined on inventory overhang, declining average selling prices and increased competition. Amazon.com, Inc., another sector holding, benefited from continued strong execution, margin expansion, and development of a meaningfully important business opportunity in cloud infrastructure. The company continued to invest to drive unit growth in its core retail business and through the proliferation of digital commerce via the mobile market. In consumer staples, deflationary grocery prices hindered supermarket chain Kroger Co.’s (no longer held at period end) growth.

Information technology positions were solid positive
contributors to performance. Facebook, Inc. rose on impressive revenue and margins, accelerating advertising revenue growth, and strong user growth and engagement. As the company solidified its dominant position, it continued to increase its appeal to users and advertisers. Long-term growth drivers include Instagram, WhatsApp, and Messenger. Tencent Holdings, Ltd., China’s largest and most-visited internet service portal, continued to perform well fundamentally, driven by its dominant position in China’s online gaming and instant messaging markets and its growing advertising and payment service efforts.

Other technology contributors included
NVIDIA Corp. The company’s revenue, gross margin, and earnings exceeded forecasts. The company has transformed itself from a personal-computer-centric graphics provider to a company focused on key high-growth markets, where we believe it can leverage its graphics expertise to offer high-value-added solutions: gaming (where it has dominant market share), automotive, high-performance computing and cloud and enterprise. Alibaba Group Holding, Ltd. reported better-than-expected revenue, earnings, user metrics, gross merchandise value, monetization revenue, and margins. We believe Alibaba Group Holding, Ltd., with its dominant market share, offers an attractive opportunity to invest in the long-term growth of the Chinese e-commerce market. Adobe Systems, Inc. benefited from strong revenue and earnings. Best known for its Photoshop photo-editing tool and the PDF and Flash platforms, the company is transitioning its current installed base from a perpetual license model to a subscription model.

In financials, S&P Global, Inc.’s solid fundamentals reflect significant barriers to entry and substantial recurring revenue. The company provides credit ratings, benchmarks and analytics for the global capital and commodities markets.

In real estate, broadcast and wireless tower operator
American Tower Corp. benefited from several long-term drivers of tower industry growth, including the expansion of mobile data, household migration to wireless-only service, high barriers to entry, pricing power, low maintenance expenses, international expansion opportunities, and largely predictable business models with high earnings margins. As a real estate investment trust, the company pays out most of pre-tax profits to shareholders, making it particularly attractive in an environment that favored dividend-paying stocks.

Michael A. Del Balso

Blair A. Boyer

Spiros “Sig” Segalas

Co-Portfolio Managers

Jennison Associates LLC

Transamerica Funds

Annual Report 2016

Transamerica Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016

1 Year

5 Years

10 Years or Since Inception of Class

Inception Date

Class I2 (NAV)

(1.13
)%

13.25
%

8.27
%

11/15/2005

  Russell
1000® Growth Index (A)

2.28
%

13.65
%

8.22
%

Class R6 (NAV)

(1.13
)%

N/A

1.43
%

05/29/2015

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not
include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks, especially technology, can be extremely volatile and subject to greater price swings than the broader market. Equities are subject to market risk meaning that stock prices in general may decline over short or extended periods of time.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds

Annual Report 2016

Transamerica High Yield Bond

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended October 31, 2016 was not completely
unlike any other 12-month period in the post-crisis era. Interest rates and growth remained low, global central banks stayed unprecedentedly accommodative, and geopolitical events punctuated the grinding, but still positive, economic improvements.

In December 2015, the U.S. Federal Reserve (“Fed”) raised its Fed funds rate target for the first time since 2006, taking its first substantive step toward normalizing the stance of monetary policy since ceasing the quantitative easing program in 2014. The European Central Bank (“ECB”) and the Bank of Japan (“BoJ”), meanwhile, continued to provide monetary stimulus during the year. The ECB launched a new corporate bond purchase program in the summer, meant to ease lending conditions in the real economy and boost credit market activity. Late in the summer, the BoJ shifted gears and adopted a new policy target — the
10-year Japanese government bond yield. In both cases, these major central banks continued to innovate their policy toolkits. Much of this innovation was attributed to a crisis of confidence that spread across global markets in the first quarter of
2016, when global developed sovereign yields turned increasingly negative.

Domestically, the economic environment steadily improved. Year over year, real gross domestic product accelerated from a 2.0% seasonally-adjusted annual rate to 2.9% in the third quarter. The labor market added approximately 2.3 million jobs at an average pace of 196,000 per month while the unemployment rate hovered around the 5%
level. Goods and services prices crept higher in aggregate as the Consumer Price Index went from no growth in September 2015 to registering 1.46% in September 2016. Crude oil prices remained volatile, swinging from as low as $26/barrel to
$51/barrel.

In the U.S. financial markets, interest rates finished the fiscal year lower, while equities and the dollar were stronger. Corporate credit had a good year as total returns improved and spreads tightened markedly. Investors were the most challenged, perhaps, by bouts of volatility as the CBOE VIX Index was elevated around calendar year-end and slowly settled down only to surge again mid-year on the U.K.‘s vote to leave the European Union (“Brexit”).

Geopolitics were a notable headwind for investors, but also a source for opportunity. The conflict in Syria raged on as terror attacks continued in the West — from the Bataclan nightclub in Paris last November to the Brussels airport in March. A July coup attempt in Turkey unsettled markets as well. Amid this chaos, the U.S. was embroiled in a caustic and exhausting election campaign season that culminated in a vote for a new president on November 8, 2015.

PERFORMANCE

For the year ended October 31, 2016, Transamerica High Yield Bond Class A returned 6.95%, excluding any sales charges. By comparison, its benchmark, the Bloomberg
Barclays U.S. Corporate High-Yield 2% Issuer Capped Index, returned 10.16%.

STRATEGY REVIEW

This was a strong period for high yield market technicals with supportive supply and demand dynamics along with steady inflows into the asset class.

At the ratings level, security selection was the most significant performance driver, with B and CCC and below-rated credits detracting the most from performance.
Allocation decisions to different ratings were also a detractor, but being underweight BBs was a contributor in the period. In sum, however, it was B-rated credits that detracted the most.

Looking at industry allocations, the metals/mining and independent energy sectors were the most significant detractors. These were partially offset by positive contributions from positions in retail, consumer cyclical services and media/entertainment. On a security selection basis, electric utilities, health care and retail were the biggest detractors, while building materials, metals/mining and U.S.
banking provided some positive offsets. Across both the selection and allocation measures, the consumer non-cyclicals, electric and energy sectors were the largest detractors. Capital goods and communications were the largest contributors.

Kevin Bakker, CFA

Benjamin D. Miller, CFA

James K. Schaeffer, Jr.

Derek Thoms

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Funds

Annual Report 2016

Transamerica High Yield Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016

1 Year

5 Years

10 Years or Since Inception of Class

Inception Date

Class A (POP)

1.84
%

5.61
%

6.49
%

06/14/1985

Class A (NAV)

6.95
%

6.65
%

7.01
%

06/14/1985

Bloomberg Barclays U.S. Corporate High-Yield 2% Issuer Capped Index (A)

10.16
%

7.17
%

7.69
%

Class B (POP)

1.18
%

5.64
%

6.39
%

10/01/1995

Class B (NAV)

6.18
%

5.80
%

6.39
%

10/01/1995

Class C (POP)

5.34
%

5.88
%

6.29
%

11/11/2002

Class C (NAV)

6.34
%

5.88
%

6.29
%

11/11/2002

Class I (NAV)

7.33
%

6.94
%

7.98
%

11/30/2009

Class I2 (NAV)

7.43
%

7.04
%

7.48
%

11/08/2004

Class R6 (NAV)

7.43
%

N/A

2.90
%

05/29/2015

(A) The Bloomberg Barclays U.S. Corporate
High-Yield 2% Issuer Capped Index is an issuer-constrained measurement of the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The exposure of each issuer is limited to 2% of the total market value of the index.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (in the 1st year) for Class C shares. Shares purchased prior to
March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset
Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Interest rates
may go up, causing the value of the Fund’s investments to decline. Changes, in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of a bond. Investing in high-yield bond funds (junk bonds) may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable and the value of these securities tends to decline when interest rates increases.

Transamerica Funds

Annual Report 2016

Transamerica High Yield Muni

(unaudited)

MARKET ENVIRONMENT

Municipals continued to reward investors with relatively
steady performance during the fiscal year, which was marked by periodic high volatility and low interest rates. Throughout the period, we saw a flatter yield curve, as risk compensation hovered around 2008 lows indicating a discounted threat of inflation. An unexpected result of the U.K. referendum to leave the European Union (“Brexit”) sent 10-Year Treasuries to a low of 1.36% in July. This led many investors to believe the U.S. Federal Reserve (“Fed”) would not raise the Fed funds rate due to the fallout from Brexit. Heading towards the end of the third quarter of 2016, the municipal curve steepened as heavy supply and positive economic data was released. The front end cheapened substantially as one-year municipals on a relative basis yielded about 110% of Treasuries making them attractive, in our view.

We saw a record supply during the period, as municipalities
took advantage of refinancing and sought to bring deals to market before rates rise. Total municipal supply was up 11% at period end. Issuance in October was the highest in 30 years at $54 billion, reflecting issuers pricing deals ahead of the U.S.
presidential election. Because of the heavy supply, munis exhibited compelling value according to our analysis. Supply and demand dynamics supported muni pricing throughout the fiscal year. Taxes are high and munis are the only tax-exempt asset class available, which we believe should support demand.

In all market environments, we remain selective in the credits we purchase. We have focused on security section, sector selection and credit research to reinforce performance. The Fund has taken advantage of dislocated maturity bands by reoffering many positions in the secondary market for opportunistic trades. At times, the Fund may be overweight or underweight specific maturities, states or issuers due to market conditions.

PERFORMANCE

For the year ended October 31, 2016, the Transamerica High Yield Muni Class A returned 6.72%, excluding any sales charges. By comparison, its benchmark, the Bloomberg
Barclays High Yield Municipal Bond Index, returned 8.61%.

STRATEGY REVIEW

We have generally preferred higher quality credits. Credit spreads remained historically tight, and the Bloomberg Barclays High Yield Index carried a lower rating at
B1/B2. The Bloomberg Barclays High Yield Municipal Index Yields versus Investment Grade Municipal Index Yields tightened over 100 basis points during the last quarter of the fiscal year. Our underweight duration positioning and higher credit quality were factors that led to the Fund’s underperformance. Our holdings of insured bonds did not fully capture the credit tightening throughout the High Yield Index. With that said, we focused on selling weaker credits at attractive levels and picking yields in other quality names.

During the last year, the Fund was overweight California and Illinois, which contributed to performance. California’s high tax rates continue to support strong in-state demand. Demand combined with the state’s dynamic and powerful economy, the sixth largest economy globally, continued to offer what we believed to be many attractive investment opportunities. On the opposite end of the spectrum, Illinois offered compelling value in higher yields due in part to pension shortfalls and budget concerns. We believe Illinois will have the political resolve necessary to make revenue adjustments. State weightings are constantly being re-evaluated as the market evolves and are dependent on where we can find value along the curve.

Tobacco bonds were one of the top performing
sectors led by Ohio Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, as lower quality credit spreads remained tight. We also saw strong performance from longer-dated, multifamily-housing projects.

Matthew Dalton

Portfolio Manager

Belle Haven Investments, L.P.

Transamerica Funds

Annual Report 2016

Transamerica High Yield Muni

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016

1 Year

10 Years or Since Inception of Class

Inception Date

Class A (POP)

3.21
%

8.81
%

07/31/2013

Class A (NAV)

6.72
%

9.93
%

07/31/2013

Bloomberg Barclays High Yield Municipal Bond Index (A)

8.61
%

6.76
%

Class C (POP)

5.12
%

9.35
%

07/31/2013

Class C (NAV)

6.12
%

9.35
%

07/31/2013

Class I (NAV)

6.96
%

10.14
%

07/31/2013

Class I2 (NAV)

N/A

(1.47
)% (B)

09/30/2016

(A) The Bloomberg Barclays High Yield
Municipal Bond Index is comprised of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year.

(B) Not annualized.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on
Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 3.25% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Municipal bond prices can rise or fall depending on interest rates. Interest rates may go up, causing the value of the
Fund’s investments to decline. All municipal bonds carry credit risk that the issuer will default or be unable to make timely payments of interest and principal. Generally, lower rated bonds carry more credit risk. High-yield bond (junk bonds)
funds may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable and the value of these securities tends to decline when interest rates increases. The Fund is classified as
“non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the Fund invests its assets in fewer issuers, the Fund will be more susceptible to negative events.

Transamerica Funds

Annual Report 2016

Transamerica Income & Growth

(unaudited)

MARKET ENVIRONMENT

Global markets reflected a series of dramatic changes in
sentiment over the 12 months ending October 31, 2016. While U.S. and foreign stocks generally moved together, domestic stocks outperformed for the seventh consecutive fiscal year. Stocks fell sharply early in the period, as oil prices continued
their decline and U.S. bond yields moved abruptly lower. Worries about the health of the global economy generally, and renewed concerns over the U.S. labor market in particular, were among the factors pressuring stocks early in the period.

In February, however, stocks, commodity prices (including oil) and bond yields bottomed. U.S. and global equity markets rallied through early June before a sharp, but brief sell-off in the wake of Great Britain’s vote to leave the European Union (“Brexit”). Global equities moved higher again, reaching their peak for the year in late summer/early fall.

Traditional high-yielding equities, including utilities and consumer staples, were among the best performing stocks in the first half of the fiscal year. This was particularly the case in the U.S. where the telecommunication services and utilities sectors outperformed the broader market by a wide margin. This enthusiasm for so-called defensive names likely reflected concerns over domestic and global economic activity, as well as the ongoing profits recession in the U.S. In the second half, investors shifted away from defensive sectors, as technology stocks were by far the best performers and the winning sectors from the first half lagged far behind.

PERFORMANCE

For the year ended October 31, 2016, Transamerica Income
& Growth Class A returned 2.89%, excluding any sales charges. By comparison, its benchmark, the MSCl All Country World Index Gross, returned 2.64%.

STRATEGY
REVIEW

The Fund seeks to achieve its objective by investing globally in a range of securities, primarily equities with market capitalization in excess of $750 million, which provide current income combined with the potential for capital appreciation.

The Fund outperformed its benchmark over the fiscal year led by its holdings and overweight in real estate investment trusts (“REITs”). Holdings in consumer staples and telecommunication services also contributed. Relative detractors were led by the Fund’s holdings and overweight in energy.

Given their significant appreciation, REITs were reduced by approximately half later in the period. We also reduced our holdings in telecommunications due to valuation concerns. We added to health care and technology companies, which offered slightly lower yields than our typical investments, but we believed these high-quality companies offered attractive valuations and growth profiles.

Individual contributors were led by consumer staples holdings Marine Harvest ASA and Thai Beverage PCL. Marine Harvest ASA is a Norwegian-based integrated fish producer, raising primarily Atlantic salmon. Thai Beverage PCL produces and distributes a wide range of beer and spirits in Southeast Asia. Both companies are dominant players in their respective markets, and continued to offer attractive prospects for organic growth, in our view.

Ship Finance International, Ltd. (no longer held at period end), a large ship-owning company with investments in several categories of ocean-faring vessels and oil rigs, was the Fund’s largest individual detractor followed by Blackstone Group, LP (no longer held at period end), one of the world’s largest financial services providers.

Regionally, the U.S. was the greatest contributor due to solid performance from U.S. stocks. Western Europe was the greatest detractor from returns, largely due to negative returns from U.K. stocks.

William R. Andersen, CFA

Jeff
Middleswart

Co-Portfolio Managers

Ranger International Management,
LP

Transamerica Funds

Annual Report 2016

Transamerica Income & Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016

1 Year

10 Years or Since Inception of Class

Inception Date

Class A (POP)

(2.79
)%

1.42
%

10/31/2012

Class A (NAV)

2.89
%

2.86
%

10/31/2012

MSCI All Country World Index Gross (A)

2.64
%

8.47
%

Class C (POP)

1.12
%

2.11
%

10/31/2012

Class C (NAV)

2.10
%

2.11
%

10/31/2012

Class I (NAV)

3.28
%

3.13
%

10/31/2012

Class I2 (NAV)

3.15
%

3.20
%

10/31/2012

(A) The MSCI All Country World Index Gross
is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on
Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense
reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

REITs are subject to a number of highly technical tax-related rules and requirements; and the failure to qualify as a
REIT could result in corporate-level taxation, significantly reducing the return on an investment to the Fund. Investments in MLPs involve risks that differ from investments in corporate issuers, including risks related to limited control, cash flow risks, dilution risks and risks related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price. ADRs involve the same risk as foreign securities including currency fluctuations, adverse social and political developments, and relatively small size and lesser liquidity of the markets. Dividend income may vary depending on market performance and is not guaranteed. A company’s future ability to pay dividends may be limited.
Investments in global/international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments, and the relatively small size and lesser liquidity of the markets. Investing in high-yield securities may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable and the value of these securities tends to decline when interest rates increases.

Transamerica Funds

Annual Report 2016

Transamerica Inflation Opportunities

(unaudited)

MARKET ENVIRONMENT

In the first three months of the period, global inflation
continued a decline from the previous year, as oil prices still struggled under supply and demand concerns and following the December rate hike by the U.S. Federal Reserve (“Fed”). The Bank of Japan rate cut in late January and the
European Central Bank announcement of additional stimulus in early February helped stabilize oil prices and inflation expectations by mid-February. The Fed’s March reduction of forecasted rate hikes cleared the way for a rally in oil prices, which boosted inflation expectations and risk asset prices across the globe. That rally stalled in June, when a stunningly weak U.S. jobs report early in the month raised doubts as to the prospects for U.S. domestic inflationary pressure.

The pullback in oil prices and inflation expectation was driven further by the decision in June of the U.K. to leave the European Union (“Brexit”). U.K.
linkers rallied tremendously in the two months following Brexit, aided by declining gilt yields, a weaker pound and expectation of increased Bank of England stimulus. Improving economic conditions and an uptick in inflation across the developed markets saw nominal rates increase faster than breakeven rates, weighing on inflation protected securities, during the last few weeks of the period.

The credit
sector outperformed the Treasury sector, as the relative dovishness of central banks and marginally improving economic indicators supported spread assets. Commodity-related issuers outperformed, spurred by a stabilization and appreciation of commodity prices and a correction from the underperofmance during the previous 12 months. Financials lagged industrials, as low and negative rates continued to weigh on profit margins and specific banks dealt with idiosyncratic events, weighing on the broader sector.

PERFORMANCE

For the year ended October 31, 2016,
Transamerica Inflation Opportunities Class A returned 4.39%, excluding any sales charges. By comparison, its benchmark, the Bloomberg Barclays Global Inflation-Linked Bond Index, returned 2.88%.

STRATEGY REVIEW

With foreign exchange markets volatile during the period, our decision to reduce foreign exchange risk contributed to performance. The biggest contributor was our underweight in the pound, which suffered considerably from the Brexit referendum in late June. The Fund’s underweight in euro also contributed to performance, but was offset by a negative contribution from our underweight in the yen.

Short-duration positioning hurt performance versus the benchmark, as rates globally declined. The Fund’s short duration at the long end of the U.K. curve was the biggest drag on performance, as Gilt yields declined substantially following Brexit. Our short duration exposures along both U.S. and European curves also detracted from performance.

The Fund’s opportunistic credit allocation contributed to excess returns versus the benchmark. The greatest contribution came from exposure to commodity-related issuers, particularly energy-related names, as the sector benefited from increasing oil prices. The Fund also maintained an overweight exposure in financials, which although they lagged industrials, contributed to outperformance versus the benchmark. We have maintained an overweight in financials due to attractive valuations, solid balance sheets, low event risk and strong liquidity. In addition, any increase in the likelihood of a Fed rate hike should support the sector due to the prospect of greater profitability. Security selection within the core allocation detracted from performance, led by our underweight in Japanese inflation-linked bonds and underweight in short-dated U.S. Treasury
Inflation-Protected Securities.

During the period, the Fund utilized derivatives. These positions detracted from performance.

Amit Agrawal

Robert A. Vanden Assem, CFA

Co-Portfolio Managers

PineBridge Investments LLC

Transamerica Funds

Annual Report 2016

Transamerica Inflation Opportunities

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016

1 Year

10 Years or Since Inception of Class

Inception Date

Class A (POP)

(0.60
)%

(1.16
)%

03/01/2014

Class A (NAV)

4.39
%

0.66
%

03/01/2014

Bloomberg Barclays Global Inflation-Linked Bond Index (A)

2.88
%

0.66
%

Class C (POP)

2.58
%

(0.10
)%

03/01/2014

Class C (NAV)

3.58
%

(0.10
)%

03/01/2014

Class I (NAV)

4.59
%

0.89
%

03/01/2014

Class I2 (NAV)

4.69
%

0.97
%

03/01/2014

Class R6 (NAV)

N/A

1.31
% (B)

07/25/2016

(A) The Bloomberg Barclays Global
Inflation-Linked Bond Index cover eleven sovereign markets, quasi-sovereign issues in the Euro market and a full credit index in sterling.

(B) Not annualized.

The Fund’s benchmark is an unmanaged index
used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past
performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering
Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares.
Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Fixed income
investing is subject to credit risk, inflation risk, and interest rate risk. Investing in high-yield (junk bonds) may be subject to greater volatility and risks as the return of principal and income derived from these securities are not guaranteed and can fluctuate based on firm profitability and economic conditions. Interest payment on inflation-related debt securities will vary as the principal and/or interest is adjusted for inflation.

Transamerica Funds

Annual Report 2016

Transamerica Intermediate Muni

(formerly, Transamerica Enhanced Muni)

(unaudited)

MARKET ENVIRONMENT

Municipals continued to reward investors with relatively steady performance during the fiscal year, which was marked by periodic high volatility and low interest rates.
Throughout the period, we saw a flatter yield curve, as risk compensation hovered around 2008 lows indicating a discounted threat of inflation. An unexpected result of the U.K. referendum to leave the European Union (“Brexit”) sent 10-Year
Treasuries to a low of 1.36% in July. This led many investors to believe the U.S. Federal Reserve (“Fed”) would not raise the Fed funds rate due to the fallout from Brexit. Heading towards the end of the third quarter of 2016, the municipal curve steepened as heavy supply and positive economic data was released. The front end cheapened substantially as one-year municipals on a relative basis yielded about 110% of Treasuries making them attractive, in our view.

We saw a record supply during the period, as municipalities took advantage of refinancing and sought to bring deals to market before rates rise. Total municipal supply was up 11% at period end. Issuance in October was the highest in 30 years at $54 billion, reflecting issuers pricing deals ahead of the U.S. presidential election. Because of the heavy supply, munis exhibited compelling value according to our analysis. Supply and demand dynamics supported muni pricing throughout the fiscal year. Taxes are high and munis are the only tax-exempt asset class available, which we believe should support demand.

In all market environments, we remain selective in the credits we purchase. We have focused on security section, sector selection and credit research to reinforce performance. The Fund has taken advantage of dislocated maturity bands by reoffering many positions in the secondary market for opportunistic trades. At times, the Fund may be overweight or underweight specific maturities, states or issuers due to market conditions.

PERFORMANCE

For the year ended October 31, 2016,
Transamerica Intermediate Muni Class A returned 4.58%, excluding any sales charges. By comparison, its benchmark, the Bloomberg Barclays Managed Money Intermediate (1-17 Year) Index, returned 3.60%.

STRATEGY REVIEW

We continued to maintain an emphasis to higher quality
municipal debt. The Fund’s longer duration contributed to outperformance, as municipals rallied and longer bonds outperformed for most of the year. We remained nimble during the low-rate environment by looking to take advantage of market inefficiencies and a tactical approach to the yield curve. In the normal course of business, the Fund makes many of its positions available for opportunistic trading with an emphasis on active management and achieving total return.

During the last year, the Fund was overweight California and Illinois, which contributed to outperformance. California’s high tax rates continue to support strong in-state demand. Demand combined with the state’s dynamic and powerful economy, the sixth largest economy globally, continued to offer what we believed to be many attractive investment opportunities. On the opposite end of the spectrum,
Illinois offered compelling value in higher yields due in part to pension shortfalls and budget concerns. We believe Illinois will have the political resolve necessary to make revenue adjustments. State weightings are constantly being re-evaluated as the market evolves and are dependent on where we can find value along the curve.

General obligation debt and higher education-related securities were the top sector contributors; we continued to focus on the smaller deals that provided more attractive value. At the issuer level, Chicago O’Hare International Airport, Revenue Bonds and Golden State Tobacco Securitization Corp., Revenue Bonds were the top performers, as credit compression benefited these holdings in trading tighter. We saw some underperformance in “pollution control” bonds, but overall this exposure was negligible. We sold our position before spreads decompressed. Low coupon bonds on the long-end cheapened as the curve steepened into the close of the fiscal year.

Matthew Dalton

Brian Steeves

Co-Portfolio Managers

Belle Haven Investments, L.P.

Transamerica Funds

Annual Report 2016

Transamerica Intermediate Muni

(formerly, Transamerica Enhanced Muni)

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016

1 Year

10 Years or Since Inception of Class

Inception Date

Class A (POP)

1.18
%

5.35
%

10/31/2012

Class A (NAV)

4.58
%

6.23
%

10/31/2012

Bloomberg Barclays Managed Money Intermediate (1-17 Year) Index (A)

3.60
%

2.75
%

Class C (POP)

3.00
%

5.59
%

10/31/2012

Class C (NAV)

4.00
%

5.59
%

10/31/2012

Class I (NAV)

4.62
%

6.34
%

10/31/2012

Class I2 (NAV)

N/A

(1.18
)% (B)

09/30/2016

(A) The Bloomberg Barclays Managed Money
Intermediate (1-17 Year) Index is comprised of tax-exempt bonds with maturities ranging from 1 to 17 years that are rated Aa3/AA- or higher by at least two of the following statistical ratings agencies: Moody’s, S&P and Fitch.

(B) Not annualized.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on
Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 3.25% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Municipal bond prices can rise or fall depending on interest rates. Interest rates may go up, causing the value of the
Fund’s investments to decline. All municipal bonds carry credit risk that the issuer will default or be unable to make timely payments of interest and principal. Generally, lower rated bonds carry more credit risk.

Transamerica Funds

Annual Report 2016

Transamerica International Equity

(unaudited)

MARKET ENVIRONMENT

Geopolitical and macroeconomic issues buffeted equity
markets in the fiscal year ended October 31, 2016. Commodity price movements and several key elections with global implications contributed to uncertainty regarding future earnings prospects, particularly for multinational businesses. The MSCI EAFE
Index finished down (2.74)%.

Valuations have provided a smaller margin of safety, making the market more vulnerable to negative news, in our view. Continued
divergence in monetary policies and regional economic forecasts further underscore the need for disciplined stock selection. The MSCI EAFE Index was trading at 8.6 times cash flow and 14.5 times earnings expected over the next 12 months as of
October 31, 2016. We believe Thompson, Siegel & Walmsley LLC’s valuation discipline and focus on fundamentals will be rewarded in this market environment.

PERFORMANCE

For the year ended October 31, 2016, Transamerica International
Equity Class I returned (2.46)%. By comparison, its benchmark, the MSCI EAFE Index, returned (2.74)%.

STRATEGY REVIEW

The Fund outperformed its benchmark primarily due to strong stock selection in consumer staples and Japan, which offset the negative effects of underweighting the energy and real estate sectors.

Coca-Cola East Japan Co., Ltd. led our consumer staples holdings, as shares of the bottling company rallied on news it would be merging with Coca-Cola West Japan Co., Ltd. FamilyMart UNY Holdings Co., Ltd. (formerly known as FamilyMart Co., Ltd.) was also a strong performer. The convenience store franchise chain merged with grocery store UNY Group Holdings Co., Ltd. The combined entity had a well-received announcement regarding store closures and other reorganization measures related to the merger.

Our financial holdings were also key
contributors. Challenger, Ltd. was the top performer in the group. The investment management firm reported strong life annuity sales in its fiscal year results. The momentum of the firm’s fundamentals suggested that 2017 results may be better than previously expected.

In energy, crude oil prices closed the fiscal year roughly flat, but intermittent volatility resulted in substantial share price movements across the group. Eni SpA was the sole individual underperformer in the sector. The integrated oil giant reported suboptimal financial results in the first half the year and slow progress on asset disposals as the company continued to transform into a less complex, more upstream-focused business. Additionally, Eni SpA is exposed to the Italian banking system, which has been pressured while undergoing reforms.

Among real estate holdings, Savills PLC, a real estate services provider, and British Land Co. PLC, a real estate investment trust, are two London-based holdings that underperformed due to negative sentiment associated with the U.K.‘s referendum vote to leave the European Union.

In addition to Coca-Cola East Japan Co., Ltd.
and FamilyMart UNY Holdings Co., Ltd., Japan-based holdings electronics multinational Sony Corp., specialty chemical company Kuraray Co., Ltd. and technology investment holding company SoftBank Group Corp. were strong performers.

Our holdings in Europe were the largest regional detractor, with Teva Pharmaceutical Industries, Ltd. as a significant laggard. The company’s shares declined after the U.S. Patent Trial and Appeal Board invalidated patents on the company’s multiple sclerosis medication Copaxone, opening the door for generic competitors.

Brandon H. Harrell, CFA

Portfolio Manager

Thompson, Siegel & Walmsley LLC

Transamerica Funds

Annual Report 2016

Transamerica International Equity

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016

1 Year

5 Years

10 Years or Since Inception of Class

Inception Date

Class A (POP)

(8.17
)%

5.89
%

3.16
%

03/01/2011

Class A (NAV)

(2.83
)%

7.08
%

4.19
%

03/01/2011

Class C (POP)

(4.42
)%

6.39
%

3.51
%

03/01/2011

Class C (NAV)

(3.47
)%

6.39
%

3.51
%

03/01/2011

Class I (NAV)

(2.46
)%

7.49
%

3.32
%

12/18/1992

  MSCI EAFE Index
(A)

(2.74
)%

5.48
%

1.70
%

Class I2 (NAV)

(2.38
)%

7.59
%

4.68
%

03/01/2011

Class R6 (NAV)

(2.37
)%

N/A

(5.50
)%

05/29/2015

(A) The MSCI EAFE Index is a free
float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on
Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down.
Investments in global/international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments and relatively small size and lesser liquidity of the markets.

Transamerica Funds

Annual Report 2016

Transamerica International Small Cap Value

(unaudited)

MARKET ENVIRONMENT

Geopolitical and macroeconomic issues buffeted equity
markets in the fiscal year ended October 31, 2016. Global small caps rallied and retrenched several times during the year. Ultimately, the MSCI EAFE Small Cap Index Gross closed the fiscal year up 3.35%, well ahead of large cap peers.

Valuations have risen over the last several years, making the market more vulnerable to negative news. Continued divergence in monetary policies and regional economic forecasts further underscore the need for disciplined stock selection. The MSCI EAFE Small Cap Index was trading at 10 times cash flow and 15.3 times earnings expected over the next 12 months at period end. We believe our valuation discipline and focus on fundamentals will be rewarded in this market environment.

PERFORMANCE

For the year ended October 31, 2016, Transamerica International Small Cap Value Class I returned (2.48)%. By comparison, its benchmark, the MSCI EAFE Small Cap Index
Gross, returned 3.35%.

STRATEGY REVIEW

The Fund underperformed its
benchmark as negative stock selection in industrials and Japan more than offset the positive effect of our overweight in the consumer staples sector and holdings in information technology.

In industrials, companies related to logistics and transportation were the top detractors. Shares of Japanese logistics company Kintetsu World Express, Inc. tumbled after it announced higher-than-expected integration costs from a recent acquisition. Another detractor, CTT- Correios de Portugal SA (no longer held at period end), the national postal service of Portugal, missed earnings estimates several quarters in a row over the last 12 months. Northgate PLC, the largest commercial vehicle rental provider in the U.K., also saw shares drop sharply after reporting in line earnings just days after the June referendum to leave the European Union. Analysts feared that the cyclical car industry would not be able to withstand a recession but shares rebounded after published reports touted Northgate PLC’s balance sheet strength.

Financials was another sector in which the Fund lost ground. The primary detractor was Swiss asset manager GAM Holdings AG (no longer held at period end), which struggled as poor investment performance weighed on its earnings. Management also lowered profit guidance in August, putting additional pressure on the shares.

Among contributors, bottling company Coca-Cola East Japan Co., Ltd. rallied on news the company would be merging with Coca-Cola West Japan Co.

In technology, stock selection was broadly favorable, led by Eugene Technology Co., Ltd. the Korean semiconductor manufacturing equipment company’s shares rose 70%
after reporting strong growth in key divisions. Demand for production capability of 3D NAND chips, a new development with the capability to triple the capacity of memory chips skyrocketed and became a promising growth driver.

Among regions, Japan was the primary detractor. Stock selection was mainly impacted by companies whose business prospects were disadvantaged by the strengthening yen.
Kintetsu World Express, Inc. (logistics) and Kumiai Chemical Industry Co., Ltd. were prime examples; they derive substantial revenue from overseas business and were among the Fund’s worst performers. Electric Power Development Co., Ltd. was another significant detractor. The business front-loaded maintenance costs ahead of the deregulation of the Japanese electric power industry, resulting in earnings below expectations. The company’s foreign assets were also negatively impacted by the currency movement.

Brandon H. Harrell, CFA

Stedman D. Oakey,
CFA

Co-Portfolio Managers

Thompson, Siegel & Walmsley LLC

Transamerica Funds

Annual Report 2016

Transamerica International Small Cap Value

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016

1 Year

10 Years or Since Inception of Class

Inception Date

Class I (NAV)

(2.48
)%

6.27
%

01/04/2013

MSCI EAFE Small Cap Index Gross (A)

3.35
%

8.63
%

Class I2 (NAV)

(2.38
)%

6.38
%

01/04/2013

(A) The MSCI EAFE Small Cap Index Gross is
an equity index which captures small cap representation across developed markets countries around the world, excluding the U.S. and Canada.

The
Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The
performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investments in
international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments, and relatively small size and lesser liquidity of the markets. Investing in small-and medium-size companies involves greater risk than is customarily associated with more established companies. The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down.

Transamerica Funds

Annual Report 2016

Transamerica Large Cap Value

(unaudited)

MARKET ENVIRONMENT

U.S. equity markets achieved their eighth consecutive
annual gain, with the Russell 1000® Value Index up 6.37% for the year ended October 31, 2016. The driving factors that we believe are behind these persistent gains have remained fairly constant, namely accommodative policies by the U.S. Federal Reserve (“Fed”) and other central banks around the world, a corresponding very low interest rate environment, low consumer price inflation, and moderate but relatively steady growth in overall U.S. economic activity.

Some concerns to us are the continued tepid industrial economy in the U.S., the sustainability of the economic policies of the central banks and governments of China, Japan and the European Union, and the outlook for inflation and interest rates. Investors anticipate that the Fed may resume raising interest rates as soon as December, which could potentially lead to headwinds for stocks. However, should interest rates rise substantially, we believe equities may be perceived to be a better investment opportunity than bonds and therefore possess a positive bias for further advancement.

PERFORMANCE

For the year ended October 31, 2016, Transamerica Large Cap Value
Class A returned 9.83%, excluding any sales charges. By comparison, its benchmark, the Russell 1000® Value Index, returned 6.37%.

STRATEGY REVIEW

We pursue an intensive fundamental research strategy to
identify individual investment ideas using a bottom-up stock selection process. Our strategy primarily emphasizes companies that we believe possess leading competitive positions, strong balance sheets, healthy free cash flows that investor-oriented managements will use to enhance shareholder value, and prospects for catalysts that can propel stock prices higher in the near-to-intermediate term. Additionally, as contrarian investors, we typically seek companies that are down in price or have significantly underperformed the market averages, thus avoiding momentum plays.

The Fund substantially outperformed its benchmark during the 12-month period. Our strong outperformance during this period came primarily from stock selection but also benefited from sector weighting.

The top two contributors to performance were
specialty glass manufacturer Corning, Inc. and semiconductor equipment company Applied Materials, Inc. Corning, Inc. was purchased when its valuation was depressed due in part to soft demand and pricing for display glass. The stock price rebounded as demand and pricing firmed and the company used its substantial free-cash generation for an aggressive share repurchase program. Late in the fiscal year, we exited the position as we felt it no longer had a compelling valuation. Applied Materials,
Inc. stock was purchased for its attractive valuation, strong cash generation and expectations of a favorable multi-year product cycle, cost cutting and new product introductions. As the stock appreciated, we reduced the position, but still saw further upside as the story continued to play out.

Among the top detractors was domestic energy producer and pipeline company Williams Cos., Inc. In mid-2015,
Williams Cos., Inc. received an attractive acquisition offer from Energy Transfer Equity, LP. However, both stocks subsequently sold off sharply as oil and gas prices fell and credit markets deteriorated. We sold the Williams Cos., Inc. position when doubts arose as to whether the acquisition would be consummated, which eventually it was not.

In general, corporate profitability and cash generation are
strong for many companies, and we continue to find attractive investment ideas that can deliver superior relative performance.

John Levin

Jack Murphy

Co-Portfolio Managers

Levin Capital Strategies, L.P.

Transamerica Funds

Annual Report 2016

Transamerica Large Cap Value

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016

1 Year

5 Years

10 Years or Since Inception of Class

Inception Date

Class A (POP)

3.78
%

13.10
%

11.62
%

11/15/2010

Class A (NAV)

9.83
%

14.39
%

12.68
%

11/15/2010

  Russell
1000® Value Index (A)

6.37
%

13.31
%

11.89
%

Class C (POP)

8.03
%

13.61
%

11.92
%

11/15/2010

Class C (NAV)

9.00
%

13.61
%

11.92
%

11/15/2010

Class I (NAV)

10.14
%

14.77
%

13.07
%

11/15/2010

Class I2 (NAV)

10.25
%

14.87
%

13.18
%

11/15/2010

Class R6 (NAV)

10.25
%

N/A

5.92
%

05/29/2015

(A) The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an undervalued stock is actually appropriately priced. The Fund may be more concentrated than that of a more diversified fund, subjecting it to greater fluctuation and risk.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds

Annual Report 2016

Transamerica Mid Cap Growth

(unaudited)

MARKET ENVIRONMENT

Growth in the U.S. for the first half of 2016 was at best
moderate, but appeared to increase during the third quarter. Consumer spending, which continued to be the largest contributor to economic gross domestic product (“GDP”) growth, increased along with tightening in the labor market over the fiscal year. There was some increase in household wealth. Both wage growth and employment increased but at a moderate pace. Capital spending continued to be challenged due to the slower pace of global growth. U.S. GDP growth suffered as a result of the large reduction in capital expenditures within the energy sector due to rebalancing global energy markets. The Organization of the Petroleum Exporting Countries (“OPEC”) held a number of meetings to address the imbalance within the energy sector of available supply and on-going demand. Some of these discussions included potential production cuts by member countries, but no solid action occurred. With energy-related activity a material component, the level of industrial production remained weak.

Globally, developed world economies continued to pursue accommodative monetary policies while emerging economies, which in general have growth rates greater than mature economies, continued to slow. Global economic growth remains uncertain and subject to a number of policy and macro issues. While there are growth opportunities as a result of the low level of interest rates and increased levels of liquidity, uncertainties remained due to a new U.S. president and unknown potential policy actions.

PERFORMANCE

For the year ended October 31, 2016, Transamerica Mid Cap Growth Class A returned 0.62%, excluding any sales charges. By comparison, its benchmark, the Russell Midcap® Growth Index, returned 0.40%.

STRATEGY REVIEW

Stock selection in the energy, health care, materials, consumer staples and financials sectors positively impacted relative performance, partially offset by negative stock selection in the consumer discretionary, industrials and technology sectors. Sector allocation also contributed, led by an overweight position in technology and an underweight in consumer discretionary, while an overweight health care weighed moderately.

Top contributors to performance included Whitewave Foods Co. (no longer held at period end), B/E Aerospace, Inc., F5 Networks, Inc., EQT Corp. (no longer held at period end) and Micron Technology, Inc. In consumer discretionary, Whitewave Foods Co. reported a strong first quarter and raised guidance for the year. The company continued to have one of the strongest growth profiles among the food stocks, which as a group was very strong due to strong investor demand for low-volatility industry groups and merger and acquisition activity.

In the industrials
sector, B/E Aerospace, Inc. continued to benefit from a combination of strong order backlog for new commercial airplanes combined with robust demand for after-market retrofits of existing aircraft. This backdrop allowed the company to report second quarter earnings that exceeded expectations, driving its stock higher.

In the information technology sector, F5 Networks, Inc. posted a good fourth quarter 2015, and investors began to look forward to a refresh of the company’s product portfolio in second quarter 2016. Historically, new product cycles have driven accelerating revenue growth for F5.

In the energy sector, EQT Corp. performed very well in the first half of 2016 after a very difficult 2015. Sentiment in oil and gas is the primary driver, and we think
EQT Corp. is a very well positioned company. In the information technology sector, Micron Technology, Inc. is a leading provider of memory semiconductors. The Fund used weakness in the stock to initiate a position at a valuation near book value, which has historically been an attractive entry point. The stock performed well since purchase as memory prices firmed.

Top detractors included Acadia Healthcare
Co., Inc., Signet Jewelers, Ltd., BorgWarner, Inc. (no longer held at period end), JetBlue Airways Corp. and Mylan NV. In health care, we established a position in Acadia Healthcare Co., Inc., a leader in behavioral health services such as psychological care and addiction treatment. We believe antitrust concerns associated with the company’s recent acquisition of a large U.K.-based behavioral practice created an attractive entry point. Behavioral health is an underserved market with significant secular tailwinds, including a more conducive funding environment.

In consumer discretionary, Signet Jewelers, Ltd.’s stock continued to be weak, especially after disappointing second quarter results and reduced fiscal year 2017 same-store sales guidance. However, the company announced that Leonard Green Partners, a retail-focused private equity firm, took an approximate 10 percent stake. We continued to view the company’s valuation as attractive. Also in consumer discretionary, BorgWarner, Inc. was hit by a number of negative items, including poor communication and guidance, slowing auto production in China and the
Volkswagen emissions scandal.

In the industrials sector, JetBlue Airways Corp. reported a solid third quarter and, more importantly, had positive commentary regarding unit revenue outlook for the coming quarter. Unit revenue trends are the single largest factor holding back valuations for airlines broadly. In health care, Mylan NV’s stock was weak during first quarter 2016 due to a poor environment for pharmaceutical and biotechnology stocks as well as an announced acquisition of Meda AB, as investors questioned the significant premium paid to acquire the company. We continued to view Mylan NV’s stock as attractively valued.

Quantum Capital Management’s research team is continually evaluating companies with an emphasis on defining a path toward value creation, productive uses of capital, niche leaders and favorable industry macro factors. Security selection includes internally generated valuations with stock-specific catalysts.

Howard Aschwald,
CFA

Timothy Chatard, CFA

Co-Portfolio Managers

Quantum Capital Management

Transamerica Funds

Annual Report 2016

Transamerica Mid Cap Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016

1 Year

10 Years or Since Inception of Class

Inception Date

Class A (POP)

(4.91
)%

2.77
%

10/31/2013

Class A (NAV)

0.62
%

4.72
%

10/31/2013

  Russell
Midcap® Growth Index (A)

0.40
%

6.42
%

Class C (POP)

(1.18
)%

3.91
%

10/31/2013

Class C (NAV)

(0.18
)%

3.91
%

10/31/2013

Class I (NAV)

0.88
%

4.99
%

10/31/2013

Class I2 (NAV)

1.05
%

5.11
%

10/31/2013

(A) The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Returns on growth stocks may not move in tandem with return on other categories of stocks or the market as a whole.
Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors
“value” stocks. Investing in small and medium-sized companies involves greater risk than is customarily associated with more established companies. The securities of small and mid-capitalization companies are subject to higher volatility than larger, more established companies.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds

Annual Report 2016

Transamerica Mid Cap Value Opportunities

(unaudited)

MARKET ENVIRONMENT

U.S. equity markets were driven by the fragile economic
recovery coupled with investor concerns about the U.S. Federal Reserve’s (“Fed”) debate on the appropriate timing of an interest rate hike and the contentious presidential election. Global issues further exacerbated the situation with the unexpected outcome of Great Britain’s vote to leave the European Union (“Brexit”) in June and continued concerns of the global impact from slowing growth in China. Despite a noisy macroeconomic backdrop, equity valuations remained high and the Russell Midcap® Value Index posted a robust 7.84% return for the fiscal year.

Valuations have
risen significantly over the last three years, making the market more vulnerable to negative news like a more hawkish Fed and difficulties in emerging markets. The markets continue to be driven significantly by headline noise and the global market outlook. A number of themes played out at different times throughout the year, perhaps most notably the search for yield in the current low interest rate environment. We believe our valuation discipline and focus on fundamentals will be rewarded in this market environment.

PERFORMANCE

For the year ended October 31,
2016, Transamerica Mid Cap Value Opportunities Class A returned 7.72%, excluding any sales charges. By comparison, its benchmark, the Russell Midcap® Value Index, returned 7.84%.

STRATEGY REVIEW

Though the Fund underperformed the benchmark slightly, the
majority of the nine Russell economic sectors generated positive relative returns. The utilities sector was the top contributor. Most of our utilities stocks contributed positively, given that investors were attracted to the consistent earnings growth and dividends provided by the group. Our stock selection was the biggest driver, as we benefited from the buyout of Talen Energy Corp., an independent electrical power producer, as well as double-digit returns in a variety of other electricity, natural gas and water utility providers. The financial services sector was also a top contributor on both stock selection and underweight positioning. Our top performing stocks were mortgage real estate investment trust
(“REIT”) Annaly Capital Management, Inc., as well as several property and casualty insurers. Within financial services, we continued to be underweight both banks and REITs due to a lack of positive catalysts and good risk-reward potential.

The consumer discretionary and materials & processing sectors were the largest detractors from relative return. In consumer discretionary Fossil Group, Inc., a watchmaker, and Bed Bath & Beyond, Inc., a home goods retailer, had the largest negative impact. Both companies are facing slowing demand in their respective markets and increasingly competitive environments. In materials/processing, the negative relative return was primarily a function of being underweight a sector that outperformed significantly, and we had no exposure to the rally in gold, steel and copper.

Brett P. Hawkins, CFA

Portfolio Manager

Thompson, Siegel & Walmsley LLC

Transamerica Funds

Annual Report 2016

Transamerica Mid Cap Value Opportunities

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016

1 Year

10 Years or Since Inception of Class

Inception Date

Class A (POP)

1.81
%

6.75
%

04/30/2014

Class A (NAV)

7.72
%

9.18
%

04/30/2014

  Russell
Midcap® Value Index (A)

7.84
%

5.89
%

Class C (POP)

5.87
%

8.39
%

04/30/2014

Class C (NAV)

6.87
%

8.39
%

04/30/2014

Class I (NAV)

8.00
%

9.49
%

04/30/2014

Class I2 (NAV)

8.12
%

9.56
%

04/30/2014

Class R6 (NAV)

N/A

0.00
% (B)

07/25/2016

(A) The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe.

(B) Not annualized.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on
Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in mid-sized companies involves greater risk than is customarily associated with more established companies.
The securities of mid-sized companies are subject to higher volatility than larger, more established companies. The prices of securities the sub-adviser believes are undervalued many not appreciate as anticipated or may go down. Value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an undervalued stock is actually appropriately priced.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds

Annual Report 2016

Transamerica MLP & Energy Income

(unaudited)

MARKET ENVIRONMENT

After a tumultuous start to the fiscal year and an equally
acute recovery, the Master Limited Partnerships (“MLP”) market began to stabilize in light of the recent decoupling of MLP and crude oil prices. The oil price crash and the capital markets freeze of 2015 and early 2016 distorted the stability of most MLP assets. Since then, MLPs have prudently managed their businesses by lowering costs and reducing capital expenditure budgets where appropriate, all of which have largely shielded MLPs from volatile oil price swings. The market appeared to be more comfortable with the volatility in crude prices, a sign that investors are beginning to understand that crude oil is the least important commodity for MLPs and instead appeared more focused on large yields and stabilizing outlooks.

While performance for the broader MLP market was modestly negative for the fiscal year, results were driven more by company-specific fundamentals and less by macro sentiment. Low-yield, high-growth companies generally underperformed as the “risk-on” trade appeared back in vogue. The end of the fiscal year was very significant for many large-cap MLPs, as top performers were the beneficiaries of attractive valuations and positive announcements. These announcements combined with better and more consistent than expected earnings results and stable-to-rising distributions were supportive of the sector. Additionally, the tone from management teams was less cautious than earlier in the year as MLPs continued to prudently manage their businesses by lowering costs and reducing capital expenditure budgets where appropriate.

Equity and debt capital markets were trending significantly below issuance levels prior to the downturn, but capital access improved substantially relative to late 2015 and early 2016. Merger and acquisition activity also remained encouraging; MLPs have clearly realized that mergers and acquisitions may be necessary to backfill growth as the environment for new pipeline construction is becoming increasingly challenging.

PERFORMANCE

For the year ended October 31, 2016,
Transamerica MLP & Energy Income Class A returned (0.87)%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica MLP &
Energy Income Blended Benchmark (“Blended Benchmark”), returned 4.51% and 2.93%, respectively.

The Blended Benchmark is comprised of the Alerian MLP Index
(50)% and the Bloomberg Barclays Investment Grade Credit Index (50)%.

STRATEGY REVIEW

While company fundamentals remained strong, we continued to manage cash levels prudently in order to manage fund flows and invest capital opportunistically. Performance dispersion among MLP sub-sectors was broadly distributed during the fiscal year. While upstream, variable pay and shipping/offshore MLPs posted the worst sub-sector returns, the best relative performance was delivered by the coal, gathering/processing, and gas transportation/storage sub-sectors. Fund performance was most aided by underweighting higher-volatility securities in gathering/processing and shipping/offshore services, while it was most challenged by its general partner and midstream C-Corp holdings.

In terms of individual contributors and detractors from performance, the largest contributors to performance were equity investments in ONEOK Partners, LP and Spectra Energy Corp. ONEOK Partner, LP continued to deliver strong performance despite a challenging commodity price environment, as the company benefited from strong drilling activity in Oklahoma. Spectra
Energy Corp. rallied on the announcement of a $30 billion merger with Enbridge, Inc. that created the largest energy infrastructure company in North America at a combined enterprise value of $127 billion.

The largest individual detractors were Williams Cos., Inc. and Kinder Morgan, Inc. Williams Cos., Inc. suffered as a result of a failed merger attempt with Energy
Transfer Partners, LP and resulting board member fallout that was further exacerbated by Enterprise Products Partners, LP’s subsequent withdrawal of its indication of interest regarding a potential merger. Kinder Morgan, Inc. lagged primarily from the lowering of its 2016 earnings guidance that is expected to slow their process to deliver its balance sheet and improve cash flow.

The Fund used derivatives
only in a covered call writing strategy with the aim of generating additional income and potentially reducing portfolio-level volatility. They contributed positively to the Fund’s return during the period.

John C. Frey

Portfolio Manager

Kayne Anderson Capital Advisors, L.P.

Transamerica Funds

Annual Report 2016

Transamerica MLP & Energy Income

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016

1 Year

10 Years or Since Inception of Class

Inception Date

Class A (POP)

(6.30
)%

(6.23
)%

04/30/2013

Class A (NAV)

(0.87
)%

(4.71
)%

04/30/2013

S&P 500® (A)

4.51
%

10.88
%

Transamerica MLP & Energy Income Blended Benchmark (B) (C) (D)

2.93
%

(0.80
)%

Class C (POP)

(2.74
)%

(5.45
)%

04/30/2013

Class C (NAV)

(1.79
)%

(5.45
)%

04/30/2013

Class I (NAV)

(0.68
)%

(4.47
)%

04/30/2013

Class I2 (NAV)

(0.45
)%

(4.35
)%

04/30/2013

(A) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica MLP & Energy Income Blended Benchmark is composed of the following benchmarks: 50% Alerian MLP Index and 50% Bloomberg Barclays Investment Grade Credit Index.

(C) The Alerian MLP Index is a composite of the 50 most prominent energy Master Limited Partnerships (“MLPs”) that provides investors with an unbiased, comprehensive benchmark for this asset class.

(D) The
Bloomberg Barclays Investment Grade Credit Index is comprised of the Bloomberg Barclays U.S. Corporate Index, which measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate bond market, as well as a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities.

The Fund’s benchmarks are unmanaged indices used as a
general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price
(“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net
Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in
MLPs involve risks related to limited control, cash flow changes, dilution risks and risk linked to the general partner’s right to require unit holders to sell their common units at an undesirable time or price. The energy industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations.

The Fund is subject to certain MLP tax risks. As the Fund is registered as a Regulated Investment Company, the Fund does not pay taxes. Changes to government regulations may impact future returns. The Fund is classified as “non-diversified”, which means it may invest a larger percentage of its assets in a smaller number of issuers or sectors than a diversified fund. To the extent the Fund invests its assets in fewer issuers, the Fund will be more susceptible to negative events affecting those issuers.

The Fund is classified as “non-diversified,” which
means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the Fund invests its assets in fewer issuers, the Fund will be more susceptible to negative events affecting those issuers.

Transamerica Funds

Annual Report 2016

Transamerica Multi-Cap Growth

(formerly, Transamerica Growth Opportunities)

(unaudited)

MARKET ENVIRONMENT

Predictable was hardly a word to describe the fiscal year. For most of it, the market struggled to post durable gains due to three overhanging factors: the U.S.
presidential elections, the U.K.‘s vote to leave the European Union (“Brexit”) and the expectation of a U.S. Federal Reserve’s (“Fed”) potential rate increase. Furthermore, the sluggish gross domestic product growth of below three percentage points was not enough to propel the broader market out of its flattish range. A combination of low energy prices and U.S. dollar strength contributed to weak corporate profit growth and even declines in some sectors. Low interest rates drove expansion in equity market valuations overall, but corporate earnings growth will be needed from here to deliver continued positive results.

Certain sectors benefited more than others from low interest rates. With bond yields at historic lows and significant market volatility at the beginning of 2016, investors flocked to defensive sectors such as consumer staples, utilities and telecom, in a quest for yield. Other investors, anxious about the anemic growth profit afflicting most domestic companies, looked to companies with high growth rates, often with a disregard for their low profitability or high valuation.

PERFORMANCE

For the year ended October 31, 2016, Transamerica Multi-Cap Growth Class A returned (12.04)%, excluding any sales charges. By comparison, its benchmark, the Russell 3000® Growth Index, returned 2.08%.

STRATEGY REVIEW

The Fund underperformed its benchmark due to unfavorable stock selection, particularly in health care. Drug pricing and high-profile misbehavior by a few firms brought unwanted focus on the entire pharmaceutical and biotechnology sub-sector. This coincided with rising health-care costs and insurance premiums and uncertainty over the U.S. government’s priorities to exasperate sentiment. Record levels in negative sentiment translated in decade-low multiples. We continued to favor the sub-sector over those with less of a moat, for example device companies that are more vulnerable to competition and hospitals, which generally have high fixed costs and may be exposed to greater bad debt expense in the immediate future.

Consumer discretionary represented another detractor, specifically Tractor Supply Co.,
Lowe’s Cos., Inc. and Monro Muffler Brake, Inc. We continued to avoid apparel retailers, which has served the Fund well, but underestimated consumer reticence to spend in certain areas.

Information technology and industrials were the top contributors to relative return. While our technology holdings lagged the strong sector performance driven by high-growth, high-valuation stocks, they nonetheless contributed positively. We believe Apple. Inc., MasterCard, Inc., Alphabet, Inc. and Intuit, Inc. all embody good growth prospects at a reasonable valuation.

In industrials, Cummins, Inc. and Union Pacific Corp. posted strong recoveries after having lost favor in 2015. Indirect exposure to oil and a stronger dollar prompted the initial downturn that was greatly overdone, in our view. Focusing on a company’s inherent value regardless of short-term stock price gyrations was important during periods of heightened volatility and risk aversion.

During the period, the Fund utilized derivatives. These positions added to performance.

Michael O. Tempest

Melanie H. Peche, CFA

Co-Portfolio Managers

Alta Capital Management, LLC

Transamerica Funds

Annual Report 2016

Transamerica Multi-Cap Growth

(formerly, Transamerica Growth Opportunities)

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016

1 Year

5 Years

10 Years or Since Inception of Class

Inception Date

Class A (POP)

(16.85
)%

0.87
%

3.15
%

03/01/2000

Class A (NAV)

(12.04
)%

2.03
%

3.74
%

03/01/2000

  Russell
3000® Growth Index (A)

2.08
%

13.47
%

8.11
%

Class B (POP)

(16.67
)%

1.08
%

3.16
%

03/01/2000

Class B (NAV)

(12.78
)%

1.19
%

3.16
%

03/01/2000

Class C (POP)

(13.42
)%

1.27
%

3.03
%

11/11/2002

Class C (NAV)

(12.64
)%

1.27
%

3.03
%

11/11/2002

Class I (NAV)

(11.71
)%

2.49
%

7.08
%

11/30/2009

Class I2 (NAV)

(11.56
)%

2.65
%

4.50
%

11/15/2005

(A) The Russell 3000® Growth Index measures the performance of the growth sector of the broad U.S. equity market and is comprised of Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately
98% of the investable U.S. equity market.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (in the 1st year) for
Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after
2 years) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Returns on
growth stocks may not move in tandem with return on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Russell Investment Group is the
source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds

Annual Report 2016

Transamerica Multi-Managed Balanced

(unaudited)

MARKET ENVIRONMENT

Aegon USA Investment Management, LLC

The fiscal year ended October 31, 2016 was not completely unlike any other 12-month period in the post-crisis era. Interest rates and growth remained low, global central banks stayed unprecedentedly accommodative, and geopolitical events punctuated the grinding, but still positive, economic improvements.

In December 2015, the U.S. Federal Reserve (“Fed”) raised its Fed funds rate target for the first time since 2006, taking its first substantive step toward normalizing the stance of monetary policy since ceasing the quantitative easing program in 2014. The European Central Bank (“ECB”) and the Bank of Japan (“BoJ”), meanwhile, continued to provide monetary stimulus during the period. The ECB launched a new corporate bond purchase program in the summer, meant to ease lending conditions in the real economy and boost credit market activity. Late in the summer, the BoJ shifted gears and adopted a new policy target — the
10-year Japanese government bond yield. In both cases, these major central banks continued to innovate their policy toolkits. Much of this innovation was attributed to a crisis of confidence that spread across global markets in the first quarter of 2016, when global developed sovereign yields turned increasingly negative.

Domestically, the economic environment steadily
improved. Year over year, real gross domestic product accelerated from a 2.0% seasonally-adjusted annual rate to 2.9% in the third quarter. The labor market added approximately 2.3 million jobs at an average pace of 196,000 per month while the unemployment rate hovered around the 5% level. Goods and services prices crept higher in aggregate as the Consumer Price Index went from no growth in September 2015 to registering 1.46% in September 2016. Crude oil prices remained volatile, swinging from as low as $26/barrel to $51/barrel.

In the U.S. financial markets, interest rates finished the fiscal year lower, while equities and the dollar were stronger.
Corporate credit had a good year as total returns improved and spreads tightened markedly. Investors were the most challenged, perhaps, by bouts of volatility as the CBOE Volatility Index was elevated around calendar year-end and slowly settled down only to surge again mid-year on the U.K.‘s vote to leave the European Union (“Brexit”).

Geopolitics were a notable headwind for investors, but also a source for opportunity. The conflict in Syria raged on as terror attacks continued in the West — from the Bataclan nightclub in Paris last November to the Brussels airport in March. A July coup attempt in Turkey unsettled markets as well. Amid this chaos, the U.S. was embroiled in a caustic and exhausting election campaign season that culminated in a vote for a new president on November 8, 2015.

J.P. Morgan Investment Management Inc.

At the beginning of the fiscal year, in November 2015, U.S. equity markets experienced the same volatility faced earlier in that year as global growth concerns re-surfaced on news of weak industrial activity in China. The strong U.S. dollar also contributed to volatility as the U.S. currency was boosted by rising expectations that the Fed would raise interest rates that December. The major nemeses of equity markets for 2015 — falling oil prices and continued strength in the U.S. dollar — would just not go away.

During the first six weeks of 2016, investor concerns about a potential U.S. recession and continued volatility in commodity prices drove equity markets lower.
Additionally, headwinds surrounding global growth and anticipation of continued oil oversupply caused Brent to reach new multiyear lows as the price per barrel fell below $30. These trends began to reverse, as markets cheered the continued weakness in the U.S. dollar and interpreted hawkish Fed signals to indicate that the U.S. economy was strong enough to endure the normalization of monetary policy. However, market optimism soon evaporated in mid-June. Growing support for Brexit began to surface and led to broadly sharper volatility, with markets selling off widely in the two days following the referendum.

Investors quickly cast aside Brexit-related fears during the last four months of the fiscal year as the S&P
500® reached an all-time high during August. Despite a minor pullback in September, the index enjoyed a gain of 3.85% during the third quarter of 2016.
Notably, market leadership began to reverse, as returns were most robust for the technology, financials and media sectors while utilities and telecommunication services were among the biggest laggards. Federal funds futures rates exhibited relatively pronounced volatility during the quarter, as heightened anticipation for a September rate hike quickly evaporated while the likelihood of a December increase firmed.

PERFORMANCE

For the year ended October 31, 2016, Transamerica
Multi-Managed Balanced Class A returned 3.57%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the S&P 500® and the Bloomberg Barclays U.S. Aggregate
Bond Index, returned 4.51% and 4.37%, respectively.

Transamerica Funds

Annual Report 2016

Transamerica Multi-Managed Balanced

(unaudited)

STRATEGY REVIEW

Aegon USA Investment Management, LLC

Strategically, we continued to prefer
defensive interest rate positioning into periods of potential volatility. The emphasis remained on minimizing interest rate volatility risks by focusing on spread products, rather than U.S. Treasuries, for example, and using credit selection expertise rather than taking on above-benchmark duration risk.

Interest rates generally moved lower during the year and the Fund experienced a drag from yield curve positioning, mainly due to being underweight duration relative to the index at the long end of the curve. However, the sub-adviser’s strategic short duration bias paid off at the front-end of the curve.

In the trailing 12-months to October 31, 2016, carry and
credit spread compression were the primary performance drivers. At the asset class level, excess performance due to security selection primarily came from U.S. Treasuries and high yield. This was somewhat offset by negative selection contributions from the investment grade sector. Allocation decisions also produced outperformance, with the largest contributions coming from investment grade credit, U.S. Treasuries and agency residential mortgage backed securities. By allocation, high yield, non-agency mortgage-backed securities and asset backed securities agency were the detractors.

Fund performance was generally led by lower rated credits. The portfolio’s high yield allocation (i.e., securities rated BB and below) drove its largest component of excess return by rating, while the portfolio’s selection in BBB rated securities was the largest detractor; though the overweight to lower-quality securities relative to what was in the benchmark added to overall performance through excess carry.

J.P. Morgan Investment Management Inc.

The Fund modestly underperformed its benchmark during the 12-month period ended October 31, 2016. The technology, media and utilities sectors added value while the pharmaceutical/medical technology, financials and industrial cyclical sectors detracted from returns.

Within the media
space, an underweight position in Walt Disney, Co. contributed to returns. Shares declined in the fourth quarter of 2015 amid a broader media selloff and concerns that television subscriber losses may be worse than expected. Additionally, downward pressures on travel demand due to the Zika scare drove shares lower over the past few months. Although we find the company’s valuation relative to its peers to be unattractive, we have recently become slightly less negative on Walt Disney, Co.
as its multiple and consensus estimates have come down. Within the semiconductors sector, owning Broadcom Corp. was also a top contributor as the merger between Broadcom Corp. and Avago Technologies, Ltd. was finalized in the first half of the portfolio’s fiscal year, which may be accretive in the short- and long-term. We continue to have conviction in our position due to the company’s diversified end-markets, strong operating expense controls and access to key growth markets.

On the negative side, in media, owning Twenty-First Century Fox, Inc. weighed on returns during the fourth quarter of
2015 as media stocks broadly sold off due to cord-cutting concerns. Recently, owning Twenty-First Century Fox, Inc. detracted as higher investments in programming and below-the-line items weighed on profits. We remain positive on the company but believe a smaller bet size is warranted given the lack of visible catalysts for the coming year. In retail, an underweight position in Wal-Mart Stores, Inc. weighed on returns as shares rallied in the second quarter of 2016. Wal-Mart Stores, Inc. posted better-than-expected same-store sales growth and forward guidance was also increased. Despite its efforts to invest in labor productivity and digital sales, we believe that the company remains structurally challenged and opportunities for growth will be hard to come by.

During the year, the Fund utilized derivatives. These positions positively added to performance.

Brian Westhoff, CFA

Doug
Weih, CFA

Matthew Q. Buchanan

Bradley D. Doyle

Tyler A. Knight

Co-Portfolio
Managers

Aegon USA Investment Management, LLC

Aryeh Glatter

Steven G. Lee

Tim Snyder, CFA

Raffaele Zingone, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Funds

Annual Report 2016

Transamerica Multi-Managed Balanced

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016

1 Year

5 Years

10 Years or Since Inception of Class

Inception Date

Class A (POP)

(2.14
)%

7.49
%

6.04
%

12/02/1994

Class A (NAV)

3.57
%

8.72
%

6.64
%

12/02/1994

S&P 500® (A)

4.51
%

13.57
%

6.70
%

Bloomberg Barclays U.S. Aggregate Bond Index (A)

4.37
%

2.90
%

4.64
%

Class B (POP)

(2.48
)%

7.57
%

5.98
%

10/01/1995

Class B (NAV)

2.52
%

7.72
%

5.98
%

10/01/1995

Class C (POP)

1.84
%

8.01
%

6.00
%

11/11/2002

Class C (NAV)

2.84
%

8.01
%

6.00
%

11/11/2002

Class I (NAV)

3.83
%

9.09
%

10.89
%

11/30/2009

Class R6 (NAV)

3.99
%

N/A

2.01
%

05/29/2015

(A) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Bloomberg Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on
Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (in the 1st year) for Class C shares. Shares purchased prior to
March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset
Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of
equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Fixed income securities have several risks including fluctuations in market value, changes in interest rates as the values will decrease as interest rates rise, and issuers defaulting on their obligations to pay interest or return principal.

Transamerica Funds

Annual Report 2016

Transamerica Short-Term Bond

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended October 31, 2016 was not
completely unlike any other 12-month period in the post-crisis era. Interest rates and growth remained low, global central banks stayed unprecedentedly accommodative, and geopolitical events punctuated the grinding, but still positive, economic improvements.

In December, the Federal Reserve (“Fed”) raised its Fed funds rate target for the first time since
2006, taking its first substantive step toward normalizing the stance of monetary policy since ceasing the quantitative easing program in 2014. The European Central Bank (“ECB”) and the Bank of Japan (“BoJ”), meanwhile, continued
to provide monetary stimulus during the period. The ECB launched a new corporate bond purchase program in the summer, meant to ease lending conditions in the real economy and boost credit market activity. Late in the summer, the BoJ shifted gears and adopted a new policy target — the 10-year Japanese government bond yield. In both cases, these major central banks continued to innovate their policy toolkits. Much of this innovation was attributed to a crisis of confidence that spread across global markets in the first quarter of 2016, when global developed sovereign yields turned increasingly negative.

Domestically, the economic environment steadily improved. Year over year, real gross domestic product accelerated from a 2.0% seasonally-adjusted annual rate to 2.9% in the third quarter. The labor market added approximately 2.3 million jobs at an average pace of 196,000 per month while the unemployment rate hovered around the 5% level. Goods and services prices crept higher in aggregate as the Consumer Price
Index went from no growth in September 2015 to registering 1.46% in September 2016. Crude oil prices remained volatile, swinging from as low as $26/barrel to $51/barrel.

In the U.S. financial markets, interest rates finished the fiscal year lower, while equities and the dollar were stronger. Corporate credit had a good year as total returns improved and spreads tightened markedly. Investors were the most challenged, perhaps, by bouts of volatility as the CBOE VIX Index was elevated around calendar year-end and slowly settled down only to surge again mid-year on the U.K.‘s vote to leave the European Union (“Brexit”).

Geopolitics were a notable
headwind for investors, but also a source for opportunity. The conflict in Syria raged on as terror attacks continued in the West — from the Bataclan nightclub in Paris last November to the Brussels airport in March. A July coup attempt in
Turkey unsettled markets as well. Amid this chaos, the U.S. was embroiled in a caustic and exhausting election campaign season that culminated in a vote for a new president on November 8.

PERFORMANCE

For the year ended October 31, 2016, Transamerica Short-Term
Bond Class I2 returned 2.81%. By comparison, its benchmark, the BofA Merrill Lynch U.S. Corporate & Government 1-3 Years Index, returned 1.30%.

STRATEGY REVIEW

Strategically, we continued to prefer defensive interest rate positioning into periods of potential volatility. The emphasis remained on spread products and using credit selection expertise rather than taking on duration risk.

During the period, coupons contributed the most to performance. Interest rates generally moved lower, but toward the end of the fiscal year, one-month and three-month Libor rates started to trend higher as the likelihood of a Fed rate hike in December 2016 increased.

At
the asset class level, allocation decisions in high yield, investment grade and U.S Treasuries were the largest contributors. These were offset by cash holdings and emerging markets. The U.S. banking and basic industry sectors contributed most to active returns, while service sector detracted. By rating, the largest contributions came from BBB-, B-, and CCC-rated holdings.
These were somewhat offset by BB-rated securities. Based on security selection, the largest contributions came from higher-rated credits, specifically BBB, A and AAA.

Doug Weih, CFA

Matthew Buchanan, CFA

Glen Kneeland

Brian W. Westhoff, CFA

Co-Portfolio Managers

Aegon USA
Investment Management, LLC

Transamerica Funds

Annual Report 2016

Transamerica Short-Term Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016

1 Year

5 Years

10 Years or Since Inception of Class

Inception Date

Class A (POP)

0.05
%

2.18
%

3.50
%

11/01/2007

Class A (NAV)

2.60
%

2.68
%

3.80
%

11/01/2007

Class C (POP)

0.82
%

1.91
%

3.03
%

11/01/2007

Class C (NAV)

1.82
%

1.91
%

3.03
%

11/01/2007

Class I (NAV)

2.82
%

2.90
%

3.31
%

11/30/2009

Class I2 (NAV)

2.81
%

3.00
%

4.16
%

11/08/2004

BofA Merrill Lynch U.S. Corporate & Government 1-3 Years Index (A)

1.30
%

1.06
%

2.55
%

Class R6 (NAV)

2.82
%

N/A

1.91
%

05/29/2015

(A) The BofA Merrill Lynch U.S. Corporate
& Government 1-3 Years Index tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities that have a remaining maturity of less than three years and more than one year.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”)
returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 2.5% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value
(“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Fund is
subject to a variety of risks, including credit risk, inflation risk, interest rate risk, prepayment risk, and liquidity risk. Additional risks include investing in foreign markets and non-investment grade securities. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significant affect the value of the Fund.

Transamerica Funds

Annual Report 2016

Transamerica Small Cap Core

(unaudited)

MARKET ENVIRONMENT

The slow but steady U.S. economic expansion continued and
emerging markets, particularly China, seemed to find somewhat of a footing in terms of both improving underlying economics as well as equity market performance. This backdrop allowed domestic equity markets to grind higher over the period, although not without considerable volatility in the interim.

Small cap stocks, as measured by the Russell 2000®
Index, ended the fiscal year up a little over 4%, which was perhaps a better result than it first appears considering that the index experienced some volatility in early 2016. Volatility, as is often the case, was episodic and seemed to center primarily around investor concerns surrounding government and central bank policies.

From an equity style perspective, small cap investors went back and forth in their preference for “value” and “growth” stocks for much of the period. For the time frame as a whole, “value” stocks outperformed in keeping with longer term historical precedent. This reversed the trend that had been in place for the last several years and provided a tailwind for the Fund.

PERFORMANCE

For the year ended October 31, 2016, Transamerica Small Cap Core Class A returned 5.01%, excluding any sales charges. By comparison, its benchmark, the Russell
2000® Index, returned 4.11%.

STRATEGY REVIEW

Academic and empirical research has shown the existence of a number of market anomalies that can be profitably exploited by a disciplined approach to security selection and portfolio construction. The Fund tends to maintain economically meaningful exposures to the factors which our research has shown to be indicative of prospective outperformance.

The Fund outperformed its benchmark led by positive stock selection 8 of the 11 economic sectors. Sector allocation detracted from relative results during the period primarily due to our overweight in energy and underweight in utilities.

The energy sector’s lackluster results were a reflection of the difficulties brought on by lower oil prices. Utilities’ outperformance was driven by investors’ search for yield in a world of near zero interest rates.

Our health care holdings
added the most to relative performance. The Fund’s substantial underweight to the biotechnology industry was a primary driver; these issues within the benchmark collectively lost approximately 25 percent. An analysis of the characteristics of our holdings in the health care sector relative to the biotechnology stocks in the benchmark as of September 30, 2016 showed that the Fund’s holdings were more profitable, traded at a lower valuation and earned superior returns on capital.

Eoin E. Middaugh, CFA

D. Kevin McCreesh, CFA

Co-Portfolio Managers

Systematic
Financial Management L.P.

Transamerica Funds

Annual Report 2016

Transamerica Small Cap Core

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016

1 Year

10 Years or Since Inception of Class

Inception Date

Class A (POP)

(0.76
)%

0.00
% (A)

10/31/2013

Class A (NAV)

5.01
%

1.90
%

10/31/2013

  Russell
2000® Index (B)

4.11
%

3.95
%

Class C (POP)

3.24
%

1.11
%

10/31/2013

Class C (NAV)

4.24
%

1.11
%

10/31/2013

Class I (NAV)

5.39
%

2.15
%

10/31/2013

Class I2 (NAV)

5.30
%

2.22
%

10/31/2013

(A) Rounds to less than 0.01% or (0.01)%.

(B) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest
3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The Fund’s benchmark is an unmanaged index used as a
general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price
(“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net
Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Small
capitalization companies may have less experienced management, unpredictable earnings growth, and limited product lines, which can cause their share prices to fluctuate more than those of larger firms. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds

Annual Report 2016

Transamerica Small Cap Growth

(unaudited)

MARKET ENVIRONMENT

The fiscal year was a market roller coaster. A bullish end
to calendar year 2015 was followed by a deep correction during the first six weeks of 2016. Since the market low on February 11, 2016, smaller, lower quality (non-earning) stocks led the market. By market cap, the smallest quintile of stocks generated returns of over 43 percent between February 11, 2016 and September 30, 2016. Similarly, stocks with the lowest returns on equity, stocks without earnings, and the fastest growers all outperformed during this timeframe. For the entire fiscal year ended October 31, higher quality stocks, as measured by companies with earnings, outperformed.

While we had viewed small-cap valuations as relatively full, we were able to take advantage of heightened market volatility. We believed market volatility benefited the Fund for two reasons. First, volatility caused excessive moves in stock prices, which provided us with an attractive entry point for stocks on the team’s watch list that were previously considered to be too expensive. Second, in times when volatility was significant enough to lead to a market decline, we were able to outperform on a relative basis the majority of the time due to the Fund’s high-quality profile.

PERFORMANCE

For the year ended October 31, 2016, Transamerica Small Cap
Growth Class A returned 3.42%, excluding any sales charges. By comparison, its benchmark, the Russell 2000® Growth Index, returned (0.49)%.

STRATEGY REVIEW

The Fund outperformed its benchmark, as it benefited from
higher market volatility and the Fund’s high-quality factors performing better.

From a sector perspective, health care, financial services and technology provided the strongest relative outperformance. Detractors included the consumer discretionary and materials and processing sectors.

MarketAxess Holdings, Inc. (no
longer held at period end), the leading electronic corporate bond trading platform, was the largest individual contributor. The company consistently reported financial results that were higher than market expectations, underscoring the company’s competitive position and operating momentum. This position was sold based on our valuation discipline and the market capitalization limit for the Fund.

G-III Apparel Group, Ltd., a specialty designer and manufacturer of women’s and men’s apparel under licensed brands, was the largest individual detractor. We believe there were two primary reasons for the weakness. First, the historically warm winter weather pressured sales that carried over into much of 2016. Second, the company announced the dilutive acquisition of Donna Karan International, Inc. from LVMH Moet Hennessey Louis Vuitton S.E.

W. Conrad Doenges

Portfolio Manager

Ranger Investment Management, L.P.

Transamerica Funds

Annual Report 2016

Transamerica Small Cap Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016

1 Year

10 Years or Since Inception of Class

Inception Date

Class A (POP)

(2.29
)%

7.70
%

08/31/2012

Class A (NAV)

3.42
%

9.16
%

08/31/2012

  Russell
2000® Growth Index (A)

(0.49
)%

11.31
%

Class C (POP)

1.62
%

8.42
%

08/31/2012

Class C (NAV)

2.56
%

8.42
%

08/31/2012

Class I (NAV)

3.64
%

9.47
%

08/31/2012

Class I2 (NAV)

3.71
%

9.59
%

08/31/2012

Class R6 (NAV)

N/A

(2.29
)% (B)

07/25/2016

(A) The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe, and is comprised of Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

(B) Not annualized.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on
Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Small capitalization companies may have less experienced management, unpredictable earnings growth, and limited product lines, which can cause their share prices to fluctuate more than those of larger firms. Returns on growth stocks may not move in tandem with return on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds

Annual Report 2016

Transamerica Small Cap Value

(unaudited)

MARKET ENVIRONMENT

U.S. small cap equities spent over half of the fiscal year
in negative territory. It was not until the last four months that stocks turned positive, allowing the Russell 2000® Index to finish with approximately a four percent return. January was a negative period for returns with higher than normal volatility. However, in mid-February small-cap stocks rallied from the February lows to highs in September before easing during October.

In the small stock universe, there was a large spread between value and growth indexes during the fiscal year, with the Russell 2000® Value Index returning approximately nine percent versus the Russell 2000® Growth Index return of negative half of one percent. While returns for the fiscal year were positive, the Fund’s benchmark index, the Russell 2000® Value, was flat compared to its highs in June, 2015. Finally, the U.K. vote to leave the European
Union (“Brexit”) news, while causing some volatility, did not have a material performance impact.

PERFORMANCE

For the year ended October 31, 2016, Transamerica Small Cap Value Class A returned (2.76)%, excluding any sales charges. By comparison, its benchmark, the
Russell 2000® Value Index, returned 8.81%.

STRATEGY REVIEW

The Fund underperformed its benchmark in a challenging period for relative performance. A number of factors were at work beneath the surface that negatively impacted our performance. Many fundamental drivers of stock performance that are positive over long periods of time were perverse during the period. For example, stocks with strong price momentum tend to outperform over time, yet this factor detracted from performance. Likewise, companies that are more profitable than their peers underperformed. In total, these fundamental factors accounted for half of our relative underperformance. The other half was due to stock-specific performance.

Our weakest sector for stock selection was information technology. Three companies (Ixia, Ciena Corp. and Mentor Graphics, Inc., which are no longer held at period end)
fell primarily due to either earnings guidance or poor results. These stocks illustrated a phenomenon that characterized small caps this year; companies missing earnings expectations were punished by investors. This was also apparent in the consumer discretionary sector, which was our second weakest, led by poor performance from Kirkland’s, Inc. (no longer held at period end) and 1-800-Flowers.com, Inc. (no longer held at period end).

Our strongest sector was real estate, where strong performers came from the data center or industrial property area, including DuPont
Fabros Technology, Inc. (no longer held at period end), DCT Industrial Trust, Inc. and First Industrial Realty Trust, Inc. Another area of positive stock selection was utilities, led by Black Hills Corp. and ONE Gas, Inc. These stocks were attractive to investors looking for yield and relative stability.

David Hanna

James W. Gaul, CFA

Michael J. Vogelzang, CFA

Douglas A. Riley, CFA

Co-Portfolio
Managers

Boston Advisors, LLC

Transamerica Funds

Annual Report 2016

Transamerica Small Cap Value

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016

1 Year

10 Years or Since Inception of Class

Inception Date

Class A (POP)

(8.12
)%

4.16
%

04/30/2012

Class A (NAV)

(2.76
)%

5.48
%

04/30/2012

  Russell
2000® Value Index (A)

8.81
%

10.03
%

Class C (POP)

(4.24
)%

4.81
%

04/30/2012

Class C (NAV)

(3.35
)%

4.81
%

04/30/2012

Class I (NAV)

(2.45
)%

5.80
%

04/30/2012

Class I2 (NAV)

(2.28
)%

5.95
%

04/30/2012

Class R6 (NAV)

N/A

(1.91
)% (B)

07/25/2016

(A) The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe, and is comprised of Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

(B) Not annualized.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on
Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Small capitalization companies may have less experienced management, unpredictable earnings growth, and limited product lines, which can cause their share prices to fluctuate more than those of larger firms. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors
“growth” stocks. The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down.

Russell Investment
Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds

Annual Report 2016

Transamerica Small/Mid Cap Value

(unaudited)

MARKET ENVIRONMENT

Stocks were resilient during fiscal 2016, allowing the Fund
to record a moderate gain even as investors dealt with myriad macroeconomic and geopolitical challenges. Weakness in emerging markets and commodity prices early in 2016 and the United Kingdom’s vote to leave the European Union
(“Brexit”) led to precipitous but temporary market declines as investors weighed their potential effects on profits. Both market corrections gave way to even stronger market rallies, but the Fund’s gains were pared again late in the period by investor uncertainty about the U.S. presidential election. The Fund’s underweights to companies with high dividends and low volatility were a headwind, as these types of stocks did well amid fearful sentiment.

The Fund advanced as the economy exhibited staying power during the fiscal year. The ongoing economic expansion, which is now in its eighth year, actually picked up momentum. Waning macroeconomic headwinds and improving energy markets due to some recovery in crude oil prices were positive contributors to economic growth. Investors also took relief from the U.S. Federal Reserve’s (“Fed”) decision to maintain its accommodative monetary policy.

PERFORMANCE

For the year
ended October 31, 2016, Transamerica Small/Mid Cap Value Class A returned 4.69%, excluding any sales charges. By comparison, its benchmark, the Russell 2500™ Value Index, returned
7.78%.

STRATEGY REVIEW

The Fund underperformed its benchmark. Investors
favored stocks with high dividend yields and low perceived volatility due to the persistent low interest rate environment, which hampered our earnings- and cash flow-focused approach. Asset flows also continued to funnel into passive products offering investors exposure to these factors, further constraining relative performance. Some of the flows started to reverse course, however, later in the period as interest rates bounced higher following Brexit.

From an attribution standpoint, stock selection detracted from relative performance, primarily in the industrial and financial sectors. In financials, the Fund’s underweight in interest rate-sensitive real estate investment trusts, which in September became part of the new S&P GICS Real Estate sector. The Fund benefited from strong stock selection in the energy sector. It rotated out of commodity-sensitive exploration and production companies as crude oil prices bottomed early in the fiscal year, and then rotated back in as oil markets recovered.

Sector allocation was also a headwind due to overweights in health care and consumer discretionary and an underweight in utilities. The latter sector benefited from low interest rates, which spurred investors’ increased appetite for yield-oriented investments. Contributors included an overweight in information technology.

Kenneth Burgess, CFA

Portfolio Manager

Systematic Financial Management, L.P.

Transamerica Funds

Annual Report 2016

Transamerica Small/Mid Cap Value

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016

1 Year

5 Years

10 Years or Since Inception of Class

Inception Date

Class A (POP)

(1.06
)%

9.94
%

8.33
%

04/02/2001

Class A (NAV)

4.69
%

11.19
%

8.94
%

04/02/2001

Russell 2500™ Value Index (A)

7.78
%

12.61
%

6.11
%

Class B (POP)

(0.82
)%

10.27
%

8.36
%

04/02/2001

Class B (NAV)

3.90
%

10.40
%

8.36
%

04/02/2001

Class C (POP)

3.05
%

10.45
%

8.25
%

11/11/2002

Class C (NAV)

3.99
%

10.45
%

8.25
%

11/11/2002

Class I (NAV)

5.06
%

11.61
%

13.20
%

11/30/2009

Class I2 (NAV)

5.18
%

11.72
%

9.52
%

11/15/2005

Class R6 (NAV)

5.18
%

N/A

(0.03
)%

05/29/2015

(A) The Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe, and is comprised of Russell
2500™ Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500™ Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap.

The Fund’s benchmark is an
unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented
represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end.
Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (in the 1st year) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0%
after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.
There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager.
Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Small capitalization companies may have less experienced management, unpredictable earnings growth, and limited product lines, which can cause their share prices to fluctuate more than those of larger firms. Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock considered undervalued. The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down.

Russell Investment Group is the
source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds

Annual Report 2016

Transamerica Strategic High Income

(unaudited)

MARKET ENVIRONMENT

Volatility continued to be the key theme for the fiscal
year ended October 31, 2016, initially sparked by the first Federal Reserve (“Fed”) rate hike in nearly 10 years. Shortly thereafter, in the beginning of 2016, oil prices continued to slide on fears of oversupply dragging the entire commodity space lower. Risk markets did not react kindly, leading to (10.26)% losses in the S&P 500® by February 11th while high yield credit lost (5.14)% in the same period. The markets however recovered quickly as oil prices rallied sharply, Great Britain’s vote to leave the European Union (“Brexit”) was largely ignored and the Fed initiated no further rate hikes citing international risks. The market interpreted these developments with a goldilocks view, once again sounding the all clear to buy risk assets. For the fiscal year, despite steep losses early on, high yield returned an impressive 10.17% compared to 4.51% for the S&P 500®.

PERFORMANCE

For
the year ended October 31, 2016, Transamerica Strategic High Income Class A returned 3.88%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the S&P
500® and the Transamerica Strategic High Income Blended Benchmark (“Blended Benchmark”), returned 4.51% and 6.32%, respectively.

The Blended Benchmark is comprised of S&P 500® (60)% and the BofA Merrill Lynch High Yield BB/B Rated
Constrained Index (40)%.

STRATEGY REVIEW

The volatility in late 2015 and
early 2016 presented many opportunities for the Fund, particularly in high yield as oil prices fell. For the fiscal year high yield was the strongest performing asset class within the Fund. Bank lines were extended as oil prices trended higher after reaching a low in January. This resulted in default rates remaining low which benefited the whole high yield sector. As interest rates fell throughout the year preferred stocks became less attractive versus high yield credit, so we reduced our preferred equity exposure while finding better relative value in the high yield space.

In equities, security selection within producer durables and consumer staples contributed the most to return for the period. The best individual contributors to total return for the portfolio were QUALCOMM, Inc., which regained market share in smartphones and announced a large merger with NXP Semiconductors NV (no longer held at period end) and Cisco Systems, Inc, which beat market earnings estimates and announced a seven percent reduction in its workforce.

The largest detractor from
performance for the period was poor stock selection in technology and health care. Individually, Gilead Sciences, Inc. was the largest detractor from absolute performance as the company has been unable to increase revenue or find a large acquisition opportunity. Ameriprise Financial, Inc. declined due to weakness in its variable annuity business and on fears of the impact of a new Department of Labor ruling on its business.

In credit, the Fund’s allocation to high yield was the largest contributor to return. Technology credits in Dell, Inc. (no longer held at period end) and Western
Digital Corp., along with Olin Corp. (no longer held at period end), a diversified chemicals company, were the biggest contributors to performance. All three companies issued debt to fund acquisitions. The largest detractors from performance were
Viking Cruises, Ltd. (no longer held at period end), which experienced significant fundamental deterioration following terrorist attacks across Europe, and SESI LLC, an oilfield services company with operations in the Gulf of Mexico.

William M. Bellamy, CFA

Portfolio Manager

Thompson, Siegel & Walmsley LLC

Transamerica Funds

Annual Report 2016

Transamerica Strategic High Income

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016

1 Year

10 Years or Since Inception of Class

Inception Date

Class A (POP)

(1.83
)%

1.75
%

03/01/2014

Class A (NAV)

3.88
%

3.92
%

03/01/2014

S&P 500® (A)

4.51
%

7.35
%

Transamerica Strategic High Income Blended Benchmark (A) (B) (C)

6.32
%

6.07
%

Class C (POP)

2.17
%

3.14
%

03/01/2014

Class C (NAV)

3.17
%

3.14
%

03/01/2014

Class I (NAV)

4.13
%

4.16
%

03/01/2014

Class I2 (NAV)

1.38
%

2.31
%

03/01/2014

(A) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica Strategic High Income Blended Benchmark is composed of the following benchmarks: 60% S&P 500® and 40% BofA Merrill Lynch High Yield BB/B Rated Constrained Index.

(C) The BofA Merrill Lynch High Yield BB/B Rated Constrained Index tracks the performance of BB and B rated high yield bonds.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance.
Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and I2 shares.

Performance figures
reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Fixed income investing is subject to credit risk, inflation risk, and interest rate risk. Investing in high-yield securities may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable and the value of these securities tends to decline when interest rates increases. Preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.

Transamerica Funds

Annual Report 2016

Transamerica Unconstrained Bond

(unaudited)

MARKET ENVIRONMENT

Credit spreads came under pressure in the fourth quarter of
2015. The December 4 meeting of the Organization of Petroleum Exporting Countries (“OPEC”) ended without any agreement to restrain production. On the back of this news, U.S. crude oil futures prices declined, reaching levels not seen since the 2008-2009 financial crisis or earlier. Commodities-fueled turmoil spilled over into unrelated sectors as negative investor sentiment translated into outflows from mutual funds and exchange-traded funds (“ETFs”). The timing of these events coincided with a rapidly evolving U.S. Federal Reserve (“Fed”) and a seasonal decline in broker-dealer inventories, further exaggerating price action in the market.

Oil and other commodity prices continued to trade lower during the first six weeks of 2016 amid what was perceived to be a hawkish Fed tone against a backdrop of slowing global growth and inflation. However, credit spreads narrowed as the central bank of China assuaged concerns of a large yuan devaluation, fears surrounding European bank stability subsided and U.S. economic data came in moderately encouraging. The rally continued from February into summer amid a more dovish stance from the Fed and expanded monetary policy measures from the European Central Bank, which exceeded investors’ consensus expectations. Oil and other commodity prices climbed higher as did investors’ inflation expectations. Retail fund flows poured back into mutual funds and ETFs, providing for a supportive technical backdrop for the market.

The four-month rally in credit spreads took a pause in June as the U.K. surprised markets with a vote to leave the European Union. The vote raised the prospect of sustained anxiety in the global economy and global growth concerns resurfaced. The impact was most pronounced in the two trading sessions immediately following the referendum, as investors saw an uptick in volatility, a sharp decline in risk assets and a record low in the pound. However, in subsequent trading sessions risk assets rallied as investors realized that whatever this regional crisis held in store for global growth, it would likely be more than fully offset by incremental monetary accommodation, as the global central bank narrative would assuredly turn more dovish.

There was a notable pause in the middle part of September as Fed-rate-hike anxiety came to the forefront of investors’ minds. However, the Bank of Japan’s yield cap and a lower trajectory of the median Fed dot plot assured that a very accommodative central bank policy backdrop would remain intact for the foreseeable future. Further supporting risk assets was an unexpected agreement in principle by OPEC to cut production after November’s meeting.

PERFORMANCE

For the year ended October 31, 2016, Transamerica
Unconstrained Bond Class I returned 4.86%. By comparison, its benchmark, the BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Average Index, returned 0.61%.

STRATEGY REVIEW

The Fund benefited from strong asset allocation, which more
than offset the impact of security selection and a hedged duration profile each of which detracted slightly from performance. In asset allocation, each of the fixed income segments held contributed positively to performance. The allocation to high-yield bonds was the largest contributor. High yield benefited from stabilization in the commodities, renewed fund flows into mutual funds and ETFs and lower new issuance levels. Allocations to bank loans, European Contingent Convertible
Securities and U.S. intermediate investment grade credit also contributed meaningfully.

Security selection on balance detracted slightly from performance. During the year, the Fund utilized derivatives. These positions detracted from performance.

Michael J. Kelly, CFA

Robert A. Vanden Assem, CFA

Steven Oh, CFA

Peter Hu, CFA

Roberto Coronado

Co-Portfolio Managers

PineBridge
Investments LLC

Transamerica Funds

Annual Report 2016

Transamerica Unconstrained Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016

1 Year

10 Years or Since Inception of Class

Inception Date

Class I (NAV)

4.86
%

3.04
%

12/08/2014

BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Average Index (A)

0.61
%

0.45
%

Class I2 (NAV)

4.87
%

3.07
%

12/08/2014

(A) The BofA Merrill Lynch U.S. Dollar
3-Month LIBOR Average Index represents the London interbank offered rate (“LIBOR”) with a constant 3-month average maturity.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on
Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance
results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in the Fund entails interest rate risk, pre-payment risk, and credit risk as well as additional risks in that it may invest in high-yield/non-investment grade bonds. The Fund may also invest in foreign securities, including emerging markets, which carry currency risk if denominated in non-dollar or non-USD and are difficult to trade during periods of stress. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of a bond. Derivatives involve risks in addition to the risks of underlying securities, particularly counterparty and liquidity risk.

Transamerica Funds

Annual Report 2016

Transamerica US Growth

(unaudited)

MARKET ENVIRONMENT

U.S. equities rose in the fiscal year, as measured by the
S&P 500®, notwithstanding significant volatility. The period started with a November that finished relatively flat but data releases continued to paint a promising picture for the U.S.
economy. As widely expected, the U.S. Federal Reserve (“Fed”) delivered its first rate hike since 2006 in December. The S&P 500® finished the last two months of 2015 slightly down, then plunged during a risk-off environment and moved in virtual lockstep with the price of oil, as fears of a recession and weakness in China weighed on investors’ minds. However, equities reversed and surged in late February and March as solid economic data, a stabilization in oil prices and accommodative commentary from the Fed helped to calm the market’s early-year jitters.

Stocks continued to rise through the second quarter, despite the unexpected result of the U.K. referendum to leave the European Union (“Brexit”), which caused equities to sell off, only to recover a couple of days later. U.S. equities gained in the third quarter, in particular during July, following a solid start to the corporate earnings season and encouraging housing and employment data releases. Stocks were essentially flat in August and September as investors remained focused on the Fed’s actions, specifically on the timing of the next rate hike. Tepid economic data and valuation concerns contributed to increased volatility in September and stock prices dipped in October as U.S. election jitters took center stage. Returns varied by market-cap, as mid- and large-cap stocks, as measured by the S&P MidCap 400® and S&P 500® respectively, outperformed small-cap stocks, as measured by the Russell 2000® Index.

PERFORMANCE

For the year ended October 31, 2016, Transamerica US Growth
Class A returned (0.95)%, excluding any sales charges. By comparison, its benchmark, the Russell 1000® Growth Index, returned 2.28%.

STRATEGY REVIEW

The Fund’s portfolio management team adheres to a
disciplined portfolio construction process that allows them to assess risk, weight individual positions accordingly, and in the process, build a portfolio that focuses largely on stock selection with the aim of generating benchmark-relative outperformance.

During the period, stock selection within the health care, information technology and financial sectors detracted from relative performance. This was partially offset by favorable stock selection within the energy, consumer discretionary and industrial sectors. Sector allocation, a result of the bottom-up stock selection process, also detracted from relative performance. The Fund’s marginal overweight allocation in the energy sector, and lack of exposure to the telecommunication services sector detracted most. An underweight allocation to health care and lack of exposure to real estate partially offset negative returns.

The Fund’s largest relative detractors included Allergan PLC, a pharmaceutical company; Herc Holdings, Inc. (formerly Hertz
Global Holdings, Inc.), an equipment rental company; and Regeneron Pharmaceuticals, Inc., a biopharmaceutical company. We eliminated our position in Herc Holdings.

The largest relative contributors during the period included Valspar Corp., a manufacturer of paint and coatings; Netflix, Inc., a subscription service television and movie provider; and Wynn Resorts, Ltd., a casino resort operator and developer. Not holding Walt Disney, Co. also aided relative performance. We eliminated our positions in Valspar Corp. and Wynn Resorts, Ltd.

Mammen Chally, CFA

Portfolio Manager

Wellington Management Company LLP

Transamerica Funds

Annual Report 2016

Transamerica US Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016

1 Year

5 Years

10 Years or Since Inception of Class

Inception Date

Class A (POP)

(6.42
)%

10.08
%

9.34
%

11/13/2009

Class A (NAV)

(0.95
)%

11.33
%

10.23
%

11/13/2009

  Russell
1000® Growth Index (A)

2.28
%

13.65
%

13.16
%

Class B (POP)

(6.67
)%

10.26
%

9.35
%

11/13/2009

Class B (NAV)

(1.89
)%

10.39
%

9.35
%

11/13/2009

Class C (POP)

(2.73
)%

10.48
%

9.41
%

11/13/2009

Class C (NAV)

(1.77
)%

10.48
%

9.41
%

11/13/2009

Class I (NAV)

(0.67
)%

11.78
%

11.07
%

11/30/2009

Class I2 (NAV)

(0.53
)%

11.94
%

10.88
%

11/13/2009

Class T (POP)

(9.05
)%

N/A

8.74
%

02/10/2012

Class T (NAV)

(0.59
)%

N/A

10.81
%

02/10/2012

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares or 1% (in the 1st year) for Class C shares and the maximum sales charge of
8.5% for Class T shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Returns on
growth stocks may not move in tandem with return on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Russell Investment Group is the
source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds

Annual Report 2016

Understanding Your Funds’ Expenses

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs:
transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and ongoing costs, including management fees, and other fund expenses.

The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at May 1, 2016, and held for the entire period until
October 31, 2016.

ACTUAL EXPENSES

The information in the table
under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period”
to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid during the period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table
under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

Actual Expenses

Hypothetical Expenses (A)

Fund

Beginning Account Value

Ending Account Value

Expenses Paid During Period

Ending Account Value

Expenses Paid During Period (B)

Annualized Expense Ratio (C)

Transamerica Bond

Class I2

$
1,000.00

$
1,046.70

$
3.50(B
)

$
1,021.70

$
3.46

0.68
%

Class R6

1,000.00

1,046.70

3.55(B
)

1,021.70

3.51

0.69

Transamerica Capital Growth

Class A

1,000.00

1,080.80

6.43(B
)

1,019.00

6.24

1.23

Class B

1,000.00

1,075.80

11.43(B
)

1,014.10

11.09

2.19

Class C

1,000.00

1,077.10

10.29(B
)

1,015.20

9.98

1.97

Class I

1,000.00

1,082.80

4.87(B
)

1,020.50

4.72

0.93

Class I2

1,000.00

1,083.30

4.29(B
)

1,021.00

4.17

0.82

Transamerica Concentrated Growth

Class A

1,000.00

1,057.20

5.79(B
)

1,019.50

5.69

1.12

Class C

1,000.00

1,053.10

9.29(B
)

1,016.10

9.12

1.80

Class I

1,000.00

1,058.20

4.24(B
)

1,021.00

4.17

0.82

Class I2

1,000.00

1,059.50

3.73(B
)

1,021.50

3.66

0.72

Transamerica Funds	Annual Report 2016

Understanding Your Funds’ Expenses (continued)

(unaudited)

		Actual Expenses			Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period		Ending Account Value	Expenses Paid During Period (B)	Annualized Expense Ratio (C)

Transamerica Dividend Focused
Class A	$1,000.00	$1,020.40	$4.93(B	)	$1,020.30	$4.93	0.97%
Class C	1,000.00	1,015.50	9.12(B	)	1,016.10	9.12	1.80
Class I	1,000.00	1,020.40	4.06(B	)	1,021.10	4.06	0.80
Class I2	1,000.00	1,020.80	3.56(B	)	1,021.60	3.56	0.70
Class R6	1,000.00	1,021.80	3.56(B	)	1,021.60	3.56	0.70

Transamerica Dynamic Allocation
Class A	1,000.00	1,014.50	5.42(B	)	1,019.80	5.43	1.07	(D)
Class C	1,000.00	1,010.80	9.25(B	)	1,015.90	9.27	1.83	(D)
Class I	1,000.00	1,016.50	4.11(B	)	1,021.10	4.12	0.81	(D)

Transamerica Dynamic Income
Class A	1,000.00	1,034.70	4.30(B	)	1,020.90	4.27	0.84	(D)
Class C	1,000.00	1,029.70	8.27(B	)	1,017.00	8.21	1.62	(D)
Class I	1,000.00	1,035.90	3.12(B	)	1,022.10	3.10	0.61	(D)

Transamerica Emerging Markets Debt
Class A	1,000.00	1,059.00	5.59(B	)	1,019.70	5.48	1.08
Class C	1,000.00	1,054.30	9.66(B	)	1,015.70	9.47	1.87
Class I	1,000.00	1,060.60	4.25(B	)	1,021.00	4.17	0.82
Class I2	1,000.00	1,059.90	3.73(B	)	1,021.50	3.66	0.72
Class R6	1,000.00	1,060.90	3.73(B	)	1,021.50	3.66	0.72

Transamerica Emerging Markets Equity
Class A	1,000.00	1,095.50	9.06(B	)	1,016.50	8.72	1.72
Class C	1,000.00	1,091.10	12.04(B	)	1,013.60	11.59	2.29
Class I	1,000.00	1,097.70	6.54(B	)	1,018.90	6.29	1.24
Class I2	1,000.00	1,097.50	6.06(B	)	1,019.40	5.84	1.15

Transamerica Flexible Income
Class A	1,000.00	1,037.30	4.46(B	)	1,020.80	4.42	0.87
Class B	1,000.00	1,032.70	8.79(B	)	1,016.50	8.72	1.72
Class C	1,000.00	1,033.90	8.03(B	)	1,017.20	7.96	1.57
Class I	1,000.00	1,038.60	3.07(B	)	1,022.10	3.05	0.60
Class I2	1,000.00	1,038.10	2.41(B	)	1,022.80	2.39	0.47
Class R6	1,000.00	1,039.10	2.61(B	)	1,022.60	2.59	0.51

Transamerica Floating Rate
Class A	1,000.00	1,035.50	5.37(B	)	1,019.90	5.33	1.05	(D)
Class C	1,000.00	1,030.50	9.24(B	)	1,016.00	9.17	1.81	(D)
Class I	1,000.00	1,036.80	4.10(B	)	1,021.10	4.06	0.80	(D)
Class I2	1,000.00	1,037.00	3.84(B	)	1,021.40	3.81	0.75	(D)

Transamerica Global Bond
Class A	1,000.00	1,012.20	4.96(B	)	1,020.20	4.98	0.98
Class C	1,000.00	1,008.20	8.73(B	)	1,016.40	8.77	1.73
Class I	1,000.00	1,013.30	3.69(B	)	1,021.50	3.71	0.73
Class I2	1,000.00	1,013.30	3.69(B	)	1,021.50	3.71	0.73

Transamerica Global Equity
Class A	1,000.00	1,024.80	6.77(B	)	1,018.50	6.75	1.33
Class B	1,000.00	1,020.60	10.62(B	)	1,014.60	10.58	2.09
Class C	1,000.00	1,021.60	10.62(B	)	1,014.60	10.58	2.09
Class I	1,000.00	1,026.60	5.30(B	)	1,019.90	5.28	1.04
Class R6	1,000.00	1,027.50	4.57(B	)	1,020.60	4.62	0.91
			4.84(B	)	1,020.40	4.82	0.95

Transamerica Global Long/Short Equity
Class A	1,000.00	982.80	28.16(B	)	996.70	28.36	5.65	(D)
Class I	1,000.00	983.90	26.98(B	)	997.90	27.17	5.41	(D)
Class I2	1,000.00	983.90	29.42(B	)	995.50	29.59	5.90	(D)

Transamerica Government Money Market
Class A	1,000.00	1,000.00	2.11(B	)	1,023.00	2.14	0.42
Class B	1,000.00	1,000.00	2.06(B	)	1,023.10	2.09	0.41
Class C	1,000.00	1,000.00	2.06(B	)	1,023.10	2.09	0.41
Class I	1,000.00	1,000.00	2.06(B	)	1,023.10	2.09	0.41
Class I2	1,000.00	1,000.00	2.01(B	)	1,023.10	2.03	0.40

Transamerica Growth
Class I2	1,000.00	1,057.70	4.29(B	)	1,021.00	4.22	0.83
Class R6	1,000.00	1,057.70	4.29(B	)	1,021.00	4.22	0.83

Transamerica Funds	Annual Report 2016

Understanding Your Funds’ Expenses (continued)

(unaudited)

		Actual Expenses			Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period		Ending Account Value	Expenses Paid During Period (B)	Annualized Expense Ratio (C)

Transamerica High Yield Bond
Class A	$1,000.00	$1,068.40	$5.15(B	)	$1,020.20	$5.03	0.99%
Class B	1,000.00	1,064.20	9.24(B	)	1,016.20	9.02	1.78
Class C	1,000.00	1,065.10	8.82(B	)	1,016.60	8.62	1.70
Class I	1,000.00	1,070.70	3.64(B	)	1,021.60	3.56	0.70
Class I2	1,000.00	1,071.10	3.12(B	)	1,022.10	3.05	0.60
Class R6	1,000.00	1,071.10	3.18(B	)	1,022.10	3.10	0.61

Transamerica High Yield Muni
Class A	1,000.00	1,014.60	4.61(B	)	1,020.60	4.62	0.91	(D)
Class C	1,000.00	1,012.60	7.69(B	)	1,017.50	7.71	1.52	(D)
Class I	1,000.00	1,016.20	3.85(B	)	1,021.30	3.86	0.76	(D)
Class I2	1,000.00	985.30	0.55(E	)	1,021.80	3.35	0.66	(D)

Transamerica Income & Growth
Class A	1,000.00	1,041.70	5.80(B	)	1,019.50	5.74	1.13
Class C	1,000.00	1,037.90	9.68(B	)	1,015.60	9.58	1.89
Class I	1,000.00	1,043.10	4.47(B	)	1,020.80	4.42	0.87
Class I2	1,000.00	1,042.40	4.00(B	)	1,021.20	3.96	0.78

Transamerica Inflation Opportunities
Class A	1,000.00	1,027.80	5.05(B	)	1,020.20	5.03	0.99
Class C	1,000.00	1,022.90	8.90(B	)	1,016.30	8.87	1.75
Class I	1,000.00	1,028.70	3.77(B	)	1,021.40	3.76	0.74
Class I2	1,000.00	1,029.70	3.37(B	)	1,021.80	3.35	0.66
Class R6	1,000.00	1,013.10	1.72(F	)	1,021.90	3.25	0.64

Transamerica Intermediate Muni
Class A	1,000.00	1,007.00	3.38(B	)	1,021.80	3.41	0.67	(D)
Class C	1,000.00	1,004.10	6.45(B	)	1,018.70	6.50	1.28	(D)
Class I	1,000.00	1,007.40	2.93(B	)	1,022.20	2.95	0.58	(D)
Class I2	1,000.00	988.20	0.40(E	)	1,022.70	2.44	0.48	(D)

Transamerica International Equity
Class A	1,000.00	1,011.70	6.32(B	)	1,018.90	6.34	1.25
Class C	1,000.00	1,007.50	9.99(B	)	1,015.20	10.03	1.98
Class I	1,000.00	1,013.30	4.61(B	)	1,020.60	4.62	0.91
Class I2	1,000.00	1,013.90	4.10(B	)	1,021.10	4.12	0.81
Class R6	1,000.00	1,013.80	4.10(B	)	1,021.10	4.12	0.81

Transamerica International Small Cap Value
Class I	1,000.00	1,001.80	5.64(B	)	1,019.50	5.69	1.12
Class I2	1,000.00	1,002.60	5.13(B	)	1,020.00	5.18	1.02

Transamerica Large Cap Value
Class A	1,000.00	1,042.70	5.34(B	)	1,019.90	5.28	1.04
Class C	1,000.00	1,039.40	9.23(B	)	1,016.10	9.12	1.80
Class I	1,000.00	1,044.60	4.01(B	)	1,021.20	3.96	0.78
Class I2	1,000.00	1,045.10	3.50(B	)	1,021.70	3.46	0.68
Class R6	1,000.00	1,045.10	3.50(B	)	1,021.70	3.46	0.68

Transamerica Mid Cap Growth
Class A	1,000.00	1,046.70	6.43(B	)	1,018.90	6.34	1.25
Class C	1,000.00	1,041.80	10.42(B	)	1,014.90	10.28	2.03
Class I	1,000.00	1,048.30	4.94(B	)	1,020.30	4.88	0.96
Class I2	1,000.00	1,048.20	4.27(B	)	1,021.00	4.22	0.83

Transamerica Mid Cap Value Opportunities
Class A	1,000.00	1,061.20	5.60(B	)	1,019.70	5.48	1.08
Class C	1,000.00	1,056.90	9.88(B	)	1,015.50	9.68	1.91
Class I	1,000.00	1,063.60	4.51(B	)	1,020.80	4.42	0.87
Class I2	1,000.00	1,062.70	3.89(B	)	1,021.40	3.81	0.75
Class R6	1,000.00	1,000.00	2.12(F	)	1,021.20	4.01	0.79

Transamerica MLP & Energy Income
Class A	1,000.00	1,105.90	8.15(B	)	1,017.40	7.81	1.54
Class C	1,000.00	1,100.70	12.41(B	)	1,013.30	11.89	2.35
Class I	1,000.00	1,107.60	6.57(B	)	1,018.90	6.29	1.24
Class I2	1,000.00	1,108.00	6.09(B	)	1,019.40	5.84	1.15

Transamerica Funds	Annual Report 2016

Understanding Your Funds’ Expenses (continued)

(unaudited)

		Actual Expenses			Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period		Ending Account Value	Expenses Paid During Period (B)	Annualized Expense Ratio (C)

Transamerica Multi-Cap Growth
Class A	$1,000.00	$973.00	$5.95(B	)	$1,019.10	$6.09	1.20%
Class B	1,000.00	968.80	9.70(B	)	1,015.30	9.93	1.96
Class C	1,000.00	970.70	9.66(B	)	1,015.30	9.88	1.95
Class I	1,000.00	975.00	4.32(B	)	1,020.80	4.42	0.87
Class I2	1,000.00	976.60	3.38(B	)	1,021.70	3.46	0.68

Transamerica Multi-Managed Balanced
Class A	1,000.00	1,029.70	5.41(B	)	1,019.80	5.38	1.06
Class B	1,000.00	1,024.50	10.58(B	)	1,014.70	10.53	2.08
Class C	1,000.00	1,025.90	9.22(B	)	1,016.00	9.17	1.81
Class I	1,000.00	1,030.60	4.19(B	)	1,021.00	4.17	0.82
Class R6	1,000.00	1,031.20	3.73(B	)	1,021.50	3.71	0.73

Transamerica Short-Term Bond
Class A	1,000.00	1,016.30	4.21(B	)	1,021.00	4.22	0.83
Class C	1,000.00	1,012.40	8.09(B	)	1,017.10	8.11	1.60
Class I	1,000.00	1,016.50	3.14(B	)	1,022.00	3.15	0.62
Class I2	1,000.00	1,016.90	2.69(B	)	1,022.50	2.69	0.53
Class R6	1,000.00	1,017.00	2.64(B	)	1,022.50	2.64	0.52

Transamerica Small Cap Core
Class A	1,000.00	1,017.30	6.79(B	)	1,018.40	6.80	1.34
Class C	1,000.00	1,013.30	10.58(B	)	1,014.60	10.58	2.09
Class I	1,000.00	1,019.30	5.53(B	)	1,019.70	5.53	1.09
Class I2	1,000.00	1,018.20	5.38(B	)	1,019.80	5.38	1.06

Transamerica Small Cap Growth
Class A	1,000.00	1,045.60	7.04(B	)	1,018.20	6.95	1.37
Class C	1,000.00	1,041.60	10.93(B	)	1,014.40	10.79	2.13
Class I	1,000.00	1,046.80	5.40(B	)	1,019.90	5.33	1.05
Class I2	1,000.00	1,046.60	4.73(B	)	1,020.50	4.67	0.92
Class R6	1,000.00	977.10	2.51(F	)	1,020.40	4.82	0.95

Transamerica Small Cap Value
Class A	1,000.00	1,023.20	6.61(B	)	1,018.60	6.60	1.30
Class C	1,000.00	1,020.10	10.10(B	)	1,015.10	10.08	1.99
Class I	1,000.00	1,024.20	5.14(B	)	1,020.10	5.13	1.01
Class I2	1,000.00	1,026.30	4.48(B	)	1,020.70	4.47	0.88
Class R6	1,000.00	980.90	2.31(F	)	1,020.80	4.42	0.87

Transamerica Small/Mid Cap Value
Class A	1,000.00	1,045.40	6.79(B	)	1,018.50	6.70	1.32
Class B	1,000.00	1,041.40	10.62(B	)	1,014.70	10.48	2.07
Class C	1,000.00	1,041.40	10.31(B	)	1,015.00	10.18	2.01
Class I	1,000.00	1,047.00	4.94(B	)	1,020.30	4.88	0.96
Class I2	1,000.00	1,047.30	4.43(B	)	1,020.80	4.37	0.86
Class R6	1,000.00	1,047.60	4.48(B	)	1,020.80	4.42	0.87

Transamerica Strategic High Income
Class A	1,000.00	1,040.70	6.16(B	)	1,019.10	6.09	1.20	(D)
Class C	1,000.00	1,036.80	10.03(B	)	1,015.30	9.93	1.96	(D)
Class I	1,000.00	1,041.90	4.88(B	)	1,020.40	4.82	0.95	(D)
Class I2	1,000.00	1,027.80	0.00(B	)	1,025.10	0.00	0.00	(D)(G)

Transamerica Unconstrained Bond
Class I	1,000.00	1,041.70	4.88(B	)	1,020.40	4.82	0.95
Class I2	1,000.00	1,042.30	4.31(B	)	1,020.90	4.27	0.84

Transamerica US Growth
Class A	1,000.00	1,024.90	5.90(B	)	1,019.30	5.89	1.16
Class B	1,000.00	1,019.60	10.81(B	)	1,014.40	10.79	2.13
Class C	1,000.00	1,020.20	9.95(B	)	1,015.30	9.93	1.96
Class I	1,000.00	1,026.30	4.23(B	)	1,021.00	4.22	0.83
Class I2	1,000.00	1,027.00	3.57(B	)	1,021.60	3.56	0.70
Class T	1,000.00	1,026.50	3.97(B	)	1,021.20	3.96	0.78

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Funds’ annualized expense ratios (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

Transamerica Funds	Annual Report 2016

Understanding Your Funds’ Expenses (continued)

(unaudited)

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Funds invest. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

(E)	Class commenced operations on September 30, 2016. Actual expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (31 days), and divided by the number of days in the year (366 days). For comparability purposes, hypothetical expenses assume that the Funds were in operation for the entire six-month period ended October 31, 2016. Thus, the hypothetical expenses are calculated using the Funds’ annualized expense ratios (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(F)	Class commenced operations on July 25, 2016. Actual expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (98 days), and divided by the number of days in the year (366 days). For comparability purposes, hypothetical expenses assume that the Funds were in operation for the entire six-month period ended October 31, 2016. Thus, the hypothetical expenses are calculated using the Funds’ annualized expense ratios (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(G)	Rounds to less than 0.01% or (0.01)%.

Transamerica Funds	Annual Report 2016

Schedules of Investments Composition

At October 31, 2016

(unaudited)

Transamerica Bond

Fund Characteristics	Years
Average Maturity §	6.65
Duration †	4.79

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	7.5%
AAA	6.7
AA	1.2
A	9.0
BBB	46.8
BB	10.5
B	9.9
CCC and Below	1.1
NR (Not Rated)	10.4
Net Other Assets (Liabilities)	(3.1)
Total	100.0%

Transamerica Capital Growth

Asset Allocation	Percentage of Net Assets
Common Stocks	91.9%
Repurchase Agreement	8.0
Securities Lending Collateral	4.3
Over-the-Counter Foreign Exchange Options Purchased	0.0 *
Net Other Assets (Liabilities)	(4.2)
Total	100.0%

Transamerica Concentrated Growth

Asset Allocation	Percentage of Net Assets
Common Stocks	98.6%
Repurchase Agreement	1.4
Net Other Assets (Liabilities)	(0.0)*
Total	100.0%

Transamerica Dividend Focused

Asset Allocation	Percentage of Net Assets
Common Stocks	97.4%
Repurchase Agreement	2.5
Securities Lending Collateral	1.8
Net Other Assets (Liabilities)	(1.7)
Total	100.0%

Transamerica Dynamic Allocation

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	59.5%
Securities Lending Collateral	26.7
U.S. Fixed Income Fund	14.9
International Fixed Income Fund	14.9
International Equity Fund	10.0
Exchange-Traded Options Purchased	1.0
Repurchase Agreement	0.5
Net Other Assets (Liabilities)	(27.5)
Total	100.0%

Transamerica Dynamic Income

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	49.8%
U.S. Equity Funds	23.0
Securities Lending Collateral	19.9
International Fixed Income Funds	19.3
U.S. Mixed Allocation Fund	7.8
Repurchase Agreement	0.5
Net Other Assets (Liabilities)	(20.3)
Total	100.0%

Transamerica Emerging Markets Debt

Fund Characteristics	Years
Average Maturity §	9.09
Duration †	4.99

Credit Quality ‡	Percentage of Net Assets
AAA	7.7%
AA	1.4
A	6.3
BBB	27.3
BB	30.0
B	18.8
CCC and Below	4.4
NR (Not Rated)	9.0
Net Other Assets (Liabilities)^	(4.9)
Total	100.0%

Transamerica Emerging Markets Equity

Asset Allocation	Percentage of Net Assets
Common Stocks	97.0%
Repurchase Agreement	1.5
Securities Lending Collateral	1.5
Preferred Stock	1.4
Net Other Assets (Liabilities)	(1.4)
Total	100.0%

Transamerica Flexible Income

Fund Characteristics	Years
Average Maturity §	5.38
Duration †	3.47

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	12.1%
AAA	3.2
AA	5.7
A	19.7
BBB	33.7
BB	9.1
B	9.2
CCC and Below	5.8
NR (Not Rated)	5.5
Net Other Assets (Liabilities)	(4.0)
Total	100.0%

Transamerica Funds	Annual Report 2016

Schedules of Investments Composition (continued)

At October 31, 2016

(unaudited)

Transamerica Floating Rate

Fund Characteristics	Years
Average Maturity §	4.58
Duration †	0.46

Credit Quality ‡	Percentage of Net Assets
AAA	11.6%
BBB	0.4
BB	2.0
B	6.5
CCC and Below	0.9
NR (Not Rated)	85.6
Net Other Assets (Liabilities)	(7.0)
Total	100.0%

Transamerica Global Bond

Fund Characteristics	Years
Average Maturity §	7.44
Duration †	5.69

Credit Quality‡	Percentage of Net Assets
U.S. Government and Agency Securities	1.8%
AAA	30.7
AA	11.4
A	10.1
BBB	22.2
BB	14.2
B	5.7
NR (Not Rated)	4.6
Net Other Assets (Liabilities)^	(0.7)
Total	100.0%

Transamerica Global Equity

Asset Allocation	Percentage of Net Assets
Common Stocks	97.2%
Securities Lending Collateral	4.2
Repurchase Agreement	2.1
Preferred Stock	0.5
Net Other Assets (Liabilities)	(4.0)
Total	100.0%

Transamerica Global Long/Short Equity

Asset Allocation	Percentage of Net Assets
Common Stocks	143.1%
Master Limited Partnerships	2.1
Exchange-Traded Options Purchased	0.1
Rights	0.0 *
Common Stocks Sold Short	(86.6)
Net Other Assets (Liabilities)^	41.3
Total	100.0%

Transamerica Government Money Market (formerly, Transamerica Money Market)

Fund Characteristics	Years
Average Maturity §	0.25
Duration †	0.06

Asset Allocation	Percentage of Net Assets
Repurchase Agreements	44.2%
Short-Term U.S. Government Agency Obligations	39.3
U.S. Government Agency Obligations	16.8
Net Other Assets (Liabilities)	(0.3)
Total	100.0%

Transamerica Growth

Asset Allocation	Percentage of Net Assets
Common Stocks	100.3%
Repurchase Agreement	0.0 *
Net Other Assets (Liabilities)	(0.3)
Total	100.0%

Transamerica High Yield Bond

Fund Characteristics	Years
Average Maturity §	5.73
Duration †	3.61

Credit Quality ‡	Percentage of Net Assets
AAA	4.9%
A	0.2
BBB	7.4
BB	34.7
B	39.9
CCC and Below	9.8
NR (Not Rated)	8.3
Net Other Assets (Liabilities)	(5.2)
Total	100.0%

Transamerica High Yield Muni

Fund Characteristics	Years
Average Maturity §	11.49
Duration †	8.08

Credit Quality ‡	Percentage of Net Assets
AAA	7.0%
AA	30.1
A	18.4
BBB	18.3
BB	7.1
B	6.3
CCC and Below	0.0 *
NR (Not Rated)	17.3
Net Other Assets (Liabilities)	(4.5)
Total	100.0%

Transamerica Funds	Annual Report 2016

Schedules of Investments Composition (continued)

At October 31, 2016

(unaudited)

Transamerica Income & Growth

Asset Allocation	Percentage of Net Assets
Common Stocks	88.8%
Master Limited Partnerships	10.4
Securities Lending Collateral	6.3
Repurchase Agreement	1.2
Right	0.0 *
Net Other Assets (Liabilities)	(6.7)
Total	100.0%

Transamerica Inflation Opportunities

Fund Characteristics	Years
Average Maturity §	8.51
Duration †	6.53

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	69.2%
AAA	3.1
AA	10.4
A	2.2
BBB	12.0
BB	2.2
B	0.3
NR (Not Rated)	0.3
Net Other Assets (Liabilities)^	0.3
Total	100.0%

Transamerica Intermediate Muni

Fund Characteristics	Years
Average Maturity §	7.61
Duration †	6.33

Credit Quality ‡	Percentage of Net Assets
AAA	10.3%
AA	68.6
A	11.6
BBB	4.9
BB	1.4
B	0.5
NR (Not Rated)	4.1
Net Other Assets (Liabilities)	(1.4)
Total	100.0%

Transamerica International Equity

Asset Allocation	Percentage of Net Assets
Common Stocks	95.4%
Repurchase Agreement	2.5
Securities Lending Collateral	2.2
Preferred Stock	0.7
Net Other Assets (Liabilities)	(0.8)
Total	100.0%

Transamerica International Small Cap Value

Asset Allocation	Percentage of Net Assets
Common Stocks	98.3%
Securities Lending Collateral	3.5
Preferred Stock	0.9
Repurchase Agreement	0.6
Net Other Assets (Liabilities)	(3.3)
Total	100.0%

Transamerica Large Cap Value

Asset Allocation	Percentage of Net Assets
Common Stocks	93.1%
Repurchase Agreement	5.3
Master Limited Partnership	1.6
Securities Lending Collateral	0.0 *
Net Other Assets (Liabilities)	0.0 *
Total	100.0%

Transamerica Mid Cap Growth

Asset Allocation	Percentage of Net Assets
Common Stocks	99.7%
Securities Lending Collateral	3.6
Repurchase Agreement	0.5
Net Other Assets (Liabilities)	(3.8)
Total	100.0%

Transamerica Mid Cap Value Opportunities

Asset Allocation	Percentage of Net Assets
Common Stocks	94.1%
Repurchase Agreement	6.2
Securities Lending Collateral	1.1
Net Other Assets (Liabilities)	(1.4)
Total	100.0%

Transamerica MLP & Energy Income

Asset Allocation	Percentage of Net Assets
Common Stocks	50.8%
Master Limited Partnerships	41.6
Securities Lending Collateral	8.3
Corporate Debt Securities	3.0
Repurchase Agreement	2.3
Convertible Preferred Stock	1.9
Net Other Assets (Liabilities)	(7.9)
Total	100.0%

Transamerica Multi-Cap Growth (formerly, Transamerica Growth Opportunities)

Asset Allocation	Percentage of Net Assets
Common Stocks	98.1%
Securities Lending Collateral	1.7
Repurchase Agreement	1.3
Preferred Stock	0.6
Convertible Preferred Stock	0.1
Net Other Assets (Liabilities)	(1.8)
Total	100.0%

Transamerica Funds	Annual Report 2016

Schedules of Investments Composition (continued)

At October 31, 2016

(unaudited)

Transamerica Multi-Managed Balanced

Asset Allocation	Percentage of Net Assets
Common Stocks	59.6%
Corporate Debt Securities	15.2
U.S. Government Obligations	8.8
U.S. Government Agency Obligations	6.3
Mortgage-Backed Securities	4.7
Short-Term U.S. Government Agency Obligations	4.4
Asset-Backed Securities	2.5
Repurchase Agreement	1.9
Short-Term U.S. Government Obligations	1.0
Foreign Government Obligations	0.4
Securities Lending Collateral	0.4
Municipal Government Obligations	0.3
Preferred Stocks	0.1
Common Stocks Sold Short	(0.0)*
Net Other Assets (Liabilities)^	(5.6)
Total	100.0%

Transamerica Short-Term Bond

Fund Characteristics	Years
Average Maturity §	2.25
Duration †	1.65

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	0.0%*
AAA	10.8
AA	13.5
A	27.0
BBB	39.6
BB	2.5
B	2.4
CCC and Below	1.3
NR (Not Rated)	3.9
Net Other Assets (Liabilities)	(1.0)
Total	100.0%

Transamerica Small Cap Core

Asset Allocation	Percentage of Net Assets
Common Stocks	99.0%
Securities Lending Collateral	4.9
Repurchase Agreement	1.2
Net Other Assets (Liabilities)	(5.1)
Total	100.0%

Transamerica Small Cap Growth

Asset Allocation	Percentage of Net Assets
Common Stocks	97.7%
Securities Lending Collateral	6.3
Repurchase Agreement	2.2
Net Other Assets (Liabilities)	(6.2)
Total	100.0%

Transamerica Small Cap Value

Asset Allocation	Percentage of Net Assets
Common Stocks	96.5%
Securities Lending Collateral	8.3
Master Limited Partnerships	2.0
Repurchase Agreement	0.5
Net Other Assets (Liabilities)	(7.3)
Total	100.0%

Transamerica Small/Mid Cap Value

Asset Allocation	Percentage of Net Assets
Common Stocks	97.7%
Securities Lending Collateral	4.7
Repurchase Agreement	1.6
Master Limited Partnership	1.1
Net Other Assets (Liabilities)	(5.1)
Total	100.0%

Transamerica Strategic High Income

Asset Allocation	Percentage of Net Assets
Common Stocks	45.2%
Corporate Debt Securities	42.1
Preferred Stocks	9.4
Securities Lending Collateral	5.3
Repurchase Agreement	2.4
Net Other Assets (Liabilities)	(4.4)
Total	100.0%

Transamerica Unconstrained Bond

Fund Characteristics	Years
Average Maturity §	7.61
Duration †	2.39

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	9.1%
AAA	22.6
AA	1.2
A	8.9
BBB	16.6
BB	20.9
B	18.0
CCC and Below	0.8
NR (Not Rated)	4.7
Net Other Assets (Liabilities)^	(2.8)
Total	100.0%

Transamerica US Growth

Asset Allocation	Percentage of Net Assets
Common Stocks	99.4%
Securities Lending Collateral	0.6
Repurchase Agreement	0.3
Net Other Assets (Liabilities)	(0.3)
Total	100.0%

Transamerica Funds	Annual Report 2016

Schedules of Investments Composition (continued)

At October 31, 2016

(unaudited)

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

*	Percentage rounds to less than 0.1% or (0.1)%.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2016

Transamerica Bond

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Principal	Value
ASSET-BACKED SECURITIES - 8.5%
Cayman Islands - 1.2%
AIM Aviation Finance, Ltd. Series 2015-1A, Class A1, 4.21% (A), 02/15/2040 (B)	$ 2,713,333	$ 2,699,766

United States - 7.3%
AMPLIT Trust Series 2015-A, Class A, 5.00%, 09/15/2021 (B)	1,420,654	1,424,732
CAM Mortgage Trust Series 2016-1, Class A, 4.00% (A), 01/15/2056 (B)	282,717	281,395
CPS Auto Receivables Trust
Series 2014-D, Class C,
4.35%, 11/16/2020 (B)	1,030,000	1,041,556
Series 2016-C, Class D,
5.92%, 06/15/2022 (B)	825,000	859,842
CWABS Asset-Backed Certificates Trust Series 2004-13, Class AF5B, 4.90% (A), 05/25/2035	481,672	491,794
DT Auto Owner Trust Series 2016-1A, Class D, 4.66%, 12/15/2022 (B)	250,000	255,640
First Investors Auto Owner Trust
Series 2014-3A, Class D,
3.85%, 02/15/2022 (B)	725,000	736,020
Series 2016-2A, Class D,
3.35%, 11/15/2022 (B)	200,000	199,588
Flagship Credit Auto Trust Series 2015-1, Class C, 3.76%, 06/15/2021 (B)	1,400,000	1,402,661
GE Accounts Receivable Funding Series 2010-3, Class TSTC, 6.99%, 08/24/2017 (C) (D) (E)	2,000,000	2,000,000
Home Partners of America Trust Series 2016-1, Class D, 3.83% (A), 03/17/2033 (B)	1,000,000	1,012,221
NYMT Residential LLC Series 2016-RP1A, Class A, 4.00% (A), 03/25/2021 (B)	299,036	298,632
OneMain Financial Issuance Trust
Series 2015-2A, Class B,
3.10%, 07/18/2025 (B)	1,015,000	1,010,445
Series 2015-3A, Class B,
4.16%, 11/20/2028 (B)	980,000	967,967
RCO Depositor II LLC Series 2015-2A, Class A, 4.50% (A), 11/25/2045 (B)	1,021,168	1,020,206
RCO Mortgage LLC Series 2016-1, Class A, 4.50% (A), 11/25/2047	360,482	362,057
SoFi Professional Loan Program LLC
Series 2015-D, Class B,
3.59%, 10/26/2037 (B)	1,470,000	1,496,390
Series 2016-C, Class B,
3.35% (A), 05/25/2037 (B)	240,000	241,900
TAL Advantage V LLC Series 2014-3A, Class A, 3.27%, 11/21/2039 (B)	1,147,833	1,111,348

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
VOLT XXX LLC Series 2015-NPL1, Class A1, 3.63% (A), 10/25/2057 (B)	$ 172,894	$ 172,941

		16,387,335

Total Asset-Backed Securities (Cost $18,864,063)		19,087,101

CONVERTIBLE BONDS - 3.0%
United States - 3.0%
BioMarin Pharmaceutical, Inc. 1.50%, 10/15/2020	1,159,000	1,350,235
Brookdale Senior Living, Inc. 2.75%, 06/15/2018	565,000	549,816
Cypress Semiconductor Corp. 4.50%, 01/15/2022 (B)	335,000	351,541
Impax Laboratories, Inc. 2.00%, 06/15/2022	30,000	26,025
Ionis Pharmaceuticals, Inc. 1.00%, 11/15/2021	870,000	712,312
Liberty Media Corp. 2.25%, 09/30/2046 (B)	560,000	575,750
Micron Technology, Inc. Series G, 3.00%, 11/15/2043 (F)	165,000	145,509
Rovi Corp. 0.50%, 03/01/2020	1,110,000	1,114,856
RWT Holdings, Inc. 5.63%, 11/15/2019	440,000	441,925
Viavi Solutions, Inc. 0.63%, 08/15/2033	405,000	402,469
Whiting Petroleum Corp. Series 2, 1.25%, 06/05/2020	1,254,000	1,156,031

Total Convertible Bonds (Cost $6,922,649)		6,826,469

CORPORATE DEBT SECURITIES - 59.9%
Argentina - 0.5%
Banco Hipotecario SA 24.73% (A), 01/12/2020 (B)	ARS 8,446,000	567,154
YPF SA 26.33% (A), 07/07/2020 (B)	$ 400,000	448,000

		1,015,154

Austria - 0.3%
BRF GmbH 4.35%, 09/29/2026 (B)	665,000	643,055
OGX Austria GmbH
8.38%, 04/01/2022 (B) (E) (G)	6,100,000	61
8.50%, 06/01/2018 (B) (E) (G)	600,000	6

		643,122

Bermuda - 0.1%
Aircastle, Ltd. 5.50%, 02/15/2022	145,000	155,513

Canada - 2.2%
Baytex Energy Corp.
5.13%, 06/01/2021 (B)	20,000	16,850
5.63%, 06/01/2024 (B)	290,000	233,450

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Canada (continued)
Canadian Natural Resources, Ltd. 3.90%, 02/01/2025	$ 105,000	$ 107,101
MEG Energy Corp. 6.38%, 01/30/2023 (B)	555,000	457,875
Pacific Exploration and Production Corp.
5.13%, 03/28/2023 (B) (G)	150,000	30,000
5.63%, 01/19/2025 (B) (G)	2,635,000	527,000
Valeant Pharmaceuticals International, Inc.
5.50%, 03/01/2023 (B)	270,000	211,950
6.38%, 10/15/2020 (B)	3,900,000	3,363,750

		4,947,976

Colombia - 0.4%
Ecopetrol SA 5.88%, 05/28/2045	1,025,000	904,562

France - 1.8%
Credit Agricole SA 4.38%, 03/17/2025 (B)	1,670,000	1,704,455
Societe Generale SA 4.25%, 04/14/2025 (B)	2,235,000	2,221,729

		3,926,184

Italy - 1.1%
Enel SpA 8.75% (A), 09/24/2073 (B)	1,208,000	1,409,736
Intesa Sanpaolo SpA 5.02%, 06/26/2024 (B)	1,200,000	1,113,577

		2,523,313

Luxembourg - 0.4%
Cosan Luxembourg SA 7.00%, 01/20/2027 (B)	530,000	549,875
Ultrapar International SA 5.25%, 10/06/2026 (B)	425,000	431,332

		981,207

Mexico - 2.4%
America Movil SAB de CV 8.46%, 12/18/2036	MXN 47,400,000	2,422,463
Cemex SAB de CV 7.75%, 04/16/2026 (B) (F)	$ 1,060,000	1,187,836
Petroleos Mexicanos 7.47%, 11/12/2026	MXN 22,025,500	1,030,360
Unifin Financiera SAB de CV SOFOM ENR 7.25%, 09/27/2023 (B)	$ 655,000	659,258

		5,299,917

Multi-National - 0.4%
JBS USA LUX SA / JBS USA Finance, Inc.
5.75%, 06/15/2025 (B)	945,000	926,100
7.25%, 06/01/2021 (B)	60,000	61,500

		987,600

Netherlands - 3.8%
ABN AMRO Bank NV 4.75%, 07/28/2025 (B)	1,080,000	1,134,529

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Netherlands (continued)
Embraer Netherlands Finance BV 5.05%, 06/15/2025	$ 720,000	$ 721,800
ING Bank NV 5.80%, 09/25/2023 (B)	1,490,000	1,675,620
Koninklijke Ahold Delhaize NV 5.70%, 10/01/2040	1,395,000	1,657,736
Petrobras Global Finance BV
6.25%, 03/17/2024	1,430,000	1,413,555
6.75%, 01/27/2041	1,480,000	1,311,206
6.88%, 01/20/2040	730,000	653,350

		8,567,796

Spain - 0.3%
Santander Issuances SAU 5.18%, 11/19/2025	600,000	621,611

United Kingdom - 1.9%
Barclays PLC 4.38%, 09/11/2024	1,685,000	1,691,777
Lloyds Banking Group PLC
4.50%, 11/04/2024	435,000	449,278
4.58%, 12/10/2025 (B)	228,000	231,685
4.65%, 03/24/2026	420,000	432,296
Royal Bank of Scotland Group PLC 5.13%, 05/28/2024	560,000	554,428
Standard Chartered PLC 4.30%, 02/19/2027 (B)	1,015,000	1,003,766

		4,363,230

United States - 44.3%
Air Lease Corp. 4.25%, 09/15/2024	1,865,000	1,969,179
Alcatel-Lucent USA, Inc. 6.50%, 01/15/2028	1,865,000	1,986,225
American Airlines Pass-Through Trust
3.70%, 11/01/2024	1,040,868	1,025,255
4.38%, 04/01/2024	694,052	698,356
Arconic, Inc.
5.90%, 02/01/2027	485,000	511,525
6.75%, 01/15/2028	570,000	622,725
AT&T, Inc.
4.35%, 06/15/2045	85,000	77,976
4.50%, 03/09/2048 (B)	1,050,000	984,784
4.75%, 05/15/2046	195,000	190,822
Avnet, Inc. 4.63%, 04/15/2026	1,075,000	1,097,139
Bank of America Corp. 4.25%, 10/22/2026, MTN	1,599,000	1,680,085
Brixmor Operating Partnership, LP
3.25%, 09/15/2023	735,000	734,047
4.13%, 06/15/2026	400,000	410,907
Bruce Mansfield Pass-Through Trust 6.85%, 06/01/2034 (E)	1,480,381	777,200
CBRE Services, Inc. 4.88%, 03/01/2026	1,625,000	1,699,459
CCO Holdings LLC / CCO Holdings Capital Corp. 5.13%, 05/01/2023 (B)	1,070,000	1,104,775

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
Charter Communications Operating LLC / Charter Communications Operating Capital 6.48%, 10/23/2045 (B)	$ 1,110,000	$ 1,300,753
Chesapeake Energy Corp.
4.88%, 04/15/2022 (F)	260,000	221,000
5.75%, 03/15/2023 (F)	35,000	30,275
Cimarex Energy Co. 4.38%, 06/01/2024	335,000	353,063
Continental Airlines Pass-Through Trust 5.50%, 04/29/2022	609,455	639,928
Continental Resources, Inc. 3.80%, 06/01/2024	1,250,000	1,150,000
Cox Communications, Inc. 3.85%, 02/01/2025 (B)	1,685,000	1,710,083
CVS Pass-Through Trust
4.70%, 01/10/2036 (B)	2,600,559	2,777,411
Devon Energy Corp.
5.85%, 12/15/2025 (F)	1,470,000	1,685,005
Diamond 1 Finance Corp. / Diamond 2 Finance Corp.
6.02%, 06/15/2026 (B)	2,095,000	2,283,665
Energy Transfer Partners, LP
4.05%, 03/15/2025	1,710,000	1,689,056
EnLink Midstream Partners, LP
4.15%, 06/01/2025	160,000	155,901
4.40%, 04/01/2024	105,000	104,460
Express Scripts Holding Co.
3.40%, 03/01/2027	2,130,000	2,091,130
Ford Motor Credit Co. LLC
4.39%, 01/08/2026, MTN	1,070,000	1,126,645
Forethought Financial Group, Inc.
8.63%, 04/15/2021 (B) (E)	705,000	803,978
Freeport-McMoRan, Inc.
4.55%, 11/14/2024 (F)	370,000	339,475
General Electric Co.
5.00% (A), 01/21/2021 (H)	315,000	333,711
General Motors Co.
5.20%, 04/01/2045	205,000	209,014
General Motors Financial Co., Inc.
5.25%, 03/01/2026	4,225,000	4,601,342
Glencore Funding LLC
4.63%, 04/29/2024 (B)	1,670,000	1,697,889
HCA, Inc.
7.05%, 12/01/2027	180,000	192,150
7.58%, 09/15/2025, MTN	1,020,000	1,137,300
7.69%, 06/15/2025	340,000	380,800
7.75%, 07/15/2036, MTN	125,000	136,250
Hewlett Packard Enterprise Co.
5.15%, 10/15/2025 (B)	1,580,000	1,687,209
Icahn Enterprises, LP / Icahn Enterprises Finance Corp.
5.88%, 02/01/2022	595,000	565,994
IFM US Colonial Pipeline 2 LLC
6.45%, 05/01/2021 (B)	2,300,000	2,594,612
International Lease Finance Corp.
4.63%, 04/15/2021	2,395,000	2,499,781

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
INVISTA Finance LLC
4.25%, 10/15/2019 (B)	$ 3,725,000	$ 3,733,899
Jabil Circuit, Inc.
4.70%, 09/15/2022	1,090,000	1,133,600
Jefferies Group LLC
6.25%, 01/15/2036	1,635,000	1,669,340
Keysight Technologies, Inc.
4.55%, 10/30/2024	1,085,000	1,106,888
Kinder Morgan, Inc.
4.30%, 06/01/2025 (F)	1,630,000	1,694,077
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.
5.88%, 08/01/2021 (B)	925,000	878,750
LafargeHolcim Finance US LLC
3.50%, 09/22/2026 (B)	200,000	201,086
Level 3 Financing, Inc.
5.38%, 08/15/2022	65,000	66,788
Mackinaw Power LLC
6.30%, 10/31/2023 (B) (E)	687,800	762,076
Masco Corp.
6.50%, 08/15/2032	895,000	997,925
7.75%, 08/01/2029	415,000	502,150
Morgan Stanley
4.35%, 09/08/2026, MTN	3,175,000	3,370,882
8.00%, 05/09/2017, MTN	AUD 1,405,000	1,097,613
New York Life Global Funding
1.50%, 10/24/2019 (B)	$ 2,220,000	2,220,460
Newfield Exploration Co.
5.38%, 01/01/2026	605,000	621,637
5.63%, 07/01/2024	525,000	546,000
Nuance Communications, Inc.
1.00%, 12/15/2035 (B)	525,000	455,109
Oasis Petroleum, Inc.
6.88%, 03/15/2022 (F)	265,000	262,350
Old Republic International Corp.
3.88%, 08/26/2026	855,000	838,126
4.88%, 10/01/2024	800,000	854,126
Owens Corning
4.20%, 12/01/2024	1,290,000	1,363,991
7.00%, 12/01/2036	705,000	875,102
PepsiCo, Inc.
1.35%, 10/04/2019 (F)	2,215,000	2,213,897
QEP Resources, Inc.
5.25%, 05/01/2023	228,000	224,010
Quicken Loans, Inc.
5.75%, 05/01/2025 (B)	1,125,000	1,110,937
Retail Opportunity Investments Partnership, LP
4.00%, 12/15/2024	1,980,000	1,975,456
Rialto Holdings LLC / Rialto Corp.
7.00%, 12/01/2018 (B)	880,000	891,000
Rice Energy, Inc.
6.25%, 05/01/2022	430,000	437,525
Sabine Pass Liquefaction LLC
5.88%, 06/30/2026 (B)	515,000	555,015
Santander Holdings USA, Inc.
4.50%, 07/17/2025	2,178,000	2,223,605

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United States (continued)
SM Energy Co.
5.00%, 01/15/2024 (F)	$ 450,000	$ 418,500
5.63%, 06/01/2025	205,000	195,263
Solvay Finance America LLC
4.45%, 12/03/2025 (B)	400,000	429,154
Southwestern Energy Co.
4.10%, 03/15/2022 (F)	625,000	559,375
Spirit AeroSystems, Inc.
3.85%, 06/15/2026	155,000	158,222
Targa Resources Partners, LP / Targa Resources Partners Finance Corp.
6.38%, 08/01/2022	760,000	782,800
Time Warner Cable LLC
4.50%, 09/15/2042	590,000	554,825
5.50%, 09/01/2041	1,080,000	1,141,049
UAL Pass-Through Trust
6.64%, 01/02/2024	2,032,332	2,169,514
Universal Health Services, Inc.
4.75%, 08/01/2022 (B)	440,000	451,880
5.00%, 06/01/2026 (B)	1,735,000	1,800,062
Viacom, Inc.
5.85%, 09/01/2043	285,000	319,606
Westlake Chemical Corp.
3.60%, 08/15/2026 (B)	1,455,000	1,454,575
Weyerhaeuser Co.
6.88%, 12/15/2033	1,330,000	1,715,712
Whiting Petroleum Corp. 5.75%, 03/15/2021 (F)	610,000	565,775
Williams Partners, LP / ACMP Finance Corp. 4.88%, 03/15/2024	1,690,000	1,732,559

		99,400,630

Total Corporate Debt Securities (Cost $138,348,432)		134,337,815

FOREIGN GOVERNMENT OBLIGATIONS - 6.4%
Argentina - 0.5%
Provincia de Buenos Aires 5.75%, 06/15/2019 (B)	1,075,000	1,101,875

Canada - 2.2%
Province of Ontario 2.00%, 01/30/2019	4,945,000	5,018,037

Mexico - 1.5%
Mexico Bonos Series M, 6.50%, 06/10/2021	MXN 61,000,000	3,298,496

Supranational - 2.2%
European Bank for Reconstruction & Development 6.40%, 03/04/2019, MTN	INR 62,950,000	951,949
International Bank for Reconstruction & Development 4.50%, 08/03/2017	COP 7,020,000,000	2,289,197

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Supranational (continued)
International Finance Corp. 7.80%, 06/03/2019, MTN	INR 109,890,000	$ 1,710,594

		4,951,740

Total Foreign Government Obligations (Cost $15,959,866)		14,370,148

LOAN ASSIGNMENTS - 1.2%
United States - 1.2%
Chemours Co. Term Loan B, 3.75% (A), 05/12/2022	$ 1,020,895	1,008,645
Chesapeake Energy Corp. Term Loan, 8.50% (A), 08/23/2021	1,556,305	1,659,021

Total Loan Assignments (Cost $2,573,158)		2,667,666

MORTGAGE-BACKED SECURITIES - 6.2%
United States - 6.2%
Alternative Loan Trust
Series 2003-20CB, Class 2A1,
5.75%, 10/25/2033	599,164	616,975
Series 2003-22CB, Class 1A1,
5.75%, 12/25/2033	333,830	341,574
Series 2003-9T1, Class A7,
5.50%, 07/25/2033	582,824	578,857
Series 2004-J3, Class 1A1,
5.50%, 04/25/2034	521,248	529,438
Banc of America Funding Trust Series 2005-7, Class 3A1, 5.75%, 11/25/2035	717,506	735,063
CHL Mortgage Pass-Through Trust Series 2005-11, Class 4A1, 0.80% (A), 04/25/2035	462,144	362,774
Citigroup Mortgage Loan Trust Series 2015-2, Class 1A1, 0.73% (A), 06/25/2047 (B)	1,517,116	1,310,377
COMM Mortgage Trust Series 2016-SAVA, Class C, 3.55% (A), 10/15/2034 (B) (I)	670,000	670,000
Credit Suisse First Boston Mortgage Securities Corp. Series 2003-27, Class 4A4, 5.75%, 11/25/2033	118,948	124,245
GMACM Mortgage Loan Trust Series 2005-AR4, Class 3A1, 3.55% (A), 07/19/2035	720,733	648,062
GS Mortgage Securities Trust Series 2007-GG10, Class AM, 5.79% (A), 08/10/2045	1,180,000	1,138,874
GSR Mortgage Loan Trust Series 2004-14, Class 5A1, 3.20% (A), 12/25/2034	779,276	772,502
Independent National Mortgage Corp. Index Mortgage Loan Trust Series 2005-16IP, Class A1, 1.17% (A), 07/25/2045	202,847	169,575

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
JPMorgan Chase Commercial Mortgage Securities Trust Series 2010-C1, Class C, 6.14% (A), 06/15/2043 (B) (E)	$ 1,211,000	$ 1,156,161
JPMorgan Mortgage Trust Series 2005-A1, Class 6T1, 3.11% (A), 02/25/2035	464,455	456,905
MASTR Alternative Loan Trust
Series 2003-9, Class 4A1,
5.25%, 11/25/2033	461,235	470,855
Series 2004-5, Class 2A1,
6.00%, 06/25/2034	495,743	505,693
Structured Asset Securities Corp. Mortgage Pass-Through Certificates Series 2004-20, Class 8A7, 5.75%, 11/25/2034	930,700	942,929
UBS-Barclays Commercial Mortgage Trust Series 2012-C2, Class D, 5.04% (A), 05/10/2063 (B)	345,000	344,620
VOLT LI LLC Series 2016-NP11, Class A1, 3.50% (A), 10/25/2046 (B)	670,000	670,000
WFRBS Commercial Mortgage Trust
Series 2011-C2, Class D,
5.60% (A), 02/15/2044 (B)	635,000	665,553
Series 2012-C7, Class E,
4.84% (A), 06/15/2045 (B)	840,000	821,928

Total Mortgage-Backed Securities (Cost $13,980,038)		14,032,960

U.S. GOVERNMENT AGENCY OBLIGATIONS - 1.1%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
3.83% (A), 10/25/2027	1,000,000	1,025,480
4.78% (A), 11/25/2023	1,350,000	1,421,404

Total U.S. Government Agency Obligations (Cost $2,309,108)		2,446,884

U.S. GOVERNMENT OBLIGATIONS - 6.4%
U.S. Treasury - 6.4%
U.S. Treasury Note
0.88%, 05/15/2017	9,505,000	9,521,339
1.00%, 05/31/2018	4,750,000	4,763,172

Total U.S. Government Obligations (Cost $14,279,418)		14,284,511

	Shares	Value
COMMON STOCKS - 0.9%
Brazil - 0.0% (J)
OGX Petroleo e Gas SA, ADR (K)	106,674	84,059

United States - 0.9%
Bristol-Myers Squibb Co.	16,527	841,390
Whiting Petroleum Corp. (F) (K)	137,893	1,136,238

		1,977,628

Total Common Stocks (Cost $2,554,143)		2,061,687

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 1.2%
Bermuda - 0.3%
Bunge, Ltd. 4.88%	5,983	$ 581,189

Ireland - 0.2%
Allergan PLC Series A, 5.50%	667	512,923

United States - 0.7%
Belden, Inc. 6.75%	4,000	385,920
Chesapeake Energy Corp. 5.75%	1,385	675,880
Wells Fargo & Co. Series L, Class A, 7.50%	432	563,760

		1,625,560

Total Convertible Preferred Stocks (Cost $2,850,111)		2,719,672

SECURITIES LENDING COLLATERAL - 3.8%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.27% (L)	8,544,929	8,544,929

Total Securities Lending Collateral (Cost $8,544,929)		8,544,929

	Principal	Value
REPURCHASE AGREEMENT - 4.5%
State Street Bank & Trust Co. 0.03% (L), dated 10/31/2016, to be repurchased at $10,081,304 on 11/01/2016. Collateralized by a U.S. Government Agency Obligation, 1.00%, due on 05/10/2018, and with a value of $10,285,650.	$ 10,081,296	10,081,296

Total Repurchase Agreement (Cost $10,081,296)		10,081,296

Total Investments (Cost $237,267,211) (M)		231,461,138
Net Other Assets (Liabilities) - (3.1)%		(7,046,322)

Net Assets - 100.0%		$ 224,414,816

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Oil, Gas & Consumable Fuels	12.2%	$28,299,180
Asset-Backed Securities	8.2	19,087,101
Banks	7.7	17,869,355
Foreign Government Obligations	6.2	14,370,148
U.S. Government Obligations	6.2	14,284,511
Mortgage-Backed Securities	6.1	14,032,960
Health Care Providers & Services	2.9	6,739,388
Media	2.9	6,706,841
Consumer Finance	2.5	5,727,987
Diversified Financial Services	2.3	5,326,204
Pharmaceuticals	2.1	4,956,038
Equity Real Estate Investment Trusts	2.1	4,836,122
Insurance	2.0	4,716,690
Trading Companies & Distributors	2.0	4,624,473
Airlines	2.0	4,533,053
Capital Markets	1.9	4,468,495
Food & Staples Retailing	1.9	4,435,147
Technology Hardware, Storage & Peripherals	1.7	3,970,874
Building Products	1.6	3,739,168
Textiles, Apparel & Luxury Goods	1.6	3,733,899
Electronic Equipment, Instruments & Components	1.6	3,723,547
Chemicals	1.3	2,892,374
Food Products	1.2	2,761,719
Real Estate Management & Development	1.1	2,590,459
U.S. Government Agency Obligations	1.1	2,446,884
Wireless Telecommunication Services	1.1	2,422,463
Communications Equipment	1.0	2,388,694
Beverages	1.0	2,213,897
Electric Utilities	0.9	2,171,812
Biotechnology	0.9	2,062,547
Metals & Mining	0.9	2,037,364
Aerospace & Defense	0.9	2,014,272
Software	0.7	1,569,965
Construction Materials	0.6	1,388,922
Diversified Telecommunication Services	0.6	1,320,370
Independent Power & Renewable Electricity Producers	0.3	777,200
Energy Equipment & Services	0.2	555,015
Semiconductors & Semiconductor Equipment	0.2	497,050
Industrial Conglomerates	0.1	333,711
Automobiles	0.1	209,014

Investments, at Value	91.9	212,834,913
Short-Term Investments	8.1	18,626,225

Total Investments	100.0%	$231,461,138

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

SECURITY VALUATION:

Valuation Inputs (N)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (O)	Value
ASSETS
Investments
Asset-Backed Securities	$—	$17,087,101	$2,000,000	$19,087,101
Convertible Bonds	—	6,826,469	—	6,826,469
Corporate Debt Securities	—	134,337,815	—	134,337,815
Foreign Government Obligations	—	14,370,148	—	14,370,148
Loan Assignments	—	2,667,666	—	2,667,666
Mortgage-Backed Securities	—	14,032,960	—	14,032,960
U.S. Government Agency Obligations	—	2,446,884	—	2,446,884
U.S. Government Obligations	—	14,284,511	—	14,284,511
Common Stocks	2,061,687	—	—	2,061,687
Convertible Preferred Stocks	2,719,672	—	—	2,719,672
Securities Lending Collateral	8,544,929	—	—	8,544,929
Repurchase Agreement	—	10,081,296	—	10,081,296

Total Investments	$13,326,288	$216,134,850	$2,000,000	$231,461,138

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of October 31, 2016.
(B)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, the total value of 144A securities is $76,600,366, representing 34.1% of the Fund’s net assets.
(C)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2016, value of the security is $2,000,000, representing 0.9% of the Fund’s net assets.
(D)	Security is Level 3 of the fair value hierarchy.
(E)	Illiquid securities. At October 31, 2016, total value of illiquid securities is $5,499,482, representing 2.5% of the Fund’s net assets.
(F)	All or a portion of the securities are on loan. The total value of all securities on loan is $8,355,047. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(G)	Securities in default.
(H)	Perpetual maturity. The date displayed is the next call date.
(I)	Security on a when-issued, delayed-delivery, or forward commitment basis. Security to be settled and delivered after October 31, 2016.
(J)	Percentage rounds to less than 0.1% or (0.1)%.
(K)	Non-income producing securities.
(L)	Rates disclosed reflect the yields at October 31, 2016.
(M)	Aggregate cost for federal income tax purposes is $237,308,844. Aggregate gross unrealized appreciation and depreciation for all securities is $8,637,241 and $14,484,947, respectively. Net unrealized depreciation for tax purposes is $5,847,706.
(N)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(O)	Level 3 securities were not considered significant to the Fund.

CURRENCY ABBREVIATIONS:

ARS	Argentine Peso
AUD	Australian Dollar
COP	Columbian Peso
INR	Indian Rupee
MXN	Mexican Peso

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Capital Growth

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Shares	Value
COMMON STOCKS - 91.9%
Aerospace & Defense - 0.3%
United Technologies Corp.	18,292	$ 1,869,442

Automobiles - 4.4%
Tesla Motors, Inc. (A)	143,689	28,411,626

Biotechnology - 0.7%
Alnylam Pharmaceuticals, Inc. (A) (B)	34,931	1,243,544
Intrexon Corp. (A) (B)	84,806	2,213,437
Juno Therapeutics, Inc. (A)	43,218	1,049,765

		4,506,746

Capital Markets - 4.8%
S&P Global, Inc.	258,074	31,446,317

Food Products - 2.8%
Mead Johnson Nutrition Co., Class A	242,255	18,113,406

Health Care Equipment & Supplies - 5.3%
DexCom, Inc. (A)	37,491	2,933,296
Intuitive Surgical, Inc. (A)	46,904	31,523,240

		34,456,536

Health Care Technology - 2.4%
athenahealth, Inc. (A) (B)	150,688	15,569,084

Hotels, Restaurants & Leisure - 0.9%
Chipotle Mexican Grill, Inc., Class A (A) (B)	16,065	5,795,609

Internet & Direct Marketing Retail - 14.6%
Amazon.com, Inc. (A)	75,362	59,522,415
JD.com, Inc., ADR (A)	250,986	6,513,087
Netflix, Inc. (A)	90,838	11,342,941
Priceline Group, Inc. (A)	11,836	17,448,986

		94,827,429

Internet Software & Services - 19.8%
Alibaba Group Holding, Ltd., ADR (A)	63,774	6,485,178
Alphabet, Inc., Class C (A)	53,124	41,677,903
Facebook, Inc., Class A (A)	445,615	58,371,109
Tencent Holdings, Ltd.	243,000	6,448,208
Twitter, Inc. (A)	877,284	15,747,248

		128,729,646

IT Services - 8.0%
MasterCard, Inc., Class A	297,450	31,833,099
Visa, Inc., Class A	240,799	19,868,326

		51,701,425

Life Sciences Tools & Services - 4.8%
Illumina, Inc. (A)	228,084	31,051,356

Pharmaceuticals - 2.8%
Zoetis, Inc., Class A	376,951	18,018,258

Semiconductors & Semiconductor Equipment - 1.5%
NVIDIA Corp.	138,191	9,833,672

Software - 13.3%
Activision Blizzard, Inc.	151,733	6,550,314
Mobileye NV (A)	87,256	3,244,178
salesforce.com, Inc. (A)	419,640	31,540,142
ServiceNow, Inc. (A)	40,404	3,551,916
Splunk, Inc. (A)	159,933	9,626,367
Workday, Inc., Class A (A)	363,121	31,475,328

		85,988,245

Technology Hardware, Storage & Peripherals - 2.7%
Apple, Inc.	155,858	17,696,117

	Shares	Value
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods - 2.8%
Michael Kors Holdings, Ltd. (A)	237,504	$ 12,060,453
Under Armour, Inc., Class A (A) (B)	203,289	6,322,288

		18,382,741

Total Common Stocks (Cost $374,051,694)		596,397,655

	Number of Contracts	Value
OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS PURCHASED - 0.0% (C) (D)
Call - USD vs. CNY (E) Exercise Price $8 Expiration Date 12/01/2016, RBS	118,343,894	118

Total Over-the-Counter Foreign Exchange Options Purchased (Cost $547,033)		118

	Shares	Value
SECURITIES LENDING COLLATERAL - 4.3%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.27% (F)	27,783,858	27,783,858

Total Securities Lending Collateral (Cost $27,783,858)		27,783,858

	Principal	Value
REPURCHASE AGREEMENT - 8.0%
State Street Bank & Trust Co. 0.03% (F), dated 10/31/2016, to be repurchased at $51,636,812 on 11/01/2016. Collateralized by a U.S. Government Obligation and a U.S. Government Agency Obligation, 0.61% - 1.00%, due 01/31/2018 - 05/10/2018, and with a total value of $52,674,213.	$ 51,636,769	51,636,769

Total Repurchase Agreement (Cost $51,636,769)		51,636,769

Total Investments (Cost $454,019,354) (G)		675,818,400
Net Other Assets (Liabilities) - (4.2)%		(27,445,859)

Net Assets - 100.0%		$ 648,372,541

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Capital Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

SECURITY VALUATION:

Valuation Inputs (H)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$589,949,447	$6,448,208	$—	$596,397,655
Over-the-Counter Foreign Exchange Options Purchased	—	118	—	118
Securities Lending Collateral	27,783,858	—	—	27,783,858
Repurchase Agreement	—	51,636,769	—	51,636,769

Total Investments	$617,733,305	$58,085,095	$—	$675,818,400

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $27,203,843. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Cash in the amount of $80,000 has been segregated by the broker as collateral for open options contracts.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	Illiquid derivative. At October 31, 2016, value of the illiquid derivative is $118, representing less than 0.1% of the Fund’s net assets.
(F)	Rates disclosed reflect the yields at October 31, 2016.
(G)	Aggregate cost for federal income tax purposes is $457,687,653. Aggregate gross unrealized appreciation and depreciation for all securities is $248,804,074 and $30,673,327, respectively. Net unrealized appreciation for tax purposes is $218,130,747.
(H)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

CURRENCY ABBREVIATIONS:

CNY	Chinese Yuan Renminbi
USD	United States Dollar

COUNTERPARTY ABBREVIATION:

RBS	Royal Bank of Scotland PLC

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Concentrated Growth

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Shares	Value
COMMON STOCKS - 98.6%
Aerospace & Defense - 3.1%
United Technologies Corp.	75,877	$ 7,754,629

Biotechnology - 7.9%
BioMarin Pharmaceutical, Inc. (A)	96,089	7,737,086
Gilead Sciences, Inc.	69,259	5,099,540
Incyte Corp. (A)	78,966	6,867,673

		19,704,299

Capital Markets - 6.5%
BlackRock, Inc., Class A	22,032	7,518,200
Charles Schwab Corp.	268,405	8,508,438

		16,026,638

Chemicals - 5.4%
Albemarle Corp.	82,140	6,862,797
Praxair, Inc.	55,829	6,535,343

		13,398,140

Distributors - 3.4%
LKQ Corp. (A)	261,704	8,447,805

Electrical Equipment - 1.8%
Acuity Brands, Inc.	20,419	4,565,076

Electronic Equipment, Instruments & Components - 3.0%
Amphenol Corp., Class A	113,343	7,472,704

Equity Real Estate Investment Trusts - 4.0%
American Tower Corp., Class A	84,204	9,867,867

Health Care Equipment & Supplies - 7.0%
Cooper Cos., Inc.	49,371	8,691,271
Danaher Corp.	111,164	8,731,932

		17,423,203

Health Care Technology - 3.5%
Cerner Corp. (A)	149,343	8,748,513

Household Products - 3.6%
Colgate-Palmolive Co.	125,796	8,976,803

Internet Software & Services - 12.1%
Akamai Technologies, Inc. (A)	105,435	7,324,570
Alphabet, Inc., Class A (A)	14,986	12,137,161
Facebook, Inc., Class A (A)	81,563	10,683,937

		30,145,668

IT Services - 12.1%
Accenture PLC, Class A	76,113	8,847,375

	Shares	Value
COMMON STOCKS (continued)
IT Services (continued)
Fiserv, Inc. (A)	114,745	$ 11,300,088
Visa, Inc., Class A	120,114	9,910,606

		30,058,069

Oil, Gas & Consumable Fuels - 6.1%
Enbridge, Inc.	179,799	7,761,923
EOG Resources, Inc.	81,116	7,334,509

		15,096,432

Pharmaceuticals - 3.5%
Roche Holding AG, ADR	301,505	8,645,656

Professional Services - 3.3%
Verisk Analytics, Inc., Class A (A)	99,125	8,083,644

Software - 3.0%
Adobe Systems, Inc. (A)	69,672	7,490,437

Technology Hardware, Storage & Peripherals - 3.9%
Apple, Inc.	85,549	9,713,233

Textiles, Apparel & Luxury Goods - 5.4%
Hanesbrands, Inc.	301,431	7,746,777
NIKE, Inc., Class B	114,141	5,727,595

		13,474,372

Total Common Stocks (Cost $221,867,657)		245,093,188

	Principal	Value
REPURCHASE AGREEMENT - 1.4%
State Street Bank & Trust Co. 0.03% (B), dated 10/31/2016, to be repurchased at $3,578,650 on 11/01/2016. Collateralized by a U.S. Government Agency Obligation, 1.00%, due 09/27/2017, and with a value of $3,653,175.	$ 3,578,647	3,578,647

Total Repurchase Agreement (Cost $3,578,647)		3,578,647

Total Investments (Cost $225,446,304) (C)		248,671,835
Net Other Assets (Liabilities) - (0.0)% (D)		(5,856)

Net Assets - 100.0%		$ 248,665,979

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$245,093,188	$—	$—	$245,093,188
Repurchase Agreement	—	3,578,647	—	3,578,647

Total Investments	$245,093,188	$3,578,647	$—	$248,671,835

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Concentrated Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Rate disclosed reflects the yield at October 31, 2016.
(C)	Aggregate cost for federal income tax purposes is $225,617,385. Aggregate gross unrealized appreciation and depreciation for all securities is $27,475,262 and $4,420,812, respectively. Net unrealized appreciation for tax purposes is $23,054,450.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Dividend Focused

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Shares	Value
COMMON STOCKS - 97.4%
Aerospace & Defense - 5.4%
General Dynamics Corp.	77,245	$ 11,643,911
Raytheon Co.	143,713	19,632,633
United Technologies Corp.	109,000	11,139,800

		42,416,344

Airlines - 2.2%
Southwest Airlines Co.	421,896	16,896,935

Auto Components - 0.2%
Adient PLC (A)	35,439	1,612,829

Banks - 15.1%
Bank of America Corp.	2,075,371	34,243,621
Comerica, Inc., Class A	194,600	10,136,714
JPMorgan Chase & Co.	401,372	27,799,025
PNC Financial Services Group, Inc.	141,028	13,482,277
Wells Fargo & Co.	700,429	32,226,738

		117,888,375

Building Products - 1.8%
Johnson Controls International PLC	354,397	14,289,287

Capital Markets - 4.5%
Ameriprise Financial, Inc.	128,829	11,387,195
State Street Corp.	337,081	23,666,457

		35,053,652

Chemicals - 0.0% (B)
AdvanSix, Inc. (A)	2,718	43,379

Construction Materials - 0.7%
CRH PLC, ADR	159,696	5,158,181

Consumer Finance - 1.4%
American Express Co.	158,564	10,531,821

Containers & Packaging - 1.1%
International Paper Co.	184,328	8,300,290

Diversified Telecommunication Services - 4.8%
AT&T, Inc.	421,437	15,504,667
Verizon Communications, Inc.	449,232	21,608,059

		37,112,726

Electric Utilities - 2.6%
Entergy Corp., Class B	271,770	20,024,013

Food & Staples Retailing - 3.1%
Wal-Mart Stores, Inc.	349,489	24,471,220

Health Care Equipment & Supplies - 3.1%
Medtronic PLC	292,648	24,002,989

Health Care Providers & Services - 2.0%
Cardinal Health, Inc.	229,385	15,756,456

Household Durables - 0.9%
Whirlpool Corp.	49,100	7,356,162

Industrial Conglomerates - 1.0%
Honeywell International, Inc.	67,952	7,452,975

Insurance - 4.3%
Loews Corp.	424,322	18,258,576
XL Group, Ltd.	440,400	15,281,880

		33,540,456

IT Services - 2.6%
International Business Machines Corp.	132,300	20,333,187

Machinery - 2.7%
Stanley Black & Decker, Inc.	185,658	21,135,307

	Shares	Value
COMMON STOCKS (continued)
Metals & Mining - 0.8%
Rio Tinto PLC, ADR (C)	169,154	$ 5,895,017

Multiline Retail - 2.9%
Target Corp.	325,420	22,366,116

Oil, Gas & Consumable Fuels - 11.6%
BP PLC, ADR	709,834	25,234,599
ConocoPhillips	447,701	19,452,608
Occidental Petroleum Corp.	315,330	22,990,710
Phillips 66	275,184	22,331,182

		90,009,099

Pharmaceuticals - 14.0%
Johnson & Johnson	240,129	27,852,563
Merck & Co., Inc.	508,214	29,842,326
Pfizer, Inc.	936,566	29,698,508
Sanofi, ADR	561,700	21,844,513

		109,237,910

Road & Rail - 1.4%
Norfolk Southern Corp.	120,955	11,248,815

Specialty Retail - 1.7%
Gap, Inc., Class A (C)	477,296	13,168,597

Tobacco - 5.5%
Altria Group, Inc.	256,837	16,982,063
Philip Morris International, Inc.	265,353	25,590,643

		42,572,706

Total Common Stocks (Cost $680,305,656)		757,874,844

SECURITIES LENDING COLLATERAL - 1.8%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.27% (D)	14,161,356	14,161,356

Total Securities Lending Collateral (Cost $14,161,356)		14,161,356

	Principal	Value
REPURCHASE AGREEMENT - 2.5%
State Street Bank & Trust Co. 0.03% (D), dated 10/31/2016, to be repurchased at $19,148,223 on 11/01/2016. Collateralized by a U.S. Government Obligation and a U.S. Government Agency Obligation, 0.75% - 2.50%, due 06/30/2017 - 07/14/2017, and with a total value of $19,535,588.	$ 19,148,207	19,148,207

Total Repurchase Agreement (Cost $19,148,207)		19,148,207

Total Investments (Cost $713,615,219) (E)		791,184,407
Net Other Assets (Liabilities) - (1.7)%		(13,075,405)

Net Assets - 100.0%		$ 778,109,002

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Dividend Focused

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

SECURITY VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$757,874,844	$—	$—	$757,874,844
Securities Lending Collateral	14,161,356	—	—	14,161,356
Repurchase Agreement	—	19,148,207	—	19,148,207

Total Investments	$772,036,200	$19,148,207	$—	$791,184,407

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $13,819,659. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Rates disclosed reflect the yields at October 31, 2016.
(E)	Aggregate cost for federal income tax purposes is $714,074,574. Aggregate gross unrealized appreciation and depreciation for all securities is $92,701,935 and $15,592,102, respectively. Net unrealized appreciation for tax purposes is $77,109,833.
(F)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Dynamic Allocation

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.3%
International Equity Fund - 10.0%
iShares MSCI EAFE ETF (A)	35,107	$ 2,029,887

International Fixed Income Fund - 14.9%
Vanguard Total International Bond ETF (A)	54,943	3,037,249

U.S. Equity Funds - 59.5%
iShares Russell 1000 Growth ETF	49,481	5,034,197
iShares Russell 1000 Value ETF (A)	48,966	5,094,423
iShares Russell 2000 ETF (A)	16,817	1,992,814

		12,121,434

U.S. Fixed Income Fund - 14.9%
iShares Core U.S. Aggregate Bond ETF	27,319	3,040,605

Total Exchange-Traded Funds (Cost $19,237,458)		20,229,175

	Number of Contracts	Value
EXCHANGE-TRADED OPTIONS PURCHASED - 1.0%
Put - S&P 500® Exercise Price $1,725 Expiration Date 12/15/2017	3	16,620
Put - S&P 500® Exercise Price $1,750 Expiration Date 12/15/2017	5	28,750
Put - S&P 500® Exercise Price $1,800 Expiration Date 12/15/2017	6	40,200
Put - S&P 500® Exercise Price $1,850 Expiration Date 12/15/2017	8	62,400

	Number of Contracts	Value
EXCHANGE-TRADED OPTIONS PURCHASED (continued)
Put - S&P 500® Exercise Price $1,900 Expiration Date 12/15/2017	7	$ 63,280

Total Exchange-Traded Options Purchased (Cost $222,732)		211,250

	Shares	Value
SECURITIES LENDING COLLATERAL - 26.7%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.27% (B)	5,442,394	5,442,394

Total Securities Lending Collateral (Cost $5,442,394)		5,442,394

	Principal	Value
REPURCHASE AGREEMENT - 0.5%
State Street Bank & Trust Co. 0.03% (B), dated 10/31/2016, to be repurchased at $107,284 on 11/01/2016. Collateralized by a U.S. Government Obligation, 2.50%, due 06/30/2017, and with a value of $112,200.	$ 107,284	107,284

Total Repurchase Agreement (Cost $107,284)		107,284

Total Investments (Cost $25,009,868) (C)		25,990,103
Net Other Assets (Liabilities) - (27.5)%		(5,608,231)

Net Assets - 100.0%		$ 20,381,872

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$20,229,175	$—	$—	$20,229,175
Exchange-Traded Options Purchased	211,250	—	—	211,250
Securities Lending Collateral	5,442,394	—	—	5,442,394
Repurchase Agreement	—	107,284	—	107,284

Total Investments	$25,882,819	$107,284	$—	$25,990,103

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $5,329,564. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at October 31, 2016.
(C)	Aggregate cost for federal income tax purposes is $26,022,827. Net unrealized depreciation for tax purposes is $32,724.
(D)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Dynamic Income

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.9%
International Fixed Income Funds - 19.3%
VanEck Vectors Emerging Markets High Yield Bond ETF	1,248,122	$ 30,466,658
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF (A)	2,643,636	49,621,048

		80,087,706

U.S. Equity Funds - 23.0%
Global SuperDividend US ETF (A)	1,544,678	37,072,272
iShares Core High Dividend ETF (A)	738,205	58,524,892

		95,597,164

U.S. Fixed Income Funds - 49.8%
iShares 20+ Year Treasury Bond ETF (A)	309,422	40,611,637
iShares MBS ETF (A)	114,127	12,511,743
PowerShares Senior Loan Portfolio	142,821	3,310,591
SPDR Bloomberg Barclays Short Term High Yield Bond ETF (A)	2,961,714	81,387,901
Vanguard Long-Term Bond ETF	728,664	69,441,679

		207,263,551

U.S. Mixed Allocation Fund - 7.8%
Alerian MLP ETF (A)	2,666,333	32,609,253

Total Exchange-Traded Funds (Cost $413,606,815)		415,557,674

	Shares	Value
SECURITIES LENDING COLLATERAL - 19.9%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.27% (B)	82,993,430	$ 82,993,430

Total Securities Lending Collateral (Cost $82,993,430)		82,993,430

	Principal	Value
REPURCHASE AGREEMENT - 0.5%
State Street Bank & Trust Co. 0.03% (B), dated 10/31/2016, to be repurchased at $2,085,877 on 11/01/2016. Collateralized by a U.S. Government Obligation, 3.75%, due 11/15/2043, and with a value of $2,129,344.	$ 2,085,875	2,085,875

Total Repurchase Agreement (Cost $2,085,875)		2,085,875

Total Investments (Cost $498,686,120) (C)		500,636,979
Net Other Assets (Liabilities) - (20.3)%		(84,500,264)

Net Assets - 100.0%		$ 416,136,715

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$415,557,674	$—	$—	$415,557,674
Securities Lending Collateral	82,993,430	—	—	82,993,430
Repurchase Agreement	—	2,085,875	—	2,085,875

Total Investments	$498,551,104	$2,085,875	$—	$500,636,979

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $81,238,497. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at October 31, 2016.
(C)	Aggregate cost for federal income tax purposes is $521,806,195. Aggregate gross unrealized appreciation and depreciation for all securities is $15,901,684 and $37,070,900, respectively. Net unrealized depreciation for tax purposes is $21,169,216.
(D)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2016. See the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES - 31.7%
Argentina - 1.5%
Banco Hipotecario SA 9.75%, 11/30/2020 (A)	$ 3,585,000	$ 4,051,050
YPF SA
8.50%, 03/23/2021 (A)	3,135,000	3,447,560
8.50%, 07/28/2025 (A) (B)	2,265,000	2,468,850
8.88%, 12/19/2018 (A)	2,615,000	2,852,834

		12,820,294

Austria - 1.4%
Eldorado Intl. Finance GmbH 8.63%, 06/16/2021 (A) (B)	7,220,000	5,884,300
ESAL GMBH 6.25%, 02/05/2023 (A) (B)	2,725,000	2,622,812
JBS Investments GmbH 7.25%, 04/03/2024 (A)	2,950,000	2,979,500

		11,486,612

Barbados - 0.9%
Columbus Cable Barbados, Ltd. 7.38%, 03/30/2021 (A)	6,740,000	7,211,800

Bermuda - 2.7%
Digicel Group, Ltd. 7.13%, 04/01/2022 (A)	16,650,000	13,190,130
Tengizchevroil Finance Co. International, Ltd. 4.00%, 08/15/2026 (A)	10,200,000	9,833,596

		23,023,726

Canada - 1.1%
First Quantum Minerals, Ltd. 7.00%, 02/15/2021 (A)	7,395,000	7,020,628
Pacific Exploration and Production Corp.
5.63%, 01/19/2025 (A) (C)	5,840,000	1,168,000
5.63%, 01/19/2025 (C) (D)	3,050,000	610,000

		8,798,628

Cayman Islands - 3.0%
Braskem Finance, Ltd.
5.75%, 04/15/2021 (A)	1,810,000	1,877,332
5.75%, 04/15/2021 (D)	400,000	414,880
Dubai Holding Commercial Operations, Ltd. 6.00%, 02/01/2017, MTN	GBP 2,500,000	3,074,935
Lima Metro Line 2 Finance, Ltd. 5.88%, 07/05/2034 (A)	$ 2,370,000	2,624,775
Marfrig Overseas, Ltd. 9.50%, 05/04/2020 (A)	2,035,000	2,106,632
Odebrecht Finance, Ltd.
5.25%, 06/27/2029 (D)	4,050,000	1,944,000
5.25%, 06/27/2029 (A)	1,250,000	600,000
Vale Overseas, Ltd.
5.88%, 06/10/2021 (B)	6,350,000	6,770,687
6.88%, 11/10/2039	5,840,000	5,771,088

		25,184,329

Chile - 0.4%
Cencosud SA 5.15%, 02/12/2025 (A) (B)	2,891,000	3,076,151

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Colombia - 1.2%
Bancolombia SA
5.13%, 09/11/2022 (B)	$ 3,590,000	$ 3,710,983
5.95%, 06/03/2021 (B)	2,615,000	2,880,422
Colombia Telecomunicaciones SA ESP 8.50% (E), 03/30/2020 (A) (F)	3,890,000	3,446,540

		10,037,945

Dominican Republic - 0.4%
Aeropuertos Dominicanos Siglo XXI SA 9.75%, 11/13/2019 (A)	3,359,000	3,518,553

Indonesia - 2.1%
Pelabuhan Indonesia II PT
4.25%, 05/05/2025 (A)	6,825,000	6,850,594
5.38%, 05/05/2045 (A)	6,825,000	6,840,015
Pertamina Persero PT 6.00%, 05/03/2042 (A)	3,705,000	3,906,463

		17,597,072

Kazakhstan - 1.2%
Development Bank of Kazakhstan JSC 4.13%, 12/10/2022 (A)	4,665,000	4,549,308
KazMunayGas National Co. JSC 6.38%, 04/09/2021 (A) (B)	4,900,000	5,384,581

		9,933,889

Luxembourg - 1.9%
Atento Luxco 1 SA
7.38%, 01/29/2020 (A)	800,000	816,000
7.38%, 01/29/2020 (B) (D)	5,185,000	5,288,700
Minerva Luxembourg SA 6.50%, 09/20/2026 (A)	2,270,000	2,223,238
Wind Acquisition Finance SA
7.00%, 04/23/2021 (A)	EUR 2,150,000	2,457,520
7.38%, 04/23/2021 (A)	$ 4,932,000	5,067,630

		15,853,088

Malaysia - 0.5%
1MDB Energy, Ltd. 5.99%, 05/11/2022 (D)	3,500,000	3,834,936

Mexico - 3.5%
Banco Inbursa SA Institucion de Banca Multiple 4.13%, 06/06/2024 (A) (B)	4,240,000	4,281,128
Banco Mercantil del Norte SA 5.75% (E), 10/04/2031 (A) (B)	1,975,000	1,908,344
BBVA Bancomer SA 6.75%, 09/30/2022 (A)	2,250,000	2,530,237
Comision Federal de Electricidad 4.75%, 02/23/2027 (A) (B)	1,735,000	1,765,363
El Puerto de Liverpool SAB de CV 3.88%, 10/06/2026 (A)	2,970,000	2,910,600
Grupo Televisa SAB 6.13%, 01/31/2046	4,720,000	5,151,007
Petroleos Mexicanos
4.63%, 09/21/2023 (A)	5,480,000	5,465,204
6.75%, 09/21/2047 (A)	3,800,000	3,766,750
8.63%, 02/01/2022	1,450,000	1,711,000

		29,489,633

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Netherlands - 3.7%
AES Andres BV / Dominican Power Partners 7.95%, 05/11/2026 (A)	$ 3,410,000	$ 3,614,600
Equate Petrochemical BV 4.25%, 11/03/2026 (A) (G)	5,300,000	5,253,625
Lukoil International Finance BV 6.13%, 11/09/2020 (B) (D)	2,900,000	3,146,964
Lukoil International Finance BV 4.75%, 11/02/2026 (A) (G)	3,975,000	3,986,925
Marfrig Holdings Europe BV
6.88%, 06/24/2019 (A)	485,000	500,763
6.88%, 06/24/2019 (B) (D)	1,920,000	1,982,400
Petrobras Global Finance BV
6.75%, 01/27/2041	5,630,000	4,987,898
8.75%, 05/23/2026	3,875,000	4,365,187
VTR Finance BV 6.88%, 01/15/2024 (A)	2,940,000	3,075,975

		30,914,337

Northern Mariana Islands - 0.6%
MTN Mauritius Investment, Ltd. 6.50%, 10/13/2026 (A)	5,350,000	5,426,237

Panama - 0.6%
ENA Norte Trust 4.95%, 04/25/2028 (A)	3,360,337	3,494,751
Global Bank Corp. 4.50%, 10/20/2021 (A) (B)	1,950,000	1,941,810

		5,436,561

Paraguay - 0.4%
Telefonica Celular del Paraguay SA 6.75%, 12/13/2022 (A)	3,140,000	3,273,450

Sri Lanka - 0.2%
Bank of Ceylon 6.88%, 05/03/2017 (D)	1,590,000	1,613,802

Trinidad and Tobago - 0.3%
Petroleum Co. of Trinidad & Tobago, Ltd. 6.00%, 05/08/2022 (A) (B)	2,812,500	2,801,953

Turkey - 2.0%
Finansbank AS 6.25%, 04/30/2019 (A)	8,425,000	8,805,473
Turkiye Is Bankasi 5.50%, 04/21/2022 (A)	3,525,000	3,513,600
Turkiye Vakiflar Bankasi TAO 5.50%, 10/27/2021 (A)	4,260,000	4,219,360

		16,538,433

United States - 1.2%
Braskem America Finance Co. 7.13%, 07/22/2041 (A)	5,600,000	5,806,528
Cemex Finance LLC 9.38%, 10/12/2022 (A)	4,205,000	4,593,962

		10,400,490

Venezuela - 0.9%
Petroleos de Venezuela SA
5.38%, 04/12/2027 (B) (D)	6,195,000	2,266,131
5.50%, 04/12/2037 (D)	9,760,000	3,577,040

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Venezuela (continued)
Petroleos de Venezuela SA (continued)
8.50%, 11/02/2017 (B) (D)	$ 2,136,667	$ 1,554,425

		7,397,596

Total Corporate Debt Securities (Cost $265,382,158)		265,669,515

FOREIGN GOVERNMENT OBLIGATIONS - 61.1%
Angola - 1.2%
Angola Government International Bond 9.50%, 11/12/2025 (A)	4,925,000	4,818,866
Republic of Angola Via Northern Lights III BV 7.00%, 08/16/2019 (D)	4,942,500	4,938,200

		9,757,066

Argentina - 5.8%
Argentina Bonos del Tesoro 21.20%, 09/19/2018 (H)	ARS 55,000,000	3,730,551
Argentina Republic Government International Bond
0.00% (E), 12/15/2035	$ 20,840,000	2,198,620
2.26% (I), 12/31/2038	EUR 5,275,000	3,659,680
6.25%, 04/22/2019 (A)	$ 3,000,000	3,180,000
7.13%, 07/06/2036 (A) (B)	9,835,000	10,139,885
Argentine Bonos del Tesoro
16.00%, 10/17/2023 (H)	ARS 41,725,000	2,770,958
22.75%, 03/05/2018 (H)	90,125,000	6,100,195
Provincia de Buenos Aires
7.88%, 06/15/2027 (A) (B)	$ 5,365,000	5,512,537
9.38%, 09/14/2018 (D)	5,120,000	5,568,000
9.95%, 06/09/2021 (A)	4,950,000	5,643,000

		48,503,426

Bahrain - 1.1%
Bahrain Government International Bond 6.00%, 09/19/2044 (A)	7,050,000	5,957,250
CBB International Sukuk Co. SPC 5.62%, 02/12/2024 (A)	3,000,000	3,082,878

		9,040,128

Brazil - 9.4%
Brazil Government International Bond
4.25%, 01/07/2025 (B)	5,850,000	5,791,500
4.88%, 01/22/2021	13,995,000	14,806,710
5.63%, 02/21/2047	9,960,000	9,536,700
6.00%, 04/07/2026	1,500,000	1,653,750
7.13%, 01/20/2037 (B)	2,495,000	2,844,300
Brazil Notas do Tesouro Nacional Series F, 10.00%, 01/01/2017 - 01/01/2027 (H)	BRL 149,806,000	44,263,366

		78,896,326

Colombia - 3.5%
Colombia Government International Bond
2.63%, 03/15/2023 (B)	$ 9,020,000	8,726,850

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Colombia (continued)
Colombia Government International Bond (continued)
4.38%, 07/12/2021	$ 2,490,000	$ 2,651,850
5.00%, 06/15/2045	5,280,000	5,359,200
Colombia TES
7.00%, 05/04/2022	COP 20,652,000,000	6,899,695
Series B,
7.50%, 08/26/2026	18,058,600,000	6,052,722

		29,690,317

Cote d’Ivoire - 0.5%
Ivory Coast Government International Bond 5.75% (I), 12/31/2032 (A)	$ 4,261,950	4,174,836

Croatia - 3.1%
Croatia Government International Bond
3.88%, 05/30/2022 (D)	EUR 5,139,000	6,087,625
6.00%, 01/26/2024 (A) (B)	$ 5,700,000	6,432,450
6.75%, 11/05/2019 (A) (B)	12,240,000	13,443,926

		25,964,001

Ecuador - 0.4%
Ecuador Government International Bond 10.75%, 03/28/2022 (A)	3,160,000	3,341,700

Ghana - 0.9%
Ghana Government International Bond
7.88%, 08/07/2023 (A)	5,830,636	5,580,852
9.25%, 09/15/2022 (A) (B)	2,040,000	2,114,684

		7,695,536

Hungary - 1.8%
Hungary Government Bond
2.50%, 10/27/2021	HUF 2,074,980,000	7,606,468
5.50%, 06/24/2025	1,800,000,000	7,698,614

		15,305,082

Indonesia - 6.7%
Indonesia Government International Bond
3.38%, 04/15/2023 (A) (B)	$ 8,320,000	8,393,848
3.75%, 06/14/2028 (A)	EUR 4,670,000	5,502,420
4.75%, 01/08/2026 (A)	$ 4,230,000	4,611,148
6.63%, 02/17/2037 (A)	4,450,000	5,586,931
5.88%, 01/15/2024, MTN (A)	1,950,000	2,262,162
Indonesia Treasury Bond
8.25%, 05/15/2036	IDR 255,097,000,000	20,307,797
8.75%, 05/15/2031	37,000,000,000	3,168,876
Perusahaan Penerbit SBSN Indonesia III
4.35%, 09/10/2024 (A)	$ 1,535,000	1,611,750
4.55%, 03/29/2026 (A)	4,240,000	4,462,600

		55,907,532

Kazakhstan - 0.5%
KazAgro National Management Holding JSC 4.63%, 05/24/2023 (A)	4,475,000	4,184,125

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Kenya - 0.6%
Kenya Government International Bond 5.88%, 06/24/2019 (A)	$ 4,565,000	$ 4,722,310

Malaysia - 0.7%
Malaysia Government Bond 3.80%, 08/17/2023	MYR 23,379,000	5,659,669

Mexico - 3.7%
Mexico Bonos
5.75%, 03/05/2026	MXN 155,336,700	7,927,316
10.00%, 11/20/2036	40,638,200	2,916,611
Series M,
6.50%, 06/09/2022	127,900,000	6,923,808
7.75%, 11/13/2042	98,344,400	5,825,848
Mexico Government International Bond
1.38%, 01/15/2025 (G)	EUR 590,000	627,071
4.00%, 10/02/2023	$ 2,500,000	2,627,500
4.35%, 01/15/2047	4,075,000	3,854,950

		30,703,104

Mongolia - 0.3%
Mongolia Government International Bond 4.13%, 01/05/2018 (A)	2,650,000	2,544,000

Mozambique - 0.2%
Mozambique International Bond
10.50%, 01/18/2023 (D)	1,050,000	593,250
10.50%, 01/18/2023 (A)	1,675,000	946,375

		1,539,625

Peru - 0.7%
Peru Government International Bond 8.20%, 08/12/2026 (A)	PEN 18,000,000	6,338,526

Philippines - 0.4%
Philippines Government International Bond 4.95%, 01/15/2021	PHP 148,000,000	3,140,482

Poland - 0.5%
Republic of Poland Government Bond 2.50%, 07/25/2026	PLN 18,000,000	4,354,043

Qatar - 0.9%
Qatar Government International Bond
3.25%, 06/02/2026 (A) (B)	$ 2,500,000	2,531,250
4.63%, 06/02/2046 (A)	4,480,000	4,716,275

		7,247,525

Romania - 0.5%
Romania Government Bond 5.80%, 07/26/2027	RON 15,000,000	4,416,679

Russian Federation - 3.7%
Russian Federation Federal Bond - OFZ
7.00%, 08/16/2023	RUB 284,900,000	4,150,021
7.05%, 01/19/2028	777,878,000	11,072,887
7.50%, 02/27/2019	713,170,000	11,008,271

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Russian Federation (continued)
Russian Federation Foreign Bond - Eurobond 5.00%, 04/29/2020 (D)	$ 4,500,000	$ 4,800,960

		31,032,139

Saudi Arabia - 1.1%
Saudi Government International Bond 4.50%, 10/26/2046 (A)	9,805,000	9,645,669

Serbia - 0.4%
Serbia International Bond 7.25%, 09/28/2021 (A)	3,310,000	3,801,535

South Africa - 2.6%
Republic of South Africa Government Bond
7.00%, 02/28/2031	ZAR 110,000,000	6,786,777
8.75%, 01/31/2044	50,290,307	3,490,251
Republic of South Africa Government International Bond
4.30%, 10/12/2028	$ 4,260,000	4,130,922
5.00%, 10/12/2046	7,330,000	7,115,377

		21,523,327

Sri Lanka - 1.1%
Sri Lanka Government International Bond
6.25%, 10/04/2020 (A)	2,435,000	2,544,577
6.25%, 07/27/2021 (D)	6,540,000	6,843,149

		9,387,726

Supranational - 4.6%
Banque Ouest Africaine de Developpement 5.50%, 05/06/2021 (A)	7,380,000	7,818,372
Black Sea Trade & Development Bank 4.88%, 05/06/2021 (A)	3,820,000	4,049,200
Eastern and Southern African Trade and Development Bank 6.38%, 12/06/2018, MTN (D)	5,189,000	5,423,543
Inter-American Development Bank 7.25%, 07/17/2017, MTN	IDR 113,620,000,000	8,706,167
International Bank for Reconstruction & Development 6.38%, 08/07/2018	INR 194,700,000	2,947,328
International Finance Corp.
6.45%, 10/30/2018, MTN	380,000,000	5,702,984
7.75%, 12/03/2016, MTN	235,100,000	3,523,383

		38,170,977

Turkey - 0.9%
Turkey Government International Bond 7.50%, 11/07/2019 (B)	$ 6,720,000	7,459,200

Ukraine - 1.3%
Ukraine Government International Bond 7.75%, 09/01/2020 - 09/01/2021 (D)	11,455,000	11,321,986

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
United Arab Emirates - 0.3%
Emirate of Dubai Government International Bonds 5.25%, 01/30/2043, MTN (D)	$ 2,450,000	$ 2,339,750

United Kingdom - 0.7%
Ukreximbank Via Biz Finance PLC 9.63%, 04/27/2022 (D)	6,055,000	5,970,593

Venezuela - 0.7%
Venezuela Government International Bond 7.75%, 10/13/2019 (B) (D)	11,305,000	5,737,287

Zambia - 0.3%
Zambia Government International Bond 8.50%, 04/14/2024 (A)	2,290,000	2,228,422

Total Foreign Government Obligations (Cost $498,526,672)		511,744,649

	Shares	Value
COMMON STOCK - 0.1%
United States - 0.1%
NII Holdings, Inc. (B) (J)	193,157	473,235

Total Common Stock (Cost $3,259,550)		473,235

	Principal	Value
SHORT-TERM FOREIGN GOVERNMENT OBLIGATIONS - 0.5%
Argentina - 0.5%
Letras del Banco Central de la Republica Argentina
15.04% (K), 12/21/2016	ARS 37,644,788	2,398,921
15.43% (K), 12/21/2016	28,859,224	1,839,060

Total Short-Term Foreign Government Obligations (Cost $4,242,397)		4,237,981

	Shares	Value
SECURITIES LENDING COLLATERAL - 6.3%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.27% (K)	53,411,313	53,411,313

Total Securities Lending Collateral (Cost $53,411,313)		53,411,313

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

Principal	Value
REPURCHASE AGREEMENT - 5.2%

State Street Bank & Trust Co. 0.03% (K), dated 10/31/2016, to be repurchased at $43,383,633 on 11/01/2016. Collateralized by a U.S. Government Obligation, 0.58%, due 02/02/2017, and with a value of $44,253,520.

$ 43,383,597	$ 43,383,597

Total Repurchase Agreement (Cost $43,383,597)	43,383,597

Total Investments (Cost $868,205,687) (L)	878,920,290
Net Other Assets (Liabilities) - (4.9)%	(41,324,948)

Net Assets - 100.0%	$ 837,595,342

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date		Currency Purchased	Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BCLY	11/08/2016	USD	5,438,186	COP	16,121,502,397	$83,598	$—
BOA	11/02/2016	USD	127,519	GBP	100,000	5,115	—
BOA	11/30/2016	USD	18,877,805	EUR	17,340,245	—	(180,343)
HSBC	11/30/2016	EUR	165,839	USD	181,283	986	—
HSBC	11/30/2016	USD	3,181,858	GBP	2,602,802	—	(5,822)
JPM	11/28/2016	RUB	262,254,150	USD	4,145,000	—	(37,417)
JPM	11/29/2016	RON	28,168,705	USD	6,824,475	40,877	—
JPM	11/30/2016	PLN	57,436,146	USD	14,497,853	131,012	—
SCB	11/02/2016	GBP	100,000	USD	127,741	—	(5,336)
SCB	11/08/2016	COP	16,058,425,000	USD	5,450,000	—	(116,362)
SCB	11/30/2016	USD	5,287,842	MXN	99,279,234	54,080	—
TDB	11/30/2016	USD	1,817,898	EUR	1,662,899	—	(9,745)
TDB	11/30/2016	USD	15,574,005	HUF	4,413,205,695	—	(118,060)

Total						$315,668	$(473,085)

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Foreign Government Obligations	58.2%	$511,744,649
Oil, Gas & Consumable Fuels	7.7	67,301,361
Banks	5.0	44,005,517
Metals & Mining	2.2	19,562,403
Wireless Telecommunication Services	2.2	19,089,602
Media	1.8	15,438,782
Diversified Telecommunication Services	1.6	14,245,140
Marine	1.6	13,690,609
Food Products	1.4	12,415,345
Commercial Services & Supplies	1.0	9,179,635
Chemicals	0.9	8,098,740
Transportation Infrastructure	0.8	7,013,304
Paper & Forest Products	0.7	5,884,300
Electric Utilities	0.6	5,600,299
Diversified Financial Services	0.6	5,253,625
Construction Materials	0.5	4,593,962
Independent Power & Renewable Electricity Producers	0.4	3,614,600
Food & Staples Retailing	0.4	3,076,151

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Multiline Retail	0.3%	$2,910,600
Road & Rail	0.3	2,624,775
Construction & Engineering	0.3	2,544,000

Investments, at Value	88.5	777,887,399
Short-Term Investments	11.5	101,032,891

Total Investments	100.0%	$878,920,290

SECURITY VALUATION:

Valuation Inputs (M)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Corporate Debt Securities	$—	$265,669,515	$—	$265,669,515
Foreign Government Obligations	—	511,744,649	—	511,744,649
Common Stock	473,235	—	—	473,235
Short-Term Foreign Government Obligations	—	4,237,981	—	4,237,981
Securities Lending Collateral	53,411,313	—	—	53,411,313
Repurchase Agreement	—	43,383,597	—	43,383,597

Total Investments	$53,884,548	$825,035,742	$—	$878,920,290

Other Financial Instruments
Forward Foreign Currency Contracts (N)	$—	$315,668	$—	$315,668

Total Other Financial Instruments	$—	$315,668	$—	$315,668

LIABILITIES
Other Financial Instruments
Forward Foreign Currency Contracts (N)	$—	$(473,085)	$—	$(473,085)

Total Other Financial Instruments	$—	$(473,085)	$—	$(473,085)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, the total value of 144A securities is $362,937,389, representing 43.3% of the Fund’s net assets.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $52,313,736. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Securities in default.
(D)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2016, the total value of Regulation S securities is $85,857,621, representing 10.3% of the Fund’s net assets.
(E)	Floating or variable rate securities. The rates disclosed are as of October 31, 2016.
(F)	Perpetual maturity. The date displayed is the next call date.
(G)	Securities on a when-issued, delayed-delivery, or forward commitment basis. Securities to be settled and delivered after October 31, 2016.
(H)	Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock. If the securities make a cash payment in addition to in-kind, the cash rate is disclosed separately.
(I)	Step bonds. Coupon rates change in increments to maturity. The rates disclosed are as of October 31, 2016; the maturity dates disclosed are the ultimate maturity dates.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(J)	Non-income producing security.
(K)	Rates disclosed reflect the yields at October 31, 2016.
(L)	Aggregate cost for federal income tax purposes is $872,490,056. Aggregate gross unrealized appreciation and depreciation for all securities is $23,199,213 and $16,768,979, respectively. Net unrealized appreciation for tax purposes is $6,430,234.
(M)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(N)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

ARS	Argentine Peso
BRL	Brazilian Real
COP	Columbian Peso
EUR	Euro
GBP	Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
USD	United States Dollar
ZAR	South African Rand

COUNTERPARTY ABBREVIATIONS:

BCLY	Barclays Bank PLC
BOA	Bank of America, N.A.
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.
SCB	Standard Chartered Bank
TDB	Toronto Dominion Bank

PORTFOLIO ABBREVIATION:

MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Emerging Markets Equity

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Shares	Value
COMMON STOCKS - 97.0%
Brazil - 6.5%
Banco Bradesco SA, ADR (A)	199,984	$ 2,081,833
BM&FBovespa SA - Bolsa de Valores Mercadorias e Futuros (A)	47,200	277,995
Cia de Saneamento Basico do Estado de Sao Paulo, ADR (A)	70,700	743,764
Fleury SA	26,800	354,731
Itau Unibanco Holding SA, Class H, ADR	81,316	970,105
Kroton Educacional SA	219,500	1,093,374
Lojas Renner SA	36,300	307,049
Petroleo Brasileiro SA, Class A, ADR (A)	194,200	2,147,852
Rumo Logistica Operadora Multimodal SA (A)	157,900	353,197
Vale SA, Class B, ADR (B)	226,400	1,566,688

		9,896,588

Chile - 0.6%
Enersis Americas SA, ADR	68,000	589,560
Enersis Chile SA, ADR	68,030	338,109

		927,669

China - 27.2%
AAC Technologies Holdings, Inc.	276,000	2,633,469
Alibaba Group Holding, Ltd., ADR (A)	37,100	3,772,699
Bank of China, Ltd., Class H	5,764,000	2,586,370
China Cinda Asset Management Co., Ltd., Class H	1,165,000	419,100
China Communications Construction Co., Ltd., Class H	610,000	671,700
China Construction Bank Corp., Class H	4,791,000	3,508,826
China Eastern Airlines Corp, Ltd., Class H (B)	1,018,000	458,100
China Everbright Bank Co., Ltd., Class H	1,245,000	568,277
China Merchants Bank Co., Ltd., Class H	117,000	285,426
China Petroleum & Chemical Corp., ADR	14,623	1,058,998
Dongfeng Motor Group Co., Ltd., Class H	804,000	836,598
Fosun International, Ltd.	222,000	322,314
Geely Automobile Holdings, Ltd.	2,420,000	2,496,277
Guangzhou Automobile Group Co., Ltd., Class H	1,036,000	1,252,997
Guangzhou R&F Properties Co., Ltd., Class H	190,000	268,504
Industrial & Commercial Bank of China, Ltd., Class H	3,534,000	2,127,996
KWG Property Holding, Ltd.	1,328,500	770,835
NetEase, Inc., ADR	12,200	3,135,278
New Oriental Education & Technology Group, Inc., ADR (A)	17,700	887,301
PetroChina Co., Ltd., Class H	4,896,000	3,371,088
Shanghai Pharmaceuticals Holding Co., Ltd., Class H	217,400	560,631
Sinopec Shanghai Petrochemical Co., Ltd., Class H	1,264,000	645,401
Sinopharm Group Co., Ltd., Class H	163,200	794,373
Sinotrans, Ltd., Class H	694,000	326,618
Tencent Holdings, Ltd.	261,600	6,941,775
Tianneng Power International, Ltd.	430,000	388,109

		41,089,060

Hong Kong - 3.0%
China High Speed Transmission Equipment Group Co., Ltd.	444,000	459,712
China Mobile, Ltd.	140,500	1,609,612

	Shares	Value
COMMON STOCKS (continued)
Hong Kong (continued)
China Overseas Land & Investment, Ltd.	316,000	$ 975,843
Kingboard Chemical Holdings, Ltd.	396,800	1,174,199
Nine Dragons Paper Holdings, Ltd.	363,000	295,809

		4,515,175

Hungary - 0.5%
MOL Hungarian Oil & Gas PLC	5,914	379,325
OTP Bank PLC	14,187	397,579

		776,904

India - 4.8%
HDFC Bank, Ltd., ADR	28,661	2,028,626
ICICI Bank, Ltd., ADR	135,000	1,119,150
Infosys, Ltd., ADR	67,340	1,027,608
State Bank of India, GDR (C)	18,480	704,088
Tata Motors, Ltd., Series V, ADR	61,035	2,405,389

		7,284,861

Indonesia - 1.4%
Adaro Energy Tbk PT	4,564,100	554,422
Bank Central Asia Tbk PT	353,700	420,845
Bank Negara Indonesia Persero Tbk PT	851,600	363,862
Telekomunikasi Indonesia Persero Tbk PT	2,380,700	769,969

		2,109,098

Malaysia - 2.6%
CIMB Group Holdings BHD	1,094,300	1,312,116
Tenaga Nasional Bhd	776,500	2,654,353

		3,966,469

Mexico - 5.3%
Arca Continental SAB de CV	60,000	372,869
Cemex SAB de CV, ADR (A)	116,700	1,012,956
Fomento Economico Mexicano SAB de CV, ADR	12,300	1,176,741
Gruma SAB de CV, Class B	138,770	1,929,021
Grupo Financiero Banorte SAB de CV, Class O	305,800	1,803,963
Grupo Lala SAB de CV	93,053	173,050
Grupo Mexico SAB de CV, Series B	245,000	601,450
Industrias Penoles SAB de CV	17,705	428,316
Wal-Mart de Mexico SAB de CV	211,900	448,218

		7,946,584

Peru - 1.6%
Cia de Minas Buenaventura SAA, ADR (A)	38,900	516,981
Credicorp, Ltd.	12,605	1,874,111

		2,391,092

Poland - 0.4%
KGHM Polska Miedz SA	29,200	529,035

Republic of Korea - 16.2%
CJ CheilJedang Corp.	1,482	452,662
Daelim Industrial Co., Ltd.	10,004	714,290
Hana Financial Group, Inc.	66,729	1,912,791
Hankook Tire Co., Ltd.	6,849	330,404
Hyundai Development Co-Engineering & Construction	18,073	766,039
Hyundai Mobis Co., Ltd.	4,434	1,061,758
Hyundai Motor Co.	2,523	308,691
Industrial Bank of Korea	61,362	707,868
KB Financial Group, Inc.	41,345	1,528,419

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Emerging Markets Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Republic of Korea (continued)
Kia Motors Corp.	46,722	$ 1,661,862
Korea Electric Power Corp.	57,219	2,462,780
KT&G Corp.	6,390	631,042
LG Electronics, Inc.	13,655	570,425
LG Uplus Corp.	173,006	1,784,113
Lotte Chemical Corp.	5,205	1,312,338
POSCO, ADR	18,700	971,465
S-Oil Corp.	5,543	380,271
Samsung Electronics Co., Ltd.	4,323	6,192,176
SK Hynixm, Inc.	8,249	295,573
Woori Bank	45,539	497,477

		24,542,444

Russian Federation - 2.9%
Gazprom PJSC, ADR	422,558	1,825,450
Lukoil PJSC, ADR	30,124	1,468,545
MMC Norilsk Nickel PJSC, ADR	66,834	1,011,533

		4,305,528

South Africa - 8.0%
AngloGold Ashanti, Ltd., ADR (A)	60,400	829,896
Barclays Africa Group, Ltd.	106,750	1,237,892
Exxaro Resources, Ltd. (B)	65,901	484,834
FirstRand, Ltd.	278,076	996,506
Impala Platinum Holdings, Ltd. (A)	78,306	314,763
Naspers, Ltd., Class N	21,765	3,647,852
Sanlam, Ltd.	137,088	664,509
Sappi, Ltd. (A)	222,398	1,237,034
Sasol, Ltd.	28,628	794,949
Standard Bank Group, Ltd.	76,913	816,032
Tiger Brands, Ltd.	38,019	1,082,676

		12,106,943

Taiwan - 14.7%
Advanced Semiconductor Engineering, Inc.	472,000	554,898
China Life Insurance Co., Ltd.	762,624	704,444
China Steel Corp.	448,000	323,676
Chunghwa Telecom Co., Ltd.	269,000	920,605
Compal Electronics, Inc.	603,000	359,230
E Ink Holdings, Inc.	587,000	498,506
Elite Advanced Laser Corp.	67,600	246,344
FLEXium Interconnect, Inc.	271,770	774,210
Foxconn Technology Co., Ltd.	287,910	835,698
Highwealth Construction Corp.	722,230	1,069,928
Hon Hai Precision Industry Co., Ltd.	286,330	773,950
Largan Precision Co., Ltd.	23,000	2,722,174
Nan Ya Plastics Corp.	408,800	851,086
Pegatron Corp.	619,000	1,667,274
PharmaEngine, Inc.	102,592	700,581
Primax Electronics, Ltd.	212,000	335,895

	Shares	Value
COMMON STOCKS (continued)
Taiwan (continued)
Quanta Computer, Inc.	362,000	$ 734,152
Realtek Semiconductor Corp.	160,000	542,502
Taishin Financial Holding Co., Ltd.	866,468	317,126
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	212,500	6,608,750
Uni-President Enterprises Corp.	309,800	599,819

		22,140,848

Thailand - 1.1%
Kasikornbank PCL	111,600	548,474
PTT Global Chemical PCL	394,100	675,648
Supalai PCL	717,800	500,445

		1,724,567

Turkey - 0.2%
KOC Holding AS	79,171	330,066

Total Common Stocks (Cost $129,346,109)		146,582,931

PREFERRED STOCK - 1.4%
Brazil - 1.4%
Itausa - Investimentos Itau SA 3.63% (D)	720,000	2,129,323

Total Preferred Stock (Cost $1,724,442)		2,129,323

SECURITIES LENDING COLLATERAL - 1.5%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.27% (D)	2,234,109	2,234,109

Total Securities Lending Collateral (Cost $2,234,109)		2,234,109

	Principal	Value
REPURCHASE AGREEMENT - 1.5%
State Street Bank & Trust Co. 0.03% (D), dated 10/31/2016, to be repurchased at $2,278,702 on 11/01/2016. Collateralized by a U.S. Government Obligation, 3.75%, due 11/15/2043, and with a value of $2,330,344.	$ 2,278,700	2,278,700

Total Repurchase Agreement (Cost $2,278,700)		2,278,700

Total Investments (Cost $135,583,360) (E)		153,225,063
Net Other Assets (Liabilities) - (1.4)%		(2,076,773)

Net Assets - 100.0%		$ 151,148,290

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Banks	20.8%	$31,848,575
Internet Software & Services	9.0	13,849,752
Oil, Gas & Consumable Fuels	8.1	12,465,734
Technology Hardware, Storage & Peripherals	6.6	10,124,425

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Emerging Markets Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Automobiles	5.8%	$8,961,814
Electronic Equipment, Instruments & Components	5.6	8,576,508
Semiconductors & Semiconductor Equipment	5.4	8,248,067
Metals & Mining	4.6	7,093,803
Electric Utilities	3.9	6,044,802
Food Products	2.8	4,237,228
Media	2.4	3,647,852
Real Estate Management & Development	2.3	3,585,555
Chemicals	2.3	3,484,473
Diversified Telecommunication Services	2.3	3,474,687
Construction & Engineering	1.4	2,152,029
Diversified Consumer Services	1.3	1,980,675
Auto Components	1.2	1,780,271
Health Care Providers & Services	1.1	1,709,735
Wireless Telecommunication Services	1.1	1,609,612
Beverages	1.0	1,549,610
Paper & Forest Products	1.0	1,532,843
Insurance	0.9	1,368,953
IT Services	0.7	1,027,608
Construction Materials	0.7	1,012,956
Diversified Financial Services	0.6	996,506
Water Utilities	0.5	743,764
Biotechnology	0.5	700,581
Capital Markets	0.5	697,095
Industrial Conglomerates	0.4	652,380
Tobacco	0.4	631,042
Household Durables	0.4	570,425
Electrical Equipment	0.3	459,712
Airlines	0.3	458,100
Food & Staples Retailing	0.3	448,218
Road & Rail	0.2	353,197
Air Freight & Logistics	0.2	326,618
Multiline Retail	0.2	307,049

Investments, at Value	97.1	148,712,254
Short-Term Investments	2.9	4,512,809

Total Investments	100.0%	$153,225,063

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$49,312,621	$97,270,310	$—	$146,582,931
Preferred Stock	2,129,323	—	—	2,129,323
Securities Lending Collateral	2,234,109	—	—	2,234,109
Repurchase Agreement	—	2,278,700	—	2,278,700

Total Investments	$53,676,053	$99,549,010	$—	$153,225,063

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Emerging Markets Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $2,123,501. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2016, the value of the Regulation S security is $704,088, representing 0.5% of the Fund’s net assets.
(D)	Rates disclosed reflect the yields at October 31, 2016.
(E)	Aggregate cost for federal income tax purposes is $137,965,038. Aggregate gross unrealized appreciation and depreciation for all securities is $19,956,594 and $4,696,569, respectively. Net unrealized appreciation for tax purposes is $15,260,025.
(F)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Flexible Income

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Principal	Value
ASSET-BACKED SECURITIES - 10.9%
BXG Receivables Note Trust Series 2015-A, Class A, 2.88%, 05/02/2030 (A)	$ 3,000,941	$ 3,001,028
CIFC Funding, Ltd. Series 2012-2A, Class A3R, 3.54% (B), 12/05/2024 (A)	1,980,000	1,969,605
Countrywide Asset-Backed Certificates Series 2006-6, Class 2A3, 0.81% (B), 09/25/2036	1,642,886	1,537,960
Diamond Resorts Owner Trust
Series 2013-1, Class A,
1.95%, 01/20/2025 (A)	140,371	139,769
Series 2013-2, Class A,
2.27%, 05/20/2026 (A)	511,936	510,499
Series 2014-1, Class A,
2.54%, 05/20/2027 (A)	271,984	271,865
Green Tree Agency Advance Funding Trust I Series 2016-T1, Class CT1, 3.61%, 10/15/2048 (A)	605,000	603,784
GSAA Trust Series 2006-1, Class A3, 0.86% (B), 01/25/2036	2,273,504	1,592,725
GSAMP Trust Series 2006-HE1, Class A2D, 0.84% (B), 01/25/2036	1,218,359	1,192,967
Hilton Grand Vacations Trust Series 2013-A, Class A, 2.28%, 01/25/2026 (A)	153,239	152,672
HSBC Home Equity Loan Trust Series 2007-2, Class M1, 0.84% (B), 07/20/2036	100,000	97,292
JGWPT XXIII LLC Series 2011-1A, Class A, 4.70%, 10/15/2056 (A)	2,258,554	2,466,701
Lehman XS Trust Series 2005-8, Class 1A3, 0.88% (B), 12/25/2035	2,263,706	1,495,343
Marine Park CLO, Ltd. Series 2012-1A, Class BR, 3.40% (B), 05/18/2023 (A)	3,085,000	3,084,901
NRZ Advance Receivables Trust
Series 2015-T2, Class AT2,
3.30%, 08/17/2048 (A)	2,265,000	2,269,117
Series 2015-T4, Class DT4,
4.67%, 11/15/2047 (A)	605,000	606,006
Series 2016-T2, Class BT2,
3.02%, 10/15/2049 (A)	425,000	424,792
Series 2016-T2, Class CT2,
3.51%, 10/15/2049 (A)	650,000	649,685
OCP CLO, Ltd. Series 2015-8A, Class A1, 2.41% (B), 04/17/2027 (A)	725,000	725,128
Ocwen Master Advance Receivables Trust
Series 2016-T1, Class CT1,
3.61%, 08/17/2048 (A)	1,000,000	998,437
Series 2016-T2, Class CT2,
3.81%, 08/16/2049 (A)	1,600,000	1,595,500

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Orange Lake Timeshare Trust
Series 2014-AA, Class A,
2.29%, 07/09/2029 (A)	$ 809,524	$ 806,043
Series 2016-A, Class A,
2.61%, 03/08/2029 (A)	1,200,000	1,199,864
Popular ABS Mortgage Pass-Through Trust Series 2006-A, Class A4, 0.85% (B), 02/25/2036	304,628	300,775
SBA Tower Trust Series 2014-1A, Class C, 2.90% (B), 10/15/2044 (A)	3,245,000	3,300,549
Sierra Timeshare Receivables Funding LLC Series 2014-1A, Class A, 2.07%, 03/20/2030 (A)	148,761	147,964
Soundview Home Loan Trust Series 2006-3, Class A3, 0.69% (B), 11/25/2036	2,651,104	2,528,552
Spirit Master Funding LLC
Series 2014-1A, Class A2,
5.37%, 07/20/2040 (A)	1,300,000	1,345,686
Series 2014-3A, Class A,
5.74%, 03/20/2042 (A)	4,053,585	4,355,709
SpringCastle America Funding LLC Series 2016-AA, Class A, 3.05%, 04/25/2029 (A)	1,750,000	1,764,840
SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes Series 2015-T2, Class CT2, 3.74%, 01/15/2047 (A)	709,000	709,136
Store Master Funding I LLC Series 2015-1A, Class A1, 3.75%, 04/20/2045 (A)	3,806,238	3,844,909
STORE Master Funding LLC Series 2013-3A, Class A2, 5.21%, 11/20/2043 (A)	639,733	671,421
Truman Capital Mortgage Loan Trust Series 2005-1, Class A, 0.96% (B), 03/25/2037 (A)	267,486	262,818
Welk Resorts LLC Series 2015-AA, Class A, 2.79%, 06/16/2031 (A)	1,850,493	1,848,182
Westgate Resorts LLC
Series 2013-1A, Class A,
2.25%, 08/20/2025 (A)	333,044	333,252
Series 2015-1A, Class A,
2.75%, 05/20/2027 (A)	465,502	462,539

Total Asset-Backed Securities (Cost $46,226,012)		49,268,015

CORPORATE DEBT SECURITIES - 59.3%
Aerospace & Defense - 0.4%
Bombardier, Inc.
4.75%, 04/15/2019 (A)	1,360,000	1,353,200
7.50%, 03/15/2025 (A)	720,000	644,400

		1,997,600

Airlines - 2.5%
America West Airlines Pass-Through Trust 8.06%, 01/02/2022	694,987	781,860

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Flexible Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Airlines (continued)
American Airlines Pass-Through Trust 4.00%, 01/15/2027	$ 3,070,264	$ 3,269,800
Continental Airlines Pass-Through Trust 6.90%, 10/19/2023	352,946	375,005
Delta Air Lines Pass-Through Trust 4.75%, 11/07/2021	2,079,491	2,235,453
Northwest Airlines Pass-Through Trust 7.03%, 05/01/2021	924,999	1,040,624
UAL Pass-Through Trust 10.40%, 05/01/2018	218,596	219,271
United Airlines Pass-Through Trust 3.75%, 03/03/2028	1,945,896	2,044,407
US Airways Pass-Through Trust 3.95%, 05/15/2027	383,479	404,566
Virgin Australia Trust 5.00%, 04/23/2025 (A)	673,167	698,410

		11,069,396

Automobiles - 0.5%
General Motors Co. 4.88%, 10/02/2023	2,255,000	2,428,037

Banks - 10.7%
Bank of America Corp.
4.10%, 07/24/2023	745,000	800,778
6.30% (B), 03/10/2026 (C)	505,000	551,031
6.88%, 04/25/2018, MTN	1,936,000	2,082,671
Bank One Capital III 8.75%, 09/01/2030	195,000	277,286
Bank One Corp. 8.00%, 04/29/2027	825,000	1,112,872
Barclays Bank PLC 10.18%, 06/12/2021 (A)	2,707,000	3,422,823
BBVA Bancomer SA 6.50%, 03/10/2021 (A)	3,600,000	3,945,420
Citigroup, Inc.
2.26% (B), 09/01/2023	1,110,000	1,113,941
5.95% (B), 01/30/2023 (C)	3,085,000	3,200,687
Commerzbank AG 8.13%, 09/19/2023 (A)	2,435,000	2,799,276
Cooperatieve Rabobank UA 11.00% (B), 06/30/2019 (A) (C)	2,850,000	3,433,965
Discover Bank 3.45%, 07/27/2026	1,420,000	1,420,951
First Horizon National Corp. 3.50%, 12/15/2020	1,320,000	1,344,078
HSBC Holdings PLC 6.38% (B), 09/17/2024 (C)	2,805,000	2,795,211
ING Bank NV 5.80%, 09/25/2023 (A)	2,240,000	2,519,052
Intesa Sanpaolo SpA 5.02%, 06/26/2024 (A)	595,000	552,149
KeyBank NA 3.40%, 05/20/2026, MTN	460,000	466,520
Lloyds Bank PLC 6.50%, 09/14/2020, MTN (A)	2,680,000	3,024,688
Macquarie Bank, Ltd. 6.63%, 04/07/2021 (A) (D)	1,000,000	1,153,243
Regions Bank 7.50%, 05/15/2018	2,530,000	2,741,612

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Royal Bank of Scotland Group PLC 6.10%, 06/10/2023	$ 3,175,000	$ 3,290,967
Santander Bank NA 2.00%, 01/12/2018	1,250,000	1,249,560
Toronto-Dominion Bank 3.63% (B), 09/15/2031	1,115,000	1,113,778
Wells Fargo & Co. 7.98% (B), 03/15/2018 (C)	3,205,000	3,341,212
Wells Fargo Bank NA 5.95%, 08/26/2036	459,000	563,534

		48,317,305

Beverages - 0.4%
Anheuser-Busch InBev Finance, Inc. 3.65%, 02/01/2026	818,000	860,751
Molson Coors Brewing Co. 2.10%, 07/15/2021	900,000	896,424

		1,757,175

Building Products - 1.5%
Associated Materials LLC / AMH New Finance, Inc. 9.13%, 11/01/2017 (D)	2,875,000	2,745,625
Boise Cascade Co. 5.63%, 09/01/2024 (A)	675,000	682,594
Builders FirstSource, Inc. 10.75%, 08/15/2023 (A)	728,000	837,200
Owens Corning 4.20%, 12/15/2022	2,154,000	2,286,934

		6,552,353

Capital Markets - 4.1%
Ameriprise Financial, Inc. 7.30%, 06/28/2019	1,180,000	1,348,274
Deutsche Bank AG
2.12% (B), 08/20/2020	945,000	908,435
4.25%, 10/14/2021 (A)	1,310,000	1,318,628
Goldman Sachs Group, Inc. 5.70% (B), 05/10/2019 (C)	1,665,000	1,685,812
Morgan Stanley
5.45% (B), 07/15/2019 (C)	1,425,000	1,428,705
5.75%, 01/25/2021	1,250,000	1,417,180
Oaktree Capital Management, LP 6.75%, 12/02/2019 (A)	3,335,000	3,752,785
Prospect Capital Corp. 5.88%, 03/15/2023	3,430,000	3,503,546
UBS AG 7.63%, 08/17/2022	1,605,000	1,859,794
UBS Group AG 7.13% (B), 08/10/2021 (C) (E)	1,055,000	1,078,738

		18,301,897

Commercial Services & Supplies - 0.4%
Steelcase, Inc. 6.38%, 02/15/2021	1,480,000	1,673,824

Construction & Engineering - 0.2%
SBA Tower Trust 2.88%, 07/15/2046 (A)	1,005,000	1,017,715

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Flexible Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Construction Materials - 0.9%
LafargeHolcim Finance US LLC 3.50%, 09/22/2026 (A)	$ 1,867,000	$ 1,877,138
Martin Marietta Materials, Inc. 4.25%, 07/02/2024	1,927,000	2,016,241

		3,893,379

Consumer Finance - 2.6%
Ally Financial, Inc. 8.00%, 03/15/2020	500,000	566,250
BMW US Capital LLC 2.80%, 04/11/2026 (A)	1,180,000	1,190,194
Discover Financial Services 3.75%, 03/04/2025	1,705,000	1,718,267
Ford Motor Credit Co. LLC 4.38%, 08/06/2023	2,625,000	2,800,048
General Motors Financial Co., Inc. 4.20%, 03/01/2021	898,000	944,731
Springleaf Finance Corp. 8.25%, 12/15/2020	3,980,000	4,318,300

		11,537,790

Containers & Packaging - 0.3%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 3.85% (B), 12/15/2019 (A)	900,000	914,625
Coveris Holdings SA 7.88%, 11/01/2019 (A)	420,000	433,650

		1,348,275

Diversified Financial Services - 0.6%
ILFC E-Capital Trust I 4.00% (B), 12/21/2065 (A)	1,520,000	1,212,200
Jefferies Group LLC 5.13%, 01/20/2023	1,420,000	1,506,212

		2,718,412

Diversified Telecommunication Services - 3.1%
AT&T, Inc. 3.40%, 05/15/2025	1,945,000	1,938,644
CenturyLink, Inc. 5.80%, 03/15/2022	1,435,000	1,456,525
Frontier Communications Corp. 7.63%, 04/15/2024	1,085,000	965,650
Hughes Satellite Systems Corp. 7.63%, 06/15/2021	2,855,000	3,129,794
Unison Ground Lease Funding LLC 6.39%, 04/15/2040 (A)	6,130,000	6,588,899

		14,079,512

Electric Utilities - 0.3%
EDP Finance BV 5.25%, 01/14/2021 (A)	1,310,000	1,408,617

Electronic Equipment, Instruments & Components - 0.4%
Arrow Electronics, Inc. 3.50%, 04/01/2022	1,705,000	1,750,847

Energy Equipment & Services - 0.9%
Noble Holding International, Ltd. 6.05%, 03/01/2041	1,061,000	619,359
NuStar Logistics, LP 8.15%, 04/15/2018	1,921,000	2,060,272

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Energy Equipment & Services (continued)
Regency Energy Partners, LP / Regency Energy Finance Corp. 5.88%, 03/01/2022	$ 50,000	$ 55,998
Schlumberger Holdings Corp. 3.00%, 12/21/2020 (A)	510,000	529,186
Seadrill, Ltd. 6.13%, 09/15/2017 (A)	2,025,000	901,125

		4,165,940

Equity Real Estate Investment Trusts - 2.6%
CBL & Associates, LP 5.25%, 12/01/2023	1,497,000	1,515,560
EPR Properties 7.75%, 07/15/2020	1,850,000	2,143,908
Government Properties Income Trust 3.75%, 08/15/2019	2,184,000	2,232,493
Hospitality Properties Trust 5.00%, 08/15/2022	1,653,000	1,787,810
Kilroy Realty, LP 6.63%, 06/01/2020	1,796,000	2,051,846
VEREIT Operating Partnership, LP
3.00%, 02/06/2019	634,000	641,297
4.13%, 06/01/2021	1,250,000	1,300,000

		11,672,914

Food & Staples Retailing - 0.4%
CVS Health Corp. 2.13%, 06/01/2021	387,000	387,034
Walgreens Boots Alliance, Inc. 3.30%, 11/18/2021	1,529,000	1,600,997

		1,988,031

Food Products - 0.8%
Bunge, Ltd. Finance Corp. 3.25%, 08/15/2026	515,000	515,472
Kraft Heinz Foods Co.
4.38%, 06/01/2046	1,904,000	1,931,006
4.88%, 02/15/2025 (A)	1,015,000	1,115,186

		3,561,664

Health Care Equipment & Supplies - 1.1%
Mallinckrodt International Finance SA 3.50%, 04/15/2018 (D)	2,135,000	2,118,988
Mallinckrodt International Finance SA / Mallinckrodt CB LLC 4.88%, 04/15/2020 (A)	200,000	200,750
Thermo Fisher Scientific, Inc. 2.95%, 09/19/2026	2,720,000	2,678,759

		4,998,497

Health Care Providers & Services - 1.2%
CHS / Community Health Systems, Inc.
6.88%, 02/01/2022	1,200,000	915,000
7.13%, 07/15/2020	1,700,000	1,372,750
Express Scripts Holding Co. 3.40%, 03/01/2027	1,665,000	1,634,616
Owens & Minor, Inc. 3.88%, 09/15/2021	1,610,000	1,654,476

		5,576,842

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Flexible Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Hotels, Restaurants & Leisure - 0.9%
International Game Technology PLC 6.50%, 02/15/2025 (A)	$ 1,542,000	$ 1,668,907
Scientific Games International, Inc. 7.00%, 01/01/2022 (A)	1,094,000	1,163,578
Wyndham Worldwide Corp. 2.50%, 03/01/2018	1,358,000	1,370,483

		4,202,968

Household Durables - 0.8%
Beazer Homes USA, Inc. 8.75%, 03/15/2022 (A)	650,000	690,625
Meritage Homes Corp. 4.50%, 03/01/2018	1,675,000	1,698,031
Newell Brands, Inc. 4.20%, 04/01/2026	1,090,000	1,177,759

		3,566,415

Household Products - 0.7%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.75%, 10/15/2020	2,970,000	3,048,052

Independent Power & Renewable Electricity Producers - 1.1%
Dynegy, Inc. 7.63%, 11/01/2024 (D)	1,495,000	1,431,463
NRG Energy, Inc.
7.25%, 05/15/2026 (A)	320,000	314,851
7.88%, 05/15/2021	2,898,000	3,028,410

		4,774,724

Industrial Conglomerates - 0.7%
General Electric Co. 5.00% (B), 01/21/2021 (C)	2,839,000	3,007,637

Insurance - 3.9%
American Financial Group, Inc. 9.88%, 06/15/2019	1,325,000	1,585,577
American International Group, Inc. 5.85%, 01/16/2018, MTN	700,000	735,896
Chubb Corp. 6.38% (B), 03/29/2067	2,742,000	2,584,335
CNA Financial Corp. 5.88%, 08/15/2020	2,780,000	3,131,423
Fidelity National Financial, Inc. 6.60%, 05/15/2017	1,813,000	1,857,353
Lincoln National Corp. 8.75%, 07/01/2019	625,000	728,650
Oil Insurance, Ltd. 3.82% (B), 12/01/2016 (A) (C)	1,920,000	1,526,400
OneBeacon US Holdings, Inc. 4.60%, 11/09/2022	580,000	581,001
Principal Financial Group, Inc. 8.88%, 05/15/2019	500,000	587,304
Reinsurance Group of America, Inc. 3.52% (B), 12/15/2065	1,875,000	1,582,500
Sompo Japan Nipponkoa Insurance, Inc. 5.33% (B), 03/28/2073 (A) (D)	2,190,000	2,456,304

		17,356,743

IT Services - 0.1%
First Data Corp. 6.75%, 11/01/2020 (A)	423,000	437,805

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Machinery - 0.2%
CNH Industrial Capital LLC 3.88%, 07/16/2018	$ 660,000	$ 665,775

Media - 1.6%
Cablevision Systems Corp. 7.75%, 04/15/2018	2,375,000	2,502,656
Clear Channel Worldwide Holdings, Inc. 7.63%, 03/15/2020	3,760,000	3,632,063
CSC Holdings LLC 10.13%, 01/15/2023 (A)	1,050,000	1,183,875

		7,318,594

Metals & Mining - 0.2%
Glencore Finance Canada, Ltd. 5.80%, 11/15/2016 (A) (D)	325,000	325,487
Rio Tinto Finance USA, Ltd. 9.00%, 05/01/2019	647,000	761,031

		1,086,518

Multi-Utilities - 0.5%
Black Hills Corp.
4.25%, 11/30/2023	730,000	786,210
5.88%, 07/15/2020	700,000	784,635
Dominion Resources, Inc. 2.96% (F), 07/01/2019	805,000	823,417

		2,394,262

Oil, Gas & Consumable Fuels - 4.8%
Anadarko Petroleum Corp. 5.55%, 03/15/2026 (D)	1,823,000	2,072,374
CITGO Holding, Inc. 10.75%, 02/15/2020 (A)	1,249,000	1,275,229
CITGO Petroleum Corp. 6.25%, 08/15/2022 (A)	1,085,000	1,109,413
Energy Transfer Partners, LP 2.50%, 06/15/2018	980,000	986,908
EnLink Midstream Partners, LP
4.85%, 07/15/2026	1,000,000	1,018,626
5.05%, 04/01/2045	1,095,000	975,990
Exxon Mobil Corp. 3.04%, 03/01/2026	1,160,000	1,199,463
Linn Energy LLC / Linn Energy Finance Corp. 6.25%, 11/01/2019 (G)	3,950,000	1,313,375
Lukoil International Finance BV 3.42%, 04/24/2018 (A)	1,175,000	1,188,021
ONEOK Partners, LP 4.90%, 03/15/2025 (D)	2,825,000	3,078,541
Petrobras Global Finance BV 3.00%, 01/15/2019 (D)	1,630,000	1,595,770
Petroleum Co. of Trinidad & Tobago, Ltd. 9.75%, 08/14/2019 (A)	1,209,000	1,338,411
Ras Laffan Liquefied Natural Gas Co., Ltd. III 6.75%, 09/30/2019 (A)	1,445,000	1,638,023
Rosneft Oil Co. via Rosneft International Finance, Ltd. 3.15%, 03/06/2017 (A)	535,000	535,000
YPF SA 8.50%, 07/28/2025 (A) (D)	2,242,000	2,443,780

		21,768,924

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Flexible Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals - 1.7%
Actavis Funding SCS
3.45%, 03/15/2022	$ 848,000	$ 880,394
3.80%, 03/15/2025	2,376,000	2,465,846
4.55%, 03/15/2035	860,000	887,957
Actavis, Inc. 3.25%, 10/01/2022	1,735,000	1,786,830
Mylan NV 3.15%, 06/15/2021 (A)	1,005,000	1,021,141
Pfizer, Inc. 4.40%, 05/15/2044	179,000	201,257
Valeant Pharmaceuticals International, Inc. 5.88%, 05/15/2023 (A)	689,000	542,587

		7,786,012

Professional Services - 0.3%
Ceridian HCM Holding, Inc. 11.00%, 03/15/2021 (A)	1,351,000	1,421,927

Road & Rail - 1.2%
Aviation Capital Group Corp.
4.63%, 01/31/2018 (A)	940,000	971,734
7.13%, 10/15/2020 (A)	3,610,000	4,267,634

		5,239,368

Semiconductors & Semiconductor Equipment - 0.3%
KLA-Tencor Corp. 4.13%, 11/01/2021	1,204,000	1,287,216

Specialty Retail - 0.1%
Claire’s Stores, Inc. 9.00%, 03/15/2019 (A)	810,000	405,000

Technology Hardware, Storage & Peripherals - 1.6%
Apple, Inc. 2.85%, 02/23/2023	1,667,000	1,728,874
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. 6.02%, 06/15/2026 (A)	1,520,000	1,656,884
Hewlett Packard Enterprise Co. 3.85%, 10/15/2020 (A)	1,493,000	1,581,787
Western Digital Corp. 7.38%, 04/01/2023 (A)	2,240,000	2,450,000

		7,417,545

Tobacco - 0.4%
Imperial Brands Finance PLC 2.05%, 07/20/2018 (A)	630,000	633,492
RJ Reynolds Tobacco Co. 8.13%, 06/23/2019	1,020,000	1,186,102

		1,819,594

Trading Companies & Distributors - 0.2%
International Lease Finance Corp. 8.25%, 12/15/2020	825,000	981,750

Wireless Telecommunication Services - 2.1%
Crown Castle Towers LLC
3.22%, 05/15/2042 (A)	680,000	702,542
4.88%, 08/15/2040 (A)	1,915,000	2,081,316
6.11%, 01/15/2040 (A)	2,892,000	3,190,724
Sprint Communications, Inc. 9.00%, 11/15/2018 (A)	3,105,000	3,415,500

		9,390,082

Total Corporate Debt Securities (Cost $262,930,159)		267,192,933

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS - 1.1%
Argentina - 0.5%
Argentina Republic Government International Bond 7.50%, 04/22/2026 (A)	$ 2,076,000	$ 2,268,030

Indonesia - 0.2%
Indonesia Government International Bond 4.75%, 01/08/2026 (A)	780,000	850,283

Mexico - 0.1%
Mexico Bonos
7.25%, 12/15/2016	MXN 5,700,000	302,410
8.50%, 12/13/2018	5,328,600	298,525

		600,935

Philippines - 0.2%
Philippines Government International Bond 4.95%, 01/15/2021	PHP 50,000,000	1,060,974

Saudi Arabia - 0.1%
Saudi Arabia Government International Bond 2.38%, 10/26/2021 (A)	$ 360,000	359,100

Total Foreign Government Obligations (Cost $5,261,684)		5,139,322

LOAN ASSIGNMENTS - 1.0%
Containers & Packaging - 0.6%
Coveris Holdings SA Term Loan B1, 4.50% (B), 05/08/2019	2,593,333	2,586,850

Food & Staples Retailing - 0.2%
Albertson’s LLC Term Loan B6, 4.75% (B), 06/22/2023	920,847	929,365

Metals & Mining - 0.1%
Atkore International, Inc. 2nd Lien Term Loan, 7.75% (B), 10/09/2021	550,000	550,229

Oil, Gas & Consumable Fuels - 0.1%
Chesapeake Energy Corp. Term Loan, 8.50% (B), 08/23/2021	411,765	438,941

Total Loan Assignments (Cost $4,458,396)		4,505,385

MORTGAGE-BACKED SECURITIES - 14.0%
7 WTC Depositor LLC Trust Series 2012-7WTC, Class A, 4.08%, 03/13/2031 (A)	416,119	422,587
Alternative Loan Trust
Series 2004-3T1, Class A3,
5.00%, 05/25/2034	233,907	235,540
Series 2005-14, Class 2A1,
0.74% (B), 05/25/2035	1,197,934	993,353
Series 2005-14, Class 4A1,
0.75% (B), 05/25/2035	2,388,098	1,940,803
Series 2006-OC1, Class 2A3A,
0.85% (B), 03/25/2036	2,495,973	2,059,184

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Flexible Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
American Home Mortgage Assets Trust Series 2007-2, Class A1, 0.66% (B), 03/25/2047	$ 880,812	$ 677,915
Banc of America Funding Trust Series 2007-3, Class TA2, 0.71% (B), 04/25/2037	572,291	383,475
BB-UBS Trust Series 2012-TFT, Class C, 3.47% (B), 06/05/2030 (A)	2,345,000	2,300,342
BBCMS Trust Series 2014-BXO, Class C, 2.53% (B), 08/15/2027 (A)	2,257,088	2,240,662
BCAP LLC Trust Series 2009-RR14, Class 1A1, 6.00% (B), 05/26/2037 (A)	265,134	273,104
BHMS Mortgage Trust Series 2014-ATLS, Class CFX, 4.69% (B), 07/05/2033 (A)	2,000,000	1,986,075
CD Commercial Mortgage Trust Series 2007-CD4, Class A1A, 5.29% (B), 12/11/2049	494,828	497,007
CGBAM Commercial Mortgage Trust Series 2015-SMRT, Class B, 3.21%, 04/10/2028 (A)	2,200,000	2,239,800
CHL Mortgage Pass-Through Trust Series 2005-11, Class 4A1, 0.80% (B), 04/25/2035	417,420	327,666
Citigroup Mortgage Loan Trust
Series 2014-A, Class A,
4.00% (B), 01/25/2035 (A)	264,600	274,666
Series 2015-A, Class A1,
3.50% (B), 06/25/2058 (A)	511,126	519,016
COMM Mortgage Trust
Series 2010-RR1, Class GEB,
5.54% (B), 12/11/2049 (A)	815,000	824,663
Series 2014-PAT, Class D,
2.68% (B), 08/13/2027 (A)	2,755,000	2,713,546
Commercial Mortgage Pass-Through Certificates Series 2012-LTRT, Class B, 3.80%, 10/05/2030 (A)	1,175,000	1,152,602
CSMC Trust
Series 2010-18R, Class 1A11,
2.95% (B), 08/26/2035 (A)	37,049	36,941
Series 2010-RR2, Class 1B,
5.51% (B), 04/15/2047 (A)	4,200,000	4,202,633
Series 2014-11R, Class 17A1,
0.67% (B), 12/27/2036 (A)	1,465,906	1,372,224
Series 2015-DEAL, Class D,
3.64% (B), 04/15/2029 (A)	1,000,000	993,738
GP Portfolio Trust Series 2014-GPP, Class D, 3.28% (B), 02/15/2027 (A)	650,000	643,076
GS Mortgage Securities Trust Series 2013-G1, Class A2, 3.56% (B), 04/10/2031 (A)	2,000,000	2,061,053
GSR Mortgage Loan Trust Series 2007-OA1, Class 2A1, 0.66% (B), 05/25/2037	322,154	187,653

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Impac CMB Trust Series 2007-A, Class A, 0.78% (B), 05/25/2037 (A)	$ 420,223	$ 381,702
Independent National Mortgage Corp. Index Mortgage Loan Trust Series 2007-AR15, Class 2A1, 3.99% (B), 08/25/2037	1,332,691	1,050,562
Jefferies Re-REMIC Trust
Series 2009-R2, Class 2A,
3.15% (B), 12/26/2037 (A)	192,061	190,955
Series 2009-R7, Class 10A3,
6.00%, 12/26/2036 (A)	109,277	111,035
Series 2009-R7, Class 1A1,
2.78% (B), 02/26/2036 (A)	587,001	575,145
Series 2009-R7, Class 4A1,
3.17% (B), 09/26/2034 (A)	100,139	99,538
Series 2009-R9, Class 1A1,
2.81% (B), 08/26/2046 (A)	266,312	267,538
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2007-LD11, Class AM,
5.75% (B), 06/15/2049	2,760,000	2,788,496
Series 2014-DSTY, Class C,
3.80% (B), 06/10/2027 (A)	2,000,000	2,007,447
Series 2014-INN, Class C,
2.24% (B), 06/15/2029 (A)	1,725,000	1,699,043
Series 2015-CSMO, Class C,
2.78% (B), 01/15/2032 (A)	1,730,000	1,729,484
JPMorgan Commercial Mortgage-Backed Securities Trust Series 2009-RR2, Class MLB, 5.81% (B), 06/15/2050 (A)	4,046,000	4,079,425
LB Commercial Mortgage Trust Series 2007-C3, Class A1A, 5.87% (B), 07/15/2044	378,627	385,304
Merrill Lynch Mortgage Investors Trust Series 2006-A1, Class 1A1, 3.17% (B), 03/25/2036	2,206,309	1,734,325
Morgan Stanley Re-REMIC Trust
Series 2010-GG10, Class A4A,
5.79% (B), 08/15/2045 (A)	2,451,822	2,464,462
Series 2010-R4, Class 3A,
5.50%, 08/26/2047 (A)	378,538	378,663
Series 2014-R4, Class 4A,
3.29% (B), 11/21/2035 (A)	2,606,237	2,631,759
ORES LLC Series 2014-LV3, Class A, 3.00%, 03/27/2024 (A)	8,415	8,415
RALI Trust
Series 2006-QO1, Class 3A1,
0.80% (B), 02/25/2046	6,060,094	3,934,908
Series 2006-QO2, Class A1,
0.75% (B), 02/25/2046	124,210	54,524
Series 2007-QH5, Class AI1,
0.74% (B), 06/25/2037	429,474	321,256
Residential Asset Securitization Trust Series 2004-A4, Class A11, 5.50%, 08/25/2034	2,350,768	2,427,692

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Flexible Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
SCG Trust Series 2013-SRP1, Class AJ, 2.48% (B), 11/15/2026 (A)	$ 900,000	$ 877,623
Waldorf Astoria Boca Raton Trust Series 2016-BOCA, Class C, 3.03% (B), 06/15/2029 (A)	1,060,000	1,059,542
Wells Fargo Mortgage-Backed Securities Trust
Series 2003-G, Class A1,
2.89% (B), 06/25/2033	168,535	168,905
Series 2003-L, Class 1A2,
2.86% (B), 11/25/2033	117,029	117,160

Total Mortgage-Backed Securities (Cost $63,005,805)		63,104,232

MUNICIPAL GOVERNMENT OBLIGATION - 1.1%
California - 1.1%
State of California, General Obligation Unlimited 7.95%, 03/01/2036	4,345,000	5,177,589

Total Municipal Government Obligation (Cost $4,581,635)		5,177,589

U.S. GOVERNMENT AGENCY OBLIGATIONS - 2.6%
Federal Home Loan Mortgage Corp., Interest Only STRIPS 5.00%, 08/01/2035	1,649,420	359,351
Federal National Mortgage Association 3.00%, TBA (H)	10,888,000	11,209,536

Total U.S. Government Agency Obligations (Cost $12,604,653)		11,568,887

U.S. GOVERNMENT OBLIGATIONS - 7.0%
U.S. Treasury - 5.5%
U.S. Treasury Bond 2.50%, 05/15/2046	217,000	213,025
U.S. Treasury Note
0.50%, 07/31/2017	2,400,000	2,397,749
0.63%, 07/31/2017	2,877,000	2,876,776
1.13%, 06/30/2021	910,000	902,321
1.38%, 07/31/2018 - 01/31/2021	1,679,000	1,689,015
1.50%, 08/15/2026	3,275,000	3,177,261
1.63%, 02/15/2026	885,000	870,343
1.75%, 05/15/2022	4,174,100	4,239,646
2.00%, 02/15/2025 - 08/15/2025	8,374,000	8,526,958

		24,893,094

U.S. Treasury Inflation-Protected Securities - 1.5%
U.S. Treasury Inflation-Indexed Bond 2.50%, 01/15/2029	5,133,377	6,447,219

Total U.S. Government Obligations (Cost $30,236,914)		31,340,313

	Shares	Value
COMMON STOCK - 0.1%
Diversified Telecommunication Services - 0.1%
Verizon Communications, Inc.	7,000	336,700

Total Common Stock (Cost $219,221)		336,700

	Shares	Value
CONVERTIBLE PREFERRED STOCK - 0.2%
Pharmaceuticals - 0.2%
Allergan PLC Series A, 5.50%	1,369	$ 1,052,761

Total Convertible Preferred Stock (Cost $1,369,007)		1,052,761

PREFERRED STOCKS - 1.5%
Banks - 0.6%
CoBank ACB Series F, 6.25% (B)	14,300	1,524,291
GMAC Capital Trust I Series 2, 6.60% (B)	44,000	1,123,320

		2,647,611

Diversified Telecommunication Services - 0.9%
Centaur Funding Corp. Series B, 9.08% (A)	3,533	4,168,940

Total Preferred Stocks (Cost $6,800,725)		6,816,551

WARRANT - 0.1%
Banks - 0.1%
Wells Fargo & Co. (I) Exercise Price $34 Expiration Date 10/28/2018	25,210	352,184

Total Warrant (Cost $194,117)		352,184

	Principal	Value
SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS - 0.5%
Federal Home Loan Bank Discount Notes
0.16% (J), 12/02/2016	$ 1,100,000	1,099,801
0.33% (J), 01/13/2017	440,000	439,714
0.36% (J), 01/25/2017	675,000	674,490

Total Short-Term U.S. Government Agency Obligations (Cost $2,213,762)		2,214,005

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 2.0%
U.S. Treasury Bill
0.03% (J), 11/10/2016	950,000	949,970
0.17% (J), 12/08/2016	500,000	499,913
0.29% (J), 01/12/2017	1,150,000	1,149,394
0.32% (J), 01/12/2017	6,560,000	6,556,543

Total Short-Term U.S. Government Obligations (Cost $9,154,658)		9,155,820

	Shares	Value
SECURITIES LENDING COLLATERAL - 2.1%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.27% (J)	9,381,515	9,381,515

Total Securities Lending Collateral (Cost $9,381,515)		9,381,515

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Flexible Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

Principal	Value
REPURCHASE AGREEMENT - 0.5%

State Street Bank & Trust Co. 0.03% (J), dated 10/31/2016, to be repurchased at $2,176,544 on 11/01/2016. Collateralized by a U.S. Government Agency Obligation, 1.00%, due 09/27/2017, and with a value of $2,221,050.

$ 2,176,542	$ 2,176,542

Total Repurchase Agreement (Cost $2,176,542)	2,176,542

Total Investments (Cost $460,814,805) (K)	468,782,754
Net Other Assets (Liabilities) - (4.0)%	(17,847,383)

Net Assets - 100.0%	$ 450,935,371

SECURITY VALUATION:

Valuation Inputs (L)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$49,268,015	$—	$49,268,015
Corporate Debt Securities	—	267,192,933	—	267,192,933
Foreign Government Obligations	—	5,139,322	—	5,139,322
Loan Assignments	—	4,505,385	—	4,505,385
Mortgage-Backed Securities	—	63,104,232	—	63,104,232
Municipal Government Obligation	—	5,177,589	—	5,177,589
U.S. Government Agency Obligations	—	11,568,887	—	11,568,887
U.S. Government Obligations	—	31,340,313	—	31,340,313
Common Stock	336,700	—	—	336,700
Convertible Preferred Stock	1,052,761	—	—	1,052,761
Preferred Stocks	6,816,551	—	—	6,816,551
Warrant	352,184	—	—	352,184
Short-Term U.S. Government Agency Obligations	—	2,214,005	—	2,214,005
Short-Term U.S. Government Obligations	—	9,155,820	—	9,155,820
Securities Lending Collateral	9,381,515	—	—	9,381,515
Repurchase Agreement	—	2,176,542	—	2,176,542

Total Investments	$17,939,711	$450,843,043	$—	$468,782,754

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, the total value of 144A securities is $182,152,353, representing 40.4% of the Fund’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of October 31, 2016.
(C)	Perpetual maturity. The date displayed is the next call date.
(D)	All or a portion of the securities are on loan. The total value of all securities on loan is $9,190,612. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(E)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2016, the value of the Regulation S security is $1,078,738, representing 0.2% of the Fund’s net assets.
(F)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of October 31, 2016; the maturity date disclosed is the ultimate maturity date.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Flexible Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(G)	Security in default.
(H)	Security on a when-issued, delayed-delivery, or forward commitment basis. Security to be settled and delivered after October 31, 2016.
(I)	Non-income producing security.
(J)	Rates disclosed reflect the yields at October 31, 2016.
(K)	Aggregate cost for federal income tax purposes is $461,290,024. Aggregate gross unrealized appreciation and depreciation for all securities is $17,391,712 and $9,898,982, respectively. Net unrealized appreciation for tax purposes is $7,492,730.
(L)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

CURRENCY ABBREVIATIONS:

MXN	Mexican Peso
PHP	Philippine Peso

PORTFOLIO ABBREVIATIONS:

MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES - 8.2%
Banks - 0.4%
CIT Group, Inc. 5.25%, 03/15/2018	$ 1,500,000	$ 1,553,490

Building Products - 0.5%
Norbord, Inc. 6.25%, 04/15/2023 (A)	2,000,000	2,125,000

Chemicals - 0.2%
Hexion, Inc. 6.63%, 04/15/2020	750,000	656,250

Consumer Finance - 0.8%
Springleaf Finance Corp.
5.25%, 12/15/2019	2,500,000	2,509,375
8.25%, 12/15/2020 (B)	500,000	542,500

		3,051,875

Containers & Packaging - 1.6%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.
3.85% (C), 12/15/2019 (A)	2,000,000	2,032,500
4.07% (C), 05/15/2021 (A) (B)	2,500,000	2,550,000
Coveris Holdings SA 7.88%, 11/01/2019 (A)	1,625,000	1,677,812

		6,260,312

Food Products - 0.4%
Post Holdings, Inc.
6.75%, 12/01/2021 (A)	500,000	535,000
7.75%, 03/15/2024 (A)	1,000,000	1,105,200

		1,640,200

Health Care Providers & Services - 1.1%
CHS / Community Health Systems, Inc. 5.13%, 08/01/2021	1,000,000	932,500
RegionalCare Hospital Partners Holdings, Inc. 8.25%, 05/01/2023 (A)	3,350,000	3,396,063

		4,328,563

Hotels, Restaurants & Leisure - 0.1%
Scientific Games International, Inc. 7.00%, 01/01/2022 (A)	500,000	531,800

Household Products - 0.5%
Kronos Acquisition Holdings, Inc. 9.00%, 08/15/2023 (A)	1,100,000	1,127,500
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.75%, 10/15/2020	1,000,000	1,026,280

		2,153,780

Machinery - 0.6%
Xerium Technologies, Inc. 9.50%, 08/15/2021 (A)	2,500,000	2,537,500

Media - 0.6%
Cablevision Systems Corp. 7.75%, 04/15/2018	1,500,000	1,580,625
Clear Channel Worldwide Holdings, Inc. 6.50%, 11/15/2022	1,000,000	1,011,750

		2,592,375

Oil, Gas & Consumable Fuels - 0.5%
CITGO Petroleum Corp. 6.25%, 08/15/2022 (A)	1,896,000	1,938,660

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Software - 0.1%
Infor US, Inc. 5.75%, 08/15/2020 (A)	$ 500,000	$ 523,125

Technology Hardware, Storage & Peripherals - 0.4%
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. 5.45%, 06/15/2023 (A)	1,500,000	1,606,287

Wireless Telecommunication Services - 0.4%
Sprint Communications, Inc. 6.00%, 11/15/2022	1,500,000	1,397,820

Total Corporate Debt Securities (Cost $32,207,654)		32,897,037

LOAN ASSIGNMENTS - 83.8%
Aerospace & Defense - 0.6%
Silver II US Holdings LLC Term Loan, 4.00% (C), 12/13/2019	1,501,237	1,381,450
Triumph Group, Inc. Term Loan A, 1.00% (C), 04/30/2021 (D)	1,000,000	960,000

		2,341,450

Airlines - 0.3%
Air Canada Term Loan B, 3.61% (C), 09/21/2023	1,000,000	1,001,250

Auto Components - 0.4%
Jason, Inc. 1st Lien Term Loan, 5.50% (C), 06/30/2021	997,455	947,583
K&N Engineering, Inc. 1st Lien Term Loan, TBD, 10/19/2023 (D) (E)	500,000	496,250

		1,443,833

Beverages - 0.4%
Blue Ribbon LLC Term Loan, 5.00% (C), 11/13/2021	1,616,065	1,624,651

Biotechnology - 0.9%
Concordia Healthcare Corp. Term Loan, 5.25% (C), 10/21/2021	2,481,250	2,226,406
Inventiv Health, Inc. Term Loan B, TBD, 09/28/2023 (D) (E)	1,500,000	1,499,196

		3,725,602

Building Products - 0.8%
Builders FirstSource, Inc. Term Loan B, 4.75% (C), 08/11/2022	836,231	839,576
Ply Gem Industries, Inc. Term Loan, 4.00% (C), 02/01/2021	2,181,138	2,189,317

		3,028,893

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
LOAN ASSIGNMENTS (continued)
Capital Markets - 1.5%
Donnelley Financial Solutions, Inc. Term Loan B, 5.00% (C), 09/30/2023	$ 600,000	$ 601,500
Duff & Phelps Investment Management Co.
Term Loan B,
4.75% (C), 04/23/2020	969,946	967,825
Term Loan B1,
4.75% (C), 04/23/2020	491,250	490,176
Guggenheim Partners LLC Term Loan, 3.50% (C), 07/21/2023	2,574,453	2,580,889
SIG Combibloc US Acquisition, Inc. Term Loan, 4.00% (C), 03/13/2022	1,258,170	1,259,350

		5,899,740

Chemicals - 0.9%
Minerals Technologies, Inc.
Term Loan,
4.75% (C), 05/09/2021	2,100,000	2,118,375
Term Loan B1,
3.75% (C), 05/09/2021	143,012	143,965
Trinseo Materials Operating S.C.A. Term Loan B, 4.25% (C), 11/05/2021	1,481,250	1,486,497

		3,748,837

Commercial Services & Supplies - 5.3%
Advanced Disposal Services, Inc. Term Loan B, TBD, 10/26/2023 (D) (E)	579,886	580,611
Asurion LLC
Term Loan B1,
5.00% (C), 05/24/2019	750,784	751,409
Term Loan B4,
5.00% (C), 08/04/2022	730,961	733,885
EWT Holdings III Corp.
1st Lien Term Loan,
4.75% (C), 01/15/2021 (D)	2,129,494	2,129,494
5.50% (C), 01/15/2021	497,500	498,744
GFL Environmental, Inc. Term Loan B, 3.75% (C), 09/23/2023	750,000	749,063
Multi Packaging Solutions, Inc.
Term Loan,
4.25% (C), 09/30/2020	388,463	387,492
Term Loan A,
4.25% (C), 09/30/2020	387,484	386,515
Term Loan B,
4.25% (C), 09/30/2020	1,553,772	1,548,916
RGIS Services LLC Term Loan C, 5.50% (C), 10/18/2017	481,288	446,395
Spin Holdco, Inc. Term Loan B, 4.25% (C), 11/14/2019 (D)	1,497,462	1,487,167
TruGreen, Ltd. 1st Lien Term Loan B, 6.50% (C), 04/13/2023	2,992,500	3,024,295

	Principal	Value
LOAN ASSIGNMENTS (continued)
Commercial Services & Supplies (continued)
U.S. Security Associates Holdings, Inc. Term Loan, 6.00% (C), 07/14/2023	$ 500,000	$ 501,459
USS Parent Holding Corp. Term Loan, 5.50% (C), 07/26/2023	1,743,590	1,750,128
Varsity Brands, Inc. 1st Lien Term Loan, 5.00% (C), 12/11/2021 (D)	4,441,118	4,462,400
W/S Packaging Group, Inc. Term Loan B, 6.01% (C), 08/09/2019	1,356,598	1,153,108
Waste Industries USA, Inc. Term Loan, 3.50% (C), 02/27/2020	593,970	594,898

		21,185,979

Communications Equipment - 1.1%
AVSC Holding Corp.
1st Lien Term Loan,
4.50% (C), 01/24/2021	2,630,484	2,633,772
2nd Lien Term Loan,
TBD, 01/24/2022 (D) (E)	900,000	855,000
Riverbed Technology, Inc. Term Loan, 5.00% (C), 04/24/2022	1,000,000	1,007,159

		4,495,931

Construction & Engineering - 0.7%
Granite Acquisition, Inc.
Term Loan B,
5.00% (C), 12/19/2021	1,902,888	1,882,432
Term Loan C,
5.00% (C), 12/19/2021	63,218	62,539
Pike Corp. 1st Lien Term Loan, 5.50% (C), 12/22/2021	729,032	728,121

		2,673,092

Construction Materials - 0.4%
Forterra, Inc. Term Loan B, 6.00% (C), 10/18/2023	1,500,000	1,498,125

Consumer Finance - 0.6%
Altice US Finance I Corp. Term Loan, 4.25% (C), 12/14/2022	2,468,149	2,472,777

Containers & Packaging - 6.2%
Anchor Glass Container Corp. 1st Lien Term Loan, 4.75% (C), 07/01/2022	4,959,402	4,987,918
Berry Plastics Holding Corp. Term Loan H, 3.75% (C), 10/01/2022	474,934	476,300
BWAY Holding Co., Inc. Term Loan B, 5.50% (C), 08/14/2020	2,366,449	2,379,761
Consolidated Container Co. LLC Term Loan, 5.00% (C), 07/03/2019	1,893,759	1,885,868

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
LOAN ASSIGNMENTS (continued)
Containers & Packaging (continued)
Coveris Holdings SA Term Loan B1, 4.50% (C), 05/08/2019	$ 3,459,461	$ 3,450,813
Expera Specialty Solutions LLC Term Loan B, 1.00% (C), 10/27/2023 (D)	2,500,000	2,493,750
Hilex Poly Co. LLC Term Loan B, 6.00% (C), 12/05/2021	1,529,068	1,540,536
PCI Pharma Services 1st Lien Term Loan, 5.00% (C), 06/24/2023 (D)	1,992,500	1,992,500
Printpack Holdings, Inc. Term Loan, 5.00% (C), 07/12/2023	2,791,352	2,794,841
Tekni-Plex, Inc. Term Loan B, 4.50% (C), 06/01/2022	2,962,500	2,953,612

		24,955,899

Distributors - 0.6%
Autoparts Holdings, Ltd. 1st Lien Term Loan, 7.00% (C), 07/29/2017	2,536,370	2,448,231

Diversified Consumer Services - 1.8%
Affinion Group, Inc. Term Loan B, 6.75% (C), 04/30/2018	971,214	944,506
Pre-Paid Legal Services, Inc. 1st Lien Term Loan, 6.50% (C), 07/01/2019	3,258,829	3,253,397
William Morris Endeavor Entertainment LLC
1st Lien Term Loan,
5.25% (C), 05/06/2021	1,963,630	1,971,485
2nd Lien Term Loan,
8.25% (C), 05/06/2022	1,000,000	998,125

		7,167,513

Diversified Financial Services - 1.6%
Cortes NP Acquisition Corp. Term Loan B, TBD, 09/29/2023 (D) (E)	2,650,000	2,636,750
Duke Finance LLC Term Loan, 7.00% (C), 10/28/2022	1,743,728	1,743,728
Russell Investment Group Term Loan B, 6.75% (C), 06/01/2023	1,995,000	1,998,326

		6,378,804

Diversified Telecommunication Services - 1.1%
Cincinnati Bell, Inc. Term Loan B, 4.00% (C), 09/10/2020	873,000	873,182
Global Tel*Link Corp. 1st Lien Term Loan, 5.00% (C), 05/23/2020	1,707,680	1,653,603

	Principal	Value
LOAN ASSIGNMENTS (continued)
Diversified Telecommunication Services (continued)
Hawaiian Telcom Communications, Inc. Term Loan B, 5.25% (C), 06/06/2019	$ 1,972,064	$ 1,978,226

		4,505,011

Electric Utilities - 0.3%
Lonestar Generation LLC Term Loan B, 5.47% (C), 02/22/2021	1,464,979	1,267,207

Electrical Equipment - 0.2%
Trojan Battery Co. LLC Term Loan, 5.75% (C), 06/11/2021	983,695	976,317

Electronic Equipment, Instruments & Components - 1.0%
Alcara Technologies Term Loan B, 6.75% (C), 08/17/2023	3,000,000	3,018,750
Zebra Technologies Corp. Term Loan B, 4.09% (C), 10/27/2021	818,182	826,136

		3,844,886

Energy Equipment & Services - 0.3%
Paragon Offshore Finance Co. Term Loan B, TBD, 07/18/2021 (D) (E)	3,916,263	1,258,100

Equity Real Estate Investment Trusts - 0.6%
Communications Sales & Leasing, Inc. Term Loan B, 5.00% (C), 10/24/2022	987,500	988,734
ESH Hospitality, Inc. Term Loan B, 3.75% (C), 08/30/2023	1,000,000	1,005,536
Istar Financial, Inc. Term Loan B, 5.50% (C), 07/01/2020	498,700	505,557

		2,499,827

Food & Staples Retailing - 4.1%
Albertson’s LLC Term Loan B6, 4.75% (C), 06/22/2023	2,428,658	2,451,123
Chef’s Warehouse, Inc.
1st Lien Term Loan,
6.75% (C), 06/22/2022	2,058,953	2,038,364
Delayed Draw Term Loan,
6.75% (C), 06/22/2022	94,591	93,645
Give & Go Prepared Foods Corp. 1st Lien Term Loan, 6.50% (C), 07/29/2023	2,500,000	2,492,708
Hostess Brands LLC
1st Lien Term Loan,
4.50% (C), 08/03/2022	1,977,519	1,987,052
2nd Lien Term Loan,
8.50% (C), 08/03/2023	2,325,000	2,333,719
Rite Aid Corp.
2nd Lien Term Loan,
4.88% (C), 06/21/2021	1,500,000	1,502,625
5.75% (C), 08/21/2020	2,280,000	2,285,700

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
LOAN ASSIGNMENTS (continued)
Food & Staples Retailing (continued)
Supervalu, Inc. Refinance Term Loan B, 5.50% (C), 03/21/2019	$ 1,183,420	$ 1,186,009

		16,370,945

Food Products - 2.4%
B&G Foods, Inc. Term Loan B, 3.84% (C), 11/02/2022	640,110	644,751
Bellisio Foods, Inc. Term Loan, 5.00% (C), 08/01/2019	736,985	729,615
CSM Bakery Solutions LLC 1st Lien Term Loan, 5.00% (C), 07/03/2020	2,441,131	2,370,949
Del Monte Foods, Inc. 1st Lien Term Loan, 4.25% (C), 02/18/2021	1,704,953	1,579,923
Dole Food Co., Inc. Term Loan B, 4.56% (C), 11/01/2018	2,306,004	2,314,652
Hearthside Group Holdings LLC Term Loan, 4.50% (C), 06/02/2021	977,500	978,086
Shearer’s Foods, Inc. 1st Lien Term Loan, 4.94% (C), 06/30/2021	980,000	982,450

		9,600,426

Health Care Equipment & Supplies - 3.2%
Alere, Inc.
Term Loan A,
3.53% (C), 06/18/2020	661,538	654,096
Term Loan B,
4.25% (C), 06/18/2022	1,763,353	1,753,556
CPI Buyer LLC 1st Lien Term Loan, 5.50% (C), 08/15/2021 (D)	3,073,914	3,058,545
DJO Finance LLC Term Loan, 4.25% (C), 06/08/2020	2,715,625	2,680,322
Halyard Health, Inc. Term Loan B, 4.00% (C), 11/01/2021	1,869,295	1,870,852
Kinetic Concepts, Inc. Term Loan F1, 5.00% (C), 11/04/2020	457,613	459,996
New Millennium HoldCo, Inc. Term Loan, 7.50% (C), 12/21/2020	162,958	102,612
Onex Carestream Finance, LP 1st Lien Term Loan, 5.00% (C), 06/07/2019	2,478,892	2,300,057

		12,880,036

	Principal	Value
LOAN ASSIGNMENTS (continued)
Health Care Providers & Services - 4.9%
Community Health Systems, Inc.
Term Loan G,
3.75% (C), 12/31/2019	$ 2,162,451	$ 2,053,126
Term Loan H,
4.00% (C), 01/27/2021	1,974,702	1,868,315
HCA, Inc. Term Loan B6, 3.78% (C), 03/17/2023	1,890,500	1,908,518
IASIS Healthcare LLC Term Loan B2, 4.50% (C), 05/03/2018 (D)	2,941,694	2,918,896
Medpace Holdings, Inc. 1st Lien Term Loan, 4.75% (C), 04/01/2021	526,004	525,346
Ortho-Clinical Diagnostics, Inc. Term Loan B, 4.75% (C), 06/30/2021 (D)	3,197,443	3,110,514
Quorum Health Corp. Term Loan B, 6.75% (C), 04/29/2022	2,860,625	2,680,815
RadNet, Inc. Term Loan B, 4.77% (C), 07/01/2023	1,500,000	1,502,501
Surgery Center Holdings, Inc. 1st Lien Term Loan, 4.75% (C), 11/03/2020	2,977,378	2,984,822
Valitas Health Services, Inc. Term Loan B, 8.00% (C), 06/02/2017	648,401	288,539

		19,841,392

Hotels, Restaurants & Leisure - 3.7%
Affinity Gaming LLC
2nd Lien Term Loan,
TBD, 09/14/2024 (D) (E)	1,400,000	1,404,375
Term Loan,
5.00% (C), 07/01/2023	498,750	500,309
AMF Bowling Centers, Inc. Term Loan, 6.00% (C), 08/17/2023	2,000,000	1,988,750
Caesars Entertainment Resort Properties LLC Term Loan B, 7.00% (C), 10/11/2020	984,968	988,866
Hilton Worldwide Finance LLC
Term Loan B1,
3.50% (C), 10/26/2020	75,122	75,350
Term Loan B2,
3.03% (C), 10/25/2023	767,953	771,656
MGM Growth Properties Operating Partnership LLC Term Loan B, TBD, 04/25/2023 (D) (E)	500,000	501,406
Mohegan Tribal Gaming Authority
Term Loan A,
4.78% (C), 06/15/2018	1,694,478	1,686,005
4.78% (C), 09/28/2021 (D)	1,408,365	1,404,844
NEP / NCP Holdco, Inc. Term Loan, 4.25% (C), 01/22/2020	1,457,709	1,451,332

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
LOAN ASSIGNMENTS (continued)
Hotels, Restaurants & Leisure (continued)
NPC International, Inc. Term Loan B, 4.75% (C), 12/28/2018	$ 1,275,257	$ 1,276,054
Scientific Games International, Inc.
Term Loan B1,
6.00% (C), 10/18/2020	1,949,912	1,959,661
Term Loan B2,
6.00% (C), 10/01/2021	983,731	986,959

		14,995,567

Household Durables - 1.9%
American Bath Group LLC 1st Lien Term Loan, 6.75% (C), 09/30/2023 (D)	2,500,000	2,493,750
API Heat Transfer ThermaSys Corp. Term Loan, 5.26% (C), 05/03/2019	942,308	759,343
Hoffmaster Group, Inc. 1st Lien Term Loan, 5.28% (C), 05/09/2020	2,400,817	2,399,816
Libbey Glass, Inc. Term Loan B, 3.75% (C), 04/09/2021	1,421,037	1,421,629
Otter Products LLC Term Loan, 5.75% (C), 06/03/2020 (D)	678,603	613,004

		7,687,542

Household Products - 1.9%
KIK Custom Products, Inc. Term Loan B, 6.00% (C), 08/26/2022	2,970,000	2,958,863
Reynolds Group Holdings, Inc. Term Loan, 4.25% (C), 02/05/2023	4,315,056	4,323,393
Spectrum Brands, Inc. Term Loan, 3.29% (C), 06/23/2022	346,731	349,692

		7,631,948

Independent Power & Renewable Electricity Producers - 1.4%
Calpine Corp.
Term Loan B5,
3.59% (C), 05/27/2022	790,000	790,988
Term Loan B6,
4.00% (C), 01/15/2023	1,985,000	1,993,932
Dynegy, Inc. Term Loan B, 5.00% (C), 06/27/2023	2,500,000	2,509,722
Terra-Gen Finance Co. LLC Term Loan B, 5.25% (C), 12/09/2021	467,437	396,153

		5,690,795

Internet Software & Services - 0.4%
Ancestry.com Operations, Inc. 1st Lien Term Loan, TBD, 10/19/2023 (D) (E)	650,000	650,487
Rackspace Hosting, Inc. 1st Lien Term Loan, TBD, 10/26/2023 (D) (E)	1,000,000	1,005,536

		1,656,023

	Principal	Value
LOAN ASSIGNMENTS (continued)
IT Services - 1.7%
First Data Corp.
Term Loan,
3.52% (C), 03/24/2021	$ 1,095,424	$ 1,098,288
4.27% (C), 07/08/2022	3,000,000	3,020,001
USAGM HoldCo LLC Term Loan, 4.75% (C), 07/28/2022 (D)	2,607,626	2,604,366

		6,722,655

Life Sciences Tools & Services - 0.2%
Jaguar Holding Co. II Term Loan B, 4.25% (C), 08/18/2022	740,625	740,162

Machinery - 3.7%
Apex Tool Group LLC Term Loan B, 4.50% (C), 01/31/2020	965,000	950,525
Doosan Infracore International, Inc. Term Loan B, 4.50% (C), 05/28/2021	1,097,019	1,096,562
Filtration Group Corp. 1st Lien Term Loan, 4.25% (C), 11/21/2020	2,457,322	2,461,008
Gardner Denver, Inc. Term Loan, 4.25% (C), 07/30/2020	1,251,307	1,213,573
Harsco Corp. Term Loan B, TBD, 10/21/2023 (D) (E)	500,000	503,750
Husky Injection Molding Systems, Ltd. 1st Lien Term Loan, TBD, 06/30/2021 (D) (E)	1,000,000	998,889
Manitowoc Foodservice, Inc. Term Loan B, 5.75% (C), 03/03/2023	1,758,654	1,782,102
Rexnord LLC 1st Lien Term Loan B, 4.00% (C), 08/21/2020	1,856,895	1,858,442
Wastequip LLC Term Loan, 5.50% (C), 08/09/2019	3,857,524	3,852,702

		14,717,553

Marine - 0.5%
Commercial Barge Line Co. 1st Lien Term Loan, 9.75% (C), 11/12/2020	1,950,000	1,884,187

Media - 4.5%
Block Communications, Inc. Term Loan B, 4.09% (C), 11/07/2021	980,017	984,305
CSC Holdings LLC Term Loan, 3.88% (C), 10/11/2024	1,657,895	1,662,039
Cumulus Media Holdings, Inc. Term Loan, 4.25% (C), 12/23/2020	1,410,278	969,566
Learfield Communications, Inc. 1st Lien Term Loan, 4.25% (C), 10/09/2020	2,203,474	2,202,097

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
LOAN ASSIGNMENTS (continued)
Media (continued)
Liberty Cablevision of Puerto Rico LLC 1st Lien Term Loan, 4.50% (C), 01/07/2022	$ 2,797,959	$ 2,751,325
MGOC, Inc. Term Loan B, 4.00% (C), 07/31/2020	1,284,062	1,283,603
Mission Broadcasting, Inc. Term Loan B2, TBD, 09/26/2023 (D) (E)	204,545	205,276
Nexstar Broadcasting, Inc. Term Loan B, TBD, 09/21/2023 (D) (E)	2,295,455	2,303,652
Nielsen Finance LLC Term Loan B3, 3.03% (C), 10/04/2023	500,000	501,875
Quincy Newspapers, Inc. Term Loan B, 5.55% (C), 10/13/2022	1,956,556	1,963,893
Univision Communications, Inc. Term Loan C4, 4.00% (C), 03/01/2020	953,985	954,912
WMG Acquisition Corp.
Term Loan,
3.75% (C), 07/01/2020	746,927	744,944
Term Loan B,
TBD, 10/20/2023 (D) (E)	1,656,145	1,652,005

		18,179,492

Metals & Mining - 1.5%
American Rock Salt Holdings LLC 1st Lien Term Loan, 4.75% (C), 05/20/2021	1,472,399	1,419,025
Atkore International, Inc.
1st Lien Term Loan,
4.50% (C), 04/09/2021	1,101,648	1,104,402
2nd Lien Term Loan,
7.75% (C), 10/09/2021	692,000	692,289
FMG Resources PTY, Ltd. Term Loan B, 3.75% (C), 06/30/2019	616,680	616,102
Novelis, Inc. Term Loan B, 4.00% (C), 06/02/2022	1,975,000	1,979,937

		5,811,755

Multi-Utilities - 1.0%
PrimeLine Utility Services LLC Term Loan, 6.50% (C), 11/12/2022	2,468,421	2,468,421
Solenis International, LP 1st Lien Term Loan, 4.25% (C), 07/31/2021	1,409,825	1,404,733

		3,873,154

Oil, Gas & Consumable Fuels - 2.2%
Chesapeake / MPS Merger, Ltd. Term Loan D, 4.25% (C), 10/14/2023	1,650,000	1,650,000

	Principal	Value
LOAN ASSIGNMENTS (continued)
Oil, Gas & Consumable Fuels (continued)
CITGO Holding, Inc. Term Loan B, 9.50% (C), 05/12/2018	$ 2,023,654	$ 2,036,302
Maple Holdings Acquisition Corp. Term Loan B, 5.25% (C), 03/03/2023	2,290,410	2,318,468
MEG Energy Corp. Refinance Term Loan, 3.75% (C), 03/31/2020 (D)	1,897,383	1,787,492
Southeast PowerGen LLC Term Loan B, 4.50% (C), 12/02/2021	940,000	916,500

		8,708,762

Paper & Forest Products - 0.5%
Dunn Paper, Inc. 1st Lien Term Loan, 5.75%(C), 08/31/2022 (D)	2,000,000	2,002,500

Personal Products - 0.9%
Revlon Consumer Products Corp. Term Loan B, 4.25% (C), 09/07/2023	3,500,000	3,506,562

Pharmaceuticals - 3.0%
Akorn, Inc. Term Loan B, 5.25% (C), 04/16/2021	2,502,343	2,527,367
Amneal Pharmaceuticals LLC Term Loan, 4.50% (C), 11/01/2019	1,900,703	1,906,247
Catalent Pharma Solutions, Inc. Term Loan B, 4.25% (C), 05/20/2021	2,695,536	2,707,890
Endo Luxembourg Finance Co. I SARL Term Loan B, 3.75% (C), 09/26/2022	992,500	990,329
Valeant Pharmaceuticals International, Inc.
Series E, Term Loan B,
5.25% (C), 08/05/2020	3,202,498	3,196,714
Term Loan B F1,
5.50% (C), 04/01/2022	569,350	568,994

		11,897,541

Professional Services - 0.8%
Ceridian LLC Term Loan, 4.50% (C), 09/15/2020	3,262,814	3,197,558

Real Estate Management & Development - 1.9%
CityCenter Holdings LLC Term Loan B, 4.25% (C), 10/16/2020	1,606,663	1,615,367
DTZ U.S. Borrower LLC 1st Lien Term Loan, 4.25% (C), 11/04/2021	3,069,500	3,061,187
Realogy Corp. Term Loan B, 3.75% (C), 07/20/2022	3,063,014	3,080,880

		7,757,434

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
LOAN ASSIGNMENTS (continued)
Semiconductors & Semiconductor Equipment - 1.7%
Ardent Legacy Acquisitions, Inc. Term Loan B, 6.50% (C), 08/04/2021	$ 4,035,229	$ 4,015,053
Avago Technologies Cayman, Ltd. Term Loan B3, 3.53% (C), 02/01/2023	2,698,877	2,725,866

		6,740,919

Software - 4.4%
Aristocrat Technologies, Inc. Term Loan B, 3.63% (C), 10/20/2021	1,204,288	1,208,804
BMC Foreign Holding Co. Term Loan, 5.00% (C), 09/10/2020	486,250	475,309
BMC Software Finance, Inc. Term Loan, 5.00% (C), 09/10/2020	468,889	462,149
Dell Software Group Term Loan B, TBD, 09/23/2022 (D) (E)	2,000,000	1,993,214
Infor, Inc.
Term Loan B3,
3.75% (C), 06/03/2020	965,201	959,169
Term Loan B5,
3.75% (C), 06/03/2020	1,405,611	1,400,560
Kronos, Inc.
1st Lien Term Loan,
TBD, 10/04/2023 (D) (E)	3,000,000	3,012,189
Term Loan,
4.50% (C), 10/30/2019	1,938,834	1,939,743
Magic Newco LLC 1st Lien Term Loan, 6.50% (C), 12/12/2018	1,671,385	1,672,221
Solera LLC Term Loan B, 5.75% (C), 03/03/2023	2,987,494	3,018,199
Sophia, LP Term Loan B, 4.75% (C), 09/30/2022	788,330	789,315
SS&C Technologies, Inc.
Term Loan B1,
4.00% (C), 07/08/2022	667,489	672,018
Term Loan B2,
4.00% (C), 07/08/2022	81,233	81,784

		17,684,674

Specialty Retail - 1.3%
Men’s Wearhouse, Inc. Term Loan, 5.00% (C), 06/18/2021 (D)	2,500,000	2,412,500
PetSmart, Inc. Term Loan B1, 4.00% (C), 03/11/2022	2,951,278	2,955,581

		5,368,081

Technology Hardware, Storage & Peripherals - 1.8%
Dell, Inc. Term Loan A2, 2.79% (C), 09/07/2021	3,750,000	3,712,969

	Principal	Value
LOAN ASSIGNMENTS (continued)
Technology Hardware, Storage & Peripherals (continued)
Diebold, Inc. Term Loan, 5.25% (C), 11/06/2023	$ 2,400,000	$ 2,425,500
Western Digital Corp. Term Loan B1, 4.50% (C), 04/29/2023	957,600	968,174

		7,106,643

Textiles, Apparel & Luxury Goods - 0.1%
Augusta Sportswear Group, Inc. Term Loan B, TBD, 10/20/2023 (D) (E)	500,000	497,500

Trading Companies & Distributors - 0.6%
LBM Borrower LLC 1st Lien Term Loan, 6.25% (C), 08/20/2022	2,550,625	2,546,641

Total Loan Assignments (Cost $336,263,568)		335,740,402

	Shares	Value
COMMON STOCK - 0.0% (F)
Health Care Equipment & Supplies - 0.0% (F)
Millennium Health Equity (G)	4,938	9,259

Total Common Stock (Cost $27,159)		9,259

EXCHANGE-TRADED FUNDS - 2.8%
U.S. Fixed Income Funds - 2.8%
PowerShares Senior Loan Portfolio	200,000	4,636,000
SPDR Blackstone / GSO Senior Loan ETF	100,000	4,731,000
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	70,000	1,923,600

Total Exchange-Traded Funds (Cost $11,503,783)		11,290,600

SECURITIES LENDING COLLATERAL - 0.6%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.27% (H)	2,484,100	2,484,100

Total Securities Lending Collateral (Cost $2,484,100)		2,484,100

	Principal	Value
REPURCHASE AGREEMENT - 11.6%
State Street Bank & Trust Co. 0.03% (H), dated 10/31/2016, to be repurchased at $46,680,262 on 11/01/2016. Collateralized by a U.S. Government Obligation, 2.75%, due 02/15/2024, and with a value of $47,618,250.	$ 46,680,223	46,680,223

Total Repurchase Agreement (Cost $46,680,223)		46,680,223

Total Investments (Cost $429,166,487) (I)		429,101,621
Net Other Assets (Liabilities) - (7.0)%		(28,136,401)

Net Assets - 100.0%		$ 400,965,220

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

SECURITY VALUATION:

Valuation Inputs (J)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Corporate Debt Securities	$—	$32,897,037	$—	$32,897,037
Loan Assignments	—	335,740,402	—	335,740,402
Common Stock	9,259	—	—	9,259
Exchange-Traded Funds	11,290,600	—	—	11,290,600
Securities Lending Collateral	2,484,100	—	—	2,484,100
Repurchase Agreement	—	46,680,223	—	46,680,223

Total Investments	$13,783,959	$415,317,662	$—	$429,101,621

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, the total value of 144A securities is $21,686,447, representing 5.4% of the Fund’s net assets.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $2,434,036. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Floating or variable rate securities. The rates disclosed are as of October 31, 2016.
(D)	Securities on a when-issued, delayed-delivery, or forward commitment basis. Securities to be settled and delivered after October 31, 2016.
(E)	All or a portion of the security represents unsettled loan commitments at October 31, 2016 where the rate will be determined at time of settlement.
(F)	Percentage rounds to less than 0.1% or (0.1)%.
(G)	Non-income producing security.
(H)	Rates disclosed reflect the yields at October 31, 2016.
(I)	Aggregate cost for federal income tax purposes is $429,209,335. Aggregate gross unrealized appreciation and depreciation for all securities is $3,453,711 and $3,561,425, respectively. Net unrealized depreciation for tax purposes is $107,714.
(J)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

TBD	To Be Determined

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Global Bond

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES - 19.0%
Austria - 0.8%
Eldorado Intl. Finance GmbH 8.63%, 06/16/2021 (A)	$ 200,000	$ 163,000
JBS Investments GmbH 7.75%, 10/28/2020 (A)	200,000	208,500

		371,500

Bermuda - 1.4%
Digicel, Ltd. 6.75%, 03/01/2023 (A)	500,000	448,600
Tengizchevroil Finance Co. International, Ltd. 4.00%, 08/15/2026 (A)	235,000	226,558

		675,158

Canada - 0.8%
Royal Bank of Canada 4.65%, 01/27/2026, MTN (B)	340,000	368,660

Cayman Islands - 2.4%
Dubai Holding Commercial Operations, Ltd. 6.00%, 02/01/2017, MTN	GBP 150,000	184,496
Marfrig Overseas, Ltd. 9.50%, 05/04/2020 (A)	$ 300,000	310,560
Vale Overseas, Ltd. 5.88%, 06/10/2021 (B)	600,000	639,750

		1,134,806

Colombia - 0.9%
Bancolombia SA 6.13%, 07/26/2020 (B)	400,000	428,400

France - 1.0%
SFR Group SA 5.63%, 05/15/2024 (A)	EUR 400,000	460,506

Guernsey, Channel Islands - 0.7%
Credit Suisse Group Funding Guernsey, Ltd. 4.55%, 04/17/2026 (A)	$ 340,000	356,598

Ireland - 2.3%
GE Capital UK Funding Unlimited Co.
4.13%, 09/28/2017, MTN	GBP 500,000	629,909
5.13%, 05/24/2023, MTN	320,000	476,337

		1,106,246

Luxembourg - 0.5%
Gazprom OAO Via GAZ Capital SA 3.76%, 03/15/2017, MTN (C)	EUR 200,000	221,572

Netherlands - 0.9%
Petrobras Global Finance BV
8.38%, 05/23/2021	$ 250,000	276,575
8.75%, 05/23/2026	140,000	157,710

		434,285

Sri Lanka - 1.0%
Bank of Ceylon 6.88%, 05/03/2017 (C)	455,000	461,812

Turkey - 0.4%
Turkiye Garanti Bankasi AS 3.38%, 07/08/2019, MTN (C)	EUR 200,000	221,515

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United Kingdom - 0.7%
HSBC Holdings PLC 3.90%, 05/25/2026	$ 340,000	$ 351,931

United States - 5.2%
Bank of America Corp. 3.50%, 04/19/2026, MTN	340,000	348,983
Citigroup, Inc. 4.45%, 09/29/2027	235,000	247,599
Goldman Sachs Group, Inc. 5.20%, 12/17/2019	NZD 1,270,000	946,048
Morgan Stanley
3.13%, 08/05/2021	CAD 700,000	544,672
7.60%, 08/08/2017, MTN	NZD 500,000	368,972

		2,456,274

Total Corporate Debt Securities (Cost $9,495,463)		9,049,263

FOREIGN GOVERNMENT OBLIGATIONS - 65.5%
Argentina - 0.8%
Argentina Republic Government International Bond
0.00% (D), 12/15/2035	$ 1,835,000	193,592
7.13%, 07/06/2036 (A)	195,000	201,045

		394,637

Australia - 1.8%
Queensland Treasury Corp. 5.50%, 06/21/2021 (C)	AUD 1,000,000	875,025

Belgium - 2.8%
Kingdom of Belgium Government Bond 1.60%, 06/22/2047 (C)	EUR 1,143,596	1,333,900

Brazil - 6.1%
Brazil Government International Bond
4.88%, 01/22/2021	$ 440,000	465,520
5.63%, 02/21/2047	245,000	234,588
Brazil Notas do Tesouro Nacional Series F, 10.00%, 01/01/2017 - 01/01/2027	BRL 7,415,000	2,196,025

		2,896,133

Canada - 5.7%
Canada Government Bond
1.25%, 03/01/2018	CAD 650,000	489,000
2.25%, 06/01/2025	1,390,000	1,132,374
3.50%, 12/01/2045	528,000	537,999
Province of British Columbia Canada 6.60%, 01/09/2020 (A)	INR 4,800,000	71,733
Province of Quebec 4.50%, 12/01/2020	CAD 550,000	464,099

		2,695,205

Colombia - 0.2%
Colombia TES 7.00%, 05/04/2022	COP 225,900,000	75,472

Croatia - 2.5%
Croatia Government International Bond
3.88%, 05/30/2022 (C)	EUR 625,000	740,371
6.75%, 11/05/2019 (A)	$ 400,000	439,344

		1,179,715

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Global Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
France - 1.0%
France Republic Government Bond OAT 3.25%, 05/25/2045 (C)	EUR 311,263	$ 500,814

Germany - 0.5%
Bundesrepublik Deutschland 2.50%, 08/15/2046 (C)	161,614	257,458

Hungary - 3.9%
Hungary Government Bond
2.50%, 10/27/2021	HUF 219,510,000	804,680
5.50%, 06/24/2025	140,000,000	598,781
Hungary Government International Bond 4.13%, 02/19/2018	$ 450,000	463,118

		1,866,579

Indonesia - 1.5%
Indonesia Government International Bond 3.75%, 06/14/2028 (A)	EUR 315,000	371,148
Indonesia Treasury Bond 8.25%, 05/15/2036	IDR 4,236,000,000	337,220

		708,368

Ireland - 4.1%
Ireland Government Bond 1.00%, 05/15/2026 (C)	EUR 1,720,000	1,949,117

Italy - 2.3%
Italy Buoni Poliennali del Tesoro 1.50%, 06/01/2025	985,000	1,086,089

Mexico - 1.1%
Mexico Bonos 10.00%, 11/20/2036	MXN 2,344,500	168,265
Series M, 7.75%, 11/13/2042	5,673,600	336,100

		504,365

Netherlands - 2.4%
Netherlands Government Bond 2.50%, 01/15/2033 (C)	EUR 790,000	1,134,372

Poland - 0.5%
Republic of Poland Government Bond 2.50%, 07/25/2026	PLN 1,000,000	241,891

Republic of Korea - 0.4%
Export-Import Bank of Korea 3.00%, 05/22/2018, MTN (C)	NOK 1,500,000	184,958

Romania - 1.2%
Romania Government Bond
2.50%, 04/29/2019	RON 1,490,000	372,417
5.80%, 07/26/2027	690,000	203,167

		575,584

Russian Federation - 2.4%
Russian Federation Federal Bond - OFZ
7.00%, 08/16/2023	RUB 40,700,000	592,860
7.50%, 02/27/2019	36,299,000	560,300

		1,153,160

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Slovenia - 0.9%
Slovenia Government Bond 4.63%, 09/09/2024 (C)	EUR 293,000	$ 423,176

Spain - 2.8%
Spain Government Bond
1.30%, 10/31/2026 (C)	530,000	586,297
5.15%, 10/31/2028 (C)	475,000	735,105

		1,321,402

Supranational - 12.7%
Banque Ouest Africaine de Developpement 5.50%, 05/06/2021 (A)	$ 455,000	482,027
Black Sea Trade & Development Bank 4.88%, 05/06/2021 (A)	455,000	482,300
European Investment Bank 2.25%, 03/07/2020, MTN (C)	GBP 600,000	771,452
Inter-American Development Bank
7.00%, 02/04/2019, MTN	IDR 4,250,000,000	325,571
7.25%, 07/17/2017, MTN	13,000,000,000	996,129
International Bank for Reconstruction & Development
6.38%, 08/07/2018	INR 17,100,000	258,856
3.00%, 10/19/2026, MTN	AUD 1,224,000	947,790
3.50%, 01/22/2021, MTN	NZD 645,000	473,815
3.75%, 05/19/2017, MTN	NOK 3,250,000	398,698
International Finance Corp.
3.88%, 02/26/2018, MTN	NZD 500,000	364,238
7.75%, 12/03/2016, MTN	INR 35,000,000	524,536

		6,025,412

Sweden - 2.2%
Kommuninvest I Sverige AB 1.22% (D), 11/15/2016	NOK 1,500,000	181,552
Sweden Government Bond 1.00%, 11/12/2026	SEK 7,150,000	849,118

		1,030,670

Turkey - 2.6%
Turkey Government International Bond 5.88%, 04/02/2019	EUR 1,040,000	1,247,264

United Kingdom - 3.1%
U.K. Gilt
3.50%, 01/22/2045 (C)	GBP 490,000	813,127
4.25%, 06/07/2032 (C)	250,000	417,218
4.75%, 12/07/2030 (C)	130,000	224,453

		1,454,798

Total Foreign Government Obligations (Cost $31,697,421)		31,115,564

MORTGAGE-BACKED SECURITY - 1.4%
United States - 1.4%
Hilton USA Trust Series 2013-HLT, Class AFX, 2.66%, 11/05/2030 (A)	$ 665,939	666,182

Total Mortgage-Backed Security (Cost $667,968)		666,182

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Global Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATION - 1.8%
FREMF Mortgage Trust Series 2012-K707, Class B, 3.88% (D), 01/25/2047 (A)	$ 830,000	$ 860,941

Total U.S. Government Agency Obligation (Cost $855,840)		860,941

	Shares	Value
SECURITIES LENDING COLLATERAL - 2.4%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.27% (E)	1,139,858	1,139,858

Total Securities Lending Collateral (Cost $1,139,858)		1,139,858

	Principal	Value
REPURCHASE AGREEMENT - 10.6%

State Street Bank & Trust Co. 0.03% (E), dated 10/31/2016, to be repurchased at $5,026,038 on 11/01/2016. Collateralized by a U.S. Government Agency Obligation, 0.88%, due 02/22/2017, and with a value of $5,129,163.

	$ 5,026,033	$ 5,026,033

Total Repurchase Agreement (Cost $5,026,033)		5,026,033

Total Investments (Cost $48,882,583) (F)		47,857,841
Net Other Assets (Liabilities) - (0.7)%		(355,052)

Net Assets - 100.0%		$ 47,502,789

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date		Currency Purchased		Currency Sold	Unrealized Appreciation	Unrealized Depreciation
BOA	11/30/2016	USD	7,272,567	EUR	6,680,231	$—	$(69,476)
HSBC	11/30/2016	JPY	773,287,627	USD	7,404,345	—	(23,358)
HSBC	11/30/2016	USD	1,868,596	AUD	2,448,947	7,152	—
HSBC	11/30/2016	USD	1,479,980	GBP	1,210,643	—	(2,708)
JPM	11/30/2016	PLN	7,174,615	USD	1,810,994	16,365	—
SCB	11/30/2016	USD	3,272,118	CAD	4,357,414	22,838	—
SCB	11/30/2016	USD	298,820	MXN	5,610,346	3,056	—
TDB	11/30/2016	NOK	1,464,446	USD	177,197	53	—
TDB	11/30/2016	USD	1,349,735	HUF	382,474,318	—	(10,232)
TDB	11/30/2016	USD	2,212,200	NZD	3,100,708	—	(2,387)

Total						$49,464	$(108,161)

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Foreign Government Obligations	65.0%	$31,115,564
Banks	5.1	2,428,900
Capital Markets	4.6	2,216,290
Diversified Financial Services	2.3	1,106,246
Diversified Telecommunication Services	1.9	909,106
Oil, Gas & Consumable Fuels	1.9	882,415
U.S. Government Agency Obligation	1.8	860,941
Mortgage-Backed Security	1.4	666,182
Metals & Mining	1.3	639,750
Food Products	1.1	519,060
Commercial Services & Supplies	0.4	184,496
Paper & Forest Products	0.3	163,000

Investments, at Value	87.1	41,691,950
Short-Term Investments	12.9	6,165,891

Total Investments	100.0%	$47,857,841

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Global Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

SECURITY VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Corporate Debt Securities	$—	$9,049,263	$—	$9,049,263
Foreign Government Obligations	—	31,115,564	—	31,115,564
Mortgage-Backed Security	—	666,182	—	666,182
U.S. Government Agency Obligation	—	860,941	—	860,941
Securities Lending Collateral	1,139,858	—	—	1,139,858
Repurchase Agreement	—	5,026,033	—	5,026,033

Total Investments	$1,139,858	$46,717,983	$—	$47,857,841

Other Financial Instruments
Forward Foreign Currency Contracts (H)	$—	$49,464	$—	$49,464

Total Other Financial Instruments	$—	$49,464	$—	$49,464

LIABILITIES
Other Financial Instruments
Forward Foreign Currency Contracts (H)	$—	$(108,161)	$—	$(108,161)

Total Other Financial Instruments	$—	$(108,161)	$—	$(108,161)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, the total value of 144A securities is $5,749,042, representing 12.1% of the Fund’s net assets.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $1,115,910. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2016, the total value of Regulation S securities is $11,851,742, representing 24.9% of the Fund’s net assets.
(D)	Floating or variable rate securities. The rates disclosed are as of October 31, 2016.
(E)	Rates disclosed reflect the yields at October 31, 2016.
(F)	Aggregate cost for federal income tax purposes is $48,982,238. Aggregate gross unrealized appreciation and depreciation for all securities is $1,044,976 and $2,169,373, respectively. Net unrealized depreciation for tax purposes is $1,124,397.
(G)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(H)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Columbian Peso
EUR	Euro
GBP	Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Global Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

CURRENCY ABBREVIATIONS (continued):

MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

BOA	Bank of America, N.A.
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.
SCB	Standard Chartered Bank
TDB	Toronto Dominion Bank

PORTFOLIO ABBREVIATION:

MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Global Equity

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Shares	Value
COMMON STOCKS - 97.2%
China - 2.7%
Baidu, Inc., ADR (A)	7,607	$ 1,345,374
Tencent Holdings, Ltd.	70,900	1,881,391

		3,226,765

France - 3.4%
Cie de Saint-Gobain	37,393	1,660,193
Safran SA	35,035	2,408,730

		4,068,923

Germany - 2.8%
HeidelbergCement AG	34,964	3,306,971

Indonesia - 0.7%
Bank Rakyat Indonesia Persero Tbk PT	864,400	808,222

Italy - 1.0%
Luxottica Group SpA	22,971	1,143,565

Japan - 12.7%
Amada Holdings Co., Ltd.	127,523	1,456,780
Kansai Electric Power Co., Inc. (A)	231,700	2,219,345
Kyocera Corp. (B)	47,900	2,334,023
Nabtesco Corp. (B)	35,866	1,073,894
NGK Spark Plug Co., Ltd. (B)	58,495	1,157,963
Nippon Telegraph & Telephone Corp.	69,100	3,070,525
ORIX Corp.	83,200	1,321,347
SMC Corp.	4,615	1,341,769
Tokyo Gas Co., Ltd.	243,000	1,103,429

		15,079,075

Mexico - 0.5%
Grupo Financiero Banorte SAB de CV, Class O	97,400	574,578

Netherlands - 3.6%
ABN AMRO Group NV, CVA (C)	54,831	1,265,511
ING Groep NV	224,806	2,960,136

		4,225,647

Republic of Korea - 5.1%
Hyundai Motor Co.	9,887	1,209,683
Korea Electric Power Corp.	66,140	2,846,751
Korea Electric Power Corp., ADR	25,141	548,325
NAVER Corp.	1,049	785,661
Samsung SDI Co., Ltd.	8,306	684,515

		6,074,935

Sweden - 2.7%
Atlas Copco AB, A Shares (B)	43,801	1,285,105
Swedbank AB, Class A	82,727	1,938,081

		3,223,186

Switzerland - 1.8%
Novartis AG, ADR	30,590	2,172,502

United Kingdom - 8.7%
Berkeley Group Holdings PLC	32,843	948,314
BP PLC, ADR	53,311	1,895,206
Compass Group PLC	123,931	2,246,553
Delphi Automotive PLC, Class A	26,497	1,724,160
Pentair PLC	35,583	1,961,691
Prudential PLC	98,941	1,616,131

		10,392,055

United States - 51.5%
Abbott Laboratories	40,328	1,582,471

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Aflac, Inc.	15,578	$ 1,072,857
Alphabet, Inc., Class C (A)	4,452	3,492,772
Amazon.com, Inc. (A)	2,827	2,232,821
Becton Dickinson and Co.	8,712	1,462,832
Biogen, Inc. (A)	3,971	1,112,595
Cabot Oil & Gas Corp.	54,478	1,137,501
Capital One Financial Corp.	34,968	2,589,031
Cerner Corp. (A)	25,171	1,474,517
ConocoPhillips	38,276	1,663,092
CVS Health Corp.	42,797	3,599,228
Facebook, Inc., Class A (A)	12,435	1,628,861
Illumina, Inc. (A)	8,620	1,173,527
JPMorgan Chase & Co.	47,988	3,323,649
Kinder Morgan, Inc.	128,583	2,626,951
Mallinckrodt PLC (A)	23,501	1,392,669
Microsoft Corp.	53,013	3,176,539
NIKE, Inc., Class B	29,737	1,492,203
Oracle Corp.	51,308	1,971,253
Regeneron Pharmaceuticals, Inc., Class A (A)	1,810	624,486
Reinsurance Group of America, Inc., Class A	27,541	2,970,572
Royal Caribbean Cruises, Ltd., Class A	37,414	2,876,014
SBA Communications Corp., Class A (A)	10,537	1,193,631
Shire PLC, Class B, ADR	13,155	2,218,459
Southwest Airlines Co.	65,585	2,626,679
St. Jude Medical, Inc.	13,765	1,071,468
Ultragenyx Pharmaceutical, Inc. (A) (B)	9,240	545,068
United Continental Holdings, Inc. (A)	30,261	1,701,576
Visa, Inc., Class A	36,307	2,995,690
WEC Energy Group, Inc.	34,580	2,065,117
Wells Fargo & Co.	44,517	2,048,227

		61,142,356

Total Common Stocks (Cost $110,965,156)		115,438,780

PREFERRED STOCK - 0.5%
Republic of Korea - 0.5%
Hyundai Motor Co. 4.19% (D)	6,473	568,526

Total Preferred Stock (Cost $709,904)		568,526

SECURITIES LENDING COLLATERAL - 4.2%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.27% (D)	5,053,170	5,053,170

Total Securities Lending Collateral (Cost $5,053,170)		5,053,170

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Global Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
REPURCHASE AGREEMENT - 2.1%

State Street Bank & Trust Co. 0.03% (D), dated 10/31/2016, to be repurchased at $2,531,942 on 11/01/2016. Collateralized by a U.S. Government Agency Obligation, 0.75%, due 08/23/2017, and with a value of $2,583,225.

	$ 2,531,940	$ 2,531,940

Total Repurchase Agreement (Cost $2,531,940)		2,531,940

Total Investments (Cost $119,260,170) (E)		123,592,416
Net Other Assets (Liabilities) - (4.0)%		(4,786,626)

Net Assets - 100.0%		$ 118,805,790

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Banks	10.5%	$12,918,404
Internet Software & Services	7.4	9,134,059
Oil, Gas & Consumable Fuels	5.9	7,322,750
Machinery	5.8	7,119,239
Insurance	4.6	5,659,560
Electric Utilities	4.5	5,614,421
Software	4.2	5,147,792
Hotels, Restaurants & Leisure	4.1	5,122,567
Biotechnology	3.6	4,500,608
Airlines	3.5	4,328,255
Diversified Telecommunication Services	3.5	4,264,156
Health Care Equipment & Supplies	3.3	4,116,771
Food & Staples Retailing	2.9	3,599,228
Pharmaceuticals	2.9	3,565,171
Construction Materials	2.7	3,306,971
Electronic Equipment, Instruments & Components	2.4	3,018,538
IT Services	2.4	2,995,690
Auto Components	2.3	2,882,123
Textiles, Apparel & Luxury Goods	2.1	2,635,768
Consumer Finance	2.1	2,589,031
Aerospace & Defense	2.0	2,408,730
Internet & Direct Marketing Retail	1.8	2,232,821
Multi-Utilities	1.7	2,065,117
Automobiles	1.4	1,778,209
Building Products	1.3	1,660,193
Health Care Technology	1.2	1,474,517
Diversified Financial Services	1.1	1,321,347
Life Sciences Tools & Services	1.0	1,173,527
Gas Utilities	0.9	1,103,429
Household Durables	0.8	948,314

Investments, at Value	93.9	116,007,306
Short-Term Investments	6.1	7,585,110

Total Investments	100.0%	$123,592,416

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Global Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$71,364,192	$44,074,588	$—	$115,438,780
Preferred Stock	—	568,526	—	568,526
Securities Lending Collateral	5,053,170	—	—	5,053,170
Repurchase Agreement	—	2,531,940	—	2,531,940

Total Investments	$76,417,362	$47,175,054	$—	$123,592,416

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $4,825,996. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, the value of the 144A security is $1,265,511, representing 1.1% of the Fund’s net assets.
(D)	Rates disclosed reflect the yields at October 31, 2016.
(E)	Aggregate cost for federal income tax purposes is $119,677,532. Aggregate gross unrealized appreciation and depreciation for all securities is $9,350,976 and $5,436,092, respectively. Net unrealized appreciation for tax purposes is $3,914,884.
(F)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
CVA	Commanditaire Vennootschap op Aandelen (Dutch Certificate)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Global Long/Short Equity

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Shares	Value
COMMON STOCKS - 143.1%
Australia - 1.2%
BlueScope Steel, Ltd.	8,300	$ 49,248
Orocobre, Ltd. (A)	18,800	54,773

		104,021

Belgium - 2.1%
Bekaert SA (B)	1,600	71,169
KBC Group NV (A) (B)	1,900	115,779

		186,948

Bermuda - 0.9%
Arch Capital Group, Ltd. (A) (B)	1,000	77,970

Brazil - 0.8%
Minerva SA (A)	12,500	39,591
QGEP Participacoes SA	20,500	35,451

		75,042

Canada - 2.6%
Agnico Eagle Mines, Ltd. (B)	1,700	86,360
Baytex Energy Corp. (A)	3,300	12,705
Bonavista Energy Corp.	12,000	39,186
Gran Tierra Energy, Inc. (A)	10,500	30,687
Silver Standard Resources, Inc. (A) (B)	2,800	30,728
Silver Standard Resources, Inc. (A) (B)	2,500	27,400

		227,066

China - 2.3%
AAC Technologies Holdings, Inc.	6,100	58,203
Alibaba Group Holding, Ltd., ADR (A)	400	40,676
China BlueChemical, Ltd., H Shares	26,000	5,029
Fu Shou Yuan International Group, Ltd.	59,900	35,142
PICC Property & Casualty Co., Ltd., Class H	42,200	68,342

		207,392

Denmark - 2.6%
Pandora A/S (B)	1,300	169,220
Royal Unibrew A/S	1,400	65,498

		234,718

Finland - 1.6%
UPM-Kymmene OYJ (B)	5,900	137,307

France - 5.8%
AXA SA (B)	4,400	99,186
BNP Paribas SA	1,100	63,806
Capgemini SA (B)	450	37,286
Cellectis SA, ADR (A) (B)	400	7,072
Cie Generale des Etablissements Michelin, Class B (B)	1,000	108,271
Orange SA	1,000	15,753
Societe Generale SA	600	23,422
TOTAL SA (B)	2,600	124,783
Vinci SA (B)	500	36,215

		515,794

Germany - 5.0%
Allianz SE, Class A (B)	600	93,528
Aroundtown Property Holdings PLC (A)	12,200	58,258
Daimler AG (B)	650	46,316
Deutsche EuroShop AG (B)	3,000	129,589
HeidelbergCement AG (B)	400	37,833
ThyssenKrupp AG (B)	3,200	74,085

		439,609

	Shares	Value
COMMON STOCKS (continued)
Hong Kong - 3.9%
Beijing Enterprises Water Group, Ltd. (A)	66,500	$ 48,274
BOC Hong Kong Holdings, Ltd. (B)	10,600	37,859
CK Hutchison Holdings, Ltd.	9,900	122,481
WH Group, Ltd. (C)	75,000	60,827
Xinyi Glass Holdings, Ltd. (A)	85,000	73,103

		342,544

Ireland - 2.3%
Adient PLC (A)	213	9,693
Allegion PLC	1,500	95,760
Experian PLC (B)	1,600	30,806
Greencore Group PLC	16,100	65,031

		201,290

Israel - 0.2%
Teva Pharmaceutical Industries, Ltd., ADR	500	21,370

Italy - 2.4%
Buzzi Unicem SpA (B)	2,600	50,575
Hera SpA	8,000	20,462
Intesa Sanpaolo SpA	30,000	69,488
Mediobanca SpA (B)	3,500	25,646
Prysmian SpA (B)	1,000	24,886
Recordati SpA	800	22,640

		213,697

Japan - 10.4%
Fuji Heavy Industries, Ltd. (B)	700	27,327
Haseko Corp. (B)	5,100	49,750
Japan Display, Inc. (A)	4,800	9,475
Kose Corp. (B)	1,200	109,736
LaSalle Logiport REIT	25	26,533
MEIJI Holdings Co., Ltd. (B)	300	29,980
Mitsubishi Corp. (B)	1,900	41,508
Mitsubishi UFJ Financial Group, Inc. (B)	23,800	123,596
Nihon M&A Center, Inc. (B)	1,400	45,590
Nippon Telegraph & Telephone Corp. (B)	3,900	173,300
ORIX Corp. (B)	2,300	36,528
Resorttrust, Inc. (B)	3,050	61,105
Sanwa Holdings Corp. (B)	4,600	45,969
Suruga Bank, Ltd. (B)	3,000	73,376
Temp Holdings Co., Ltd. (B)	3,000	50,977
Tosoh Corp. (B)	2,300	15,067

		919,817

Luxembourg - 0.5%
B&M European Value Retail SA	13,900	39,914

Mexico - 2.7%
Compartamos SAB de CV	8,000	15,779
Gruma SAB de CV, Class B	5,600	77,845
Grupo Aeroportuario del Centro Norte SAB de CV, Class B	9,000	52,521
PLA Administradora Industrial S de RL de CV, REIT (A)	9,300	15,425
Wal-Mart de Mexico SAB de CV	35,000	74,033

		235,603

Netherlands - 5.0%
ING Groep NV (B)	10,100	132,992
Koninklijke Ahold Delhaize NV (B)	3,576	81,632
Koninklijke Vopak NV (B)	1,100	55,552

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Global Long/Short Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Netherlands (continued)
NN Group NV (B)	3,100	$ 93,413
Royal Dutch Shell PLC, Class B (B)	3,200	82,841

		446,430

Norway - 0.8%
Avance Gas Holding, Ltd. (C)	1,700	4,156
Europris ASA (A) (C)	5,600	28,534
Statoil ASA (B)	2,500	40,969

		73,659

Philippines - 0.6%
Manila Electric Co.	4,000	22,816
Security Bank Corp.	6,000	27,313

		50,129

Portugal - 0.4%
EDP - Energias de Portugal SA	11,600	38,342

Republic of Korea - 2.8%
Kangwon Land, Inc.	3,400	112,764
Korea Electric Power Corp.	900	38,737
Samsung Electronics Co., Ltd.	38	54,430
SK Hynixm, Inc.	1,100	39,415

		245,346

Singapore - 0.6%
SATS, Ltd.	14,000	48,704

South Africa - 2.0%
Hyprop Investments, Ltd., REIT	4,000	35,509
Mondi PLC (B)	2,900	56,652
Naspers, Ltd., Class N	400	67,041
SPAR Group, Ltd.	1,500	21,248

		180,450

Spain - 3.9%
ACS Actividades de Construccion y Servicios SA (B)	2,881	88,332
Aena SA (B) (C)	200	29,365
Euskaltel SA (A) (C)	4,000	40,309
Ferrovial SA (B)	2,400	46,698
Iberdrola SA (B)	17,811	121,399
Merlin Properties Socimi SA, REIT (B)	2,000	22,482

		348,585

Sweden - 1.8%
Intrum Justitia AB	2,300	70,919
Svenska Cellulosa AB SCA, Class B	600	16,999
Tobii AB (A)	9,500	73,363

		161,281

Switzerland - 6.9%
Allied World Assurance Co. Holdings AG (B)	1,800	77,364
Forbo Holding AG (A)	75	95,650
Georg Fischer AG	165	146,316
Swiss Life Holding AG (A) (B)	660	174,746
Swiss Re AG (B)	1,300	120,732

		614,808

Thailand - 0.9%
Intouch Holdings PCL	54,400	82,383

United Kingdom - 8.4%
3i Group PLC (B)	11,000	90,343
Acacia Mining PLC (B)	2,700	17,135

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
BP PLC (B)	10,500	$ 62,165
British American Tobacco PLC	200	11,485
BT Group PLC, Class A	4,800	22,088
Centrica PLC	9,000	23,596
Hammerson PLC, REIT	2,000	13,488
Imperial Brands PLC (B)	1,800	87,148
Indivior PLC	12,500	48,103
Ithaca Energy, Inc. (A)	60,700	58,880
ITV PLC	21,900	45,704
JD Sports Fashion PLC (B)	1,500	27,889
John Wood Group PLC (B)	1,600	15,060
National Grid PLC, Class B (B)	1,800	23,464
Reckitt Benckiser Group PLC, Class A (B)	1,300	116,365
Taylor Wimpey PLC	47,100	81,691

		744,604

United States - 61.7%
Agilent Technologies, Inc. (B)	3,000	130,710
Albemarle Corp. (B)	1,100	91,905
Alphabet, Inc., Class A (A) (B)	100	80,990
Amazon.com, Inc. (A) (B)	37	29,223
Amdocs, Ltd. (B)	500	29,225
American Financial Group, Inc. (B)	600	44,700
American Homes 4 Rent, Class A, REIT (B)	6,100	128,771
Anadarko Petroleum Corp., Class A (B)	1,300	77,272
Apple, Inc. (B)	1,100	124,894
ARRIS International PLC (A)	800	22,224
AvalonBay Communities, Inc., REIT (B)	200	34,236
Baxter International, Inc. (B)	800	38,072
BroadSoft, Inc. (A) (B)	1,400	58,170
BWX Technologies, Inc. (B)	1,400	54,908
Callaway Golf Co. (B)	3,000	30,630
Care Capital Properties, Inc., REIT (B)	1,900	50,483
Carlisle Cos., Inc. (B)	1,200	125,820
Celgene Corp. (A) (B)	300	30,654
Citizens Financial Group, Inc. (B)	2,200	57,948
Comcast Corp., Class A (B)	400	24,728
Comerica, Inc., Class A (B)	2,500	130,225
CommVault Systems, Inc. (A) (B)	600	32,100
Continental Resources, Inc., Class B (A) (B)	1,700	83,147
Crown Castle International Corp., REIT (B)	1,300	118,287
Curtiss-Wright Corp. (B)	700	62,734
DineEquity, Inc. (B)	800	63,280
Dr. Pepper Snapple Group, Inc. (B)	600	52,674
E*TRADE Financial Corp. (A) (B)	1,400	39,424
East West Bancorp, Inc. (B)	1,600	63,216
Edwards Lifesciences Corp. (A) (B)	600	57,132
Ensign Group, Inc. (B)	1,200	22,164
Finisar Corp. (A) (B)	1,100	30,118
First Republic Bank, Class A (B)	800	59,544
Five9, Inc. (A) (B)	1,900	27,208
Glaukos Corp. (A) (B)	400	13,360
Great Plains Energy, Inc. (B)	2,400	68,256
Groupon, Inc., Class A (A)	5,600	22,344
Helmerich & Payne, Inc. (B)	400	25,244
Hexcel Corp. (B)	1,300	59,137
HRG Group, Inc. (A) (B)	3,600	54,144
Huntington Ingalls Industries, Inc. (B)	300	48,408

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Global Long/Short Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Ingersoll-Rand PLC (B)	700	$ 47,103
Inphi Corp. (A) (B)	700	25,970
Intuitive Surgical, Inc. (A) (B)	102	68,552
Johnson Controls International PLC (B)	2,136	86,124
KAR Auction Services, Inc. (B)	1,200	51,096
KeyCorp (B)	9,000	127,080
L-3 Communications Holdings, Inc. (B)	848	116,125
Level 3 Communications, Inc. (A) (B)	1,200	67,380
Liberty TripAdvisor Holdings, Inc., Class A (A) (B)	1,500	33,300
Lowe’s Cos., Inc. (B)	1,100	73,315
LyondellBasell Industries NV, Class A (B)	600	47,730
Macy’s, Inc. (B)	1,500	54,735
Matador Resources Co. (A) (B)	6,100	133,041
Merck & Co., Inc. (B)	500	29,360
Micron Technology, Inc. (A) (B)	1,800	30,888
Mohawk Industries, Inc. (A) (B)	600	110,580
Molson Coors Brewing Co., Class B (B)	600	62,286
Morgan Stanley (B)	2,200	73,854
Newfield Exploration Co. (A) (B)	2,000	81,180
Norfolk Southern Corp. (B)	1,400	130,200
Nutanix, Inc., Class A (A)	300	7,350
NVIDIA Corp. (B)	600	42,696
NVR, Inc. (A) (B)	5	7,615
Panera Bread Co., Class A (A) (B)	38	7,249
Parsley Energy, Inc., Class A (A) (B)	1,600	52,640
Priceline Group, Inc. (A) (B)	34	50,124
PVH Corp. (B)	800	85,584
QUALCOMM, Inc. (B)	500	34,360
Ross Stores, Inc. (B)	1,200	75,048
salesforce.com, Inc. (A) (B)	400	30,064
Shire PLC (B)	2,300	130,907
Southwest Airlines Co. (B)	1,800	72,090
Stanley Black & Decker, Inc. (B)	1,000	113,840
Sun Communities, Inc., REIT (B)	1,600	123,088
Supernus Pharmaceuticals, Inc. (A) (B)	1,400	27,720
Synchrony Financial (B)	4,800	137,232
Take-Two Interactive Software, Inc. (A) (B)	800	35,512
Terex Corp. (B)	2,600	62,088
Thermo Fisher Scientific, Inc. (B)	500	73,515
UnitedHealth Group, Inc. (B)	700	98,931
VCA, Inc. (A) (B)	1,300	79,898
VMware, Inc., Class A (A) (B)	400	31,440
Vonage Holdings Corp. (A) (B)	5,800	39,788
WEX, Inc. (A) (B)	700	76,370
WP Carey, Inc., REIT (B)	1,200	72,888
Xilinx, Inc. (B)	600	30,522
Zoetis, Inc., Class A (B)	500	23,900

		5,470,067

Total Common Stocks (Cost $12,360,249)		12,684,890

MASTER LIMITED PARTNERSHIPS - 2.1%
Canada - 0.3%
Brookfield Infrastructure Partners, LP	800	27,064

United States - 1.8%
Cedar Fair, LP	400	22,740
DCP Midstream Partners, LP	1,100	36,685

	Shares	Value
MASTER LIMITED PARTNERSHIPS (continued)
United States (continued)
Enterprise Products Partners, LP	4,000	$ 100,960

		160,385

Total Master Limited Partnerships (Cost $201,981)		187,449

RIGHTS - 0.0% (D)
Bermuda - 0.0% (D)
Avance Gas Holdings Ltd. (A) Exercise Price NOK 17 Expiration Date 11/10/2016	405	157

Spain - 0.0% (D)
Ferrovial SA (A) Exercise Price TBD Expiration Date 11/18/2016	2,400	1,028

Total Rights (Cost $1,070)		1,185

	Number of Contracts	Value
EXCHANGE-TRADED OPTIONS PURCHASED - 0.1%
Call - Edwards Lifesciences Corp. Exercise Price $125 Expiration Date 11/18/2016	4	4
Call - Microsoft Corp. Exercise Price $62 Expiration Date 11/18/2016	5	105
Put - Polaris Industries, Inc. Exercise Price $80 Expiration Date 11/18/2016	3	1,920
Put - SeaWorld Entertainment, Inc. Exercise Price $12 Expiration Date 12/16/2016	29	652
Put - Tempur Sealy International, Inc. Exercise Price $55 Expiration Date 12/16/2016	6	1,710

Total Exchange-Traded Options Purchased (Cost $5,433)		4,391

Total Investments (Cost $12,568,733) (E)		12,877,915

	Shares	Value
SECURITIES SOLD SHORT - (86.6)% (F)

COMMON STOCKS - (86.6)%
Australia - (0.7)%
BHP Billiton PLC	(2,600)	(39,287)
Insurance Australia Group, Ltd.	(6,500)	(27,244)

		(66,531)

Austria - (1.2)%
OMV AG	(3,400)	(106,279)

Belgium - (1.1)%
Colruyt SA	(1,800)	(96,752)

Brazil - (0.9)%
Cia Brasileira de Distribuicao, ADR	(1,300)	(24,765)
Vale SA, Class B, ADR	(7,600)	(52,592)

		(77,357)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Global Long/Short Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Canada - (1.9)%
EnCana Corp.	(4,600)	$(43,884)
Goldcorp, Inc.	(2,700)	(41,040)
Inter Pipeline, Ltd.	(1,700)	(35,247)
Kinross Gold Corp.	(6,500)	(25,248)
MAG Silver Corp.	(1,000)	(14,630)
Valeant Pharmaceuticals International, Inc.	(300)	(5,352)

		(165,401)

Cayman Islands - (0.3)%
Greenlight Capital Re, Ltd., Class A	(1,300)	(25,870)

China - (2.4)%
China Minsheng Banking Corp., Ltd., H Shares	(69,200)	(78,966)
Tingyi Cayman Islands Holding Corp.	(120,000)	(129,507)

		(208,473)

Denmark - (1.0)%
Novozymes A/S, B Shares	(2,400)	(89,153)

France - (3.0)%
Accor SA	(1,000)	(37,966)
Bollore SA	(15,500)	(51,045)
DBV Technologies SA	(600)	(41,469)
Essilor International SA	(600)	(67,446)
Iliad SA	(250)	(52,445)
Kering	(75)	(16,635)

		(267,006)

Germany - (3.2)%
adidas AG	(400)	(65,601)
Bayerische Motoren Werke AG	(900)	(78,416)
Krones AG	(800)	(81,541)
Telefonica Deutschland Holding AG	(15,000)	(58,142)

		(283,700)

Hong Kong - (4.7)%
Bank of East Asia, Ltd.	(15,941)	(64,232)
China Merchants Port Holdings Co., Ltd.	(10,000)	(25,917)
First Pacific Co., Ltd.	(40,000)	(30,327)
HK Electric Investments & HK Electric Investments, Ltd. (C)	(26,000)	(25,646)
Hong Kong & China Gas Co., Ltd.	(55,000)	(107,794)
Nord Anglia Education, Inc.	(300)	(6,462)
Shangri-La Asia, Ltd.	(82,000)	(90,188)
SJM Holdings, Ltd.	(90,000)	(62,317)

		(412,883)

India - (0.2)%
Wipro, Ltd., ADR	(2,200)	(21,274)

Israel - (0.3)%
Check Point Software Technologies, Ltd.	(300)	(25,368)

Italy - (0.6)%
Prada SpA	(8,900)	(31,214)
Saipem SpA	(45,000)	(18,524)

		(49,738)

Japan - (2.5)%
Asahi Intecc Co., Ltd.	(200)	(8,677)
ITO En, Ltd.	(2,500)	(91,304)
Mizuno Corp.	(8,800)	(47,411)
Shiseido Co., Ltd.	(1,900)	(49,063)
Sumco Corp.	(2,200)	(23,118)

		(219,573)

	Shares	Value
COMMON STOCKS (continued)
Macau - (1.3)%
Sands China, Ltd.	(27,500)	$ (119,672)

Mexico - (1.8)%
Cemex SAB de CV, ADR	(2,600)	(22,568)
Coca-Cola Femsa SAB de CV, ADR	(900)	(67,509)
Grupo Bimbo SAB de CV, Series A	(13,000)	(35,050)
Grupo Carso SAB de CV, Series A1	(8,800)	(38,457)

		(163,584)

New Zealand - (0.4)%
Fletcher Building, Ltd.	(5,200)	(38,370)

Norway - (0.1)%
Schibsted ASA, Class A	(300)	(7,193)

Poland - (0.5)%
Powszechna Kasa Oszczednosci Bank Polski SA	(6,000)	(42,026)

Singapore - (0.5)%
Raffles Medical Group, Ltd.	(39,777)	(43,029)

South Africa - (3.4)%
Discovery, Ltd.	(12,000)	(102,550)
Fortress Income Fund, Ltd.	(10,000)	(23,777)
Pick n Pay Stores, Ltd.	(12,500)	(61,175)
Shoprite Holdings, Ltd.	(8,000)	(118,068)

		(305,570)

Spain - (2.2)%
Banco Bilbao Vizcaya Argentaria SA	(4,200)	(30,328)
Bankinter SA	(4,300)	(32,920)
EDP Renovaveis SA	(5,000)	(37,785)
Repsol SA	(2,200)	(30,828)
Telefonica SA	(6,100)	(62,007)

		(193,868)

Sweden - (0.9)%
Svenska Handelsbanken AB, A Shares	(5,900)	(80,477)

Switzerland - (4.6)%
Baloise Holding AG	(200)	(24,617)
Barry Callebaut AG	(25)	(31,125)
Clariant AG	(2,800)	(46,377)
Helvetia Holding AG	(190)	(98,883)
Swatch Group AG	(200)	(60,169)
TE Connectivity, Ltd.	(300)	(18,861)
Zurich Insurance Group AG	(490)	(128,201)

		(408,233)

Turkey - (0.2)%
Anadolu Efes Biracilik Ve Malt Sanayii AS	(3,500)	(21,390)

United Kingdom - (10.2)%
Associated British Foods PLC	(900)	(27,121)
Aviva PLC	(21,000)	(113,817)
Barclays PLC	(31,400)	(73,139)
Capital & Counties Properties PLC	(6,700)	(23,643)
Fiat Chrysler Automobiles NV	(6,100)	(44,664)
HSBC Holdings PLC	(16,194)	(122,140)
J D Wetherspoon PLC	(1,100)	(11,714)
Marks & Spencer Group PLC	(19,900)	(82,938)
Merlin Entertainments PLC (C)	(12,100)	(68,246)
Pearson PLC	(6,000)	(55,631)
Pennon Group PLC	(4,100)	(41,879)
Rio Tinto PLC, ADR	(1,900)	(66,215)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Global Long/Short Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Royal Bank of Scotland Group PLC	(11,300)	$ (26,155)
United Utilities Group PLC	(8,300)	(95,496)
Willis Towers Watson PLC	(200)	(25,180)
Worldpay Group PLC (C)	(7,000)	(24,402)

		(902,380)

United States - (36.5)%
Aflac, Inc.	(200)	(13,774)
American Express Co.	(800)	(53,136)
American States Water Co.	(1,800)	(71,964)
AmerisourceBergen Corp., Class A	(300)	(21,096)
ARMOUR Residential REIT, Inc.	(300)	(6,801)
athenahealth, Inc.	(300)	(30,996)
Autodesk, Inc.	(400)	(28,912)
Blackbaud, Inc.	(200)	(12,280)
Boeing Co.	(200)	(28,486)
Bristol-Myers Squibb Co.	(500)	(25,455)
Cabot Oil & Gas Corp.	(3,100)	(64,728)
CalAtlantic Group, Inc.	(1,500)	(48,480)
CarMax, Inc.	(200)	(9,988)
Casey’s General Stores, Inc.	(300)	(33,897)
CH Robinson Worldwide, Inc.	(400)	(27,248)
Clean Harbors, Inc.	(1,100)	(52,052)
Colgate-Palmolive Co.	(500)	(35,680)
Commerce Bancshares, Inc.	(1,500)	(74,730)
Concho Resources, Inc.	(300)	(38,082)
Cracker Barrel Old Country Store, Inc.	(200)	(27,600)
Deere & Co.	(200)	(17,660)
Diebold, Inc.	(400)	(8,720)
Ecolab, Inc.	(400)	(45,668)
EOG Resources, Inc.	(200)	(18,084)
Equity Residential, REIT	(600)	(37,050)
EW Scripps Co., Class A	(1,400)	(18,564)
Express Scripts Holding Co.	(900)	(60,660)
First Solar, Inc.	(1,900)	(76,931)
FleetCor Technologies, Inc.	(300)	(52,590)
Flowserve Corp.	(1,100)	(46,585)
FMC Technologies, Inc.	(1,100)	(35,497)
Ford Motor Co.	(1,900)	(22,306)
G-III Apparel Group, Ltd.	(1,200)	(31,344)
GEO Group, Inc., REIT	(500)	(11,980)
Healthcare Realty Trust, Inc., REIT	(1,800)	(57,402)
Healthcare Services Group, Inc.	(1,500)	(55,455)
Heartland Express, Inc.	(3,700)	(68,080)
Illumina, Inc.	(300)	(40,842)
International Business Machines Corp.	(600)	(92,214)
Ionis Pharmaceuticals, Inc.	(700)	(18,186)
J.M. Smucker, Co.	(200)	(26,262)
Kimco Realty Corp., REIT	(3,100)	(82,491)
Lindsay Corp.	(300)	(23,490)
Lions Gate Entertainment Corp.	(1,300)	(26,468)
Marathon Petroleum Corp.	(1,800)	(78,462)
Mattel, Inc.	(2,600)	(81,978)
MEDNAX, Inc.	(300)	(18,375)
Mercury General Corp.	(500)	(27,235)
MGP Ingredients, Inc.	(200)	(7,042)
Microchip Technology, Inc.	(700)	(42,385)
New York Community Bancorp, Inc.	(2,800)	(40,208)

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Nielsen Holdings PLC	(500)	$ (22,510)
PAREXEL International Corp.	(600)	(34,956)
Pennsylvania Real Estate Investment Trust	(2,200)	(42,922)
People’s United Financial, Inc.	(4,600)	(74,704)
Phillips 66	(900)	(73,035)
Pilgrim’s Pride Corp.	(1,400)	(30,576)
PNM Resources, Inc.	(1,700)	(55,845)
Qorvo, Inc.	(400)	(22,260)
Regal Entertainment Group, Class A	(700)	(15,057)
Reliance Steel & Aluminum Co.	(200)	(13,756)
RingCentral, Inc., Class A	(900)	(18,630)
Rockwell Collins, Inc.	(400)	(33,728)
Sabre Corp.	(800)	(20,664)
Schlumberger, Ltd.	(600)	(46,938)
Sealed Air Corp.	(1,200)	(54,756)
Signature Bank	(200)	(24,112)
Silgan Holdings, Inc.	(1,500)	(76,425)
Spirit Airlines, Inc.	(1,200)	(57,516)
Square, Inc., Class A	(1,800)	(20,160)
SS&C Technologies Holdings, Inc.	(600)	(19,158)
Stericycle, Inc.	(300)	(24,027)
T. Rowe Price Group, Inc.	(300)	(19,203)
Texas Roadhouse, Inc.	(500)	(20,260)
Travelers Cos., Inc.	(600)	(64,908)
Tribune Media Co., Class A	(900)	(29,340)
TripAdvisor, Inc.	(300)	(19,344)
Triumph Group, Inc.	(600)	(14,220)
Ultimate Software Group, Inc.	(100)	(21,099)
United Therapeutics Corp.	(200)	(24,014)
Valley National Bancorp	(7,300)	(71,978)
Vulcan Materials Co.	(300)	(33,960)
Walt Disney, Co.	(400)	(37,076)
Webster Financial Corp.	(2,000)	(80,800)
WESCO Aircraft Holdings, Inc.	(500)	(6,425)
Western Digital Corp.	(400)	(23,376)
Wynn Resorts, Ltd.	(100)	(9,455)

		(3,232,792)

Total Common Stocks (Proceeds $7,585,693)		(7,673,942)

Total Securities Sold Short (Proceeds $7,585,693)		(7,673,942)

Net Other Assets (Liabilities) - 41.3%		3,660,383

Net Assets - 100.0%		$ 8,864,356

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Global Long/Short Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

EXCHANGE-TRADED OPTIONS WRITTEN:

Description		Exercise Price	Expiration Date	Number of Contracts	Premiums (Received)	Value
Call - American Express Co.	USD	70.00	11/18/2016	5	$(158)	$(60)
Call - Edwards Lifesciences Corp.	USD	130.00	11/18/2016	4	(177)	(4)
Call - SeaWorld Entertainment, Inc.	USD	15.00	12/16/2016	29	(1,138)	(1,450)
Put - Microsoft Corp.	USD	58.50	11/18/2016	5	(173)	(270)
Put - Polaris Industries, Inc.	USD	70.00	11/18/2016	3	(249)	(195)

Total					$(1,895)	$(1,979)

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Oil, Gas & Consumable Fuels	12.0%	$623,828
Equity Real Estate Investment Trusts	7.4	385,568
Household Durables	5.7	296,806
Aerospace & Defense	5.0	258,453
Banks	4.9	254,583
Electric Utilities	4.5	235,123
Capital Markets	4.4	230,008
Building Products	4.4	227,853
Technology Hardware, Storage & Peripherals	4.2	220,591
Industrial Conglomerates	4.0	209,844
Machinery	3.8	200,071
Insurance	3.8	197,702
Paper & Forest Products	3.7	193,959
Auto Components	3.7	191,067
Diversified Telecommunication Services	3.6	186,024
Construction & Engineering	3.3	172,273
Specialty Retail	3.2	166,264
Real Estate Management & Development	3.2	164,204
Metals & Mining	3.0	158,130
Internet Software & Services	3.0	156,224
Household Products	2.9	151,828
Pharmaceuticals	2.7	142,286
Life Sciences Tools & Services	2.5	128,427
Internet & Direct Marketing Retail	2.2	115,647
Transportation Infrastructure	2.0	104,673
Health Care Equipment & Supplies	1.9	100,993
Consumer Finance	1.9	99,875
Tobacco	1.9	98,633
Biotechnology	1.6	84,964
Wireless Telecommunication Services	1.6	82,383
Multi-Utilities	1.3	67,522
Road & Rail	1.2	62,120
Software	1.2	61,839
Personal Products	1.2	60,673
Professional Services	1.1	59,273
Health Care Providers & Services	1.1	57,833
Communications Equipment	1.0	52,342
Textiles, Apparel & Luxury Goods	1.0	49,841
Electronic Equipment, Instruments & Components	0.9	48,817
Trading Companies & Distributors	0.8	41,508
Multiline Retail	0.8	40,245
Semiconductors & Semiconductor Equipment	0.8	39,157
Diversified Consumer Services	0.6	28,680
Electrical Equipment	0.5	24,886

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Global Long/Short Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Airlines	0.3%	$14,574
Diversified Financial Services	0.1	6,201
Exchange-Traded Options Purchased	0.1	4,391
Food Products	(0.1)	(6,367)
Construction Materials	(0.1)	(6,490)
Beverages	(0.1)	(6,787)
Mortgage Real Estate Investment Trusts	(0.1)	(6,801)
Commercial Services & Supplies	(0.2)	(9,519)
Chemicals	(0.4)	(21,467)
Health Care Technology	(0.6)	(30,996)
Independent Power & Renewable Electricity Producers	(0.7)	(37,785)
Thrifts & Mortgage Finance	(0.8)	(40,208)
Media	(1.0)	(51,856)
Energy Equipment & Services	(1.2)	(60,655)
Automobiles	(1.4)	(71,743)
Air Freight & Logistics	(1.5)	(78,293)
IT Services	(1.7)	(88,423)
Leisure Products	(1.9)	(98,759)
Gas Utilities	(2.1)	(107,794)
Containers & Packaging	(2.5)	(131,181)
Food & Staples Retailing	(3.0)	(157,744)
Water Utilities	(3.1)	(161,065)
Hotels, Restaurants & Leisure	(3.5)	(180,280)

Total Investments and Securities Sold Short	100.0%	$5,203,973

SECURITY VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$6,206,776	$6,478,114	$—	$12,684,890
Master Limited Partnerships	187,449	—	—	187,449
Rights	—	1,185	—	1,185
Exchange-Traded Options Purchased	4,391	—	—	4,391

Total Investments	$6,398,616	$6,479,299	$—	$12,877,915

LIABILITIES
Securities Sold Short
Common Stocks	$(3,828,364)	$(3,845,578)	$—	$(7,673,942)

Total Securities Sold Short	$(3,828,364)	$(3,845,578)	$—	$(7,673,942)

Other Financial Instruments
Exchange-Traded Options Written	$(1,979)	$—	$—	$(1,979)

Total Other Financial Instruments	$(1,979)	$—	$—	$(1,979)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Global Long/Short Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of these securities have been segregated as collateral for open options and securities sold short transactions. The total value of all securities segregated as collateral for open options and securities sold short transactions is $9,507,425.
(C)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, the total value of 144A securities is $44,897, representing 0.5% of the Fund’s net assets.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	Aggregate cost for federal income tax purposes is $12,759,529. Aggregate gross unrealized appreciation and depreciation for all securities is $541,496 and $423,110, respectively. Net unrealized appreciation for tax purposes is $118,386.
(F)	Cash in the amount of $1,008,149 has been segregated by the custodian as collateral for open options and securities sold short transactions.
(G)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
TBD	To Be Determined

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Government Money Market

(formerly, Transamerica Money Market)

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 16.8%
Federal Agricultural Mortgage Corp. 0.68% (A), 04/03/2018	$ 6,000,000	$ 6,000,000
Federal Farm Credit Banks
0.48% (A), 04/20/2017	100,000	99,976
0.55% (A), 03/29/2017	2,700,000	2,699,485
0.57% (A), 02/13/2017 - 06/22/2017	3,840,000	3,839,740
0.58% (A), 04/17/2017	1,580,000	1,579,862
0.65% (A), 08/01/2017 - 11/13/2017	3,920,000	3,920,227
Federal Home Loan Banks
0.58% (A), 07/12/2017	4,100,000	4,100,000
0.61% (A), 10/27/2017	5,000,000	5,000,000
0.80% (A), 12/18/2017	1,950,000	1,953,115
0.81% (A), 08/25/2017	2,600,000	2,600,927
0.83% (A), 10/04/2017	6,500,000	6,500,965
Federal National Mortgage Association 0.81% (A), 03/21/2018	3,500,000	3,513,514

Total U.S. Government Agency Obligations (Cost $41,807,811)		41,807,811

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS - 39.3%
Federal Agricultural Mortgage Corp.
0.55% (A), 08/25/2017	3,250,000	3,250,134
0.57% (A), 05/09/2017	3,400,000	3,399,822
Federal Farm Credit Banks 0.57% (A), 02/15/2017	6,400,000	6,399,812
Federal Farm Credit Discount Notes
0.37% (B), 12/27/2016	4,000,000	3,997,760
0.49% (B), 11/01/2016	6,250,000	6,250,000
0.50% (B), 11/14/2016	3,200,000	3,199,434
0.66% (B), 08/07/2017	1,350,000	1,343,199
Federal Home Loan Bank Discount Notes
0.28% (B), 11/30/2016 - 12/23/2016	7,870,000	7,867,682
0.30% (B), 12/22/2016	6,800,000	6,797,158
0.34% (B), 11/14/2016 - 11/16/2016	4,000,000	3,999,479
0.35% (B), 11/23/2016 - 12/05/2016	11,950,000	11,946,531
0.47% (B), 03/06/2017	3,650,000	3,644,170
0.49% (B), 01/27/2017	10,000,000	9,988,400
0.55% (B), 11/10/2016	6,500,000	6,499,123
Federal Home Loan Banks
0.53% (A), 01/06/2017	4,000,000	4,000,000
0.54% (A), 06/01/2017	3,400,000	3,399,701
0.59% (A), 04/19/2017	5,100,000	5,100,000
Federal Home Loan Mortgage Corp. Discount Notes 0.34% (B), 01/05/2017	6,800,000	6,795,887

Total Short-Term U.S. Government Agency Obligations (Cost $97,878,292)		97,878,292

REPURCHASE AGREEMENTS - 44.2%
Barclays Capital, Inc. 0.32% (B), dated 10/31/2016, to be repurchased at $22,200,197 on 11/01/2016. Collateralized by U.S. Government Agency Obligations, 4.92% - 6.12%, due 03/25/2035 - 07/20/2045, and with a total value of $22,644,000.	22,200,000	22,200,000

	Principal	Value
REPURCHASE AGREEMENTS (continued)

Barclays Capital, Inc. 0.51% (B), dated 10/21/2016, to be repurchased at $9,207,820 on 12/20/2016. Collateralized by U.S. Government Agency Obligations, 5.57% - 6.24%, due 05/25/2035 - 05/15/2041, and with a total value of $9,384,000. (C)

	$ 9,200,000	$ 9,200,000
Goldman Sachs & Co. 0.32% (B), dated 10/31/2016, to be repurchased at $10,000,089 on 11/01/2016. Collateralized by a U.S. Government Agency Obligations, 3.50% - 4.50%, due 08/01/2041 - 09/01/2046 and with a total value of $10,200,000.	10,000,000	10,000,000
ING Financial Markets LLC 0.26% (B), dated 10/31/2016, to be repurchased at $24,500,177 on 11/01/2016. Collateralized by a U.S. Government Obligation, 1.63%, due 02/15/2026, and with a value of $24,992,348.	24,500,000	24,500,000
Jefferies LLC 0.48% (B), dated 10/31/2016, to be repurchased at $13,000,173 on 11/01/2016. Collateralized by U.S. Government Agency Obligations, 2.45% - 4.75%, due 06/01/2022 - 07/15/2049, and with a total value of $13,260,000.	13,000,000	13,000,000
Nomura Securities International, Inc. 0.34% (B), dated 10/31/2016, to be repurchased at $31,000,293 on 11/01/2016. Collateralized by a U.S. Government Obligation and U.S. Government Agency Obligations, 1.71% - 9.00%, due 11/01/2016 - 04/20/2066, and with a total value of $31,620,000.	31,000,000	31,000,000
State Street Bank & Trust Co. 0.03% (B), dated 10/31/2016, to be repurchased at $392,526 on 11/01/2016. Collateralized by a U.S. Government Obligation, 2.50%, due 05/15/2024, and with a value of $401,250.	392,525	392,525

Total Repurchase Agreements (Cost $110,292,525)		110,292,525

Total Investments (Cost $249,978,628) (D)		249,978,628
Net Other Assets (Liabilities) - (0.3)%		(660,698)

Net Assets - 100.0%		$ 249,317,930

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Government Money Market

(formerly, Transamerica Money Market)

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
U.S. Government Agency Obligations	$—	$41,807,811	$—	$41,807,811
Short-Term U.S. Government Agency Obligations	—	97,878,292	—	97,878,292
Repurchase Agreements	—	110,292,525	—	110,292,525

Total Investments	$—	$249,978,628	$—	$249,978,628

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of October 31, 2016.
(B)	Rates disclosed reflect the yields at October 31, 2016.
(C)	Illiquid security. At October 31, 2016, value of the illiquid security is $9,200,000, representing 3.7% of the Fund’s net assets.
(D)	Aggregate cost for federal income tax purposes is $249,978,628.
(E)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Growth

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Shares	Value
COMMON STOCKS - 100.3%
Aerospace & Defense - 1.7%
Boeing Co.	44,357	$ 6,317,767

Air Freight & Logistics - 0.9%
FedEx Corp.	19,455	3,391,396

Automobiles - 0.9%
Tesla Motors, Inc. (A)	16,507	3,263,929

Beverages - 2.1%
Constellation Brands, Inc., Class A	17,465	2,918,751
Monster Beverage Corp. (A)	34,500	4,979,730

		7,898,481

Biotechnology - 9.3%
Alexion Pharmaceuticals, Inc. (A)	38,690	5,049,045
Biogen, Inc. (A)	17,630	4,939,574
BioMarin Pharmaceutical, Inc. (A)	27,527	2,216,474
Celgene Corp. (A)	90,483	9,245,553
Regeneron Pharmaceuticals, Inc., Class A (A)	13,106	4,521,832
Shire PLC, Class B, ADR	39,136	6,599,895
Vertex Pharmaceuticals, Inc. (A)	26,855	2,037,220

		34,609,593

Capital Markets - 2.3%
Goldman Sachs Group, Inc.	25,102	4,474,180
S&P Global, Inc.	34,669	4,224,418

		8,698,598

Chemicals - 0.5%
Albemarle Corp.	23,005	1,922,068

Communications Equipment - 1.3%
Palo Alto Networks, Inc. (A)	30,319	4,663,972

Energy Equipment & Services - 1.3%
Halliburton Co.	102,762	4,727,052

Equity Real Estate Investment Trusts - 1.4%
American Tower Corp., Class A	44,883	5,259,839

Food & Staples Retailing - 1.4%
Costco Wholesale Corp.	34,048	5,034,678

Hotels, Restaurants & Leisure - 3.3%
Marriott International, Inc., Class A	97,219	6,678,945
Starbucks Corp.	106,973	5,677,057

		12,356,002

Internet & Direct Marketing Retail - 10.3%
Amazon.com, Inc. (A)	28,806	22,751,555
Expedia, Inc.	6,858	886,259
Netflix, Inc. (A)	58,119	7,257,320
Priceline Group, Inc. (A)	4,961	7,313,655

		38,208,789

Internet Software & Services - 16.6%
Alibaba Group Holding, Ltd., ADR (A)	128,085	13,024,964
Alphabet, Inc., Class A (A)	11,783	9,543,052
Alphabet, Inc., Class C (A)	12,164	9,543,144
Facebook, Inc., Class A (A)	134,789	17,656,011
Tencent Holdings, Ltd.	446,570	11,850,108

		61,617,279

IT Services - 8.0%
FleetCor Technologies, Inc. (A)	31,446	5,512,484
MasterCard, Inc., Class A	99,798	10,680,382
Visa, Inc., Class A	165,854	13,684,613

		29,877,479

Life Sciences Tools & Services - 0.7%
Illumina, Inc. (A)	20,081	2,733,827

	Shares	Value
COMMON STOCKS (continued)
Media - 2.3%
Charter Communications, Inc., Class A (A)	8,582	$ 2,144,556
Time Warner, Inc.	48,095	4,279,974
Walt Disney Co.	20,772	1,925,357

		8,349,887

Oil, Gas & Consumable Fuels - 1.3%
Concho Resources, Inc. (A)	38,402	4,874,750

Pharmaceuticals - 3.4%
Allergan PLC (A)	36,732	7,674,784
Bristol-Myers Squibb Co.	99,809	5,081,276

		12,756,060

Semiconductors & Semiconductor Equipment - 5.1%
NVIDIA Corp.	88,782	6,317,727
NXP Semiconductors NV (A)	53,155	5,315,500
QUALCOMM, Inc.	106,105	7,291,536

		18,924,763

Software - 11.6%
Adobe Systems, Inc. (A)	83,246	8,949,777
Atlassian Corp. PLC, Class A (A)	7,052	189,417
Microsoft Corp.	213,018	12,764,039
Mobileye NV (A)	22,327	830,118
Red Hat, Inc. (A)	63,282	4,901,191
salesforce.com, Inc. (A)	95,901	7,207,919
Splunk, Inc. (A)	62,227	3,745,443
Workday, Inc., Class A (A)	53,755	4,659,483

		43,247,387

Specialty Retail - 7.1%
Home Depot, Inc.	35,957	4,387,114
Industria de Diseno Textil SA	259,013	9,054,539
O’Reilly Automotive, Inc. (A)	24,870	6,576,623
TJX Cos., Inc.	59,593	4,394,984
Ulta Salon Cosmetics & Fragrance, Inc. (A)	7,868	1,914,599

		26,327,859

Technology Hardware, Storage & Peripherals - 4.5%
Apple, Inc.	145,971	16,573,547

Textiles, Apparel & Luxury Goods - 3.0%
adidas AG	39,762	6,521,123
NIKE, Inc., Class B	88,935	4,462,758

		10,983,881

Total Common Stocks (Cost $222,755,046)		372,618,883

	Principal	Value
REPURCHASE AGREEMENT - 0.0% (B)
State Street Bank & Trust Co. 0.03% (C), dated 10/31/2016, to be repurchased at $183,674 on 11/01/2016. Collateralized by a U.S. Government Agency Obligation, 1.00%, due 09/27/2017, and with a value of $190,950.	$ 183,674	183,674

Total Repurchase Agreement (Cost $183,674)		183,674

Total Investments (Cost $222,938,720) (D)		372,802,557
Net Other Assets (Liabilities) - (0.3)%		(1,124,154)

Net Assets - 100.0%		$ 371,678,403

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$345,193,113	$27,425,770	$—	$372,618,883
Repurchase Agreement	—	183,674	—	183,674

Total Investments	$345,193,113	$27,609,444	$—	$372,802,557

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	Rate disclosed reflects the yield at October 31, 2016.
(D)	Aggregate cost for federal income tax purposes is $224,590,809. Aggregate gross unrealized appreciation and depreciation for all securities is $153,563,965 and $5,352,217, respectively. Net unrealized appreciation for tax purposes is $148,211,748.
(E)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES - 91.1%
Aerospace & Defense - 1.1%
Bombardier, Inc.
6.00%, 10/15/2022 (A)	$ 6,289,000	$ 5,581,487
7.50%, 03/15/2025 (A)	325,000	290,875
7.75%, 03/15/2020 (A)	5,148,000	5,225,220
Triumph Group, Inc. 5.25%, 06/01/2022	3,138,000	2,871,270

		13,968,852

Airlines - 2.5%
American Airlines Group, Inc.
4.63%, 03/01/2020 (A) (B)	1,740,000	1,750,875
5.50%, 10/01/2019 (A)	6,090,000	6,287,925
American Airlines Pass-Through Trust
5.60%, 01/15/2022 (A)	4,280,453	4,478,424
5.63%, 01/15/2021 (A)	3,280,809	3,430,496
6.00%, 01/15/2017 (A)	1,090,301	1,097,061
6.13%, 07/15/2018 (A)	2,810,000	2,908,350
Continental Airlines Pass-Through Certificates 6.13%, 04/29/2018	2,224,000	2,335,200
Continental Airlines Pass-Through Trust
5.50%, 04/29/2022	783,585	822,765
6.90%, 10/19/2023	3,784,169	4,020,679
United Airlines Pass-Through Trust 4.63%, 03/03/2024	967,523	984,455
United Continental Holdings, Inc. 6.38%, 06/01/2018	661,000	694,876
US Airways Pass-Through Trust
5.45%, 06/03/2018	881,000	898,620
6.75%, 12/03/2022	1,654,581	1,795,220

		31,504,946

Auto Components - 0.2%
Goodyear Tire & Rubber Co. 5.00%, 05/31/2026	2,000,000	2,017,500

Automobiles - 0.2%
Fiat Chrysler Automobiles NV 5.25%, 04/15/2023 (B)	2,575,000	2,626,500

Banks - 3.2%
Bank of America Corp. 8.00% (C), 01/30/2018 (D)	8,883,000	9,049,556
Barclays PLC
6.63% (C), 09/15/2019 (B) (D)	1,765,000	1,619,388
8.25% (C), 12/15/2018 (D)	3,867,000	3,915,337
BNP Paribas SA 7.63% (C), 03/30/2021 (A) (D)	1,530,000	1,598,850
CIT Group, Inc.
4.25%, 08/15/2017	1,500,000	1,519,200
5.00%, 05/15/2017	450,000	455,625
5.25%, 03/15/2018	1,583,000	1,639,450
5.50%, 02/15/2019 (A)	1,950,000	2,052,375
Citigroup, Inc. 6.30% (C), 05/15/2024 (D)	4,678,000	4,789,102
JPMorgan Chase & Co. 7.90% (C), 04/30/2018 (D)	6,101,000	6,288,606
Lloyds Banking Group PLC 7.50% (C), 06/27/2024 (D)	3,750,000	3,862,500
Royal Bank of Scotland Group PLC 8.63% (C), 08/15/2021 (D)	1,650,000	1,641,750

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Societe Generale SA 7.38% (C), 09/13/2021 (A) (D)	$ 2,200,000	$ 2,181,300

		40,613,039

Beverages - 0.8%
Cott Beverages, Inc.
5.38%, 07/01/2022	6,389,000	6,484,835
6.75%, 01/01/2020	3,825,000	3,973,219

		10,458,054

Biotechnology - 0.3%
Concordia International Corp.
7.00%, 04/15/2023 (A) (B)	1,595,000	917,125
9.00%, 04/01/2022 (A)	832,000	811,200
9.50%, 10/21/2022 (A) (B)	2,787,000	1,714,005

		3,442,330

Building Products - 2.8%
Associated Materials LLC / AMH New Finance, Inc. 9.13%, 11/01/2017	10,383,000	9,915,765
Boise Cascade Co. 5.63%, 09/01/2024 (A)	2,040,000	2,062,950
Builders FirstSource, Inc.
5.63%, 09/01/2024 (A)	1,698,000	1,714,980
10.75%, 08/15/2023 (A)	4,838,000	5,563,700
Griffon Corp. 5.25%, 03/01/2022	9,452,000	9,570,150
Norbord, Inc. 6.25%, 04/15/2023 (A)	3,198,000	3,397,875
Ply Gem Industries, Inc. 6.50%, 02/01/2022	4,147,000	4,268,604

		36,494,024

Capital Markets - 1.1%
Credit Suisse Group AG
6.25% (C), 12/18/2024 (A) (D)	543,000	523,995
7.50% (C), 12/11/2023 (A) (D)	5,895,000	6,101,325
Deutsche Bank AG 7.50% (C), 04/30/2025 (D)	3,400,000	2,775,250
Goldman Sachs Capital II 4.00% (C), 12/01/2016 (D)	553,000	454,842
Morgan Stanley 5.55% (C), 07/15/2020 (D)	4,000,000	4,095,000

		13,950,412

Chemicals - 1.0%
Hexion, Inc.
6.63%, 04/15/2020	11,375,000	9,953,125
10.00%, 04/15/2020	620,000	604,500
Tronox Finance LLC 7.50%, 03/15/2022 (A) (B)	3,100,000	2,774,500

		13,332,125

Commercial Services & Supplies - 0.6%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
5.25%, 03/15/2025 (A) (B)	2,750,000	2,612,500
5.50%, 04/01/2023 (B)	3,747,000	3,709,530
United Rentals North America, Inc. 5.50%, 05/15/2027 (E)	1,320,000	1,313,400

		7,635,430

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Construction & Engineering - 1.9%
Abengoa Finance SA 7.75%, 02/01/2020 (A) (F) (G)	$ 1,606,000	$ 56,210
Abengoa Greenfield SA 6.50%, 10/01/2019 (A) (F) (G)	2,490,000	112,050
Ashton Woods USA LLC / Ashton Woods Finance Co. 6.88%, 02/15/2021 (A)	8,508,000	8,337,840
Brookfield Residential Properties, Inc. 6.38%, 05/15/2025 (A) (B)	5,102,000	5,089,245
K Hovnanian Enterprises, Inc.
7.00%, 01/15/2019 (A)	3,515,000	2,460,500
7.25%, 10/15/2020 (A)	5,630,000	5,067,000
8.00%, 11/01/2019 (A)	1,450,000	855,500
9.13%, 11/15/2020 (A)	2,977,000	1,994,590

		23,972,935

Consumer Finance - 3.8%
Ally Financial, Inc.
4.75%, 09/10/2018	2,825,000	2,902,998
5.75%, 11/20/2025	1,761,000	1,802,824
7.50%, 09/15/2020	2,518,000	2,839,045
8.00%, 03/15/2020	2,163,000	2,449,597
Altice Financing SA
6.63%, 02/15/2023 (A)	3,575,000	3,682,250
7.50%, 05/15/2026 (A)	2,150,000	2,214,500
Altice US Finance I Corp. 5.38%, 07/15/2023 (A)	1,295,000	1,324,850
Navient Corp.
4.88%, 06/17/2019, MTN (B)	2,923,000	2,948,576
5.00%, 06/15/2018, MTN	1,700,000	1,695,750
5.00%, 10/26/2020	98,000	96,775
5.88%, 10/25/2024	3,429,000	3,060,382
6.63%, 07/26/2021	1,609,000	1,621,068
OneMain Financial Holdings LLC
6.75%, 12/15/2019 (A)	2,688,000	2,782,080
7.25%, 12/15/2021 (A)	6,046,000	6,257,610
Springleaf Finance Corp.
6.00%, 06/01/2020	3,625,000	3,656,719
7.75%, 10/01/2021 (B)	6,643,000	6,921,342
8.25%, 12/15/2020	2,720,000	2,951,200

		49,207,566

Containers & Packaging - 1.7%
ARD Finance SA 7.13%, 09/15/2023 Cash Rate 7.125% (A) (H)	1,063,000	1,052,370
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.
3.85% (C), 12/15/2019 (A)	5,280,000	5,365,800
7.25%, 05/15/2024 (A)	750,000	791,250
Ball Corp.
4.38%, 12/15/2020	1,185,000	1,262,025
5.25%, 07/01/2025	2,832,000	3,011,124
Coveris Holdings SA 7.88%, 11/01/2019 (A)	4,855,000	5,012,787
Owens-Brockway Glass Container, Inc.
5.88%, 08/15/2023 (A) (B)	2,263,000	2,411,509
6.38%, 08/15/2025 (A)	931,000	1,021,773

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Containers & Packaging (continued)
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
5.13%, 07/15/2023 (A)	$ 1,313,000	$ 1,347,873
7.00%, 07/15/2024 (A)	681,000	727,819

		22,004,330

Diversified Financial Services - 1.5%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust
3.95%, 02/01/2022	795,000	810,280
4.25%, 07/01/2020	900,000	933,750
4.63%, 10/30/2020 - 07/01/2022	575,000	602,781
Glen Meadow Pass-Through Trust 6.51% (C), 02/12/2067 (A)	9,996,000	7,871,850
ILFC E-Capital Trust I 4.00% (C), 12/21/2065 (A)	6,926,000	5,523,485
Jefferies Finance LLC / JFIN Co-Issuer Corp. 7.50%, 04/15/2021 (A)	3,313,000	3,238,458

		18,980,604

Diversified Telecommunication Services - 8.0%
CenturyLink, Inc.
6.45%, 06/15/2021	798,000	851,865
7.50%, 04/01/2024 (B)	1,074,000	1,118,303
7.60%, 09/15/2039	8,031,000	7,147,590
7.65%, 03/15/2042	13,799,000	12,281,110
Frontier Communications Corp.
6.88%, 01/15/2025	500,000	418,750
7.63%, 04/15/2024	5,710,000	5,081,900
9.00%, 08/15/2031	4,583,000	3,987,210
10.50%, 09/15/2022	1,060,000	1,102,400
11.00%, 09/15/2025	4,101,000	4,199,014
Hughes Satellite Systems Corp.
5.25%, 08/01/2026 (A)	435,000	428,475
6.50%, 06/15/2019	743,000	810,799
6.63%, 08/01/2026 (A)	3,696,000	3,659,040
7.63%, 06/15/2021	10,624,000	11,646,560
Intelsat Jackson Holdings SA
7.25%, 04/01/2019 (B)	5,411,000	4,362,619
7.50%, 04/01/2021 (B)	633,000	465,255
8.00%, 02/15/2024 (A)	722,000	725,610
SFR Group SA 7.38%, 05/01/2026 (A)	4,361,000	4,404,610
Sprint Capital Corp.
6.90%, 05/01/2019	3,343,000	3,518,507
8.75%, 03/15/2032	1,386,000	1,406,790
UPCB Finance IV, Ltd. 5.38%, 01/15/2025 (A)	3,140,000	3,187,100
Virgin Media Finance PLC
5.75%, 01/15/2025 (A)	5,065,000	5,014,350
6.38%, 04/15/2023 (A)	7,835,000	7,991,700
Virgin Media Secured Finance PLC
5.25%, 01/15/2026 (A)	3,060,000	3,028,482
5.50%, 08/15/2026 (A)	900,000	907,875
Wind Acquisition Finance SA
4.75%, 07/15/2020 (A)	3,760,000	3,778,800
7.38%, 04/23/2021 (A)	7,936,000	8,154,240

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services (continued)
Windstream Services LLC 7.75%, 10/01/2021 (B)	$ 3,853,000	$ 3,819,286

		103,498,240

Electric Utilities - 1.2%
Elwood Energy LLC 8.16%, 07/05/2026	3,775,979	4,229,096
Homer City Generation, LP
8.14%, 10/01/2019	2,220,483	865,989
8.73%, 10/01/2026	6,137,938	2,393,796
Red Oak Power LLC 9.20%, 11/30/2029	4,740,000	4,953,300
Terraform Global Operating LLC 13.75%, 08/15/2022 (A) (B)	2,261,000	2,351,440

		14,793,621

Electronic Equipment, Instruments & Components - 0.4%
Belden, Inc. 5.50%, 09/01/2022 (A)	4,262,000	4,357,895
Sanmina Corp. 4.38%, 06/01/2019 (A)	1,071,000	1,116,518

		5,474,413

Energy Equipment & Services - 3.4%
CSI Compressco, LP / Compressco Finance, Inc. 7.25%, 08/15/2022	4,049,000	3,866,795
Genesis Energy, LP / Genesis Energy Finance Corp. 6.75%, 08/01/2022	4,360,000	4,479,900
Noble Holding International, Ltd.
6.05%, 03/01/2041	2,022,000	1,180,343
8.20%, 04/01/2045	1,723,000	1,160,871
NuStar Logistics, LP
4.80%, 09/01/2020	4,236,000	4,288,950
6.75%, 02/01/2021	2,590,000	2,816,625
8.15%, 04/15/2018	960,000	1,029,600
Regency Energy Partners, LP / Regency Energy Finance Corp.
5.75%, 09/01/2020	4,165,000	4,564,178
5.88%, 03/01/2022	1,783,000	1,996,905
Rowan Cos., Inc. 4.88%, 06/01/2022	3,162,000	2,719,320
Sabine Pass Liquefaction LLC
5.63%, 02/01/2021 - 03/01/2025	5,854,000	6,184,274
5.88%, 06/30/2026 (A)	4,682,000	5,045,791
Weatherford International LLC 6.80%, 06/15/2037	2,326,000	1,860,800
Weatherford International, Ltd. 6.75%, 09/15/2040	3,302,000	2,616,835

		43,811,187

Equity Real Estate Investment Trusts - 0.9%
CBL & Associates, LP 5.25%, 12/01/2023	5,267,000	5,332,300
Communications Sales & Leasing, Inc. / CSL Capital LLC 8.25%, 10/15/2023	1,525,000	1,608,875
Iron Mountain US Holdings, Inc. 5.38%, 06/01/2026 (A)	1,930,000	1,949,300

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts (continued)
Iron Mountain, Inc. 4.38%, 06/01/2021 (A)	$ 1,184,000	$ 1,222,480
VEREIT Operating Partnership, LP 4.13%, 06/01/2021	1,270,000	1,320,800

		11,433,755

Food & Staples Retailing - 0.9%
Albertsons Cos. LLC / Safeway, Inc.
5.75%, 03/15/2025 (A)	1,850,000	1,826,302
6.63%, 06/15/2024 (A)	3,829,000	3,972,587
Rite Aid Corp.
6.13%, 04/01/2023 (A)	1,675,000	1,767,125
6.75%, 06/15/2021	3,887,000	4,081,350

		11,647,364

Food Products - 1.2%
Aramark Services, Inc. 5.75%, 03/15/2020	174,000	179,003
JBS USA LUX SA / JBS USA Finance, Inc.
5.75%, 06/15/2025 (A)	4,296,000	4,210,080
7.25%, 06/01/2021 (A)	2,523,000	2,586,075
Pilgrim’s Pride Corp. 5.75%, 03/15/2025 (A)	2,105,000	2,152,362
Post Holdings, Inc.
7.38%, 02/15/2022	2,215,000	2,320,212
8.00%, 07/15/2025 (A)	3,915,000	4,463,100

		15,910,832

Gas Utilities - 0.3%
Ferrellgas, LP / Ferrellgas Finance Corp. 6.75%, 06/15/2023	3,432,000	3,200,340

Health Care Equipment & Supplies - 1.6%
DJO Finco, Inc. / DJO Finance LLC 8.13%, 06/15/2021 (A)	3,221,000	2,955,268
Hologic, Inc. 5.25%, 07/15/2022 (A)	2,868,000	3,033,197
Mallinckrodt International Finance SA 4.75%, 04/15/2023 (B)	3,955,000	3,445,794
Mallinckrodt International Finance SA / Mallinckrodt CB LLC
5.50%, 04/15/2025 (A)	2,675,000	2,474,375
5.75%, 08/01/2022 (A)	5,011,000	4,747,922
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA 6.63%, 05/15/2022 (A)	5,256,000	4,507,020

		21,163,576

Health Care Providers & Services - 5.6%
CHS / Community Health Systems, Inc.
6.88%, 02/01/2022	8,404,000	6,408,050
7.13%, 07/15/2020	7,490,000	6,048,175
8.00%, 11/15/2019 (B)	5,170,000	4,549,600
DaVita, Inc.
5.13%, 07/15/2024	775,000	758,047
5.75%, 08/15/2022	4,835,000	4,955,972
HCA Holdings, Inc. 6.25%, 02/15/2021	6,185,000	6,672,069
HCA, Inc.
5.25%, 04/15/2025 - 06/15/2026	5,094,000	5,329,928
7.50%, 02/15/2022	8,386,000	9,543,268

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services (continued)
HealthSouth Corp. 5.75%, 11/01/2024 - 09/15/2025	$ 6,103,000	$ 6,298,200
LifePoint Health, Inc.
5.38%, 05/01/2024 (A) (B)	2,834,000	2,816,429
5.50%, 12/01/2021	1,477,000	1,530,541
5.88%, 12/01/2023	1,981,000	2,010,715
Tenet Healthcare Corp.
4.38%, 10/01/2021	3,045,000	3,029,775
5.00%, 03/01/2019	2,042,000	1,980,107
6.00%, 10/01/2020	1,293,000	1,362,020
6.75%, 06/15/2023	1,367,000	1,255,931
8.13%, 04/01/2022	7,810,000	7,634,275

		72,183,102

Hotels, Restaurants & Leisure - 5.3%
Boyd Gaming Corp.
6.38%, 04/01/2026 (A)	635,000	679,450
6.88%, 05/15/2023	4,633,000	4,957,310
FelCor Lodging, LP 5.63%, 03/01/2023	4,755,000	4,907,112
International Game Technology PLC
6.25%, 02/15/2022 (A)	1,479,000	1,567,740
6.50%, 02/15/2025 (A)	9,162,000	9,916,033
LG FinanceCo Corp. 5.88%, 11/01/2024 (A)	416,000	419,900
MGM Resorts International
6.00%, 03/15/2023	3,410,000	3,691,325
6.63%, 12/15/2021	4,410,000	4,925,441
6.75%, 10/01/2020	2,134,000	2,368,740
11.38%, 03/01/2018	1,331,000	1,487,393
NCL Corp., Ltd. 4.63%, 11/15/2020 (A)	3,565,000	3,609,562
Rivers Pittsburgh Borrower, LP / Rivers Pittsburgh Finance Corp. 6.13%, 08/15/2021 (A)	3,734,000	3,855,355
Scientific Games International, Inc.
7.00%, 01/01/2022 (A)	1,050,000	1,116,780
10.00%, 12/01/2022	11,824,000	10,937,200
Studio City Finance, Ltd. 8.50%, 12/01/2020 (A) (B)	3,820,000	3,953,700
Viking Cruises, Ltd.
6.25%, 05/15/2025 (A)	3,502,000	3,204,330
8.50%, 10/15/2022 (A)	6,671,000	6,737,710

		68,335,081

Household Durables - 2.4%
Beazer Homes USA, Inc.
5.75%, 06/15/2019	675,000	696,938
7.25%, 02/01/2023	6,761,000	6,794,805
7.50%, 09/15/2021	784,000	791,840
8.75%, 03/15/2022 (A)	1,295,000	1,375,937
KB Home
7.00%, 12/15/2021	767,000	822,608
7.25%, 06/15/2018	2,765,000	2,930,900
7.63%, 05/15/2023	3,480,000	3,706,200
8.00%, 03/15/2020	990,000	1,098,900
Meritage Homes Corp.
4.50%, 03/01/2018	2,098,000	2,126,847
7.00%, 04/01/2022	115,000	128,340
7.15%, 04/15/2020	3,883,000	4,310,130

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Household Durables (continued)
Tempur Sealy International, Inc.
5.50%, 06/15/2026	$ 2,961,000	$ 3,049,830
5.63%, 10/15/2023	2,797,000	2,894,895

		30,728,170

Household Products - 1.2%
Kronos Acquisition Holdings, Inc. 9.00%, 08/15/2023 (A)	4,945,000	5,068,625
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
5.75%, 10/15/2020	745,000	764,579
6.88%, 02/15/2021	2,710,000	2,804,850
9.88%, 08/15/2019	6,766,000	6,935,150

		15,573,204

Independent Power & Renewable Electricity Producers - 2.8%
Calpine Corp.
5.25%, 06/01/2026 (A)	2,336,000	2,371,040
5.38%, 01/15/2023	500,000	495,000
5.75%, 01/15/2025	2,635,000	2,562,538
6.00%, 01/15/2022 (A)	7,560,000	7,902,544
Dynegy, Inc.
6.75%, 11/01/2019	1,420,000	1,437,168
7.63%, 11/01/2024 (B)	3,507,000	3,357,952
8.00%, 01/15/2025 (A)	1,165,000	1,124,225
NRG Energy, Inc.
6.63%, 03/15/2023 (B)	1,500,000	1,496,250
6.63%, 01/15/2027 (A)	1,897,000	1,776,654
7.25%, 05/15/2026 (A)	5,945,000	5,849,345
7.88%, 05/15/2021	7,759,000	8,108,155

		36,480,871

Insurance - 1.4%
Genworth Holdings, Inc.
4.80%, 02/15/2024	2,000,000	1,630,000
4.90%, 08/15/2023	1,857,000	1,522,740
7.20%, 02/15/2021	3,515,000	3,260,162
7.63%, 09/24/2021	1,426,000	1,336,875
Lincoln National Corp. 3.16% (C), 05/17/2066	12,759,000	10,374,981

		18,124,758

IT Services - 1.1%
First Data Corp.
5.00%, 01/15/2024 (A)	1,451,000	1,472,765
5.75%, 01/15/2024 (A)	2,000,000	2,030,000
6.75%, 11/01/2020 (A)	9,208,000	9,530,280
7.00%, 12/01/2023 (A)	1,355,000	1,419,362

		14,452,407

Machinery - 1.3%
CNH Industrial Capital LLC 3.88%, 07/16/2018 - 10/15/2021	4,665,000	4,670,881
Cortes NP Acquisition Corp. 9.25%, 10/15/2024 (A)	2,463,000	2,572,296
Meritor, Inc.
6.25%, 02/15/2024	2,328,000	2,295,990
6.75%, 06/15/2021	1,047,000	1,065,323
Novelis Corp.
5.88%, 09/30/2026 (A)	1,241,000	1,256,512
6.25%, 08/15/2024 (A)	600,000	624,000

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Machinery (continued)
Wise Metals Group LLC / Wise Alloys Finance Corp. 8.75%, 12/15/2018 (A) (B)	$ 2,192,000	$ 2,170,080
Xerium Technologies, Inc. 9.50%, 08/15/2021 (A)	2,318,000	2,352,770

		17,007,852

Media - 8.2%
AMC Entertainment Holdings, Inc. 5.88%, 11/15/2026 (A) (E)	800,000	803,000
Cablevision Systems Corp.
5.88%, 09/15/2022	3,274,000	3,020,265
7.75%, 04/15/2018	3,999,000	4,213,946
8.00%, 04/15/2020	3,987,000	4,226,220
8.63%, 09/15/2017	3,604,000	3,766,180
CBS Radio, Inc. 7.25%, 11/01/2024 (A)	1,020,000	1,059,525
CCO Holdings LLC / CCO Holdings Capital Corp.
5.13%, 02/15/2023	2,675,000	2,768,625
5.50%, 05/01/2026 (A)	488,000	499,897
5.75%, 02/15/2026 (A)	400,000	416,750
5.88%, 04/01/2024 (A)	1,000,000	1,057,500
Cequel Communications Holdings I LLC / Cequel Capital Corp.
6.38%, 09/15/2020 (A)	1,003,000	1,033,090
7.75%, 07/15/2025 (A)	550,000	588,500
Clear Channel Worldwide Holdings, Inc.
6.50%, 11/15/2022	7,289,000	7,364,595
7.63%, 03/15/2020	14,403,000	13,865,805
CSC Holdings LLC
6.63%, 10/15/2025 (A)	2,290,000	2,481,788
10.13%, 01/15/2023 (A)	2,422,000	2,730,805
10.88%, 10/15/2025 (A)	875,000	1,006,250
DISH DBS Corp.
5.00%, 03/15/2023	2,820,000	2,777,700
5.88%, 11/15/2024	6,100,000	6,141,937
7.75%, 07/01/2026	5,285,000	5,803,617
7.88%, 09/01/2019	3,950,000	4,404,250
iHeartCommunications, Inc.
9.00%, 03/01/2021	440,000	314,600
10.63%, 03/15/2023 (B)	2,082,000	1,501,643
Regal Entertainment Group 5.75%, 06/15/2023 - 02/01/2025	3,022,000	3,071,966
Unitymedia GmbH 6.13%, 01/15/2025 (A)	2,876,000	2,998,230
Univision Communications, Inc.
5.13%, 02/15/2025 (A)	1,444,000	1,447,610
6.75%, 09/15/2022 (A)	18,066,000	19,037,951
Ziggo Secured Finance BV 5.50%, 01/15/2027 (A)	7,267,000	7,176,162

		105,578,407

Metals & Mining - 1.8%
ArcelorMittal 8.00%, 10/15/2039	4,255,000	4,574,125
Constellium NV
5.75%, 05/15/2024 (A) (B)	3,705,000	3,278,925
7.88%, 04/01/2021 (A)	908,000	967,020
8.00%, 01/15/2023 (A)	3,230,000	3,149,250

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Metals & Mining (continued)
FMG Resources Pty, Ltd. 9.75%, 03/01/2022 (A)	$ 946,000	$ 1,097,360
Freeport-McMoRan, Inc. 5.45%, 03/15/2043	3,800,000	3,154,000
Novelis, Inc. 8.38%, 12/15/2017	700,000	703,500
Teck Resources, Ltd.
3.75%, 02/01/2023	882,000	834,041
6.00%, 08/15/2040	4,268,000	4,118,620
8.00%, 06/01/2021 (A)	563,000	615,078
8.50%, 06/01/2024 (A) (B)	563,000	651,672

		23,143,591

Multiline Retail - 0.1%
Dollar Tree, Inc. 5.75%, 03/01/2023	1,138,000	1,211,970

Oil, Gas & Consumable Fuels - 6.6%
Antero Resources Corp. 5.38%, 11/01/2021	1,360,000	1,380,400
Callon Petroleum Co. 6.13%, 10/01/2024 (A)	2,662,000	2,741,860
Carrizo Oil & Gas, Inc. 7.50%, 09/15/2020	2,481,000	2,577,139
Chesapeake Energy Corp. 8.00%, 12/15/2022 (A) (B)	4,383,000	4,446,006
CITGO Holding, Inc. 10.75%, 02/15/2020 (A)	6,957,000	7,103,097
CITGO Petroleum Corp. 6.25%, 08/15/2022 (A)	2,901,000	2,966,272
Concho Resources, Inc. 5.50%, 04/01/2023	2,784,000	2,848,032
Continental Resources, Inc.
4.50%, 04/15/2023	1,669,000	1,589,723
5.00%, 09/15/2022 (B)	2,328,000	2,281,440
Diamondback Energy, Inc. 4.75%, 11/01/2024 (A)	1,184,000	1,184,000
EnLink Midstream Partners, LP
4.15%, 06/01/2025	1,240,000	1,208,236
5.05%, 04/01/2045	3,302,000	2,943,122
Freeport-McMoran Oil & Gas LLC / FCX Oil & Gas, Inc.
6.50%, 11/15/2020	956,000	976,315
6.75%, 02/01/2022	1,783,000	1,823,117
6.88%, 02/15/2023	1,777,000	1,843,637
Gulfport Energy Corp. 6.00%, 10/15/2024 (A)	974,000	992,263
Kinder Morgan, Inc.
7.75%, 01/15/2032, MTN	1,922,000	2,350,421
8.05%, 10/15/2030, MTN	486,000	572,409
Linn Energy LLC / Linn Energy Finance Corp.
6.25%, 11/01/2019 (F)	6,460,000	2,147,950
6.50%, 05/15/2019 (F)	1,350,000	448,875
7.75%, 02/01/2021 (F)	3,333,000	1,083,225
Oasis Petroleum, Inc. 6.50%, 11/01/2021 (B)	706,000	701,588
ONEOK, Inc. 7.50%, 09/01/2023 (B)	3,027,000	3,465,915

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
PDC Energy, Inc. 6.13%, 09/15/2024 (A)	$ 4,794,000	$ 4,985,760
Peabody Energy Corp.
6.25%, 11/15/2021 (F)	516,000	228,330
6.50%, 09/15/2020 (F)	1,440,000	637,200
10.00%, 03/15/2022 (A) (F)	1,389,000	1,003,553
Rose Rock Midstream, LP / Rose Rock Finance Corp. 5.63%, 11/15/2023	2,018,000	1,937,280
SM Energy Co.
5.63%, 06/01/2025	929,000	884,873
6.50%, 11/15/2021 (B)	3,027,000	3,072,405
6.50%, 01/01/2023	723,000	719,385
6.75%, 09/15/2026 (B)	474,000	485,850
Sunoco, LP / Sunoco Finance Corp.
5.50%, 08/01/2020	3,552,000	3,605,280
6.25%, 04/15/2021	662,000	678,550
6.38%, 04/01/2023	3,825,000	3,911,062
Targa Resources Partners, LP / Targa Resources Partners Finance Corp.
5.00%, 01/15/2018	2,682,000	2,755,755
5.13%, 02/01/2025 (A)	1,670,000	1,665,825
6.75%, 03/15/2024	1,695,000	1,813,650
Tesoro Logistics, LP / Tesoro Logistics Finance Corp. 6.38%, 05/01/2024	1,525,000	1,643,188
Whiting Petroleum Corp. 5.75%, 03/15/2021 (B)	2,917,000	2,705,517
WPX Energy, Inc. 8.25%, 08/01/2023 (B)	2,865,000	3,094,200

		85,502,705

Personal Products - 0.6%
Revlon Consumer Products Corp. 5.75%, 02/15/2021	7,614,000	7,690,140

Pharmaceuticals - 1.5%
Endo, Ltd. / Endo Finance LLC 6.00%, 07/15/2023 (A)	5,732,000	4,986,840
Valeant Pharmaceuticals International, Inc.
5.63%, 12/01/2021 (A)	1,430,000	1,172,600
5.88%, 05/15/2023 (A)	10,687,000	8,416,012
6.38%, 10/15/2020 (A)	3,842,000	3,313,725
7.50%, 07/15/2021 (A)	1,453,000	1,293,170

		19,182,347

Professional Services - 0.5%
Ceridian HCM Holding, Inc. 11.00%, 03/15/2021 (A)	5,711,000	6,010,827

Road & Rail - 0.7%
Aviation Capital Group Corp. 6.75%, 04/06/2021 (A)	2,062,000	2,446,625
Hertz Corp.
5.50%, 10/15/2024 (A) (B)	2,750,000	2,669,975
5.88%, 10/15/2020 (B)	2,891,000	2,970,503
6.75%, 04/15/2019	1,458,000	1,487,466

		9,574,569

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Semiconductors & Semiconductor Equipment - 0.1%
Micron Technology, Inc. 7.50%, 09/15/2023 (A)	$ 639,000	$ 705,296

Software - 0.6%
Infor US, Inc.
5.75%, 08/15/2020 (A)	1,288,000	1,347,570
6.50%, 05/15/2022	4,439,000	4,588,816
Sophia, LP / Sophia Finance, Inc. 9.00%, 09/30/2023 (A)	2,075,000	2,178,750

		8,115,136

Specialty Retail - 1.2%
Claire’s Stores, Inc.
6.13%, 03/15/2020 (A)	600,000	294,000
9.00%, 03/15/2019 (A)	5,986,000	2,993,000
L Brands, Inc.
6.75%, 07/01/2036	3,692,000	3,919,058
6.88%, 11/01/2035	3,968,000	4,206,080
Men’s Wearhouse, Inc. 7.00%, 07/01/2022	3,998,000	3,688,155

		15,100,293

Technology Hardware, Storage & Peripherals - 2.5%
Diamond 1 Finance Corp. / Diamond 2 Finance Corp.
5.45%, 06/15/2023 (A)	2,173,000	2,326,974
5.88%, 06/15/2021 (A)	1,031,000	1,086,631
7.13%, 06/15/2024 (A)	1,031,000	1,129,414
8.35%, 07/15/2046 (A)	1,560,000	1,890,238
Diebold, Inc. 8.50%, 04/15/2024 (A)	3,885,000	4,117,129
Riverbed Technology, Inc. 8.88%, 03/01/2023 (A)	3,866,000	4,117,290
Seagate HDD Cayman
4.75%, 06/01/2023 (B)	3,522,000	3,504,390
4.75%, 01/01/2025	1,350,000	1,286,550
4.88%, 06/01/2027	3,615,000	3,266,174
5.75%, 12/01/2034	1,900,000	1,654,663
Western Digital Corp.
7.38%, 04/01/2023 (A)	2,400,000	2,625,000
10.50%, 04/01/2024 (A)	4,222,000	4,876,410

		31,880,863

Textiles, Apparel & Luxury Goods - 0.5%
Levi Strauss & Co. 6.88%, 05/01/2022	6,209,000	6,519,450

Trading Companies & Distributors - 1.3%
International Lease Finance Corp. 5.88%, 04/01/2019	1,250,000	1,343,350
United Rentals North America, Inc.
5.50%, 07/15/2025	4,807,000	4,867,087
7.63%, 04/15/2022	9,910,000	10,538,096

		16,748,533

Wireless Telecommunication Services - 3.2%
Sprint Communications, Inc.
9.00%, 11/15/2018 (A)	16,045,000	17,649,500
11.50%, 11/15/2021	4,758,000	5,566,860
Sprint Corp. 7.88%, 09/15/2023	7,426,000	7,351,740

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Wireless Telecommunication Services (continued)
T-Mobile USA, Inc.
6.13%, 01/15/2022	$ 702,000	$ 740,610
6.25%, 04/01/2021	3,000,000	3,123,750
6.63%, 04/01/2023	1,881,000	1,998,901
6.73%, 04/28/2022	4,939,000	5,161,255

		41,592,616

Total Corporate Debt Securities (Cost $1,189,913,340)		1,172,584,163

LOAN ASSIGNMENTS - 2.9%
Automobiles - 0.3%
FCA US LLC Term Loan B, 3.50% (C), 05/24/2017	4,000,000	4,003,000

Commercial Services & Supplies - 0.3%
ADS Waste Holdings, Inc. Term Loan B2, 3.75% (C), 10/09/2019	4,032,928	4,034,610

Containers & Packaging - 0.3%
Anchor Glass Container Corp. 1st Lien Term Loan, 4.75% (C), 07/01/2022	3,974,910	3,997,766

Diversified Financial Services - 0.2%
Cortes NP Acquisition Corp. Term Loan B, TBD (I), 09/29/2023 (E)	3,025,000	3,009,875

Household Products - 0.4%
Reynolds Group Holdings, Inc. Term Loan, 4.25% (C), 02/05/2023	5,000,000	5,009,660

IT Services - 0.4%
First Data Corp. Term Loan,
3.52% (C), 03/24/2021	2,397,237	2,403,504
4.27% (C), 07/08/2022	3,000,000	3,020,001

		5,423,505

Marine - 0.2%
Commercial Barge Line Co. 1st Lien Term Loan, 9.75% (C), 11/12/2020	2,670,525	2,580,395

Metals & Mining - 0.1%
Atkore International, Inc. 1st Lien Term Loan,
4.50% (C), 04/09/2021	654,925	656,562
2nd Lien Term Loan,
7.75% (C), 10/09/2021	580,000	580,242

		1,236,804

Oil, Gas & Consumable Fuels - 0.2%
CITGO Holding, Inc. Term Loan B, 9.50% (C), 05/12/2018	2,256,092	2,270,193

Software - 0.5%
BMC Software Finance, Inc. Term Loan, 5.00% (C), 09/10/2020	3,751,111	3,697,189

	Principal	Value
LOAN ASSIGNMENTS (continued)
Software (continued)
Kronos, Inc. 2nd Lien Term Loan, TBD (I), 10/04/2024	$ 2,022,000	$ 2,082,344

		5,779,533

Total Loan Assignments (Cost $37,202,633)		37,345,341

	Shares	Value
COMMON STOCK - 0.1%
IT Services - 0.1%
Unisys Corp. (B) (J)	61,972	647,607

Total Common Stock (Cost $1,487,452)		647,607

PREFERRED STOCK - 1.1%
Banks - 1.1%
GMAC Capital Trust I Series 2, 6.60% (C)	591,125	15,091,421

Total Preferred Stock (Cost $15,121,012)		15,091,421

SECURITIES LENDING COLLATERAL - 5.1%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.27% (K)	65,401,839	65,401,839

Total Securities Lending Collateral (Cost $65,401,839)		65,401,839

	Principal	Value
REPURCHASE AGREEMENT - 4.9%
State Street Bank & Trust Co. 0.03% (K), dated 10/31/2016, to be repurchased at $63,227,399 on 11/01/2016. Collateralized by a U.S. Government Obligation and a U.S. Government Agency Obligation, 1.00% - 3.88%, due 05/10/2018 - 05/15/2018, and with a total value of $64,494,150.	$ 63,227,347	63,227,347

Total Repurchase Agreement (Cost $63,227,347)		63,227,347

Total Investments (Cost $1,372,353,623) (L)		1,354,297,718
Net Other Assets (Liabilities) - (5.2)%		(67,026,282)

Net Assets - 100.0%		$ 1,287,271,436

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

SECURITY VALUATION:

Valuation Inputs (M)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Corporate Debt Securities	$—	$1,172,584,163	$—	$1,172,584,163
Loan Assignments	—	37,345,341	—	37,345,341
Common Stock	647,607	—	—	647,607
Preferred Stock	15,091,421	—	—	15,091,421
Securities Lending Collateral	65,401,839	—	—	65,401,839
Repurchase Agreement	—	63,227,347	—	63,227,347

Total Investments	$81,140,867	$1,273,156,851	$—	$1,354,297,718

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, the total value of 144A securities is $479,301,110, representing 37.2% of the Fund’s net assets.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $64,063,102. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Floating or variable rate securities. The rates disclosed are as of October 31, 2016.
(D)	Perpetual maturity. The date displayed is the next call date.
(E)	Securities on a when-issued, delayed-delivery, or forward commitment basis. Securities to be settled and delivered after October 31, 2016.
(F)	Securities in default.
(G)	Illiquid securities. At October 31, 2016, total value of illiquid securities is $168,260, representing less than 0.1% of the Fund’s net assets.
(H)	Payment in-kind. Security pays interest or dividends in the form of additional bonds or preferred stock. If the security makes a cash payment in addition to in-kind, the cash rate is disclosed separately.
(I)	All or a portion of the securities represent unsettled loan commitments at October 31, 2016 where the rate will be determined at time of settlement.
(J)	Non-income producing security.
(K)	Rates disclosed reflect the yields at October 31, 2016.
(L)	Aggregate cost for federal income tax purposes is $1,372,590,320. Aggregate gross unrealized appreciation and depreciation for all securities is $34,853,348 and $53,145,950, respectively. Net unrealized depreciation for tax purposes is $18,292,602.
(M)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

MTN	Medium Term Note
TBD	To Be Determined

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS - 97.8%
Alabama - 0.0% (A)
County of Perry, General Obligation Unlimited Series A, 5.50%, 12/01/2040	$ 30,000	$ 31,494

Alaska - 0.3%
Northern Tobacco Securitization Corp., Revenue Bonds Series A, 5.00%, 06/01/2046	350,000	330,404

Arizona - 2.9%
Arizona Health Facilities Authority, Revenue Bonds 2.75% (B), 12/01/2039	200,000	201,524
Industrial Development Authority of the City of Phoenix, Revenue Bonds
4.63%, 07/01/2026 (C) (D)	600,000	602,988
Series A, AMBAC,
4.50%, 07/01/2032	40,000	40,307
Industrial Development Authority of the County of Pima, Revenue Bonds Series A,
5.63%, 07/01/2038	25,000	24,342
Series R,
2.88%, 07/01/2021	300,000	300,906
Industrial Development Authority of the County of Yavapai, Revenue Bonds Series B, 4.50%, 09/01/2018 (C)	135,000	135,077
La Paz County Industrial Development Authority, Revenue Bonds Series A, 4.38%, 02/15/2028 (C)	210,000	208,142
5.00%, 02/15/2046 (C)	1,000,000	1,080,110
Maricopa County Industrial Development Authority, Revenue Bonds
2.63%, 07/01/2021	500,000	499,990
5.00%, 07/01/2036	610,000	670,280

		3,763,666

California - 5.7%
Aromas-San Juan Unified School District, General Obligation Unlimited Series B, AGM, Zero Coupon, 08/01/2042	300,000	174,111
California County Tobacco Securitization Agency, Revenue Bonds
5.70% (E), 06/01/2046	250,000	256,472
6.00%, 06/01/2042	15,000	15,060
California Municipal Finance Authority, Revenue Bonds 5.13%, 07/01/2035 (C)	450,000	489,321
California School Finance Authority, Revenue Bonds Series A, 5.35%, 08/01/2024 (F)	280,000	305,592
California Statewide Communities Development Authority, Revenue Bonds Series A, 5.25%, 12/01/2056 (C)	500,000	557,805

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
California Statewide Financing Authority, Revenue Bonds Series B, 6.00%, 05/01/2043	$ 20,000	$ 20,150
Coachella Valley Unified School District, General Obligation Unlimited Series C, AGM, Zero Coupon, 08/01/2037 - 08/01/2038	35,000	15,879
Cypress School District, General Obligation Unlimited Zero Coupon, 08/01/2050	100,000	65,351
Folsom Cordova Unified School District School Facilities Improvement District No. 3, General Obligation Unlimited Series B, AGC, Zero Coupon, 10/01/2034	515,000	266,111
Golden State Tobacco Securitization Corp., Revenue Bonds Series A-1,
4.50%, 06/01/2027	2,120,000	2,124,579
5.00%, 06/01/2033	235,000	231,245
5.13%, 06/01/2047	200,000	192,410
5.75%, 06/01/2047	60,000	59,071
Hesperia Unified School District, Certificate of Participation BAM, 3.00%, 02/01/2034	275,000	274,081
Huntington Beach Union High School District, Certificate of Participation BAM, 3.00%, 09/01/2041	1,500,000	1,439,955
Menifee Union School District Public Financing Authority, Special Tax Series A, BAM, 5.00%, 09/01/2036	190,000	221,373
Oxnard School District, Certificate of Participation BAM, 2.00% (B), 08/01/2045	500,000	493,795
Paramount Unified School District, General Obligation Unlimited 0.00% (E), 08/01/2045	50,000	47,197
Santee School District, General Obligation Unlimited Series E, AGM, Zero Coupon, 05/01/2051	150,000	39,303
Tobacco Securitization Authority of Southern California, Revenue Bonds Series A1, 5.13%, 06/01/2046	30,000	29,227

		7,318,088

Colorado - 6.8%
Anthem West Metropolitan District, General Obligation Unlimited BAM, 4.13%, 12/01/2044	70,000	74,048

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Colorado (continued)
Colorado Educational & Cultural Facilities Authority, Revenue Bonds
3.25%, 06/01/2046	$ 965,000	$ 896,157
3.63%, 11/01/2026 (C) (G)	1,000,000	993,780
3.63%, 08/01/2046	110,000	105,446
3.75%, 06/15/2047	1,000,000	986,330
4.00%, 12/15/2025 (C)	535,000	552,762
Series A,
3.25%, 12/15/2036	500,000	486,300
Colorado Health Facilities Authority, Revenue Bonds
3.13%, 09/01/2042	1,000,000	873,770
Series A,
4.00%, 11/15/2046	2,000,000	2,110,400
Eagle Bend Metropolitan District No. 2, General Obligation Unlimited BAM, 3.50%, 12/01/2040	400,000	402,728
Gateway Regional Metropolitan District, General Obligation Limited AGM, 3.13%, 12/01/2041	140,000	134,912
3.25%, 12/01/2045	500,000	480,835
Heather Ridge Metropolitan District No. 1, General Obligation Unlimited AGM, 3.25%, 12/01/2039	150,000	146,418
Solaris Metropolitan District No. 3, General Obligation Limited Series B, 7.00%, 12/15/2046 (F)	500,000	493,660

		8,737,546

Connecticut - 0.7%
Connecticut Housing Finance Authority, Revenue Bonds Series C-2, 3.20%, 11/15/2046	140,000	132,980
Mohegan Tribe of Indians of Connecticut, Revenue Bonds Series C, 4.75%, 02/01/2020 (C)	750,000	753,218

		886,198

Delaware - 0.6%
Delaware State Economic Development Authority, Revenue Bonds Series A, 5.00%, 09/01/2036 - 09/01/2046	670,000	765,584

District of Columbia - 1.7%
District of Columbia, Revenue Bonds 5.00%, 06/01/2046	1,000,000	1,126,410
District of Columbia Tobacco Settlement Financing Corp., Revenue Bonds 6.75%, 05/15/2040	1,000,000	1,034,690

		2,161,100

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Florida - 4.2%
Cape Coral Health Facilities Authority, Revenue Bonds 6.00%, 07/01/2050 (C)	$ 300,000	$ 326,364
Capital Projects Finance Authority, Revenue Bonds Series F1, NATL, 5.00%, 10/01/2031	60,000	59,998
Capital Trust Agency, Inc., Revenue Bonds Series A, 5.00%, 07/01/2050	550,000	564,355
City of Port St. Lucie, Special Assessment 3.25%, 07/01/2045	2,500,000	2,361,050
City of Tampa, Revenue Bonds Series A, 4.00%, 11/15/2046	250,000	263,800
Florida Development Finance Corp., Revenue Bonds Series A, 4.00%, 07/15/2026 (C)	1,420,000	1,375,454
6.00%, 02/15/2037 (D) (F)	10,000	10,001
Florida Housing Finance Corp., Revenue Bonds Series A, GNMA, FNMA, FHLMC, 3.20%, 07/01/2030	300,000	309,057
School Board of Miami-Dade County, Certificate of Participation Series A, AMBAC, 5.00%, 11/01/2019	135,000	135,000

		5,405,079

Guam - 0.2%
Guam Government Waterworks Authority, Revenue Bonds 5.00%, 01/01/2046	100,000	113,702
Guam Power Authority, Revenue Bonds Series A, 5.00%, 10/01/2034	100,000	108,507

		222,209

Idaho - 0.7%
Boise City Airport Revenue, Revenue Bonds Series F, 4.00%, 09/01/2040	200,000	211,430
Idaho Health Facilities Authority, Revenue Bonds
5.10%, 06/01/2028	25,000	25,082
5.20%, 06/01/2033	200,000	200,670
6.00%, 03/01/2029	20,000	20,156
Idaho Housing & Finance Association, Revenue Bonds Series A, 5.00%, 06/01/2035 (F)	425,000	458,809

		916,147

Illinois - 10.5%
Chicago O’Hare International Airport, Revenue Bonds Series D, 4.13%, 01/01/2040	200,000	210,986
5.00%, 01/01/2044	50,000	56,795

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Chicago Transit Authority, Revenue Bonds AGM, 5.00%, 06/01/2022	$ 10,000	$ 11,256
City of Chicago, General Obligation Unlimited Series 3A, AMBAC, 4.20%, 01/01/2017	20,000	20,056
Series A, 5.00%, 01/01/2019 - 01/01/2033	115,000	117,249
Series A, AGM, 4.75%, 01/01/2036	70,000	70,213
5.00%, 01/01/2024 - 01/01/2029	90,000	95,768
5.50%, 01/01/2017	10,000	10,052
Series A, AMBAC, 5.00%, 01/01/2018	50,000	50,250
Series A, NATL, 5.00%, 01/01/2042	200,000	200,570
Series B, AGM, 5.00%, 01/01/2029	40,000	40,342
Series C, Zero Coupon, 01/01/2024	75,000	50,696
5.00%, 01/01/2026 - 01/01/2038	1,015,000	1,019,567
Series C, AGM-CR, NATL-RE, 5.00%, 01/01/2031	35,000	36,353
Series C, NATL, 4.00%, 01/01/2017	25,000	25,058
City of Chicago Wastewater Transmission Revenue, Revenue Bonds Series C, 5.00%, 01/01/2025 - 01/01/2026	310,000	361,677
City of Chicago Waterworks Revenue, Revenue Bonds 5.00%, 11/01/2026	15,000	17,033
City of Freeport, General Obligation Unlimited BAM, 4.00%, 01/01/2036	510,000	549,749
City of Waukegan, General Obligation Unlimited Series C, AGM, 3.75%, 12/30/2023	385,000	402,132
Cook County High School District No. 201, General Obligation Limited Series C, AGM, Zero Coupon, 12/01/2025	125,000	95,405
Cook County High School District No. 220, General Obligation Limited BAM-TCRS, 3.00%, 12/01/2022	275,000	290,768
Cook County School District No. 132, General Obligation Limited Series A, AGM, 4.10%, 12/01/2024	378,000	407,514
Cook County School District No. 157, General Obligation Unlimited Series A, AGM, Zero Coupon, 11/01/2033	950,000	495,140
Illinois Finance Authority, Revenue Bonds
4.45%, 11/01/2036	1,000,000	1,051,380
5.25%, 11/15/2026	200,000	200,594

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Illinois Finance Authority, Revenue Bonds (continued)
AGM, 5.00%, 12/01/2036	$ 205,000	$ 232,671
Series C, 5.00%, 08/15/2021	30,000	34,586
Illinois Housing Development Authority, Revenue Bonds
Series A-1, 2.40%, 07/01/2021	185,000	189,862
2.60%, 01/01/2022	375,000	387,855
Kankakee County Public Building Commission, Revenue Bonds AMBAC, 3.90%, 12/01/2017	100,000	100,176
Lake County School District No. 38, General Obligation Unlimited AMBAC, Zero Coupon, 02/01/2020	60,000	54,949
Metropolitan Pier & Exposition Authority, Revenue Bonds
Series B, AGM, 5.00%, 06/15/2050	20,000	21,299
Series B, AGM-CR, 4.25%, 06/15/2042	570,000	598,756
Northern Illinois University, Revenue Bonds
AGM, 5.00%, 04/01/2024	25,000	27,032
5.25%, 04/01/2028	300,000	324,777
Public Building Commission of Chicago, Revenue Bonds AMBAC, 5.25%, 03/01/2033	65,000	74,166
Southern Illinois University, Certificate of Participation Series A-1, BAM, 4.50%, 02/15/2031 - 02/15/2032	105,000	110,606
St. Clair County Community Consolidated School District No. 90, General Obligation Unlimited AMBAC, BAM-TCRS, Zero Coupon, 12/01/2023	500,000	423,590
State of Illinois, General Obligation Unlimited
AGM, 4.00%, 02/01/2032 (G)	660,000	657,730
4.00%, 01/01/2037	335,000	329,516
AMBAC, 5.00%, 11/01/2023	25,000	25,085
Stephenson County School District No. 145, General Obligation Limited AMBAC, Zero Coupon, 01/01/2021	30,000	27,206
Village of Elk Grove Village, General Obligation Unlimited 4.00%, 01/01/2022	60,000	67,557
Village of North Riverside, Revenue Bonds AGM, 3.63%, 12/01/2030	565,000	579,713

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Western Illinois Economic Development Authority, Revenue Bonds 4.00%, 06/01/2033 - 06/01/2036	$ 3,180,000	$ 3,015,926
Will County Community High School District No. 210, General Obligation Unlimited
4.00%, 01/01/2018	25,000	25,184
Series A, 5.00%, 01/01/2027	55,000	56,732
Williamson County Community Unit School District No. 5, General Obligation Unlimited Series B, AGC, Zero Coupon, 01/01/2041	1,185,000	234,511

		13,486,088

Indiana - 1.5%
East Chicago Sanitary District, Revenue Bonds 4.00%, 07/15/2031	1,440,000	1,540,354
Hamilton County Redevelopment Commission, Tax Allocation 5.00%, 02/01/2025	75,000	75,151
Indiana Finance Authority, Revenue Bonds
4.00%, 02/01/2032	185,000	193,597
Series A, 5.00%, 08/15/2021	45,000	52,466

		1,861,568

Iowa - 1.4%
City of Coralville, Certificate of Participation Series E, 3.38%, 06/01/2036	1,475,000	1,390,173
Iowa Tobacco Settlement Authority, Revenue Bonds
Series A, 6.50%, 06/01/2023	75,000	75,653
Series C, 5.38%, 06/01/2038	125,000	124,487
5.50%, 06/01/2042	105,000	104,909
5.63%, 06/01/2046	110,000	108,050

		1,803,272

Kansas - 3.1%
Kansas Independent College Finance Authority, Revenue Notes Series C, 4.90%, 05/01/2017	1,500,000	1,505,265
Kansas Rural Water Finance Authority, Revenue Bonds 4.25%, 03/01/2038	25,000	25,889
Marais Des Cygnes Public Utility Authority, Revenue Bonds AGM, 3.25%, 12/01/2035	710,000	704,987
Sedgwick County Unified School District No. 262, General Obligation Unlimited 5.00%, 09/01/2033	210,000	243,407

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Kansas (continued)
Wyandotte County-Kansas City Unified Government, Revenue Bonds 4.00%, 12/01/2028	$ 1,500,000	$ 1,502,430

		3,981,978

Kentucky - 0.0% (A)
Kentucky Area Development Districts, Certificate of Participation Series M, 5.35%, 12/01/2028	25,000	25,018

Louisiana - 0.2%
Parish of St. Charles, Revenue Bonds 4.00% (B), 12/01/2040	30,000	32,761
Tangipahoa Parish Recreation District No. 3, General Obligation Limited 5.00%, 04/01/2036	225,000	256,520

		289,281

Maryland - 0.5%
Maryland Community Development Administration Housing Revenue, Revenue Bonds 3.25%, 03/01/2036	430,000	438,682
State of Maryland, General Obligation Unlimited Series B, 5.00%, 03/15/2020	165,000	180,587

		619,269

Massachusetts - 2.8%
Massachusetts Development Finance Agency, Revenue Bonds
4.00%, 07/01/2035	125,000	137,845
Series D, 5.00%, 07/01/2044	500,000	552,085
Massachusetts Educational Financing Authority, Revenue Bonds 3.50%, 07/01/2033	3,000,000	2,907,570

		3,597,500

Michigan - 1.9%
Bad Axe Public Schools, General Obligation Unlimited Series B, 4.00%, 05/01/2024	50,000	58,003
City of Detroit, General Obligation Unlimited
AGC, 4.00%, 04/01/2018	17,050	17,462
Series G, AGC, 5.00%, 04/01/2018	6,200	6,411
City of Detroit Sewage Disposal System Revenue, Revenue Bonds
Series A, NATL,
Zero Coupon, 07/01/2017	30,000	29,380
5.25%, 07/01/2018	50,000	51,319
Series B, NATL, 4.25%, 07/01/2025	25,000	25,032
Series C, NATL, 5.00%, 07/01/2017	50,000	50,077

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Michigan (continued)
City of Detroit Sewage Disposal System Revenue, Revenue Bonds (continued)
Series E, BHAC, FGIC, 5.75%, 07/01/2031	$ 150,000	$ 161,329
City of Detroit Water Supply System Revenue, Revenue Bonds
Series B, NATL, 5.00%, 07/01/2018	50,000	50,077
Series D, AGM, 5.00%, 07/01/2023	25,000	25,039
County of Wayne, General Obligation Limited Series A, AGM, 4.50%, 02/01/2026	35,000	35,554
Detroit Local Development Finance Authority, Tax Allocation Series A, ACA-CBI, 5.50%, 05/01/2021	100,000	97,524
Michigan Finance Authority, Revenue Bonds
4.00%, 11/01/2046	200,000	202,872
Series D-1, 5.00%, 07/01/2027	500,000	594,705
Series G-10A, AGC, 4.00%, 04/01/2018	92,950	97,051
Series G-11A, AGC, 5.00%, 04/01/2018	33,800	35,771
Michigan Tobacco Settlement Finance Authority, Revenue Bonds
Series A, 5.13%, 06/01/2022	160,000	157,232
5.25%, 06/01/2022	20,000	19,748
Royal Oak Hospital Finance Authority, Revenue Bonds Series D, 5.00%, 09/01/2039	100,000	112,863
Warren Consolidated Schools, General Obligation Unlimited Series B, BAM, 5.00%, 05/01/2025	500,000	611,635
Wayne Charter County Economic Development Corp., Revenue Bonds 7.38%, 12/01/2033	50,000	39,408

		2,478,492

Minnesota - 6.5%
City of Deephaven, Revenue Bonds
Series A, 4.00%, 07/01/2037	300,000	287,346
5.25%, 07/01/2037	80,000	87,442
City of Ham Lake, Revenue Bonds
Series A, 4.00%, 07/01/2028	375,000	372,221
5.00%, 07/01/2031	250,000	265,333
City of Minneapolis, Revenue Bonds
Series A,
4.00%, 07/01/2026 (F)	1,500,000	1,499,940
5.00%, 07/01/2047 (F)	200,000	202,268
City of Minneapolis, Tax Allocation 4.00%, 03/01/2025	250,000	256,273

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Minnesota (continued)
City of St. Cloud, Revenue Bonds Series A, 3.75%, 04/01/2026 (F)	$ 340,000	$ 341,333
Housing & Redevelopment Authority of The City of St. Paul, Revenue Bonds
4.00%, 09/01/2031	325,000	328,149
Series A,
4.50%, 07/01/2028 (F)	750,000	739,912
5.00%, 07/01/2036 (F)	1,315,000	1,281,178
5.00%, 12/01/2050	450,000	480,802
Series B,
5.25%, 04/01/2043 (F)	400,000	408,496
Minnesota Housing Finance Agency, Revenue Bonds
Series F,
2.35%, 01/01/2023	365,000	372,800
2.40%, 07/01/2023	45,000	46,848
2.90%, 01/01/2026	750,000	782,760
Township of Baytown, Revenue Bonds Series A, 4.00%, 08/01/2041	500,000	486,930
Western Minnesota Municipal Power Agency, Revenue Bonds Series A, AGM, 5.00%, 01/01/2017	75,000	75,545

		8,315,576

Mississippi - 1.5%
Mississippi Development Bank, Revenue Bonds 4.00%, 01/01/2017	340,000	341,891
Mississippi Home Corp., Revenue Bonds
Series 3A, GNMA, 5.55%, 08/20/2049	5,000	5,056
Series 4A,
4.40%, 07/01/2041	1,000,000	1,008,740
State of Mississippi, Revenue Bonds Series E, 5.00%, 10/15/2025	500,000	620,825

		1,976,512

Missouri - 0.6%
City of Blue Springs, Tax Allocation Series A, 4.00%, 06/01/2026	80,000	81,822
City of Pevely, General Obligation Limited AGC, 5.25%, 03/01/2022	40,000	40,099
Missouri Joint Municipal Electric Utility Commission, Revenue Bonds Series A, 5.00%, 12/01/2040	500,000	581,835
Parkville Industrial Development Authority, Revenue Bonds 4.65%, 02/01/2018 (D) (F)	10,000	10,108

		713,864

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Montana - 0.3%
City of Forsyth, Revenue Bonds Series A, 3.90% (B), 03/01/2031	$ 315,000	$ 332,574
Lewistown Special Improvement District No. 2005, Special Assessment 4.60%, 07/01/2022	25,000	25,040
Yellowstone County School District No. 4, General Obligation Unlimited 4.65%, 07/01/2019	25,000	25,081

		382,695

New Jersey - 2.2%
Casino Reinvestment Development Authority, Revenue Bonds AGM, 5.00%, 11/01/2026	575,000	654,718
City of Jersey City, General Obligation Unlimited BAM, 5.00%, 12/01/2022	500,000	597,120
Essex County Improvement Authority, Revenue Bonds Series A, 7.00%, 12/01/2053 (F)	115,000	123,288
New Jersey Economic Development Authority, Revenue Bonds
5.75%, 09/15/2027 (F)	400,000	452,684
Series A, NATL, 5.00%, 07/01/2029	20,000	20,511
Series B,
6.50%, 04/01/2031	10,000	11,965
Tobacco Settlement Financing Corp., Revenue Bonds
Series 1A,
4.50%, 06/01/2023	30,000	30,419
4.75%, 06/01/2034	325,000	311,301
5.00%, 06/01/2029 - 06/01/2041	625,000	608,245
Series 1B,
Zero Coupon, 06/01/2041	10,000	2,660

		2,812,911

New Mexico - 0.0% (A)
Town of Clayton, Revenue Bonds AGC, 4.05%, 11/01/2018	25,000	25,000

New York - 8.7%
Esopus Fire District, General Obligation Unlimited AMBAC, 4.30%, 08/01/2017	20,000	20,053
Housing Development Corp., Revenue Bonds Series C1A, 3.45%, 05/01/2050	3,000,000	2,994,090
New York City Industrial Development Agency, Revenue Bonds NATL, 4.75%, 03/01/2046	50,000	50,162

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New York (continued)
New York Counties Tobacco Trust IV, Revenue Bonds Series A, 5.00%, 06/01/2038 - 06/01/2042	$ 250,000	$ 243,112
New York Counties Tobacco Trust VI, Revenue Bonds
3.75%, 06/01/2045	6,260,000	5,833,068
5.00%, 06/01/2045	1,000,000	1,103,210
New York State Dormitory Authority, Revenue Bonds
5.00%, 02/15/2017	10,000	10,077
Series A,
5.00%, 07/01/2041	100,000	117,681
Niagara Falls City School District, Certificate of Participation AGM, 4.00%, 06/15/2026	90,000	101,200
Niagara Tobacco Asset Securitization Corp., Revenue Bonds 5.00%, 05/15/2019	10,000	10,868
Port Authority of New York & New Jersey, Revenue Bonds
AGM,
4.50%, 12/01/2028	50,000	50,230
AGM-CR,
6.50%, 12/01/2028	50,000	50,259
TSASC, Inc., Revenue Bonds
Series 1,
5.00%, 06/01/2034	320,000	317,181
5.13%, 06/01/2042	150,000	144,610
Village of Brewster, General Obligation Unlimited 5.00%, 05/01/2033	50,000	64,148
Westchester Tobacco Asset Securitization, Revenue Bonds 5.13%, 06/01/2045 (D) (F)	20,000	20,000

		11,129,949

North Carolina - 0.1%
North Carolina Medical Care Commission, Revenue Bonds NATL,
4.38%, 01/01/2033	25,000	25,034
5.00%, 01/01/2033	100,000	100,259

		125,293

North Dakota - 1.5%
City of Mandan, Revenue Bonds Series A, 3.25%, 09/01/2041	1,365,000	1,279,483
Jamestown Park District, Revenue Bonds Series B, 2.90%, 07/01/2035	650,000	643,591

		1,923,074

Ohio - 4.3%
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds
Series A-2,
5.13%, 06/01/2024	1,445,000	1,365,511

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Ohio (continued)
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds (continued)
5.38%, 06/01/2024	$ 20,000	$ 19,701
5.75%, 06/01/2034	350,000	326,312
5.88%, 06/01/2030 - 06/01/2047	205,000	193,302
6.00%, 06/01/2042	110,000	104,862
6.50%, 06/01/2047	265,000	260,662
City of Cleveland, Revenue Bonds 5.38%, 09/15/2027 (D) (F)	20,000	20,060
Cleveland-Cuyahoga County Port Authority, Revenue Bonds Series A, 7.05%, 11/15/2040 (D) (F)	100,000	106,887
County of Allen, Revenue Bonds GNMA, 4.10%, 12/20/2017	25,000	25,191
County of Hamilton, Revenue Bonds 5.00%, 01/01/2036	100,000	110,023
County of Scioto, Revenue Bonds 3.50%, 02/15/2038	2,060,000	2,053,779
County of Warren, Revenue Bonds 5.00%, 07/01/2021 - 07/01/2026	550,000	649,189
Dayton-Montgomery County Port Authority, Revenue Bonds Series 1, 7.00%, 01/15/2040 (F)	150,000	153,115
Toledo-Lucas County Port Authority, Revenue Bonds Series A, 5.00%, 07/01/2046	100,000	107,842

		5,496,436

Oklahoma - 0.2%
Marshall County Justice Authority, Revenue Bonds 3.75%, 03/01/2036	255,000	246,462
Norman Regional Hospital Authority, Revenue Bonds 5.38%, 09/01/2036	20,000	20,003

		266,465

Oregon - 1.4%
City of Forest Grove, Revenue Bonds 5.50%, 03/01/2037 (F)	105,000	105,772
County of Jackson Airport Revenue, Revenue Bonds AGM, 3.00%, 12/01/2035	300,000	301,080
Klamath Falls Intercommunity Hospital Authority, Revenue Bonds 3.00%, 09/01/2041	600,000	541,212
Oregon State Facilities Authority, Revenue Bonds
Series A,
5.75%, 06/15/2046 (C) (D)	500,000	514,015
Series B,
6.75%, 06/15/2022 (C) (D)	355,000	357,101

		1,819,180

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Pennsylvania - 3.1%
Carbon County Area Vocational Technical School Authority, Revenue Bonds 5.00%, 03/01/2028	$ 20,000	$ 21,098
City of Harrisburg, General Obligation Unlimited Series D, AMBAC, Zero Coupon, 03/15/2017	25,000	24,665
Cumberland County Municipal Authority, Revenue Bonds 3.25%, 01/01/2039	150,000	139,414
McKean County Hospital Authority, Revenue Bonds ACA, 5.25%, 10/01/2030	50,000	50,009
Penn Hills School District, General Obligation Limited Series A, BAM, 4.00%, 11/15/2026 - 11/15/2027	600,000	646,472
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds ACA,
5.00%, 07/01/2023	170,000	170,155
Series AM,
4.00%, 06/15/2018	35,000	36,705
Pennsylvania Housing Finance Agency, Revenue Bonds
Series 119,
3.50%, 10/01/2041	180,000	189,648
Series A,
3.25%, 10/01/2025	410,000	430,246
4.25%, 10/01/2035	650,000	691,145
School District of Philadelphia, General Obligation Unlimited Series C, 5.00%, 09/01/2020	85,000	94,018
State Public School Building Authority, Revenue Bonds
Series A, BAM,
5.00%, 06/15/2019	340,000	372,997
Series B, AGM,
4.50%, 06/01/2032	35,000	35,102
5.00%, 06/01/2033	1,100,000	1,102,959

		4,004,633

Puerto Rico - 6.1%
Commonwealth of Puerto Rico, General Obligation Unlimited AGC-ICC,
5.50%, 07/01/2022	100,000	111,297
AGM,
5.13%, 07/01/2030	110,000	110,174
5.25%, 07/01/2020	100,000	107,753
5.50%, 07/01/2017 - 07/01/2019	225,000	235,385
AGM-CR,
4.50%, 07/01/2023	15,000	15,017
5.00%, 07/01/2028	10,000	10,015
Series A, AGC-ICC,
4.75%, 07/01/2018	15,000	15,672
5.00%, 07/01/2022 - 07/01/2033	365,000	370,122
5.25%, 07/01/2030	35,000	35,060

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Puerto Rico (continued)
Commonwealth of Puerto Rico, General Obligation Unlimited (continued)
5.50%, 07/01/2029	$ 245,000	$ 287,740
Series A, AGM,
4.00%, 07/01/2022	140,000	145,044
4.13%, 07/01/2023 - 07/01/2024	50,000	51,796
5.00%, 07/01/2035	105,000	112,798
5.38%, 07/01/2025	170,000	185,540
6.00%, 07/01/2033	85,000	85,190
Series A-4, AGM,
5.00%, 07/01/2031	25,000	26,533
5.25%, 07/01/2030	25,000	26,719
Series B, AGC-ICC,
5.00%, 07/01/2035	400,000	400,528
Series C, AGM,
5.25%, 07/01/2026 - 07/01/2027	135,000	145,774
5.38%, 07/01/2028	15,000	15,029
5.50%, 07/01/2032	35,000	35,065
5.75%, 07/01/2037	190,000	190,369
Series D, AGM,
3.88%, 07/01/2019	30,000	30,029
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds
Series A, AGC,
5.00%, 07/01/2028	185,000	190,169
5.13%, 07/01/2047	175,000	179,590
Puerto Rico Electric Power Authority, Revenue Bonds
Series DDD, AGM,
3.63%, 07/01/2023	175,000	174,121
3.65%, 07/01/2024	95,000	94,525
Series SS, AGM,
5.00%, 07/01/2019 - 07/01/2030	175,000	175,355
Series TT, AGC-ICC,
5.00%, 07/01/2032	25,000	25,293
Series TT, AGM-CR,
4.20%, 07/01/2019	75,000	75,295
5.00%, 07/01/2017	15,000	15,347
Series UU, AGC,
4.25%, 07/01/2027	170,000	171,078
5.00%, 07/01/2026	50,000	50,655
Series UU, AGM,
5.00%, 07/01/2020 - 07/01/2024	375,000	380,585
Series V, AGM,
5.25%, 07/01/2027	70,000	79,190
Puerto Rico Highways & Transportation Authority, Revenue Bonds AGC-ICC,
5.00%, 07/01/2028	50,000	50,535
Series AA, AGM,
4.95%, 07/01/2026	15,000	15,637
Series CC, AGM,
5.25%, 07/01/2033 - 07/01/2036	65,000	76,108
Series D, AGM,
5.00%, 07/01/2027 - 07/01/2032	425,000	429,552
Series E, AGM,
5.50%, 07/01/2017 - 07/01/2023	215,000	235,884

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Puerto Rico (continued)
Puerto Rico Highways & Transportation Authority, Revenue Bond (continued)
Series I, AGC-ICC, FGIC,
5.00%, 07/01/2026	$ 20,000	$ 20,214
Series K, AGC-ICC,
4.40%, 07/01/2025	30,000	30,258
5.00%, 07/01/2030	30,000	30,573
Series K, AGC-ICC, AGM-CR,
5.00%, 07/01/2018	10,000	10,107
Series L, AGC,
4.00%, 07/01/2020	165,000	169,856
5.25%, 07/01/2019	100,000	106,117
Series M, AGC-ICC,
5.00%, 07/01/2032	95,000	96,008
Series N, AGC,
5.25%, 07/01/2036	35,000	41,286
Series N, AGM-CR, AGC-ICC,
5.50%, 07/01/2026	70,000	80,342
Series Y, AGM,
6.25%, 07/01/2021	135,000	151,034
Puerto Rico Infrastructure Financing Authority, Revenue Bonds Series C, BHAC-CR, FGIC, 5.50%, 07/01/2021	75,000	85,631
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series A, AGM,
4.75%, 08/01/2022	110,000	111,570
5.00%, 08/01/2019 - 08/01/2030	1,210,000	1,238,686
Series A, AGM-CR,
4.75%, 08/01/2025	15,000	15,214
Series C, AGM,
5.25%, 08/01/2017 - 08/01/2019	100,000	103,940
Puerto Rico Public Buildings Authority, Revenue Bonds
AGC-ICC,
5.25%, 07/01/2033	55,000	55,175
Series F, AGC-ICC,
5.25%, 07/01/2019	25,000	26,562
Series F, AGC-ICC, AGM-CR,
5.25%, 07/01/2025	20,000	22,602
Series I, AGC-ICC,
5.00%, 07/01/2036	50,000	50,055
Series K, AGM,
5.25%, 07/01/2027	25,000	26,300
Series L, AGM-CR,
5.50%, 07/01/2021	65,000	71,291
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Revenue Bonds
Series A, BHAC-CR, FGIC,
Zero Coupon, 08/01/2041	45,000	13,979
Series A-1, AGM-CR,
Zero Coupon, 08/01/2024	40,000	27,280

		7,751,648

Rhode Island - 1.2%
Providence Redevelopment Agency, Revenue Bonds Series A, 5.00%, 04/01/2020	350,000	385,112

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Rhode Island (continued)
Rhode Island Turnpike & Bridge Authority, Revenue Bonds Series A, 4.00%, 10/01/2027	$ 750,000	$ 849,075
Tobacco Settlement Financing Corp., Revenue Bonds Series A, 5.00%, 06/01/2035	300,000	325,005

		1,559,192

South Carolina - 1.5%
County of Lancaster, Special Assessment Series A, 3.13%, 12/01/2022 (F)	825,000	864,188
South Carolina Jobs-Economic Development Authority, Revenue Bonds 5.00%, 10/01/2041 (C)	1,000,000	1,038,630

		1,902,818

Texas - 8.8%
Arlington Higher Education Finance Corp., Revenue Bonds Series A, 4.63%, 08/15/2046	500,000	503,490
Central Texas Turnpike System, Revenue Bonds Series C, 5.00%, 08/15/2023	500,000	594,345
City of Houston Airport System Revenue, Revenue Bonds
5.00%, 07/01/2029 (F)	150,000	167,627
Series C,
5.00%, 07/15/2020 (F)	500,000	548,515
City of Lockhart, General Obligation Limited BAM, 5.00%, 08/01/2025	145,000	178,137
Dallas County Flood Control District No. 1, General Obligation Unlimited 5.00%, 04/01/2028 - 04/01/2032 (C)	2,000,000	2,099,550
New Hope Cultural Education Facilities Finance Corp., Revenue Bonds
5.00%, 07/01/2046	1,000,000	1,024,360
Series A,
3.38%, 08/15/2021	1,000,000	994,410
5.00%, 04/01/2048	100,000	108,269
Series A1,
5.00%, 07/01/2051	1,595,000	1,779,669
Series C,
5.00%, 07/01/2031	250,000	266,355
5.25%, 07/01/2036	400,000	432,072
Series D,
6.00%, 07/01/2026	125,000	125,661
Northwest Harris County Municipal Utility District No. 19, General Obligation Unlimited BAM, 3.25%, 10/01/2032	1,140,000	1,154,090
Pottsboro Higher Education Finance Corp., Revenue Bonds Series A, 5.00%, 08/15/2036	655,000	668,166

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Texas (continued)
Red River Education Finance Corp., Revenue Bonds 3.00%, 06/01/2034	$ 500,000	$ 468,220
Willow Creek Farms Municipal Utility District, General Obligation Unlimited BAM, 3.00%, 09/01/2023	130,000	138,005

		11,250,941

U. S. Virgin Islands - 0.3%
Virgin Islands Public Finance Authority, Revenue Bonds NATL, 5.00%, 10/01/2021 - 10/01/2024	300,000	300,982
Virgin Islands Water & Power Authority - Electric System, Revenue Bonds AMBAC,
4.50%, 07/01/2028	60,000	60,136
Series A,
5.00%, 07/01/2027	45,000	43,658

		404,776

Utah - 1.3%
City of Park City Water Revenue, Revenue Bonds 4.00%, 12/15/2016	100,000	100,402
City of St. George Electric Revenue, Revenue Bonds AGM, 3.13%, 06/01/2038	575,000	561,280
Intermountain Power Agency, Revenue Bonds Series A, 4.00%, 07/01/2018	25,000	26,262
Utah Charter School Finance Authority, Revenue Bonds
5.00%, 04/15/2030 (C)	420,000	428,799
6.00%, 04/15/2045 (C)	500,000	526,850
Series A,
5.75%, 07/15/2020	30,000	31,547

		1,675,140

Vermont - 0.8%
Vermont Educational & Health Buildings Financing Agency, Revenue Bonds 5.00%, 10/01/2042	905,000	1,019,998

Virginia - 0.1%
Fairfax County Economic Development Authority, Revenue Bonds 4.00%, 04/01/2017	25,000	25,342
Tobacco Settlement Financing Corp., Revenue Bonds Series B1, 5.00%, 06/01/2047	145,000	135,272

		160,614

Wisconsin - 1.6%
Milwaukee Housing Authority, Revenue Bonds Series A, 3.63%, 07/01/2035	290,000	300,814

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Wisconsin (continued)
Public Finance Authority, Revenue Bonds Series A, 4.75%, 12/01/2035	$ 1,600,000	$ 1,668,288
State of Wisconsin, General Obligation Unlimited Series C, 4.00%, 05/01/2017	25,000	25,421
Wisconsin Health & Educational Facilities Authority, Revenue Bonds
Series A, 6.75%, 09/01/2037	25,000	25,288
Series B, 5.00%, 05/15/2036	25,000	25,040

		2,044,851

Total Municipal Government Obligations (Cost $123,794,126)		125,441,547

	Shares	Value
INVESTMENT COMPANY - 0.1%
U.S. Fixed Income Fund - 0.1%
Pioneer Municipal High Income Advantage Trust	12,000	153,000

Total Investment Company (Cost $158,264)		153,000

	Principal	Value
REPURCHASE AGREEMENT - 6.6%

State Street Bank & Trust Co. 0.03% (H),
dated 10/31/2016, to be repurchased
at $8,453,381 on 11/01/2016.
Collateralized by a U.S. Government
Agency Obligation, 0.75%, due
07/14/2017, and with a value of
$8,627,231.

	$ 8,453,374	$ 8,453,374

Total Repurchase Agreement (Cost $8,453,374)		8,453,374

Total Investments (Cost $132,405,764) (I)		134,047,921
Net Other Assets (Liabilities) - (4.5)%		(5,724,874)

Net Assets - 100.0%		$ 128,323,047

SECURITY VALUATION:

Valuation Inputs (J)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Municipal Government Obligations	$—	$125,441,547	$—	$125,441,547
Investment Company	153,000	—	—	153,000
Repurchase Agreement	—	8,453,374	—	8,453,374

Total Investments	$153,000	$133,894,921	$—	$134,047,921

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Percentage rounds to less than 0.1% or (0.1)%.
(B)	Floating or variable rate securities. The rates disclosed are as of October 31, 2016.
(C)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, the total value of 144A securities is $12,039,966, representing 9.4% of the Fund’s net assets.
(D)	Illiquid securities. At October 31, 2016, total value of illiquid securities is $1,641,160, representing 1.3% of the Fund’s net assets.
(E)	Step bonds. Coupon rates change in increments to maturity. The rates disclosed are as of October 31, 2016; the maturity dates disclosed are the ultimate maturity dates.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(F)	Restricted securities. At October 31, 2016, the restricted securities held by the Fund are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Municipal Government Obligations	California School Finance Authority, Revenue Bonds, Series A, 5.35%, 08/01/2024	02/29/2016	$306,260	$305,592	0.2%

Municipal Government Obligations	Solaris Metropolitan District No. 3, General Obligation Limited, Series B, 7.00%, 12/15/2046	10/07/2016	499,940	493,660	0.4

Municipal Government Obligations	Florida Development Finance Corp., Revenue Bonds, Series A, 6.00%, 02/15/2037	07/16/2015	9,910	10,001	0.0	(A)

Municipal Government Obligations	Idaho Housing & Finance Association, Revenue Bonds, Series A, 5.00%, 06/01/2035	04/06/2015	429,186	458,809	0.4

Municipal Government Obligations	City of Minneapolis, Revenue Bonds, Series A, 4.00%, 07/01/2026	06/09/2016	1,500,010	1,499,940	1.2

Municipal Government Obligations	City of Minneapolis, Revenue Bonds, Series A, 5.00%, 07/01/2047	06/09/2016	203,958	202,268	0.2

Municipal Government Obligations	City of St. Cloud, Revenue Bonds, Series A, 3.75%, 04/01/2026	04/08/2016	340,010	341,333	0.3

Municipal Government Obligations	Housing & Redevelopment Authority of The City of St. Paul, Revenue Bonds, Series A, 4.50%, 07/01/2028	09/09/2016	750,010	739,912	0.6

Municipal Government Obligations	Housing & Redevelopment Authority of The City of St. Paul, Revenue Bonds, Series A, 5.00%, 07/01/2036	09/09/2016	1,315,010	1,281,178	1.0

Municipal Government Obligations	Housing & Redevelopment Authority of The City of St. Paul, Revenue Bonds, Series B, 5.25%, 04/01/2043	06/19/2015	392,806	408,496	0.3

Municipal Government Obligations	Parkville Industrial Development Authority, Revenue Bonds, 4.65%, 02/01/2018	05/24/2016	9,954	10,108	0.0	(A)

Municipal Government Obligations	Essex County Improvement Authority, Revenue Bonds, Series A, 7.00%, 12/01/2053	12/10/2015	115,006	123,288	0.1

Municipal Government Obligations	New Jersey Economic Development Authority, Revenue Bonds, 5.75%, 09/15/2027	02/11/2016 - 03/08/2016	443,717	452,684	0.3

Municipal Government Obligations	Westchester Tobacco Asset Securitization, Revenue Bonds, 5.13%, 06/01/2045	03/30/2015	17,138	20,000	0.0	(A)

Municipal Government Obligations	City of Cleveland, Revenue Bonds, 5.38%, 09/15/2027	07/27/2015	20,062	20,060	0.0	(A)

Municipal Government Obligations	Cleveland-Cuyahoga County Port Authority, Revenue Bonds, Series A, 7.05%, 11/15/2040	04/11/2014	97,648	106,887	0.1

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets

Municipal Government Obligations	Dayton-Montgomery County Port Authority, Revenue Bonds, Series 1, 7.00%, 01/15/2040	10/08/2015	$150,005	$153,115	0.1%

Municipal Government Obligations	City of Forest Grove, Revenue Bonds, 5.50%, 03/01/2037	11/30/2015	105,598	105,772	0.1

Municipal Government Obligations	County of Lancaster, Special Assessment, Series A, 3.13%, 12/01/2022	01/22/2016	823,730	864,188	0.7

Municipal Government Obligations	City of Houston Airport System Revenue, Revenue Bonds, 5.00%, 07/01/2029	05/09/2014	147,659	167,627	0.1

Municipal Government Obligations	City of Houston Airport System Revenue, Revenue Bonds, Series C, 5.00%, 07/15/2020	03/11/2015	528,050	548,515	0.4

Total			$8,205,667	$8,313,433	6.5%

(G)	Securities on a when-issued, delayed-delivery, or forward commitment basis. Securities to be settled and delivered after October 31, 2016.
(H)	Rate disclosed reflects the yield at October 31, 2016.
(I)	Aggregate cost for federal income tax purposes is $132,405,776. Aggregate gross unrealized appreciation and depreciation for all securities is $2,910,019 and $1,267,874, respectively. Net unrealized appreciation for tax purposes is $1,642,145.
(J)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

MUNICIPAL INSURER ABBREVIATIONS:

ACA	ACA Financial Guaranty Corp.
AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	AMBAC Financial Group, Inc.
BAM	Build America Mutual Assurance Co.
BHAC	Berkshire Hathaway Assurance Corp.
FGIC	Financial Guaranty Insurance Co.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
NATL	National Public Finance Guarantee Corp.

PORTFOLIO ABBREVIATIONS:

CBI	Certificates of Bond Insurance
CR	Custodial Receipts
ICC	Insured Custody Certificate
RE	Reinsured
TCRS	Temporary Custodian Receipts

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Income & Growth

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Shares	Value
COMMON STOCKS - 88.8%
Aerospace & Defense - 2.6%
BAE Systems PLC	446,832	$ 2,967,056

Airlines - 1.1%
Japan Airlines Co., Ltd.	43,466	1,283,215

Automobiles - 2.8%
Daimler AG	44,790	3,191,510

Banks - 8.2%
Bank of Montreal	55,270	3,517,369
Commonwealth Bank of Australia	11,060	617,455
JPMorgan Chase & Co.	47,440	3,285,695
Lloyds Banking Group PLC	2,775,840	1,945,483

		9,366,002

Beverages - 2.3%
Thai Beverage PCL	3,766,003	2,612,178

Biotechnology - 2.9%
AbbVie, Inc., Class G	58,370	3,255,879

Capital Markets - 2.4%
Ares Capital Corp. (A)	83,645	1,279,768
CME Group, Inc., Class A	14,860	1,487,486

		2,767,254

Chemicals - 3.0%
Dow Chemical Co.	17,840	959,971
LyondellBasell Industries NV, Class A	31,135	2,476,789

		3,436,760

Communications Equipment - 1.9%
Cisco Systems, Inc.	70,710	2,169,383

Construction & Engineering - 1.1%
Ferrovial SA	61,679	1,200,127

Diversified Telecommunication Services - 5.6%
AT&T, Inc.	41,300	1,519,427
BCE, Inc.	35,502	1,612,982
HKT Trust & HKT, Ltd.	2,392,540	3,282,375

		6,414,784

Equity Real Estate Investment Trusts - 7.7%
Ascendas Real Estate Investment Trust	1,770,623	3,016,264
Prologis, Inc., Class A	27,540	1,436,486
Spirit Realty Capital, Inc.	175,730	2,092,944
STORE Capital Corp.	82,108	2,240,727

		8,786,421

Food & Staples Retailing - 2.6%
Wal-Mart de Mexico SAB de CV	1,372,330	2,902,796

Food Products - 6.5%
Austevoll Seafood ASA	198,210	1,787,221
Marine Harvest ASA (A) (B)	309,110	5,608,040

		7,395,261

Hotels, Restaurants & Leisure - 2.8%
Las Vegas Sands Corp.	54,020	3,126,678

Insurance - 7.1%
Insurance Australia Group, Ltd.	654,940	2,745,152
Muenchener Rueckversicherungs-Gesellschaft AG	8,916	1,728,480
Swiss Re AG	38,700	3,594,088

		8,067,720

	Shares	Value
COMMON STOCKS (continued)
IT Services - 1.5%
Paychex, Inc.	30,890	$ 1,705,128

Media - 3.0%
Regal Entertainment Group, Class A	156,459	3,365,433

Mortgage Real Estate Investment Trusts - 8.8%
Blackstone Mortgage Trust, Inc., Class A	154,708	4,672,182
Colony Capital, Inc.	67,540	1,283,935
Starwood Property Trust, Inc.	184,177	4,096,096

		10,052,213

Multiline Retail - 1.3%
Kohl’s Corp.	34,530	1,510,688

Pharmaceuticals - 3.0%
GlaxoSmithKline PLC	169,780	3,363,418

Semiconductors & Semiconductor Equipment - 4.2%
Intel Corp.	45,510	1,586,934
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	102,430	3,185,573

		4,772,507

Software - 2.5%
Microsoft Corp.	48,020	2,877,358

Transportation Infrastructure - 3.9%
Macquarie Infrastructure Corp.	47,150	3,857,341
Sydney Airport	114,630	545,866

		4,403,207

Total Common Stocks (Cost $90,460,141)		100,992,976

MASTER LIMITED PARTNERSHIPS - 10.4%
Capital Markets - 1.2%
AllianceBernstein Holding, LP	58,867	1,283,301

Electric Utilities - 3.1%
Brookfield Infrastructure Partners, LP	104,635	3,539,802

Oil, Gas & Consumable Fuels - 6.1%
Energy Transfer Partners, LP, Class B	78,930	2,760,971
Enterprise Products Partners, LP	25,260	637,562
Spectra Energy Partners, LP	52,790	2,250,966
TC Pipelines, LP	25,270	1,318,083

		6,967,582

Total Master Limited Partnerships (Cost $10,198,752)		11,790,685

RIGHT - 0.0% (C)
Construction & Engineering - 0.0% (C)
Ferrovial SA (B) Exercise Price $0.00 Expiration Date 11/14/2016	61,679	26,406

Total Right (Cost $27,503)		26,406

SECURITIES LENDING COLLATERAL - 6.3%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.27% (D)	7,176,103	7,176,103

Total Securities Lending Collateral (Cost $7,176,103)		7,176,103

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Income & Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
REPURCHASE AGREEMENT - 1.2%

State Street Bank & Trust Co. 0.03% (D), dated 10/31/2016, to be repurchased at $1,410,421 on 11/01/2016. Collateralized by a U.S. Government Agency Obligation, 0.75%, due 07/14/2017, and with a value of $1,440,381.

	$ 1,410,420	$ 1,410,420

Total Repurchase Agreement (Cost $1,410,420)		1,410,420

Total Investments (Cost $109,272,919) (E)		121,396,590
Net Other Assets (Liabilities) - (6.7)%		(7,622,030)

Net Assets - 100.0%		$ 113,774,560

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$61,505,048	$39,487,928	$—	$100,992,976
Master Limited Partnerships	11,790,685	—	—	11,790,685
Right	—	26,406	—	26,406
Securities Lending Collateral	7,176,103	—	—	7,176,103
Repurchase Agreement	—	1,410,420	—	1,410,420

Total Investments	$80,471,836	$40,924,754	$—	$121,396,590

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $6,853,909. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing securities.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Rates disclosed reflect the yields at October 31, 2016.
(E)	Aggregate cost for federal income tax purposes is $111,272,532. Aggregate gross unrealized appreciation and depreciation for all securities is $12,441,151 and $2,317,093, respectively. Net unrealized appreciation for tax purposes is $10,124,058.
(F)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Inflation Opportunities

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Principal	Value
ASSET-BACKED SECURITY - 0.1%
Invitation Homes Trust Series 2014-SFR1, Class A, 1.53% (A), 06/17/2031 (B)	$ 194,965	$ 194,458

Total Asset-Backed Security (Cost $195,575)		194,458

CORPORATE DEBT SECURITIES - 10.4%
Banks - 3.9%
BAC Capital Trust XIV 4.00% (A), 11/16/2016 (C)	700,000	574,000
Banco Santander Chile 1.78% (A), 04/11/2017 (B)	200,000	199,500
Bank of America Corp.
1.94% (A), 11/19/2024, MTN (D)	1,000,000	918,750
2.94% (A), 02/18/2020, MTN (D)	400,000	405,000
BankBoston Capital Trust III 1.60% (A), 06/15/2027	100,000	87,000
BankBoston Capital Trust IV 1.44% (A), 06/08/2028	212,000	183,380
Barclays PLC 2.92% (A), 08/10/2021	216,000	221,175
Chase Capital II 1.39% (A), 02/01/2027	54,000	49,108
Chase Capital III 1.39% (A), 03/01/2027	216,000	196,430
Citigroup, Inc. 2.07% (A), 08/02/2021	432,000	435,171
Corestates Capital II 1.53% (A), 01/15/2027 (B)	269,000	238,065
JPMorgan Chase & Co. 2.11% (A), 10/24/2023	215,000	214,154
JPMorgan Chase Capital XIII 1.79% (A), 09/30/2034	967,000	838,872
JPMorgan Chase Capital XXI 1.83% (A), 01/15/2087	412,000	346,080
PNC Financial Services Group, Inc. 5.00% (A), 11/01/2026 (C) (E)	430,000	429,364
Societe Generale SA 7.38% (A), 09/13/2021 (B) (C)	200,000	198,300
Standard Chartered PLC 6.41% (A), 01/30/2017 (B) (C) (F)	500,000	485,625
SunTrust Capital III 1.50% (A), 03/15/2028	765,000	615,825
Toronto-Dominion Bank 3.63% (A), 09/15/2031	60,000	59,934
Wachovia Capital Trust II 1.38% (A), 01/15/2027	308,000	269,500
Wells Fargo Capital II 1.39% (A), 01/30/2027	219,000	192,173

		7,157,406

Capital Markets - 1.5%
Credit Suisse Group Funding Guernsey, Ltd. 3.17% (A), 04/16/2021 (B)	694,000	721,450
Goldman Sachs Capital II 4.00% (A), 12/01/2016 (C)	23,000	18,918
Goldman Sachs Capital III 4.00% (A), 12/01/2016 (C)	118,000	95,758

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Goldman Sachs Group, Inc.
2.24% (A), 11/15/2021	$ 648,000	$ 647,293
2.64% (A), 10/28/2027, MTN	150,000	150,277
Morgan Stanley
2.83% (A), 04/25/2023, MTN	201,000	207,030
2.84% (A), 06/09/2023, MTN	442,000	443,105
State Street Capital Trust IV 1.85% (A), 06/01/2077	534,000	459,240

		2,743,071

Commercial Services & Supplies - 0.1%
Pitney Bowes, Inc. 3.38%, 10/01/2021	187,000	186,489

Construction & Engineering - 0.1%
Valmont Industries, Inc. 5.25%, 10/01/2054	180,000	164,471

Electric Utilities - 0.1%
WEC Energy Group, Inc. 6.25% (A), 05/15/2067	212,000	185,500

Equity Real Estate Investment Trusts - 0.1%
Columbia Property Trust Operating Partnership, LP 3.65%, 08/15/2026	71,000	70,522
Liberty Property, LP 3.25%, 10/01/2026	48,000	47,659

		118,181

Insurance - 1.9%
Catlin Insurance Co., Ltd. 7.25% (A), 01/19/2017 (B) (C)	1,000,000	805,000
Genworth Holdings, Inc. 6.15% (A), 11/15/2066	1,200,000	573,000
Prudential Financial, Inc. 8.88% (A), 06/15/2068	217,000	239,785
XLIT, Ltd. 6.50% (A), 04/15/2017 (C)	2,350,000	1,802,156

		3,419,941

Metals & Mining - 1.6%
Alcoa Nederland Holding BV 6.75%, 09/30/2024 (B)	217,000	224,595
Glencore Finance Canada, Ltd. 2.70%, 10/25/2017 (B)	223,000	223,803
Glencore Funding LLC 4.00%, 04/16/2025 (B)	218,000	214,730
Goldcorp, Inc. 2.13%, 03/15/2018	869,000	870,926
Newcrest Finance Pty, Ltd.
4.20%, 10/01/2022 (B)	712,000	739,179
5.75%, 11/15/2041 (B)	430,000	435,312
Vale Overseas, Ltd. 6.25%, 08/10/2026	212,000	227,370

		2,935,915

Oil, Gas & Consumable Fuels - 1.1%
Anadarko Petroleum Corp. 4.85%, 03/15/2021	473,000	513,500
BP Capital Markets PLC 1.72% (A), 09/16/2021	424,000	425,743

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Inflation Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
EnLink Midstream Partners, LP 4.85%, 07/15/2026	$ 468,000	$ 476,717
Hess Corp. 4.30%, 04/01/2027	103,000	102,538
Phillips 66 Partners, LP 3.55%, 10/01/2026	430,000	428,418

		1,946,916

Total Corporate Debt Securities (Cost $20,006,592)		18,857,890

FOREIGN GOVERNMENT OBLIGATIONS - 15.4%
Australia - 0.9%
Australia Government Bond 1.00%, 11/21/2018 (G)	AUD 2,000,000	1,616,989

Brazil - 0.3%
Brazil Notas do Tesouro Nacional 10.00%, 01/01/2019	BRL 2,000,000	610,656

France - 2.7%
France Republic Government Bond OAT
0.10%, 03/01/2025 (G)	EUR 2,215,554	2,625,421
2.25%, 07/25/2020 (G)	1,829,355	2,285,383

		4,910,804

Italy - 2.4%
Italy Buoni Poliennali del Tesoro
0.10%, 05/15/2022 (G)	1,511,280	1,654,993
2.10%, 09/15/2021 (G)	2,176,448	2,642,471

		4,297,464

Mexico - 1.7%
Mexico Udibonos
Series S,
2.50%, 12/10/2020	MXN 15,052,648	797,111
4.50%, 12/04/2025	38,455,669	2,298,469

		3,095,580

New Zealand - 0.8%
New Zealand Government Bond 2.00%, 09/20/2025 (G)	NZD 2,000,000	1,536,478

Spain - 1.3%
Spain Government Inflation-Linked Bond 0.55%, 11/30/2019 (G)	EUR 2,001,580	2,282,708

United Kingdom - 5.3%
U.K. Gilt Inflation-Linked 0.13%, 03/22/2024 - 03/22/2044 (G)	GBP 5,593,866	9,637,585

Total Foreign Government Obligations (Cost $29,803,730)		27,988,264

MORTGAGE-BACKED SECURITIES - 1.8%
COMM Mortgage Trust Series 2015-CR24, Class A2, 3.02%, 08/10/2048	$ 89,445	93,191
CSAIL Commercial Mortgage Trust Series 2015-C1, Class A2, 2.97%, 04/15/2050	53,400	55,461

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Corp. II Series 2015-GC30, Class A2, 2.73%, 05/10/2050	$ 100,125	$ 102,839
GS Mortgage Securities Trust Series 2014-GSFL, Class B, 2.28% (A), 07/15/2031 (B)	3,000,000	2,971,155

Total Mortgage-Backed Securities (Cost $3,249,779)		3,222,646

U.S. GOVERNMENT AGENCY OBLIGATIONS - 2.7%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
2.18% (A), 04/25/2024	2,919,369	2,936,358
2.73% (A), 02/25/2024	1,500,000	1,533,108
Federal National Mortgage Association Connecticut Avenue Securities 2.53% (A), 10/25/2023	373,533	376,787

Total U.S. Government Agency Obligations (Cost $4,836,377)		4,846,253

U.S. GOVERNMENT OBLIGATIONS - 66.5%
U.S. Treasury Inflation-Protected Securities - 66.5%
U.S. Treasury Inflation-Indexed Bond
0.75%, 02/15/2045	5,567,503	5,593,314
1.00%, 02/15/2046	2,201,674	2,371,850
1.38%, 02/15/2044	1,216,324	1,408,877
1.75%, 01/15/2028	716,226	830,954
2.38%, 01/15/2025	5,712,686	6,763,718
3.38%, 04/15/2032	4,753,151	6,888,309
3.88%, 04/15/2029	6,399,382	9,115,101
U.S. Treasury Inflation-Indexed Note
0.13%, 04/15/2017 - 07/15/2026	59,047,945	59,911,099
0.25%, 01/15/2025	3,518,336	3,564,915
0.38%, 07/15/2025	711,333	730,194
0.63%, 07/15/2021 - 01/15/2026	5,691,808	5,948,038
1.13%, 01/15/2021	11,122,302	11,820,137
1.25%, 07/15/2020	3,985,671	4,255,736
1.38%, 07/15/2018	1,390,528	1,447,000

Total U.S. Government Obligations (Cost $117,805,510)		120,649,242

	Shares	Value
PREFERRED STOCKS - 0.6%
Banks - 0.0% (H)
Santander Finance Preferred SAU 4.00% (A)	2,750	65,890

Consumer Finance - 0.5%
Navient Corp.
2.84% (A)	8,200	204,590
2.89% (A)	32,242	794,765

		999,355

Insurance - 0.1%
Prudential Financial, Inc. 3.24% (A)	4,655	123,823

Total Preferred Stocks (Cost $1,151,511)		1,189,068

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Inflation Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.0% (H)
U.S. Treasury Bill
0.05% (I), 11/17/2016	$ 25,000	$ 24,998
0.09% (I), 11/25/2016	25,000	24,997

Total Short-Term U.S. Government Obligations (Cost $49,992)		49,995

	Shares	Value
SECURITIES LENDING COLLATERAL - 0.3%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.27% (I)	498,713	498,713

Total Securities Lending Collateral (Cost $498,713)		498,713

Principal	Value
REPURCHASE AGREEMENT - 1.9%

State Street Bank & Trust Co.
0.03% (I), dated 10/31/2016, to be repurchased at $3,448,837 on 11/01/2016. Collateralized by a U.S. Government Agency Obligation, 0.88%, due 02/22/2017, and with a value of $3,518,144.

$ 3,448,834	$ 3,448,834

Total Repurchase Agreement (Cost $3,448,834)	3,448,834

Total Investments (Cost $181,046,613) (J)	180,945,363
Net Other Assets (Liabilities) - 0.3%	456,924

Net Assets - 100.0%	$ 181,402,287

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
GSC	11/17/2016	USD	4,420,790	EUR	4,000,000	$26,816	$—
GSC	11/29/2016	USD	2,380,391	EUR	2,167,386	—	(1,623)
JPMS	11/07/2016	USD	1,888,999	GBP	1,479,906	77,357	—
JPMS	11/17/2016	USD	4,277,400	EUR	3,875,855	19,799	—
JPMS	11/29/2016	USD	1,651,331	EUR	1,503,375	—	(917)
JPMS	11/29/2016	USD	2,450,358	GBP	2,000,000	984	—

Total						$124,956	$(2,540)

SECURITY VALUATION:

Valuation Inputs (K)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Security	$—	$194,458	$—	$194,458
Corporate Debt Securities	—	18,857,890	—	18,857,890
Foreign Government Obligations	—	27,988,264	—	27,988,264
Mortgage-Backed Securities	—	3,222,646	—	3,222,646
U.S. Government Agency Obligations	—	4,846,253	—	4,846,253
U.S. Government Obligations	—	120,649,242	—	120,649,242
Preferred Stocks	1,189,068	—	—	1,189,068
Short-Term U.S. Government Obligations	—	49,995	—	49,995
Securities Lending Collateral	498,713	—	—	498,713
Repurchase Agreement	—	3,448,834	—	3,448,834

Total Investments	$1,687,781	$179,257,582	$—	$180,945,363

Other Financial Instruments
Forward Foreign Currency Contracts (L)	$—	$124,956	$—	$124,956

Total Other Financial Instruments	$—	$124,956	$—	$124,956

LIABILITIES
Other Financial Instruments
Forward Foreign Currency Contracts (L)	$—	$(2,540)	$—	$(2,540)

Total Other Financial Instruments	$—	$(2,540)	$—	$(2,540)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Inflation Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of October 31, 2016.
(B)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, the total value of 144A securities is $7,651,172, representing 4.2% of the Fund’s net assets.
(C)	Perpetual maturity. The date displayed is the next call date.
(D)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2016, total value of securities is $1,323,750, representing 0.7% of the Fund’s net assets.
(E)	Security on a when-issued, delayed-delivery, or forward commitment basis. Security to be settled and delivered after October 31, 2016.
(F)	All or a portion of the security is on loan. The value of the security on loan is $488,700. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(G)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2016, the total value of Regulation S securities is $24,282,028, representing 13.4% of the Fund’s net assets.
(H)	Percentage rounds to less than 0.1% or (0.1)%.
(I)	Rates disclosed reflect the yields at October 31, 2016.
(J)	Aggregate cost for federal income tax purposes is $181,190,359. Aggregate gross unrealized appreciation and depreciation for all securities is $3,478,280 and $3,723,276, respectively. Net unrealized depreciation for tax purposes is $244,996.
(K)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(L)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
EUR	Euro
GBP	Pound Sterling
MXN	Mexican Peso
NZD	New Zealand Dollar
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

GSC	Goldman Sachs & Co.
JPMS	JPMorgan Securities LLC

PORTFOLIO ABBREVIATION:

MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Intermediate Muni

(formerly, Transamerica Enhanced Muni)

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS - 95.4%
Alabama - 0.5%
Alabama Federal AID Highway Finance Authority, Revenue Bonds 5.00%, 09/01/2017	$ 320,000	$ 331,155
Alabama State University, Revenue Bonds AGC, 4.25%, 05/01/2021	25,000	26,309
County of Jefferson, Revenue Bonds
Series A, AGM-CR,
5.25%, 01/01/2023	300,000	301,653
5.50%, 01/01/2022	85,000	85,468
Industrial Development Board of the City of Mobile, Revenue Bonds 1.63% (A), 07/15/2034	2,225,000	2,240,753
Jasper Water Works & Sewer Board, Inc., Revenue Bonds 5.00%, 06/01/2022 - 06/01/2024	960,000	1,102,911
Marshall County Board of Education, Special Tax AGM, 4.00%, 03/01/2031 - 03/01/2033	1,385,000	1,507,538
Tuscaloosa Public Educational Building Authority, Revenue Bonds Series A, BAM, 5.00%, 07/01/2017	1,125,000	1,155,578
University of Alabama Hospital Revenue, Revenue Bonds Series A, AMBAC, 5.00%, 09/01/2036	25,000	25,068

		6,776,433

Alaska - 0.1%
Alaska Housing Finance Corp., Revenue Bonds Series D, 5.00%, 12/01/2025	250,000	307,182
Alaska Industrial Development & Export Authority, Revenue Bonds 5.00%, 04/01/2022	500,000	586,240
City of Valdez, Revenue Bonds Series C, 5.00%, 01/01/2021	50,000	56,609
North Slope Borough Service Area 10, Revenue Bonds 5.00%, 06/30/2022	535,000	617,385
State of Alaska International Airports System, Revenue Bonds Series A, 5.00%, 10/01/2031	65,000	77,172

		1,644,588

Arizona - 1.5%
Arizona Board of Regents, Certificate of Participation Series A, 5.00%, 06/01/2019	150,000	164,556
Arizona Health Facilities Authority, Revenue Bonds Series D, 5.00%, 01/01/2017	75,000	75,535
BluePath Trust, Revenue Bonds 2.75%, 09/01/2026 (B) (C)	5,900,000	5,784,714

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Arizona (continued)
City of Goodyear Water & Sewer Revenue, Revenue Bonds AGM, 4.00%, 07/01/2026 - 07/01/2027	$ 235,000	$ 267,781
City of Tucson, Certificate of Participation AGM, 3.00%, 07/01/2029	1,000,000	1,008,790
County of Pima, Certificate of Participation 5.00%, 12/01/2026	35,000	41,614
County of Pima Sewer System Revenue, Revenue Bonds Series A, 5.00%, 07/01/2019	25,000	27,618
County of Santa Cruz, Revenue Bonds AGM, 4.00%, 07/01/2026 - 07/01/2027	735,000	851,243
Industrial Development Authority of the City of Phoenix, Revenue Bonds
2.95%, 07/01/2026	2,950,000	2,970,178
3.88%, 07/01/2021 (B) (C)	200,000	200,030
5.00%, 07/01/2036	1,625,000	1,818,684
7.63%, 07/01/2044 (B)	100,000	110,868
Industrial Development Authority of the County of Pima, Revenue Bonds Series R, 2.88%, 07/01/2021	390,000	391,178
La Paz County Industrial Development Authority, Revenue Bonds Series A, 5.00%, 02/15/2021 - 02/15/2036 (B)	3,885,000	4,329,103
Maricopa County Elementary School District No. 25, General Obligation Unlimited Series A, BAM, 4.00%, 07/01/2024	135,000	156,284
Maricopa County Industrial Development Authority, Revenue Bonds
2.63%, 07/01/2021	750,000	749,985
Series A,
5.00%, 01/01/2034	675,000	755,905
Maricopa County Unified School District No. 48, General Obligation Limited 1.75%, 07/01/2017	100,000	100,710
Maricopa County Unified School District No. 89, General Obligation Limited 5.00%, 07/01/2023	40,000	48,300
Pinal County Electrical District No. 4, Revenue Bonds AGM, 5.00%, 12/01/2022 - 12/01/2025	480,000	576,514
State of Arizona, Certificate of Participation Series B, AGM, 5.00%, 10/01/2017	390,000	404,984
Yavapai County Elementary School District No. 6, General Obligation Unlimited Series A, BAM, 4.00%, 07/01/2026	410,000	476,190

		21,310,764

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Intermediate Muni

(formerly, Transamerica Enhanced Muni)

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Arkansas - 0.0% (D)
Arkansas Development Finance Authority, Revenue Bonds AMBAC, Zero Coupon, 07/01/2026	$ 305,000	$ 243,814
City of Maumelle, General Obligation Limited 2.00%, 03/01/2017	100,000	100,416

		344,230

California - 11.6%
Acalanes Union High School District, General Obligation Unlimited Series C, Zero Coupon, 08/01/2026	235,000	183,006
Alameda Corridor Transportation Authority, Revenue Bonds
Series B, AGM,
3.13%, 10/01/2036	1,800,000	1,749,114
4.00%, 10/01/2035	1,000,000	1,091,490
5.00%, 10/01/2036	250,000	295,667
Avalon Community Improvement Agency Successor Agency, Tax Allocation Series A, AGM, 5.00%, 09/01/2024 - 09/01/2026	2,160,000	2,670,314
Baldwin Park/Monrovia School Facilities Grant Financing Authority, Revenue Bonds
AGM,
2.50%, 10/01/2025 - 10/01/2026	340,000	352,855
3.00%, 10/01/2029 - 10/01/2034	1,000,000	983,354
3.13%, 10/01/2036	100,000	95,959
4.00%, 10/01/2027 - 10/01/2028	385,000	438,477
Brisbane/Guadalupe Valley Municipal Improvement District Financing Authority, Revenue Bonds 5.00%, 09/01/2025	140,000	174,601
Calexico Financing Authority, Revenue Bonds AGM, 4.00%, 04/01/2024	715,000	829,672
California City Redevelopment Agency Successor Agency, Tax Allocation AGM, 3.25%, 09/01/2026	130,000	139,874
California Community College Financing Authority, Revenue Bonds
Series A, BAM,
2.38%, 06/01/2030	210,000	202,314
2.50%, 06/01/2031	220,000	211,499
California Health Facilities Financing Authority, Revenue Bonds
Series A,
4.00%, 10/01/2034 - 10/01/2036	10,460,000	11,203,372
Series B,
5.00%, 11/15/2031	500,000	611,860
Series D,
5.00%, 08/15/2022	25,000	29,805

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
California Municipal Finance Authority, Revenue Bonds
4.00%, 07/01/2019 (B) (C)	$ 345,000	$ 359,894
4.38%, 07/01/2025 (B) (C)	750,000	815,917
Series A,
3.50%, 10/01/2020	330,000	335,171
California School Finance Authority, Revenue Bonds
Series A,
3.00%, 07/01/2017 - 07/01/2018 (B)	1,400,000	1,424,313
4.00%, 08/01/2025 (B)	450,000	487,273
California State Public Works Board, Revenue Bonds Series F, 5.00%, 09/01/2017	100,000	103,523
California State University, Revenue Bonds Series A, 4.00%, 11/01/2034	500,000	552,820
California Statewide Communities Development Authority, Revenue Bonds
1.90% (A), 04/01/2028	75,000	76,363
AGM,
5.00%, 10/01/2026	520,000	631,036
Series A,
3.00%, 08/15/2036	250,000	233,612
5.00%, 12/01/2025 - 12/01/2029 (B)	775,000	905,319
Series B,
5.00%, 07/01/2030	445,000	524,504
Series E-2,
5.00% (A), 04/01/2044	225,000	229,696
Chula Vista Redevelopment Agency Successor Agency, Tax Allocation
AGM,
3.00%, 10/01/2036	150,000	143,254
4.00%, 10/01/2035	1,235,000	1,347,990
City of Escondido, Special Tax Series E, BAM, 5.00%, 09/01/2027	620,000	758,843
City of Lathrop, Special Assessment
3.00%, 09/02/2020	140,000	146,243
4.00%, 09/02/2021 - 09/02/2022	315,000	347,611
City of San Buenaventura Wastewater Revenue, Revenue Bonds Series B, 4.00%, 01/01/2023	40,000	45,038
City of Visalia, Certificate of Participation AGM, 5.00%, 12/01/2024	360,000	447,210
Coachella Redevelopment Agency Successor Agency, Tax Allocation
AGM,
5.00%, 09/01/2026	70,000	85,135
Series A, AGM,
4.00%, 09/01/2031 - 09/01/2032	1,210,000	1,342,384
5.00%, 09/01/2029 - 09/01/2030	2,170,000	2,646,302

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Intermediate Muni

(formerly, Transamerica Enhanced Muni)

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
Colton Joint Unified School District, General Obligation Unlimited
BAM,
4.00%, 02/01/2033 - 02/01/2034	$ 1,055,000	$ 1,153,150
5.00%, 02/01/2029 - 02/01/2030	650,000	788,710
Compton Community College District, General Obligation Unlimited BAM, 5.00%, 07/01/2024	605,000	746,957
County of El Dorado, Special Tax
BAM,
3.00%, 09/01/2025 - 09/01/2026	1,195,000	1,279,518
3.13%, 09/01/2027	880,000	934,278
5.00%, 09/01/2021 - 09/01/2024	3,160,000	3,814,131
County of Santa Cruz, Certificate of Participation
4.00%, 08/01/2032 - 08/01/2033	760,000	833,625
AGM,
3.00%, 08/01/2036	1,325,000	1,250,999
Coyote Canyon Public Facilities Community Facilities District No. 2004-1, Special Tax Series A, AGM, 4.00%, 09/01/2029 - 09/01/2030	860,000	957,841
Davis Joint Unified School District, Certificate of Participation BAM, 4.00%, 08/01/2024	95,000	110,576
Dinuba Financing Authority, Revenue Bonds Series A, AGM, 3.00%, 09/01/2038	1,280,000	1,214,797
Dry Creek Joint Elementary School District, Special Tax AGM, 5.00%, 09/01/2024	190,000	235,167
Elk Grove Unified School District, Certificate of Participation BAM, 5.00%, 02/01/2027 - 02/01/2030	7,035,000	8,594,933
Etiwanda School District, Special Tax
2.00%, 09/01/2018 - 09/01/2020	100,000	102,120
3.00%, 09/01/2021 - 09/01/2022	185,000	191,208
3.50%, 09/01/2023	75,000	77,583
Fairfield-Suisun Unified School District Financing Corp., Special Tax
BAM,
2.00%, 08/15/2018 - 08/15/2020	6,035,000	6,131,820
2.25%, 08/15/2021 - 08/15/2023	6,945,000	7,047,746
Fontana Unified School District, General Obligation Unlimited 4.00%, 08/01/2024	150,000	169,911
Gilroy Public Facilities Financing Authority, Revenue Bonds 4.00%, 11/01/2016	70,000	70,000

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
Gilroy Unified School District, Certificate of Participation BAM, 4.00%, 04/01/2032	$ 850,000	$ 934,643
Golden State Tobacco Securitization Corp., Revenue Bonds
Series A,
3.00%, 06/01/2017	50,000	50,657
Series A-1,
4.50%, 06/01/2017 - 06/01/2027	6,480,000	6,495,050
Grant Joint Union High School District, General Obligation Unlimited AGM, 4.38%, 08/01/2031	200,000	200,416
Hacienda La Puente Unified School District, Certificate of Participation AGM, 5.00%, 06/01/2024	250,000	309,867
Hesperia Unified School District, Certificate of Participation BAM, 3.00%, 02/01/2033	375,000	375,352
Imperial Irrigation District Electric System Revenue, Revenue Bonds 4.25%, 11/01/2016	100,000	100,000
Kern Community College District, Certificate of Participation BAM, 5.00%, 06/01/2027	1,020,000	1,267,636
La Quinta Redevelopment Agency Successor Agency, Tax Allocation Series A, 5.00%, 09/01/2021	35,000	41,059
Lancaster Redevelopment Agency Successor Agency, Tax Allocation
Series A,
2.38%, 08/01/2028	3,210,000	3,131,483
5.00%, 08/01/2029	335,000	408,382
Series B, AGM,
2.38%, 02/01/2029	955,000	914,565
Los Angeles County Redevelopment Refunding Authority Redevelopment Agency Successor Agency, Tax Allocation Series E, AGM, 5.00%, 12/01/2022	50,000	60,189
Los Angeles Unified School District, General Obligation Unlimited Series D, 4.00%, 07/01/2017	50,000	51,109
Lynwood Unified School District, General Obligation Unlimited Series C, AGM, 3.00%, 08/01/2036	300,000	295,584
Menifee Union School District Public Financing Authority, Special Tax
Series A,
4.00%, 09/01/2019	480,000	514,075
5.00%, 09/01/2023	425,000	507,140

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Intermediate Muni

(formerly, Transamerica Enhanced Muni)

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
Menifee Union School District Public Financing Authority, Special Tax (continued)
Series A, BAM,
3.00%, 09/01/2031	$ 265,000	$ 267,133
5.00%, 09/01/2029 - 09/01/2034	2,565,000	3,038,439
Metropolitan Water District of Southern California, Revenue Bonds Series G-2, 3.00% (A), 07/01/2037	100,000	101,530
Municipal Improvement Corp. of Los Angeles, Revenue Bonds Series B, 3.50%, 05/01/2017	100,000	101,431
Oakdale Public Financing Authority, Special Tax
2.38%, 09/01/2021	240,000	244,896
2.63%, 09/01/2022	110,000	113,185
3.00%, 09/01/2023 - 09/01/2024	415,000	435,100
Oakland Joint Powers Financing Authority, Revenue Bonds Series A-1, AGC, 5.25%, 01/01/2017	300,000	302,250
Oxnard Union High School District, General Obligation Unlimited 4.00%, 08/01/2020	25,000	27,663
Panama-Buena Vista Union School District, Certificate of Participation
BAM,
4.00%, 09/01/2018	425,000	448,392
5.00%, 09/01/2024	265,000	327,996
Peralta Community College District, General Obligation Unlimited Series D, 3.50%, 08/01/2032 - 08/01/2034	6,455,000	6,803,360
Pittsburg Successor Agency Redevelopment Agency, Tax Allocation Series A, AGM, 5.00%, 09/01/2022	425,000	508,653
Pittsburg Unified School District, General Obligation Unlimited 4.00%, 08/01/2034 - 08/01/2035	5,960,000	6,605,674
Placerville Union School District, General Obligation Unlimited BAM, 3.00%, 08/01/2033 - 08/01/2034	250,000	245,689
Ramona Unified School District Community Facilities District No. 92-1, Certificate of Participation BAM, 4.00%, 05/01/2027	175,000	199,838
Rio Elementary School District Community Facilities District, Special Tax BAM, 5.00%, 09/01/2029 - 09/01/2034	3,000,000	3,598,755
Riverside County Redevelopment Successor Agency, Tax Allocation Series C, AGM, 5.00%, 10/01/2022	415,000	498,303

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
Riverside Redevelopment Agency Successor Agency, Tax Allocation Series A, 5.00%, 09/01/2020 - 09/01/2026	$ 245,000	$ 292,207
Roseville Joint Union High School District, General Obligation Unlimited Series B, Zero Coupon, 08/01/2030 - 08/01/2034	1,995,000	1,149,573
Sacramento Area Flood Control Agency, Special Assessment BAM, 5.00%, 12/01/2037	850,000	881,076
Sacramento City Financing Authority, Revenue Bonds 3.00%, 12/01/2017	250,000	255,897
San Bernardino City Unified School District, General Obligation Unlimited AGM, 3.00%, 08/01/2017	150,000	152,527
San Bernardino County Redevelopment Agency Successor Agency, Tax Allocation Series B, AGM, 5.00%, 09/01/2025 - 09/01/2028	1,235,000	1,517,896
San Diego Public Facilities Financing Authority, Revenue Bonds 5.00%, 10/15/2026 - 10/15/2027	810,000	1,002,096
San Francisco City & County Redevelopment Agency, Tax Allocation 4.00%, 08/01/2017	100,000	102,382
San Gorgonio Memorial Health Care District, General Obligation Unlimited 5.00%, 08/01/2024	135,000	165,413
San Leandro Redevelopment Agency Successor Agency, Tax Allocation 5.00%, 09/01/2027	310,000	378,200
San Marcos Redevelopment Agency Successor Agency, Tax Allocation Series A, 5.00%, 10/01/2024	35,000	43,579
Santa Rosa Redevelopment Agency Successor Agency, Tax Allocation Series A, BAM, 5.00%, 08/01/2028	2,000,000	2,419,680
Snowline Joint Unified School District, Special Tax Series A, 3.00%, 09/01/2021 - 09/01/2022	535,000	569,867
South Tahoe Redevelopment Agency, Special Tax 3.38%, 10/01/2021	110,000	113,434
State of California, General Obligation Unlimited 5.00%, 09/01/2029	12,580,000	15,536,929
State of California Department of Veterans Affairs, Revenue Bonds
Series B,
3.00%, 12/01/2031	6,500,000	6,505,265
3.25%, 12/01/2036	6,900,000	6,841,005

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Intermediate Muni

(formerly, Transamerica Enhanced Muni)

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
Stockton Public Financing Authority, Revenue Bonds
BAM,
5.00%, 09/01/2019	$ 230,000	$ 255,201
Series A, NATL,
5.00%, 10/01/2031	20,000	20,061
Stockton Public Financing Authority, Special Tax Series A, BAM, 4.00%, 09/02/2030	1,310,000	1,455,017
Stockton Unified School District, General Obligation Unlimited
AGM,
5.00%, 07/01/2021	75,000	87,524
Series A, BAM,
5.00%, 08/01/2024	100,000	123,864
Successor Agency to the Upland Community Redevelopment Agency, Tax Allocation AGM, 5.00%, 09/01/2022	50,000	59,842
Sutter Union High School District, General Obligation Unlimited BAM, Zero Coupon, 08/01/2027 - 08/01/2028	400,000	290,908
Twin Rivers Unified School District, Certificate of Participation AGM, 3.20% (A), 06/01/2027	145,000	145,225
Vacaville Redevelopment Agency Successor Agency, Tax Allocation Series A, AGM, 2.75%, 09/01/2031	290,000	284,264
Vacaville Unified School District, Certificate of Participation
AGM,
3.00%, 12/01/2022	155,000	168,821
4.00%, 12/01/2023 - 12/01/2025	865,000	1,010,389
Vallejo City Unified School District, Special Tax AGM, 5.00%, 09/01/2019	100,000	100,332
Victor Valley Union High School District, Certificate of Participation
Series A, BAM,
2.00%, 11/15/2024 - 11/15/2025	1,005,000	1,007,723
2.13%, 11/15/2026	850,000	848,096
2.38%, 11/15/2027	955,000	960,052
Victor Valley Union High School District, General Obligation Unlimited
Series B, AGM,
2.50%, 08/01/2031	335,000	315,476
4.00%, 08/01/2032	620,000	680,301
Washington Township Health Care District, General Obligation Unlimited Series DT, 4.00%, 08/01/2032 - 08/01/2036	2,425,000	2,639,650

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
Washington Unified School District, General Obligation Unlimited AGM, 4.00%, 08/01/2024	$ 110,000	$ 128,036
West Hill Community College District, General Obligation Unlimited Series C, BAM, 5.00%, 08/01/2021 - 08/01/2026	810,000	992,218
Whittier Union High School District, General Obligation Unlimited Zero Coupon, 08/01/2026 - 08/01/2028 (E)	12,465,000	9,188,840

		169,172,114

Colorado - 1.3%
Beacon Point Metropolitan District, General Obligation Unlimited AGM, 4.00%, 12/01/2021	70,000	77,102
City of Arvada, Certificate of Participation 4.00%, 12/01/2030 - 12/01/2034	3,015,000	3,352,624
City of Westminster, Certificate of Participation Series B, 1.54%, 12/01/2017	105,000	105,249
Colorado Educational & Cultural Facilities Authority, Revenue Bonds
3.00%, 07/01/2017	100,000	101,191
3.25%, 06/15/2036	515,000	501,311
4.00%, 07/01/2018 - 08/01/2026	1,500,000	1,645,242
5.00%, 06/15/2029 - 08/01/2036	3,750,000	4,312,259
Series A,
3.00%, 12/01/2020	145,000	152,140
5.00%, 12/15/2031	500,000	594,415
Series C,
2.00%, 12/15/2017 (B)	500,000	498,835
Colorado Health Facilities Authority, Revenue Bonds 4.00%, 05/15/2029	2,000,000	2,215,860
Colorado Higher Education, Certificate of Participation Series A, 5.00%, 11/01/2026	50,000	63,447
Douglas County School District No. Re-1 Douglas & Elbert Counties, Certificate of Participation 2.00%, 01/15/2017	210,000	210,494
El Paso County School District No. 49, Certificate of Participation 5.00%, 12/15/2019	1,130,000	1,258,741
Gateway Regional Metropolitan District, General Obligation Limited AGM, 3.00%, 12/01/2032 - 12/01/2036	395,000	388,875
Heather Ridge Metropolitan District No. 1, General Obligation Unlimited AGM, 3.00%, 12/01/2035	350,000	337,141

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Intermediate Muni

(formerly, Transamerica Enhanced Muni)

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Colorado (continued)
Riverdale Dunes Metropolitan District No. 1, General Obligation Unlimited AGM, 3.13%, 12/01/2037	$ 455,000	$ 444,321
SBC Metropolitan District, General Obligation Unlimited AGM, 3.00%, 12/01/2017	255,000	260,197
Solaris Metropolitan District No. 3, General Obligation Limited Series A, 3.75%, 12/01/2026 (F)	640,000	633,888
Southglenn Metropolitan District, General Obligation Limited 3.00%, 12/01/2021 (F)	1,000,000	985,080
Thornton Development Authority, Tax Allocation
4.00%, 12/01/2019	450,000	486,837
5.00%, 12/01/2022	400,000	474,640
VDW Metropolitan District No. 2, General Obligation Limited Series A, AGM, 2.00%, 12/01/2022	60,000	60,225

		19,160,114

Connecticut - 2.2%
City of Hartford, General Obligation Unlimited
Series A, AGM,
5.00%, 07/01/2025 - 07/01/2026	560,000	657,557
Series A, AMBAC,
5.25%, 08/15/2019	55,000	56,958
Series A, BAM,
3.00%, 12/01/2028 - 12/01/2029	1,360,000	1,321,550
4.00%, 12/01/2027	515,000	561,190
5.00%, 12/01/2021 - 12/01/2026	14,385,000	16,903,368
Series A, BAM-TCRS,
5.00%, 04/01/2025	2,100,000	2,342,970
Series B,
2.50%, 07/15/2019	50,000	49,466
Series C, AGM,
5.00%, 07/15/2023	1,400,000	1,627,164
City of New Britain, General Obligation Unlimited
AGM,
5.00%, 04/15/2020	100,000	113,328
Series A, BAM,
5.00%, 03/01/2025	240,000	294,053
City of New Haven, General Obligation Unlimited Series B, BAM, 5.00%, 08/15/2025	595,000	724,692
Connecticut Housing Finance Authority, Revenue Bonds
Series A-1,
3.20%, 11/15/2035	530,000	534,341

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Connecticut (continued)
Connecticut Housing Finance Authority, Revenue Bonds (continued)
Series B1,
2.40%, 11/15/2026	$ 90,000	$ 90,146
2.55%, 05/15/2027	1,255,000	1,270,637
2.60%, 11/15/2027	1,400,000	1,403,234
Series B3,
2.30%, 11/15/2025	190,000	192,077
2.40%, 05/15/2026 - 11/15/2026	655,000	660,030
Series E-2,
2.50%, 11/15/2026	1,000,000	979,930
Connecticut State Health & Educational Facility Authority, Revenue Bonds
Series A,
0.80% (A), 07/01/2048	30,000	30,016
Series B, AGC,
5.50%, 07/01/2032	250,000	250,497
Mohegan Tribe of Indians of Connecticut, Revenue Bonds Series C, 4.75%, 02/01/2020 (B)	1,250,000	1,255,362
State of Connecticut, General Obligation Unlimited
Series A,
4.00%, 05/01/2017	50,000	50,809
Series E,
5.00%, 08/15/2021	25,000	28,969
State of Connecticut Special Tax Revenue, Revenue Bonds Series A, 3.00%, 12/01/2016 - 08/01/2017	200,000	201,872
University of Connecticut, Revenue Bonds Series A, 5.00%, 11/15/2023	25,000	27,822

		31,628,038

Delaware - 0.1%
Delaware State Economic Development Authority, Revenue Bonds
4.63%, 09/01/2034	545,000	581,662
AGM,
5.00%, 10/01/2026	200,000	242,258

		823,920

District of Columbia - 0.1%
District of Columbia, Revenue Bonds
5.00%, 01/01/2017	100,000	100,678
Series B,
4.70% (A), 04/01/2031	100,000	104,822
Series C,
4.00%, 12/01/2021	25,000	28,338
District of Columbia Water & Sewer Authority, Revenue Bonds Series A, 5.00%, 10/01/2023	25,000	30,089
Metropolitan Washington Airports Authority, Revenue Bonds
Series A,
5.00%, 10/01/2020	25,000	28,634

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Intermediate Muni

(formerly, Transamerica Enhanced Muni)

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
District of Columbia (continued)
Metropolitan Washington Airports Authority, Revenue Bonds (continued)
Series C,
5.00%, 10/01/2019	$ 55,000	$ 61,190
Washington Metropolitan Area Transit Authority, Revenue Bonds Series A, 4.00%, 07/01/2017	425,000	434,108

		787,859

Florida - 3.3%
Cape Coral Health Facilities Authority, Revenue Bonds
4.00%, 07/01/2020 (B)	360,000	366,887
4.25%, 07/01/2021 (B)	435,000	446,275
Capital Trust Agency, Inc., Revenue Bonds Series A, 4.50%, 07/01/2034	2,355,000	2,380,151
Citizens Property Insurance Corp., Revenue Bonds Series A-1, AGM, 4.00%, 06/01/2018	135,000	141,866
City of Fernandina Beach Utility System Revenue, Revenue Bonds Series A, 5.00%, 09/01/2019	30,000	33,077
City of Fort Myers, Revenue Bonds 4.00%, 12/01/2029 - 12/01/2034	2,620,000	2,845,102
City of Gulf Breeze, Revenue Bonds Series L, 3.10%, 12/01/2020	100,000	106,415
City of Jacksonville, Revenue Bonds
3.00%, 10/01/2026	2,000,000	2,120,560
4.00%, 10/01/2029	1,015,000	1,140,525
Series C-1,
5.00%, 10/01/2017	100,000	103,813
City of North Port, Special Assessment BAM, 5.00%, 07/01/2020	340,000	383,724
City of Pompano Beach, Revenue Bonds 4.00%, 09/01/2020	315,000	341,202
City of Port St. Lucie, Special Assessment
2.25%, 07/01/2026	515,000	497,155
BAM,
3.00%, 07/01/2041	1,940,000	1,816,131
City of Port St. Lucie Utility System Revenue, Revenue Bonds 5.00%, 09/01/2029	1,300,000	1,586,377
City of Riviera Beach, Revenue Bonds BAM, 3.00%, 10/01/2022	125,000	136,076
City of St. Pete Beach, Revenue Bonds 2.00%, 05/01/2017	100,000	100,541
City of Tampa, Revenue Bonds
5.00%, 07/01/2024 (E)	1,220,000	1,446,847
Series A,
5.00%, 09/01/2019 - 11/15/2025	65,000	73,406

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Florida (continued)
City of Titusville Water & Sewer Revenue, Revenue Bonds AGC, 5.00%, 10/01/2017	$ 100,000	$ 103,668
Collier County School Board, Certificate of Participation AGM, 5.00%, 02/15/2024	50,000	50,618
Columbia County School Board, Certificate of Participation Series A, BAM, 5.00%, 07/01/2026	750,000	900,127
County of Miami-Dade Aviation Revenue, Revenue Bonds 5.00%, 10/01/2029 - 10/01/2030	2,750,000	3,319,675
County of Miami-Dade Transit System, Revenue Bonds 4.00%, 07/01/2017	150,000	153,194
County of Miami-Dade Water & Sewer System Revenue, Revenue Bonds Series B, 5.25%, 10/01/2029	100,000	119,841
Emerald Coast Utilities Authority, Revenue Bonds BAM, 4.00%, 01/01/2017	295,000	296,596
Flagler County School District, Certificate of Participation Series A, AGM, 5.00%, 08/01/2018	25,000	26,677
Florida Department of Environmental Protection, Revenue Bonds
Series A,
4.00%, 07/01/2017	50,000	51,075
5.00%, 07/01/2022	55,000	65,585
Florida Department of Management Services, Certificate of Participation Series A, 5.00%, 08/01/2019	35,000	37,783
Florida Governmental Utility Authority, Revenue Bonds AGM, 4.00%, 10/01/2018	125,000	131,563
Florida Higher Educational Facilities Financial Authority, Revenue Bonds 5.00%, 04/01/2032 - 04/01/2036	3,100,000	3,618,722
Florida Housing Finance Corp., Revenue Bonds
Series 1, GNMA, FNMA, FHLMC,
3.75%, 07/01/2035	2,995,000	3,183,326
Series A, GNMA, FNMA, FHLMC,
2.25%, 07/01/2022	165,000	173,121
Florida Municipal Power Agency, Revenue Bonds Series A, 5.00%, 10/01/2018	25,000	26,869

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Intermediate Muni

(formerly, Transamerica Enhanced Muni)

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Florida (continued)
Greater Orlando Aviation Authority, Revenue Bonds Series A, 3.60%, 10/01/2018	$ 40,000	$ 41,790
Hillsborough County School Board, Certificate of Participation NATL, 4.13%, 07/01/2019	100,000	102,263
Martin County School District, Certificate of Participation Series A, AGM, 5.00%, 07/01/2017	100,000	102,691
Miami-Dade County Expressway Authority, Revenue Bonds
Series A,
5.00%, 07/01/2030	1,000,000	1,209,650
Series A, AGM,
4.00%, 07/01/2018	50,000	52,362
Miami-Dade County Industrial Development Authority, Revenue Bonds
1.50%, 10/01/2018	500,000	503,305
5.00%, 09/15/2034 (C) (F)	130,000	141,167
Northern Palm Beach County Improvement District, Special Assessment AGM, 5.00%, 08/01/2021 - 08/01/2024	1,095,000	1,293,695
Orange County Health Facilities Authority, Revenue Bonds
Series A,
5.00%, 10/01/2033 - 10/01/2034	8,615,000	10,129,484
Series B,
4.00%, 10/01/2045	500,000	519,930
Orange County Housing Finance Authority, Revenue Bonds
Series A, GNMA, FNMA, FHLMC,
1.55%, 03/01/2019	100,000	100,665
1.65%, 09/01/2019	95,000	96,150
Orlando-Orange County Expressway Authority, Revenue Bonds Series B, 5.00%, 07/01/2017	110,000	113,057
School Board of Miami-Dade County, Certificate of Participation Series B, AGC, 4.00%, 05/01/2018	25,000	25,998
South Broward Hospital District, Revenue Bonds 5.00%, 05/01/2017	145,000	148,020
South Florida Water Management District, Certificate of Participation 5.00%, 10/01/2026 - 10/01/2027	350,000	433,514
State of Florida Lottery Revenue, Revenue Bonds Series D, 5.00%, 07/01/2017	150,000	154,322

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Florida (continued)
Sumter County Industrial Development Authority, Revenue Bonds Series A, 5.13%, 07/01/2034	$ 150,000	$ 169,998
Tampa Bay Water, Revenue Bonds
NATL,
5.50%, 10/01/2024	25,000	32,121
Series B,
5.00%, 10/01/2017	110,000	114,282
Tradition Community Development District No. 1, Special Assessment AGM, 4.00%, 05/01/2023	525,000	589,281
Village Community Development District No. 12, Special Assessment 3.25%, 05/01/2026 (E)	2,575,000	2,525,199
Volusia County Educational Facility Authority, Revenue Bonds 5.00%, 06/01/2017	150,000	153,596
Volusia County School Board, Certificate of Participation Series A, BAM, 5.00%, 08/01/2027 - 08/01/2028	780,000	951,407
Walton County District School Board, Certificate of Participation AGM, 5.00%, 07/01/2026	445,000	530,333

		48,558,850

Georgia - 0.4%
Burke County Development Authority, Revenue Bonds 1.38% (A), 10/01/2032	100,000	100,192
City of Atlanta Department of Aviation, Revenue Bonds Series C, 5.00%, 01/01/2017 - 01/01/2020	90,000	95,111
City of Dahlonega Water & Sewer Revenue, Revenue Bonds AGM, 4.00%, 09/01/2021	90,000	100,184
City of East Point, Tax Allocation 3.00%, 08/01/2022	1,000,000	1,022,870
County of Fulton Water & Sewerage Revenue, Revenue Bonds 5.00%, 01/01/2017	65,000	65,469
Georgia Higher Education Facilities Authority, Revenue Bonds Series A, AGC, 5.00%, 06/15/2029	80,000	90,810
Georgia Housing & Finance Authority, Revenue Bonds
Series A-1,
3.20%, 12/01/2036	1,050,000	1,059,072
3.25%, 12/01/2037	1,480,000	1,504,479
Georgia State Road & Tollway Authority, Revenue Bonds Series A, 5.00%, 06/01/2017	375,000	384,277

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Intermediate Muni

(formerly, Transamerica Enhanced Muni)

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Georgia (continued)
Monroe County Development Authority, Revenue Bonds 2.35% (A), 10/01/2048	$ 1,000,000	$ 1,030,210
Municipal Electric Authority of Georgia, Revenue Bonds
Series B,
4.00%, 01/01/2017	100,000	100,553
5.00%, 01/01/2020	75,000	83,953
South Regional Joint Development Authority, Revenue Bonds Series A, 3.00%, 08/01/2017 (E)	200,000	202,882

		5,840,062

Guam - 0.0% (D)
Guam Government Waterworks Authority, Revenue Bonds 4.50%, 07/01/2018	85,000	89,224
Territory of Guam, Revenue Bonds Series C, 5.00%, 11/15/2016	300,000	300,453

		389,677

Idaho - 0.5%
Canyon County School District No. 131, General Obligation Unlimited 3.00%, 08/15/2017	100,000	101,834
County of Nez Perce, Revenue Bonds 2.75%, 10/01/2024 (F)	4,500,000	4,409,640
Idaho Housing & Finance Association, Revenue Bonds
Series A,
4.00%, 07/01/2026 (F)	385,000	407,299
5.00%, 06/01/2035 (C) (F)	495,000	534,377
Series A-1, Class I,
2.75%, 07/01/2031	1,285,000	1,257,553
3.00%, 07/01/2036	1,405,000	1,366,194

		8,076,897

Illinois - 14.1%
Adams County School District No. 172, General Obligation Unlimited
AGM,
3.00%, 02/01/2033	535,000	509,208
3.25%, 02/01/2036	1,045,000	1,012,020
4.00%, 02/01/2032 - 02/01/2035	4,500,000	4,730,880
5.00%, 02/01/2029	1,695,000	1,981,387
Boone & Winnebago Counties Community Unit School District No. 200, General Obligation Unlimited AGM, Zero Coupon, 01/01/2022 - 01/01/2023	3,950,000	3,437,763
Campton Township, General Obligation Unlimited 2.00%, 12/15/2018	50,000	50,519
Carol Stream Park District, General Obligation Unlimited BAM, 5.00%, 01/01/2037	2,400,000	2,712,264

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Central Lake County Joint Action Water Agency, Revenue Bonds 4.00%, 05/01/2019	$ 60,000	$ 64,310
Champaign & Piatt Counties Community Unit School District No. 3, General Obligation Unlimited Series A, AGM, 5.00%, 10/01/2022 - 10/01/2026	5,890,000	6,952,056
Chicago Board of Education, General Obligation Unlimited
Series A, AGM-CR, AMBAC,
5.50%, 12/01/2021	410,000	456,957
Series A, AGM-CR, NATL,
5.25%, 12/01/2021	100,000	110,284
Series D, AGM,
5.00%, 12/01/2022	50,000	51,446
Chicago O’Hare International Airport, Revenue Bonds
Series B,
5.00%, 01/01/2021	150,000	171,844
Series D,
4.00%, 01/01/2035	500,000	534,840
Chicago Park District, General Obligation Limited
Series B,
4.00%, 01/01/2017 - 01/01/2019	365,000	367,764
5.00%, 01/01/2021 - 01/01/2022	220,000	248,849
City of Berwyn, General Obligation Unlimited Series A, AGM, 4.00%, 12/01/2018	250,000	262,910
City of Burbank, General Obligation Unlimited BAM-TCRS, 3.70%, 12/01/2018	500,000	523,595
City of Calumet City, General Obligation Unlimited Series A, BAM, 4.00%, 03/01/2022	1,345,000	1,507,072
City of Chicago, General Obligation Unlimited
Series A, AGM,
4.75%, 01/01/2030	100,000	100,306
5.00%, 01/01/2023 - 01/01/2026	470,000	480,387
5.50%, 01/01/2018	25,000	25,859
Series C,
5.00%, 01/01/2026 - 01/01/2027	3,000,000	3,194,190
City of Chicago, Revenue Bonds AGM, 5.00%, 01/01/2019 - 01/01/2026	425,000	430,375
City of Chicago Motor Fuel Tax Revenue, Revenue Bonds 5.00%, 01/01/2018	200,000	204,892
City of Chicago Wastewater Transmission Revenue, Revenue Bonds
3.00%, 01/01/2017	25,000	25,065
5.00%, 01/01/2018	150,000	155,816
AGM-CR,
3.00%, 01/01/2021	750,000	782,887
5.00%, 01/01/2022 - 01/01/2024	800,000	913,968
BAM-TCRS,
3.00%, 01/01/2021	610,000	636,748

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Intermediate Muni

(formerly, Transamerica Enhanced Muni)

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
City of Chicago Waterworks Revenue, Revenue Bonds
3.00%, 11/01/2019	$ 125,000	$ 129,634
4.00%, 11/01/2023	500,000	544,355
5.00%, 11/01/2021 - 11/01/2028	3,485,000	3,973,205
AGM,
4.25%, 11/01/2018	200,000	211,080
5.00%, 11/01/2016	40,000	40,000
AGM-CR,
5.00%, 11/01/2027	715,000	821,385
Series A, AMBAC,
5.00%, 11/01/2021	50,000	50,173
Series A-1,
5.00%, 11/01/2024	5,000,000	5,900,500
City of Country Club Hills, General Obligation Unlimited BAM, 4.50%, 12/01/2030 - 12/01/2031	1,690,000	1,806,638
City of Evanston, General Obligation Unlimited Series C, 4.00%, 12/01/2018	50,000	52,352
City of Flora, General Obligation Unlimited BAM, 3.50%, 11/01/2022 - 11/01/2024	660,000	709,929
City of Highland, General Obligation Unlimited Series B, 2.00%, 01/01/2017	50,000	50,092
City of Kankakee, General Obligation Unlimited
Series A, AGM,
2.00%, 01/01/2017	100,000	100,165
3.00%, 01/01/2025	95,000	98,987
4.00%, 01/01/2026 - 01/01/2027	1,320,000	1,446,461
City of Loves Park, General Obligation Unlimited AMBAC, 4.05%, 12/15/2018	40,000	40,750
City of Marion, General Obligation Unlimited 2.00%, 11/01/2016	675,000	675,000
City of Monmouth, General Obligation Unlimited Series B, BAM, 3.00%, 12/01/2023 - 12/01/2024	500,000	525,104
City of North Chicago, General Obligation Unlimited
Series A, AGM,
4.00%, 11/01/2020	160,000	175,190
Series B, AGM,
3.00%, 11/01/2017	100,000	101,820
4.00%, 11/01/2023	40,000	45,495
City of Princeton, General Obligation Unlimited Series E, 2.50%, 12/01/2019	40,000	41,331

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
City of Rochelle Electric System Revenue, Revenue Bonds
AGM,
3.00%, 05/01/2019	$ 310,000	$ 322,326
4.00%, 05/01/2021	225,000	247,774
City of Springfield, General Obligation Unlimited 5.00%, 12/01/2017	140,000	145,963
City of Sterling, General Obligation Unlimited 3.00%, 11/01/2018	25,000	25,763
Clinton Bond Fayette Etc. Counties Community College District No. 501, General Obligation Unlimited BAM-TCRS, 4.00%, 12/01/2026 - 12/01/2027	3,955,000	4,247,231
Coles Cumberland Moultrie Etc. Counties Community Unit School District No. 2, Revenue Bonds 3.35%, 12/01/2017	130,000	132,720
Cook & Will Counties Community College District No. 515, General Obligation Limited
2.00%, 12/01/2017 - 12/01/2018	1,415,000	1,421,475
5.00%, 12/01/2024	70,000	82,613
Cook & Will Counties School District No. 194, General Obligation Limited Series B, BAM, 5.00%, 12/01/2029 - 12/01/2033	1,850,000	2,102,297
Cook County Community College District No. 508, General Obligation Unlimited
5.00%, 12/01/2018 - 12/01/2024	2,070,000	2,347,660
BAM-TCRS,
5.25%, 12/01/2027	2,110,000	2,451,145
Cook County Community College District No. 524, General Obligation Unlimited
3.00%, 12/01/2025 - 12/01/2026	6,220,000	6,590,180
Series B, NATL,
4.50%, 12/01/2016	25,000	25,080
5.00%, 12/01/2019	50,000	54,091
Cook County Community High School District No. 228, General Obligation Limited Series B, 5.00%, 12/01/2016	150,000	150,515
Cook County High School District No. 201, General Obligation Limited
Series B, AMBAC,
Zero Coupon, 12/01/2019	100,000	91,301
Series C, AGM,
Zero Coupon, 12/01/2024	100,000	79,084
Cook County High School District No. 205, General Obligation Limited AGC, 5.50%, 12/01/2019	100,000	108,696
Cook County High School District No. 220, General Obligation Limited
AGM-CR,
5.00%, 12/01/2025	700,000	821,289
BAM-TCRS,
5.00%, 12/01/2026	1,545,000	1,802,459

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Intermediate Muni

(formerly, Transamerica Enhanced Muni)

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Cook County Sales Tax Revenue, Revenue Bonds 4.00%, 11/15/2019	$ 300,000	$ 324,993
Cook County School District No. 100, General Obligation Unlimited BAM, 4.00%, 12/01/2021	430,000	479,334
Cook County School District No. 102, Revenue Bonds 2.63%, 01/15/2018	200,000	203,416
Cook County School District No. 109, General Obligation Limited 4.00%, 12/01/2018	180,000	191,129
Cook County School District No. 123, General Obligation Limited Series B, AGM, 4.00%, 12/01/2017	215,000	222,022
Cook County School District No. 149, General Obligation Limited Series A-1, AGM, 4.00%, 12/01/2028	1,180,000	1,270,919
Cook County School District No. 157, General Obligation Unlimited Series A, AGM, Zero Coupon, 11/01/2021 - 11/01/2025	1,450,000	1,211,819
Cook County School District No. 158, General Obligation Limited AGM, 3.00%, 12/01/2021	425,000	449,310
Cook County School District No. 162, General Obligation Limited AGM, 4.00%, 12/01/2027	250,000	257,150
Cook County School District No. 162, General Obligation Unlimited BAM, 4.00%, 12/01/2022	1,055,000	1,171,177
Cook County School District No. 163, General Obligation Limited Series A, AGM, 5.00%, 12/15/2028	70,000	78,061
Cook County School District No. 163, General Obligation Unlimited 5.00%, 01/01/2026	2,000,000	2,006,780
Cook County School District No. 31, General Obligation Limited Series A, 3.00%, 12/01/2021	290,000	310,378
Cook County School District No. 74, General Obligation Limited 2.50%, 12/01/2016	50,000	50,081
Cook County School District No. 81, General Obligation Unlimited AGM, 4.00%, 12/01/2019	500,000	526,980
Cook County School District No. 84.5, General Obligation Limited Series A, AGM, 4.50%, 12/01/2025	410,000	411,025

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Cook County School District No. 87, General Obligation Limited AGM, 4.00%, 12/01/2018	$ 175,000	$ 175,451
Cook County School District No. 99, General Obligation Unlimited Series A, AGC, 5.00%, 12/01/2018	100,000	108,067
County of Cook, General Obligation Unlimited
Series C,
4.25%, 11/15/2019	65,000	69,828
5.00%, 11/15/2020 - 11/15/2021	250,000	272,855
Series D,
5.00%, 11/15/2019	25,000	27,410
County of Winnebago, General Obligation Unlimited Series C, 3.00%, 12/30/2018	50,000	51,756
Decatur Park District, General Obligation Unlimited 2.00%, 12/15/2016	100,000	100,133
DuPage & Will Counties Community School District No. 204, General Obligation Unlimited
Series A,
2.50%, 12/30/2019	30,000	31,256
4.00%, 12/30/2016	220,000	221,162
DuPage County Community High School District No. 99, General Obligation Unlimited 5.00%, 12/01/2018	100,000	107,938
DuPage County High School District No. 88, General Obligation Unlimited AGM, 5.00%, 01/01/2027	25,000	25,164
Fox Valley Park District, General Obligation Unlimited Series B, 3.00%, 12/15/2017	150,000	153,383
Governors State University, Certificate of Participation AGC, 4.50%, 01/01/2019	235,000	244,997
Grundy County School District No. 54, General Obligation Unlimited AGM-CR, 6.00%, 12/01/2024	2,300,000	2,738,748
Henry & Whiteside Counties Community Unit School District No. 228, General Obligation Unlimited
Series A, AGM,
5.00%, 08/15/2028	150,000	175,105
Series B, AGM,
5.00%, 02/15/2023	165,000	192,400
Illinois Finance Authority, Revenue Bonds
5.00%, 08/15/2017 - 03/01/2030	2,025,000	2,244,720
AGM,
Zero Coupon, 01/01/2021	75,000	69,004
4.00%, 12/01/2023	190,000	212,017
5.00%, 12/01/2036	2,000,000	2,269,960

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Intermediate Muni

(formerly, Transamerica Enhanced Muni)

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Illinois Finance Authority, Revenue Bonds (continued)
Series A,
5.00%, 07/01/2020 - 11/15/2037	$ 2,700,000	$ 2,961,096
Series A, AGM,
5.00%, 05/15/2019	60,000	63,350
Series A-1,
5.00% (A), 11/01/2030	110,000	122,909
Series A-2,
5.00% (A), 11/01/2030	150,000	167,974
Series B,
5.00%, 11/01/2019	40,000	44,203
5.50%, 11/01/2020	80,000	90,431
Series C,
5.00%, 05/15/2020 - 08/15/2021	170,000	191,872
Series D,
6.25%, 11/01/2028	105,000	116,058
Series L,
4.00%, 12/01/2018	95,000	100,550
Illinois Housing Development Authority, Revenue Bonds
FNMA,
2.63%, 09/01/2032	1,568,020	1,507,494
Series A-1,
2.60%, 01/01/2022	200,000	206,856
3.00%, 02/01/2022	790,000	837,029
Illinois Municipal Electric Agency, Revenue Bonds
Series A, NATL,
5.25%, 02/01/2028	10,000	10,114
Series A, NATL-IBC, FGIC,
5.00%, 02/01/2035	100,000	101,073
Illinois State Toll Highway Authority, Revenue Bonds
Series A,
5.00%, 12/01/2032	2,000,000	2,367,700
Series B,
5.00%, 12/01/2017	100,000	104,400
Series D,
5.00%, 01/01/2024	45,000	54,843
Iroquois County Community Unit School District No. 124, General Obligation Unlimited AGM, 3.00%, 12/01/2017	140,000	142,747
Joliet Regional Port District, General Obligation Unlimited Series A, AGM, 4.00%, 12/30/2024	250,000	284,232
Kane Cook & DuPage Counties School District No. U-46, General Obligation Limited Series A, 5.00%, 01/01/2033	1,410,000	1,583,811
Kane Cook & DuPage Counties School District No. U-46, General Obligation Unlimited Series D, 5.00%, 01/01/2025 - 01/01/2026	130,000	154,829

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Kane County Forest Preserve District, General Obligation Unlimited 4.00%, 12/15/2016	$ 75,000	$ 75,297
Kane County School District No. 129, General Obligation Unlimited
Series C, BAM-TCRS,
4.00%, 02/01/2022	1,440,000	1,586,837
5.00%, 02/01/2024 - 02/01/2025	5,200,000	6,215,004
Kane Kendall Etc. Counties Community College District No. 516, General Obligation Unlimited Series A, 5.00%, 12/15/2022	100,000	116,886
Kendall Kane & Will Counties Community Unit School District No. 308, General Obligation Unlimited 5.50%, 02/01/2023	300,000	364,980
Knox & Warren Counties Community Unit School District No. 205, General Obligation Unlimited Series B, 3.50%, 01/01/2027	265,000	281,274
Knox County Community Unit School District No. 202, Revenue Bonds 2.50%, 12/01/2016	295,000	295,389
Lake & McHenry Counties Community Unit School District No. 118, General Obligation Unlimited 5.00%, 01/01/2021 - 01/01/2022	185,000	211,773
Lake County Community Unit School District No. 116, General Obligation Limited Series B, 3.00%, 01/15/2023	305,000	325,035
Lake County Special Education District No. 825, Revenue Bonds Series B, 4.00%, 10/01/2018 - 10/01/2019	285,000	301,904
Lincolnshire-Prairie View School District No. 103, Revenue Bonds Series B, 3.00%, 12/01/2018	70,000	72,874
Madison & Jersey Counties Unit School District No. 11, General Obligation Unlimited AGM, 4.00%, 12/01/2023	500,000	517,800
Madison-Macoupin Etc Counties Community College District No. 536, General Obligation Limited AGM, 4.25%, 11/01/2017	50,000	51,579
Madison-Macoupin Etc Counties Community College District No. 536, General Obligation Unlimited 5.00%, 11/01/2018	55,000	59,054
Massac County Hospital District, General Obligation Unlimited AGC, 4.50%, 11/01/2031	250,000	250,000

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Intermediate Muni

(formerly, Transamerica Enhanced Muni)

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
McHenry & Kane Counties Community Consolidated School District No. 158, General Obligation Unlimited AGM-CR, FGIC, Zero Coupon, 01/01/2024	$ 810,000	$ 671,206
McHenry County Community Unit School District No. 12, General Obligation Unlimited
Series A, AGM,
4.25%, 01/01/2029	130,000	137,905
5.00%, 01/01/2023	70,000	80,937
McHenry County Community Unit School District No. 200, General Obligation Unlimited 5.00%, 01/15/2019	65,000	70,534
McHenry County Conservation District, General Obligation Unlimited 5.00%, 02/01/2026	110,000	134,339
McLean & Woodford Counties Community Unit School District No. 5, General Obligation Unlimited AGC, 4.00%, 12/01/2018	70,000	73,896
McLean County Public Building Commission, Revenue Bonds 4.00%, 12/01/2034	1,245,000	1,328,216
Metropolitan Pier & Exposition Authority, Revenue Bonds
Series A, AGM-CR, FGIC,
5.50%, 12/15/2023	55,000	62,864
Series B, NATL,
0.00% (G), 06/15/2023	300,000	343,656
Metropolitan Water Reclamation District of Greater Chicago, General Obligation Limited
Series B,
5.00%, 12/01/2017 - 12/01/2019	85,000	93,017
Series D,
2.00%, 12/01/2016	170,000	170,185
Montgomery Christian & Fayette Counties Community Unit School District No. 22, General Obligation Unlimited
Series A, AGM,
4.00%, 12/01/2029 - 12/01/2032	590,000	660,549
Series B, AGM,
2.80%, 12/01/2028	300,000	306,441
3.30%, 12/01/2035	255,000	260,508
Series C, AGM,
3.00%, 12/01/2031	140,000	141,221
Northeastern Illinois University, Certificate of Participation
AGM,
3.00%, 07/01/2019 - 07/01/2023	3,165,000	3,251,847
4.00%, 07/01/2025	565,000	619,127
Northeastern Illinois University, Revenue Bonds
Series 1, BAM,
3.00%, 07/01/2020	625,000	654,212
4.00%, 07/01/2021 - 07/01/2022	1,315,000	1,450,622

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Northern Illinois University, Certificate of Participation AGM, 5.00%, 09/01/2024	$ 205,000	$ 240,820
Northlake Public Library District, General Obligation Unlimited AGM, 3.00%, 12/01/2021	610,000	659,074
Northwest Water Commission, Revenue Bonds 2.00%, 04/01/2017	110,000	110,552
Peoria Metropolitan Airport Authority, Revenue Bonds 5.60%, 12/01/2022	35,000	38,093
Peoria Public Building Commission, Revenue Bonds Series A, AGC, Zero Coupon, 12/01/2016	100,000	99,894
Pulaski Massac Alexander & Johnson Counties Community Unit School District No. 10, General Obligation Unlimited Series C, MAC, 4.00%, 12/01/2026 - 12/01/2029	675,000	755,187
Railsplitter Tobacco Settlement Authority, Revenue Bonds
5.00%, 06/01/2018 - 06/01/2019	230,000	250,191
5.25%, 06/01/2020 - 06/01/2021	150,000	170,963
5.38%, 06/01/2021	85,000	98,968
6.00%, 06/01/2028	75,000	88,069
6.25%, 06/01/2024	25,000	25,285
Regional Transportation Authority, Revenue Bonds
Series A, AGM,
5.00%, 06/01/2019	895,000	983,775
Series A, NATL,
5.00%, 07/01/2019	75,000	75,254
5.50%, 07/01/2025	65,000	83,080
Rock Island Country Public Building Commission, Revenue Bonds
AGM,
3.00%, 12/01/2020 - 12/01/2021	600,000	627,096
4.00%, 12/01/2023	285,000	317,236
5.00%, 12/01/2024 - 12/01/2031	1,950,000	2,298,039
Rock Island County School District No. 41, General Obligation Unlimited AGM, 4.55%, 12/01/2026	320,000	320,922
Saline County Community Unit School District No. 3, General Obligation Unlimited
Series C, AGM,
2.00%, 12/01/2016 - 12/01/2021	1,120,000	1,135,084
4.00%, 12/01/2031 - 12/01/2032	1,945,000	2,106,918
Sangamon County Community Unit School District No. 5, General Obligation Unlimited Series B, 5.00%, 01/01/2023	150,000	176,266

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Intermediate Muni

(formerly, Transamerica Enhanced Muni)

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Southern Illinois University, Certificate of Participation Series A-1, BAM, 4.00%, 02/15/2026	$ 375,000	$ 406,920
Southern Illinois University, Revenue Bonds
Series A, AGM,
5.50%, 04/01/2023	370,000	446,135
Series B, BAM-TCRS,
5.00%, 04/01/2021	435,000	492,851
Southwestern Illinois Development Authority, Revenue Bonds AGC, 3.80%, 02/01/2019	130,000	136,988
St. Clair County Community Consolidated School District No. 90, General Obligation Unlimited AMBAC, BAM-TCRS, Zero Coupon, 12/01/2020 - 12/01/2023	2,145,000	1,873,934
St. Clair County Community Unit School District No. 9, General Obligation Unlimited BAM, 5.50%, 12/01/2033	35,000	40,837
St. Clair County Township High School District No. 203, General Obligation Unlimited Series A, AMBAC, 5.00%, 12/01/2017	35,000	36,554
State of Illinois, General Obligation Unlimited
4.50%, 04/01/2018	100,000	100,980
5.00%, 02/01/2022	100,000	109,198
AGM,
3.75%, 01/01/2034	3,850,000	3,651,725
5.00%, 01/01/2019	55,000	58,312
Series A,
5.00%, 03/01/2028	705,000	707,383
State of Illinois Unemployment Compensation Trust Fund, Revenue Bonds Series B, 5.00%, 06/15/2017	125,000	126,286
Tazewell County School District No. 51, General Obligation Unlimited NATL, 9.00%, 12/01/2021 - 12/01/2022	1,765,000	2,414,297
University of Illinois, Revenue Bonds
Series A, AMBAC,
5.50%, 04/01/2022	200,000	239,828
Series A, BAM-TCRS,
4.00%, 04/01/2031	1,545,000	1,680,713
Village of Bedford Park, General Obligation Unlimited Series A, AGM, 4.00%, 12/15/2018	100,000	105,728
Village of Bedford Park Water System Revenue, Revenue Bonds Series A, AGM, 4.00%, 12/01/2026	95,000	105,854

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Village of Bellwood, General Obligation Unlimited
AGM,
5.00%, 12/01/2019 - 12/01/2027	$ 510,000	$ 580,530
Series A, AGM,
3.00%, 12/01/2029	250,000	242,010
Series B, AGM,
3.00%, 12/01/2029	940,000	909,958
Village of Broadview, General Obligation Unlimited Series A, BAM, 3.00%, 12/01/2018 - 12/01/2022	785,000	823,892
Village of Brookfield, General Obligation Unlimited AGC, 3.60%, 12/01/2019	75,000	79,111
Village of Crestwood, General Obligation Unlimited
BAM,
4.50%, 12/15/2027 - 12/15/2029	2,830,000	3,042,082
Series B, BAM,
5.00%, 12/15/2028 - 12/15/2035	8,770,000	9,756,438
Village of Dolton, General Obligation Unlimited Series A, AGC, 4.50%, 12/01/2024	300,000	313,857
Village of Franklin Park, General Obligation Unlimited Series A, AGM, 2.00%, 07/01/2017	135,000	135,994
Village of Franklin Park, Revenue Bonds BAM, 5.00%, 04/01/2026	230,000	267,564
Village of Glenview, General Obligation Unlimited Series A, 3.00%, 12/01/2019	25,000	26,417
Village of Lansing, General Obligation Unlimited AGM, 5.00%, 03/01/2023	1,115,000	1,291,471
Village of Lyons, General Obligation Unlimited
Series B, BAM,
5.00%, 12/01/2032	125,000	139,763
Series C, BAM,
3.00%, 12/01/2019 - 12/01/2024	1,040,000	1,092,509
4.00%, 12/01/2022 - 12/01/2023	550,000	616,951
Village of Machesney Park, Revenue Bonds Series B, AGM, 4.38%, 12/01/2019	150,000	157,986
Village of Melrose Park, General Obligation Unlimited AGM, 3.00%, 12/15/2020	500,000	522,140
Village of Mount Prospect, General Obligation Unlimited 3.00%, 12/01/2021	100,000	108,045

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Intermediate Muni

(formerly, Transamerica Enhanced Muni)

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Village of New Lenox, General Obligation Unlimited Series B, 2.00%, 12/15/2016	$ 50,000	$ 50,076
Village of North Riverside, General Obligation Unlimited MAC, 2.00%, 10/01/2017 (E)	120,000	120,710
Village of Oak Park, General Obligation Unlimited Series A, 3.00%, 11/01/2029	920,000	913,845
Village of Pingree Grove Special Service Area No. 2, Special Tax
AGM,
2.00%, 03/01/2020	260,000	259,693
3.00%, 03/01/2018 - 03/01/2019	785,000	801,507
Village of Plainfield, General Obligation Unlimited 3.00%, 12/15/2017	250,000	255,747
Village of South Holland, General Obligation Unlimited Series B, 4.00%, 12/15/2022	105,000	117,899
Warren County Community Unit School District No. 238, General Obligation Unlimited AGM, 4.00%, 12/01/2021	75,000	83,605
Wauconda Special Service Area No.1, Special Tax
Series A, BAM,
2.63%, 03/01/2022	290,000	293,338
3.00%, 03/01/2019	115,000	118,140
5.00%, 03/01/2033	305,000	346,779
Western Illinois Economic Development Authority, Revenue Bonds
3.00%, 06/01/2017	365,000	366,679
4.00%, 06/01/2018 - 06/01/2033	6,570,000	6,732,498
Western Illinois University, Certificate of Participation
AGM,
3.00%, 10/01/2022	3,010,000	3,135,547
5.00%, 10/01/2024	3,330,000	3,948,614
Western Illinois University, Revenue Bonds BAM, 5.00%, 04/01/2020 - 04/01/2024	3,085,000	3,535,341
Will County Community High School District No. 210, General Obligation Unlimited Series A, AGM-CR, 5.00%, 01/01/2027	3,675,000	4,105,563
Will County Community Unit School District No. 201-U, General Obligation Limited Series C, AGM, 5.00%, 01/01/2027	1,175,000	1,399,425

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Will County Community Unit School District No. 201-U, General Obligation Unlimited
Series B, AGM, 5.00%, 01/01/2026	$ 515,000	$ 619,875
Will County School District No. 86, General Obligation Unlimited Series C, AGM-CR, 5.00%, 03/01/2024	8,255,000	9,931,095
Winnebago & Boone Counties School District No. 205, General Obligation Unlimited NATL, 5.00%, 02/01/2017	50,000	50,501

		205,220,720

Indiana - 2.3%
Aurora School Building Corp., Revenue Bonds 5.00%, 07/15/2020	115,000	130,470
City of Evansville, Revenue Bonds Series A, AGM, 5.00%, 02/01/2022 - 02/01/2025	425,000	507,673
City of Indianapolis Thermal Energy System Revenue, Revenue Bonds Series A, 5.00%, 10/01/2028	180,000	214,772
City of Washington Sewage Works Revenue, Revenue Bonds Series A, AGM, 2.00%, 07/01/2017	230,000	231,769
East Chicago Sanitary District, Revenue Bonds 4.00%, 07/15/2029	285,000	308,196
Evansville Redevelopment Authority, Revenue Bonds BAM, 5.00%, 02/01/2027	4,160,000	5,100,659
Evansville Redevelopment District, Tax Allocation 2.00%, 02/01/2017 - 08/01/2017	350,000	351,920
Frankfort High School Elementary School Building Corp., Revenue Bonds 5.00%, 01/15/2026	270,000	334,633
Greater Clark Building Corp., Revenue Bonds 4.00%, 07/15/2029 - 07/15/2032	1,200,000	1,324,640
Greater Clark County School Building Corp., Revenue Bonds Series A, 4.00%, 07/15/2024	135,000	155,496
Hospital Authority of Vigo County, Revenue Bonds 5.75%, 09/01/2042 (B)	625,000	650,812
Indiana Bond Bank, Revenue Bonds Series A, AGM, 5.00%, 08/01/2020	250,000	250,120

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Intermediate Muni

(formerly, Transamerica Enhanced Muni)

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Indiana (continued)
Indiana Finance Authority, Revenue Bonds
3.50%, 10/01/2025	$ 1,110,000	$ 1,164,767
4.00%, 02/01/2021	405,000	438,692
4.25%, 10/01/2034	260,000	272,696
5.00%, 02/01/2022 - 10/01/2036	6,680,000	7,882,766
Series A,
5.00%, 10/01/2017 - 09/15/2028	3,435,000	3,901,337
Indiana Health Facility Financing Authority, Revenue Bonds
1.25% (A), 11/01/2027	4,000,000	3,976,320
5.00%, 11/15/2034	2,000,000	2,368,500
Indiana Housing & Community Development Authority, Revenue Bonds
Series A-1, GNMA, FNMA, FHLMC,
2.85%, 07/01/2031	2,085,000	2,055,372
2.95%, 01/01/2033	780,000	762,271
Indianapolis Local Public Improvement Bond Bank, Revenue Bonds Series B, 3.00%, 02/01/2017	50,000	50,293
Jay Schools Building Corp., Revenue Bonds AGM, 5.00%, 07/15/2017	100,000	100,810
Jennings County School Building Corp., Revenue Bonds 3.00%, 01/15/2020 (C) (F)	345,000	355,912
Kokomo-Center School Building Corp., Revenue Bonds Series A, 4.00%, 07/15/2018	475,000	497,520
Lake County Public Library District, General Obligation Unlimited 4.00%, 08/01/2019	40,000	42,956
Merrillville Redevelopment Authority, Tax Allocation 5.00%, 08/15/2024	350,000	421,148
New Albany Floyd County School Building Corp., Revenue Bonds AGM, 5.25%, 07/15/2018	45,000	47,389
Valparaiso Redevelopment District Special Taxing District, Tax Allocation Series B, 3.00%, 01/15/2017 - 07/15/2017	310,000	312,135

		34,212,044

Iowa - 0.1%
Iowa Higher Education Loan Authority, Revenue Bonds 3.00%, 04/01/2034	360,000	361,159
Iowa State Board of Regents, Revenue Bonds
3.00%, 09/01/2028	900,000	939,312
4.00%, 09/01/2022	50,000	57,116

		1,357,587

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Kansas - 2.2%
Butler County Unified School District No. 490, General Obligation Unlimited Series A, BAM, 3.00%, 09/01/2029	$ 1,000,000	$ 1,025,440
City of Dodge City, Revenue Bonds 3.00%, 07/15/2021	230,000	244,405
County of Clay, General Obligation Unlimited 4.00%, 10/01/2030 - 10/01/2036	700,000	744,140
County of Geary, General Obligation Unlimited 2.00%, 09/01/2017 (E)	150,000	151,424
County of Scott, General Obligation Unlimited
3.00%, 04/01/2021 - 04/01/2024	1,225,000	1,311,925
5.00%, 04/01/2026	770,000	958,219
Douglas County Unified School District No. 491, General Obligation Unlimited
AGM,
2.38%, 09/01/2029	750,000	708,945
2.50%, 09/01/2030	1,525,000	1,441,155
3.00%, 09/01/2033	1,800,000	1,748,808
Johnson & Miami Counties Unified School District No. 230, General Obligation Unlimited 5.00%, 09/01/2027	4,690,000	5,823,479
Johnson County Unified School District No. 231, General Obligation Unlimited Series A, 5.00%, 10/01/2029 - 10/01/2033	3,025,000	3,615,580
Kansas City Kansas Community College, Certificate of Participation 3.00%, 05/15/2017	50,000	50,549
Kansas Development Finance Authority, Revenue Bonds
4.00%, 04/01/2017	100,000	101,334
5.00%, 01/01/2020	90,000	100,966
Series C, BAM,
4.00%, 05/01/2022	340,000	382,041
Series M-1,
5.00%, 11/01/2016	75,000	75,000
Marais Des Cygnes Public Utility Authority, Revenue Bonds
AGM,
3.00%, 12/01/2026 - 12/01/2028	1,980,000	2,060,259
3.13%, 12/01/2033	1,230,000	1,218,709
3.25%, 12/01/2035	1,000,000	992,940
Montgomery County Unified School District No. 446, General Obligation Unlimited BAM, 5.00%, 09/01/2027 - 09/01/2030	5,815,000	7,131,011
Sedgwick County Unified School District No. 262, General Obligation Unlimited 5.00%, 09/01/2034 - 09/01/2035	2,325,000	2,686,487
Washburn University, Revenue Bonds 2.00%, 07/01/2017	115,000	115,869

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Intermediate Muni

(formerly, Transamerica Enhanced Muni)

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Kansas (continued)
Wyandotte County-Kansas City Unified Government Utility System Revenue, Revenue Bonds Series A, 4.00%, 09/01/2017	$ 100,000	$ 102,564

		32,791,249

Kentucky - 4.4%
Boyd County Capital Project Corp., Revenue Bonds 3.00%, 08/01/2025 - 08/01/2027	1,305,000	1,353,247
Bullitt County School District Finance Corp., Revenue Bonds
3.10%, 09/01/2026	65,000	69,817
3.25%, 09/01/2028	545,000	581,232
County of Warren, Revenue Bonds Series B, 4.00%, 04/01/2017	25,000	25,315
Eastern Kentucky University, Revenue Bonds Series A, 4.00%, 04/01/2025	525,000	604,763
Fayette County School District Finance Corp., Revenue Bonds Series B, 4.00%, 05/01/2024	735,000	838,936
Floyd County School District Finance Corp., Revenue Bonds 3.00%, 08/01/2024	1,140,000	1,221,088
Kentucky Asset Liability Commission, Revenue Bonds
NATL,
5.25%, 09/01/2019	150,000	166,677
Series A,
3.25%, 09/01/2024	100,000	109,069
5.00%, 09/01/2017	150,000	155,053
Kentucky Municipal Power Agency, Revenue Bonds Series A, NATL, 5.00%, 09/01/2023 - 09/01/2026	6,170,000	7,355,878
Kentucky Rural Water Finance Corp., Revenue Bonds 2.00%, 02/01/2017	150,000	150,395
Kentucky State Property & Building Commission, Revenue Bonds 3.00%, 05/01/2017 - 10/01/2022	255,000	265,202
Kentucky Turnpike Authority, Revenue Bonds Series A, 5.00%, 07/01/2021	25,000	28,966
Louisville & Jefferson County Visitors and Convention Commission, Revenue Bonds AGM-CR, 4.00%, 06/01/2024 - 06/01/2029	20,060,000	22,736,736
Madison County School District Finance Corp., Revenue Bonds 3.00%, 05/01/2017	360,000	363,838

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Kentucky (continued)
Morehead State University, Revenue Bonds
Series A,
3.00%, 04/01/2027	$ 730,000	$ 771,479
4.00%, 04/01/2030 - 04/01/2032	1,865,000	2,057,396
Nicholas County School District Finance Corp., Revenue Bonds
2.00%, 02/01/2023	415,000	421,171
2.25%, 02/01/2024	150,000	153,536
2.38%, 02/01/2025	815,000	836,858
2.50%, 02/01/2026 - 02/01/2027	1,220,000	1,244,235
3.00%, 02/01/2028 - 02/01/2036	3,320,000	3,371,649
Northern Kentucky University, Revenue Bonds Series A, 4.00%, 09/01/2025	2,400,000	2,771,400
Paducah Electric Plant Board, Revenue Bonds
Series A, AGC,
3.20%, 10/01/2017	360,000	366,790
3.40%, 10/01/2018	100,000	103,991
Series A, AGM,
5.00%, 10/01/2029 - 10/01/2033	4,395,000	5,213,094
Shelby County Public Properties Corp., Revenue Bonds 3.10%, 11/01/2016	565,000	565,000
Warren County Justice Center Expansion Corp., Revenue Bonds 5.00%, 09/01/2024	1,145,000	1,382,107
Warren County School District Finance Corp., Revenue Bonds 4.00%, 04/01/2025 - 04/01/2026	7,225,000	8,335,314

		63,620,232

Louisiana - 0.8%
City of Shreveport, Revenue Bonds
BAM,
3.00%, 03/01/2018 - 03/01/2028 (E)	925,000	931,524
5.00%, 03/01/2019 - 03/01/2027 (E)	3,290,000	3,900,444
Fremaux Economic Development District, Revenue Bonds 5.00%, 11/01/2034	275,000	288,054
Lafourche Parish Law Enforcement District, Revenue Bonds AGM, 4.00%, 09/01/2032	660,000	720,522
Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds
5.00%, 06/01/2023	210,000	251,868
AGM,
5.00%, 10/01/2026 - 09/15/2034	3,305,000	3,998,094
Louisiana Office Facilities Corp., Revenue Bonds 5.00%, 11/01/2020	325,000	369,856

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Intermediate Muni

(formerly, Transamerica Enhanced Muni)

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Louisiana (continued)
Louisiana Public Facilities Authority, Revenue Bonds
AGM,
5.00%, 06/01/2020 - 06/01/2021	$ 440,000	$ 492,823
Series A,
3.38%, 09/01/2028	500,000	511,595
Series A-1, NATL,
5.00%, 02/15/2017	75,000	75,884

		11,540,664

Maine - 0.8%
City of Portland General Airport Revenue, Revenue Bonds 5.00%, 01/01/2027 - 01/01/2029	2,840,000	3,365,466
Maine Governmental Facilities Authority, Revenue Bonds Series A, 5.00%, 10/01/2028	350,000	429,352
Maine Health & Higher Educational Facilities Authority, Revenue Bonds
5.00%, 07/01/2022	205,000	236,424
Series B,
4.00%, 07/01/2017	695,000	709,658
Maine Municipal Bond Bank, Revenue Bonds
Series B,
5.00%, 11/01/2022	50,000	60,266
Series C,
4.25%, 11/01/2016	100,000	100,000
Maine State Housing Authority, Revenue Bonds
Series C,
2.00%, 11/15/2025	1,045,000	1,030,819
2.15%, 11/15/2026	795,000	784,371
2.35%, 11/15/2027	945,000	933,991
2.50%, 11/15/2028	950,000	937,574
2.75%, 11/15/2031	2,570,000	2,517,109

		11,105,030

Maryland - 0.2%
City of Baltimore, Revenue Bonds Series D, AGC, AMBAC, 5.00%, 07/01/2026	50,000	51,423
City of Baltimore, Tax Allocation
4.00%, 06/15/2018	150,000	155,994
5.00%, 06/15/2019	200,000	217,092
County of Anne Arundel, General Obligation Limited 5.00%, 03/01/2017	50,000	50,726
Maryland Community Development Administration Housing Revenue, Revenue Bonds 3.25%, 03/01/2036	1,120,000	1,142,613
Maryland Economic Development Corp., Revenue Bonds AGM, 5.00%, 06/01/2029	200,000	246,382

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Maryland (continued)
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds 5.00%, 07/01/2021	$ 35,000	$ 41,018
Montgomery County Revenue Authority, Revenue Bonds Series A, 4.00%, 11/01/2020	380,000	418,821
State of Maryland, General Obligation Unlimited 5.00%, 03/15/2019	55,000	55,877

		2,379,946

Massachusetts - 0.5%
Commonwealth of Massachusetts, General Obligation Limited
Series C, AGM,
5.25%, 08/01/2025	60,000	62,039
Series E, AMBAC,
5.00%, 11/01/2024	165,000	165,000
Massachusetts Bay Transportation Authority, Revenue Bonds Series C, 5.50%, 07/01/2017	50,000	51,621
Massachusetts Development Finance Agency, Revenue Bonds
1.05%, 11/01/2017	120,000	120,000
4.00%, 07/01/2036	300,000	329,760
5.00%, 12/01/2029 - 12/01/2030	1,550,000	1,873,552
Series I,
5.00%, 07/01/2025 - 07/01/2026	1,250,000	1,497,115
Series S,
5.00%, 07/01/2017	100,000	102,868
Massachusetts Health & Educational Facilities Authority, Revenue Bonds Series A, 4.38%, 10/01/2019	95,000	98,166
Massachusetts Housing Finance Agency, Revenue Bonds
Series 178,
3.70%, 12/01/2033	1,205,000	1,264,660
Series 183,
2.80%, 06/01/2031	1,575,000	1,532,538
Series E,
2.50%, 12/01/2022	195,000	203,241
2.65%, 06/01/2023	115,000	120,187
2.85%, 12/01/2024	365,000	383,279
Massachusetts Transportation Trust Fund Metropolitan Highway System Revenue, Revenue Bonds Series B, 5.00%, 01/01/2017	50,000	50,362

		7,854,388

Michigan - 3.0%
Allendale Public School District, General Obligation Unlimited 5.00%, 11/01/2026	225,000	278,489

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Intermediate Muni

(formerly, Transamerica Enhanced Muni)

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Michigan (continued)
Armada Area Schools, General Obligation Unlimited 5.00%, 05/01/2021	$ 765,000	$ 884,225
Bellevue Community Schools, General Obligation Unlimited
Series A, AGM,
4.00%, 05/01/2024 - 05/01/2025	1,560,000	1,752,654
5.00%, 05/01/2026	830,000	1,000,100
Charles Stewart Mott Community College, General Obligation Unlimited
4.00%, 05/01/2017	600,000	609,006
BAM,
3.00%, 05/01/2027 - 05/01/2028	1,285,000	1,342,851
Chippewa Valley Schools, General Obligation Unlimited Series A, 5.00%, 05/01/2026	200,000	245,746
City of Detroit Sewage Disposal System Revenue, Revenue Bonds
Series A, AGM,
5.25%, 07/01/2023 - 07/01/2024	80,000	97,915
Series A, NATL,
5.25%, 07/01/2019	60,000	61,502
Series B, NATL,
4.50%, 07/01/2022	50,000	50,068
City of Detroit Water Supply System Revenue, Revenue Bonds
Series C, AGM,
5.00%, 07/01/2026 - 07/01/2033	165,000	165,255
Series C, BHAC, FGIC,
4.25%, 07/01/2018	100,000	105,119
Series D, AGM,
5.00%, 07/01/2025	100,000	100,154
City of Romulus, General Obligation Limited BAM, 5.00%, 11/01/2025	245,000	298,199
City of Saginaw Water Supply System Revenue, Revenue Bonds AGM, 4.00%, 07/01/2017 - 07/01/2018	405,000	420,390
County of Genesee, General Obligation Limited
Series B, BAM,
3.13%, 02/01/2034	350,000	334,334
3.25%, 02/01/2036	225,000	215,345
5.00%, 02/01/2031 - 02/01/2033	1,025,000	1,187,183
Decatur Public School District, General Obligation Unlimited 3.00%, 05/01/2022	660,000	714,509
Detroit City School District, General Obligation Unlimited Series A, AGM, 5.25%, 05/01/2027	95,000	116,405
Detroit Wayne County Stadium Authority, Revenue Bonds AGM, 5.00%, 10/01/2019 - 10/01/2026	3,980,000	4,430,545

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Michigan (continued)
Edwardsburg Public Schools, General Obligation Unlimited 4.00%, 05/01/2017	$ 100,000	$ 101,558
Fitzgerald Public School District, General Obligation Unlimited BAM, 4.00%, 05/01/2023 - 05/01/2025	5,450,000	6,214,878
Forest Hills Public Schools, General Obligation Unlimited Series I, 3.00%, 05/01/2023 - 05/01/2024	400,000	434,338
Fraser Public School District, General Obligation Unlimited 5.00%, 05/01/2021	675,000	780,199
Ionia Public Schools, General Obligation Unlimited 2.00%, 05/01/2017	125,000	125,785
Marshall Public Schools, General Obligation Unlimited 4.00%, 05/01/2017	100,000	101,614
Michigan Finance Authority, Revenue Bonds Series D2, AGM, 5.00%, 07/01/2026	250,000	298,160
Michigan Municipal Bond Authority, Revenue Bonds 5.00%, 10/01/2019	25,000	27,864
Michigan State Hospital Finance Authority, Revenue Bonds
5.00%, 11/15/2020	25,000	27,870
Series A,
6.00%, 12/01/2017	120,000	126,624
North Branch Area Schools, General Obligation Unlimited 4.00%, 05/01/2017	200,000	203,228
Portage Public Schools, General Obligation Unlimited AGM, 4.50%, 05/01/2017	100,000	101,863
Royal Oak School District, General Obligation Unlimited 5.00%, 05/01/2017	185,000	188,916
Saranac Community Schools, General Obligation Unlimited Series A, 4.00%, 05/01/2025	130,000	150,713
Southgate Community School District, General Obligation Unlimited 5.00%, 05/01/2032 - 05/01/2035	2,220,000	2,614,432
Stockbridge Community Schools, General Obligation Unlimited Series A, 5.00%, 05/01/2031 - 05/01/2036	4,655,000	5,485,333
Sturgis Public School District, General Obligation Unlimited Series A, 5.00%, 05/01/2026	45,000	54,772

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Intermediate Muni

(formerly, Transamerica Enhanced Muni)

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Michigan (continued)
Township of Hartland, General Obligation Limited 3.00%, 04/01/2020	$ 30,000	$ 31,943
Warren Consolidated Schools, General Obligation Unlimited Series B, BAM, 5.00%, 05/01/2023 - 05/01/2025	9,610,000	11,610,757
Wayne County Airport Authority, Revenue Bonds
Series B,
4.00%, 12/01/2021	40,000	44,038
5.00%, 12/01/2019 - 12/01/2022	180,000	201,748

		43,336,627

Minnesota - 1.6%
City of Cologne, Revenue Bonds Series A, 4.00%, 07/01/2023	260,000	277,703
City of Deephaven, Revenue Bonds Series A, 4.40%, 07/01/2025	165,000	176,547
City of Minneapolis, Tax Allocation 3.50%, 03/01/2022	805,000	813,734
City of Rochester, Revenue Bonds Series C, 4.50% (A), 11/15/2038	50,000	57,555
City of St. Cloud, Revenue Bonds
Series A,
3.00%, 04/01/2021 (C) (F)	250,000	249,860
3.75%, 04/01/2026 (C) (F)	500,000	501,960
City of Stillwater, Tax Allocation
3.00%, 02/01/2021 - 02/01/2027 (F)	2,655,000	2,672,433
4.00%, 02/01/2030 (F)	750,000	783,150
County of Chippewa, Revenue Bonds 4.00%, 03/01/2023 - 03/01/2026 (E)	5,460,000	5,838,725
Dakota County Community Development Agency, Revenue Bonds Series A, 5.00%, 09/01/2029 (F)	705,000	758,636
Housing & Redevelopment Authority of The City of St. Paul, Revenue Bonds
Series A,
4.00%, 07/01/2019	100,000	107,162
5.00%, 12/01/2030	350,000	385,122
Series B,
4.25%, 04/01/2025 (F)	200,000	205,650
Mahtomedi Independent School District No. 832, General Obligation Unlimited Series A, 5.00%, 02/01/2018	780,000	820,186
Minnesota Housing Finance Agency, Revenue Bonds
Series A,
4.00%, 08/01/2029 - 08/01/2035	865,000	943,918
Series B,
3.20%, 07/01/2025	430,000	444,375

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Minnesota (continued)
Minnesota Housing Finance Agency, Revenue Bonds (continued)
Series C,
2.38%, 08/01/2029	$ 335,000	$ 322,290
2.50%, 08/01/2030	100,000	96,039
2.63%, 08/01/2031	350,000	336,875
2.75%, 08/01/2032 - 08/01/2033	530,000	509,267
Series C, GNMA, FNMA, FHLMC,
2.80%, 07/01/2024	370,000	388,652
2.95%, 07/01/2025	170,000	180,596
3.10%, 07/01/2026	365,000	379,987
Series F,
2.80%, 07/01/2025	900,000	929,808
2.90%, 01/01/2026	945,000	986,278
2.95%, 07/01/2026	1,680,000	1,746,562
Northern Municipal Power Agency, Revenue Bonds 5.00%, 01/01/2028 - 01/01/2029	965,000	1,174,194
Northland Independent School District No. 118, General Obligation Unlimited Series A, 3.00%, 02/01/2027	510,000	528,972
Township of Baytown, Revenue Bonds Series A, 4.00%, 08/01/2036	675,000	664,092
Western Minnesota Municipal Power Agency, Revenue Bonds Series A, AGM, 5.00%, 01/01/2017	115,000	115,835

		23,396,163

Mississippi - 0.1%
City of Jackson, General Obligation Unlimited Series A, BAM, 5.00%, 05/01/2026	270,000	323,922
Mississippi Development Bank, Revenue Bonds
AGM,
3.00%, 10/01/2022	130,000	138,134
4.00%, 07/01/2018	25,000	26,134
5.00%, 12/01/2019	510,000	566,136
Series A,
5.00%, 03/01/2022	750,000	835,845
5.25%, 01/01/2025	85,000	104,280
Mississippi Home Corp., Revenue Bonds Series B-1, GNMA, FNMA, FHLMC, 4.25%, 12/01/2018	10,000	10,341

		2,004,792

Missouri - 1.1%
City of Blue Springs, Tax Allocation Series A, 4.00%, 06/01/2026	1,375,000	1,406,322
City of Sikeston Electric System Revenue, Revenue Bonds 5.00%, 06/01/2018	1,000,000	1,051,460
City of St. Louis Parking Revenue, Revenue Bonds BAM, 3.00%, 12/15/2017 - 12/15/2018 (E)	1,325,000	1,358,026

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Intermediate Muni

(formerly, Transamerica Enhanced Muni)

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Missouri (continued)
Health & Educational Facilities Authority of the State of Missouri, Revenue Bonds
3.00%, 02/01/2017 (E)	$ 250,000	$ 251,238
4.25%, 08/01/2035	1,100,000	1,130,668
Industrial Development Authority of the City of St. Louis, Tax Allocation 3.75%, 11/01/2027	650,000	657,111
Kansas City Planned Industrial Expansion Authority, Revenue Bonds 1.50%, 12/01/2018	5,500,000	5,509,790
Missouri Highway & Transportation Commission, Revenue Bonds Series A, 2.50%, 05/01/2017	85,000	85,788
Missouri Housing Development Commission, Revenue Bonds
Series A, GNMA, FNMA, FHLMC,
1.45%, 05/01/2019	35,000	35,215
Series A2, GNMA, FNMA, FHLMC,
3.00%, 11/01/2029	1,800,000	1,832,526
Series B, GNMA, FNMA, FHLMC,
2.50%, 05/01/2029	715,000	689,096
2.55%, 11/01/2029	720,000	695,016
Missouri Joint Municipal Electric Utility Commission, Revenue Bonds Series A, 4.00%, 12/01/2032	500,000	545,285
St. Louis County Industrial Development Authority, Special Assessment
2.00%, 03/01/2019 (B)	300,000	300,357
2.38%, 03/01/2020 (B)	300,000	301,617
Truman State University, Revenue Bonds 2.00%, 06/01/2017	200,000	201,300
Wentzville Fire Protection District, General Obligation Unlimited 2.00%, 04/15/2017	100,000	100,525

		16,151,340

Montana - 0.2%
Montana Board of Housing, Revenue Bonds
Series A-1,
3.15%, 12/01/2036	400,000	399,400
Series A-3,
3.38%, 12/01/2025	90,000	96,162
Montana Facility Finance Authority, Revenue Bonds
Series C,
3.00%, 06/01/2022	300,000	325,023
5.00%, 06/01/2024 - 06/01/2025	1,510,000	1,853,596
Plentywood K-12 School District No. 20, General Obligation Unlimited 4.00%, 07/01/2032	220,000	252,450

		2,926,631

Nebraska - 0.2%
Loup River Public Power District, Revenue Bonds 2.00%, 12/01/2025	1,700,000	1,719,890

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Nebraska (continued)
Metropolitan Community College Area, Certificate of Participation 2.00%, 03/01/2017	$ 315,000	$ 316,317
Nebraska Investment Finance Authority, Revenue Bonds Series C, GNMA, FNMA, FHLMC, 2.25%, 09/01/2025 (E)	495,000	493,297
Nebraska Public Power District, Revenue Bonds Series A, 5.00%, 01/01/2017	50,000	50,365
Omaha Public Power District, Revenue Bonds Series C, 5.00%, 02/01/2017	100,000	101,084
State of Nebraska, Certificate of Participation Series A, 2.00%, 02/15/2017	175,000	175,600
Thurston County School District No. 16, General Obligation Limited
3.80%, 06/15/2028	100,000	106,637
3.88%, 06/15/2029	100,000	106,622

		3,069,812

Nevada - 0.3%
City of Las Vegas, Revenue Bonds 2.75%, 06/15/2021 (B)	1,500,000	1,479,555
Clark County School District, General Obligation Limited Series A, NATL, 5.00%, 06/15/2025	100,000	105,477
County of Clark, Revenue Bonds 5.00%, 07/01/2024	25,000	27,625
County of Washoe, Revenue Bonds Series B, 3.00% (A), 03/01/2036	1,000,000	1,068,780
Nevada System of Higher Education, Revenue Bonds Series A, 5.00%, 07/01/2021 - 07/01/2024	145,000	170,351
State of Nevada, Revenue Bonds 5.00%, 06/01/2017	50,000	51,261
Truckee Meadows Water Authority, Revenue Bonds 5.00%, 07/01/2031	1,250,000	1,516,237

		4,419,286

New Hampshire - 0.2%
New Hampshire Health and Education Facilities Authority Act, Revenue Bonds
2.00%, 10/01/2017 (E)	2,555,000	2,569,078
3.00%, 08/01/2017 (E)	300,000	304,374
5.00%, 08/01/2035	30,000	30,087
New Hampshire Municipal Bond Bank, Revenue Bonds Series E, 4.00%, 01/15/2017	75,000	75,482

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Intermediate Muni

(formerly, Transamerica Enhanced Muni)

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New Hampshire (continued)
New Hampshire State Turnpike System, Revenue Bonds Series B, 5.00%, 02/01/2022	$ 30,000	$ 35,386

		3,014,407

New Jersey - 6.3%
Borough of Runnemede, General Obligation Unlimited 3.00%, 11/15/2023	105,000	113,738
Borough of South River, General Obligation Unlimited 4.00%, 12/01/2020	235,000	259,590
Bound Brook Board of Education, General Obligation Unlimited 3.00%, 01/15/2017	125,000	125,582
Burlington County Bridge Commission, Revenue Bonds 5.00%, 10/01/2017	230,000	238,653
Camden County Improvement Authority, Revenue Bonds
4.00%, 01/15/2019 - 01/15/2020	1,920,000	2,064,523
5.00%, 01/15/2026	475,000	569,705
Series A,
3.50%, 09/01/2018	50,000	52,113
4.00%, 12/01/2018 - 12/15/2025	1,465,000	1,639,108
5.00%, 01/15/2029	525,000	632,961
Camden County Municipal Utilities Authority, Revenue Bonds Series B, NATL, 5.00%, 07/15/2017	100,000	102,973
Carlstadt School District, General Obligation Unlimited 3.00%, 05/01/2017	125,000	126,300
Casino Reinvestment Development Authority, Revenue Bonds AGM, 5.00%, 11/01/2026	575,000	654,718
City of Bayonne, General Obligation Unlimited
AGM,
5.00%, 08/01/2023 - 08/01/2024	370,000	440,649
Series A, BAM,
5.00%, 11/15/2018	260,000	279,471
City of Jersey City, General Obligation Unlimited BAM, 5.00%, 12/01/2018	1,555,000	1,678,762
City of Newark, General Obligation Unlimited
AGM,
2.50%, 09/15/2020 - 09/15/2021	750,000	776,181
Series A,
5.00%, 10/01/2020	55,000	59,788
City of Paterson, General Obligation Unlimited BAM, 5.00%, 01/15/2024	1,590,000	1,831,505

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New Jersey (continued)
City of Trenton, General Obligation Unlimited BAM, 5.00%, 07/15/2022 - 12/01/2026	$ 6,660,000	$ 7,813,237
County of Union, General Obligation Unlimited 4.00%, 03/01/2017	85,000	85,946
Essex County Improvement Authority, Revenue Bonds Series A, 5.00%, 12/01/2035 (F)	535,000	566,613
Freehold Regional High School District, General Obligation Unlimited NATL, 5.00%, 03/01/2019	25,000	27,202
Garden State Preservation Trust, Revenue Bonds
Series A, AGM,
5.75%, 11/01/2028	4,920,000	6,272,360
Series C, AGM,
5.13%, 11/01/2017 - 11/01/2019	355,000	376,881
Gloucester County Improvement Authority, Revenue Bonds
Series A,
2.13% (A), 12/01/2029	60,000	60,698
4.00%, 12/01/2018	1,350,000	1,428,394
Greater Egg Harbor Regional High School District, General Obligation Unlimited
AGM,
4.00%, 02/01/2028 - 02/01/2032	2,075,000	2,306,830
5.00%, 02/01/2023 - 02/01/2024	3,955,000	4,769,276
Hoboken Municipal Hospital Authority, Revenue Bonds Series A, AGM, 4.55%, 07/01/2024	90,000	92,282
Lacey Township Board of Education, General Obligation Unlimited BAM, 5.00%, 04/01/2025	1,175,000	1,419,012
Little Egg Harbor Board of Education, General Obligation Unlimited AGM, 4.00%, 01/15/2021	225,000	248,182
Matawan-Aberdeen Regional School District, General Obligation Unlimited 5.00%, 09/15/2019	25,000	27,594
Monroe Township Board of Education, General Obligation Unlimited 2.00%, 03/01/2017	100,000	100,418
New Brunswick Parking Authority, Revenue Bonds
BAM,
5.00%, 09/01/2019	320,000	351,946
Series A, BAM,
4.00%, 09/01/2022	45,000	50,830
5.00%, 09/01/2023	125,000	150,340

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Intermediate Muni

(formerly, Transamerica Enhanced Muni)

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New Jersey (continued)
New Jersey Building Authority, Revenue Bonds Series A, BAM, 5.00%, 06/15/2028 - 06/15/2029	$ 2,000,000	$ 2,346,490
New Jersey Economic Development Authority, Revenue Bonds
5.00%, 03/01/2017	50,000	50,707
5.25%, 09/01/2022	25,000	28,527
Series A, BAM,
5.00%, 06/15/2021 - 06/15/2023	6,645,000	7,576,976
Series K, AMBAC,
5.50%, 12/15/2019	450,000	495,450
Series PP, AGM-CR,
5.00%, 06/15/2025	14,875,000	17,316,582
Series UU, AGM-CR,
5.00%, 06/15/2025	1,380,000	1,606,513
New Jersey Educational Facilities Authority, Revenue Bonds
Series A, AGC-ICC,
4.00%, 07/01/2018	75,000	78,863
Series D, AGM,
5.00%, 07/01/2024	2,485,000	3,021,288
Series D, NATL,
5.00%, 07/01/2017	60,000	61,639
Series E, BAM,
5.00%, 07/01/2023 - 07/01/2027	1,620,000	1,973,099
Series F, AGC,
4.00%, 07/01/2020	785,000	860,344
Series H, AGM,
5.00%, 07/01/2026	910,000	1,102,456
New Jersey Health Care Facilities Financing Authority, Revenue Bonds
4.00%, 11/15/2018	50,000	52,895
Series A, AGM,
5.00%, 07/01/2024 - 07/01/2027	1,205,000	1,446,962
New Jersey Housing & Mortgage Finance Agency, Revenue Bonds Series F, FHLMC, 3.35%, 12/01/2030	1,290,000	1,345,483
New Jersey Transportation Trust Fund Authority, Revenue Bonds
Series A, AGM-CR,
5.50%, 12/15/2021 - 12/15/2022	4,030,000	4,782,370
Series B, AGC-ICC, MBIA,
5.50%, 12/15/2021	65,000	75,925
Series C, AGM,
5.50%, 12/15/2017	125,000	130,944
Newark Housing Authority, Revenue Bonds AGM, 4.00%, 12/01/2029 - 12/01/2031	935,000	998,209
Passaic County Improvement Authority, Revenue Bonds 5.00%, 05/01/2019 - 05/01/2020	500,000	557,698
Paulsboro School District, General Obligation Unlimited AGM, 3.00%, 04/01/2021	95,000	102,377

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New Jersey (continued)
Pitman School District, General Obligation Unlimited AGM, 4.00%, 08/01/2024	$ 720,000	$ 841,795
River Edge School District, General Obligation Unlimited 3.00%, 02/01/2020	25,000	26,441
South Jersey Transportation Authority LLC, Revenue Bonds AGC, 4.00%, 11/01/2016	100,000	100,000
Sparta Township Board of Education, General Obligation Unlimited 3.00%, 02/15/2017	250,000	251,665
Tobacco Settlement Financing Corp., Revenue Bonds
Series 1A,
4.50%, 06/01/2023	30,000	30,419
5.00%, 06/01/2017	500,000	512,420
Town of Kearny, General Obligation Unlimited Series A, AGM, 5.00%, 02/01/2023	735,000	865,448
Township of Allamuchy, General Obligation Unlimited 2.00%, 09/01/2017	110,000	110,987
Township of Lakewood, General Obligation Unlimited BAM, 4.00%, 11/01/2019	145,000	156,674
Township of Lawrence, General Obligation Unlimited 4.00%, 10/01/2017	100,000	102,744
Township of Little Falls, General Obligation Unlimited 4.00%, 08/01/2019	90,000	96,500
Township of West Deptford, General Obligation Unlimited BAM, 5.00%, 09/01/2022 - 09/01/2023	1,665,000	1,995,827
Trenton Parking Authority, Revenue Bonds Series B, AGM, 4.00%, 04/01/2023 - 04/01/2028	3,360,000	3,750,110

		92,647,188

New Mexico - 0.4%
City of Farmington, Revenue Bonds
Series A,
1.88% (A), 04/01/2029	2,000,000	2,029,560
Series B,
1.88% (A), 04/01/2029	575,000	582,728
Series E,
1.88% (A), 04/01/2029	800,000	811,824
City of Hobbs, Revenue Bonds Series A, 4.50%, 12/01/2034	260,000	272,436
County of Luna, Revenue Bonds AGM, 5.00%, 12/01/2029 - 12/01/2030	810,000	985,984

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Intermediate Muni

(formerly, Transamerica Enhanced Muni)

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New Mexico (continued)
Las Cruces School District No. 2, General Obligation Unlimited Series A, 4.00%, 08/01/2027	$ 740,000	$ 844,895
New Mexico Educational Assistance Foundation, Revenue Bonds Series A-1, 4.00%, 12/01/2020	25,000	27,711

		5,555,138

New York - 4.6%
Albany Capital Resource Corp., Revenue Bonds Series A, 5.00%, 12/01/2027	250,000	293,167
Brooklyn Arena Local Development Corp., Revenue Bonds Series A, AGM, 4.00%, 07/15/2029 - 07/15/2035	3,100,000	3,388,607
City of New York, General Obligation Unlimited Series F-1, 5.00%, 03/01/2017	175,000	177,546
City of Niagara Falls, General Obligation Limited
BAM,
2.00%, 05/15/2021 - 05/15/2024	1,845,000	1,856,336
2.13%, 05/15/2025	350,000	348,603
2.25%, 05/15/2026	300,000	298,668
5.00%, 05/15/2021 - 05/15/2029	7,090,000	8,423,417
City of Yonkers, General Obligation Limited Series E, AGM, 5.00%, 09/01/2024	2,580,000	3,128,792
County of Chautauqua, General Obligation Limited AGM, 4.00%, 06/01/2019	25,000	26,898
County of Monroe, General Obligation Limited AGM, 5.00%, 06/01/2020	1,455,000	1,638,868
County of Nassau, General Obligation Limited
Series A, AGM-CR,
5.00%, 01/01/2026	11,030,000	13,704,996
Series B,
5.00%, 04/01/2017	300,000	305,310
County of Nassau, General Obligation Unlimited
Series C, AGM,
5.00%, 07/01/2017	120,000	123,360
Series E, AGC,
5.00%, 06/01/2017	80,000	81,968
County of Niagara, General Obligation Limited Series C, 5.00%, 08/01/2017	100,000	103,239
Dutchess County Local Development Corp., Revenue Bonds 5.00%, 07/01/2031 - 07/01/2036	855,000	1,000,890

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New York (continued)
Erie County Industrial Development Agency, Revenue Bonds Series A, AGM, 5.75%, 05/01/2026	$ 50,000	$ 51,256
Housing Development Corp., Revenue Bonds
Series C1A,
2.20%, 05/01/2025	350,000	352,541
2.25%, 11/01/2025	725,000	727,160
2.35%, 05/01/2026	450,000	447,858
2.40%, 11/01/2026	625,000	627,581
2.50%, 05/01/2027	920,000	912,171
2.55%, 11/01/2027	300,000	297,765
Metropolitan Transportation Authority, Revenue Bonds
Series A,
5.00%, 11/15/2016 - 11/15/2025	225,000	235,742
Series A, AGM-CR,
5.00%, 11/15/2026	100,000	100,166
Series D,
5.00%, 11/15/2030	2,500,000	2,963,700
MTA Hudson Rail Yards Trust Obligations, Revenue Bonds Series A, 5.00%, 11/15/2051	2,000,000	2,227,640
New York City Transitional Finance Authority Building Aid Revenue, Revenue Bonds Series S-3, 5.00%, 01/15/2017	75,000	75,666
New York Local Government Assistance Corp., Revenue Bonds Series C, AGM-CR, 5.50%, 04/01/2017	180,000	183,326
New York State Bridge Authority, Revenue Bonds 5.00%, 01/01/2017	175,000	176,293
New York State Dormitory Authority, Revenue Bonds
5.00%, 02/15/2022 - 07/01/2033	410,000	485,836
Series A,
5.00%, 07/01/2017 - 03/15/2031	5,130,000	6,155,050
Series A, AGM,
4.00%, 10/01/2017	110,000	113,244
Series A, NATL,
5.50%, 05/15/2024	55,000	70,443
New York State Environmental Facilities Corp., Revenue Bonds 5.00%, 09/15/2018	50,000	51,867
New York State Housing Finance Agency, Revenue Bonds
Series E,
3.45%, 11/01/2030	1,000,000	1,044,110
Series E, GNMA, FNMA, FHLMC,
2.85%, 11/01/2031	305,000	299,507
Series F, GNMA, FNMA, FHLMC,
0.90%, 11/01/2017	130,000	129,978

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Intermediate Muni

(formerly, Transamerica Enhanced Muni)

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New York (continued)
Niagara Falls City School District, Certificate of Participation AGM, 5.00%, 06/15/2024 - 06/15/2025	$ 740,000	$ 898,794
Niagara Falls City School District, General Obligation Unlimited BAM-TCRS, 5.00%, 06/15/2023	2,125,000	2,572,652
Niagara Tobacco Asset Securitization Corp., Revenue Bonds 4.00%, 05/15/2029	240,000	240,218
North East Joint Fire District, General Obligation Limited Series A, BAM, 3.50%, 12/15/2019	60,000	64,430
St. Lawrence County Industrial Development Agency, Revenue Bonds Series A, 5.00%, 07/01/2028 - 07/01/2031	720,000	877,994
State of New York Mortgage Agency, Revenue Bonds
Series 190,
3.45%, 10/01/2030	210,000	219,368
Series 197,
1.90%, 04/01/2025	980,000	961,429
Suffolk County, General Obligation Limited Series B, AGM, 5.00%, 10/01/2020	620,000	704,512
Town of Oyster Bay, General Obligation Limited
AGM,
3.25%, 08/01/2022	815,000	861,911
Series A, AGM,
3.00%, 03/01/2019	150,000	155,783
Series B, AGM,
3.00%, 11/01/2017	35,000	35,655
Series B, BAM,
5.00%, 08/15/2023	720,000	839,448
Town of Oyster Bay, General Obligation Unlimited 2.25%, 03/01/2017	100,000	99,832
Triborough Bridge & Tunnel Authority, Revenue Bonds
Series A,
5.00%, 11/15/2026	1,455,000	1,753,959
Series B,
5.00%, 11/15/2016	50,000	50,085
Village of Johnson City, General Obligation Limited 3.75%, 10/05/2017	1,715,000	1,725,410
Village of Kiryas Joel, General Obligation Limited Series B, MAC, 2.00%, 03/01/2017	145,000	145,534
Westchester County Local Development Corp., Revenue Bonds 5.00%, 11/01/2025 - 11/01/2026	1,500,000	1,825,665

		66,662,244

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
North Carolina - 1.1%
City of Asheville, Revenue Bonds 5.00%, 04/01/2017	$ 195,000	$ 198,403
City of Charlotte, Certificate of Participation Series A, 5.00%, 12/01/2021	25,000	29,416
County of Iredell, Certificate of Participation AGM, 5.25%, 06/01/2017	70,000	71,758
County of Mecklenburg, Certificate of Participation Series B, 5.00%, 02/01/2018	30,000	31,522
North Carolina Housing Finance Agency, Revenue Bonds
Series 37-B,
1.90%, 01/01/2023 (E)	1,350,000	1,346,882
1.95%, 07/01/2023 (E)	1,350,000	1,347,084
2.05%, 01/01/2024 (E)	500,000	498,680
2.10%, 07/01/2024 (E)	1,000,000	998,250
2.25%, 01/01/2025 (E)	1,750,000	1,748,688
2.45%, 01/01/2026 (E)	1,400,000	1,402,254
North Carolina Medical Care Commission, Revenue Bonds
5.00%, 11/01/2039	35,000	35,058
AGC,
3.50%, 02/15/2019	130,000	137,115
Series A,
5.00%, 07/01/2017	140,000	143,720
North Carolina Municipal Power Agency No. 1, Revenue Bonds Series A, 5.25%, 01/01/2017	45,000	45,342
University of North Carolina at Wilmington, Revenue Bonds 4.00%, 06/01/2029 - 06/01/2033	1,295,000	1,433,181
Western Carolina University, Revenue Bonds AGM, 5.00%, 06/01/2027	490,000	602,769
Winston-Salem State University, Revenue Bonds
5.00%, 06/01/2023	150,000	173,108
BAM,
5.00%, 06/01/2029 - 06/01/2036	5,345,000	6,298,935

		16,542,165

North Dakota - 1.8%
City of Grand Forks, Revenue Bonds Series D, 5.00%, 12/15/2027	400,000	488,500
City of Mandan, Revenue Bonds Series A, 4.00%, 09/01/2034	1,060,000	1,110,816
County of Burleigh Multi-County Sales Tax Revenue, Revenue Bonds
Series A, AGM,
3.00%, 11/01/2024 - 11/01/2026	4,820,000	5,064,847
5.00%, 11/01/2021	755,000	885,275

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Intermediate Muni

(formerly, Transamerica Enhanced Muni)

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
North Dakota (continued)
Grand Forks Park District, Revenue Bonds 3.00%, 12/01/2020	$ 820,000	$ 874,694
Jamestown Park District, Revenue Bonds
Series A,
3.00%, 07/01/2035	4,100,000	3,876,550
4.00%, 07/01/2026 - 07/01/2033	6,730,000	7,283,387
Series B,
2.90%, 07/01/2035	1,350,000	1,336,689
North Dakota Housing Finance Agency, Revenue Bonds
2.55%, 01/01/2022	185,000	192,744
2.80%, 07/01/2023	55,000	58,068
Series C,
2.40%, 01/01/2027	1,805,000	1,785,650
2.55%, 01/01/2028	1,275,000	1,262,722
Series D,
2.80%, 01/01/2025	1,010,000	1,055,056
2.85%, 07/01/2025	1,200,000	1,255,932

		26,530,930

Ohio - 1.9%
American Municipal Power, Inc., Revenue Bonds Series C, 5.25%, 02/15/2019	45,000	49,212
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds
Series A-2,
5.13%, 06/01/2024	1,530,000	1,445,835
5.38%, 06/01/2024	380,000	374,319
Butler County Port Authority, Revenue Bonds Series A, 5.00%, 12/01/2024	545,000	649,526
Cincinnati City School District, General Obligation Unlimited AGC-ICC, FGIC, 5.25%, 12/01/2031	210,000	277,517
City of Lorain, General Obligation Limited BAM, 3.00%, 12/01/2024	45,000	47,903
City of Marysville Wastewater Treatment System Revenue, Revenue Bonds
BAM,
4.00%, 12/01/2017	50,000	51,596
5.00%, 12/01/2023	635,000	768,966
Series B, BAM,
3.50%, 12/01/2033	555,000	573,337
4.00%, 12/01/2029 - 12/01/2031	625,000	688,820
City of Warrensville Heights, General Obligation Limited 2.00%, 12/01/2017	200,000	201,950
Cleveland Department of Public Utilities Division of Public Power, Revenue Bonds Series A, NATL, 4.00%, 11/15/2017	125,000	128,803

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Ohio (continued)
Cleveland-Cuyahoga County Port Authority, Revenue Bonds Series C, 3.00%, 05/15/2018 - 05/15/2025	$ 1,530,000	$ 1,569,420
Cleveland-Cuyahoga County Port Authority, Tax Allocation Series D, 3.00%, 05/15/2017 - 05/15/2023	2,585,000	2,658,431
County of Allen, Revenue Bonds Series B, 4.13%, 09/01/2020	60,000	65,860
County of Butler, General Obligation Limited AMBAC, 5.00%, 12/01/2016	95,000	95,333
County of Lucas, Revenue Bonds Series D, 5.00%, 11/15/2018	25,000	26,960
County of Montgomery, Revenue Bonds Series A, 5.00%, 05/01/2032	50,000	50,123
County of Scioto, Revenue Bonds 3.50%, 02/15/2038	2,300,000	2,293,054
County of Warren, Revenue Bonds 5.00%, 07/01/2022 - 07/01/2023	425,000	505,593
Dayton-Montgomery County Port Authority, Revenue Bonds Series 1, 6.13%, 01/15/2025 (C) (F)	730,000	745,717
East Knox Local School District, General Obligation Unlimited BAM, 4.00%, 12/01/2030	560,000	637,134
Jackson Milton Local School District, Certificate of Participation BAM, 4.00%, 06/01/2026 - 06/01/2028	1,200,000	1,355,946
Kent State University, Revenue Bonds Series A, 3.00%, 05/01/2017	180,000	182,023
Lancaster City School District, General Obligation Limited Series B, 4.00%, 10/01/2030 - 10/01/2034	1,860,000	2,041,221
Madison Local School District, General Obligation Limited 2.00%, 10/05/2017 (F)	1,375,000	1,388,571
Northeast Ohio Regional Sewer District, Revenue Bonds NATL, 5.00%, 11/15/2017	100,000	102,309
Ohio Higher Educational Facility Commission, Revenue Bonds
5.00%, 01/01/2019	35,000	37,977
Series C,
5.00%, 05/01/2020 - 05/01/2021	730,000	818,782

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Intermediate Muni

(formerly, Transamerica Enhanced Muni)

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Ohio (continued)
Ohio Housing Finance Agency, Revenue Bonds Series 1, GNMA, FNMA, FHLMC, 5.00%, 11/01/2018	$ 210,000	$ 225,563
Pinnacle Community Infrastructure Financing Authority, Revenue Bonds
Series A, AGM,
4.00%, 12/01/2031	1,800,000	1,925,892
4.25%, 12/01/2036	1,265,000	1,343,304
State of Ohio, General Obligation Unlimited Series A, 5.00%, 09/01/2023	75,000	76,073
State of Ohio, Revenue Bonds Series A, 5.00%, 01/01/2017 - 01/15/2019	300,000	316,598
Summit County Development Finance Authority, Revenue Bonds
4.00%, 12/01/2028 - 12/01/2034	1,750,000	1,890,349
Series B,
3.00%, 05/15/2024 - 05/15/2025	350,000	346,825
Series C,
3.00%, 05/15/2023 - 11/15/2023	225,000	226,310
4.00%, 05/15/2024 - 11/15/2025	960,000	1,012,596
Toledo-Lucas County Port Authority, Revenue Bonds Series A, 5.00%, 07/01/2020	115,000	125,473

		27,321,221

Oklahoma - 1.2%
Cleveland County Educational Facilities Authority, Revenue Bonds 5.00%, 06/01/2017 - 06/01/2023	720,000	745,452
Edmond Public Works Authority, Revenue Bonds 4.00%, 07/01/2031 - 07/01/2034	1,450,000	1,581,073
Garfield County Educational Facilities Authority, Revenue Bonds Series A, 5.00%, 09/01/2027 - 09/01/2028	4,905,000	5,932,323
Garvin County Educational Facilities Authority, Revenue Bonds 5.00%, 12/01/2024 - 12/01/2025	1,060,000	1,269,882
Grady County School Finance Authority, Revenue Bonds
3.00%, 12/01/2020 - 12/01/2030	1,535,000	1,512,609
4.00%, 12/01/2023 - 09/01/2029	1,400,000	1,538,551
5.00%, 09/01/2022 - 12/01/2027	3,750,000	4,422,858
Grand River Dam Authority, Revenue Bonds Series A, 4.00%, 06/01/2024	485,000	560,902
Marshall County Justice Authority, Revenue Bonds 2.00%, 03/01/2017	205,000	205,242

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Oklahoma (continued)
Oklahoma Development Finance Authority, Revenue Bonds
4.00%, 07/01/2017	$ 220,000	$ 223,439
5.00%, 06/01/2020	25,000	28,198
Series A,
5.00%, 02/01/2020	50,000	55,870

		18,076,399

Oregon - 0.3%
County of Gilliam, Revenue Bonds 1.50%, 10/01/2018 (F)	100,000	100,661
County of Jackson Airport Revenue, Revenue Bonds AGM, 5.00%, 12/01/2030 - 12/01/2033	1,130,000	1,372,790
Klamath Falls Intercommunity Hospital Authority, Revenue Bonds
3.00%, 09/01/2035	1,000,000	931,430
5.00%, 09/01/2030	200,000	238,724
Oregon State Facilities Authority, Revenue Bonds
Series A,
5.00%, 10/01/2021	490,000	561,222
5.50%, 06/15/2035 (B) (C)	750,000	769,620
State of Oregon Department of Administrative Services, Certificate of Participation Series A, 4.00%, 05/01/2017	100,000	101,619
State of Oregon Housing & Community Services Department, Revenue Bonds
Series A,
5.00%, 07/01/2019	75,000	82,582
Series B,
5.00%, 07/01/2019	45,000	49,200

		4,207,848

Pennsylvania - 8.2%
Allegheny County Higher Education Building Authority, Revenue Bonds 3.00%, 10/15/2017 (E)	200,000	202,912
Allegheny County Hospital Development Authority, Revenue Bonds
Series A,
5.00%, 09/01/2017	200,000	206,818
Series B,
5.00%, 06/15/2018	65,000	69,232
Allegheny County Sanitary Authority, Revenue Bonds AGM, 4.00%, 12/01/2032 - 12/01/2036	4,340,000	4,707,386
Allentown City School District, General Obligation Limited AGM, 4.00%, 02/15/2023	6,080,000	6,817,565
Berks County Municipal Authority, Revenue Bonds Series A3, 4.75%, 11/01/2018	100,000	107,248

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Intermediate Muni

(formerly, Transamerica Enhanced Muni)

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Pennsylvania (continued)
Bethlehem Parking Authority, Revenue Bonds
Series B, AGM,
2.50%, 10/01/2029	$ 495,000	$ 478,601
3.00%, 10/01/2033	580,000	573,910
Borough of Carnegie, General Obligation Unlimited AGM, 2.00%, 08/15/2017 - 08/15/2018 (E)	305,000	308,422
Borough of Lewistown, General Obligation Unlimited BAM, 3.00%, 12/15/2017	170,000	173,427
Borough of Mechanicsburg, General Obligation Unlimited BAM, 2.00%, 12/01/2017	80,000	80,832
Bristol Township School District, General Obligation Limited BAM-TCRS, 5.00%, 06/01/2027	940,000	1,102,423
California Area School District, General Obligation Limited
BAM,
2.50%, 09/15/2026	760,000	749,162
2.63%, 09/15/2027	270,000	266,204
Carbon County Area Vocational Technical School Authority, Revenue Bonds
AGM,
4.00%, 03/01/2024 - 03/01/2026	900,000	1,010,772
5.00%, 03/01/2023	665,000	779,879
Carroll Township Authority, Revenue Bonds BAM, 1.00%, 08/01/2017	180,000	180,162
Central Bradford Progress Authority, Revenue Bonds 5.25%, 12/01/2019	95,000	106,539
Cheltenham Township School District, General Obligation Limited Series A, 5.00%, 02/15/2031 - 02/15/2034	575,000	677,460
City of Lancaster, General Obligation Unlimited AMBAC, 5.00%, 11/01/2017	100,000	102,143
City of Philadelphia, General Obligation Unlimited Series A, 5.00%, 08/01/2027	1,000,000	1,193,040
City of Philadelphia Water & Wastewater Revenue, Revenue Bonds Series C, AGM, 5.00%, 08/01/2020	335,000	381,207
City of Pittsburgh, General Obligation Unlimited Series A, 4.00%, 09/01/2017	100,000	102,589

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Pennsylvania (continued)
Commonwealth Financing Authority, Revenue Bonds Series B-1, AGM, 5.00%, 06/01/2025	$ 3,000,000	$ 3,627,210
Commonwealth of Pennsylvania, General Obligation Unlimited
5.00%, 07/01/2017	100,000	102,847
AGM-CR,
4.00%, 09/15/2030 - 09/15/2031	25,020,000	27,656,475
Series B,
4.00%, 08/01/2017	200,000	204,840
5.00%, 11/15/2017	100,000	104,235
County of Bedford, General Obligation Unlimited
Series A, BAM,
2.13%, 09/01/2021	115,000	118,066
3.00%, 09/01/2019	100,000	105,246
County of Cambria, General Obligation Unlimited BAM, 4.00%, 08/01/2017 - 08/01/2018	585,000	602,768
County of Lackawanna, General Obligation Unlimited Series B, BAM, 5.00%, 09/15/2022	740,000	869,419
County of Lancaster, General Obligation Unlimited Series B, AGM, 2.00%, 11/01/2016	125,000	125,000
County of Lebanon, General Obligation Unlimited Series A, BAM, 2.00%, 10/15/2019	250,000	255,180
Dallas School District, General Obligation Limited
BAM,
4.00%, 04/01/2022 - 04/01/2023	505,000	565,226
4.50%, 04/01/2024	350,000	409,570
Elizabeth Forward School District, General Obligation Unlimited
Series A, AGM,
2.00%, 09/01/2022 - 09/01/2024	460,000	458,535
2.25%, 09/01/2026	870,000	872,714
2.38%, 09/01/2027	460,000	462,346
2.50%, 09/01/2028	420,000	423,301
2.63%, 09/01/2030	1,000,000	1,007,460
2.75%, 09/01/2031	450,000	454,059
Erie County Conventional Center Authority, Revenue Bonds 5.00%, 01/15/2026	1,725,000	2,083,921
Fairview School District, General Obligation Limited Series A, 4.00%, 02/01/2024 - 02/01/2029	4,020,000	4,469,409
Hempfield Area School District, General Obligation Unlimited Series B, XCLA, 4.00%, 03/15/2021	25,000	25,282

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Intermediate Muni

(formerly, Transamerica Enhanced Muni)

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Pennsylvania (continued)
Indiana County Hospital Authority, Revenue Bonds Series A, 5.50%, 06/01/2029	$ 250,000	$ 277,365
Lancaster School District, General Obligation Limited Series A, AGM, 5.00%, 06/01/2030 - 06/01/2031	4,320,000	5,090,246
Laurel Highlands School District, General Obligation Unlimited BAM, 2.00%, 11/01/2018	50,000	50,871
Lehigh County Industrial Development Authority, Revenue Bonds 0.90% (A), 09/01/2029	1,500,000	1,499,400
Ligonier Valley School District, General Obligation Unlimited AGM, 4.13%, 03/01/2019	150,000	151,497
Lower Moreland Township School District, General Obligation Limited Series A, 0.60%, 08/01/2017	100,000	99,926
Mars Area School District, General Obligation Limited BAM, 3.00%, 03/01/2031 - 03/01/2032	320,000	323,506
McKeesport Municipal Authority, Revenue Bonds AGM, 1.65%, 12/15/2017	190,000	190,566
Monroe County Hospital Authority, Revenue Bonds 3.00%, 01/01/2017 (E)	1,000,000	1,001,680
Monroeville Municipal Authority, Revenue Bonds Series A, AGM, 2.00%, 12/01/2018	10,000	10,168
Montgomery County Industrial Development Authority, Revenue Bonds Series A, 2.50% (A), 10/01/2030	3,000,000	3,023,010
Morrisville Boro School District, General Obligation Limited BAM, 2.00%, 12/01/2019	75,000	76,914
Penn Hills School District, General Obligation Limited
BAM,
3.00%, 10/01/2017	695,000	703,618
5.00%, 11/15/2022 - 11/15/2024	2,200,000	2,541,830
Series A, BAM,
5.00%, 11/15/2025	320,000	374,275
Penns Valley Area School District, General Obligation Limited 3.00%, 03/01/2030 - 03/01/2032	590,000	600,818
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds 5.00%, 08/01/2017 - 07/15/2020	150,000	158,947

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Pennsylvania (continued)
Pennsylvania Housing Finance Agency, Revenue Bonds
Series 119,
1.85%, 04/01/2022	$ 1,745,000	$ 1,765,975
2.75%, 10/01/2026	200,000	205,920
Series 121,
2.20%, 04/01/2026	2,795,000	2,748,156
2.25%, 10/01/2026	1,830,000	1,823,522
2.35%, 04/01/2027	3,765,000	3,700,769
2.38%, 10/01/2027	1,195,000	1,172,653
Pennsylvania Turnpike Commission, Revenue Bonds
Series A, AGM,
5.25%, 07/15/2017 - 07/15/2022	190,000	208,304
Series B,
5.00%, 12/01/2016	100,000	100,367
Philadelphia Gas Works Co., Revenue Bonds
4.00%, 10/01/2035 - 10/01/2037	1,000,000	1,071,806
5.00%, 08/01/2023 - 08/01/2024	590,000	710,434
Pittsburgh School District, General Obligation Limited AGM, 4.00%, 09/01/2025	40,000	45,085
Pocono Mountain School District, General Obligation Limited BAM, 4.00%, 10/01/2017	100,000	102,688
Pocono Mountain School District, General Obligation Unlimited Series A, AGM, 5.00%, 09/01/2019	65,000	65,917
Reading Area Water Authority, Revenue Bonds AGM, 4.00%, 12/01/2025	445,000	493,211
Reading School District, General Obligation Unlimited Series A, AGM, 5.00%, 02/01/2026 - 02/01/2027	2,865,000	3,368,740
Saxonburg Area Authority, Revenue Bonds AGM, 3.00%, 03/01/2018	140,000	143,160
School District of Philadelphia, General Obligation Unlimited
Series A, AGM-CR, FGIC,
5.00%, 06/01/2027	25,000	29,112
Series C,
5.00%, 09/01/2017	150,000	154,146
Sports & Exhibition Authority of Pittsburgh and Allegheny County, Revenue Bonds AGM, 5.00%, 02/01/2025	260,000	301,876
Spring-Ford Area School District, General Obligation Limited 4.00%, 06/01/2017	65,000	66,227

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Intermediate Muni

(formerly, Transamerica Enhanced Muni)

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Pennsylvania (continued)
St. Clair Area School District, General Obligation Limited MAC, 4.00%, 10/01/2021	$ 115,000	$ 126,425
State Public School Building Authority, Revenue Bonds
5.00%, 05/01/2018 - 09/15/2022	540,000	617,017
5.25%, 03/01/2020	170,000	190,198
AGM,
2.00%, 02/15/2017	185,000	185,492
4.00%, 10/01/2018	505,000	531,411
4.75%, 05/01/2017	100,000	101,932
5.00%, 10/01/2020 - 10/01/2023	360,000	415,377
BAM-TCRS,
5.00%, 10/01/2019 - 06/15/2026	1,760,000	2,059,198
Series A, AGM,
4.00%, 10/01/2017 - 10/01/2018	970,000	1,011,359
5.00%, 10/01/2017 - 10/15/2023	3,150,000	3,666,780
Series A, BAM,
5.00%, 06/15/2023	430,000	501,234
Series B, AGM,
5.00%, 06/01/2026 - 06/01/2033	5,930,000	5,951,166
Township of Abington, General Obligation Unlimited 4.00%, 05/15/2017	75,000	76,307
Township of Neshannock, General Obligation Unlimited AGM, 2.00%, 08/01/2017	100,000	100,899
Unity Township Municipal Authority, Revenue Bonds Series A, AGM, 5.00%, 12/01/2022	45,000	53,597
Upper Shenango Valley Water Pollution Control Authority, Revenue Bonds AGM, 2.00%, 10/01/2017	140,000	141,100
West Mifflin Sanitary Sewer Municipal Authority, Revenue Bonds
BAM,
2.30%, 08/01/2025	250,000	250,308
2.63%, 08/01/2028	440,000	439,177
West Mifflin School District, General Obligation Limited AGM, 4.00%, 04/01/2030 - 04/01/2031	2,000,000	2,111,585
West Mifflin School District, General Obligation Unlimited AGM, 5.00%, 10/01/2022	515,000	590,350
York City School District, General Obligation Limited AGM, 4.60%, 06/01/2028	1,000,000	1,064,980

		120,019,639

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Puerto Rico - 0.7%
Commonwealth of Puerto Rico, General Obligation Unlimited
AGM,
5.25%, 07/01/2020	$ 50,000	$ 53,877
5.50%, 07/01/2018 - 07/01/2019	765,000	815,618
AGM-CR,
4.50%, 07/01/2023	30,000	30,034
5.25%, 07/01/2017	150,000	153,696
Series A, AGC,
5.00%, 07/01/2017	35,000	35,805
Series A, AGC-ICC,
5.00%, 07/01/2020	65,000	66,071
5.50%, 07/01/2029	100,000	117,445
Series A, AGC-ICC, FGIC,
5.50%, 07/01/2020	170,000	184,030
Series A, AGM,
4.00%, 07/01/2022	40,000	41,441
5.25%, 07/01/2024	285,000	309,521
Series D, AGM,
4.13%, 07/01/2020	75,000	75,076
Puerto Rico Electric Power Authority, Revenue Bonds
Series DDD, AGM,
5.00%, 07/01/2023	25,000	26,495
Series RR, AGC,
5.00%, 07/01/2028	200,000	200,318
Series RR, AGM,
5.00%, 07/01/2020	1,000,000	1,001,960
Series SS, AGM,
5.00%, 07/01/2019 - 07/01/2030	355,000	355,602
Series TT, AGC,
5.00%, 07/01/2018	10,000	10,197
Series TT, AGM-CR,
4.20%, 07/01/2019	100,000	100,394
5.00%, 07/01/2017	80,000	81,851
Series UU, AGC,
5.00%, 07/01/2026	575,000	582,532
Series UU, AGM,
4.00%, 07/01/2023	50,000	50,162
5.00%, 07/01/2020 - 07/01/2024	580,000	588,274
Series V, AGM,
5.25%, 07/01/2027	80,000	90,503
Puerto Rico Highways & Transportation Authority, Revenue Bonds
AGC-ICC,
5.00%, 07/01/2028	20,000	20,214
Series CC, AGM-CR,
5.50%, 07/01/2029	25,000	29,350
Series D, AGM,
5.00%, 07/01/2027	400,000	404,284
Series E, AGM,
5.50%, 07/01/2017 - 07/01/2023	255,000	277,491
Series L, AGC,
5.25%, 07/01/2017 - 07/01/2019	270,000	284,065

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Intermediate Muni

(formerly, Transamerica Enhanced Muni)

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Puerto Rico (continued)
Puerto Rico Highways & Transportation Authority, Revenue Bonds (continued)
Series N, AGC,
5.25%, 07/01/2034	$ 75,000	$ 87,941
Series N, AGM-CR, AGC-ICC,
5.50%, 07/01/2025	95,000	108,103
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series A, AGM,
5.00%, 08/01/2019 - 08/01/2030	595,000	603,416
5.25%, 08/01/2017 - 08/01/2020	170,000	172,568
Series C, AGC,
5.25%, 08/01/2020	90,000	94,683
Series C, AGM,
5.25%, 08/01/2017	2,420,000	2,486,889
Puerto Rico Public Buildings Authority, Revenue Bonds
Series C, AGC-ICC, AGM-CR,
5.75%, 07/01/2017	375,000	385,477
Series L, AGM-CR,
5.50%, 07/01/2021	125,000	137,099

		10,062,482

Rhode Island - 0.6%
Providence Redevelopment Agency, Revenue Bonds Series A, AGM, 5.00%, 04/01/2025	715,000	847,382
Rhode Island Commerce Corp., Revenue Bonds Series A, AGC, 5.25%, 06/15/2021	50,000	55,462
Rhode Island Health & Educational Building Corp., Revenue Bonds
5.00%, 05/15/2028 - 05/15/2029	2,500,000	2,939,875
AGM,
4.00%, 05/15/2023 - 05/15/2024	1,905,000	2,128,080
Series C,
5.00%, 09/15/2027 - 09/15/2029	445,000	538,918
Rhode Island Turnpike & Bridge Authority, Revenue Bonds Series A, 5.00%, 10/01/2024	300,000	366,570
Tobacco Settlement Financing Corp., Revenue Bonds Series A, 5.00%, 06/01/2023 - 06/01/2027	1,130,000	1,291,915
Town of West Greenwich, General Obligation Unlimited 3.00%, 08/15/2017	235,000	239,122
Town of West Warwick, General Obligation Unlimited Series A, BAM, 5.00%, 10/01/2019	165,000	181,516

		8,588,840

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
South Carolina - 1.2%
County of Newberry, Revenue Bonds AGC, 4.20%, 12/01/2018	$ 75,000	$ 75,202
Greenville County School District, Revenue Bonds 5.00%, 12/01/2028	100,000	100,355
Kershaw County School District, Revenue Bonds
BAM,
3.00%, 12/01/2026	2,500,000	2,605,475
3.38%, 12/01/2029	300,000	312,255
Lee County School Facilities, Inc., Revenue Bonds AGM, 3.00%, 12/01/2030	2,350,000	2,257,692
Lexington County Health Services District, Inc., Revenue Bonds 5.00%, 11/01/2034 - 11/01/2035	3,320,000	3,864,139
Piedmont Municipal Power Agency, Revenue Bonds Series A-4, 5.00%, 01/01/2020	35,000	39,062
SCAGO Educational Facilities Corp. for Cherokee School District No. 1, Revenue Bonds 5.00%, 12/01/2020	800,000	910,264
SCAGO Educational Facilities Corp. for Colleton School District, Revenue Bonds 5.00%, 12/01/2020	1,000,000	1,132,730
SCAGO Educational Facilities Corp. for Union School District, Revenue Bonds 2.00%, 12/01/2016	100,000	100,094
SCAGO Educational Facilities Corp. for Williamsburg School District, Revenue Bonds Series B, BAM, 5.00%, 12/01/2024 - 12/01/2025	1,440,000	1,722,025
South Carolina Jobs-Economic Development Authority, Revenue Bonds 5.00%, 10/01/2026 (B)	3,625,000	3,941,209
South Carolina Public Service Authority, Revenue Bonds Series C, 5.00%, 12/01/2025	290,000	356,738
South Carolina State Housing Finance & Development Authority, Revenue Bonds GNMA, FNMA, FHLMC, 2.00%, 07/01/2020	100,000	101,777
South Carolina Transportation Infrastructure Bank, Revenue Bonds Series B, 5.00%, 10/01/2017	75,000	77,874

		17,596,891

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Intermediate Muni

(formerly, Transamerica Enhanced Muni)

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
South Dakota - 0.2%
City of Deadwood, Certificate of Participation 3.00%, 11/01/2020	$ 995,000	$ 1,039,715
South Dakota Health & Educational Facilities Authority, Revenue Bonds
5.00%, 11/01/2026	250,000	305,575
Series B,
3.00%, 08/01/2019 - 08/01/2021	1,315,000	1,392,643
South Dakota Housing Development Authority, Revenue Bonds Series B, 3.13%, 11/01/2036	950,000	928,530
South Dakota State Building Authority, Revenue Bonds NATL, 4.50%, 06/01/2019	50,000	51,086

		3,717,549

Tennessee - 0.4%
Chattanooga Health Educational & Housing Facility Board, Revenue Bonds 5.00%, 10/01/2027	785,000	936,301
Knox County First Utility District, Revenue Bonds NATL, 4.25%, 12/01/2018	50,000	50,148
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Revenue Bonds 5.00%, 07/01/2031	400,000	475,928
Metropolitan Government of Nashville & Davidison County Electric Revenue, Revenue Bonds Series B, 4.00%, 05/15/2017	175,000	178,145
Tennessee Housing Development Agency, Revenue Bonds
2.35%, 07/01/2021	1,910,000	1,973,278
Series 2B,
2.30%, 01/01/2022	370,000	386,539
2.50%, 01/01/2023	390,000	404,473
2.70%, 07/01/2024	675,000	700,380
2.90%, 07/01/2025	520,000	540,161
Tennessee State School Bond Authority, Revenue Bonds Series C, 5.00%, 05/01/2019	30,000	32,963

		5,678,316

Texas - 8.3%
Alamo Community College District, General Obligation Limited 3.00%, 02/15/2017	120,000	120,806
Aledo Independent School District, General Obligation Unlimited 5.00%, 02/15/2036	1,250,000	1,491,550
Arlington Higher Education Finance Corp., Revenue Bonds Series A, 3.80%, 08/15/2026	350,000	352,425

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Texas (continued)
Belmont Fresh Water Supply District No. 1, General Obligation Unlimited BAM, 5.50%, 03/01/2018 - 03/01/2020	$ 665,000	$ 716,731
Bexar County Health Facilities Development Corp., Revenue Bonds
4.00%, 07/15/2036	2,000,000	2,014,320
5.00%, 07/15/2023 - 07/15/2026	865,000	1,007,124
Board of Managers Joint Guadalupe County-City of Seguin Hospital, Revenue Bonds 5.00%, 12/01/2016 - 12/01/2022	5,745,000	6,276,521
Brazoria-Fort Bend County Municipal Utility District No. 1, General Obligation Unlimited
AGM,
3.00%, 09/01/2024	50,000	53,019
BAM,
2.00%, 09/01/2019	830,000	844,392
MAC,
3.00%, 09/01/2022	1,040,000	1,106,414
Burleson Independent School District, General Obligation Unlimited 4.00%, 08/01/2017	100,000	102,414
Canyon Regional Water Authority, Revenue Bonds 4.00%, 08/01/2029	1,100,000	1,238,996
Centerville Independent School District, General Obligation Unlimited 4.00%, 08/15/2036 - 08/15/2044	3,435,000	3,613,748
Cinco Southwest Municipal Utility District No. 1, Revenue Bonds BAM, 2.00%, 12/01/2018	570,000	577,074
City of Beaumont Waterworks & Sewer System Revenue, Revenue Bonds Series A, BAM, 5.00%, 09/01/2027	720,000	879,941
City of Corpus Christi Utility System Revenue, Revenue Bonds 5.00%, 07/15/2019	60,000	66,096
City of Dallas, General Obligation Limited 5.00%, 02/15/2018	205,000	207,501
City of Denton, General Obligation Limited 4.00%, 02/15/2017	125,000	126,208
City of Denton Utility System Revenue, Revenue Bonds AMBAC, 4.38%, 12/01/2021	100,000	103,918
City of Fort Worth Water & Sewer System Revenue, Revenue Bonds 4.00%, 02/15/2017	60,000	60,580
City of Georgetown Utility System Revenue, Revenue Bonds 3.00%, 08/15/2017	55,000	55,960
City of Houston, Revenue Bonds 4.00%, 09/01/2017	215,000	220,409
City of Laredo International Toll Bridge System Revenue, Revenue Bonds AGM, 5.00%, 10/01/2022 - 10/01/2023	185,000	219,282

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Intermediate Muni

(formerly, Transamerica Enhanced Muni)

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Texas (continued)
City of Laredo Waterworks & Sewer System Revenue, Revenue Bonds 5.00%, 03/01/2017	$ 250,000	$ 253,485
City of Longview Waterworks & Sewer System Revenue, Revenue Bonds 4.00%, 03/01/2017	65,000	65,694
City of Paso Water & Sewer Revenue, Revenue Bonds 4.00%, 03/01/2017	55,000	55,608
City of Pearland, General Obligation Limited 5.00%, 03/01/2023	25,000	30,081
City of Pflugerville, General Obligation Limited 4.00%, 08/01/2022 - 08/01/2024	270,000	310,238
City of Westworth Village, General Obligation Limited BAM, 3.00%, 08/15/2019	35,000	36,866
Clifton Higher Education Finance Corp., Revenue Bonds
3.00%, 08/15/2017	200,000	203,432
Series A,
4.00%, 08/15/2032 - 08/15/2033	1,400,000	1,528,958
5.00%, 08/15/2034 - 08/15/2035	2,925,000	3,467,989
County of Bexar, General Obligation Limited 4.75%, 06/15/2038	100,000	102,484
County of Dallas, General Obligation Limited 5.00%, 02/15/2017	100,000	101,263
County of Hays, General Obligation Unlimited 5.00%, 02/15/2017	100,000	101,254
County of Titus, General Obligation Unlimited AGM, 2.00%, 03/01/2017 (E)	410,000	411,529
Cypress Ranch Water Control & Improvement District No. 1, General Obligation Unlimited BAM, 4.00%, 08/15/2029 (E)	325,000	363,395
Cypress-Fairbanks Independent School District, General Obligation Unlimited
Series B-1,
3.00% (A), 02/15/2036	300,000	314,556
Series B-3,
1.05% (A), 02/15/2044	100,000	99,892
Dallas County Flood Control District No. 1, General Obligation Unlimited 5.00%, 04/01/2017 - 04/01/2024 (B)	8,465,000	9,122,452
Denton County Fresh Water Supply District No. 10, General Obligation Unlimited
AGM,
2.75%, 09/01/2029 - 09/01/2030	1,700,000	1,643,685
3.00%, 09/01/2026 - 09/01/2034	2,785,000	2,699,128
3.13%, 09/01/2036	165,000	157,889

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Texas (continued)
Denver City Independent School District, General Obligation Unlimited Series B, 5.00%, 02/15/2027	$ 100,000	$ 113,511
Dickinson Independent School District, General Obligation Unlimited 1.05% (A), 08/01/2037	250,000	250,125
El Paso County Hospital District, General Obligation Limited 5.00%, 08/15/2020 - 08/15/2022	430,000	492,469
Faulkey Gully Municipal Utility District, General Obligation Unlimited MAC, 3.00%, 03/01/2017	100,000	100,712
Fort Bend County Levee Improvement District No. 15, General Obligation Unlimited BAM, 4.00%, 09/01/2029 - 09/01/2032	1,085,000	1,174,015
Fort Bend County Levee Improvement District No. 7, General Obligation Unlimited 3.00%, 03/01/2023	250,000	268,998
Fort Bend County Municipal Utility District No. 151, General Obligation Unlimited MAC, 3.00%, 09/01/2026	145,000	150,095
Fort Bend County Municipal Utility District No. 169, Revenue Bonds AGM, 3.00%, 12/01/2023	210,000	222,482
Fort Bend County Municipal Utility District No. 182, General Obligation Unlimited BAM, 4.00%, 09/01/2022 - 09/01/2023	820,000	912,744
Fort Bend County Municipal Utility District No. 23, General Obligation Unlimited BAM, 3.00%, 09/01/2019	60,000	62,753
Fort Bend County Municipal Utility District No. 57, General Obligation Unlimited AGM, 3.00%, 04/01/2024	125,000	131,558
Garner Independent School District, General Obligation Unlimited 4.00%, 02/15/2017	115,000	116,094
Goose Creek Consolidated Independent School District, General Obligation Unlimited Series B, 3.00% (A), 02/15/2035	175,000	177,737
Grapevine-Colleyville Independent School District, General Obligation Unlimited Series B, 2.50% (A), 08/01/2036	165,000	166,853
Harris County Cultural Education Facilities Finance Corp., Revenue Bonds
Series A,
4.38%, 11/15/2021	20,000	21,798

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Intermediate Muni

(formerly, Transamerica Enhanced Muni)

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Texas (continued)
Harris County Cultural Education Facilities Finance Corp., Revenue Bonds (continued)
Series B,
5.25%, 12/01/2017	$ 40,000	$ 41,841
5.50%, 12/01/2018	200,000	217,798
Harris County Municipal Utility District No. 167, General Obligation Unlimited BAM, 3.00%, 09/01/2029	600,000	612,228
Harris County Municipal Utility District No. 287, General Obligation Unlimited AGM, 2.00%, 09/01/2017 (E)	100,000	100,922
Harris County Municipal Utility District No. 304, General Obligation Unlimited BAM, 4.00%, 09/01/2026 - 09/01/2028	400,000	450,085
Harris County Municipal Utility District No. 412, General Obligation Unlimited
MAC,
2.00%, 09/01/2019	125,000	127,378
3.00%, 09/01/2021	100,000	106,838
Harris County Municipal Utility District No. 419, General Obligation Unlimited Series A, BAM, 3.00%, 09/01/2026	140,000	145,821
Harris County Municipal Utility District No. 500, General Obligation Unlimited AGM, 3.00%, 12/01/2034 - 12/01/2035 (E)	1,770,000	1,715,665
Harris-Fort Bend Counties Municipal Utility District No. 3, General Obligation Unlimited Series A, AGM, 5.50%, 04/01/2024	375,000	460,909
Houston Higher Education Finance Corp., Revenue Bonds
5.00%, 08/15/2024	490,000	602,127
Series A,
4.00%, 02/15/2017	280,000	282,635
5.00%, 05/15/2047	125,000	127,838
Houston Independent School District, General Obligation Limited 5.00%, 02/15/2022	75,000	75,931
Houston Independent School District, Revenue Bonds 5.00%, 09/15/2017	110,000	113,994
Lake Dallas Independent School District, General Obligation Unlimited Zero Coupon, 08/16/2029 - 08/16/2030	1,730,000	1,197,460
Laredo Independent School District, General Obligation Unlimited 5.00%, 08/01/2019	75,000	82,586
Leander Independent School District, General Obligation Unlimited
Zero Coupon, 08/15/2017	140,000	135,600
5.00%, 08/15/2023	100,000	103,323

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Texas (continued)
Lower Colorado River Authority, Revenue Bonds 5.00%, 05/15/2020	$ 35,000	$ 39,417
Magnolia Independent School District, General Obligation Unlimited 5.00%, 08/15/2018	90,000	93,035
Main Street Market Square Redevelopment Authority, Tax Allocation BAM, 4.00%, 09/01/2022	675,000	757,397
Metropolitan Transit Authority of Harris County, Revenue Bonds Series A, 5.00%, 11/01/2020	40,000	44,677
Montgomery County Municipal Utility District No. 112, General Obligation Unlimited BAM, 2.50%, 10/01/2022	85,000	86,440
Montgomery County Municipal Utility District No. 113, General Obligation Unlimited
AGM,
3.00%, 09/01/2030 - 09/01/2033	1,460,000	1,468,314
3.13%, 09/01/2034	260,000	260,660
3.25%, 09/01/2035	355,000	357,765
Montgomery County Municipal Utility District No. 60, General Obligation Unlimited 2.00%, 09/01/2017	200,000	201,844
Montgomery County Municipal Utility District No. 83, General Obligation Unlimited NATL, 2.00%, 09/01/2018 (E)	80,000	80,947
New Hope Cultural Education Facilities Finance Corp., Revenue Bonds
3.00%, 07/01/2021	580,000	577,158
4.00%, 07/01/2023 - 07/01/2028	2,835,000	2,863,429
Series A, AGM,
4.00%, 04/01/2019	100,000	105,483
Series A1,
3.00%, 07/01/2019 - 07/01/2020	175,000	182,063
4.00%, 07/01/2021 - 07/01/2036	2,760,000	2,950,232
5.00%, 07/01/2031 - 07/01/2046	1,755,000	1,996,179
Series B,
3.00%, 07/01/2017 - 07/01/2020	760,000	776,081
4.00%, 07/01/2021 - 07/01/2031	3,360,000	3,564,284
4.25%, 07/01/2036	2,400,000	2,465,064
Series C,
5.00%, 07/01/2022 - 07/01/2026	950,000	1,030,854
Newark Higher Education Finance Corp., Revenue Bonds Series A, 4.00%, 08/15/2024	465,000	538,768
North Central Texas Health Facility Development Corp., Revenue Bonds 5.00%, 08/15/2022	90,000	107,383

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Intermediate Muni

(formerly, Transamerica Enhanced Muni)

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Texas (continued)
North East Independent School District, General Obligation Unlimited Series B, 1.42% (A), 08/01/2040	$ 7,500,000	$ 7,449,300
North Texas Tollway Authority, Revenue Bonds Series A, 5.00%, 01/01/2026	1,000,000	1,203,790
Northeast Higher Education Finance Corp., Revenue Bonds Series A, 4.00%, 08/15/2025	115,000	130,649
Northside Independent School District, General Obligation Unlimited 1.20% (A), 08/01/2040	100,000	100,177
Northwest Harris County Municipal Utility District No. 19, General Obligation Unlimited
BAM,
3.00%, 10/01/2028	520,000	532,849
3.13%, 10/01/2029 - 10/01/2030	1,325,000	1,354,304
3.25%, 10/01/2031	1,430,000	1,458,371
Pottsboro Higher Education Finance Corp., Revenue Bonds Series A, 3.88%, 08/15/2026	415,000	409,489
Rockwall Independent School District, General Obligation Unlimited 2.00%, 02/15/2017	110,000	110,439
State of Texas, General Obligation Unlimited Series B, 4.00%, 04/01/2017	40,000	40,560
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds
5.25%, 11/15/2037	485,000	507,552
Series B, AGC,
4.50%, 09/01/2019	65,000	70,476
Tarrant Regional Water District, Revenue Bonds 5.00%, 03/01/2017	75,000	76,084
Texas Public Finance Authority, Revenue Bonds
BAM,
4.00%, 05/01/2029 - 05/01/2033	4,245,000	4,551,971
5.00%, 05/01/2022	2,045,000	2,371,914
Series A,
5.00%, 01/01/2017	75,000	75,548
Town of Flower Mound, General Obligation Limited 4.00%, 03/01/2029 - 03/01/2036	2,455,000	2,684,931
Travis County Municipal Utility District No. 4, General Obligation Unlimited AGM, 4.00%, 09/01/2033 - 09/01/2035	1,000,000	1,079,065
Trophy Club Public Improvement District No. 1, Special Assessment AGM, 3.00%, 06/01/2023 - 06/01/2024	1,502,000	1,580,015

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Texas (continued)
University of Houston, Revenue Bonds Series A, 5.00%, 02/15/2024	$ 40,000	$ 46,147
University of Texas System, Revenue Bonds Series B, 2.50% (A), 08/15/2036	11,000,000	10,645,580
Viridian Municipal Management District, General Obligation Unlimited
BAM,
Zero Coupon, 12/01/2020	110,000	103,167
4.00%, 12/01/2038	450,000	475,452
6.00%, 12/01/2022 - 12/01/2034	4,900,000	6,256,467
Washington County Junior College District, Revenue Bonds BAM, 5.00%, 10/01/2023 - 10/01/2025	2,025,000	2,488,985
West Harris County Regional Water Authority, Revenue Bonds Series A, 2.00%, 12/15/2016	385,000	385,577
West Ranch Management District, General Obligation Unlimited MAC, 4.00%, 09/01/2032	380,000	408,538

		120,733,101

Utah - 0.9%
City of Riverton, Revenue Bonds 5.00%, 08/15/2018	75,000	80,249
City of South Jordan, Special Assessment 3.13%, 11/01/2036	4,010,000	3,888,256
City of St. George Electric Revenue, Revenue Bonds AGM, 5.00%, 06/01/2033	1,000,000	1,197,720
Intermountain Power Agency, Revenue Bonds Series A, AMBAC, 5.00%, 07/01/2017	50,000	51,414
Jordan Valley Water Conservancy District, Revenue Bonds Series A, 5.00%, 10/01/2034 - 10/01/2035	1,020,000	1,184,903
Utah Charter School Finance Authority, Revenue Bonds
3.00%, 10/15/2017	190,000	193,469
4.00%, 04/15/2020 - 10/15/2029	3,515,000	3,897,589
4.25%, 04/15/2034	170,000	181,290
4.30%, 04/15/2025 (B) (C)	750,000	759,938
Series A,
5.00%, 10/15/2024 - 10/15/2025	1,360,000	1,627,218
Utah State Board of Regents, Revenue Bonds Series EE-2, 5.00%, 11/01/2019	40,000	44,658
Washington County Water Conservancy District, Revenue Bonds 5.00%, 10/01/2022	50,000	59,178

		13,165,882

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Intermediate Muni

(formerly, Transamerica Enhanced Muni)

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Vermont - 0.3%
City of Burlington, General Obligation Unlimited Series A, AGM, 5.00%, 11/01/2032 - 11/01/2035	$ 1,255,000	$ 1,441,769
Vermont Educational & Health Buildings Financing Agency, Revenue Bonds
5.00%, 10/01/2029 - 10/01/2030	1,010,000	1,176,283
Series A,
5.00%, 12/01/2026 - 12/01/2027	1,700,000	2,082,744

		4,700,796

Virginia - 1.3%
Alexandria Industrial Development Authority, Revenue Bonds 4.00%, 10/01/2019 - 10/01/2020	990,000	1,068,066
Capital Region Airport Commission, Revenue Bonds Series A, 5.00%, 07/01/2028 - 07/01/2033	1,385,000	1,675,163
County of Fairfax Sewer Revenue, Revenue Bonds 5.00%, 07/15/2017	50,000	51,523
Fairfax County Water Authority, Revenue Bonds 5.00%, 04/01/2017	70,000	71,271
Hampton Roads Sanitation District, Revenue Bonds 4.00%, 11/01/2017	50,000	51,623
Louisa Industrial Development Authority, Revenue Bonds Series C, 0.70% (A), 11/01/2035	3,000,000	2,999,670
Virginia College Building Authority, Revenue Bonds
Series A,
3.00%, 09/01/2035 - 09/01/2036	6,060,000	5,949,088
Series B,
5.00%, 09/01/2028	50,000	55,563
Virginia Housing Development Authority, Revenue Bonds
Series B,
1.20%, 11/01/2019	6,150,000	6,136,101
1.35%, 11/01/2020	255,000	255,362
2.15%, 11/01/2024	125,000	127,852
Series C-8,
1.00%, 10/01/2017	100,000	100,104

		18,541,386

Washington - 0.4%
Central Puget Sound Regional Transit Authority, Revenue Bonds NATL, 4.75%, 02/01/2028	50,000	53,277
City of Seattle Municipal Light & Power Revenue, Revenue Bonds Series A, 5.00%, 02/01/2017	75,000	75,814

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Washington (continued)
City of Seattle Water System Revenue, Revenue Bonds AGM, 5.00%, 02/01/2017	$ 175,000	$ 176,914
Clark County Public Utility District No. 1, Revenue Bonds 5.00%, 01/01/2024	100,000	122,553
Energy Northwest, Revenue Bonds Series A, 5.25%, 07/01/2018	35,000	37,519
King County School District No. 407, General Obligation Unlimited 5.63%, 12/01/2023	80,000	87,842
Port of Seattle, Revenue Bonds Series A, 5.00%, 08/01/2018	25,000	26,786
Public Utility District No. 1 of Cowlitz County, Revenue Bonds 5.00%, 09/01/2019	155,000	171,157
Snohomish County Public Utility District No. 1, Revenue Bonds 5.00%, 12/01/2021	25,000	29,459
State of Washington, Certificate of Participation Series A, 3.00%, 07/01/2017	100,000	101,493
State of Washington, General Obligation Unlimited
Series B,
5.00%, 07/01/2028	65,000	66,860
Series B-2,
5.00%, 08/01/2017	75,000	77,432
Series C, NATL,
5.00%, 01/01/2032	50,000	50,358
Series R-C,
5.00%, 07/01/2025	3,000,000	3,663,750
Washington Health Care Facilities Authority, Revenue Bonds
Series A,
5.00%, 10/01/2019 - 08/15/2020	60,000	67,597
Series B,
4.00%, 08/15/2018	550,000	579,177
Washington State Housing Finance Commission, Revenue Bonds 3.20%, 07/01/2021 (B)	500,000	495,385

		5,883,373

West Virginia - 0.0% (D)
Concord University, Revenue Bonds AGM, 5.00%, 06/01/2018	240,000	253,661
Putnam County Board of Education, General Obligation Unlimited 4.00%, 05/01/2017	100,000	101,660
West Virginia University, Revenue Bonds Series A, 5.00%, 10/01/2024	25,000	29,827

		385,148

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Intermediate Muni

(formerly, Transamerica Enhanced Muni)

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Wisconsin - 1.3%
Central Brown County Water Authority, Revenue Bonds Series A, 5.00%, 11/01/2019	$ 50,000	$ 55,713
City of Kaukauna Electric System Revenue, Revenue Bonds BAM, 2.00%, 12/15/2018	125,000	126,966
Milwaukee Housing Authority, Revenue Bonds Series A, 3.38%, 07/01/2029	700,000	747,173
Public Finance Authority, Revenue Bonds
3.00%, 08/01/2017	65,000	65,831
Series A,
4.00%, 12/01/2027	2,610,000	2,682,062
4.50%, 09/01/2026	170,000	169,323
4.75%, 12/01/2035	650,000	677,742
5.00%, 06/01/2027	300,000	361,230
State of Wisconsin, Revenue Bonds Series A, 5.00%, 05/01/2019	25,000	27,465
Wisconsin Health & Educational Facilities Authority, Revenue Bonds
3.00%, 12/01/2032 - 12/01/2033	2,180,000	2,145,189
5.00%, 08/15/2022 - 12/01/2031	3,480,000	4,165,700
Series B,
5.00%, 08/15/2018	125,000	133,773
Series B-4,
5.00% (A), 11/15/2043	105,000	121,722
Wisconsin Housing & Economic Development Authority, Revenue Bonds Series B, FNMA, 3.15%, 09/01/2030	6,830,000	7,064,542

		18,544,431

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Wyoming - 0.3%
Wyoming Community Development Authority, Revenue Bonds Series 2, 2.95%, 06/01/2033	$ 5,045,000	$ 4,889,917

Total Municipal Government Obligations (Cost $1,385,946,078)		1,392,965,348

	Shares	Value
INVESTMENT COMPANIES - 0.1%
U.S. Fixed Income Funds - 0.1%
PIMCO Municipal Income Fund III	10,000	119,800
Pioneer Municipal High Income Advantage Trust	22,558	287,615
Pioneer Municipal High Income Trust	18,000	227,700

Total Investment Companies (Cost $670,424)		635,115

	Principal	Value
REPURCHASE AGREEMENT - 5.9%
State Street Bank & Trust Co. 0.03% (H), dated 10/31/2016, to be repurchased at $86,700,612 on 11/01/2016. Collateralized by a U.S. Government Agency Obligation, 0.88%, due 02/22/2017, and with a value of $88,435,394.	$ 86,700,540	86,700,540

Total Repurchase Agreement (Cost $86,700,540)		86,700,540

Total Investments (Cost $1,473,317,042) (I)		1,480,301,003
Net Other Assets (Liabilities) - (1.4)%		(20,607,763)

Net Assets - 100.0%		$ 1,459,693,240

SECURITY VALUATION:

Valuation Inputs (J)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Municipal Government Obligations	$—	$1,392,965,348	$—	$1,392,965,348
Investment Companies	635,115	—	—	635,115
Repurchase Agreement	—	86,700,540	—	86,700,540

Total Investments	$635,115	$1,479,665,888	$—	$1,480,301,003

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Intermediate Muni

(formerly, Transamerica Enhanced Muni)

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of October 31, 2016.
(B)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, the total value of 144A securities is $34,805,735, representing 2.4% of the Fund’s net assets.
(C)	Illiquid securities. At October 31, 2016, total value of illiquid securities is $11,219,106, representing 0.8% of the Fund’s net assets.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	Securities on a when-issued, delayed-delivery, or forward commitment basis. Securities to be settled and delivered after October 31, 2016.
(F)	Restricted securities. At October 31, 2016, the restricted securities held by the Fund are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Municipal Government Obligations	Solaris Metropolitan District No. 3, General Obligation Limited, Series A, 3.75%, 12/01/2026	10/07/2016	$640,010	$633,888	0.1%

Municipal Government Obligations	Southglenn Metropolitan District, General Obligation Limited, 3.00%, 12/01/2021	09/14/2016	996,640	985,080	0.1

Municipal Government Obligations	Miami-Dade County Industrial Development Authority, Revenue Bonds, 5.00%, 09/15/2034	07/24/2014	129,665	141,167	0.0	(D)

Municipal Government Obligations	County of Nez Perce, Revenue Bonds, 2.75%, 10/01/2024	07/29/2016	4,500,010	4,409,640	0.3

Municipal Government Obligations	Idaho Housing & Finance Association, Revenue Bonds, Series A, 4.00%, 07/01/2026	08/04/2016	413,327	407,299	0.0	(D)

Municipal Government Obligations	Idaho Housing & Finance Association, Revenue Bonds, Series A, 5.00%, 06/01/2035	04/06/2015	499,875	534,377	0.1

Municipal Government Obligations	Jennings County School Building Corp., Revenue Bonds, 3.00%, 01/15/2020	07/09/2015	348,619	355,912	0.0	(D)

Municipal Government Obligations	City of St. Cloud, Revenue Bonds, Series A, 3.00%, 04/01/2021	04/08/2016	250,010	249,860	0.0	(D)

Municipal Government Obligations	City of St. Cloud, Revenue Bonds, Series A, 3.75%, 04/01/2026	04/08/2016	500,010	501,960	0.0	(D)

Municipal Government Obligations	City of Stillwater, Tax Allocation, 3.00%, 02/01/2021	07/20/2016	212,011	208,922	0.0	(D)

Municipal Government Obligations	City of Stillwater, Tax Allocation, 3.00%, 02/01/2022	07/20/2016	435,138	428,081	0.0	(D)

Municipal Government Obligations	City of Stillwater, Tax Allocation, 3.00%, 02/01/2023	07/20/2016	450,648	442,599	0.0	(D)

Municipal Government Obligations	City of Stillwater, Tax Allocation, 3.00%, 02/01/2024	07/20/2016	458,614	449,713	0.0	(D)

Municipal Government Obligations	City of Stillwater, Tax Allocation, 3.00%, 02/01/2025	07/20/2016	420,875	412,050	0.0	(D)

Municipal Government Obligations	City of Stillwater, Tax Allocation, 3.00%, 02/01/2026	07/20/2016	253,770	248,452	0.0	(D)

Municipal Government Obligations	City of Stillwater, Tax Allocation, 3.00%, 02/01/2027	07/20/2016	493,680	482,616	0.0	(D)

Municipal Government Obligations	City of Stillwater, Tax Allocation, 4.00%, 02/01/2030	07/20/2016	800,148	783,150	0.1

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Intermediate Muni

(formerly, Transamerica Enhanced Muni)

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Municipal Government Obligations	Dakota County Community Development Agency, Revenue Bonds, Series A, 5.00%, 09/01/2029	09/04/2014	$718,870	$758,636	0.1%

Municipal Government Obligations	Housing & Redevelopment Authority of The City of St. Paul, Revenue Bonds, Series B, 4.25%, 04/01/2025	06/19/2015	200,007	205,650	0.0	(D)

Municipal Government Obligations	Essex County Improvement Authority, Revenue Bonds, Series A, 5.00%, 12/01/2035	12/10/2015	535,004	566,613	0.1

Municipal Government Obligations	Dayton-Montgomery County Port Authority, Revenue Bonds, Series 1, 6.13%, 01/15/2025	10/08/2015	730,010	745,717	0.1

Municipal Government Obligations	Madison Local School District, General Obligation Limited, 2.00%, 10/05/2017	09/29/2016	1,388,623	1,388,571	0.1

Municipal Government Obligations	County of Gilliam, Revenue Bonds, 1.50%, 10/01/2018	03/02/2016	99,760	100,661	0.0	(D)

Total			$15,475,324	$15,440,614	1.1%

(G)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of October 31, 2016; the maturity date disclosed is the ultimate maturity date.
(H)	Rate disclosed reflects the yield at October 31, 2016.
(I)	Aggregate cost for federal income tax purposes is $1,473,318,122. Aggregate gross unrealized appreciation and depreciation for all securities is $17,894,748 and $10,911,867, respectively. Net unrealized appreciation for tax purposes is $6,982,881.
(J)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

MUNICIPAL INSURER ABBREVIATIONS:

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	AMBAC Financial Group, Inc.
BAM	Build America Mutual Assurance Co.
BHAC	Berkshire Hathaway Assurance Corp.
FGIC	Financial Guaranty Insurance Co.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
MAC	Municipal Assurance Corp.
MBIA	National Public Finance Guarantee Corp. (formerly Municipal Bond Insurance Association)
NATL	National Public Finance Guarantee Corp.
XCLA	Syncora (formerly XL Capital Assurance, Inc.)

PORTFOLIO ABBREVIATIONS:

CR	Custodian Receipts
IBC	Insured Bond Certificate
ICC	Insured Custody Certificate
TCRS	Temporary Custodian Receipts

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica International Equity

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Shares	Value
COMMON STOCKS - 95.4%
Australia - 3.9%
BHP Billiton PLC, ADR (A)	629,269	$ 19,029,095
Challenger, Ltd.	6,322,061	51,746,891
Coca-Cola Amatil, Ltd.	1,745,390	12,666,428
Sonic Healthcare, Ltd.	2,194,800	34,209,775
South32, Ltd.	13,587,270	26,563,093

		144,215,282

Belgium - 1.0%
Groupe Bruxelles Lambert SA	435,320	37,446,101

Denmark - 1.0%
TDC A/S, Class B (B)	6,731,900	37,147,752

France - 10.1%
Airbus Group SE	313,100	18,611,659
Arkema SA	290,965	27,590,369
Bollore SA	5,264,000	17,335,672
Engie SA (A)	3,989,800	57,528,726
Rexel SA	2,481,693	34,421,267
Sanofi	889,600	69,296,601
TOTAL SA	714,300	34,281,858
Veolia Environnement SA	2,846,881	62,128,268
Vivendi SA	2,532,924	51,217,142

		372,411,562

Germany - 10.2%
Allianz SE, Class A	231,200	36,039,580
Deutsche Boerse AG (B)	545,500	42,444,558
Infineon Technologies AG	1,959,727	35,184,362
Merck KGaA	411,000	42,257,084
METRO AG	1,409,800	42,234,231
SAP SE	665,747	58,641,314
Siemens AG, Class A	519,500	58,995,597
Talanx AG (B)	863,251	26,794,352
TUI AG	2,474,302	31,453,199

		374,044,277

Hong Kong - 4.0%
Cheung Kong Property Holdings, Ltd.	5,407,500	40,056,588
CK Hutchison Holdings, Ltd.	4,040,100	49,983,250
First Pacific Co., Ltd.	11,915,012	9,033,566
Guangdong Investment, Ltd.	27,162,100	41,046,710
Noble Group, Ltd. (B)	68,168,400	8,133,660

		148,253,774

Ireland - 2.0%
DCC PLC	192,900	15,736,714
Ryanair Holdings PLC, ADR (B)	261,612	19,644,445
Smurfit Kappa Group PLC, Class B	1,689,700	37,023,178

		72,404,337

Israel - 1.9%
Teva Pharmaceutical Industries, Ltd., ADR	1,675,100	71,593,774

Italy - 3.9%
Azimut Holding SpA (A)	1,388,886	22,290,383
Davide Campari (C)	981,841	9,888,964
Davide Campari-Milano SpA	709,348	7,144,453
Eni SpA, Class B	2,576,400	37,361,101
Mediobanca SpA (A)	5,879,292	43,080,412
Prysmian SpA	1,010,449	25,146,032

		144,911,345

	Shares	Value
COMMON STOCKS (continued)
Japan - 26.3%
Astellas Pharma, Inc.	3,311,800	$ 49,249,090
Bridgestone Corp.	945,700	35,304,811
Coca-Cola East Japan Co., Ltd.	1,855,200	40,971,138
Daiwa Securities Group, Inc. (A)	7,374,500	44,140,113
Denka Co., Ltd.	4,996,300	22,725,614
Electric Power Development Co., Ltd.	891,100	20,792,617
FamilyMart UNY Holdings Co., Ltd. (A)	312,300	19,595,061
FANUC Corp.	239,200	44,888,490
FUJIFILM Holdings Corp.	750,900	28,462,167
Hitachi, Ltd. (A)	11,874,800	63,320,188
Japan Airlines Co., Ltd.	1,256,300	37,088,822
Komatsu, Ltd. (A)	1,090,200	24,357,191
Kuraray Co., Ltd.	2,910,900	44,245,014
Mitsubishi Corp.	1,208,000	26,390,083
Mitsubishi Heavy Industries, Ltd. (A)	7,778,400	33,332,821
MS&AD Insurance Group Holdings, Inc.	1,688,700	50,272,923
NEC Corp.	16,293,500	43,658,563
Nippon Telegraph & Telephone Corp.	537,500	23,884,333
ORIX Corp.	3,643,900	57,870,844
Resona Holdings, Inc.	7,172,200	31,870,365
SoftBank Group Corp. (A)	851,700	53,618,036
Sony Corp.	1,753,100	56,185,459
Square Enix Holdings Co., Ltd.	743,900	24,685,534
Sumitomo Mitsui Financial Group, Inc.	1,353,000	47,129,866
Toyota Motor Corp.	773,100	44,814,293

		968,853,436

Macau - 0.6%
MGM China Holdings, Ltd.	13,233,000	21,908,404

Mexico - 0.8%
Grupo Televisa SAB, ADR	1,200,071	29,437,742

Netherlands - 6.3%
Akzo Nobel NV	507,894	32,828,001
Boskalis Westminster	560,100	18,073,513
Delta Lloyd NV	5,266,258	31,853,509
Heineken Holding NV, Class A	679,148	52,269,452
Koninklijke Philips NV	2,393,656	72,154,899
Steinhoff International Holdings NV (A)	4,411,537	23,815,020

		230,994,394

Republic of Korea - 0.6%
Samsung Electronics Co., Ltd.	14,600	20,912,738

Singapore - 1.0%
DBS Group Holdings, Ltd.	3,522,100	37,974,124

Spain - 1.2%
Aena SA (D)	301,719	44,299,620

Sweden - 2.0%
Investor AB, Class B	1,381,791	49,123,751
Svenska Cellulosa AB SCA, Class B	864,280	24,486,889

		73,610,640

Switzerland - 4.7%
GAM Holding AG (B)	1,087,300	10,537,322
Nestle SA	865,062	62,723,661
Novartis AG	808,000	57,483,907
UBS Group AG	3,090,900	43,729,574

		174,474,464

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica International Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Shares	Value
COMMON STOCKS (continued)
United Kingdom - 12.5%
Aviva PLC	7,881,726	$ 42,717,970
Barclays PLC	9,019,500	21,008,881
British Land Co. PLC, REIT	3,757,500	26,928,214
GKN PLC	13,729,730	53,642,195
HSBC Holdings PLC	5,671,400	42,669,597
IG Group Holdings PLC	1,445,932	14,609,879
Imperial Brands PLC	740,800	35,866,089
Inchcape PLC	2,963,408	23,595,024
Johnson Matthey PLC	350,623	14,634,451
Kingfisher PLC	6,920,901	30,606,401
National Grid PLC, Class B	1,702,046	22,187,204
Savills PLC	1,119,291	9,507,890
Sky PLC	3,132,255	31,361,157
UBM PLC	2,688,648	23,645,167
Unilever PLC	791,058	33,094,974
Vodafone Group PLC	12,715,920	34,988,535

		461,063,628

United States - 1.4%
Flex, Ltd. (B)	2,123,697	30,135,260
FMC Technologies, Inc. (B)	645,943	20,844,581

		50,979,841

Total Common Stocks (Cost $3,576,493,612)		3,516,937,235

PREFERRED STOCK - 0.7%
Republic of Korea - 0.7%
Hyundai Motor Co. 4.29%(E)	308,661	25,788,063

Total Preferred Stock (Cost $29,254,720)		25,788,063

	Shares	Value
SECURITIES LENDING COLLATERAL - 2.2%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.27% (E)	82,321,584	$ 82,321,584

Total Securities Lending Collateral (Cost $82,321,584)		82,321,584

	Principal	Value
REPURCHASE AGREEMENT - 2.5%
State Street Bank & Trust Co. 0.03% (E), dated 10/31/2016, to be repurchased at $92,250,917 on 11/01/2016. Collateralized by a U.S. Government Obligation and U.S. Government Agency Obligations, 0.00% (E) - 1.38%, due 11/15/2016 - 02/02/2017, and with a total value of $94,099,135.	$ 92,250,840	92,250,840

Total Repurchase Agreement (Cost $92,250,840)		92,250,840

Total Investments (Cost $3,780,320,756) (F)		3,717,297,722
Net Other Assets (Liabilities) - (0.8)%		(29,114,594)

Net Assets - 100.0%		$ 3,688,183,128

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Pharmaceuticals	7.8%	$289,880,456
Banks	6.0	223,733,245
Diversified Financial Services	5.5	205,221,153
Industrial Conglomerates	5.3	196,870,460
Insurance	5.0	187,678,334
Capital Markets	4.8	177,751,829
Chemicals	3.8	142,023,449
Multi-Utilities	3.8	141,844,198
Media	3.7	135,661,208
Beverages	3.3	122,940,435
Machinery	2.8	102,578,502
Electronic Equipment, Instruments & Components	2.5	93,455,448
Technology Hardware, Storage & Peripherals	2.5	93,033,468
Auto Components	2.4	88,947,006
Wireless Telecommunication Services	2.4	88,606,571
Software	2.2	83,326,848
Household Durables	2.2	80,000,479
Oil, Gas & Consumable Fuels	1.9	71,642,959
Automobiles	1.9	70,602,356
Trading Companies & Distributors	1.9	68,945,010
Food Products	1.7	62,723,661

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica International Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Food & Staples Retailing	1.7%	$61,829,292
Diversified Telecommunication Services	1.6	61,032,085
Airlines	1.5	56,733,267
Hotels, Restaurants & Leisure	1.4	53,361,603
Real Estate Management & Development	1.3	49,564,478
Metals & Mining	1.2	45,592,188
Transportation Infrastructure	1.2	44,299,620
Water Utilities	1.1	41,046,710
Containers & Packaging	1.0	37,023,178
Tobacco	1.0	35,866,089
Semiconductors & Semiconductor Equipment	0.9	35,184,362
Health Care Providers & Services	0.9	34,209,775
Personal Products	0.9	33,094,974
Specialty Retail	0.8	30,606,401
Equity Real Estate Investment Trusts	0.7	26,928,214
Electrical Equipment	0.7	25,146,032
Household Products	0.7	24,486,889
Distributors	0.6	23,595,024
Energy Equipment & Services	0.6	20,844,581
Independent Power & Renewable Electricity Producers	0.6	20,792,617
Aerospace & Defense	0.5	18,611,659
Construction & Engineering	0.5	18,073,513
Air Freight & Logistics	0.5	17,335,672

Investments, at Value	95.3	3,542,725,298
Short-Term Investments	4.7	174,572,424

Total Investments	100.0%	$3,717,297,722

SECURITY VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$190,684,897	$3,326,252,338	$—	$3,516,937,235
Preferred Stock	—	25,788,063	—	25,788,063
Securities Lending Collateral	82,321,584	—	—	82,321,584
Repurchase Agreement	—	92,250,840	—	92,250,840

Total Investments	$273,006,481	$3,444,291,241	$—	$3,717,297,722

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $78,544,040. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing securities.
(C)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2016, value of the security is $9,888,964, representing 0.3% of the Fund’s net assets.
(D)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, the value of the 144A security is $44,299,620, representing 1.2% of the Fund’s net assets.
(E)	Rates disclosed reflect the yields at October 31, 2016.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica International Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(F)	Aggregate cost for federal income tax purposes is $3,799,093,713. Aggregate gross unrealized appreciation and depreciation for all securities is $212,482,770 and $294,278,761, respectively. Net unrealized depreciation for tax purposes is $81,795,991.
(G)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica International Small Cap Value

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Shares	Value
COMMON STOCKS - 98.3%
Australia - 4.3%
APN Outdoor Group, Ltd.	1,314,122	$ 4,748,349
Bentham IMF, Ltd. (A)	2,507,949	3,500,806
FlexiGroup, Ltd. (A)	3,945,026	6,752,206
Pact Group Holdings, Ltd.	1,813,290	9,062,457
Senex Energy, Ltd. (A) (B)	11,440,400	2,219,191
WPP Aunz, Ltd. (A)	7,724,326	4,788,853

		31,071,862

Belgium - 2.4%
Barco NV	112,570	8,847,880
D’ieteren SA	182,608	8,055,404

		16,903,284

Canada - 0.7%
Entertainment One, Ltd.	1,426,000	4,052,877
Newalta Corp. (A)	477,900	808,792

		4,861,669

Denmark - 2.4%
NKT Holding A/S	110,974	7,474,916
Schouw & Co. AB	146,867	9,331,185

		16,806,101

Finland - 3.6%
Kesko OYJ, Class B	189,400	9,414,341
Raisio OYJ, V Shares	2,078,400	8,692,760
Ramirent OYJ	989,835	7,301,896

		25,408,997

France - 2.2%
Rothschild & Co.	388,811	9,219,256
Sopra Steria Group	65,300	6,642,155

		15,861,411

Germany - 4.7%
Bertrandt AG (A)	69,309	7,383,949
Gerresheimer AG	109,000	8,221,480
Rhoen-Klinikum AG	304,556	8,476,847
SAF-Holland SA	727,800	9,767,074

		33,849,350

Hong Kong - 5.2%
AMVIG Holdings, Ltd.	3,998,000	1,345,460
First Pacific Co., Ltd.	15,481,750	11,737,748
Great Eagle Holdings, Ltd.	314,400	1,396,559
Kerry Logistics Network, Ltd.	5,882,100	7,811,906
Midland Holdings, Ltd. (B)	8,169,200	2,896,674
NewOcean Energy Holdings, Ltd.	9,197,120	2,371,752
Pacific Textiles Holdings, Ltd.	5,520,300	6,961,277
Shun Tak Holdings, Ltd.	7,756,000	2,620,152

		37,141,528

Ireland - 1.7%
Smurfit Kappa Group PLC, Class B	539,610	11,823,446

Italy - 4.5%
ASTM SpA	643,900	6,951,785
Danieli & C Officine Meccaniche SpA, Class B	466,390	6,246,153
Davide Campari (C)	482,900	4,863,701
Davide Campari-Milano SpA	53,800	541,866
Prysmian SpA	532,000	13,239,351

		31,842,856

	Shares	Value
COMMON STOCKS (continued)
Japan - 32.3%
Aida Engineering, Ltd.	975,600	$ 8,409,864
Air Water, Inc.	472,300	8,858,721
Chugoku Marine Paints, Ltd.	1,192,200	8,696,796
Coca-Cola East Japan Co., Ltd. (A)	539,800	11,921,205
D.A. Consortium Holdings, Inc. (A) (B)	346,700	2,327,423
Daiichikosho Co., Ltd. (A)	133,000	5,789,501
Denka Co., Ltd.	4,338,300	19,732,708
Dynam Japan Holdings Co., Ltd.	4,157,200	6,014,246
Eiken Chemical Co., Ltd.	170,400	4,663,374
Electric Power Development Co., Ltd.	258,200	6,024,749
Hakuhodo DY Holdings, Inc.	938,100	11,297,991
Hikari Tsushin, Inc.	177,700	16,334,776
HIS Co., Ltd. (A)	196,200	5,365,706
Kaken Pharmaceutical Co., Ltd.	151,700	9,576,180
Kintetsu World Express, Inc. (A)	784,000	10,690,569
Kumiai Chemical Industry Co., Ltd. (A)	1,125,400	6,385,172
Matsumotokiyoshi Holdings Co., Ltd.	80,800	4,168,285
Nakanishi, Inc.	243,900	8,733,141
Rohto Pharmaceutical Co., Ltd. (A)	743,000	13,064,671
Ryohin Keikaku Co., Ltd.	26,000	5,563,459
Sanwa Holdings Corp.	1,689,900	16,887,720
SKY Perfect JSAT Holdings, Inc.	2,162,600	10,743,917
Sogo Medical Co., Ltd.	105,600	3,222,275
Square Enix Holdings Co., Ltd.	270,500	8,976,256
Token Corp.	92,200	6,673,005
Wakita & Co., Ltd.	424,600	3,631,794
Welcia Holdings Co., Ltd. (A)	100,100	6,843,873

		230,597,377

Mexico - 0.3%
Credito Real SAB de CV SOFOM ER	1,076,078	1,977,260

Netherlands - 3.0%
BinckBank NV	1,041,344	6,179,791
Boskalis Westminster	136,100	4,391,725
Delta Lloyd NV	1,855,300	11,221,975

		21,793,491

New Zealand - 1.4%
Air New Zealand, Ltd.	4,555,902	6,287,795
SKY Network Television, Ltd.	1,053,500	3,480,513

		9,768,308

Norway - 0.5%
ABG Sundal Collier Holding ASA	6,269,260	3,710,407

Philippines - 0.4%
Alliance Global Group, Inc.	9,999,300	2,943,516

Republic of Korea - 2.4%
Eugene Technology Co., Ltd.	426,859	7,255,764
Interpark Holdings Corp.	839,119	3,663,010
Value Added Technologies Co., Ltd.	222,400	6,112,720

		17,031,494

Singapore - 1.1%
ARA Asset Management, Ltd. (A)	7,632,240	7,680,242

Spain - 1.7%
Cia de Distribucion Integral Logista Holdings SA	544,364	12,088,957

Sweden - 3.6%
Cloetta AB, Class B	3,956,400	14,017,128

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica International Small Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Sweden (continued)
Dios Fastigheter AB	1,171,654	$ 7,815,653
Nobina AB (D)	598,476	4,008,768

		25,841,549

Switzerland - 2.9%
GAM Holding AG (B)	1,095,390	10,615,724
Gategroup Holding AG (B)	99,600	5,238,927
Swissquote Group Holding SA (B)	180,976	5,148,274

		21,002,925

United Kingdom - 17.0%
Berendsen PLC	391,851	4,633,186
Cineworld Group PLC	368,369	2,437,028
IG Group Holdings PLC	845,035	8,538,340
Inchcape PLC	960,900	7,650,806
Inmarsat PLC	862,900	7,409,174
Intermediate Capital Group PLC	1,297,735	9,617,935
International Personal Finance PLC	1,704,600	6,144,541
Ithaca Energy, Inc. (B)	5,094,000	4,899,173
Lancashire Holdings, Ltd. (A)	898,400	7,664,506
Northgate PLC	1,848,206	9,518,229
Pendragon PLC	13,575,164	4,984,803
Rentokil Initial PLC	3,784,000	10,573,985
Savills PLC	1,123,100	9,540,246
Stock Spirits Group PLC	3,109,791	6,023,606
Thomas Cook Group PLC (A) (B)	4,154,400	3,534,067
UBM PLC	2,102,264	18,488,245

		121,657,870

Total Common Stocks (Cost $759,500,998)		701,663,900

	Shares	Value
PREFERRED STOCK - 0.9%
Germany - 0.9%
Sartorius AG 0.55% (E)	83,008	$ 6,521,605

Total Preferred Stock (Cost $2,229,326)		6,521,605

SECURITIES LENDING COLLATERAL - 3.5%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.27% (E)	25,075,887	25,075,887

Total Securities Lending Collateral (Cost $25,075,887)		25,075,887

	Principal	Value
REPURCHASE AGREEMENT - 0.6%
State Street Bank & Trust Co. 0.03% (E), dated 10/31/2016, to be repurchased at $4,386,465 on 11/01/2016. Collateralized by a U.S. Government Agency Obligation, 0.75%, due 07/14/2017, and with a value of $4,476,725.	$ 4,386,462	4,386,462

Total Repurchase Agreement (Cost $4,386,462)		4,386,462

Total Investments (Cost $791,192,673) (F)		737,647,854
Net Other Assets (Liabilities) - (3.3)%		(23,670,159)

Net Assets - 100.0%		$ 713,977,695

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Media	9.2%	$68,154,697
Capital Markets	8.2	60,709,969
Chemicals	5.9	43,673,397
Food Products	4.3	32,041,073
Air Freight & Logistics	4.1	30,591,432
Health Care Equipment & Supplies	3.5	26,030,840
Food & Staples Retailing	3.2	23,648,774
Beverages	3.2	23,350,378
Pharmaceuticals	3.1	22,640,851
Containers & Packaging	3.0	22,231,363
Machinery	3.0	22,130,933
Real Estate Management & Development	2.9	21,649,132
Specialty Retail	2.9	21,319,579
Insurance	2.6	18,886,481
Building Products	2.3	16,887,720
Distributors	2.1	15,706,210
Diversified Financial Services	2.1	15,238,554
Commercial Services & Supplies	2.1	15,207,171
Hotels, Restaurants & Leisure	2.0	14,914,019
Consumer Finance	2.0	14,874,007
Road & Rail	1.8	13,526,997
Electrical Equipment	1.8	13,239,351

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica International Small Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Transportation Infrastructure	1.7%	$12,190,712
Trading Companies & Distributors	1.5	10,933,690
Auto Components	1.3	9,767,074
Oil, Gas & Consumable Fuels	1.3	9,490,116
Software	1.2	8,976,256
Electronic Equipment, Instruments & Components	1.2	8,847,880
Health Care Providers & Services	1.2	8,476,847
Life Sciences Tools & Services	1.1	8,221,480
Diversified Telecommunication Services	1.0	7,409,174
Professional Services	1.0	7,383,949
Semiconductors & Semiconductor Equipment	1.0	7,255,764
Textiles, Apparel & Luxury Goods	0.9	6,961,277
Household Durables	0.9	6,673,005
IT Services	0.9	6,642,155
Airlines	0.9	6,287,795
Independent Power & Renewable Electricity Producers	0.8	6,024,749
Industrial Conglomerates	0.8	5,563,668
Multiline Retail	0.8	5,563,459
Construction & Engineering	0.6	4,391,725
Internet & Direct Marketing Retail	0.5	3,663,010
Energy Equipment & Services	0.1	808,792

Investments, at Value	96.0	708,185,505
Short-Term Investments	4.0	29,462,349

Total Investments	100.0%	$737,647,854

SECURITY VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$7,685,225	$693,978,675	$—	$701,663,900
Preferred Stock	—	6,521,605	—	6,521,605
Securities Lending Collateral	25,075,887	—	—	25,075,887
Repurchase Agreement	—	4,386,462	—	4,386,462

Total Investments	$32,761,112	$704,886,742	$—	$737,647,854

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $23,678,476. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing securities.
(C)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2016, value of the security is $4,863,701, representing 0.7% of the Fund’s net assets.
(D)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, the value of the 144A security is $4,008,768, representing 0.6% of the Fund’s net assets.
(E)	Rates disclosed reflect the yields at October 31, 2016.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica International Small Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(F)	Aggregate cost for federal income tax purposes is $795,889,612. Aggregate gross unrealized appreciation and depreciation for all securities is $81,233,127 and $139,474,885, respectively. Net unrealized depreciation for tax purposes is $58,241,758.
(G)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Large Cap Value

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Shares	Value
COMMON STOCKS - 93.1%
Auto Components - 0.7%
Metaldyne Performance Group, Inc. (A)	930,578	$ 14,377,430

Banks - 13.9%
Citigroup, Inc.	2,210,000	108,621,500
Comerica, Inc., Class A	500,000	26,045,000
Huntington Bancshares, Inc., Class A	4,800,000	50,880,000
JPMorgan Chase & Co.	1,450,000	100,427,000

		285,973,500

Beverages - 3.4%
Cott Corp. (A)	5,265,000	69,024,150

Biotechnology - 4.1%
Gilead Sciences, Inc.	1,150,000	84,674,500

Capital Markets - 3.0%
Morgan Stanley	1,800,000	60,426,000

Chemicals - 8.4%
Dow Chemical Co.	2,000,000	107,620,000
Monsanto Co.	646,000	65,097,420

		172,717,420

Communications Equipment - 4.5%
Nokia OYJ, ADR	20,693,863	92,708,506

Consumer Finance - 1.7%
Synchrony Financial	1,250,000	35,737,500

Diversified Financial Services - 1.0%
Voya Financial, Inc.	667,339	20,387,207

Diversified Telecommunication Services - 2.7%
Verizon Communications, Inc.	1,150,000	55,315,000

Electrical Equipment - 3.1%
Eaton Corp. PLC	1,000,000	63,770,000

Electronic Equipment, Instruments & Components - 1.3%
MTS Systems Corp. (A)	570,453	27,125,040

Food Products - 8.8%
Nestle SA, ADR	1,115,000	80,999,175
Pinnacle Foods, Inc.	1,925,000	98,983,500

		179,982,675

Health Care Providers & Services - 3.5%
Cigna Corp.	598,816	71,157,305

Hotels, Restaurants & Leisure - 1.5%
McDonald’s Corp.	264,024	29,721,182

Insurance - 4.2%
Chubb, Ltd.	675,000	85,725,000

IT Services - 0.6%
Xerox Corp.	1,350,000	13,189,500

Leisure Products - 0.5%
Acushnet Holdings Corp. (A) (B)	557,897	9,712,987

Life Sciences Tools & Services - 0.3%
Fluidigm Corp. (A) (B) (C)	1,098,376	5,085,481

Machinery - 1.1%
Milacron Holdings Corp. (A) (B)	1,579,595	22,998,903

Multiline Retail - 2.7%
Target Corp.	800,000	54,984,000

Oil, Gas & Consumable Fuels - 11.3%
Chevron Corp.	553,985	58,029,929
Hess Corp.	1,492,136	71,577,764

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Occidental Petroleum Corp.	1,412,215	$ 102,964,595

		232,572,288

Pharmaceuticals - 4.3%
Pfizer, Inc.	2,800,000	88,788,000

Semiconductors & Semiconductor Equipment - 4.8%
Applied Materials, Inc., Class A	1,000,000	29,080,000
Intel Corp.	1,958,115	68,279,470

		97,359,470

Technology Hardware, Storage & Peripherals - 1.7%
Apple, Inc.	315,000	35,765,100

Total Common Stocks (Cost $1,807,556,840)		1,909,278,144

MASTER LIMITED PARTNERSHIP - 1.6%
Capital Markets - 1.6%
KKR & Co., LP	2,350,000	33,346,500

Total Master Limited Partnership (Cost $32,575,493)		33,346,500

SECURITIES LENDING COLLATERAL - 0.0% (D)
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.27% (E)	321,247	321,247

Total Securities Lending Collateral (Cost $321,247)		321,247

	Principal	Value
REPURCHASE AGREEMENT - 5.3%
State Street Bank & Trust Co. 0.03% (E), dated 10/31/2016, to be repurchased at $109,026,908 on 11/01/2016. Collateralized by a U.S. Government Obligation and U.S. Government Agency Obligations, 0.58% - 5.00%, due 02/02/2017 - 02/22/2017, and with a total value of $111,209,623.	$ 109,026,817	109,026,817

Total Repurchase Agreement (Cost $109,026,817)		109,026,817

Total Investments (Cost $1,949,480,397) (F)		2,051,972,708
Net Other Assets (Liabilities) - 0.0% (D)		426,323

Net Assets - 100.0%		$ 2,052,399,031

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Large Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

SECURITY VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$1,909,278,144	$—	$—	$1,909,278,144
Master Limited Partnership	33,346,500	—	—	33,346,500
Securities Lending Collateral	321,247	—	—	321,247
Repurchase Agreement	—	109,026,817	—	109,026,817

Total Investments	$1,942,945,891	$109,026,817	$—	$2,051,972,708

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Iliquid securities. At October 31, 2016, total value of illiquid securities is $148,323,991, representing 7.2% of the Fund’s net assets.
(B)	Non-income producing securities.
(C)	All or a portion of the security is on loan. The value of the security on loan is $313,132. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	Rates disclosed reflect the yields at October 31, 2016.
(F)	Aggregate cost for federal income tax purposes is $1,963,241,527. Aggregate gross unrealized appreciation and depreciation for all securities is $154,871,767 and $66,140,586, respectively. Net unrealized appreciation for tax purposes is $88,731,181.
(G)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Mid Cap Growth

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Shares	Value
COMMON STOCKS - 99.7%
Aerospace & Defense - 4.7%
B/E Aerospace, Inc.	43,143	$ 2,567,871
Spirit Aerosystems Holdings, Inc., Class A (A)	84,914	4,276,269

		6,844,140

Airlines - 2.0%
JetBlue Airways Corp. (A)	167,735	2,932,008

Banks - 7.3%
CIT Group, Inc.	161,375	5,862,754
SVB Financial Group (A)	39,488	4,828,198

		10,690,952

Biotechnology - 2.2%
BioMarin Pharmaceutical, Inc. (A)	39,516	3,181,828

Chemicals - 1.6%
Eastman Chemical Co.	32,475	2,335,277

Communications Equipment - 6.0%
F5 Networks, Inc., Class B (A)	35,418	4,895,122
Motorola Solutions, Inc.	53,935	3,914,602

		8,809,724

Construction Materials - 2.8%
Eagle Materials, Inc.	49,853	4,036,597

Consumer Finance - 5.2%
Ally Financial, Inc.	212,534	3,840,490
Discover Financial Services	66,246	3,731,637

		7,572,127

Diversified Consumer Services - 3.1%
ServiceMaster Global Holdings, Inc. (A)	127,563	4,565,480

Diversified Telecommunication Services - 3.7%
Level 3 Communications, Inc. (A)	95,567	5,366,087

Food Products - 2.0%
TreeHouse Foods, Inc. (A)	33,497	2,930,318

Health Care Equipment & Supplies - 3.5%
Align Technology, Inc. (A)	25,877	2,223,352
Boston Scientific Corp. (A)	134,076	2,949,672

		5,173,024

Health Care Providers & Services - 9.9%
Acadia Healthcare Co., Inc. (A) (B)	74,947	2,695,094
Cardinal Health, Inc.	48,062	3,301,379
Laboratory Corp. of America Holdings (A)	28,728	3,600,767
Team Health Holdings, Inc. (A)	115,483	4,948,447

		14,545,687

Hotels, Restaurants & Leisure - 2.6%
Wyndham Worldwide Corp.	58,936	3,880,346

Household Durables - 1.6%
Whirlpool Corp.	15,249	2,284,605

Insurance - 2.0%
Hartford Financial Services Group, Inc.	66,594	2,937,461

Internet Software & Services - 3.3%
IAC/InterActiveCorp	75,425	4,860,387

IT Services - 2.8%
Sabre Corp.	156,136	4,032,993

Life Sciences Tools & Services - 1.8%
Bio-Techne Corp.	26,063	2,710,291

Machinery - 2.1%
Ingersoll-Rand PLC	44,864	3,018,899

	Shares	Value
COMMON STOCKS (continued)
Media - 2.6%
Cinemark Holdings, Inc.	95,304	$ 3,793,099

Multiline Retail - 2.3%
Dollar General Corp.	48,690	3,363,992

Oil, Gas & Consumable Fuels - 2.3%
Cheniere Energy, Inc. (A)	89,773	3,384,442

Pharmaceuticals - 3.8%
Mylan NV (A)	102,302	3,734,023
Perrigo Co. PLC	22,963	1,910,292

		5,644,315

Road & Rail - 2.1%
Ryder System, Inc., Class A	44,954	3,119,358

Semiconductors & Semiconductor Equipment - 8.9%
Micron Technology, Inc. (A)	220,582	3,785,187
NXP Semiconductors NV (A)	54,963	5,496,300
Skyworks Solutions, Inc.	48,642	3,742,516

		13,024,003

Software - 2.3%
Fortinet, Inc. (A)	103,423	3,315,741

Specialty Retail - 1.8%
Signet Jewelers, Ltd. (B)	32,881	2,671,910

Trading Companies & Distributors - 3.4%
Air Lease Corp., Class A	165,268	5,001,010

Total Common Stocks (Cost $138,454,830)		146,026,101

SECURITIES LENDING COLLATERAL - 3.6%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.27% (C)	5,185,567	5,185,567

Total Securities Lending Collateral (Cost $5,185,567)		5,185,567

	Principal	Value
REPURCHASE AGREEMENT - 0.5%
State Street Bank & Trust Co. 0.03% (C), dated 10/31/2016, to be repurchased at $800,294 on 11/01/2016. Collateralized by a U.S. Government Agency Obligation, 0.88%, due 02/22/2017, and with a value of $818,056.	$ 800,293	800,293

Total Repurchase Agreement (Cost $800,293)		800,293

Total Investments (Cost $144,440,690) (D)		152,011,961
Net Other Assets (Liabilities) - (3.8)%		(5,524,300)

Net Assets - 100.0%		$ 146,487,661

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Mid Cap Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$146,026,101	$—	$—	$146,026,101
Securities Lending Collateral	5,185,567	—	—	5,185,567
Repurchase Agreement	—	800,293	—	800,293

Total Investments	$151,211,668	$800,293	$—	$152,011,961

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $5,075,548. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at October 31, 2016.
(D)	Aggregate cost for federal income tax purposes is $145,894,608. Aggregate gross unrealized appreciation and depreciation for all securities is $10,995,418 and $4,878,065, respectively. Net unrealized appreciation for tax purposes is $6,117,353.
(E)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Mid Cap Value Opportunities

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Shares	Value
COMMON STOCKS - 94.1%
Airlines - 2.4%
Alaska Air Group, Inc.	186,500	$ 13,469,030
JetBlue Airways Corp. (A)	202,300	3,536,204

		17,005,234

Banks - 3.4%
CIT Group, Inc.	417,800	15,178,674
First Republic Bank, Class A	123,500	9,192,105

		24,370,779

Biotechnology - 1.8%
United Therapeutics Corp. (A)	103,400	12,415,238

Chemicals - 0.4%
Westlake Chemical Corp.	51,500	2,667,185

Communications Equipment - 2.2%
ARRIS International PLC (A)	412,100	11,448,138
EchoStar Corp., Class A (A)	81,700	3,818,658

		15,266,796

Diversified Consumer Services - 1.7%
H&R Block, Inc.	521,100	11,969,667

Electric Utilities - 8.4%
Alliant Energy Corp.	290,100	11,038,305
FirstEnergy Corp.	430,000	14,744,700
PPL Corp.	656,650	22,549,361
Xcel Energy, Inc.	266,400	11,068,920

		59,401,286

Electronic Equipment, Instruments & Components - 1.8%
Avnet, Inc.	305,600	12,819,920

Energy Equipment & Services - 0.8%
Transocean, Ltd. (A) (B)	588,500	5,655,485

Equity Real Estate Investment Trusts - 1.5%
Communications Sales & Leasing, Inc.	240,800	6,845,944
Crown Castle International Corp.	38,100	3,466,719

		10,312,663

Food & Staples Retailing - 3.3%
Casey’s General Stores, Inc.	45,200	5,107,148
Sysco Corp.	49,500	2,381,940
Whole Foods Market, Inc.	558,110	15,788,932

		23,278,020

Food Products - 2.2%
ConAgra Foods, Inc.	180,400	8,691,672
Kellogg Co.	92,500	6,949,525

		15,641,197

Health Care Equipment & Supplies - 1.8%
DENTSPLY SIRONA, Inc.	220,195	12,676,626

Health Care Providers & Services - 6.8%
AmerisourceBergen Corp., Class A	149,200	10,491,744
Cardinal Health, Inc.	214,400	14,727,136
Laboratory Corp. of America Holdings (A)	84,900	10,641,366
MEDNAX, Inc. (A)	199,000	12,188,750

		48,048,996

Independent Power & Renewable Electricity Producers - 0.7%
AES Corp.	453,700	5,340,049

Insurance - 16.6%
Alleghany Corp. (A)	26,800	13,834,428
Allstate Corp.	222,200	15,087,380

	Shares	Value
COMMON STOCKS (continued)
Insurance (continued)
Assured Guaranty, Ltd.	176,500	$ 5,275,585
Brown & Brown, Inc.	144,800	5,337,328
Fairfax Financial Holdings, Ltd.	26,600	13,619,200
FNF Group	398,424	14,307,406
Loews Corp.	377,700	16,252,431
Progressive Corp.	495,300	15,606,903
Willis Towers Watson PLC	138,419	17,426,952

		116,747,613

Internet & Direct Marketing Retail - 1.7%
Liberty Ventures, Series A (A)	298,900	11,926,110

IT Services - 2.8%
Amdocs, Ltd.	190,200	11,117,190
Western Union Co.	432,700	8,684,289

		19,801,479

Life Sciences Tools & Services - 1.4%
Bio-Rad Laboratories, Inc., Class A (A)	64,700	10,227,776

Media - 9.4%
AMC Networks, Inc., Class A (A)	324,800	15,892,464
Discovery Communications, Inc., Class C (A)	411,900	10,342,809
DISH Network Corp., Class A (A)	63,400	3,712,704
Liberty Media Corp. - Liberty Braves, Class C (A)	142,623	2,377,526
Liberty Media Corp. - Liberty SiriusXM, Class C (A)	410,000	13,607,900
Madison Square Garden Co., Class A (A)	60,166	9,956,871
MSG Networks, Inc., Class A (A)	177,200	3,384,520
News Corp., Class A	573,800	6,954,456

		66,229,250

Mortgage Real Estate Investment Trusts - 2.9%
Annaly Capital Management, Inc.	1,945,645	20,156,882

Multi-Utilities - 4.0%
CMS Energy Corp.	166,700	7,026,405
SCANA Corp.	177,300	13,006,728
WEC Energy Group, Inc.	142,700	8,522,044

		28,555,177

Oil, Gas & Consumable Fuels - 3.0%
Antero Resources Corp. (A)	140,100	3,708,447
Marathon Petroleum Corp.	199,700	8,704,923
Range Resources Corp.	134,400	4,541,376
Valero Energy Corp.	67,800	4,016,472

		20,971,218

Semiconductors & Semiconductor Equipment - 3.6%
First Solar, Inc. (A) (B)	233,400	9,450,366
KLA-Tencor Corp.	75,000	5,633,250
Lam Research Corp.	34,300	3,322,298
Micron Technology, Inc. (A)	397,000	6,812,520

		25,218,434

Software - 3.4%
CA, Inc.	112,900	3,470,546
Citrix Systems, Inc. (A)	35,910	3,045,168
Dell Technologies, Inc. - VMware, Inc., Class V (A)	212,600	10,436,534
Synopsys, Inc. (A)	116,500	6,909,615

		23,861,863

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Mid Cap Value Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail - 1.5%
Bed Bath & Beyond, Inc.	260,300	$ 10,521,326

Technology Hardware, Storage & Peripherals - 2.7%
NetApp, Inc.	355,100	12,052,094
Western Digital Corp.	114,700	6,703,068

		18,755,162

Textiles, Apparel & Luxury Goods - 1.9%
Fossil Group, Inc. (A)	263,700	7,191,099
Michael Kors Holdings, Ltd. (A)	118,700	6,027,586

		13,218,685

Total Common Stocks (Cost $609,294,849)		663,060,116

SECURITIES LENDING COLLATERAL - 1.1%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.27% (C)	7,299,208	7,299,208

Total Securities Lending Collateral (Cost $7,299,208)		7,299,208

	Principal	Value
REPURCHASE AGREEMENT - 6.2%

State Street Bank & Trust Co. 0.03% (C), dated 10/31/2016, to be repurchased at $43,866,836 on 11/01/2016. Collateralized by U.S. Government Agency Obligations, 1.00% - 1.13%, due 09/22/2017 - 09/27/2017, and with a total value of $44,747,625.

	$ 43,866,800	$ 43,866,800

Total Repurchase Agreement (Cost $43,866,800)		43,866,800

Total Investments (Cost $660,460,857) (D)		714,226,124
Net Other Assets (Liabilities) - (1.4)%		(9,652,431)

Net Assets - 100.0%		$ 704,573,693

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$663,060,116	$—	$—	$663,060,116
Securities Lending Collateral	7,299,208	—	—	7,299,208
Repurchase Agreement	—	43,866,800	—	43,866,800

Total Investments	$670,359,324	$43,866,800	$—	$714,226,124

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $7,064,370. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at October 31, 2016.
(D)	Aggregate cost for federal income tax purposes is $662,751,445. Aggregate gross unrealized appreciation and depreciation for all securities is $61,929,081 and $10,454,402, respectively. Net unrealized appreciation for tax purposes is $51,474,679.
(E)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica MLP & Energy Income

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Shares	Value
COMMON STOCKS - 50.8%
Equity Real Estate Investment Trusts - 2.2%
InfraREIT, Inc. (A)	504,411	$ 8,383,311

Independent Power & Renewable Electricity Producers - 1.8%
NRG Yield, Inc., Class A	478,514	7,048,511

Oil, Gas & Consumable Fuels - 42.5%
Cheniere Energy Partners, LP Holdings LLC	241,420	4,813,915
Enbridge Energy Management LLC (A)	861,682	21,042,274
Enbridge, Inc. (B)	430,151	18,569,619
EnLink Midstream LLC (B)	171,200	2,610,800
GasLog, Ltd. (B)	252,000	3,868,200
Kinder Morgan, Inc.	178,500	3,646,755
ONEOK, Inc.	438,175	21,220,815
Plains GP Holdings, LP, Class A	1,566,800	19,679,008
SemGroup Corp., Class A	184,631	5,954,350
Spectra Energy Corp.	493,850	20,647,868
Targa Resources Corp.	309,050	13,567,295
TransCanada Corp.	379,125	17,166,780
Williams Cos., Inc.	330,800	9,659,360

		162,447,039

Transportation Infrastructure - 4.3%
Macquarie Infrastructure Corp.	201,680	16,499,441

Total Common Stocks (Cost $176,874,818)		194,378,302

CONVERTIBLE PREFERRED STOCK - 1.9%
Oil, Gas & Consumable Fuels - 1.9%
Anadarko Petroleum Corp. 7.50% (B)	177,080	7,463,922

Total Convertible Preferred Stock (Cost $8,083,458)		7,463,922

MASTER LIMITED PARTNERSHIPS - 41.6%
Independent Power & Renewable Electricity Producers - 1.0%
8Point3 Energy Partners, LP	253,100	3,872,430

Oil, Gas & Consumable Fuels - 40.6%
Buckeye Partners, LP	81,700	5,272,918
Columbia Pipeline Partners, LP	59,700	955,200
DCP Midstream Partners, LP	98,100	3,271,635
Dominion Midstream Partners, LP	12,534	295,802
Dynagas LNG Partners, LP	390,020	5,565,585
Energy Transfer Equity, LP	245,400	3,663,822
Energy Transfer Partners, LP, Class B	179,900	6,292,902
Enterprise Products Partners, LP	327,511	8,266,378
EQT GP Holdings, LP	112,600	2,630,336
EQT Midstream Partners, LP	91,300	6,835,631
GasLog Partners, LP	439,670	9,013,235
Global Partners, LP	53,000	834,750
Golar LNG Partners, LP	424,356	8,724,759
Hoegh LNG Partners, LP	357,650	6,366,170
KNOT Offshore Partners, LP	303,702	5,952,559
Magellan Midstream Partners, LP	72,900	4,901,067
MPLX, LP	186,381	6,340,682
Noble Midstream Partners, LP (A)	20,000	600,000
ONEOK Partners, LP	92,500	3,675,950
PBF Logistics, LP	105,000	2,052,750
Phillips 66 Partners, LP	111,000	4,906,200
Shell Midstream Partners, LP	209,505	5,683,871
Sunoco Logistics Partners, LP	355,064	9,103,841

	Shares	Value
MASTER LIMITED PARTNERSHIPS (continued)
Oil, Gas & Consumable Fuels (continued)
Tallgrass Energy GP, LP	911,697	$ 21,452,231
Tesoro Logistics, LP	33,000	1,575,420
VTTI Energy Partners, LP	597,326	10,572,670
Western Gas Partners, LP	152,900	8,432,435
Williams Partners, LP	54,000	1,934,280

		155,173,079

Total Master Limited Partnerships (Cost $159,290,711)		159,045,509

	Principal	Value
CORPORATE DEBT SECURITIES - 3.0%
Oil, Gas & Consumable Fuels - 3.0%
Canbriam Energy, Inc. 9.75%, 11/15/2019 (C)	$ 1,480,000	1,552,150
Eclipse Resources Corp. 8.88%, 07/15/2023	5,411,000	5,397,473
Endeavor Energy Resources, LP / EER Finance, Inc. 8.13%, 09/15/2023 (C)	1,250,000	1,334,375
MEG Energy Corp. 7.00%, 03/31/2024 (C)	2,000,000	1,640,000
Targa Resources Partners, LP / Targa Resources Partners Finance Corp. 5.38%, 02/01/2027 (C)	1,500,000	1,500,000

Total Corporate Debt Securities (Cost $9,410,581)		11,423,998

	Shares	Value
SECURITIES LENDING COLLATERAL - 8.3%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.27% (D)	31,680,491	31,680,491

Total Securities Lending Collateral (Cost $31,680,491)		31,680,491

	Principal	Value
REPURCHASE AGREEMENT - 2.3%
State Street Bank & Trust Co. 0.03% (D), dated 10/31/2016, to be repurchased at $8,640,863 on 11/01/2016. Collateralized by a U.S. Government Agency Obligation, 0.75%, due 07/14/2017, and with a value of $8,817,944.	$ 8,640,856	8,640,856

Total Repurchase Agreement (Cost $8,640,856)		8,640,856

Total Investments (Cost $393,980,915) (E)		412,633,078
Net Other Assets (Liabilities) - (7.9)%		(30,112,718)

Net Assets - 100.0%		$ 382,520,360

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica MLP & Energy Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$194,378,302	$—	$—	$194,378,302
Convertible Preferred Stock	7,463,922	—	—	7,463,922
Master Limited Partnerships	159,045,509	—	—	159,045,509
Corporate Debt Securities	—	11,423,998	—	11,423,998
Securities Lending Collateral	31,680,491	—	—	31,680,491
Repurchase Agreement	—	8,640,856	—	8,640,856

Total Investments	$392,568,224	$20,064,854	$—	$412,633,078

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $30,901,831. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, the total value of 144A securities is $6,026,525, representing 1.6% of the Fund’s net assets.
(D)	Rates disclosed reflect the yields at October 31, 2016.
(E)	Aggregate cost for federal income tax purposes is $395,572,933. Aggregate gross unrealized appreciation and depreciation for all securities is $44,671,346 and $27,611,201, respectively. Net unrealized appreciation for tax purposes is $17,060,145.
(F)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Multi-Cap Growth

(formerly, Transamerica Growth Opportunities)

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Shares	Value
COMMON STOCKS - 98.1%
Banks - 3.1%
Wells Fargo & Co.	177,228	$ 8,154,260

Beverages - 2.7%
PepsiCo, Inc.	65,500	7,021,600

Biotechnology - 4.4%
Celgene Corp. (A)	50,000	5,109,000
Gilead Sciences, Inc.	86,000	6,332,180

		11,441,180

Chemicals - 6.3%
Ecolab, Inc.	80,700	9,213,519
Sherwin-Williams Co.	29,500	7,223,370

		16,436,889

Diversified Financial Services - 2.7%
Berkshire Hathaway, Inc., Class B (A)	48,000	6,926,400

Electronic Equipment, Instruments & Components - 3.2%
Amphenol Corp., Class A	127,000	8,373,110

Food & Staples Retailing - 6.6%
Casey’s General Stores, Inc.	75,900	8,575,941
CVS Health Corp.	99,840	8,396,544

		16,972,485

Health Care Providers & Services - 2.5%
VCA, Inc. (A)	104,000	6,391,840

Health Care Technology - 2.8%
Cerner Corp. (A)	122,000	7,146,760

Internet & Direct Marketing Retail - 4.8%
Priceline Group, Inc. (A)	8,350	12,309,821

Internet Software & Services - 5.4%
Alphabet, Inc., Class A (A)	15,400	12,472,460
Dropbox, Inc. (A) (B) (C) (D) (E)	327,298	1,459,749

		13,932,209

IT Services - 12.0%
Cognizant Technology Solutions Corp., Class A (A)	154,500	7,933,575
FleetCor Technologies, Inc. (A)	41,500	7,274,950
MasterCard, Inc., Class A	78,000	8,347,560
MAXIMUS, Inc., Class A	146,000	7,600,760

		31,156,845

Machinery - 5.5%
Cummins, Inc.	44,200	5,649,644
Middleby Corp. (A)	77,750	8,716,552

		14,366,196

Multiline Retail - 3.4%
Dollar Tree, Inc. (A)	118,000	8,914,900

Oil, Gas & Consumable Fuels - 3.3%
Phillips 66	105,000	8,520,750

Pharmaceuticals - 5.5%
Allergan PLC (A)	40,441	8,449,742
Novo Nordisk A/S, ADR	161,781	5,749,697

		14,199,439

Road & Rail - 2.8%
Union Pacific Corp.	82,000	7,230,760

Software - 2.8%
Intuit, Inc.	65,500	7,122,470

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail - 10.1%
Lowe’s Cos., Inc.	83,000	$ 5,531,950
Monro Muffler Brake, Inc. (F)	81,084	4,459,620
TJX Cos., Inc.	149,627	11,034,991
Tractor Supply Co.	81,939	5,131,840

		26,158,401

Technology Hardware, Storage & Peripherals - 5.9%
Apple, Inc.	133,500	15,157,590

Trading Companies & Distributors - 2.3%
Fastenal Co.	153,005	5,964,135

Total Common Stocks (Cost $255,834,681)		253,898,040

CONVERTIBLE PREFERRED STOCK - 0.1%
Internet Software & Services - 0.1%
Dropbox, Inc. 0.00% (A) (B) (C) (D) (E)	34,602	154,325

Total Convertible Preferred Stock (Cost $313,117)		154,325

PREFERRED STOCK - 0.6%
Software - 0.6%
Palantir Technologies, Inc. Series G, 0.00% (A) (B) (C) (D) (E)	355,382	1,599,219

Total Preferred Stock (Cost $1,087,469)		1,599,219

SECURITIES LENDING COLLATERAL - 1.7%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.27% (G)	4,484,025	4,484,025

Total Securities Lending Collateral (Cost $4,484,025)		4,484,025

	Principal	Value
REPURCHASE AGREEMENT - 1.3%
State Street Bank & Trust Co. 0.03% (G), dated 10/31/2016, to be repurchased at $3,238,975 on 11/01/2016. Collateralized by a U.S. Government Agency Obligation, 1.00%, due 09/27/2017, and with a value of $3,306,450.	$ 3,238,973	3,238,973

Total Repurchase Agreement (Cost $3,238,973)		3,238,973

Total Investments (Cost $264,958,265) (H)		263,374,582
Net Other Assets (Liabilities) - (1.8)%		(4,640,020)

Net Assets - 100.0%		$ 258,734,562

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Multi-Cap Growth

(formerly, Transamerica Growth Opportunities)

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

SECURITY VALUATION:

Valuation Inputs (I)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$252,438,291	$—	$1,459,749	$253,898,040
Convertible Preferred Stock	—	—	154,325	154,325
Preferred Stock	—	—	1,599,219	1,599,219
Securities Lending Collateral	4,484,025	—	—	4,484,025
Repurchase Agreement	—	3,238,973	—	3,238,973

Total Investments	$256,922,316	$3,238,973	$3,213,293	$263,374,582

Level 3 Rollforward

Investments	Beginning Balance at October 31, 2015	Purchases	Sales (J)	Accrued Discounts (Premiums)	Total Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation) (K)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at October 31, 2016 (L)	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at October 31, 2016 (K)
Common Stocks	$4,925,835	$—	$—	$—	$—	$(3,466,086)	$—	$—	$1,459,749	$(3,466,086)
Convertible Preferred Stock	520,760	—	—	—	—	(366,435)	—	—	154,325	(366,435)
Preferred Stock	3,540,165	—	(43,752)	—	(1,631,593)	(265,601)	—	—	1,599,219	(1,919,063)

Total	$8,986,760	$—	$(43,752)	$—	$(1,631,593)	$(4,098,122)	$—	$—	$3,213,293	$(5,751,584)

Quantitative Information About Significant Unobservable Inputs (Level 3)

Investments	Value at October 31, 2016	Valuation Techniques	Unobservable Input	Range		Weighted Average	Impact to Valuation from an Increase in Input
Common Stocks	$ 1,459,749	Market Comparable Companies Discounted Cash Flow	Enterprise Value / Revenue Discount for Lack of Marketability Weighted Average Cost of Capital Perpetual Growth Rate	4x 40% 17% 3%	4x 40% 17% 3%	4x 40% 17% 3%	Increase Decrease Decrease Increase
Convertible Preferred Stock	$ 154,325	Market Comparable Companies Discounted Cash Flow	Enterprise Value / Revenue Discount for Lack of Marketability Weighted Average Cost of Capital Perpetual Growth Rate	4x 40% 17% 3%	4x 40% 17% 3%	4x 40% 17% 3%	Increase Decrease Decrease Increase
Preferred Stock	$ 1,599,219	Market Transaction Method	Purchase Price of Preferred Stock	$ 4.50	$ 4.50	$ 4.50	Increase

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Securities are Level 3 of the fair value hierarchy.
(C)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2016, total value of securities is $3,213,293, representing 1.2% of the Fund’s net assets.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Multi-Cap Growth

(formerly, Transamerica Growth Opportunities)

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(D)	Restricted securities. At October 31, 2016, the restricted securities held by the Fund are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Common Stocks	Dropbox, Inc.	05/01/2012	$2,961,752	$1,459,749	0.5%

Convertible Preferred Stock	Dropbox, Inc., 0.00%	05/25/2012	313,117	154,325	0.1

Preferred Stock	Palantir Technologies, Inc., Series G, 0.00%	07/19/2012	1,087,469	1,599,219	0.6

Total			$4,362,338	$3,213,293	1.2%

(E)	Illiquid securities. At October 31, 2016, total value of illiquid securities is $3,213,293, representing 1.2% of the Fund’s net assets.
(F)	All or a portion of the security is on loan. The value of the security on loan is $4,384,380. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(G)	Rates disclosed reflect the yields at October 31, 2016.
(H)	Aggregate cost for federal income tax purposes is $264,958,265. Aggregate gross unrealized appreciation and depreciation for all securities is $17,848,928 and $19,432,611, respectively. Net unrealized depreciation for tax purposes is $1,583,683.
(I)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(J)	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(K)	Any difference between Net Change in Unrealized Appreciation (Depreciation) and Net Change in Unrealized Appreciation (Depreciation) on Investments Held at October 31, 2016 may be due to an investment no longer held or categorized as Level 3 at year end.
(L)	Total value of Level 3 securities is 1.2% of the Fund’s net assets.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Shares	Value
COMMON STOCKS - 59.6%
Aerospace & Defense - 1.0%
General Dynamics Corp.	15,776	$ 2,378,075
L-3 Communications Holdings, Inc.	6,646	910,103
Northrop Grumman Corp.	7,283	1,667,807
Textron, Inc.	6,477	259,598
United Technologies Corp.	26,261	2,683,874

		7,899,457

Air Freight & Logistics - 0.1%
United Parcel Service, Inc., Class B	4,604	496,127

Airlines - 0.4%
Delta Air Lines, Inc.	42,724	1,784,582
United Continental Holdings, Inc. (A)	32,383	1,820,896

		3,605,478

Auto Components - 0.2%
Delphi Automotive PLC, Class A	19,607	1,275,827

Automobiles - 0.3%
Ford Motor Co.	24,451	287,055
General Motors Co.	68,500	2,164,600

		2,451,655

Banks - 3.1%
Bank of America Corp.	395,460	6,525,090
Citigroup, Inc.	145,876	7,169,805
Citizens Financial Group, Inc.	9,815	258,527
KeyCorp	117,503	1,659,142
Regions Financial Corp.	107,252	1,148,669
SVB Financial Group (A)	4,110	502,530
Wells Fargo & Co.	178,114	8,195,025
Zions Bancorporation	9,879	318,203

		25,776,991

Beverages - 2.1%
Boston Beer Co., Inc., Class A (A) (B)	1,378	213,934
Coca-Cola Co.	69,400	2,942,560
Constellation Brands, Inc., Class A	17,800	2,974,736
Dr. Pepper Snapple Group, Inc.	4,948	434,385
Molson Coors Brewing Co., Class B	33,590	3,486,978
PepsiCo, Inc.	68,844	7,380,077

		17,432,670

Biotechnology - 1.9%
Alexion Pharmaceuticals, Inc. (A)	16,069	2,097,004
Amgen, Inc.	3,025	427,009
Biogen, Inc. (A)	12,736	3,568,372
BioMarin Pharmaceutical, Inc. (A)	2,913	234,555
Celgene Corp. (A)	36,154	3,694,216
Gilead Sciences, Inc.	59,166	4,356,393
Vertex Pharmaceuticals, Inc. (A)	15,313	1,161,644

		15,539,193

Building Products - 0.3%
Allegion PLC	16,833	1,074,619
Masco Corp.	44,038	1,359,893

		2,434,512

Capital Markets - 2.1%
Bank of New York Mellon Corp.	40,610	1,757,195
BlackRock, Inc., Class A	7,592	2,590,694
Charles Schwab Corp.	108,624	3,443,381
Goldman Sachs Group, Inc.	7,224	1,287,606
Intercontinental Exchange, Inc.	7,600	2,054,964

	Shares	Value
COMMON STOCKS (continued)
Capital Markets (continued)
Morgan Stanley	122,731	$ 4,120,079
State Street Corp.	28,978	2,034,545
TD Ameritrade Holding Corp.	5,670	193,971

		17,482,435

Chemicals - 1.2%
Dow Chemical Co.	41,728	2,245,384
E.I. du Pont de Nemours & Co.	44,827	3,083,649
Eastman Chemical Co.	37,259	2,679,295
Monsanto Co.	7,046	710,025
Mosaic Co.	71,303	1,677,760

		10,396,113

Communications Equipment - 0.3%
Cisco Systems, Inc.	80,861	2,480,815

Construction & Engineering - 0.1%
Fluor Corp.	17,852	928,125

Construction Materials - 0.1%
Martin Marietta Materials, Inc.	3,389	628,253

Consumer Finance - 0.5%
American Express Co.	15,665	1,040,469
Capital One Financial Corp.	30,095	2,228,234
Discover Financial Services	21,270	1,198,139

		4,466,842

Containers & Packaging - 0.3%
Crown Holdings, Inc. (A)	28,959	1,571,026
Sealed Air Corp., Class A	5,322	242,843
WestRock Co.	20,433	943,800

		2,757,669

Diversified Financial Services - 0.8%
Berkshire Hathaway, Inc., Class B (A)	47,148	6,803,456
Voya Financial, Inc.	854	26,090

		6,829,546

Diversified Telecommunication Services - 0.9%
AT&T, Inc.	143,043	5,262,552
Verizon Communications, Inc.	52,259	2,513,658

		7,776,210

Electric Utilities - 1.5%
Edison International	32,067	2,356,283
Exelon Corp.	30,900	1,052,763
NextEra Energy, Inc.	33,498	4,287,744
PG&E Corp.	43,600	2,708,432
Xcel Energy, Inc.	51,195	2,127,152

		12,532,374

Electrical Equipment - 0.4%
Eaton Corp. PLC	47,073	3,001,845
Emerson Electric Co.	5,537	280,615

		3,282,460

Electronic Equipment, Instruments & Components - 0.4%
TE Connectivity, Ltd.	47,035	2,957,090

Energy Equipment & Services - 0.5%
Halliburton Co.	20,970	964,620
Schlumberger, Ltd.	40,262	3,149,696

		4,114,316

Equity Real Estate Investment Trusts - 1.5%
American Tower Corp., Class A	4,754	557,121

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (continued)
Apartment Investment & Management Co., Class A	11,153	$ 491,513
AvalonBay Communities, Inc.	11,143	1,907,459
Equinix, Inc.	3,768	1,346,231
Essex Property Trust, Inc.	1,003	214,732
Extra Space Storage, Inc.	3,333	243,809
HCP, Inc.	27,652	947,081
Kimco Realty Corp.	41,359	1,100,563
LaSalle Hotel Properties	22,780	541,025
Liberty Property Trust, Series C	13,831	559,187
Macerich Co., Class A	1,334	94,420
Prologis, Inc., Class A	16,881	880,513
Public Storage	2,278	486,854
Regency Centers Corp.	5,743	413,898
Simon Property Group, Inc.	9,423	1,752,301
SL Green Realty Corp.	6,976	685,183
STORE Capital Corp.	13,240	361,320

		12,583,210

Food & Staples Retailing - 1.0%
Costco Wholesale Corp.	20,124	2,975,736
Kroger Co.	66,779	2,068,813
Wal-Mart Stores, Inc.	742	51,955
Walgreens Boots Alliance, Inc.	38,256	3,164,919

		8,261,423

Food Products - 0.7%
Archer-Daniels-Midland Co.	9,420	410,430
Hershey Co.	3,235	331,458
J.M. Smucker, Co.	1,429	187,642
Mondelez International, Inc., Class A	102,613	4,611,428

		5,540,958

Health Care Equipment & Supplies - 1.0%
Abbott Laboratories	90,695	3,558,872
Becton Dickinson and Co.	3,000	503,730
Boston Scientific Corp. (A)	138,426	3,045,372
Danaher Corp.	11,109	872,612
Stryker Corp.	4,814	555,295

		8,535,881

Health Care Providers & Services - 1.6%
Aetna, Inc.	25,590	2,747,087
Anthem, Inc.	3,153	384,225
Cigna Corp.	6,875	816,956
HCA Holdings, Inc. (A)	3,683	281,860
Humana, Inc., Class A	10,310	1,768,474
Laboratory Corp. of America Holdings (A)	2,700	338,418
McKesson Corp.	6,854	871,623
Quest Diagnostics, Inc.	4,767	388,225
UnitedHealth Group, Inc.	43,031	6,081,571

		13,678,439

Hotels, Restaurants & Leisure - 0.8%
Royal Caribbean Cruises, Ltd., Class A	24,877	1,912,295
Starbucks Corp.	57,332	3,042,609
Yum! Brands, Inc.	19,592	1,690,398

		6,645,302

Household Durables - 0.4%
D.R. Horton, Inc.	27,236	785,214
Harman International Industries, Inc.	5,924	472,202

	Shares	Value
COMMON STOCKS (continued)
Household Durables (continued)
Mohawk Industries, Inc. (A)	859	$ 158,314
Newell Brands, Inc.	5,876	282,166
PulteGroup, Inc.	41,084	764,162
Toll Brothers, Inc. (A)	17,585	482,532

		2,944,590

Household Products - 1.1%
Kimberly-Clark Corp.	33,479	3,830,332
Procter & Gamble Co.	65,610	5,694,948

		9,525,280

Industrial Conglomerates - 1.5%
General Electric Co.	263,497	7,667,762
Honeywell International, Inc.	47,335	5,191,703

		12,859,465

Insurance - 1.7%
American International Group, Inc.	43,166	2,663,342
Arthur J. Gallagher & Co.	21,588	1,041,189
Chubb, Ltd.	28,407	3,607,689
Everest RE Group, Ltd.	4,164	847,457
Hartford Financial Services Group, Inc.	10,800	476,388
MetLife, Inc.	98,509	4,625,983
XL Group, Ltd.	23,662	821,072

		14,083,120

Internet & Catalog Retail - 0.0% (C)
TripAdvisor, Inc. (A)	3,200	206,336

Internet & Direct Marketing Retail - 1.1%
Amazon.com, Inc. (A)	11,328	8,947,081

Internet Software & Services - 3.1%
Alphabet, Inc., Class A (A)	9,873	7,996,143
Alphabet, Inc., Class C (A)	9,949	7,805,388
Facebook, Inc., Class A (A)	78,744	10,314,677

		26,116,208

IT Services - 2.2%
Accenture PLC, Class A	57,930	6,733,783
Cognizant Technology Solutions Corp., Class A (A)	31,953	1,640,786
Fidelity National Information Services, Inc.	33,290	2,460,797
International Business Machines Corp.	3,300	507,177
MasterCard, Inc., Class A	4,899	524,291
PayPal Holdings, Inc. (A)	12,804	533,415
Vantiv, Inc., Class A (A)	6,956	405,952
Visa, Inc., Class A	60,564	4,997,136
WEX, Inc. (A)	7,774	848,143

		18,651,480

Life Sciences Tools & Services - 0.4%
Agilent Technologies, Inc.	13,949	607,758
Illumina, Inc. (A)	8,488	1,155,556
Thermo Fisher Scientific, Inc.	10,267	1,509,557

		3,272,871

Machinery - 1.1%
Cummins, Inc.	8,557	1,093,756
Deere & Co.	4,601	406,268
Fortive Corp.	4,094	208,999
Ingersoll-Rand PLC	10,724	721,618
PACCAR, Inc.	40,052	2,199,656
Parker-Hannifin Corp.	4,588	563,177

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Machinery (continued)
Pentair PLC	4,734	$ 260,985
Snap-on, Inc.	9,621	1,482,596
Stanley Black & Decker, Inc.	20,993	2,389,843

		9,326,898

Media - 2.6%
CBS Corp., Class B	4,600	260,452
Charter Communications, Inc., Class A (A)	13,317	3,327,785
Comcast Corp., Class A	92,247	5,702,710
DISH Network Corp., Class A (A)	22,176	1,298,627
Sirius XM Holdings, Inc. (A) (B)	121,759	507,735
Time Warner, Inc.	48,788	4,341,644
Twenty-First Century Fox, Inc., Class A	179,087	4,704,615
Walt Disney Co.	19,300	1,788,917

		21,932,485

Metals & Mining - 0.1%
Newmont Mining Corp.	13,108	485,520
U.S. Steel Corp. (B)	4,538	87,765

		573,285

Multi-Utilities - 0.5%
CMS Energy Corp.	40,143	1,692,028
Public Service Enterprise Group, Inc.	7,467	314,211
Sempra Energy	17,918	1,919,018

		3,925,257

Multiline Retail - 0.2%
Dollar General Corp.	24,373	1,683,931

Oil, Gas & Consumable Fuels - 3.7%
Cabot Oil & Gas Corp.	37,797	789,201
Cheniere Energy, Inc. (A)	12,700	478,790
Chevron Corp.	35,927	3,763,353
Concho Resources, Inc. (A)	8,470	1,075,182
ConocoPhillips	32,373	1,406,607
Diamondback Energy, Inc. (A)	18,432	1,682,657
EOG Resources, Inc.	29,787	2,693,341
EQT Corp.	21,816	1,439,856
Exxon Mobil Corp.	111,695	9,306,427
Kinder Morgan, Inc.	35,206	719,259
Marathon Petroleum Corp.	21,951	956,844
Occidental Petroleum Corp.	27,994	2,041,043
Pioneer Natural Resources Co.	18,170	3,252,793
Valero Energy Corp.	25,006	1,481,356

		31,086,709

Pharmaceuticals - 3.5%
Allergan PLC (A)	17,689	3,695,940
Bristol-Myers Squibb Co.	96,365	4,905,942
Eli Lilly & Co.	59,810	4,416,370
Johnson & Johnson	39,846	4,621,738
Merck & Co., Inc.	45,402	2,666,005
Mylan NV (A)	10,154	370,621
Pfizer, Inc.	272,173	8,630,606

		29,307,222

Road & Rail - 0.8%
Canadian Pacific Railway, Ltd.	13,904	1,987,716
Union Pacific Corp.	57,087	5,033,932

		7,021,648

Semiconductors & Semiconductor Equipment - 2.2%
Analog Devices, Inc., Class A	46,537	2,983,022

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Broadcom, Ltd.	35,352	$ 6,019,739
KLA-Tencor Corp.	5,537	415,884
Lam Research Corp.	29,748	2,881,391
NXP Semiconductors NV (A)	19,031	1,903,100
Texas Instruments, Inc.	52,563	3,724,088

		17,927,224

Software - 2.7%
Adobe Systems, Inc. (A)	49,171	5,286,374
Microsoft Corp.	262,681	15,739,846
Oracle Corp.	18,304	703,240
Workday, Inc., Class A (A)	6,308	546,777

		22,276,237

Specialty Retail - 2.1%
AutoNation, Inc. (A)	1,664	73,000
Best Buy Co., Inc.	29,026	1,129,402
Home Depot, Inc.	45,805	5,588,668
Lowe’s Cos., Inc.	61,072	4,070,449
O’Reilly Automotive, Inc. (A)	7,770	2,054,699
Ross Stores, Inc.	11,242	703,075
Signet Jewelers, Ltd. (B)	1,183	96,130
Tiffany & Co.	3,056	224,371
TJX Cos., Inc.	49,112	3,622,010

		17,561,804

Technology Hardware, Storage & Peripherals - 2.4%
Apple, Inc.	152,194	17,280,107
Hewlett Packard Enterprise Co.	12,059	270,966
HP, Inc.	141,119	2,044,814

		19,595,887

Textiles, Apparel & Luxury Goods - 0.2%
NIKE, Inc., Class B	8,900	446,602
PVH Corp.	1,965	210,216
Ralph Lauren Corp., Class A	3,046	298,813
VF Corp.	13,187	714,867

		1,670,498

Tobacco - 0.8%
Altria Group, Inc.	9,300	614,916
Philip Morris International, Inc.	29,347	2,830,225
Reynolds American, Inc., Class A	61,800	3,403,944

		6,849,085

Wireless Telecommunication Services - 0.1%
T-Mobile US, Inc. (A)	17,746	882,509

Total Common Stocks (Cost $409,397,838)		497,016,481

PREFERRED STOCKS - 0.1%
Banks - 0.1%
Citigroup Capital XIII 7.26% (D)	12,963	337,168

Capital Markets - 0.0% (C)
State Street Corp. Series D, 5.90% (D)	3,072	86,169

Electric Utilities - 0.0% (C)
SCE Trust III Series H, 5.75% (D)	960	27,552

Total Preferred Stocks (Cost $456,527)		450,889

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
ASSET-BACKED SECURITIES - 2.5%
321 Henderson Receivables VI LLC Series 2010-1A, Class A, 5.56%, 07/15/2059 (E)	$ 458,468	$ 510,259
American Tower Trust I Series 2013-1A, Class 1A, 1.55%, 03/15/2043 (E)	1,607,000	1,606,555
Avis Budget Rental Car Funding AESOP LLC
Series 2013-1A, Class A,
1.92%, 09/20/2019 (E)	230,000	229,667
Series 2014-1A, Class A,
2.46%, 07/20/2020 (E)	543,000	546,801
BlueMountain CLO, Ltd. Series 2015-2A, Class A1, 2.31% (D), 07/18/2027 (E)	755,000	756,885
BXG Receivables Note Trust Series 2015-A, Class A, 2.88%, 05/02/2030 (E)	983,807	983,835
Green Tree Agency Advance Funding Trust I Series 2016-T1, Class AT1, 2.38%, 10/15/2048 (E)	320,000	319,322
Hertz Vehicle Financing LLC Series 2016-3A, Class A, 2.27%, 07/25/2020 (E)	540,000	539,394
ICG US CLO, Ltd. Series 2014-1A, Class A1, 2.03% (D), 04/20/2026 (E)	1,565,000	1,552,525
JG Wentworth XXII LLC Series 2010-3A, Class A, 3.82%, 12/15/2048 (E)	320,704	331,141
MVW Owner Trust
Series 2014-1A, Class A,
2.25%, 09/22/2031 (E)	361,451	360,726
Series 2016-1A, Class A,
2.25%, 12/20/2033 (E)	388,915	386,809
NRZ Advance Receivables Trust Series 2015-T4, Class AT4, 3.20%, 11/15/2047 (E)	1,070,000	1,075,234
OCP CLO, Ltd. Series 2015-8A, Class A1, 2.41% (D), 04/17/2027 (E)	750,000	750,132
Ocwen Master Advance Receivables Trust
Series 2015-T3, Class AT3,
3.21%, 11/15/2047 (E)	1,100,000	1,101,453
Series 2016-T2, Class AT2,
2.72%, 08/16/2049 (E)	500,000	498,594
Orange Lake Timeshare Trust Series 2016-A, Class A, 2.61%, 03/08/2029 (E)	700,000	699,921
Palmer Square CLO, Ltd. Series 2015-2A, Class A1A, 2.38% (D), 07/20/2027 (E)	790,000	790,277
SBA Tower Trust Series 2014-1A, Class C, 2.90% (D), 10/15/2044 (E)	1,886,000	1,918,285
Sierra Timeshare Receivables Funding LLC
Series 2013-3A, Class B,
2.70%, 10/20/2030 (E)	90,953	91,424
Series 2014-1A, Class A,
2.07%, 03/20/2030 (E)	217,517	216,350

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Sierra Timeshare Receivables Funding LLC (continued)
Series 2014-2A, Class A,
2.05%, 06/20/2031 (E)	$ 188,718	$ 188,746
Series 2015-1A, Class A,
2.40%, 03/22/2032 (E)	152,714	152,923
Series 2015-1A, Class B,
3.05%, 03/22/2032 (E)	158,742	160,280
Series 2016-2A, Class A,
2.33%, 07/20/2033 (E)	866,642	863,953
Silverleaf Finance XVIII LLC Series 2014-A, Class A, 2.81%, 01/15/2027 (E)	198,982	197,009
SolarCity LMC Series III LLC Series 2014-2, Class A, 4.02%, 07/20/2044 (E)	464,847	433,756
SpringCastle America Funding LLC Series 2016-AA, Class A, 3.05%, 04/25/2029 (E)	755,000	761,403
Trafigura Securitisation Finance PLC Series 2014-1A, Class A, 1.48% (D), 10/15/2018 (E)	1,250,000	1,243,238
VSE VOI Mortgage LLC Series 2016-A, Class A, 2.54%, 07/20/2033 (E)	461,823	462,304
Wellfleet CLO, Ltd. Series 2016-2A, Class A1, 2.51% (D), 10/20/2028 (E) (F) (G)	815,000	815,000

Total Asset-Backed Securities (Cost $20,553,786)		20,544,201

CORPORATE DEBT SECURITIES - 15.2%
Air Freight & Logistics - 0.1%
FedEx Corp.
4.90%, 01/15/2034	225,000	252,748
5.10%, 01/15/2044	160,000	182,704

		435,452

Airlines - 0.6%
American Airlines Pass-Through Trust
3.20%, 12/15/2029	768,563	782,013
3.70%, 04/01/2028	509,101	529,516
Delta Air Lines Pass-Through Trust
4.75%, 11/07/2021	717,571	771,388
6.82%, 02/10/2024	437,744	521,353
Northwest Airlines Pass-Through Trust 7.03%, 05/01/2021	526,538	592,355
United Airlines Pass-Through Trust 3.75%, 03/03/2028	1,559,544	1,638,496

		4,835,121

Auto Components - 0.0% (C)
BorgWarner, Inc. 3.38%, 03/15/2025	345,000	350,220

Automobiles - 0.1%
General Motors Co.
4.88%, 10/02/2023	555,000	597,588
6.25%, 10/02/2043	120,000	137,399

		734,987

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks - 2.6%
Bank of America Corp.
2.63%, 10/19/2020, MTN	$ 455,000	$ 462,613
4.10%, 07/24/2023	500,000	537,435
4.25%, 10/22/2026, MTN	588,000	617,817
4.45%, 03/03/2026, MTN	450,000	480,360
5.75%, 12/01/2017	250,000	261,210
Bank One Capital III 8.75%, 09/01/2030	130,000	184,857
Bank One Corp. 8.00%, 04/29/2027	300,000	404,681
Barclays Bank PLC 10.18%, 06/12/2021 (E)	1,640,000	2,073,672
Branch Banking & Trust Co. 3.80%, 10/30/2026	355,000	380,903
Citigroup, Inc.
1.70%, 04/27/2018	932,000	932,477
2.26% (D), 09/01/2023	810,000	812,875
3.38%, 03/01/2023	163,000	168,058
4.95%, 11/07/2043	60,000	66,097
6.68%, 09/13/2043	60,000	77,213
Commerzbank AG 8.13%, 09/19/2023 (E)	1,655,000	1,902,588
Cooperatieve Rabobank UA
2.25%, 01/14/2019	250,000	253,310
11.00% (D), 06/30/2019 (E) (H)	1,755,000	2,114,599
Discover Bank 3.45%, 07/27/2026	370,000	370,248
First Horizon National Corp. 3.50%, 12/15/2020	410,000	417,479
Intesa Sanpaolo SpA 5.02%, 06/26/2024 (E)	195,000	180,956
JPMorgan Chase & Co.
2.55%, 10/29/2020	1,286,000	1,307,893
3.25%, 09/23/2022	833,000	866,072
4.85%, 02/01/2044	60,000	69,674
6.75% (D), 02/01/2024 (H)	48,000	53,280
JPMorgan Chase Bank NA 6.00%, 10/01/2017	144,000	149,990
KeyBank NA 3.40%, 05/20/2026, MTN	335,000	339,748
Macquarie Bank, Ltd. 1.65%, 03/24/2017 (E)	285,000	285,401
Nordea Bank AB 4.25%, 09/21/2022 (E)	2,025,000	2,175,642
Royal Bank of Scotland Group PLC
6.00%, 12/19/2023	215,000	221,931
6.10%, 06/10/2023	120,000	124,383
6.40%, 10/21/2019	140,000	154,827
Societe Generale SA 5.00%, 01/17/2024 (E)	415,000	432,435
Toronto-Dominion Bank 3.63% (D), 09/15/2031	760,000	759,167
US Bancorp 1.65%, 05/15/2017, MTN	685,000	686,504
Wells Fargo & Co.
2.15%, 01/15/2019	111,000	112,194
4.13%, 08/15/2023	653,000	696,526
5.38%, 11/02/2043	220,000	251,404
5.90% (D), 06/15/2024 (B) (H)	139,000	145,429

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Wells Fargo Bank NA 5.95%, 08/26/2036	$ 320,000	$ 392,877

		21,924,825

Beverages - 0.4%
Anheuser-Busch InBev Finance, Inc. 3.65%, 02/01/2026	913,000	960,715
Molson Coors Brewing Co. 2.10%, 07/15/2021	1,211,000	1,206,189
SABMiller Holdings, Inc. 4.95%, 01/15/2042 (E)	1,157,000	1,312,895

		3,479,799

Biotechnology - 0.2%
Celgene Corp. 5.00%, 08/15/2045	1,082,000	1,160,911
Gilead Sciences, Inc. 4.15%, 03/01/2047	768,000	762,348

		1,923,259

Building Products - 0.1%
Owens Corning 4.20%, 12/15/2022	535,000	568,017

Capital Markets - 1.8%
Ameriprise Financial, Inc.
3.70%, 10/15/2024	1,220,000	1,300,690
7.30%, 06/28/2019	845,000	965,501
Credit Suisse Group Funding Guernsey, Ltd.
3.75%, 03/26/2025	532,000	527,685
3.80%, 06/09/2023 (E)	1,155,000	1,166,208
Deutsche Bank AG
2.12% (D), 08/20/2020	245,000	235,520
4.25%, 10/14/2021 (E)	935,000	941,158
6.00%, 09/01/2017	490,000	502,501
Goldman Sachs Group, Inc.
2.75%, 09/15/2020	386,000	393,628
5.75%, 01/24/2022	1,200,000	1,387,400
6.25%, 02/01/2041	130,000	166,504
6.75%, 10/01/2037	65,000	81,981
Macquarie Group, Ltd. 6.25%, 01/14/2021 (E)	955,000	1,080,020
Morgan Stanley
5.00%, 11/24/2025	1,303,000	1,441,257
5.75%, 01/25/2021	1,785,000	2,023,733
Oaktree Capital Management, LP 6.75%, 12/02/2019 (E)	545,000	613,274
UBS AG
1.80%, 03/26/2018, MTN	1,025,000	1,027,334
7.63%, 08/17/2022	730,000	845,887
UBS Group Funding Jersey, Ltd. 4.13%, 09/24/2025 (E)	677,000	705,366

		15,405,647

Chemicals - 0.1%
LyondellBasell Industries NV 5.00%, 04/15/2019	420,000	448,921
Monsanto Co. 4.40%, 07/15/2044	375,000	371,711

		820,632

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Commercial Services & Supplies - 0.2%
ERAC USA Finance LLC
2.70%, 11/01/2023 (E)	$ 200,000	$ 198,201
3.85%, 11/15/2024 (E)	560,000	594,630
Hutchison Whampoa International 14, Ltd. 1.63%, 10/31/2017 (E)	725,000	725,446

		1,518,277

Communications Equipment - 0.1%
Cisco Systems, Inc. 2.13%, 03/01/2019	175,000	177,971
Harris Corp. 5.55%, 10/01/2021	960,000	1,088,351

		1,266,322

Construction & Engineering - 0.0% (C)
SBA Tower Trust 2.88%, 07/15/2046 (E)	259,000	262,277

Construction Materials - 0.1%
LafargeHolcim Finance US LLC 4.75%, 09/22/2046 (E)	240,000	242,225
Martin Marietta Materials, Inc. 4.25%, 07/02/2024	945,000	988,764

		1,230,989

Consumer Finance - 0.3%
American Express Co. 4.05%, 12/03/2042	225,000	227,998
BMW US Capital LLC 2.80%, 04/11/2026 (E)	354,286	357,347
Discover Financial Services
3.75%, 03/04/2025	785,000	791,108
3.85%, 11/21/2022	605,000	624,325
Ford Motor Credit Co. LLC 4.38%, 08/06/2023	540,000	576,010

		2,576,788

Containers & Packaging - 0.1%
International Paper Co. 4.75%, 02/15/2022	520,000	577,530

Diversified Telecommunication Services - 0.7%
AT&T, Inc.
3.00%, 06/30/2022	1,015,000	1,029,200
3.40%, 05/15/2025	1,240,000	1,235,948
4.35%, 06/15/2045	345,000	316,492
4.60%, 02/15/2021	215,000	232,519
5.00%, 03/01/2021	115,000	126,415
GTP Acquisition Partners I LLC 2.35%, 06/15/2045 (E)	165,000	164,353
Intelsat Jackson Holdings SA 7.25%, 04/01/2019	170,000	137,062
Sprint Capital Corp. 6.88%, 11/15/2028	135,000	124,200
Verizon Communications, Inc.
3.45%, 03/15/2021	575,000	604,906
4.50%, 09/15/2020	140,000	152,187
5.15%, 09/15/2023	785,000	897,930
6.55%, 09/15/2043	439,000	575,220

		5,596,432

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities - 0.6%
Appalachian Power Co. 3.40%, 06/01/2025 (B)	$ 450,000	$ 471,492
Cleveland Electric Illuminating Co.
5.95%, 12/15/2036	125,000	141,851
8.88%, 11/15/2018	28,000	31,862
Duke Energy Corp. 3.75%, 04/15/2024 - 09/01/2046	1,394,000	1,393,900
Entergy Arkansas, Inc. 3.70%, 06/01/2024	206,000	220,544
Jersey Central Power & Light Co. 7.35%, 02/01/2019	116,000	128,957
Niagara Mohawk Power Corp. 4.88%, 08/15/2019 (E)	410,000	443,974
Oncor Electric Delivery Co. LLC
4.10%, 06/01/2022	503,000	551,172
5.30%, 06/01/2042	75,000	93,273
PacifiCorp
3.60%, 04/01/2024	655,000	704,716
5.75%, 04/01/2037	125,000	159,678
Public Service Electric & Gas Co. 3.00%, 05/15/2025, MTN	455,000	474,363

		4,815,782

Energy Equipment & Services - 0.1%
Schlumberger Holdings Corp. 3.00%, 12/21/2020 (E)	459,000	476,267
Schlumberger Investment SA 3.65%, 12/01/2023	105,000	112,314
Weatherford International, Ltd. 5.95%, 04/15/2042	120,000	90,600

		679,181

Equity Real Estate Investment Trusts - 0.9%
CBL & Associates, LP 5.25%, 12/01/2023	754,000	763,348
EPR Properties 4.50%, 04/01/2025	730,000	740,749
HCP, Inc. 3.40%, 02/01/2025	705,000	690,981
Hospitality Properties Trust 5.00%, 08/15/2022	909,000	983,134
Kilroy Realty, LP 4.25%, 08/15/2029	865,000	897,002
Realty Income Corp. 3.88%, 07/15/2024	750,000	792,779
Simon Property Group, LP 3.38%, 10/01/2024	1,270,000	1,333,750
Ventas Realty, LP / Ventas Capital Corp. 2.70%, 04/01/2020	61,000	62,233
VEREIT Operating Partnership, LP
3.00%, 02/06/2019	885,000	895,186
4.13%, 06/01/2021	275,000	286,000

		7,445,162

Food & Staples Retailing - 0.3%
CVS Health Corp.
2.13%, 06/01/2021	789,000	789,069
5.30%, 12/05/2043	162,000	189,744
Wal-Mart Stores, Inc.
4.00%, 04/11/2043	149,000	159,261
4.30%, 04/22/2044	415,000	465,634

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Food & Staples Retailing (continued)
Walgreens Boots Alliance, Inc. 3.30%, 11/18/2021	$ 967,000	$ 1,012,534

		2,616,242

Food Products - 0.3%
Bunge, Ltd. Finance Corp. 3.25%, 08/15/2026	345,000	345,316
Kraft Heinz Foods Co.
2.80%, 07/02/2020	660,000	679,035
4.38%, 06/01/2046	677,000	686,603
4.88%, 02/15/2025 (E)	390,000	428,495
Mondelez International, Inc. 2.25%, 02/01/2019	200,000	203,013

		2,342,462

Health Care Equipment & Supplies - 0.1%
Becton Dickinson and Co. 2.68%, 12/15/2019	270,000	278,251
Boston Scientific Corp. 2.65%, 10/01/2018	187,000	190,612

		468,863

Health Care Providers & Services - 0.3%
Anthem, Inc.
1.88%, 01/15/2018	239,000	239,855
2.30%, 07/15/2018	564,000	568,581
3.30%, 01/15/2023	75,000	77,427
Coventry Health Care, Inc. 5.45%, 06/15/2021	177,000	200,283
Express Scripts Holding Co.
3.40%, 03/01/2027	540,000	530,146
4.80%, 07/15/2046	451,000	449,009
HCA Holdings, Inc. 6.25%, 02/15/2021	255,000	275,081
Tenet Healthcare Corp. 6.25%, 11/01/2018	165,000	174,488
UnitedHealth Group, Inc. 3.38%, 11/15/2021	428,000	455,523

		2,970,393

Household Durables - 0.1%
Newell Brands, Inc. 4.20%, 04/01/2026	495,000	534,854

Household Products - 0.1%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.75%, 10/15/2020	745,000	764,579

Industrial Conglomerates - 0.4%
General Electric Co.
5.00% (D), 01/21/2021 (H)	2,006,000	2,125,156
5.50%, 01/08/2020, MTN	475,000	530,802
6.88%, 01/10/2039, MTN	290,000	424,718

		3,080,676

Insurance - 0.6%
American International Group, Inc. 8.18% (D), 05/15/2068	36,000	48,218
CNA Financial Corp. 5.88%, 08/15/2020	445,000	501,253
Fidelity National Financial, Inc. 5.50%, 09/01/2022	195,000	211,179

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
Lincoln National Corp. 8.75%, 07/01/2019	$ 790,000	$ 921,014
MassMutual Global Funding II 2.35%, 04/09/2019 (E)	200,000	203,997
Metropolitan Life Global Funding I 1.30%, 04/10/2017 (E)	640,000	640,876
OneBeacon US Holdings, Inc. 4.60%, 11/09/2022	350,000	350,604
Pacific Life Insurance Co. 9.25%, 06/15/2039 (E)	306,000	467,943
Principal Financial Group, Inc. 8.88%, 05/15/2019	490,000	575,558
Reinsurance Group of America, Inc. 3.52% (D), 12/15/2065	1,442,000	1,217,048

		5,137,690

IT Services - 0.1%
International Business Machines Corp. 3.63%, 02/12/2024	283,000	304,801
MasterCard, Inc.
2.00%, 04/01/2019	173,000	175,837
3.38%, 04/01/2024	111,000	118,178

		598,816

Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific, Inc. 2.40%, 02/01/2019	609,000	619,171

Machinery - 0.1%
Doosan Heavy Industries & Construction Co., Ltd. 2.13%, 04/27/2020 (E)	490,000	488,331

Media - 0.4%
CBS Corp. 5.75%, 04/15/2020	636,000	712,737
Clear Channel Worldwide Holdings, Inc. 6.50%, 11/15/2022	690,000	702,765
Comcast Corp. 5.88%, 02/15/2018	326,000	345,068
NBCUniversal Enterprise, Inc. 5.25%, 03/19/2021 (E) (H)	200,000	213,060
NBCUniversal Media LLC
4.38%, 04/01/2021	909,000	1,000,138
4.45%, 01/15/2043	274,000	296,283

		3,270,051

Metals & Mining - 0.0% (C)
BHP Billiton Finance USA, Ltd. 3.85%, 09/30/2023 (B)	140,000	151,879
Freeport-McMoRan, Inc. 3.88%, 03/15/2023	140,000	126,350
Rio Tinto Finance USA PLC 2.88%, 08/21/2022	16,000	16,549

		294,778

Multi-Utilities - 0.1%
CMS Energy Corp.
3.88%, 03/01/2024	70,000	75,105
4.88%, 03/01/2044	152,000	175,571
DTE Electric Co. 4.30%, 07/01/2044	300,000	337,787

		588,463

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels - 0.9%
Anadarko Petroleum Corp. 5.55%, 03/15/2026 (B)	$ 294,000	$ 334,217
Apache Corp.
4.25%, 01/15/2044	47,000	46,363
4.75%, 04/15/2043	65,000	67,884
BP Capital Markets PLC 3.12%, 05/04/2026	645,000	652,639
Energy Transfer Partners, LP
5.15%, 02/01/2043	600,000	556,134
5.95%, 10/01/2043	120,000	123,499
EnLink Midstream Partners, LP 4.85%, 07/15/2026	436,000	444,121
EOG Resources, Inc. 2.45%, 04/01/2020	290,000	295,304
Exxon Mobil Corp.
1.82%, 03/15/2019	500,000	505,576
3.04%, 03/01/2026	820,000	847,896
Husky Energy, Inc. 4.00%, 04/15/2024	140,000	147,337
Kerr-McGee Corp. 6.95%, 07/01/2024	150,000	179,852
Kinder Morgan Energy Partners, LP 4.15%, 02/01/2024	465,000	476,032
Laredo Petroleum, Inc. 7.38%, 05/01/2022 (B)	180,000	185,400
MEG Energy Corp. 6.50%, 03/15/2021 (E)	150,000	129,375
Murphy Oil Corp. 3.50%, 12/01/2017	250,000	252,026
Nexen Energy ULC 5.88%, 03/10/2035	10,000	11,866
Noble Energy, Inc.
6.00%, 03/01/2041	75,000	83,889
8.25%, 03/01/2019	139,000	158,186
Peabody Energy Corp. 6.25%, 11/15/2021 (I)	135,000	59,738
Petrobras Global Finance BV 6.25%, 03/17/2024	350,000	345,975
Petroleos Mexicanos 3.50%, 07/18/2018 - 01/30/2023	390,000	385,933
Range Resources Corp. 5.75%, 06/01/2021 (E)	40,000	40,600
Shell International Finance BV
2.50%, 09/12/2026	651,000	632,877
3.75%, 09/12/2046	195,000	185,638
TransCanada PipeLines, Ltd.
3.75%, 10/16/2023	120,000	127,651
4.63%, 03/01/2034	110,000	120,804
Western Gas Partners, LP 5.38%, 06/01/2021	225,000	245,341
Williams Cos., Inc.
3.70%, 01/15/2023	64,000	61,920
7.88%, 09/01/2021	100,000	116,000
Williams Partners, LP 5.40%, 03/04/2044	104,000	103,408

		7,923,481

Pharmaceuticals - 0.6%
Actavis Funding SCS
3.00%, 03/12/2020	645,000	664,091

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals (continued)
Actavis Funding SCS (continued)
3.45%, 03/15/2022	$ 366,000	$ 379,982
3.80%, 03/15/2025	667,000	692,222
4.55%, 03/15/2035	779,000	804,324
Actavis, Inc. 3.25%, 10/01/2022	727,000	748,718
Merck & Co., Inc. 1.30%, 05/18/2018	250,000	250,519
Mylan NV 3.15%, 06/15/2021 (E)	250,000	254,015
Pfizer, Inc. 4.40%, 05/15/2044	118,000	132,672
Teva Pharmaceutical Finance Co., BV 3.65%, 11/10/2021	32,000	33,702
Teva Pharmaceutical Finance Netherlands III BV
2.20%, 07/21/2021	843,000	832,824
4.10%, 10/01/2046	155,000	143,889

		4,936,958

Road & Rail - 0.2%
Aviation Capital Group Corp. 7.13%, 10/15/2020 (E)	1,312,000	1,551,007
Burlington Northern Santa Fe LLC
3.00%, 03/15/2023	40,000	41,573
3.75%, 04/01/2024	37,000	40,228

		1,632,808

Semiconductors & Semiconductor Equipment - 0.2%
Intel Corp. 2.45%, 07/29/2020	1,084,000	1,116,885
KLA-Tencor Corp. 4.13%, 11/01/2021	520,000	555,941

		1,672,826

Software - 0.1%
Microsoft Corp. 2.70%, 02/12/2025	845,000	859,038

Technology Hardware, Storage & Peripherals - 0.3%
Apple, Inc. 2.85%, 02/23/2023	1,342,000	1,391,811
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. 6.02%, 06/15/2026 (E)	555,000	604,980
Hewlett Packard Enterprise Co. 3.85%, 10/15/2020 (E)	695,000	736,331
HP, Inc. 3.75%, 12/01/2020	35,000	36,811

		2,769,933

Tobacco - 0.1%
Altria Group, Inc. 4.00%, 01/31/2024	114,000	125,115
RJ Reynolds Tobacco Co. 8.13%, 06/23/2019	340,000	395,367

		520,482

Trading Companies & Distributors - 0.1%
International Lease Finance Corp.
7.13%, 09/01/2018 (E)	500,000	544,375
8.25%, 12/15/2020	545,000	648,550

		1,192,925

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Wireless Telecommunication Services - 0.6%
America Movil SAB de CV
3.13%, 07/16/2022	$ 200,000	$ 205,078
4.38%, 07/16/2042 (B)	300,000	294,273
Crown Castle Towers LLC
3.22%, 05/15/2042 (E)	531,000	548,603
4.88%, 08/15/2040 (E)	525,000	570,596
6.11%, 01/15/2040 (E)	1,799,000	1,984,824
SBA Tower Trust 2.24%, 04/15/2043 (E)	215,000	215,470
Sprint Communications, Inc. 9.00%, 11/15/2018 (E)	965,000	1,061,500
Sprint Corp. 7.88%, 09/15/2023	155,000	153,450
T-Mobile USA, Inc.
6.46%, 04/28/2019	20,000	20,325
6.63%, 04/28/2021	55,000	57,681
6.73%, 04/28/2022	55,000	57,475
6.84%, 04/28/2023	15,000	16,020

		5,185,295

Total Corporate Debt Securities (Cost $125,387,774)		126,915,814

FOREIGN GOVERNMENT OBLIGATIONS - 0.4%
Brazil - 0.0% (C)
Brazil Government International Bond 4.25%, 01/07/2025	330,000	326,700

Colombia - 0.1%
Colombia Government International Bond
4.00%, 02/26/2024 (B)	235,000	244,400
4.50%, 01/28/2026 (B)	200,000	214,000

		458,400

Indonesia - 0.1%
Indonesia Government International Bond
4.75%, 01/08/2026 (E)	200,000	218,021
5.38%, 10/17/2023 (E)	315,000	355,975

		573,996

Mexico - 0.1%
Mexico Government International Bond 4.00%, 10/02/2023	630,000	662,130

Peru - 0.0% (C)
Peru Government International Bond 7.35%, 07/21/2025	125,000	170,938

Republic of Korea - 0.1%
Export-Import Bank of Korea 4.00%, 01/11/2017	515,000	517,575
Korea Development Bank
3.00%, 03/17/2019	200,000	206,669
3.50%, 08/22/2017	515,000	523,605

		1,247,849

Saudi Arabia - 0.0% (C)
Saudi Arabia Government International Bond 2.38%, 10/26/2021 (E)	255,000	254,362

Total Foreign Government Obligations (Cost $3,586,077)		3,694,375

	Principal	Value
MORTGAGE-BACKED SECURITIES - 4.7%
Aventura Mall Trust Series 2013-AVM, Class A, 3.74% (D), 12/05/2032 (E)	$ 700,000	$ 748,657
Banc of America Commercial Mortgage Trust Series 2007-3, Class A1A, 5.55% (D), 06/10/2049	268,883	272,225
Banc of America Re-REMIC Trust Series 2010-UB3, Class A4B1, 5.72% (D), 06/15/2049 (E)	360,000	359,787
BB-UBS Trust
Series 2012-TFT, Class A,
2.89%, 06/05/2030 (E)	1,145,000	1,151,871
Series 2012-TFT, Class C,
3.47% (D), 06/05/2030 (E)	1,070,000	1,049,623
BB-UBS Trust, Interest Only STRIPS Series 2012-SHOW, Class XA, 0.60% (D), 11/05/2036 (E)	3,045,000	133,514
BCAP LLC Trust
Series 2009-RR14, Class 1A1,
6.00% (D), 05/26/2037 (E)	79,289	81,672
Series 2009-RR6, Class 2A1,
3.11% (D), 08/26/2035 (E)	419,058	415,275
Series 2010-RR1, Class 12A1,
5.25% (D), 08/26/2036 (E)	140,897	142,544
Bear Stearns Commercial Mortgage Securities Trust
Series 2006-PW14, Class A1A,
5.19%, 12/11/2038	99,377	99,266
Series 2007-PW15, Class A1A,
5.32%, 02/11/2044	182,489	183,566
Series 2007-PW17, Class A1A,
5.65% (D), 06/11/2050	272,145	278,751
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class A3,
3.75%, 03/10/2047	145,000	156,596
Series 2014-GC19, Class A4,
4.02%, 03/10/2047	220,000	241,320
Citigroup Mortgage Loan Trust Series 2015-A, Class A1, 3.50% (D), 06/25/2058 (E)	851,877	865,026
COMM Mortgage Trust
Series 2010-RR1, Class GEB,
5.54% (D), 12/11/2049 (E)	750,000	758,892
Series 2013-CR11, Class AM,
4.72% (D), 10/10/2046	70,000	78,069
Series 2013-GAM, Class A1,
1.71%, 02/10/2028 (E)	93,022	92,431
Series 2013-GAM, Class A2,
3.37%, 02/10/2028 (E)	110,000	114,089
Series 2014-UBS2, Class A5,
3.96%, 03/10/2047	155,000	168,362
Series 2016-GCT, Class C,
3.46% (D), 08/10/2029 (E)	520,000	531,434
Commercial Mortgage Pass-Through Certificates Series 2012-LTRT, Class A2, 3.40%, 10/05/2030 (E)	830,000	855,265
Commercial Mortgage Trust Series 2007-GG11, Class AM, 5.87% (D), 12/10/2049	70,000	72,014

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Core Industrial Trust Series 2015-CALW, Class B, 3.25%, 02/10/2034 (E)	$ 1,040,000	$ 1,080,335
Credit Suisse Mortgage Capital Certificates Series 2009-11R, Class 5A1, 2.75% (D), 08/26/2036 (E)	450,984	444,601
CSMC Trust
Series 2010-RR1, Class 2A,
5.70% (D), 09/15/2040 (E)	323,608	326,394
Series 2014-4R, Class 21A1,
0.86% (D), 12/27/2035 (E)	750,620	724,758
DBRR Trust Series 2011-C32, Class A3A, 5.70% (D), 06/17/2049 (E)	150,000	151,279
GS Mortgage Securities Corp. II Series 2013-KING, Class E, 3.44% (D), 12/10/2027 (E)	320,000	305,235
GS Mortgage Securities Trust Series 2013-G1, Class A2, 3.56% (D), 04/10/2031 (E)	675,000	695,606
Hilton USA Trust, Interest Only STRIPS Series 2013-HLT, Class X1FX, 0.00% (D), 11/05/2030 (E)	12,925,272	129
Houston Galleria Mall Trust Series 2015-HGLR, Class A1A2, 3.09%, 03/05/2037 (E)	700,000	713,686
Jefferies Re-REMIC Trust
Series 2009-R2, Class 2A,
3.15% (D), 12/26/2037 (E)	90,087	89,569
Series 2009-R7, Class 10A3,
6.00%, 12/26/2036 (E)	50,679	51,495
Series 2009-R7, Class 1A1,
2.78% (D), 02/26/2036 (E)	260,179	254,924
Series 2009-R7, Class 4A1,
3.17% (D), 09/26/2034 (E)	44,556	44,289
Series 2009-R9, Class 1A1,
2.81% (D), 08/26/2046 (E)	78,887	79,250
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2007-CB18, Class A1A,
5.43% (D), 06/12/2047	250,091	250,880
Series 2007-CB20, Class AM,
5.88% (D), 02/12/2051	360,000	371,527
Series 2007-LD12, Class A1A,
5.85% (D), 02/15/2051	339,533	346,936
Series 2007-LDPX, Class A1A,
5.44%, 01/15/2049	250,659	252,370
Series 2008-C2, Class ASB,
6.13% (D), 02/12/2051	25,971	26,233
Series 2010-C1, Class B,
5.95%, 06/15/2043 (E)	370,000	398,404
Series 2012-WLDN, Class A,
3.91%, 05/05/2030 (E)	1,187,629	1,268,500
JPMorgan Re-REMIC Trust Series 2014-2, Class 6A1, 2.88% (D), 05/26/2037 (E)	621,124	620,293
LB-UBS Commercial Mortgage Trust Series 2007-C7, Class AM, 6.16% (D), 09/15/2045	110,000	114,367

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Merrill Lynch Mortgage Trust Series 2007-C1, Class A1A, 5.83% (D), 06/12/2050	$ 125,792	$ 127,619
Mill City Mortgage Loan Trust Series 2016-1, Class A1, 2.50% (D), 04/25/2057 (E)	247,026	248,923
Morgan Stanley Bank of America Merrill Lynch Trust Series 2012-C6, Class AS, 3.48%, 11/15/2045	320,000	335,187
Morgan Stanley Capital Barclays Bank Trust Series 2016-MART, Class A, 2.20%, 09/13/2031 (E)	1,000,000	998,411
Morgan Stanley Capital I Trust
Series 2007-HQ12, Class AM,
5.72% (D), 04/12/2049	280,000	280,610
Series 2007-IQ13, Class A1A,
5.31%, 03/15/2044	274,070	275,515
Series 2007-IQ13, Class AM,
5.41%, 03/15/2044	110,000	110,666
Series 2007-IQ14, Class A1A,
5.67% (D), 04/15/2049	118,949	120,477
Series 2007-IQ15, Class AM,
5.91% (D), 06/11/2049	335,000	341,277
Morgan Stanley Re-REMIC Trust
Series 2010-GG10, Class A4B,
5.79% (D), 08/15/2045 (E)	678,000	682,622
Series 2012-XA, Class A,
2.00%, 07/27/2049 (E)	28,352	28,245
Series 2014-R3, Class 2A,
3.00% (D), 07/26/2048 (E)	961,286	966,829
Motel 6 Trust
Series 2015-MTL6, Class B,
3.30%, 02/05/2030 (E)	930,000	931,521
Series 2015-MTL6, Class C,
3.64%, 02/05/2030 (E)	2,085,000	2,088,340
Nationstar Mortgage Loan Trust Series 2013-A, Class A, 3.75% (D), 12/25/2052 (E)	477,655	496,203
New Residential Mortgage Loan Trust
Series 2014-1A, Class A,
3.75% (D), 01/25/2054 (E)	209,131	216,663
Series 2014-2A, Class A3,
3.75% (D), 05/25/2054 (E)	533,936	552,734
Series 2014-3A, Class AFX3,
3.75% (D), 11/25/2054 (E)	387,035	399,156
Series 2015-2A, Class A1,
3.75% (D), 08/25/2055 (E)	884,016	917,184
Series 2016-2A, Class A1,
3.75% (D), 11/26/2035 (E)	571,639	591,374
Series 2016-3A, Class A1B,
3.25% (D), 09/25/2056 (E)	588,210	603,249
Palisades Center Trust Series 2016-PLSD, Class A, 2.71%, 04/13/2033 (E)	750,000	762,138
Provident Funding Mortgage Loan Trust Series 2005-1, Class 3A1, 1.11% (D), 05/25/2035	463,568	445,188

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Queens Center Mortgage Trust Series 2013-QCA, Class D, 3.47% (D), 01/11/2037 (E)	$ 410,000	$ 402,889
SCG Trust
Series 2013-SRP1, Class A,
1.93% (D), 11/15/2026 (E)	230,000	228,264
Series 2013-SRP1, Class AJ,
2.48% (D), 11/15/2026 (E)	570,000	555,828
STRIPS, Ltd. Series 2012-1A, Class A, 1.50%, 12/25/2044 (E)	14,122	14,122
Towd Point Mortgage Trust
Series 2015-3, Class A1B,
3.00% (D), 03/25/2054 (E)	1,116,931	1,135,680
Series 2015-5, Class A1B,
2.75% (D), 05/25/2055 (E)	660,236	668,977
Series 2015-6, Class A1B,
2.75% (D), 04/25/2055 (E)	853,900	866,054
Series 2016-1, Class A1B,
2.75% (D), 02/25/2055 (E)	1,022,257	1,035,694
Series 2016-2, Class A1A,
2.75% (D), 08/25/2055 (E)	982,541	997,211
Series 2016-3, Class A1,
2.25% (D), 08/25/2055 (E)	838,236	839,493
Series 2016-4, Class A1,
2.25% (D), 07/25/2056 (E)	1,178,647	1,180,004
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 06/10/2030 (E)	560,000	588,377
Waldorf Astoria Boca Raton Trust Series 2016-BOCA, Class C, 3.03% (D), 06/15/2029 (E)	695,000	694,700

Total Mortgage-Backed Securities (Cost $39,269,381)		39,188,733

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.3%
California - 0.2%
Los Angeles Community College District, General Obligation Unlimited 6.60%, 08/01/2042	45,000	66,789
State of California, General Obligation Unlimited
7.60%, 11/01/2040	200,000	315,082
7.95%, 03/01/2036	905,000	1,078,416
University of California, Revenue Bonds Series AD, 4.86%, 05/15/2112	40,000	41,766

		1,502,053

Georgia - 0.0% (C)
Municipal Electric Authority of Georgia, Revenue Bonds Series A, 6.64%, 04/01/2057	35,000	45,823

Illinois - 0.0% (C)
State of Illinois, General Obligation Unlimited 5.10%, 06/01/2033	190,000	181,516

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New Jersey - 0.0% (C)
New Jersey Turnpike Authority, Revenue Bonds Series F, 7.41%, 01/01/2040	$ 54,000	$ 81,967

New York - 0.1%
Metropolitan Transportation Authority, Revenue Bonds Series E, 6.81%, 11/15/2040	45,000	63,106
New York City Water & Sewer System, Revenue Bonds Series CC, 5.88%, 06/15/2044	45,000	62,539
New York State Dormitory Authority, Revenue Bonds Series H, 5.39%, 03/15/2040	40,000	51,473
Port Authority of New York & New Jersey, Revenue Bonds Series 181, 4.96%, 08/01/2046	70,000	83,684

		260,802

Total Municipal Government Obligations (Cost $1,981,637)		2,072,161

U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.3%
Federal Home Loan Mortgage Corp.
5.00%, 04/01/2018	4,198	4,312
5.50%, 09/01/2018 - 06/01/2041	201,639	227,457
Federal National Mortgage Association
Zero Coupon, 10/09/2019	640,000	613,147
1.99% (D), 02/01/2043	177,995	181,126
2.50%, TBA (F)	2,619,000	2,694,910
3.00%, TBA (F)	15,722,000	16,186,290
3.33% (D), 10/25/2023	190,000	202,878
3.50%, 07/01/2028 - 11/01/2028	585,034	625,708
3.50%, TBA (F)	16,769,000	17,609,592
4.00%, 04/01/2026 - 06/01/2042	152,920	165,160
4.00%, TBA (F)	5,633,000	6,031,710
4.50%, 02/01/2025 - 06/01/2026	423,858	455,103
5.00%, 05/01/2018 - 11/01/2039	2,033,093	2,291,480
5.00%, TBA (F)	1,683,000	1,863,838
5.50%, 07/01/2019 - 12/01/2041	1,616,588	1,874,763
6.00%, 08/01/2036 - 06/01/2041	1,098,083	1,269,033
6.50%, 05/01/2040	223,596	257,135
Government National Mortgage Association, Interest Only STRIPS 0.88% (D), 02/16/2053	749,736	41,598

Total U.S. Government Agency Obligations (Cost $52,629,164)		52,595,240

U.S. GOVERNMENT OBLIGATIONS - 8.8%
U.S. Treasury - 7.9%
U.S. Treasury Bond
2.50%, 02/15/2045 - 05/15/2046	4,763,000	4,679,477
2.75%, 08/15/2042	2,611,500	2,713,510
2.88%, 08/15/2045	430,000	455,666
3.13%, 02/15/2042	1,250,000	1,391,357

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Bond (continued)
3.50%, 02/15/2039	$ 1,485,000	$ 1,766,338
3.63%, 02/15/2044	7,089,000	8,615,630
4.50%, 02/15/2036	2,758,500	3,750,589
4.75%, 02/15/2037	1,406,000	1,970,541
5.25%, 02/15/2029	3,555,000	4,827,302
U.S. Treasury Note
0.63%, 09/30/2017	1,618,000	1,616,863
0.88%, 04/15/2017 - 04/30/2017	5,838,700	5,848,418
1.00%, 09/15/2017 - 11/30/2019	712,900	712,910
1.13%, 06/30/2021	235,000	233,017
1.13%, 09/30/2021 (B)	880,000	871,681
1.25%, 11/30/2018	7,369,000	7,421,674
1.50%, 08/15/2026	335,000	325,002
1.63%, 03/31/2019 - 05/15/2026	7,323,100	7,379,860
1.88%, 11/30/2021	2,691,000	2,756,908
2.00%, 02/15/2025	3,139,000	3,199,084
2.50%, 08/15/2023 - 05/15/2024	5,156,300	5,458,312

		65,994,139

U.S. Treasury Inflation-Protected Securities - 0.9%
U.S. Treasury Inflation-Indexed Bond
1.75%, 01/15/2028	1,164,585	1,351,133
2.50%, 01/15/2029	1,484,788	1,864,806
U.S. Treasury Inflation-Indexed Note 0.63%, 01/15/2024	3,602,413	3,763,333

		6,979,272

Total U.S. Government Obligations (Cost $70,889,878)		72,973,411

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS - 4.4%
Federal Home Loan Bank Discount Notes
0.06% (J), 11/14/2016	6,100,000	6,099,561
0.09% (J), 11/23/2016	150,000	149,982
0.16% (J), 11/30/2016	400,000	399,936
0.18% (J), 12/07/2016 - 12/09/2016	12,625,000	12,622,280
0.20% (J), 12/20/2016	360,000	359,897
0.26% (J), 12/30/2016	1,125,000	1,124,613
0.31% (J), 01/09/2017	3,550,000	3,547,824
0.33% (J), 01/13/2017	1,725,000	1,723,880
0.36% (J), 01/25/2017	10,825,000	10,816,816

Total Short-Term U.S. Government Agency Obligations (Cost $36,841,447)		36,844,789

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 1.0%
U.S. Treasury Bill
0.03% (J), 11/10/2016	3,000,000	2,999,907
0.04% (J), 11/10/2016	190,000	189,994
0.17% (J), 12/08/2016	230,000	229,960
0.21% (J), 03/30/2017	210,000	209,658

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Bill (continued)
0.26% (J), 01/12/2017	$ 650,000	$ 649,657
0.28% (J), 01/19/2017	500,000	499,688
0.29% (J), 01/12/2017	150,000	149,921
0.30% (J), 01/19/2017	400,000	399,750
0.32% (J), 01/12/2017	2,750,000	2,748,551

Total Short-Term U.S. Government Obligations (Cost $8,076,399)		8,077,086

	Shares	Value
SECURITIES LENDING COLLATERAL - 0.4%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.27% (J)	3,642,844	3,642,844

Total Securities Lending Collateral (Cost $3,642,844)		3,642,844

	Principal	Value
REPURCHASE AGREEMENT - 1.9%
State Street Bank & Trust Co. 0.03% (J), dated 10/31/2016, to be repurchased at $16,241,106 on 11/01/2016. Collateralized by U.S. Government Agency Obligations, 0.00% (J) - 1.38%, due 11/15/2016 - 12/29/2016, and with a total value of $16,568,050	$ 16,241,092	16,241,092

Total Repurchase Agreement (Cost $16,241,092)		16,241,092

Total Investments (Cost $788,953,844) (K)		880,257,116

	Shares	Value
SECURITIES SOLD SHORT - (0.0)% (C)
COMMON STOCKS - (0.0)% (C)
Equity Real Estate Investment Trusts - (0.0)% (C)
Quality Care Properties, Inc. (F)	(794)	(12,188)

Hotels, Restaurants & Leisure - (0.0)% (C)
Yum China Holdings, Inc. (F)	(9,796)	(237,455)

Total Common Stocks (Proceeds $256,749)		(249,643)

Total Securities Sold Short (Proceeds $256,749)		(249,643)

Net Other Assets (Liabilities) - (5.6)%		(46,693,072)

Net Assets - 100.0%		$ 833,314,401

FUTURES CONTRACTS: (L)
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini	Long	108	12/16/2016	$—	$(80,366)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

SECURITY VALUATION:

Valuation Inputs (M)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$497,016,481	$—	$—	$497,016,481
Preferred Stocks	450,889	—	—	450,889
Asset-Backed Securities	—	20,544,201	—	20,544,201
Corporate Debt Securities	—	126,915,814	—	126,915,814
Foreign Government Obligations	—	3,694,375	—	3,694,375
Mortgage-Backed Securities	—	39,188,733	—	39,188,733
Municipal Government Obligations	—	2,072,161	—	2,072,161
U.S. Government Agency Obligations	—	52,595,240	—	52,595,240
U.S. Government Obligations	—	72,973,411	—	72,973,411
Short-Term U.S. Government Agency Obligations	—	36,844,789	—	36,844,789
Short-Term U.S. Government Obligations	—	8,077,086	—	8,077,086
Securities Lending Collateral	3,642,844	—	—	3,642,844
Repurchase Agreement	—	16,241,092	—	16,241,092

Total Investments	$501,110,214	$379,146,902	$—	$880,257,116

LIABILITIES
Securities Sold Short
Common Stocks	$(249,643)	$—	$—	$(249,643)

Total Securities Sold Short	$(249,643)	$—	$—	$(249,643)

Other Financial Instruments
Futures Contracts (N)	$(80,366)	$—	$—	$(80,366)

Total Other Financial Instruments	$(80,366)	$—	$—	$(80,366)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $3,539,042. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Floating or variable rate securities. The rates disclosed are as of October 31, 2016.
(E)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, the total value of 144A securities is $84,745,583, representing 10.2% of the Fund’s net assets.
(F)	Securities on a when-issued, delayed-delivery, or forward commitment basis. Securities to be settled and delivered after October 31, 2016.
(G)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2016, value of the security is $815,000, representing 0.1% of the Fund’s net assets.
(H)	Perpetual maturity. The date displayed is the next call date.
(I)	Security in default.
(J)	Rates disclosed reflect the yields at October 31, 2016.
(K)	Aggregate cost for federal income tax purposes is $793,778,127. Aggregate gross unrealized appreciation and depreciation for all securities is $96,416,453 and $9,937,464, respectively. Net unrealized appreciation for tax purposes is $86,478,989.
(L)	Cash in the amount of $500,000 has been segregated by the custodian as collateral to cover margin requirements for open futures contracts.
(M)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(N)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Principal	Value
ASSET-BACKED SECURITIES - 13.5%
American Tower Trust I Series 2013-1A, Class 1A, 1.55%, 03/15/2043 (A)	$ 25,000,000	$ 24,993,082
Ares IIIR / IVR CLO, Ltd. Series 2007-3RA, Class A2, 1.10% (B), 04/16/2021 (A)	3,496,146	3,471,914
Battalion CLO, Ltd. Series 2007-1A, Class C, 1.68% (B), 07/14/2022 (A)	14,000,000	13,712,944
Burr Ridge CLO Plus LLC Series 2006-1A, Class C, 1.60% (B), 03/27/2023 (A)	6,500,000	6,333,990
BXG Receivables Note Trust
Series 2012-A, Class A,
2.66%, 12/02/2027 (A)	6,662,399	6,633,239
Series 2013-A, Class A,
3.01%, 12/04/2028 (A)	13,186,181	13,298,174
Citigroup Mortgage Loan Trust Series 2003-HE3, Class A, 0.91% (B), 12/25/2033	2,217,424	2,178,975
CWABS Asset-Backed Certificates Trust Series 2006-17, Class 2A2, 0.68% (B), 03/25/2047	11,630,400	10,810,375
Diamond Resorts Owner Trust
Series 2013-1, Class A,
1.95%, 01/20/2025 (A)	3,258,613	3,244,650
Series 2013-2, Class A,
2.27%, 05/20/2026 (A)	5,146,303	5,131,863
Series 2014-1, Class B,
2.98%, 05/20/2027 (A)	1,862,905	1,861,473
Foursight Capital Automobile Receivables Trust Series 2014-1, Class A, 2.11%, 03/23/2020 (A)	2,677,659	2,679,421
Green Tree Agency Advance Funding Trust I Series 2016-T1, Class AT1, 2.38%, 10/15/2048 (A)	9,000,000	8,980,920
Hertz Vehicle Financing LLC Series 2016-1A, Class B, 3.72%, 03/25/2020 (A)	15,000,000	15,274,649
Hilton Grand Vacations Trust
Series 2013-A, Class A,
2.28%, 01/25/2026 (A)	2,654,952	2,645,125
Series 2014-AA, Class A,
1.77%, 11/25/2026 (A)	5,202,813	5,157,821
Series 2014-AA, Class B,
2.07%, 11/25/2026 (A)	7,928,096	7,874,695
HSBC Home Equity Loan Trust Series 2007-1, Class A4, 0.89% (B), 03/20/2036	4,437,219	4,409,402
Inwood Park CDO, Ltd. Series 2006-1A, Class C, 1.58% (B), 01/20/2021 (A)	12,750,000	12,565,584
Marriott Vacation Club Owner Trust Series 2012-1A, Class A, 2.51%, 05/20/2030 (A)	5,871,402	5,904,335

	Principal	Value
ASSET-BACKED SECURITIES (continued)
MVW Owner Trust
Series 2014-1A, Class B,
2.70%, 09/22/2031 (A)	$ 5,764,763	$ 5,788,689
Series 2015-1A, Class A,
2.52%, 12/20/2032 (A)	7,015,381	7,041,724
Newstar Trust Series 2012-2A, Class A, 2.78% (B), 01/20/2023 (A)	7,553,912	7,517,034
NRZ Advance Receivables Trust
Series 2015-T4, Class AT4,
3.20%, 11/15/2047 (A)	20,000,000	20,097,826
Series 2016-T2, Class AT2,
2.58%, 10/15/2049 (A)	10,000,000	9,994,800
Ocean Trails CLO I Series 2006-1A, Class A1, 1.12% (B), 10/12/2020 (A)	431,156	430,204
Ocwen Master Advance Receivables Trust
Series 2015-T3, Class AT3,
3.21%, 11/15/2047 (A)	20,095,000	20,121,545
Series 2016-T1, Class AT1,
2.52%, 08/17/2048 (A)	15,900,000	15,910,173
Orange Lake Timeshare Trust
Series 2012-AA, Class A,
3.45%, 03/10/2027 (A)	1,449,839	1,467,028
Series 2014-AA, Class A,
2.29%, 07/09/2029 (A)	7,206,441	7,175,460
Series 2015-AA, Class A,
2.88%, 09/08/2027 (A)	10,907,028	10,996,501
Series 2016-A, Class A,
2.61%, 03/08/2029 (A)	10,000,000	9,998,868
Sierra Timeshare Receivables Funding LLC
Series 2012-1A, Class B,
3.58%, 11/20/2028 (A)	1,896,207	1,900,009
Series 2012-2A, Class A,
2.38%, 03/20/2029 (A)	1,565,836	1,566,873
Series 2012-2A, Class B,
3.42%, 03/20/2029 (A)	701,121	703,816
Series 2013-2A, Class C,
4.75%, 11/20/2025 (A)	5,199,285	5,086,023
Series 2014-1A, Class A,
2.07%, 03/20/2030 (A)	2,500,190	2,486,784
Series 2014-1A, Class B,
2.42%, 03/20/2030 (A)	2,500,190	2,493,390
Series 2014-2A, Class B,
2.40%, 06/20/2031 (A)	4,898,025	4,906,888
Series 2014-3A, Class B,
2.80%, 10/20/2031 (A)	5,226,505	5,261,673
Series 2015-1A, Class A,
2.40%, 03/22/2032 (A)	1,808,457	1,810,934
Series 2015-1A, Class B,
3.05%, 03/22/2032 (A)	2,210,336	2,231,740
Silverleaf Finance XV LLC Series 2012-D, Class A, 3.00%, 03/17/2025 (A)	2,843,891	2,845,113
SilverLeaf Finance XVII LLC Series 2013-A, Class A, 2.68%, 03/16/2026 (A)	3,769,255	3,736,594

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Silverleaf Finance XVIII LLC Series 2014-A, Class A, 2.81%, 01/15/2027 (A)	$ 5,102,103	$ 5,051,510
SpringCastle America Funding LLC Series 2016-AA, Class A, 3.05%, 04/25/2029 (A)	15,000,000	15,127,200
SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes
Series 2015-T2, Class CT2,
3.74%, 01/15/2047 (A)	7,000,000	7,001,344
Series 2015-T3, Class AT3,
2.92%, 07/15/2047 (A)	18,000,000	18,031,716
SVO VOI Mortgage LLC Series 2012-AA, Class A, 2.00%, 09/20/2029 (A)	6,984,699	6,900,211
Welk Resorts LLC
Series 2013-AA, Class A,
3.10%, 03/15/2029 (A)	7,781,870	7,847,595
Series 2015-AA, Class A,
2.79%, 06/16/2031 (A)	7,681,293	7,671,701
Westgate Resorts LLC Series 2015-1A, Class A, 2.75%, 05/20/2027 (A)	3,745,421	3,721,575

Total Asset-Backed Securities (Cost $376,463,618)		380,085,172

CORPORATE DEBT SECURITIES - 64.6%
Aerospace & Defense - 0.6%
Bombardier, Inc.
4.75%, 04/15/2019 (A) (C)	3,020,000	3,004,900
7.50%, 03/15/2018 (A)	14,206,000	15,049,552

		18,054,452

Airlines - 1.8%
America West Airlines Pass-Through Trust
7.93%, 07/02/2020	1,111,593	1,178,288
8.06%, 01/02/2022	6,555,004	7,374,379
Delta Air Lines Pass-Through Trust 6.20%, 01/02/2020	17,861,617	19,022,622
Northwest Airlines Pass-Through Trust 6.26%, 05/20/2023	836,053	907,117
UAL Pass-Through Trust
9.75%, 07/15/2018	9,441,226	9,600,028
10.40%, 05/01/2018	7,367,211	7,389,976
Virgin Australia Trust 5.00%, 04/23/2025 (A)	5,136,369	5,328,983

		50,801,393

Banks - 10.7%
Bank of America NA 1.15% (B), 06/15/2017	14,285,000	14,280,372
Citigroup, Inc. 2.07% (B), 08/02/2021	4,910,000	4,946,039
Citizens Bank NA 1.60%, 12/04/2017, MTN	1,940,000	1,939,651
Cooperatieve Rabobank UA 11.00% (B), 06/30/2019 (A) (D)	23,684,000	28,536,852
Discover Bank 7.00%, 04/15/2020	12,352,000	13,949,163

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
First Horizon National Corp. 3.50%, 12/15/2020	$ 5,160,000	$ 5,254,124
First Niagara Financial Group, Inc.
6.75%, 03/19/2020	13,396,000	15,352,446
7.25%, 12/15/2021	15,000,000	18,314,610
First Tennessee Bank NA 2.95%, 12/01/2019	23,381,000	23,697,158
JPMorgan Chase & Co. 2.55%, 10/29/2020	16,040,000	16,313,065
JPMorgan Chase Bank NA 6.00%, 10/01/2017	5,470,000	5,697,546
Lloyds Bank PLC 9.88% (B), 12/16/2021, MTN (E)	17,101,000	17,281,244
National City Corp. 6.88%, 05/15/2019	3,000,000	3,356,232
Regions Bank 7.50%, 05/15/2018	23,306,000	25,255,337
Royal Bank of Scotland Group PLC 6.40%, 10/21/2019	7,305,000	8,078,629
Santander Bank NA 8.75%, 05/30/2018	16,309,000	17,755,885
Svenska Handelsbanken AB
1.78% (B), 10/01/2020	13,900,000	13,899,013
1.99% (B), 03/30/2021, MTN	17,000,000	17,153,272
Synovus Financial Corp. 7.88%, 02/15/2019	17,282,000	19,096,610
US Bank NA 2.13%, 10/28/2019	21,212,000	21,569,571
Wachovia Corp. 1.12% (B), 06/15/2017	10,725,000	10,729,000

		302,455,819

Beverages - 1.6%
Anheuser-Busch InBev Finance, Inc.
2.15% (B), 02/01/2021	9,333,000	9,569,825
2.65%, 02/01/2021	20,680,000	21,149,705
Molson Coors Brewing Co. 2.10%, 07/15/2021	14,940,000	14,880,643

		45,600,173

Biotechnology - 0.6%
Celgene Corp. 3.95%, 10/15/2020	3,000,000	3,208,383
Gilead Sciences, Inc. 2.55%, 09/01/2020	14,665,000	15,029,748

		18,238,131

Building Products - 0.5%
Owens Corning 9.00%, 06/15/2019	12,423,000	14,408,941

Capital Markets - 5.6%
Ameriprise Financial, Inc. 7.30%, 06/28/2019	18,320,000	20,932,524
Bank of New York Mellon Corp.
1.67% (B), 08/17/2020, MTN	6,000,000	6,079,320
1.97% (F), 06/20/2017	6,780,000	6,818,687
Deutsche Bank AG
2.12% (B), 08/20/2020	10,275,000	9,877,429
4.25%, 10/14/2021 (A)	8,085,000	8,138,248

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Goldman Sachs Group, Inc.
2.75%, 09/15/2020	$ 8,948,000	$ 9,124,821
7.50%, 02/15/2019, MTN	17,297,000	19,446,740
Lazard Group LLC 6.85%, 06/15/2017	4,141,000	4,260,083
Morgan Stanley
1.62% (B), 07/23/2019, MTN	20,000,000	20,031,500
2.28% (B), 04/21/2021, MTN	4,982,000	5,074,416
3.33% (B), 08/31/2017, MTN	1,500,000	1,505,625
7.30%, 05/13/2019, MTN	2,235,000	2,527,186
State Street Corp. 1.70% (B), 08/18/2020	16,120,000	16,268,659
UBS Group Funding Jersey, Ltd. 2.30% (B), 09/24/2020 (A)	26,205,000	26,497,081

		156,582,319

Chemicals - 1.4%
Dow Chemical Co. 8.55%, 05/15/2019	24,461,000	28,501,688
Lubrizol Corp. 8.88%, 02/01/2019	8,862,000	10,272,175

		38,773,863

Construction Materials - 0.7%
CRH America, Inc. 8.13%, 07/15/2018	17,335,000	19,190,070

Consumer Finance - 3.0%
Ally Financial, Inc.
3.50%, 01/27/2019	12,000,000	12,030,000
8.00%, 03/15/2020	5,717,000	6,474,502
American Express Credit Corp. 1.56% (B), 05/26/2020, MTN	5,000,000	5,024,790
Ford Motor Credit Co. LLC
1.68% (B), 03/12/2019	10,375,000	10,380,800
1.70% (B), 11/04/2019	4,750,000	4,765,096
5.00%, 05/15/2018	8,225,000	8,609,856
General Motors Financial Co., Inc.
2.94% (B), 01/15/2019	20,000,000	20,449,240
3.20%, 07/06/2021	9,970,000	10,064,994
Springleaf Finance Corp. 8.25%, 12/15/2020 (C)	6,825,000	7,405,125

		85,204,403

Diversified Financial Services - 1.6%
National Rural Utilities Cooperative Finance Corp. 10.38%, 11/01/2018	19,410,000	22,783,594
OMX Timber Finance Investments I LLC 5.42%, 01/29/2020 (A)	20,014,000	22,286,189

		45,069,783

Diversified Telecommunication Services - 2.4%
AT&T, Inc.
1.77% (B), 06/30/2020	8,210,000	8,246,206
2.45%, 06/30/2020	21,289,000	21,414,456
Sprint Capital Corp. 6.90%, 05/01/2019	9,000,000	9,472,500
Telefonica Emisiones SAU 3.19%, 04/27/2018	18,370,000	18,762,806

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services (continued)
Verizon Communications, Inc. 2.61% (B), 09/14/2018	$ 8,900,000	$ 9,138,520

		67,034,488

Electric Utilities - 3.2%
Entergy Texas, Inc. 7.13%, 02/01/2019	22,351,000	24,955,294
Georgia Power Co. Series B, 5.70%, 06/01/2017	9,970,000	10,233,398
Oncor Electric Delivery Co. LLC
2.15%, 06/01/2019	5,190,000	5,250,619
6.80%, 09/01/2018	8,000,000	8,760,520
Public Service Co. of Colorado 5.80%, 08/01/2018	18,201,000	19,597,836
Southern California Edison Co. 1.85%, 02/01/2022	20,821,429	20,784,262

		89,581,929

Electronic Equipment, Instruments & Components - 0.2%
Tyco Electronics Group SA 6.55%, 10/01/2017	4,685,000	4,908,521

Energy Equipment & Services - 2.3%
Boardwalk Pipelines, LP 5.88%, 11/15/2016	18,745,000	18,773,211
Nabors Industries, Inc. 6.15%, 02/15/2018	11,000,000	11,452,474
Schlumberger Holdings Corp. 2.35%, 12/21/2018 (A)	20,000,000	20,308,040
Transocean, Inc. 6.80%, 12/15/2016	14,901,000	14,919,626

		65,453,351

Equity Real Estate Investment Trusts - 3.5%
Government Properties Income Trust 3.75%, 08/15/2019	24,795,000	25,345,548
Hospitality Properties Trust 6.70%, 01/15/2018	13,666,000	14,143,244
Simon Property Group, LP 10.35%, 04/01/2019	21,362,000	25,373,613
VEREIT Operating Partnership, LP 3.00%, 02/06/2019	21,352,000	21,597,762
WEA Finance LLC / Westfield UK & Europe Finance PLC 2.70%, 09/17/2019 (A)	12,570,000	12,845,660

		99,305,827

Food & Staples Retailing - 1.1%
Wal-Mart Stores, Inc. 5.52% (F), 06/01/2018 (C)	24,970,000	25,617,197
Walgreens Boots Alliance, Inc. 2.70%, 11/18/2019	5,951,000	6,106,149

		31,723,346

Food Products - 1.7%
Kraft Heinz Foods Co.
2.25%, 06/05/2017	4,985,000	5,011,311
2.80%, 07/02/2020	23,330,000	24,002,860
Mondelez International Holdings Netherlands BV 2.00%, 10/28/2021 (A) (C)	20,000,000	19,801,600

		48,815,771

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Gas Utilities - 1.8%
DTE Gas Co. 5.00%, 10/01/2019	$ 28,400,000	$ 30,698,497
Southern California Gas Co. 1.55%, 06/15/2018	20,560,000	20,647,833

		51,346,330

Health Care Providers & Services - 0.5%
CHS / Community Health Systems, Inc. 5.13%, 08/15/2018 (C)	1,782,000	1,766,408
Express Scripts Holding Co. 4.75%, 11/15/2021	10,900,000	12,059,847

		13,826,255

Household Durables - 0.5%
Newell Brands, Inc. 3.15%, 04/01/2021	14,230,000	14,817,400

Household Products - 0.6%
ADOP Co. 6.63%, 10/01/2017 (A)	15,000,000	15,674,280

Independent Power & Renewable Electricity Producers - 0.5%
Dynegy, Inc. 6.75%, 11/01/2019	4,985,000	5,045,269
Exelon Generation Co. LLC 4.00%, 10/01/2020 (C)	9,554,000	10,160,497

		15,205,766

Industrial Conglomerates - 0.2%
General Electric Co. 1.68% (B), 04/15/2020, MTN	5,100,000	5,143,319

Insurance - 2.1%
CNA Financial Corp. 5.88%, 08/15/2020	6,145,000	6,921,796
Fidelity National Financial, Inc. 6.60%, 05/15/2017	17,177,000	17,597,218
Genworth Holdings, Inc. 6.52%, 05/22/2018, MTN (C)	9,510,000	9,593,213
Principal Financial Group, Inc. 8.88%, 05/15/2019	1,220,000	1,433,023
Sirius International Group, Ltd. 6.38%, 03/20/2017 (A)	22,303,000	22,592,827

		58,138,077

Machinery - 0.3%
Case New Holland Industrial, Inc. 7.88%, 12/01/2017	3,300,000	3,493,875
Stanley Black & Decker, Inc. 2.45%, 11/17/2018	4,500,000	4,575,717

		8,069,592

Media - 2.8%
Cablevision Systems Corp.
7.75%, 04/15/2018	11,397,000	12,009,589
8.63%, 09/15/2017	6,450,000	6,740,250
CBS Corp. 5.75%, 04/15/2020	15,459,000	17,324,206
Charter Communications Operating LLC / Charter Communications Operating Capital 3.58%, 07/23/2020 (A)	17,240,000	17,875,449
CSC Holdings LLC 7.63%, 07/15/2018	2,500,000	2,681,250

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
DISH DBS Corp. 4.25%, 04/01/2018	$ 4,315,000	$ 4,417,481
Sky PLC 9.50%, 11/15/2018 (A)	14,244,000	16,376,654

		77,424,879

Metals & Mining - 0.5%
Glencore Finance Canada, Ltd. 5.80%, 11/15/2016 (A)	4,913,000	4,920,369
Novelis, Inc. 8.38%, 12/15/2017	10,000,000	10,050,000

		14,970,369

Multi-Utilities - 1.6%
Consumers Energy Co. 6.70%, 09/15/2019	10,000,000	11,423,580
Dominion Resources, Inc.
2.96% (F), 07/01/2019	5,274,000	5,394,659
5.20%, 08/15/2019	24,954,000	27,251,165

		44,069,404

Oil, Gas & Consumable Fuels - 0.7%
Energy Transfer Partners, LP 2.50%, 06/15/2018	7,865,000	7,920,440
Exxon Mobil Corp. 1.71%, 03/01/2019	9,765,000	9,838,931
YPF SA 8.50%, 03/23/2021 (A)	1,743,000	1,916,777

		19,676,148

Pharmaceuticals - 2.5%
Actavis Funding SCS
2.10% (B), 03/12/2020	8,500,000	8,639,094
2.35%, 03/12/2018	9,476,000	9,568,960
3.00%, 03/12/2020	7,000,000	7,207,193
Johnson & Johnson 1.88%, 12/05/2019	14,920,000	15,210,254
Mylan NV 3.15%, 06/15/2021 (A)	4,000,000	4,064,244
Pfizer, Inc. 6.20%, 03/15/2019	14,565,000	16,129,281
Teva Pharmaceutical Finance Netherlands III BV 2.20%, 07/21/2021	9,803,132	9,684,798

		70,503,824

Real Estate Management & Development - 0.4%
First Industrial, LP 7.50%, 12/01/2017, MTN	11,650,000	12,330,453

Road & Rail - 1.1%
Aviation Capital Group Corp.
4.63%, 01/31/2018 (A)	10,284,000	10,631,188
7.13%, 10/15/2020 (A)	18,266,000	21,593,517

		32,224,705

Semiconductors & Semiconductor Equipment - 0.7%
KLA-Tencor Corp. 2.38%, 11/01/2017	17,635,000	17,753,102
NXP BV / NXP Funding LLC 3.75%, 06/01/2018 (A)	2,000,000	2,060,000

		19,813,102

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Software - 0.9%
Microsoft Corp. 1.55%, 08/08/2021	$ 14,950,000	$ 14,798,063
Oracle Corp. 1.90%, 09/15/2021	10,000,000	9,960,770

		24,758,833

Technology Hardware, Storage & Peripherals - 2.2%
Apple, Inc. 1.12% (B), 05/06/2020	10,000,000	9,982,640
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. 3.48%, 06/01/2019 (A)	19,875,000	20,391,730
Hewlett Packard Enterprise Co. 3.85%, 10/15/2020 (A)	30,000,000	31,784,070

		62,158,440

Tobacco - 1.0%
Altria Group, Inc. 9.70%, 11/10/2018	12,724,000	14,793,444
RJ Reynolds Tobacco Co. 8.13%, 06/23/2019	11,299,000	13,138,986

		27,932,430

Trading Companies & Distributors - 0.8%
International Lease Finance Corp. 8.25%, 12/15/2020	18,210,000	21,669,900

Wireless Telecommunication Services - 0.4%
Sprint Communications, Inc. 9.00%, 11/15/2018 (A)	9,700,000	10,670,000

Total Corporate Debt Securities (Cost $1,808,974,408)		1,821,626,086

LOAN ASSIGNMENT - 0.3%
Health Care Providers & Services - 0.3%
Community Health Systems, Inc. Term Loan G, 3.75% (B), 12/31/2019	8,435,930	8,009,443

Total Loan Assignment (Cost $8,117,494)		8,009,443

MORTGAGE-BACKED SECURITIES - 19.2%
7 WTC Depositor LLC Trust Series 2012-7WTC, Class A, 4.08%, 03/13/2031 (A)	7,085,498	7,195,642
BAMLL Commercial Mortgage Securities Trust
Series 2014-FL1, Class B,
2.73% (B), 12/15/2031 (A)	10,000,000	10,006,769
Series 2014-INLD, Class C,
3.11% (B), 12/15/2029 (A)	19,900,000	19,645,334
Series 2014-IP, Class D,
2.72% (B), 06/15/2028 (A)	11,000,000	10,926,852
Banc of America Funding Trust Series 2010-R4, Class 1A1, 5.50%, 07/26/2036 (A)	284,985	285,758
Banc of America Re-REMIC Trust Series 2010-UB3, Class A4B1, 5.72% (B), 06/15/2049 (A)	7,970,000	7,965,278

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
BBCMS Trust Series 2014-BXO, Class C, 2.53% (B), 08/15/2027 (A)	$ 9,028,351	$ 8,962,649
BCAP LLC Trust
Series 2009-RR14, Class 1A1,
6.00% (B), 05/26/2037 (A)	1,837,481	1,892,716
Series 2009-RR6, Class 2A1,
3.11% (B), 08/26/2035 (A)	2,885,895	2,859,845
Series 2010-RR1, Class 12A1,
5.25% (B), 08/26/2036 (A)	1,893,841	1,915,982
Series 2010-RR7, Class 5A6,
5.50%, 10/26/2036 (A)	1,812,244	1,832,892
Series 2012-RR2, Class 7A3,
2.98% (B), 09/26/2035 (A)	1,328,876	1,325,227
Series 2012-RR4, Class 2A5,
2.32% (B), 04/26/2037 (A)	2,782,330	2,778,088
Series 2012-RR5, Class 6A1,
3.33% (B), 10/26/2035 (A)	896,354	897,745
BHMS Mortgage Trust Series 2014-ATLS, Class CFL, 2.98% (B), 07/05/2033 (A)	15,000,000	14,617,073
BLCP Hotel Trust Series 2014-CLRN, Class C, 2.49% (B), 08/15/2029 (A)	10,000,000	9,876,325
BNPP Mortgage Securities LLC Series 2009-1, Class A1, 6.00%, 08/27/2037 (A)	80,240	80,224
CCRESG Commercial Mortgage Trust
Series 2016-HEAT, Class B,
4.11%, 04/10/2029 (A)	2,900,000	2,975,112
Series 2016-HEAT, Class C,
4.92%, 04/10/2029 (A)	3,000,000	3,081,421
CD Commercial Mortgage Trust Series 2007-CD4, Class A1A, 5.29% (B), 12/11/2049	5,985,820	6,012,184
CDGJ Commercial Mortgage Trust Series 2014-BXCH, Class C, 3.03% (B), 12/15/2027 (A)	15,000,000	14,849,581
CGWF Commercial Mortgage Trust Series 2013-RKWH, Class C, 2.83% (B), 11/15/2030 (A)	20,000,000	19,994,904
Citigroup Mortgage Loan Trust
Series 2009-10, Class 6A1,
3.19% (B), 09/25/2034 (A)	65,293	65,125
Series 2010-8, Class 5A6,
4.00%, 11/25/2036 (A)	484,725	484,947
Series 2010-8, Class 6A6,
4.50%, 12/25/2036 (A)	790,145	791,474
Series 2010-8, Class 6A62,
3.50%, 12/25/2036 (A)	487,562	487,467
Series 2014-A, Class A,
4.00% (B), 01/25/2035 (A)	7,614,398	7,904,052
COMM Mortgage Trust
Series 2014-PAT, Class D,
2.68% (B), 08/13/2027 (A)	15,000,000	14,774,299
Series 2014-PAT, Class E,
3.68% (B), 08/13/2027 (A)	5,000,000	4,929,465
Credit Suisse Commercial Mortgage Trust
Series 2007-C1, Class A1A,
5.36%, 02/15/2040	6,412,567	6,423,829

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse Commercial Mortgage Trust (continued)
Series 2007-C5, Class A4,
5.70% (B), 09/15/2040	$ 4,578,698	$ 4,681,042
CSMC Trust
Series 2010-15R, Class 4A1,
3.50% (B), 04/26/2035 (A)	3,072,540	3,083,317
Series 2010-18R, Class 1A11,
2.95% (B), 08/26/2035 (A)	263,256	262,491
Series 2010-RR2, Class 1B,
5.51% (B), 04/15/2047 (A)	11,000,000	11,006,895
Series 2015-DEAL, Class B,
2.39% (B), 04/15/2029 (A)	16,120,000	16,119,982
Series 2015-DEAL, Class D,
3.64% (B), 04/15/2029 (A)	10,000,000	9,937,379
Series 2015-SAND, Class C,
2.68% (B), 08/15/2030 (A)	4,000,000	3,919,345
GP Portfolio Trust
Series 2014-GPP, Class C,
2.48% (B), 02/15/2027 (A)	13,000,000	12,857,667
Series 2014-GPP, Class D,
3.28% (B), 02/15/2027 (A)	10,000,000	9,893,480
GS Mortgage Securities Corp. Trust Series 2016-ICE2, Class B, 3.78% (B), 02/15/2033 (A)	11,000,000	11,114,030
GS Mortgage Securities Trust Series 2013-G1, Class A1, 2.06%, 04/10/2031 (A)	8,544,941	8,460,722
Hyatt Hotel Portfolio Trust Series 2015-HYT, Class C, 2.63% (B), 11/15/2029 (A)	6,900,000	6,891,270
Impac CMB Trust Series 2007-A, Class A, 0.78% (B), 05/25/2037 (A)	10,061,342	9,139,045
Jefferies Re-REMIC Trust
Series 2009-R2, Class 2A,
3.15% (B), 12/26/2037 (A)	1,069,160	1,063,006
Series 2009-R2, Class 3A,
2.81% (B), 01/26/2047 (A)	159,495	159,151
Series 2009-R7, Class 11A1,
2.79% (B), 03/26/2037 (A)	911,181	900,919
Series 2009-R7, Class 4A1,
3.17% (B), 09/26/2034 (A)	231,468	230,079
Series 2009-R9, Class 1A1,
2.81% (B), 08/26/2046 (A)	2,311,767	2,322,407
Series 2010-R8, Class 2A1,
3.07%, 10/26/2036 (A)	798,786	799,032
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2014-DSTY, Class C,
3.80% (B), 06/10/2027 (A)	10,000,000	10,037,235
Series 2014-INN, Class C,
2.24% (B), 06/15/2029 (A)	23,415,000	23,062,656
Series 2015-CSMO, Class C,
2.78% (B), 01/15/2032 (A)	15,000,000	14,995,522
JPMorgan Commercial Mortgage-Backed Securities Trust Series 2009-RR2, Class MLB, 5.81% (B), 06/15/2050 (A)	10,000,000	10,082,613

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Re-REMIC Trust
Series 2009-11, Class 1A1,
2.99% (B), 02/26/2037 (A)	$ 1,676,531	$ 1,669,359
Series 2010-5, Class 2A2,
4.50% (B), 07/26/2035 (A)	2,548,042	2,572,935
Lehman Brothers Small Balance Commercial Series 2005-1A, Class A, 0.78% (B), 02/25/2030 (A)	5,031,373	4,662,010
MASTR Alternative Loan Trust Series 2003-4, Class 1A1, 5.00%, 05/25/2018	1,976,141	1,993,550
Morgan Stanley Re-REMIC Trust
Series 2009-GG10, Class A4B,
5.79% (B), 08/12/2045 (A)	17,864,000	18,040,411
Series 2010-R4, Class 3A,
5.50%, 08/26/2047 (A)	4,464,559	4,466,037
Mortgage Equity Conversion Asset Trust Series 2010-1A, Class A, 4.00%, 07/25/2060 (A)	8,136,199	7,017,472
New Residential Mortgage Loan Trust
Series 2014-1A, Class A,
3.75% (B), 01/25/2054 (A)	4,826,089	4,999,919
Series 2014-3A, Class AFX3,
3.75% (B), 11/25/2054 (A)	5,950,555	6,136,898
ORES LLC Series 2014-LV3, Class A, 3.00%, 03/27/2024 (A)	49,498	49,498
RBSSP Resecuritization Trust Series 2013-2, Class 2A1, 0.72% (B), 12/20/2036 (A)	11,338,236	10,619,454
SCG Trust
Series 2013-SRP1, Class AJ,
2.48% (B), 11/15/2026 (A)	18,985,000	18,512,968
Series 2013-SRP1, Class B,
3.03% (B), 11/15/2026 (A)	22,500,000	21,773,977
Springleaf Mortgage Loan Trust Series 2013-2A, Class A, 1.78% (B), 12/25/2065 (A)	1,788,988	1,781,345
Station Place Securitization Trust Series 2014-4,Class A, 2.78% (B), 12/16/2016 (A)	30,000,000	30,000,000
TIAA Seasoned Commercial Mortgage Trust Series 2007-C4, Class AJ, 5.48% (B), 08/15/2039	1,066,665	1,076,151
Towd Point Mortgage Trust
Series 2015-4, Class A1B,
2.75% (B), 04/25/2055 (A)	14,751,139	14,939,702
Series 2016-3, Class A1,
2.25% (B), 08/25/2055 (A)	13,877,464	13,898,273
TRU Trust Series 2016-TOYS, Class A, 2.79% (B), 11/15/2030 (A) (G)	10,000,000	10,000,000
Wells Fargo Mortgage Loan Trust
Series 2010-RR4, Class 1A1,
3.20% (B), 12/27/2046 (A)	2,057,668	2,062,006
Series 2011-RR3, Class A1,
3.03% (B), 03/27/2037 (A)	5,755,332	5,662,547

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Mortgage-Backed Securities Trust Series 2003-G, Class A1, 2.89% (B), 06/25/2033	$ 549,957	$ 551,163

Total Mortgage-Backed Securities (Cost $546,353,271)		539,343,219

U.S. GOVERNMENT AGENCY OBLIGATION - 0.0% (H)
Federal Home Loan Mortgage Corp. 3.02% (B), 08/01/2037	400,145	422,400

Total U.S. Government Agency Obligation (Cost $405,756)		422,400

	Shares	Value
SECURITIES LENDING COLLATERAL - 1.3%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.27% (I)	35,752,510	35,752,510

Total Securities Lending Collateral (Cost $35,752,510)		35,752,510

	Principal	Value
REPURCHASE AGREEMENT - 2.1%

State Street Bank & Trust Co. 0.03% (I),
dated 10/31/2016, to be repurchased
at $60,137,646 on 11/01/2016.
Collateralized by U.S. Government
Obligations, 2.50% - 2.75%, due
02/15/2024 - 05/15/2024, and with a
total value of $61,345,238.

	$ 60,137,596	$ 60,137,596

Total Repurchase Agreement (Cost $60,137,596)		60,137,596

Total Investments (Cost $2,836,204,653) (J)		2,845,376,426
Net Other Assets (Liabilities) - (1.0)%		(27,090,218)

Net Assets - 100.0%		$ 2,818,286,208

SECURITY VALUATION:

Valuation Inputs (K)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$380,085,172	$—	$380,085,172
Corporate Debt Securities	—	1,821,626,086	—	1,821,626,086
Loan Assignment	—	8,009,443	—	8,009,443
Mortgage-Backed Securities	—	539,343,219	—	539,343,219
U.S. Government Agency Obligation	—	422,400	—	422,400
Securities Lending Collateral	35,752,510	—	—	35,752,510
Repurchase Agreement	—	60,137,596	—	60,137,596

Total Investments	$35,752,510	$2,809,623,916	$—	$2,845,376,426

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, the total value of 144A securities is $1,223,639,930, representing 43.4% of the Fund’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of October 31, 2016.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $35,030,087. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Perpetual maturity. The date displayed is the next call date.
(E)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2016, the value of the Regulation S security is $17,281,244, representing 0.6% of the Fund’s net assets.
(F)	Step bonds. Coupon rates change in increments to maturity. The rates disclosed are as of October 31, 2016; the maturity dates disclosed are the ultimate maturity dates.
(G)	Security on a when-issued, delayed-delivery, or forward commitment basis. Security to be settled and delivered after October 31, 2016.
(H)	Percentage rounds to less than 0.1% or (0.1)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(I)	Rates disclosed reflect the yields at October 31, 2016.
(J)	Aggregate cost for federal income tax purposes is $2,836,661,921. Aggregate gross unrealized appreciation and depreciation for all securities is $24,592,117 and $15,877,612, respectively. Net unrealized appreciation for tax purposes is $8,714,505.
(K)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Small Cap Core

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Shares	Value
COMMON STOCKS - 99.0%
Aerospace & Defense - 0.4%
Wesco Aircraft Holdings, Inc. (A)	11,215	$ 144,113

Air Freight & Logistics - 0.3%
Hub Group, Inc., Class A (A)	3,615	131,767

Auto Components - 1.3%
Cooper-Standard Holding, Inc. (A)	1,525	139,187
Dana, Inc.	9,585	148,376
Superior Industries International, Inc.	4,165	102,042
Tower International, Inc.	6,150	133,455

		523,060

Banks - 5.3%
Bank of the Ozarks, Inc.	3,585	132,502
Banner Corp.	3,245	146,479
Eagle Bancorp, Inc. (A)	2,925	143,764
Enterprise Financial Services Corp.	3,280	108,568
First Busey Corp.	4,530	104,688
First Interstate Bancsystem, Inc., Class A	3,600	114,840
First Merchants Corp.	4,695	132,164
First Midwest Bancorp, Inc.	7,425	143,377
Hanmi Financial Corp., Class B	5,355	133,875
Heartland Financial USA, Inc.	3,260	122,087
LegacyTexas Financial Group, Inc.	4,430	151,550
Old National Bancorp	10,210	150,087
Preferred Bank	3,030	114,898
State Bank Financial Corp.	4,385	96,689
Trustmark Corp., Class A	5,440	150,579
Umpqua Holdings Corp.	9,325	142,486

		2,088,633

Biotechnology - 1.8%
AMAG Pharmaceuticals, Inc. (A) (B)	5,880	151,116
Emergent BioSolutions, Inc. (A)	4,645	124,115
Myriad Genetics, Inc. (A) (B)	7,485	147,529
PDL Biopharma, Inc.	44,430	143,065
United Therapeutics Corp. (A)	1,205	144,684

		710,509

Capital Markets - 0.7%
Piper Jaffray Cos. (A)	2,845	160,885
Waddell & Reed Financial, Inc., Class A	7,730	121,515

		282,400

Chemicals - 1.5%
Cabot Corp.	2,805	146,253
Huntsman Corp.	8,870	150,346
Minerals Technologies, Inc.	2,100	141,120
Stepan Co.	1,990	141,350

		579,069

Commercial Services & Supplies - 4.2%
ABM Industries, Inc.	3,780	147,722
ACCO Brands Corp. (A)	15,280	169,608
Brady Corp., Class A	4,175	138,192
Brink’s Co.	3,820	151,081
Ennis, Inc.	7,475	109,509
Essendant, Inc.	7,505	115,202
Herman Miller, Inc.	5,230	145,394
InnerWorkings, Inc. (A)	13,730	120,961
Pitney Bowes, Inc.	8,170	145,753
Quad/Graphics, Inc.	5,595	132,937
Steelcase, Inc., Class A	10,245	136,771

	Shares	Value
COMMON STOCKS (continued)
Commercial Services & Supplies (continued)
Tetra Tech, Inc.	3,935	$ 151,301

		1,664,431

Communications Equipment - 1.4%
Digi International, Inc. (A)	8,685	79,468
Extreme Networks, Inc. (A)	28,720	120,911
Ixia (A)	9,965	119,082
NETGEAR, Inc. (A)	2,695	136,097
Sonus Networks, Inc. (A)	14,430	83,550

		539,108

Construction & Engineering - 2.9%
AECOM (A)	5,085	141,617
Aegion Corp., Class A (A)	7,350	136,049
Chicago Bridge & Iron Co. NV, Class Y	5,235	167,625
EMCOR Group, Inc.	2,485	150,243
KBR, Inc.	9,725	144,027
MYR Group, Inc. (A)	4,045	120,703
Quanta Services, Inc. (A)	5,140	147,775
Tutor Perini Corp. (A)	6,880	131,064

		1,139,103

Consumer Finance - 1.0%
Ezcorp, Inc., Class A (A)	13,570	132,308
Navient Corp.	10,775	137,704
Nelnet, Inc., Class A	2,865	112,251

		382,263

Containers & Packaging - 0.7%
Greif, Inc., Class A	3,025	141,751
Sonoco Products Co.	3,000	150,870

		292,621

Diversified Consumer Services - 2.0%
American Public Education, Inc. (A)	4,990	100,549
Capella Education Co.	2,515	183,846
DeVry Education Group, Inc.	6,250	141,875
K12, Inc. (A)	6,995	75,826
Regis Corp. (A)	9,490	120,333
Strayer Education, Inc. (A)	2,640	154,862

		777,291

Diversified Telecommunication Services - 1.4%
Cogent Communications Holdings, Inc.	4,180	154,242
Consolidated Communications Holdings, Inc.	6,335	151,596
FairPoint Communications, Inc. (A)	6,535	101,946
Inteliquent, Inc.	8,640	145,066

		552,850

Electric Utilities - 0.8%
ALLETE, Inc.	2,370	145,257
Hawaiian Electric Industries, Inc.	5,175	152,663

		297,920

Electrical Equipment - 0.7%
General Cable Corp.	9,715	136,010
Regal Beloit Corp.	2,495	147,455

		283,465

Electronic Equipment, Instruments & Components - 5.9%
Anixter International, Inc. (A)	2,460	161,745
AVX Corp.	7,605	106,622
Benchmark Electronics, Inc. (A)	5,715	143,732
Celestica, Inc. (A)	9,720	115,182

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Small Cap Core

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components (continued)
Coherent, Inc. (A)	1,320	$ 137,438
FARO Technologies, Inc. (A)	3,390	113,735
Insight Enterprises, Inc. (A)	4,395	126,532
Itron, Inc. (A)	2,605	140,410
Methode Electronics, Inc.	4,120	128,544
Orbotech, Ltd. (A)	5,020	137,548
Plexus Corp. (A)	3,250	148,882
Rogers Corp. (A)	2,500	136,075
Sanmina Corp. (A)	5,245	145,024
ScanSource, Inc. (A)	3,945	138,075
Tech Data Corp. (A)	1,745	134,400
TTM Technologies, Inc. (A)	12,605	165,756
Vishay Intertechnology, Inc. (B)	10,270	144,807

		2,324,507

Energy Equipment & Services - 3.1%
Diamond Offshore Drilling, Inc.	8,255	136,125
Ensco PLC, Class A	17,180	134,348
McDermott International, Inc. (A)	28,525	146,618
Nabors Industries, Ltd.	11,175	132,983
Noble Corp. PLC	23,875	117,943
Precision Drilling Corp.	31,570	140,486
Rowan Cos. PLC, Class A	9,805	130,112
Transocean, Ltd. (A) (B)	14,705	141,315
Unit Corp. (A)	7,950	136,183

		1,216,113

Equity Real Estate Investment Trusts - 6.5%
CBL & Associates Properties, Inc.	11,055	118,289
Chatham Lodging Trust	7,625	134,963
Chesapeake Lodging Trust	6,240	135,470
Corporate Office Properties Trust	5,230	139,589
DiamondRock Hospitality Co.	14,595	133,544
Government Properties Income Trust (B)	7,000	133,980
Hersha Hospitality Trust, Class A	7,920	141,134
LaSalle Hotel Properties	5,485	130,269
Lexington Realty Trust	14,250	144,495
Medical Properties Trust, Inc.	9,670	134,800
National Health Investors, Inc.	1,880	142,429
Pebblebrook Hotel Trust	5,085	123,464
Piedmont Office Realty Trust, Inc., Class A	7,180	147,046
RLJ Lodging Trust	6,270	123,644
Select Income REIT	5,795	143,368
Summit Hotel Properties, Inc.	11,360	147,566
Sunstone Hotel Investors, Inc.	11,765	147,769
Whitestone REIT	9,555	127,082
Xenia Hotels & Resorts, Inc.	9,240	144,236

		2,593,137

Food & Staples Retailing - 0.7%
SpartanNash Co.	4,835	135,380
United Natural Foods, Inc. (A)	3,200	133,568

		268,948

Food Products - 1.1%
Fresh Del Monte Produce, Inc.	2,395	144,538
Lancaster Colony Corp.	1,075	140,449
Sanderson Farms, Inc.	1,500	134,970

		419,957

	Shares	Value
COMMON STOCKS (continued)
Gas Utilities - 0.4%
Southwest Gas Corp.	2,190	$ 158,687

Health Care Equipment & Supplies - 3.9%
Analogic Corp.	1,680	137,508
AngioDynamics, Inc. (A)	8,400	133,896
Haemonetics Corp. (A)	4,100	136,981
ICU Medical, Inc., Class B (A)	950	132,335
LeMaitre Vascular, Inc.	6,255	130,980
Masimo Corp. (A)	2,585	142,175
Meridian Bioscience, Inc.	6,315	103,882
Merit Medical Systems, Inc. (A)	5,920	129,944
Natus Medical, Inc. (A)	3,675	144,611
OraSure Technologies, Inc. (A)	17,910	134,504
Orthofix International NV, Series B (A)	3,410	124,976
SurModics, Inc. (A)	3,650	90,885

		1,542,677

Health Care Providers & Services - 7.0%
Aceto Corp.	7,830	143,524
Amedisys, Inc. (A)	3,170	137,134
Amsurg Corp., Class A (A)	2,085	124,579
Chemed Corp.	1,055	149,198
Community Health Systems, Inc. (A) (B)	14,200	74,976
HealthSouth Corp.	3,585	143,938
Healthways, Inc. (A)	6,105	151,404
Kindred Healthcare, Inc.	14,685	144,647
Landauer, Inc.	2,535	110,273
LHC Group, Inc. (A)	3,940	135,024
LifePoint Health, Inc. (A)	2,405	143,939
Magellan Health, Inc. (A)	2,830	145,603
Molina Healthcare, Inc. (A)	2,525	137,385
Owens & Minor, Inc.	4,485	145,538
Patterson Cos., Inc.	3,300	140,943
PharMerica Corp. (A)	5,255	125,069
Tenet Healthcare Corp. (A)	6,430	126,735
Triple-S Management Corp., Class B (A)	4,970	102,780
US Physical Therapy, Inc.	2,290	130,301
VCA, Inc. (A)	2,160	132,754
WellCare Health Plans, Inc. (A)	1,245	141,320

		2,787,064

Health Care Technology - 1.0%
Allscripts Healthcare Solutions, Inc. (A)	10,745	129,048
HMS Holdings Corp. (A)	6,990	147,279
Quality Systems, Inc.	10,870	140,114

		416,441

Hotels, Restaurants & Leisure - 0.8%
Brinker International, Inc. (B)	2,930	144,273
Cheesecake Factory, Inc.	2,965	157,709

		301,982

Household Durables - 1.1%
Ethan Allen Interiors, Inc.	4,435	136,155
iRobot Corp. (A) (B)	3,475	176,182
La-Z-Boy, Inc.	5,870	137,358

		449,695

Household Products - 0.7%
Central Garden & Pet Co. (A)	5,400	131,328
Central Garden & Pet Co., Class A (A)	5,610	130,937

		262,265

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Small Cap Core

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Independent Power & Renewable Electricity Producers - 0.3%
NRG Energy, Inc.	12,735	$ 135,373

Insurance - 2.4%
Aspen Insurance Holdings, Ltd.	2,990	144,267
Employers Holdings, Inc.	4,725	148,129
First American Financial Corp.	3,575	139,639
Genworth Financial, Inc., Class A (A)	27,900	115,506
Hanover Insurance Group, Inc.	1,835	139,809
Old Republic International Corp.	7,630	128,642
RenaissanceRe Holdings, Ltd.	1,170	145,419

		961,411

Internet Software & Services - 1.3%
Bankrate, Inc., Class A (A)	18,455	143,949
Blucora, Inc. (A)	12,660	168,378
DHI Group, Inc. (A)	13,115	74,755
EarthLink Holdings Corp.	19,640	112,341

		499,423

IT Services - 2.9%
Cardtronics PLC, Class A (A)	2,870	143,500
Convergys Corp.	5,135	149,942
CSG Systems International, Inc.	3,480	132,345
Hackett Group, Inc.	6,245	100,669
ManTech International Corp., Class A	3,645	141,535
NeuStar, Inc., Class A (A) (B)	5,565	124,934
Perficient, Inc. (A)	5,255	97,796
Sykes Enterprises, Inc. (A)	5,140	137,444
Teradata Corp. (A)	4,800	129,408

		1,157,573

Leisure Products - 0.3%
Brunswick Corp., Class B	2,975	129,413

Life Sciences Tools & Services - 2.1%
Bruker Corp.	7,030	144,044
Cambrex Corp. (A)	3,335	134,400
Charles River Laboratories International, Inc. (A)	1,785	135,446
ICON PLC (A)	1,960	157,349
Luminex Corp. (A)	6,430	133,937
PAREXEL International Corp. (A)	2,080	121,181

		826,357

Machinery - 1.7%
AGCO Corp.	2,770	141,492
Altra Industrial Motion Corp.	4,115	121,392
Briggs & Stratton Corp.	7,935	147,750
Timken Co.	4,145	136,992
Wabash National Corp. (A)	10,400	117,000

		664,626

Metals & Mining - 3.5%
Carpenter Technology Corp.	3,865	122,173
Commercial Metals Co.	9,130	143,432
Haynes International, Inc.	3,235	104,070
Kaiser Aluminum Corp.	1,820	131,932
Materion Corp.	4,005	121,352
Olympic Steel, Inc.	5,605	129,419
Reliance Steel & Aluminum Co.	2,060	141,687
Schnitzer Steel Industries, Inc., Class A	6,710	162,046
SunCoke Energy, Inc.	18,830	192,254
U.S. Steel Corp. (B)	8,190	158,395

		1,406,760

	Shares	Value
COMMON STOCKS (continued)
Mortgage Real Estate Investment Trusts - 2.7%
Anworth Mortgage Asset Corp.	29,990	$ 147,251
ARMOUR Residential REIT, Inc.	6,905	156,536
Blackstone Mortgage Trust, Inc., Class A	5,195	156,889
Capstead Mortgage Corp.	14,895	141,652
Dynex Capital, Inc.	13,935	95,734
Invesco Mortgage Capital, Inc.	9,610	143,477
MFA Financial, Inc.	19,680	143,861
Resource Capital Corp.	7,660	94,907

		1,080,307

Multi-Utilities - 0.7%
Avista Corp.	3,500	144,900
MDU Resources Group, Inc.	5,795	151,887

		296,787

Multiline Retail - 0.7%
Big Lots, Inc. (B)	2,970	128,898
Dillard’s, Inc., Class A	2,155	132,102

		261,000

Oil, Gas & Consumable Fuels - 1.9%
Aegean Marine Petroleum Network, Inc.	12,160	104,576
Alon USA Energy, Inc.	16,140	130,088
CONSOL Energy, Inc.	7,300	123,735
Cosan, Ltd., Class A	18,155	161,580
Denbury Resources, Inc. (A) (B)	47,915	114,517
World Fuel Services Corp.	3,100	124,775

		759,271

Paper & Forest Products - 1.3%
Domtar Corp.	3,920	140,924
Mercer International, Inc.	11,435	90,336
P.H. Glatfelter Co.	5,835	129,654
Schweitzer-Mauduit International, Inc.	3,810	140,627

		501,541

Personal Products - 0.7%
Medifast, Inc.	3,555	145,968
Nu Skin Enterprises, Inc., Class A	2,210	136,247

		282,215

Pharmaceuticals - 0.6%
Impax Laboratories, Inc. (A)	6,385	128,338
SciClone Pharmaceuticals, Inc. (A)	12,025	107,624

		235,962

Professional Services - 2.6%
Acacia Research Corp.	20,330	118,930
FTI Consulting, Inc. (A)	3,485	135,776
ICF International, Inc. (A)	3,220	149,408
Insperity, Inc.	1,940	145,888
Kelly Services, Inc., Class A	5,305	99,363
ManpowerGroup, Inc.	1,990	152,832
Mistras Group, Inc. (A)	6,020	126,059
Resources Connection, Inc.	6,930	102,910

		1,031,166

Road & Rail - 0.7%
ArcBest Corp.	6,725	133,828
Swift Transportation Co., Class A (A) (B)	6,895	154,310

		288,138

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Small Cap Core

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment - 1.8%
Alpha & Omega Semiconductor, Ltd. (A)	6,525	$ 137,873
Kulicke & Soffa Industries, Inc. (A)	10,170	134,651
Rudolph Technologies, Inc. (A)	8,120	146,972
Silicon Laboratories, Inc. (A)	2,485	148,976
Teradyne, Inc.	6,785	158,022

		726,494

Software - 1.1%
Mentor Graphics Corp.	5,285	152,737
Nuance Communications, Inc. (A)	10,450	146,509
TiVo Corp. (A)	6,865	136,270

		435,516

Specialty Retail - 7.5%
Aaron’s, Inc.	6,295	155,550
Abercrombie & Fitch Co., Class A	9,135	133,462
American Eagle Outfitters, Inc. (B)	8,405	143,221
Barnes & Noble, Inc.	13,630	140,389
Big 5 Sporting Goods Corp.	7,230	112,065
Caleres, Inc.	5,405	135,179
Chico’s FAS, Inc.	12,310	143,658
Children’s Place, Inc.	1,905	144,685
Citi Trends, Inc.	5,405	107,343
DSW, Inc., Class A	6,740	139,990
Express, Inc. (A)	11,415	137,208
Finish Line, Inc., Class A	6,515	128,280
Francesca’s Holdings Corp. (A)	8,580	137,881
Genesco, Inc. (A)	2,550	137,190
Hibbett Sports, Inc. (A)	3,525	136,946
Pier 1 Imports, Inc.	33,015	142,295
Rent-A-Center, Inc.	15,075	152,107
Shoe Carnival, Inc.	4,500	114,165
Urban Outfitters, Inc. (A)	4,005	133,967
Vitamin Shoppe, Inc. (A)	5,165	129,383
Williams-Sonoma, Inc., Class A (B)	3,025	139,816
Zumiez, Inc. (A) (B)	6,405	142,511

		2,987,291

Technology Hardware, Storage & Peripherals - 0.4%
NCR Corp. (A)	4,570	160,179

Textiles, Apparel & Luxury Goods - 1.2%
Iconix Brand Group, Inc. (A)	18,015	141,958

	Shares	Value
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (continued)
Movado Group, Inc.	5,425	$ 119,621
Perry Ellis International, Inc. (A)	4,955	92,114
Vera Bradley, Inc. (A)	8,320	111,238

		464,931

Thrifts & Mortgage Finance - 1.3%
First Defiance Financial Corp., Class A	2,435	96,134
Flagstar Bancorp, Inc. (A)	4,380	120,143
HomeStreet, Inc. (A)	5,905	162,683
Meta Financial Group, Inc.	2,045	149,796

		528,756

Trading Companies & Distributors - 0.7%
Applied Industrial Technologies, Inc.	3,150	160,020
WESCO International, Inc. (A)	2,520	136,584

		296,604

Total Common Stocks (Cost $37,445,910)		39,247,170

SECURITIES LENDING COLLATERAL - 4.9%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.27% (C)	1,959,722	1,959,722

Total Securities Lending Collateral (Cost $1,959,722)		1,959,722

	Principal	Value
REPURCHASE AGREEMENT - 1.2%
State Street Bank & Trust Co. 0.03% (C), dated 10/31/2016, to be repurchased at $456,605 on 11/01/2016. Collateralized by a U.S. Government Agency Obligation, 0.88%, due 02/22/2017, and with a value of $466,744.	$ 456,604	456,604

Total Repurchase Agreement (Cost $456,604)		456,604

Total Investments (Cost $39,862,236) (D)		41,663,496
Net Other Assets (Liabilities) - (5.1)%		(2,016,365)

Net Assets - 100.0%		$ 39,647,131

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$39,247,170	$—	$—	$39,247,170
Securities Lending Collateral	1,959,722	—	—	1,959,722
Repurchase Agreement	—	456,604	—	456,604

Total Investments	$41,206,892	$456,604	$—	$41,663,496

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Small Cap Core

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $1,906,740. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at October 31, 2016.
(D)	Aggregate cost for federal income tax purposes is $40,573,733. Aggregate gross unrealized appreciation and depreciation for all securities is $3,056,373 and $1,966,610, respectively. Net unrealized appreciation for tax purposes is $1,089,763.
(E)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Small Cap Growth

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Shares	Value
COMMON STOCKS - 97.7%
Auto Components - 4.7%
Dorman Products, Inc. (A)	17,790	$ 1,142,830
Drew Industries, Inc.	11,180	1,001,169
Motorcar Parts of America, Inc. (A)	35,977	944,036

		3,088,035

Banks - 12.1%
CenterState Banks, Inc.	39,790	743,277
LegacyTexas Financial Group, Inc.	24,095	824,290
Pinnacle Financial Partners, Inc.	33,160	1,711,056
PrivateBancorp, Inc., Class A	37,265	1,685,869
South State Corp.	25,252	1,852,234
Texas Capital Bancshares, Inc. (A)	20,070	1,190,151

		8,006,877

Biotechnology - 3.1%
Eagle Pharmaceuticals, Inc. (A) (B)	15,690	876,757
Repligen Corp. (A)	40,965	1,170,370

		2,047,127

Building Products - 1.2%
Trex Co., Inc. (A)	14,845	798,810

Commercial Services & Supplies - 1.3%
Knoll, Inc.	39,805	861,380

Diversified Telecommunication Services - 1.9%
Cogent Communications Holdings, Inc.	33,675	1,242,608

Food Products - 5.0%
B&G Foods, Inc.	26,770	1,135,048
Calavo Growers, Inc.	17,880	1,057,602
J&J Snack Foods Corp.	9,280	1,133,552

		3,326,202

Health Care Equipment & Supplies - 4.4%
Cantel Medical Corp.	15,450	1,100,503
Neogen Corp. (A)	21,920	1,154,965
Vascular Solutions, Inc. (A)	14,460	659,376

		2,914,844

Health Care Providers & Services - 2.6%
Aceto Corp.	34,365	629,910
Providence Service Corp. (A)	26,920	1,089,318

		1,719,228

Health Care Technology - 2.5%
Cotiviti Holdings, Inc. (A)	22,740	701,984
Medidata Solutions, Inc. (A)	19,309	926,639

		1,628,623

Hotels, Restaurants & Leisure - 4.4%
Chuy’s Holdings, Inc. (A)	21,057	598,019
Popeyes Louisiana Kitchen, Inc. (A)	21,390	1,141,798
Sonic Corp.	49,740	1,139,543

		2,879,360

Internet Software & Services - 4.9%
LogMeIn, Inc.	22,625	2,149,375
SPS Commerce, Inc. (A)	17,950	1,119,721

		3,269,096

IT Services - 3.5%
Luxoft Holding, Inc., Class A (A) (B)	14,400	763,200
MAXIMUS, Inc., Class A	29,660	1,544,100

		2,307,300

	Shares	Value
COMMON STOCKS (continued)
Life Sciences Tools & Services - 7.2%
Cambrex Corp. (A)	35,070	$ 1,413,321
ICON PLC (A)	18,685	1,500,032
PRA Health Sciences, Inc. (A)	35,100	1,868,022

		4,781,375

Oil, Gas & Consumable Fuels - 4.6%
Callon Petroleum Co. (A)	47,880	621,961
Matador Resources Co. (A) (B)	30,670	668,913
Oasis Petroleum, Inc. (A)	77,830	816,437
PDC Energy, Inc. (A)	15,370	942,642

		3,049,953

Personal Products - 1.3%
Inter Parfums, Inc.	26,819	874,299

Pharmaceuticals - 5.2%
Lannett Co., Inc. (A) (B)	28,585	626,011
Prestige Brands Holdings, Inc. (A)	28,335	1,283,009
Supernus Pharmaceuticals, Inc. (A)	76,480	1,514,304

		3,423,324

Professional Services - 4.3%
CEB, Inc.	22,240	1,081,976
WageWorks, Inc. (A)	29,360	1,730,772

		2,812,748

Road & Rail - 3.3%
Knight Transportation, Inc.	38,440	1,124,370
Saia, Inc. (A)	28,920	1,030,998

		2,155,368

Semiconductors & Semiconductor Equipment - 3.1%
CEVA, Inc. (A)	22,434	674,142
Inphi Corp. (A)	16,950	628,845
Silicon Laboratories, Inc. (A)	12,390	742,780

		2,045,767

Software - 10.0%
BroadSoft, Inc. (A)	32,210	1,338,326
Callidus Software, Inc. (A)	58,300	1,063,975
Ellie Mae, Inc. (A)	14,350	1,519,521
Pegasystems, Inc.	49,690	1,535,421
Qualys, Inc. (A)	31,380	1,168,905

		6,626,148

Specialty Retail - 1.8%
Monro Muffler Brake, Inc. (B)	21,320	1,172,600

Textiles, Apparel & Luxury Goods - 4.1%
G-III Apparel Group, Ltd. (A)	44,022	1,149,855
Steven Madden, Ltd., Class B (A)	47,170	1,575,478

		2,725,333

Trading Companies & Distributors - 1.2%
SiteOne Landscape Supply, Inc. (A)	26,315	820,502

Total Common Stocks (Cost $50,720,127)		64,576,907

SECURITIES LENDING COLLATERAL - 6.3%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.27% (C)	4,156,007	4,156,007

Total Securities Lending Collateral (Cost $4,156,007)		4,156,007

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Small Cap Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
REPURCHASE AGREEMENT - 2.2%

State Street Bank & Trust Co. 0.03% (C), dated 10/31/2016, to be repurchased at $1,436,037 on 11/01/2016. Collateralized by a U.S. Government Obligation, 2.50%, due 06/30/2017, and with a value of $1,468,800.

	$ 1,436,036	$ 1,436,036

Total Repurchase Agreement (Cost $1,436,036)		1,436,036

Total Investments (Cost $56,312,170) (D)		70,168,950
Net Other Assets (Liabilities) - (6.2)%		(4,084,172)

Net Assets - 100.0%		$ 66,084,778

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$64,576,907	$—	$—	$64,576,907
Securities Lending Collateral	4,156,007	—	—	4,156,007
Repurchase Agreement	—	1,436,036	—	1,436,036

Total Investments	$68,732,914	$1,436,036	$—	$70,168,950

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $4,064,121. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at October 31, 2016.
(D)	Aggregate cost for federal income tax purposes is $57,560,600. Aggregate gross unrealized appreciation and depreciation for all securities is $15,204,564 and $2,596,214, respectively. Net unrealized appreciation for tax purposes is $12,608,350.
(E)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Small Cap Value

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Shares	Value
COMMON STOCKS - 96.5%
Airlines - 0.8%
Hawaiian Holdings, Inc. (A)	47,110	$ 2,121,128

Auto Components - 0.9%
Tenneco, Inc. (A)	42,290	2,328,910

Banks - 15.6%
1st Source Corp.	71,520	2,471,731
Banc of California, Inc.	91,760	1,220,408
Cardinal Financial Corp.	98,750	2,595,150
Cathay General Bancorp	91,675	2,745,666
Customers Bancorp, Inc. (A)	163,180	4,417,283
Enterprise Financial Services Corp.	62,070	2,054,517
First Citizens BancShares, Inc., Class A	4,600	1,338,600
First Merchants Corp.	88,000	2,477,200
Glacier Bancorp, Inc.	128,480	3,630,845
Hanmi Financial Corp., Class B	154,620	3,865,500
Investors Bancorp, Inc.	407,120	4,991,291
Popular, Inc.	113,065	4,104,260
Preferred Bank	20,960	794,803
TriCo Bancshares	111,837	2,943,550

		39,650,804

Biotechnology - 0.9%
Retrophin, Inc. (A) (B)	113,495	2,139,381

Building Products - 1.0%
Griffon Corp.	151,569	2,531,202

Capital Markets - 2.3%
Evercore Partners, Inc., Class A	64,170	3,449,137
Piper Jaffray Cos. (A)	40,650	2,298,758

		5,747,895

Chemicals - 2.5%
Cabot Corp.	76,395	3,983,236
Rayonier Advanced Materials, Inc.	182,725	2,362,634

		6,345,870

Commercial Services & Supplies - 2.5%
Deluxe Corp.	55,545	3,399,354
Multi-Color Corp.	44,605	2,895,980

		6,295,334

Construction & Engineering - 1.7%
EMCOR Group, Inc.	69,185	4,182,925

Containers & Packaging - 1.6%
Owens-Illinois, Inc. (A)	207,790	4,010,347

Electric Utilities - 1.5%
PNM Resources, Inc.	117,960	3,874,986

Electronic Equipment, Instruments & Components - 4.3%
ePlus, Inc. (A)	39,824	3,645,887
Orbotech, Ltd. (A)	132,630	3,634,062
Vishay Intertechnology, Inc. (B)	259,095	3,653,240

		10,933,189

Energy Equipment & Services - 2.4%
Dril-Quip, Inc., Class A (A) (B)	42,180	2,003,550
Oceaneering International, Inc.	66,000	1,570,800
Rowan Cos. PLC, Class A	181,565	2,409,368

		5,983,718

Equity Real Estate Investment Trusts - 11.6%
CareTrust REIT, Inc.	266,880	3,757,670
DCT Industrial Trust, Inc.	98,465	4,603,239

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (continued)
First Industrial Realty Trust, Inc.	141,480	$ 3,736,487
Lexington Realty Trust	246,890	2,503,465
STORE Capital Corp.	158,895	4,336,245
Sun Communities, Inc.	47,980	3,691,101
Urban Edge Properties	125,050	3,227,540
Xenia Hotels & Resorts, Inc.	237,740	3,711,121

		29,566,868

Food Products - 1.0%
Amplify Snack Brands, Inc. (A) (B)	175,005	2,535,822

Gas Utilities - 2.6%
ONE Gas, Inc.	46,107	2,825,437
Southwest Gas Corp.	52,140	3,778,064

		6,603,501

Health Care Equipment & Supplies - 0.9%
Merit Medical Systems, Inc. (A)	107,330	2,355,894

Health Care Providers & Services - 2.5%
HealthSouth Corp.	68,575	2,753,286
Molina Healthcare, Inc. (A)	67,515	3,673,491

		6,426,777

Hotels, Restaurants & Leisure - 2.5%
Bloomin’ Brands, Inc.	180,900	3,129,570
Ruth’s Hospitality Group, Inc.	204,745	3,245,208

		6,374,778

Household Products - 1.1%
Central Garden & Pet Co., Class A (A)	122,620	2,861,951

Insurance - 3.3%
Employers Holdings, Inc.	128,025	4,013,584
Federated National Holding Co.	109,400	1,959,354
Selective Insurance Group, Inc.	67,652	2,499,741

		8,472,679

IT Services - 1.5%
Convergys Corp.	131,829	3,849,407

Leisure Products - 1.1%
Nautilus, Inc., Class A (A)	153,701	2,705,138

Life Sciences Tools & Services - 1.4%
INC Research Holdings, Inc., Class A (A)	80,060	3,658,742

Machinery - 3.6%
Greenbrier Cos., Inc. (B)	95,665	3,013,447
Timken Co.	97,785	3,231,794
Wabash National Corp. (A)	266,835	3,001,894

		9,247,135

Media - 0.6%
New Media Investment Group, Inc.	109,400	1,575,360

Metals & Mining - 0.8%
AK Steel Holding Corp. (A) (B)	408,610	2,124,772

Mortgage Real Estate Investment Trusts - 1.3%
Starwood Property Trust, Inc.	143,200	3,184,768

Multi-Utilities - 1.6%
Black Hills Corp. (B)	65,405	4,045,299

Multiline Retail - 1.2%
Big Lots, Inc. (B)	70,110	3,042,774

Oil, Gas & Consumable Fuels - 0.8%
Western Refining, Inc.	66,170	1,909,005

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Small Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Paper & Forest Products - 1.4%
Neenah Paper, Inc.	44,985	$ 3,594,301

Pharmaceuticals - 1.0%
Prestige Brands Holdings, Inc. (A)	55,005	2,490,626

Road & Rail - 1.7%
Swift Transportation Co., Class A (A) (B)	191,800	4,292,484

Semiconductors & Semiconductor Equipment - 1.7%
Rudolph Technologies, Inc. (A)	239,576	4,336,326

Software - 1.2%
VASCO Data Security International, Inc. (A)	224,290	3,083,987

Specialty Retail - 2.5%
Caleres, Inc.	117,157	2,930,097
Urban Outfitters, Inc. (A)	100,225	3,352,526

		6,282,623

Thrifts & Mortgage Finance - 6.2%
Dime Community Bancshares, Inc.	134,455	2,178,171
First Defiance Financial Corp., Class A	59,496	2,348,902
HomeStreet, Inc. (A)	116,280	3,203,514
MGIC Investment Corp. (A)	377,590	3,081,135
Washington Federal, Inc.	185,185	5,046,291

		15,858,013

Trading Companies & Distributors - 3.4%
Aircastle, Ltd.	172,961	3,554,348
H&E Equipment Services, Inc.	113,285	1,580,326
MRC Global, Inc. (A)	241,040	3,552,930

		8,687,604

Total Common Stocks (Cost $223,237,570)		245,312,323

	Shares	Value
MASTER LIMITED PARTNERSHIPS - 2.0%
Energy Equipment & Services - 0.9%
Archrock Partners, LP	163,790	$ 2,363,489

Oil, Gas & Consumable Fuels - 1.1%
Tallgrass Energy Partners, LP	59,895	2,709,051

Total Master Limited Partnerships (Cost $4,764,964)		5,072,540

SECURITIES LENDING COLLATERAL - 8.3%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.27% (C)	21,127,961	21,127,961

Total Securities Lending Collateral (Cost $21,127,961)		21,127,961

	Principal	Value
REPURCHASE AGREEMENT - 0.5%
State Street Bank & Trust Co. 0.03% (C), dated 10/31/2016, to be repurchased at $1,249,360 on 11/01/2016. Collateralized by a U.S. Government Obligation, 0.63%, due 11/15/2016, and with a value of $1,278,188.	$ 1,249,359	1,249,359

Total Repurchase Agreement (Cost $1,249,359)		1,249,359

Total Investments (Cost $250,379,854) (D)		272,762,183
Net Other Assets (Liabilities) - (7.3)%		(18,512,346)

Net Assets - 100.0%		$ 254,249,837

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$245,312,323	$—	$—	$245,312,323
Master Limited Partnerships	5,072,540	—	—	5,072,540
Securities Lending Collateral	21,127,961	—	—	21,127,961
Repurchase Agreement	—	1,249,359	—	1,249,359

Total Investments	$271,512,824	$1,249,359	$—	$272,762,183

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $20,542,275. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at October 31, 2016.
(D)	Aggregate cost for federal income tax purposes is $252,959,700. Aggregate gross unrealized appreciation and depreciation for all securities is $27,909,294 and $8,106,811, respectively. Net unrealized appreciation for tax purposes is $19,802,483.
(E)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Shares	Value
COMMON STOCKS - 97.7%
Aerospace & Defense - 1.0%
Aerovironment, Inc. (A)	72,139	$ 1,730,615
Arconic, Inc. (A)	75,300	2,162,616
Curtiss-Wright Corp.	20,000	1,792,400
Orbital ATK, Inc.	27,062	2,012,330

		7,697,961

Airlines - 1.2%
Alaska Air Group, Inc.	132,925	9,599,843

Auto Components - 1.7%
American Axle & Manufacturing Holdings, Inc. (A)	65,500	1,173,760
Dana, Inc.	7,000	108,360
Gentex Corp.	79,500	1,344,345
Goodyear Tire & Rubber Co.	258,215	7,495,981
Stoneridge, Inc. (A)	80,000	1,185,600
Visteon Corp.	19,850	1,401,609

		12,709,655

Banks - 8.5%
Berkshire Hills Bancorp, Inc.	95,831	2,831,806
First Citizens BancShares, Inc., Class A	18,913	5,503,683
First Community Bancshares, Inc.	155,340	3,518,451
First Republic Bank, Class A	26,000	1,935,180
Hanmi Financial Corp., Class B	73,000	1,825,000
Hope Bancorp, Inc.	97,882	1,579,816
IBERIABANK Corp.	67,305	4,418,573
KeyCorp	315,085	4,449,000
Lakeland Bancorp, Inc., Class A	279,500	3,954,925
Regions Financial Corp.	394,430	4,224,345
Sandy Spring Bancorp, Inc.	119,000	3,772,300
Sterling Bancorp	328,115	5,906,070
Umpqua Holdings Corp.	85,500	1,306,440
Union Bankshares Corp.	49,100	1,371,363
United Community Banks, Inc.	168,859	3,642,289
Washington Trust Bancorp, Inc.	39,571	1,816,309
Webster Financial Corp. (B)	61,000	2,464,400
Zions Bancorporation	311,795	10,042,917

		64,562,867

Building Products - 1.5%
American Woodmark Corp. (A)	20,000	1,494,000
Caesarstone, Ltd. (A)	128,000	4,524,800
Continental Building Products, Inc. (A)	225,600	4,613,520
Gibraltar Industries, Inc. (A)	20,800	809,120

		11,441,440

Capital Markets - 3.4%
E*TRADE Financial Corp. (A)	323,785	9,117,786
Invesco, Ltd.	271,445	7,624,890
Janus Capital Group, Inc.	148,000	1,897,360
Legg Mason, Inc.	59,200	1,700,224
Piper Jaffray Cos. (A)	45,000	2,544,750
Stifel Financial Corp. (A)	56,700	2,219,238
Waddell & Reed Financial, Inc., Class A	36,000	565,920

		25,670,168

Chemicals - 1.8%
Albemarle Corp.	42,500	3,550,875
Chemours Co.	348,379	5,723,867
FutureFuel Corp.	73,500	805,560
Trinseo SA	63,740	3,343,163

		13,423,465

	Shares	Value
COMMON STOCKS (continued)
Commercial Services & Supplies - 0.7%
HNI Corp.	45,500	$ 1,850,030
Knoll, Inc.	56,000	1,211,840
Tetra Tech, Inc.	54,000	2,076,300

		5,138,170

Communications Equipment - 0.7%
Harmonic, Inc. (A) (B)	219,300	1,118,430
KVH Industries, Inc. (A)	304,500	2,420,775
NETGEAR, Inc. (A)	36,000	1,818,000

		5,357,205

Construction & Engineering - 2.9%
AECOM (A)	79,600	2,216,860
Comfort Systems USA, Inc., Class A	89,000	2,567,650
EMCOR Group, Inc.	57,500	3,476,450
Granite Construction, Inc.	55,500	2,728,380
KBR, Inc.	756,970	11,210,726

		22,200,066

Containers & Packaging - 1.6%
Berry Plastics Group, Inc. (A)	106,320	4,651,500
International Paper Co.	175,870	7,919,426

		12,570,926

Diversified Financial Services - 1.4%
Voya Financial, Inc.	345,600	10,558,080

Diversified Telecommunication Services - 1.4%
Level 3 Communications, Inc. (A)	83,440	4,685,156
Zayo Group Holdings, Inc. (A)	190,889	6,142,808

		10,827,964

Electric Utilities - 2.8%
Exelon Corp.	366,510	12,486,995
PG&E Corp.	131,540	8,171,265
Spark Energy, Inc., Class A (B)	21,000	508,200

		21,166,460

Electrical Equipment - 0.4%
Regal Beloit Corp.	46,300	2,736,330

Electronic Equipment, Instruments & Components - 5.0%
Amphenol Corp., Class A	21,085	1,390,134
Belden, Inc.	64,200	4,160,802
Benchmark Electronics, Inc. (A)	31,000	779,650
Coherent, Inc. (A)	50,910	5,300,749
Control4 Corp. (A) (B)	520,500	5,876,445
Daktronics, Inc.	22,500	187,875
Fitbit, Inc., Class A (A) (B)	452,975	6,006,449
Methode Electronics, Inc.	23,000	717,600
Orbotech, Ltd. (A)	293,136	8,031,926
Universal Display Corp., Class A (A) (B)	64,000	3,308,800
Vishay Intertechnology, Inc. (B)	180,000	2,538,000

		38,298,430

Energy Equipment & Services - 1.7%
Baker Hughes, Inc.	77,465	4,291,561
Precision Drilling Corp. (B)	1,967,815	8,756,777

		13,048,338

Equity Real Estate Investment Trusts - 8.7%
Alexandria Real Estate Equities, Inc.	28,445	3,066,655
Brandywine Realty Trust	211,500	3,278,250
CBL & Associates Properties, Inc.	393,440	4,209,808
Community Healthcare Trust, Inc.	159,000	3,558,420

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (continued)
Cousins Properties, Inc.	990,610	$ 7,697,040
DiamondRock Hospitality Co.	340,500	3,115,575
DuPont Fabros Technology, Inc.	73,575	3,002,596
Lexington Realty Trust	191,900	1,945,866
Liberty Property Trust, Series C	66,000	2,668,380
National Retail Properties, Inc.	49,000	2,235,380
Parkway, Inc. (A)	218,962	3,945,695
Physicians Realty Trust	185,000	3,657,450
Piedmont Office Realty Trust, Inc., Class A	65,500	1,341,440
Ryman Hospitality Properties, Inc.	75,690	3,816,290
Sabra Healthcare REIT, Inc.	44,500	1,036,850
SL Green Realty Corp.	97,220	9,548,948
Summit Hotel Properties, Inc.	328,000	4,260,720
Sunstone Hotel Investors, Inc.	302,553	3,800,066

		66,185,429

Food Products - 1.7%
ConAgra Foods, Inc.	24,890	1,199,200
J&J Snack Foods Corp.	9,250	1,129,888
Pinnacle Foods, Inc.	206,405	10,613,345

		12,942,433

Health Care Equipment & Supplies - 1.0%
AngioDynamics, Inc. (A)	125,700	2,003,658
Boston Scientific Corp. (A)	242,500	5,335,000

		7,338,658

Health Care Providers & Services - 3.5%
AMN Healthcare Services, Inc. (A)	35,050	1,149,640
Amsurg Corp., Class A (A) (B)	148,385	8,866,004
Centene Corp. (A)	81,092	5,066,628
HealthSouth Corp.	173,400	6,962,010
PharMerica Corp. (A)	95,500	2,272,900
WellCare Health Plans, Inc. (A)	24,500	2,780,995

		27,098,177

Health Care Technology - 0.8%
Cotiviti Holdings, Inc. (A)	128,685	3,972,506
Omnicell, Inc. (A)	62,200	2,029,275

		6,001,781

Hotels, Restaurants & Leisure - 1.2%
Churchill Downs, Inc.	24,500	3,332,000
MGM Resorts International (A)	229,415	6,003,791

		9,335,791

Household Durables - 2.6%
Harman International Industries, Inc.	39,400	3,140,574
Helen of Troy, Ltd. (A)	25,000	2,037,500
KB Home (B)	352,070	5,119,098
La-Z-Boy, Inc.	80,000	1,872,000
Newell Brands, Inc.	160,740	7,718,735

		19,887,907

Household Products - 0.5%
Spectrum Brands Holdings, Inc., Class A (B)	27,000	3,651,480

Insurance - 3.4%
Aspen Insurance Holdings, Ltd.	51,500	2,484,875
Selective Insurance Group, Inc.	149,000	5,505,550
United Fire Group, Inc.	132,993	5,255,883
Validus Holdings, Ltd.	44,500	2,273,950
XL Group, Ltd.	304,154	10,554,144

		26,074,402

	Shares	Value
COMMON STOCKS (continued)
Internet & Direct Marketing Retail - 0.1%
Nutrisystem, Inc.	36,500	$ 1,157,050

Internet Software & Services - 0.3%
IAC/InterActiveCorp	37,500	2,416,500

IT Services - 1.8%
CoreLogic, Inc. (A)	54,200	2,306,752
Global Payments, Inc.	33,750	2,447,550
Leidos Holdings, Inc.	176,195	7,324,426
Sykes Enterprises, Inc. (A)	62,350	1,667,239

		13,745,967

Life Sciences Tools & Services - 0.4%
PerkinElmer, Inc.	62,055	3,157,979

Machinery - 4.4%
AGCO Corp.	89,325	4,562,721
Altra Industrial Motion Corp.	60,000	1,770,000
Columbus McKinnon Corp.	3,600	70,164
Crane Co.	36,000	2,448,360
Douglas Dynamics, Inc.	86,500	2,776,650
Ingersoll-Rand PLC	98,755	6,645,224
ITT, Inc.	246,667	8,687,612
Mueller Industries, Inc.	79,500	2,408,055
Oshkosh Corp.	24,500	1,310,750
Watts Water Technologies, Inc., Class A	43,500	2,610,000

		33,289,536

Media - 1.3%
AMC Networks, Inc., Class A (A)	16,000	782,880
CBS Corp., Class B	33,625	1,903,847
Starz, Class A (A)	76,500	2,406,690
TEGNA, Inc.	255,435	5,011,635

		10,105,052

Metals & Mining - 1.5%
ArcelorMittal (A)	1,208,910	8,135,964
Freeport-McMoRan, Inc. (A)	143,745	1,607,069
Kaiser Aluminum Corp.	26,500	1,920,985

		11,664,018

Multi-Utilities - 2.6%
Black Hills Corp. (B)	22,877	1,414,942
DTE Energy Co.	24,560	2,358,006
NorthWestern Corp.	91,800	5,283,090
Public Service Enterprise Group, Inc.	264,575	11,133,316

		20,189,354

Multiline Retail - 0.6%
JC Penney Co., Inc. (A) (B)	519,280	4,460,615

Oil, Gas & Consumable Fuels - 6.5%
Alon USA Energy, Inc. (B)	75,000	604,500
Callon Petroleum Co. (A)	105,000	1,363,950
Energen Corp.	132,190	6,626,685
Gulfport Energy Corp. (A)	100,000	2,411,000
Hess Corp.	164,510	7,891,545
Oasis Petroleum, Inc. (A)	399,015	4,185,667
PDC Energy, Inc. (A)	74,650	4,578,284
REX American Resources Corp., Class A (A)	30,800	2,432,892
SM Energy Co.	117,525	3,952,366
Targa Resources Corp.	74,520	3,271,428
Tesoro Corp.	86,730	7,369,448
Western Refining, Inc. (B)	162,875	4,698,944

		49,386,709

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Paper & Forest Products - 0.6%
Domtar Corp.	84,450	$ 3,035,977
P.H. Glatfelter Co.	65,000	1,444,300

		4,480,277

Pharmaceuticals - 0.8%
Endo International PLC (A)	233,390	4,376,063
Nektar Therapeutics (A)	165,533	2,052,609

		6,428,672

Professional Services - 1.3%
FTI Consulting, Inc. (A)	20,500	798,680
Heidrick & Struggles International, Inc.	134,500	2,488,250
ManpowerGroup, Inc.	55,990	4,300,032
On Assignment, Inc. (A)	63,500	2,185,035

		9,771,997

Real Estate Management & Development - 1.3%
CBRE Group, Inc., Class A (A)	387,525	9,982,644

Road & Rail - 0.5%
AMERCO	11,400	3,675,246

Semiconductors & Semiconductor Equipment - 6.6%
Analog Devices, Inc., Class A	130,665	8,375,626
Applied Materials, Inc., Class A	196,630	5,718,000
Brooks Automation, Inc., Class A	196,000	2,553,880
Cohu, Inc.	164,500	1,840,755
Entegris, Inc. (A)	196,500	3,124,350
Lam Research Corp.	23,873	2,312,339
Microsemi Corp. (A)	178,210	7,507,987
MKS Instruments, Inc.	48,800	2,461,960
Qorvo, Inc. (A)	46,274	2,575,148
Sigma Designs, Inc. (A)	276,000	2,014,800
Silicon Motion Technology Corp., ADR	81,000	3,289,410
Versum Materials, Inc. (A)	211,265	4,795,716
Xcerra Corp. (A)	366,200	2,017,762
Xilinx, Inc.	31,740	1,614,614

		50,202,347

Software - 0.3%
Activision Blizzard, Inc.	24,745	1,068,242
TiVo Corp. (A)	68,198	1,353,730

		2,421,972

Specialty Retail - 1.3%
Abercrombie & Fitch Co., Class A (B)	132,000	1,928,520
American Eagle Outfitters, Inc. (B)	279,500	4,762,680
Express, Inc. (A)	93,700	1,126,274
Foot Locker, Inc.	31,000	2,069,870
Guess?, Inc.	11,000	148,500

		10,035,844

Technology Hardware, Storage & Peripherals - 0.8%
Western Digital Corp.	100,985	5,901,563

Textiles, Apparel & Luxury Goods - 1.7%
PVH Corp.	104,200	11,147,316
Steven Madden, Ltd., Class B (A)	55,350	1,848,690

		12,996,006

Thrifts & Mortgage Finance - 1.9%
Dime Community Bancshares, Inc.	140,250	2,272,050
Oritani Financial Corp.	60,500	946,825
Provident Financial Services, Inc.	118,000	2,677,420

	Shares	Value
COMMON STOCKS (continued)
Thrifts & Mortgage Finance (continued)
TrustCo Bank Corp.	164,000	$ 1,148,000
United Financial Bancorp, Inc.	207,958	3,059,062
Washington Federal, Inc.	150,000	4,087,500

		14,190,857

Total Common Stocks (Cost $671,732,263)		745,183,631

MASTER LIMITED PARTNERSHIP - 1.1%
Capital Markets - 1.1%
Lazard, Ltd., Class A	226,715	8,266,029

Total Master Limited Partnership (Cost $9,285,403)		8,266,029

SECURITIES LENDING COLLATERAL - 4.7%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.27% (C)	36,191,345	36,191,345

Total Securities Lending Collateral (Cost $36,191,345)		36,191,345

	Principal	Value
REPURCHASE AGREEMENT - 1.6%
State Street Bank & Trust Co. 0.03% (C), dated 10/31/2016, to be repurchased at $12,150,614 on 11/01/2016. Collateralized by a U.S. Government Agency Obligation, 1.00%, due 09/27/2017, and with a value of $12,396,675.	$ 12,150,604	12,150,604

Total Repurchase Agreement (Cost $12,150,604)		12,150,604

Total Investments (Cost $729,359,615) (D)		801,791,609
Net Other Assets (Liabilities) - (5.1)%		(39,075,591)

Net Assets - 100.0%		$ 762,716,018

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$745,183,631	$—	$—	$745,183,631
Master Limited Partnership	8,266,029	—	—	8,266,029
Securities Lending Collateral	36,191,345	—	—	36,191,345
Repurchase Agreement	—	12,150,604	—	12,150,604

Total Investments	$789,641,005	$12,150,604	$—	$801,791,609

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $35,145,417. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at October 31, 2016.
(D)	Aggregate cost for federal income tax purposes is $736,318,885. Aggregate gross unrealized appreciation and depreciation for all securities is $108,084,088 and $42,611,364, respectively. Net unrealized appreciation for tax purposes is $65,472,724.
(E)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Strategic High Income

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Shares	Value
COMMON STOCKS - 45.2%
Air Freight & Logistics - 0.9%
United Parcel Service, Inc., Class B	3,900	$ 420,264

Automobiles - 0.9%
Ford Motor Co.	37,000	434,380

Banks - 2.5%
JPMorgan Chase & Co.	3,750	259,725
US Bancorp	10,425	466,623
Wells Fargo & Co.	10,400	478,504

		1,204,852

Beverages - 0.4%
Coca-Cola Co.	4,125	174,900

Biotechnology - 0.8%
Gilead Sciences, Inc.	5,100	375,513

Capital Markets - 1.1%
Ameriprise Financial, Inc.	6,150	543,599

Chemicals - 0.9%
LyondellBasell Industries NV, Class A	5,700	453,435

Communications Equipment - 1.1%
Cisco Systems, Inc.	17,750	544,570

Consumer Finance - 1.0%
Capital One Financial Corp.	6,800	503,472

Containers & Packaging - 0.7%
International Paper Co.	7,500	337,725

Diversified Telecommunication Services - 1.5%
AT&T, Inc.	7,775	286,042
Verizon Communications, Inc.	8,625	414,863

		700,905

Electric Utilities - 1.5%
PPL Corp.	16,900	580,346
Xcel Energy, Inc.	3,000	124,650

		704,996

Electrical Equipment - 0.9%
Eaton Corp. PLC	6,800	433,636

Equity Real Estate Investment Trusts - 1.4%
Crown Castle International Corp.	3,700	336,663
Lamar Advertising Co., Class A (A)	5,500	348,975

		685,638

Food & Staples Retailing - 0.6%
Wal-Mart Stores, Inc.	4,250	297,585

Health Care Equipment & Supplies - 0.7%
Medtronic PLC	4,200	344,484

Health Care Providers & Services - 0.8%
Cardinal Health, Inc.	5,400	370,926

Hotels, Restaurants & Leisure - 0.9%
Wyndham Worldwide Corp.	6,400	421,376

Household Durables - 1.0%
Whirlpool Corp.	3,200	479,424

Household Products - 0.8%
Procter & Gamble Co.	4,325	375,410

Industrial Conglomerates - 0.6%
General Electric Co.	10,000	291,000

Insurance - 2.8%
Allstate Corp.	3,100	210,490
FNF Group	9,500	341,145

	Shares	Value
COMMON STOCKS (continued)
Insurance (continued)
MetLife, Inc.	9,000	$ 422,640
Prudential Financial, Inc.	4,300	364,597

		1,338,872

Internet Software & Services - 0.8%
Alphabet, Inc., Class C (B)	500	392,270

Machinery - 0.4%
Stanley Black & Decker, Inc.	1,725	196,374

Mortgage Real Estate Investment Trusts - 0.9%
Annaly Capital Management, Inc.	40,150	415,954

Multi-Utilities - 0.7%
National Grid PLC, ADR	5,075	332,007

Multiline Retail - 1.5%
Kohl’s Corp.	6,000	262,500
Target Corp.	6,500	446,745

		709,245

Oil, Gas & Consumable Fuels - 3.1%
Exxon Mobil Corp.	7,600	633,232
Royal Dutch Shell PLC, Class B, ADR (A)	6,075	317,783
Valero Energy Corp.	6,575	389,503
Williams Cos., Inc.	5,250	153,300

		1,493,818

Pharmaceuticals - 3.1%
AstraZeneca PLC, ADR	7,350	208,152
Johnson & Johnson	4,375	507,456
Novartis AG, ADR	4,475	317,815
Pfizer, Inc.	10,975	348,017
Teva Pharmaceutical Industries, Ltd., ADR	3,000	128,220

		1,509,660

Road & Rail - 1.0%
Union Pacific Corp.	5,500	484,990

Semiconductors & Semiconductor Equipment - 2.5%
Intel Corp.	15,800	550,946
QUALCOMM, Inc.	9,750	670,020

		1,220,966

Software - 2.2%
Microsoft Corp.	10,100	605,192
Oracle Corp.	11,525	442,790

		1,047,982

Specialty Retail - 2.1%
Foot Locker, Inc.	7,550	504,113
Home Depot, Inc.	4,000	488,040

		992,153

Technology Hardware, Storage & Peripherals - 2.0%
Apple, Inc.	8,350	948,059

Thrifts & Mortgage Finance - 0.7%
New York Community Bancorp, Inc.	22,000	315,920

Wireless Telecommunication Services - 0.4%
Rogers Communications, Inc., Class B	5,000	201,150

Total Common Stocks (Cost $22,100,346)		21,697,510

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Strategic High Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Shares	Value
PREFERRED STOCKS - 9.4%
Banks - 1.4%
Bank of America Corp. Series W, 6.63% (A)	13,000	$ 354,510
Citigroup, Inc. Series J, 7.13% (A) (C)	12,000	342,240

		696,750

Consumer Finance - 1.2%
Capital One Financial Corp. Series D, 6.70% (A)	20,000	561,800

Equity Real Estate Investment Trusts - 2.4%
Corporate Office Properties Trust Series L, 7.38%	15,250	392,840
DuPont Fabros Technology, Inc. Series C, 6.63%	10,000	275,000
NorthStar Realty Finance Corp. Series E, 8.75%	10,350	274,586
Taubman Centers, Inc. Series J, 6.50%	9,000	233,100

		1,175,526

Insurance - 3.2%
Kemper Corp. 7.38%	19,484	520,028
Maiden Holdings North America, Ltd. 7.75%	15,600	418,392
Maiden Holdings, Ltd. Series A, 8.25%	1,400	36,512
Torchmark Corp. 6.13%	20,000	540,600

		1,515,532

Mortgage Real Estate Investment Trusts - 1.2%
AGNC Investment Corp. Series B, 7.75%	15,000	381,000
Colony Capital, Inc. Series B, 7.50%	8,250	209,055

		590,055

Total Preferred Stocks (Cost $4,369,657)		4,539,663

	Principal	Value
CORPORATE DEBT SECURITIES - 42.1%
Aerospace & Defense - 0.8%
Triumph Group, Inc. 5.25%, 06/01/2022	$ 400,000	366,000

Auto Components - 0.9%
Cooper Tire & Rubber Co.
7.63%, 03/15/2027	79,000	86,308
8.00%, 12/15/2019	300,000	340,650

		426,958

Banks - 1.1%
Wells Fargo & Co. 7.98% (C), 03/15/2018 (D)	500,000	521,250

Building Products - 2.5%
BMC East LLC 5.50%, 10/01/2024 (E)	500,000	507,500
GCP Applied Technologies, Inc. 9.50%, 02/01/2023 (E)	250,000	283,125

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Building Products (continued)
Gibraltar Industries, Inc. 6.25%, 02/01/2021	$ 400,000	$ 414,500

		1,205,125

Capital Markets - 1.1%
BCD Acquisition, Inc. 9.63%, 09/15/2023 (E)	500,000	516,250

Chemicals - 1.2%
Blue Cube Spinco, Inc. 9.75%, 10/15/2023	500,000	587,500

Commercial Services & Supplies - 1.8%
ADT Corp. 6.25%, 10/15/2021	300,000	328,125
Prime Security Services Borrower LLC / Prime Finance, Inc. 9.25%, 05/15/2023 (E)	500,000	531,250

		859,375

Consumer Finance - 1.8%
Ally Financial, Inc. 8.00%, 03/15/2020	425,000	481,313
Navient Corp. 7.25%, 01/25/2022, MTN	400,000	404,000

		885,313

Diversified Financial Services - 1.0%
Icahn Enterprises, LP / Icahn Enterprises Finance Corp. 6.00%, 08/01/2020	500,000	491,250

Diversified Telecommunication Services - 3.1%
CenturyLink, Inc. 7.50%, 04/01/2024	650,000	676,812
Frontier Communications Corp.
8.50%, 04/15/2020	335,000	357,613
10.50%, 09/15/2022	125,000	130,000
Hughes Satellite Systems Corp. 7.63%, 06/15/2021	300,000	328,875

		1,493,300

Electronic Equipment, Instruments & Components - 1.1%
Zebra Technologies Corp. 7.25%, 10/15/2022 (A)	500,000	538,750

Energy Equipment & Services - 2.0%
Enviva Partners, LP / Enviva Partners Finance Corp. 8.50%, 11/01/2021 (E) (F)	500,000	511,250
SEACOR Holdings, Inc. 7.38%, 10/01/2019	443,000	446,322

		957,572

Health Care Providers & Services - 1.6%
CHS / Community Health Systems, Inc. 8.00%, 11/15/2019 (A)	303,000	266,640
RegionalCare Hospital Partners Holdings, Inc. 8.25%, 05/01/2023 (E)	500,000	506,875

		773,515

Hotels, Restaurants & Leisure - 1.3%
MGM Resorts International 8.63%, 02/01/2019	350,000	392,656
Rivers Pittsburgh Borrower, LP / Rivers Pittsburgh Finance Corp. 6.13%, 08/15/2021 (E)	250,000	258,125

		650,781

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Strategic High Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Household Durables - 1.3%
Meritage Homes Corp.
7.00%, 04/01/2022	$ 353,000	$ 393,948
7.15%, 04/15/2020	225,000	249,750

		643,698

Insurance - 0.7%
Prudential Financial, Inc. 8.88% (C), 06/15/2068	300,000	331,500

Machinery - 0.8%
Terex Corp. 6.50%, 04/01/2020	400,000	408,000

Media - 2.5%
Cablevision Systems Corp. 8.63%, 09/15/2017	250,000	261,250
DISH DBS Corp. 7.88%, 09/01/2019	400,000	446,000
Gray Television, Inc. 5.13%, 10/15/2024 (E)	500,000	485,000

		1,192,250

Multiline Retail - 0.9%
Dillard’s, Inc. 7.88%, 01/01/2023	350,000	423,465

Oil, Gas & Consumable Fuels - 3.5%
Holly Energy Partners, LP / Holly Energy Finance Corp. 6.00%, 08/01/2024 (E)	300,000	312,000
PBF Holding Co. LLC / PBF Finance Corp. 7.00%, 11/15/2023 (E)	500,000	462,500
Tesoro Logistics, LP / Tesoro Logistics Finance Corp. 6.38%, 05/01/2024	450,000	484,875
Valero Energy Corp. 8.75%, 06/15/2030	300,000	404,730

		1,664,105

Professional Services - 1.1%
AMN Healthcare, Inc. 5.13%, 10/01/2024 (E)	500,000	507,500

Semiconductors & Semiconductor Equipment - 0.8%
Microsemi Corp. 9.13%, 04/15/2023 (E)	324,000	373,410

Specialty Retail - 3.6%
Foot Locker, Inc. 8.50%, 01/15/2022	500,000	592,500
L Brands, Inc.
6.95%, 03/01/2033	400,000	413,000
7.00%, 05/01/2020	200,000	228,000
Rent-A-Center, Inc. 6.63%, 11/15/2020 (A)	542,000	490,510

		1,724,010

Technology Hardware, Storage & Peripherals - 3.5%
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. 8.10%, 07/15/2036 (E)	500,000	596,880
Diebold, Inc. 8.50%, 04/15/2024 (E)	500,000	529,875

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Technology Hardware, Storage & Peripherals (continued)
Western Digital Corp. 10.50%, 04/01/2024 (E)	$ 500,000	$ 577,500

		1,704,255

Textiles, Apparel & Luxury Goods - 0.2%
PVH Corp. 7.75%, 11/15/2023	100,000	116,250

Thrifts & Mortgage Finance - 1.2%
Radian Group, Inc. 7.00%, 03/15/2021	500,000	560,470

Trading Companies & Distributors - 0.7%
United Rentals North America, Inc. 7.63%, 04/15/2022	300,000	319,014

Total Corporate Debt Securities (Cost $19,795,724)		20,240,866

	Shares	Value
SECURITIES LENDING COLLATERAL - 5.3%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.27% (G)	2,532,315	2,532,315

Total Securities Lending Collateral (Cost $2,532,315)		2,532,315

	Principal	Value
REPURCHASE AGREEMENT - 2.4%
State Street Bank & Trust Co. 0.03% (G), dated 10/31/2016, to be repurchased at $1,129,195 on 11/01/2016. Collateralized by a U.S. Government Obligation, 2.50%, due 06/30/2017, and with a value of $1,152,600.	$ 1,129,194	1,129,194

Total Repurchase Agreement (Cost $1,129,194)		1,129,194

Total Investments (Cost $49,927,236) (H)		50,139,548
Net Other Assets (Liabilities) - (4.4)%		(2,122,841)

Net Assets - 100.0%		$ 48,016,707

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Strategic High Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

SECURITY VALUATION:

Valuation Inputs (I)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$21,697,510	$—	$—	$21,697,510
Preferred Stocks	4,539,663	—	—	4,539,663
Corporate Debt Securities	—	20,240,866	—	20,240,866
Securities Lending Collateral	2,532,315	—	—	2,532,315
Repurchase Agreement	—	1,129,194	—	1,129,194

Total Investments	$28,769,488	$21,370,060	$—	$50,139,548

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $2,478,715. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing security.
(C)	Floating or variable rate securities. The rates disclosed are as of October 31, 2016.
(D)	Perpetual maturity. The date displayed is the next call date.
(E)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, the total value of 144A securities is $6,959,040, representing 14.5% of the Fund’s net assets.
(F)	Security on a when-issued, delayed-delivery, or forward commitment basis. Security to be settled and delivered after October 31, 2016.
(G)	Rates disclosed reflect the yields at October 31, 2016.
(H)	Aggregate cost for federal income tax purposes is $49,929,281. Aggregate gross unrealized appreciation and depreciation for all securities is $1,756,985 and $1,546,718, respectively. Net unrealized appreciation for tax purposes is $210,267.
(I)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Principal	Value
ASSET-BACKED SECURITIES - 23.7%
Allegro CLO II, Ltd. Series 2014-1A, Class E, 7.63% (A), 01/21/2027 (B) (C)	$ 1,500,000	$ 1,249,548
Allegro CLO III, Ltd. Series 2015-1A, Class F, 6.68% (A), 07/25/2027 (B) (C)	2,000,000	1,582,178
Ally Auto Receivables Trust Series 2015-2, Class A3, 1.49%, 11/15/2019	2,000,000	2,006,987
American Express Credit Account Master Trust Series 2014-1, Class A, 0.90% (A), 12/15/2021	1,860,000	1,866,137
AmeriCredit Automobile Receivables Trust
Series 2013-3, Class D,
3.00%, 07/08/2019	1,800,000	1,824,728
Series 2016-3, Class A3,
1.46%, 05/08/2021	1,000,000	1,000,683
Series 2016-4, Class A3,
1.53%, 07/08/2021	2,000,000	1,999,376
Atrium XII Series 12A, Class F, 8.38% (A), 10/22/2026 (B) (C)	2,000,000	1,715,726
Avery Point VII CLO, Ltd. Series 2015-7A, Class F, 8.88% (A), 01/15/2028 (B) (C)	1,700,000	1,486,516
Avis Budget Rental Car Funding AESOP LLC Series 2013-1A, Class A, 1.92%, 09/20/2019 (B)	2,000,000	1,997,106
BA Credit Card Trust Series 2015-A2, Class A, 1.36%, 09/15/2020	362,000	362,892
BlueMountain CLO, Ltd. Series 2015-3A, Class E, 7.68% (A), 10/20/2027 (B) (C)	2,000,000	1,655,316
Capital Auto Receivables Asset Trust Series 2016-3, Class A3, 1.54%, 08/20/2020	2,000,000	2,001,771
Capital One Multi-Asset Execution Trust Series 2016-A4, Class A4, 1.33%, 06/15/2022	960,000	958,656
CarMax Auto Owner Trust
Series 2016-3, Class A4,
1.60%, 01/18/2022	270,000	270,613
Series 2016-4, Class A4,
1.60%, 06/15/2022	1,724,000	1,719,430
Chase Issuance Trust
Series 2014-A5, Class A5,
0.90% (A), 04/15/2021	225,000	225,653
Series 2016-A2, Class A,
1.37%, 06/15/2021	1,326,000	1,326,468
Series 2016-A5, Class A5,
1.27%, 07/15/2021	2,000,000	1,996,077
CitiBank Credit Card Issuance Trust Series 2014-A8, Class A8, 1.73%, 04/09/2020	2,000,000	2,015,354

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Discover Card Execution Note Trust
Series 2013-A6, Class A6,
0.98% (A), 04/15/2021	$ 1,000,000	$ 1,003,935
Series 2015-A3, Class A,
1.45%, 03/15/2021	2,000,000	2,007,168
Series 2015-A4, Class A4,
2.19%, 04/17/2023	2,000,000	2,043,951
Ford Credit Auto Owner Trust Series 2015-2, Class A, 2.44%, 01/15/2027 (B)	990,000	1,016,470
Honda Auto Receivables Owner Trust
Series 2015-3, Class A4,
1.56%, 10/18/2021	2,000,000	2,012,513
Series 2016-2, Class A4,
1.62%, 08/15/2022	880,000	887,364
Hyundai Auto Lease Securitization Trust Series 2016-C, Class A4, 1.65%, 07/15/2020 (B)	2,000,000	1,998,449
Mercedes-Benz Auto Receivables Trust Series 2016-1, Class A4, 1.46%, 12/15/2022	2,000,000	2,000,122
OHA Credit Partners XI, Ltd. Series 2015-11A, Class F, 8.98% (A), 10/20/2028 (B) (C)	2,000,000	1,774,262
Santander Drive Auto Receivables Trust Series 2014-5, Class C, 2.46%, 06/15/2020	500,000	505,549
Synchrony Credit Card Master Note Trust
Series 2012-6, Class A,
1.36%, 08/17/2020	2,000,000	2,003,085
Series 2016-1, Class A,
2.04%, 03/15/2022	1,250,000	1,264,668
Series 2016-2, Class A,
2.21%, 05/15/2024	1,223,000	1,240,343
Taco Bell Funding LLC Series 2016-1A, Class A2I, 3.83%, 05/25/2046 (B)	862,000	875,678
Toyota Auto Receivables Owner Trust Series 2016-A, Class A4, 1.47%, 09/15/2021	2,000,000	2,003,413

Total Asset-Backed Securities (Cost $52,042,093)		51,898,185

CORPORATE DEBT SECURITIES - 35.9%
Aerospace & Defense - 0.6%
General Dynamics Corp. 1.88%, 08/15/2023	300,000	293,686
Lockheed Martin Corp. 1.85%, 11/23/2018	600,000	605,732
Moog, Inc. 5.25%, 12/01/2022 (B)	180,000	184,500
Triumph Group, Inc. 5.25%, 06/01/2022	150,000	137,250

		1,221,168

Airlines - 0.3%
Allegiant Travel Co. 5.50%, 07/15/2019	400,000	415,500

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Airlines (continued)
United Airlines Pass-Through Trust 5.38%, 02/15/2023	$ 290,198	$ 301,806

		717,306

Automobiles - 0.1%
Hyundai Capital America 2.40%, 10/30/2018 (B)	239,000	241,696

Banks - 7.9%
Australia & New Zealand Banking Group, Ltd. 6.75% (A), 06/15/2026 (B) (D) (E)	563,000	617,935
Bank of America Corp.
2.63%, 04/19/2021, MTN	400,000	404,796
6.11%, 01/29/2037	207,000	251,292
Barclays PLC 8.25% (A), 12/15/2018 (E)	1,000,000	1,012,500
BNP Paribas SA 7.63% (A), 03/30/2021 (B) (E)	1,775,000	1,854,875
Citigroup, Inc.
2.26% (A), 09/01/2023	500,000	501,775
4.40%, 06/10/2025	148,000	156,302
Credit Agricole SA
4.38%, 03/17/2025 (B)	271,000	276,591
8.13% (A), 12/23/2025 (B) (E)	1,553,000	1,667,674
Fifth Third Bancorp 2.88%, 07/27/2020	298,000	307,801
Fifth Third Bank 2.30%, 03/15/2019	235,000	237,968
First Horizon National Corp. 3.50%, 12/15/2020	232,000	236,232
HSBC Holdings PLC 6.88% (A), 06/01/2021 (D) (E)	1,300,000	1,368,250
Intesa Sanpaolo SpA
5.02%, 06/26/2024 (B)	467,000	433,367
7.70% (A), 09/17/2025 (B) (E)	1,626,000	1,485,757
JPMorgan Chase & Co. 2.55%, 10/29/2020	299,000	304,090
Lloyds Banking Group PLC 7.50% (A), 06/27/2024 (D) (E)	1,300,000	1,339,000
Regions Financial Corp. 7.38%, 12/10/2037	309,000	388,504
Royal Bank of Canada 4.65%, 01/27/2026, MTN	200,000	216,859
Royal Bank of Scotland Group PLC
8.00% (A), 08/10/2025 (E)	760,000	722,000
8.63% (A), 08/15/2021 (E)	557,000	554,215
Royal Bank of Scotland NV 4.65%, 06/04/2018	483,000	495,238
Societe Generale SA
7.88% (A), 12/18/2023 (B) (D) (E)	1,000,000	990,000
8.00% (A), 09/29/2025 (B) (E)	506,000	510,428
Standard Chartered PLC
1.94% (A), 08/19/2019 (B)	115,000	115,750
7.50% (A), 04/02/2022 (B) (D) (E)	488,000	491,355
Toronto-Dominion Bank 3.63% (A), 09/15/2031	70,000	69,923
US Bank NA 1.45%, 01/29/2018, MTN	250,000	250,772

		17,261,249

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Beverages - 0.6%
Anheuser-Busch InBev Finance, Inc. 1.90%, 02/01/2019	$ 400,000	$ 403,110
Coca-Cola Co. 0.88%, 10/27/2017	299,000	298,734
PepsiCo, Inc. 2.38%, 10/06/2026	250,000	245,114
Pernod Ricard SA 2.95%, 01/15/2017 (B)	354,000	354,993

		1,301,951

Biotechnology - 0.2%
Celgene Corp. 2.13%, 08/15/2018	331,000	334,141

Building Products - 0.2%
Boise Cascade Co. 5.63%, 09/01/2024 (B)	300,000	303,375
Griffon Corp. 5.25%, 03/01/2022	100,000	101,250

		404,625

Capital Markets - 2.2%
Credit Suisse Group AG 7.50% (A), 12/11/2023 (B) (E)	1,700,000	1,759,500
Credit Suisse Group Funding Guernsey, Ltd. 3.17%(A), 04/16/2021 (B)	500,000	519,776
Donnelley Financial Solutions, Inc. 8.25%, 10/15/2024 (B)	204,000	210,630
Goldman Sachs Group, Inc.
1.92% (A), 04/25/2019	250,000	251,654
5.25%, 07/27/2021	267,000	300,092
Morgan Stanley 5.00%, 11/24/2025	289,000	319,665
UBS AG 7.63%, 08/17/2022	800,000	927,000
UBS Group Funding Jersey, Ltd. 3.00%, 04/15/2021 (B)	500,000	510,835

		4,799,152

Chemicals - 0.7%
A. Schulman, Inc. 6.88%, 06/01/2023 (B)	196,000	199,430
Air Liquide Finance SA 1.75%, 09/27/2021 (B)	330,000	325,810
Airgas, Inc. 3.05%, 08/01/2020	106,000	110,473
Ecolab, Inc.
1.45%, 12/08/2017	419,000	419,727
3.70%, 11/01/2046	35,000	34,254
Praxair, Inc. 2.25%, 09/24/2020	299,000	306,356
Unifrax I LLC / Unifrax Holding Co. 7.50%, 02/15/2019 (B)	202,000	194,425

		1,590,475

Commercial Services & Supplies - 0.6%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
5.13%, 06/01/2022 (B)	45,000	44,100
5.25%, 03/15/2025 (B)	286,000	271,700

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Commercial Services & Supplies (continued)
Clean Harbors, Inc. 5.13%, 06/01/2021	$ 154,000	$ 157,657
Herc Rentals, Inc. 7.50%, 06/01/2022 (B)	202,000	202,000
Pitney Bowes, Inc. 3.38%, 10/01/2021	440,000	438,798
Quad / Graphics, Inc. 7.00%, 05/01/2022	307,000	294,720

		1,408,975

Communications Equipment - 0.4%
Harris Corp.
2.70%, 04/27/2020	383,000	388,006
4.85%, 04/27/2035	140,000	150,022
Plantronics, Inc. 5.50%, 05/31/2023 (B)	290,000	295,075

		833,103

Construction & Engineering - 0.4%
Great Lakes Dredge & Dock Corp. 7.38%, 02/01/2019	319,000	313,019
K Hovnanian Enterprises, Inc. 7.25%, 10/15/2020 (B)	315,000	283,500
Weekley Homes LLC / Weekley Finance Corp. 6.00%, 02/01/2023	330,000	300,300

		896,819

Consumer Finance - 1.4%
Ally Financial, Inc. 5.75%, 11/20/2025	357,000	365,479
Altice Financing SA 7.50%, 05/15/2026 (B)	590,000	607,700
BMW US Capital LLC 1.50%, 04/11/2019 (B)	240,000	240,117
Daimler Finance North America LLC 2.00%, 07/06/2021 (B)	225,000	223,352
Enova International, Inc. 9.75%, 06/01/2021	460,000	431,250
Ford Motor Credit Co. LLC 1.65% (A), 08/12/2019	200,000	200,044
Navient Corp. 5.63%, 08/01/2033, MTN	290,000	229,825
OneMain Financial Holdings LLC 6.75%, 12/15/2019 (B)	215,000	222,525
Synchrony Financial 2.60%, 01/15/2019	500,000	505,964

		3,026,256

Containers & Packaging - 0.2%
Amcor Finance USA, Inc. 3.63%, 04/28/2026 (B)	110,000	112,011
Crown Cork & Seal Co., Inc. 7.38%, 12/15/2026	160,000	179,600
Owens-Brockway Glass Container, Inc. 5.38%, 01/15/2025 (B)	149,000	153,470

		445,081

Diversified Financial Services - 0.7%
Credit Acceptance Corp. 7.38%, 03/15/2023	310,000	320,075

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services (continued)
Fly Leasing, Ltd. 6.38%, 10/15/2021	$ 200,000	$ 204,500
Jefferies Finance LLC / JFIN Co-Issuer Corp. 6.88%, 04/15/2022 (B)	200,000	189,000
National Rural Utilities Cooperative Finance Corp.
1.10%, 01/27/2017	239,000	239,194
2.30%, 11/01/2020	77,000	78,392
Quicken Loans, Inc. 5.75%, 05/01/2025 (B)	430,000	424,625

		1,455,786

Diversified Telecommunication Services - 2.6%
AT&T, Inc. 5.80%, 02/15/2019	362,000	393,236
CenturyLink, Inc.
5.63%, 04/01/2025	193,000	180,938
7.50%, 04/01/2024	205,000	213,456
Cincinnati Bell, Inc. 7.00%, 07/15/2024 (B)	300,000	314,250
Cogent Communications Group, Inc. 5.38%, 03/01/2022 (B)	395,000	405,863
Embarq Corp. 8.00%, 06/01/2036	390,000	395,850
Frontier Communications Corp. 11.00%, 09/15/2025	535,000	547,786
Hughes Satellite Systems Corp. 7.63%, 06/15/2021	380,000	416,575
Inmarsat Finance PLC 4.88%, 05/15/2022 (B)	435,000	410,248
SFR Group SA 7.38%, 05/01/2026 (B)	600,000	606,000
Sprint Capital Corp. 8.75%, 03/15/2032	200,000	203,000
Telesat Canada / Telesat LLC 6.00%, 05/15/2017 (B)	615,000	615,769
UPCB Finance IV, Ltd. 5.38%, 01/15/2025 (B)	410,000	416,150
Verizon Communications, Inc. 4.86%, 08/21/2046	191,000	202,303
Zayo Group LLC / Zayo Capital, Inc. 6.38%, 05/15/2025	290,000	305,318

		5,626,742

Electric Utilities - 0.5%
Exelon Corp. 2.85%, 06/15/2020	594,000	611,336
Southern Power Co. 1.85%, 12/01/2017	239,000	240,096
Talen Energy Supply LLC 4.63%, 07/15/2019 (B)	225,000	213,750

		1,065,182

Electrical Equipment - 0.2%
EnerSys 5.00%, 04/30/2023 (B)	300,000	307,500
General Cable Corp. 5.75%, 10/01/2022	155,000	146,475

		453,975

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electronic Equipment, Instruments & Components - 0.1%
Belden, Inc. 5.25%, 07/15/2024 (B)	$ 300,000	$ 302,250

Energy Equipment & Services - 0.8%
Bristow Group, Inc. 6.25%, 10/15/2022	300,000	239,250
Forum Energy Technologies, Inc. 6.25%, 10/01/2021	267,000	264,330
Genesis Energy, LP / Genesis Energy Finance Corp. 5.63%, 06/15/2024	365,000	361,350
Sabine Pass Liquefaction LLC 6.25%, 03/15/2022	300,000	328,500
SESI LLC 7.13%, 12/15/2021	310,000	302,250
TerraForm Power Operating LLC 9.38% (F), 02/01/2023 (B)	280,000	280,700

		1,776,380

Equity Real Estate Investment Trusts - 0.7%
American Tower Corp. 2.25%, 01/15/2022	500,000	493,320
CTR Partnership, LP / CareTrust Capital Corp. 5.88%, 06/01/2021	281,000	289,430
DuPont Fabros Technology, LP 5.63%, 06/15/2023	200,000	210,500
ESH Hospitality, Inc. 5.25%, 05/01/2025 (B)	300,000	297,000
iStar, Inc. 6.50%, 07/01/2021	275,000	277,063

		1,567,313

Food & Staples Retailing - 0.5%
Albertsons Cos. LLC / Safeway, Inc.
5.75%, 03/15/2025 (B)	100,000	98,719
6.63%, 06/15/2024 (B)	279,000	289,463
Kroger Co. 1.50%, 09/30/2019, MTN	330,000	328,234
Walgreens Boots Alliance, Inc. 2.60%, 06/01/2021	470,000	475,767

		1,192,183

Food Products - 0.1%
Land O’Lakes Capital Trust I 7.45%, 03/15/2028 (B)	96,000	109,920

Health Care Equipment & Supplies - 0.1%
Danaher Corp. 1.65%, 09/15/2018	137,000	137,952

Health Care Providers & Services - 0.5%
Centene Corp. 4.75%, 01/15/2025 (G)	210,000	209,081
CHS / Community Health Systems, Inc. 6.88%, 02/01/2022	275,000	209,687
HCA, Inc. 5.25%, 06/15/2026	187,000	195,415
IASIS Healthcare LLC / IASIS Capital Corp. 8.38%, 05/15/2019	199,000	189,548
RegionalCare Hospital Partners Holdings, Inc. 8.25%, 05/01/2023 (B)	400,000	405,500

		1,209,231

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Hotels, Restaurants & Leisure - 1.5%
Brinker International, Inc. 5.00%, 10/01/2024 (B)	$ 300,000	$ 305,250
Caesars Growth Properties Holdings LLC / Caesars Growth Properties Finance, Inc. 9.38%, 05/01/2022	380,000	403,750
Chester Downs & Marina LLC / Chester Downs Finance Corp. 9.25%, 02/01/2020 (B)	64,000	62,720
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50%, 07/01/2019 (B)	188,000	189,880
Golden Nugget, Inc. 8.50%, 12/01/2021 (B)	210,000	220,500
Interval Acquisition Corp. 5.63%, 04/15/2023	265,000	273,612
LG FinanceCo Corp. 5.88%, 11/01/2024 (B)	210,000	211,969
Mohegan Tribal Gaming Authority 7.88%, 10/15/2024 (B)	310,000	314,650
NCL Corp., Ltd. 4.63%, 11/15/2020 (B)	195,000	197,438
PF Chang’s China Bistro, Inc. 10.25%, 06/30/2020 (B)	209,000	199,073
Royal Caribbean Cruises, Ltd. 5.25%, 11/15/2022	486,000	531,562
Scientific Games International, Inc. 10.00%, 12/01/2022	445,000	411,625

		3,322,029

Household Durables - 0.2%
Newell Brands, Inc. 3.85%, 04/01/2023	380,000	403,260
Tempur Sealy International, Inc. 5.50%, 06/15/2026	139,000	143,170

		546,430

Independent Power & Renewable Electricity Producers - 0.6%
AES Corp. 5.50%, 03/15/2024	350,000	355,250
Dynegy, Inc.
7.38%, 11/01/2022	345,000	332,709
8.00%, 01/15/2025 (B)	200,000	193,000
NRG Energy, Inc. 6.25%, 07/15/2022	350,000	350,875

		1,231,834

Industrial Conglomerates - 0.1%
Opal Acquisition, Inc. 8.88%, 12/15/2021 (B)	200,000	163,000

Insurance - 0.6%
American International Group, Inc. 3.30%, 03/01/2021	510,000	533,158
Assured Guaranty Municipal Holdings, Inc. 6.40% (A), 12/15/2066 (B)	425,000	350,200
Pricoa Global Funding I 1.35%, 08/18/2017 (B)	175,000	175,144
XLIT, Ltd. 4.45%, 03/31/2025	238,000	241,869

		1,300,371

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Internet & Direct Marketing Retail - 0.2%
NetFlix, Inc. 5.88%, 02/15/2025	$ 365,000	$ 404,694

Internet Software & Services - 0.3%
Cimpress NV 7.00%, 04/01/2022 (B)	380,000	393,300
Rackspace Hosting, Inc. 6.50%, 01/15/2024 (B)	295,000	337,406

		730,706

IT Services - 0.1%
Alliance Data Systems Corp. 5.88%, 11/01/2021 (B)	200,000	201,500

Life Sciences Tools & Services - 0.3%
Thermo Fisher Scientific, Inc. 2.40%, 02/01/2019	668,000	679,157

Machinery - 0.3%
ATS Automation Tooling Systems, Inc. 6.50%, 06/15/2023 (B)	150,000	155,250
JB Poindexter & Co., Inc. 9.00%, 04/01/2022 (B)	193,000	202,747
Novelis Corp.
5.88%, 09/30/2026 (B)	150,000	151,875
6.25%, 08/15/2024 (B)	103,000	107,120

		616,992

Media - 1.4%
Block Communications, Inc. 7.25%, 02/01/2020 (B)	319,000	326,177
Cable One, Inc. 5.75%, 06/15/2022 (B)	181,000	190,955
CCO Holdings LLC / CCO Holdings Capital Corp. 5.75%, 02/15/2026 (B)	310,000	322,981
Charter Communications Operating LLC / Charter Communications Operating Capital 3.58%, 07/23/2020 (B)	178,000	184,561
Clear Channel Worldwide Holdings, Inc. 6.50%, 11/15/2022	400,000	402,000
CSC Holdings LLC 5.50%, 04/15/2027 (B)	400,000	405,750
DISH DBS Corp. 7.75%, 07/01/2026	477,000	523,808
Omnicom Group, Inc. 3.60%, 04/15/2026	125,000	129,852
Sirius XM Radio, Inc. 5.38%, 07/15/2026 (B)	320,000	325,002
Viacom, Inc. 2.25%, 02/04/2022	350,000	344,473

		3,155,559

Metals & Mining - 0.9%
AK Steel Corp. 7.50%, 07/15/2023	325,000	350,187
ArcelorMittal 7.25%, 02/25/2022 (D)	345,000	391,575
First Quantum Minerals, Ltd. 7.25%, 05/15/2022 (B)	400,000	378,500
FMG Resources Pty, Ltd. 9.75%, 03/01/2022 (B)	300,000	348,000

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Metals & Mining (continued)
Kaiser Aluminum Corp. 5.88%, 05/15/2024	$ 105,000	$ 110,906
U.S. Steel Corp. 8.38%, 07/01/2021 (B)	289,000	307,063

		1,886,231

Multiline Retail - 0.1%
Conn’s, Inc. 7.25%, 07/15/2022	415,000	318,513

Oil, Gas & Consumable Fuels - 2.8%
Anadarko Petroleum Corp. 6.45%, 09/15/2036	172,000	204,109
Antero Midstream Partners, LP / Antero Midstream Finance Corp. 5.38%, 09/15/2024 (B)	247,000	248,852
Carrizo Oil & Gas, Inc. 6.25%, 04/15/2023 (D)	182,000	187,005
Columbia Pipeline Group, Inc. 2.45%, 06/01/2018	345,000	346,453
Denbury Resources, Inc.
5.50%, 05/01/2022	164,000	129,560
9.00%, 05/15/2021 (B)	375,000	386,250
Energy Transfer Equity, LP 7.50%, 10/15/2020	295,000	321,550
Exxon Mobil Corp. 1.71%, 03/01/2019	200,000	201,514
Hilcorp Energy I, LP / Hilcorp Finance Co. 5.00%, 12/01/2024 (B)	275,000	268,125
Holly Energy Partners, LP / Holly Energy Finance Corp. 6.00%, 08/01/2024 (B)	297,000	308,880
Laredo Petroleum, Inc. 7.38%, 05/01/2022 (D)	231,000	237,930
MEG Energy Corp.
6.38%, 01/30/2023 (B)	270,000	222,750
6.50%, 03/15/2021 (B)	350,000	301,875
Newfield Exploration Co. 5.38%, 01/01/2026	225,000	231,188
Noble Energy, Inc. 3.90%, 11/15/2024	248,000	254,979
PBF Holding Co. LLC / PBF Finance Corp. 7.00%, 11/15/2023 (B)	180,000	166,500
Rose Rock Midstream, LP / Rose Rock Finance Corp. 5.63%, 07/15/2022	190,000	181,450
Sanchez Energy Corp. 6.13%, 01/15/2023 (D)	139,000	118,845
SM Energy Co. 5.63%, 06/01/2025	250,000	238,125
SunCoke Energy Partners, LP / SunCoke Energy Partners Finance Corp. 7.38%, 02/01/2020	325,000	312,812
Tallgrass Energy Partners, LP / Tallgrass Energy Finance Corp. 5.50%, 09/15/2024 (B)	310,000	308,450
Tesoro Logistics, LP / Tesoro Logistics Finance Corp. 6.13%, 10/15/2021	315,000	329,569

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Western Gas Partners, LP 4.65%, 07/01/2026	$ 330,000	$ 345,753
WPX Energy, Inc. 7.50%, 08/01/2020	225,000	237,094

		6,089,618

Paper & Forest Products - 0.4%
Clearwater Paper Corp. 4.50%, 02/01/2023	190,000	189,050
Georgia-Pacific LLC 3.60%, 03/01/2025 (B)	486,000	509,889
P.H. Glatfelter Co. 5.38%, 10/15/2020	208,000	212,160

		911,099

Pharmaceuticals - 0.3%
Endo Finance LLC / Endo Finco, Inc. 7.25%, 01/15/2022 (B)	300,000	284,250
Teva Pharmaceutical Finance Netherlands III BV
3.15%, 10/01/2026	265,000	257,722
4.10%, 10/01/2046	54,000	50,129

		592,101

Professional Services - 0.3%
Harland Clarke Holdings Corp. 6.88%, 03/01/2020 (B)	525,000	502,688
Total System Services, Inc. 3.80%, 04/01/2021	160,000	168,780

		671,468

Real Estate Management & Development - 0.5%
Greystar Real Estate Partners LLC 8.25%, 12/01/2022 (B)	400,000	435,000
Kennedy-Wilson, Inc. 5.88%, 04/01/2024	375,000	379,219
Mattamy Group Corp. 6.50%, 11/15/2020 (B)	320,000	319,200

		1,133,419

Road & Rail - 0.3%
Canadian National Railway Co. 1.45%, 12/15/2016	250,000	250,130
GATX Corp. 3.25%, 09/15/2026	110,000	107,775
Hertz Corp. 5.50%, 10/15/2024 (B) (D)	306,000	297,095

		655,000

Semiconductors & Semiconductor Equipment - 0.1%
Amkor Technology, Inc. 6.38%, 10/01/2022	89,000	91,781
Sensata Technologies BV 5.00%, 10/01/2025 (B)	150,000	153,750

		245,531

Software - 0.2%
Microsoft Corp. 1.10%, 08/08/2019	500,000	496,904

Specialty Retail - 0.1%
Advance Auto Parts, Inc. 5.75%, 05/01/2020	137,000	150,208

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Technology Hardware, Storage & Peripherals - 0.7%
Diamond 1 Finance Corp. / Diamond 2 Finance Corp.
3.48%, 06/01/2019 (B)	$ 230,000	$ 235,980
6.02%, 06/15/2026 (B)	580,000	632,232
Diebold, Inc. 8.50%, 04/15/2024 (B)	349,000	369,852
Western Digital Corp. 10.50%, 04/01/2024 (B)	295,000	340,725

		1,578,789

Textiles, Apparel & Luxury Goods - 0.0% (H)
Wolverine World Wide, Inc. 5.00%, 09/01/2026 (B)	55,000	55,000

Transportation Infrastructure - 0.3%
Penske Truck Leasing Co., LP / PTL Finance Corp. 2.88%, 07/17/2018 (B)	596,000	606,818

Wireless Telecommunication Services - 0.7%
Sprint Communications, Inc. 7.00%, 08/15/2020	120,000	124,800
Sprint Corp. 7.25%, 09/15/2021	1,006,000	1,029,892
T-Mobile USA, Inc. 6.54%, 04/28/2020	390,000	402,675

		1,557,367

Total Corporate Debt Securities (Cost $76,748,597)		78,679,249

FOREIGN GOVERNMENT OBLIGATIONS - 25.9%
Argentina - 4.0%
Argentina Republic Government International Bond
6.88%, 04/22/2021 (I)	3,220,000	3,484,040
7.13%, 07/06/2036 (D) (I)	2,000,000	2,062,000
7.50%, 04/22/2026 (I)	2,950,000	3,222,875

		8,768,915

Brazil - 8.6%
Brazil Notas do Tesouro Nacional Series F, 10.00%, 01/01/2019 - 01/01/2027	BRL 63,200,000	18,748,662

Indonesia - 3.6%
Indonesia Treasury Bond
8.25%, 07/15/2021	IDR 25,000,000,000	2,007,971
8.38%, 03/15/2024 - 03/15/2034	47,300,000,000	3,845,664
10.50%, 08/15/2030	22,200,000,000	2,093,146

		7,946,781

Mexico - 1.6%
Mexico Government International Bond
3.63%, 03/15/2022	$ 1,330,000	1,389,850
4.75%, 03/08/2044, MTN	2,180,000	2,174,550

		3,564,400

Panama - 0.5%
Panama Government International Bond 7.13%, 01/29/2026	880,000	1,163,800

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Peru - 7.0%
Peru Government Bond
5.70%, 08/12/2024	PEN 11,900,000	$ 3,624,619
6.35%, 08/12/2028	5,350,000	1,636,950
6.95%, 08/12/2031	6,000,000	1,938,995
8.20%, 08/12/2026	14,730,000	5,187,027
Peru Government International Bond 6.35%, 08/12/2028 (B)	9,960,000	3,047,482

		15,435,073

Poland - 0.6%
Republic of Poland Government International Bond 3.00%, 03/17/2023	$ 1,190,000	1,224,629

Total Foreign Government Obligations (Cost $57,130,911)		56,852,260

LOAN ASSIGNMENTS - 0.3%
Machinery - 0.0% (H)
Ameriforge Group, Inc. 1st Lien Term Loan, 5.00% (A), 12/19/2019	171,534	85,767

Media - 0.0% (H)
Wenner Media LLC Term Loan, 7.75% (A), 05/19/2019	129,952	107,860

Oil, Gas & Consumable Fuels - 0.1%
EP Energy LLC Term Loan, 9.75% (A), 06/30/2021	200,000	204,000

Trading Companies & Distributors - 0.2%
BakerCorp International, Inc. Term Loan, 4.25% (A), 02/07/2020	415,245	358,495

Total Loan Assignments (Cost $839,051)		756,122

U.S. GOVERNMENT OBLIGATIONS - 8.8%
U.S. Treasury - 3.9%
U.S. Treasury Floating Rate Note 0.43% (A), 01/31/2017	7,000,000	7,001,918
U.S. Treasury Note
0.75%, 01/31/2018	1,000	1,000
0.88%, 09/15/2019	365,000	363,731
1.13%, 08/31/2021	85,000	84,250
1.50%, 08/15/2026	1,000,000	970,156

		8,421,055

U.S. Treasury Inflation-Protected Securities - 4.9%
U.S. Treasury Inflation-Indexed Bond
1.00%, 02/15/2046	691,200	744,625
1.75%, 01/15/2028	574,820	666,897

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Inflation-Protected Securities (continued)
U.S. Treasury Inflation-Indexed Note
0.13%, 04/15/2021 - 07/15/2026	$ 3,576,410	$ 3,633,382
0.25%, 01/15/2025	1,016,860	1,030,322
0.38%, 07/15/2025	406,244	417,016
0.63%, 01/15/2024	1,032,210	1,078,319
1.63%, 01/15/2018	1,954,388	2,010,925
2.13%, 01/15/2019	1,121,780	1,192,030

		10,773,516

Total U.S. Government Obligations (Cost $19,268,516)		19,194,571

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.3%
U.S. Treasury Bill
0.04% (J), 11/17/2016 (K)	250,000	249,980
0.08% (J), 11/25/2016 (K)	10,000	9,999
0.09% (J), 12/01/2016 (G) (K)	100,000	99,986
0.09% (J), 11/25/2016 (K)	50,000	49,994
0.13% (J), 12/08/2016 (K)	56,000	55,990
0.16% (J), 12/15/2016 (K)	75,000	74,984
0.17% (J), 12/29/2016 (K)	90,000	89,963

Total Short-Term U.S. Government Obligations (Cost $630,895)		630,896

	Shares	Value
SECURITIES LENDING COLLATERAL - 3.6%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.27% (J)	7,950,697	7,950,697

Total Securities Lending Collateral (Cost $7,950,697)		7,950,697

	Principal	Value
REPURCHASE AGREEMENT - 4.3%
State Street Bank & Trust Co. 0.03% (J), dated 10/31/2016, to be repurchased at $9,502,220 on 11/01/2016. Collateralized by a U.S. Government Agency Obligation, 1.13%, due 09/22/2017, and with a value of $9,693,225.	$ 9,502,212	9,502,212

Total Repurchase Agreement (Cost $9,502,212)		9,502,212

Total Investments (Cost $224,112,972) (L)		225,464,192
Net Other Assets (Liabilities) - (2.8)%		(6,167,851)

Net Assets - 100.0%		$ 219,296,341

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
10-Year U.S. Treasury Note	Short	(459)	12/20/2016	$ 613,581	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

SECURITY VALUATION:

Valuation Inputs (M)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$51,898,185	$—	$51,898,185
Corporate Debt Securities	—	78,679,249	—	78,679,249
Foreign Government Obligations	—	56,852,260	—	56,852,260
Loan Assignments	—	756,122	—	756,122
U.S. Government Obligations	—	19,194,571	—	19,194,571
Short-Term U.S. Government Obligations	—	630,896	—	630,896
Securities Lending Collateral	7,950,697	—	—	7,950,697
Repurchase Agreement	—	9,502,212	—	9,502,212

Total Investments	$7,950,697	$217,513,495	$—	$225,464,192

Other Financial Instruments
Futures Contracts (N)	$613,581	$—	$—	$613,581

Total Other Financial Instruments	$613,581	$—	$—	$613,581

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of October 31, 2016.
(B)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, the total value of 144A securities is $53,864,862, representing 24.6% of the Fund’s net assets.
(C)	Illiquid securities. At October 31, 2016, total value of illiquid securities is $9,463,546, representing 4.3% of the Fund’s net assets.
(D)	All or a portion of the securities are on loan. The total value of all securities on loan is $7,792,856. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(E)	Perpetual maturity. The date displayed is the next call date.
(F)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of October 31, 2016; the maturity date disclosed is the ultimate maturity date.
(G)	Securities on a when-issued, delayed-delivery, or forward commitment basis. Securities to be settled and delivered after October 31, 2016.
(H)	Percentage rounds to less than 0.1% or (0.1)%.
(I)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2016, the total value of Regulation S securities is $8,768,915, representing 4.0% of the Fund’s net assets.
(J)	Rates disclosed reflect the yields at October 31, 2016.
(K)	All or a portion of these securities have been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of all securities segregated as collateral to cover margin requirements for open futures contracts is $630,896.
(L)	Aggregate cost for federal income tax purposes is $224,181,586. Aggregate gross unrealized appreciation and depreciation for all securities is $2,633,157 and $1,350,551, respectively. Net unrealized appreciation for tax purposes is $1,282,606.
(M)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(N)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

BRL	Brazilian Real
IDR	Indonesian Rupiah
PEN	Peruvian Nuevo Sol

PORTFOLIO ABBREVIATION:

MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica US Growth

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Shares	Value
COMMON STOCKS - 99.4%
Aerospace & Defense - 0.6%
TransDigm Group, Inc.	23,394	$ 6,373,929

Beverages - 2.3%
Molson Coors Brewing Co., Class B	92,535	9,606,059
Monster Beverage Corp. (A)	92,892	13,408,031

		23,014,090

Biotechnology - 2.6%
Alkermes PLC (A)	95,738	4,826,152
Incyte Corp. (A)	90,462	7,867,480
Regeneron Pharmaceuticals, Inc., Class A (A)	37,730	13,017,605

		25,711,237

Building Products - 0.9%
Fortune Brands Home & Security, Inc.	173,302	9,467,488

Capital Markets - 3.5%
BlackRock, Inc., Class A	38,547	13,153,778
Intercontinental Exchange, Inc.	35,200	9,517,728
S&P Global, Inc.	98,042	11,946,418

		34,617,924

Chemicals - 1.8%
PPG Industries, Inc.	107,814	10,040,718
Sherwin-Williams Co.	31,789	7,783,854

		17,824,572

Containers & Packaging - 1.1%
Crown Holdings, Inc. (A)	212,875	11,548,469

Electrical Equipment - 0.7%
Eaton Corp. PLC	103,380	6,592,542

Energy Equipment & Services - 0.9%
Baker Hughes, Inc.	159,600	8,841,840

Food & Staples Retailing - 2.9%
Costco Wholesale Corp.	123,633	18,281,612
Walgreens Boots Alliance, Inc.	128,599	10,638,995

		28,920,607

Food Products - 1.5%
Mondelez International, Inc., Class A	325,818	14,642,261

Health Care Equipment & Supplies - 0.9%
Medtronic PLC	111,323	9,130,712

Health Care Providers & Services - 3.7%
HCA Holdings, Inc. (A)	130,635	9,997,497
McKesson Corp.	32,884	4,181,858
UnitedHealth Group, Inc.	159,027	22,475,286

		36,654,641

Health Care Technology - 0.9%
Cerner Corp. (A)	150,620	8,823,319

Hotels, Restaurants & Leisure - 3.0%
Hilton Worldwide Holdings, Inc.	495,178	11,191,023
Starbucks Corp.	352,272	18,695,075

		29,886,098

Household Durables - 1.1%
Mohawk Industries, Inc. (A)	57,249	10,550,991

Household Products - 1.7%
Colgate-Palmolive Co.	234,000	16,698,240

Industrial Conglomerates - 1.4%
Honeywell International, Inc.	127,423	13,975,755

	Shares	Value
COMMON STOCKS (continued)
Insurance - 0.8%
Marsh & McLennan Cos., Inc.	131,325	$ 8,324,692

Internet & Direct Marketing Retail - 5.1%
Amazon.com, Inc. (A)	47,152	37,241,593
Netflix, Inc. (A)	107,804	13,461,485

		50,703,078

Internet Software & Services - 10.8%
Alphabet, Inc., Class A (A)	45,058	36,492,474
Alphabet, Inc., Class C (A)	29,791	23,372,231
Facebook, Inc., Class A (A)	264,574	34,656,548
GoDaddy, Inc., Class A (A) (B)	217,335	7,778,420
Zillow Group, Inc., Class C (A) (B)	157,310	5,247,862

		107,547,535

IT Services - 5.9%
Accenture PLC, Class A	105,838	12,302,609
Genpact, Ltd. (A)	19,231	442,121
Global Payments, Inc.	117,639	8,531,180
Jack Henry & Associates, Inc.	71,479	5,791,229
MasterCard, Inc., Class A	221,612	23,716,916
PayPal Holdings, Inc. (A)	202,380	8,431,151

		59,215,206

Life Sciences Tools & Services - 1.4%
Thermo Fisher Scientific, Inc.	96,468	14,183,690

Machinery - 3.6%
Illinois Tool Works, Inc., Class A	135,132	15,346,941
Middleby Corp. (A)	95,710	10,730,048
Snap-on, Inc.	66,725	10,282,323

		36,359,312

Media - 2.4%
Comcast Corp., Class A	390,895	24,165,129

Multiline Retail - 1.3%
Dollar Tree, Inc. (A)	174,672	13,196,469

Personal Products - 1.5%
Estee Lauder Cos., Inc., Class A	174,144	15,173,167

Pharmaceuticals - 4.8%
Allergan PLC (A)	74,773	15,623,071
Bristol-Myers Squibb Co.	332,361	16,920,498
Eli Lilly & Co.	69,751	5,150,414
Merck & Co., Inc.	180,661	10,608,414

		48,302,397

Professional Services - 2.3%
Equifax, Inc.	74,736	9,265,022
Nielsen Holdings PLC	116,066	5,225,291
Verisk Analytics, Inc., Class A (A)	109,110	8,897,921

		23,388,234

Road & Rail - 0.8%
JB Hunt Transport Services, Inc.	98,630	8,049,194

Semiconductors & Semiconductor Equipment - 3.3%
Analog Devices, Inc., Class A	125,580	8,049,678
Broadcom, Ltd.	62,841	10,700,565
QUALCOMM, Inc.	131,151	9,012,697
Skyworks Solutions, Inc.	63,068	4,852,452

		32,615,392

Software - 7.8%
Adobe Systems, Inc. (A)	110,459	11,875,447

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica US Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Software (continued)
Electronic Arts, Inc. (A)	113,220	$ 8,890,034
Microsoft Corp.	484,857	29,052,632
salesforce.com, Inc. (A)	113,218	8,509,465
ServiceNow, Inc. (A)	104,377	9,175,782
Workday, Inc., Class A (A)	116,852	10,128,731

		77,632,091

Specialty Retail - 4.8%
Advance Auto Parts, Inc.	77,201	10,814,316
Lowe’s Cos., Inc.	227,667	15,174,006
Michaels Cos., Inc. (A)	237,610	5,524,433
TJX Cos., Inc.	220,910	16,292,112

		47,804,867

Technology Hardware, Storage & Peripherals - 6.2%
Apple, Inc.	549,111	62,346,063

Textiles, Apparel & Luxury Goods - 2.9%
NIKE, Inc., Class B	378,953	19,015,862
VF Corp.	177,473	9,620,811

		28,636,673

Tobacco - 2.2%
Altria Group, Inc.	331,789	21,937,889

Total Common Stocks (Cost $789,977,485)		992,855,793

	Shares	Value
SECURITIES LENDING COLLATERAL - 0.6%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.27% (C)	5,684,957	$ 5,684,957

Total Securities Lending Collateral (Cost $5,684,957)		5,684,957

	Principal	Value
REPURCHASE AGREEMENT - 0.3%
State Street Bank & Trust Co. 0.03% (C), dated 10/31/2016, to be repurchased at $3,490,135 on 11/01/2016. Collateralized by a U.S. Government Obligation, 0.61%, due 01/31/2018, and with a value of $3,564,450.	$ 3,490,132	3,490,132

Total Repurchase Agreement (Cost $3,490,132)		3,490,132

Total Investments (Cost $799,152,574) (D)		1,002,030,882
Net Other Assets (Liabilities) - (0.3)%		(3,277,122)

Net Assets - 100.0%		$ 998,753,760

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$992,855,793	$—	$—	$992,855,793
Securities Lending Collateral	5,684,957	—	—	5,684,957
Repurchase Agreement	—	3,490,132	—	3,490,132

Total Investments	$998,540,750	$3,490,132	$—	$1,002,030,882

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $5,537,183. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at October 31, 2016.
(D)	Aggregate cost for federal income tax purposes is $799,917,038. Aggregate gross unrealized appreciation and depreciation for all securities is $220,028,865 and $17,915,021, respectively. Net unrealized appreciation for tax purposes is $202,113,844.
(E)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF ASSETS AND LIABILITIES

At October 31, 2016

	Transamerica Bond	Transamerica Capital Growth	Transamerica Concentrated Growth	Transamerica Dividend Focused	Transamerica Dynamic Allocation
Assets:
Investments, at value (A) (B)	$221,379,842	$624,181,631	$245,093,188	$772,036,200	$25,882,819
Repurchase agreements, at value (C)	10,081,296	51,636,769	3,578,647	19,148,207	107,284
Cash	113,751	—	—	—	383
Receivables:
Shares of beneficial interest sold	18,729	865,062	8,366	718,744	3,682
Due from investment manager	—	—	—	—	462
Investments sold	487,211	23,558,768	—	—	—
Interest	2,006,240	43	3	16	—
Dividends	6,280	56,515	146,209	2,700,821	71
Tax reclaims	1,925	159,195	138,117	206,662	—
Net income from securities lending	4,145	76,761	—	3,205	1,742
Total assets	234,099,419	700,534,744	248,964,530	794,813,855	25,996,443

Liabilities:
Cash deposit due to broker	—	80,000	—	—	—
Payables and other liabilities:
Shares of beneficial interest redeemed	56,000	605,344	89,980	294,791	133,632
Investments purchased	208,986	22,970,717	—	1,665,633	—
When-issued, delayed-delivery, and forward commitment securities purchased	670,000	—	—	—	—
Investment management fees	132,869	448,888	144,714	456,359	—
Distribution and service fees	—	98,633	778	24,719	9,604
Transfer agent fees	1,434	55,929	3,965	7,999	2,871
Trustees, CCO and deferred compensation fees	290	493	181	571	14
Audit and tax fees	23,975	17,944	21,220	19,507	16,895
Custody fees	13,708	23,423	11,578	18,196	2,555
Legal fees	3,583	7,347	3,592	7,910	169
Printing and shareholder reports fees	24,354	59,778	14,848	34,987	2,699
Registration fees	3,472	7,963	6,245	10,053	3,692
Other	1,003	1,886	1,450	2,772	46
Collateral for securities on loan	8,544,929	27,783,858	—	14,161,356	5,442,394
Total liabilities	9,684,603	52,162,203	298,551	16,704,853	5,614,571
Net assets	$224,414,816	$648,372,541	$248,665,979	$778,109,002	$20,381,872

Net assets consist of:
Paid-in capital	$223,025,474	$298,613,619	$189,092,484	$595,472,521	$22,058,147
Undistributed (distributions in excess of) net investment income (loss)	(2,211,780)	(2,446,926)	1,599,249	2,382,012	124,818
Accumulated net realized gain (loss)	9,409,055	130,406,802	34,748,715	102,685,281	(2,781,328)
Net unrealized appreciation (depreciation) on:
Investments	(5,806,073)	221,799,046	23,225,531	77,569,188	980,235
Translation of assets and liabilities denominated in foreign currencies	(1,860)	—	—	—	—
Net assets	$224,414,816	$648,372,541	$248,665,979	$778,109,002	$20,381,872
Net assets by class:
Class A	$—	$170,198,201	$767,684	$86,942,686	$9,348,114
Class B	—	2,583,729	—	—	—
Class C	—	69,158,666	720,831	7,755,630	8,710,165
Class I	—	164,575,416	24,424,250	10,558,889	2,323,593
Class I2	223,935,070	241,856,529	222,753,214	672,377,923	—
Class R6	479,746	—	—	473,874	—
Shares outstanding (unlimited shares, no par value):
Class A	—	6,623,407	44,182	7,798,629	891,587
Class B	—	115,957	—	—	—
Class C	—	3,074,305	42,247	699,107	843,846
Class I	—	6,225,783	1,414,753	947,468	221,966
Class I2	23,087,345	13,875,710	12,766,491	60,300,112	—
Class R6	49,430	—	—	42,510	—
Net asset value per share: (D)
Class A	$—	$25.70	$17.38	$11.15	$10.48
Class B	—	22.28	—	—	—
Class C	—	22.50	17.06	11.09	10.32
Class I	—	26.43	17.26	11.14	10.47
Class I2	9.70	17.43	17.45	11.15	—
Class R6	9.71	—	—	11.15	—
Maximum offering price per share: (E)
Class A	$—	$27.20	$18.39	$11.80	$11.09

(A) Investments, at cost	$227,185,915	$402,382,585	$221,867,657	$694,467,012	$24,902,584
(B) Securities on loan, at value	$8,355,047	$27,203,843	$—	$13,819,659	$5,329,564
(C) Repurchase agreements, at cost	$10,081,296	$51,636,769	$3,578,647	$19,148,207	$107,284

(D)	Net asset value per share for Class B, C, I, I2 and R6 shares represents offering price. The redemption price for Class B and C shares equals net asset value less any applicable contingent deferred sales charge.
(E)	Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2016

	Transamerica Dynamic Income	Transamerica Emerging Markets Debt		Transamerica Emerging Markets Equity	Transamerica Flexible Income	Transamerica Floating Rate
Assets:
Investments, at value (A) (B)	$498,551,104	$835,536,693		$150,946,363	$466,606,212	$382,421,398
Repurchase agreements, at value (C)	2,085,875	43,383,597		2,278,700	2,176,542	46,680,223
Cash	—	—		—	—	4,158,927
Foreign currency, at value (D)	—	7,046,356		113,958	—	—
Unrealized appreciation on unfunded commitments	—	—		—	—	1,246
Receivables:
Shares of beneficial interest sold	399,074	722,207		12,804	1,122,824	127,439
Investments sold	—	25,640,323		1,581,759	—	—
When-issued, delayed-delivery, and forward commitment securities sold	—	—		—	—	3,024,847
Interest	2	13,384,797		2	4,079,414	1,538,046
Dividends	—	—		65,670	4,043	—
Tax reclaims	—	5,776		17,764	5,920	4,310
Net income from securities lending	65,256	15,741		1,790	3,303	678
Unrealized appreciation on forward foreign currency contracts	—	315,668		—	—	—
Total assets	501,101,311	926,051,158		155,018,810	473,998,258	437,957,114

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	1,457,558	555,847		28,551	494,822	28,415
Investments purchased	—	17,991,936		1,377,424	1,377,510	—
When-issued, delayed-delivery, and forward commitment securities purchased	—	15,023,327		—	11,289,178	34,011,554
Investment management fees	180,161	442,060		126,096	182,361	205,671
Distribution and service fees	208,944	20,056		2,066	70,174	6,809
Transfer agent fees	40,183	68,261		1,755	35,362	4,426
Trustees, CCO and deferred compensation fees	359	405		108	396	160
Audit and tax fees	17,662	28,236		17,511	23,263	27,201
Custody fees	3,637	65,362		66,902	11,267	35,650
Legal fees	3,205	4,652		1,469	3,292	2,310
Printing and shareholder reports fees	53,340	59,229		9,257	27,997	10,514
Registration fees	5,210	10,197		4,858	9,095	4,903
Dividends and/or distributions payable	—	—		—	156,655	169,444
Other	907	1,851		414	—	737
Foreign capital gains tax	—	299,999		—	—	—
Collateral for securities on loan	82,993,430	53,411,313		2,234,109	9,381,515	2,484,100
Unrealized depreciation on forward foreign currency contracts	—	473,085		—	—	—
Total liabilities	84,964,596	88,455,816		3,870,520	23,062,887	36,991,894
Net assets	$416,136,715	$837,595,342		$151,148,290	$450,935,371	$400,965,220

Net assets consist of:
Paid-in capital	$479,100,385	$887,092,760		$212,777,248	$463,815,059	$401,905,992
Undistributed (distributions in excess of) net investment income (loss)	(90,977)	(2,387,253)		2,880,344	(311,508)	51,319
Accumulated net realized gain (loss)	(64,823,552)	(57,290,862)		(82,146,385)	(20,535,690)	(928,471)
Net unrealized appreciation (depreciation) on:
Investments	1,950,859	10,414,604	(E)	17,641,703	7,967,949	(64,866)
Unfunded commitments	—	—		—	—	1,246
Translation of assets and liabilities denominated in foreign currencies	—	(233,907)		(4,620)	(439)	—
Net assets	$416,136,715	$837,595,342		$151,148,290	$450,935,371	$400,965,220
Net assets by class:
Class A	$122,240,176	$35,765,241		$2,367,545	$86,304,731	$6,327,491
Class B	—	—		—	1,355,428	—
Class C	210,600,193	14,362,946		1,846,234	60,125,833	6,668,746
Class I	83,296,346	618,258,018		476,357	162,875,103	13,060,827
Class I2	—	169,122,215		146,458,154	137,246,042	374,908,156
Class R6	—	86,922		—	3,028,234	—
Shares outstanding (unlimited shares, no par value):
Class A	12,925,551	3,407,747		268,106	9,271,189	636,042
Class B	—	—		—	145,478	—
Class C	22,355,669	1,377,114		211,242	6,502,584	670,123
Class I	8,807,342	58,749,336		53,636	17,475,481	1,317,259
Class I2	—	16,074,515		16,468,514	14,719,869	37,687,060
Class R6	—	8,265		—	324,891	—
Net asset value per share: (F)
Class A	$9.46	$10.50		$8.83	$9.31	$9.95
Class B	—	—		—	9.32	—
Class C	9.42	10.43		8.74	9.25	9.95
Class I	9.46	10.52		8.88	9.32	9.92
Class I2	—	10.52		8.89	9.32	9.95
Class R6	—	10.52		—	9.32	—
Maximum offering price per share: (G)
Class A	$9.93	$11.02		$9.34	$9.77	$10.45

(A) Investments, at cost	$496,600,245	$824,822,090		$133,304,660	$458,638,263	$382,486,264
(B) Securities on loan, at value	$81,238,497	$52,313,736		$2,123,501	$9,190,612	$2,434,036
(C) Repurchase agreements, at cost	$2,085,875	$43,383,597		$2,278,700	$2,176,542	$46,680,223
(D) Foreign currency, at cost	$—	$7,081,765		$114,144	$—	$—

(E)	Net of foreign capital gains tax of $299,999.
(F)	Net asset value per share for Class B, C, I, I2 and R6 shares represents offering price. The redemption price for Class B and C shares equals net asset value less any applicable contingent deferred sales charge.
(G)	Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2016

	Transamerica Global Bond		Transamerica Global Equity	Transamerica Global Long/ Short Equity	Transamerica Government Money Market (G)	Transamerica Growth
Assets:
Investments, at value (A) (B)	$42,831,808		$121,060,476	$12,877,915	$139,686,103	$372,618,883
Repurchase agreements, at value (C)	5,026,033		2,531,940	—	110,292,525	183,674
Cash	—		—	2,558,734	—	—
Cash on deposit with broker	—		—	422,606	—	—
Cash on deposit with custodian	—		—	600,000	—	—
Foreign currency, at value (D)	336,807		2	50,918	—	—
Receivables:
Shares of beneficial interest sold	—		16,456	—	106,559	13,664
Due from investment manager	—		—	47,872	—	—
Investments sold	—		1,273,548	404,890	—	240,874
Interest	598,959		2	—	31,398	—
Dividends	—		209,570	22,987	—	123,802
Tax reclaims	8,109		236,833	9,242	—	34,243
Net income from securities lending	92		294	—	—	93
Due from distributor	—		—	—	488,512	—
Unrealized appreciation on forward foreign currency contracts	49,464		—	—	—	—
Total assets	48,851,272		125,329,121	16,995,164	250,605,097	373,215,233

Liabilities:
Cash deposit due to broker	—		—	14,457	—	—
Payables and other liabilities:
Shares of beneficial interest redeemed	3,303		392,345	—	475,172	180,841
Investments purchased	—		864,539	373,232	—	1,041,440
Investment management fees	33,485		78,092	—	24,824	260,200
Distribution and service fees	560		52,233	491	706,847	—
Transfer agent fees	511		20,110	283	27,669	2,400
Trustees, CCO and deferred compensation fees	55		117	3	124	250
Audit and tax fees	26,971		15,404	18,075	13,623	15,659
Custody fees	25,238		15,758	29,828	17,808	12,520
Legal fees	297		2,074	652	1,429	2,992
Printing and shareholder reports fees	2,793		21,786	706	8,236	16,743
Registration fees	4,043		7,098	680	6,061	2,878
Dividends and/or distributions payable	—		—	—	317	—
Dividends, interest and fees for borrowing from securities sold short	—		—	11,593	—	—
Other	96		605	4,887	5,057	907
Foreign capital gains tax	3,112		—	—	—	—
Collateral for securities on loan	1,139,858		5,053,170	—	—	—
Securities sold short, at value (E)	—		—	7,673,942	—	—
Written options and swaptions, at value (F)	—		—	1,979	—	—
Unrealized depreciation on forward foreign currency contracts	108,161		—	—	—	—
Total liabilities	1,348,483		6,523,331	8,130,808	1,287,167	1,536,830
Net assets	$47,502,789		$118,805,790	$8,864,356	$249,317,930	$371,678,403

Net assets consist of:
Paid-in capital	$51,921,921		$181,525,709	$9,995,145	$249,318,522	$151,468,808
Undistributed (distributions in excess of) net investment income (loss)	(77,547)		2,464,924	(120,683)	(1)	—
Accumulated net realized gain (loss)	(3,241,254)		(69,513,636)	(1,243,883)	(591)	70,347,026
Net unrealized appreciation (depreciation) on:
Investments	(1,027,854	)(H)	4,332,246	309,182	—	149,863,837
Securities sold short	—		—	(88,249)	—	—
Written options and swaptions	—		—	(84)	—	—
Translation of assets and liabilities denominated in foreign currencies	(72,477)		(3,453)	12,928	—	(1,268)
Net assets	$47,502,789		$118,805,790	$8,864,356	$249,317,930	$371,678,403
Net assets by class:
Class A	$731,132		$39,698,851	$2,280,993	$192,607,274	$—
Class B	—		1,641,668	—	1,382,738	—
Class C	477,871		48,719,744	—	22,189,185	—
Class I	464,184		28,605,411	2,286,242	21,184,742	—
Class I2	45,829,602		—	4,297,121	11,953,991	369,391,226
Class R6	—		140,116	—	—	2,287,177
Shares outstanding (unlimited shares, no par value):
Class A	73,720		3,562,505	250,068	192,606,979	—
Class B	—		150,558	—	1,382,409	—
Class C	48,522		4,473,923	—	22,185,673	—
Class I	46,705		2,556,008	250,067	21,185,527	—
Class I2	4,608,954		—	470,117	11,953,607	28,376,295
Class R6	—		12,490	—	—	175,728
Net asset value per share: (I)
Class A	$9.92		$11.14	$9.12	$1.00	$—
Class B	—		10.90	—	1.00	—
Class C	9.85		10.89	—	1.00	—
Class I	9.94		11.19	9.14	1.00	—
Class I2	9.94		—	9.14	1.00	13.02
Class R6	—		11.22	—	—	13.02
Maximum offering price per share: (J)
Class A	$10.41		$11.79	$9.65	$1.00	$—

(A) Investments, at cost	$43,856,550		$116,728,230	$12,568,733	$139,686,103	$222,755,046
(B) Securities on loan, at value	$1,115,910		$4,825,996	$—	$—	$—
(C) Repurchase agreements, at cost	$5,026,033		$2,531,940	$—	$110,292,525	$183,674
(D) Foreign currency, at cost	$340,301		$2	$50,324	$—	$—
(E) Proceeds received from securities sold short	$—		$—	$7,585,693	$—	$—
(F) Premium received on written options and swaptions	$—		$—	$(1,895)	$—	$—

(G)	Formerly, Transamerica Money Market.
(H)	Net of foreign capital gains tax of $3,112.
(I)	Net asset value per share for Class B, C, I, I2 and R6 shares represents offering price. The redemption price for Class B and C shares equals net asset value less any applicable contingent deferred sales charge.
(J)	Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2016

	Transamerica High Yield Bond	Transamerica High Yield Muni	Transamerica Income & Growth		Transamerica Inflation Opportunities	Transamerica Intermediate Muni (E)
Assets:
Investments, at value (A) (B)	$1,291,070,371	$125,594,547	$119,986,170		$177,496,529	$1,393,600,463
Repurchase agreements, at value (C)	63,227,347	8,453,374	1,410,420		3,448,834	86,700,540
Cash	169,391	—	—		—	—
Foreign currency, at value (D)	—	—	476,734		—	—
Receivables:
Shares of beneficial interest sold	523,176	380,952	44,108		1,087,614	7,915,413
Investments sold	950,736	172,016	—		1,583,450	4,172,016
When-issued, delayed-delivery, and forward commitment securities sold	—	3,800,850	—		—	—
Interest	20,022,033	1,499,004	1		411,779	13,885,627
Dividends	—	—	246,354		314	623
Tax reclaims	—	—	595,570		3,250	—
Net income from securities lending	41,762	—	2,080		694	—
Due from distributor	—	8,143	—		—	77,661
Unrealized appreciation on forward foreign currency contracts	—	—	—		124,956	—
Total assets	1,376,004,816	139,908,886	122,761,437		184,157,420	1,506,352,343

Liabilities:
Foreign currency overdraft, at value (D)	—	—	—		448	—
Payables and other liabilities:
Shares of beneficial interest redeemed	13,056,436	5,349,894	578,751		59,244	3,974,037
Investments purchased	1,561,900	610,266	993,331		1,620,625	462,494
When-issued, delayed-delivery, and forward commitment securities purchased	7,056,030	5,451,255	—		430,000	40,980,895
Investment management fees	639,440	64,412	69,945		88,915	519,584
Distribution and service fees	71,497	24,625	58,005		574	256,758
Transfer agent fees	44,032	9,990	13,355		1,255	104,852
Trustees, CCO and deferred compensation fees	670	38	236		103	419
Audit and tax fees	25,770	22,280	20,650		26,437	25,573
Custody fees	19,211	3,451	20,362		11,239	17,818
Legal fees	6,547	548	2,416		1,248	5,153
Printing and shareholder reports fees	70,728	3,388	30,807		7,479	19,701
Registration fees	12,200	3,909	4,874		5,945	19,125
Dividends and/or distributions payable	755,295	41,543	—		—	270,346
Other	11,785	240	18,042		368	2,348
Collateral for securities on loan	65,401,839	—	7,176,103		498,713	—
Unrealized depreciation on forward foreign currency contracts	—	—	—		2,540	—
Total liabilities	88,733,380	11,585,839	8,986,877		2,755,133	46,659,103
Net assets	$1,287,271,436	$128,323,047	$113,774,560		$181,402,287	$1,459,693,240

Net assets consist of:
Paid-in capital	$1,327,816,239	$125,307,670	$172,664,148		$183,850,091	$1,444,913,395
Undistributed (distributions in excess of) net investment income (loss)	(165,335)	—	3,458,169		(58,920)	—
Accumulated net realized gain (loss)	(22,323,563)	1,373,220	(74,447,538)		(2,406,458)	7,795,884
Net unrealized appreciation (depreciation) on:
Investments	(18,055,905)	1,642,157	12,123,671		(101,250)	6,983,961
Translation of assets and liabilities denominated in foreign currencies	—	—	(23,890)		118,824	—
Net assets	$1,287,271,436	$128,323,047	$113,774,560		$181,402,287	$1,459,693,240
Net assets by class:
Class A	$114,761,390	$58,848,328	$30,720,180		$644,853	$426,747,897
Class B	2,722,678	—	—		—	—
Class C	51,787,250	13,670,151	58,504,428		517,612	199,783,736
Class I	155,777,371	55,794,719	24,540,162		1,335,676	833,151,725
Class I2	958,136,710	9,849	9,790		178,853,484	9,882
Class R6	4,086,037	—	—		50,662	—
Shares outstanding (unlimited shares, no par value):
Class A	12,659,925	4,955,637	3,250,659		64,566	36,880,279
Class B	300,136	—	—		—	—
Class C	5,742,630	1,150,688	6,217,834		52,584	17,306,334
Class I	17,057,541	4,692,443	2,592,152		133,157	71,682,853
Class I2	104,694,678	828	1,022		17,795,836	850
Class R6	446,382	—	—		5,040	—
Net asset value per share: (F)
Class A	$9.06	$11.88	$9.45		$9.99	$11.57
Class B	9.07	—	—		—	—
Class C	9.02	11.88	9.41		9.84	11.54
Class I	9.13	11.89	9.47		10.03	11.62
Class I2	9.15	11.89	9.57	(G)	10.05	11.62	(G)
Class R6	9.15	—	—		10.05	—
Maximum offering price per share: (H)
Class A	$9.51	$12.28	$10.00		$10.49	$11.96

(A) Investments, at cost	$1,309,126,276	$123,952,390	$107,862,499		$177,597,779	$1,386,616,502
(B) Securities on loan, at value	$64,063,102	$—	$6,853,909		$488,700	$—
(C) Repurchase agreements, at cost	$63,227,347	$8,453,374	$1,410,420		$3,448,834	$86,700,540
(D) Foreign currency, at cost	$—	$—	$477,364		$(440)	$—

(E)	Formerly, Transamerica Enhanced Muni.
(F)	Net asset value per share for Class B, C, I, I2 and R6 shares represents offering price. The redemption price for Class B and C shares equals net asset value less any applicable contingent deferred sales charge.
(G)	Actual net asset value per share presented differs from calculated net asset value per share due to rounding.
(H)	Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2016

	Transamerica International Equity	Transamerica International Small Cap Value	Transamerica Large Cap Value	Transamerica Mid Cap Growth	Transamerica Mid Cap Value Opportunities
Assets:
Investments, at value (A) (B)	$3,625,046,882	$733,261,392	$1,942,945,891	$151,211,668	$670,359,324
Repurchase agreements, at value (C)	92,250,840	4,386,462	109,026,817	800,293	43,866,800
Foreign currency, at value (D)	4,664	11	—	—	—
Receivables:
Shares of beneficial interest sold	47,457,976	44,377	2,775,978	8,520	4,199,685
Investments sold	2,906	25,002	13,121,119	2,110,516	2,145,569
Interest	77	4	91	1	37
Dividends	10,207,235	1,547,089	995,250	29,515	230,380
Tax reclaims	2,440,791	803,747	—	—	—
Net income from securities lending	142,282	14,486	644	476	4,487
Total assets	3,777,553,653	740,082,570	2,068,865,790	154,160,989	720,806,282

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	3,396,508	216,455	418,257	—	309,425
Investments purchased	702,420	55,594	14,398,320	2,332,533	8,074,197
Investment management fees	2,213,933	572,055	1,139,281	92,784	416,068
Distribution and service fees	118,889	—	31,070	1,662	21,271
Transfer agent fees	222,999	29,009	23,918	1,732	35,036
Trustees, CCO and deferred compensation fees	1,332	385	1,055	95	266
Audit and tax fees	25,944	20,381	21,005	19,812	22,245
Custody fees	191,456	90,032	28,172	9,146	14,640
Legal fees	15,753	5,799	12,291	3,114	5,423
Printing and shareholder reports fees	118,650	33,006	61,008	10,954	20,787
Registration fees	25,668	4,590	7,061	5,253	9,602
Other	15,389	1,682	4,074	10,676	4,421
Collateral for securities on loan	82,321,584	25,075,887	321,247	5,185,567	7,299,208
Total liabilities	89,370,525	26,104,875	16,466,759	7,673,328	16,232,589
Net assets	$3,688,183,128	$713,977,695	$2,052,399,031	$146,487,661	$704,573,693

Net assets consist of:
Paid-in capital	$3,702,618,148	$753,130,491	$1,789,756,313	$154,028,247	$593,786,424
Undistributed (distributions in excess of) net investment income (loss)	43,561,094	10,490,933	3,575,539	—	6,547,320
Accumulated net realized gain (loss)	5,388,310	3,948,437	156,574,868	(15,111,857)	50,474,682
Net unrealized appreciation (depreciation) on:
Investments	(63,023,034)	(53,544,819)	102,492,311	7,571,271	53,765,267
Translation of assets and liabilities denominated in foreign currencies	(361,390)	(47,347)	—	—	—
Net assets	$3,688,183,128	$713,977,695	$2,052,399,031	$146,487,661	$704,573,693
Net assets by class:
Class A	$313,393,927	$—	$71,700,183	$5,154,148	$75,556,221
Class C	60,630,161	—	22,482,293	719,512	7,103,256
Class I	1,552,631,851	273,539,401	56,160,777	399,514	298,589,222
Class I2	1,704,609,659	440,438,294	1,898,665,210	140,214,487	323,274,986
Class R6	56,917,530	—	3,390,568	—	50,008
Shares outstanding (unlimited shares, no par value):
Class A	19,007,525	—	5,798,910	450,943	6,400,931
Class C	3,737,711	—	1,825,697	64,167	607,050
Class I	92,805,059	24,011,671	4,518,418	34,741	25,188,425
Class I2	101,764,253	38,582,496	152,865,076	12,162,347	27,234,188
Class R6	3,367,699	—	272,977	—	4,212
Net asset value per share: (E)
Class A	$16.49	$—	$12.36	$11.43	$11.80
Class C	16.22	—	12.31	11.21	11.70
Class I	16.73	11.39	12.43	11.50	11.85
Class I2	16.75	11.42	12.42	11.53	11.87
Class R6	16.90	—	12.42	—	11.87
Maximum offering price per share: (F)
Class A	$17.45	$—	$13.08	$12.10	$12.49

(A) Investments, at cost	$3,688,069,916	$786,806,211	$1,840,453,580	$143,640,397	$616,594,057
(B) Securities on loan, at value	$78,544,040	$23,678,476	$313,132	$5,075,548	$7,064,370
(C) Repurchase agreements, at cost	$92,250,840	$4,386,462	$109,026,817	$800,293	$43,866,800
(D) Foreign currency, at cost	$4,654	$11	$—	$—	$—

(E)	Net asset value per share for Class C, I, I2 and R6 shares represents offering price. The redemption price for Class C shares equals net asset value less any applicable contingent deferred sales charge.
(F)	Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2016

	Transamerica MLP & Energy Income	Transamerica Multi-Cap Growth (E)	Transamerica Multi-Managed Balanced	Transamerica Short-Term Bond	Transamerica Small Cap Core
Assets:
Investments, at value (A) (B)	$403,992,222	$260,135,609	$864,016,024	$2,785,238,830	$41,206,892
Repurchase agreements, at value (C)	8,640,856	3,238,973	16,241,092	60,137,596	456,604
Cash	155,231	43,752	644,945	542,379	—
Cash on deposit with broker	—	—	500,000	—	—
Receivables:
Shares of beneficial interest sold	114,129	39,072	1,577,536	13,004,230	10,304
Investments sold	396,699	—	2,532,169	890	—
When-issued, delayed-delivery, and forward commitment securities sold	—	—	1,082,693	—	—
Interest	238,577	3	1,961,116	25,642,219	—
Dividends	1,847,641	156,689	372,888	—	25,903
Tax reclaims	—	27,404	—	—	—
Net income from securities lending	17,815	21	1,911	11,018	448
Due from distributor	—	—	—	—	—
Total assets	415,403,170	263,641,523	888,930,374	2,884,577,162	41,700,151

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	274,063	159,525	808,249	4,671,128	11,676
Investments purchased	423,716	—	3,669,446	12,850,232	—
When-issued, delayed-delivery, and forward commitment securities purchased	—	—	46,337,188	10,000,000	—
Investment management fees	374,790	158,001	454,869	1,179,199	27,800
Distribution and service fees	36,870	18,117	264,804	726,894	634
Transfer agent fees	16,528	32,732	74,507	194,092	626
Trustees, CCO and deferred compensation fees	255	266	363	1,855	61
Audit and tax fees	23,546	16,192	21,953	30,114	19,252
Custody fees	11,539	5,658	18,917	52,610	11,529
Legal fees	3,450	2,227	4,203	22,223	784
Printing and shareholder reports fees	30,203	22,983	38,624	211,422	7,232
Registration fees	6,255	6,637	8,874	16,497	3,904
Dividends and/or distributions payable	—	—	—	575,938	—
Other	1,104	598	1,452	6,240	9,800
Variation margin payable	—	—	20,037	—	—
Collateral for securities on loan	31,680,491	4,484,025	3,642,844	35,752,510	1,959,722
Securities sold short, at value (D)	—	—	249,643	—	—
Total liabilities	32,882,810	4,906,961	55,615,973	66,290,954	2,053,020
Net assets	$382,520,360	$258,734,562	$833,314,401	$2,818,286,208	$39,647,131

Net assets consist of:
Paid-in capital	$554,260,167	$212,590,023	$742,908,370	$2,834,752,561	$50,630,359
Undistributed (distributions in excess of) net investment income (loss)	(2,158,781)	—	877,615	(673,147)	39,317
Accumulated net realized gain (loss)	(188,233,189)	47,728,222	(1,701,596)	(24,964,979)	(12,823,805)
Net unrealized appreciation (depreciation) on:
Investments	18,652,163	(1,583,683)	91,303,272	9,171,773	1,801,260
Securities sold short	—	—	7,106	—	—
Futures contracts	—	—	(80,366)	—	—
Net assets	$382,520,360	$258,734,562	$833,314,401	$2,818,286,208	$39,647,131
Net assets by class:
Class A	$43,221,422	$46,432,895	$406,605,990	$934,615,279	$1,336,519
Class B	—	1,140,709	3,470,188	—	—
Class C	31,067,158	7,694,513	208,410,303	621,425,108	405,821
Class I	39,715,805	38,914,458	208,511,578	979,857,491	1,263,968
Class I2	268,515,975	164,551,987	—	282,016,163	36,640,823
Class R6	—	—	6,316,342	372,167	—
Shares outstanding (unlimited shares, no par value):
Class A	5,694,933	6,447,488	16,344,280	91,401,828	133,330
Class B	—	193,265	140,396	—	—
Class C	4,112,341	1,289,306	8,525,407	60,888,103	40,860
Class I	5,231,105	4,985,062	8,344,884	97,516,583	125,679
Class I2	35,351,280	20,784,448	—	28,091,758	3,642,568
Class R6	—	—	252,756	37,075	—
Net asset value per share: (F)
Class A	$7.59	$7.20	$24.88	$10.23	$10.02
Class B	—	5.90	24.72	—	—
Class C	7.55	5.97	24.45	10.21	9.93
Class I	7.59	7.81	24.99	10.05	10.06
Class I2	7.60	7.92	—	10.04	10.06
Class R6	—	—	24.99	10.04	—
Maximum offering price per share: (G)
Class A	$8.03	$7.62	$26.33	$10.49	$10.60

(A) Investments, at cost	$385,340,059	$261,719,292	$772,712,752	$2,776,067,057	$39,405,632
(B) Securities on loan, at value	$30,901,831	$4,384,380	$3,539,042	$35,030,087	$1,906,740
(C) Repurchase agreements, at cost	$8,640,856	$3,238,973	$16,241,092	$60,137,596	$456,604
(D) Proceeds received from securities sold short	$—	$—	$256,749	$—	$—

(E)	Formerly, Transamerica Growth Opportunities.
(F)	Net asset value per share for Class B, C, I, I2 and R6 shares represents offering price. The redemption price for Class B and C shares equals net asset value less any applicable contingent deferred sales charge.
(G)	Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2016

	Transamerica Small Cap Growth	Transamerica Small Cap Value	Transamerica Small/Mid Cap Value	Transamerica Strategic High Income		Transamerica Unconstrained Bond
Assets:
Investments, at value (A) (B)	$68,732,914	$271,512,824	$789,641,005	$49,010,354		$215,961,980
Repurchase agreements, at value (C)	1,436,036	1,249,359	12,150,604	1,129,194		9,502,212
Cash	—	—	—	—		363,519
Foreign currency, at value (D)	—	—	—	—		574
Receivables:
Shares of beneficial interest sold	218,152	9,345	642,668	—		—
Investments sold	—	2,929,886	4,577,313	650,201		117,635
Interest	1	1	10	313,933		2,259,698
Dividends	15,082	95,193	275,596	21,818		—
Tax reclaims	—	—	898	1,962		6,094
Net income from securities lending	2,447	7,712	17,850	1,346		2,504
Total assets	70,404,632	275,804,320	807,305,944	51,128,808		228,214,216

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	53,312	31,553	1,269,496	—		—
Investments purchased	—	148,804	6,048,792	—		468,114
When-issued, delayed-delivery, and forward commitment securities purchased	—	—	—	500,000		211,010
Investment management fees	50,358	185,646	535,171	38,715		124,336
Distribution and service fees	3,083	1,016	286,610	4,035		—
Transfer agent fees	1,689	2,089	117,526	4,218		1,420
Trustees, CCO and deferred compensation fees	168	243	493	21		77
Audit and tax fees	16,238	16,014	17,428	23,817		26,972
Custody fees	8,271	5,388	23,034	2,368		28,087
Legal fees	2,740	2,267	5,379	251		1,104
Printing and shareholder reports fees	17,863	17,087	84,922	2,162		4,936
Registration fees	6,789	6,159	8,110	4,113		4,051
Dividends and/or distributions payable	—	—	—	—		73,991
Other	3,336	10,256	1,620	86		369
Variation margin payable	—	—	—	—		22,711
Collateral for securities on loan	4,156,007	21,127,961	36,191,345	2,532,315		7,950,697
Total liabilities	4,319,854	21,554,483	44,589,926	3,112,101		8,917,875
Net assets	$66,084,778	$254,249,837	$762,716,018	$48,016,707		$219,296,341

Net assets consist of:
Paid-in capital	$11,396,193	$258,629,949	$649,307,015	$48,245,556		$223,409,692
Undistributed (distributions in excess of) net investment income (loss)	—	1,866,563	5,804,604	96,391		627,318
Accumulated net realized gain (loss)	40,831,805	(28,629,004)	35,172,405	(537,552)		(6,706,200)
Net unrealized appreciation (depreciation) on:
Investments	13,856,780	22,382,329	72,431,994	212,312		1,351,220
Futures contracts	—	—	—	—		613,581
Translation of assets and liabilities denominated in foreign currencies	—	—	—	—		730
Net assets	$66,084,778	$254,249,837	$762,716,018	$48,016,707		$219,296,341
Net assets by class:
Class A	$8,834,322	$1,852,155	$338,576,975	$2,152,656		$—
Class B	—	—	9,174,604	—		—
Class C	1,369,209	725,184	237,404,321	4,173,155		—
Class I	2,042,262	381,650	158,537,761	41,690,885		286,739
Class I2	53,790,114	251,241,820	18,081,633	11		219,009,602
Class R6	48,871	49,028	940,724	—		—
Shares outstanding (unlimited shares, no par value):
Class A	727,222	191,088	13,496,582	215,996		—
Class B	—	—	405,244	—		—
Class C	116,330	75,343	10,612,232	420,041		—
Class I	166,033	39,134	6,135,343	4,183,362		28,907
Class I2	4,351,865	25,722,495	698,587	1		22,093,670
Class R6	3,953	5,020	36,219	—		—
Net asset value per share: (E)
Class A	$12.15	$9.69	$25.09	$9.97		$—
Class B	—	—	22.64	—		—
Class C	11.77	9.63	22.37	9.94		—
Class I	12.30	9.75	25.84	9.97		9.92
Class I2	12.36	9.77	25.88	9.62	(F)	9.91
Class R6	12.36	9.77	25.97	—		—
Maximum offering price per share: (G)
Class A	$12.86	$10.25	$26.55	$10.55		$—

(A) Investments, at cost	$54,876,134	$249,130,495	$717,209,011	$48,798,042		$214,610,760
(B) Securities on loan, at value	$4,064,121	$20,542,275	$35,145,417	$2,478,715		$7,792,856
(C) Repurchase agreements, at cost	$1,436,036	$1,249,359	$12,150,604	$1,129,194		$9,502,212
(D) Foreign currency, at cost	$—	$—	$—	$—		$576

(E)	Net asset value per share for Class B, C, I, I2 and R6 shares represents offering price. The redemption price for Class B and C shares equals net asset value less any applicable contingent deferred sales charge.
(F)	Actual net asset value per share presented differs from calculated net asset value per share due to rounding.
(G)	Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2016

Transamerica US Growth
Assets:
Investments, at value (A) (B)	$998,540,750
Repurchase agreements, at value (C)	3,490,132
Receivables:
Shares of beneficial interest sold	245,691
Investments sold	2,410,230
Interest	3
Dividends	1,084,564
Tax reclaims	473,998
Net income from securities lending	3,664
Total assets	1,006,249,032

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	692,153
Investments purchased	134,443
Investment management fees	601,204
Distribution and service fees	138,245
Transfer agent fees	126,131
Trustees, CCO and deferred compensation fees	623
Audit and tax fees	20,141
Custody fees	17,498
Legal fees	7,174
Printing and shareholder reports fees	60,879
Registration fees	9,592
Other	2,232
Collateral for securities on loan	5,684,957
Total liabilities	7,495,272
Net assets	$998,753,760

Net assets consist of:
Paid-in capital	$774,768,984
Undistributed (distributions in excess of) net investment income (loss)	1,456,800
Accumulated net realized gain (loss)	19,554,007
Net unrealized appreciation (depreciation) on:
Investments	202,878,308
Translation of assets and liabilities denominated in foreign currencies	95,661
Net assets	$998,753,760
Net assets by class:
Class A	$432,130,344
Class B	7,519,560
Class C	44,876,604
Class I	160,628,158
Class I2	258,721,888
Class T	94,877,206
Shares outstanding (unlimited shares, no par value):
Class A	25,619,938
Class B	465,377
Class C	2,773,030
Class I	9,365,379
Class I2	15,106,366
Class T	2,272,151
Net asset value per share: (D)
Class A	$16.87
Class B	16.16
Class C	16.18
Class I	17.15
Class I2	17.13
Class T	41.76
Maximum offering price per share: (E)
Class A	$17.85
Class T	$45.64

(A) Investments, at cost	$795,662,442
(B) Securities on loan, at value	$5,537,183
(C) Repurchase agreements, at cost	$3,490,132

(D)	Net asset value per share for Class B, C, I and I2 shares represents offering price. The redemption price for Class B and C shares equals net asset value less any applicable contingent deferred sales charge.
(E)	Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF OPERATIONS

For the year ended October 31, 2016

	Transamerica Bond	Transamerica Capital Growth	Transamerica Concentrated Growth	Transamerica Dividend Focused	Transamerica Dynamic Allocation
Investment Income:
Dividend income	$467,877	$3,989,533	$5,896,503	$35,483,635	$472,374
Interest income	23,826,859	5,665	7,117	12,081	4,731
Net income (loss) from securities lending	191,969	2,477,223	106,034	133,025	61,352
Withholding taxes on foreign income	—	(297)	(219,735)	(206,662)	—
Total investment income	24,486,705	6,472,124	5,789,919	35,422,079	538,457

Expenses:
Investment advisory fees	1,200,599	3,030,851	809,014	2,174,834	50,087
Investment management fees	1,997,693	4,595,836	2,802,508	5,582,930	88,242
Distribution and service fees:
Class A	—	410,449	1,827	148,710	29,701
Class B	—	31,199	—	—	—
Class C	—	712,028	6,486	63,438	100,886
Administration fees	56,089	125,521	37,339	101,303	2,732
Transfer agent fees
Class A	—	273,786	1,077	14,463	18,039
Class B	—	12,229	—	—	—
Class C	—	104,969	577	6,770	13,473
Class I	—	213,987	24,486	8,340	2,584
Class I2	36,117	45,711	38,486	82,681	—
Class R6	13	—	—	16	—
Trustees, CCO and deferred compensation fees	7,553	15,478	9,202	19,073	375
Audit and tax fees	36,163	28,586	28,009	30,402	20,275
Custody fees	68,972	121,235	60,700	94,025	12,679
Legal fees	14,735	33,276	17,866	38,091	758
Printing and shareholder reports fees	46,019	123,861	30,027	54,241	5,138
Registration fees	24,094	77,109	41,083	65,865	42,322
Other	11,820	22,502	12,028	26,215	2,256
Total expenses before waiver and/or reimbursement and recapture	3,499,867	9,978,613	3,920,715	8,511,397	389,547
Expenses waived and/or reimbursed:
Class A	—	—	—	—	(27,381)
Class B	—	(939)	—	—	—
Class C	—	—	—	—	(21,410)
Class I	—	—	—	—	(4,549)
Class I2	(96,704)	—	—	—	—
Class R6	(54)	—	—	—	—
Recapture of previously waived and/or reimbursed fees:
Class A	—	—	—	—	465
Class B	—	877	—	—	—
Class C	—	—	—	—	430
Class I	—	—	—	—	212
Class I2	17,570	—	—	—	—
Class R6	29	—	—	—	—
Reimbursement of custody fees (A)	(74,502)	(76,306)	(9,089)	(46,823)	(3,630)
Net expenses	3,346,206	9,902,245	3,911,626	8,464,574	333,684
Net investment income (loss)	21,140,499	(3,430,121)	1,878,293	26,957,505	204,773

Net realized gain (loss) on:
Investments	980,940	178,055,247	61,777,083	102,749,875	(1,736,333)
Futures contracts	(694,103)	—	—	—	—
Foreign currency transactions	(835,110)	82,207	(1,103)	—	—
Net realized gain (loss)	(548,273)	178,137,454	61,775,980	102,749,875	(1,736,333)

Net change in unrealized appreciation (depreciation) on:
Investments	9,168,239	(144,080,018)	(11,815,463)	(30,855,088)	1,043,976
Futures contracts	164,873	—	—	—	—
Translation of assets and liabilities denominated in foreign currencies	46,575	—	—	—	—
Net change in unrealized appreciation (depreciation)	9,379,687	(144,080,018)	(11,815,463)	(30,855,088)	1,043,976
Net realized and change in unrealized gain (loss)	8,831,414	34,057,436	49,960,517	71,894,787	(692,357)
Net increase (decrease) in net assets resulting from operations	$29,971,913	$30,627,315	$51,838,810	$98,852,292	$(487,584)

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2016

	Transamerica Dynamic Income	Transamerica Emerging Markets Debt		Transamerica Emerging Markets Equity	Transamerica Flexible Income	Transamerica Floating Rate
Investment Income:
Dividend income	$20,529,978	$—		$5,993,730	$542,520	$369,225
Interest income	787	53,932,749		1,212	20,328,201	17,779,833
Net income (loss) from securities lending	1,605,808	289,114		46,147	67,730	55,296
Withholding taxes on foreign income	—	(414,788)		(740,836)	—	—
Total investment income	22,136,573	53,807,075		5,300,253	20,938,451	18,204,354

Expenses:
Investment advisory fees	771,604	1,342,141		697,834	641,411	705,844
Investment management fees	1,480,419	3,105,638		1,246,801	1,398,278	1,557,368
Distribution and service fees:
Class A	337,880	109,638		4,486	190,039	9,933
Class B	—	—		—	17,287	—
Class C	2,313,820	148,751		17,652	616,449	51,569
Administration fees	49,999	68,053		22,049	42,837	34,714
Transfer agent fees
Class A	128,233	80,541		5,242	105,149	4,632
Class B	—	—		—	4,488	—
Class C	248,702	25,513		2,534	60,090	4,982
Class I	101,171	607,309		832	194,681	7,458
Class I2	—	6,553		14,739	11,011	25,712
Class R6	—	5		—	106	—
Trustees, CCO and deferred compensation fees	7,004	11,226		3,139	6,175	5,565
Audit and tax fees	23,863	41,056		21,738	33,964	38,741
Custody fees	15,294	356,442		322,084	69,215	246,916
Legal fees	12,492	22,096		6,204	15,701	11,519
Printing and shareholder reports fees	104,927	146,823		14,552	42,381	22,690
Registration fees	50,147	89,578		40,323	89,924	47,024
Other	11,929	28,077		5,824	15,153	8,080
Total expenses before waiver and/or reimbursement and recapture	5,657,484	6,189,440		2,426,033	3,554,339	2,782,747
Expenses waived and/or reimbursed:
Class A	(2,753)	—		—	—	(2,619)
Class B	—	—		—	(270)	—
Class C	(16,153)	—		—	—	(2,210)
Class I	—	—		—	—	(4,654)
Recapture of previously waived and/or reimbursed fees:
Class A	2,753	—		—	—	80
Class B	—	—		—	270	—
Class C	16,153	—		—	—	38
Class I	—	—		—	—	873
Class I2	—	—		—	—	8,739
Reimbursement of custody fees (A)	(47,542)	(41,871)		(19,309)	(77,272)	(8,669)
Net expenses	5,609,942	6,147,569		2,406,724	3,477,067	2,774,325
Net investment income (loss)	16,526,631	47,659,506		2,893,529	17,461,384	15,430,029

Net realized gain (loss) on:
Investments	(55,887,265)	(22,635,477	)(B)	(33,586,454)	1,063,299	(442,721)
Futures contracts	—	(49,889)		—	—	—
Foreign currency transactions	—	1,508,241		(76,665)	(32,637)	—
Net realized gain (loss)	(55,887,265)	(21,177,125)		(33,663,119)	1,030,662	(442,721)

Net change in unrealized appreciation (depreciation) on:
Investments	64,452,114	55,375,592	(C)	34,607,271	1,892,863	5,373,729
Unfunded commitment	—	—		—	—	1,246
Translation of assets and liabilities denominated in foreign currencies	—	(421,857)		(1,097)	3,821	—
Net change in unrealized appreciation (depreciation)	64,452,114	54,953,735		34,606,174	1,896,684	5,374,975
Net realized and change in unrealized gain (loss)	8,564,849	33,776,610		943,055	2,927,346	4,932,254
Net increase (decrease) in net assets resulting from operations	$25,091,480	$81,436,116		$3,836,584	$20,388,730	$20,362,283

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.
(B)	Net of realized foreign capital gains tax of $135,795.
(C)	Net change in foreign capital gains tax of $193,443.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF OPERATIONS (continued)

For the period and year ended October 31, 2016

	Transamerica Global Bond		Transamerica Global Equity	Transamerica Global Long/ Short Equity (A)	Transamerica Government Money Market (B)	Transamerica Growth
Investment Income:
Dividend income	$—		$6,877,120	$408,925	$—	$3,457,143
Interest income	1,657,716		1,074	—	990,499	1,097
Net income (loss) from securities lending	10,354		65,408	—	—	323,581
Withholding taxes on foreign income	(5,283)		(473,480)	(27,008)	—	(66,223)
Total investment income	1,662,787		6,470,122	381,917	990,499	3,715,598

Expenses:
Investment advisory fees	79,036		879,653	32,895	274,976	1,200,320
Investment management fees	179,317		1,519,555	87,115	498,994	2,311,673
Distribution and service fees:
Class A	1,210		108,542	5,357	382,334	—
Class B	—		22,972	—	19,029	—
Class C	3,640		542,166	—	239,271	—
Administration fees	4,391		32,677	990	20,623	46,400
Transfer agent fees
Class A	819		93,140	154	229,880	—
Class B	—		8,901	—	6,036	—
Class C	441		108,724	—	33,292	—
Class I	474		33,417	2,253	45,454	—
Class I2	3,366		11,907	560	1,994	32,939
Class R6	—		5	—	—	84
Trustees, CCO and deferred compensation fees	677		4,702	207	3,536	6,816
Audit and tax fees	36,581		20,977	22,586	22,594	21,374
Custody fees	91,173		88,307	148,674	114,634	64,545
Legal fees	1,090		11,000	3,313	7,418	13,531
Printing and shareholder reports fees	1,957		49,018	1,573	37,920	33,260
Registration fees	31,382		56,927	75,015	69,430	21,341
Dividends, interest and fees for borrowings from securities sold short	—		—	369,121	—	—
Other	4,622		13,418	5,649	15,581	9,855
Total expenses before waiver and/or reimbursement and recapture	440,176		3,606,008	755,462	2,022,996	3,762,138
Expenses waived and/or reimbursed:
Class A	(1,909)		(22,402)	(37,645)	(676,551)	—
Class B	—		(5,277)	—	(26,870)	—
Class C	(1,241)		(26,533)	—	(281,191)	—
Class I	(1,282)		—	(38,920)	(58,368)	—
Class I2	(98,551)		—	(134,751)	(20,534)	—
Recapture of previously waived and/or reimbursed fees:
Class A	229		3,583	2,312	38,111	—
Class B	—		394	—	1,353	—
Class C	149		10,693	—	4,278	—
Class I	145		—	1,554	8,837	—
Class I2	14,509		—	11,581	10,099	—
Reimbursement of custody fees (C)	(6,440)		(29,596)	—	(43,242)	(64,482)
Net expenses	345,785		3,536,870	559,593	978,918	3,697,656
Net investment income (loss)	1,317,002		2,933,252	(177,676)	11,581	17,942

Net realized gain (loss) on:
Investments	(1,030,901	)(D)	(3,293,373)	(440,904)	—	72,500,518
Securities sold short	—		—	(663,113)	—	—
Written options and swaptions	—		—	479	—	—
Foreign currency transactions	1,859,305		(42,195)	(104,748)	—	1,196
Net realized gain (loss)	828,404		(3,335,568)	(1,208,286)	—	72,501,714

Net change in unrealized appreciation (depreciation) on:
Investments	2,263,700	(E)	(480,008)	309,182	—	(78,843,754)
Securities sold short	—		—	(88,249)	—	—
Written options and swaptions	—		—	(84)	—	—
Translation of assets and liabilities denominated in foreign currencies	(72,610)		(470)	12,928	—	88
Net change in unrealized appreciation (depreciation)	2,191,090		(480,478)	233,777	—	(78,843,666)
Net realized and change in unrealized gain (loss)	3,019,494		(3,816,046)	(974,509)	—	(6,341,952)
Net increase (decrease) in net assets resulting from operations	$4,336,496		$(882,794)	$(1,152,185)	$11,581	$(6,324,010)

(A)	Commenced operations on November 30, 2015.
(B)	Formerly, Transamerica Money Market.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.
(D)	Net of realized foreign capital gains tax of $4,743.
(E)	Net change in foreign capital gains tax of $3,112.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2016

	Transamerica High Yield Bond	Transamerica High Yield Muni	Transamerica Income & Growth	Transamerica Inflation Opportunities	Transamerica Intermediate Muni (A)
Investment Income:
Dividend income	$808,269	$20,524	$15,190,180	$32,535	$34,472
Interest income	67,325,679	3,431,745	1,056	3,034,875	23,664,315
Net income (loss) from securities lending	543,397	854	499,495	9,524	—
Withholding taxes on foreign income	—	—	(559,993)	3,336	—
Total investment income	68,677,345	3,453,123	15,130,738	3,080,270	23,698,787

Expenses:
Investment advisory fees	1,629,420	111,247	889,934	355,649	757,346
Investment management fees	4,289,726	413,428	1,152,000	700,405	3,362,516
Distribution and service fees:
Class A	281,730	124,987	94,466	1,413	711,338
Class B	30,692	—	—	—	—
Class C	520,938	86,084	706,390	4,370	1,272,707
Administration fees	88,877	6,544	39,881	19,414	53,917
Transfer agent fees
Class A	171,085	33,932	46,006	417	129,840
Class B	6,550	—	—	—	—
Class C	60,907	6,159	86,388	430	65,249
Class I	136,919	41,784	34,236	317	580,981
Class I2	55,966	—	11,738	13,815	—
Class R6	126	—	—	1	—
Trustees, CCO and deferred compensation fees	15,903	1,556	4,528	2,835	15,267
Audit and tax fees	40,828	31,293	28,130	36,687	39,417
Custody fees	94,010	18,101	91,904	56,488	84,575
Legal fees	29,237	3,094	8,197	5,469	29,520
Printing and shareholder reports fees	104,282	11,736	52,124	10,890	64,531
Registration fees	106,823	49,358	52,329	52,529	195,173
Other	32,513	3,335	36,493	6,491	16,177
Total expenses before waiver and/or reimbursement and recapture	7,696,532	942,638	3,334,744	1,267,620	7,378,554
Expenses waived and/or reimbursed:
Class A	—	(60,564)	—	(42)	(284,535)
Class C	—	(23,342)	—	(142)	(318,176)
Class I	—	(11,754)	—	(135)	—
Recapture of previously waived and/or reimbursed fees:
Class A	—	26,424	—	42	14,370
Class C	—	4,285	—	55	9,043
Class I	—	9,511	—	20	112,191
Reimbursement of custody fees (B)	(103,946)	(813)	(26,530)	(10,176)	(3,553)
Net expenses	7,592,586	886,385	3,308,214	1,257,242	6,907,894
Net investment income (loss)	61,084,759	2,566,738	11,822,524	1,823,028	16,790,893

Net realized gain (loss) on:
Investments	(17,266,273)	1,382,422	(11,725,498)	(4,495,347)	7,888,022
Futures contracts	—	—	—	(289,038)	—
Foreign currency transactions	—	—	(31,431)	995,801	—
Net realized gain (loss)	(17,266,273)	1,382,422	(11,756,929)	(3,788,584)	7,888,022

Net change in unrealized appreciation (depreciation) on:
Investments	38,797,499	1,034,364	7,777,392	10,061,190	2,352,399
Futures contracts	—	—	—	43,236	—
Translation of assets and liabilities denominated in foreign currencies	—	—	6,207	(337,518)	—
Net change in unrealized appreciation (depreciation)	38,797,499	1,034,364	7,783,599	9,766,908	2,352,399
Net realized and change in unrealized gain (loss)	21,531,226	2,416,786	(3,973,330)	5,978,324	10,240,421
Net increase (decrease) in net assets resulting from operations	$82,615,985	$4,983,524	$7,849,194	$7,801,352	$27,031,314

(A)	Formerly, Transamerica Enhanced Muni.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2016

	Transamerica International Equity	Transamerica International Small Cap Value	Transamerica Large Cap Value	Transamerica Mid Cap Growth	Transamerica Mid Cap Value Opportunities

Investment Income:
Dividend income	$88,802,767	$30,336,470	$44,072,785	$3,633,915	$16,388,496
Interest income	29,573	4,252	23,308	879	14,783
Net income (loss) from securities lending	1,850,485	372,802	522,952	85,119	287,616
Withholding taxes on foreign income	(7,808,125)	(2,190,025)	(654,168)	(8,208)	(61,173)
Total investment income	82,874,700	28,523,499	43,964,877	3,711,705	16,629,722

Expenses:
Investment advisory fees	4,925,269	2,724,855	3,694,187	1,101,001	1,594,638
Investment management fees	14,366,518	5,141,629	8,718,816	2,224,338	4,105,600
Distribution and service fees:
Class A	780,316	—	94,446	9,425	108,919
Class C	623,391	—	143,400	7,384	33,957
Administration fees	208,907	90,921	177,684	45,875	71,432
Transfer agent fees
Class A	590,587	—	44,966	6,346	34,912
Class C	100,337	—	18,068	1,480	5,006
Class I	1,382,448	312,361	30,227	555	225,378
Class I2	73,610	41,571	138,747	33,342	43,014
Class R6	426	—	60	—	1
Trustees, CCO and deferred compensation fees	41,641	13,317	30,189	7,507	13,784
Audit and tax fees	47,054	30,959	36,478	26,509	31,224
Custody fees	1,123,277	477,422	156,396	51,653	86,500
Legal fees	81,489	27,900	58,485	16,571	29,153
Printing and shareholder reports fees	337,530	48,006	105,941	55,972	65,871
Registration fees	201,410	39,734	80,673	47,888	90,250
Other	63,366	28,140	38,869	19,567	18,638
Total expenses before waiver and/or reimbursement and recapture	24,947,576	8,976,815	13,567,632	3,655,413	6,558,277
Expenses waived and/or reimbursed:
Class A	(1,702)	—	—	—	—
Recapture of previously waived and/or reimbursed fees:
Class A	191,851	—	—	—	—
Reimbursement of custody fees (A)	(47,844)	(27,424)	(113,071)	(4,741)	(7,083)
Net expenses	25,089,881	8,949,391	13,454,561	3,650,672	6,551,194
Net investment income (loss)	57,784,819	19,574,108	30,510,316	61,033	10,078,528

Net realized gain (loss) on:
Investments	6,127,420	5,532,787	163,915,086	(12,943,547)	55,829,247
Foreign currency transactions	(1,167,658)	768,813	—	—	1,170
Net realized gain (loss)	4,959,762	6,301,600	163,915,086	(12,943,547)	55,830,417

Net change in unrealized appreciation (depreciation) on:
Investments	(54,045,811)	(51,013,378)	(7,839,682)	16,582,662	33,045,922
Translation of assets and liabilities denominated in foreign currencies	(284,054)	(5,737)	—	—	—
Net change in unrealized appreciation (depreciation)	(54,329,865)	(51,019,115)	(7,839,682)	16,582,662	33,045,922
Net realized and change in unrealized gain (loss)	(49,370,103)	(44,717,515)	156,075,404	3,639,115	88,876,339
Net increase (decrease) in net assets resulting from operations	$8,414,716	$(25,143,407)	$186,585,720	$3,700,148	$98,954,867

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2016

	Transamerica MLP & Energy Income	Transamerica Multi-Cap Growth (A)	Transamerica Multi-Managed Balanced	Transamerica Short-Term Bond	Transamerica Small Cap Core
Investment Income:
Dividend income	$22,160,602	$2,532,804	$7,815,524	$—	$1,722,504
Interest income	1,773,338	671	6,706,884	89,877,213	383
Net income (loss) from securities lending	513,278	410,737	60,889	154,805	26,724
Withholding taxes on foreign income	(248,292)	(34,256)	(2,536)	—	(294)
Total investment income	24,198,926	2,909,956	14,580,761	90,032,018	1,749,317

Expenses:
Investment advisory fees	1,660,394	909,912	1,287,860	5,534,410	346,515
Investment management fees	3,738,921	1,365,378	3,232,048	10,183,370	411,714
Distribution and service fees:
Class A	96,774	156,931	699,683	2,304,514	2,658
Class B	—	15,742	42,635	—	—
Class C	304,030	90,016	1,963,890	6,681,978	3,859
Administration fees	46,263	34,744	59,440	357,941	12,994
Transfer agent fees
Class A	64,705	246,169	333,016	596,649	1,899
Class B	—	11,356	16,801	—	—
Class C	62,588	35,360	198,886	532,240	453
Class I	44,277	84,462	237,088	925,403	1,136
Class I2	28,837	14,492	—	57,906	6,784
Class R6	—	—	74	18	—
Trustees, CCO and deferred compensation fees	7,947	4,614	10,589	49,585	1,379
Audit and tax fees	31,095	21,032	34,025	59,372	24,189
Custody fees	61,458	29,265	101,729	279,083	61,504
Legal fees	15,125	10,238	20,576	101,445	2,683
Printing and shareholder reports fees	75,000	45,007	104,543	501,158	9,712
Registration fees	39,991	62,047	93,243	169,729	43,206
Other	11,971	10,088	15,053	68,117	13,833
Total expenses before waiver and/or reimbursement and recapture	6,289,376	3,146,853	8,451,179	28,402,918	944,518
Expenses waived and/or reimbursed:
Class A	(6,705)	(68,578)	—	—	(1,633)
Class B	—	(6,199)	(110)	—	—
Class C	(7,215)	(10,037)	—	—	(374)
Class I	—	—	—	—	(1,027)
Recapture of previously waived and/or reimbursed fees:
Class A	6,705	8,124	—	—	403
Class B	—	523	110	—	—
Class C	5,543	1,332	—	—	163
Class I	—	—	—	—	527
Reimbursement of custody fees (B)	(16,832)	(84,304)	(71,914)	(311,398)	(5,552)
Net expenses	6,270,872	2,987,714	8,379,265	28,091,520	937,025
Net investment income (loss)	17,928,054	(77,758)	6,201,496	61,940,498	812,292

Net realized gain (loss) on:
Investments	(142,506,249)	48,728,853	2,389,958	(22,311,352)	(10,315,697)
Written options and swaptions	131,953	—	—	—	—
Futures contracts	—	—	746,902	—	—
Foreign currency transactions	(61,996)	4,672	(274)	(49,411)	—
Net realized gain (loss)	(142,436,292)	48,733,525	3,136,586	(22,360,763)	(10,315,697)

Net change in unrealized appreciation (depreciation) on:
Investments	147,867,124	(81,621,575)	14,031,102	36,036,293	14,516,517
Securities sold short	—	—	7,106	—	—
Futures contracts	—	—	(380,186)	—	—
Translation of assets and liabilities denominated in foreign currencies	(16,188)	—	—	29,596	—
Net change in unrealized appreciation (depreciation)	147,850,936	(81,621,575)	13,658,022	36,065,889	14,516,517
Net realized and change in unrealized gain (loss)	5,414,644	(32,888,050)	16,794,608	13,705,126	4,200,820
Net increase (decrease) in net assets resulting from operations	$23,342,698	$(32,965,808)	$22,996,104	$75,645,624	$5,013,112

(A)	Formerly, Transamerica Growth Opportunities.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2016

	Transamerica Small Cap Growth	Transamerica Small Cap Value	Transamerica Small/Mid Cap Value	Transamerica Strategic High Income	Transamerica Unconstrained Bond
Investment Income:
Dividend income	$1,848,441	$5,521,322	$18,286,963	$902,971	$—
Interest income	2,154	2,065	2,509	1,021,195	8,805,719
Net income (loss) from securities lending	251,498	239,961	414,155	30,812	99,778
Withholding taxes on foreign income	—	(3,731)	(12,927)	(3,437)	(27,610)
Total investment income	2,102,093	5,759,617	18,690,700	1,951,541	8,877,887

Expenses:
Investment advisory fees	1,217,612	1,018,062	2,138,099	79,425	360,410
Investment management fees	1,794,392	1,659,295	4,320,005	198,562	756,915
Distribution and service fees:
Class A	12,148	3,425	899,797	4,794	—
Class B	—	—	137,264	—	—
Class C	12,663	7,554	2,504,331	40,410	—
Administration fees	44,173	37,887	82,218	3,610	16,894
Transfer agent fees
Class A	8,442	3,245	790,171	1,212	—
Class B	—	—	29,470	—	—
Class C	2,253	911	375,427	1,432	—
Class I	2,156	602	172,754	36,564	334
Class I2	26,035	24,023	1,370	—	12,676
Class R6	1	1	26	—	—
Trustees, CCO and deferred compensation fees	5,594	4,834	12,469	632	2,538
Audit and tax fees	21,939	21,132	25,528	29,694	37,504
Custody fees	45,125	34,724	127,961	13,181	174,192
Legal fees	11,837	14,358	23,891	1,247	5,524
Printing and shareholder reports fees	27,091	26,062	196,808	3,863	6,521
Registration fees	59,067	53,188	80,368	34,839	46,990
Other	12,652	18,848	19,731	2,534	4,331
Total expenses before waiver and/or reimbursement and recapture	3,303,180	2,928,151	11,937,688	451,999	1,424,829
Expenses waived and/or reimbursed:
Class A	—	(1,274)	—	(1,026)	—
Class C	—	—	—	(1,494)	—
Class I	—	—	—	(29,532)	(40)
Recapture of previously waived and/or reimbursed fees:
Class A	—	218	—	760	—
Class C	—	—	—	2,037	—
Class I	—	—	—	10,166	31
Reimbursement of custody fees (A)	(23,037)	(29,430)	(77,676)	(1,098)	(2,882)
Net expenses	3,280,143	2,897,665	11,860,012	431,812	1,421,938
Net investment income (loss)	(1,178,050)	2,861,952	6,830,688	1,519,729	7,455,949

Net realized gain (loss) on:
Investments	111,501,977	(27,645,984)	39,225,377	(519,919)	(3,143,767)
Futures contracts	—	—	—	—	(704,904)
Foreign currency transactions	—	—	(1,161)	(77)	(138,437)
Net realized gain (loss)	111,501,977	(27,645,984)	39,224,216	(519,996)	(3,987,108)

Net change in unrealized appreciation (depreciation) on:
Investments	(89,809,183)	2,401,066	(15,129,200)	711,801	3,736,625
Futures contracts	—	—	—	—	547,999
Translation of assets and liabilities denominated in foreign currencies	—	—	—	—	730
Net change in unrealized appreciation (depreciation)	(89,809,183)	2,401,066	(15,129,200)	711,801	4,285,354
Net realized and change in unrealized gain (loss)	21,692,794	(25,244,918)	24,095,016	191,805	298,246
Net increase (decrease) in net assets resulting from operations	$20,514,744	$(22,382,966)	$30,925,704	$1,711,534	$7,754,195

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2016

Transamerica US Growth
Investment Income:
Dividend income	$12,719,178
Interest income	2,299
Net income (loss) from securities lending	307,584
Total investment income	13,029,061

Expenses:
Investment advisory fees	2,414,278
Investment management fees	5,004,731
Distribution and service fees:
Class A	1,109,866
Class B	90,031
Class C	485,364
Administration fees	108,791
Transfer agent fees
Class A	953,614
Class B	38,839
Class C	122,783
Class I	235,462
Class I2	23,430
Class T	88,737
Trustees, CCO and deferred compensation fees	16,759
Audit and tax fees	30,680
Custody fees	94,104
Legal fees	33,062
Printing and shareholder reports fees	125,103
Registration fees	89,842
Other	23,983
Total expenses before waiver and/or reimbursement and recapture	11,089,459
Expenses waived and/or reimbursed:
Class B	(1,494)
Recapture of previously waived and/or reimbursed fees:
Class B	1,494
Reimbursement of custody fees (A)	(217,722)
Net expenses	10,871,737
Net investment income (loss)	2,157,324

Net realized gain (loss) on:
Investments	25,592,602
Net realized gain (loss)	25,592,602

Net change in unrealized appreciation (depreciation) on:
Investments	(37,028,954)
Translation of assets and liabilities denominated in foreign currencies	(527)
Net change in unrealized appreciation (depreciation)	(37,029,481)
Net realized and change in unrealized gain (loss)	(11,436,879)
Net increase (decrease) in net assets resulting from operations	$(9,279,555)

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

	Transamerica Bond (A)		Transamerica Capital Growth		Transamerica Concentrated Growth
	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015
From operations:
Net investment income (loss)	$21,140,499	$31,578,608	$(3,430,121)	$(5,889,356)	$1,878,293	$1,783,123
Net realized gain (loss)	(548,273)	25,619,028	178,137,454	55,960,009	61,775,980	(3,982,601)
Net change in unrealized appreciation (depreciation)	9,379,687	(67,362,727)	(144,080,018)	29,055,248	(11,815,463)	19,247,480
Net increase (decrease) in net assets resulting from operations	29,971,913	(10,165,091)	30,627,315	79,125,901	51,838,810	17,048,002

Dividends and/or distributions to shareholders:
Net investment income:
Class A	—	—	—	—	(902)	—
Class I	—	—	—	—	(71,704)	(23,194)
Class I2	(15,255,378)	(32,461,443)	—	—	(1,601,992)	(1,071,082)
Class R6	(4,642)	(970)	—	—	—	—
Total dividends and/or distributions from net investment income	(15,260,020)	(32,462,413)	—	—	(1,674,598)	(1,094,276)
Net realized gains:
Class A	—	—	(5,675,091)	(3,324,337)	—	(1,067)
Class B	—	—	(142,588)	(146,506)	—	—
Class C	—	—	(2,760,430)	(1,561,956)	—	(728)
Class I	—	—	(5,083,818)	(4,201,022)	—	(46,387)
Class I2	(26,329,259)	(26,769,165)	(41,875,786)	(32,799,000)	—	(974,659)
Class R6	(2,610)	—	—	—	—	—
Total dividends and/or distributions from net realized gains	(26,331,869)	(26,769,165)	(55,537,713)	(42,032,821)	—	(1,022,841)
Total dividends and/or distributions to shareholders	(41,591,889)	(59,231,578)	(55,537,713)	(42,032,821)	(1,674,598)	(2,117,117)

Capital share transactions:
Proceeds from shares sold:
Class A	—	—	58,713,338	60,370,515	141,484	312,845
Class B	—	—	158,206	382,583	—	—
Class C	—	—	19,158,018	27,150,870	302,227	151,129
Class I	—	—	60,616,566	49,697,856	2,349,119	4,375,653
Class I2	29,208,199	67,840,657	31,238,600	292,769,066	381,398,082	98,783,436
Class R6	420,854	50,000	—	—	—	—
	29,629,053	67,890,657	169,884,728	430,370,890	384,190,912	103,623,063
Dividends and/or distributions reinvested:
Class A	—	—	5,530,965	3,232,197	902	1,067
Class B	—	—	139,867	141,128	—	—
Class C	—	—	2,342,840	1,279,713	—	728
Class I	—	—	4,773,081	3,384,906	70,845	68,653
Class I2	41,584,637	59,230,608	41,811,721	32,799,000	1,601,992	2,045,741
Class R6	7,252	970	—	—	—	—
	41,591,889	59,231,578	54,598,474	40,836,944	1,673,739	2,116,189
Cost of shares redeemed:
Class A	—	—	(56,500,602)	(33,999,737)	(88,281)	(88,697)
Class B	—	—	(438,052)	(510,007)	—	—
Class C	—	—	(20,915,151)	(11,740,160)	(33,745)	(9,351)
Class I	—	—	(58,324,633)	(67,238,891)	(2,250,473)	(1,394,949)
Class I2	(612,989,972)	(60,218,832)	(841,145,028)	(147,755,274)	(600,264,357)	(77,743,706)
Class R6	(11,148)	—	—	—	—	—
	(613,001,120)	(60,218,832)	(977,323,466)	(261,244,069)	(602,636,856)	(79,236,703)
Automatic conversions:
Class A	—	—	1,059,412	1,182,934	—	—
Class B	—	—	(1,059,412)	(1,182,934)	—	—
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(541,780,178)	66,903,403	(752,840,264)	209,963,765	(216,772,205)	26,502,549
Net increase (decrease) in net assets	(553,400,154)	(2,493,266)	(777,750,662)	247,056,845	(166,607,993)	41,433,434

Net assets:
Beginning of year	777,814,970	780,308,236	1,426,123,203	1,179,066,358	415,273,972	373,840,538
End of year	$224,414,816	$777,814,970	$648,372,541	$1,426,123,203	$248,665,979	$415,273,972
Undistributed (distributions in excess of) net investment income (loss)	$(2,211,780)	$1,705,781	$(2,446,926)	$(4,876,749)	$1,599,249	$1,396,657

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Bond (A)		Transamerica Capital Growth		Transamerica Concentrated Growth
	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015
Capital share transactions - shares:
Shares issued:
Class A	—	—	2,387,560	2,402,893	8,842	18,521
Class B	—	—	7,301	17,493	—	—
Class C	—	—	882,781	1,211,272	18,893	8,924
Class I	—	—	2,469,615	1,933,024	142,819	264,873
Class I2	3,176,326	6,478,626	2,025,324	16,684,723	23,981,427	5,893,265
Class R6	44,913	4,794	—	—	—	—
	3,221,239	6,483,420	7,772,581	22,249,405	24,151,981	6,185,583
Shares reinvested:
Class A	—	—	219,048	136,668	55	63
Class B	—	—	6,335	6,727	—	—
Class C	—	—	105,296	60,708	—	43
Class I	—	—	184,218	139,988	4,362	4,108
Class I2	4,655,495	5,815,024	2,449,427	2,028,386	97,683	121,265
Class R6	791	97	—	—	—	—
	4,656,286	5,815,121	2,964,324	2,372,477	102,100	125,479
Shares redeemed:
Class A	—	—	(2,347,749)	(1,364,311)	(5,244)	(5,439)
Class B	—	—	(21,653)	(23,219)	—	—
Class C	—	—	(983,073)	(531,963)	(2,045)	(549)
Class I	—	—	(2,343,770)	(2,651,109)	(139,697)	(82,397)
Class I2	(63,348,559)	(5,867,866)	(50,348,171)	(8,535,271)	(34,495,279)	(4,564,490)
Class R6	(1,165)	—	—	—	—	—
	(63,349,724)	(5,867,866)	(56,044,416)	(13,105,873)	(34,642,265)	(4,652,875)
Automatic conversions:
Class A	—	—	43,211	47,951	—	—
Class B	—	—	(49,538)	(54,169)	—	—
	—	—	(6,327)	(6,218)	—	—
Net increase (decrease) in shares outstanding:
Class A	—	—	302,070	1,223,201	3,653	13,145
Class B	—	—	(57,555)	(53,168)	—	—
Class C	—	—	5,004	740,017	16,848	8,418
Class I	—	—	310,063	(578,097)	7,484	186,584
Class I2	(55,516,738)	6,425,784	(45,873,420)	10,177,838	(10,416,169)	1,450,040
Class R6	44,539	4,891	—	—	—	—
	(55,472,199)	6,430,675	(45,313,838)	11,509,791	(10,388,184)	1,658,187

(A)	Class R6 commenced operations on May 29, 2015.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Dividend Focused (A)		Transamerica Dynamic Allocation		Transamerica Dynamic Income
	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015
From operations:
Net investment income (loss)	$26,957,505	$22,862,706	$204,773	$105,310	$16,526,631	$28,169,271
Net realized gain (loss)	102,749,875	131,540,942	(1,736,333)	763,090	(55,887,265)	6,531,985
Net change in unrealized appreciation (depreciation)	(30,855,088)	(138,061,201)	1,043,976	(950,931)	64,452,114	(72,914,711)
Net increase (decrease) in net assets resulting from operations	98,852,292	16,342,447	(487,584)	(82,531)	25,091,480	(38,213,455)

Dividends and/or distributions to shareholders:
Net investment income:
Class A	(1,186,902)	(920,532)	(57,755)	(115,591)	(4,970,634)	(9,803,437)
Class C	(83,811)	(49,211)	—	(22,885)	(7,051,219)	(12,936,612)
Class I	(173,329)	(117,280)	(23,577)	(43,984)	(3,744,189)	(9,233,231)
Class I2	(24,361,220)	(22,364,831)	—	—	—	—
Class R6	(5,430)	(484)	—	—	—	—
Total dividends and/or distributions from net investment income	(25,810,692)	(23,452,338)	(81,332)	(182,460)	(15,766,042)	(31,973,280)
Net realized gains:
Class A	(7,420,644)	(2,041,457)	(581,706)	(650,313)	(3,383,260)	(4,162,900)
Class C	(781,365)	(176,625)	(473,626)	(396,800)	(5,652,651)	(6,427,415)
Class I	(878,040)	(221,274)	(150,755)	(200,624)	(2,588,698)	(3,875,409)
Class I2	(122,506,398)	(46,758,415)	—	—	—	—
Class R6	(6,989)	—	—	—	—	—
Total dividends and/or distributions from net realized gains	(131,593,436)	(49,197,771)	(1,206,087)	(1,247,737)	(11,624,609)	(14,465,724)
Return of capital:
Class A	—	—	—	—	(979,070)	—
Class C	—	—	—	—	(1,388,884)	—
Class I	—	—	—	—	(737,494)	—
Total dividends and/or distributions from return of capital	—	—	—	—	(3,105,448)	—
Total dividends and/or distributions to shareholders	(157,404,128)	(72,650,109)	(1,287,419)	(1,430,197)	(30,496,099)	(46,439,004)

Capital share transactions:
Proceeds from shares sold:
Class A	43,970,794	18,382,956	1,117,965	1,884,640	10,179,921	24,145,782
Class C	4,626,518	2,123,252	911,727	2,389,815	9,370,551	29,552,865
Class I	5,501,417	2,157,399	1,200,108	769,768	15,284,193	37,784,686
Class I2	729,919,715	129,427,147	—	—	—	—
Class R6	450,087	50,000	—	—	—	—
	784,468,531	152,140,754	3,229,800	5,044,223	34,834,665	91,483,333
Issued from fund acquisition:
Class A	—	—	—	4,758,255	—	—
Class C	—	—	—	5,521,344	—	—
Class I	—	—	—	688,528	—	—
	—	—	—	10,968,127	—	—
Dividends and/or distributions reinvested:
Class A	8,590,237	2,958,519	636,081	753,200	8,719,650	12,982,180
Class C	860,111	224,369	473,626	419,685	12,817,129	17,434,541
Class I	1,044,171	338,554	174,332	244,608	6,021,499	10,972,177
Class I2	146,699,481	69,122,302	—	—	—	—
Class R6	12,419	484	—	—	—	—
	157,206,419	72,644,228	1,284,039	1,417,493	27,558,278	41,388,898
Cost of shares redeemed:
Class A	(11,076,371)	(30,188,588)	(5,698,153)	(4,668,612)	(70,284,892)	(97,061,461)
Class C	(1,811,982)	(1,749,029)	(3,487,450)	(3,539,518)	(99,084,099)	(119,307,129)
Class I	(1,570,347)	(2,174,773)	(2,652,613)	(1,129,605)	(80,367,535)	(125,159,466)
Class I2	(1,005,896,361)	(696,099,147)	—	—	—	—
Class R6	(32,441)	—	—	—	—	—
	(1,020,387,502)	(730,211,537)	(11,838,216)	(9,337,735)	(249,736,526)	(341,528,056)
Net increase (decrease) in net assets resulting from capital share transactions	(78,712,552)	(505,426,555)	(7,324,377)	8,092,108	(187,343,583)	(208,655,825)
Net increase (decrease) in net assets	(137,264,388)	(561,734,217)	(9,099,380)	6,579,380	(192,748,202)	(293,308,284)

Net assets:
Beginning of year	915,373,390	1,477,107,607	29,481,252	22,901,872	608,884,917	902,193,201
End of year	$778,109,002	$915,373,390	$20,381,872	$29,481,252	$416,136,715	$608,884,917
Undistributed (distributions in excess of) net investment income (loss)	$2,382,012	$1,235,199	$124,818	$—	$(90,977)	$(853,932)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Dividend Focused (A)		Transamerica Dynamic Allocation		Transamerica Dynamic Income
	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015
Capital share transactions - shares:
Shares issued:
Class A	3,940,726	1,408,647	107,406	165,653	1,087,740	2,362,824
Class C	413,923	159,938	88,826	212,142	1,014,364	2,908,904
Class I	494,675	162,956	113,331	68,301	1,634,604	3,717,491
Class I2	69,515,919	9,792,048	—	—	—	—
Class R6	40,493	3,774	—	—	—	—
	74,405,736	11,527,363	309,563	446,096	3,736,708	8,989,219
Shares issued on fund acquisition:
Class A	—	—	—	418,396	—	—
Class C	—	—	—	490,111	—	—
Class I	—	—	—	60,692	—	—
	—	—	—	969,199	—	—
Shares reinvested:
Class A	789,043	224,471	60,869	67,551	969,645	1,298,159
Class C	79,331	17,020	45,716	37,844	1,433,330	1,752,148
Class I	95,891	25,728	16,747	22,017	670,241	1,094,999
Class I2	13,488,341	5,237,794	—	—	—	—
Class R6	1,133	38	—	—	—	—
	14,453,739	5,505,051	123,332	127,412	3,073,216	4,145,306
Shares redeemed:
Class A	(994,635)	(2,335,171)	(547,502)	(414,034)	(7,801,976)	(9,737,936)
Class C	(167,973)	(134,978)	(338,943)	(318,046)	(11,027,740)	(12,043,710)
Class I	(138,730)	(165,742)	(259,198)	(100,709)	(8,929,077)	(12,535,550)
Class I2	(89,542,657)	(53,198,181)	—	—	—	—
Class R6	(2,928)	—	—	—	—	—
	(90,846,923)	(55,834,072)	(1,145,643)	(832,789)	(27,758,793)	(34,317,196)
Net increase (decrease) in shares outstanding:
Class A	3,735,134	(702,053)	(379,227)	237,566	(5,744,591)	(6,076,953)
Class C	325,281	41,980	(204,401)	422,051	(8,580,046)	(7,382,658)
Class I	451,836	22,942	(129,120)	50,301	(6,624,232)	(7,723,060)
Class I2	(6,538,397)	(38,168,339)	—	—	—	—
Class R6	38,698	3,812	—	—	—	—
	(1,987,448)	(38,801,658)	(712,748)	709,918	(20,948,869)	(21,182,671)

(A)	Class R6 commenced operations on May 29, 2015.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Emerging Markets Debt (A)		Transamerica Emerging Markets Equity		Transamerica Flexible Income (A)
	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015
From operations:
Net investment income (loss)	$47,659,506	$43,466,796	$2,893,529	$3,643,275	$17,461,384	$24,374,051
Net realized gain (loss)	(21,177,125)	(49,320,863)	(33,663,119)	(41,518,266)	1,030,662	(252,640)
Net change in unrealized appreciation (depreciation)	54,953,735	(38,097,710)	34,606,174	(28,167,498)	1,896,684	(18,405,965)
Net increase (decrease) in net assets resulting from operations	81,436,116	(43,951,777)	3,836,584	(66,042,489)	20,388,730	5,715,446

Dividends and/or distributions to shareholders:
Net investment income:
Class A	(1,325,471)	(3,228,749)	(14,621)	(18,976)	(2,834,200)	(2,253,630)
Class B	—	—	—	—	(47,783)	(67,483)
Class C	(383,112)	(732,308)	(6,235)	(5,547)	(1,847,441)	(1,636,876)
Class I	(19,257,492)	(21,796,180)	(16,610)	(14,731)	(5,870,317)	(1,727,785)
Class I2	(3,321,600)	(4,414,212)	(3,123,763)	(2,932,835)	(5,706,681)	(18,895,673)
Class R6	(2,268)	(1,336)	—	—	(62,197)	(774)
Total dividends and/or distributions from net investment income	(24,289,943)	(30,172,785)	(3,161,229)	(2,972,089)	(16,368,619)	(24,582,221)
Return of capital:
Class A	(101,218)	—	—	—	—	—
Class C	(29,255)	—	—	—	—	—
Class I	(1,470,557)	—	—	—	—	—
Class I2	(253,647)	—	—	—	—	—
Class R6	(173)	—	—	—	—	—
Total dividends and/or distributions from return of capital	(1,854,850)	—	—	—	—	—
Total dividends and/or distributions to shareholders	(26,144,793)	(30,172,785)	(3,161,229)	(2,972,089)	(16,368,619)	(24,582,221)

Capital share transactions:
Proceeds from shares sold:
Class A	18,949,103	52,749,406	1,105,786	904,159	40,209,476	19,662,902
Class B	—	—	—	—	242,846	370,403
Class C	1,446,224	4,431,692	226,261	1,049,442	9,877,969	11,812,005
Class I	129,293,462	437,740,094	3,442,545	527,536	213,074,310	36,885,031
Class I2	107,460,471	4,650,275	61,914,743	223,871,060	7,880,383	41,409,186
Class R6	35,376	50,000	—	—	3,161,356	50,000
	257,184,636	499,621,467	66,689,335	226,352,197	274,446,340	110,189,527
Dividends and/or distributions reinvested:
Class A	1,328,547	3,011,700	13,641	17,064	2,521,347	1,997,516
Class B	—	—	—	—	42,696	62,120
Class C	354,472	635,908	5,826	5,393	1,350,127	1,176,426
Class I	15,297,412	17,224,415	16,610	14,731	4,583,709	1,279,481
Class I2	3,575,247	4,414,212	3,123,763	2,932,835	5,647,900	18,895,673
Class R6	2,441	1,336	—	—	61,434	774
	20,558,119	25,287,571	3,159,840	2,970,023	14,207,213	23,411,990
Cost of shares redeemed:
Class A	(46,194,959)	(70,034,479)	(519,034)	(426,954)	(26,263,660)	(25,974,070)
Class B	—	—	—	—	(444,873)	(1,164,467)
Class C	(5,905,147)	(12,235,778)	(327,682)	(234,088)	(16,638,787)	(14,853,970)
Class I	(153,956,654)	(162,496,910)	(4,176,266)	(173,208)	(112,453,661)	(23,954,706)
Class I2	(8,274,605)	(79,586,343)	(189,587,402)	(129,963,499)	(231,798,141)	(231,998,581)
Class R6	(4,587)	—	—	—	(293,767)	—
	(214,335,952)	(324,353,510)	(194,610,384)	(130,797,749)	(387,892,889)	(297,945,794)
Automatic conversions:
Class A	—	—	—	—	658,999	671,260
Class B	—	—	—	—	(658,999)	(671,260)
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	63,406,803	200,555,528	(124,761,209)	98,524,471	(99,239,336)	(164,344,277)
Net increase (decrease) in net assets	118,698,126	126,430,966	(124,085,854)	29,509,893	(95,219,225)	(183,211,052)

Net assets:
Beginning of year	718,897,216	592,466,250	275,234,144	245,724,251	546,154,596	729,365,648
End of year	$837,595,342	$718,897,216	$151,148,290	$275,234,144	$450,935,371	$546,154,596
Undistributed (distributions in excess of) net investment income (loss)	$(2,387,253)	$(1,930,752)	$2,880,344	$3,147,794	$(311,508)	$50,343

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Emerging Markets Debt (A)		Transamerica Emerging Markets Equity		Transamerica Flexible Income (A)
	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015
Capital share transactions - shares:
Shares issued:
Class A	1,906,416	5,208,429	134,462	95,090	4,383,525	2,094,067
Class B	—	—	—	—	26,732	39,077
Class C	143,581	433,963	28,053	107,987	1,086,188	1,265,998
Class I	13,094,787	42,796,847	429,709	55,636	23,327,453	3,932,609
Class I2	10,350,744	464,408	8,023,009	22,366,184	862,520	4,394,563
Class R6	3,519	4,822	—	—	344,778	5,291
	25,499,047	48,908,469	8,615,233	22,624,897	30,031,196	11,731,605
Shares reinvested:
Class A	136,413	304,486	1,714	1,736	275,573	213,304
Class B	—	—	—	—	4,673	6,625
Class C	36,343	64,203	737	551	148,678	126,473
Class I	1,554,102	1,741,480	2,084	1,494	500,446	136,582
Class I2	355,107	441,051	391,448	297,448	616,716	2,013,690
Class R6	246	136	—	—	6,640	83
	2,082,211	2,551,356	395,983	301,229	1,552,726	2,496,757
Shares redeemed:
Class A	(4,729,428)	(7,015,409)	(64,505)	(46,279)	(2,871,366)	(2,771,100)
Class B	—	—	—	—	(48,812)	(124,556)
Class C	(610,696)	(1,227,455)	(41,410)	(25,105)	(1,831,568)	(1,593,766)
Class I	(15,772,112)	(16,209,016)	(527,997)	(18,720)	(12,353,334)	(2,559,964)
Class I2	(848,307)	(8,005,692)	(23,545,345)	(14,521,706)	(25,247,588)	(24,982,423)
Class R6	(458)	—	—	—	(31,901)	—
	(21,961,001)	(32,457,572)	(24,179,257)	(14,611,810)	(42,384,569)	(32,031,809)
Automatic conversions:
Class A	—	—	—	—	71,825	71,498
Class B	—	—	—	—	(71,766)	(71,474)
	—	—	—	—	59	24
Net increase (decrease) in shares outstanding:
Class A	(2,686,599)	(1,502,494)	71,671	50,547	1,859,557	(392,231)
Class B	—	—	—	—	(89,173)	(150,328)
Class C	(430,772)	(729,289)	(12,620)	83,433	(596,702)	(201,295)
Class I	(1,123,223)	28,329,311	(96,204)	38,410	11,474,565	1,509,227
Class I2	9,857,544	(7,100,233)	(15,130,888)	8,141,926	(23,768,352)	(18,574,170)
Class R6	3,307	4,958	—	—	319,517	5,374
	5,620,257	19,002,253	(15,168,041)	8,314,316	(10,800,588)	(17,803,423)

(A)	Class R6 commenced operations on May 29, 2015.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

Transamerica Floating Rate	Transamerica Global Bond	Transamerica Global Equity (A)
October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015
From operations:
Net investment income (loss)	$15,430,029	$10,783,400	$1,317,002	$2,854,094	$2,933,252	$1,592,016
Net realized gain (loss)	(442,721)	(248,185)	828,404	(21,487,490)	(3,335,568)	(9,840,284)
Net change in unrealized appreciation (depreciation)	5,374,975	(3,382,984)	2,191,090	6,482,260	(480,478)	10,099,698
Net increase (decrease) in net assets resulting from operations	20,362,283	7,152,231	4,336,496	(12,151,136)	(882,794)	1,851,430

Dividends and/or distributions to shareholders:
Net investment income:
Class A	(161,356)	(85,287)	(2,074)	(1,097)	—	—
Class C	(170,674)	(79,227)	(114)	(292)	—	—
Class I	(298,669)	(47,861)	(3,227)	(1,452)	(22,459)	—
Class I2	(14,867,637)	(10,675,346)	(437,973)	(1,079,077)	(357,775)	—
Class R6	—	—	—	—	0	(B)	—
Total dividends and/or distributions from net investment income	(15,498,336)	(10,887,721)	(443,388)	(1,081,918)	(380,234)	—
Net realized gains:
Class A	—	(989)	—	—	—	—
Class C	—	(3,168)	—	—	—	—
Class I	—	(583)	—	—	—	—
Class I2	—	(315,100)	—	—	—	—
Total dividends and/or distributions from net realized gains	—	(319,840)	—	—	—	—
Total dividends and/or distributions to shareholders	(15,498,336)	(11,207,561)	(443,388)	(1,081,918)	(380,234)	—

Capital share transactions:
Proceeds from shares sold:
Class A	6,716,639	8,487,073	676,671	27,575	1,900,666	8,268,726
Class B	—	—	—	—	85	51,811
Class C	6,346,986	3,209,441	198,854	26,075	1,328,838	3,527,286
Class I	26,178,551	7,961,626	111,054	20,000	2,988,642	16,646,005
Class I2	110,013,882	116,222,380	—	—	83,999,994	28,210,857
Class R6	—	—	—	—	95,376	50,000
149,256,058	135,880,520	986,579	73,650	90,313,601	56,754,685
Dividends and/or distributions reinvested:
Class A	157,722	81,210	2,074	1,097	—	—
Class C	164,045	74,332	114	292	—	—
Class I	293,228	37,806	3,227	1,452	16,326	—
Class I2	14,806,845	10,941,492	437,973	1,079,077	357,775	—
Class R6	—	—	—	—	0	(B)	—
15,421,840	11,134,840	443,388	1,081,918	374,101	—
Cost of shares redeemed:
Class A	(3,980,172)	(5,770,927)	(259,232)	(23,944)	(11,575,516)	(18,818,967)
Class B	—	—	—	—	(385,067)	(1,269,219)
Class C	(2,864,841)	(2,008,937)	(6,138)	(2,000)	(13,274,059)	(16,942,534)
Class I	(14,247,679)	(7,602,138)	—	—	(11,652,148)	(12,899,525)
Class I2	(91,080,529)	(179,094)	(2,000,004)	(183,135,829)	(236,580,436)	(4,364,353)
Class R6	—	—	—	—	(3,370)	—
(112,173,221)	(15,561,096)	(2,265,374)	(183,161,773)	(273,470,596)	(54,294,598)
Automatic conversions:
Class A	—	—	—	—	1,291,130	1,869,065
Class B	—	—	—	—	(1,291,130)	(1,869,065)
—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	52,504,677	131,454,264	(835,407)	(182,006,205)	(182,782,894)	2,460,087
Net increase (decrease) in net assets	57,368,624	127,398,934	3,057,701	(195,239,259)	(184,045,922)	4,311,517

Net assets:
Beginning of year	343,596,596	216,197,662	44,445,088	239,684,347	302,851,712	298,540,195
End of year	$400,965,220	$343,596,596	$47,502,789	$44,445,088	$118,805,790	$302,851,712
Undistributed (distributions in excess of) net investment income (loss)	$51,319	$47,105	$(77,547)	$(219,513)	$2,464,924	$170,959

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

Transamerica Floating Rate	Transamerica Global Bond	Transamerica Global Equity (A)
October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015
Capital share transactions - shares:
Shares issued:
Class A	687,647	854,474	69,226	2,946	174,578	740,198
Class B	—	—	—	—	8	4,547
Class C	649,266	323,025	20,676	2,826	124,362	318,484
Class I	2,676,514	801,748	11,190	2,152	271,356	1,504,326
Class I2	11,116,758	11,676,419	—	—	7,480,842	2,495,861
Class R6	—	—	—	—	8,488	4,299
15,130,185	13,655,666	101,092	7,924	8,059,634	5,067,715
Shares reinvested:
Class A	16,091	8,194	232	115	—	—
Class C	16,727	7,503	13	31	—	—
Class I	29,912	3,814	361	151	1,465	—
Class I2	1,514,593	1,105,199	48,990	112,756	32,116	—
Class R6	—	—	—	—	0	(C)	—
1,577,323	1,124,710	49,596	113,053	33,581	—
Shares redeemed:
Class A	(409,800)	(584,333)	(26,696)	(2,590)	(1,063,953)	(1,690,464)
Class B	—	—	—	—	(36,120)	(114,933)
Class C	(291,736)	(203,222)	(666)	(211)	(1,246,130)	(1,528,107)
Class I	(1,469,567)	(766,650)	—	—	(1,081,021)	(1,153,173)
Class I2	(9,231,212)	(18,222)	(210,971)	(19,590,734)	(21,116,552)	(402,320)
Class R6	—	—	—	—	(297)	—
(11,402,315)	(1,572,427)	(238,333)	(19,593,535)	(24,544,073)	(4,888,997)
Automatic conversions:
Class A	—	—	—	—	118,743	167,509
Class B	—	—	—	—	(120,837)	(169,209)
—	—	—	—	(2,094)	(1,700)
Net increase (decrease) in shares outstanding:
Class A	293,938	278,335	42,762	471	(770,632)	(782,757)
Class B	—	—	—	—	(156,949)	(279,595)
Class C	374,257	127,306	20,023	2,646	(1,121,768)	(1,209,623)
Class I	1,236,859	38,912	11,551	2,303	(808,200)	351,153
Class I2	3,400,139	12,763,396	(161,981)	(19,477,978)	(13,603,594)	2,093,541
Class R6	—	—	—	—	8,191	4,299
5,305,193	13,207,949	(87,645)	(19,472,558)	(16,452,952)	177,018

(A)	Class R6 commenced operations on May 29, 2015.
(B)	Rounds to less than $1 or $(1).
(C)	Rounds to less than 1 or (1) shares.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and year ended:

	Transamerica Global Long/Short Equity (A)	Transamerica Government Money Market (B)		Transamerica Growth (C)
	October 31, 2016	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015
From operations:
Net investment income (loss)	$(177,676)	$11,581	$8,878	$17,942	$(379,002)
Net realized gain (loss)	(1,208,286)	—	—	72,501,714	62,981,460
Net change in unrealized appreciation (depreciation)	233,777	—	—	(78,843,666)	(188,247)
Net increase (decrease) in net assets resulting from operations	(1,152,185)	11,581	8,878	(6,324,010)	62,414,211

Dividends and/or distributions to shareholders:
Net investment income:
Class A	—	(8,004)	(11,048)	—	—
Class B	—	(102)	(443)	—	—
Class C	—	(1,260)	(3,189)	—	—
Class I	—	(1,184)	(3,392)	—	—
Class I2	—	(1,492)	(6,409)	—	—
Class R6	—	—	—	—	—
Total dividends and/or distributions from net investment income	—	(12,042)	(24,481)	—	—
Net realized gains:
Class I2	—	—	—	(62,865,520)	(90,956,059)
Class R6	—	—	—	(6,481)	—
Total dividends and/or distributions from net realized gains	—	—	—	(62,872,001)	(90,956,059)
Total dividends and/or distributions to shareholders	—	(12,042)	(24,481)	(62,872,001)	(90,956,059)

Capital share transactions:
Proceeds from shares sold:
Class A	2,549,060	173,301,868	105,136,614	—	—
Class B	—	480,985	937,635	—	—
Class C	—	19,891,409	19,134,000	—	—
Class I	2,500,625	11,230,378	3,942,587	—	—
Class I2	11,460,964	11,636,932	30,377,897	28,501,624	27,169,904
Class R6	—	—	—	2,574,049	50,000
	16,510,649	216,541,572	159,528,733	31,075,673	27,219,904
Dividends and/or distributions reinvested:
Class A	—	6,714	9,726	—	—
Class B	—	75	393	—	—
Class C	—	1,051	2,853	—	—
Class I	—	1,012	3,226	—	—
Class I2	—	1,478	6,401	62,865,520	90,956,059
Class R6	—	—	—	6,481	—
	—	10,330	22,599	62,872,001	90,956,059
Cost of shares redeemed:
Class A	(50,739)	(87,035,102)	(100,870,681)	—	—
Class B	—	(714,470)	(1,385,501)	—	—
Class C	—	(19,203,264)	(21,814,290)	—	—
Class I	—	(8,576,090)	(4,738,989)	—	—
Class I2	(6,443,369)	(34,928,839)	(26,658,848)	(169,548,845)	(102,140,398)
Class R6	—	—	—	(444,543)	—
	(6,494,108)	(150,457,765)	(155,468,309)	(169,993,388)	(102,140,398)
Automatic conversions:
Class A	—	801,915	954,523	—	—
Class B	—	(801,915)	(954,523)	—	—
	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	10,016,541	66,094,137	4,083,023	(76,045,714)	16,035,565
Net increase (decrease) in net assets	8,864,356	66,093,676	4,067,420	(145,241,725)	(12,506,283)

Net assets:
Beginning of period/year	—	183,224,254	179,156,834	516,920,128	529,426,411
End of period/year	$8,864,356	$249,317,930	$183,224,254	$371,678,403	$516,920,128
Undistributed (distributions in excess of) net investment income (loss)	$(120,683)	$(1)	$460	$—	$(496,910)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and year ended:

	Transamerica Global Long/Short Equity (A)	Transamerica Government Money Market (B)		Transamerica Growth (C)
	October 31, 2016	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015
Capital share transactions - shares:
Shares issued:
Class A	255,491	173,301,868	105,136,614	—	—
Class B	—	480,985	937,635	—	—
Class C	—	19,891,409	19,134,000	—	—
Class I	250,067	11,230,378	3,942,587	—	—
Class I2	1,170,117	11,636,932	30,377,897	2,365,987	1,853,990
Class R6	—	—	—	207,033	3,427
	1,675,675	216,541,572	159,528,733	2,573,020	1,857,417
Shares reinvested:
Class A	—	6,714	9,726	—	—
Class B	—	75	393	—	—
Class C	—	1,051	2,853	—	—
Class I	—	1,012	3,226	—	—
Class I2	—	1,478	6,401	4,773,388	6,707,674
Class R6	—	—	—	492	—
	—	10,330	22,599	4,773,880	6,707,674
Shares redeemed:
Class A	(5,423)	(87,035,101)	(100,870,681)	—	—
Class B	—	(714,470)	(1,385,501)	—	—
Class C	—	(19,203,264)	(21,814,290)	—	—
Class I	—	(8,576,090)	(4,738,989)	—	—
Class I2	(700,000)	(34,928,839)	(26,658,848)	(13,089,193)	(6,963,215)
Class R6	—	—	—	(35,224)	—
	(705,423)	(150,457,764)	(155,468,309)	(13,124,417)	(6,963,215)
Automatic conversions:
Class A	—	801,915	954,523	—	—
Class B	—	(801,915)	(954,523)	—	—
	—	—	—	—	—
Net increase (decrease) in shares outstanding:
Class A	250,068	87,075,396	5,230,182	—	—
Class B	—	(1,035,325)	(1,401,996)	—	—
Class C	—	689,196	(2,677,437)	—	—
Class I	250,067	2,655,300	(793,176)	—	—
Class I2	470,117	(23,290,429)	3,725,450	(5,949,818)	1,598,449
Class R6	—	—	—	172,301	3,427
	970,252	66,094,138	4,083,023	(5,777,517)	1,601,876

(A)	Commenced operations on November 30, 2015.
(B)	Formerly, Transamerica Money Market.
(C)	Class R6 commenced operations on May 29, 2015.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica High Yield Bond (A)		Transamerica High Yield Muni (B)		Transamerica Income & Growth
	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015
From operations:
Net investment income (loss)	$61,084,759	$65,083,014	$2,566,738	$708,500	$11,822,524	$29,753,901
Net realized gain (loss)	(17,266,273)	(4,945,413)	1,382,422	335,938	(11,756,929)	(58,459,034)
Net change in unrealized appreciation (depreciation)	38,797,499	(66,012,886)	1,034,364	258,480	7,783,599	(20,665,008)
Net increase (decrease) in net assets resulting from operations	82,615,985	(5,875,285)	4,983,524	1,302,918	7,849,194	(49,370,141)

Dividends and/or distributions to shareholders:
Net investment income:
Class A	(6,346,434)	(7,305,489)	(1,292,693)	(304,605)	(1,609,141)	(2,062,874)
Class B	(148,598)	(230,662)	—	—	—	—
Class C	(2,602,691)	(2,843,338)	(178,050)	(59,332)	(2,473,910)	(2,668,529)
Class I	(7,042,288)	(9,482,140)	(1,104,677)	(336,060)	(1,468,262)	(2,349,988)
Class I2	(45,126,367)	(45,085,082)	(27)	—	(6,986,885)	(17,019,656)
Class R6	(106,118)	(1,165)	—	—	—	—
Total dividends and/or distributions from net investment income	(61,372,496)	(64,947,876)	(2,575,447)	(699,997)	(12,538,198)	(24,101,047)
Net realized gains:
Class A	—	(1,686,828)	(175,791)	(181,320)	—	—
Class B	—	(79,485)	—	—	—	—
Class C	—	(865,505)	(23,889)	(56,774)	—	—
Class I	—	(3,594,493)	(144,982)	(169,446)	—	—
Class I2	—	(10,708,487)	—	—	—	—
Class R6	—	—	—	—	—	—
Total dividends and/or distributions from net realized gains	—	(16,934,798)	(344,662)	(407,540)	—	—
Return of capital:
Class A	—	—	—	—	—	(465,758)
Class C	—	—	—	—	—	(602,504)
Class I	—	—	—	—	—	(530,583)
Class I2	—	—	—	—	—	(3,842,720)
Total dividends and/or distributions from return of capital	—	—	—	—	—	(5,441,565)
Total dividends and/or distributions to shareholders	(61,372,496)	(81,882,674)	(2,920,109)	(1,107,537)	(12,538,198)	(29,542,612)

Capital share transactions:
Proceeds from shares sold:
Class A	86,915,396	130,399,413	65,385,444	28,337,037	4,447,611	27,174,641
Class B	15,166	72,640	—	—	—	—
Class C	10,097,796	18,807,150	10,609,547	2,897,889	3,700,852	36,793,898
Class I	126,044,148	235,988,326	56,710,636	23,485,480	5,407,443	34,948,973
Class I2	371,593,975	251,445,300	10,000	—	6,010,005	10,000,000
Class R6	4,052,613	50,000	—	—	—	—
	598,719,094	636,762,829	132,715,627	54,720,406	19,565,911	108,917,512
Dividends and/or distributions reinvested:
Class A	5,774,528	8,311,624	1,424,015	417,121	1,491,344	2,105,684
Class B	138,889	299,227	—	—	—	—
Class C	2,311,235	3,312,263	195,297	115,125	2,230,580	2,832,317
Class I	6,344,862	12,017,750	1,204,988	505,506	1,294,340	2,505,030
Class I2	44,551,954	55,793,569	24	—	6,986,885	20,860,905
Class R6	103,809	1,165	—	—	—	—
	59,225,277	79,735,598	2,824,324	1,037,752	12,003,149	28,303,936
Cost of shares redeemed:
Class A	(107,639,895)	(137,487,787)	(33,823,753)	(8,592,197)	(24,235,984)	(41,104,006)
Class B	(1,057,467)	(2,041,786)	—	—	—	—
Class C	(19,142,024)	(28,275,728)	(969,857)	(719,353)	(36,233,614)	(29,232,374)
Class I	(107,729,505)	(413,975,492)	(21,979,962)	(10,081,049)	(30,029,610)	(52,612,310)
Class I2	(261,655,724)	(264,683,652)	—	—	(374,472,205)	(277,108,101)
Class R6	(273,677)	—	—	—	—	—
	(497,498,292)	(846,464,445)	(56,773,572)	(19,392,599)	(464,971,413)	(400,056,791)
Automatic conversions:
Class A	331,940	389,192	—	—	—	—
Class B	(331,940)	(389,192)	—	—	—	—
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	160,446,079	(129,966,018)	78,766,379	36,365,559	(433,402,353)	(262,835,343)
Net increase (decrease) in net assets	181,689,568	(217,723,977)	80,829,794	36,560,940	(438,091,357)	(341,748,096)

Net assets:
Beginning of year	1,105,581,868	1,323,305,845	47,493,253	10,932,313	551,865,917	893,614,013
End of year	$1,287,271,436	$1,105,581,868	$128,323,047	$47,493,253	$113,774,560	$551,865,917
Undistributed (distributions in excess of) net investment income (loss)	$(165,335)	$119,844	$—	$—	$3,458,169	$4,928,913

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica High Yield Bond (A)		Transamerica High Yield Muni (B)		Transamerica Income & Growth
	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015
Capital share transactions - shares:
Shares issued:
Class A	10,094,016	13,981,462	5,536,103	2,487,546	472,895	2,564,711
Class B	1,713	7,701	—	—	—	—
Class C	1,183,150	2,025,005	892,790	254,359	401,785	3,481,209
Class I	14,556,872	25,064,540	4,773,542	2,067,343	575,095	3,297,230
Class I2	41,949,270	26,679,075	826	—	638,643	913,242
Class R6	459,883	5,230	—	—	—	—
	68,244,904	67,763,013	11,203,261	4,809,248	2,088,418	10,256,392
Shares reinvested:
Class A	666,843	891,984	120,189	37,003	159,756	207,304
Class B	16,092	32,089	—	—	—	—
Class C	268,400	357,544	16,438	10,232	239,707	280,711
Class I	720,584	1,276,194	101,483	44,800	138,423	244,767
Class I2	5,085,661	5,946,117	2	—	754,828	2,031,683
Class R6	11,574	127	—	—	—	—
	6,769,154	8,504,055	238,112	92,035	1,292,714	2,764,465
Shares redeemed:
Class A	(12,359,150)	(14,662,330)	(2,854,222)	(763,040)	(2,621,772)	(4,007,368)
Class B	(122,724)	(219,062)	—	—	—	—
Class C	(2,226,483)	(3,044,264)	(81,548)	(63,524)	(3,919,262)	(2,883,430)
Class I	(12,358,272)	(43,605,928)	(1,844,434)	(889,769)	(3,236,984)	(5,103,988)
Class I2	(29,452,025)	(28,072,299)	—	—	(39,053,070)	(25,796,053)
Class R6	(30,432)	—	—	—	—	—
	(56,549,086)	(89,603,883)	(4,780,204)	(1,716,333)	(48,831,088)	(37,790,839)
Automatic conversions:
Class A	38,306	41,736	—	—	—	—
Class B	(38,295)	(41,729)	—	—	—	—
	11	7	—	—	—	—
Net increase (decrease) in shares outstanding:
Class A	(1,559,985)	252,852	2,802,070	1,761,509	(1,989,121)	(1,235,353)
Class B	(143,214)	(221,001)	—	—	—	—
Class C	(774,933)	(661,715)	827,680	201,067	(3,277,770)	878,490
Class I	2,919,184	(17,265,194)	3,030,591	1,222,374	(2,523,466)	(1,561,991)
Class I2	17,582,906	4,552,893	828	—	(37,659,599)	(22,851,128)
Class R6	441,025	5,357	—	—	—	—
	18,464,983	(13,336,808)	6,661,169	3,184,950	(45,449,956)	(24,769,982)

(A)	Class R6 commenced operations on July 25, 2016.
(B)	Class I2 commenced operations on September 30, 2016.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Inflation Opportunities (A)		Transamerica Intermediate Muni (B) (C)		Transamerica International Equity (D)
	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015
From operations:
Net investment income (loss)	$1,823,028	$494,262	$16,790,893	$3,125,098	$57,784,819	$34,696,145
Net realized gain (loss)	(3,788,584)	(2,156,580)	7,888,022	2,192,948	4,959,762	10,732,949
Net change in unrealized appreciation (depreciation)	9,766,908	(6,006,191)	2,352,399	3,204,057	(54,329,865)	(24,986,410)
Net increase (decrease) in net assets resulting from operations	7,801,352	(7,668,509)	27,031,314	8,522,103	8,414,716	20,442,684

Dividends and/or distributions to shareholders:
Net investment income:
Class A	—	(432)	(5,158,528)	(1,193,475)	(5,429,157)	(2,282,829)
Class C	—	(251)	(1,564,162)	(253,001)	(801,585)	(337,761)
Class I	—	(500)	(10,200,756)	(1,637,748)	(23,123,213)	(11,479,675)
Class I2	—	(476,915)	(17)	—	(11,904,155)	(10,145,805)
Class R6	—	—	—	—	(631)	—
Total dividends and/or distributions from net investment income	—	(478,098)	(16,923,463)	(3,084,224)	(41,258,741)	(24,246,070)
Net realized gains:
Class A	—	(295)	(676,003)	(541,063)	(1,611,311)	(2,190,966)
Class C	—	(385)	(290,626)	(157,597)	(341,847)	(608,013)
Class I	—	(273)	(1,223,637)	(327,944)	(5,929,708)	(10,166,976)
Class I2	—	(241,694)	—	—	(2,944,816)	(8,725,708)
Class R6	—	—	—	—	(264)	—
Total dividends and/or distributions from net realized gains	—	(242,647)	(2,190,266)	(1,026,604)	(10,827,946)	(21,691,663)
Return of capital:
Class A	—	(317)	—	—	—	—
Class C	—	(185)	—	—	—	—
Class I	—	(368)	—	—	—	—
Class I2	—	(351,109)	—	—	—	—
Total dividends and/or distributions from return of capital	—	(351,979)	—	—	—	—
Total dividends and/or distributions to shareholders	—	(1,072,724)	(19,113,729)	(4,110,828)	(52,086,687)	(45,937,733)

Capital share transactions:
Proceeds from shares sold:
Class A	137,026	296,022	380,906,254	95,937,835	195,654,376	243,479,919
Class C	137,586	100,122	165,589,788	39,693,636	19,533,495	35,633,107
Class I	1,069,145	1,100	730,095,426	217,870,711	1,242,491,556	874,805,178
Class I2	11,509,401	22,953,087	10,000	—	1,196,014,688	48,714,134
Class R6	50,000	—	—	—	56,955,442	50,000
	12,903,158	23,350,331	1,276,601,468	353,502,182	2,710,649,557	1,202,682,338
Dividends and/or distributions reinvested:
Class A	—	1,044	5,396,792	1,628,460	6,867,831	4,355,695
Class C	—	821	1,605,573	376,684	826,180	606,869
Class I	—	1,141	7,634,089	1,458,940	27,122,300	20,240,425
Class I2	—	1,069,718	17	—	14,848,971	18,871,513
Class R6	—	—	—	—	895	—
	—	1,072,724	14,636,471	3,464,084	49,666,177	44,074,502
Cost of shares redeemed:
Class A	(32,646)	(64,889)	(79,225,200)	(17,430,750)	(126,032,002)	(57,365,650)
Class C	(8,058)	(92,470)	(15,890,481)	(3,002,637)	(18,450,028)	(9,874,430)
Class I	(4,147)	(9,991)	(124,836,936)	(28,395,017)	(726,233,939)	(404,045,204)
Class I2	(75,205,014)	(26,237,377)	—	—	(86,215,686)	(82,434,259)
Class R6	—	—	—	—	(513,256)	—
	(75,249,865)	(26,404,727)	(219,952,617)	(48,828,404)	(957,444,911)	(553,719,543)
Net increase (decrease) in net assets resulting from capital share transactions	(62,346,707)	(1,981,672)	1,071,285,322	308,137,862	1,802,870,823	693,037,297
Net increase (decrease) in net assets	(54,545,355)	(10,722,905)	1,079,202,907	312,549,137	1,759,198,852	667,542,248

Net assets:
Beginning of year	235,947,642	246,670,547	380,490,333	67,941,196	1,928,984,276	1,261,442,028
End of year	$181,402,287	$235,947,642	$1,459,693,240	$380,490,333	$3,688,183,128	$1,928,984,276
Undistributed (distributions in excess of) net investment income (loss)	$(58,920)	$(1,247,076)	$—	$43,635	$43,561,094	$28,271,077

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Inflation Opportunities (A)		Transamerica Intermediate Muni (B) (C)		Transamerica International Equity (D)
	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015
Capital share transactions - shares:
Shares issued:
Class A	14,079	30,388	32,858,118	8,572,175	11,985,467	13,881,289
Class C	14,340	10,331	14,324,230	3,554,301	1,223,719	2,034,850
Class I	106,595	113	62,744,571	19,418,277	77,694,866	49,758,628
Class I2	1,187,564	2,350,014	849	—	73,617,452	2,704,182
Class R6	5,040	—	—	—	3,395,894	2,681
	1,327,618	2,390,846	109,927,768	31,544,753	167,917,398	68,381,630
Shares reinvested:
Class A	—	107	465,878	146,287	413,476	258,039
Class C	—	84	139,018	33,926	50,285	36,296
Class I	—	116	655,358	130,259	1,615,384	1,187,818
Class I2	—	108,870	1	—	883,867	1,106,834
Class R6	—	—	—	—	53	—
	—	109,177	1,260,255	310,472	2,963,065	2,588,987
Shares redeemed:
Class A	(3,385)	(6,659)	(6,825,529)	(1,561,313)	(7,770,297)	(3,256,174)
Class C	(824)	(9,597)	(1,370,009)	(269,342)	(1,159,978)	(574,003)
Class I	(436)	(1,019)	(10,699,898)	(2,530,471)	(45,786,565)	(23,537,765)
Class I2	(7,845,514)	(2,686,686)	—	—	(5,306,738)	(4,694,656)
Class R6	—	—	—	—	(30,929)	—
	(7,850,159)	(2,703,961)	(18,895,436)	(4,361,126)	(60,054,507)	(32,062,598)
Net increase (decrease) in shares outstanding:
Class A	10,694	23,836	26,498,467	7,157,149	4,628,646	10,883,154
Class C	13,516	818	13,093,239	3,318,885	114,026	1,497,143
Class I	106,159	(790)	52,700,031	17,018,065	33,523,685	27,408,681
Class I2	(6,657,950)	(227,802)	850	—	69,194,581	(883,640)
Class R6	5,040	—	—	—	3,365,018	2,681
	(6,522,541)	(203,938)	92,292,587	27,494,099	110,825,956	38,908,019

(A)	Class R6 commenced operations on July 25, 2016.
(B)	Formerly, Transamerica Enhanced Muni.
(C)	Class I2 commenced operations on September 30, 2016.
(D)	Class R6 commenced operations on May 29, 2015.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica International Small Cap Value		Transamerica Large Cap Value (A)		Transamerica Mid Cap Growth
	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015
From operations:
Net investment income (loss)	$19,574,108	$15,346,327	$30,510,316	$28,980,677	$61,033	$424,314
Net realized gain (loss)	6,301,600	31,988,118	163,915,086	189,349,064	(12,943,547)	(2,168,310)
Net change in unrealized appreciation (depreciation)	(51,019,115)	13,170,480	(7,839,682)	(112,051,884)	16,582,662	(13,941,411)
Net increase (decrease) in net assets resulting from operations	(25,143,407)	60,504,925	186,585,720	106,277,857	3,700,148	(15,685,407)

Dividends and/or distributions to shareholders:
Net investment income:
Class A	—	—	(455,743)	(317,684)	—	(1,695)
Class C	—	—	(78,272)	(49,190)	—	—
Class I	(8,366,689)	(4,376,955)	(401,391)	(183,341)	—	(1,526)
Class I2	(14,268,643)	(7,820,800)	(28,828,968)	(28,184,418)	—	(617,589)
Class R6	—	—	(12,018)	(413)	—	—
Total dividends and/or distributions from net investment income	(22,635,332)	(12,197,755)	(29,776,392)	(28,735,046)	—	(620,810)
Net realized gains:
Class A	—	—	(3,073,830)	(2,592,085)	—	(536)
Class C	—	—	(1,175,209)	(796,138)	—	(328)
Class I	(12,415,086)	(2,279,816)	(1,689,010)	(1,106,899)	—	(333)
Class I2	(20,393,414)	(3,974,087)	(185,773,195)	(151,428,785)	—	(115,706)
Class R6	—	—	(5,276)	—	—	—
Total dividends and/or distributions from net realized gains	(32,808,500)	(6,253,903)	(191,716,520)	(155,923,907)	—	(116,903)
Return of capital:
Class A	—	—	—	—	—	(503)
Class C	—	—	—	—	—	(9)
Class I	—	—	—	—	—	(450)
Class I2	—	—	—	—	—	(181,258)
Total dividends and/or distributions from return of capital	—	—	—	—	—	(182,220)
Total dividends and/or distributions to shareholders	(55,443,832)	(18,451,658)	(221,492,912)	(184,658,953)	—	(919,933)

Capital share transactions:
Proceeds from shares sold:
Class A	—	—	62,609,005	16,164,055	3,272,986	3,043,612
Class C	—	—	13,538,354	4,628,987	108,326	745,508
Class I	52,840,028	211,349,142	55,889,450	6,829,851	89,890	127,177
Class I2	71,363,471	83,051,699	197,206,161	198,623,628	170,000,011	344,013,549
Class R6	—	—	3,532,142	50,000	—	—
	124,203,499	294,400,841	332,775,112	226,296,521	173,471,213	347,929,846
Dividends and/or distributions reinvested:
Class A	—	—	3,372,857	2,818,796	—	2,733
Class C	—	—	799,946	480,684	—	337
Class I	20,599,383	6,398,531	1,088,792	665,967	—	2,308
Class I2	34,662,057	11,794,887	214,471,738	179,613,203	—	914,553
Class R6	—	—	17,294	413	—	—
	55,261,440	18,193,418	219,750,627	183,579,063	—	919,931
Cost of shares redeemed:
Class A	—	—	(24,574,709)	(17,615,930)	(983,974)	(710,871)
Class C	—	—	(2,877,936)	(2,995,590)	(384,541)	(42,288)
Class I	(134,229,003)	(82,400,882)	(16,306,606)	(5,325,311)	(165,243)	—
Class I2	(216,937,343)	(53,207,956)	(297,513,894)	(223,147,346)	(410,569,301)	(6,318,634)
Class R6	—	—	(255,200)	—	—	—
	(351,166,346)	(135,608,838)	(341,528,345)	(249,084,177)	(412,103,059)	(7,071,793)
Net increase (decrease) in net assets resulting from capital share transactions	(171,701,407)	176,985,421	210,997,394	160,791,407	(238,631,846)	341,777,984
Net increase (decrease) in net assets	(252,288,646)	219,038,688	176,090,202	82,410,311	(234,931,698)	325,172,644

Net assets:
Beginning of year	966,266,341	747,227,653	1,876,308,829	1,793,898,518	381,419,359	56,246,715
End of year	$713,977,695	$966,266,341	$2,052,399,031	$1,876,308,829	$146,487,661	$381,419,359
Undistributed (distributions in excess of) net investment income (loss)	$10,490,933	$11,752,913	$3,575,539	$245,631	$—	$(196,496)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica International Small Cap Value		Transamerica Large Cap Value (A)		Transamerica Mid Cap Growth
	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015
Capital share transactions - shares:
Shares issued:
Class A	—	—	5,166,040	1,274,941	298,716	255,935
Class C	—	—	1,117,028	366,449	10,144	61,928
Class I	4,736,802	18,056,372	4,613,055	545,326	7,843	10,626
Class I2	6,558,243	6,563,017	16,619,885	15,361,893	14,650,687	28,510,798
Class R6	—	—	289,437	3,825	—	—
	11,295,045	24,619,389	27,805,445	17,552,434	14,967,390	28,839,287
Shares reinvested:
Class A	—	—	293,297	224,026	—	241
Class C	—	—	69,942	38,232	—	30
Class I	1,792,810	563,747	93,997	52,671	—	203
Class I2	3,011,473	1,038,283	18,604,051	14,219,190	—	80,365
Class R6	—	—	1,448	33	—	—
	4,804,283	1,602,030	19,062,735	14,534,152	—	80,839
Shares redeemed:
Class A	—	—	(2,143,996)	(1,397,728)	(88,489)	(60,338)
Class C	—	—	(239,613)	(235,459)	(34,552)	(3,718)
Class I	(12,146,086)	(7,128,949)	(1,370,411)	(416,037)	(14,816)	—
Class I2	(19,168,028)	(4,504,476)	(24,898,732)	(17,426,172)	(35,543,012)	(547,817)
Class R6	—	—	(21,766)	—	—	—
	(31,314,114)	(11,633,425)	(28,674,518)	(19,475,396)	(35,680,869)	(611,873)
Net increase (decrease) in shares outstanding:
Class A	—	—	3,315,341	101,239	210,227	195,838
Class C	—	—	947,357	169,222	(24,408)	58,240
Class I	(5,616,474)	11,491,170	3,336,641	181,960	(6,973)	10,829
Class I2	(9,598,312)	3,096,824	10,325,204	12,154,911	(20,892,325)	28,043,346
Class R6	—	—	269,119	3,858	—	—
	(15,214,786)	14,587,994	18,193,662	12,611,190	(20,713,479)	28,308,253

(A)	Class R6 commenced operations on May 29, 2015.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Mid Cap Value Opportunities (A)		Transamerica MLP & Energy Income		Transamerica Multi-Cap Growth (B)
	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015
From operations:
Net investment income (loss)	$10,078,528	$6,000,260	$17,928,054	$20,300,144	$(77,758)	$(3,634,070)
Net realized gain (loss)	55,830,417	10,217,128	(142,436,292)	(67,261,128)	48,733,525	28,329,493
Net change in unrealized appreciation (depreciation)	33,045,922	13,943,292	147,850,936	(160,639,421)	(81,621,575)	(73,071,191)
Net increase (decrease) in net assets resulting from operations	98,954,867	30,160,680	23,342,698	(207,600,405)	(32,965,808)	(48,375,768)

Dividends and/or distributions to shareholders:
Net investment income:
Class A	(282,154)	(7,810)	(1,418,557)	(540,663)	—	(155)
Class B	—	—	—	—	—	—
Class C	(11,762)	(343)	(882,602)	(322,318)	—	—
Class I	(2,001,904)	(25,996)	(1,711,097)	(889,628)	—	—
Class I2	(6,368,105)	(923,303)	(15,383,168)	(4,592,770)	—	(586,179)
Total dividends and/or distributions from net investment income	(8,663,925)	(957,452)	(19,395,424)	(6,345,379)	—	(586,334)
Net realized gains:
Class A	(543,178)	(16,836)	—	(408,686)	(6,515,914)	(11,148,928)
Class B	—	—	—	—	(228,293)	(483,562)
Class C	(36,657)	(2,228)	—	(337,331)	(1,111,819)	(1,618,720)
Class I	(3,545,366)	(56,881)	—	(681,287)	(4,188,981)	(6,597,502)
Class I2	(11,017,637)	(1,885,185)	—	(3,381,510)	(17,545,117)	(59,751,141)
Total dividends and/or distributions from net realized gains	(15,142,838)	(1,961,130)	—	(4,808,814)	(29,590,124)	(79,599,853)
Return of capital:
Class A	—	—	—	(1,161,349)	—	—
Class C	—	—	—	(692,343)	—	—
Class I	—	—	—	(1,910,931)	—	—
Class I2	—	—	—	(9,865,320)	—	—
Total dividends and/or distributions from return of capital	—	—	—	(13,629,943)	—	—
Total dividends and/or distributions to shareholders	(23,806,763)	(2,918,582)	(19,395,424)	(24,784,136)	(29,590,124)	(80,186,187)

Capital share transactions:
Proceeds from shares sold:
Class A	74,980,447	19,486,160	16,418,169	38,945,134	4,524,772	4,102,067
Class B	—	—	—	—	83	9,842
Class C	6,178,890	1,032,835	5,375,532	16,613,619	627,291	923,882
Class I	184,395,749	140,497,546	32,556,738	63,319,621	3,690,475	2,828,040
Class I2	297,239,475	288,655,022	220,449,129	232,298,091	11,672,912	54,111,965
Class R6	50,000	—	—	—	—	—
	562,844,561	449,671,563	274,799,568	351,176,465	20,515,533	61,975,796
Dividends and/or distributions reinvested:
Class A	824,263	24,646	1,203,777	1,838,211	6,420,206	11,019,702
Class B	—	—	—	—	225,447	480,471
Class C	48,211	2,571	607,483	889,626	1,064,102	1,575,527
Class I	5,544,525	77,908	936,423	2,108,793	4,149,339	6,547,917
Class I2	17,347,629	2,808,488	15,381,456	17,839,600	17,545,117	60,337,320
	23,764,628	2,913,613	18,129,139	22,676,230	29,404,211	79,960,937
Cost of shares redeemed:
Class A	(21,910,651)	(1,774,683)	(19,755,231)	(36,411,803)	(22,007,371)	(28,385,153)
Class B	—	—	—	—	(242,845)	(375,881)
Class C	(560,328)	(99,168)	(10,697,693)	(14,663,379)	(2,027,710)	(2,435,107)
Class I	(50,041,009)	(4,863,783)	(48,566,786)	(81,577,004)	(10,286,069)	(11,654,934)
Class I2	(518,194,012)	(12,696,970)	(329,581,656)	(208,553,949)	(141,074,514)	(305,076,118)
	(590,706,000)	(19,434,604)	(408,601,366)	(341,206,135)	(175,638,509)	(347,927,193)
Automatic conversions:
Class A	—	—	—	—	650,864	1,127,495
Class B	—	—	—	—	(650,864)	(1,127,495)
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(4,096,811)	433,150,572	(115,672,659)	32,646,560	(125,718,765)	(205,990,460)
Net increase (decrease) in net assets	71,051,293	460,392,670	(111,725,385)	(199,737,981)	(188,274,697)	(334,552,415)

Net assets:
Beginning of year	633,522,400	173,129,730	494,245,745	693,983,726	447,009,259	781,561,674
End of year	$704,573,693	$633,522,400	$382,520,360	$494,245,745	$258,734,562	$447,009,259
Undistributed (distributions in excess of) net investment income (loss)	$6,547,320	$5,102,330	$(2,158,781)	$8,535,486	$—	$(2,887,258)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Mid Cap Value Opportunities (A)		Transamerica MLP & Energy Income		Transamerica Multi-Cap Growth (B)
	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015
Capital share transactions - shares:
Shares issued:
Class A	6,612,071	1,742,759	2,532,438	3,870,605	588,717	412,946
Class B	—	—	—	—	25	1,067
Class C	542,355	92,296	825,662	1,648,766	96,054	107,516
Class I	16,136,058	12,824,558	4,671,021	6,328,000	443,620	261,560
Class I2	28,974,260	26,151,928	34,817,422	24,603,773	1,473,516	4,907,502
Class R6	4,212	—	—	—	—	—
	52,268,956	40,811,541	42,846,543	36,451,144	2,601,932	5,690,591
Shares reinvested:
Class A	76,321	2,253	169,230	188,817	759,788	1,109,738
Class B	—	—	—	—	32,345	56,995
Class C	4,476	235	85,848	91,587	151,151	185,356
Class I	512,433	7,114	133,485	214,575	454,473	616,565
Class I2	1,601,812	256,483	2,221,051	1,819,363	1,898,822	5,623,236
	2,195,042	266,085	2,609,614	2,314,342	3,296,579	7,591,890
Shares redeemed:
Class A	(1,940,306)	(158,011)	(2,875,873)	(3,725,449)	(2,907,752)	(3,004,065)
Class B	—	—	—	—	(36,981)	(43,805)
Class C	(49,555)	(8,772)	(1,587,966)	(1,539,833)	(316,016)	(284,672)
Class I	(4,410,932)	(440,130)	(7,586,189)	(8,233,644)	(1,200,970)	(1,076,152)
Class I2	(44,157,764)	(1,138,893)	(45,215,506)	(22,773,965)	(14,572,407)	(27,586,937)
	(50,558,557)	(1,745,806)	(57,265,534)	(36,272,891)	(19,034,126)	(31,995,631)
Automatic conversions:
Class A	—	—	—	—	82,794	112,936
Class B	—	—	—	—	(100,342)	(133,091)
	—	—	—	—	(17,548)	(20,155)
Net increase (decrease) in shares outstanding:
Class A	4,748,086	1,587,001	(174,205)	333,973	(1,476,453)	(1,368,445)
Class B	—	—	—	—	(104,953)	(118,834)
Class C	497,276	83,759	(676,456)	200,520	(68,811)	8,200
Class I	12,237,559	12,391,542	(2,781,683)	(1,691,069)	(302,877)	(198,027)
Class I2	(13,581,692)	25,269,518	(8,177,033)	3,649,171	(11,200,069)	(17,056,199)
Class R6	4,212	—	—	—	—	—
	3,905,441	39,331,820	(11,809,377)	2,492,595	(13,153,163)	(18,733,305)

(A)	Class R6 commenced operations on July 25, 2016.
(B)	Formerly, Transamerica Growth Opportunities.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Multi-Managed Balanced (A)		Transamerica Short-Term Bond (A)		Transamerica Small Cap Core
	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015
From operations:
Net investment income (loss)	$6,201,496	$4,822,940	$61,940,498	$74,745,160	$812,292	$2,408,197
Net realized gain (loss)	3,136,586	14,300,980	(22,360,763)	1,329,386	(10,315,697)	(2,622,605)
Net change in unrealized appreciation (depreciation)	13,658,022	(6,664,988)	36,065,889	(55,565,480)	14,516,517	(17,652,356)
Net increase (decrease) in net assets resulting from operations	22,996,104	12,458,932	75,645,624	20,509,066	5,013,112	(17,866,764)

Dividends and/or distributions to shareholders:
Net investment income:
Class A	(2,999,475)	(1,950,062)	(17,809,230)	(20,591,542)	(18,700)	(1,275)
Class B	(695)	(3,521)	—	—	—	—
Class C	(668,965)	(611,059)	(8,375,961)	(10,202,687)	(6,740)	—
Class I	(2,550,239)	(2,525,751)	(18,688,541)	(17,994,300)	(20,100)	(4,391)
Class I2	—	—	(16,734,521)	(30,520,106)	(2,487,433)	(1,421,660)
Class R6	(24,055)	(347)	(5,352)	(501)	—	—
Total dividends and/or distributions from net investment income	(6,243,429)	(5,090,740)	(61,613,605)	(79,309,136)	(2,532,973)	(1,427,326)
Net realized gains:
Class A	(5,133,421)	(8,043,419)	—	(2,212,685)	—	(7,159)
Class B	(116,857)	(296,077)	—	—	—	—
Class C	(4,536,475)	(6,369,742)	—	(1,794,239)	—	(9,590)
Class I	(4,704,975)	(8,141,857)	—	(1,776,307)	—	(15,428)
Class I2	—	—	—	(3,124,732)	—	(4,435,892)
Class R6	(1,151)	—	—	—	—	—
Total dividends and/or distributions from net realized gains	(14,492,879)	(22,851,095)	—	(8,907,963)	—	(4,468,069)
Return of capital:
Class A	—	—	(2,208,329)	—	—	—
Class C	—	—	(1,038,612)	—	—	—
Class I	—	—	(2,317,364)	—	—	—
Class I2	—	—	(2,075,066)	—	—	—
Class R6	—	—	(665)	—	—	—
Total dividends and/or distributions from return of capital	—	—	(7,640,036)	—	—	—
Total dividends and/or distributions to shareholders	(20,736,308)	(27,941,835)	(69,253,641)	(88,217,099)	(2,532,973)	(5,895,395)
Capital share transactions:
Proceeds from shares sold:
Class A	230,420,224	69,839,004	331,648,362	363,746,990	1,525,067	401,364
Class B	244,375	752,286	—	—	—	—
Class C	52,693,240	78,282,487	80,758,395	107,636,904	18,505	105,820
Class I	52,367,325	69,660,484	596,619,617	496,675,967	520,830	304,498
Class I2	—	—	127,916,920	203,155,430	21,385,657	51,362,923
Class R6	6,289,794	50,000	328,734	50,000	—	—
	342,014,958	218,584,261	1,137,272,028	1,171,265,291	23,450,059	52,174,605
Dividends and/or distributions reinvested:
Class A	7,875,169	9,628,215	18,168,207	20,313,241	18,700	8,434
Class B	116,154	290,218	—	—	—	—
Class C	4,780,473	6,409,532	8,187,482	10,317,781	6,740	9,590
Class I	6,730,902	10,301,269	16,605,635	15,341,047	20,100	19,819
Class I2	—	—	18,771,805	33,583,233	2,484,249	5,857,552
Class R6	25,206	347	5,926	482	—	—
	19,527,904	26,629,581	61,739,055	79,555,784	2,529,789	5,895,395
Cost of shares redeemed:
Class A	(45,724,032)	(39,941,859)	(394,083,690)	(402,643,887)	(851,956)	(102,387)
Class B	(570,562)	(578,066)	—	—	—	—
Class C	(34,333,226)	(27,626,476)	(190,637,158)	(230,480,659)	(886)	(87,609)
Class I	(49,929,061)	(51,985,787)	(458,815,981)	(480,181,920)	(108,442)	(157,032)
Class I2	—	—	(1,086,687,029)	(391,333,420)	(225,038,627)	(8,994,397)
Class R6	(65,953)	—	(15,967)	—	—	—
	(130,622,834)	(120,132,188)	(2,130,239,825)	(1,504,639,886)	(225,999,911)	(9,341,425)
Automatic conversions:
Class A	1,634,891	1,501,058	—	—	—	—
Class B	(1,634,891)	(1,501,058)	—	—	—	—
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	230,920,028	125,081,654	(931,228,742)	(253,818,811)	(200,020,063)	48,728,575
Net increase (decrease) in net assets	233,179,824	109,598,751	(924,836,759)	(321,526,844)	(197,539,924)	24,966,416

Net assets:
Beginning of year	600,134,577	490,535,826	3,743,122,967	4,064,649,811	237,187,055	212,220,639
End of year	$833,314,401	$600,134,577	$2,818,286,208	$3,743,122,967	$39,647,131	$237,187,055
Undistributed (distributions in excess of) net investment income (loss)	$877,615	$—	$(673,147)	$(718,626)	$39,317	$1,818,166

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Multi-Managed Balanced (A)		Transamerica Short-Term Bond (A)		Transamerica Small Cap Core
	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015
Capital share transactions - shares:
Shares issued:
Class A	9,354,912	2,793,515	32,624,334	35,381,288	155,321	40,465
Class B	10,231	30,083	—	—	—	—
Class C	2,193,295	3,176,637	7,966,545	10,493,670	1,943	10,146
Class I	2,121,445	2,783,361	59,718,529	49,207,796	55,970	29,195
Class I2	—	—	12,794,490	20,118,062	2,161,329	4,787,958
Class R6	252,400	1,969	33,091	4,941	—	—
	13,932,283	8,785,565	113,136,989	115,205,757	2,374,563	4,867,764
Shares reinvested:
Class A	324,939	386,725	1,787,601	1,978,020	1,954	796
Class B	4,850	11,705	—	—	—	—
Class C	201,467	261,302	807,130	1,006,453	707	908
Class I	277,160	412,270	1,662,349	1,520,366	2,098	1,870
Class I2	—	—	1,884,790	3,328,869	259,316	552,599
Class R6	1,002	14	592	48	—	—
	809,418	1,072,016	6,142,462	7,833,756	264,075	556,173
Shares redeemed:
Class A	(1,869,209)	(1,601,019)	(38,858,733)	(39,185,899)	(85,637)	(10,356)
Class B	(23,456)	(23,279)	—	—	—	—
Class C	(1,434,508)	(1,127,603)	(18,800,041)	(22,463,857)	(106)	(8,168)
Class I	(2,042,829)	(2,080,197)	(45,959,240)	(47,540,482)	(11,863)	(14,877)
Class I2	—	—	(108,785,892)	(38,767,943)	(22,708,396)	(883,968)
Class R6	(2,629)	—	(1,597)	—	—	—
	(5,372,631)	(4,832,098)	(212,405,503)	(147,958,181)	(22,806,002)	(917,369)
Automatic conversions:
Class A	67,121	60,258	—	—	—	—
Class B	(67,585)	(60,659)	—	—	—	—
	(464)	(401)	—	—	—	—
Net increase (decrease) in shares outstanding:
Class A	7,877,763	1,639,479	(4,446,798)	(1,826,591)	71,638	30,905
Class B	(75,960)	(42,150)	—	—	—	—
Class C	960,254	2,310,336	(10,026,366)	(10,963,734)	2,544	2,886
Class I	355,776	1,115,434	15,421,638	3,187,680	46,205	16,188
Class I2	—	—	(94,106,612)	(15,321,012)	(20,287,751)	4,456,589
Class R6	250,773	1,983	32,086	4,989	—	—
	9,368,606	5,025,082	(93,126,052)	(24,918,668)	(20,167,364)	4,506,568

(A)	Class R6 commenced operations on May 29, 2015.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Small Cap Growth (A)		Transamerica Small Cap Value (A)		Transamerica Small/Mid Cap Value (B)
	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015
From operations:
Net investment income (loss)	$(1,178,050)	$355,010	$2,861,952	$7,689,046	$6,830,688	$732,293
Net realized gain (loss)	111,501,977	36,635,490	(27,645,984)	36,779,154	39,224,216	73,756,521
Net change in unrealized appreciation (depreciation)	(89,809,183)	7,214,906	2,401,066	(71,213,092)	(15,129,200)	(71,704,529)
Net increase (decrease) in net assets resulting from operations	20,514,744	44,205,406	(22,382,966)	(26,744,892)	30,925,704	2,784,285

Dividends and/or distributions to shareholders:
Net investment income:
Class A	—	—	(12,873)	(6,784)	(394,445)	(538,330)
Class B	—	—	—	—	—	—
Class C	—	—	(2,622)	(1,111)	—	—
Class I	—	—	(6,588)	(6,654)	(865,915)	(1,179,568)
Class I2	—	—	(6,246,976)	(7,453,689)	(110,424)	(130,262)
Class R6	—	—	—	—	(132)	—
Total dividends and/or distributions from net investment income	—	—	(6,269,059)	(7,468,238)	(1,370,916)	(1,848,160)
Net realized gains:
Class A	(266,325)	(70,203)	(92,707)	(85,908)	(32,568,914)	(44,311,576)
Class B	—	—	—	—	(1,584,990)	(2,648,701)
Class C	(114,382)	(50,005)	(70,061)	(81,364)	(24,819,106)	(32,287,551)
Class I	(197,822)	(41,226)	(40,361)	(58,777)	(14,768,898)	(21,671,798)
Class I2	(35,817,720)	(40,468,544)	(34,360,391)	(58,359,000)	(1,522,010)	(2,043,198)
Class R6	—	—	—	—	(3,884)	—
Total dividends and/or distributions from net realized gains	(36,396,249)	(40,629,978)	(34,563,520)	(58,585,049)	(75,267,802)	(102,962,824)
Total dividends and/or distributions to shareholders	(36,396,249)	(40,629,978)	(40,832,579)	(66,053,287)	(76,638,718)	(104,810,984)

Capital share transactions:
Proceeds from shares sold:
Class A	7,694,535	4,944,885	1,125,650	325,480	34,430,867	54,328,670
Class B	—	—	—	—	123,300	347,724
Class C	349,787	874,129	41,700	198,298	18,937,657	33,686,521
Class I	1,506,256	2,724,824	10,868	31,000	42,831,420	53,931,259
Class I2	18,410,212	40,228,354	52,024,153	55,145,372	509,478	1,327,022
Class R6	50,000	—	50,000	—	944,032	50,000
	28,010,790	48,772,192	53,252,371	55,700,150	97,776,754	143,671,196
Dividends and/or distributions reinvested:
Class A	262,980	68,727	105,580	92,692	31,792,224	43,177,629
Class B	—	—	—	—	1,415,420	2,271,555
Class C	114,382	50,005	72,683	82,440	21,638,423	27,789,752
Class I	197,071	41,226	46,949	65,431	12,068,675	17,390,119
Class I2	35,777,612	40,468,544	40,597,288	65,812,689	1,632,434	2,173,460
Class R6	—	—	—	—	4,016	—
	36,352,045	40,628,502	40,822,500	66,053,252	68,551,192	92,802,515
Cost of shares redeemed:
Class A	(1,850,414)	(2,949,305)	(373,409)	(92,259)	(115,805,796)	(129,977,124)
Class B	—	—	—	—	(3,905,496)	(6,359,754)
Class C	(372,625)	(144,424)	(151,680)	(176,809)	(65,472,590)	(64,847,181)
Class I	(1,977,426)	(707,912)	(132,230)	(130,631)	(75,462,716)	(96,707,417)
Class I2	(524,004,033)	(74,257,505)	(239,635,291)	(246,245,322)	(2,356,058)	(4,728,026)
Class R6	—	—	—	—	(76,880)	—
	(528,204,498)	(78,059,146)	(240,292,610)	(246,645,021)	(263,079,536)	(302,619,502)
Automatic conversions:
Class A	—	—	—	—	5,859,261	2,013,322
Class B	—	—	—	—	(5,859,261)	(2,013,322)
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(463,841,663)	11,341,548	(146,217,739)	(124,891,619)	(96,751,590)	(66,145,791)
Net increase (decrease) in net assets	(479,723,168)	14,916,976	(209,433,284)	(217,689,798)	(142,464,604)	(168,172,490)

Net assets:
Beginning of year	545,807,946	530,890,970	463,683,121	681,372,919	905,180,622	1,073,353,112
End of year	$66,084,778	$545,807,946	$254,249,837	$463,683,121	$762,716,018	$905,180,622
Undistributed (distributions in excess of) net investment income (loss)	$—	$—	$1,866,563	$5,003,147	$5,804,604	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Small Cap Growth (A)		Transamerica Small Cap Value (A)		Transamerica Small/Mid Cap Value (B)
	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015
Capital share transactions - shares:
Shares issued:
Class A	634,498	385,591	116,849	28,882	1,424,666	2,016,741
Class B	—	—	—	—	5,672	14,145
Class C	29,368	67,810	4,091	16,881	874,045	1,372,806
Class I	123,528	207,632	1,203	2,578	1,712,268	1,940,009
Class I2	1,530,510	3,127,023	5,885,362	4,588,444	20,712	46,602
Class R6	3,953	—	5,020	—	37,257	1,763
	2,321,857	3,788,056	6,012,525	4,636,785	4,074,620	5,392,066
Shares reinvested:
Class A	22,749	5,709	10,998	7,744	1,337,494	1,625,052
Class B	—	—	—	—	65,559	92,792
Class C	10,140	4,220	7,579	6,899	1,014,935	1,148,337
Class I	16,872	3,401	4,870	5,448	494,415	638,638
Class I2	3,050,095	3,330,744	4,211,337	5,479,824	66,821	79,760
Class R6	—	—	—	—	164	—
	3,099,856	3,344,074	4,234,784	5,499,915	2,979,388	3,584,579
Shares redeemed:
Class A	(154,786)	(233,483)	(39,252)	(7,877)	(4,805,283)	(4,815,577)
Class B	—	—	—	—	(179,701)	(253,761)
Class C	(33,167)	(11,536)	(16,893)	(14,760)	(3,020,989)	(2,644,512)
Class I	(170,704)	(54,106)	(14,435)	(10,842)	(3,080,046)	(3,515,101)
Class I2	(41,735,746)	(5,730,491)	(26,141,691)	(20,345,033)	(94,288)	(171,870)
Class R6	—	—	—	—	(2,965)	—
	(42,094,403)	(6,029,616)	(26,212,271)	(20,378,512)	(11,183,272)	(11,400,821)
Automatic conversions:
Class A	—	—	—	—	239,029	75,696
Class B	—	—	—	—	(263,859)	(82,360)
	—	—	—	—	(24,830)	(6,664)
Net increase (decrease) in shares outstanding:
Class A	502,461	157,817	88,595	28,749	(1,804,094)	(1,098,088)
Class B	—	—	—	—	(372,329)	(229,184)
Class C	6,341	60,494	(5,223)	9,020	(1,132,009)	(123,369)
Class I	(30,304)	156,927	(8,362)	(2,816)	(873,363)	(936,454)
Class I2	(37,155,141)	727,276	(16,044,992)	(10,276,765)	(6,755)	(45,508)
Class R6	3,953	—	5,020	—	34,456	1,763
	(36,672,690)	1,102,514	(15,964,962)	(10,241,812)	(4,154,094)	(2,430,840)

(A)	Class R6 commenced operations on July 25, 2016.
(B)	Class R6 commenced operations on May 29, 2015.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and year ended:

	Transamerica Strategic High Income			Transamerica Unconstrained Bond (A)		Transamerica US Growth
	October 31, 2016		October 31, 2015	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015
From operations:
Net investment income (loss)	$1,519,729		$1,250,690	$7,455,949	$3,246,977	$2,157,324	$2,329,358
Net realized gain (loss)	(519,996)		117,441	(3,987,108)	(2,878,988)	25,592,602	34,891,611
Net change in unrealized appreciation (depreciation)	711,801		(752,039)	4,285,354	(2,319,823)	(37,029,481)	97,432,360
Net increase (decrease) in net assets resulting from operations	1,711,534		616,092	7,754,195	(1,951,834)	(9,279,555)	134,653,329

Dividends and/or distributions to shareholders:
Net investment income:
Class A	(66,295)		(56,064)	—	—	(22,737)	(520,412)
Class B	—		—	—	—	—	—
Class C	(113,320)		(46,640)	—	—	—	—
Class I	(1,292,364)		(964,955)	(10,621)	(7,166)	(560,522)	(883,080)
Class I2	0	(B)	(210,075)	(6,653,179)	(3,289,971)	(1,576,091)	(2,222,771)
Class T	—		—	—	—	(108,037)	(184,264)
Total dividends and/or distributions from net investment income	(1,471,979)		(1,277,734)	(6,663,800)	(3,297,137)	(2,267,387)	(3,810,527)
Net realized gains:
Class A	(6,314)		(13,156)	—	—	(11,022,054)	(87,284,697)
Class B	—		—	—	—	(258,428)	(3,078,492)
Class C	(15,312)		(11,123)	—	—	(1,301,421)	(9,631,368)
Class I	(116,346)		(174,339)	—	—	(4,157,551)	(36,732,769)
Class I2	0	(B)	(234,686)	—	—	(8,074,287)	(69,775,748)
Class T	—		—	—	—	(1,015,032)	(8,896,400)
Total dividends and/or distributions from net realized gains	(137,972)		(433,304)	—	—	(25,828,773)	(215,399,474)
Total dividends and/or distributions to shareholders	(1,609,951)		(1,711,038)	(6,663,800)	(3,297,137)	(28,096,160)	(219,210,001)

Capital share transactions:
Proceeds from shares sold:
Class A	717,055		1,141,605	—	—	19,569,942	17,522,126
Class B	—		—	—	—	111,491	187,723
Class C	1,440,103		1,907,843	—	—	1,903,071	7,263,630
Class I	12,054,479		16,772,870	—	286,687	6,242,039	6,691,702
Class I2	—		11,189	74,744,066	206,836,482	20,238,914	19,247,183
Class T	—		—	—	—	613,536	828,301
	14,211,637		19,833,507	74,744,066	207,123,169	48,678,993	51,740,665
Dividends and/or distributions reinvested:
Class A	71,751		68,991	—	—	10,831,565	86,360,394
Class B	—		—	—	—	256,224	3,062,063
Class C	127,579		56,775	—	—	1,256,994	9,282,087
Class I	1,358,694		1,078,787	10,529	7,166	4,630,062	36,905,857
Class I2	0	(B)	444,761	6,575,851	3,289,971	9,650,158	71,900,449
Class T	—		—	—	—	1,097,391	8,869,390
	1,558,024		1,649,314	6,586,380	3,297,137	27,722,394	216,380,240
Cost of shares redeemed:
Class A	(243,124)		(733,647)	—	—	(55,670,518)	(61,529,725)
Class B	—		—	—	—	(1,129,682)	(1,398,771)
Class C	(435,750)		(9,462)	—	—	(9,437,141)	(7,718,325)
Class I	(2,099,949)		(605,929)	(14,074)	(168)	(26,888,105)	(57,849,144)
Class I2	—		(22,902,214)	(66,281,585)	(2,000,008)	(121,894,504)	(71,171,437)
Class T	—		—	—	—	(10,323,220)	(8,020,361)
	(2,778,823)		(24,251,252)	(66,295,659)	(2,000,176)	(225,343,170)	(207,687,763)
Automatic conversions:
Class A	—		—	—	—	2,547,917	5,177,571
Class B	—		—	—	—	(2,547,917)	(5,177,571)
	—		—	—	—	—	—
Net increase (decrease) in net assets resulting from capital share transactions	12,990,838		(2,768,431)	15,034,787	208,420,130	(148,941,783)	60,433,142
Net increase (decrease) in net assets	13,092,421		(3,863,377)	16,125,182	203,171,159	(186,317,498)	(24,123,530)

Net assets:
Beginning of period/year	34,924,286		38,787,663	203,171,159	—	1,185,071,258	1,209,194,788
End of period/year	$48,016,707		$34,924,286	$219,296,341	$203,171,159	$998,753,760	$1,185,071,258
Undistributed (distributions in excess of) net investment income (loss)	$96,391		$29,586	$627,318	$—	$1,456,800	$1,536,907

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and year ended:

	Transamerica Strategic High Income			Transamerica Unconstrained Bond (A)		Transamerica US Growth
	October 31, 2016		October 31, 2015	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015
Capital share transactions - shares:
Shares issued:
Class A	72,529		112,206	—	—	1,180,741	1,030,712
Class B	—		—	—	—	7,517	11,438
Class C	147,359		195,263	—	—	116,869	437,068
Class I	1,221,694		1,644,219	—	28,636	368,724	381,690
Class I2	—		1,089	7,601,738	20,520,165	1,259,614	1,105,911
Class T	—		—	—	—	14,920	20,067
	1,441,582		1,952,777	7,601,738	20,548,801	2,948,385	2,986,886
Shares reinvested:
Class A	7,320		6,827	—	—	644,738	5,317,758
Class B	—		—	—	—	15,787	193,312
Class C	13,069		5,675	—	—	77,449	586,731
Class I	138,642		107,095	1,096	717	271,877	2,242,154
Class I2	—		43,647	684,332	330,973	567,990	4,378,834
Class T	—		—	—	—	26,475	225,169
	159,031		163,244	685,428	331,690	1,604,316	12,943,958
Shares redeemed:
Class A	(24,395)		(74,966)	—	—	(3,330,078)	(3,603,759)
Class B	—		—	—	—	(69,691)	(84,206)
Class C	(44,548)		(949)	—	—	(587,793)	(462,713)
Class I	(217,320)		(59,440)	(1,525)	(17)	(1,575,939)	(3,245,242)
Class I2	0	(C)	(2,241,078)	(6,841,313)	(202,225)	(7,124,892)	(4,087,330)
Class T	—		—	—	—	(250,423)	(195,508)
	(286,263)		(2,376,433)	(6,842,838)	(202,242)	(12,938,816)	(11,678,758)
Automatic conversions:
Class A	—		—	—	—	152,727	313,198
Class B	—		—	—	—	(158,532)	(321,548)
	—		—	—	—	(5,805)	(8,350)
Net increase (decrease) in shares outstanding:
Class A	55,454		44,067	—	—	(1,351,872)	3,057,909
Class B	—		—	—	—	(204,919)	(201,004)
Class C	115,880		199,989	—	—	(393,475)	561,086
Class I	1,143,016		1,691,874	(429)	29,336	(935,338)	(621,398)
Class I2	0	(C)	(2,196,342)	1,444,757	20,648,913	(5,297,288)	1,397,415
Class T	—		—	—	—	(209,028)	49,728
	1,314,350		(260,412)	1,444,328	20,678,249	(8,391,920)	4,243,736

(A)	Commenced operations on December 8, 2014.
(B)	Rounds to less than $1 or $(1).
(C)	Rounds to less than 1 or (1) shares.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENT OF CASH FLOWS

For the period ended October 31, 2016

Transamerica Global Long/Short Equity (A)
Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$(1,152,185)

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Purchases of long-term investments	(47,060,000)
Proceeds from long-term investments	34,050,363
Purchases to cover securities sold short	(24,099,164)
Proceeds from securities sold short	31,021,744
Net change in unrealized appreciation (depreciation)	(233,777)
Net realized gain (loss)	1,208,286
(Increase) decrease in receivables for investments sold	(404,890)
(Increase) decrease in receivables for dividends	(22,987)
(Increase) decrease in receivable for tax reclaim	(9,242)
(Increase) decrease in cash on deposit with broker and custodian	(1,022,606)
(Increase) decrease in prepaid expenses	(47,872)
Increase (decrease) in cash deposit due to broker	14,455
Increase (decrease) in payables for investments purchased	373,232
Increase (decrease) in dividends, interest and fees for borrowings from securities sold short	11,593
Increase (decrease) in accrued liabilities	55,607
Net cash provided by (used for) written options and swaptions transactions	2,374
Net cash provided by (used for) foreign currency transactions	(91,820)

Net cash provided by (used for) operating activities	(7,406,889)

Cash flows from financing activities:
Proceeds from shares sold, net of receivable for shares sold	16,510,649
Payment of shares redeemed, net of payable for shares redeemed	(6,494,108)

Net cash provided by (used for) financing activities	10,016,541

Net increase in cash and foreign currencies	2,609,652

Cash and foreign currencies, at beginning of period	$—

Cash and foreign currencies, at end of period	$2,609,652

Supplemental disclosure of cash flow information:
Dividends, interest and fees for borrowing from securities sold short paid	$357,528

(A)	Commenced operations on November 30, 2015.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Transamerica Bond
	Class I2
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$9.89		$10.81	$10.60	$10.70	$10.61
Investment operations:
Net investment income (loss) (A)	0.41	(B)	0.40	0.42	0.46	0.49
Net realized and unrealized gain (loss)	0.27		(0.54)	0.38	0.02	0.84
Total investment operations	0.68		(0.14)	0.80	0.48	1.33
Dividends and/or distributions to shareholders:
Net investment income	(0.34)		(0.42)	(0.45)	(0.49)	(0.65)
Net realized gains	(0.53)		(0.36)	(0.14)	(0.09)	(0.59)
Total dividends and/or distributions to shareholders	(0.87)		(0.78)	(0.59)	(0.58)	(1.24)
Net asset value, end of year	$9.70		$9.89	$10.81	$10.60	$10.70
Total return	7.80%		(1.31)%	7.77%	4.62%	14.24%
Ratio and supplemental data:
Net assets end of year (000’s)	$223,935		$777,767	$780,308	$857,807	$737,080
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.73%		0.70%	0.70%	0.70%	0.71%
Including waiver and/or reimbursement and recapture	0.70	%(B)	0.70%	0.70%	0.70%	0.71%
Net investment income (loss) to average net assets	4.39	%(B)	3.93%	3.95%	4.28%	4.77%
Portfolio turnover rate	38%		46%	36%	54%	26%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the period and year indicated:	Transamerica Bond
	Class R6
	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$9.90		$10.43
Investment operations:
Net investment income (loss) (B)	0.40	(C)	0.17
Net realized and unrealized gain (loss)	0.28		(0.50)
Total investment operations	0.68		(0.33)
Dividends and/or distributions to shareholders:
Net investment income	(0.34)		(0.20)
Net realized gains	(0.53)		—
Total dividends and/or distributions to shareholders	(0.87)		(0.20)
Net asset value, end of period/year	$9.71		$9.90
Total return	7.80%		(3.17	)%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$480		$48
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.72%		0.70	%(E)
Including waiver and/or reimbursement and recapture	0.68	%(C)	0.70	%(E)
Net investment income (loss) to average net assets	4.24	%(C)	3.87	%(E)
Portfolio turnover rate	38%		46%

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Capital Growth
Class A
October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$25.35	$24.40	$21.40	$15.34	$15.47
Investment operations:
Net investment income (loss) (A)	(0.14	)(C)	(0.19)	(0.15)	(0.07)	0.00	(B)
Net realized and unrealized gain (loss)	1.33	1.80	3.64	6.49	0.32
Total investment operations	1.19	1.61	3.49	6.42	0.32
Dividends and/or distributions to shareholders:
Net realized gains	(0.84)	(0.66)	(0.49)	(0.36)	(0.45)
Net asset value, end of year	$25.70	$25.35	$24.40	$21.40	$15.34
Total return (D)	4.77%	6.77%	16.52%	42.74%	2.38%
Ratio and supplemental data:
Net assets end of year (000’s)	$170,198	$160,269	$124,413	$88,843	$65,782
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.23%	1.21%	1.26%	1.41%	1.47%
Including waiver and/or reimbursement and recapture	1.22	%(C)	1.21%	1.26%	1.48%	1.52%
Net investment income (loss) to average net assets	(0.57	)%(C)	(0.75)%	(0.63)%	(0.38)%	0.01%
Portfolio turnover rate	32%	24%	30%	29%	52%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum sales charge.

For a share outstanding during the years indicated:	Transamerica Capital Growth
	Class B
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$22.30		$21.76	$19.31	$13.96	$14.22
Investment operations:
Net investment income (loss) (A)	(0.33	)(B)	(0.38)	(0.32)	(0.17)	(0.10)
Net realized and unrealized gain (loss)	1.15		1.58	3.26	5.88	0.29
Total investment operations	0.82		1.20	2.94	5.71	0.19
Dividends and/or distributions to shareholders:
Net realized gains	(0.84)		(0.66)	(0.49)	(0.36)	(0.45)
Net asset value, end of year	$22.28		$22.30	$21.76	$19.31	$13.96
Total return (C)	3.78%		5.72%	15.44%	41.86%	1.65%
Ratio and supplemental data:
Net assets end of year (000’s)	$2,584		$3,870	$4,932	$6,020	$5,596
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.20%		2.13%	2.16%	2.28%	2.33%
Including waiver and/or reimbursement and recapture	2.19	%(B)	2.20%	2.20%	2.20%	2.20%
Net investment income (loss) to average net assets	(1.54	)%(B)	(1.73)%	(1.54)%	(1.07)%	(0.73)%
Portfolio turnover rate	32%		24%	30%	29%	52%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum continent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Capital Growth
	Class C
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$22.46		$21.84	$19.33	$13.96	$14.20
Investment operations:
Net investment income (loss) (A)	(0.28	)(B)	(0.33)	(0.28)	(0.15)	(0.08)
Net realized and unrealized gain (loss)	1.16		1.61	3.28	5.88	0.29
Total investment operations	0.88		1.28	3.00	5.73	0.21
Dividends and/or distributions to shareholders:
Net realized gains	(0.84)		(0.66)	(0.49)	(0.36)	(0.45)
Net asset value, end of year	$22.50		$22.46	$21.84	$19.33	$13.96
Total return (C)	4.03%		5.98%	15.74%	42.01%	1.80%
Ratio and supplemental data:
Net assets end of year (000’s)	$69,159		$68,922	$50,879	$27,535	$19,809
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.96%		1.92%	1.95%	2.04%	2.06%
Including waiver and/or reimbursement and recapture	1.95	%(B)	1.92%	1.95%	2.04%	2.08%
Net investment income (loss) to average net assets	(1.30	)%(B)	(1.47)%	(1.34)%	(0.95)%	(0.54)%
Portfolio turnover rate	32%		24%	30%	29%	52%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum continent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Capital Growth
	Class I
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$25.98		$24.92	$21.78	$15.61	$15.66
Investment operations:
Net investment income (loss) (A)	(0.07	)(B)	(0.12)	(0.07)	0.02	0.11
Net realized and unrealized gain (loss)	1.36		1.84	3.70	6.59	0.30
Total investment operations	1.29		1.72	3.63	6.61	0.41
Dividends and/or distributions to shareholders:
Net investment income	—		—	—	(0.08)	(0.01)
Net realized gains	(0.84)		(0.66)	(0.49)	(0.36)	(0.45)
Total dividends and/or distributions to shareholders	(0.84)		(0.66)	(0.49)	(0.44)	(0.46)
Net asset value, end of year	$26.43		$25.98	$24.92	$21.78	$15.61
Total return	5.09%		7.07%	16.88%	43.45%	2.96%
Ratio and supplemental data:
Net assets end of year (000’s)	$164,575		$153,719	$161,858	$105,747	$80,083
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.94%		0.92%	0.95%	0.99%	0.94%
Including waiver and/or reimbursement and recapture	0.93	%(B)	0.92%	0.95%	0.99%	0.94%
Net investment income (loss) to average net assets	(0.28	)%(B)	(0.46)%	(0.31)%	0.11%	0.66%
Portfolio turnover rate	32%		24%	30%	29%	52%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Capital Growth
	Class I2
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$17.40		$16.88	$14.88	$10.80	$10.96
Investment operations:
Net investment income (loss) (A)	(0.03	)(B)	(0.06)	(0.03)	0.04	0.07
Net realized and unrealized gain (loss)	0.90		1.24	2.52	4.50	0.22
Total investment operations	0.87		1.18	2.49	4.54	0.29
Dividends and/or distributions to shareholders:
Net investment income	—		—	—	(0.10)	(0.00	)(C)
Net realized gains	(0.84)		(0.66)	(0.49)	(0.36)	(0.45)
Total dividends and/or distributions to shareholders	(0.84)		(0.66)	(0.49)	(0.46)	(0.45)
Net asset value, end of year	$17.43		$17.40	$16.88	$14.88	$10.80
Total return	5.25%		7.19%	17.05%	43.65%	3.11%
Ratio and supplemental data:
Net assets end of year (000’s)	$241,857		$1,039,343	$836,984	$509,700	$545,635
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.81%		0.79%	0.81%	0.84%	0.84%
Including waiver and/or reimbursement and recapture	0.81	%(B)	0.79%	0.81%	0.84%	0.84%
Net investment income (loss) to average net assets	(0.18	)%(B)	(0.34)%	(0.20)%	0.32%	0.67%
Portfolio turnover rate	32%		24%	30%	29%	52%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).

For a share outstanding during the period and years indicated:	Transamerica Concentrated Growth
	Class A
	October 31, 2016		October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of period/year	$16.80		$16.22	$15.57
Investment operations:
Net investment income (loss) (B)	(0.02	)(C)	0.01	0.00	(D)
Net realized and unrealized gain (loss)	0.62		0.61	0.65
Total investment operations	0.60		0.62	0.65
Dividends and/or distributions to shareholders:
Net investment income	(0.02)		—	—
Net realized gains	—		(0.04)	—
Total dividends and/or distributions to shareholders	(0.02)		(0.04)	—
Net asset value, end of period/year	$17.38		$16.80	$16.22
Total return (E)	3.59%		3.81%	4.17	%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$768		$681	$444
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.12%		1.06%	1.18	%(G)
Including waiver and/or reimbursement and recapture	1.11	%(C)	1.06%	1.18	%(G)
Net investment income (loss) to average net assets	(0.10	)%(C)	0.07%	0.03	%(G)
Portfolio turnover rate	83%		34%	18	%(F)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total return has been calculated without deduction of the maximum sales charge.
(F)	Not annualized.
(G)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Concentrated Growth
	Class C
	October 31, 2016		October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of period/year	$16.59		$16.14	$15.57
Investment operations:
Net investment income (loss) (B)	(0.13	)(C)	(0.11)	(0.07)
Net realized and unrealized gain (loss)	0.60		0.60	0.64
Total investment operations	0.47		0.49	0.57
Dividends and/or distributions to shareholders:
Net realized gains	—		(0.04)	—
Net asset value, end of period/year	$17.06		$16.59	$16.14
Total return (D)	2.83%		3.02%	3.66	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$721		$421	$274
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.81%		1.80%	1.93	%(F)
Including waiver and/or reimbursement and recapture	1.81	%(C)	1.80%	1.93	%(F)
Net investment income (loss) to average net assets	(0.81	)%(C)	(0.67)%	(0.67	)%(F)
Portfolio turnover rate	83%		34%	18	%(E)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum continent deferred sales charge.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the years indicated:	Transamerica Concentrated Growth
	Class I (A)
	October 31, 2016		October 31, 2015	October 31, 2014 (B)		December 31, 2013		December 31, 2012
Net asset value, beginning of year	$16.67		$16.09	$15.76		$12.24		$10.22
Investment operations:
Net investment income (loss) (C)	0.03	(D)	0.04	0.02		(0.00	)(E)	0.01	(F)
Net realized and unrealized gain (loss)	0.61		0.60	0.76		3.87		2.06
Total investment operations	0.64		0.64	0.78		3.87		2.07
Dividends and/or distributions to shareholders:
Net investment income	(0.05)		(0.02)	—		(0.00	)(E)	(0.00	)(E)
Net realized gains	—		(0.04)	(0.45)		(0.34)		(0.05)
Total dividends and/or distributions to shareholders	(0.05)		(0.06)	(0.45)		(0.35)		(0.05)
Net asset value, end of year	$17.26		$16.67	$16.09		$15.76		$12.24
Total return	3.87%		3.95%	6.13	%(G)	31.84%		20.28%
Ratio and supplemental data:
Net assets end of year (000’s)	$24,424		$23,460	$19,643		$13,761		$10,320
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.83%		0.83%	1.08	%(H)	2.18%		3.68%
Including waiver and/or reimbursement and recapture	0.82	%(D)	0.88%	1.00	%(H)	1.25%		1.25%
Net investment income (loss) to average net assets	0.19	%(D)	0.27%	0.16	%(H)	(0.02)%		0.08	%(F)
Portfolio turnover rate	83%		34%	18	%(G)	15%		22%

(A)	Prior to February 28, 2014, information provided in previous periods reflects The Torray Resolute Fund, which is the accounting survivor pursuant to a Plan of Reorganization. Prior to January 1, 2014, the financial highlights were audited by another independent registered public accounting firm.
(B)	Effective at the close of business on February 28, 2014, the fiscal year end of the Fund changed to October 31. The Financial Highlights represent activity for the ten months of January 1, 2014 - October 31, 2014. Refer to the notes to the financial statements for details.
(C)	Calculated based on average number of shares outstanding.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	For the year ended December 31, 2012, investment income per share reflects a special dividend which amounted to $0.01 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been (0.01)%.
(G)	Not annualized.
(H)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Concentrated Growth
	Class I2
	October 31, 2016		October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of period/year	$16.85		$16.26	$15.57
Investment operations:
Net investment income (loss) (B)	0.06	(C)	0.07	0.04
Net realized and unrealized gain (loss)	0.61		0.60	0.65
Total investment operations	0.67		0.67	0.69
Dividends and/or distributions to shareholders:
Net investment income	(0.07)		(0.04)	—
Net realized gains	—		(0.04)	—
Total dividends and/or distributions to shareholders	(0.07)		(0.08)	—
Net asset value, end of period/year	$17.45		$16.85	$16.26
Total return	4.02%		4.11%	4.43	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$222,753		$390,712	$353,480
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.72%		0.73%	0.77	%(E)
Including waiver and/or reimbursement and recapture	0.72	%(C)	0.73%	0.77	%(E)
Net investment income (loss) to average net assets	0.36	%(C)	0.41%	0.42	%(E)
Portfolio turnover rate	83%		34%	18	%(D)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Dividend Focused
	Class A
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$12.75		$13.35	$11.98	$10.00
Investment operations:
Net investment income (loss) (B)	0.23	(C)	0.23	0.20	0.14
Net realized and unrealized gain (loss)	0.23		(0.18)	1.47	1.97
Total investment operations	0.46		0.05	1.67	2.11
Dividends and/or distributions to shareholders:
Net investment income	(0.23)		(0.22)	(0.20)	(0.13)
Net realized gains	(1.83)		(0.43)	(0.10)	—
Total dividends and/or distributions to shareholders	(2.06)		(0.65)	(0.30)	(0.13)
Net asset value, end of period/year	$11.15		$12.75	$13.35	$11.98
Total return (D)	4.30%		0.32%	14.14%	21.25	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$86,943		$51,809	$63,639	$1,245
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.97%		0.97%	0.96%	1.07	%(F)
Including waiver and/or reimbursement and recapture	0.97	%(C)	0.97%	0.96%	1.07	%(F)
Net investment income (loss) to average net assets	2.09	%(C)	1.74%	1.55%	1.47	%(F)
Portfolio turnover rate	54%		15%	21%	23	%(E)

(A)	Commenced operations on January 4, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum sales charge.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Dividend Focused
	Class C
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$12.70		$13.32	$11.96	$10.00
Investment operations:
Net investment income (loss) (B)	0.14	(C)	0.12	0.09	0.08
Net realized and unrealized gain (loss)	0.22		(0.19)	1.49	1.96
Total investment operations	0.36		(0.07)	1.58	2.04
Dividends and/or distributions to shareholders:
Net investment income	(0.14)		(0.12)	(0.12)	(0.08)
Net realized gains	(1.83)		(0.43)	(0.10)	—
Total dividends and/or distributions to shareholders	(1.97)		(0.55)	(0.22)	(0.08)
Net asset value, end of period/year	$11.09		$12.70	$13.32	$11.96
Total return (D)	3.41%		(0.62)%	13.30%	20.50	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$7,755		$4,749	$4,419	$1,297
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.80%		1.81%	1.81%	1.78	%(F)
Including waiver and/or reimbursement and recapture	1.80	%(C)	1.81%	1.81%	1.78	%(F)
Net investment income (loss) to average net assets	1.23	%(C)	0.89%	0.74%	0.83	%(F)
Portfolio turnover rate	54%		15%	21%	23	%(E)

(A)	Commenced operations on January 4, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum continent deferred sales charge.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Dividend Focused
	Class I
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$12.75		$13.35	$11.98	$10.00
Investment operations:
Net investment income (loss) (B)	0.25	(C)	0.25	0.23	0.17
Net realized and unrealized gain (loss)	0.22		(0.18)	1.47	1.96
Total investment operations	0.47		0.07	1.70	2.13
Dividends and/or distributions to shareholders:
Net investment income	(0.25)		(0.24)	(0.23)	(0.15)
Net realized gains	(1.83)		(0.43)	(0.10)	—
Total dividends and/or distributions to shareholders	(2.08)		(0.67)	(0.33)	(0.15)
Net asset value, end of period/year	$11.14		$12.75	$13.35	$11.98
Total return	4.38%		0.49%	14.37%	21.40	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$10,559		$6,318	$6,311	$1,715
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.81%		0.81%	0.80%	0.82	%(E)
Including waiver and/or reimbursement and recapture	0.80	%(C)	0.81%	0.80%	0.82	%(E)
Net investment income (loss) to average net assets	2.26	%(C)	1.88%	1.80%	1.82	%(E)
Portfolio turnover rate	54%		15%	21%	23	%(D)

(A)	Commenced operations on January 4, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Dividend Focused
	Class I2
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$12.75		$13.36	$11.98	$10.00
Investment operations:
Net investment income (loss) (B)	0.26	(C)	0.26	0.24	0.17
Net realized and unrealized gain (loss)	0.23		(0.18)	1.48	1.97
Total investment operations	0.49		0.08	1.72	2.14
Dividends and/or distributions to shareholders:
Net investment income	(0.26)		(0.26)	(0.24)	(0.16)
Net realized gains	(1.83)		(0.43)	(0.10)	—
Total dividends and/or distributions to shareholders	(2.09)		(0.69)	(0.34)	(0.16)
Net asset value, end of period/year	$11.15		$12.75	$13.36	$11.98
Total return	4.57%		0.52%	14.56%	21.49	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$672,378		$852,448	$1,402,739	$1,023,268
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.70%		0.71%	0.70%	0.71	%(E)
Including waiver and/or reimbursement and recapture	0.70	%(C)	0.71%	0.70%	0.71	%(E)
Net investment income (loss) to average net assets	2.31	%(C)	1.98%	1.88%	1.91	%(E)
Portfolio turnover rate	54%		15%	21%	23	%(D)

(A)	Commenced operations on January 4, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and year indicated:	Transamerica Dividend Focused
	Class R6
	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$12.75		$13.25
Investment operations:
Net investment income (loss) (B)	0.27	(C)	0.11
Net realized and unrealized gain (loss)	0.22		(0.48)
Total investment operations	0.49		(0.37)
Dividends and/or distributions to shareholders:
Net investment income	(0.26)		(0.13)
Net realized gains	(1.83)		—
Total dividends and/or distributions to shareholders	(2.09)		(0.13)
Net asset value, end of period/year	$11.15		$12.75
Total return	4.57%		(2.79	)%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$474		$49
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.71%		0.72	%(E)
Including waiver and/or reimbursement and recapture	0.70	%(C)	0.72	%(E)
Net investment income (loss) to average net assets	2.39	%(C)	1.99	%(E)
Portfolio turnover rate	54%		15%

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Dynamic Allocation
Class A
October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of year	$11.10	$11.73	$11.12	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.12	(D)	0.07	0.08	0.05
Net realized and unrealized gain (loss)	(0.23)	0.04	(E)	0.61	1.56
Total investment operations	(0.11)	0.11	0.69	1.61
Dividends and/or distributions to shareholders:
Net investment income	(0.05)	(0.11)	(0.05)	(0.49)
Net realized gains	(0.46)	(0.63)	(0.03)	—
Total dividends and/or distributions to shareholders	(0.51)	(0.74)	(0.08)	(0.49)
Net asset value, end of year	$10.48	$11.10	$11.73	$11.12
Total return (F)	(0.99)%	0.91%	6.31%	16.86%
Ratio and supplemental data:
Net assets end of year (000’s)	$9,348	$14,100	$12,115	$6,456
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	1.33%	1.36%	1.32%	3.94%
Including waiver and/or reimbursement and recapture	1.09	%(D)	1.10%	1.11%	1.15%
Net investment income (loss) to average net assets (C)	1.14	%(D)	0.63%	0.70%	0.45%
Portfolio turnover rate (H)	142%	308%	194%	301%

(A)	Commenced operations on October 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported in the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Total return has been calculated without deduction of the maximum sales charge.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Dynamic Allocation
Class C
October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of year	$10.96	$11.60	$11.05	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.04	(D)	(0.01)	(0.00	)(E)	(0.03)
Net realized and unrealized gain (loss)	(0.22)	0.04	(F)	0.60	1.56
Total investment operations	(0.18)	0.03	0.60	1.53
Dividends and/or distributions to shareholders:
Net investment income	—	(0.04)	(0.02)	(0.48)
Net realized gains	(0.46)	(0.63)	(0.03)	—
Total dividends and/or distributions to shareholders	(0.46)	(0.67)	(0.05)	(0.48)
Net asset value, end of year	$10.32	$10.96	$11.60	$11.05
Total return (G)	(1.64)%	0.15%	5.46%	16.03%
Ratio and supplemental data:
Net assets end of year (000’s)	$8,710	$11,492	$7,266	$3,840
Expenses to average net assets (H)
Excluding waiver and/or reimbursement and recapture	2.06%	2.12%	2.09%	4.69%
Including waiver and/or reimbursement and recapture	1.83	%(D)	1.85%	1.85%	1.85%
Net investment income (loss) to average net assets (C)	0.37	%(D)	(0.13)%	(0.03)%	(0.28)%
Portfolio turnover rate (I)	142%	308%	194%	301%

(A)	Commenced operations on October 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported in the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(G)	Total return has been calculated without deduction of the maximum continent deferred sales charge.
(H)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Dynamic Allocation
Class I
October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of year	$11.08	$11.71	$11.09	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.15	(D)	0.10	0.11	0.07
Net realized and unrealized gain (loss)	(0.23)	0.04	(E)	0.61	1.57
Total investment operations	(0.08)	0.14	0.72	1.64
Dividends and/or distributions to shareholders:
Net investment income	(0.07)	(0.14)	(0.07)	(0.55)
Net realized gains	(0.46)	(0.63)	(0.03)	—
Total dividends and/or distributions to shareholders	(0.53)	(0.77)	(0.10)	(0.55)
Net asset value, end of year	$10.47	$11.08	$11.71	$11.09
Total return	(0.65)%	1.15%	6.57%	17.26%
Ratio and supplemental data:
Net assets end of year (000’s)	$2,324	$3,889	$3,521	$2,824
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	1.03%	1.08%	1.03%	3.63%
Including waiver and/or reimbursement and recapture	0.83	%(D)	0.85%	0.85%	0.85%
Net investment income (loss) to average net assets (C)	1.39	%(D)	0.91%	0.98%	0.67%
Portfolio turnover rate (G)	142%	308%	194%	301%

(A)	Commenced operations on October 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported in the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Dynamic Income
	Class A
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$9.38		$10.48	$10.16	$10.25	$10.00
Investment operations:
Net investment income (loss) (A) (B)	0.36	(C)	0.39	0.38	0.34	0.33
Net realized and unrealized gain (loss)	0.32		(0.87)	0.26	0.10	0.45
Total investment operations	0.68		(0.48)	0.64	0.44	0.78
Dividends and/or distributions to shareholders:
Net investment income	(0.33)		(0.45)	(0.32)	(0.47)	(0.53)
Net realized gains	(0.20)		(0.17)	—	(0.04)	—
Return of capital	(0.07)		—	—	(0.02)	—
Total dividends and/or distributions to shareholders	(0.60)		(0.62)	(0.32)	(0.53)	(0.53)
Net asset value, end of year	$9.46		$9.38	$10.48	$10.16	$10.25
Total return (D)	7.79%		(4.78)%	6.39%	4.49%	8.02%
Ratio and supplemental data:
Net assets end of year (000’s)	$122,240		$175,092	$259,348	$342,367	$254,763
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.89%		0.89%	0.89%	0.93%	0.98%
Including waiver and/or reimbursement and recapture	0.88	%(C)	0.89%	0.87%	0.88%	0.92%
Net investment income (loss) to average net assets (B)	3.89	%(C)	3.84%	3.63%	3.32%	3.27%
Portfolio turnover rate (F)	27%		159%	102%	237%	142%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum sales charge.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Dynamic Income
	Class C
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$9.34		$10.44	$10.12	$10.22	$10.00
Investment operations:
Net investment income (loss) (A) (B)	0.28	(C)	0.31	0.29	0.25	0.25
Net realized and unrealized gain (loss)	0.33		(0.87)	0.27	0.11	0.46
Total investment operations	0.61		(0.56)	0.56	0.36	0.71
Dividends and/or distributions to shareholders:
Net investment income	(0.28)		(0.37)	(0.24)	(0.40)	(0.49)
Net realized gains	(0.20)		(0.17)	—	(0.04)	—
Return of capital	(0.05)		—	—	(0.02)	—
Total dividends and/or distributions to shareholders	(0.53)		(0.54)	(0.24)	(0.46)	(0.49)
Net asset value, end of year	$9.42		$9.34	$10.44	$10.12	$10.22
Total return (D)	7.00%		(5.53)%	5.61%	3.63%	7.26%
Ratio and supplemental data:
Net assets end of year (000’s)	$210,600		$289,060	$400,142	$464,339	$279,728
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.65%		1.65%	1.63%	1.63%	1.68%
Including waiver and/or reimbursement and recapture	1.64	%(C)	1.65%	1.63%	1.63%	1.67%
Net investment income (loss) to average net assets (B)	3.11	%(C)	3.09%	2.86%	2.54%	2.48%
Portfolio turnover rate (F)	27%		159%	102%	237%	142%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum continent deferred sales charge.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Dynamic Income
	Class I
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$9.38		$10.48	$10.16	$10.26	$10.00
Investment operations:
Net investment income (loss) (A) (B)	0.39	(C)	0.41	0.40	0.36	0.37
Net realized and unrealized gain (loss)	0.31		(0.87)	0.26	0.10	0.44
Total investment operations	0.70		(0.46)	0.66	0.46	0.81
Dividends and/or distributions to shareholders:
Net investment income	(0.35)		(0.47)	(0.34)	(0.50)	(0.55)
Net realized gains	(0.20)		(0.17)	—	(0.04)	—
Return of capital	(0.07)		—	—	(0.02)	—
Total dividends and/or distributions to shareholders	(0.62)		(0.64)	(0.34)	(0.56)	(0.55)
Net asset value, end of year	$9.46		$9.38	$10.48	$10.16	$10.26
Total return	8.06%		(4.56)%	6.64%	4.62%	8.35%
Ratio and supplemental data:
Net assets end of year (000’s)	$83,297		$144,733	$242,703	$270,502	$240,339
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.65%		0.66%	0.64%	0.65%	0.72%
Including waiver and/or reimbursement and recapture	0.64	%(C)	0.66%	0.64%	0.67%	0.67%
Net investment income (loss) to average net assets (B)	4.25	%(C)	4.05%	3.83%	3.57%	3.61%
Portfolio turnover rate (E)	27%		159%	102%	237%	142%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(E)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Emerging Markets Debt
	Class A
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$9.70		$10.75	$10.83	$11.54	$10.00
Investment operations:
Net investment income (loss) (A)	0.63	(B)	0.60	0.61	0.56	0.59
Net realized and unrealized gain (loss)	0.49		(1.26)	(0.11)	(0.55)	1.45
Total investment operations	1.12		(0.66)	0.50	0.01	2.04
Dividends and/or distributions to shareholders:
Net investment income	(0.30)		(0.39)	(0.58)	(0.47)	(0.50)
Net realized gains	—		—	—	(0.25)	—
Return of capital	(0.02)		—	—	—	—
Total dividends and/or distributions to shareholders	(0.32)		(0.39)	(0.58)	(0.72)	(0.50)
Net asset value, end of year	$10.50		$9.70	$10.75	$10.83	$11.54
Total return (C)	11.86%		(6.30)%	4.81%	(0.07)%	21.07%
Ratio and supplemental data:
Net assets end of year (000’s)	$35,765		$59,093	$81,684	$129,805	$60,754
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.15%		1.11%	1.18%	1.11%	1.19%
Including waiver and/or reimbursement and recapture	1.15	%(B)	1.11%	1.18%	1.11%	1.21%
Net investment income (loss) to average net assets	6.39	%(B)	5.94%	5.68%	5.02%	5.47%
Portfolio turnover rate	257%		237%	321%	326%	305%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum sales charge.

For a share outstanding during the years indicated:	Transamerica Emerging Markets Debt
	Class C
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$9.66		$10.72	$10.80	$11.51	$9.99
Investment operations:
Net investment income (loss) (A)	0.55	(B)	0.53	0.54	0.48	0.52
Net realized and unrealized gain (loss)	0.49		(1.26)	(0.11)	(0.54)	1.44
Total investment operations	1.04		(0.73)	0.43	(0.06)	1.96
Dividends and/or distributions to shareholders:
Net investment income	(0.25)		(0.33)	(0.51)	(0.40)	(0.44)
Net realized gains	—		—	—	(0.25)	—
Return of capital	(0.02)		—	—	—	—
Total dividends and/or distributions to shareholders	(0.27)		(0.33)	(0.51)	(0.65)	(0.44)
Net asset value, end of year	$10.43		$9.66	$10.72	$10.80	$11.51
Total return (C)	11.01%		(7.02)%	4.12%	(0.69)%	20.24%
Ratio and supplemental data:
Net assets end of year (000’s)	$14,363		$17,462	$27,202	$30,547	$10,543
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.89%		1.84%	1.84%	1.81%	1.86%
Including waiver and/or reimbursement and recapture	1.88	%(B)	1.84%	1.84%	1.81%	1.87%
Net investment income (loss) to average net assets	5.56	%(B)	5.23%	5.02%	4.36%	4.87%
Portfolio turnover rate	257%		237%	321%	326%	305%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum continent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Emerging Markets Debt
	Class I
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$9.72		$10.78	$10.85	$11.56	$10.01
Investment operations:
Net investment income (loss) (A)	0.66	(B)	0.64	0.65	0.60	0.63
Net realized and unrealized gain (loss)	0.49		(1.27)	(0.10)	(0.56)	1.44
Total investment operations	1.15		(0.63)	0.55	0.04	2.07
Dividends and/or distributions to shareholders:
Net investment income	(0.33)		(0.43)	(0.62)	(0.50)	(0.52)
Net realized gains	—		—	—	(0.25)	—
Return of capital	(0.02)		—	—	—	—
Total dividends and/or distributions to shareholders	(0.35)		(0.43)	(0.62)	(0.75)	(0.52)
Net asset value, end of year	$10.52		$9.72	$10.78	$10.85	$11.56
Total return	12.27%		(6.03)%	5.30%	0.23%	21.40%
Ratio and supplemental data:
Net assets end of year (000’s)	$618,258		$581,888	$340,068	$133,449	$46,190
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.82%		0.81%	0.81%	0.79%	0.84%
Including waiver and/or reimbursement and recapture	0.82	%(B)	0.81%	0.81%	0.79%	0.86%
Net investment income (loss) to average net assets	6.60	%(B)	6.39%	6.00%	5.38%	5.68%
Portfolio turnover rate	257%		237%	321%	326%	305%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the years indicated:	Transamerica Emerging Markets Debt
	Class I2
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$9.72		$10.78	$10.85	$11.56	$10.01
Investment operations:
Net investment income (loss) (A)	0.65	(B)	0.64	0.66	0.61	0.63
Net realized and unrealized gain (loss)	0.51		(1.26)	(0.10)	(0.56)	1.45
Total investment operations	1.16		(0.62)	0.56	0.05	2.08
Dividends and/or distributions to shareholders:
Net investment income	(0.33)		(0.44)	(0.63)	(0.51)	(0.53)
Net realized gains	—		—	—	(0.25)	—
Return of capital	(0.03)		—	—	—	—
Total dividends and/or distributions to shareholders	(0.36)		(0.44)	(0.63)	(0.76)	(0.53)
Net asset value, end of year	$10.52		$9.72	$10.78	$10.85	$11.56
Total return	12.25%		(5.86)%	5.39%	0.33%	21.50%
Ratio and supplemental data:
Net assets end of year (000’s)	$169,122		$60,406	$143,512	$339,967	$505,629
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.72%		0.70%	0.71%	0.69%	0.74%
Including waiver and/or reimbursement and recapture	0.72	%(B)	0.70%	0.71%	0.69%	0.76%
Net investment income (loss) to average net assets	6.48	%(B)	6.29%	6.16%	5.38%	5.82%
Portfolio turnover rate	257%		237%	321%	326%	305%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Emerging Markets Debt
	Class R6
	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$9.71		$10.37
Investment operations:
Net investment income (loss) (B)	0.66	(C)	0.28
Net realized and unrealized gain (loss)	0.51		(0.66)
Total investment operations	1.17		(0.38)
Dividends and/or distributions to shareholders:
Net investment income	(0.33)		(0.28)
Return of capital	(0.03)		—
Total dividends and/or distributions to shareholders	(0.36)		(0.28)
Net asset value, end of period/year	$10.52		$9.71
Total return	12.36%		(3.71	)%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$87		$48
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.72%		0.71	%(E)
Including waiver and/or reimbursement and recapture	0.72	%(C)	0.71	%(E)
Net investment income (loss) to average net assets	6.62	%(C)	6.66	%(E)
Portfolio turnover rate	257%		237%

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Emerging Markets Equity
	Class A
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012 (A)
Net asset value, beginning of period/year	$8.50		$10.25	$10.40	$9.42	$10.00
Investment operations:
Net investment income (loss) (B)	0.07	(C)	0.06	0.11	0.12	0.09
Net realized and unrealized gain (loss)	0.34		(1.70)	(0.16)	0.88	(0.67)
Total investment operations	0.41		(1.64)	(0.05)	1.00	(0.58)
Dividends and/or distributions to shareholders:
Net investment income	(0.08)		(0.11)	(0.10)	(0.02)	—
Net asset value, end of period/year	$8.83		$8.50	$10.25	$10.40	$9.42
Total return (D)	4.88%		(16.17)%	(0.40)%	10.68%	(5.80	)%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$2,368		$1,669	$1,495	$805	$302
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.73%		1.60%	1.62%	1.60%	1.85	%(F)
Including waiver and/or reimbursement and recapture	1.72	%(C)	1.60%	1.62%	1.60%	1.85	%(F)
Net investment income (loss) to average net assets	0.87	%(C)	0.63%	1.05%	1.19%	1.97	%(F)
Portfolio turnover rate	61%		89%	69%	63%	76	%(E)

(A)	Commenced operations on April 30, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum sales charge.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Emerging Markets Equity
	Class C
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012 (A)
Net asset value, beginning of period/year	$8.41		$10.14	$10.32	$9.39	$10.00
Investment operations:
Net investment income (loss) (B)	0.02	(C)	0.01	0.04	0.06	0.07
Net realized and unrealized gain (loss)	0.34		(1.70)	(0.15)	0.87	(0.68)
Total investment operations	0.36		(1.69)	(0.11)	0.93	(0.61)
Dividends and/or distributions to shareholders:
Net investment income	(0.03)		(0.04)	(0.07)	—	—
Net asset value, end of period/year	$8.74		$8.41	$10.14	$10.32	$9.39
Total return (D)	4.28%		(16.73)%	(1.05)%	9.90%	(6.10	)%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,846		$1,882	$1,424	$916	$253
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.33%		2.28%	2.29%	2.23%	2.52	%(F)
Including waiver and/or reimbursement and recapture	2.32	%(C)	2.28%	2.29%	2.23%	2.52	%(F)
Net investment income (loss) to average net assets	0.23	%(C)	0.08%	0.36%	0.57%	1.43	%(F)
Portfolio turnover rate	61%		89%	69%	63%	76	%(E)

(A)	Commenced operations on April 30, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum continent deferred sales charge.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Emerging Markets Equity
	Class I
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012 (A)
Net asset value, beginning of period/year	$8.55		$10.30	$10.43	$9.43	$10.00
Investment operations:
Net investment income (loss) (B)	0.08	(C)	0.10	0.12	0.17	0.11
Net realized and unrealized gain (loss)	0.36		(1.72)	(0.13)	0.87	(0.68)
Total investment operations	0.44		(1.62)	(0.01)	1.04	(0.57)
Dividends and/or distributions to shareholders:
Net investment income	(0.11)		(0.13)	(0.12)	(0.04)	—
Net asset value, end of period/year	$8.88		$8.55	$10.30	$10.43	$9.43
Total return	5.30%		(15.89)%	(0.04)%	11.03%	(5.70	)%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$476		$1,281	$1,147	$505	$302
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.31%		1.25%	1.29%	1.26%	1.60	%(E)
Including waiver and/or reimbursement and recapture	1.31	%(C)	1.25%	1.29%	1.26%	1.60	%(E)
Net investment income (loss) to average net assets	1.04	%(C)	1.01%	1.22%	1.74%	2.26	%(E)
Portfolio turnover rate	61%		89%	69%	63%	76	%(D)

(A)	Commenced operations on April 30, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Emerging Markets Equity
	Class I2
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012 (A)
Net asset value, beginning of period/year	$8.56		$10.30	$10.44	$9.44	$10.00
Investment operations:
Net investment income (loss) (B)	0.12	(C)	0.12	0.15	0.16	0.10
Net realized and unrealized gain (loss)	0.33		(1.72)	(0.16)	0.88	(0.66)
Total investment operations	0.45		(1.60)	(0.01)	1.04	(0.56)
Dividends and/or distributions to shareholders:
Net investment income	(0.12)		(0.14)	(0.13)	(0.04)	—
Net asset value, end of period/year	$8.89		$8.56	$10.30	$10.44	$9.44
Total return	5.41%		(15.74)%	(0.02)%	11.09%	(5.60	)%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$146,458		$270,402	$241,658	$220,261	$107,183
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.19%		1.14%	1.17%	1.15%	1.49	%(E)
Including waiver and/or reimbursement and recapture	1.18	%(C)	1.14%	1.17%	1.15%	1.49	%(E)
Net investment income (loss) to average net assets	1.46	%(C)	1.26%	1.44%	1.66%	2.06	%(E)
Portfolio turnover rate	61%		89%	69%	63%	76	%(D)

(A)	Commenced operations on April 30, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the years indicated:	Transamerica Flexible Income
	Class A
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$9.22		$9.46	$9.38	$9.37	$8.83
Investment operations:
Net investment income (loss) (A)	0.36	(B)	0.28	0.29	0.41	0.45
Net realized and unrealized gain (loss)	0.07		(0.23)	0.08	0.03	0.55
Total investment operations	0.43		0.05	0.37	0.44	1.00
Dividends and/or distributions to shareholders:
Net investment income	(0.34)		(0.29)	(0.29)	(0.43)	(0.46)
Net asset value, end of year	$9.31		$9.22	$9.46	$9.38	$9.37
Total return (C)	4.78%		0.56%	3.98%	4.85%	11.60%
Ratio and supplemental data:
Net assets end of year (000’s)	$86,305		$68,304	$73,829	$78,512	$77,291
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.93%		0.88%	0.91%	1.00%	1.01%
Including waiver and/or reimbursement and recapture	0.91	%(B)	0.88%	0.89%	0.95%	0.95%
Net investment income (loss) to average net assets	3.92	%(B)	3.03%	3.04%	4.32%	4.95%
Portfolio turnover rate	47%		27%	26%	32%	35%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Flexible Income
	Class B
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$9.22		$9.46	$9.39	$9.37	$8.83
Investment operations:
Net investment income (loss) (A)	0.28	(B)	0.21	0.21	0.32	0.37
Net realized and unrealized gain (loss)	0.08		(0.24)	0.07	0.05	0.55
Total investment operations	0.36		(0.03)	0.28	0.37	0.92
Dividends and/or distributions to shareholders:
Net investment income	(0.26)		(0.21)	(0.21)	(0.35)	(0.38)
Net asset value, end of year	$9.32		$9.22	$9.46	$9.39	$9.37
Total return (C)	3.95%		(0.28)%	2.98%	4.00%	10.69%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,355		$2,164	$3,644	$4,819	$6,641
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.80%		1.71%	1.72%	1.85%	1.79%
Including waiver and/or reimbursement and recapture	1.79	%(B)	1.71%	1.72%	1.85%	1.79%
Net investment income (loss) to average net assets	3.03	%(B)	2.18%	2.24%	3.42%	4.13%
Portfolio turnover rate	47%		27%	26%	32%	35%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum continent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Flexible Income
	Class C
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$9.16		$9.40	$9.32	$9.31	$8.79
Investment operations:
Net investment income (loss) (A)	0.29	(B)	0.22	0.22	0.34	0.38
Net realized and unrealized gain (loss)	0.07		(0.23)	0.08	0.04	0.54
Total investment operations	0.36		(0.01)	0.30	0.38	0.92
Dividends and/or distributions to shareholders:
Net investment income	(0.27)		(0.23)	(0.22)	(0.37)	(0.40)
Net asset value, end of year	$9.25		$9.16	$9.40	$9.32	$9.31
Total return (C)	4.18%		(0.15)%	3.26%	4.10%	10.71%
Ratio and supplemental data:
Net assets end of year (000’s)	$60,126		$64,995	$68,629	$71,692	$81,874
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.64%		1.59%	1.60%	1.67%	1.65%
Including waiver and/or reimbursement and recapture	1.62	%(B)	1.59%	1.60%	1.67%	1.65%
Net investment income (loss) to average net assets	3.20	%(B)	2.32%	2.33%	3.60%	4.22%
Portfolio turnover rate	47%		27%	26%	32%	35%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum continent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Flexible Income
	Class I
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$9.23		$9.47	$9.39	$9.38	$8.85
Investment operations:
Net investment income (loss) (A)	0.38	(B)	0.31	0.31	0.43	0.47
Net realized and unrealized gain (loss)	0.07		(0.23)	0.08	0.04	0.55
Total investment operations	0.45		0.08	0.39	0.47	1.02
Dividends and/or distributions to shareholders:
Net investment income	(0.36)		(0.32)	(0.31)	(0.46)	(0.49)
Net asset value, end of year	$9.32		$9.23	$9.47	$9.39	$9.38
Total return	5.05%		0.84%	4.25%	5.13%	11.87%
Ratio and supplemental data:
Net assets end of year (000’s)	$162,875		$55,370	$42,545	$33,036	$31,480
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.67%		0.61%	0.62%	0.68%	0.67%
Including waiver and/or reimbursement and recapture	0.65	%(B)	0.61%	0.62%	0.68%	0.67%
Net investment income (loss) to average net assets	4.20	%(B)	3.33%	3.29%	4.58%	5.20%
Portfolio turnover rate	47%		27%	26%	32%	35%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the years indicated:	Transamerica Flexible Income
	Class I2
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$9.23		$9.48	$9.40	$9.38	$8.86
Investment operations:
Net investment income (loss) (A)	0.39	(B)	0.32	0.31	0.44	0.48
Net realized and unrealized gain (loss)	0.07		(0.24)	0.09	0.05	0.54
Total investment operations	0.46		0.08	0.40	0.49	1.02
Dividends and/or distributions to shareholders:
Net investment income	(0.37)		(0.33)	(0.32)	(0.47)	(0.50)
Net asset value, end of year	$9.32		$9.23	$9.48	$9.40	$9.38
Total return	5.17%		0.83%	4.35%	5.35%	11.85%
Ratio and supplemental data:
Net assets end of year (000’s)	$137,246		$355,272	$540,719	$56,421	$128,284
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.55%		0.51%	0.52%	0.58%	0.57%
Including waiver and/or reimbursement and recapture	0.53	%(B)	0.51%	0.52%	0.58%	0.57%
Net investment income (loss) to average net assets	4.23	%(B)	3.40%	3.26%	4.65%	5.32%
Portfolio turnover rate	47%		27%	26%	32%	35%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Flexible Income
	Class R6
	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$9.23		$9.45
Investment operations:
Net investment income (loss) (B)	0.40	(C)	0.14
Net realized and unrealized gain (loss)	0.06		(0.21)
Total investment operations	0.46		(0.07)
Dividends and/or distributions to shareholders:
Net investment income	(0.37)		(0.15)
Net asset value, end of period/year	$9.32		$9.23
Total return	5.16%		(0.79	)%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$3,028		$50
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.55%		0.52	%(E)
Including waiver and/or reimbursement and recapture	0.52	%(C)	0.52	%(E)
Net investment income (loss) to average net assets	4.38	%(C)	3.55	%(E)
Portfolio turnover rate	47%		27%

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.03% higher and 0.03% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the years indicated:	Transamerica Floating Rate
	Class A
	October 31, 2016		October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of year	$9.82		$9.92	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.40	(D)	0.34	0.31
Net realized and unrealized gain (loss)	0.12		(0.08)	(0.10)
Total investment operations	0.52		0.26	0.21
Dividends and/or distributions to shareholders:
Net investment income	(0.39)		(0.35)	(0.29)
Net realized gains	—		(0.01)	—
Total dividends and/or distributions to shareholders	(0.39)		(0.36)	(0.29)
Net asset value, end of year	$9.95		$9.82	$9.92
Total return (E)	5.50%		2.73%	2.17%
Ratio and supplemental data:
Net assets end of year (000’s)	$6,327		$3,360	$633
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	1.11%		1.11%	1.21%
Including waiver and/or reimbursement and recapture	1.05	%(D)	1.05%	1.06%
Net investment income (loss) to average net assets (C)	4.05	%(D)	3.46%	3.08%
Portfolio turnover rate (G)	50%		41%	73%

(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Total return has been calculated without deduction of the maximum sales charge.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Floating Rate
	Class C
	October 31, 2016		October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of year	$9.82		$9.92	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.32	(D)	0.27	0.24
Net realized and unrealized gain (loss)	0.13		(0.08)	(0.10)
Total investment operations	0.45		0.19	0.14
Dividends and/or distributions to shareholders:
Net investment income	(0.32)		(0.28)	(0.22)
Net realized gains	—		(0.01)	—
Total dividends and/or distributions to shareholders	(0.32)		(0.29)	(0.22)
Net asset value, end of year	$9.95		$9.82	$9.92
Total return (E)	4.70%		1.98%	1.43%
Ratio and supplemental data:
Net assets end of year (000’s)	$6,669		$2,904	$1,672
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	1.84%		1.86%	1.97%
Including waiver and/or reimbursement and recapture	1.80	%(D)	1.80%	1.80%
Net investment income (loss) to average net assets (C)	3.30	%(D)	2.78%	2.45%
Portfolio turnover rate (G)	50%		41%	73%

(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Total return has been calculated without deduction of the maximum continent deferred sales charge.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Floating Rate
	Class I
	October 31, 2016		October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of year	$9.79		$9.92	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.41	(D)	0.35	0.33
Net realized and unrealized gain (loss)	0.14		(0.09)	(0.09)
Total investment operations	0.55		0.26	0.24
Dividends and/or distributions to shareholders:
Net investment income	(0.42)		(0.38)	(0.32)
Net realized gains	—		(0.01)	—
Total dividends and/or distributions to shareholders	(0.42)		(0.39)	(0.32)
Net asset value, end of year	$9.92		$9.79	$9.92
Total return	5.75%		2.66%	2.45%
Ratio and supplemental data:
Net assets end of year (000’s)	$13,061		$787	$412
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.85%		0.87%	0.97%
Including waiver and/or reimbursement and recapture	0.80	%(D)	0.80%	0.80%
Net investment income (loss) to average net assets (C)	4.21	%(D)	3.57%	3.27%
Portfolio turnover rate (F)	50%		41%	73%

(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Floating Rate
	Class I2
	October 31, 2016		October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of year	$9.82		$9.92	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.42	(D)	0.38	0.34
Net realized and unrealized gain (loss)	0.13		(0.09)	(0.10)
Total investment operations	0.55		0.29	0.24
Dividends and/or distributions to shareholders:
Net investment income	(0.42)		(0.38)	(0.32)
Net realized gains	—		(0.01)	—
Total dividends and/or distributions to shareholders	(0.42)		(0.39)	(0.32)
Net asset value, end of year	$9.95		$9.82	$9.92
Total return	5.81%		2.99%	2.47%
Ratio and supplemental data:
Net assets end of year (000’s)	$374,908		$336,546	$213,481
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.75%		0.77%	0.87%
Including waiver and/or reimbursement and recapture	0.75	%(D)(F)	0.80%	0.80%
Net investment income (loss) to average net assets (C)	4.32	%(D)	3.79%	3.37%
Portfolio turnover rate (G)	50%		41%	73%

(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Waiver and/or reimbursement rounds to less than 0.01%
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Global Bond
	Class A
	October 31, 2016		October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of period/year	$9.11		$9.84	$10.00
Investment operations:
Net investment income (loss) (B)	0.26	(C)	0.15	0.15
Net realized and unrealized gain (loss)	0.62		(0.84)	(0.23)
Total investment operations	0.88		(0.69)	(0.08)
Dividends and/or distributions to shareholders:
Net investment income	(0.07)		(0.04)	(0.08)
Net asset value, end of period/year	$9.92		$9.11	$9.84
Total return (D)	9.73%		(7.07)%	(0.82	)%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$731		$282	$300
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.35%		1.15%	1.09	%(F)
Including waiver and/or reimbursement and recapture	0.98	%(C)	1.00%	1.00	%(F)
Net investment income (loss) to average net assets	2.64	%(C)	1.57%	2.15	%(F)
Portfolio turnover rate	133%		195%	138	%(E)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum sales charge.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Global Bond
	Class C
	October 31, 2016		October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of period/year	$9.05		$9.82	$10.00
Investment operations:
Net investment income (loss) (B)	0.18	(C)	0.07	0.09
Net realized and unrealized gain (loss)	0.62		(0.83)	(0.22)
Total investment operations	0.80		(0.76)	(0.13)
Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(D)	(0.01)	(0.05)
Net asset value, end of period/year	$9.85		$9.05	$9.82
Total return (E)	8.89%		(7.73)%	(1.34	)%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$478		$258	$254
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.05%		1.90%	1.81	%(G)
Including waiver and/or reimbursement and recapture	1.74	%(C)	1.75%	1.75	%(G)
Net investment income (loss) to average net assets	1.91	%(C)	0.80%	1.39	%(G)
Portfolio turnover rate	133%		195%	138	%(F)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total return has been calculated without deduction of the maximum continent deferred sales charge.
(F)	Not annualized.
(G)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Global Bond
	Class I
	October 31, 2016		October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of period/year	$9.13		$9.84	$10.00
Investment operations:
Net investment income (loss) (B)	0.28	(C)	0.17	0.16
Net realized and unrealized gain (loss)	0.62		(0.84)	(0.23)
Total investment operations	0.90		(0.67)	(0.07)
Dividends and/or distributions to shareholders:
Net investment income	(0.09)		(0.04)	(0.09)
Net asset value, end of period/year	$9.94		$9.13	$9.84
Total return	9.99%		(6.79)%	(0.71	)%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$464		$321	$323
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.06%		0.92%	0.91	%(E)
Including waiver and/or reimbursement and recapture	0.74	%(C)	0.75%	0.75	%(E)
Net investment income (loss) to average net assets	2.89	%(C)	1.80%	2.42	%(E)
Portfolio turnover rate	133%		195%	138	%(D)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Global Bond
	Class I2
	October 31, 2016		October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of period/year	$9.14		$9.85	$10.00
Investment operations:
Net investment income (loss) (B)	0.27	(C)	0.22	0.15
Net realized and unrealized gain (loss)	0.62		(0.89)	(0.21)
Total investment operations	0.89		(0.67)	(0.06)
Dividends and/or distributions to shareholders:
Net investment income	(0.09)		(0.04)	(0.09)
Net asset value, end of period/year	$9.94		$9.14	$9.85
Total return	9.87%		(6.78)%	(0.61	)%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$45,830		$43,584	$238,807
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.94%		0.80%	0.79	%(E)
Including waiver and/or reimbursement and recapture	0.74	%(C)	0.75%	0.75	%(E)
Net investment income (loss) to average net assets	2.87	%(C)	2.29%	2.23	%(E)
Portfolio turnover rate	133%		195%	138	%(D)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the years indicated:	Transamerica Global Equity
	Class A
	October 31, 2016		October 31, 2015		October 31, 2014		October 31, 2013		October 31, 2012
Net asset value, beginning of year	$11.15		$11.08		$10.96		$9.22		$9.09
Investment operations:
Net investment income (loss) (A)	0.08	(B)	0.05	(C)	0.18	(C)	0.11	(C)	0.16	(C)
Net realized and unrealized gain (loss)	(0.09)		0.02		0.10		1.73		0.22
Total investment operations	(0.01)		0.07		0.28		1.84		0.38
Dividends and/or distributions to shareholders:
Net investment income	—		—		(0.16)		(0.10)		(0.25)
Net asset value, end of year	$11.14		$11.15		$11.08		$10.96		$9.22
Total return (D)	(0.09)%		0.63%		2.54%		20.08%		4.65%
Ratio and supplemental data:
Net assets end of year (000’s)	$39,699		$48,311		$56,663		$82,534		$86,834
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.39%		1.36	%(E)	0.75	%(E)	0.69	%(E)	0.68	%(E)
Including waiver and/or reimbursement and recapture	1.34	%(B)	1.35	%(E)	0.74	%(E)	0.69	%(E)	0.68	%(E)
Net investment income (loss) to average net assets	0.74	%(B)	0.46	%(C)	1.64	%(C)	1.09	%(C)	1.79	%(C)
Portfolio turnover rate	63%		51	%(F)	150	%(F)	18	%(F)	41	%(F)

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Total return has been calculated without deduction of the maximum sales charge.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Global Equity
	Class B
	October 31, 2016		October 31, 2015		October 31, 2014		October 31, 2013		October 31, 2012
Net asset value, beginning of year	$10.99		$11.00		$10.89		$9.16		$9.00
Investment operations:
Net investment income (loss) (A)	0.00	(B)(C)	(0.03	)(D)	0.10	(D)	0.04	(D)	0.09	(D)
Net realized and unrealized gain (loss)	(0.09)		0.02		0.08		1.71		0.24
Total investment operations	(0.09)		(0.01)		0.18		1.75		0.33
Dividends and/or distributions to shareholders:
Net investment income	—		—		(0.07)		(0.02)		(0.17)
Net asset value, end of year	$10.90		$10.99		$11.00		$10.89		$9.16
Total return (E)	(0.82)%		(0.09)%		1.64%		19.11%		3.92%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,642		$3,380		$6,460		$9,191		$9,847
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.31%		2.27	%(F)	1.63	%(F)	1.54	%(F)	1.54	%(F)
Including waiver and/or reimbursement and recapture	2.09	%(C)	2.10	%(F)	1.53	%(F)	1.45	%(F)	1.45	%(F)
Net investment income (loss) to average net assets	0.03	%(C)	(0.28	)%(D)	0.95	%(D)	0.37	%(D)	1.05	%(D)
Portfolio turnover rate	63%		51	%(G)	150	%(G)	18	%(G)	41	%(G)

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(E)	Total return has been calculated without deduction of the maximum continent deferred sales charge.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Global Equity
	Class C
	October 31, 2016		October 31, 2015		October 31, 2014		October 31, 2013		October 31, 2012
Net asset value, beginning of year	$10.98		$10.99		$10.88		$9.15		$9.01
Investment operations:
Net investment income (loss) (A)	0.00	(B)(C)	(0.03	)(D)	0.09	(D)	0.04	(D)	0.09	(D)
Net realized and unrealized gain (loss)	(0.09)		0.02		0.10		1.72		0.23
Total investment operations	(0.09)		(0.01)		0.19		1.76		0.32
Dividends and/or distributions to shareholders:
Net investment income	—		—		(0.08)		(0.03)		(0.18)
Net asset value, end of year	$10.89		$10.98		$10.99		$10.88		$9.15
Total return (E)	(0.82)%		(0.09)%		1.73%		19.26%		3.87%
Ratio and supplemental data:
Net assets end of year (000’s)	$48,720		$61,427		$74,772		$88,681		$92,050
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.13%		2.10	%(F)	1.49	%(F)	1.40	%(F)	1.38	%(F)
Including waiver and/or reimbursement and recapture	2.09	%(C)	2.10	%(F)(G)	1.47	%(F)	1.40	%(F)	1.38	%(F)
Net investment income (loss) to average net assets	(0.01	)%(C)	(0.29	)%(D)	0.87	%(D)	0.40	%(D)	1.07	%(D)
Portfolio turnover rate	63%		51	%(H)	150	%(H)	18	%(H)	41	%(H)

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(E)	Total return has been calculated without deduction of the maximum continent deferred sales charge.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Waiver and/or reimbursement rounds to less than 0.01%.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Global Equity
	Class I
	October 31, 2016		October 31, 2015		October 31, 2014		October 31, 2013		October 31, 2012
Net asset value, beginning of year	$11.17		$11.06		$10.96		$9.23		$9.11
Investment operations:
Net investment income (loss) (A)	0.11	(B)	0.09	(C)	0.21	(C)	0.14	(C)	0.16	(C)
Net realized and unrealized gain (loss)	(0.08)		0.02		0.09		1.73		0.25
Total investment operations	0.03		0.11		0.30		1.87		0.41
Dividends and/or distributions to shareholders:
Net investment income	(0.01)		—		(0.20)		(0.14)		(0.29)
Net asset value, end of year	$11.19		$11.17		$11.06		$10.96		$9.23
Total return	0.24%		0.99%		2.75%		20.53%		5.07%
Ratio and supplemental data:
Net assets end of year (000’s)	$28,605		$37,576		$33,329		$32,954		$28,450
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.04%		1.03	%(D)	0.46	%(D)	0.31	%(D)	0.28	%(D)
Including waiver and/or reimbursement and recapture	1.02	%(B)	1.04	%(D)	0.44	%(D)	0.31	%(D)	0.28	%(D)
Net investment income (loss) to average net assets	1.04	%(B)	0.78	%(C)	1.88	%(C)	1.39	%(C)	1.87	%(C)
Portfolio turnover rate	63%		51	%(E)	150	%(E)	18	%(E)	41	%(E)

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(E)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and year indicated:	Transamerica Global Equity
	Class R6
	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$11.18		$11.63
Investment operations:
Net investment income (loss) (B)	0.09	(C)	0.03	(D)
Net realized and unrealized gain (loss)	(0.05)		(0.48	)(E)
Total investment operations	0.04		(0.45)
Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(F)	—
Net asset value, end of period/year	$11.22		$11.18
Total return	0.36%		(3.87	)%(G)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$140		$48
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.95%		0.93	%(H)(I)
Including waiver and/or reimbursement and recapture	0.94	%(C)	0.93	%(H)(I)
Net investment income (loss) to average net assets	0.82	%(C)	0.61	%(D)(I)
Portfolio turnover rate	63%		51	%(J)

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported in the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Rounds to less than $0.01 or $(0.01).
(G)	Not annualized.
(H)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(I)	Annualized.
(J)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Transamerica Global Long/Short Equity
	Class A		Class I		Class I2
	October 31, 2016 (A)		October 31, 2016 (A)		October 31, 2016 (A)
Net asset value, beginning of period	$10.00		$10.00		$10.00
Investment operations:
Net investment income (loss) (B) (C)	(0.15)		(0.13)		(0.12)
Net realized and unrealized gain (loss)	(0.73)		(0.73)		(0.74)
Total investment operations	(0.88)		(0.86)		(0.86)
Net asset value, end of period	$9.12		$9.14		$9.14
Total return (D)	(8.80	)%(E)	(8.60	)%(E)	(8.60	)%(E)
Ratio and supplemental data:
Net assets end of period (000’s)	$2,281		$2,286		$4,297
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	6.50	%(G)	6.35	%(G)	6.43	%(G)
Including waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	4.85	%(G)	4.61	%(G)	4.78	%(G)
Including waiver and/or reimbursement and recapture, excluding dividends, interest and fees for borrowings from securities sold short	1.82	%(G)	1.58	%(G)	1.57	%(G)
Net investment income (loss) to average net assets (C)	(1.77	)%(G)	(1.52	)%(G)	(1.44	)%(G)
Portfolio turnover rate (H)	799	%(E)	799	%(E)	799	%(E)

(A)	Commenced operations on November 30, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Total return has been calculated without deduction of the maximum sales charge.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Government Money Market (formerly, Transamerica Money Market)
	Class A
	October 31, 2016		October 31, 2015		October 31, 2014		October 31, 2013		October 31, 2012
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Investment operations:
Net investment income (loss) (A)	0.00	(B)(C)	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)
Total investment operations	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)
Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)
Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total return (D)	0.01%		0.01%		0.01%		0.01%		0.01%
Ratio and supplemental data:
Net assets end of year (000’s)	$192,607		$105,532		$100,310		$90,423		$95,801
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.87%		1.07%		1.09%		1.09%		1.17%
Including waiver and/or reimbursement and recapture (E)	0.43	%(C)	0.27%		0.22%		0.24%		0.27%
Net investment income (loss) to average net assets	0.01	%(C)	0.00	%(F)	0.01%		0.00	%(F)	0.00	%(F)

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum sales charge.
(E)	Transamerica Asset Management, Inc. or any of its affiliates waive fees or reimburse expenses in order to avoid a negative yield. See the Fees and Other Affiliated Transactions section of the Notes to the Financial Statements for more information.
(F)	Rounds to less than 0.01% or (0.01)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Government Money Market (formerly, Transamerica Money Market)
	Class B
	October 31, 2016		October 31, 2015		October 31, 2014		October 31, 2013		October 31, 2012
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Investment operations:
Net investment income (loss) (A)	0.00	(B)(C)	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)
Total investment operations	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)
Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)
Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total return (D)	0.01%		0.01%		0.01%		0.01%		0.01%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,383		$2,418		$3,820		$6,189		$9,289
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.79%		1.83%		1.86%		1.82%		1.84%
Including waiver and/or reimbursement and recapture (E)	0.43	%(C)	0.26%		0.22%		0.24%		0.27%
Net investment income (loss) to average net assets	0.01	%(C)	0.01%		0.01%		0.00	%(F)	0.00	%(F)

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum continent deferred sales charge.
(E)	Transamerica Asset Management, Inc. or any of its affiliates waive fees or reimburse expenses in order to avoid a negative yield. See the Fees and Other Affiliated Transactions section of the Notes to the Financial Statements for more information.
(F)	Rounds to less than 0.01% or (0.01)%.

For a share outstanding during the years indicated:	Transamerica Government Money Market (formerly, Transamerica Money Market)
	Class C
	October 31, 2016		October 31, 2015		October 31, 2014		October 31, 2013		October 31, 2012
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Investment operations:
Net investment income (loss) (A)	0.00	(B)(C)	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)
Total investment operations	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)
Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)
Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total return (D)	0.01%		0.01%		0.01%		0.01%		0.00	%(E)
Ratio and supplemental data:
Net assets end of year (000’s)	$22,189		$21,500		$24,180		$30,196		$31,391
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.61%		1.68%		1.67%		1.64%		1.67%
Including waiver and/or reimbursement and recapture (F)	0.43	%(C)	0.27%		0.22%		0.24%		0.27%
Net investment income (loss) to average net assets	0.01	%(C)	0.00	%(E)	0.01%		0.00	%(E)	0.00	%(E)

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum continent deferred sales charge.
(E)	Rounds to less than 0.01% or (0.01)%.
(F)	Transamerica Asset Management, Inc. or any of its affiliates waive fees or reimburse expenses in order to avoid a negative yield. See the Fees and Other Affiliated Transactions section of the Notes to the Financial Statements for more information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Government Money Market (formerly, Transamerica Money Market)
	Class I
	October 31, 2016		October 31, 2015		October 31, 2014		October 31, 2013		October 31, 2012
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Investment operations:
Net investment income (loss) (A)	0.00	(B)(C)	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)
Total investment operations	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)
Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)
Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total return	0.01%		0.02%		0.01%		0.04%		0.02%
Ratio and supplemental data:
Net assets end of year (000’s)	$21,185		$18,529		$19,325		$22,305		$25,460
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.69%		0.78%		0.77%		0.71%		0.72%
Including waiver and/or reimbursement and recapture (D)	0.43	%(C)	0.26%		0.21%		0.21%		0.26%
Net investment income (loss) to average net assets	0.01	%(C)	0.01%		0.02%		0.04%		0.02%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Transamerica Asset Management, Inc. or any of its affiliates waive fees or reimburse expenses in order to avoid a negative yield. See the Fees and Other Affiliated Transactions section of the Notes to the Financial Statements for more information.

For a share outstanding during the years indicated:	Transamerica Government Money Market (formerly, Transamerica Money Market)
	Class I2
	October 31, 2016		October 31, 2015		October 31, 2014		October 31, 2013		October 31, 2012
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
Investment operations:
Net investment income (loss) (A)	0.00	(B)(C)	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)
Total investment operations	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)
Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)
Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total return	0.01%		0.02%		0.01%		0.04%		0.03%
Ratio and supplemental data:
Net assets end of year (000’s)	$11,954		$35,245		$31,522		$130,531		$652,465
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.48%		0.54%		0.53%		0.49%		0.50%
Including waiver and/or reimbursement and recapture (D)	0.43	%(C)	0.26%		0.21%		0.21%		0.25%
Net investment income (loss) to average net assets	0.01	%(C)	0.01%		0.02%		0.03%		0.03%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Transamerica Asset Management, Inc. or any of its affiliates waive fees or reimburse expenses in order to avoid a negative yield. See the Fees and Other Affiliated Transactions section of the Notes to the Financial Statements for more information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Growth
	Class I2
	October 31, 2016		October 31, 2015	October 31, 2014		October 31, 2013	October 31, 2012
Net asset value, beginning of year	$15.06		$16.18	$15.89		$13.42	$12.94
Investment operations:
Net investment income (loss) (A)	0.00	(B)(C)	(0.01)	(0.01)		0.03	0.01
Net realized and unrealized gain (loss)	(0.15)		1.69	2.50		3.90	0.97
Total investment operations	(0.15)		1.68	2.49		3.93	0.98
Dividends and/or distributions to shareholders:
Net investment income	—		—	(0.00	)(C)	(0.04)	(0.01)
Net realized gains	(1.89)		(2.80)	(2.20)		(1.42)	(0.49)
Total dividends and/or distributions to shareholders	(1.89)		(2.80)	(2.20)		(1.46)	(0.50)
Net asset value, end of year	$13.02		$15.06	$16.18		$15.89	$13.42
Total return	(1.13)%		12.30%	17.17%		32.38%	8.19%
Ratio and supplemental data:
Net assets end of year (000’s)	$369,391		$516,868	$529,426		$573,545	$550,207
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.85%		0.84%	0.84%		0.84%	0.83%
Including waiver and/or reimbursement and recapture	0.84	%(B)	0.84%	0.84%		0.84%	0.83%
Net investment income (loss) to average net assets	0.01	%(B)	(0.07)%	(0.06)%		0.20%	0.06%
Portfolio turnover rate	36%		33%	31%		41%	43%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).

For a share outstanding during the period and year indicated:	Transamerica Growth
	Class R6
	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$15.06		$14.59
Investment operations:
Net investment income (loss) (C)	(0.00	)(B)(D)	(0.02)
Net realized and unrealized gain (loss)	(0.15)		0.49
Total investment operations	(0.15)		0.47
Dividends and/or distributions to shareholders:
Net realized gains	(1.89)		—
Net asset value, end of period/year	$13.02		$15.06
Total return	(1.13)%		3.22	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$2,287		$52
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.85%		0.84	%(F)
Including waiver and/or reimbursement and recapture	0.83	%(D)	0.84	%(F)
Net investment income (loss) to average net assets	(0.03	)%(D)	(0.31	)%(F)
Portfolio turnover rate	36%		33%

(A)	Commenced operations on May 29, 2015.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Calculated based on average number of shares outstanding.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.03% higher and 0.03% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica High Yield Bond
	Class A
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$8.97		$9.68	$9.75	$9.59	$8.95
Investment operations:
Net investment income (loss) (A)	0.49	(B)	0.48	0.50	0.54	0.59
Net realized and unrealized gain (loss)	0.10		(0.58)	0.05	0.17	0.67
Total investment operations	0.59		(0.10)	0.55	0.71	1.26
Dividends and/or distributions to shareholders:
Net investment income	(0.50)		(0.49)	(0.49)	(0.55)	(0.62)
Net realized gains	—		(0.12)	(0.13)	—	—
Total dividends and/or distributions to shareholders	(0.50)		(0.61)	(0.62)	(0.55)	(0.62)
Net asset value, end of year	$9.06		$8.97	$9.68	$9.75	$9.59
Total return (C)	6.95%		(1.11)%	5.85%	7.58%	14.57%
Ratio and supplemental data:
Net assets end of year (000’s)	$114,761		$127,509	$135,250	$404,077	$256,099
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.02%		1.00%	0.97%	1.04%	1.06%
Including waiver and/or reimbursement and recapture	1.01	%(B)	1.00%	0.97%	1.04%	1.06%
Net investment income (loss) to average net assets	5.64	%(B)	5.14%	5.10%	5.49%	6.44%
Portfolio turnover rate	49%		61%	48%	64%	78%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum sales charge.

For a share outstanding during the years indicated:	Transamerica High Yield Bond
	Class B
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$8.97		$9.69	$9.76	$9.60	$8.95
Investment operations:
Net investment income (loss) (A)	0.42	(B)	0.40	0.42	0.46	0.52
Net realized and unrealized gain (loss)	0.10		(0.59)	0.05	0.17	0.67
Total investment operations	0.52		(0.19)	0.47	0.63	1.19
Dividends and/or distributions to shareholders:
Net investment income	(0.42)		(0.41)	(0.41)	(0.47)	(0.54)
Net realized gains	—		(0.12)	(0.13)	—	—
Total dividends and/or distributions to shareholders	(0.42)		(0.53)	(0.54)	(0.47)	(0.54)
Net asset value, end of year	$9.07		$8.97	$9.69	$9.76	$9.60
Total return (C)	6.18%		(2.03)%	4.99%	6.69%	13.77%
Ratio and supplemental data:
Net assets end of year (000’s)	$2,723		$3,977	$6,435	$8,234	$9,236
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.83%		1.80%	1.80%	1.83%	1.83%
Including waiver and/or reimbursement and recapture	1.82	%(B)	1.80%	1.80%	1.83%	1.84%
Net investment income (loss) to average net assets	4.86	%(B)	4.32%	4.28%	4.72%	5.69%
Portfolio turnover rate	49%		61%	48%	64%	78%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum continent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica High Yield Bond
	Class C
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$8.92		$9.64	$9.72	$9.56	$8.92
Investment operations:
Net investment income (loss) (A)	0.43	(B)	0.41	0.42	0.47	0.53
Net realized and unrealized gain (loss)	0.10		(0.59)	0.05	0.17	0.66
Total investment operations	0.53		(0.18)	0.47	0.64	1.19
Dividends and/or distributions to shareholders:
Net investment income	(0.43)		(0.42)	(0.42)	(0.48)	(0.55)
Net realized gains	—		(0.12)	(0.13)	—	—
Total dividends and/or distributions to shareholders	(0.43)		(0.54)	(0.55)	(0.48)	(0.55)
Net asset value, end of year	$9.02		$8.92	$9.64	$9.72	$9.56
Total return (C)	6.34%		(1.95)%	4.98%	6.80%	13.81%
Ratio and supplemental data:
Net assets end of year (000’s)	$51,787		$58,147	$69,198	$75,630	$76,995
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.74%		1.74%	1.74%	1.77%	1.77%
Including waiver and/or reimbursement and recapture	1.73	%(B)	1.74%	1.74%	1.77%	1.77%
Net investment income (loss) to average net assets	4.93	%(B)	4.41%	4.33%	4.78%	5.73%
Portfolio turnover rate	49%		61%	48%	64%	78%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum continent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica High Yield Bond
	Class I
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$9.03		$9.74	$9.82	$9.66	$9.00
Investment operations:
Net investment income (loss) (A)	0.52	(B)	0.51	0.52	0.57	0.62
Net realized and unrealized gain (loss)	0.10		(0.59)	0.05	0.17	0.68
Total investment operations	0.62		(0.08)	0.57	0.74	1.30
Dividends and/or distributions to shareholders:
Net investment income	(0.52)		(0.51)	(0.52)	(0.58)	(0.64)
Net realized gains	—		(0.12)	(0.13)	—	—
Total dividends and/or distributions to shareholders	(0.52)		(0.63)	(0.65)	(0.58)	(0.64)
Net asset value, end of year	$9.13		$9.03	$9.74	$9.82	$9.66
Total return	7.33%		(0.85)%	5.95%	7.80%	15.05%
Ratio and supplemental data:
Net assets end of year (000’s)	$155,777		$127,675	$305,992	$82,840	$103,181
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.73%		0.74%	0.75%	0.79%	0.78%
Including waiver and/or reimbursement and recapture	0.72	%(B)	0.74%	0.75%	0.79%	0.78%
Net investment income (loss) to average net assets	5.86	%(B)	5.32%	5.32%	5.78%	6.64%
Portfolio turnover rate	49%		61%	48%	64%	78%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica High Yield Bond
	Class I2
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$9.05		$9.77	$9.84	$9.67	$9.02
Investment operations:
Net investment income (loss) (A)	0.53	(B)	0.52	0.53	0.57	0.64
Net realized and unrealized gain (loss)	0.10		(0.60)	0.06	0.19	0.66
Total investment operations	0.63		(0.08)	0.59	0.76	1.30
Dividends and/or distributions to shareholders:
Net investment income	(0.53)		(0.52)	(0.53)	(0.59)	(0.65)
Net realized gains	—		(0.12)	(0.13)	—	—
Total dividends and/or distributions to shareholders	(0.53)		(0.64)	(0.66)	(0.59)	(0.65)
Net asset value, end of year	$9.15		$9.05	$9.77	$9.84	$9.67
Total return	7.43%		(0.84)%	6.16%	8.03%	15.01%
Ratio and supplemental data:
Net assets end of year (000’s)	$958,137		$788,225	$806,431	$566,100	$250,912
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.63%		0.64%	0.65%	0.67%	0.67%
Including waiver and/or reimbursement and recapture	0.62	%(B)	0.64%	0.65%	0.67%	0.67%
Net investment income (loss) to average net assets	6.01	%(B)	5.51%	5.43%	5.83%	6.88%
Portfolio turnover rate	49%		61%	48%	64%	78%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the period and year indicated:	Transamerica High Yield Bond
	Class R6
	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$9.05		$9.56
Investment operations:
Net investment income (loss) (B)	0.52	(C)	0.22
Net realized and unrealized gain (loss)	0.11		(0.51)
Total investment operations	0.63		(0.29)
Dividends and/or distributions to shareholders:
Net investment income	(0.53)		(0.22)
Net asset value, end of period/year	$9.15		$9.05
Total return	7.43%		(3.04	)%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$4,086		$49
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.63%		0.63	%(E)
Including waiver and/or reimbursement and recapture	0.61	%(C)	0.63	%(E)
Net investment income (loss) to average net assets	5.81	%(C)	5.64	%(E)
Portfolio turnover rate	49%		61%

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica High Yield Muni
	Class A
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$11.47		$11.46	$10.21	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.31	(D)	0.33	0.34	0.09
Net realized and unrealized gain (loss)	0.47		0.36	1.31	0.21
Total investment operations	0.78		0.69	1.65	0.30
Dividends and/or distributions to shareholders:
Net investment income	(0.30)		(0.32)	(0.38)	(0.09)
Net realized gains	(0.07)		(0.36)	(0.02)	—
Total dividends and/or distributions to shareholders	(0.37)		(0.68)	(0.40)	(0.09)
Net asset value, end of period/year	$11.88		$11.47	$11.46	$10.21
Total return (E)	6.72%		6.24%	16.49%	2.96	%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$58,848		$24,700	$4,492	$262
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	0.98%		1.29%	2.27%	43.10	%(H)
Including waiver and/or reimbursement and recapture	0.91	%(D)	0.91%	0.91%	0.91	%(H)
Net investment income (loss) to average net assets (C)	2.59	%(D)	2.88%	3.11%	3.50	%(H)
Portfolio turnover rate (I)	61%		78%	266%	52	%(F)

(A)	Commenced operations on July 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Total return has been calculated without deduction of the maximum sales charge.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica High Yield Muni
	Class C
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$11.48		$11.47	$10.21	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.24	(D)	0.26	0.34	0.07
Net realized and unrealized gain (loss)	0.46		0.37	1.26	0.21
Total investment operations	0.70		0.63	1.60	0.28
Dividends and/or distributions to shareholders:
Net investment income	(0.23)		(0.26)	(0.32)	(0.07)
Net realized gains	(0.07)		(0.36)	(0.02)	—
Total dividends and/or distributions to shareholders	(0.30)		(0.62)	(0.34)	(0.07)
Net asset value, end of period/year	$11.88		$11.48	$11.47	$10.21
Total return (E)	6.12%		5.62%	15.94%	2.83	%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$13,670		$3,708	$1,398	$496
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	1.73%		2.04%	2.98%	43.79	%(H)
Including waiver and/or reimbursement and recapture	1.51	%(D)	1.51%	1.51%	1.51	%(H)
Net investment income (loss) to average net assets (C)	2.02	%(D)	2.31%	3.08%	2.88	%(H)
Portfolio turnover rate (I)	61%		78%	266%	52	%(F)

(A)	Commenced operations on July 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Total return has been calculated without deduction of the maximum continent deferred sales charge.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica High Yield Muni
	Class I
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$11.48		$11.47	$10.21	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.33	(D)	0.34	0.43	0.09
Net realized and unrealized gain (loss)	0.46		0.37	1.25	0.21
Total investment operations	0.79		0.71	1.68	0.30
Dividends and/or distributions to shareholders:
Net investment income	(0.31)		(0.34)	(0.40)	(0.09)
Net realized gains	(0.07)		(0.36)	(0.02)	—
Total dividends and/or distributions to shareholders	(0.38)		(0.70)	(0.42)	(0.09)
Net asset value, end of period/year	$11.89		$11.48	$11.47	$10.21
Total return	6.96%		6.38%	16.76%	3.00	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$55,795		$19,085	$5,042	$258
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.77%		1.07%	2.04%	42.89	%(G)
Including waiver and/or reimbursement and recapture	0.76	%(D)	0.76%	0.76%	0.76	%(G)
Net investment income (loss) to average net assets (C)	2.76	%(D)	3.04%	3.91%	3.64	%(G)
Portfolio turnover rate (H)	61%		78%	266%	52	%(E)

(A)	Commenced operations on July 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period indicated:	Transamerica High Yield Muni
	Class I2
	October 31, 2016 (A)
Net asset value, beginning of period	$12.10
Investment operations:
Net investment income (loss) (B) (C)	0.03
Net realized and unrealized gain (loss)	(0.21	)(D)
Total investment operations	(0.18)
Dividends and/or distributions to shareholders:
Net investment income	(0.03)
Net asset value, end of period	$11.89
Total return	(1.47	)%(E)
Ratio and supplemental data:
Net assets end of period (000’s)	$10
Expenses to average net assets (F)	0.66	%(G)
Net investment income (loss) to average net assets (C)	3.16	%(G)
Portfolio turnover rate (H)	61%

(A)	Commenced operations on September 30, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported in the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Income & Growth
	Class A
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of year	$9.59		$10.85	$11.04	$10.00
Investment operations:
Net investment income (loss) (B)	0.33	(C)	0.40	0.65	0.40
Net realized and unrealized gain (loss)	(0.06)		(1.26)	(0.30)	1.03
Total investment operations	0.27		(0.86)	0.35	1.43
Dividends and/or distributions to shareholders:
Net investment income	(0.41)		(0.33)	(0.43)	(0.30)
Return of capital	—		(0.07)	(0.11)	(0.09)
Total dividends and/or distributions to shareholders	(0.41)		(0.40)	(0.54)	(0.39)
Net asset value, end of year	$9.45		$9.59	$10.85	$11.04
Total return (D)	2.89%		(8.04)%	3.29%	14.55%
Ratio and supplemental data:
Net assets end of year (000’s)	$30,720		$50,236	$70,223	$43,345
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.17%		1.10%	1.10%	1.19%
Including waiver and/or reimbursement and recapture	1.15	%(C)	1.10%	1.10%	1.19%
Net investment income (loss) to average net assets	3.51	%(C)	3.85%	5.29%	3.73%
Portfolio turnover rate	70%		43%	23%	24%

(A)	Commenced operations on October 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum sales charge.

For a share outstanding during the years indicated:	Transamerica Income & Growth
	Class C
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of year	$9.55		$10.80	$11.00	$10.00
Investment operations:
Net investment income (loss) (B)	0.26	(C)	0.32	0.56	0.32
Net realized and unrealized gain (loss)	(0.07)		(1.24)	(0.29)	1.02
Total investment operations	0.19		(0.92)	0.27	1.34
Dividends and/or distributions to shareholders:
Net investment income	(0.33)		(0.27)	(0.38)	(0.26)
Return of capital	—		(0.06)	(0.09)	(0.08)
Total dividends and/or distributions to shareholders	(0.33)		(0.33)	(0.47)	(0.34)
Net asset value, end of year	$9.41		$9.55	$10.80	$11.00
Total return (D)	2.10%		(8.66)%	2.55%	13.67%
Ratio and supplemental data:
Net assets end of year (000’s)	$58,505		$90,638	$93,062	$40,924
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.92%		1.84%	1.84%	1.88%
Including waiver and/or reimbursement and recapture	1.90	%(C)	1.84%	1.84%	1.88%
Net investment income (loss) to average net assets	2.76	%(C)	3.06%	5.16%	3.05%
Portfolio turnover rate	70%		43%	23%	24%

(A)	Commenced operations on October 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum continent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Income & Growth
	Class I
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of year	$9.61		$10.87	$11.06	$10.00
Investment operations:
Net investment income (loss) (B)	0.36	(C)	0.43	0.65	0.48
Net realized and unrealized gain (loss)	(0.07)		(1.26)	(0.27)	0.98
Total investment operations	0.29		(0.83)	0.38	1.46
Dividends and/or distributions to shareholders:
Net investment income	(0.43)		(0.35)	(0.46)	(0.31)
Return of capital	—		(0.08)	(0.11)	(0.09)
Total dividends and/or distributions to shareholders	(0.43)		(0.43)	(0.57)	(0.40)
Net asset value, end of year	$9.47		$9.61	$10.87	$11.06
Total return	3.28%		(7.88)%	3.54%	14.86%
Ratio and supplemental data:
Net assets end of year (000’s)	$24,540		$49,136	$72,556	$27,139
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.90%		0.85%	0.85%	0.90%
Including waiver and/or reimbursement and recapture	0.89	%(C)	0.85%	0.85%	0.90%
Net investment income (loss) to average net assets	3.81	%(C)	4.12%	5.94%	4.55%
Portfolio turnover rate	70%		43%	23%	24%

(A)	Commenced operations on October 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the years indicated:	Transamerica Income & Growth
	Class I2
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of year	$9.61		$10.87	$11.06	$10.00
Investment operations:
Net investment income (loss) (B)	0.43	(C)	0.44	0.65	0.51
Net realized and unrealized gain (loss)	(0.14)		(1.26)	(0.26)	0.95
Total investment operations	0.29		(0.82)	0.39	1.46
Dividends and/or distributions to shareholders:
Net investment income	(0.33)		(0.36)	(0.47)	(0.31)
Return of capital	—		(0.08)	(0.11)	(0.09)
Total dividends and/or distributions to shareholders	(0.33)		(0.44)	(0.58)	(0.40)
Net asset value, end of year	$9.57		$9.61	$10.87	$11.06
Total return	3.15%		(7.69)%	3.63%	14.95%
Ratio and supplemental data:
Net assets end of year (000’s)	$10		$361,856	$657,773	$359,440
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.79%		0.75%	0.75%	0.79%
Including waiver and/or reimbursement and recapture	0.79	%(C)	0.75%	0.75%	0.79%
Net investment income (loss) to average net assets	4.67	%(C)	4.16%	5.95%	4.81%
Portfolio turnover rate	70%		43%	23%	24%

(A)	Commenced operations on October 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Inflation Opportunities
Class A
October 31, 2016	October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of period/year	$9.57	$9.95	$10.00
Investment operations:
Net investment income (loss) (B)	0.08	(C)	0.00	(D)	0.16
Net realized and unrealized gain (loss)	0.34	(0.34)	(0.06)
Total investment operations	0.42	(0.34)	0.10
Dividends and/or distributions to shareholders:
Net investment income	—	(0.02)	(0.15)
Net realized gains	—	(0.01)	—
Return of capital	—	(0.01)	—
Total dividends and/or distributions to shareholders	—	(0.04)	(0.15)
Net asset value, end of period/year	$9.99	$9.57	$9.95
Total return (E)	4.39%	(3.48)%	1.01	%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$645	$516	$299
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.00%	0.99%	1.01	%(G)
Including waiver and/or reimbursement and recapture	0.99	%(C)	1.00%	1.00	%(G)
Net investment income (loss) to average net assets	0.81	%(C)	0.01%	2.30	%(G)
Portfolio turnover rate	39%	35%	57	%(F)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total return has been calculated without deduction of the maximum sales charge.
(F)	Not annualized.
(G)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Inflation Opportunities
	Class C
	October 31, 2016		October 31, 2015		October 31, 2014 (A)
Net asset value, beginning of period/year	$9.50		$9.94		$10.00
Investment operations:
Net investment income (loss) (B)	0.01	(C)	(0.08)		0.09
Net realized and unrealized gain (loss)	0.33		(0.34)		(0.04)
Total investment operations	0.34		(0.42)		0.05
Dividends and/or distributions to shareholders:
Net investment income	—		(0.01)		(0.11)
Net realized gains	—		(0.01)		—
Return of capital	—		(0.00	)(D)	—
Total dividends and/or distributions to shareholders	—		(0.02)		(0.11)
Net asset value, end of period/year	$9.84		$9.50		$9.94
Total return (E)	3.58%		(4.22)%		0.52	%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$517		$371		$380
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.77%		1.77%		1.77	%(G)
Including waiver and/or reimbursement and recapture	1.74	%(C)	1.75%		1.75	%(G)
Net investment income (loss) to average net assets	0.12	%(C)	(0.85)%		1.39	%(G)
Portfolio turnover rate	39%		35%		57	%(F)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total return has been calculated without deduction of the maximum continent deferred sales charge.
(F)	Not annualized.
(G)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Inflation Opportunities
	Class I
	October 31, 2016		October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of period/year	$9.59		$9.95	$10.00
Investment operations:
Net investment income (loss) (B)	0.10	(C)	0.01	0.18
Net realized and unrealized gain (loss)	0.34		(0.33)	(0.06)
Total investment operations	0.44		(0.32)	0.12
Dividends and/or distributions to shareholders:
Net investment income	—		(0.02)	(0.17)
Net realized gains	—		(0.01)	—
Return of capital	—		(0.01)	—
Total dividends and/or distributions to shareholders	—		(0.04)	(0.17)
Net asset value, end of period/year	$10.03		$9.59	$9.95
Total return	4.59%		(3.22)%	1.16	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,336		$259	$277
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.79%		0.78%	0.84	%(E)
Including waiver and/or reimbursement and recapture	0.74	%(C)	0.75%	0.75	%(E)
Net investment income (loss) to average net assets	0.98	%(C)	0.05%	2.67	%(E)
Portfolio turnover rate	39%		35%	57	%(D)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Inflation Opportunities
	Class I2
	October 31, 2016		October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of period/year	$9.60		$9.96	$10.00
Investment operations:
Net investment income (loss) (B)	0.10	(C)	0.02	0.14
Net realized and unrealized gain (loss)	0.35		(0.34)	(0.01)
Total investment operations	0.45		(0.32)	0.13
Dividends and/or distributions to shareholders:
Net investment income	—		(0.02)	(0.17)
Net realized gains	—		(0.01)	—
Return of capital	—		(0.01)	—
Total dividends and/or distributions to shareholders	—		(0.04)	(0.17)
Net asset value, end of period/year	$10.05		$9.60	$9.96
Total return	4.69%		(3.19)%	1.26	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$178,853		$234,802	$245,715
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.68%		0.66%	0.72	%(E)
Including waiver and/or reimbursement and recapture	0.67	%(C)	0.66%	0.72	%(E)
Net investment income (loss) to average net assets	0.99	%(C)	0.21%	2.11	%(E)
Portfolio turnover rate	39%		35%	57	%(D)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Transamerica Inflation Opportunities
	Class R6
	October 31, 2016 (A)
Net asset value, beginning of period	$9.92
Investment operations:
Net investment income (loss)	0.03	(B)
Net realized and unrealized gain (loss)	0.10
Total investment operations	0.13
Net asset value, end of period	$10.05
Total return	1.31	%(C)
Ratio and supplemental data:
Net assets end of period (000’s)	$51
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.66	%(D)
Including waiver and/or reimbursement and recapture	0.64	%(B)(D)
Net investment income (loss) to average net assets	1.15	%(B)(D)
Portfolio turnover rate	39%

(A)	Commenced operations on July 25, 2016.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the years indicated:	Transamerica Intermediate Muni (formerly, Transamerica Enhanced Muni)
Class A
October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of year	$11.31	$11.16	$10.37	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.21	(D)	0.19	0.25	0.22
Net realized and unrealized gain (loss)	0.30	0.29	0.78	0.38	(E)
Total investment operations	0.51	0.48	1.03	0.60
Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.18)	(0.24)	(0.23)
Net realized gains	(0.05)	(0.15)	—	—
Total dividends and/or distributions to shareholders	(0.25)	(0.33)	(0.24)	(0.23)
Net asset value, end of year	$11.57	$11.31	$11.16	$10.37
Total return (F)	4.58%	4.37%	10.05%	6.05%
Ratio and supplemental data:
Net assets end of year (000’s)	$426,748	$117,387	$35,974	$6,241
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	0.78%	0.89%	1.12%	2.36%
Including waiver and/or reimbursement and recapture	0.68	%(D)	0.86%	0.86%	0.86%
Net investment income (loss) to average net assets (C)	1.79	%(D)	1.69%	2.27%	2.12%
Portfolio turnover rate (H)	34%	55%	107%	111%

(A)	Commenced operations on October 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported in the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Total return has been calculated without deduction of the maximum sales charge.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Intermediate Muni (formerly, Transamerica Enhanced Muni)
Class C
October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of year	$11.28	$11.14	$10.36	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.14	(D)	0.12	0.18	0.15
Net realized and unrealized gain (loss)	0.31	0.29	0.78	0.39	(E)
Total investment operations	0.45	0.41	0.96	0.54
Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.12)	(0.18)	(0.18)
Net realized gains	(0.05)	(0.15)	—	—
Total dividends and/or distributions to shareholders	(0.19)	(0.27)	(0.18)	(0.18)
Net asset value, end of year	$11.54	$11.28	$11.14	$10.36
Total return (F)	4.00%	3.70%	9.35%	5.42%
Ratio and supplemental data:
Net assets end of year (000’s)	$199,784	$47,543	$9,960	$1,778
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	1.53%	1.65%	1.87%	3.08%
Including waiver and/or reimbursement and recapture	1.29	%(D)	1.46%	1.46%	1.46%
Net investment income (loss) to average net assets (C)	1.18	%(D)	1.09%	1.69%	1.47%
Portfolio turnover rate (H)	34%	55%	107%	111%

(A)	Commenced operations on October 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported in the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Total return has been calculated without deduction of the maximum continent deferred sales charge.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Intermediate Muni (formerly, Transamerica Enhanced Muni)
Class I
October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of year	$11.36	$11.20	$10.41	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.22	(D)	0.20	0.26	0.23
Net realized and unrealized gain (loss)	0.30	0.31	0.78	0.38	(E)
Total investment operations	0.52	0.51	1.04	0.61
Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.20)	(0.25)	(0.20)
Net realized gains	(0.05)	(0.15)	—	—
Total dividends and/or distributions to shareholders	(0.26)	(0.35)	(0.25)	(0.20)
Net asset value, end of year	$11.62	$11.36	$11.20	$10.41
Total return	4.62%	4.59%	10.16%	6.10%
Ratio and supplemental data:
Net assets end of year (000’s)	$833,151	$215,560	$22,007	$6,632
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.59%	0.70%	0.92%	2.12%
Including waiver and/or reimbursement and recapture	0.61	%(D)	0.71%	0.71%	0.71%
Net investment income (loss) to average net assets (C)	1.86	%(D)	1.82%	2.44%	2.21%
Portfolio turnover rate (G)	34%	55%	107%	111%

(A)	Commenced operations on October 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported in the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Transamerica Intermediate Muni (formerly, Transamerica Enhanced Muni)
	Class I2
	October 31, 2016 (A)
Net asset value, beginning of period	$11.78
Investment operations:
Net investment income (loss) (B) (C)	0.02
Net realized and unrealized gain (loss)	(0.16	)(D)
Total investment operations	(0.14)
Dividends and/or distributions to shareholders:
Net investment income	(0.02)
Net asset value, end of period	$11.62
Total return	(1.18	)%(E)
Ratio and supplemental data:
Net assets end of period (000’s)	$10
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.48	%(G)
Including waiver and/or reimbursement and recapture	0.48	%(G)
Net investment income (loss) to average net assets (C)	2.02	%(G)
Portfolio turnover rate (H)	34%

(A)	Commenced operations on September 30, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported in the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica International Equity
	Class A
	October 31, 2016		October 31, 2015		October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$17.37		$17.61		$18.44	$14.57	$13.47
Investment operations:
Net investment income (loss) (A)	0.29	(B)	0.33		0.48	0.30	0.24
Net realized and unrealized gain (loss)	(0.78)		(0.00	)(C)	(0.58)	3.81	1.19
Total investment operations	(0.49)		0.33		(0.10)	4.11	1.43
Dividends and/or distributions to shareholders:
Net investment income	(0.30)		(0.29)		(0.34)	(0.24)	(0.33)
Net realized gains	(0.09)		(0.28)		(0.39)	—	—
Total dividends and/or distributions to shareholders	(0.39)		(0.57)		(0.73)	(0.24)	(0.33)
Net asset value, end of year	$16.49		$17.37		$17.61	$18.44	$14.57
Total return (D)	(2.83)%		1.94%		(0.51)%	28.61%	11.10%
Ratio and supplemental data:
Net assets end of year (000’s)	$313,394		$249,773		$61,566	$21,102	$2,999
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.24%		1.42%		1.29%	1.42%	1.51%
Including waiver and/or reimbursement and recapture	1.30	%(B)	1.32%		1.29%	1.42%	1.46%
Net investment income (loss) to average net assets	1.78	%(B)	1.87%		2.62%	1.82%	1.76%
Portfolio turnover rate	19%		21%		19%	34%	33%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the maximum sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica International Equity
	Class C
	October 31, 2016		October 31, 2015		October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$17.11		$17.34		$18.21	$14.45	$13.40
Investment operations:
Net investment income (loss) (A)	0.17	(B)	0.20		0.33	0.22	0.11
Net realized and unrealized gain (loss)	(0.76)		(0.00	)(C)	(0.54)	3.76	1.24
Total investment operations	(0.59)		0.20		(0.21)	3.98	1.35
Dividends and/or distributions to shareholders:
Net investment income	(0.21)		(0.15)		(0.27)	(0.22)	(0.30)
Net realized gains	(0.09)		(0.28)		(0.39)	—	—
Total dividends and/or distributions to shareholders	(0.30)		(0.43)		(0.66)	(0.22)	(0.30)
Net asset value, end of year	$16.22		$17.11		$17.34	$18.21	$14.45
Total return (D)	(3.47)%		1.21%		(1.19)%	27.87%	10.49%
Ratio and supplemental data:
Net assets end of year (000’s)	$60,630		$62,013		$36,867	$17,537	$4,886
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.96%		1.96%		1.98%	2.06%	2.04%
Including waiver and/or reimbursement and recapture	1.96	%(B)	1.96%		1.98%	2.06%	2.04%
Net investment income (loss) to average net assets	1.07	%(B)	1.13%		1.82%	1.35%	0.82%
Portfolio turnover rate	19%		21%		19%	34%	33%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the maximum continent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica International Equity
	Class I
	October 31, 2016		October 31, 2015		October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$17.60		$17.80		$18.60	$14.65	$13.50
Investment operations:
Net investment income (loss) (A)	0.36	(B)	0.39		0.48	0.40	0.33
Net realized and unrealized gain (loss)	(0.79)		(0.00	)(C)	(0.52)	3.81	1.17
Total investment operations	(0.43)		0.39		(0.04)	4.21	1.50
Dividends and/or distributions to shareholders:
Net investment income	(0.35)		(0.31)		(0.37)	(0.26)	(0.35)
Net realized gains	(0.09)		(0.28)		(0.39)	—	—
Total dividends and/or distributions to shareholders	(0.44)		(0.59)		(0.76)	(0.26)	(0.35)
Net asset value, end of year	$16.73		$17.60		$17.80	$18.60	$14.65
Total return	(2.46)%		2.29%		(0.20)%	29.14%	11.58%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,552,632		$1,043,345		$567,267	$168,782	$90,012
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.90%		0.93%		0.95%	1.02%	1.05%
Including waiver and/or reimbursement and recapture	0.90	%(B)	0.93%		0.95%	1.02%	1.05%
Net investment income (loss) to average net assets	2.20	%(B)	2.20%		2.63%	2.40%	2.39%
Portfolio turnover rate	19%		21%		19%	34%	33%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica International Equity
	Class I2
	October 31, 2016		October 31, 2015		October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$17.62		$17.81		$18.60	$14.65	$13.51
Investment operations:
Net investment income (loss) (A)	0.37	(B)	0.41		0.52	0.43	0.36
Net realized and unrealized gain (loss)	(0.79)		(0.00	)(C)	(0.54)	3.79	1.14
Total investment operations	(0.42)		0.41		(0.02)	4.22	1.50
Dividends and/or distributions to shareholders:
Net investment income	(0.36)		(0.32)		(0.38)	(0.27)	(0.36)
Net realized gains	(0.09)		(0.28)		(0.39)	—	—
Total dividends and/or distributions to shareholders	(0.45)		(0.60)		(0.77)	(0.27)	(0.36)
Net asset value, end of year	$16.75		$17.62		$17.81	$18.60	$14.65
Total return	(2.38)%		2.40%		(0.07)%	29.26%	11.64%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,704,610		$573,806		$595,742	$279,652	$166,085
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.81%		0.83%		0.85%	0.91%	0.95%
Including waiver and/or reimbursement and recapture	0.80	%(B)	0.83%		0.85%	0.91%	0.95%
Net investment income (loss) to average net assets	2.27	%(B)	2.28%		2.83%	2.63%	2.62%
Portfolio turnover rate	19%		21%		19%	34%	33%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).

For a share outstanding during the period and year indicated:	Transamerica International Equity
	Class R6
	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$17.62		$18.65
Investment operations:
Net investment income (loss) (B)	0.42	(C)	0.10
Net realized and unrealized gain (loss)	(0.84)		(1.13)
Total investment operations	(0.42)		(1.03)
Dividends and/or distributions to shareholders:
Net investment income	(0.21)		—
Net realized gains	(0.09)		—
Total dividends and/or distributions to shareholders	(0.30)		—
Net asset value, end of period/year	$16.90		$17.62
Total return	(2.37)%		(5.52	)%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$56,917		$47
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.81%		0.83	%(E)
Including waiver and/or reimbursement and recapture	0.80	%(C)	0.83	%(E)
Net investment income (loss) to average net assets	2.53	%(C)	1.35	%(E)
Portfolio turnover rate	19%		21%

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica International Small Cap Value
	Class I
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$12.40		$11.81	$12.24	$10.00
Investment operations:
Net investment income (loss) (B)	0.25	(C)	0.22	0.25	0.20
Net realized and unrealized gain (loss)	(0.55)		0.64	(0.44)	2.04
Total investment operations	(0.30)		0.86	(0.19)	2.24
Dividends and/or distributions to shareholders:
Net investment income	(0.29)		(0.18)	(0.15)	—
Net realized gains	(0.42)		(0.09)	(0.09)	—
Total dividends and/or distributions to shareholders	(0.71)		(0.27)	(0.24)	—
Net asset value, end of period/year	$11.39		$12.40	$11.81	$12.24
Total return	(2.48)%		7.52%	(1.67)%	22.40	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$273,540		$367,502	$214,170	$4,186
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.12%		1.12%	1.15%	1.23	%(E)
Including waiver and/or reimbursement and recapture	1.11	%(C)	1.12%	1.15%	1.22	%(E)
Net investment income (loss) to average net assets	2.18	%(C)	1.78%	2.03%	2.16	%(E)
Portfolio turnover rate	20%		26%	21%	23	%(D)

(A)	Commenced operations on January 4, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica International Small Cap Value
	Class I2
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$12.43		$11.82	$12.25	$10.00
Investment operations:
Net investment income (loss) (B)	0.27	(C)	0.22	0.24	0.24
Net realized and unrealized gain (loss)	(0.56)		0.66	(0.43)	2.01
Total investment operations	(0.29)		0.88	(0.19)	2.25
Dividends and/or distributions to shareholders:
Net investment income	(0.30)		(0.18)	(0.15)	—
Net realized gains	(0.42)		(0.09)	(0.09)	—
Total dividends and/or distributions to shareholders	(0.72)		(0.27)	(0.24)	—
Net asset value, end of period/year	$11.42		$12.43	$11.82	$12.25
Total return	(2.38)%		7.73%	(1.66)%	22.50	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$440,438		$598,764	$533,058	$207,569
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.02%		1.02%	1.05%	1.12	%(E)
Including waiver and/or reimbursement and recapture	1.01	%(C)	1.02%	1.05%	1.12	%(E)
Net investment income (loss) to average net assets	2.36	%(C)	1.84%	1.91%	2.63	%(E)
Portfolio turnover rate	20%		26%	21%	23	%(D)

(A)	Commenced operations on January 4, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Large Cap Value
	Class A
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$12.71		$13.30	$14.24	$11.77	$10.30
Investment operations:
Net investment income (loss) (A)	0.14	(B)	0.16	0.15	0.17	0.16
Net realized and unrealized gain (loss)	0.98		0.54	1.40	3.13	1.51
Total investment operations	1.12		0.70	1.55	3.30	1.67
Dividends and/or distributions to shareholders:
Net investment income	(0.15)		(0.15)	(0.17)	(0.19)	(0.20)
Net realized gains	(1.32)		(1.14)	(2.32)	(0.64)	—
Total dividends and/or distributions to shareholders	(1.47)		(1.29)	(2.49)	(0.83)	(0.20)
Net asset value, end of year	$12.36		$12.71	$13.30	$14.24	$11.77
Total return (C)	9.83%		5.44%	12.09%	29.74%	16.40%
Ratio and supplemental data:
Net assets end of year (000’s)	$71,700		$31,566	$31,677	$8,605	$1,949
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.05%		1.05%	1.07%	1.13%	1.26%
Including waiver and/or reimbursement and recapture	1.04	%(B)	1.05%	1.07%	1.13%	1.26%
Net investment income (loss) to average net assets	1.16	%(B)	1.23%	1.13%	1.32%	1.45%
Portfolio turnover rate	127%		129%	87%	121%	117%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum sales charge.

For a share outstanding during the years indicated:	Transamerica Large Cap Value
	Class C
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$12.67		$13.26	$14.20	$11.76	$10.29
Investment operations:
Net investment income (loss) (A)	0.05	(B)	0.06	0.06	0.09	0.10
Net realized and unrealized gain (loss)	0.98		0.55	1.39	3.12	1.50
Total investment operations	1.03		0.61	1.45	3.21	1.60
Dividends and/or distributions to shareholders:
Net investment income	(0.07)		(0.06)	(0.07)	(0.13)	(0.13)
Net realized gains	(1.32)		(1.14)	(2.32)	(0.64)	—
Total dividends and/or distributions to shareholders	(1.39)		(1.20)	(2.39)	(0.77)	(0.13)
Net asset value, end of year	$12.31		$12.67	$13.26	$14.20	$11.76
Total return (C)	9.00%		4.68%	11.30%	28.86%	15.64%
Ratio and supplemental data:
Net assets end of year (000’s)	$22,482		$11,128	$9,402	$7,783	$1,716
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.80%		1.81%	1.79%	1.79%	1.87%
Including waiver and/or reimbursement and recapture	1.80	%(B)	1.81%	1.79%	1.79%	1.87%
Net investment income (loss) to average net assets	0.43	%(B)	0.45%	0.49%	0.68%	0.90%
Portfolio turnover rate	127%		129%	87%	121%	117%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum continent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Large Cap Value
	Class I
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$12.77		$13.35	$14.28	$11.81	$10.31
Investment operations:
Net investment income (loss) (A)	0.17	(B)	0.19	0.20	0.22	0.22
Net realized and unrealized gain (loss)	0.99		0.56	1.39	3.13	1.51
Total investment operations	1.16		0.75	1.59	3.35	1.73
Dividends and/or distributions to shareholders:
Net investment income	(0.18)		(0.19)	(0.20)	(0.24)	(0.23)
Net realized gains	(1.32)		(1.14)	(2.32)	(0.64)	—
Total dividends and/or distributions to shareholders	(1.50)		(1.33)	(2.52)	(0.88)	(0.23)
Net asset value, end of year	$12.43		$12.77	$13.35	$14.28	$11.81
Total return	10.14%		5.78%	12.40%	30.11%	17.00%
Ratio and supplemental data:
Net assets end of year (000’s)	$56,161		$15,090	$13,348	$16,805	$3,550
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.79%		0.78%	0.79%	0.79%	0.83%
Including waiver and/or reimbursement and recapture	0.78	%(B)	0.78%	0.79%	0.79%	0.83%
Net investment income (loss) to average net assets	1.37	%(B)	1.49%	1.55%	1.64%	2.01%
Portfolio turnover rate	127%		129%	87%	121%	117%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the years indicated:	Transamerica Large Cap Value
	Class I2
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$12.76		$13.34	$14.27	$11.80	$10.32
Investment operations:
Net investment income (loss) (A)	0.19	(B)	0.20	0.21	0.24	0.23
Net realized and unrealized gain (loss)	0.98		0.56	1.39	3.12	1.49
Total investment operations	1.17		0.76	1.60	3.36	1.72
Dividends and/or distributions to shareholders:
Net investment income	(0.19)		(0.20)	(0.21)	(0.25)	(0.24)
Net realized gains	(1.32)		(1.14)	(2.32)	(0.64)	—
Total dividends and/or distributions to shareholders	(1.51)		(1.34)	(2.53)	(0.89)	(0.24)
Net asset value, end of year	$12.42		$12.76	$13.34	$14.27	$11.80
Total return	10.25%		5.90%	12.53%	30.25%	16.90%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,898,665		$1,818,476	$1,739,472	$1,505,170	$1,320,011
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.69%		0.68%	0.69%	0.69%	0.73%
Including waiver and/or reimbursement and recapture	0.68	%(B)	0.68%	0.69%	0.69%	0.73%
Net investment income (loss) to average net assets	1.60	%(B)	1.58%	1.59%	1.89%	2.04%
Portfolio turnover rate	127%		129%	87%	121%	117%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Large Cap Value
	Class R6
	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$12.76		$13.07
Investment operations:
Net investment income (loss) (B)	0.15	(C)	0.08
Net realized and unrealized gain (loss)	1.02		(0.28	)(D)
Total investment operations	1.17		(0.20)
Dividends and/or distributions to shareholders:
Net investment income	(0.19)		(0.11)
Net realized gains	(1.32)		—
Total dividends and/or distributions to shareholders	(1.51)		(0.11)
Net asset value, end of period/year	$12.42		$12.76
Total return	10.25%		(1.53	)%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$3,391		$49
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.69%		0.69	%(F)
Including waiver and/or reimbursement and recapture	0.68	%(C)	0.69	%(F)
Net investment income (loss) to average net assets	1.25	%(C)	1.48	%(F)
Portfolio turnover rate	127%		129%

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported in the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the years indicated:	Transamerica Mid Cap Growth
	Class A
	October 31, 2016		October 31, 2015		October 31, 2014 (A)
Net asset value, beginning of year	$11.36		$10.96		$10.00
Investment operations:
Net investment income (loss) (B)	(0.04	)(C)	(0.03)		(0.06)
Net realized and unrealized gain (loss)	0.11		0.48	(D)	1.02
Total investment operations	0.07		0.45		0.96
Dividends and/or distributions to shareholders:
Net investment income	—		(0.03)		—
Net realized gains	—		(0.01)		—
Return of capital	—		(0.01)		—
Total dividends and/or distributions to shareholders	—		(0.05)		—
Net asset value, end of year	$11.43		$11.36		$10.96
Total return (E)	0.62%		4.23%		9.60%
Ratio and supplemental data:
Net assets end of year (000’s)	$5,154		$2,734		$492
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.23%		1.22%		1.33%
Including waiver and/or reimbursement and recapture	1.23	%(C)	1.22	%(F)	1.31%
Net investment income (loss) to average net assets	(0.36	)%(C)	(0.28)%		(0.55)%
Portfolio turnover rate	115%		70%		67%

(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported in the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Total return has been calculated without deduction the maximum sales charge.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Mid Cap Growth
	Class C
	October 31, 2016		October 31, 2015		October 31, 2014 (A)
Net asset value, beginning of year	$11.23		$10.88		$10.00
Investment operations:
Net investment income (loss) (B)	(0.12	)(C)	(0.11)		(0.14)
Net realized and unrealized gain (loss)	0.10		0.47	(D)	1.02
Total investment operations	(0.02)		0.36		0.88
Dividends and/or distributions to shareholders:
Net realized gains	—		(0.01)		—
Return of capital	—		(0.00	)(E)	—
Total dividends and/or distributions to shareholders	—		(0.01)		—
Net asset value, end of year	$11.21		$11.23		$10.88
Total return (F)	(0.18)%		3.32%		8.80%
Ratio and supplemental data:
Net assets end of year (000’s)	$720		$995		$330
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.01%		1.94%		2.05%
Including waiver and/or reimbursement and recapture	2.00	%(C)	1.94%		2.05%
Net investment income (loss) to average net assets	(1.15	)%(C)	(0.93)%		(1.28)%
Portfolio turnover rate	115%		70%		67%

(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported in the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Total return has been calculated without deduction of the maximum continent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Mid Cap Growth
Class I
October 31, 2016	October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of year	$11.40	$10.98	$10.00
Investment operations:
Net investment income (loss) (B)	(0.01	)(C)	0.03	(0.03)
Net realized and unrealized gain (loss)	0.11	0.46	(D)	1.01
Total investment operations	0.10	0.49	0.98
Dividends and/or distributions to shareholders:
Net investment income	—	(0.05)	(0.00	)(E)
Net realized gains	—	(0.01)	—
Return of capital	—	(0.01)	—
Total dividends and/or distributions to shareholders	—	(0.07)	(0.00	)(E)
Net asset value, end of year	$11.50	$11.40	$10.98
Total return	0.88%	4.49%	9.81%
Ratio and supplemental data:
Net assets end of year (000’s)	$400	$475	$339
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.94%	0.92%	1.10%
Including waiver and/or reimbursement and recapture	0.94	%(C)	0.96%	1.05%
Net investment income (loss) to average net assets	(0.09	)%(C)	0.23%	(0.29)%
Portfolio turnover rate	115%	70%	67%

(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported in the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Rounds to less than $0.01 or $(0.01).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Mid Cap Growth
Class I2
October 31, 2016	October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of year	$11.41	$10.99	$10.00
Investment operations:
Net investment income (loss) (B)	0.00	(C)(D)	0.02	(0.02)
Net realized and unrealized gain (loss)	0.12	0.48	(E)	1.01
Total investment operations	0.12	0.50	0.99
Dividends and/or distributions to shareholders:
Net investment income	—	(0.05)	(0.00	)(D)
Net realized gains	—	(0.01)	—
Return of capital	—	(0.02)	—
Total dividends and/or distributions to shareholders	—	(0.08)	(0.00	)(D)
Net asset value, end of year	$11.53	$11.41	$10.99
Total return	1.05%	4.58%	9.91%
Ratio and supplemental data:
Net assets end of year (000’s)	$140,214	$377,215	$55,086
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.81%	0.80%	0.99%
Including waiver and/or reimbursement and recapture	0.81	%(C)	0.80%	0.99%
Net investment income (loss) to average net assets	0.02	%(C)	0.16%	(0.22)%
Portfolio turnover rate	115%	70%	67%

(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported in the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Value Opportunities
	Class A
	October 31, 2016		October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of period/year	$11.37		$10.68	$10.00
Investment operations:
Net investment income (loss) (B)	0.06	(C)	0.11	0.07
Net realized and unrealized gain (loss)	0.78		0.68	0.69
Total investment operations	0.84		0.79	0.76
Dividends and/or distributions to shareholders:
Net investment income	(0.14)		(0.03)	(0.08)
Net realized gains	(0.27)		(0.07)	—
Total dividends and/or distributions to shareholders	(0.41)		(0.10)	(0.08)
Net asset value, end of period/year	$11.80		$11.37	$10.68
Total return (D)	7.72%		7.50%	7.62	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$75,556		$18,794	$703
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.08%		1.05%	1.18	%(F)
Including waiver and/or reimbursement and recapture	1.08	%(C)	1.05%	1.18	%(F)
Net investment income (loss) to average net assets	0.55	%(C)	1.02%	1.38	%(F)
Portfolio turnover rate	95%		31%	23	%(E)

(A)	Commenced operations on April 30, 2014
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum sales charge.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Value Opportunities
	Class C
	October 31, 2016		October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of period/year	$11.31		$10.68	$10.00
Investment operations:
Net investment income (loss) (B)	(0.04	)(C)	0.03	0.04
Net realized and unrealized gain (loss)	0.79		0.68	0.69
Total investment operations	0.75		0.71	0.73
Dividends and/or distributions to shareholders:
Net investment income	(0.09)		(0.01)	(0.05)
Net realized gains	(0.27)		(0.07)	—
Total dividends and/or distributions to shareholders	(0.36)		(0.08)	(0.05)
Net asset value, end of period/year	$11.70		$11.31	$10.68
Total return (D)	6.87%		6.72%	7.29	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$7,104		$1,241	$278
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.90%		1.80%	1.93	%(F)
Including waiver and/or reimbursement and recapture	1.90	%(C)	1.80%	1.93	%(F)
Net investment income (loss) to average net assets	(0.37	)%(C)	0.30%	0.71	%(F)
Portfolio turnover rate	95%		31%	23	%(E)

(A)	Commenced operations on April 30, 2014
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum continent deferred sales charge.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Value Opportunities
	Class I
	October 31, 2016		October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of period/year	$11.41		$10.69	$10.00
Investment operations:
Net investment income (loss) (B)	0.11	(C)	0.13	0.06
Net realized and unrealized gain (loss)	0.75		0.69	0.72
Total investment operations	0.86		0.82	0.78
Dividends and/or distributions to shareholders:
Net investment income	(0.15)		(0.03)	(0.09)
Net realized gains	(0.27)		(0.07)	—
Total dividends and/or distributions to shareholders	(0.42)		(0.10)	(0.09)
Net asset value, end of period/year	$11.85		$11.41	$10.69
Total return	8.00%		7.78%	7.83	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$298,589		$147,712	$5,979
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.86%		0.84%	0.96	%(E)
Including waiver and/or reimbursement and recapture	0.86	%(C)	0.84%	0.95	%(E)
Net investment income (loss) to average net assets	0.97	%(C)	1.19%	1.13	%(E)
Portfolio turnover rate	95%		31%	23	%(D)

(A)	Commenced operations on April 30, 2014
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Mid Cap Value Opportunities
	Class I2
	October 31, 2016		October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of period/year	$11.41		$10.69	$10.00
Investment operations:
Net investment income (loss) (B)	0.15	(C)	0.16	0.09
Net realized and unrealized gain (loss)	0.74		0.67	0.69
Total investment operations	0.89		0.83	0.78
Dividends and/or distributions to shareholders:
Net investment income	(0.16)		(0.04)	(0.09)
Net realized gains	(0.27)		(0.07)	—
Total dividends and/or distributions to shareholders	(0.43)		(0.11)	(0.09)
Net asset value, end of period/year	$11.87		$11.41	$10.69
Total return	8.12%		7.80%	7.86	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$323,275		$465,775	$166,170
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.74%		0.74%	0.86	%(E)
Including waiver and/or reimbursement and recapture	0.74	%(C)	0.74%	0.86	%(E)
Net investment income (loss) to average net assets	1.37	%(C)	1.42%	1.71	%(E)
Portfolio turnover rate	95%		31%	23	%(D)

(A)	Commenced operations on April 30, 2014
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period indicated:	Transamerica Mid Cap Value Opportunities
	Class R6
	October 31, 2016 (A)
Net asset value, beginning of period	$11.87
Investment operations:
Net investment income (loss) (B)	0.01	(C)
Net realized and unrealized gain (loss)	(0.01	)(D)
Net asset value, end of period	$11.87
Total return	0.00	%(E)
Ratio and supplemental data:
Net assets end of period (000’s)	$50
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.79	%(F)
Including waiver and/or reimbursement and recapture	0.78	%(C)(F)
Net investment income (loss) to average net assets	0.18	%(C)
Portfolio turnover rate	95%

(A)	Commenced operations on July 25, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported in the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica MLP & Energy Income
	Class A
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$7.94		$11.62	$10.28	$10.00
Investment operations:
Net investment income (loss) (B)	0.24	(C)	0.29	0.26	0.13
Net realized and unrealized gain (loss)	(0.33	)(D)	(3.62)	1.40	0.20
Total investment operations	(0.09)		(3.33)	1.66	0.33
Dividends and/or distributions to shareholders:
Net investment income	(0.26)		(0.09)	(0.27)	(0.05)
Net realized gains	—		(0.07)	(0.05)	—
Return of capital	—		(0.19)	—	—
Total dividends and/or distributions to shareholders	(0.26)		(0.35)	(0.32)	(0.05)
Net asset value, end of period/year	$7.59		$7.94	$11.62	$10.28
Total return (E)	(0.87)%		(29.17)%	16.36%	3.35	%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$43,221		$46,624	$64,300	$16,419
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.57%		1.52%	1.54%	1.65	%(G)
Including waiver and/or reimbursement and recapture	1.56	%(C)	1.52%	1.54%	1.65	%(G)
Net investment income (loss) to average net assets	3.50	%(C)	2.84%	2.24%	2.67	%(G)
Portfolio turnover rate	79%		67%	46%	28	%(F)

(A)	Commenced operations on April 30, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported in the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Total return has been calculated without deduction of the maximum sales charge.
(F)	Not annualized.
(G)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica MLP & Energy Income
	Class C
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$7.91		$11.57	$10.25	$10.00
Investment operations:
Net investment income (loss) (B)	0.19	(C)	0.21	0.17	0.09
Net realized and unrealized gain (loss)	(0.35	)(D)	(3.60)	1.41	0.20
Total investment operations	(0.16)		(3.39)	1.58	0.29
Dividends and/or distributions to shareholders:
Net investment income	(0.20)		(0.06)	(0.21)	(0.04)
Net realized gains	—		(0.07)	(0.05)	—
Return of capital	—		(0.14)	—	—
Total dividends and/or distributions to shareholders	(0.20)		(0.27)	(0.26)	(0.04)
Net asset value, end of period/year	$7.55		$7.91	$11.57	$10.25
Total return (E)	(1.79)%		(29.61)%	15.59%	2.90	%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$31,067		$37,877	$53,064	$5,008
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.36%		2.27%	2.26%	2.39	%(G)
Including waiver and/or reimbursement and recapture	2.35	%(C)	2.27%	2.26%	2.35	%(G)
Net investment income (loss) to average net assets	2.73	%(C)	2.11%	1.47%	1.71	%(G)
Portfolio turnover rate	79%		67%	46%	28	%(F)

(A)	Commenced operations on April 30, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported in the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Total return has been calculated without deduction of the maximum continent deferred sales charge.
(F)	Not annualized.
(G)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica MLP & Energy Income
	Class I
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$7.95		$11.63	$10.28	$10.00
Investment operations:
Net investment income (loss) (B)	0.26	(C)	0.31	0.29	0.14
Net realized and unrealized gain (loss)	(0.34	)(D)	(3.61)	1.41	0.20
Total investment operations	(0.08)		(3.30)	1.70	0.34
Dividends and/or distributions to shareholders:
Net investment income	(0.28)		(0.10)	(0.30)	(0.06)
Net realized gains	—		(0.07)	(0.05)	—
Return of capital	—		(0.21)	—	—
Total dividends and/or distributions to shareholders	(0.28)		(0.38)	(0.35)	(0.06)
Net asset value, end of period/year	$7.59		$7.95	$11.63	$10.28
Total return	(0.68)%		(28.92)%	16.69%	3.40	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$39,716		$63,695	$112,833	$9,582
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.26%		1.23%	1.27%	1.42	%(F)
Including waiver and/or reimbursement and recapture	1.25	%(C)	1.23%	1.27%	1.35	%(F)
Net investment income (loss) to average net assets	3.79	%(C)	3.08%	2.52%	2.82	%(F)
Portfolio turnover rate	79%		67%	46%	28	%(E)

(A)	Commenced operations on April 30, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported in the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica MLP & Energy Income
	Class I2
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013 (A)
Net asset value, beginning of period/year	$7.95		$11.63	$10.28	$10.00
Investment operations:
Net investment income (loss) (B)	0.25	(C)	0.33	0.31	0.12
Net realized and unrealized gain (loss)	(0.31	)(D)	(3.62)	1.40	0.22
Total investment operations	(0.06)		(3.29)	1.71	0.34
Dividends and/or distributions to shareholders:
Net investment income	(0.29)		(0.10)	(0.31)	(0.06)
Net realized gains	—		(0.07)	(0.05)	—
Return of capital	—		(0.22)	—	—
Total dividends and/or distributions to shareholders	(0.29)		(0.39)	(0.36)	(0.06)
Net asset value, end of period/year	$7.60		$7.95	$11.63	$10.28
Total return	(0.45)%		(28.84)%	16.79%	3.42	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$268,516		$346,050	$463,787	$206,668
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.16%		1.14%	1.17%	1.29	%(F)
Including waiver and/or reimbursement and recapture	1.15	%(C)	1.14%	1.17%	1.29	%(F)
Net investment income (loss) to average net assets	3.69	%(C)	3.26%	2.73%	2.29	%(F)
Portfolio turnover rate	79%		67%	46%	28	%(E)

(A)	Commenced operations on April 30, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported in the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Multi-Cap Growth (formerly, Transamerica Growth Opportunities)
	Class A
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$8.99		$11.29	$10.73	$8.15	$10.93
Investment operations:
Net investment income (loss) (A)	(0.03	)(B)	(0.09)	(0.04)	(0.03)	0.01
Net realized and unrealized gain (loss)	(0.93)		(0.99)	1.05	2.71	(0.55)
Total investment operations	(0.96)		(1.08)	1.01	2.68	(0.54)
Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(C)	—	—	(0.02)	(0.00	)(C)
Net realized gains	(0.83)		(1.22)	(0.45)	(0.08)	(2.24)
Total dividends and/or distributions to shareholders	(0.83)		(1.22)	(0.45)	(0.10)	(2.24)
Net asset value, end of year	$7.20		$8.99	$11.29	$10.73	$8.15
Total return (D)	(12.04)%		(10.56)%	9.57%	33.31%	(3.79)%
Ratio and supplemental data:
Net assets end of year (000’s)	$46,433		$71,255	$104,933	$105,245	$91,110
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.44%		1.35%	1.37%	1.46%	1.54%
Including waiver and/or reimbursement and recapture	1.32	%(B)	1.35%	1.37%	1.46%	1.67%
Net investment income (loss) to average net assets	(0.38	)%(B)	(0.94)%	(0.39)%	(0.27)%	0.10%
Portfolio turnover rate	101%		27%	53%	45%	38%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.03% higher and 0.03% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the maximum sales charge.

For a share outstanding during the years indicated:	Transamerica Multi-Cap Growth (formerly, Transamerica Growth Opportunities)
	Class B
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$7.57		$9.78	$9.43	$7.21	$10.01
Investment operations:
Net investment income (loss) (A)	(0.08	)(B)	(0.16)	(0.12)	(0.09)	(0.04)
Net realized and unrealized gain (loss)	(0.76)		(0.83)	0.92	2.39	(0.52)
Total investment operations	(0.84)		(0.99)	0.80	2.30	(0.56)
Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(C)	—	—	—	(0.00	)(C)
Net realized gains	(0.83)		(1.22)	(0.45)	(0.08)	(2.24)
Total dividends and/or distributions to shareholders	(0.83)		(1.22)	(0.45)	(0.08)	(2.24)
Net asset value, end of year	$5.90		$7.57	$9.78	$9.43	$7.21
Total return (D)	(12.78)%		(11.37)%	8.63%	32.23%	(4.47)%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,141		$2,257	$4,079	$5,507	$5,582
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.52%		2.30%	2.23%	2.27%	2.31%
Including waiver and/or reimbursement and recapture	2.14	%(B)	2.30%	2.23%	2.27%	2.32%
Net investment income (loss) to average net assets	(1.22	)%(B)	(1.90)%	(1.27)%	(1.06)%	(0.56)%
Portfolio turnover rate	101%		27%	53%	45%	38%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the maximum continent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Multi-Cap Growth (formerly, Transamerica Growth Opportunities)
	Class C
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$7.64		$9.85	$9.48	$7.25	$10.05
Investment operations:
Net investment income (loss) (A)	(0.07	)(B)	(0.15)	(0.11)	(0.09)	(0.04)
Net realized and unrealized gain (loss)	(0.77)		(0.84)	0.93	2.40	(0.52)
Total investment operations	(0.84)		(0.99)	0.82	2.31	(0.56)
Dividends and/or distributions to shareholders:
Net realized gains	(0.83)		(1.22)	(0.45)	(0.08)	(2.24)
Net asset value, end of year	$5.97		$7.64	$9.85	$9.48	$7.25
Total return (C)	(12.64)%		(11.27)%	8.80%	32.19%	(4.46)%
Ratio and supplemental data:
Net assets end of year (000’s)	$7,695		$10,378	$13,296	$13,099	$10,943
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.19%		2.15%	2.14%	2.25%	2.28%
Including waiver and/or reimbursement and recapture	2.07	%(B)	2.15%	2.14%	2.25%	2.28%
Net investment income (loss) to average net assets	(1.14	)%(B)	(1.74)%	(1.16)%	(1.06)%	(0.51)%
Portfolio turnover rate	101%		27%	53%	45%	38%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.03% higher and 0.03% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum continent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Multi-Cap Growth (formerly, Transamerica Growth Opportunities)
Class I
October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$9.65	$11.98	$11.32	$8.61	$11.37
Investment operations:
Net investment income (loss) (A)	(0.00	)(B)(C)	(0.06)	0.00	(B)	0.02	0.08
Net realized and unrealized gain (loss)	(1.01)	(1.05)	1.11	2.85	(0.58)
Total investment operations	(1.01)	(1.11)	1.11	2.87	(0.50)
Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(B)	—	—	(0.08)	(0.02)
Net realized gains	(0.83)	(1.22)	(0.45)	(0.08)	(2.24)
Total dividends and/or distributions to shareholders	(0.83)	(1.22)	(0.45)	(0.16)	(2.26)
Net asset value, end of year	$7.81	$9.65	$11.98	$11.32	$8.61
Total return	(11.71)%	(10.17)%	9.97%	33.87%	(3.16)%
Ratio and supplemental data:
Net assets end of year (000’s)	$38,914	$51,011	$65,747	$68,609	$80,359
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.99%	1.00%	0.99%	1.01%	0.99%
Including waiver and/or reimbursement and recapture	0.96	%(C)	1.00%	0.99%	1.01%	0.99%
Net investment income (loss) to average net assets	(0.03	)%(C)	(0.58)%	(0.02)%	0.22%	0.90%
Portfolio turnover rate	101%	27%	53%	45%	38%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.03% higher and 0.03% lower, respectively, had the custodian not reimbursed the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Multi-Cap Growth (formerly, Transamerica Growth Opportunities)
	Class I2
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$9.76		$12.10	$11.41	$8.68	$11.43
Investment operations:
Net investment income (loss) (A)	0.01	(B)	(0.05)	0.02	0.03	0.09
Net realized and unrealized gain (loss)	(1.02)		(1.06)	1.12	2.87	(0.58)
Total investment operations	(1.01)		(1.11)	1.14	2.90	(0.49)
Dividends and/or distributions to shareholders:
Net investment income	—		(0.01)	—	(0.09)	(0.02)
Net realized gains	(0.83)		(1.22)	(0.45)	(0.08)	(2.24)
Total dividends and/or distributions to shareholders	(0.83)		(1.23)	(0.45)	(0.17)	(2.26)
Net asset value, end of year	$7.92		$9.76	$12.10	$11.41	$8.68
Total return	(11.56)%		(10.05)%	10.16%	34.04%	(2.97)%
Ratio and supplemental data:
Net assets end of year (000’s)	$164,552		$312,108	$593,507	$529,348	$397,945
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.81%		0.83%	0.83%	0.84%	0.85%
Including waiver and/or reimbursement and recapture	0.78	%(B)	0.83%	0.83%	0.84%	0.85%
Net investment income (loss) to average net assets	0.15	%(B)	(0.43)%	0.14%	0.32%	0.99%
Portfolio turnover rate	101%		27%	53%	45%	38%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.03% higher and 0.03% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the years indicated:	Transamerica Multi-Managed Balanced
	Class A
	October 31, 2016		October 31, 2015	October 31, 2014		October 31, 2013		October 31, 2012
Net asset value, beginning of year	$24.86		$25.61	$24.23		$22.15		$23.34
Investment operations:
Net investment income (loss) (A)	0.25	(B)	0.24	0.24	(C)	0.23	(C)	0.26	(C)
Net realized and unrealized gain (loss)	0.61		0.41	2.57		2.88		1.94
Total investment operations	0.86		0.65	2.81		3.11		2.20
Dividends and/or distributions to shareholders:
Net investment income	(0.26)		(0.25)	(0.31)		(0.25)		(0.31)
Net realized gains	(0.58)		(1.15)	(1.12)		(0.78)		(3.08)
Total dividends and/or distributions to shareholders	(0.84)		(1.40)	(1.43)		(1.03)		(3.39)
Net asset value, end of year	$24.88		$24.86	$25.61		$24.23		$22.15
Total return (D)	3.57%		2.58%	12.11%		14.61%		11.27%
Ratio and supplemental data:
Net assets end of year (000’s)	$406,606		$210,457	$174,817		$152,382		$125,266
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.10%		1.14%	1.23	%(E)	1.36	%(E)	1.43	%(E)
Including waiver and/or reimbursement and recapture	1.08	%(B)	1.14%	1.23	%(E)	1.36	%(E)	1.47	%(E)
Net investment income (loss) to average net assets	1.04	%(B)	0.97%	1.00	%(C)	0.99	%(C)	1.20	%(C)
Portfolio turnover rate	35%		39%	102	%(F)	126	%(F)	153	%(F)

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Total return has been calculated without deduction of the maximum sales charge.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Multi-Managed Balanced
	Class B
	October 31, 2016		October 31, 2015	October 31, 2014		October 31, 2013		October 31, 2012
Net asset value, beginning of year	$24.70		$25.45	$24.09		$22.01		$23.23
Investment operations:
Net investment income (loss) (A)	0.01	(B)	0.01	0.02	(C)	0.03	(C)	0.08	(C)
Net realized and unrealized gain (loss)	0.59		0.40	2.55		2.87		1.92
Total investment operations	0.60		0.41	2.57		2.90		2.00
Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(D)	(0.01)	(0.09)		(0.04)		(0.14)
Net realized gains	(0.58)		(1.15)	(1.12)		(0.78)		(3.08)
Total dividends and/or distributions to shareholders	(0.58)		(1.16)	(1.21)		(0.82)		(3.22)
Net asset value, end of year	$24.72		$24.70	$25.45		$24.09		$22.01
Total return (E)	2.52%		1.62%	11.07%		13.66%		10.30%
Ratio and supplemental data:
Net assets end of year (000’s)	$3,470		$5,344	$6,579		$8,186		$9,074
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.12%		2.08%	2.15	%(F)	2.24	%(F)	2.29	%(F)
Including waiver and/or reimbursement and recapture	2.11	%(B)	2.08%	2.15	%(F)	2.24	%(F)	2.33	%(F)
Net investment income (loss) to average net assets	0.06	%(B)	0.05%	0.10	%(C)	0.13	%(C)	0.36	%(C)
Portfolio turnover rate	35%		39%	102	%(G)	126	%(G)	153	%(G)

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total return has been calculated without deduction of the maximum continent deferred sales charge.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Multi-Managed Balanced
	Class C
	October 31, 2016		October 31, 2015	October 31, 2014		October 31, 2013		October 31, 2012
Net asset value, beginning of year	$24.44		$25.21	$23.88		$21.85		$23.09
Investment operations:
Net investment income (loss) (A)	0.08	(B)	0.07	0.08	(C)	0.08	(C)	0.13	(C)
Net realized and unrealized gain (loss)	0.59		0.40	2.53		2.85		1.92
Total investment operations	0.67		0.47	2.61		2.93		2.05
Dividends and/or distributions to shareholders:
Net investment income	(0.08)		(0.09)	(0.16)		(0.12)		(0.21)
Net realized gains	(0.58)		(1.15)	(1.12)		(0.78)		(3.08)
Total dividends and/or distributions to shareholders	(0.66)		(1.24)	(1.28)		(0.90)		(3.29)
Net asset value, end of year	$24.45		$24.44	$25.21		$23.88		$21.85
Total return (D)	2.84%		1.87%	11.38%		13.90%		10.63%
Ratio and supplemental data:
Net assets end of year (000’s)	$208,410		$184,907	$132,473		$95,601		$62,789
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.83%		1.84%	1.90	%(E)	1.98	%(E)	2.01	%(E)
Including waiver and/or reimbursement and recapture	1.82	%(B)	1.84%	1.90	%(E)	1.98	%(E)	2.04	%(E)
Net investment income (loss) to average net assets	0.33	%(B)	0.27%	0.32	%(C)	0.36	%(C)	0.61	%(C)
Portfolio turnover rate	35%		39%	102	%(F)	126	%(F)	153	%(F)

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Total return has been calculated without deduction of the maximum continent deferred sales charge.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Multi-Managed Balanced
	Class I
	October 31, 2016		October 31, 2015	October 31, 2014		October 31, 2013		October 31, 2012
Net asset value, beginning of year	$24.96		$25.70	$24.31		$22.22		$23.40
Investment operations:
Net investment income (loss) (A)	0.32	(B)	0.31	0.33	(C)	0.32	(C)	0.36	(C)
Net realized and unrealized gain (loss)	0.60		0.42	2.57		2.89		1.94
Total investment operations	0.92		0.73	2.90		3.21		2.30
Dividends and/or distributions to shareholders:
Net investment income	(0.31)		(0.32)	(0.39)		(0.34)		(0.40)
Net realized gains	(0.58)		(1.15)	(1.12)		(0.78)		(3.08)
Total dividends and/or distributions to shareholders	(0.89)		(1.47)	1.51		(1.12)		(3.48)
Net asset value, end of year	$24.99		$24.96	$25.70		$24.31		$22.22
Total return	3.83%		2.90%	12.46%		15.07%		11.76%
Ratio and supplemental data:
Net assets end of year (000’s)	$208,512		$199,378	$176,667		$174,902		$176,788
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.84%		0.86%	0.92	%(D)	0.98	%(D)	0.96	%(D)
Including waiver and/or reimbursement and recapture	0.84	%(B)	0.86%	0.92	%(D)	0.98	%(D)	0.99	%(D)
Net investment income (loss) to average net assets	1.32	%(B)	1.26%	1.32	%(C)	1.39	%(C)	1.63	%(C)
Portfolio turnover rate	35%		39%	102	%(E)	126	%(E)	153	%(E)

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(E)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and year indicated:	Transamerica Multi-Managed Balanced
	Class R6
	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$24.95		$25.40
Investment operations:
Net investment income (loss) (B)	0.25	(C)	0.13
Net realized and unrealized gain (loss)	0.71		(0.40	)(D)
Total investment operations	0.96		(0.27)
Dividends and/or distributions to shareholders:
Net investment income	(0.34)		(0.18)
Net realized gains	(0.58)		—
Total dividends and/or distributions to shareholders	(0.92)		(0.18)
Net asset value, end of period/year	$24.99		$24.95
Total return	3.99%		(1.07	)%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$6,316		$49
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.73%		0.75	%(F)
Including waiver and/or reimbursement and recapture	0.73	%(C)	0.75	%(F)
Net investment income (loss) to average net assets	1.02	%(C)	1.19	%(F)
Portfolio turnover rate	35%		39%

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported in the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Short-Term Bond
Class A
October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$10.19	$10.37	$10.45	$10.51	$10.33
Investment operations:
Net investment income (loss) (A)	0.20	(B)	0.20	0.21	0.25	0.33
Net realized and unrealized gain (loss)	0.06	(0.15)	0.00	(C)	0.01	0.27
Total investment operations	0.26	0.05	0.21	0.26	0.60
Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.21)	(0.23)	(0.27)	(0.35)
Net realized gains	—	(0.02)	(0.06)	(0.05)	(0.07)
Return of capital	(0.02)	—	—	—	—
Total dividends and/or distributions to shareholders	(0.22)	(0.23)	(0.29)	(0.32)	(0.42)
Net asset value, end of year	$10.23	$10.19	$10.37	$10.45	$10.51
Total return (D)	2.60%	0.53%	1.97%	2.46%	5.95%
Ratio and supplemental data:
Net assets end of year (000’s)	$934,615	$976,715	$1,012,764	$953,044	$793,493
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.85%	0.84%	0.86%	0.88%	0.89%
Including waiver and/or reimbursement and recapture	0.84	%(B)	0.84%	0.84%	0.83%	0.83%
Net investment income (loss) to average net assets	1.95	%(B)	1.94%	2.05%	2.38%	3.22%
Portfolio turnover rate	45%	66%	52%	73%	61%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the maximum sales charge.

For a share outstanding during the years indicated:	Transamerica Short-Term Bond
	Class C
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$10.17		$10.35	$10.43	$10.49	$10.31
Investment operations:
Net investment income (loss) (A)	0.12	(B)	0.12	0.14	0.17	0.25
Net realized and unrealized gain (loss)	0.06		(0.14)	(0.01)	0.01	0.27
Total investment operations	0.18		(0.02)	0.13	0.18	0.52
Dividends and/or distributions to shareholders:
Net investment income	(0.12)		(0.14)	(0.15)	(0.19)	(0.27)
Net realized gains	—		(0.02)	(0.06)	(0.05)	(0.07)
Return of capital	(0.02)		—	—	—	—
Total dividends and/or distributions to shareholders	(0.14)		(0.16)	(0.21)	(0.24)	(0.34)
Net asset value, end of year	$10.21		$10.17	$10.35	$10.43	$10.49
Total return (C)	1.82%		(0.23)%	1.20%	1.67%	5.15%
Ratio and supplemental data:
Net assets end of year (000’s)	$621,425		$721,293	$847,407	$867,319	$837,435
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.61%		1.60%	1.59%	1.60%	1.59%
Including waiver and/or reimbursement and recapture	1.60	%(B)	1.60%	1.59%	1.60%	1.59%
Net investment income (loss) to average net assets	1.18	%(B)	1.19%	1.30%	1.63%	2.46%
Portfolio turnover rate	45%		66%	52%	73%	61%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Total return has been calculated without deduction of the maximum continent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Short-Term Bond
	Class I
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$10.01		$10.19	$10.27	$10.33	$10.15
Investment operations:
Net investment income (loss) (A)	0.21	(B)	0.22	0.23	0.26	0.35
Net realized and unrealized gain (loss)	0.07		(0.15)	(0.01)	0.01	0.26
Total investment operations	0.28		0.07	0.22	0.27	0.61
Dividends and/or distributions to shareholders:
Net investment income	(0.21)		(0.23)	(0.24)	(0.28)	(0.36)
Net realized gains	—		(0.02)	(0.06)	(0.05)	(0.07)
Return of capital	(0.03)		—	—	—	—
Total dividends and/or distributions to shareholders	(0.24)		(0.25)	(0.30)	(0.33)	(0.43)
Net asset value, end of year	$10.05		$10.01	$10.19	$10.27	$10.33
Total return	2.82%		0.71%	2.18%	2.66%	6.21%
Ratio and supplemental data:
Net assets end of year (000’s)	$979,858		$822,063	$804,004	$485,299	$368,296
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.64%		0.63%	0.63%	0.63%	0.63%
Including waiver and/or reimbursement and recapture	0.63	%(B)	0.63%	0.63%	0.63%	0.63%
Net investment income (loss) to average net assets	2.15	%(B)	2.15%	2.25%	2.58%	3.40%
Portfolio turnover rate	45%		66%	52%	73%	61%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the years indicated:	Transamerica Short-Term Bond
	Class I2
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$10.01		$10.18	$10.27	$10.32	$10.14
Investment operations:
Net investment income (loss) (A)	0.22	(B)	0.23	0.24	0.28	0.36
Net realized and unrealized gain (loss)	0.06		(0.14)	(0.02)	0.01	0.26
Total investment operations	0.28		0.09	0.22	0.29	0.62
Dividends and/or distributions to shareholders:
Net investment income	(0.22)		(0.24)	(0.25)	(0.29)	(0.37)
Net realized gains	—		(0.02)	(0.06)	(0.05)	(0.07)
Return of capital	(0.03)		—	—	—	—
Total dividends and/or distributions to shareholders	(0.25)		(0.26)	(0.31)	(0.34)	(0.44)
Net asset value, end of year	$10.04		$10.01	$10.18	$10.27	$10.32
Total return	2.81%		0.91%	2.18%	2.86%	6.31%
Ratio and supplemental data:
Net assets end of year (000’s)	$282,016		$1,223,002	$1,400,475	$1,561,883	$1,521,804
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.54%		0.53%	0.53%	0.53%	0.53%
Including waiver and/or reimbursement and recapture	0.54	%(B)	0.53%	0.53%	0.53%	0.53%
Net investment income (loss) to average net assets	2.21	%(B)	2.25%	2.37%	2.71%	3.50%
Portfolio turnover rate	45%		66%	52%	73%	61%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Short-Term Bond
	Class R6
	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$10.01		$10.12
Investment operations:
Net investment income (loss) (B)	0.23	(C)	0.09
Net realized and unrealized gain (loss)	0.05		(0.10)
Total investment operations	0.28		(0.01)
Dividends and/or distributions to shareholders:
Net investment income	(0.22)		(0.10)
Return of capital	(0.03)		—
Total dividends and/or distributions to shareholders	(0.25)		(0.10)
Net asset value, end of period/year	$10.04		$10.01
Total return	2.82%		(0.09	)%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$372		$50
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.54%		0.53	%(E)
Including waiver and/or reimbursement and recapture	0.52	%(C)	0.53	%(E)
Net investment income (loss) to average net assets	2.26	%(C)	2.22	%(E)
Portfolio turnover rate	45%		66%

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the years indicated:	Transamerica Small Cap Core
	Class A
	October 31, 2016		October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of year	$9.81		$10.80	$10.00
Investment operations:
Net investment income (loss) (B)	0.02	(C)	0.07	0.06
Net realized and unrealized gain (loss)	0.46		(0.79)	0.76
Total investment operations	0.48		(0.72)	0.82
Dividends and/or distributions to shareholders:
Net investment income	(0.27)		(0.04)	(0.02)
Net realized gains	—		(0.23)	—
Total dividends and/or distributions to shareholders	(0.27)		(0.27)	(0.02)
Net asset value, end of year	$10.02		$9.81	$10.80
Total return (D)	5.01%		(6.86)%	8.18%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,336		$605	$333
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.45%		1.21%	1.32%
Including waiver and/or reimbursement and recapture	1.32	%(C)	1.21%	1.32%
Net investment income (loss) to average net assets	0.15	%(C)	0.63%	0.55%
Portfolio turnover rate	142%		149%	140%

(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Small Cap Core
	Class C
	October 31, 2016		October 31, 2015		October 31, 2014 (A)
Net asset value, beginning of year	$9.70		$10.73		$10.00
Investment operations:
Net investment income (loss) (B)	(0.05	)(C)	(0.01)		(0.02)
Net realized and unrealized gain (loss)	0.45		(0.79)		0.76
Total investment operations	0.40		(0.80)		0.74
Dividends and/or distributions to shareholders:
Net investment income	(0.17)		(0.00	)(D)	(0.01)
Net realized gains	—		(0.23)		—
Total dividends and/or distributions to shareholders	(0.17)		(0.23)		(0.01)
Net asset value, end of year	$9.93		$9.70		$10.73
Total return (E)	4.24%		(7.64)%		7.36%
Ratio and supplemental data:
Net assets end of year (000’s)	$406		$372		$380
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.13%		1.99%		2.06%
Including waiver and/or reimbursement and recapture	2.07	%(C)	1.99%		2.05%
Net investment income (loss) to average net assets	(0.48	)%(C)	(0.08)%		(0.20)%
Portfolio turnover rate	142%		149%		140%

(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total return has been calculated without deduction of the maximum continent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Small Cap Core
	Class I
	October 31, 2016		October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of year	$9.82		$10.82	$10.00
Investment operations:
Net investment income (loss) (B)	0.04	(C)	0.09	0.08
Net realized and unrealized gain (loss)	0.48		(0.80)	0.76
Total investment operations	0.52		(0.71)	0.84
Dividends and/or distributions to shareholders:
Net investment income	(0.28)		(0.06)	(0.02)
Net realized gains	—		(0.23)	—
Total dividends and/or distributions to shareholders	(0.28)		(0.29)	(0.02)
Net asset value, end of year	$10.06		$9.82	$10.82
Total return	5.39%		(6.73)%	8.44%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,264		$781	$685
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.13%		1.01%	1.08%
Including waiver and/or reimbursement and recapture	1.07	%(C)	1.03%	1.05%
Net investment income (loss) to average net assets	0.44	%(C)	0.87%	0.79%
Portfolio turnover rate	142%		149%	140%

(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Small Cap Core
	Class I2
	October 31, 2016		October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of year	$9.84		$10.83	$10.00
Investment operations:
Net investment income (loss) (B)	0.09	(C)	0.11	0.10
Net realized and unrealized gain (loss)	0.42		(0.80)	0.75
Total investment operations	0.51		(0.69)	0.85
Dividends and/or distributions to shareholders:
Net investment income	(0.29)		(0.07)	(0.02)
Net realized gains	—		(0.23)	—
Total dividends and/or distributions to shareholders	(0.29)		(0.30)	(0.02)
Net asset value, end of year	$10.06		$9.84	$10.83
Total return	5.30%		(6.56)%	8.55%
Ratio and supplemental data:
Net assets end of year (000’s)	$36,641		$235,429	$210,823
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.01%		0.89%	0.97%
Including waiver and/or reimbursement and recapture	1.00	%(C)	0.89%	0.97%
Net investment income (loss) to average net assets	0.89	%(C)	1.01%	0.93%
Portfolio turnover rate	142%		149%	140%

(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the period and years indicated:	Transamerica Small Cap Growth
	Class A
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013		October 31, 2012 (A)
Net asset value, beginning of period/year	$12.82		$12.87	$12.37	$9.38		$10.00
Investment operations:
Net investment income (loss) (B)	(0.10	)(C)	(0.03)	(0.11)	(0.08)		(0.02)
Net realized and unrealized gain (loss)	0.49		1.03	0.61	3.07		(0.60)
Total investment operations	0.39		1.00	0.50	2.99		(0.62)
Dividends and/or distributions to shareholders:
Net investment income	—		—	—	(0.00	)(D)	—
Net realized gains	(1.06)		(1.05)	—	—		—
Total dividends and/or distributions to shareholders	(1.06)		(1.05)	—	(0.00	)(D)	—
Net asset value, end of period/year	$12.15		$12.82	$12.87	$12.37		$9.38
Total return (E)	3.42%		8.27%	4.04%	31.90%		(6.20	)%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$8,835		$2,882	$862	$591		$236
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.36%		1.30%	1.35%	1.29%		1.52	%(G)
Including waiver and/or reimbursement and recapture	1.35	%(C)	1.30%	1.35%	1.29%		1.45	%(G)
Net investment income (loss) to average net assets	(0.82	)%(C)	(0.26)%	(0.87)%	(0.70)%		(1.17	)%(G)
Portfolio turnover rate	43%		60%	73%	74%		11	%(F)

(A)	Commenced operations on August 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total return has been calculated without deduction of the maximum sales charge.
(F)	Not annualized.
(G)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Small Cap Growth
	Class C
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012 (A)
Net asset value, beginning of period/year	$12.55		$12.70	$12.28	$9.37	$10.00
Investment operations:
Net investment income (loss) (B)	(0.18	)(C)	(0.15)	(0.19)	(0.14)	(0.03)
Net realized and unrealized gain (loss)	0.46		1.05	0.61	3.05	(0.60)
Total investment operations	0.28		0.90	0.42	2.91	(0.63)
Dividends and/or distributions to shareholders:
Net realized gains	(1.06)		(1.05)	—	—	—
Net asset value, end of period/year	$11.77		$12.55	$12.70	$12.28	$9.37
Total return (D)	2.56%		7.54%	3.42%	31.06%	(6.30	)%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,369		$1,380	$628	$404	$234
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.10%		2.02%	1.99%	1.95%	2.21	%(F)
Including waiver and/or reimbursement and recapture	2.09	%(C)	2.02%	1.99%	1.95%	2.15	%(F)
Net investment income (loss) to average net assets	(1.54	)%(C)	(1.20)%	(1.51)%	(1.32)%	(1.89	)%(F)
Portfolio turnover rate	43%		60%	73%	74%	11	%(E)

(A)	Commenced operations on August 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return has been calculated without deduction of the maximum continent deferred sales charge.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Small Cap Growth
	Class I
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012 (A)
Net asset value, beginning of period/year	$12.94		$12.94	$12.39	$9.39	$10.00
Investment operations:
Net investment income (loss) (B)	(0.06	)(C)	(0.06)	(0.07)	(0.04)	(0.01)
Net realized and unrealized gain (loss)	0.48		1.11	0.62	3.05	(0.60)
Total investment operations	0.42		1.05	0.55	3.01	(0.61)
Dividends and/or distributions to shareholders:
Net investment income	—		—	—	(0.01)	—
Net realized gains	(1.06)		(1.05)	—	—	—
Total dividends and/or distributions to shareholders	(1.06)		(1.05)	—	(0.01)	—
Net asset value, end of period/year	$12.30		$12.94	$12.94	$12.39	$9.39
Total return	3.64%		8.63%	4.44%	32.08%	(6.10	)%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$2,042		$2,540	$510	$490	$235
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.03%		1.00%	1.03%	1.02%	1.31	%(E)
Including waiver and/or reimbursement and recapture	1.03	%(C)	1.00%	1.03%	1.04%	1.15	%(E)
Net investment income (loss) to average net assets	(0.48	)%(C)	(0.44)%	(0.54)%	(0.41)%	(0.89	)%(E)
Portfolio turnover rate	43%		60%	73%	74%	11	%(D)

(A)	Commenced operations on August 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Small Cap Growth
	Class I2
	October 31, 2016		October 31, 2015	October 31, 2014		October 31, 2013	October 31, 2012 (A)
Net asset value, beginning of period/year	$12.99		$12.97	$12.41		$9.39	$10.00
Investment operations:
Net investment income (loss) (B)	(0.04	)(C)	0.01	(0.05)		(0.04)	(0.01)
Net realized and unrealized gain (loss)	0.47		1.06	0.61		3.07	(0.60)
Total investment operations	0.43		1.07	0.56		3.03	(0.61)
Dividends and/or distributions to shareholders:
Net investment income	—		—	(0.00	)(D)	(0.01)	—
Net realized gains	(1.06)		(1.05)	—		—	—
Total dividends and/or distributions to shareholders	(1.06)		(1.05)	(0.00	)(D)	(0.01)	—
Net asset value, end of period/year	$12.36		$12.99	$12.97		$12.41	$9.39
Total return	3.71%		8.78%	4.51%		32.32%	(6.10	)%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$53,790		$539,006	$528,891		$562,770	$239,395
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.92%		0.89%	0.89%		0.90%	1.21	%(F)
Including waiver and/or reimbursement and recapture	0.91	%(C)	0.89%	0.89%		0.91%	1.15	%(F)
Net investment income (loss) to average net assets	(0.32	)%(C)	0.07%	(0.41)%		(0.33)%	(0.87	)%(F)
Portfolio turnover rate	43%		60%	73%		74%	11	%(E)

(A)	Commenced operations on August 31, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the period indicated:	Transamerica Small Cap Growth
	Class R6
	October 31, 2016 (A)
Net asset value, beginning of period	$12.65
Investment operations:
Net investment income (loss) (B)	(0.01	)(C)
Net realized and unrealized gain (loss)	(0.28	)(D)
Total investment operations	(0.29)
Net asset value, end of period	$12.36
Total return	(2.29	)%(E)
Ratio and supplemental data:
Net assets end of period (000’s)	$49
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.97	%(F)
Including waiver and/or reimbursement and recapture	0.95	%(C)(F)
Net investment income (loss) to average net assets	(0.37	)%(C)(F)
Portfolio turnover rate	43%

(A)	Commenced operations on July 25, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported in the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Not annualized.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Small Cap Value
	Class A
	October 31, 2016		October 31, 2015		October 31, 2014		October 31, 2013		October 31, 2012 (A)
Net asset value, beginning of period/year	$10.97		$12.95		$13.21		$9.83		$10.00
Investment operations:
Net investment income (loss) (B)	0.02	(C)	0.11	(D)	0.08	(D)	0.06	(D)	0.04	(D)
Net realized and unrealized gain (loss)	(0.33)		(0.83)		0.56		3.39		(0.21)
Total investment operations	(0.31)		(0.72)		0.64		3.45		(0.17)
Dividends and/or distributions to shareholders:
Net investment income	(0.12)		(0.09)		(0.08)		(0.07)		—
Net realized gains	(0.85)		(1.17)		(0.82)		(0.00	)(E)	—
Total dividends and/or distributions to shareholders	(0.97)		(1.26)		(0.90)		(0.07)		—
Net asset value, end of period/year	$9.69		$10.97		$12.95		$13.21		$9.83
Total return (F)	(2.76)%		(6.35)%		4.99%		35.30%		(1.70	)%(G)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,852		$1,124		$955		$996		$268
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.38%		1.31	%(H)	1.38	%(H)	1.37	%(H)	1.36	%(H)(I)
Including waiver and/or reimbursement and recapture	1.29	%(C)	1.31	%(H)(J)	1.38	%(H)	1.37	%(H)	1.36	%(H)(I)
Net investment income (loss) to average net assets	(0.25	)%(C)	0.96	%(D)	0.61	%(D)	0.50	%(D)	0.91	%(D)(I)
Portfolio turnover rate	87%		145	%(K)	37	%(K)	49	%(K)	22	%(G)(K)

(A)	Commenced operations on April 30, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Total return has been calculated without deduction of the maximum sales charge.
(G)	Not annualized.
(H)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(I)	Annualized.
(J)	Waiver and/or reimbursement rounds to less than 0.01%.
(K)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Small Cap Value
	Class C
	October 31, 2016		October 31, 2015		October 31, 2014		October 31, 2013		October 31, 2012 (A)
Net asset value, beginning of period/year	$10.88		$12.87		$13.15		$9.79		$10.00
Investment operations:
Net investment income (loss) (B)	(0.03	)(C)	0.03	(D)	(0.01	)(D)	0.00	(D)(E)	0.01	(D)
Net realized and unrealized gain (loss)	(0.34)		(0.83)		0.58		3.38		(0.22)
Total investment operations	(0.37)		(0.80)		0.57		3.38		(0.21)
Dividends and/or distributions to shareholders:
Net investment income	(0.03)		(0.02)		(0.03)		(0.02)		—
Net realized gains	(0.85)		(1.17)		(0.82)		(0.00	)(E)	—
Total dividends and/or distributions to shareholders	(0.88)		(1.19)		(0.85)		(0.02)		—
Net asset value, end of period/year	$9.63		$10.88		$12.87		$13.15		$9.79
Total return (F)	(3.35)%		(7.06)%		4.39%		34.65%		(2.10	)%(G)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$725		$877		$921		$635		$251
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.02%		2.01	%(H)	1.99	%(H)	1.98	%(H)	2.04	%(H)(I)
Including waiver and/or reimbursement and recapture	2.01	%(C)	2.01	%(H)	1.99	%(H)	1.98	%(H)	2.04	%(H)(I)
Net investment income (loss) to average net assets	(0.31	)%(C)	0.28	%(D)	(0.05	)%(D)	0.00	%(D)(J)	0.24	%(D)(I)
Portfolio turnover rate	87%		145	%(K)	37	%(K)	49	%(K)	22	%(G)(K)

(A)	Commenced operations on April 30, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Total return has been calculated without deduction of the maximum continent deferred sales charge.
(G)	Not annualized.
(H)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(I)	Annualized.
(J)	Rounds to less than 0.01% or (0.01)%.
(K)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Small Cap Value
	Class I
	October 31, 2016		October 31, 2015		October 31, 2014		October 31, 2013		October 31, 2012 (A)
Net asset value, beginning of period/year	$11.02		$13.02		$13.26		$9.84		$10.00
Investment operations:
Net investment income (loss) (B)	0.07	(C)	0.15	(D)	0.12	(D)	0.12	(D)	0.06	(D)
Net realized and unrealized gain (loss)	(0.35)		(0.85)		0.57		3.38		(0.22)
Total investment operations	(0.28)		(0.70)		0.69		3.50		(0.16)
Dividends and/or distributions to shareholders:
Net investment income	(0.14)		(0.13)		(0.11)		(0.08)		—
Net realized gains	(0.85)		(1.17)		(0.82)		(0.00	)(E)	—
Total dividends and/or distributions to shareholders	(0.99)		(1.30)		(0.93)		(0.08)		—
Net asset value, end of period/year	$9.75		$11.02		$13.02		$13.26		$9.84
Total return	(2.45)%		(6.17)%		5.37%		35.87%		(1.60	)%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$382		$523		$655		$719		$371
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.04%		1.05	%(G)	1.04	%(G)	1.03	%(G)	1.12	%(G)(H)
Including waiver and/or reimbursement and recapture	1.03	%(C)	1.05	%(G)	1.04	%(G)	1.03	%(G)	1.12	%(G)(H)
Net investment income (loss) to average net assets	(0.70	)%(C)	1.24	%(D)	0.93	%(D)	1.01	%(D)	1.17	%(D)(H)
Portfolio turnover rate	87%		145	%(I)	37	%(I)	49	%(I)	22	%(F)(I)

(A)	Commenced operations on April 30, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Not annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Small Cap Value
	Class I2
	October 31, 2016		October 31, 2015		October 31, 2014		October 31, 2013		October 31, 2012 (A)
Net asset value, beginning of period/year	$11.04		$13.04		$13.27		$9.84		$10.00
Investment operations:
Net investment income (loss) (B)	0.09	(C)	0.16	(D)	0.14	(D)	0.12	(D)	0.06	(D)
Net realized and unrealized gain (loss)	(0.36)		(0.84)		0.58		3.40		(0.22)
Total investment operations	(0.27)		(0.68)		0.72		3.52		(0.16)
Dividends and/or distributions to shareholders:
Net investment income	(0.15)		(0.15)		(0.13)		(0.09)		—
Net realized gains	(0.85)		(1.17)		(0.82)		(0.00	)(E)	—
Total dividends and/or distributions to shareholders	(1.00)		(1.32)		(0.95)		(0.09)		—
Net asset value, end of period/year	$9.77		$11.04		$13.04		$13.27		$9.84
Total return	(2.28)%		(6.03)%		5.54%		36.06%		(1.60	)%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$251,242		$461,159		$678,842		$737,250		$288,664
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.90%		0.91	%(G)	0.92	%(G)	0.92	%(G)	1.01	%(G)(H)
Including waiver and/or reimbursement and recapture	0.89	%(C)	0.91	%(G)	0.92	%(G)	0.92	%(G)	1.01	%(G)(H)
Net investment income (loss) to average net assets	0.89	%(C)	1.37	%(D)	1.07	%(D)	1.06	%(D)	1.30	%(D)(H)
Portfolio turnover rate	87%		145	%(I)	37	%(I)	49	%(I)	22	%(F)(I)

(A)	Commenced operations on April 30, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Not annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Transamerica Small Cap Value
	Class R6
	October 31, 2016 (A)
Net asset value, beginning of period	$9.96
Investment operations:
Net investment income (loss) (B)	0.00	(C)(D)
Net realized and unrealized gain (loss)	(0.19)
Total investment operations	(0.19)
Net asset value, end of period	$9.77
Total return (E)	(1.91	)%(F)
Ratio and supplemental data:
Net assets end of period (000’s)	$49
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.90	%(G)
Including waiver and/or reimbursement and recapture	0.87	%(D)(G)
Net investment income (loss) to average net assets	0.11	%(D)(G)
Portfolio turnover rate	87%

(A)	Commenced operations on July 25, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.04% higher and 0.04% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Total return has been calculated without deduction of a sales load on an initial purchase.
(F)	Not annualized.
(G)	Annualized.

For a share outstanding during the years indicated:	Transamerica Small/Mid Cap Value
	Class A
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$26.18		$28.88	$29.05	$21.86	$20.65
Investment operations:
Net investment income (loss) (A)	0.24	(B)	0.05	0.07	0.11	0.11
Net realized and unrealized gain (loss)	0.87		0.04	2.18	7.18	2.24
Total investment operations	1.11		0.09	2.25	7.29	2.35
Dividends and/or distributions to shareholders:
Net investment income	(0.03)		(0.03)	(0.10)	(0.10)	(0.00	)(C)
Net realized gains	(2.17)		(2.76)	(2.32)	—	(1.14)
Total dividends and/or distributions to shareholders	(2.20)		(2.79)	(2.42)	(0.10)	(1.14)
Net asset value, end of year	$25.09		$26.18	$28.88	$29.05	$21.86
Total return (D)	4.69%		0.17%	8.13%	33.47%	12.28%
Ratio and supplemental data:
Net assets end of year (000’s)	$338,577		$400,506	$473,644	$519,376	$332,085
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.34%		1.31%	1.30%	1.38%	1.41%
Including waiver and/or reimbursement and recapture	1.33	%(B)	1.31%	1.30%	1.38%	1.41%
Net investment income (loss) to average net assets	0.99	%(B)	0.20%	0.24%	0.44%	0.50%
Portfolio turnover rate	74%		68%	96%	97%	74%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the maximum sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Small/Mid Cap Value
	Class B
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$23.98		$26.83	$27.23	$20.55	$19.60
Investment operations:
Net investment income (loss) (A)	0.03	(B)	(0.12)	(0.12)	(0.05)	(0.03)
Net realized and unrealized gain (loss)	0.80		0.03	2.04	6.73	2.12
Total investment operations	0.83		(0.09)	1.92	6.68	2.09
Dividends and/or distributions to shareholders:
Net investment income	—		—	—	—	(0.00	)(C)
Net realized gains	(2.17)		(2.76)	(2.32)	—	(1.14)
Total dividends and/or distributions to shareholders	(2.17)		(2.76)	(2.32)	—	(1.14)
Net asset value, end of year	$22.64		$23.98	$26.83	$27.23	$20.55
Total return (D)	3.90%		(0.56)%	7.38%	32.51%	11.58%
Ratio and supplemental data:
Net assets end of year (000’s)	$9,174		$18,644	$27,010	$32,286	$29,615
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.09%		2.02%	2.01%	2.08%	2.08%
Including waiver and/or reimbursement and recapture	2.08	%(B)	2.02%	2.01%	2.08%	2.08%
Net investment income (loss) to average net assets	0.16	%(B)	(0.49)%	(0.47)%	(0.22)%	(0.16)%
Portfolio turnover rate	74%		68%	96%	97%	74%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the maximum continent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica Small/Mid Cap Value
	Class C
	October 31, 2016		October 31, 2015	October 31, 2014		October 31, 2013	October 31, 2012
Net asset value, beginning of year	$23.70		$26.54	$26.95		$20.33	$19.40
Investment operations:
Net investment income (loss) (A)	0.07	(B)	(0.12)	(0.12)		(0.05)	(0.02)
Net realized and unrealized gain (loss)	0.77		0.04	2.03		6.67	2.09
Total investment operations	0.84		(0.08)	1.91		6.62	2.07
Dividends and/or distributions to shareholders:
Net investment income	—		—	(0.00	)(C)	—	(0.00	)(C)
Net realized gains	(2.17)		(2.76)	(2.32)		—	(1.14)
Total dividends and/or distributions to shareholders	(2.17)		(2.76)	(2.32)		—	(1.14)
Net asset value, end of year	$22.37		$23.70	$26.54		$26.95	$20.33
Total return (D)	3.99%		(0.53)%	7.42%		32.56%	11.60%
Ratio and supplemental data:
Net assets end of year (000’s)	$237,404		$278,388	$314,999		$288,038	$198,356
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.02%		1.98%	1.97%		2.03%	2.04%
Including waiver and/or reimbursement and recapture	2.01	%(B)	1.98%	1.97%		2.03%	2.04%
Net investment income (loss) to average net assets	0.31	%(B)	(0.47)%	(0.44)%		(0.20)%	(0.13)%
Portfolio turnover rate	74%		68%	96%		97%	74%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the maximum continent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Small/Mid Cap Value
	Class I
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$26.91		$29.63	$29.74	$22.38	$21.03
Investment operations:
Net investment income (loss) (A)	0.34	(B)	0.16	0.17	0.22	0.20
Net realized and unrealized gain (loss)	0.89		0.03	2.24	7.34	2.29
Total investment operations	1.23		0.19	2.41	7.56	2.49
Dividends and/or distributions to shareholders:
Net investment income	(0.13)		(0.15)	(0.20)	(0.20)	(0.00	)(C)
Net realized gains	(2.17)		(2.76)	(2.32)	—	(1.14)
Total dividends and/or distributions to shareholders	(2.30)		(2.91)	(2.52)	(0.20)	(1.14)
Net asset value, end of year	$25.84		$26.91	$29.63	$29.74	$22.38
Total return	5.06%		0.51%	8.51%	34.02%	12.75%
Ratio and supplemental data:
Net assets end of year (000’s)	$158,538		$188,583	$235,418	$180,096	$105,664
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.98%		0.95%	0.96%	0.98%	0.97%
Including waiver and/or reimbursement and recapture	0.97	%(B)	0.95%	0.96%	0.98%	0.97%
Net investment income (loss) to average net assets	1.35	%(B)	0.57%	0.57%	0.84%	0.93%
Portfolio turnover rate	74%		68%	96%	97%	74%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).

For a share outstanding during the years indicated:	Transamerica Small/Mid Cap Value
	Class I2
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$26.95		$29.68	$29.78	$22.41	$21.03
Investment operations:
Net investment income (loss) (A)	0.36	(B)	0.18	0.20	0.25	0.22
Net realized and unrealized gain (loss)	0.90		0.03	2.25	7.34	2.30
Total investment operations	1.26		0.21	2.45	7.59	2.52
Dividends and/or distributions to shareholders:
Net investment income	(0.16)		(0.18)	(0.23)	(0.22)	(0.00	)(C)
Net realized gains	(2.17)		(2.76)	(2.32)	—	(1.14)
Total dividends and/or distributions to shareholders	(2.33)		(2.94)	(2.55)	(0.22)	(1.14)
Net asset value, end of year	$25.88		$26.95	$29.68	$29.78	$22.41
Total return	5.18%		0.57%	8.63%	34.14%	12.90%
Ratio and supplemental data:
Net assets end of year (000’s)	$18,082		$19,012	$22,282	$21,692	$15,545
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.88%		0.86%	0.85%	0.87%	0.87%
Including waiver and/or reimbursement and recapture	0.87	%(B)	0.86%	0.85%	0.87%	0.87%
Net investment income (loss) to average net assets	1.46	%(B)	0.66%	0.68%	0.96%	1.03%
Portfolio turnover rate	74%		68%	96%	97%	74%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Small/Mid Cap Value
	Class R6
	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$26.95		$28.36
Investment operations:
Net investment income (loss) (B)	0.44	(C)	0.05
Net realized and unrealized gain (loss)	0.82		(1.46	)(D)
Total investment operations	1.26		(1.41)
Dividends and/or distributions to shareholders:
Net investment income	(0.07)		—
Net realized gains	(2.17)		—
Total dividends and/or distributions to shareholders	(2.24)		—
Net asset value, end of period/year	$25.97		$26.95
Total return	5.18%		(4.97	)%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$941		$48
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.88%		0.86	%(F)
Including waiver and/or reimbursement and recapture	0.86	%(C)	0.86	%(F)
Net investment income (loss) to average net assets	1.72	%(C)	0.43	%(F)
Portfolio turnover rate	74%		68%

(A)	Commenced operations on May 29, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported in the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the period and years indicated:	Transamerica Strategic High Income
	Class A
	October 31, 2016		October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of period/year	$9.97		$10.30	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.35	(D)	0.37	0.24
Net realized and unrealized gain (loss)	0.03		(0.20)	0.26
Total investment operations	0.38		0.17	0.50
Dividends and/or distributions to shareholders:
Net investment income	(0.34)		(0.39)	(0.20)
Net realized gains	(0.04)		(0.11)	—
Total dividends and/or distributions to shareholders	(0.38)		(0.50)	(0.20)
Net asset value, end of period/year	$9.97		$9.97	$10.30
Total return (E)	3.88%		1.60%	4.99	%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$2,153		$1,600	$1,200
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	1.21%		1.31%	1.40	%(H)
Including waiver and/or reimbursement and recapture	1.20	%(D)	1.20%	1.20	%(H)
Net investment income (loss) to average net assets (C)	3.60	%(D)	3.67%	3.43	%(H)
Portfolio turnover rate (I)	51%		77%	61	%(F)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Total return has been calculated without deduction of the maximum sales charge.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Strategic High Income
	Class C
	October 31, 2016		October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of period/year	$9.94		$10.29	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.28	(D)	0.28	0.18
Net realized and unrealized gain (loss)	0.03		(0.20)	0.26
Total investment operations	0.31		0.08	0.44
Dividends and/or distributions to shareholders:
Net investment income	(0.27)		(0.32)	(0.15)
Net realized gains	(0.04)		(0.11)	—
Total dividends and/or distributions to shareholders	(0.31)		(0.43)	(0.15)
Net asset value, end of period/year	$9.94		$9.94	$10.29
Total return (E)	3.17%		0.78%	4.46	%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$4,173		$3,024	$1,073
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	1.94%		2.01%	2.14	%(H)
Including waiver and/or reimbursement and recapture	1.95	%(D)	1.95%	1.95	%(H)
Net investment income (loss) to average net assets (C)	2.86	%(D)	2.78%	2.66	%(H)
Portfolio turnover rate (I)	51%		77%	61	%(F)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Total return has been calculated without deduction of the maximum continent deferred sales charge.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and years indicated:	Transamerica Strategic High Income
	Class I
	October 31, 2016		October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of period/year	$9.97		$10.31	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.38	(D)	0.40	0.26
Net realized and unrealized gain (loss)	0.02		(0.22)	0.26
Total investment operations	0.40		0.18	0.52
Dividends and/or distributions to shareholders:
Net investment income	(0.36)		(0.41)	(0.21)
Net realized gains	(0.04)		(0.11)	—
Total dividends and/or distributions to shareholders	(0.40)		(0.52)	(0.21)
Net asset value, end of period/year	$9.97		$9.97	$10.31
Total return	4.13%		1.77%	5.24	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$41,691		$30,300	$13,897
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	1.01%		1.09%	1.23	%(G)
Including waiver and/or reimbursement and recapture	0.95	%(D)	0.95%	0.95	%(G)
Net investment income (loss) to average net assets (C)	3.83	%(D)	3.90%	3.80	%(G)
Portfolio turnover rate (H)	51%		77%	61	%(E)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Strategic High Income
Class I2
October 31, 2016	October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of period/year	$9.89	$10.30	$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.09	(D)	0.42	0.26
Net realized and unrealized gain (loss)	0.04	(0.44)	0.25
Total investment operations	0.13	(0.02)	0.51
Dividends and/or distributions to shareholders:
Net investment income	(0.36)	(0.28)	(0.21)
Net realized gains	(0.04)	(0.11)	—
Total dividends and/or distributions to shareholders	(0.40)	(0.39)	(0.21)
Net asset value, end of period/year	$9.62	$9.89	$10.30
Total return	1.38%	(0.28)%	5.14	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$0	(F)	$0	(F)	$22,618
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	0.00	%(H)	1.00%	1.13	%(I)
Including waiver and/or reimbursement and recapture	0.00	%(D)(H)	0.95%	0.95	%(I)
Net investment income (loss) to average net assets (C)	0.96	%(D)	4.02%	3.82	%(I)
Portfolio turnover rate (J)	51%	77%	61	%(E)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Not annualized.
(F)	Rounds to less than $1,000.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(H)	Rounds to less than 0.01% or (0.01)%.
(I)	Annualized.
(J)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the period and year indicated:	Transamerica Unconstrained Bond
	Class I
	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$9.83		$10.00
Investment operations:
Net investment income (loss) (B)	0.42	(C)	0.27
Net realized and unrealized gain (loss)	0.04		(0.18)
Total investment operations	0.46		0.09
Dividends and/or distributions to shareholders:
Net investment income	(0.37)		(0.26)
Net asset value, end of period/year	$9.92		$9.83
Total return	4.86%		0.95	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$287		$288
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.95%		1.05	%(E)
Including waiver and/or reimbursement and recapture	0.95	%(C)(F)	0.95	%(E)
Net investment income (loss) to average net assets	4.33	%(C)	3.03	%(E)
Portfolio turnover rate	141%		95	%(D)

(A)	Commenced operations on December 8, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Unconstrained Bond
	Class I2
	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$9.83		$10.00
Investment operations:
Net investment income (loss) (B)	0.43	(C)	0.27
Net realized and unrealized gain (loss)	0.03		(0.17)
Total investment operations	0.46		0.10
Dividends and/or distributions to shareholders:
Net investment income	(0.38)		(0.27)
Net asset value, end of period/year	$9.91		$9.83
Total return	4.87%		0.99	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$219,009		$202,883
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.84%		0.94	%(E)
Including waiver and/or reimbursement and recapture	0.84	%(C)	0.94	%(E)
Net investment income (loss) to average net assets	4.40	%(C)	3.04	%(E)
Portfolio turnover rate	141%		95	%(D)

(A)	Commenced operations on December 8, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the years indicated:	Transamerica US Growth
Class A
October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$17.45	$19.22	$16.95	$13.41	$14.63
Investment operations:
Net investment income (loss) (A)	0.00	(B)(C)	0.00	(C)	0.02	0.07	0.01
Net realized and unrealized gain (loss)	(0.17)	1.95	2.38	3.50	0.76	(D)
Total investment operations	(0.17)	1.95	2.40	3.57	0.77
Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(C)	(0.02)	(0.13)	(0.03)	—
Net realized gains	(0.41)	(3.70)	—	—	(1.99)
Total dividends and/or distributions to shareholders	(0.41)	(3.72)	(0.13)	(0.03)	(1.99)
Net asset value, end of year	$16.87	$17.45	$19.22	$16.95	$13.41
Total return (E)	(0.95)%	11.59%	14.25%	26.62%	7.04	%(D)
Ratio and supplemental data:
Net assets end of year (000’s)	$432,130	$470,702	$459,677	$447,645	$420,504
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.20%	1.19%	1.27%	1.36%	1.39%
Including waiver and/or reimbursement and recapture	1.18	%(B)	1.19%	1.27%	1.36%	1.47%
Net investment income (loss) to average net assets	0.03	%(B)	0.01%	0.13%	0.49%	0.08%
Portfolio turnover rate	34%	38%	111%	55%	80%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Includes fair fund settlement. The impacts were $0.01 to Net realized and change in unrealized gain on investments and 0.08% to Total return.
(E)	Total return has been calculated without deduction of the maximum sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica US Growth
	Class B
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$16.89		$18.85	$16.64	$13.25	$14.57
Investment operations:
Net investment income (loss) (A)	(0.15	)(B)	(0.15)	(0.13)	(0.05)	(0.09)
Net realized and unrealized gain (loss)	(0.17)		1.89	2.34	3.44	0.76	(C)
Total investment operations	(0.32)		1.74	2.21	3.39	0.67
Dividends and/or distributions to shareholders:
Net investment income	—		—	—	—	(0.00	)(D)
Net realized gains	(0.41)		(3.70)	—	—	(1.99)
Total dividends and/or distributions to shareholders	(0.41)		(3.70)	—	—	(1.99)
Net asset value, end of year	$16.16		$16.89	$18.85	$16.64	$13.25
Total return (E)	(1.89)%		10.52%	13.28%	25.59%	6.29	%(C)
Ratio and supplemental data:
Net assets end of year (000’s)	$7,520		$11,324	$16,421	$19,658	$20,668
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.17%		2.09%	2.11%	2.17%	2.19%
Including waiver and/or reimbursement and recapture	2.15	%(B)	2.12%	2.17%	2.17%	2.17%
Net investment income (loss) to average net assets	(0.94	)%(B)	(0.90)%	(0.76)%	(0.31)%	(0.63)%
Portfolio turnover rate	34%		38%	111%	55%	80%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Includes fair fund settlement. The impacts were $0.01 to Net realized and change in unrealized gain on investments and 0.08% to Total return.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total return has been calculated without deduction of the maximum continent deferred sales charge.

For a share outstanding during the years indicated:	Transamerica US Growth
	Class C
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$16.89		$18.82	$16.61	$13.22	$14.55
Investment operations:
Net investment income (loss) (A)	(0.12	)(B)	(0.13)	(0.12)	(0.05)	(0.08)
Net realized and unrealized gain (loss)	(0.18)		1.90	2.34	3.44	0.74	(C)
Total investment operations	(0.30)		1.77	2.22	3.39	0.66
Dividends and/or distributions to shareholders:
Net investment income	—		—	(0.01)	—	(0.00	)(D)
Net realized gains	(0.41)		(3.70)	—	—	(1.99)
Total dividends and/or distributions to shareholders	(0.41)		(3.70)	(0.01)	—	(1.99)
Net asset value, end of year	$16.18		$16.89	$18.82	$16.61	$13.22
Total return (E)	(1.77)%		10.72%	13.37%	25.64%	6.22	%(C)
Ratio and supplemental data:
Net assets end of year (000’s)	$44,877		$53,482	$49,041	$47,397	$42,637
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.99%		1.98%	2.05%	2.14%	2.16%
Including waiver and/or reimbursement and recapture	1.97	%(B)	1.98%	2.05%	2.16%	2.17%
Net investment income (loss) to average net assets	(0.76	)%(B)	(0.78)%	(0.65)%	(0.32)%	(0.63)%
Portfolio turnover rate	34%		38%	111%	55%	80%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Includes fair fund settlement. The impacts were $0.01 to Net realized and change in unrealized gain on investments and 0.08% to Total return.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total return has been calculated without deduction of the maximum continent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica US Growth
	Class I
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$17.74		$19.49	$17.19	$13.60	$14.74
Investment operations:
Net investment income (loss) (A)	0.06	(B)	0.06	0.09	0.15	0.09
Net realized and unrealized gain (loss)	(0.18)		1.98	2.41	3.54	0.76	(C)
Total investment operations	(0.12)		2.04	2.50	3.69	0.85
Dividends and/or distributions to shareholders:
Net investment income	(0.06)		(0.09)	(0.20)	(0.10)	—
Net realized gains	(0.41)		(3.70)	—	—	(1.99)
Total dividends and/or distributions to shareholders	(0.47)		(3.79)	(0.20)	(0.10)	(1.99)
Net asset value, end of year	$17.15		$17.74	$19.49	$17.19	$13.60
Total return	(0.67)%		11.96%	14.67%	27.16%	7.62	%(C)
Ratio and supplemental data:
Net assets end of year (000’s)	$160,628		$182,714	$212,866	$249,718	$310,170
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.87%		0.86%	0.90%	0.91%	0.90%
Including waiver and/or reimbursement and recapture	0.85	%(B)	0.86%	0.90%	0.91%	0.90%
Net investment income (loss) to average net assets	0.35	%(B)	0.34%	0.51%	0.97%	0.67%
Portfolio turnover rate	34%		38%	111%	55%	80%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Includes fair fund settlement. The impacts were $0.01 to Net realized and change in unrealized gain on investments and 0.08% to Total return.

For a share outstanding during the years indicated:	Transamerica US Growth
	Class I2
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$17.72		$19.48	$17.17	$13.59	$14.73
Investment operations:
Net investment income (loss) (A)	0.08	(B)	0.08	0.12	0.16	0.10
Net realized and unrealized gain (loss)	(0.18)		1.98	2.42	3.54	0.77	(C)
Total investment operations	(0.10)		2.06	2.54	3.70	0.87
Dividends and/or distributions to shareholders:
Net investment income	(0.08)		(0.12)	(0.23)	(0.12)	(0.02)
Net realized gains	(0.41)		(3.70)	—	—	(1.99)
Total dividends and/or distributions to shareholders	(0.49)		(3.82)	(0.23)	(0.12)	(2.01)
Net asset value, end of year	$17.13		$17.72	$19.48	$17.17	$13.59
Total return	(0.53)%		12.10%	14.91%	27.26%	7.79	%(C)
Ratio and supplemental data:
Net assets end of year (000’s)	$258,722		$361,470	$370,161	$555,040	$577,540
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.74%		0.73%	0.77%	0.79%	0.78%
Including waiver and/or reimbursement and recapture	0.72	%(B)	0.73%	0.77%	0.79%	0.78%
Net investment income (loss) to average net assets	0.48	%(B)	0.47%	0.66%	1.08%	0.75%
Portfolio turnover rate	34%		38%	111%	55%	80%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Includes fair fund settlement. The impacts were $0.01 to Net realized and change in unrealized gain on investments and 0.08% to Total return.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica US Growth
	Class T
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012 (A)
Net asset value, beginning of period/year	$42.47		$41.55	$36.39	$28.69	$28.70
Investment operations:
Net investment income (loss) (B)	0.17	(C)	0.16	0.21	0.30	0.14
Net realized and unrealized gain (loss)	(0.43)		4.54	5.14	7.49	(0.15	)(D)
Total investment operations	(0.26)		4.70	5.35	7.79	(0.01)
Dividends and/or distributions to shareholders:
Net investment income	(0.04)		(0.08)	(0.19)	(0.09)	—
Net realized gains	(0.41)		(3.70)	—	—	—
Total dividends and/or distributions to shareholders	(0.45)		(3.78)	(0.19)	(0.09)	—
Net asset value, end of period/year	$41.76		$42.47	$41.55	$36.39	$28.69
Total return (E)	(0.59)%		12.01%	14.74%	27.16%	(0.04	)%(D)(F)
Ratios and supplemental data:
Net assets end of period/year (000’s)	$94,877		$105,379	$101,029	$94,866	$81,976
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.82%		0.82%	0.87%	0.91%	0.90	%(G)
Including waiver and/or reimbursement and recapture	0.80	%(C)	0.82%	0.87%	0.91%	0.90	%(G)
Net investment income (loss) to average net assets	0.40	%(C)	0.38%	0.53%	0.93%	0.65	%(G)
Portfolio turnover rate	34%		38%	111%	55%	80	%(F)

(A)	Commenced operations on February 10, 2012.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was $0.01. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Includes fair fund settlement. The impacts were $0.01 to Net realized and change in unrealized gain on investments and 0.08% to Total return.
(E)	Total return has been calculated without deduction of a sales load on an initial purchase.
(F)	Not annualized.
(G)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS

At October 31, 2016

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. The funds (each, a “Fund” and collectively, the “Funds”) are each a series of the Trust and are listed below. Each class has a public offering price that reflects different sales charges, if any, and expense levels. Class B shares will convert to Class A shares eight years after purchase. Effective November 1, 2013, Class B shares are no longer available to existing investors except for exchanges, and dividend and capital gains reinvestment.

Fund	Class
Transamerica Bond (“Bond”)	I2,R6
Transamerica Capital Growth (“Capital Growth”)	A,B,C,I,I2
Transamerica Concentrated Growth (“Concentrated Growth”)	A,C,I,I2
Transamerica Dividend Focused (“Dividend Focused”)	A,C,I,I2,R6
Transamerica Dynamic Allocation (“Dynamic Allocation”)	A,C,I
Transamerica Dynamic Income (“Dynamic Income”)	A,C,I
Transamerica Emerging Markets Debt (“Emerging Markets Debt”)	A,C,I,I2,R6
Transamerica Emerging Markets Equity (“Emerging Markets Equity”)	A,C,I,I2
Transamerica Flexible Income (“Flexible Income”) (A)	A,B,C,I,I2,R6
Transamerica Floating Rate (“Floating Rate”)	A,C,I,I2
Transamerica Global Bond (“Global Bond”)	A,C,I,I2
Transamerica Global Equity (“Global Equity”)	A,B,C,I,R6
Transamerica Global Long/Short Equity (“Global Long/Short Equity”) (B)	A,I,I2
Transamerica Government Money Market (“Government Money Market”) (C)	A,B,C,I,I2
Transamerica Growth (“Growth”)	I2,R6
Transamerica High Yield Bond (“High Yield Bond”) (D)	A,B,C,I,I2,R6
Transamerica High Yield Muni (“High Yield Muni”) (E)	A,C,I,I2
Transamerica Income & Growth (“Income & Growth”)	A,C,I,I2
Transamerica Inflation Opportunities (“Inflation Opportunities”) (D)	A,C,I,I2,R6
Transamerica Intermediate Muni (“Intermediate Muni”) (E) (F)	A,C,I,I2
Transamerica International Equity (“International Equity”)	A,C,I,I2,R6
Transamerica International Small Cap Value (“International Small Cap Value”)	I,I2
Transamerica Large Cap Value (“Large Cap Value”)	A,C,I,I2,R6
Transamerica Mid Cap Growth (“Mid Cap Growth”)	A,C,I,I2
Transamerica Mid Cap Value Opportunities (“Mid Cap Value Opportunities”) (D)	A,C,I,I2,R6
Transamerica MLP & Energy Income (“MLP & Energy Income”)	A,C,I,I2
Transamerica Multi-Cap Growth (“Multi-Cap Growth”) (G)	A,B,C,I,I2
Transamerica Multi-Managed Balanced (“Multi-Managed Balanced”)	A,B,C,I,R6
Transamerica Short-Term Bond (“Short-Term Bond”)	A,C,I,I2,R6
Transamerica Small Cap Core (“Small Cap Core”)	A,C,I,I2
Transamerica Small Cap Growth (“Small Cap Growth”) (D)	A,C,I,I2,R6
Transamerica Small Cap Value (“Small Cap Value”) (D)	A,C,I,I2,R6
Transamerica Small/Mid Cap Value (“Small/Mid Cap Value”)	A,B,C,I,I2,R6
Transamerica Strategic High Income (“Strategic High Income”)	A,C,I,I2
Transamerica Unconstrained Bond (“Unconstrained Bond”)	I,I2
Transamerica US Growth (“US Growth”)	A,B,C,I,I2,T

(A)	Transamerica Income Shares, Inc. merged into Transamerica Flexible Income on December 4, 2015.
(B)	Fund commenced operations on November 30, 2015.
(C)	Formerly, Transamerica Money Market. The fund transitioned from a “prime” money market fund to a “government” money market fund on May 1, 2016.
(D)	Class R6 commenced operations on July 25, 2016.
(E)	Class I2 commenced operations on September 30, 2016.
(F)	Formerly, Transamerica Enhanced Muni.
(G)	Formerly, Transamerica Growth Opportunities.

Emerging Markets Debt, High Yield Muni and MLP & Energy Income are “non-diversified” Funds, as defined under the 1940 Act.

The Funds’ Board of Trustees (the “Board”) approved the reorganization of each series of Transamerica Partners Funds Group, Transamerica Partners Funds Group II and Transamerica Partners Portfolios into new and existing Funds within the Trust.

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

1. ORGANIZATION (continued)

The proposed reorganizations into existing destination Funds are as follows:

Target Fund	Destination Fund
Transamerica Partners High Yield Bond	High Yield Bond
Transamerica Partners Institutional High Yield Bond
Transamerica Partners High Yield Bond Portfolio

Transamerica Partners Government Money Market	Government Money Market
Transamerica Partners Institutional Government Money Market
Transamerica Partners Government Money Market Portfolio

Transamerica Partners International Equity	International Equity
Transamerica Partners Institutional International Equity
Transamerica Partners International Equity Portfolio

Transamerica Partners Mid Growth	Mid Cap Growth
Transamerica Partners Institutional Mid Growth
Transamerica Partners Mid Growth Portfolio

Transamerica Partners Mid Value	Mid Cap Value Opportunities
Transamerica Partners Institutional Mid Value
Transamerica Partners Mid Value Portfolio

Transamerica Partners Small Core	Small Cap Core
Transamerica Partners Institutional Small Core
Transamerica Partners Small Core Portfolio

Transamerica Partners Small Growth	Small Cap Growth
Transamerica Partners Institutional Small Growth
Transamerica Partners Small Growth Portfolio

Transamerica Partners Small Value	Small Cap Value
Transamerica Partners Institutional Small Value
Transamerica Partners Small Value Portfolio

Each proposed reorganization is subject to target fund shareholder approval and other closing conditions. The target funds would receive newly-issued Class R, Class R4 or Class I3 shares, as applicable, in the reorganization.

This report must be accompanied or preceded by the Funds’ current prospectuses, which contain additional information about the Funds, including risks, sales charges, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Funds. TAM provides continuous and regular investment management services to the Funds. TAM supervises each Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Funds.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of a Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Funds and their investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Funds employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Funds’ investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Funds; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation,

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

1. ORGANIZATION (continued)

and review, of materials for meetings of the Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Funds; oversight of other service providers to the Funds, such as the custodian, the transfer agent, the Funds’ independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Funds; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Funds, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

Effective March 1, 2016, TAM’s investment management services also include the provision of supervisory and administrative services to the Funds. These services include performing certain administrative services for the Funds and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Funds by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Funds from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of fund investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Funds’ custodian and dividend disbursing agent and monitoring their services to the Funds; assisting the Funds in preparing reports to shareholders; acting as liaison with the Funds’ independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Funds. Prior to March 1, 2016, Transamerica Funds Services, Inc. (“TFS”) provided administrative services to the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Funds’ financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.

Foreign currency denominated investments: The accounting records of the Funds are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. Each Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Funds are informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Funds may be subjected to taxes imposed by the countries in which they invest, with respect to their investments in issuers existing or operating in such countries. The Funds may also be subject to foreign taxes on income, gains on investments, or

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

currency repatriation, a portion of which may be recoverable. The Funds accrue such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Funds may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian in the Statements of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statements of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statements of Operations.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Funds with broker/dealers with which other funds or portfolios advised by TAM have established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Funds. In no event will commissions paid by the Funds be used to pay expenses that would otherwise be borne by any other funds or portfolios advised by TAM, or by any other party.

Commissions recaptured are included in Net realized gain (loss) within the Statements of Operations. For the year ended October 31, 2016, commissions recaptured are listed below. Funds not listed in the subsequent table do not have any commissions recaptured during the year ended October 31, 2016.

Fund	Commissions Recaptured
Capital Growth	$56,955
Concentrated Growth	71,772
Dividend Focused	111,917
Emerging Markets Equity	152,675
Global Equity	30,557
Growth	22,013
Income & Growth	5,416
International Small Cap Value	25,001
Large Cap Value	38,238
Mid Cap Value Opportunities	85,087
MLP & Energy Income	7,280
Multi-Cap Growth	10,764
Multi-Managed Balanced	3,816
Small Cap Growth	13,524
Small/Mid Cap Value	139,932
Strategic High Income	564
US Growth	6,368

Statement of cash flows: GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. These conditions may include the enterprise had little or no debt, based on the average debt outstanding during the period, or little or no illiquid investments, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of sale-buyback financing transactions, line of credit borrowing, short sale transactions, or illiquid investments have been determined to be at a level requiring a Statement of Cash Flows. A Statement of Cash Flows has been prepared for Global Long/Short Equity using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

Indemnification: In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Funds value their investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value levels. The hierarchy classification of inputs used to value the Funds’ investments, at October 31, 2016, is disclosed within the Security Valuation section of each Fund’s Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Funds use fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Funds’ significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

3. SECURITY VALUATION (continued)

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Investment companies and exchange-traded funds (“ETF”): Investment companies are valued at the NAV of the underlying funds. These securities are actively traded and no valuation adjustments are applied. ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. Investment companies and ETFs are generally categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

U.S. Government securities: U.S. Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal bonds & notes and variable rate notes: The fair value of municipal bonds & notes and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Rights and warrants: Rights and warrants may be priced intrinsically using a model that incorporates the subscription or strike price, the daily market price for the underlying security, and a subscription ratio. If the inputs are unavailable, or if the subscription or strike price is higher than the market price, then the rights or warrants are priced at zero. Rights or warrants are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

3. SECURITY VALUATION (continued)

Short-term notes: The Funds, with the exception of Government Money Market, normally value short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Commercial paper is valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Government Money Market values all security positions using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Board. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Funds using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Funds to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Funds assume the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

Each Fund, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Funds that participate in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Funds have direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Funds may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

Unfunded commitments represent the remaining obligation of the Funds to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked-to-market and any unrealized gains and losses are recorded in the Statements of Assets and Liabilities.

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

4. SECURITIES AND OTHER INVESTMENTS (continued)

Transamerica Floating Rate	Commitment	Unrealized Appreciation (Depreciation)
USS Parent Holding Corp, Delayed Draw Term Loan	$256,218	$1,246

Open secured loan participations and assignments at October 31, 2016, if any, are included within the Schedule of Investments.

Payment in-kind (“PIK”) securities: PIKs give the issuer the option of making interest payments in either cash or additional debt securities at each interest payment date. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from Net unrealized appreciation (depreciation) on investments to Interest receivable in the Statements of Assets and Liabilities.

PIKs held at October 31, 2016, if any, are identified within the Schedule of Investments.

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at October 31, 2016, if any, are identified within the Schedule of Investments.

Restricted and illiquid securities: The Funds may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at October 31, 2016, if any, are identified within the Schedule of Investments.

To be announced (“TBA”) commitments: TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Funds’ other assets. Unsettled TBA commitments are valued at the current value of the underlying securities.

TBA commitments held at October 31, 2016, if any, are identified within the Schedule of Investments. Open balances at October 31, 2016, if any, are included in When-issued, delayed-delivery, and forward commitment purchased or sold within the Statements of Assets and Liabilities.

Treasury inflation-protected securities (“TIPS”): Certain Funds may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at October 31, 2016, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income in the Statements of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, and forward commitment transactions: The Funds may purchase or sell securities on a when-issued, delayed-delivery, and forward commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds engage in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Funds engage in when-issued and forward

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

4. SECURITIES AND OTHER INVESTMENTS (continued)

commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Funds will segregate with their custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Funds if the other party to the transaction defaults on its obligation to make payment or delivery, and the Funds are delayed or prevented from completing the transaction. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Funds sell a security on a delayed-delivery basis, the Funds do not participate in future gains and losses on the security.

When-issued, delayed-delivery, and forward commitment transactions held at October 31, 2016, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, and forward commitment securities purchased or sold within the Statements of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by their investment policies, to raise additional cash to be invested in other securities or instruments. When the Funds invest borrowing proceeds in other securities, the Funds will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Funds may borrow on a secured or on an unsecured basis. If the Funds enter into a secured borrowing arrangement, a portion of the Funds’ assets will be used as collateral. The 1940 Act requires the Funds to maintain asset coverage of at least 300% of the amount of their borrowings. Asset coverage means the ratio that the value of the Funds’ total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Funds may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Funds pursuant to a Securities Lending Agreement. The lending of securities exposes the Funds to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Funds may experience delays in recovery of the loaned securities or delays in access to collateral, or the Funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Funds in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Funds seek to increase their net investment income through the receipt of interest and fees. Such income is reflected separately in the Statements of Operations. Net income from securities lending in the Statements of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at October 31, 2016, if any, are shown on a gross basis within the Schedule of Investments and Statements of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Funds purchase a security and simultaneously commit to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Funds’ custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Funds will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Funds and their counterparties that provide for the net settlement of all transactions and collateral with the Funds, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statements of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2016.

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements at October 31, 2016, if any, are included within the Schedule of Investments and Statements of Assets and Liabilities.

Short sales: A short sale is a transaction in which the Funds sell securities they do not own, but have borrowed, in anticipation of a decline in the fair market value of the securities. The Funds are obligated to replace the borrowed securities at the market price at the time of replacement. The Funds’ obligation to replace the securities borrowed in connection with a short sale is fully secured by collateral deposited with the custodian. In addition, the Funds consider the short sale to be a borrowing by the Funds that is subject to the asset coverage requirements of the 1940 Act. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include that possible losses from short sales may be unlimited (e.g., if the price of stocks sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and the Funds may be unable to replace borrowed securities sold short.

The Funds investing in short sales are liable for any dividends and/or interest payable on securities in a short position and these payables, if any, are reflected as Dividends, interest and fees for borrowings from securities sold short within the Statements of Operations. The Funds also bear other costs, such as charges for the prime brokerage accounts, in connection with short positions. These costs are reported as Dividends, interest and fees for borrowings from securities sold short within the Statements of Operations.

Open short sale transactions at October 31, 2016, if any, are included within the Schedule of Investments and are reflected as a liability within the Statements of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2016.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Bond
Securities Lending Transactions
Convertible Bonds	$148,540	$—	$—	$—	$148,540
Corporate Debt Securities	7,234,025	—	—	—	7,234,025
Common Stocks	1,162,364	—	—	—	1,162,364
Total Securities Lending Transactions	$8,544,929	$—	$—	$—	$8,544,929
Total Borrowings	$8,544,929	$—	$—	$—	$8,544,929

Capital Growth
Securities Lending Transactions
Common Stocks	$27,783,858	$—	$—	$—	$27,783,858
Total Borrowings	$27,783,858	$—	$—	$—	$27,783,858

Dividend Focused
Securities Lending Transactions
Common Stocks	$14,161,356	$—	$—	$—	$14,161,356
Total Borrowings	$14,161,356	$—	$—	$—	$14,161,356

Dynamic Allocation
Securities Lending Transactions
Exchange-Traded Funds	$5,442,394	$—	$—	$—	$5,442,394
Total Borrowings	$5,442,394	$—	$—	$—	$5,442,394

Dynamic Income
Securities Lending Transactions
Exchange-Traded Funds	$82,993,430	$—	$—	$—	$82,993,430
Total Borrowings	$82,993,430	$—	$—	$—	$82,993,430

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Emerging Markets Debt
Securities Lending Transactions
Corporate Debt Securities	$22,085,487	$—	$—	$—	$22,085,487
Foreign Government Obligations	31,255,505	—	—	—	31,255,505
Common Stocks	70,321	—	—	—	70,321
Total Securities Lending Transactions	$53,411,313	$—	$—	$—	$53,411,313
Total Borrowings	$53,411,313	$—	$—	$—	$53,411,313

Emerging Markets Equity
Securities Lending Transactions
Common Stocks	$2,234,109	$—	$—	$—	$2,234,109
Total Borrowings	$2,234,109	$—	$—	$—	$2,234,109

Flexible Income
Securities Lending Transactions
Corporate Debt Securities	$9,381,515	$—	$—	$—	$9,381,515
Total Borrowings	$9,381,515	$—	$—	$—	$9,381,515

Floating Rate
Securities Lending Transactions
Corporate Debt Securities	$2,484,100	$—	$—	$—	$2,484,100
Total Borrowings	$2,484,100	$—	$—	$—	$2,484,100

Global Bond
Securities Lending Transactions
Corporate Debt Securities	$1,139,858	$—	$—	$—	$1,139,858
Total Borrowings	$1,139,858	$—	$—	$—	$1,139,858

Global Equity
Securities Lending Transactions
Common Stocks	$5,053,170	$—	$—	$—	$5,053,170
Total Borrowings	$5,053,170	$—	$—	$—	$5,053,170

High Yield Bond
Securities Lending Transactions
Corporate Debt Securities	$64,735,489	$—	$—	$—	$64,735,489
Common Stocks	666,350	—	—	—	666,350
Total Securities Lending Transactions	$65,401,839	$—	$—	$—	$65,401,839
Total Borrowings	$65,401,839	$—	$—	$—	$65,401,839

Income & Growth
Securities Lending Transactions
Common Stocks	$7,176,103	$—	$—	$—	$7,176,103
Total Borrowings	$7,176,103	$—	$—	$—	$7,176,103

Inflation Opportunities
Securities Lending Transactions
Corporate Debt Securities	$498,713	$—	$—	$—	$498,713
Total Borrowings	$498,713	$—	$—	$—	$498,713

International Equity
Securities Lending Transactions
Common Stocks	$82,321,584	$—	$—	$—	$82,321,584
Total Borrowings	$82,321,584	$—	$—	$—	$82,321,584

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
International Small Cap Value
Securities Lending Transactions
Common Stocks	$25,075,887	$—	$—	$—	$25,075,887
Total Borrowings	$25,075,887	$—	$—	$—	$25,075,887

Large Cap Value
Securities Lending Transactions
Common Stocks	$321,247	$—	$—	$—	$321,247
Total Borrowings	$321,247	$—	$—	$—	$321,247

Mid Cap Growth
Securities Lending Transactions
Common Stocks	$5,185,567	$—	$—	$—	$5,185,567
Total Borrowings	$5,185,567	$—	$—	$—	$5,185,567

Mid Cap Value Opportunities
Securities Lending Transactions
Common Stocks	$7,299,208	$—	$—	$—	$7,299,208
Total Borrowings	$7,299,208	$—	$—	$—	$7,299,208

MLP & Energy Income
Securities Lending Transactions
Common Stocks	$24,102,594	$—	$—	$—	$24,102,594
Convertible Preferred Stocks	7,577,897	—	—	—	7,577,897
Total Securities Lending Transactions	$31,680,491	$—	$—	$—	$31,680,491
Total Borrowings	$31,680,491	$—	$—	$—	$31,680,491

Multi-Cap Growth
Securities Lending Transactions
Common Stocks	$4,484,025	$—	$—	$—	$4,484,025
Total Borrowings	$4,484,025	$—	$—	$—	$4,484,025

Multi-Managed Balanced
Securities Lending Transactions
Common Stocks	$928,834	$—	$—	$—	$928,834
Corporate Debt Securities	1,335,918	—	—	—	1,335,918
Foreign Government Obligations	474,961	—	—	—	474,961
U.S. Government Obligations	903,131	—	—	—	903,131
Total Securities Lending Transactions	$3,642,844	$—	$—	$—	$3,642,844
Total Borrowings	$3,642,844	$—	$—	$—	$3,642,844

Short-Term Bond
Securities Lending Transactions
Corporate Debt Securities	$35,752,510	$—	$—	$—	$35,752,510
Total Borrowings	$35,752,510	$—	$—	$—	$35,752,510

Small Cap Core
Securities Lending Transactions
Common Stocks	$1,959,722	$—	$—	$—	$1,959,722
Total Borrowings	$1,959,722	$—	$—	$—	$1,959,722

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Small Cap Growth
Securities Lending Transactions
Common Stocks	$4,156,007	$—	$—	$—	$4,156,007
Total Borrowings	$4,156,007	$—	$—	$—	$4,156,007

Small Cap Value
Securities Lending Transactions
Common Stocks	$21,127,961	$—	$—	$—	$21,127,961
Total Borrowings	$21,127,961	$—	$—	$—	$21,127,961

Transamerica Small/Mid Cap Value
Securities Lending Transactions
Common Stocks	$36,191,345	$—	$—	$—	$36,191,345
Total Borrowings	$36,191,345	$—	$—	$—	$36,191,345

Strategic High Income
Securities Lending Transactions
Common Stocks	$681,277	$—	$—	$—	$681,277
Preferred Stocks	636,668	—	—	—	636,668
Corporate Debt Securities	1,214,370	—	—	—	1,214,370
Total Securities Lending Transactions	$2,532,315	$—	$—	$—	$2,532,315
Total Borrowings	$2,532,315	$—	$—	$—	$2,532,315

Unconstrained Bond
Securities Lending Transactions
Corporate Debt Securities	$5,817,535	$—	$—	$—	$5,817,535
Foreign Government Obligations	2,133,162	—	—	—	2,133,162
Total Securities Lending Transactions	$7,950,697	$—	$—	$—	$7,950,697
Total Borrowings	$7,950,697	$—	$—	$—	$7,950,697

US Growth
Securities Lending Transactions
Common Stocks	$5,684,957	$—	$—	$—	$5,684,957
Total Borrowings	$5,684,957	$—	$—	$—	$5,684,957

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Funds’ investment objectives allow the Funds to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Funds’ investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Funds.

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Funds. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Funds’ exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Option contracts: The Funds are subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing their investment objectives. The Funds, with the exception of High Yield Bond and Government Money Market, may enter into option contracts to manage exposure to various market fluctuations. The Funds may purchase or write call and put options on securities and derivative instruments in which each Fund owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on exchange-traded funds and/or securities: The Funds may purchase or write options on ETFs and/or securities. Purchasing or writing options on ETFs and/or securities gives the Funds the right, but not the obligation to buy or sell a specified ETF and/or security as an underlying instrument for the option contract.

Options on indices: The Funds may purchase or write options on indices. Purchasing or writing an option on indices gives the Funds the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Options on foreign currency: The Funds may purchase or write foreign currency options. Purchasing or writing options on foreign currency gives the Funds the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Funds pay premiums, which are included in the Statements of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Funds write a covered call or put option, the premium received is recorded as a liability in the Statements of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Funds could result in the Funds selling or buying a security or currency at a price different from the current market value.

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

As of October 31, 2016, transactions in written options are as follows:

	Call Options		Put Options
Global Long/Short Equity	Amount of Premiums	Number of Contracts	Amount of Premiums	Number of Contracts
Balance at November 30, 2015 (A)	$—	—	$—	—
Options written	5,952	67	2,293	43
Options closed	(3,414)	(25)	(482)	(4)
Options expired	(906)	(3)	(1,389)	(31)
Options exercised	(159)	(1)	—	—
Balance at October 31, 2016	$1,473	$38	$422	8

(A)	Fund commenced operations on November 30, 2015

	Call Options
MLP & Energy Income	Amount of Premiums	Number of Contracts
Balance at October 31, 2015	$—	—
Options written	524,384	5,460
Options closed	(92,211)	(1,500)
Options expired	(185,677)	(1,780)
Options exercised	(246,496)	(2,180)
Balance at October 31, 2016	$—	—

Open option contracts at October 31, 2016, if any, are included within the Schedule of Investments.

Futures contracts: The Funds are subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing their investment objectives. The Funds, with the exception of Government Money Market, use futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Funds are required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Funds, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. Upon entering into such contracts, the Funds bear the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Funds may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at October 31, 2016, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statements of Assets and Liabilities.

Forward foreign currency contracts: The Funds are subject to foreign exchange rate risk exposure in the normal course of pursuing their investment objectives. The Funds, with the exception of Government Money Market, may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Additionally, Bond utilizes forward foreign currency contracts for speculative purposes. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at October 31, 2016, if any, are listed within the Schedule of Investments.

The following is a summary of the location and each Fund’s fair values of derivative investments disclosed, if any, within the Statements of Assets and Liabilities, categorized by primary market risk exposure as of October 31, 2016. Funds not listed in the subsequent tables do not have derivative investments during the year ended October 31, 2016.

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Asset Derivatives
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Capital Growth
Purchased options and swaptions (A) (B)	$—	$118	$—	$—	$—	$118
Total	$—	$118	$—	$—	$—	$118

Dynamic Allocation
Purchased options and swaptions (A) (B)	$—	$—	$211,250	$—	$—	$211,250
Total	$—	$—	$211,250	$—	$—	$211,250

Emerging Markets Debt
Unrealized appreciation on forward foreign currency contracts	$—	$315,668	$—	$—	$—	$315,668
Total	$—	$315,668	$—	$—	$—	$315,668

Global Bond
Unrealized appreciation on forward foreign currency contracts	$—	$49,464	$—	$—	$—	$49,464
Total	$—	$49,464	$—	$—	$—	$49,464

Global Long/Short Equity
Purchased options and swaptions (A) (B)	$—	$—	$4,391	$—	$—	$4,391
Total	$—	$—	$4,391	$—	$—	$4,391

Inflation Opportunities
Unrealized appreciation on forward foreign currency contracts	$—	$124,956	$—	$—	$—	$124,956
Total	$—	$124,956	$—	$—	$—	$124,956

Unconstrained Bond
Net unrealized appreciation on futures contracts (B) (C)	$613,581	$—	$—	$—	$—	$613,581
Total	$613,581	$—	$—	$—	$—	$613,581

Liability Derivatives
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Emerging Markets Debt
Unrealized depreciation on forward foreign currency contracts	$—	$(473,085)	$—	$—	$—	$(473,085)
Total	$—	$(473,085)	$—	$—	$—	$(473,085)

Global Bond
Unrealized depreciation on forward foreign currency contracts	$—	$(108,161)	$—	$—	$—	$(108,161)
Total	$—	$(108,161)	$—	$—	$—	$(108,161)

Global Long/Short Equity
Written options and swaptions, at value (B)	$—	$—	$(1,979)	$—	$—	$(1,979)
Total	$—	$—	$(1,979)	$—	$—	$(1,979)

Inflation Opportunities
Unrealized depreciation on forward foreign currency contracts	$—	$(2,540)	$—	$—	$—	$(2,540)
Total	$—	$(2,540)	$—	$—	$—	$(2,540)

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Liability Derivatives
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Multi-Managed Balanced
Net unrealized depreciation on futures contracts (B) (C)	$—	$—	$(80,366)	$—	$—	$(80,366)
Total	$—	$—	$(80,366)	$—	$—	$(80,366)

(A)	Included within Investments, at value on the Statements of Assets and Liabilities.
(B)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(C)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statements of Operations, categorized by primary market risk exposure as of October 31, 2016.

Realized Gain (Loss) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Bond
Futures contracts	$(694,103)	$—	$—	$—	$—	$(694,103)
Total	$(694,103)	$—	$—	$—	$—	$(694,103)

Capital Growth
Purchased options and swaptions (A)	$—	$(1,295,796)	$—	$—	$—	$(1,295,796)
Total	$—	$(1,295,796)	$—	$—	$—	$(1,295,796)

Dynamic Allocation
Purchased options and swaptions (A)	$—	$—	$(553,885)	$—	$—	$(553,885)
Total	$—	$—	$(553,885)	$—	$—	$(553,885)

Emerging Markets Debt
Futures contracts	$(49,889)	$—	$—	$—	$—	$(49,889)
Forward foreign currency contracts (B)	—	3,604,795	—	—	—	3,604,795
Total	$(49,889)	$3,604,795	$—	$—	$—	$3,554,906

Global Bond
Forward foreign currency contracts (B)	$—	$2,075,920	$—	$—	$—	$2,075,920
Total	$—	$2,075,920	$—	$—	$—	$2,075,920

Global Long/Short Equity
Purchased options and swaptions (A)	$—	$—	$(4,787)	$—	$—	$(4,787)
Written options and swaptions	—	—	479	—	—	479
Total	$—	$—	$(4,308)	$—	$—	$(4,308)

Inflation Opportunities
Futures contracts	$(289,038)	$—	$—	$—	$—	$(289,038)
Forward foreign currency contracts (B)	—	785,338	—	—	—	785,338
Total	$(289,038)	$785,338	$—	$—	$—	$496,300

MLP & Energy Income
Written options and swaptions	$—	$—	$131,953	$—	$—	$131,953
Total	$—	$—	$131,953	$—	$—	$131,953

Multi-Cap Growth
Purchased options and swaptions (A)	$—	$429,637	$—	$—	$—	$429,637
Total	$—	$429,637	$—	$—	$—	$429,637

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Realized Gain (Loss) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Multi-Managed Balanced
Futures contracts	$—	$—	$746,902	$—	$—	$746,902
Total	$—	$—	$746,902	$—	$—	$746,902

Unconstrained Bond
Futures contracts	$(704,904)	$—	$—	$—	$—	$(704,904)
Total	$(704,904)	$—	$—	$—	$—	$(704,904)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Bond
Futures contracts	$164,873	$—	$—	$—	$—	$164,873
Total	$164,873	$—	$—	$—	$—	$164,873

Capital Growth
Purchased options and swaptions (C)	$—	$(874,225)	$—	$—	$—	$(874,225)
Total	$—	$(874,225)	$—	$—	$—	$(874,225)

Dynamic Allocation
Purchased options and swaptions (C)	$—	$—	$169,090	$—	$—	$169,090
Total	$—	$—	$169,090	$—	$—	$169,090

Emerging Markets Debt
Forward foreign currency contracts (D)	$—	$(447,565)	$—	$—	$—	$(447,565)
Total	$—	$(447,565)	$—	$—	$—	$(447,565)

Global Bond
Forward foreign currency contracts (D)	$—	$(86,611)	$—	$—	$—	$(86,611)
Total	$—	$(86,611)	$—	$—	$—	$(86,611)

Global Long/Short Equity
Purchased options and swaptions (C)	$—	$—	$(1,042)	$—	$—	$(1,042)
Written options and swaptions	—	—	(84)	—	—	(84)
Total	$—	$—	$(1,126)	$—	$—	$(1,126)

Inflation Opportunities
Futures contracts	$43,236	$—	$—	$—	$—	$43,236
Forward foreign currency contracts (D)	—	(337,550)	—	—	—	(337,550)
Total	$43,236	$(337,550)	$—	$—	$—	$(294,314)

Multi-Cap Growth
Purchased options and swaptions (C)	$—	$(85,499)	$—	$—	$—	$(85,499)
Total	$—	$(85,499)	$—	$—	$—	$(85,499)

Multi-Managed Balanced
Futures contracts	$—	$—	$(380,186)	$—	$—	$(380,186)
Total	$—	$—	$(380,186)	$—	$—	$(380,186)

Unconstrained Bond
Futures contracts	$547,999	$—	$—	$—	$—	$547,999
Total	$547,999	$—	$—	$—	$—	$547,999

(A)	Included within Net realized gain (loss) on transactions from Investments on the Statements of Operations.
(B)	Included within Net realized gain (loss) on transactions from Foreign currency transactions on the Statements of Operations.
(C)	Included within Net change in unrealized appreciation (depreciation) on Investments on the Statements of Operations.
(D)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies on Statements of Operations.

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the ending monthly average volume on derivative activity during the year ended October 31, 2016.

	Purchased Options and Swaptions at Value		Written Options and Swaptions at Value		Futures Contracts at Notional Amount		Forward Foreign Currency Contracts at Contract Amount
Fund	Calls	Puts	Calls	Puts	Long	Short	Purchased	Sold	Cross Currency
Bond	$—	$—	$—	$—	—	(5,315,385)	$—	$—	$—
Capital Growth	1,072,500	—	—	—	—	—	—	—	—
Dynamic Allocation	—	306,196	—	—	—	—	—	—	—
Emerging Markets Debt	—	—	—	—	—	—	57,268,244	72,403,628	551,963
Global Bond	—	—	—	—	—	—	15,135,930	15,862,510	251,195
Global Long/Short Equity	335	612	(1,561)	(42)	—	—	—	—	—
Inflation Opportunities	—	—	—	—	—	(6,776,923)	316,633	19,680,239	—
MLP & Energy Income	—	—	(59,676)	—	—	—	—	—	—
Multi-Cap Growth	415,209	—	—	—	—	—	—	—	—
Multi-Managed Balanced	—	—	—	—	4,204	—	—	—	—
Unconstrained Bond	—	—	—	—	—	(28,430,769)	—	—	—

The Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with their contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Funds and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Funds exercise their right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Funds’ net liability may be delayed or denied.

Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Funds may be required to post collateral on derivatives if the Funds are in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Funds fail to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

The following is a summary of the Funds’ OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Funds as of October 31, 2016. For financial reporting purposes, the Funds do not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statements of Assets and Liabilities. See the Repurchase agreement section within these notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements. Funds not listed in the subsequent tables do not have master netting agreements for open derivative positions.

	Gross Amounts of Assets Presented in Statements of Assets and Liabilities (A)	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Gross Amounts of Liabilities Presented in Statements of Assets and Liabilities (A)	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Capital Growth
Royal Bank of Scotland PLC	$118	$—	$(118)	$—	$—	$—	$—	$—

Total	$118	$—	$(118)	$—	$—	$—	$—	$—

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

	Gross Amounts of Assets Presented in Statements of Assets and Liabilities (A)	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Gross Amounts of Liabilities Presented in Statements of Assets and Liabilities (A)	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Emerging Markets Debt
HSBC Bank USA	$986	$(986)	$—	$—	$5,822	$(986)	$—	$4,836
Other Derivatives (C)	314,682	—	—	314,682	467,263	—	—	467,263

Total	$315,668	$(986)	$—	$314,682	$473,085	$(986)	$—	$472,099

Global Bond
HSBC Bank USA	$7,152	$(7,152)	$—	$—	$26,066	$(7,152)	$—	$18,914
Other Derivatives (C)	42,312	—	—	42,312	82,095	—	—	82,095

Total	$49,464	$(7,152)	$—	$42,312	$108,161	$(7,152)	$—	$101,009

Inflation Opportunities
Goldman Sachs & Co.	$26,816	$(1,623)	$—	$25,193	$1,623	$(1,623)	$—	$—
J.P. Morgan Securities LLC	98,140	(917)	—	97,223	917	(917)	—	—

Total	$124,956	$(2,540)	$—	$122,416	$2,540	$(2,540)	$—	$—

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented in the Schedule of Investments.

7. RISK FACTORS

Investing in the Funds may involve certain risks, as discussed in the Funds’ prospectuses, including but not limited to the following:

Emerging market risk: Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign investments risks. These risks are greater for investments in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because these market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Fixed income risk: The market prices of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the market value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of investments may decline because of factors affecting a particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

Growth risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

High-yield debt risk: High-yield debt securities, commonly referred to as “junk bonds,” are securities that are rated below “investment grade” (securities rated below Baa/BBB) or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

Inflation-protected security risk: Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

7. RISK FACTORS (continued)

interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.

Master limited partnership (“MLP”) risk: Investments in MLPs involve risks that differ from investments in corporate issuers, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, certain tax risks, and risks related to the general partner’s right to require unit holders to sell their common units at an undesirable time or price. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in these sectors could have an adverse impact on an investment in MLPs. The yields for equity and debt securities of MLPs and other issuers in the energy sector are susceptible in the short-term to fluctuations in interest rates and the value of investments in such securities may decline if interest rates rise. The value of an investment in MLPs depends to a significant extent on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet the legal requirements to maintain partnership status, it could be taxed as a corporation and there could be a material decrease in the value of its securities.

Money market risk: There is no assurance a money market fund will avoid principal losses if its holdings default or are downgraded or if interest rates rise sharply in an unusually short period. In addition, a money market fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market fund seeks to preserve the value of an investment, it is possible to lose money by investing in it.

Mortgage-related and asset-backed security risk: The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Unlike mortgage-related securities issued or guaranteed by agencies of the U.S. government or government-sponsored entities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities.

Municipal security risk: Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent a fund focuses its investments in a single state or territory, it is subject to greater risk of adverse economic and regulatory changes in that state or territory than a geographically diversified fund. Puerto Rico municipal bonds have been impacted by recent adverse economic and market changes, which may cause the market values of these bonds to decline.

Real estate investment trusts (“REIT”) and real estate risk: Investments in the real estate industry and REITs are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition, REITs are subject to a number of highly technical tax-related rules and requirements; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment.

Small and medium capitalization risk: Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions than large capitalization companies. Securities of

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

7. RISK FACTORS (continued)

small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate, and may offer greater potential for losses.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Funds’ investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of Flexible Income, Floating Rate, High Yield Bond, Government Money Market, Multi-Managed Balanced, and Short-Term Bond.

TFS is the Funds’ transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Funds are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Funds.

As of October 31, 2016, the percentage of each Fund’s net assets owned by affiliated investors are as follows:

Bond	Market Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative Portfolio	$60,684,396	27.04%
Transamerica Asset Allocation – Moderate Growth Portfolio	61,864,318	27.57
Transamerica Asset Allocation – Moderate Portfolio	82,653,525	36.83
Transamerica Madison Balanced Allocation VP	2,134,120	0.95
Transamerica Madison Conservative Allocation VP	3,623,469	1.61
Total	$210,959,828	94.00%

Capital Growth
Transamerica Asset Allocation – Conservative Portfolio	$19,266,057	2.97%
Transamerica Asset Allocation – Growth Portfolio	67,762,229	10.45
Transamerica Asset Allocation – Moderate Growth Portfolio	91,624,646	14.13
Transamerica Asset Allocation – Moderate Portfolio	47,964,699	7.40
Total	$226,617,631	34.95%

Concentrated Growth
Transamerica Asset Allocation – Conservative Portfolio	$17,965,360	7.22%
Transamerica Asset Allocation – Growth Portfolio	61,980,072	24.93
Transamerica Asset Allocation – Moderate Growth Portfolio	82,378,645	33.13
Transamerica Asset Allocation – Moderate Portfolio	48,223,322	19.39
Total	$210,547,399	84.67%

Dividend Focused
Transamerica Asset Allocation – Conservative Portfolio	$56,014,477	7.20%
Transamerica Asset Allocation – Growth Portfolio	180,449,404	23.19
Transamerica Asset Allocation – Moderate Growth Portfolio	254,324,475	32.68
Transamerica Asset Allocation – Moderate Portfolio	136,558,289	17.55
Transamerica Madison Balanced Allocation VP	3,405,912	0.44
Transamerica Madison Conservative Allocation VP	1,686,904	0.22
Total	$632,439,461	81.28%

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Emerging Markets Debt	Market Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative Portfolio	$29,011,635	3.46%
Transamerica Asset Allocation – Moderate Growth Portfolio	63,704,717	7.61
Transamerica Asset Allocation – Moderate Portfolio	53,126,346	6.35
Transamerica Multi-Manager Alternative Strategies Portfolio	15,588,881	1.86
Transamerica Multi-Manager Alternative Strategies VP	123,996	0.01
Total	$161,555,575	19.29%

Emerging Markets Equity
Transamerica Asset Allocation – Conservative Portfolio	$6,716,834	4.44%
Transamerica Asset Allocation – Growth Portfolio	41,177,737	27.24
Transamerica Asset Allocation – Moderate Growth Portfolio	59,365,124	39.28
Transamerica Asset Allocation – Moderate Portfolio	30,706,719	20.32
Total	$137,966,414	91.28%

Flexible Income
Transamerica Asset Allocation – Conservative Portfolio	$22,466,461	4.98%
Transamerica Asset Allocation – Moderate Growth Portfolio	45,865,158	10.17
Transamerica Asset Allocation – Moderate Portfolio	57,832,282	12.83
Transamerica Multi-Manager Alternative Strategies Portfolio	3,119,693	0.69
Transamerica Multi-Manager Alternative Strategies VP	24,865	0.01
Total	$129,308,459	28.68%

Floating Rate
Transamerica Asset Allocation – Conservative Portfolio	$19,652,885	4.90%
Transamerica Asset Allocation – Conservative VP	7,468,598	1.86
Transamerica Asset Allocation – Moderate Growth Portfolio	29,943,202	7.47
Transamerica Asset Allocation – Moderate Growth VP	169,042,474	42.16
Transamerica Asset Allocation – Moderate Portfolio	32,605,765	8.13
Transamerica Asset Allocation – Moderate VP	107,243,541	26.74
Total	$365,956,465	91.26%

Global Bond
Transamerica Asset Allocation – Moderate Growth VP	$45,813,002	96.44%
Total	$45,813,002	96.44%

Global Long/Short Equity
Transamerica Multi-Manager Alternative Strategies Portfolio	$4,263,003	48.09%
Transamerica Multi-Manager Alternative Strategies VP	33,862	0.38
Total	$4,296,865	48.47%

Growth
Transamerica Asset Allocation – Conservative Portfolio	$29,411,777	7.91%
Transamerica Asset Allocation – Growth Portfolio	104,406,325	28.09
Transamerica Asset Allocation – Moderate Growth Portfolio	140,094,122	37.70
Transamerica Asset Allocation – Moderate Portfolio	72,341,005	19.46
Total	$346,253,229	93.16%

High Yield Bond
Transamerica Asset Allocation – Conservative Portfolio	$30,140,067	2.34%
Transamerica Asset Allocation – Conservative VP	103,435,356	8.04
Transamerica Asset Allocation – Moderate Growth Portfolio	53,710,652	4.17
Transamerica Asset Allocation – Moderate Growth VP	245,512,819	19.07
Transamerica Asset Allocation – Moderate Portfolio	42,844,359	3.33
Transamerica Asset Allocation – Moderate VP	357,688,566	27.79
Transamerica International Moderate Growth VP	58,554,023	4.55
Transamerica Multi-Manager Alternative Strategies Portfolio	29,536,766	2.29
Transamerica Multi-Manager Alternative Strategies VP	235,029	0.02
Total	$921,657,637	71.60%

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Inflation Opportunities	Market Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative Portfolio	$48,781,116	26.89%
Transamerica Asset Allocation – Moderate Growth Portfolio	45,161,076	24.90
Transamerica Asset Allocation – Moderate Portfolio	54,876,527	30.25
Total	$148,818,719	82.04%

International Equity
Transamerica Asset Allocation – Conservative Portfolio	$36,706,659	1.00%
Transamerica Asset Allocation – Conservative VP	82,914,097	2.25
Transamerica Asset Allocation – Growth Portfolio	115,881,068	3.14
Transamerica Asset Allocation – Growth VP	108,494,220	2.94
Transamerica Asset Allocation – Moderate Growth Portfolio	168,930,720	4.58
Transamerica Asset Allocation – Moderate Growth VP	455,622,489	12.35
Transamerica Asset Allocation – Moderate Portfolio	92,258,533	2.50
Transamerica Asset Allocation – Moderate VP	433,274,837	11.75
Transamerica International Moderate Growth VP	183,422,599	4.97
Total	$1,677,505,222	45.48%

International Small Cap Value
Transamerica Asset Allocation – Conservative Portfolio	$8,171,768	1.14%
Transamerica Asset Allocation – Conservative VP	21,053,042	2.95
Transamerica Asset Allocation – Growth Portfolio	33,261,335	4.66
Transamerica Asset Allocation – Growth VP	27,511,500	3.85
Transamerica Asset Allocation – Moderate Growth Portfolio	46,021,934	6.45
Transamerica Asset Allocation – Moderate Growth VP	115,919,284	16.24
Transamerica Asset Allocation – Moderate Portfolio	23,178,270	3.25
Transamerica Asset Allocation – Moderate VP	110,046,671	15.41
Transamerica International Moderate Growth VP	46,675,247	6.54
Transamerica Multi-Manager Alternative Strategies Portfolio	1,291,436	0.18
Transamerica Multi-Manager Alternative Strategies VP	10,316	0.00	(A)
Total	$433,140,803	60.67%

Large Cap Value
Transamerica Asset Allocation – Conservative Portfolio	$61,023,536	2.97%
Transamerica Asset Allocation – Conservative VP	66,159,666	3.22
Transamerica Asset Allocation – Growth Portfolio	203,649,842	9.92
Transamerica Asset Allocation – Growth VP	143,708,059	7.00
Transamerica Asset Allocation – Moderate Growth Portfolio	282,092,523	13.74
Transamerica Asset Allocation – Moderate Growth VP	447,703,757	21.81
Transamerica Asset Allocation – Moderate Portfolio	149,428,332	7.28
Transamerica Asset Allocation – Moderate VP	478,128,373	23.31
Transamerica International Moderate Growth VP	22,894,886	1.12
Total	$1,854,788,974	90.37%

Mid Cap Growth
Transamerica Asset Allocation – Growth VP	$11,509,453	7.86%
Transamerica Asset Allocation – Moderate Growth VP	67,285,409	45.93
Transamerica Asset Allocation – Moderate VP	61,437,004	41.94
Total	$140,231,866	95.73%

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Mid Cap Value Opportunities	Market Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative Portfolio	$5,653,957	0.80%
Transamerica Asset Allocation – Conservative VP	22,468,591	3.19
Transamerica Asset Allocation – Growth Portfolio	30,992,241	4.40
Transamerica Asset Allocation – Growth VP	15,849,068	2.25
Transamerica Asset Allocation – Moderate Growth Portfolio	49,093,933	6.97
Transamerica Asset Allocation – Moderate Growth VP	71,866,300	10.20
Transamerica Asset Allocation – Moderate Portfolio	24,179,887	3.43
Transamerica Asset Allocation – Moderate VP	91,445,798	12.98
Transamerica Madison Balanced Allocation VP	3,661,680	0.52
Transamerica Madison Conservative Allocation VP	1,144,958	0.16
Total	$316,356,413	44.90%

MLP & Energy Income
Transamerica Asset Allocation – Conservative Portfolio	$17,406,369	4.55%
Transamerica Asset Allocation – Growth Portfolio	79,233,102	20.71
Transamerica Asset Allocation – Moderate Growth Portfolio	104,575,058	27.34
Transamerica Asset Allocation – Moderate Portfolio	53,233,224	13.92
Total	$254,447,753	66.52%

Multi-Cap Growth
Transamerica Asset Allocation – Conservative Portfolio	$15,202,493	5.88%
Transamerica Asset Allocation – Growth Portfolio	37,041,315	14.32
Transamerica Asset Allocation – Moderate Growth Portfolio	67,813,874	26.20
Transamerica Asset Allocation – Moderate Portfolio	37,918,913	14.66
Total	$157,976,595	61.06%

Short-Term Bond
Transamerica Asset Allocation – Conservative Portfolio	$68,914,010	2.45%
Transamerica Asset Allocation – Moderate Growth Portfolio	44,054,761	1.56
Transamerica Asset Allocation – Moderate Portfolio	73,497,941	2.60
Transamerica BlackRock Tactical Allocation VP	49,929,195	1.77
Transamerica Madison Balanced Allocation VP	8,379,356	0.30
Transamerica Madison Conservative Allocation VP	8,968,954	0.32
Total	$253,744,217	9.00%

Small Cap Core
Transamerica Asset Allocation – Conservative Portfolio	$6,124,292	15.45%
Transamerica Asset Allocation – Growth Portfolio	3,911,340	9.87
Transamerica Asset Allocation – Moderate Growth Portfolio	16,515,312	41.65
Transamerica Asset Allocation – Moderate Portfolio	10,093,294	25.46
Total	$36,644,238	92.43%

Small Cap Growth
Transamerica Asset Allocation – Conservative Portfolio	$3,013,756	4.56%
Transamerica Asset Allocation – Growth Portfolio	18,526,184	28.04
Transamerica Asset Allocation – Moderate Growth Portfolio	14,330,430	21.68
Transamerica Asset Allocation – Moderate Portfolio	8,981,100	13.59
Total	$44,851,470	67.87%

Small Cap Value
Transamerica Asset Allocation – Conservative Portfolio	$5,733,565	2.26%
Transamerica Asset Allocation – Growth Portfolio	39,946,926	15.71
Transamerica Asset Allocation – Growth VP	17,761,540	6.99
Transamerica Asset Allocation – Moderate Growth Portfolio	30,610,201	12.04
Transamerica Asset Allocation – Moderate Growth VP	70,705,435	27.80
Transamerica Asset Allocation – Moderate Portfolio	18,993,571	7.47
Transamerica Asset Allocation – Moderate VP	59,701,624	23.48
Total	$243,452,862	95.75%

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Unconstrained Bond	Market Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative VP	$23,117,252	10.54%
Transamerica Asset Allocation – Moderate Growth VP	72,660,328	33.13
Transamerica Asset Allocation – Moderate VP	92,294,908	42.09
Transamerica International Moderate Growth VP	10,104,586	4.61
Transamerica Multi-Manager Alternative Strategies Portfolio	20,607,329	9.40
Transamerica Multi-Manager Alternative Strategies VP	163,865	0.07
Total	$218,948,268	99.84%

US Growth
Transamerica Asset Allocation – Conservative Portfolio	$20,169,691	2.02%
Transamerica Asset Allocation – Growth Portfolio	71,172,323	7.13
Transamerica Asset Allocation – Moderate Growth Portfolio	96,539,613	9.67
Transamerica Asset Allocation – Moderate Portfolio	49,274,308	4.93
Total	$237,155,935	23.75%

(A)	Percentage rounds to less than 0.01%.

Investment management fees: Effective March 1, 2016, TAM serves as the Funds’ investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory and administration services under an investment management agreement and each Fund pays a single management fee, which is reflected in Investment management fees within the Statements of Operations.

Prior to March 1, 2016, each Fund paid investment advisory fees and administrative service fees pursuant to separate agreements, which are reflected in Investment advisory fees and Administration fees within the Statements of Operations. Investment advisory services were provided to the Funds by TAM and administrative services were provided to the Funds by TFS.

Each Fund pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates. Unless otherwise indicated, the current management fee rates were effective March 1, 2016.

Fund	Current Management Fee	Advisory Fee Prior to March 1, 2016
Bond
First $200 million	0.7050%	0.6750%
Over $200 million up to $750 million	0.6550	0.6250
Over $750 million	0.6050	0.5750
Capital Growth
First $500 million	0.8300	0.8000
Over $500 million	0.7050	0.6750
Concentrated Growth
First $650 million	0.6800	0.6500
Over $650 million up to $1.15 billion	0.6600	0.6300
Over $1.15 billion	0.6050	0.5750
Dividend Focused
First $200 million	0.7800	0.7500
Over $200 million up to $500 million	0.6800	0.6500
Over $500 million	0.6300	0.6000
Dynamic Allocation
First $250 million	0.5800	0.5500
Over $250 million up to $500 million	0.5700	0.5400
Over $500 million up to $1.5 billion	0.5600	0.5300
Over $1.5 billion up to $2.5 billion	0.5500	0.5200
Over $2.5 billion	0.5400	0.5100

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Fund	Current Management Fee	Advisory Fee Prior to March 1, 2016
Dynamic Income
First $500 million	0.5000%	0.4700%
Over $500 million up to $1 billion	0.4900	0.4700
Over $1 billion up to $1.5 billion	0.4800	0.4500
Over $1.5 billion up to $2 billion	0.4700	0.4500
Over $2 billion up to $2.5 billion	0.4600	0.4300
Over $2.5 billion	0.4500	0.4300
Emerging Markets Debt
First $400 million	0.6300	0.6000
Over $400 million	0.6100	0.5800
Emerging Markets Equity
First $250 million	0.9800	0.9500
Over $250 million up to $500 million	0.9600	0.9300
Over $500 million	0.9300	0.9000
Flexible Income
First $250 million	0.5050	0.4750
Over $250 million up to $350 million	0.4550	0.4250
Over $350 million	0.4300	0.4000
Floating Rate
First $1 billion	0.6400	0.6100
Over $1 billion up to $1.5 billion	0.6200	0.5900
Over $1.5 billion up to $2 billion	0.6000	0.5700
Over $2 billion	0.5900	0.5600
Global Bond
First $750 million	0.5700	0.5400
Over $750 million up to $1.5 billion	0.5500	0.5200
Over $1.5 billion	0.5400	0.5100
Global Equity
First $250 million	0.8400	0.8100
Over $250 million up to $500 million	0.8300	0.8000
Over $500 million up to $1 billion	0.8200	0.7900
Over $1 billion up to $2 billion	0.8100	0.7800
Over $2 billion up to $2.5 billion	0.7950	0.7650
Over $2.5 billion	0.7900	0.7600
Global Long/Short Equity (A)
First $150 million	1.0300	1.0300
Over $150 million up to $300 million	1.0050	1.0050
Over $300 million	0.9800	0.9800
Government Money Market (B)
First $1 billion	0.2800	0.4000
Over $1 billion up to $3 billion	0.2700	0.4000
Over $3 billion	0.2600	0.4000
Growth
First $250 million	0.8300	0.8000
Over $250 million up to $500 million	0.7800	0.7500
Over $500 million up to $1 billion	0.7300	0.7000
Over $1 billion	0.6300	0.6000
High Yield Bond
First $1.25 billion	0.5800	0.5500
Over $1.25 billion up to $2 billion	0.5550	0.5250
Over $2 billion	0.5300	0.5000

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Fund	Current Management Fee	Advisory Fee Prior to March 1, 2016
High Yield Muni
First $500 million	0.5400%	0.5100%
Over $500 million up to $1 billion	0.5300	0.5000
Over $1 billion	0.5000	0.4700
Income & Growth
First $500 million	0.7000	0.6700
Over $500 million up to $1 billion	0.6800	0.6500
Over $1 billion up to $1.5 billion	0.6600	0.6300
Over $1.5 billion	0.6300	0.6000
Inflation Opportunities
First $200 million	0.5800	0.5500
Over $200 million up to $500 million	0.5700	0.5400
Over $500 million	0.5400	0.5100
Intermediate Muni
First $150 million	0.4700	0.4400
Over $150 million up to $350 million	0.4500	0.4200
Over $350 million up to $650 million	0.4400	0.4100
Over $650 million up to $1 billion	0.4200	0.3900
Over $1 billion	0.3900	0.3600
International Equity
First $500 million	0.7700	0.7400
Over $500 million up to $1 billion	0.7500	0.7200
Over $1 billion up to $2 billion	0.7200	0.6900
Over $2 billion	0.6900	0.6600
International Small Cap Value
First $300 million	0.9550	0.9250
Over $300 million up to $750 million	0.9300	0.9000
Over $750 million	0.8800	0.8500
Large Cap Value
First $750 million	0.6800	0.6500
Over $750 million up to $1 billion	0.6500	0.6200
Over $1 billion	0.6300	0.6000
Mid Cap Growth
First $1 billion	0.7500	0.7200
Over $1 billion	0.7300	0.7000
Mid Cap Value Opportunities
First $750 million	0.7000	0.6700
Over $750 million up to $1.5 billion	0.6950	0.6650
Over $1.5 billion up to $2 billion	0.6850	0.6550
Over $2 billion	0.6775	0.6475
MLP & Energy Income
First $250 million	1.1300	1.1000
Over $250 million up to $500 million	1.0800	1.0500
Over $500 million up to $1 billion	1.0100	0.9800
Over $1 billion up to $2 billion	0.9100	0.8800
Over $2 billion	0.8500	0.8200
Multi-Cap Growth
First $250 million	0.7000	0.8000
Over $250 million up to $500 million	0.7000	0.7500
Over $500 million up to $700 million	0.7000	0.7000
Over $700 million up to $1.5 billion	0.6900	0.7000
Over $1.5 billion up to $3 billion	0.6700	0.7000
Over $3 billion	0.6300	0.7000

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Fund	Current Management Fee	Advisory Fee Prior to March 1, 2016
Multi-Managed Balanced (C)
First $1 billion	0.6500%	0.6500%
Over $1 billion up to $5 billion	0.5900	0.6000
Over $5 billion	0.5800	0.6000
Short-Term Bond
First $250 million	0.5800	0.5500
Over $250 million up to $500 million	0.5300	0.5000
Over $500 million up to $1 billion	0.5050	0.4750
Over $1 billion	0.4800	0.4500
Small Cap Core
First $300 million	0.8300	0.8000
Over $300 million	0.8000	0.7700
Small Cap Growth
First $300 million	0.8700	0.8400
Over $300 million	0.8300	0.8000
Small Cap Value
First $250 million	0.8500	0.8200
Over $250 million up to $500 million	0.8100	0.7800
Over $500 million up to $750 million	0.7800	0.7500
Over $750 million	0.7550	0.7250
Small/Mid Cap Value
First $500 million	0.8300	0.8000
Over $500 million	0.7800	0.7500
Strategic High Income
First $600 million	0.6900	0.6600
Over $600 million up to $1 billion	0.6600	0.6300
Over $1 billion up to $2 billion	0.6300	0.6000
Over $2 billion	0.6150	0.5850
Unconstrained Bond
First $1 billion	0.6700	0.6400
Over $1 billion up to $2 billion	0.6550	0.6250
Over $2 billion	0.6500	0.6200
US Growth
First $150 million	0.7300	0.7000
Over $150 million up to $650 million	0.7000	0.6700
Over $650 million up to $1.15 billion	0.6800	0.6500
Over $1.15 billion up to $2 billion	0.6550	0.6250
Over $2 billion up to $3 billion	0.6400	0.6100
Over $3 billion up to $4 billion	0.6300	0.6000
Over $4 billion	0.6100	0.5800

(A)	Global Long/Short Equity commenced operations on November 30, 2015 and has paid TAM at the stated rates since the commencement date.
(B)	From the period March 1, 2016 through April 30, 2016, Government Money Market paid TAM a 0.43% management fee.
(C)	From the period March 1, 2016 through July 30, 2016, Multi-Managed Balanced paid TAM a management fee of 0.68% up to $1 billion, and 0.63% over $1 billion.

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, distribution fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Funds’ business, exceed the following stated annual operating expense limits to the Fund’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statements of Operations. The Growth fund does not have an operating expense limit.

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Fund	Operating Expense Limit	Operating Expense Limit Effective Through
Bond	0.71%	March 1, 2017
Capital Growth	1.20	March 1, 2017
Concentrated Growth	0.95	March 1, 2017
Dividend Focused	0.90	March 1, 2017
Dynamic Allocation	0.85	March 1, 2017
Dynamic Income	0.67	March 1, 2017
Emerging Markets Debt	1.00	March 1, 2017
Emerging Markets Equity	1.50	March 1, 2017
Flexible Income	0.85	March 1, 2017
Floating Rate	0.80	March 1, 2017
Global Bond	0.75	March 1, 2017
Global Equity	1.10	March 1, 2017
Global Long/Short Equity	1.55	March 1, 2017
Government Money Market	0.48	March 1, 2017
High Yield Bond	0.95	March 1, 2017
High Yield Muni	0.76	March 1, 2017
Income & Growth	0.93	March 1, 2017
Inflation Opportunities	0.75	March 1, 2017
Intermediate Muni	0.71	March 1, 2017
International Equity	1.10	March 1, 2017
International Small Cap Value	1.22	March 1, 2017
Large Cap Value	0.95	March 1, 2017
Mid Cap Growth	1.05	March 1, 2017
Mid Cap Value Opportunities	0.95	March 1, 2017
MLP & Energy Income	1.35	March 1, 2017
Multi-Cap Growth
Effective March 1, 2016	1.00	March 1, 2017
Prior to March 1, 2016	1.40
Multi-Managed Balanced
Effective March 1, 2016	1.15	March 1, 2017
Prior to March 1, 2016	1.20
Short-Term Bond
Effective March 1, 2016	0.75	March 1, 2017
Prior to March 1, 2016	0.80
Small Cap Core	1.05	March 1, 2017
Small Cap Growth	1.15	March 1, 2017
Small Cap Value	1.05	March 1, 2017
Small/Mid Cap Value	1.15	March 1, 2017
Strategic High Income	0.95	March 1, 2017
Unconstrained Bond	0.95	March 1, 2017
US Growth	1.17	March 1, 2017

TAM is entitled to recapture expenses paid by the Funds for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Funds operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended October 31, 2016 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statements of Operations.

As of October 31, 2016, the balances available for recapture by TAM for each Fund are as follows. Funds not listed in the subsequent table do not have balances available for recapture. The Government Money Market fund is discussed in further detail in proceeding notes and tables.

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

	Amounts Available from Fiscal Years
Fund	2014	2015	2016	Total
Bond
Class I2	$—	$—	$79,133	$79,133
Class R6	—	—	26	26
Capital Growth
Class B	—	—	799	799
Dynamic Allocation
Class A	21,102	38,697	27,381	87,180
Class C	15,540	27,437	21,410	64,387
Class I	7,529	10,422	4,549	22,500
Floating Rate
Class A	242	2,024	2,619	4,885
Class C	2,178	1,907	2,210	6,295
Class I	—	731	4,654	5,385
Global Bond
Class A	—	373	1,909	2,282
Class C	—	330	1,241	1,571
Class I	—	740	1,282	2,022
Class I2	—	83,940	98,551	182,491
Global Equity
Class A	964	14,726	22,402	38,092
Class B	6,972	9,073	5,277	21,322
Class C	—	2,396	26,533	28,929
Global Long/Short Equity
Class A	—	—	35,334	35,334
Class I	—	—	37,366	37,366
Class I2	—	—	123,169	123,169
High Yield Muni
Class A	29,894	29,443	10,570	69,907
Class C	17,078	7,516	1,821	26,415
Class I	49,299	35,101	11,754	96,154
Inflation Opportunities
Class A	—	—	—	—
Class C	—	59	142	201
Class I	107	111	135	353
MLP & Energy Income
Class C	—	—	1,672	1,672
Multi-Cap Growth
Class A	—	—	60,454	60,454
Class B	—	—	5,676	5,676
Class C	—	—	8,705	8,705
Small Cap Core
Class A	—	—	1,230	1,230
Class C	—	—	211	211
Class I	—	—	500	500
Small Cap Value
Class A	—	—	1,090	1,090
Strategic High Income
Class A	—	2,293	1,026	3,319
Class C	—	—	1,434	1,434
Class I	—	38,563	29,532	68,095
Class I2	22,382	9,501	—	31,883
Unconstrained Bond
Class I	—	204	40	244

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Government Money Market: TAM, on a voluntary basis and in addition to the contractual waivers in effect from time to time, has agreed to waive fees and/or reimburse expenses of Government Money Market, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time in order to prevent a negative yield. Any such waiver or expense reimbursement may be discontinued by TAM at any time. TAM is entitled to recapture any amounts so waived or reimbursed upon Government Money Market attaining such yield as the Trust’s officers reasonably determine.

Once Government Money Market, or any classes thereof, has maintained a daily positive yield for a reasonable amount of time, as determined by TAM, TAM is entitled to reimbursement by Government Money Market, or any classes thereof, of the fees waived and/or expenses reimbursed by TAM or any of its affiliates to Government Money Market, or any classes thereof, during any of the previous thirty-six (36) months. Waived and/or reimbursed expenses related to the maintenance of yield are included in Expenses waived and/or reimbursed within the Statement of Operations.

For the years ended October 31, 2016, October 31, 2015, and October 31, 2014, the amounts waived by TAM due to the maintenance of the yield is as follows:

	Amounts Waived from Fiscal Years
	2014	2015	2016	Total
Class A	$470,318	$386,454	$462,514	$1,319,286
Class B	61,504	35,185	21,043	117,732
Class C	324,527	269,297	250,500	844,324
Class I	54,188	40,330	15,152	109,670
Class I2	147,338	75,657	20,534	243,529

As of October 31, 2016, the balances available for recapture by TAM due to the maintenance of the yield is as follows:

	Amounts Available from Fiscal Years
	2014	2015	2016	Total
Class A	$470,318	$386,454	$462,514	$1,319,286
Class B	61,504	35,185	21,043	117,732
Class C	324,527	269,297	250,500	844,324
Class I	54,188	40,330	15,152	109,670
Class I2	147,338	75,657	20,534	243,529

For the years ended October 31, 2016, October 31, 2015, and October 31, 2014, the amounts waived by TAM due to the operating expense limitation is as follows:

	Amounts Waived from Fiscal Years
	2014	2015	2016	Total
Class A	$311,647	$288,293	$214,037	$813,977
Class B	18,603	10,268	5,827	34,698
Class C	49,568	45,331	30,691	125,590
Class I	58,616	54,982	43,216	156,814
Class I2	26,266	20,178	—	46,444

As of October 31, 2016, the balances available for recapture by TAM due to the operating expense limitation is as follows:

	Amounts Available from Fiscal Years
	2014	2015	2016	Total
Class A	$311,647	$288,293	$214,037	$813,977
Class B	18,603	10,268	5,827	34,698
Class C	49,568	45,331	30,691	125,590
Class I	58,616	54,982	43,216	156,814
Class I2	25,318	20,178	—	45,496

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Funds’ distributor.

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Distribution Plan requires the Funds to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Funds, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Funds shares. The distribution and service fees are included in Distribution fees within the Statements of Operations.

Each Fund is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class (A)	Rate
Class A	0.25%
Class B	1.00
Class C	1.00

(A)	12b-1 fees are not applicable for Class I, Class I2, Class R6, and Class T.

TAM has contractually agreed to waive a portion of the 12b-1 fees at the following annual rates. Funds not listed in the subsequent table do not have a 12b-1 waiver.

Fund	Class A Waiver	Class C Waiver	12b-1 Expense Waiver Effective Through
High Yield Muni	0.10%	0.25%	March 1, 2017
Intermediate Muni	0.10	0.25	March 1, 2017

Shareholder fees: Class A shares are subject to an initial sales charge, and a contingent deferred sales charge on certain share redemptions. Class B and Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2016, underwriter commissions received by TCI from the various sales charges are as follows:

Fund	Initial Sales Charge	Contingent Deferred Sales Charge
Capital Growth
Class A	$607,090	$52
Class B	—	403
Class C	—	18,084
Concentrated Growth
Class A	2,446	—
Class C	—	19
Dividend Focused
Class A	74,012	389
Class C	—	230
Dynamic Allocation
Class A	28,322	—
Class C	—	474
Dynamic Income
Class A	134,434	5,209
Class C	—	16,701
Emerging Markets Debt
Class A	14,401	18
Class C	—	2,308
Emerging Markets Equity
Class A	2,420	30
Class C	—	139
Flexible Income
Class A	131,350	1,418
Class B	—	70
Class C	—	6,650

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Fund	Initial Sales Charge	Contingent Deferred Sales Charge
Floating Rate
Class A	$28,837	$—
Class C	—	971
Global Bond
Class A	882	—
Global Equity
Class A	25,532	—
Class B	—	309
Class C	—	823
Global Long/Short Equity
Class A	23	—
Government Money Market
Class A	1,565	2,060
Class B	—	1,805
Class C	—	6,406
High Yield Bond
Class A	170,591	467
Class B	—	2,917
Class C	—	16,146
High Yield Muni
Class A	189,986	—
Class C	—	949
Income & Growth
Class A	67,491	2,524
Class C	—	14,775
Inflation Opportunities
Class A	2,444	—
Intermediate Muni
Class A	1,204,168	16,181
Class C	—	40,218
International Equity
Class A	185,108	99
Class C	—	16,242
Large Cap Value
Class A	255,964	12
Class C	—	623
Mid Cap Growth
Class A	11,646	14
Mid Cap Value Opportunities
Class A	96,510	9
Class C	—	938
Multi-Cap Growth
Class A	44,384	—
Class B	—	713
Class C	—	389
MLP & Energy Income
Class A	170,682	250
Class C	—	9,804
Multi-Managed Balanced
Class A	893,481	173
Class B	—	754
Class C	—	30,107

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Fund	Initial Sales Charge	Contingent Deferred Sales Charge
Short-Term Bond
Class A	$299,422	$55,602
Class C	—	69,890
Small Cap Core
Class A	7,639	—
Small Cap Growth
Class A	10,999	21
Class C	—	130
Small Cap Value
Class A	3,238	—
Class C	—	20
Small/Mid Cap Value
Class A	200,802	8
Class B	—	435
Class C	—	11,676
Strategic High Income
Class A	14,335	—
Class C	—	150
US Growth
Class A	185,744	29
Class B	—	2,771
Class C	—	3,338

Administrative service fees: Effective March 1, 2016, each Fund pays a management fee to TAM for investment advisory and administration services and is reflected in Investment management fees within the Statements of Operations. Prior to March 1, 2016, the Funds had a separate administration service fee agreement with TFS pursuant to which the Funds paid TFS at an annual fee of 0.03% on daily ANA, which is reflected in Administration fees within the Statements of Operations.

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Funds pay TFS a fee for providing services based on the number of classes, accounts and transactions relating to each Fund. The Transfer agent fees included within the Statements of Assets and Liabilities and Statements of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services.

For the year ended October 31, 2016, transfer agent fees paid and the amounts due to TFS are as follows:

Fund	Fees Paid to TFS	Fees Due to TFS
Bond	$36,130	$1,434
Capital Growth	634,258	51,877
Concentrated Growth	63,642	3,717
Dividend Focused	109,300	7,158
Dynamic Allocation	33,173	2,652
Dynamic Income	460,892	35,823
Emerging Markets Debt	694,537	61,841
Emerging Markets Equity	23,180	1,713
Flexible Income	363,793	32,381
Floating Rate	42,196	4,233
Global Bond	5,049	496
Global Equity	250,919	18,860
Global Long/Short Equity	2,789	237
Government Money Market	308,251	25,553
Growth	33,023	2,400
High Yield Bond	419,736	40,947
High Yield Muni	77,477	8,751
Income & Growth	173,204	12,077
Inflation Opportunities	14,929	1,241

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Fund	Fees Paid to TFS	Fees Due to TFS
Intermediate Muni	$733,965	$92,430
International Equity	2,076,018	204,643
International Small Cap Value	341,855	26,263
Large Cap Value	228,777	22,960
Mid Cap Growth	41,508	1,677
Mid Cap Value Opportunities	296,870	32,151
MLP & Energy Income	196,500	15,423
Multi-Cap Growth	387,380	31,597
Multi-Managed Balanced	758,041	67,141
Short-Term Bond	2,012,623	170,060
Small Cap Core	10,164	595
Small Cap Growth	38,558	1,608
Small Cap Value	28,680	2,062
Small/Mid Cap Value	1,338,298	109,861
Strategic High Income	37,514	3,791
Unconstrained Bond	12,998	1,417
US Growth	1,431,735	118,394

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by the Trust to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statements of Assets and Liabilities. For the year ended October 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statements of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Funds incurred brokerage commissions on security transactions placed with affiliates of the adviser or sub-adviser.

For the year ended October 31, 2016, brokerage commissions are as follows. Funds not listed in the subsequent table do not have brokerage commissions.

Fund	Commissions
Capital Growth	$361

Cross-trades: The Funds are authorized to purchase or sell securities from and to other funds within TAM, or between the Fund and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with rule 17a-7 under the 1940 Act, when it is in the best interest of each Fund participating in the transaction.

For the year ended October 31, 2016, the Funds engaged in the following net cross-trade transactions, which resulted in net realized gains/(losses) listed below. Funds not listed in the subsequent table did not have 17a-7 transactions during the year.

Fund	Purchases	Sales	Net Realized Gains (Losses)
US Growth	$235,035	$—	$—

9. PRINCIPAL OWNERSHIP

As of October 31, 2016, the Funds had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Funds have no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

9. PRINCIPAL OWNERSHIP (continued)

activity by concentrated accounts may have a significant effect on operations, and thus may impact Fund performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Fund	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Bond
Class I2	3	91.63%	91.63%
Class R6	2	100.00%	10.87%
Capital Growth
Class A	1	16.82%	0.00%
Class C	3	37.95%	0.00%
Class I	2	43.73%	0.00%
Class I2	3	85.73%	85.73%
Concentrated Growth
Class A	3	76.17%	36.48%
Class C	3	80.25%	38.10%
Class I	3	76.36%	0.00%
Class I2	3	86.45%	86.45%
Dividend Focused
Class A	1	80.37%	0.00%
Class C	3	49.87%	0.00%
Class I	5	89.08%	0.00%
Class I2	3	84.98%	84.98%
Class R6	4	100.00%	82.01%
Dynamic Allocation
Class A	2	47.28%	0.00%
Class C	4	71.42%	0.00%
Class I	4	93.74%	13.51%
Dynamic Income
Class A	4	59.41%	0.00%
Class C	3	48.67%	0.00%
Class I	3	60.47%	0.00%
Emerging Markets Debt
Class A	2	45.14%	0.00%
Class C	4	61.23%	0.00%
Class I	3	60.22%	0.00%
Class I2	3	86.24%	86.24%
Class R6	2	99.65%	99.65%
Emerging Markets Equity
Class A	2	58.55%	0.00%
Class C	2	33.01%	0.00%
Class I	3	86.09%	48.65%
Class I2	3	89.64%	89.64%
Flexible Income
Class A	2	38.32%	0.00%
Class B	1	17.68%	0.00%
Class C	4	60.58%	0.00%
Class I	4	51.25%	0.00%
Class I2	3	91.96%	91.96%
Class R6	3	98.29%	60.40%
Floating Rate
Class A	2	60.02%	0.00%
Class C	4	72.30%	0.00%
Class I	2	74.94%	0.00%
Class I2	2	73.68%	73.68%

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

9. PRINCIPAL OWNERSHIP (continued)

Fund	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Global Bond
Class A	3	65.20%	34.57%
Class C	2	65.02%	51.85%
Class I	3	86.63%	54.82%
Class I2	1	100.00%	100.00%
Global Equity
Class A	2	29.15%	0.00%
Class B	1	18.83%	0.00%
Class C	4	64.12%	0.00%
Class I	5	85.88%	0.00%
Class R6	2	98.57%	98.57%
Global Long/Short Equity
Class A	1	99.97%	99.97%
Class I	1	99.97%	99.97%
Class I2	1	99.21%	99.21%
Government Money Market
Class A	1	62.83%	0.00%
Class I	1	17.33%	0.00%
Class I2	1	99.66%	0.00%
Growth
Class I2	3	85.76%	85.76%
Class R6	3	97.79%	61.53%
High Yield Bond
Class A	3	42.33%	0.00%
Class B	3	50.85%	0.00%
Class C	3	43.80%	0.00%
Class I	3	62.50%	0.00%
Class I2	3	73.76%	73.76%
Class R6	3	98.73%	64.82%
High Yield Muni
Class A	4	72.15%	0.00%
Class C	3	65.20%	0.00%
Class I	4	71.13%	0.00%
Class I2	1	100.00%	100.00%
Income & Growth
Class A	3	48.44%	0.00%
Class C	4	58.05%	0.00%
Class I	2	55.04%	0.00%
Class I2	1	100.00%	100.00%
Inflation Opportunities
Class A	4	81.36%	39.45%
Class C	3	86.95%	48.18%
Class I	2	99.99%	19.17%
Class I2	4	93.77%	83.21%
Class R6	1	100.00%	100.00%
Intermediate Muni
Class A	1	28.15%	0.00%
Class C	5	66.92%	0.00%
Class I	3	58.47%	0.00%
Class I2	1	100.00%	100.00%

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

9. PRINCIPAL OWNERSHIP (continued)

Fund	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
International Equity
Class A	3	71.82%	0.00%
Class C	3	49.63%	0.00%
Class I	2	52.02%	0.00%
Class I2	3	62.91%	62.91%
Class R6	3	99.63%	81.09%
International Small Cap Value
Class I	2	88.94%	0.00%
Class I2	4	72.32%	72.32%
Large Cap Value
Class A	3	61.08%	0.00%
Class C	3	59.78%	0.00%
Class I	5	87.22%	0.00%
Class I2	4	74.35%	74.35%
Class R6	3	98.38%	87.29%
Mid Cap Growth
Class A	1	80.00%	0.00%
Class C	2	57.26%	39.00%
Class I	1	72.43%	72.43%
Class I2	2	91.79%	91.79%
Mid Cap Value Opportunities
Class A	1	82.53%	0.00%
Class C	3	66.84%	0.00%
Class I	2	68.35%	0.00%
Class I2	3	65.70%	65.70%
Class R6	1	100.00%	100.00%
MLP & Energy Income
Class A	4	56.77%	0.00%
Class C	3	58.79%	0.00%
Class I	4	76.64%	0.00%
Class I2	3	88.22%	88.22%
Multi-Cap Growth
Class I	2	41.18%	0.00%
Class I2	3	86.74%	86.74%
Multi-Managed Balanced
Class A	1	50.03%	0.00%
Class B	1	13.60%	0.00%
Class C	3	42.01%	0.00%
Class I	2	52.28%	0.00%
Class R6	1	93.76%	93.76%
Short-Term Bond
Class A	2	46.98%	0.00%
Class C	2	35.36%	0.00%
Class I	4	63.53%	0.00%
Class I2	4	83.81%	66.11%
Class R6	3	100.00%	73.51%
Small Cap Core
Class A	2	85.69%	19.93%
Class C	2	88.44%	63.69%
Class I	2	97.38%	21.08%
Class I2	4	100.00%	100.00%

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

9. PRINCIPAL OWNERSHIP (continued)

Fund	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Small Cap Growth
Class A	2	80.72%	0.00%
Class C	2	47.74%	25.58%
Class I	4	78.83%	17.97%
Class I2	4	88.21%	77.79%
Class R6	1	100.00%	100.00%
Small Cap Value
Class A	3	81.25%	17.25%
Class C	3	68.77%	42.59%
Class I	1	84.48%	84.48%
Class I2	4	79.96%	79.96%
Class R6	1	100.00%	100.00%
Small/Mid Cap Value
Class A	2	42.37%	0.00%
Class B	1	40.59%	0.00%
Class C	4	58.40%	0.00%
Class I	3	63.95%	0.00%
Class I2	1	100.00%	0.00%
Class R6	3	94.67%	72.90%
Strategic High Income
Class A	2	69.49%	45.02%
Class C	2	87.69%	22.76%
Class I	1	83.96%	0.00%
Class I2	1	100.00%	100.00%
Unconstrained Bond
Class I	1	92.26%	92.26%
Class I2	3	85.90%	85.90%
US Growth
Class C	1	10.63%	0.00%
Class I	2	59.59%	0.00%
Class I2	3	83.85%	83.85%

10. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

	Purchases of Securities		Sales/Maturities of Securities
Fund	Long-Term	U.S. Government	Long-Term	U.S. Government
Bond	$130,938,787	$42,181,271	$641,243,723	$68,038,533
Capital Growth	309,247,005	—	1,062,125,583	—
Concentrated Growth	413,790,118	—	625,491,738	—
Dividend Focused	596,545,788	—	795,051,726	—
Dynamic Allocation	31,782,410	—	40,033,858	—
Dynamic Income	128,127,225	—	322,152,563	—
Emerging Markets Debt	1,814,384,237	—	1,738,718,457	—
Emerging Markets Equity	120,307,285	—	243,509,593	—
Flexible Income	137,139,019	58,350,780	358,139,827	62,377,545
Floating Rate	218,055,621	—	172,062,361	—
Global Bond	51,603,804	5,477,185	48,450,370	8,029,313
Global Equity	175,199,394	—	355,209,949	—
Global Long/Short Equity (A)	70,937,732	—	64,981,304	—

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

10. PURCHASES AND SALES OF SECURITIES (continued)

	Purchases of Securities		Sales/Maturities of Securities
Fund	Long-Term	U.S. Government	Long-Term	U.S. Government
Growth	$158,560,004	$—	$291,379,284	$—
High Yield Bond	656,928,310	—	488,363,188	—
High Yield Muni	131,676,865	—	52,278,013	—
Income & Growth	208,495,687	—	635,714,262	—
Inflation Opportunities	45,176,728	26,712,705	89,936,316	43,621,748
Intermediate Muni	1,311,619,914	—	297,674,938	—
International Equity	2,233,925,919	—	490,735,281	—
International Small Cap Value	164,079,660	—	364,095,250	—
Large Cap Value	2,453,000,738	—	2,365,919,792	—
Mid Cap Growth	490,994,682	—	727,760,548	—
Mid Cap Value Opportunities	725,373,055	—	745,853,016	—
MLP & Energy Income	358,908,636	—	453,448,276	—
Multi-Cap Growth	313,967,977	—	460,018,247	—
Multi-Managed Balanced	368,359,930	54,046,449	183,353,397	38,055,939
Short-Term Bond	1,417,509,425	—	2,337,318,168	13,332
Small Cap Core	136,683,498	—	335,379,430	—
Small Cap Growth	148,449,354	—	630,576,363	—
Small Cap Value	281,035,580	—	465,264,050	—
Small/Mid Cap Value	598,500,474	—	759,768,914	—
Strategic High Income	32,308,215	—	20,410,250	—
Unconstrained Bond	202,121,059	30,273,191	199,526,483	21,688,152
US Growth	359,757,408	—	515,597,805	—

(A)	Fund includes securities sold short.

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Funds have not made any provision for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds’ federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Funds’ tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statements of Operations. The Funds identify their major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, TIPS, convertible bond income, defaulted bond income, income accrual estimates, convertible preferred stock interest accrual, futures contracts, non-REIT return of capital dividends, return of capital adjustments, partnership basis adjustments, dividends payable, distribution redesignation, organizational expenses, and straddle deferral. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to wash sales, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, Late Year Ordinary Loss Deferrals, paydown gain/loss, TIPS, defaulted bond sales, convertible bond sales, options contracts, non-deductible excise tax, foreign capital gains tax, non-REIT return of capital dividends, return of capital distributions, partnership basis adjustments, distribution redesignation, distribution in excess of current earnings, organizational expenses, equalization, expiration of capital loss carryforwards, bond premium adjustments, and return of capital distributions from underlying investments. These reclassifications have

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Fund	Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Bond	$—	$(9,798,040)	$9,798,040
Capital Growth	41,269,335	5,859,944	(47,129,279)
Concentrated Growth	22,781,746	(1,103)	(22,780,643)
Dividend Focused	—	—	—
Dynamic Allocation	(175)	1,377	(1,202)
Dynamic Income	—	2,366	(2,366)
Emerging Markets Debt	—	(23,826,064)	23,826,064
Emerging Markets Equity	—	250	(250)
Flexible Income	(49,448,972)	(1,454,616)	50,903,588
Floating Rate	—	72,521	(72,521)
Global Bond	(500,933)	(731,648)	1,232,581
Global Equity	(3,631,025)	(259,053)	3,890,078
Global Long/Short Equity	(21,396)	56,993	(35,597)
Government Money Market	—	—	—
Growth	(477,772)	478,968	(1,196)
High Yield Bond	—	2,558	(2,558)
High Yield Muni	—	8,709	(8,709)
Income & Growth	(48,561)	(755,070)	803,631
Inflation Opportunities	(1,642,925)	(634,872)	2,277,797
Intermediate Muni	—	88,935	(88,935)
International Equity	—	(1,236,061)	1,236,061
International Small Cap Value	—	1,799,244	(1,799,244)
Large Cap Value	—	2,595,984	(2,595,984)
Mid Cap Growth	(135,463)	135,463	—
Mid Cap Value Opportunities	—	30,387	(30,387)
MLP & Energy Income	(1,480,494)	(9,226,897)	10,707,391
Multi-Cap Growth	(2,530,709)	2,966,485	(435,776)
Multi-Managed Balanced	—	919,548	(919,548)
Short-Term Bond	—	(281,414)	281,414
Small Cap Core	—	(58,168)	58,168
Small Cap Growth	68,445,422	1,178,050	(69,623,472)
Small Cap Value	1	270,523	(270,524)
Small/Mid Cap Value	—	344,832	(344,832)
Strategic High Income	—	19,055	(19,055)
Unconstrained Bond	—	(164,831)	164,831
US Growth	(1,867,263)	29,956	1,837,307

As of October 31, 2016, the capital loss carryforwards available to offset future realized capital gains are as follows. Funds not listed in the subsequent table do not have capital loss carryforwards.

	Expires on October 31,			Unlimited
Fund	2017	2018	2019	Short-Term	Long-Term
Dynamic Allocation	$—	$—	$—	$507,547	$1,260,822
Dynamic Income	—	—	—	27,430,129	5,824,683
Emerging Markets Debt	—	—	—	26,373,734	28,646,888
Emerging Markets Equity	—	—	—	58,967,926	20,864,428
Flexible Income	—	20,522,686	—	—	—
Floating Rate	—	—	—	—	885,623
Global Bond	—	—	—	1,734,179	1,543,664
Global Equity	51,740,251	4,934,774	—	12,510,391	—

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

	Expires on October 31,			Unlimited
Fund	2017	2018	2019	Short-Term	Long-Term
Global Long/Short Equity	$—	$—	$—	$1,051,715	$2,614
Government Money Market	591	—	—	—	—
High Yield Bond	—	—	—	4,430,074	17,656,792
Income & Growth	—	—	—	53,066,841	17,441,053
Inflation Opportunities	—	—	—	35,369	2,163,847
Mid Cap Growth	—	—	—	4,891,958	8,765,981
MLP & Energy Income	—	—	—	59,246,457	115,329,955
Short-Term Bond	—	—	—	5,162,140	19,345,571
Small Cap Core	—	—	—	12,112,308	—
Small Cap Value	—	—	—	21,080,147	4,973,244
Strategic High Income	—	—	—	—	535,507
Unconstrained Bond	—	—	—	3,681,872	2,376,613

During the year ended October 31, 2016, the capital loss carryforwards utilized or expired are as follows. Funds not listed in the subsequent table do not have capital loss carryforwards utilized or expired.

Fund	Capital Loss Carryforwards Utilized/Expired
Concentrated Growth	$4,189,900
Flexible Income	55,732,638
Global Bond	2,017,885
Global Equity	3,631,025
US Growth	7,127,254

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 are as follows:

	2016 Distributions Paid From				2015 Distributions Paid From
Fund	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
Bond	$14,067,962	$—	$27,523,927	$—	$33,176,945	$—	$26,054,633	$—
Capital Growth	—	—	55,537,713	—	—	—	42,032,821	—
Concentrated Growth	1,674,598	—	—	—	1,097,410	—	1,019,707	—
Dividend Focused	25,810,692	—	131,593,436	—	49,338,737	—	23,311,372	—
Dynamic Allocation	613,391	—	674,028	—	321,913	—	1,108,284	—
Dynamic Income (A)	36,686,345	—	—	3,105,448	41,289,897	—	—	—
Emerging Markets Debt	24,289,943	—	—	1,854,850	30,172,785	—	—	—
Emerging Markets Equity	3,161,229	—	—	—	2,972,089	—	—	—
Flexible Income	16,368,619	—	—	—	24,582,221	—	—	—
Floating Rate	15,498,336	—	—	—	11,207,561	—	—	—
Global Bond	443,388	—	—	—	1,081,918	—	—	—
Global Equity	380,234	—	—	—	—	—	—	—
Global Long/Short Equity	—	—	—	—	—	—	—	—
Government Money Market	12,042	—	—	—	24,481	—	—	—
Growth	—	—	62,872,001	—	—	—	90,956,059	—
High Yield Bond	61,372,496	—	—	—	72,265,881	—	9,616,793	—
High Yield Muni	328,865	2,520,007	71,237	—	428,933	678,604	—	—
Income & Growth	12,538,198	—	—	—	24,101,047	—	—	5,441,565
Inflation Opportunities	—	—	—	—	720,745	—	—	351,979
Intermediate Muni	2,053,696	16,806,151	253,882	—	1,016,131	3,063,652	31,045	—

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

	2016 Distributions Paid From				2015 Distributions Paid From
Fund	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
International Equity	$41,258,741	$—	$10,827,946	$—	$31,173,281	$—	$14,764,452	$—
International Small Cap Value	22,635,332	—	32,808,500	—	12,197,755	—	6,253,903	—
Large Cap Value	53,962,831	—	167,530,081	—	63,874,839	—	120,784,114	—
Mid Cap Growth	—	—	—	—	736,273	—	1,440	182,220
Mid Cap Value Opportunities	20,921,764	—	2,884,999	—	2,875,774	—	42,808	—
MLP & Energy Income	19,395,424	—	—	—	9,932,391	—	1,221,802	13,629,943
Multi-Cap Growth	—	—	29,590,124	—	3,739,291	—	76,446,896	—
Multi-Managed Balanced	6,561,108	—	14,175,200	—	10,569,055	—	17,372,780	—
Short-Term Bond	61,613,605	—	—	7,640,036	82,817,808	—	5,399,291	—
Small Cap Core	2,532,973	—	—	—	5,861,958	—	33,437	—
Small Cap Growth	—	—	36,396,249	—	—	—	40,629,978	—
Small Cap Value	5,962,662	—	34,869,917	—	10,880,070	—	55,173,217	—
Small/Mid Cap Value	1,314,764	—	75,323,954	—	19,789,063	—	85,021,921	—
Strategic High Income	1,609,951	—	—	—	1,704,104	—	6,934	—
Unconstrained Bond	6,663,800	—	—	—	3,297,137	—	—	—
US Growth	2,237,431	—	25,858,729	—	3,810,527	—	215,399,474	—

(A)	The tax character of distributions paid for Transamerica Dynamic Income is for the taxable year ended May 31, 2016.

As of October 31, 2016, the tax basis components of distributable earnings are as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
Bond	$—	$—	$9,450,688	$—	$—	$(2,211,780)	$(5,849,566)
Capital Growth	—	—	134,075,101	—	(2,446,926)	—	218,130,747
Concentrated Growth	4,364,010	—	32,155,035	—	—	—	23,054,450
Dividend Focused	4,565,839	—	100,960,809	—	—	—	77,109,833
Dynamic Allocation	124,818	—	—	(1,768,369)	—	—	(32,724)
Dynamic Income	—	—	—	(33,254,812)	—	(8,539,642)	(21,169,216)
Emerging Markets Debt	—	—	—	(55,020,622)	—	(571,419)	6,094,623
Emerging Markets Equity	2,947,433	—	—	(79,832,354)	—	—	15,255,963
Flexible Income	581,095	—	—	(20,522,686)	—	(410,030)	7,471,933
Floating Rate	220,763	—	—	(885,623)	—	(169,444)	(106,468)
Global Bond	—	—	—	(3,277,843)	—	—	(1,141,289)
Global Equity	2,552,644	—	—	(69,185,416)	—	—	3,912,853
Global Long/Short Equity	—	—	—	(1,054,329)	(94,363)	(25,189)	43,092
Government Money Market	316	—	—	(591)	—	(317)	—
Growth	—	—	71,999,115	—	—	—	148,210,480
High Yield Bond	1,864,639	—	—	(22,086,866)	—	(2,029,974)	(18,292,602)
High Yield Muni	1,049,270	—	323,962	—	—	—	1,642,145
Income & Growth	5,303,867	—	—	(70,507,894)	—	(3,785,729)	10,100,168
Inflation Opportunities	—	—	—	(2,199,216)	—	—	(248,588)
Intermediate Muni	6,511,692	—	1,285,272	—	—	—	6,982,881
International Equity	63,097,909	—	4,626,416	—	—	—	(82,159,345)
International Small Cap Value	14,424,344	—	4,711,965	—	—	—	(58,289,105)
Large Cap Value	78,040,660	—	95,870,877	—	—	—	88,731,181
Mid Cap Growth	—	—	—	(13,657,939)	—	—	6,117,353
Mid Cap Value Opportunities	35,178,436	—	24,134,154	—	—	—	51,474,679

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Fund	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
MLP & Energy Income	$1,826,371	$—	$—	$(174,576,412)	$—	$(16,049,911)	$17,060,145
Multi-Cap Growth	—	—	47,728,222	—	—	—	(1,583,683)
Multi-Managed Balanced	1,067,113	—	3,010,824	—	—	(158,001)	86,486,095
Short-Term Bond	—	—	—	(24,507,711)	—	(673,147)	8,714,505
Small Cap Core	39,317	—	—	(12,112,308)	—	—	1,089,763
Small Cap Growth	2,676,743	—	39,403,492	—	—	—	12,608,350
Small Cap Value	1,898,495	—	—	(26,053,391)	—	(27,699)	19,802,483
Small/Mid Cap Value	12,896,304	—	35,039,975	—	—	—	65,472,724
Strategic High Income	116,649	—	—	(535,507)	—	—	190,009
Unconstrained Bond	661,798	—	—	(6,058,485)	—	—	1,283,336
US Growth	1,456,800	—	20,318,471	—	—	—	202,209,505

12. NEW ACCOUNTING PRONOUNCEMENT

In October 2016, the SEC adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Funds’ financial statements.

13. REORGANIZATION

Dynamic Allocation: Following the close of business on July 1, 2015, Dynamic Allocation acquired all of the net assets of Transamerica Dynamic Allocation II (“Dynamic Allocation II”) pursuant to a Plan of Reorganization. Dynamic Allocation is the accounting survivor. The purpose of the transaction was to achieve a more cohesive, focused, and streamlined fund complex. The acquisition was accomplished by a tax-free exchange of 969,199 shares of Dynamic Allocation for 1,121,258 shares of Dynamic Allocation II outstanding on July 1, 2015. Dynamic Allocation II’s net assets at that date was, $10,968,127, including $88,124 unrealized depreciation, and were combined with those of Dynamic Allocation. The aggregate net assets of Dynamic Allocation immediately before the acquisition were $22,135,855; the combined net assets of Dynamic Allocation immediately after the acquisition were $33,103,982.

Shares issued to Dynamic Allocation II shareholders are as follows:

Class	Shares	Amount
Class A	418,396	$4,758,255
Class C	490,111	5,521,344
Class I	60,692	688,528

The exchange ratio of the reorganization for Dynamic Allocation is as follows:

Class	Exchange Ratio (A)
Class A	0.86
Class C	0.87
Class I	0.86

(A)	Calculated by dividing the Dynamic Allocation shares issuable by the Dynamic Allocation II shares outstanding on July 1,2015.

Flexible Income: Following the close of business on December 4, 2015, Flexible Income acquired all of the net assets of Transamerica Income Shares, Inc. (“Income Shares, Inc.”) pursuant to a Plan of Reorganization. Flexible Income is the accounting survivor. The purpose of the transaction was to achieve a more cohesive, focused, and streamlined fund complex. The acquisition was accomplished by a tax-free exchange of 15,148,372 shares of Flexible Income for 6,318,771 shares of Income Shares, Inc. outstanding on December 4, 2015. Income Shares, Inc.’s net assets at that date, $138,269,792, including $4,017,054 unrealized appreciation, were combined with those of Flexible Income. The aggregate net assets of Flexible Income immediately before the acquisition were $353,768,376; the combined net assets of Flexible Income immediately after the acquisition were $492,038,168.

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

13. REORGANIZATION (continued)

Shares issued to Income Shares, Inc. shareholders are as follows:

Class	Shares	Amount
Class I	15,148,372	$138,269,792

The exchange ratio of the reorganization for Flexible Income is as follows:

Class	Exchange Ratio (A)
Class I	2.40

(A)	Calculated by dividing the Flexible Income shares issuable by the Income Shares, Inc. shares outstanding on December 4, 2015.

Assuming the reorganization had been completed on November 1, 2015, the beginning of the annual reporting period of Flexible Income, the pro forma results of operations for the year ended October 31, 2016, are as follows:

Net investment income (loss)	$21,367,609
Net realized and change in unrealized gain (loss)	(2,660,993)
Net increase (decrease) in net assets resulting from operations	18,706,616

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of Income Shares, Inc. that have been included in Flexible Income’s Statement of Operations since December 4, 2015.

14. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Funds’ custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Funds in September 2016 as a reimbursement. The amounts applicable to each Fund, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statements of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

15. SUBSEQUENT EVENTS

The Board approved the liquidation of Global Bond, which is scheduled to occur following the close of business on or about December 2, 2016.

The Board approved the reorganization of Income & Growth into Strategic High Income, which is scheduled to occur following the close of business on or about December 2, 2016.

The Board approved a new investment sub-advisory agreement with Thompson, Siegel & Walmsley LLC, pursuant to which Thompson, Siegel & Walmsley LLC will serve as co-sub-adviser to Small/Mid Cap Value along with Systematic Financial Management, L.P. The Board also approved the reduction of management fees. These changes will take effect on or about December 5, 2016.

The Board approved the launch of Advisor class shares for various Funds with in the Trust. The additional classes will commence operations on or about December 16, 2016.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Funds’ financial statements.

Transamerica Funds	Annual Report 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Transamerica Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Transamerica Bond, Transamerica Capital Growth, Transamerica Concentrated Growth, Transamerica Dividend Focused, Transamerica Dynamic Allocation, Transamerica Dynamic Income, Transamerica Emerging Markets Debt, Transamerica Emerging Markets Equity, Transamerica Flexible Income, Transamerica Floating Rate, Transamerica Global Bond, Transamerica Global Equity, Transamerica Global Long/Short Equity, Transamerica Government Money Market, Transamerica Growth, Transamerica High Yield Bond, Transamerica High Yield Muni, Transamerica Income & Growth, Transamerica Inflation Opportunities, Transamerica Intermediate Muni, Transamerica International Equity, Transamerica International Small Cap Value, Transamerica Large Cap Value, Transamerica Mid Cap Growth, Transamerica Mid Cap Value Opportunities, Transamerica MLP & Energy Income, Transamerica Multi-Cap Growth, Transamerica Multi-Managed Balanced, Transamerica Short-Term Bond, Transamerica Small Cap Core, Transamerica Small Cap Growth, Transamerica Small Cap Value, Transamerica Small/Mid Cap Value, Transamerica Strategic High Income, Transamerica Unconstrained Bond and Transamerica US Growth (thirty-six of the funds of the Transamerica Funds collectively known as the “Funds”), as of October 31, 2016, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods ended prior to January 1, 2014 of Transamerica Concentrated Growth were audited by another independent registered public accounting firm whose report dated February 24, 2014 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned thirty-six Funds of the Transamerica Funds at October 31, 2016, the results of their operations, the changes in their net assets and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 23, 2016

Transamerica Funds	Annual Report 2016

SUPPLEMENTAL INFORMATION (unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2016, the Funds designated the following maximum amounts of qualified dividend income:

Fund	Qualified Dividend Income
Bond	$220,265
Concentrated Growth	1,674,598
Dividend Focused	25,810,692
Dynamic Allocation	209,003
Emerging Markets Equity	3,161,229
Flexible Income	213,980
Global Equity	380,234
High Yield Bond	808,269
Income & Growth	6,423,291
International Equity	41,258,741
International Small Cap Value	21,722,845
Large Cap Value	44,078,739
Mid Cap Value Opportunities	12,621,726
MLP & Energy Income	12,478,072
Multi-Managed Balanced	6,561,108
Small Cap Core	1,018,066
Small Cap Value	3,212,998
Small/Mid Cap Value	1,314,764
Strategic High Income	356,087
US Growth	2,237,431

For corporate shareholders, investment income (dividend income plus short-term gains, if any) which qualifies for the maximum dividends received deductions are as follows:

Fund	Dividend Received Deduction Percentage
Bond	1%
Concentrated Growth	96
Dividend Focused	94
Dynamic Allocation	30
Flexible Income	1
Global Equity	94
High Yield Bond	1
Income & Growth	8
Large Cap Value	45
Mid Cap Value Opportunities	27
MLP & Energy Income	59
Multi-Managed Balanced	92
Small Cap Core	84
Small Cap Value	84
Small/Mid Cap Value	56
Strategic High Income	20
US Growth	100

For tax purposes, the long-term capital gain designations for the year ended October 31, 2016 are as follows:

Fund	Long-Term Capital Gain Designation
Bond	$27,523,927
Capital Growth	55,537,713
Dividend Focused	131,593,436
Dynamic Allocation	674,028

Transamerica Funds	Annual Report 2016

Fund	Long-Term Capital Gain Designation
Growth	$62,872,001
High Yield Muni	71,237
Intermediate Muni	253,882
International Equity	10,827,946
International Small Cap Value	32,808,500
Large Cap Value	167,530,081
Mid Cap Value Opportunities	2,884,999
Multi-Cap Growth	29,590,124
Multi-Managed Balanced	14,175,200
Small Cap Growth	36,396,249
Small Cap Value	34,869,917
Small/Mid Cap Value	75,323,954
US Growth	25,858,729

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Fund	Foreign Source Income	Foreign Taxes
Emerging Markets Equity	$5,726,384	$701,683
International Equity	63,890,643	4,327,208
International Small Cap Value	27,499,855	1,791,679

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2016. Complete information will be computed and reported in conjunction with your 2016 Form 1099-DIV.

Transamerica Funds	Annual Report 2016

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 8-9, 2016, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of each of the following funds (each a “Fund” and collectively the “Funds”):

Transamerica Bond	Transamerica Intermediate Muni
Transamerica Capital Growth	Transamerica International Equity
Transamerica Concentrated Growth	Transamerica International Small Cap Value
Transamerica Dividend Focused	Transamerica Large Cap Value
Transamerica Dynamic Allocation	Transamerica Mid Cap Growth
Transamerica Dynamic Income	Transamerica Mid Cap Value Opportunities
Transamerica Emerging Markets Debt	Transamerica MLP & Energy Income
Transamerica Emerging Markets Equity	Transamerica Multi-Cap Growth
Transamerica Flexible Income	Transamerica Multi-Managed Balanced
Transamerica Floating Rate	Transamerica Short-Term Bond
Transamerica Global Bond	Transamerica Small Cap Core
Transamerica Global Equity	Transamerica Small Cap Growth
Transamerica Government Money Market	Transamerica Small Cap Value
Transamerica Growth	Transamerica Small/Mid Cap Value
Transamerica High Yield Bond	Transamerica Strategic High Income
Transamerica High Yield Muni	Transamerica Unconstrained Bond
Transamerica Income & Growth	Transamerica US Growth
Transamerica Inflation Opportunities

For the Funds listed in the left column below, the Board also considered the renewal of the investment sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively the “Sub-Advisory Agreements” and, together with the Management Agreement, the “Agreements”) between TAM and the corresponding sub-advisers listed in the right column below (each a “Sub-Adviser” and collectively the “Sub-Advisers”).

Fund	Sub-Adviser(s)
Transamerica Bond	Loomis, Sayles & Company, L.P.
Transamerica Capital Growth	Morgan Stanley Investment Management Inc.
Transamerica Concentrated Growth	Torray LLC
Transamerica Dividend Focused	Barrow, Hanley, Mewhinney & Strauss, LLC
Transamerica Dynamic Allocation	QS Investors, LLC /Western Asset Management Company
Transamerica Dynamic Income	QS Investors, LLC
Transamerica Emerging Markets Debt	Logan Circle Partners, LP
Transamerica Emerging Markets Equity	ClariVest Asset Management, LLC
Transamerica Flexible Income	Aegon USA Investment Management, LLC
Transamerica Floating Rate	Aegon USA Investment Management, LLC
Transamerica Global Bond	Logan Circle Partners, LP
Transamerica Global Equity	Rockefeller and Co., Inc.
Transamerica Government Money Market	Aegon USA Investment Management, LLC
Transamerica Growth	Jennison Associates LLC
Transamerica High Yield Bond	Aegon USA Investment Management, LLC
Transamerica High Yield Muni	Belle Haven Investments, L.P.
Transamerica Income & Growth	Ranger International Management, LP
Transamerica Inflation Opportunities	PineBridge Investments LLC
Transamerica Intermediate Muni	Belle Haven Investments, L.P.
Transamerica International Equity	Thompson, Siegel & Walmsley LLC
Transamerica International Small Cap Value	Thompson, Siegel & Walmsley LLC
Transamerica Large Cap Value	Levin Capital Strategies, LP
Transamerica Mid Cap Growth	Quantum Capital Management
Transamerica Mid Cap Value Opportunities	Thompson, Siegel & Walmsley LLC
Transamerica MLP & Energy Income	Kayne Anderson Capital Advisors, L.P.
Transamerica Multi-Managed Balanced	Aegon USA Investment Management, LLC J.P. Morgan Investment Management, Inc.

Transamerica Funds	Annual Report 2016

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Fund	Sub-Adviser(s)
Transamerica Short-Term Bond	Aegon USA Investment Management, LLC
Transamerica Small Cap Core	Systematic Financial Management L.P.
Transamerica Small Cap Growth	Ranger Investment Management, L.P.
Transamerica Small/Mid Cap Value	Systematic Financial Management L.P.
Transamerica Strategic High Income	Thompson, Siegel & Walmsley LLC
Transamerica Unconstrained Bond	PineBridge Investments LLC
Transamerica US Growth	Wellington Management Company, LLP

Following its review and consideration, the Board determined that the terms of the Management Agreement and each Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the applicable Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2017. Prior to reaching their decision, the Trustees requested and received from TAM and each Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and each Sub-Adviser as part of their regular oversight of each Fund. The Trustees considered comparative fee, expense and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees also considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser.

In their deliberations, the Independent Trustees met privately without representatives of TAM or any Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and/or their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and each Sub-Adviser to the applicable Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for each Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; and the professional qualifications of the portfolio management team of each Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for each applicable Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM for the portion of the management fee it retains from each Fund after payment of the sub-advisory fees. The Trustees noted that, at a meeting held on December 9-10, 2015, they had approved the combination of the Funds’ former Investment Advisory Agreement and Administrative Service Agreement into the Management Agreement in connection with the transition of the personnel and operations of Transamerica Fund Services, Inc. that relate to the provision of administrative services into TAM. They noted that this combination of agreements had resulted in each Fund paying a single management fee for investment advisory and administrative services. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of each Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Funds; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Funds; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Funds’ prospectuses, statements of additional information, shareholder reports and other disclosure materials and regulatory filings for the Funds; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to each Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Funds, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance, as applicable, of each Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Lipper, and (ii) the Fund’s benchmark(s), in each case for various trailing periods ended December 31, 2015.

Transamerica Funds	Annual Report 2016

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica Bond. The Board noted that the performance of Class I2 Shares of the Fund was above the median for its peer universe for the past 3- and 5-year periods and below the median for the past 1-year period. The Board also noted that the performance of Class I2 Shares of the Fund was above its benchmark for the past 3- and 5-year periods and below its benchmark for the past 1-year period. The Trustees observed that the performance of the Fund had improved during 2016.

Transamerica Capital Growth. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class A Shares of the Fund was above its benchmark for the past 1-, 3- and 5-year periods. The Board noted that the Fund’s sub-adviser had commenced subadvising the Fund on March 22, 2011 pursuant to its current investment strategies.

Transamerica Concentrated Growth. The Board noted that the performance of Class A Shares of the Fund was below the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class A Shares of the Fund was below its benchmark for the past 1-year period. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund. The Trustees observed that the performance of the Fund had improved during 2016.

Transamerica Dividend Focused. The Board noted that the performance of Class A Shares of the Fund was in line with the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class A Shares of the Fund was above its benchmark for the past 1-year period.

Transamerica Dynamic Allocation. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 1- and 3-year periods. The Board also noted that the performance of Class A Shares of the Fund was below its composite benchmark for the past 1- and 3-year periods. The Board noted that the Fund’s sub-adviser had commenced subadvising the Fund on May 1, 2015 pursuant to its current investment objective and investment strategies. The Board also noted that Transamerica Dynamic Allocation II (formerly Transamerica Tactical Allocation) merged into this Fund in July 2015, which coincided with certain changes to its investment strategy.

Transamerica Dynamic Income. The Board noted that the performance of Class A Shares of the Fund was below the median for its peer universe for the past 1- and 3-year periods. The Board also noted that the performance of Class A Shares of the Fund was below its composite benchmark for the past 1- and 3-year periods. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund. The Board noted that the Fund’s sub-adviser had commenced subadvising the Fund on May 1, 2015 pursuant to its current investment objective and investment strategies.

Transamerica Emerging Markets Debt. The Board noted that the performance of Class A Shares of the Fund was in line with the median for its peer universe for the past 3-year period and below the median for the past 1-year period. The Board also noted that the performance of Class A Shares of the Fund was below its benchmark for the past 1- and 3-year periods.

Transamerica Emerging Markets Equity. The Board noted that the performance of Class A Shares of the Fund was below the median for its peer universe for the past 1- and 3-year periods. The Board also noted that the performance of Class A Shares of the Fund was below its benchmark for the past 1- and 3-year periods. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund.

Transamerica Flexible Income. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 3- and 5-year periods, in line with the median for the past 1-year period and below the median for the past 10-year period. The Board also noted that the performance of Class A Shares of the Fund was above its benchmark for the past 3-, 5- and 10-year periods and below its benchmark for the past 1-year period. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund. The Trustees also noted recent changes in the Fund’s portfolio management team. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward. The Board also noted that Transamerica Income Shares, Inc. merged into this Fund in the fourth quarter of 2015.

Transamerica Floating Rate. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class A Shares of the Fund was above its benchmark for the past 1-year period.

Transamerica Global Bond. The Board noted that the performance of Class A Shares of the Fund was in line with the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class A Shares of the Fund was below its benchmark for the past 1-year period.

Transamerica Funds	Annual Report 2016

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica Global Equity. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 1-year period and below the median for the past 3- and 5-year periods. The Board also noted that the performance of Class A Shares of the Fund was above its primary benchmark for the past 1-year period and below its primary benchmark for the past 3- and 5-year periods.

Transamerica Government Money Market. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 1-, 3- and 5-year periods and below the median for the past 10-year period. The Board also noted that the Fund converted from a “prime” to a “government” money market fund as of May 1, 2016.

Transamerica Growth. The Board noted that the performance of Class I2 Shares of the Fund was above the median for its peer universe for the past 1-, 3-, 5- and 10-year periods. The Board also noted that the performance of Class I2 Shares of the Fund was above its benchmark for the past 1-, 3- and 5-year periods and below its benchmark for the past 10-year period.

Transamerica High Yield Bond. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 5- and 10-year periods, in line with the median for the past 3-year period, and below the median for the past 1-year period. The Board also noted that the performance of Class A Shares of the Fund was below its benchmark for the past 1-, 3-, 5- and 10-year periods. The Trustees observed that the performance of the Fund had improved during 2016.

Transamerica High Yield Muni. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class A Shares of the Fund was above its benchmark for the past 1-year period.

Transamerica Income & Growth. The Board noted that the performance of Class A Shares of the Fund was below the median for its peer universe for the past 1- and 3-year periods. The Board also noted that the performance of Class A Shares of the Fund was below its benchmark for the past 1- and 3-year periods. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund. The Trustees observed that the performance of the Fund had improved during 2016.

Transamerica Inflation Opportunities. The Board noted that the performance of Class A Shares of the Fund was below the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class A Shares of the Fund was above its benchmark for the past 1-year period. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund.

Transamerica Intermediate Muni. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 1- and 3-year periods. The Board also noted that the performance of Class A Shares of the Fund was above its benchmark for the past 1- and 3-year periods.

Transamerica International Equity. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1-, 3-, 5- and 10-year periods. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 1-, 3-, 5- and 10-year periods.

Transamerica International Small Cap Value. The Board noted that the performance of Class I2 Shares of the Fund was above the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class I2 Shares of the Fund was below its benchmark for the past 1-year period.

Transamerica Large Cap Value. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class A Shares of the Fund was above its benchmark for the past 1-, 3- and 5-year periods. The Board noted that the Fund’s sub-adviser had commenced subadvising the Fund on July 31, 2012 pursuant to its current investment objective and investment strategies.

Transamerica Mid Cap Growth. The Board noted that the performance of Class A Shares of the Fund was below the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class A Shares of the Fund was below its benchmark for the past 1-year period.

Transamerica Mid Cap Value Opportunities. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class A Shares of the Fund was above its benchmark for the past 1-year period.

Transamerica MLP & Energy Income. The Board noted that the performance of Class A Shares of the Fund was below the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class A Shares of the Fund was below its

Transamerica Funds	Annual Report 2016

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

composite benchmark for the past 1-year period. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund. The Trustees observed that the performance of the Fund had improved during 2016.

Transamerica Multi-Cap Growth. The Board noted that the performance of Class A Shares of the Fund was below the median for its peer universe for the past 1-, 3-, 5- and 10-year periods. The Board also noted that the performance of Class A Shares of the Fund was below its benchmark for the past 1-, 3-, 5- and 10-year periods. The Board noted that the Fund’s sub-adviser had commenced subadvising the Fund on March 1, 2016 pursuant to its current investment objective and investment strategies and used a different benchmark.

Transamerica Multi-Managed Balanced. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 1-, 3-, 5- and 10-year periods. The Board also noted that the performance of Class A Shares of the Fund was below its primary benchmark for the past 1-, 3-, 5- and 10-year periods. The Board noted that the Fund’s equity subadviser, J.P. Morgan Investment Management Inc., had commenced subadvising that portion of the Fund on March 22, 2011 pursuant to its current equity investment objective and investment strategies. The Board also noted that the Fund’s fixed income subadviser, Aegon USA Investment Management, LLC (“AUIM”), had commenced subadvising that portion of the Fund on May 1, 2014 pursuant to its current fixed income investment strategies. The Trustees also noted recent changes in the Fund’s portfolio management team at AUIM. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward.

Transamerica Short-Term Bond. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 3- and 5-year periods and in line with the median for the past 1-year period. The Board also noted that the performance of Class A Shares of the Fund was above its benchmark for the past 3- and 5-year periods and below its benchmark for the past 1-year period.

Transamerica Small Cap Core. The Board noted that the performance of Class A Shares of the Fund was below the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class A Shares of the Fund was below its benchmark for the past 1-year period. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund. The Trustees observed that the performance of the Fund had improved during 2016.

Transamerica Small Cap Growth. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 1-year period and in line with the median for the past 3-year period. The Board also noted that the performance of Class A Shares of the Fund was above its benchmark for the past 1-year period and below its benchmark for the past 3-year period.

Transamerica Small Cap Value. The Board noted that the performance of Class A Shares of the Fund was below the median for its peer universe for the past 1- and 3-year periods. The Board also noted that the performance of Class A Shares of the Fund was below its benchmark for the past 1- and 3-year periods. The Board noted that the Fund’s sub-adviser had commenced subadvising the Fund on September 28, 2015 pursuant to its current investment objective and investment strategies.

Transamerica Small/Mid Cap Value. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 10-year period, in line with the median for the past 1- and 5-year periods and below the median for the past 3-year period. The Board also noted that the performance of Class A Shares of the Fund was above its benchmark for the past 1-, 3- and 10-year periods and below its benchmark for the past 5-year period. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund. The Board noted that the Fund’s sub-adviser had commenced subadvising the Fund on March 22, 2011 pursuant to its current investment strategies.

Transamerica Strategic High Income. The Board noted that the performance of Class A Shares of the Fund was above the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class A Shares of the Fund was below its primary benchmark for the past 1-year period.

Transamerica Unconstrained Bond. The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class I Shares of the Fund was below its benchmark for the past 1-year period.

Transamerica US Growth. The Board noted that the performance of Class A Shares of the Fund was in line with the median for its peer universe for the past 1- and 3-year periods and below the median for the past 5-year period. The Board also noted that the performance of Class A Shares of the Fund was above its benchmark for the past 1-year period and below its benchmark for the past 3- and 5-year

Transamerica Funds	Annual Report 2016

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

periods. The Board noted that the Fund’s sub-adviser had commenced subadvising the Fund on March 22, 2011 and commenced using its current investment objective and investment strategies on July 1, 2014.

Based on these considerations, the Board determined that TAM and each Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the applicable Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratios

The Board considered the management fee and total expense ratio of each Fund, including information provided by Lipper comparing the management fee and total expense ratio of each Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Lipper. The Board also considered the fees charged by the Sub-Advisers for sub-advisory services, as well as the portion of a Fund’s management fee retained by TAM following payment of the sub-advisory fee(s) and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by Strategic Insight and/or Lipper, each an independent provider of information.

Transamerica Bond. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were below the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Capital Growth. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Concentrated Growth. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Dividend Focused. The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and below the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Dynamic Allocation. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Dynamic Income. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were in line with the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Emerging Markets Debt. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Emerging Markets Equity. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were in line with the median for its peer group and below the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Funds	Annual Report 2016

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica Flexible Income. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Floating Rate. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were below the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Global Bond. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Global Equity. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Government Money Market. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Growth. The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and above the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were below the medians for its peer group and peer universe.

Transamerica High Yield Bond. The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and below the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica High Yield Muni. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Income & Growth. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Inflation Opportunities. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Intermediate Muni. The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were in line with the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica International Equity. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I

Transamerica Funds	Annual Report 2016

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Shares of the Fund were in line with the median for its peer group and below the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica International Small Cap Value. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Large Cap Value. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were in line with the median for its peer group and below the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Mid Cap Growth. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Mid Cap Value Opportunities. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica MLP & Energy Income. The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and above the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were in line with the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Multi-Cap Growth. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Multi-Managed Balanced. The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and above the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were in line with the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Short-Term Bond. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Small Cap Core. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Small Cap Growth. The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were in line with the median for its peer group and below the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Small Cap Value. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Funds	Annual Report 2016

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica Small/Mid Cap Value. The Board noted that the Fund’s contractual management fee was above the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Strategic High Income. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were below the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Unconstrained Bond. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were below the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica US Growth. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class A Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Advisers under the Management Agreement and each Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to each Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for each Fund and Transamerica Funds as a whole, as well as the allocation methodology used for calculating profitability. The Board also considered the assessment prepared by Ernst & Young LLP (“E&Y”), independent registered public accounting firm and auditor to the Funds, to assist the Board’s evaluation of TAM’s profitability analysis. E&Y’s engagement included the review and assessment of the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Funds, and completion of procedures in respect of the mathematical accuracy of the profitability calculation and its conformity to established allocation methodologies. After considering E&Y’s assessment and information provided by TAM, the Board concluded that, while other allocation methods may also be reasonable, TAM’s profitability methodologies are reasonable in all material respects.

With respect to the Sub-Advisers, the Board noted that the sub-advisory fees are the product of arm’s-length negotiation between TAM and the applicable Sub-Adviser, which is not affiliated with TAM (with the exception of those fees paid to AUIM, which is affiliated with TAM), and are paid by TAM and not the applicable Fund. As a result, for those Funds not sub-advised by AUIM, the Board focused on the profitability of TAM and its affiliates with respect to the applicable Fund. For each Fund sub-advised by AUIM, the Board noted that information about AUIM’s revenues and expenses was incorporated into TAM’s profitability analysis for the Fund. As a result, the Board focused on profitability information for TAM and AUIM in the aggregate.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Funds was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of each Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Funds benefited from any economies of scale. The Board considered each Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Funds through investments in maintaining and developing its capabilities and services. The Trustees concluded that each Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fees payable to TAM and the fees paid to the Sub-Advisers in light of any economies of scale experienced in the future.

Transamerica Funds	Annual Report 2016

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Benefits to TAM, its Affiliates and the Sub-Advisers from their Relationships with the Funds

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Advisers from their relationships with the Funds. The Board noted that TAM does not realize soft dollar benefits from its relationships with the Funds and that TAM believes that any use of soft dollars by the Sub-Advisers is generally appropriate and in the best interests of the Funds. The Board also noted that certain Sub-Advisers are participating in a brokerage program pursuant to which a portion of brokerage commissions paid by each applicable Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to a Fund’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage each Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Advisers. The Board also noted that TAM has made a significant entrepreneurial commitment to the management and success of the Funds.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and each Sub-Advisory Agreement was in the best interests of the applicable Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2016

Management of the Trust

Board Members and Officers

(unaudited)

The Board Members and executive officers of the Trust are listed below.

Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each Fund and the operation of each Fund by its officers. The Board also reviews the management of each Fund’s assets by the investment manager and its respective sub-adviser.

The Funds are among the funds managed and sponsored by TAM (collectively, “Transamerica Mutual Funds”). The Transamerica Mutual Funds consist of Transamerica Funds (“TF”), Transamerica Series Trust (“TST”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”) and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 178 funds as of the date of this annual report.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, Colorado 80202.

The Board Members of the Trust, their age, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in Transamerica Mutual Funds the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Trustee became a Trustee of the Trust.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships held by Board Member
INTERESTED BOARD MEMBERS
Marijn P. Smit (42)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Income Shares, Inc. (“TIS”) (2014 – 2015);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – present);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – present);

				178	Director, Massachusetts Fidelity Trust Company (2014 – present)

Transamerica Funds	Annual Report 2016

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships held by Board Member
INTERESTED BOARD MEMBERS—continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – present);

Senior Vice President, Transamerica Retirement Solutions Corporation (2012 – present); and

President and Director, Transamerica Stable Value Solutions, Inc. (2010 – present).

Alan F. Warrick (67)	Board Member	Since 2012	Board Member, TF, TST, TPP, TPFG, TPFG II and TAAVF (2012 – present); Board Member, TIS (2012 – 2015); Consultant, Aegon USA (2010 – 2011); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired (2010 – present); and Managing Director for Strategic Business Development, Aegon USA (1994 – 2010).	178	N/A
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (64)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF, TST, TPP, TPFG, TPFG II and TAAVF (2008 – present); Board Member, TIS (2008 – 2015); Board Member, Transamerica Investors, Inc. (“TII”) (2003 – 2010); and Partner, KPMG (1975 – 1999).	178	Big 5 Sporting Goods (2002 – present); AGL Resources, Inc. (energy services holding company) (2008 – present)
Leo J. Hill (60)	Lead Independent Board Member	Since 2002	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present); Board Member, TF (2002 – present); Board Member, TIS (2002 – 2015); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present);	178	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)

Transamerica Funds	Annual Report 2016

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships held by Board Member
INDEPENDENT BOARD MEMBERS—continued
Leo J. Hill (continued)

Board Member, TII (2008 – 2010);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit

Officer, Barnett Banks of Jacksonville, Florida
(1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

David W. Jennings (69)	Board Member	Since 2009	Board Member, TF, TST, TPP, TPFG, TPFG II and TAAVF (2009 – present); Board Member, TIS (2009 – 2015); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital Management, LLC (2010 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	178	N/A
Russell A. Kimball, Jr. (71)	Board Member	Since 1986 – 1990 and Since 2002	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, TF, (1986 – 1990), (2002 – present); Board Member, TIS (2002 – 2015); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); and Board Member, TII (2008 – 2010).	178	N/A
Patricia L. Sawyer (66)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TIS (2007 – 2015); Board Member, TII (2008 – 2010);	178	Honorary Trustee, Bryant University (1996 – present)

Transamerica Funds	Annual Report 2016

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships held by Board Member
INDEPENDENT BOARD MEMBERS—continued
Patricia L. Sawyer (continued)			Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.
John W. Waechter (64)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TIS (2004 – 2015); Board Member, TF (2005 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	178	Operation PAR, Inc. (2008 – present); Remember Honor Support, Inc. (non-profit organization) (2013 – present) Board Member, WRH Income Properties, Inc. (real estate) (2014 – present)

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2016

Officers

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (42)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See previous table.
Tané T. Tyler (51)	Vice President, Associate General Counsel, Chief Legal Officer and Secretary	Since 2014

Vice President, Associate General Counsel, Chief Legal Officer and Secretary, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF
(2014 – present);

Vice President, Associate General Counsel, Chief Legal Officer and Secretary, TIS (2014 – 2015);

Director, Vice President, Associate General Counsel, Chief Legal Officer and Secretary, TAM and TFS (2014 – present);

Senior Vice President, Secretary and General Counsel, ALPS, Inc., ALPS Fund Services, Inc. and ALPS Distributors, Inc. (2004 – 2013); and

Secretary, Liberty All-Star Funds (2005-2013).

Christopher A. Staples (45)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services (2007 – present), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management (2005 – 2006), Transamerica Funds and TST;

Vice President and Chief Investment Officer, Advisory Services (2007 – 2015), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management (2005 – 2006), TIS;

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Vice President and Chief Investment Officer (2007 – 2010); Vice President – Investment Administration (2005 – 2007), TII;

Director (2005 – present), Senior Vice President (2006 – present) and Chief Investment Officer, Advisory Services (2007 – present), TAM;

Director, TFS (2005 – present); and

Assistant Vice President, Raymond James & Associates (1999 – 2004).

Thomas R. Wald (55)	Chief Investment Officer	Since 2014

Chief Investment Officer, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF
(2014 – present);

Chief Investment Officer, TIS (2014 – 2015);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Chief Investment Officer, Transamerica Investments & Retirement (2014 – present);

Transamerica Funds	Annual Report 2016

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Thomas R. Wald (continued)

Vice President and Client Portfolio Manager, Curian Capital, LLC (2012 – 2014);

Portfolio Manager, Tactical Allocation Group, LLC (2010 – 2011);

Mutual Fund Manager, Munder Capital Management (2005 – 2008); and

Mutual Fund Manager, Invesco Ltd. (1997 – 2004).

Vincent J. Toner (46)	Vice President and Treasurer	Since 2014

Vice President and Treasurer (2014 – present) Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF;

Vice President and Treasurer, TIS (2014 – 2015);

Vice President and Treasurer, TAM and TFS (2014 – present);

Senior Vice President and Vice President, Fund Administration, Brown Brothers Harriman (2010 – 2014); and

Vice President Fund Administration & Fund Accounting, OppenheimerFunds (2007—2010).

Matthew H. Huckman, Sr. (48)	Tax Manager	Since 2014

Tax Manager, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present);

Tax Manager, TIS (2014 – 2015);

Tax Manager, TFS (2012 – present); and

Assistant Mutual Fund Tax Manager, Invesco (2007-2012).

Scott M. Lenhart (55)	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014

Chief Compliance Officer and Anti-Money Laundering Officer, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present), TIS (2014 – 2015);

Chief Compliance Officer and Anti-Money Laundering Officer (2014 – present), Senior Compliance Officer (2008-2014), TAM;

Vice President and Chief Compliance Officer, TFS (2014 – present);

Director of Compliance, Transamerica Investments & Retirement (2014 – present);

Vice President and Chief Compliance Officer, Transamerica Financial Advisors, Inc.
(1999-2006); and

Assistant Chief Compliance Officer, Raymond James Financial, Inc., Robert Thomas Securities, Inc. (1989-1998).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2016

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statements of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q, which is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we send shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. Transamerica Funds will only send one piece per mailing address, a method that saves your Funds’ money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2016

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2016

Transamerica Fund Services

PO Box 219945

Kansas City, MO 64121-9945

Customer Service 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

I2 Funds

Annual Report

October 31, 2016

www.transamerica.com

Customer Service 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

Transamerica Funds	Annual Report 2016

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial adviser in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund(s). The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe it to be an important part of the investment process. This report provides a detailed information about your Fund(s) for the 12-month period ending October, 31, 2016.

We believe it is important to understand market conditions over the last year to provide a context for reading this report. At the beginning of the 1-year period that began on November 1, 2015, investors were trying to determine what rapidly declining oil prices - which had fallen from over $100 per barrel at the cyclical high to less than half that value by year end - would mean for markets. Adding more uncertainty toward year-end 2015 was the Federal Reserve’s (“Fed”) decision to finally raise the Fed funds rate by 0.25% in December, the first increase since 2006.

As the calendar turned to 2016, rapidly falling energy and commodity prices coupled with a weak U.S. gross domestic product report and weakness in overseas markets pressured U.S. equities, as concerns of a pending recession became more prevalent. In the months to follow however energy prices rebounded and economic growth remained positive thereby avoiding recessionary levels. Global markets sold off in late June following Great Britain’s surprise referendum vote in favor of departure from the European Union, (“Brexit”). Following the immediate negative reaction to this news, U.S. stocks recovered, and equity markets soon reached new all-time highs.

U.S. markets stayed range bound for most of the late summer and into the fall, with only a single bout of meaningful volatility in September when commentary from certain Fed Governors suggested that the case for a September rate hike was strengthening. That volatility proved temporary as September passed with no policy change at the central bank, and markets began to focus on the Fed meeting in December as the next possible target for a hike. The rising likelihood of rate increases resulted in the benchmark 10-year Treasury yield moving higher, and by October 31st had increased to 1.84% from a July low of 1.37%.

For the 1-year period ending October 31, 2016, the S&P 500® returned 4.51% while the MSCI EAFE Index, representing international developed market equities, lost (2.74)%. During the same period, the Bloomberg Barclays U.S. Aggregate Bond Index returned 4.37%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial adviser is a key resource to help you build a complete picture of your current and future financial needs. Financial advisers are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your adviser, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial adviser if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of the Transamerica Funds. These views are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of the Transamerica Funds.

Transamerica Core Bond

(unaudited)

MARKET ENVIRONMENT

Markets entered the fourth quarter of 2015 uncertain about the next move by the Federal Reserve (“Fed”) and fearful about the persistent weakness in commodities. However, as the fourth quarter got under way, U.S. labor markets showed strength, inflation appeared to resurface in wages, and financial conditions improved. Thus, doubts began to fade about the probability of a Fed rate hike at its December 16, 2015 Federal Open Market Committee meeting, although a modest increase was approved.

Global markets had a volatile start to 2016 as equity prices plunged before rebounding to end the first quarter in positive territory, oil prices plummeted only to reverse course to end slightly above where they began, and global growth concerns continued to dampen investors’ outlook. Credit spreads within the industrial sector faced renewed pressure, specifically in the oil, gas, and metals and mining sub-sectors, as rating agencies took widespread action in the first two months of the year. The ensuing flight to quality and risk-off sentiment prompted the U.S. dollar to strengthen and U.S. Treasury yields to rally.

Markets started the second quarter with a constructive tone as credit spreads tightened, equity prices rose and U.S. Treasury yields increased. However, equities sold off sharply, credit spreads widened and high-quality global government bond yields declined significantly at the end of the quarter in response to U.K.’s vote to leave the European Union (“Brexit”), as markets had assigned a high probability that voters would select to remain In the European Union. When British voters opted to leave, it came as a shock to markets.

For most of the third quarter, financial markets were relatively stable and uneventful, with risk assets generally performing well and U.S. Treasuries selling off. Although the quarter began amid uncertainty surrounding Brexit, the market impact was fairly muted. U.S. job growth continued on a strong path, while commodities, the U.S. dollar, global growth and China all stabilized.

During the last month of the fiscal period, the November U.S. presidential election continued to dominate headlines as investors navigated the potential market impact of a Hillary Clinton or Donald Trump victory. Within the fixed income markets, U.S. Treasuries sold off as market participants became more convinced that the Fed would raise rates in December, given improved economic data improved and rising inflation over the month.

PERFORMANCE

For the year ended October 31, 2016, Transamerica Core Bond Class I2 returned 4.03%. By comparison, its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 4.37%.

STRATEGY REVIEW

The U.S. Treasury yield curve continued to flatten throughout the period, as the Fed began to normalize monetary policy. The 2- to 10-year part of the curve flattened 43 basis points (“bps”) during the period, with the spread decreasing from 142 bps to 98 bps. Within Treasuries, the 30-year bond finished as the best-performing bellwether returning 9.65%. The Fund’s underweight in Treasury debt was positive for performance as spread sectors outpaced their risk-free counterparts.

Mortgage-backed securities (“MBS”) outperformed comparable-duration Treasury debt, posting 57 bps of duration-neutral excess returns over Treasuries. The Fund’s mortgage allocation outperformed index pass-throughs during the year.

Corporate bonds finished as the best-performing broad market investment-grade domestic sector. Overall, the Bloomberg Barclays Corporate Index outpaced comparable-duration Treasuries by 317 bps, with industrial names being the best-performing sub-sector, outperforming Treasuries by 363 bps. The Fund’s underweight to credit detracted from performance, as the sector outpaced other spread sectors on a comparable-duration basis.

Sector allocations did not change dramatically throughout the year. We remained underweight in Treasury debt, overweight in MBS and asset-backed securities, relatively neutral in agency debentures, and modestly underweight in corporate bonds.

The Fund’s duration ended the year at 5.58 years as compared to 5.67 years for the benchmark.

Barbara Miller

Peter Simons, CFA

Richard Figuly

Co-Portfolio Managers

J.P. Morgan Asset Management

Transamerica Funds	Annual Report 2016

Transamerica Core Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Class I2 (NAV)	4.03%	3.16%	4.07%	07/01/2009
Bloomberg Barclays U.S. Aggregate Bond Index (A)	4.37%	2.90%	4.32%

(A) The Bloomberg Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in bond funds entails interest rate and credit risk as well as additional risks in that the Fund may invest in high-yield/high-risk bonds and is subject to greater levels of liquidity risk, which are described in more detail in the prospectus. This Fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Annual Report 2016

Transamerica Developing Markets Equity

(unaudited)

MARKET ENVIRONMENT

It was a tale of two periods for emerging markets. After suffering losses in the early part of the reporting period, emerging market equities rallied strongly in 2016, resulting in strong performance for the MSCI Emerging Markets Index for the overall one-year period ended October 31, 2016.

The closing months of 2015 were marked by uncertainty over when, or if the U.S. Federal Reserve (“Fed”) would raise interest rates, which it eventually did in mid-December. In addition, plummeting energy prices, decelerating emerging market growth and sluggish developed market growth created an environment in which investor sentiment swung back and forth like a pendulum. Market volatility picked up significantly in the beginning of 2016. The declines were largely the result of concerns surrounding growth in China and the continued drop in oil prices. Against this backdrop, emerging and developed market equities experienced losses.

Investor sentiment began to shift late in the first quarter of 2016. The bottoming of both oil prices (and much of the commodity complex) and domestic growth conditions across the emerging market landscape were important catalysts. However, the level of U.S. dollar gains — and just as importantly, the geographic distribution of such gains — suggested the principal driver of emerging market equity performance to date in 2016 had been the global hunt for yield, rather than any meaningful improvement in underlying fundamentals. What we witnessed was not a massive cyclical recovery in emerging market economies and corporate earnings, but rather a global carry trade. Emerging market bonds saw high levels of inflows as a result.

The distribution of performance across emerging market equity markets reflected this basal reality. Outperformance was largely centered in “high-yield” countries and/or those with significant commodity exports. Indeed, one could make the philosophical extension that commodity price gains also reflected the relatively weak dollar environment, which was itself a manifestation of low nominal rates.

In decomposing equity returns in some of the best-performing emerging market countries year to date, the currency component was significant. The Brazilian real rallied over 24%. The South African rand, Colombian peso and Russian ruble also made gains.

PERFORMANCE

For the year ended October 31, 2016, Transamerica Developing Markets Equity Class I2 returned 7.83%. By comparison, its benchmark, the MSCI Emerging Markets Index, returned 9.67%.

STRATEGY REVIEW

For the 12-month period, the Fund lagged its benchmark primarily due to holdings in the consumer staples sector. An underweight in energy and an overweight position in health care also detracted. Additionally, the cash position weighed on performance during the 2016 rally. Relative contributors included stock selection in consumer discretionary, industrials and materials and an underweight in telecommunication services.

On a country basis, detractors included stock selection and an overweight position in India and stock selection in Brazil. The largest outperformer was stock selection in China. Stock selection and an underweight in South Korea also benefited the Fund’s relative performance.

Individual detractors included JD.com, Inc. (no longer held at period end) (consumer discretionary, China), Tingyi Cayman Islands Holding Corp. (consumer staples, China) and Embraer SA (industrials, Brazil).

JD.com, Inc., the second largest e-commerce operator in China, was weak on concerns about slowing growth and its ability to compete effectively against Alibaba Group Holding, Ltd. After doing extensive work, we came to believe that JD.com, Inc. would not be able to significantly disrupt Alibaba Group Holding, Ltd.’s dominance. The formidable competitive advantages that Alibaba Group Holding, Ltd. enjoys in its marketplace — logistics, payments, big data — will make it extremely challenging for JD.com, Inc. to find an economic model of reasonable profitability, in our view. Therefore, we exited our position.

Tingyi Cayman Islands Holding Corp., along with its subsidiaries, is the largest instant noodle producer in China. The company reported a decline in profit for 2015, and sales declined following price hikes that weren’t replicated by the competition, resulting in a loss of market share. Additionally, its products in the beverage segment were not properly positioned. The stock subsequently recovered off its lows, as management took steps to address the problems.

Embraer SA, the Brazilian aircraft manufacturer, struggled primarily on the back of weaker demand in both its commercial and corporate jet businesses. On the commercial side, we believe that lower oil prices led airlines to defer orders for more fuel efficient aircrafts. On the corporate side, there were cyclical pressures weighing on sales and earnings.

Transamerica Funds	Annual Report 2016

Transamerica Developing Markets Equity

(unaudited)

STRATEGY REVIEW (continued)

Top-performing holdings included Tencent Holdings, Ltd. (information technology, China), Taiwan Semiconductor Manufacturing Co., Ltd. (“TSMC,” information technology, Taiwan), and Lojas Americanas SA (consumer discretionary, Brazil).

Tencent Holdings, Ltd., one of China’s leading internet companies, benefited from better-than-expected results. The online gaming and social networking company continued to show improvements in monetization through online advertising, which has been an increasing focus. TSMC, the largest semiconductor foundry with 50% share of global revenues, rallied on optimism surrounding stronger than expected inventory restocking and the potential to take 100% share of the iPhone business. Lojas Americanas SA, a Brazilian retailer, performed well alongside a broader recovery in Brazilian equities and the prospect of an improving macroeconomic environment.

Justin Leverenz, CFA

John Paul Lech

Co-Portfolio Managers

OppenheimerFunds, Inc.

Transamerica Funds	Annual Report 2016

Transamerica Developing Markets Equity

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Class I2 (NAV)	7.83%	1.73%	5.41%	12/06/2005
MSCI Emerging Markets Index (A)	9.67%	0.90%	3.82%

(A) The MSCI Emerging Markets Index captures large and mid-cap representation across emerging markets countries.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in emerging and developing markets involves special considerations. These may include risks related to market and currency volatility, adverse social and political developments, and the relatively small size and lesser liquidity of these markets. This Fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Annual Report 2016

Transamerica Event Driven

(unaudited)

MARKET ENVIRONMENT

Over the fiscal year, credit and equity markets were subject to ongoing bouts of financial asset volatility due to dramatic geopolitical events. The decline in global equity prices that began in late 2015, accelerated in early 2016 due to a confluence of poor macro data. The U.S. economy decelerated due to weakness stemming from lower global demand, while growing concerns over the financial stability of the Chinese economy emerged. This macro backdrop coincided with turmoil in the high-yield market caused by the massive expected defaults in the energy sector. Due to the economic uncertainty, the U.S. Federal Reserve provided a very dovish forecast for further rate increases. Market sentiment shifted into “risk-on” mode in the first quarter on expectations of better economic data and a stable Chinese economy, accommodative central bank policies and increasing energy prices.

As the year progressed, indicators in the U.S. such as employment, housing prices and wage data, continued to maintain strength which reinforced investors’ confidence that the U.S. economy was not at risk of near-term negative growth. Meanwhile, European and Asian equities declined during the second quarter on poorer growth prospects despite further quantitative easing programs by the European Central Bank and Bank of Japan, which sent yields plunging to negative levels.

The unanticipated outcome of Great Britain’s exit from the European Union (“Brexit”) at the end of June led to an immediate fall in global equity prices followed by a sharp rebound that continued into the third quarter. Through the summer, global equity markets steadily increased on dovish central banks. U.S. equity markets were buoyed by historically low 10-year Treasury yields. The global search for yield drove investors into investment grade and high-yield bonds, resulting in noticeably compressed spreads and strong returns from higher yielding, riskier bonds. As we moved into October, the market paused due to the upcoming U.S. presidential election.

PERFORMANCE

For the year ended October 31, 2016, Transamerica Event Driven Class I2 returned 1.87%. By comparison, its benchmark, the BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Average Index, returned 0.61%.

STRATEGY REVIEW

We invest in companies involved in corporate events or special situations and will look to exploit mispricings due to fundamental factors, security volatility and price dislocations. We will express long or short exposures, utilizing a variety of securities within a company’s capital structure.

Market dislocations during the fiscal year created compelling event opportunities. The Fund benefited from long volatility positions and short energy trades in early 2016. In early March, we shifted the Fund into idiosyncratic long energy exposures, capturing the rally. We also identified and capitalized on several corporate refinancing events and mispriced credit opportunities. Detractors from performance included our capital structure positions as well as some of our fundamental events.

Although diversified, the Fund is primarily invested in North America, followed by Europe and Asia, reflecting our view that most of the high alpha events will be in North America. At period end, the Fund’s largest sector concentrations were in technology, energy and financials.

During the period, the Fund used derivatives. These positions detracted from performance.

Tracy V. Maitland

Odell Lambroza

Co-Portfolio Managers

Advent Capital Management, LLC

Transamerica Funds	Annual Report 2016

Transamerica Event Driven

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016
	1 Year	10 Years or Since Inception of Class	Inception Date
Class I2 (NAV)	1.87%	(0.94)%	03/31/2015
BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Average Index (A)	0.61%	0.49%

(A) The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Average Index represents the London interbank offered rate (“LIBOR”) with a constant 3-month average maturity.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund. This Fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Annual Report 2016

Transamerica Global Real Estate Securities

(unaudited)

MARKET ENVIRONMENT

Global real estate shares generated a positive return during the fiscal year as positive performance in Asia Pacific and the Americas was tempered by negative returns in the Europe, which was impacted by the negative performance of the U.K. markets following the country’s vote to leave the European Union (“Brexit”). From a fundamental standpoint, real estate stocks benefited from a favorable environment of limited new supply, improving demand for real estate space, which led to higher occupancies, rents, property values and access to attractively-priced capital. Low levels of new construction globally were also a positive in a slowing world economy, suggesting that owners of existing properties could continue to enjoy some degree of improved pricing power.

While global economic forecasts were revised down late in the period, there were offsetting positive indicators, particularly in the U.S., which showed firming employment and a recovering housing market. The moderate pace of economic activity, combined with subdued development starts, a low inflation/low interest rate environment, and a wide spread between initial yields on real estate and high-quality bonds may support investor demand for real estate. We believe central bank policy will generally remain accommodative. While global risks became more elevated in the aftermath of the Brexit vote, we continued to look for opportunities to buy high-quality real estate companies with visible earnings at discounted prices. The spread between cap rates and 10-year sovereign bond yields remained at historically wide levels, suggesting that there was a plenty of “cushion” should bond yields ultimately increase.

PERFORMANCE

For the year ended October 31, 2016, Transamerica Global Real Estate Securities Class I2 returned (0.65)%. By comparison, its benchmark, the S&P Developed Property Index, returned 4.13%.

STRATEGY REVIEW

The Fund offers a global strategy for real estate securities, owning between 80 and 110 real estate stocks with the goal of outperforming the S&P Developed Property Index. We seek to invest in attractively-priced companies that own property in markets with favorable underlying real estate fundamentals. The global universe of public real estate companies is approximately three times the size of the U.S. public company universe, thus offering additional choices and diversification opportunities.

The Fund underperformed its benchmark due primarily to stock selection in the U.S. Positioning in the U.K. following the Brexit vote also detracted from relative performance.

U.S. stock selection was challenged by an investment environment favoring dividend yield over any other valuation metrics. Our portfolio positioning in the U.S. favored higher-growth companies, many of which tended to have lower dividend yields. As a result, portfolio holdings in the apartment and office sectors underperformed and overshadowed positive stock selection in the net lease and storage sectors.

The negative impact from the Brexit vote was a notable detractor. We began the year with a modest underweight in the U.K. and shifted to an overweight in May, because the stocks looked exceptionally cheap relative to private market values and we did not believe the “Leave” vote would prevail. This move was additive to relative performance until the unexpected Brexit vote, after which time our U.K. holdings underperformed.

Positioning in the Asia-Pacific region was a modest drag on relative performance due to positioning in Tokyo-focused developers, which underperformed despite evidence of improving property fundamentals. This offset the benefit of positive stock selection in Hong Kong and Australia.

Steven D. Burton, CFA

T. Ritson Ferguson, CFA

Joseph P. Smith, CFA

Co-Portfolio Managers

CBRE Clarion Securities LLC

Transamerica Funds	Annual Report 2016

Transamerica Global Real Estate Securities

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Class I2 (NAV)	(0.65)%	7.31%	2.50%	11/15/2005
S&P Developed Property Index (A)	4.13%	9.75%	3.27%

(A) The S&P Developed Property Index defines and measures the investable universe of publicly traded property companies domiciled in developed markets.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investments in real estate securities and real estate investment trusts (“REITs”) involve special risks, such as the possible decline in value of real estate, extended vacancies, and uninsured damages from natural disasters. This Fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Annual Report 2016

Transamerica Intermediate Bond

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended October 31, 2016 was not completely unlike any other 12-month period in the post-crisis era. Interest rates and growth remained low, global central banks stayed unprecedentedly accommodative, and geopolitical events punctuated the grinding, but still positive, economic improvements.

In December, the U.S. Federal Reserve (“Fed”) raised the Fed funds rate target for the first time since 2006, taking its first substantive step toward normalizing the stance of monetary policy since ceasing the quantitative easing program in 2014. The European Central Bank (“ECB”) and the Bank of Japan (“BoJ”), meanwhile, continued to provide monetary stimulus during the period. The ECB launched a new corporate bond purchase program in the summer, meant to ease lending conditions in the real economy and boost credit market activity. Late in the summer, the BoJ shifted gears and adopted a new policy target — the 10-year Japanese government bond yield. In both cases, these major central banks continued to innovate their policy toolkits. Much of this innovation was attributed to a crisis of confidence that spread across global markets in the first quarter of 2016, when global developed sovereign yields turned increasingly negative.

Domestically, the economic environment steadily improved. Year over year, real gross domestic product accelerated from a 2.0% seasonally-adjusted annual rate to 2.9% in the third quarter. The labor market added approximately 2.3 million jobs at an average pace of 196,000 per month while the unemployment rate hovered around the 5% level. Goods and services prices crept higher in aggregate as the Consumer Price Index went from no growth in September 2015 to registering 1.46% in September 2016. Crude oil prices remained volatile, swinging from as low as $26/barrel to $51/barrel.

In the U.S. financial markets, interest rates finished the fiscal year lower, while equities and the dollar were stronger. Corporate credit had a good year as total returns improved and spreads tightened markedly. Investors were the most challenged, perhaps, by bouts of volatility as the CBOE VIX Index was elevated around calendar year-end and slowly settled down only to surge again mid-year on the U.K.‘s vote to leave the European Union (“Brexit”).

Geopolitics were a notable headwind for investors, but also a source for opportunity. The conflict in Syria raged on as terror attacks continued in the West — from the Bataclan nightclub in Paris last November to the Brussels airport in March. A July coup attempt in Turkey unsettled markets as well. Amid this chaos, the U.S. was embroiled in a caustic and exhausting election campaign season that culminated in a vote for a new president on November 8, 2016.

PERFORMANCE

For the year ended October 31, 2016, Transamerica Intermediate Bond Class I2 returned 4.41%. By comparison, its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 4.37%.

STRATEGY REVIEW

Strategically, we continued to prefer defensive interest rate positioning into periods of potential volatility. The emphasis remained on minimizing interest rate volatility risks by focusing on spread products, rather than U.S. Treasuries, for example, and using credit selection expertise rather than taking on above-benchmark duration risk.

During the period, spread tightening and paydown effects were the primary positive contributors to performance.

Interest rates generally moved lower and the Fund experienced a drag from yield-curve positioning, mainly due to being underweight duration relative to its benchmark at the long end of the curve. However, our strategic short duration bias in the front-end paid off, with the one-year and two-year points contributing the most positively on an active basis.

At the asset class level, top contributors to excess performance were U.S. Treasuries, agency residential mortgage backed securities (“RMBS”) and investment grade corporates. Non-agency RMBS, asset backed securities and emerging markets debt were the biggest detractors.

Fund performance was driven by lower-rated credits. A-rated holdings were the largest component of excess return by rating. BBB-rated securities were the largest detractors, though the overweight to lower quality securities generally added to overall performance along with excess carry.

Brian W. Westhoff, CFA

Doug Weih, CFA

Matthew Q. Buchanan

Bradley D. Doyle

Tyler A. Knight

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Funds	Annual Report 2016

Transamerica Intermediate Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016
	1 Year	10 Years or Since Inception of Class	Inception Date
Class I2 (NAV)	4.41%	3.20%	03/01/2014
Bloomberg Barclays U.S. Aggregate Bond Index (A)	4.37%	3.51%

(A) The Bloomberg Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Fixed income investing is subject to credit risk, inflation risk, and interest rate risk. Investing in high-yield (junk bonds) may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable and the value of these securities tends to decline when interest rates increases. This Fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Annual Report 2016

Transamerica International Equity Opportunities

(unaudited)

MARKET ENVIRONMENT

Sluggish global growth weighed on both developed and emerging market economies during the reporting period. The U.S. Federal Reserve (“Fed”) began its long-anticipated monetary tightening cycle in the middle of the period, but the tightening cycle proved to be more gradual than initially anticipated. Globally, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory. During the second half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit”. While markets initially reacted to the vote with alarm, the spillover to European and emerging markets was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge.

Slow global trade continued to mirror slow global growth, particularly for many emerging markets. That said, these countries began to show signs of a modest upturn in activity along with adjustment in their external accounts.

PERFORMANCE

For the year ended October 31, 2016, Transamerica International Equity Opportunities Class I2 returned (3.75)%. By comparison, its benchmark, the MSCI EAFE Index, returned (2.74)%.

STRATEGY REVIEW

Weak stock selection in the materials sector detracted from performance relative to the MSCI EAFE Index. Within this sector, an overweight position in industrial and medical gas supplier Air Liquide SA (France) hurt relative returns.

Security selection in both the retailing and autos and housing sectors also detracted. Within retailing, the Fund’s overweight in global sourcing and supply chain management company Li & Fung, Ltd. (Hong Kong) and retailer Hennes & Mauritz AB (Sweden), and holdings of apparel manufacturer Global Brands Group Holding, Ltd. (Hong Kong) detracted.

Elsewhere, the Fund’s overweight positions in pharmaceutical company Bayer AG (Germany), entertainment company Sky PLC (United Kingdom), investment management and banking firm UBS Group AG (Switzerland) and pharmaceutical and diagnostic company Roche Holding AG (Switzerland) hurt relative performance. Additionally, the Fund’s position in pharmaceutical company Valeant Pharmaceuticals International, Inc. (no longer held at period end) (Canada) and an underweight position in banking and financial services company HSBC Holdings PLC (no longer held at period end) (United Kingdom) also held back relative results.

Relative contributors were led by stock selection in the technology and special products/services sectors. Within technology, contract semiconductor manufacturer Taiwan Semiconductor Manufacturing Co., Ltd., online and mobile commerce company Alibaba Group Holding, Ltd. (China), and an overweight position in enterprise applications company SAP SE (Germany) helped relative results. Within special products/services, an overweight position in food catering company Compass Group PLC (United Kingdom) also boosted relative results.

Other contributors included fast-food restaurant company Yum! Brands, Inc. and overweight positions in medical products and equipment manufacturer Terumo Corp. (Japan), electrical distribution equipment manufacturer Schneider Electric SE (France) and insurance company AIA Group, Ltd. (Hong Kong). Additionally, not owning poor-performing pharmaceutical company Novo Nordisk (Denmark) and financial services provider Lloyds Banking Group (United Kingdom) also aided relative returns.

Daniel Ling, CFA

Marcus L. Smith

Felipe M.G. Benzinho

Co-Portfolio Managers

MFS® Investment Management

Transamerica Funds	Annual Report 2016

Transamerica International Equity Opportunities

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Class I2 (NAV)	(3.75)%	5.32%	2.04%	06/10/2008
MSCI EAFE Index (A)	(2.74)%	5.48%	0.57%

(A) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investments in global/international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments, and the relatively small size and lesser liquidity of the markets. Investments in developing markets involve greater risks than investments in developed markets. This Fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Annual Report 2016

Transamerica International Small Cap

(unaudited)

MARKET ENVIRONMENT

International small company equities made limited progress over the fiscal year ended October 31, 2016, with the S&P EuroPacific SmallCap Index yielding a dollar return of 2.28%. Overall returns may have been modest for the year, but small caps again outperformed their larger peers, which fell (1.86)% as measured by the S&P EuroPacific Large/Midcap Index. The small cap “effect” was most marked in continental Europe, where smaller company outperformance in the financial and health care sectors were particularly influential, and in Japan, where the more domestic focus of smaller companies benefited them relative to large caps during a period of strength in the yen.

Among the worst returns were in the United Kingdom, where the vote to leave the European Union on June 23, 2016, hit domestically-focused smaller companies particularly hard. The rout was led by key small-cap sectors such as house builders, real estate, retailing and consumer services, reflecting acute investor concerns over the outlook for revenues, the impact on input costs from a dramatically weaker pound sterling, and the potential for restrictive immigration policies.

The period closed with perhaps more than the usual litany of uncertainties, including political developments in Europe, continued fragilities in a number of emerging markets, and signs that the efficacy of monetary policy tools was fading. Constraints of high levels of debt and poor demographics (and not just in developed economies) suggested that overall global growth could continue on the muted path seen over the last seven years. Long-term investors will have to work harder to identify areas of superior growth, and in that context we remain confident of selective exposure to smaller companies as an important strategic exposure. We will continue to work hard to identify companies offering sustainable growth and superior returns.

PERFORMANCE

For the year ended October 31, 2016, Transamerica International Small Cap Class I2 returned (0.58)%. By comparison, its benchmark, the S&P EuroPacific SmallCap Index, returned 2.28%.

STRATEGY REVIEW

Stock selection in Japan was the main headwind, and was not helped by our underweight in the strongest performer among major markets. We struggled to find attractive value among domestic defensive companies and the high-yielding real estate sector, but given a strong currency and a hunt for yield amid the negative interest rate policy pursued by the Bank of Japan, these areas outperformed strongly. Meanwhile, stock selection in consumer discretionary (auto part companies such as Unipres Corp. and Eagle Industry Co., Ltd.), information technology (OBIC Business Consultants Co., Ltd. and Kakaku.com, Inc.) and materials (Kumiai Chemical Industry Co., Ltd.) lagged. The impact was only partly offset by strong showings among some of our domestically-oriented industrial holdings such as AICA Kogyo Co., Ltd., Trusco Nakayama Corp. and Fukushima Industries Corp.

Our European holdings also fell short of the benchmark, almost entirely due to financial holdings in Italy, most notably Anima Holding SpA, BPER (Banca Popolare dell’Emilia Romagna SC) (no longer held at period end) and Banca Sistema SpA. This more than counteracted good selection among information technology stocks, most notably Logitech International S.A., Lectra and Comet Holding AG. In the United Kingdom, the main detractors were in the consumer discretionary sector (Lookers PLC, Redrow PLC and Pets at Home Group PLC).

Stock selection in Asian markets outside Japan (across both developed and emerging exposures) was generally strong. A number of consumer companies in Hong Kong/China were notably strong, including New Oriental Education & Technology Group, Inc. and Best Pacific International Holdings, Ltd., along with Korean auto part stocks Mando Corp. and Hanon Systems.

Matthew Dobbs

Portfolio Manager

Schroder Investment Management North America Inc.

Transamerica Funds	Annual Report 2016

Transamerica International Small Cap

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Class I2 (NAV)	(0.58)%	7.78%	3.61%	03/01/2008
S&P EuroPacific SmallCap Index (A)	2.28%	9.05%	3.74%

(A) The S&P EuroPacific SmallCap Index measures the performance of the smallest companies from select European and Pacific countries.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investments in global/international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments, and the relatively small size and lesser liquidity of the markets. Investing in small size companies involves greater risk than is customarily associated with more established companies. This Fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Annual Report 2016

Transamerica Long/Short Strategy

(unaudited)

MARKET ENVIRONMENT

At the beginning of the fiscal year, in November 2015, U.S. equity markets experienced the same volatility faced earlier in in 2015 as global growth concerns re-emerged on news of weak industrial activity in China. The strong U.S. dollar, boosted by rising expectations that the U.S. Federal Reserve (“Fed”) would raise interest rates, also contributed to volatility. The major nemeses of equity markets for 2015, falling oil prices and continued strength in the U.S. dollar, did not go away.

During the first six weeks of 2016, investor concerns about a potential U.S. recession and continued volatility in commodity prices drove equity markets lower. Additionally, headwinds surrounding global growth and anticipation of continued oil oversupply caused oil to reach new multiyear lows. These trends began to reverse, as markets cheered the continued weakness in the dollar and interpreted hawkish Fed signals to indicate that the U.S. economy was strong enough to endure the normalization of monetary policy. However, market optimism soon evaporated in mid-June 2016. Growing support for the leave campaign in the U.K.’s referendum vote to exit European Union (“EU”) began to surface and led to broadly sharper volatility, with markets selling off widely in the two days following the vote.

Investors quickly cast aside fears related to U.K.’s decision to leave EU during the last four months of the fiscal year as the S&P 500® reached an all-time high in August. Despite some pullback in September, the index enjoyed a gain of approximately four percent during the third quarter of 2016. Notably, market leadership began to reverse, as returns were most robust for the technology, financials and media sectors while utilities and telecommunication services were among the biggest laggards. Federal funds futures rates exhibited relatively pronounced volatility during the quarter, as heightened anticipation for a September rate hike quickly evaporated while the likelihood of a December increase firmed.

PERFORMANCE

For the year ended October 31, 2016, Transamerica Long/Short Strategy Class I2 returned (0.73)%. By comparison, its primary and secondary benchmarks, the BofA Merrill Lynch 3-Month Treasury Bill Index and the S&P 500® Index, returned 0.31% and 4.51%, respectively.

STRATEGY REVIEW

The Fund underperformed its benchmark with the pharmaceutical/medical technology, consumer cyclical and real estate investment trust sectors detracting from relative performance. Meanwhile, the media, energy and semiconductors sectors added value.

On an individual basis in the semiconductors sector, the strategy’s short position in Micron Technology, Inc. (“Micron”) detracted from performance. During the third quarter of 2016, the company reported better-than-expected earnings due to top- and bottom-line growth. Memory markets also showed broad near-term improvements. We remained confident in our short position due to Micron’s limited free cash flow generation amid unstable capital expenditure levels. Additionally, a short position in NVIDIA Corp. detracted as the company increased forward guidance due to growth in its auto and data-center segments. We continued to find NVIDIA Corp.’s valuation unattractive and believed its new revenue sources were overstated.

On the positive side in semiconductors, a long position in Broadcom, Ltd. was a top contributor, as the merger between the company and Avago Technologies was finalized in the first half of the Fund’s fiscal year. We continued to have conviction in this position due to the company’s diversified end-markets, strong operating expense controls and access to key growth markets. In media, a long position in Facebook, Inc. helped performance in the fourth quarter of 2015; the company reported strong quarters with accelerating growth in advertising revenue and better-than-expected margins. Facebook, Inc. continued to benefit from the secular shift of advertising spending from traditional media to digital and mobile platforms.

Steven G. Lee

Raffaele Zingone, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management, Inc.

Transamerica Funds	Annual Report 2016

Transamerica Long/Short Strategy

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Class I2 (NAV)	(0.73)%	3.25%	(0.08)%	01/03/2007
BofA Merrill Lynch 3-Month Treasury Bill Index (A)	0.31%	0.11%	0.80%
S&P 500® Index (B)	4.51%	13.57%	6.46%

(A) The BofA Merrill Lynch 3-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month, which is subsequently sold at the end of the month and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date.

(B) The S&P 500® is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Securities purchased for an arbitrage strategy are intended to take advantage of a perceived relationship between the value of two securities and may not perform as expected. The Fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Annual Report 2016

Transamerica Mid Cap Value

(unaudited)

MARKET ENVIRONMENT

While investors enjoyed strong positive absolute returns in U.S. equity markets over the fiscal year, it has been an unusual market environment for sector leadership. Given many uncertainties (interest rates, volatile commodity prices and the impending U.K. referendum to leave the European Union (“Brexit”)) in the marketplace in the first quarter in 2016, investors sought defensive areas of the market, causing utilities and telecommunication services to lead the market. During the second quarter, while utilities and telecommunication services continued their ascent, the energy sector was actually the best-performing sector due to a rebound in oil prices. Following Brexit, there was a rotation from defensives to cyclicals in the third quarter as the highest-yielding sectors gave back some of their lofty gains, although at a very modest rate. Interestingly, information technology was the top-performing sector in the third quarter due to merger-and-acquisition activity.

PERFORMANCE

For the year ended October 31, 2016, Transamerica Mid Cap Value Class I2 returned 5.24%. By comparison, its benchmark, the Russell Midcap® Value Index, returned 7.84%.

STRATEGY REVIEW

Active management in the mid-cap space has been challenging in 2016 with an overwhelming majority of managers underperforming the benchmark on a year-to-date basis through October 31. Several of the top-performing stocks in the Russell Midcap® Value Index were commodity-related names, such as Newmont Mining Corp. and Freeport-McMoRan, Inc. These names have been sparsely owned in the mid-cap market, causing most managers to underperform. Additionally, sector leadership rotated dramatically, as detailed above. While these undercurrents posed a short-term challenge for the Fund’s style, we continued to abide by our approach of investing in high-quality, mid-cap companies with durable franchises, consistent patterns of earnings and strong management teams focused on generating shareholder returns.

During the year, an overweight allocation to the consumer discretionary sector was the single biggest detractor from overall performance amid the accumulation of negative retail data points. Although partially offset by positive stock selection in the sector, the Fund’s long-standing structural overweight reflects the breadth of attractive opportunities we see to invest in companies with strong brands, consistent earnings patterns, and management teams with a proven track record of capital allocation. While a few months are certainly not evidence of a turnaround, we are pleased to see a rebound in many of our retailers on the heels of better-than-feared earnings results in the most recent quarter. Valuations are attractive and we believe that our retailers are positioned to adapt well to a changing retail landscape by developing effective omni-channel strategies.

On the positive side, the Fund benefited from merger-and-acquisition activity, most notably in the utilities sector, where we’ve enjoyed strongly positive stock selection in part due to positions which have been acquired at sizable premiums. While we do not explicitly set out to identify companies that are potential takeout candidates, often the same qualities that appeal to us can make these stocks attractive acquisition targets.

Gloria Fu, CFA

Lawrence Playford, CFA

Jonathan K.L. Simon

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Funds	Annual Report 2016

Transamerica Mid Cap Value

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Class I2 (NAV)	5.24%	14.39%	8.14%	11/15/2005
Russell Midcap® Value Index (A)	7.84%	14.07%	7.19%

(A) The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks, especially technology, can be extremely volatile and subject to greater price swings than the broader market. Value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an undervalued stock is actually appropriately priced. This Fund is only available in Class I2 shares, which are not available for direct investment by the public.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2016

Transamerica Total Return

(unaudited)

MARKET ENVIRONMENT

The most significant event during the last quarter of 2015 was the U.S. Federal Reserve’s (“Fed”) much awaited decision to raise policy rates by 25 basis points in December 2015, a path not explored in nearly a decade. As a result, markets reacted to the long-awaited liftoff with a sense of relief, releasing tension in the financial markets. U.S. yields, particularly at the front-end, began to rise and the U.S. dollar outperformed most developed market counterparts. Conversely, in Europe, the European Central Bank (“ECB”) continued its quantitative easing, following signals that European economic growth and inflation lagged.

At the onset of the first quarter of 2016, global growth fears gripped markets amidst uncertainty surrounding China, falling commodity prices, and efficacy of central bank policies. Despite elevated volatility in financial markets, the fundamental backdrop remained mostly intact as supportive central banks helped reignite risk appetite in part with calming rhetoric and action. Central banks in Europe, Japan, and China, announced additional easing measures, though the ECB notably shifted efforts toward credit expansion and away from weakening the currency. In the meantime, concerns about global influences and financial conditions prevented the Fed from hiking rates for the second time, with the statement suggesting a dovish tilt with a tolerance for overshooting the inflation target. Due to the Fed’s “dovish pause” in policy normalization and the rally of global commodity prices, the U.S. dollar weakened against most developed market counterparts.

For most of the second quarter, markets were relatively subdued as oil prices moved higher and China’s growth stabilized, despite central banks taking a pause from quantitative easing. However, the outcome of U.K.’s referendum vote to leave the European Union (“Brexit”) stirred market sentiment near the end of the quarter and led to a decline in sovereign yields and a sell-off of risk assets. Still, the fundamental backdrop remained mostly unchanged and expectations for further central bank easing helped anchor risk appetite. During this time, the U.S. dollar was mixed against developed market and emerging market (“EM”) currencies due to the Fed’s dovish stance, and the pound sterling weakened considerably in the wake of the surprise outcome in the U.K.’s historic referendum.

In the third quarter of 2016, markets generally shook off the unexpected Brexit referendum results and were relatively calm as equities hit new highs and volatility remained low. Over the course of the quarter, headlines were marked by concerns over monetary policy, particularly the Bank of Japan’s “comprehensive review,” the ECB’s inaction, and the Fed’s path towards a potential rate hike in December, prompting sovereign interest rates to increase across much of the developed world. Meanwhile, a stronger dollar and heightened election uncertainty, mixed with increasing rates, weighed on risk sentiment toward the end of October.

PERFORMANCE

For the year ended October 31, 2016, Transamerica Total Return Class I2 returned 4.70%. By comparison, its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 4.37%.

STRATEGY REVIEW

During the one-year period, an underweight to U.S. duration for the majority of the period detracted from performance as yields fell. Allocations to European duration, specifically Germany and Italy, added to returns as yields declined as a product of the ECB’s accommodative measures. Short tactical exposure to U.K. sovereign debt detracted from performance as rates rallied throughout the period. Meanwhile, a long U.S. dollar currency positioning against a basket of EM currencies added to returns as these currencies depreciated versus the U.S. dollar. However, a long U.S. dollar currency positioning against the Japanese yen more than offset currency gains as the currency appreciated relative to the U.S. dollar.

Continued exposure to non-Agency mortgages contributed to returns over the year as these securities benefited from limited supply and an ongoing housing recovery. Holdings of Treasury Inflation-Protected Securities contributed to returns, as inflation expectations increased via breakeven levels. Exposure to external EM debt, particularly quasi-sovereign corporates, were additive to performance as spreads narrowed. An allocation to high yield corporates contributed to returns as spreads narrowed, while an overweight and security and sector selection within investment grade financials contributed to returns. Additionally, an overweight to municipal securities added to performance as spreads narrowed for revenue bonds.

During the period, the Fund used derivatives. These positions detracted from performance.

Scott A. Mather

Mark R. Kiesel

Mihir P. Worah

Co-Portfolio Managers

Pacific Investment Management Company LLC

Transamerica Funds	Annual Report 2016

Transamerica Total Return

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Class I2 (NAV)	4.70%	3.20%	5.26%	11/15/2005
Bloomberg Barclays U.S. Aggregate Bond Index (A)	4.37%	2.90%	4.64%

(A) The Bloomberg Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expenses reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

This Fund will normally invest its assets in a diversified portfolio of fixed-income securities. The Fund may invest in non-U.S. securities and may invest a portion of its assets in high-yield securities. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. This Fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Annual Report 2016

Understanding Your Funds’ Expenses

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and ongoing costs, including management fees, and other fund expenses.

The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at May 1, 2016, and held for the entire period until October 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period (B)	Ending Account Value	Expenses Paid During Period (B)	Annualized Expense Ratio (C)
Transamerica Core Bond	$1,000.00	$1,014.80	$2.33	$1,022.80	$2.34	0.46%
Transamerica Developing Markets Equity	1,000.00	1,095.00	6.37	1,019.10	6.14	1.21
Transamerica Event Driven	1,000.00	1,034.70	11.20	1,014.10	11.09	2.19	(D)
Transamerica Global Real Estate Securities	1,000.00	976.10	5.46	1,019.60	5.58	1.10
Transamerica Intermediate Bond	1,000.00	1,017.20	2.08	1,023.10	2.09	0.41
Transamerica International Equity Opportunities	1,000.00	1,006.90	4.84	1,020.30	4.88	0.96
Transamerica International Small Cap	1,000.00	994.60	5.87	1,019.30	5.94	1.17
Transamerica Long/Short Strategy	1,000.00	1,014.90	18.13	1,007.10	18.06	3.58
Transamerica Mid Cap Value	1,000.00	1,025.60	4.43	1,020.80	4.42	0.87
Transamerica Total Return	1,000.00	1,023.70	3.76	1,021.40	3.76	0.74

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Funds’ annualized expense ratios (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Funds invest. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Funds	Annual Report 2016

Schedules of Investments Composition

At October 31, 2016

(unaudited)

Transamerica Core Bond

Fund Characteristics	Years
Average Maturity §	7.15
Duration †	5.58

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	56.4%
AAA	7.7
AA	4.9
A	10.9
BBB	14.8
BB	0.2
B	0.0 *
CCC and Below	0.1
NR (Not Rated)	6.0
Net Other Assets (Liabilities)	(1.0)
Total	100.0%

Transamerica Developing Markets Equity

Asset Allocation	Percentage of Net Assets
Common Stocks	93.0%
Repurchase Agreement	4.3
Securities Lending Collateral	4.2
Preferred Stock	2.7
Warrant	0.0 *
Net Other Assets (Liabilities)	(4.2)
Total	100.0%

Transamerica Event Driven

Fund Characteristics	Years
Duration †	3.96

Asset Allocation	Percentage of Net Assets
Convertible Bonds	48.8%
Corporate Debt Securities	41.6
Common Stocks	13.6
Securities Lending Collateral	5.5
Repurchase Agreement	4.4
Exchange-Traded Options Purchased	0.3
Exchange-Traded Fund	0.2
Exchange-Traded Funds Sold Short	(1.8)
Convertible Bonds Sold Short	(2.5)
Common Stocks Sold Short	(12.0)
Net Other Assets (Liabilities)^	1.9
Total	100.0%

Transamerica Global Real Estate Securities

Asset Allocation	Percentage of Net Assets
Common Stocks	97.9%
Securities Lending Collateral	1.1
Repurchase Agreement	0.3
Net Other Assets (Liabilities)	0.7
Total	100.0%

Transamerica Intermediate Bond

Fund Characteristics	Years
Average Maturity §	7.37
Duration †	5.37

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	53.3%
AAA	12.9
AA	5.7
A	17.2
BBB	22.5
BB	1.3
B	0.7
CCC and Below	0.1
NR (Not Rated)	1.2
Net Other Assets (Liabilities)	(14.9)
Total	100.0%

Transamerica International Equity Opportunities

Asset Allocation	Percentage of Net Assets
Common Stocks	98.9%
Securities Lending Collateral	1.8
Repurchase Agreement	0.9
Net Other Assets (Liabilities)	(1.6)
Total	100.0%

Transamerica International Small Cap

Asset Allocation	Percentage of Net Assets
Common Stocks	98.5%
Securities Lending Collateral	14.0
Repurchase Agreement	0.9
Net Other Assets (Liabilities)	(13.4)
Total	100.0%

Transamerica Long/Short Strategy

Asset Allocation	Percentage of Net Assets
Common Stocks	104.5%
Repurchase Agreement	1.3
Common Stocks Sold Short	(76.2)
Net Other Assets (Liabilities)	70.4
Total	100.0%

Transamerica Mid Cap Value

Asset Allocation	Percentage of Net Assets
Common Stocks	98.3%
Repurchase Agreement	2.0
Securities Lending Collateral	1.1
Net Other Assets (Liabilities)	(1.4)
Total	100.0%

Transamerica Funds	Annual Report 2016

Schedules of Investments Composition (continued)

At October 31, 2016

(unaudited)

Transamerica Total Return

Fund Characteristics	Years
Average Maturity §	8.11
Duration †	5.53

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	88.8%
AAA	12.4
AA	13.1
A	5.9
BBB	18.4
BB	5.7
B	4.5
CCC and Below	7.0
NR (Not Rated)	6.8
Net Other Assets (Liabilities)^	(62.6)
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

*	Percentage rounds to less than 0.1% or (0.1)%.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2016

Transamerica Core Bond

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Principal	Value
ASSET-BACKED SECURITIES - 13.4%
ABFC Trust Series 2005-AQ1, Class A4, 4.86% (A), 06/25/2035	$ 359,093	$ 366,996
Academic Loan Funding Trust
Series 2012-1A, Class A1,
1.33% (A), 12/27/2022 (B)	225,105	225,222
Series 2013-1A, Class A,
1.33% (A), 12/26/2044 (B)	728,591	717,705
Ally Auto Receivables Trust
Series 2015-SN1, Class A3,
1.21%, 12/20/2017	116,420	116,425
Series 2016-1, Class A3,
1.47%, 04/15/2020	1,602,000	1,608,157
Ally Master Owner Trust
Series 2014-4, Class A2,
1.43%, 06/17/2019	1,000,000	1,001,643
Series 2015-3, Class A,
1.63%, 05/15/2020	1,000,000	1,003,226
American Credit Acceptance Receivables Trust
Series 2014-2, Class B,
2.26%, 03/10/2020 (B)	29,056	29,068
Series 2015-1, Class A,
1.43%, 08/12/2019 (B)	42,770	42,781
Series 2015-2, Class A,
1.57%, 06/12/2019 (B)	137,061	137,183
Series 2016-2, Class C,
6.09%, 05/12/2022 (B)	800,000	843,341
Series 2016-3, Class A,
1.70%, 11/12/2020 (B)	735,705	736,987
Series 2016-3, Class C,
4.26%, 08/12/2022 (B)	722,000	724,285
American Homes 4 Rent Trust
Series 2014-SFR2, Class A,
3.79%, 10/17/2036 (B)	2,135,174	2,290,821
Series 2014-SFR2, Class E,
6.23%, 10/17/2036 (B)	200,000	219,392
Series 2014-SFR3, Class D,
5.04%, 12/17/2036 (B)	270,000	292,926
Series 2014-SFR3, Class E,
6.42%, 12/17/2036 (B)	725,000	805,069
Series 2015-SFR1, Class A,
3.47%, 04/17/2052 (B)	972,704	1,022,352
Series 2015-SFR1, Class E,
5.64%, 04/17/2052 (B)	825,000	870,680
Series 2015-SFR2, Class E,
6.07%, 10/17/2045 (B)	1,155,000	1,255,402
American Tower Trust I Series 2013-2A, Class 2A, 3.07%, 03/15/2048 (B)	400,000	415,445
AmeriCredit Automobile Receivables Trust
Series 2014-1, Class A3,
0.90%, 02/08/2019	203,464	203,396
Series 2014-2, Class A3,
0.94%, 02/08/2019	209,031	208,961
Series 2015-1, Class A3,
1.26%, 11/08/2019	1,523,675	1,524,030
Series 2015-2, Class A3,
1.27%, 01/08/2020	595,000	595,275

	Principal	Value
ASSET-BACKED SECURITIES (continued)
AmeriCredit Automobile Receivables Trust (continued)
Series 2015-4, Class A3,
1.70%, 07/08/2020	$ 1,500,000	$ 1,505,662
Series 2016-1, Class A3,
1.81%, 10/08/2020	402,000	404,151
Series 2016-2, Class A2A,
1.42%, 10/08/2019	1,595,008	1,596,906
Series 2016-2, Class A3,
1.60%, 11/09/2020	342,000	342,754
Series 2016-4, Class B,
1.83%, 12/08/2021	700,000	699,481
Anchor Assets IX LLC Series 2016-1, Class A, 5.13%, 02/15/2020 (B) (C)	2,000,000	2,000,000
ARLP Securitization Trust Series 2015-1, Class A1, 3.97% (A), 05/25/2055 (B)	962,478	960,975
AXIS Equipment Finance Receivables III LLC Series 2015-1A, Class A2, 1.90%, 03/20/2020 (B)	283,405	283,894
B2R Mortgage Trust
Series 2015-1, Class A1,
2.52%, 05/15/2048 (B)	303,649	304,238
Series 2015-2, Class A,
3.34%, 11/15/2048 (B)	1,120,144	1,148,078
Series 2016-1, Class A,
2.57%, 06/15/2049 (B)	1,493,698	1,493,686
Banc of America Funding Corp. Series 2012-R6, Class 1A1, 3.00%, 10/26/2039 (B) (C)	179,801	177,136
BCC Funding Corp. X Series 2015-1, Class A2, 2.22%, 10/20/2020 (B)	920,971	917,975
BCC Funding XIII LLC Series 2016-1, Class A2, 2.20%, 12/20/2021 (B)	921,000	920,317
Blue Elephant Loan Trust Series 2015-1, Class A, 3.12%, 12/15/2022 (B)	126,703	126,606
BXG Receivables Note Trust Series 2012-A, Class A, 2.66%, 12/02/2027 (B)	340,714	339,223
Cabela’s Credit Card Master Note Trust Series 2015-2, Class A1, 2.25%, 07/17/2023	185,000	187,636
California Republic Auto Receivables Trust
Series 2015-1, Class A3,
1.33%, 04/15/2019	694,655	695,443
Series 2015-1, Class A4,
1.82%, 09/15/2020	1,155,000	1,163,466
Series 2015-2, Class A3,
1.31%, 08/15/2019	545,323	545,897
CAM Mortgage LLC Series 2015-1, Class A, 3.50% (A), 07/15/2064 (B)	91,618	91,614

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Capital Auto Receivables Asset Trust
Series 2014-2, Class A3,
1.26%, 05/21/2018	$ 182,545	$ 182,616
Series 2015-4, Class A2,
1.62%, 03/20/2019	530,000	531,377
Series 2016-2, Class A2A,
1.32%, 01/22/2019	547,000	547,381
CarFinance Capital Auto Trust
Series 2014-1A, Class A,
1.46%, 12/17/2018 (B)	7,243	7,243
Series 2015-1A, Class A,
1.75%, 06/15/2021 (B)	165,697	165,971
Carlyle Global Market Strategies Commodities Funding, Ltd. Series 2014-1A, Class A, 2.72% (A), 10/15/2021 (B) (C) (D) (E) (F)	382,018	309,243
CarMax Auto Owner Trust
Series 2013-4, Class A3,
0.80%, 07/16/2018	32,071	32,062
Series 2016-2, Class A3,
1.52%, 02/16/2021	543,000	545,200
CarNow Auto Receivables Trust Series 2015-1A, Class A, 1.69%, 01/15/2020 (B)	199,865	199,930
Chase Funding Trust
Series 2003-2, Class 2A2,
1.09% (A), 02/25/2033	419,129	365,156
Series 2003-6, Class 1A5,
5.16% (A), 11/25/2034	347,235	360,133
Chrysler Capital Auto Receivables Trust
Series 2014-BA, Class A3,
1.27%, 05/15/2019 (B)	107,567	107,606
Series 2016-AA, Class A2,
1.47%, 04/15/2019 (B)	800,000	801,312
Series 2016-AA, Class A3,
1.77%, 10/15/2020 (B)	1,530,000	1,536,734
Citi Held For Asset Issuance
Series 2015-PM1, Class A,
1.85%, 12/15/2021 (B)	112,275	112,248
Series 2016-MF1, Class A,
4.48%, 08/15/2022 (B)	806,063	817,873
Series 2016-MF1, Class B,
6.64%, 08/15/2022 (B)	1,500,000	1,567,999
Series 2016-PM1, Class A,
4.65%, 04/15/2025 (B)	755,842	769,099
Citigroup Global Markets Mortgage Securities VII, Inc. Series 2003-UP1, Class A, 3.95% (A), 04/25/2032 (B)	9,100	9,020
Consumer Credit Origination Loan Trust Series 2015-1, Class A, 2.82%, 03/15/2021 (B)	43,118	43,173
COOF Securitization Trust, Ltd., Interest Only STRIPS Series 2014-1, Class A, 3.30% (A), 06/25/2040 (B)	790,870	90,782
CPS Auto Receivables Trust
Series 2012-B, Class A,
2.52%, 09/16/2019 (B)	203,413	204,144

	Principal	Value
ASSET-BACKED SECURITIES (continued)
CPS Auto Receivables Trust (continued)
Series 2013-D, Class A,
1.54%, 07/16/2018 (B)	$ 105,921	$ 105,938
Series 2014-A, Class A,
1.21%, 08/15/2018 (B)	27,363	27,361
Series 2014-D, Class A,
1.49%, 04/15/2019 (B)	269,347	269,554
Series 2014-D, Class C,
4.35%, 11/16/2020 (B)	125,000	126,402
Series 2015-A, Class A,
1.53%, 07/15/2019 (B)	203,339	203,534
Series 2015-A, Class C,
4.00%, 02/16/2021 (B)	100,000	100,385
Series 2015-B, Class A,
1.65%, 11/15/2019 (B)	626,544	626,376
Series 2015-C, Class D,
4.63%, 08/16/2021 (B)	482,000	487,105
Series 2016-A, Class A,
2.25%, 10/15/2019 (B)	780,702	784,964
Series 2016-A, Class B,
3.34%, 05/15/2020 (B)	1,689,877	1,723,956
Series 2016-B, Class A,
2.07%, 11/15/2019 (B)	468,296	470,442
Series 2016-B, Class B,
3.18%, 09/15/2020 (B)	491,000	500,538
Series 2016-C, Class C,
3.27%, 06/15/2022 (B)	840,000	847,679
CPS Auto Trust Series 2012-C, Class A, 1.82%, 12/16/2019 (B)	137,862	137,960
Credit Acceptance Auto Loan Trust
Series 2014-1A, Class A,
1.55%, 10/15/2021 (B)	458,108	458,260
Series 2014-2A, Class A,
1.88%, 03/15/2022 (B)	2,143,608	2,147,367
Series 2015-2A, Class A,
2.40%, 02/15/2023 (B)	1,259,000	1,268,844
Drive Auto Receivables Trust
Series 2015-AA, Class D,
4.12%, 07/15/2022 (B)	294,000	301,360
Series 2015-BA, Class B,
2.12%, 06/17/2019 (B)	396,542	397,826
Series 2015-BA, Class D,
3.84%, 07/15/2021 (B)	640,000	648,079
Series 2015-DA, Class D,
4.59%, 01/17/2023 (B)	396,000	408,806
Series 2016-AA, Class B,
3.17%, 05/15/2020 (B)	1,328,000	1,344,644
Series 2016-AA, Class C,
3.91%, 05/17/2021 (B)	1,651,000	1,689,111
Series 2016-BA, Class B,
2.56%, 06/15/2020 (B)	445,000	449,013
DT Auto Owner Trust
Series 2016-1A, Class A,
2.00%, 09/16/2019 (B)	738,454	739,853
Series 2016-1A, Class B,
2.79%, 05/15/2020 (B)	1,610,000	1,623,576
Series 2016-2A, Class A,
1.73%, 08/15/2019 (B)	750,029	751,152

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
ASSET-BACKED SECURITIES (continued)
DT Auto Owner Trust (continued)
Series 2016-2A, Class C,
3.67%, 01/18/2022 (B)	$ 174,000	$ 177,396
Series 2016-3A, Class A,
1.75%, 11/15/2019 (B)	1,579,916	1,582,816
Series 2016-3A, Class B,
2.65%, 07/15/2020 (B)	1,100,000	1,109,940
Series 2016-4A, Class B,
2.02%, 08/17/2020 (B)	335,000	334,674
Series 2016-4A, Class D,
3.77%, 10/17/2022 (B)	578,700	576,387
Engs Commercial Finance Trust Series 2016-1A, Class A2, 2.63%, 02/22/2022 (B) (G)	421,000	420,940
Exeter Automobile Receivables Trust
Series 2014-2A, Class C,
3.26%, 12/16/2019 (B)	120,000	120,969
Series 2015-1A, Class A,
1.60%, 06/17/2019 (B)	228,726	228,747
Series 2015-2A, Class A,
1.54%, 11/15/2019 (B)	248,066	247,808
Series 2015-2A, Class C,
3.90%, 03/15/2021 (B)	225,000	227,583
Series 2016-1A, Class A,
2.35%, 07/15/2020 (B)	558,167	560,761
Series 2016-1A, Class C,
5.52%, 10/15/2021 (B)	890,000	928,401
Series 2016-2A, Class A,
2.21%, 07/15/2020 (B)	1,004,543	1,008,257
Series 2016-2A, Class B,
3.64%, 02/15/2022 (B)	600,000	610,389
Series 2016-3A, Class A,
1.84%, 11/16/2020 (B)	2,200,000	2,199,854
Series 2016-3A, Class B,
2.84%, 08/16/2021 (B)	426,000	426,266
First Investors Auto Owner Trust
Series 2013-3A, Class A3,
1.44%, 10/15/2019 (B)	70,975	70,984
Series 2014-3A, Class A3,
1.67%, 11/16/2020 (B)	277,041	277,378
Series 2015-1A, Class A2,
1.21%, 04/15/2019 (B)	130,535	130,502
Series 2015-2A, Class A1,
1.59%, 12/16/2019 (B)	245,781	245,817
Series 2016-1A, Class A1,
1.92%, 05/15/2020 (B)	872,511	875,350
Series 2016-2A, Class A1,
1.53%, 11/16/2020 (B)	674,596	674,685
FirstKey Lending Trust
Series 2015-SFR1, Class A,
2.55%, 03/09/2047 (B)	1,771,896	1,781,473
Series 2015-SFR1, Class B,
3.42%, 03/09/2047 (B)	385,000	386,843
Flagship Credit Auto Trust
Series 2014-1, Class A,
1.21%, 04/15/2019 (B)	91,688	91,582
Series 2014-1, Class B,
2.55%, 02/18/2020 (B)	95,000	95,246

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Flagship Credit Auto Trust (continued)
Series 2015-1, Class A,
1.63%, 06/15/2020 (B)	$ 270,736	$ 270,040
Series 2015-3, Class A,
2.38%, 10/15/2020 (B)	907,514	909,498
Series 2015-3, Class B,
3.68%, 03/15/2022 (B)	252,000	258,324
Series 2015-3, Class C,
4.65%, 03/15/2022 (B)	189,000	193,584
Series 2016-1, Class A,
2.77%, 12/15/2020 (B)	674,553	681,553
Series 2016-1, Class C,
6.22%, 06/15/2022 (B)	1,050,000	1,126,139
Series 2016-2, Class A1,
2.28%, 05/15/2020 (B)	527,518	528,429
Series 2016-4, Class C,
2.71%, 11/15/2022 (B)	747,000	746,959
Ford Credit Auto Owner Trust
Series 2015-A, Class A3,
1.28%, 09/15/2019	195,178	195,483
Series 2016-B, Class A3,
1.33%, 10/15/2020	583,000	583,808
GCAT Series 2015-2, Class A1, 3.75% (A), 07/25/2020 (B)	569,436	570,426
GLC II Trust Series 2014-A, Class A, 4.00%, 12/18/2020 (B)	100,967	100,058
GLC Trust Series 2014-A, Class A, 3.00%, 07/15/2021 (B)	156,866	154,356
GLS Auto Receivables Trust
Series 2015-1A, Class A,
2.25%, 12/15/2020 (B)	600,451	600,897
Series 2016-1A, Class A,
2.73%, 10/15/2020 (B)	870,007	870,842
Series 2016-1A, Class B,
4.39%, 01/15/2021 (B)	360,000	361,486
Series 2016-1A, Class C,
6.90%, 10/15/2021 (B)	700,000	743,888
GM Financial Automobile Leasing Trust
Series 2015-1, Class A2,
1.10%, 12/20/2017	67,583	67,582
Series 2015-1, Class A3,
1.53%, 09/20/2018	128,000	128,244
GMAT Trust Series 2013-1A, Class A, 6.97% (A), 11/25/2043 (B)	120,075	120,303
GO Financial Auto Securitization Trust
Series 2015-1, Class A,
1.81%, 03/15/2018 (B)	54,911	54,879
Series 2015-2, Class A,
3.27%, 11/15/2018 (B)	300,886	301,372
Series 2015-2, Class B,
4.80%, 08/17/2020 (B)	508,000	519,104
Gold Key Resorts LLC Series 2014-A, Class A, 3.22%, 03/17/2031 (B)	258,192	258,630

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Green Tree Agency Advance Funding Trust I
Series 2015-T2, Class DT2,
4.67%, 10/15/2048 (B)	$ 884,000	$ 886,625
Series 2016-T1, Class AT1,
2.38%, 10/15/2048 (B)	428,000	427,093
Series 2016-T1, Class BT1,
3.12%, 10/15/2048 (B)	580,000	578,973
HERO Funding Trust Series 2016-3A, Class A1, 3.08%, 09/20/2042 (B)	642,335	642,335
Honda Auto Receivables Owner Trust Series 2016-1, Class A3, 1.22%, 12/18/2019	1,036,000	1,036,460
HSBC Home Equity Loan Trust
Series 2007-1, Class AS,
0.73% (A), 03/20/2036	27,788	27,719
Series 2007-3, Class APT,
1.73% (A), 11/20/2036	26,051	25,997
Hyundai Auto Receivables Trust
Series 2015-B, Class A2A,
0.69%, 04/16/2018	27,047	27,041
Series 2015-B, Class A3,
1.12%, 11/15/2019	233,000	232,966
Series 2016-A, Class A3,
1.56%, 09/15/2020	368,000	370,128
Kabbage Funding Resecuritization Trust Series 2014-1RT, Class A22, 3.28% (A), 03/08/2018 (B)	650,000	642,014
KGS-Alpha SBA Coof Trust, Interest Only STRIPS
Series 2012-2, Class A,
0.96% (A), 08/25/2038 (B)	4,144,744	110,095
Series 2014-2, Class A,
3.23% (A), 04/25/2040 (B)	653,306	76,377
LendingClub Issuance Trust Series 2016-NP1, Class A, 3.75%, 06/15/2022 (B)	587,990	590,154
Lendmark Funding Trust Series 2016-A, Class A, 4.82%, 08/21/2023 (B)	1,370,000	1,392,531
LV Tower 52 Series 2013-1, Class A, 5.50%, 07/15/2019 (B) (C)	783,494	775,189
MarketPlace Loan Trust Series 2015-OD4, Class A, 3.25%, 12/18/2017 (B)	69,545	69,567
Marlette Funding Trust Series 2016-1A, Class A, 3.06%, 01/17/2023 (B)	1,151,056	1,153,044
Murray Hill Marketplace Trust Series 2016-LC1, Class A, 4.19%, 11/25/2022 (B)	2,000,000	2,000,054
Nationstar HECM Loan Trust
Series 2015-2A, Class A,
2.88%, 11/25/2025 (B)	367,625	367,772
Series 2015-2A, Class M1,
4.11%, 11/25/2025 (B)	511,000	509,436
Series 2016-1A, Class M1,
4.36%, 02/25/2026 (B)	1,121,000	1,119,072

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Nationstar HECM Loan Trust (continued)
Series 2016-2A, Class A,
2.24%, 06/25/2026 (B)	$ 429,259	$ 431,003
Series 2016-3A, Class A,
2.01%, 08/25/2026 (B)	458,986	456,624
Nissan Auto Receivables Owner Trust Series 2016-B, Class A3, 1.32%, 01/15/2021	476,000	476,778
NRPL Trust
Series 2015-1A, Class A1,
3.88% (A), 11/01/2054 (B)	752,941	747,540
Series 2015-2A, Class A1,
3.75% (A), 10/25/2057 (B)	795,899	778,946
Series 2015-2A, Class A2,
3.75% (A), 10/25/2057 (B)	500,000	475,703
NRZ Advance Receivables Trust
Series 2015-T2, Class DT2,
4.68%, 08/17/2048 (B)	321,000	320,223
Series 2015-T4, Class AT4,
3.20%, 11/15/2047 (B)	1,800,000	1,808,804
Series 2015-T4, Class DT4,
4.67%, 11/15/2047 (B)	600,000	600,998
Series 2016-T1, Class AT1,
2.75%, 06/15/2049 (B)	846,000	844,452
Series 2016-T2, Class AT2,
2.58%, 10/15/2049 (B)	930,000	929,516
Series 2016-T2, Class CT2,
3.51%, 10/15/2049 (B)	625,000	624,697
Oak Hill Advisors Residential Loan Trust Series 2015-NPL2, Class A1, 3.72% (A), 07/25/2055 (B)	578,498	580,795
Ocwen Master Advance Receivables Trust
Series 2015-T3, Class AT3,
3.21%, 11/15/2047 (B)	1,321,000	1,322,745
Series 2015-T3, Class BT3,
3.70%, 11/15/2047 (B)	295,000	294,245
Series 2015-T3, Class DT3,
4.69%, 11/15/2047 (B)	600,000	600,485
Series 2016-T1, Class AT1,
2.52%, 08/17/2048 (B)	1,355,000	1,355,867
Series 2016-T1, Class DT1,
4.25%, 08/17/2048 (B)	940,599	939,129
OnDeck Asset Securitization Trust II LLC
Series 2016-1A, Class A,
4.21%, 05/17/2020 (B)	837,000	839,573
Series 2016-1A, Class B,
7.63%, 05/17/2020 (B)	273,000	278,034
OneMain Direct Auto Receivables Trust Series 2016-1A, Class A, 2.04%, 01/15/2021 (B)	1,032,633	1,035,654
OneMain Financial Issuance Trust
Series 2014-1A, Class A,
2.43%, 06/18/2024 (B)	602,789	603,096
Series 2014-1A, Class B,
3.24%, 06/18/2024 (B)	461,000	463,295
Series 2014-2A, Class A,
2.47%, 09/18/2024 (B)	1,322,277	1,324,956
Series 2015-1A, Class A,
3.19%, 03/18/2026 (B)	892,000	900,524

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
ASSET-BACKED SECURITIES (continued)
OneMain Financial Issuance Trust (continued)
Series 2015-1A, Class B,
3.85%, 03/18/2026 (B)	$ 500,000	$ 504,219
Series 2015-2A, Class A,
2.57%, 07/18/2025 (B)	1,750,000	1,755,788
Series 2015-2A, Class B,
3.10%, 07/18/2025 (B)	372,000	370,331
Series 2016-1A, Class A,
3.66%, 02/20/2029 (B)	960,000	982,349
Series 2016-2A, Class B,
5.94%, 03/20/2028 (B)	350,000	374,008
Oportun Funding II LLC
Series 2016-A, Class A,
4.70%, 03/08/2021 (B)	1,257,000	1,275,679
Series 2016-A, Class B,
6.41%, 03/08/2021 (B)	405,000	403,593
Oportun Funding III LLC
Series 2016-B, Class A,
3.69%, 07/08/2021 (B)	952,000	956,192
Series 2016-B, Class B,
5.16%, 07/08/2021 (B)	642,000	643,699
Oportun Funding IV LLC Series 2016-C, Class B, 4.85%, 11/08/2021 (B)	472,769	472,786
PFS Tax Lien Trust Series 2014-1, 1.44%, 05/15/2029 (B)	68,304	67,925
Prestige Auto Receivables Trust
Series 2014-1A, Class A3,
1.52%, 04/15/2020 (B)	335,007	335,232
Series 2015-1, Class A2,
1.09%, 02/15/2019 (B)	56,963	56,957
Progreso Receivables Funding III LLC Series 2015-A, Class A, 3.63%, 02/08/2020 (B)	883,000	885,759
Progreso Receivables Funding IV LLC Series 2015-B, Class A, 3.00%, 07/28/2020 (B)	651,000	649,165
Progress Residential Trust
Series 2015-SFR2, Class A,
2.74%, 06/12/2032 (B)	2,755,857	2,784,809
Series 2015-SFR2, Class B,
3.14%, 06/12/2032 (B)	478,000	482,141
Series 2015-SFR3, Class A,
3.07%, 11/12/2032 (B)	2,497,524	2,554,658
Series 2015-SFR3, Class D,
4.67%, 11/12/2032 (B)	700,000	732,944
Series 2015-SFR3, Class E,
5.66%, 11/12/2032 (B)	275,000	286,825
Series 2016-SFR1, Class E,
4.38% (A), 09/17/2033 (B)	620,000	628,686
Purchasing Power Funding LLC Series 2015-A, Class A2, 4.75%, 12/15/2019 (B)	1,450,000	1,451,812
RAMP Trust Series 2006-RZ1, Class A3, 0.83% (A), 03/25/2036	184,585	183,390

	Principal	Value
ASSET-BACKED SECURITIES (continued)
RBSHD Trust Series 2013-1A, Class A, 7.69% (A), 10/25/2047 (B) (C)	$ 257,316	$ 257,313
RMAT LLC Series 2015-NPL1, Class A1, 3.75% (A), 05/25/2055 (B)	235,004	233,233
Santander Drive Auto Receivables Trust
Series 2015-3, Class A3,
1.49%, 06/17/2019	1,000,000	1,000,913
Series 2015-4, Class A3,
1.58%, 09/16/2019	1,000,000	1,001,875
Series 2015-5, Class A3,
1.58%, 09/16/2019	540,000	541,302
Series 2015-S1, Class R1,
1.93%, 09/17/2019 (B)	133,942	133,875
Series 2015-S7, Class R1,
1.97%, 03/16/2021 (B)	66,401	66,368
Series 2016-2, Class A3,
1.56%, 05/15/2020	607,000	607,858
Saxon Asset Securities Trust Series 2003-1, Class AF6, 4.80% (A), 06/25/2033	72,333	72,966
Selene Non-Performing Loans LLC Series 2014-1A, Class A, 2.98% (A), 05/25/2054 (B)	62,893	62,767
Sierra Auto Receivables Securitization Trust Series 2016-1A, Class A, 2.85%, 01/18/2022 (B)	297,647	300,231
Skopos Auto Receivables Trust Series 2015-2A, Class A, 3.55%, 02/15/2020 (B)	109,187	109,228
SoFi Consumer Loan Program LLC Series 2016-2A, Class A, 3.09%, 10/27/2025 (B)	783,130	786,426
SpringCastle America Funding LLC Series 2016-AA, Class A, 3.05%, 04/25/2029 (B)	672,000	677,699
Springleaf Funding Trust
Series 2014-AA, Class A,
2.41%, 12/15/2022 (B)	847,670	848,627
Series 2014-AA, Class B,
3.45%, 12/15/2022 (B)	492,000	493,924
Series 2015-AA, Class A,
3.16%, 11/15/2024 (B)	1,153,000	1,164,385
SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes
Series 2015-T2, Class DT2,
4.23%, 01/15/2047 (B)	516,000	516,083
Series 2015-T3, Class CT3,
3.91%, 07/15/2047 (B)	405,000	405,697
Series 2015-T3, Class DT3,
4.43%, 07/15/2047 (B)	463,000	463,525
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
Series 2002-AL1, Class A2,
3.45%, 02/25/2032	151,174	150,502
Series 2004-6XS, Class A5A,
6.03% (A), 03/25/2034	268,375	268,540

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Structured Asset Securities Corp. Mortgage Pass-Through Certificates (continued)
Series 2004-6XS, Class A5B,
6.05% (A), 03/25/2034	$ 268,375	$ 271,329
Toyota Auto Receivables Owner Trust Series 2016-B, Class A3, 1.30%, 04/15/2020	435,000	435,780
Trafigura Securitisation Finance PLC Series 2014-1A, Class A, 1.48% (A), 10/15/2018 (B) (C)	1,063,000	1,057,249
Tricon American Homes Trust
Series 2015-SFR1, Class A,
1.78% (A), 05/17/2032 (B)	437,765	437,765
Series 2016-SFR1, Class A,
2.59%, 11/17/2033 (B)	664,000	662,880
United Auto Credit Securitization Trust Series 2015-1, Class C, 2.25%, 06/17/2019 (B)	771,192	771,999
US Residential Opportunity Fund III Trust Series 2016-1III, Class A, 3.47% (A), 07/27/2036 (B)	717,046	717,648
Vericrest Opportunity Loan Trust Series 2015-NPL3, Class A1, 3.38% (A), 10/25/2058 (B)	406,817	406,264
Verizon Owner Trust Series 2016-1A, Class A, 1.42%, 01/20/2021 (B)	163,000	163,193
Volkswagen Auto Lease Trust Series 2015-A, Class A2A, 0.87%, 06/20/2017	47,401	47,392
Volkswagen Auto Loan Enhanced Trust Series 2013-1, Class A4, 0.78%, 07/22/2019	657,964	657,725
VOLT L LLC Series 2016-NP10, Class A1, 3.50% (A), 09/25/2046 (B)	1,567,950	1,566,645
VOLT NPL X LLC Series 2014-NPL8, Class A1, 3.38% (A), 10/26/2054 (B)	124,391	124,587
VOLT XIX LLC Series 2014-NP11, Class A1, 3.88% (A), 04/25/2055 (B)	121,077	121,700
VOLT XL LLC Series 2015-NP14, Class A1, 4.38% (A), 11/27/2045 (B)	498,573	502,769
VOLT XLV LLC Series 2016-NPL5, Class A1, 4.00% (A), 05/25/2046 (B)	297,101	299,451
VOLT XLVI LLC Series 2016-NPL6, Class A1, 3.84% (A), 06/25/2046 (B)	808,995	813,054
VOLT XLVII LLC Series 2016-NPL7, Class A1, 3.75% (A), 06/25/2046 (B)	809,515	811,839
VOLT XLVIII LLC Series 2016-NPL8, Class A1, 3.50% (A), 07/25/2046 (B)	1,345,790	1,345,354

	Principal	Value
ASSET-BACKED SECURITIES (continued)
VOLT XXII LLC Series 2015-NPL4, Class A1, 3.50% (A), 02/25/2055 (B)	$ 234,285	$ 234,405
VOLT XXIV LLC Series 2015-NPL6, Class A1, 3.50% (A), 02/25/2055 (B)	401,346	400,931
VOLT XXV LLC Series 2015-NPL8, Class A1, 3.50% (A), 06/26/2045 (B)	1,356,725	1,356,357
VOLT XXVI LLC Series 2014-NPL6, Class A2, 4.25% (A), 09/25/2043 (B)	321,973	314,992
VOLT XXVII LLC Series 2014-NPL7, Class A1, 3.38% (A), 08/27/2057 (B)	955,820	956,344
VOLT XXX LLC Series 2015-NPL1, Class A1, 3.63% (A), 10/25/2057 (B)	359,087	359,186
VOLT XXXI LLC Series 2015-NPL2, Class A1, 3.38% (A), 02/25/2055 (B)	316,426	317,308
VOLT XXXIII LLC Series 2015-NPL5, Class A1, 3.50% (A), 03/25/2055 (B)	882,636	885,691
VOLT XXXIV LLC Series 2015-NPL7, Class A1, 3.25% (A), 02/25/2055 (B)	707,770	706,307
VOLT XXXIX LLC Series 2015-NP13, Class A1, 4.13% (A), 10/25/2045 (B)	417,304	420,538
VOLT XXXV Series 2016-NPL9, Class A1, 3.50% (A), 09/25/2046 (B)	1,121,025	1,121,056
VOLT XXXV LLC Series 2015-NPL9, Class A1, 3.50% (A), 06/26/2045 (B)	347,377	347,456
Westlake Automobile Receivables Trust
Series 2015-3A, Class D,
4.40%, 05/17/2021 (B)	500,000	508,046
Series 2016-1A, Class A2A,
1.82%, 01/15/2019 (B)	1,378,383	1,381,860
Series 2016-2A, Class A2,
1.57%, 06/17/2019 (B)	1,038,000	1,039,857
Series 2016-2A, Class D,
4.10%, 06/15/2021 (B)	280,000	283,365
World Omni Auto Receivables Trust
Series 2015-A, Class A2A,
0.79%, 07/16/2018	20,915	20,913
Series 2015-A, Class A3,
1.34%, 05/15/2020	129,000	129,289

Total Asset-Backed Securities (Cost $168,588,996)		169,940,357

CORPORATE DEBT SECURITIES - 24.4%
Aerospace & Defense - 0.3%
BAE Systems Holdings, Inc.
3.80%, 10/07/2024 (B)	230,000	241,163
3.85%, 12/15/2025 (B)	250,000	264,825

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Aerospace & Defense (continued)
BAE Systems PLC 5.80%, 10/11/2041 (B)	$ 239,000	$ 288,978
Lockheed Martin Corp.
3.10%, 01/15/2023	89,000	93,000
4.07%, 12/15/2042	120,000	123,921
4.25%, 11/15/2019	150,000	161,822
4.50%, 05/15/2036	550,000	615,899
4.85%, 09/15/2041	190,000	217,930
6.15%, 09/01/2036	179,000	235,154
Northrop Grumman Corp. 3.85%, 04/15/2045	49,000	49,329
Precision Castparts Corp.
3.25%, 06/15/2025	150,000	158,279
4.20%, 06/15/2035	150,000	164,258
United Technologies Corp.
4.15%, 05/15/2045	148,000	156,561
4.50%, 06/01/2042	257,000	281,526
6.70%, 08/01/2028	260,000	352,015
8.88%, 11/15/2019	250,000	301,995

		3,706,655

Air Freight & Logistics - 0.1%
FedEx Corp.
3.25%, 04/01/2026	151,000	156,774
3.90%, 02/01/2035	96,000	95,376
4.10%, 04/15/2043	130,000	128,970
United Parcel Service of America, Inc.
8.38%, 04/01/2020	60,000	73,167
8.38% (H), 04/01/2030	200,000	290,214
United Parcel Service, Inc. 2.45%, 10/01/2022	186,000	191,650

		936,151

Airlines - 0.2%
Air Canada Pass-Through Trust 4.13%, 11/15/2026 (B)	109,215	115,495
American Airlines Pass-Through Trust
3.00%, 04/15/2030	842,000	847,304
3.65%, 12/15/2029	87,000	90,480
5.25%, 07/31/2022	64,633	69,965
Continental Airlines Pass-Through Trust
4.00%, 04/29/2026	216,036	231,699
5.98%, 10/19/2023	226,335	255,192
Delta Air Lines Pass-Through Trust
4.75%, 11/07/2021	104,707	112,560
4.95%, 11/23/2020	149,286	157,124
5.30%, 10/15/2020	47,862	51,212
United Airlines Pass-Through Trust 3.45%, 01/07/2030	311,000	320,330

		2,251,361

Auto Components - 0.1%
Johnson Controls, Inc.
4.25%, 03/01/2021	150,000	160,534
4.95%, 07/02/2064	200,000	201,212
5.25%, 12/01/2041	300,000	341,581

		703,327

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Automobiles - 0.2%
General Motors Co.
4.88%, 10/02/2023	$ 85,000	$ 91,522
6.60%, 04/01/2036	406,000	479,914
Hyundai Capital America
2.00%, 07/01/2019 (B)	86,000	86,057
2.40%, 10/30/2018 (B)	143,000	144,613
3.00%, 03/18/2021 (B)	250,000	257,289
KIA Motors Corp. 2.63%, 04/21/2021 (B)	200,000	204,235
Nissan Motor Acceptance Corp.
1.55%, 09/13/2019 (B) (I)	138,000	137,437
2.55%, 03/08/2021 (B)	500,000	508,843

		1,909,910

Banks - 4.4%
ABN AMRO Bank NV
1.80%, 06/04/2018 (B) (I)	279,000	279,661
4.75%, 07/28/2025 (B)	200,000	210,098
4.80%, 04/18/2026 (B)	200,000	211,605
ANZ New Zealand International, Ltd.
1.75%, 03/29/2018 (B)	219,000	219,411
2.85%, 08/06/2020 (B)	250,000	256,467
Australia & New Zealand Banking Group, Ltd.
4.40%, 05/19/2026 (B) (I)	200,000	208,191
4.88%, 01/12/2021, MTN (B)	137,000	152,093
Bank of America Corp.
3.30%, 01/11/2023, MTN	2,600,000	2,674,399
3.50%, 04/19/2026, MTN	398,000	408,516
3.88%, 08/01/2025, MTN	291,000	306,269
3.95%, 04/21/2025, MTN	595,000	610,823
4.20%, 08/26/2024, MTN	140,000	146,297
4.45%, 03/03/2026, MTN	222,000	236,978
5.00%, 05/13/2021, MTN	75,000	83,148
5.63%, 07/01/2020, MTN	2,340,000	2,619,005
5.75%, 12/01/2017	220,000	229,865
5.88%, 02/07/2042, MTN	400,000	505,850
6.40%, 08/28/2017, MTN	1,325,000	1,378,212
6.88%, 04/25/2018, MTN	600,000	645,456
Bank of Montreal
1.40%, 04/10/2018	250,000	250,140
1.50%, 07/18/2019, MTN	261,000	259,991
Bank of Nova Scotia
1.45%, 04/25/2018	455,000	455,524
1.85%, 04/14/2020 (I)	400,000	401,752
1.88%, 09/20/2021 (B)	330,000	329,446
Bank of Tokyo-Mitsubishi UFJ, Ltd. 2.35%, 02/23/2017 (B)	435,000	436,584
Banque Federative du Credit Mutuel SA 2.00%, 04/12/2019 (B) (I)	200,000	200,678
Barclays Bank PLC 2.25%, 05/10/2017 (B)	276,000	277,392
Barclays PLC
3.20%, 08/10/2021	629,000	633,328
3.65%, 03/16/2025	223,000	218,948
4.38%, 01/12/2026	463,000	476,465
5.25%, 08/17/2045	200,000	216,859
BB&T Corp.
2.63%, 06/29/2020, MTN	300,000	307,824
5.25%, 11/01/2019	90,000	98,890
6.85%, 04/30/2019, MTN	250,000	281,624

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
BNZ International Funding, Ltd. 2.35%, 03/04/2019 (B)	$ 250,000	$ 253,263
BPCE SA
1.63%, 01/26/2018, MTN	300,000	300,307
4.63%, 07/11/2024 (B)	300,000	304,668
5.70%, 10/22/2023 (B)	300,000	325,040
Canadian Imperial Bank of Commerce
1.60%, 09/06/2019	250,000	249,968
2.25%, 07/21/2020 (B)	234,000	237,558
Citigroup, Inc.
2.05%, 12/07/2018	300,000	301,665
2.15%, 07/30/2018	219,000	220,537
2.35%, 08/02/2021	192,000	192,051
2.40%, 02/18/2020	800,000	807,997
2.70%, 03/30/2021	474,000	482,174
3.40%, 05/01/2026	400,000	406,690
3.70%, 01/12/2026	1,350,000	1,405,633
4.13%, 07/25/2028	365,000	374,070
4.40%, 06/10/2025	118,000	124,619
4.65%, 07/30/2045	139,000	152,088
4.75%, 05/18/2046	400,000	411,892
8.13%, 07/15/2039	56,000	85,401
Citizens Financial Group, Inc.
2.38%, 07/28/2021	78,000	78,080
4.30%, 12/03/2025	77,000	80,303
Comerica, Inc. 2.13%, 05/23/2019	250,000	251,663
Commonwealth Bank of Australia
2.25%, 03/16/2017 (B)	530,000	532,338
4.50%, 12/09/2025 (B) (I)	200,000	210,138
Cooperatieve Rabobank UA
3.38%, 01/19/2017, MTN	205,000	206,046
3.88%, 02/08/2022	300,000	325,376
5.80%, 09/30/2110 (B)	300,000	361,549
Credit Agricole SA 4.38%, 03/17/2025 (B)	400,000	408,253
Danske Bank A/S 2.00%, 09/08/2021 (B)	201,000	200,365
Discover Bank 4.20%, 08/08/2023	550,000	586,293
Fifth Third Bancorp 2.88%, 07/27/2020	208,000	214,841
Fifth Third Bank
2.38%, 04/25/2019	270,000	274,332
3.85%, 03/15/2026	200,000	210,204
HSBC Holdings PLC
2.65%, 01/05/2022	250,000	248,744
3.60%, 05/25/2023	2,007,000	2,073,030
4.00%, 03/30/2022	911,000	965,061
4.25%, 03/14/2024	500,000	512,530
4.30%, 03/08/2026	345,000	366,936
Huntington Bancshares, Inc.
2.30%, 01/14/2022	475,000	470,865
3.15%, 03/14/2021	282,000	290,980
Huntington National Bank 2.00%, 06/30/2018	250,000	251,427
Industrial & Commercial Bank of China, Ltd. 2.45%, 10/20/2021	400,000	400,646

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
ING Bank NV
1.65%, 08/15/2019 (B) (I)	$ 260,000	$ 259,149
3.75%, 03/07/2017 (B)	400,000	403,378
KeyBank NA
3.18%, 10/15/2027	250,000	255,803
5.70%, 11/01/2017	245,000	254,734
Lloyds Bank PLC
1.75%, 03/16/2018	325,000	326,239
2.05%, 01/22/2019	200,000	201,080
3.50%, 05/14/2025	200,000	212,362
Lloyds Banking Group PLC 3.10%, 07/06/2021 (I)	200,000	205,772
Macquarie Bank, Ltd.
2.60%, 06/24/2019 (B)	100,000	101,855
3.90%, 01/15/2026 (B)	570,000	599,034
Manufacturers & Traders Trust Co. 6.63%, 12/04/2017	250,000	263,466
Mitsubishi UFJ Financial Group, Inc.
2.53%, 09/13/2023	200,000	199,498
2.95%, 03/01/2021 (I)	297,000	304,800
Mizuho Bank, Ltd. 1.80%, 03/26/2018 (B) (I)	200,000	200,280
Mizuho Financial Group, Inc. 2.63%, 04/12/2021 (B)	263,000	265,569
National Australia Bank, Ltd.
2.00%, 06/20/2017 (B)	280,000	281,544
2.50%, 07/12/2026	250,000	242,997
Nordea Bank AB
1.63%, 05/15/2018 (B)	500,000	500,760
4.25%, 09/21/2022 (B)	384,000	412,566
PNC Bank NA
2.60%, 07/21/2020, MTN	500,000	512,165
6.88%, 04/01/2018	600,000	643,513
PNC Financial Services Group, Inc.
4.38%, 08/11/2020	75,000	81,595
5.13%, 02/08/2020	250,000	275,385
5.63%, 02/01/2017	130,000	131,438
6.70%, 06/10/2019	75,000	84,730
Regions Financial Corp. 3.20%, 02/08/2021	321,000	332,799
Royal Bank of Canada
1.20%, 09/19/2017	400,000	400,264
1.88%, 02/05/2020	500,000	503,510
Royal Bank of Scotland Group PLC 4.80%, 04/05/2026	350,000	356,801
Santander Issuances SAU 5.18%, 11/19/2025	250,000	259,005
Santander UK Group Holdings PLC
2.88%, 10/16/2020	360,000	361,464
3.13%, 01/08/2021	115,000	116,482
Santander UK PLC 2.50%, 03/14/2019	350,000	354,852
Societe Generale SA 2.50%, 04/08/2021 (B)	300,000	305,410
Stadshypotek AB 1.88%, 10/02/2019 (B)	530,000	533,773
Standard Chartered PLC 3.05%, 01/15/2021 (B) (I)	1,000,000	1,025,603

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Sumitomo Mitsui Financial Group, Inc.
2.44%, 10/19/2021 (I)	$ 239,000	$ 239,837
2.63%, 07/14/2026 (I)	322,000	311,213
2.93%, 03/09/2021	270,000	276,313
Sumitomo Mitsui Trust Bank, Ltd. 2.05%, 10/18/2019 (B)	600,000	601,738
SunTrust Banks, Inc. 2.90%, 03/03/2021	265,000	273,550
Toronto-Dominion Bank
1.75%, 07/23/2018, MTN	244,000	245,244
1.80%, 07/13/2021	114,000	113,330
2.13%, 04/07/2021, MTN	115,000	115,804
2.25%, 03/15/2021 (B)	300,000	304,640
2.50%, 12/14/2020, MTN	150,000	153,478
3.63% (A), 09/15/2031	223,000	222,756
US Bancorp
2.35%, 01/29/2021, MTN	400,000	408,670
2.38%, 07/22/2026, MTN	100,000	97,296
3.00%, 03/15/2022, MTN	233,000	244,428
4.13%, 05/24/2021, MTN	133,000	146,382
US Bank NA 2.13%, 10/28/2019	400,000	406,743
Wells Fargo & Co.
2.15%, 01/30/2020, MTN	1,300,000	1,309,681
2.50%, 03/04/2021	400,000	404,468
2.55%, 12/07/2020, MTN	132,000	134,304
2.60%, 07/22/2020, MTN	739,000	752,996
3.00%, 02/19/2025, MTN	509,000	509,722
3.30%, 09/09/2024, MTN	1,300,000	1,335,777
3.55%, 09/29/2025, MTN	400,000	415,170
4.30%, 07/22/2027, MTN	367,000	390,044
4.60%, 04/01/2021, MTN	600,000	658,715
4.65%, 11/04/2044, MTN	184,000	190,185
4.90%, 11/17/2045, MTN	202,000	217,144
5.63%, 12/11/2017	150,000	156,894
Westpac Banking Corp.
2.00%, 03/03/2020 (B) (I)	236,000	238,136
2.10%, 02/25/2021 (B)	600,000	605,260
2.60%, 11/23/2020	100,000	102,250

		55,735,253

Beverages - 0.6%
Anheuser-Busch InBev Finance, Inc.
1.90%, 02/01/2019 (I)	118,000	118,917
3.30%, 02/01/2023	1,259,000	1,314,007
4.70%, 02/01/2036	2,939,000	3,257,990
Anheuser-Busch InBev Worldwide, Inc.
2.50%, 07/15/2022	650,000	657,201
8.20%, 01/15/2039	240,000	379,264
Diageo Capital PLC
4.83%, 07/15/2020	90,000	100,005
5.75%, 10/23/2017	230,000	240,566
Heineken NV 1.40%, 10/01/2017 (B)	400,000	400,519
Molson Coors Brewing Co. 3.00%, 07/15/2026	198,000	196,271
PepsiCo, Inc.
3.10%, 07/17/2022	148,000	156,183
3.45%, 10/06/2046	300,000	284,559

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Beverages (continued)
PepsiCo, Inc. (continued)
4.60%, 07/17/2045	$ 78,000	$ 88,614
4.88%, 11/01/2040	33,000	38,261
7.90%, 11/01/2018	21,000	23,694
SABMiller Holdings, Inc. 3.75%, 01/15/2022 (B)	200,000	215,397

		7,471,448

Biotechnology - 0.5%
AbbVie, Inc.
2.85%, 05/14/2023	378,000	379,743
2.90%, 11/06/2022	200,000	202,452
3.20%, 11/06/2022	431,000	443,382
3.60%, 05/14/2025	130,000	132,565
4.30%, 05/14/2036	225,000	225,372
4.50%, 05/14/2035	961,000	980,270
Amgen, Inc.
2.13%, 05/01/2020	56,000	56,566
3.88%, 11/15/2021	400,000	430,167
4.40%, 05/01/2045	250,000	254,198
4.66%, 06/15/2051 (B)	841,000	860,080
4.95%, 10/01/2041	100,000	107,929
Biogen, Inc.
3.63%, 09/15/2022	147,000	156,666
5.20%, 09/15/2045	80,000	90,212
Celgene Corp.
2.13%, 08/15/2018 (I)	509,000	513,829
3.63%, 05/15/2024	298,000	307,079
3.88%, 08/15/2025	150,000	157,140
5.00%, 08/15/2045	160,000	171,669
Gilead Sciences, Inc.
2.50%, 09/01/2023	232,000	230,585
3.70%, 04/01/2024	300,000	317,286
4.00%, 09/01/2036	72,000	72,124
4.60%, 09/01/2035	583,000	625,887

		6,715,201

Capital Markets - 2.0%
Ameriprise Financial, Inc. 2.88%, 09/15/2026	349,000	346,905
Bank of New York Mellon Corp.
2.20%, 03/04/2019 - 08/16/2023, MTN	400,000	397,283
2.50%, 04/15/2021, MTN	267,000	272,237
2.60%, 08/17/2020, MTN	100,000	102,619
2.80%, 05/04/2026, MTN	76,000	76,667
3.55%, 09/23/2021	509,000	543,084
4.60%, 01/15/2020, MTN	40,000	43,450
5.45%, 05/15/2019	200,000	219,144
BlackRock, Inc. 3.38%, 06/01/2022	174,000	186,232
Charles Schwab Corp. 3.23%, 09/01/2022	100,000	105,315
CME Group, Inc. 3.00%, 09/15/2022 - 03/15/2025	360,000	376,781
Credit Suisse AG
1.75%, 01/29/2018	250,000	250,139
2.30%, 05/28/2019, MTN	500,000	505,132
3.00%, 10/29/2021	250,000	256,478

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Credit Suisse Group Funding Guernsey, Ltd.
3.13%, 12/10/2020	$ 250,000	$ 252,504
3.75%, 03/26/2025	250,000	247,972
3.80%, 09/15/2022	250,000	254,128
4.88%, 05/15/2045	250,000	262,574
Deutsche Bank AG
1.88%, 02/13/2018	120,000	118,302
2.95%, 08/20/2020	58,000	56,704
3.38%, 05/12/2021, MTN	392,000	385,686
4.10%, 01/13/2026 (I)	700,000	683,551
6.00%, 09/01/2017	470,000	481,991
Goldman Sachs Group, Inc.
2.35%, 11/15/2021	600,000	596,356
2.60%, 04/23/2020	99,000	100,633
2.75%, 09/15/2020	44,000	44,869
2.88%, 02/25/2021	130,000	132,977
3.50%, 01/23/2025	178,000	182,551
3.63%, 01/22/2023	1,800,000	1,893,847
3.75%, 05/22/2025 - 02/25/2026	285,000	297,377
4.25%, 10/21/2025	100,000	104,627
5.15%, 05/22/2045	48,000	51,860
5.38%, 03/15/2020, MTN	1,021,000	1,127,226
5.95%, 01/18/2018	190,000	199,906
6.75%, 10/01/2037	200,000	252,248
7.50%, 02/15/2019, MTN	2,475,000	2,782,603
Invesco Finance PLC 4.00%, 01/30/2024	160,000	172,673
Legg Mason, Inc. 4.75%, 03/15/2026	394,000	420,548
Macquarie Group, Ltd.
6.00%, 01/14/2020 (B)	450,000	497,022
6.25%, 01/14/2021 (B)	725,000	819,910
Morgan Stanley
1.88%, 01/05/2018	170,000	170,599
2.45%, 02/01/2019, MTN	285,000	289,389
2.50%, 04/21/2021, MTN	213,000	214,685
2.65%, 01/27/2020	315,000	320,524
3.88%, 01/27/2026, MTN	919,000	968,972
4.00%, 07/23/2025, MTN	796,000	848,198
4.10%, 05/22/2023, MTN	150,000	158,044
5.00%, 11/24/2025	497,000	549,735
5.63%, 09/23/2019, MTN	1,000,000	1,100,986
7.30%, 05/13/2019, MTN	1,800,000	2,035,318
Nomura Holdings, Inc. 6.70%, 03/04/2020	257,000	293,758
State Street Corp.
2.65%, 05/19/2026	150,000	149,905
3.70%, 11/20/2023	615,000	665,482
TD Ameritrade Holding Corp. 2.95%, 04/01/2022	138,000	142,657
UBS Group Funding Jersey, Ltd.
2.65%, 02/01/2022 (B)	400,000	397,858
4.13%, 09/24/2025 - 04/15/2026 (B)	521,000	543,546

		24,951,767

Chemicals - 0.4%
Agrium, Inc.
3.38%, 03/15/2025	120,000	121,797
4.13%, 03/15/2035	450,000	440,101
5.25%, 01/15/2045	114,000	125,938

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Chemicals (continued)
Air Liquide Finance SA 2.25%, 09/27/2023 (B)	$ 228,000	$ 225,920
Dow Chemical Co.
3.00%, 11/15/2022	87,000	89,591
4.13%, 11/15/2021	87,000	94,415
E.I. du Pont de Nemours & Co. 4.90%, 01/15/2041	90,000	98,532
Ecolab, Inc.
2.00%, 01/14/2019	300,000	303,449
5.50%, 12/08/2041	420,000	518,672
Monsanto Co. 4.70%, 07/15/2064	100,000	94,183
Mosaic Co.
4.25%, 11/15/2023 (I)	209,000	214,421
4.88%, 11/15/2041	253,000	240,241
5.45%, 11/15/2033	472,000	475,112
Potash Corp. of Saskatchewan, Inc.
3.00%, 04/01/2025	137,000	134,926
6.50%, 05/15/2019	260,000	288,973
PPG Industries, Inc. 9.00%, 05/01/2021	310,000	392,797
Praxair, Inc. 2.65%, 02/05/2025	82,000	83,376
Union Carbide Corp.
7.50%, 06/01/2025	400,000	492,469
7.75%, 10/01/2096	210,000	270,166

		4,705,079

Commercial Services & Supplies - 0.1%
ERAC USA Finance LLC
4.50%, 08/16/2021 (B)	175,000	192,133
5.25%, 10/01/2020 (B)	65,000	72,324
5.63%, 03/15/2042 (B)	141,000	165,814
6.70%, 06/01/2034 (B)	331,000	426,415
MUFG Americas Holdings Corp. 2.25%, 02/10/2020	54,000	54,308
Pitney Bowes, Inc. 5.60%, 03/15/2018, MTN	100,000	105,002
Republic Services, Inc. 2.90%, 07/01/2026	96,000	95,874
Tyco International Finance SA 5.13%, 09/14/2045	43,000	49,314
Waste Management, Inc.
2.40%, 05/15/2023	119,000	119,356
3.90%, 03/01/2035	38,000	39,919
4.75%, 06/30/2020	319,000	352,050

		1,672,509

Communications Equipment - 0.2%
Cisco Systems, Inc.
1.85%, 09/20/2021	200,000	199,643
2.20%, 02/28/2021	600,000	610,241
2.45%, 06/15/2020	75,000	76,972
2.90%, 03/04/2021	55,000	57,447
2.95%, 02/28/2026	73,000	75,686
3.00%, 06/15/2022	194,000	203,795
3.63%, 03/04/2024	200,000	216,675
4.45%, 01/15/2020	75,000	81,602
5.90%, 02/15/2039	100,000	130,632

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Communications Equipment (continued)
Harris Corp.
3.83%, 04/27/2025	$ 400,000	$ 418,027
4.85%, 04/27/2035	130,000	139,306

		2,210,026

Construction & Engineering - 0.1%
ABB Finance USA, Inc.
1.63%, 05/08/2017	210,000	210,533
2.88%, 05/08/2022	352,000	364,486
4.38%, 05/08/2042	128,000	141,350
Fluor Corp. 3.38%, 09/15/2021	547,000	579,428

		1,295,797

Construction Materials - 0.0% (J)
CRH America, Inc. 5.13%, 05/18/2045 (B)	200,000	220,509

Consumer Finance - 1.0%
American Express Co.
3.63%, 12/05/2024	63,000	65,251
7.00%, 03/19/2018	700,000	752,562
American Express Credit Corp.
1.80%, 07/31/2018, MTN	163,000	163,755
2.25%, 05/05/2021, MTN	235,000	237,165
2.38%, 05/26/2020, MTN	212,000	215,594
American Honda Finance Corp.
2.13%, 10/10/2018	200,000	203,212
2.30%, 09/09/2026, MTN	67,000	65,793
7.63%, 10/01/2018 (B)	300,000	334,762
BMW US Capital LLC 2.25%, 09/15/2023 (B)	330,000	325,783
Capital One Financial Corp.
3.50%, 06/15/2023	845,000	871,992
3.75%, 04/24/2024 - 07/28/2026	450,000	455,900
4.20%, 10/29/2025	512,000	531,652
Capital One NA
2.40%, 09/05/2019	350,000	355,198
2.95%, 07/23/2021	250,000	256,254
Daimler Finance North America LLC 2.88%, 03/10/2021 (B)	550,000	568,149
Ford Motor Credit Co. LLC
1.72%, 12/06/2017	363,000	363,052
2.24%, 06/15/2018	200,000	201,170
2.38%, 03/12/2019	600,000	605,147
2.94%, 01/08/2019, MTN	400,000	408,120
4.13%, 08/04/2025	212,000	220,316
4.25%, 09/20/2022	332,000	353,576
4.38%, 08/06/2023	300,000	320,006
4.39%, 01/08/2026, MTN	1,000,000	1,052,939
General Motors Financial Co., Inc.
3.20%, 07/13/2020 - 07/06/2021	612,000	620,670
3.70%, 05/09/2023	376,000	380,918
4.00%, 01/15/2025 - 10/06/2026	554,000	552,989
John Deere Capital Corp.
1.60%, 07/13/2018, MTN	71,000	71,338
2.75%, 03/15/2022, MTN	153,000	158,796
2.80%, 03/04/2021, MTN (I)	300,000	311,076
2.80%, 03/06/2023, MTN	363,000	374,164
5.75%, 09/10/2018, MTN	100,000	107,923

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Consumer Finance (continued)
PACCAR Financial Corp.
1.30%, 05/10/2019, MTN	$ 93,000	$ 92,891
1.60%, 03/15/2017, MTN	197,000	197,533
2.25%, 02/25/2021, MTN	156,000	158,439
Synchrony Financial 3.70%, 08/04/2026	658,000	648,199
Toyota Motor Credit Corp.
1.90%, 04/08/2021, MTN	194,000	194,730
2.10%, 01/17/2019, MTN	111,000	112,867
2.80%, 07/13/2022, MTN	250,000	260,288

		13,170,169

Containers & Packaging - 0.0% (J)
International Paper Co.
3.00%, 02/15/2027	286,000	282,097
7.30%, 11/15/2039	200,000	262,931

		545,028

Diversified Consumer Services - 0.1%
Nationwide Building Society
2.45%, 07/27/2021 (B)	200,000	202,377
4.00%, 09/14/2026 (B)	250,000	246,617
President and Fellows of Harvard College 3.30%, 07/15/2056	414,000	409,092

		858,086

Diversified Financial Services - 0.5%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 3.95%, 02/01/2022	154,000	156,960
Berkshire Hathaway, Inc. 2.75%, 03/15/2023	375,000	386,135
Blackstone Holdings Finance Co. LLC 5.88%, 03/15/2021 (B)	500,000	574,426
GE Capital International Funding Co. Unlimited Co.
2.34%, 11/15/2020	2,553,000	2,603,945
3.37%, 11/15/2025	744,000	791,333
4.42%, 11/15/2035	779,000	849,700
Jefferies Group LLC
6.25%, 01/15/2036	260,000	265,461
6.45%, 06/08/2027	180,000	200,828
National Rural Utilities Cooperative Finance Corp. 10.38%, 11/01/2018	250,000	293,452
Protective Life Global Funding 2.00%, 09/14/2021 (B)	400,000	396,248

		6,518,488

Diversified Telecommunication Services - 1.4%
AT&T, Inc.
3.00%, 06/30/2022	556,000	563,778
3.40%, 05/15/2025	42,000	41,863
3.60%, 02/17/2023	2,333,000	2,401,980
3.88%, 08/15/2021	630,000	667,894
4.60%, 02/15/2021	400,000	432,594
4.75%, 05/15/2046	44,000	43,057
5.35%, 09/01/2040	943,000	991,416
6.00%, 08/15/2040	200,000	228,195
6.15%, 09/15/2034	208,000	238,235

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services (continued)
AT&T, Inc. (continued)
6.30%, 01/15/2038	$ 500,000	$ 580,070
6.38%, 03/01/2041	240,000	283,073
6.50%, 09/01/2037	200,000	239,432
BellSouth LLC 6.55%, 06/15/2034	300,000	341,060
British Telecommunications PLC
5.95%, 01/15/2018	200,000	210,653
9.38%, 12/15/2030	180,000	288,803
Centel Capital Corp. 9.00%, 10/15/2019	450,000	517,500
Deutsche Telekom International Finance BV
1.95%, 09/19/2021 (B)	150,000	148,426
8.75%, 06/15/2030	330,000	503,550
GTP Acquisition Partners I LLC
2.35%, 06/15/2045 (B)	77,000	76,698
3.48%, 06/15/2050 (B)	81,000	84,422
Nippon Telegraph & Telephone Corp. 1.40%, 07/18/2017	400,000	400,428
Orange SA 9.00%, 03/01/2031	430,000	675,076
Telefonica Emisiones SAU
5.13%, 04/27/2020	663,000	726,911
5.46%, 02/16/2021	91,000	102,492
Verizon Communications, Inc.
2.63%, 02/21/2020 - 08/15/2026	482,000	466,451
3.50%, 11/01/2021	600,000	633,962
4.15%, 03/15/2024	300,000	325,075
4.27%, 01/15/2036	400,000	401,637
4.40%, 11/01/2034	1,227,000	1,243,216
4.50%, 09/15/2020	476,000	517,436
4.52%, 09/15/2048	129,000	128,282
4.67%, 03/15/2055	473,000	461,109
4.86%, 08/21/2046	189,000	200,184
5.01%, 08/21/2054	25,000	25,778
5.05%, 03/15/2034	539,000	584,898
5.15%, 09/15/2023	1,314,000	1,503,032
5.85%, 09/15/2035	775,000	921,414

		18,200,080

Electric Utilities - 1.7%
AEP Texas Central Co. 6.65%, 02/15/2033	100,000	126,776
Alabama Power Co.
3.75%, 03/01/2045	47,000	47,823
5.60%, 03/15/2033	160,000	192,474
6.00%, 03/01/2039	248,000	319,823
6.13%, 05/15/2038	77,000	99,955
American Electric Power Co., Inc. 1.65%, 12/15/2017	83,000	83,216
Appalachian Power Co.
5.95%, 05/15/2033	50,000	59,768
6.38%, 04/01/2036	200,000	253,045
6.70%, 08/15/2037	200,000	262,572
Arizona Public Service Co.
2.20%, 01/15/2020	50,000	50,898
4.50%, 04/01/2042	121,000	134,886
5.05%, 09/01/2041	303,000	360,673

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Baltimore Gas & Electric Co. 3.50%, 08/15/2046 (I)	$ 188,000	$ 183,543
Cleveland Electric Illuminating Co.
7.88%, 11/01/2017	180,000	190,443
8.88%, 11/15/2018	337,000	383,487
Comision Federal de Electricidad 4.88%, 05/26/2021 (B) (I)	261,000	276,008
Commonwealth Edison Co. 3.65%, 06/15/2046	162,000	161,636
Duke Energy Carolinas LLC
4.30%, 06/15/2020	156,000	170,300
6.00%, 12/01/2028 - 01/15/2038	633,000	815,577
6.45%, 10/15/2032	100,000	131,775
Duke Energy Corp. 2.65%, 09/01/2026	85,000	82,707
Duke Energy Indiana LLC 3.75%, 07/15/2020 - 05/15/2046	400,000	414,555
Duke Energy Progress LLC
3.00%, 09/15/2021	610,000	641,370
3.70%, 10/15/2046	215,000	214,711
5.30%, 01/15/2019	80,000	86,678
Edison International 2.95%, 03/15/2023	400,000	410,079
Enel Finance International NV 5.13%, 10/07/2019 (B)	450,000	491,022
Entergy Corp. 2.95%, 09/01/2026	78,000	77,147
Entergy Louisiana LLC
2.40%, 10/01/2026	237,000	231,883
3.05%, 06/01/2031	189,000	189,762
3.25%, 04/01/2028	387,000	400,797
Entergy Mississippi, Inc. 2.85%, 06/01/2028	166,000	165,724
Exelon Corp. 3.40%, 04/15/2026	127,000	131,139
Florida Power & Light Co.
3.13%, 12/01/2025	200,000	210,938
4.95%, 06/01/2035	100,000	117,587
5.13%, 06/01/2041	112,000	137,938
Fortis, Inc. 3.06%, 10/04/2026 (B)	1,000,000	984,039
Georgia Power Co. 3.25%, 04/01/2026	196,000	206,047
Great Plains Energy, Inc. 4.85%, 06/01/2021	326,000	355,765
Hydro-Quebec
8.40%, 01/15/2022	420,000	542,340
9.40%, 02/01/2021	100,000	128,234
John Sevier Combined Cycle Generation LLC 4.63%, 01/15/2042	471,772	537,768
Kansas City Power & Light Co. 5.30%, 10/01/2041	500,000	575,175
Massachusetts Electric Co.
4.00%, 08/15/2046 (B)	201,000	203,999
5.90%, 11/15/2039 (B)	55,000	68,764
MidAmerican Energy Co. 5.75%, 11/01/2035, MTN	600,000	755,485

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Nevada Power Co.
5.38%, 09/15/2040	$ 52,000	$ 62,175
5.45%, 05/15/2041	400,000	494,767
7.13%, 03/15/2019	100,000	113,103
Niagara Mohawk Power Corp. 4.88%, 08/15/2019 (B)	50,000	54,143
NiSource Finance Corp.
5.80%, 02/01/2042 (I)	600,000	723,479
6.80%, 01/15/2019	200,000	221,579
Northern States Power Co.
5.35%, 11/01/2039	19,000	23,693
6.20%, 07/01/2037	70,000	96,175
6.25%, 06/01/2036	150,000	204,856
Ohio Edison Co. 6.88%, 07/15/2036	150,000	194,138
Pacific Gas & Electric Co.
2.45%, 08/15/2022	181,000	183,738
2.95%, 03/01/2026	311,000	319,266
3.25%, 09/15/2021	159,000	167,523
4.50%, 12/15/2041	200,000	221,599
4.60%, 06/15/2043	100,000	112,653
5.40%, 01/15/2040	42,000	52,413
6.05%, 03/01/2034	60,000	78,761
PacifiCorp
5.50%, 01/15/2019	125,000	135,960
5.65%, 07/15/2018	100,000	107,272
6.25%, 10/15/2037	360,000	485,022
Pennsylvania Electric Co. 6.05%, 09/01/2017	150,000	155,469
PPL Capital Funding, Inc. 4.20%, 06/15/2022	165,000	179,820
PPL Electric Utilities Corp. 2.50%, 09/01/2022	100,000	101,674
Progress Energy, Inc.
4.88%, 12/01/2019	200,000	218,013
6.00%, 12/01/2039	50,000	62,487
7.75%, 03/01/2031	150,000	206,841
Public Service Co. of Colorado
2.25%, 09/15/2022	137,000	138,675
3.20%, 11/15/2020	56,000	58,739
3.55%, 06/15/2046	37,000	36,609
Public Service Co. of New Hampshire 3.50%, 11/01/2023	60,000	63,572
Public Service Co. of Oklahoma 5.15%, 12/01/2019	133,000	145,113
Public Service Electric & Gas Co.
2.25%, 09/15/2026, MTN	140,000	137,134
3.65%, 09/01/2042, MTN	138,000	139,049
5.38%, 11/01/2039, MTN	28,000	34,628
San Diego Gas & Electric Co. 6.13%, 09/15/2037	100,000	134,116
South Carolina Electric & Gas Co. 4.50%, 06/01/2064	58,000	59,600
Southern California Edison Co.
3.90%, 12/01/2041	100,000	105,162
5.50%, 03/15/2040	130,000	165,455
6.65%, 04/01/2029	300,000	389,507

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Southern Power Co. 5.15%, 09/15/2041	$ 260,000	$ 277,470
Southwestern Electric Power Co. 2.75%, 10/01/2026	500,000	491,536
Southwestern Public Service Co. 4.50%, 08/15/2041	100,000	111,897
Three Gorges Finance I Cayman Islands, Ltd. 3.15%, 06/02/2026 (B)	200,000	200,580
Toledo Edison Co. 6.15%, 05/15/2037	200,000	246,413
Tri-State Generation & Transmission Association, Inc. 4.25%, 06/01/2046	124,000	127,373
Virginia Electric & Power Co.
2.95%, 01/15/2022	157,000	164,455
6.00%, 05/15/2037	140,000	183,485
Wisconsin Electric Power Co.
2.95%, 09/15/2021	26,000	27,267
3.10%, 06/01/2025 (I)	82,000	85,460
3.65%, 12/15/2042	144,000	142,580
Xcel Energy, Inc.
2.40%, 03/15/2021	150,000	153,059
3.30%, 06/01/2025	277,000	288,473
4.70%, 05/15/2020	50,000	54,296
4.80%, 09/15/2041	116,000	131,191
6.50%, 07/01/2036	130,000	172,689

		22,108,533

Electrical Equipment - 0.1%
Eaton Corp. 7.63%, 04/01/2024	500,000	618,965

Electronic Equipment, Instruments & Components - 0.1%
Arrow Electronics, Inc.
3.50%, 04/01/2022	100,000	102,689
6.00%, 04/01/2020	385,000	425,279
6.88%, 06/01/2018	92,000	98,777
7.50%, 01/15/2027	310,000	383,178

		1,009,923

Energy Equipment & Services - 0.3%
ANR Pipeline Co. 9.63%, 11/01/2021	200,000	266,141
Boardwalk Pipelines, LP
4.95%, 12/15/2024	350,000	364,042
5.95%, 06/01/2026	170,000	188,528
Gulf South Pipeline Co., LP 4.00%, 06/15/2022	400,000	411,322
Halliburton Co.
3.50%, 08/01/2023	150,000	153,278
4.85%, 11/15/2035	130,000	140,336
6.15%, 09/15/2019	70,000	78,159
7.60%, 08/15/2096 (B)	160,000	206,258
Nabors Industries, Inc.
4.63%, 09/15/2021	555,000	549,168
5.00%, 09/15/2020	100,000	101,119
Noble Holding International, Ltd. 5.25%, 03/16/2018 (I)	48,000	47,730

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Energy Equipment & Services (continued)
Schlumberger Holdings Corp. 3.63%, 12/21/2022 (B)	$ 165,000	$ 176,372
Schlumberger Investment SA
3.30%, 09/14/2021 (B) (I)	344,000	363,242
3.65%, 12/01/2023	164,000	175,423
Texas Eastern Transmission, LP 2.80%, 10/15/2022 (B)	462,000	460,094

		3,681,212

Equity Real Estate Investment Trusts - 0.8%
American Tower Corp.
2.25%, 01/15/2022	300,000	295,992
3.38%, 10/15/2026	281,000	279,640
3.50%, 01/31/2023	201,000	207,740
4.70%, 03/15/2022	139,000	153,334
5.90%, 11/01/2021	150,000	173,440
AvalonBay Communities, Inc.
2.85%, 03/15/2023, MTN	510,000	515,311
3.50%, 11/15/2024, MTN	120,000	125,375
Boston Properties, LP
2.75%, 10/01/2026	162,000	156,518
3.65%, 02/01/2026	408,000	422,278
Brixmor Operating Partnership, LP 3.85%, 02/01/2025	400,000	406,888
Crown Castle International Corp.
2.25%, 09/01/2021	154,000	152,713
4.88%, 04/15/2022	400,000	441,320
5.25%, 01/15/2023	200,000	223,482
DDR Corp. 3.63%, 02/01/2025	140,000	140,446
Duke Realty, LP
3.25%, 06/30/2026	84,000	84,583
4.38%, 06/15/2022 (I)	168,000	182,355
Equity Commonwealth
5.88%, 09/15/2020	485,000	528,261
6.65%, 01/15/2018	215,000	221,600
ERP Operating, LP
2.85%, 11/01/2026	184,000	181,736
4.63%, 12/15/2021	587,000	654,254
GAIF Bond Issuer Pty, Ltd. 3.40%, 09/30/2026 (B)	353,000	351,345
HCP, Inc.
3.40%, 02/01/2025	114,000	111,733
3.88%, 08/15/2024	105,000	107,780
4.20%, 03/01/2024	54,000	56,578
4.25%, 11/15/2023	232,000	244,087
Liberty Property, LP 3.25%, 10/01/2026	107,000	106,240
Prologis, LP 3.75%, 11/01/2025	38,000	40,685
Realty Income Corp.
3.00%, 01/15/2027	199,000	195,550
3.25%, 10/15/2022	250,000	259,524
Scentre Group Trust 1 / Scentre Group Trust 2 3.50%, 02/12/2025 (B)	300,000	307,956
Simon Property Group, LP
3.75%, 02/01/2024	242,000	259,782
4.38%, 03/01/2021	457,000	500,339

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts (continued)
UDR, Inc. 2.95%, 09/01/2026, MTN	$ 116,000	$ 114,325
Ventas Realty, LP
3.13%, 06/15/2023	150,000	152,015
3.50%, 02/01/2025	54,000	55,233
3.75%, 05/01/2024	150,000	156,739
4.13%, 01/15/2026	79,000	84,113
VEREIT Operating Partnership, LP 4.60%, 02/06/2024	530,000	548,550
Welltower, Inc.
3.75%, 03/15/2023	50,000	52,126
4.00%, 06/01/2025	200,000	209,405
4.25%, 04/01/2026	500,000	533,473

		9,994,844

Food & Staples Retailing - 0.4%
CK Hutchison International 16, Ltd.
1.88%, 10/03/2021 (B)	241,000	237,351
2.75%, 10/03/2026 (B)	350,000	341,263
Costco Wholesale Corp. 2.25%, 02/15/2022	129,000	131,576
CVS Health Corp.
2.13%, 06/01/2021	611,000	611,053
2.75%, 12/01/2022	100,000	101,712
2.88%, 06/01/2026	370,000	367,266
CVS Pass-Through Trust 5.93%, 01/10/2034 (B)	585,978	688,574
Kroger Co.
2.20%, 01/15/2017	123,000	123,368
5.40%, 07/15/2040	51,000	59,292
6.15%, 01/15/2020	300,000	338,863
7.50%, 04/01/2031	600,000	835,814
8.00%, 09/15/2029	175,000	247,460
Sysco Corp. 3.75%, 10/01/2025	102,000	107,168
Walgreen Co. 4.40%, 09/15/2042	230,000	233,167
Walgreens Boots Alliance, Inc.
3.10%, 06/01/2023	756,000	764,985
4.50%, 11/18/2034	46,000	47,817
4.80%, 11/18/2044	100,000	107,072

		5,343,801

Food Products - 0.4%
Bunge, Ltd. Finance Corp.
3.25%, 08/15/2026	142,000	142,130
3.50%, 11/24/2020	31,000	32,350
8.50%, 06/15/2019	310,000	361,240
Cargill, Inc.
3.30%, 03/01/2022 (B)	250,000	263,064
7.35%, 03/06/2019 (B)	250,000	282,609
Danone SA 2.59%, 11/02/2023 (B) (G)	550,000	549,691
Kraft Heinz Foods Co.
2.80%, 07/02/2020	400,000	411,537
3.50%, 06/06/2022	180,000	190,070
3.95%, 07/15/2025	269,000	287,592
5.38%, 02/10/2020	138,000	152,337
6.88%, 01/26/2039	328,000	439,410

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Food Products (continued)
Mead Johnson Nutrition Co. 4.13%, 11/15/2025	$ 288,000	$ 307,510
Mondelez International, Inc. 4.00%, 02/01/2024	500,000	554,606
Tyson Foods, Inc. 4.88%, 08/15/2034	430,000	463,092

		4,437,238

Gas Utilities - 0.2%
Atmos Energy Corp. 8.50%, 03/15/2019	44,000	50,847
Boston Gas Co. 4.49%, 02/15/2042 (B)	330,000	351,255
CenterPoint Energy Resources Corp. 4.50%, 01/15/2021	352,000	377,328
KeySpan Gas East Corp. 2.74%, 08/15/2026 (B)	172,000	171,353
Korea Gas Corp. 1.88%, 07/18/2021 (B)	200,000	197,978
Southern Co. Gas Capital Corp.
2.45%, 10/01/2023	77,000	76,992
3.25%, 06/15/2026	85,000	87,016
3.50%, 09/15/2021	601,000	634,913
3.95%, 10/01/2046	94,000	93,194
5.25%, 08/15/2019	100,000	108,737
5.88%, 03/15/2041	109,000	132,722
Southwest Gas Corp. 3.80%, 09/29/2046	177,000	173,777

		2,456,112

Health Care Equipment & Supplies - 0.0% (J)
Becton Dickinson and Co.
2.68%, 12/15/2019	38,000	39,161
3.73%, 12/15/2024	49,000	52,230
Medtronic, Inc.
3.15%, 03/15/2022	100,000	105,425
4.38%, 03/15/2035	117,000	128,348
Stryker Corp. 3.50%, 03/15/2026	79,000	82,256
Thermo Fisher Scientific, Inc. 2.95%, 09/19/2026	161,000	158,559

		565,979

Health Care Providers & Services - 0.3%
Aetna, Inc.
2.80%, 06/15/2023	90,000	91,201
4.50%, 05/15/2042	153,000	162,601
6.75%, 12/15/2037	305,000	409,015
Anthem, Inc.
3.13%, 05/15/2022	492,000	508,047
3.30%, 01/15/2023	105,000	108,398
4.65%, 01/15/2043	38,000	40,272
Cardinal Health, Inc.
3.75%, 09/15/2025 (I)	75,000	80,009
4.90%, 09/15/2045	45,000	51,380
Express Scripts Holding Co.
3.00%, 07/15/2023	51,000	50,721
4.50%, 02/25/2026	227,000	243,191
4.80%, 07/15/2046	62,000	61,726

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services (continued)
Laboratory Corp. of America Holdings 3.20%, 02/01/2022	$ 170,000	$ 176,828
Mayo Clinic 4.13%, 11/15/2052	198,000	212,991
Providence St Joseph Health Obligated Group 2.75%, 10/01/2026	168,000	166,469
Quest Diagnostics, Inc. 3.45%, 06/01/2026	75,000	77,096
Texas Health Resources 4.33%, 11/15/2055	175,000	186,913
UnitedHealth Group, Inc.
2.13%, 03/15/2021 (I)	300,000	302,778
3.10%, 03/15/2026	281,000	288,915
3.35%, 07/15/2022	84,000	89,365
3.38%, 11/15/2021	412,000	438,495
4.63%, 07/15/2035	234,000	266,907

		4,013,318

Hotels, Restaurants & Leisure - 0.1%
McDonald’s Corp.
4.70%, 12/09/2035, MTN	465,000	510,503
6.30%, 10/15/2037, MTN	81,000	104,039

		614,542

Household Products - 0.0% (J)
Kimberly-Clark Corp. 2.40%, 03/01/2022	68,000	69,656

Independent Power & Renewable Electricity Producers - 0.1%
Exelon Generation Co. LLC
4.00%, 10/01/2020	258,000	274,378
4.25%, 06/15/2022	342,000	364,031
5.75%, 10/01/2041	86,000	88,990
PSEG Power LLC 4.15%, 09/15/2021	242,000	257,393

		984,792

Industrial Conglomerates - 0.1%
General Electric Co.
3.10%, 01/09/2023, MTN	287,000	302,338
4.65%, 10/17/2021, MTN	258,000	291,817
5.50%, 01/08/2020, MTN	510,000	569,914
6.00%, 08/07/2019, MTN	121,000	135,865
6.75%, 03/15/2032, MTN	139,000	191,176
Koninklijke Philips NV 3.75%, 03/15/2022	200,000	215,641

		1,706,751

Insurance - 1.0%
Aflac, Inc. 6.90%, 12/17/2039	200,000	273,650
AIG SunAmerica Global Financing X 6.90%, 03/15/2032 (B)	800,000	1,056,081
American International Group, Inc. 4.13%, 02/15/2024	200,000	214,994
Aon Corp. 6.25%, 09/30/2040	83,000	102,883
Aon PLC 3.88%, 12/15/2025	268,000	284,311

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
Berkshire Hathaway Finance Corp.
4.40%, 05/15/2042	$ 268,000	$ 296,432
5.75%, 01/15/2040	100,000	130,488
Chubb INA Holdings, Inc.
2.88%, 11/03/2022	130,000	135,441
3.15%, 03/15/2025	275,000	285,361
3.35%, 05/15/2024	250,000	264,050
CNA Financial Corp.
3.95%, 05/15/2024	164,000	170,916
4.50%, 03/01/2026	119,000	127,856
Dai-ichi Life Insurance Co., Ltd. 4.00% (A), 07/24/2026 (B) (K)	421,000	421,526
Jackson National Life Global Funding 3.05%, 04/29/2026 (B)	303,000	302,445
Liberty Mutual Group, Inc.
4.95%, 05/01/2022 (B)	200,000	224,181
6.50%, 03/15/2035 (B)	300,000	367,140
Liberty Mutual Insurance Co. 7.88%, 10/15/2026 (B)	200,000	253,500
Lincoln National Corp.
4.00%, 09/01/2023 (I)	300,000	319,423
4.20%, 03/15/2022	211,000	228,041
6.15%, 04/07/2036	200,000	231,391
Marsh & McLennan Cos., Inc.
2.35%, 03/06/2020	176,000	178,054
3.30%, 03/14/2023	99,000	103,408
3.50%, 06/03/2024	100,000	104,731
4.05%, 10/15/2023	250,000	271,002
Massachusetts Mutual Life Insurance Co.
5.38%, 12/01/2041 (B)	147,000	169,310
8.88%, 06/01/2039 (B)	170,000	262,568
MassMutual Global Funding II 2.00%, 04/05/2017 (B)	170,000	170,562
MetLife, Inc. 3.00%, 03/01/2025	200,000	202,918
Metropolitan Life Global Funding I 3.88%, 04/11/2022 (B)	720,000	778,791
Nationwide Mutual Insurance Co. 9.38%, 08/15/2039 (B)	200,000	305,764
New York Life Global Funding
2.00%, 04/13/2021 (B)	96,000	96,256
2.15%, 06/18/2019 (B)	350,000	356,129
2.35%, 07/14/2026 (B)	226,000	220,189
Pacific Life Global Funding 5.00%, 05/15/2017 (B)	100,000	101,549
Pacific Life Insurance Co. 9.25%, 06/15/2039 (B)	380,000	581,106
Principal Life Global Funding II 2.25%, 10/15/2018 (B)	200,000	202,521
Progressive Corp. 2.45%, 01/15/2027 (I)	320,000	312,565
Prudential Financial, Inc. 5.75%, 07/15/2033, MTN	130,000	152,643
Prudential Insurance Co. of America 8.30%, 07/01/2025 (B)	900,000	1,205,312
Reliance Standard Life Global Funding II
2.50%, 01/15/2020 (B)	130,000	131,025
3.05%, 01/20/2021 (B)	298,000	305,241

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
Teachers Insurance & Annuity Association of America 4.90%, 09/15/2044 (B)	$ 150,000	$ 166,820
Travelers Property Casualty Corp. 7.75%, 04/15/2026	450,000	603,848

		12,672,422

Internet & Direct Marketing Retail - 0.0% (J)
Amazon.com, Inc.
3.80%, 12/05/2024	263,000	287,865
4.80%, 12/05/2034	215,000	245,405

		533,270

Internet Software & Services - 0.1%
eBay, Inc.
2.60%, 07/15/2022	537,000	536,484
4.00%, 07/15/2042	133,000	117,158

		653,642

IT Services - 0.2%
HP Enterprise Services LLC 7.45%, 10/15/2029	500,000	605,626
International Business Machines Corp.
1.80%, 05/17/2019	315,000	318,554
2.25%, 02/19/2021 (I)	277,000	282,809
4.00%, 06/20/2042 (I)	169,000	173,510
7.00%, 10/30/2025	508,000	675,500
Total System Services, Inc. 4.80%, 04/01/2026	165,000	183,244
Xerox Corp.
4.50%, 05/15/2021	80,000	85,475
5.63%, 12/15/2019	228,000	248,516

		2,573,234

Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific, Inc.
3.00%, 04/15/2023	45,000	45,676
3.15%, 01/15/2023	218,000	222,717
3.60%, 08/15/2021	176,000	186,338
4.15%, 02/01/2024	217,000	233,710

		688,441

Machinery - 0.2%
Caterpillar Financial Services Corp.
1.93%, 10/01/2021 (B)	262,000	259,163
2.40%, 08/09/2026	270,000	263,438
7.15%, 02/15/2019, MTN	100,000	112,461
Caterpillar, Inc.
1.50%, 06/26/2017	115,000	115,356
2.60%, 06/26/2022	123,000	126,057
7.90%, 12/15/2018	250,000	283,077
Deere & Co.
2.60%, 06/08/2022	119,000	122,231
3.90%, 06/09/2042	107,000	111,836
Illinois Tool Works, Inc. 3.90%, 09/01/2042	624,000	661,713
Ingersoll-Rand Luxembourg Finance SA 2.63%, 05/01/2020	200,000	203,607
Pentair Finance SA
2.90%, 09/15/2018	131,000	132,818
4.65%, 09/15/2025	200,000	209,628

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Machinery (continued)
Roper Technologies, Inc. 3.00%, 12/15/2020	$ 52,000	$ 53,843
Xylem, Inc.
3.25%, 11/01/2026	74,000	74,041
4.38%, 11/01/2046	80,000	79,646

		2,808,915

Media - 0.9%
21st Century Fox America, Inc.
6.20%, 12/15/2034	250,000	308,144
7.25%, 05/18/2018	155,000	168,385
7.30%, 04/30/2028	130,000	173,125
7.70%, 10/30/2025	300,000	405,154
8.88%, 04/26/2023	200,000	266,350
CBS Corp.
2.90%, 01/15/2027	250,000	243,582
3.70%, 08/15/2024	63,000	66,152
4.00%, 01/15/2026	208,000	220,753
4.85%, 07/01/2042	150,000	157,422
Charter Communications Operating LLC / Charter Communications Operating Capital
4.46%, 07/23/2022 (B)	391,000	416,485
6.38%, 10/23/2035 (B)	114,000	131,411
6.83%, 10/23/2055 (B)	150,000	178,854
Comcast Cable Holdings LLC 10.13%, 04/15/2022	414,000	551,643
Comcast Corp.
6.50%, 11/15/2035	511,000	687,883
7.05%, 03/15/2033	1,300,000	1,807,716
Cox Communications, Inc.
3.35%, 09/15/2026 (B)	134,000	132,142
4.80%, 02/01/2035 (B)	450,000	435,366
Cox Enterprises, Inc. 7.38%, 07/15/2027 (B)	200,000	241,123
Discovery Communications LLC 4.38%, 06/15/2021	344,000	373,972
Historic TW, Inc. 9.15%, 02/01/2023	200,000	264,315
NBCUniversal Media LLC 5.95%, 04/01/2041	210,000	273,484
SES SA 3.60%, 04/04/2023 (B)	100,000	100,359
TCI Communications, Inc. 7.13%, 02/15/2028	100,000	138,062
Thomson Reuters Corp.
3.95%, 09/30/2021	400,000	424,522
4.70%, 10/15/2019	75,000	80,686
Time Warner Cable LLC
6.75%, 07/01/2018	40,000	43,216
7.30%, 07/01/2038	90,000	113,556
Time Warner Cos., Inc. 7.57%, 02/01/2024	45,000	57,156
Time Warner Entertainment Co., LP 8.38%, 07/15/2033	250,000	340,616
Time Warner, Inc.
3.60%, 07/15/2025	155,000	161,075
4.75%, 03/29/2021	140,000	154,122
6.25%, 03/29/2041	37,000	45,234

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
Time Warner, Inc. (continued)
6.50%, 11/15/2036	$ 50,000	$ 62,203
7.63%, 04/15/2031	300,000	419,219
7.70%, 05/01/2032	480,000	663,107
Viacom, Inc.
3.88%, 04/01/2024	606,000	625,059
6.88%, 04/30/2036	250,000	297,571
Walt Disney Co. 3.00%, 02/13/2026	750,000	771,022

		12,000,246

Metals & Mining - 0.2%
BHP Billiton Finance USA, Ltd.
2.05%, 09/30/2018	82,000	82,978
3.25%, 11/21/2021	670,000	707,694
4.13%, 02/24/2042	300,000	304,345
6.50%, 04/01/2019	270,000	300,916
Freeport-McMoRan, Inc.
3.88%, 03/15/2023 (I)	250,000	225,625
5.40%, 11/14/2034	360,000	310,050
5.45%, 03/15/2043	184,000	152,720
Nucor Corp.
4.00%, 08/01/2023	63,000	67,699
6.40%, 12/01/2037	260,000	318,352
Placer Dome, Inc. 6.45%, 10/15/2035	399,000	444,413

		2,914,792

Multi-Utilities - 0.4%
Berkshire Hathaway Energy Co.
3.75%, 11/15/2023	780,000	842,605
6.13%, 04/01/2036	310,000	405,656
CenterPoint Energy, Inc. 6.50%, 05/01/2018	180,000	191,481
CMS Energy Corp.
3.00%, 05/15/2026	73,000	73,606
3.88%, 03/01/2024	150,000	160,940
Consolidated Edison Co. of New York, Inc. 5.70%, 06/15/2040	154,000	196,442
Consumers Energy Co.
2.85%, 05/15/2022	121,000	126,057
3.25%, 08/15/2046	95,000	90,741
6.70%, 09/15/2019	100,000	114,236
Delmarva Power & Light Co. 4.00%, 06/01/2042	294,000	304,867
Dominion Resources, Inc.
4.90%, 08/01/2041	103,000	113,534
5.25%, 08/01/2033	500,000	556,943
6.40%, 06/15/2018	170,000	182,523
DTE Electric Co.
2.65%, 06/15/2022	68,000	70,232
3.70%, 03/15/2045	114,000	116,872
3.95%, 06/15/2042	101,000	107,379
DTE Energy Co.
3.85%, 12/01/2023 (I)	252,000	271,395
6.38%, 04/15/2033	130,000	165,422
San Diego Gas & Electric Co. 6.00%, 06/01/2026	320,000	408,041

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Multi-Utilities (continued)
Sempra Energy
6.00%, 10/15/2039	$ 150,000	$ 187,982
9.80%, 02/15/2019	400,000	471,264
WEC Energy Group, Inc. 3.55%, 06/15/2025	115,000	121,614

		5,279,832

Multiline Retail - 0.1%
Macy’s Retail Holdings, Inc.
4.38%, 09/01/2023	75,000	78,223
5.13%, 01/15/2042	100,000	93,508
6.38%, 03/15/2037	450,000	476,388
6.90%, 04/01/2029	200,000	224,273
7.45%, 07/15/2017	240,000	250,334
Nordstrom, Inc. 4.00%, 10/15/2021 (I)	301,000	321,068
Target Corp. 2.50%, 04/15/2026	300,000	298,862

		1,742,656

Oil, Gas & Consumable Fuels - 2.4%
Anadarko Holding Co. 7.15%, 05/15/2028	552,000	638,400
Anadarko Petroleum Corp. 8.70%, 03/15/2019	150,000	171,928
Apache Corp.
3.25%, 04/15/2022	111,000	113,835
4.75%, 04/15/2043	268,000	279,890
6.90%, 09/15/2018 (I)	180,000	196,968
BG Energy Capital PLC 5.13%, 10/15/2041 (B)	200,000	227,271
BP Capital Markets PLC
1.85%, 05/05/2017	429,000	430,514
3.02%, 01/16/2027 (I)	157,000	157,436
3.06%, 03/17/2022	124,000	129,219
3.12%, 05/04/2026	231,000	233,736
3.25%, 05/06/2022	462,000	482,028
3.81%, 02/10/2024	100,000	106,901
Buckeye Partners, LP
3.95%, 12/01/2026 (G)	63,000	62,923
4.15%, 07/01/2023	68,000	69,689
4.35%, 10/15/2024	80,000	83,392
4.88%, 02/01/2021	200,000	216,599
5.85%, 11/15/2043	150,000	158,620
Burlington Resources Finance Co. 7.40%, 12/01/2031	290,000	383,759
Canadian Natural Resources, Ltd.
5.85%, 02/01/2035	150,000	160,668
6.45%, 06/30/2033	299,000	328,991
Cenovus Energy, Inc.
3.00%, 08/15/2022	91,000	88,447
4.45%, 09/15/2042	162,000	142,001
6.75%, 11/15/2039	61,000	68,094
Chevron Corp.
2.10%, 05/16/2021	400,000	402,840
2.36%, 12/05/2022	80,000	80,536
2.57%, 05/16/2023	600,000	608,433
3.19%, 06/24/2023	47,000	49,682

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
CNOOC Finance Pty, Ltd. 2.63%, 05/05/2020	$ 328,000	$ 333,120
CNOOC Finance, Ltd. 3.00%, 05/09/2023	254,000	253,721
ConocoPhillips 6.65%, 07/15/2018	350,000	379,572
ConocoPhillips Co. 4.20%, 03/15/2021 (I)	105,000	113,984
ConocoPhillips Holding Co. 6.95%, 04/15/2029	315,000	399,914
Devon Energy Corp.
3.25%, 05/15/2022 (I)	150,000	150,606
4.75%, 05/15/2042	224,000	211,728
7.95%, 04/15/2032	150,000	189,279
Ecopetrol SA
5.38%, 06/26/2026	135,000	136,215
5.88%, 09/18/2023	113,000	121,193
Encana Corp. 6.50%, 05/15/2019	150,000	163,480
Energy Transfer Partners, LP
3.60%, 02/01/2023	234,000	233,316
4.05%, 03/15/2025	136,000	134,334
5.15%, 03/15/2045	45,000	41,900
Eni SpA 5.70%, 10/01/2040 (B)	900,000	925,709
EnLink Midstream Partners, LP 4.15%, 06/01/2025	130,000	126,670
Enterprise Products Operating LLC
3.35%, 03/15/2023	150,000	153,747
3.70%, 02/15/2026	127,000	129,526
3.75%, 02/15/2025	74,000	76,476
3.90%, 02/15/2024 (I)	112,000	117,163
3.95%, 02/15/2027	153,000	158,971
4.05%, 02/15/2022	250,000	269,789
4.85%, 03/15/2044	45,000	45,517
4.95%, 10/15/2054	33,000	31,779
5.10%, 02/15/2045	32,000	33,963
5.95%, 02/01/2041	45,000	51,989
EOG Resources, Inc.
2.63%, 03/15/2023	236,000	235,282
4.10%, 02/01/2021	300,000	321,455
4.15%, 01/15/2026	80,000	86,900
5.10%, 01/15/2036	392,000	443,366
Exxon Mobil Corp.
2.40%, 03/06/2022	166,000	169,136
2.73%, 03/01/2023	605,000	618,582
4.11%, 03/01/2046	294,000	317,253
Kerr-McGee Corp. 7.88%, 09/15/2031	300,000	382,919
Magellan Midstream Partners, LP
3.20%, 03/15/2025	80,000	80,089
4.25%, 09/15/2046	148,000	143,750
Marathon Oil Corp. 2.80%, 11/01/2022	170,000	161,530
Noble Energy, Inc.
4.15%, 12/15/2021	120,000	127,295
5.63%, 05/01/2021	330,000	342,158

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Occidental Petroleum Corp.
2.70%, 02/15/2023	$ 400,000	$ 406,411
3.40%, 04/15/2026 (I)	123,000	128,399
3.50%, 06/15/2025	91,000	95,908
ONEOK Partners, LP
3.20%, 09/15/2018	105,000	107,823
3.38%, 10/01/2022	30,000	30,572
4.90%, 03/15/2025	800,000	871,799
5.00%, 09/15/2023	65,000	70,258
6.65%, 10/01/2036	220,000	252,769
8.63%, 03/01/2019	150,000	170,862
Petro-Canada
5.35%, 07/15/2033	100,000	112,565
6.05%, 05/15/2018	312,000	332,516
7.88%, 06/15/2026	100,000	130,356
Petroleos Mexicanos
4.50%, 01/23/2026	122,000	117,852
4.63%, 09/21/2023 (B)	450,000	448,785
4.88%, 01/18/2024	81,000	81,343
5.63%, 01/23/2046	77,000	66,586
6.38%, 02/04/2021 (B) (I)	285,000	311,790
6.38%, 01/23/2045	228,000	216,714
6.75%, 09/21/2047 (B)	403,000	399,474
6.88%, 08/04/2026 (B)	359,000	401,362
Phillips 66
2.95%, 05/01/2017	161,000	162,643
4.30%, 04/01/2022	130,000	142,792
Phillips 66 Partners, LP
3.55%, 10/01/2026	66,000	65,757
4.90%, 10/01/2046	144,000	142,966
Plains All American Pipeline, LP / PAA Finance Corp.
2.60%, 12/15/2019	97,000	98,154
4.65%, 10/15/2025 (I)	450,000	477,009
4.90%, 02/15/2045	222,000	210,825
Shell International Finance BV
2.88%, 05/10/2026	853,000	854,584
3.75%, 09/12/2046	444,000	422,683
4.00%, 05/10/2046	888,000	880,043
4.13%, 05/11/2035	158,000	164,173
4.30%, 09/22/2019	300,000	322,099
4.38%, 03/25/2020	410,000	444,665
6.38%, 12/15/2038	100,000	131,778
Sinopec Group Overseas Development, Ltd. 3.90%, 05/17/2022 (B)	200,000	213,895
Spectra Energy Capital LLC
3.30%, 03/15/2023	100,000	98,092
7.50%, 09/15/2038	125,000	157,256
Spectra Energy Partners, LP 3.50%, 03/15/2025 (I)	633,000	638,562
Statoil ASA
3.15%, 01/23/2022	313,000	330,014
4.25%, 11/23/2041	236,000	245,729
Suncor Energy, Inc.
5.95%, 12/01/2034	400,000	474,569
6.10%, 06/01/2018	250,000	267,323

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Sunoco Logistics Partners Operations, LP
3.90%, 07/15/2026	$ 195,000	$ 197,549
5.50%, 02/15/2020	250,000	273,866
5.95%, 12/01/2025	150,000	172,758
6.10%, 02/15/2042	500,000	545,200
Tosco Corp.
7.80%, 01/01/2027	160,000	202,900
8.13%, 02/15/2030	230,000	315,100
Total Capital Canada, Ltd. 2.75%, 07/15/2023	160,000	163,714
Total Capital International SA
2.70%, 01/25/2023	688,000	701,832
3.75%, 04/10/2024 (I)	82,000	88,751
TransCanada PipeLines, Ltd.
2.50%, 08/01/2022	115,000	114,638
3.13%, 01/15/2019	149,000	153,373
3.75%, 10/16/2023	135,000	143,608
4.88%, 01/15/2026	370,000	424,273
6.50%, 08/15/2018	175,000	189,741
Western Gas Partners, LP
4.65%, 07/01/2026	152,000	159,256
5.45%, 04/01/2044	97,000	99,620

		30,132,110

Personal Products - 0.0% (J)
Mead Johnson Nutrition Co. 4.60%, 06/01/2044	130,000	133,393

Pharmaceuticals - 0.5%
Actavis Funding SCS
3.45%, 03/15/2022	211,000	219,060
4.55%, 03/15/2035	885,000	913,770
Actavis, Inc. 3.25%, 10/01/2022	162,000	166,839
Allergan, Inc. 3.38%, 09/15/2020 (I)	125,000	130,621
Baxalta, Inc.
3.60%, 06/23/2022	67,000	69,781
5.25%, 06/23/2045	33,000	37,282
Bayer US Finance LLC 3.38%, 10/08/2024 (B)	200,000	205,722
Johnson & Johnson 3.55%, 03/01/2036	192,000	203,531
Merck & Co., Inc.
2.35%, 02/10/2022	43,000	43,758
3.70%, 02/10/2045	20,000	20,521
Mylan NV
3.95%, 06/15/2026 (B)	185,000	184,523
5.25%, 06/15/2046 (B)	127,000	128,578
Mylan, Inc.
3.13%, 01/15/2023 (B)	460,000	454,698
5.40%, 11/29/2043	100,000	107,016
Novartis Capital Corp.
2.40%, 09/21/2022	160,000	163,605
3.40%, 05/06/2024	395,000	426,236
Shire Acquisitions Investments Ireland DAC 2.88%, 09/23/2023	334,000	328,477
Teva Pharmaceutical Finance Co. LLC 6.15%, 02/01/2036 (I)	670,000	824,832

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals (continued)
Teva Pharmaceutical Finance Co., BV 3.65%, 11/10/2021	$ 181,000	$ 190,629
Teva Pharmaceutical Finance Netherlands III BV
2.20%, 07/21/2021	238,000	235,127
2.80%, 07/21/2023	137,000	134,814
4.10%, 10/01/2046	60,000	55,699
Zoetis, Inc.
3.25%, 02/01/2023	200,000	204,375
3.45%, 11/13/2020	37,000	38,410
4.50%, 11/13/2025	284,000	314,026

		5,801,930

Professional Services - 0.0% (J)
Equifax, Inc. 2.30%, 06/01/2021	127,000	127,502

Road & Rail - 0.3%
Burlington Northern Santa Fe LLC
3.45%, 09/15/2021	251,000	268,444
3.60%, 09/01/2020	125,000	133,509
4.40%, 03/15/2042	130,000	141,169
5.75%, 05/01/2040	300,000	382,811
7.29%, 06/01/2036	90,000	129,323
Canadian National Railway Co. 5.85%, 11/15/2017	180,000	188,449
Canadian Pacific Railway Co. 6.13%, 09/15/2115	264,000	318,736
CSX Corp.
3.95%, 05/01/2050	42,000	40,985
4.25%, 06/01/2021	65,000	71,020
6.00%, 10/01/2036, MTN	340,000	427,773
7.38%, 02/01/2019	350,000	394,137
Norfolk Southern Corp.
3.25%, 12/01/2021	166,000	175,472
3.85%, 01/15/2024 (I)	266,000	287,684
6.00%, 03/15/2105	160,000	185,072
7.05%, 05/01/2037	130,000	177,958
Union Pacific Corp.
2.95%, 01/15/2023	43,000	44,661
4.16%, 07/15/2022	306,000	341,931
4.30%, 06/15/2042	148,000	159,955

		3,869,089

Semiconductors & Semiconductor Equipment - 0.1%
Intel Corp.
3.10%, 07/29/2022	120,000	126,691
3.30%, 10/01/2021	130,000	138,465
3.70%, 07/29/2025	97,000	105,970
4.10%, 05/19/2046	224,000	230,450
4.80%, 10/01/2041	150,000	170,653
National Semiconductor Corp. 6.60%, 06/15/2017	200,000	207,065

		979,294

Software - 0.3%
Intuit, Inc. 5.75%, 03/15/2017	70,000	71,180
Microsoft Corp.
2.38%, 02/12/2022 - 05/01/2023	125,000	127,138
3.50%, 02/12/2035	277,000	277,275

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Software (continued)
Microsoft Corp. (continued)
3.63%, 12/15/2023	$ 311,000	$ 337,019
4.00%, 02/12/2055	81,000	79,755
4.20%, 11/03/2035	103,000	113,100
4.50%, 10/01/2040	70,000	77,494
4.75%, 11/03/2055	436,000	488,753
Oracle Corp.
2.38%, 01/15/2019	182,000	185,877
2.40%, 09/15/2023	324,000	323,184
2.50%, 10/15/2022	480,000	487,932
2.95%, 05/15/2025	200,000	204,259
3.90%, 05/15/2035	60,000	61,116
4.30%, 07/08/2034	70,000	75,024
5.00%, 07/08/2019	100,000	109,305
5.38%, 07/15/2040	123,000	146,867
6.13%, 07/08/2039	731,000	958,844
6.50%, 04/15/2038	200,000	268,794

		4,392,916

Specialty Retail - 0.1%
Bed Bath & Beyond, Inc. 4.92%, 08/01/2034	130,000	131,609
Home Depot, Inc.
2.13%, 09/15/2026 (I)	103,000	99,413
2.63%, 06/01/2022	177,000	182,700
3.00%, 04/01/2026	212,000	219,985
3.50%, 09/15/2056	71,000	65,966
4.20%, 04/01/2043	145,000	157,429
Lowe’s Cos., Inc.
3.38%, 09/15/2025 (I)	119,000	126,819
5.50%, 10/15/2035	140,000	172,415
7.11%, 05/15/2037, MTN	120,000	166,431

		1,322,767

Technology Hardware, Storage & Peripherals - 0.3%
Apple, Inc.
1.13% (A), 05/03/2018	297,000	297,678
2.15%, 02/09/2022	327,000	328,794
2.40%, 05/03/2023	494,000	496,307
2.45%, 08/04/2026	296,000	290,083
2.85%, 05/06/2021	302,000	315,118
3.20%, 05/13/2025	160,000	167,497
3.25%, 02/23/2026	266,000	277,457
3.45%, 05/06/2024 - 02/09/2045	549,000	568,410
3.85%, 08/04/2046	207,000	201,574
4.50%, 02/23/2036	340,000	378,987
4.65%, 02/23/2046	119,000	131,155
Diamond 1 Finance Corp. / Diamond 2 Finance Corp.
4.42%, 06/15/2021 (B)	252,000	263,518
5.45%, 06/15/2023 (B)	291,000	311,620
6.02%, 06/15/2026 (B)	257,000	280,144

		4,308,342

Trading Companies & Distributors - 0.1%
Air Lease Corp.
2.13%, 01/15/2020	445,000	444,373
3.00%, 09/15/2023	258,000	255,647
3.88%, 04/01/2021	220,000	232,764

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Trading Companies & Distributors (continued)
WW Grainger, Inc.
3.75%, 05/15/2046	$ 125,000	$ 125,562
4.60%, 06/15/2045	68,000	77,402

		1,135,748

Transportation Infrastructure - 0.1%
Penske Truck Leasing Co., LP / PTL Finance Corp.
3.38%, 02/01/2022 (B)	233,000	240,826
4.88%, 07/11/2022 (B)	500,000	553,478
Ryder System, Inc.
2.50%, 03/01/2017 - 05/11/2020, MTN	598,000	602,673
3.45%, 11/15/2021, MTN	42,000	44,185

		1,441,162

Water Utilities - 0.0% (J)
American Water Capital Corp. 3.85%, 03/01/2024	300,000	327,458

Wireless Telecommunication Services - 0.2%
America Movil SAB de CV 3.13%, 07/16/2022	236,000	241,992
Crown Castle Towers LLC 3.22%, 05/15/2042 (B)	200,000	206,630
Rogers Communications, Inc.
4.10%, 10/01/2023	213,000	233,036
5.45%, 10/01/2043	95,000	112,633
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC 3.36%, 03/20/2023 (B)	809,000	811,023
Vodafone Group PLC
1.50%, 02/19/2018	238,000	237,669
1.63%, 03/20/2017	232,000	232,320
2.95%, 02/19/2023	75,000	75,773

		2,151,076

Total Corporate Debt Securities (Cost $296,568,542)		309,372,747

FOREIGN GOVERNMENT OBLIGATIONS - 0.7%
Canada - 0.0% (J)
Province of Quebec 6.35%, 01/30/2026, MTN	285,000	370,258

Colombia - 0.0% (J)
Colombia Government International Bond 5.00%, 06/15/2045	200,000	203,000

Israel - 0.2%
Israel Government AID Bond
Series 2010-Z,
Zero Coupon, 02/15/2025	2,250,000	1,841,103
Series 2011-Z,
Zero Coupon, 11/15/2026	1,400,000	1,076,522

		2,917,625

Mexico - 0.3%
Mexico Government International Bond
4.13%, 01/21/2026	865,000	914,305
4.35%, 01/15/2047	183,000	173,118
5.55%, 01/21/2045	190,000	212,800
5.75%, 10/12/2110	550,000	562,375

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Mexico (continued)
Mexico Government International Bond (continued)
3.50%, 01/21/2021, MTN (I)	$ 731,000	$ 769,743
4.75%, 03/08/2044, MTN	688,000	686,280

		3,318,621

Peru - 0.0% (J)
Peru Government International Bond 5.63%, 11/18/2050	45,000	57,150

Poland - 0.1%
Republic of Poland Government International Bond
3.25%, 04/06/2026	115,000	119,349
4.00%, 01/22/2024	333,000	363,370

		482,719

Supranational - 0.1%
African Development Bank 8.80%, 09/01/2019	500,000	599,850

Turkey - 0.0% (J)
Turkey Government International Bond 5.75%, 03/22/2024	365,000	387,970

Total Foreign Government Obligations (Cost $7,979,565)		8,337,193

MORTGAGE-BACKED SECURITIES - 4.1%
A10 Securitization LLC Series 2015-1, Class A1, 2.10%, 04/15/2034 (B)	357,639	356,333
A10 Term Asset Financing LLC
Series 2013-2, Class A,
2.62%, 11/15/2027 (B)	355,313	354,868
Series 2013-2, Class B,
4.38%, 11/15/2027 (B)	250,000	246,685
Series 2014-1, Class A1,
1.72%, 04/15/2033 (B)	346,976	345,888
Series 2014-1, Class A2,
3.02%, 04/15/2033 (B)	603,000	593,432
Access Point Funding Trust Series 2016-1, Class A, 6.25%, 02/16/2021 (C)	994,541	993,818
Ajax Mortgage Loan Trust Series 2015-B, Class A, 3.88% (A), 07/25/2060 (B)	387,243	388,037
American General Mortgage Loan Trust Series 2006-1, Class A5, 5.75% (A), 12/25/2035 (B)	35,051	36,099
Angel Oak Mortgage Trust LLC Series 2015-1, Class A, 4.50% (A), 11/25/2045 (B)	342,885	344,948
ASG Resecuritization Trust
Series 2009-1, Class A60,
2.57% (A), 06/26/2037 (B)	15,309	15,209
Series 2009-3, Class A65,
2.43% (A), 03/26/2037 (B)	307,805	306,290
Series 2011-1, Class 3A50,
3.20% (A), 11/28/2035 (B)	199,560	197,000
Banc of America Alternative Loan Trust
Series 2003-11, Class 1A1,
6.00%, 01/25/2034	70,154	71,821

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Banc of America Alternative Loan Trust (continued)
Series 2003-11, Class 2A1,
6.00%, 01/25/2034	$ 83,530	$ 85,645
Series 2004-1, Class 1A1,
6.00%, 02/25/2034	244,642	259,582
Series 2004-1, Class 5A1,
5.50%, 02/25/2019	11,902	12,005
Series 2004-8, Class 3A1,
5.50%, 09/25/2019	22,275	21,819
Banc of America Commercial Mortgage Trust Series 2006-3, Class A4, 5.89% (A), 07/10/2044	8,692	8,679
Banc of America Funding Trust
Series 2004-3, Class 1A1,
5.50%, 10/25/2034	201,276	206,030
Series 2004-C, Class 1A1,
3.08% (A), 12/20/2034	58,545	57,357
Series 2005-E, Class 4A1,
3.03% (A), 03/20/2035	821,321	824,171
Series 2010-R11A, Class 1A6,
5.00% (A), 08/26/2035 (B)	105,923	106,026
Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2005-3, Class AM, 4.73%, 07/10/2043	116,882	116,902
Banc of America Mortgage Trust
Series 2003-C, Class 3A1,
3.18% (A), 04/25/2033	58,013	58,516
Series 2003-E, Class 2A2,
3.28% (A), 06/25/2033	188,554	187,891
Series 2004-3, Class 3A1,
5.00%, 04/25/2019	13,565	13,674
Series 2004-5, Class 4A1,
4.75%, 06/25/2019	8,423	8,413
Series 2004-C, Class 2A2,
3.20% (A), 04/25/2034	297,936	296,148
BCAP LLC Trust
Series 2009-RR13, Class 17A2,
5.50% (A), 04/26/2037 (B)	39,376	39,365
Series 2009-RR14, Class 3A2,
2.90% (A), 08/26/2035 (B)	175,547	175,744
Series 2009-RR5, Class 8A1,
5.50%, 11/26/2034 (B)	115,780	119,463
Series 2010-RR12, Class 2A5,
2.91% (A), 01/26/2036 (B)	138,680	137,686
Series 2010-RR5, Class 2A5,
5.40% (A), 04/26/2037 (B)	55,532	55,684
Series 2010-RR6, Class 22A3,
2.96% (A), 06/26/2036 (B)	17,326	17,285
Series 2010-RR7, Class 1A5,
3.04% (A), 04/26/2035 (B)	37,718	37,467
Series 2010-RR7, Class 2A1,
2.72% (A), 07/26/2045 (B)	543,361	539,278
Series 2010-RR8, Class 3A4,
3.09% (A), 05/26/2035 (B)	352,208	347,359
Series 2011-RR10, Class 2A1,
1.30% (A), 09/26/2037 (B)	857,083	832,868
Series 2011-RR4, Class 6A3,
5.00% (A), 08/26/2037 (B)	319,707	322,034

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
BCAP LLC Trust (continued)
Series 2011-RR5, Class 11A3,
0.68% (A), 05/28/2036 (B)	$ 77,685	$ 77,397
Series 2012-RR3, Class 2A5,
2.42% (A), 05/26/2037 (B)	254,272	253,606
Bear Stearns Alt-A Trust Series 2005-2, Class 1A1, 1.03% (A), 03/25/2035	147,023	143,745
Bear Stearns ARM Trust
Series 2003-4, Class 3A1,
2.96% (A), 07/25/2033	71,238	71,205
Series 2004-2, Class 14A,
3.37% (A), 05/25/2034	50,389	50,046
Bear Stearns Commercial Mortgage Securities Trust, Interest Only STRIPS Series 2005-PWR8, Class X1, 0.40% (A), 06/11/2041 (B)	153,708	2
CD Commercial Mortgage Trust, Interest Only STRIPS Series 2007-CD4, Class XC, 0.39% (A), 12/11/2049 (B)	16,302,550	7,450
Chase Mortgage Finance Trust
Series 2007-A1, Class 1A3,
3.06% (A), 02/25/2037	1,037,166	1,024,040
Series 2007-A1, Class 2A1,
3.09% (A), 02/25/2037	218,790	218,439
Series 2007-A1, Class 7A1,
3.05% (A), 02/25/2037	153,012	152,856
Series 2007-A1, Class 9A1,
3.02% (A), 02/25/2037	95,225	94,235
Series 2007-A2, Class 1A1,
3.10% (A), 07/25/2037	44,791	44,435
Series 2007-A2, Class 2A1,
3.06% (A), 07/25/2037	282,867	280,948
CHL Mortgage Pass-Through Trust
Series 2004-3, Class A26,
5.50%, 04/25/2034	195,694	196,202
Series 2004-3, Class A4,
5.75%, 04/25/2034	293,541	291,906
Series 2004-5, Class 1A4,
5.50%, 06/25/2034	270,764	279,482
Series 2004-8, Class 2A1,
4.50%, 06/25/2019	10,829	11,014
Series 2004-J4, Class 2A1,
5.00%, 05/25/2019	21,365	21,495
Citigroup Global Markets Mortgage Securities VII, Inc. Series 2003-HYB1, Class A, 3.24% (A), 09/25/2033	161,522	159,971
Citigroup Mortgage Loan Trust
Series 2003-1, Class 3A4,
5.25%, 09/25/2033	128,890	128,180
Series 2005-2, Class 2A11,
5.50%, 05/25/2035	178,281	182,752
Series 2008-AR4, Class 1A1A,
3.00% (A), 11/25/2038 (B)	380,196	378,759
Series 2009-10, Class 1A1,
2.78% (A), 09/25/2033 (B)	351,106	353,128

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Citigroup Mortgage Loan Trust (continued)
Series 2009-11, Class 3A1,
5.75% (A), 05/25/2037 (B)	$ 184,340	$ 186,021
Series 2010-7, Class 10A1,
2.76% (A), 02/25/2035 (B)	29,265	29,080
Series 2010-8, Class 5A6,
4.00%, 11/25/2036 (B)	209,777	209,873
Series 2010-8, Class 6A6,
4.50%, 12/25/2036 (B)	336,232	336,797
COBALT CMBS Commercial Mortgage Trust Series 2006-C1, Class AM, 5.25%, 08/15/2048	468,257	467,696
COBALT CMBS Commercial Mortgage Trust, Interest Only STRIPS Series 2006-C1, 0.75% (A), 08/15/2048	3,549,830	18,414
COMM Mortgage Trust Series 2015-CR25, Class A4, 3.76%, 08/10/2048	562,000	606,592
COMM Mortgage Trust, Interest Only STRIPS Series 2012-CR2, Class XA, 1.73% (A), 08/15/2045	1,943,248	147,929
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-21, Class 1A4,
5.25%, 09/25/2033	95,941	98,372
Series 2003-27, Class 5A4,
5.25%, 11/25/2033	150,078	151,848
Series 2003-29, Class 5A1,
7.00%, 12/25/2033	149,777	158,615
Series 2003-29, Class 8A1,
6.00%, 11/25/2018	34,074	34,856
Series 2003-AR15, Class 3A1,
3.19% (A), 06/25/2033	187,813	184,734
Series 2004-4, Class 2A4,
5.50%, 09/25/2034	229,286	239,454
Series 2004-5, Class 3A1,
5.25%, 08/25/2019	90,108	91,223
Series 2004-8, Class 1A4,
5.50%, 12/25/2034	237,095	247,081
Credit Suisse Mortgage Capital Certificates Series 2009-3R, Class 19A3, 6.00%, 01/27/2038 (B)	43,024	43,406
CSMC OA LLC Series 2014-USA, Class D, 4.37%, 09/15/2037 (B)	500,000	482,350
CSMC Trust
Series 2010-11R, Class A6,
1.53% (A), 06/28/2047 (B)	597,152	591,721
Series 2010-17R, Class 1A1,
2.85% (A), 06/26/2036 (B)	121,814	122,670
Series 2011-16R, Class 7A3,
3.25% (A), 12/27/2036 (B)	95,406	95,500
Series 2011-6R, Class 3A1,
3.24% (A), 07/28/2036 (B)	82,886	83,075
Series 2012-3R, Class 1A1,
2.74% (A), 07/27/2037 (B)	130,485	130,817

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
DBRR Trust, Interest Only STRIPS Series 2011-C32, Class A3X1, 2.02% (A), 06/17/2049 (B) (D)	$ 6,000,000	$ 20,940
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2005-1, Class 2A1, 5.86% (A), 02/25/2020	73,834	74,580
First Horizon Mortgage Pass-Through Trust Series 2004-AR2, Class 2A1, 3.07% (A), 05/25/2034	240,335	237,394
GMACM Mortgage Loan Trust
Series 2003-AR1, Class A4,
3.62% (A), 10/19/2033	80,446	79,543
Series 2003-AR2, Class 2A4,
3.44% (A), 12/19/2033	533,654	525,387
Series 2004-J5, Class A7,
6.50%, 01/25/2035	539,825	557,274
Series 2004-J6, Class 1A1,
5.00%, 01/25/2020	33,200	33,818
GS Mortgage Securities Trust, Interest Only STRIPS Series 2006-GG8, Class X, 0.65% (A), 11/10/2039 (B)	1,877,923	19
GSMPS Mortgage Loan Trust Series 2005-RP3, Class 1AF, 0.88% (A), 09/25/2035 (B)	937,168	806,638
GSMPS Mortgage Loan Trust, Interest Only STRIPS Series 2005-RP3, Class 1AS, 4.19% (A), 09/25/2035 (B)	702,876	91,480
GSR Mortgage Loan Trust
Series 2003-7F, Class 1A4,
5.25%, 06/25/2033	475,773	484,415
Series 2004-8F, Class 2A3,
6.00%, 09/25/2034	375,812	384,114
Series 2005-5F, Class 8A3,
1.03% (A), 06/25/2035	23,696	22,474
HILT Mortgage Trust Series 2014-ORL, Class A, 1.42% (A), 07/15/2029 (B)	1,750,000	1,728,590
Impac CMB Trust Series 2005-4, Class 2A1, 1.13% (A), 05/25/2035	171,441	164,583
Impac Secured Assets CMN Owner Trust Series 2003-2, Class A1, 5.50%, 08/25/2033	63,131	65,050
Impac Secured Assets Trust
Series 2006-1, Class 2A1,
0.88% (A), 05/25/2036	471,792	423,803
Series 2006-2, Class 2A1,
0.88% (A), 08/25/2036	218,164	214,163
JPMorgan Chase Commercial Mortgage Securities Trust Series 2006-LDP9, Class A3SF, 0.69% (A), 05/15/2047	317,763	315,972
JPMorgan Chase Commercial Mortgage Securities Trust, Interest Only STRIPS Series 2006-CB15, Class X1, 0.26% (A), 06/12/2043	7,859,673	11,665

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Mortgage Trust
Series 2004-A3, Class 4A1,
3.21% (A), 07/25/2034	$ 75,111	$ 77,053
Series 2004-A4, Class 1A1,
3.29% (A), 09/25/2034	55,697	56,855
Series 2004-S1, Class 1A7,
5.00%, 09/25/2034	11,741	12,047
Series 2005-A1, Class 3A4,
3.10% (A), 02/25/2035	185,274	188,659
Series 2006-A2, Class 5A3,
2.97% (A), 11/25/2033	394,948	400,459
Series 2006-A3, Class 6A1,
3.16% (A), 08/25/2034	41,673	41,715
JPMorgan Re-REMIC Trust Series 2009-6, Class 4A1, 3.08% (A), 09/26/2036 (B)	23,979	23,969
LB-UBS Commercial Mortgage Trust, Interest Only STRIPS Series 2006-C1, Class XCL, 0.26% (A), 02/15/2041 (B)	3,788,844	465
MASTR Adjustable Rate Mortgages Trust
Series 2004-13, Class 2A1,
3.03% (A), 04/21/2034	433,348	443,531
Series 2004-13, Class 3A7,
3.05% (A), 11/21/2034	275,361	280,770
MASTR Alternative Loan Trust
Series 2003-9, Class 2A1,
6.00%, 12/25/2033	45,873	45,554
Series 2004-5, Class 5A1,
4.75%, 06/25/2019	28,700	28,825
MASTR Asset Securitization Trust
Series 2003-11, Class 9A6,
5.25%, 12/25/2033	423,785	428,001
Series 2003-2, Class 1A1,
5.00%, 03/25/2018	7,103	7,097
Series 2003-3, Class 3A18,
5.50%, 04/25/2033	75,295	74,959
Series 2004-P7, Class A6,
5.50%, 12/27/2033 (B) (C)	128,322	134,791
MASTR Re-REMIC Trust, Principal Only STRIPS Series 2005, Class 3, 05/28/2035 (B)	32,294	25,554
Merrill Lynch Mortgage Investors Trust
Series 2003-A4, Class 2A,
3.17% (A), 07/25/2033	72,179	70,043
Series 2003-A5, Class 2A6,
2.91% (A), 08/25/2033	69,637	70,024
Series 2004-1, Class 2A1,
2.72% (A), 12/25/2034	266,417	266,510
Series 2004-A4, Class A2,
2.85% (A), 08/25/2034	115,236	117,103
Series 2004-D, Class A2,
1.95% (A), 09/25/2029	180,641	173,094
ML-CFC Commercial Mortgage Trust, Interest Only STRIPS Series 2006-4, Class XC, 0.67% (A), 12/12/2049 (B)	2,439,748	321

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Capital I Trust
Series 2007-T27, Class A4,
5.64% (A), 06/11/2042	$ 190,383	$ 193,744
Series 2011-C3, Class A3,
4.05%, 07/15/2049	584,708	613,929
Morgan Stanley Capital I Trust, Interest Only STRIPS
Series 2006-IQ12, Class X1,
0.49% (A), 12/15/2043 (B)	10,359,514	1,389
Series 2006-T21, Class X,
0.09% (A), 10/12/2052 (B)	15,149,712	99,517
Series 2007-HQ11, Class X,
0.18% (A), 02/12/2044 (B)	27,764,742	4,978
Morgan Stanley Mortgage Loan Trust Series 2004-3, Class 4A, 5.67% (A), 04/25/2034	260,480	272,437
Morgan Stanley Re-REMIC Trust
Series 2012-IO, Class AXA,
1.00%, 03/27/2051 (B)	415,918	413,909
Series 2012-XA, Class A,
2.00%, 07/27/2049 (B)	273,015	271,992
Series 2012-XA, Class B,
0.25%, 07/27/2049 (B)	1,630,000	1,458,850
PFP, Ltd.
Series 2015-2, Class A,
1.98% (A), 07/14/2034 (B)	683,000	681,962
Series 2015-2, Class C,
3.78% (A), 07/14/2034 (B)	141,000	137,780
Series 2015-2, Class D,
4.53% (A), 07/14/2034 (B)	100,000	96,974
Prime Mortgage Trust Series 2004-CL1, Class 1A1, 6.00%, 02/25/2034	95,568	99,712
Prime Mortgage Trust, Principal Only STRIPS Series 2004-CL1, Class 1, 02/25/2034	5,146	4,269
Provident Funding Mortgage Loan Trust Series 2005-1, Class 2A1, 2.87% (A), 05/25/2035	177,267	170,821
RAIT Trust
Series 2014-FL3, Class A,
1.78% (A), 12/15/2031 (B)	102,864	101,887
Series 2015-FL4, Class A,
1.88% (A), 12/15/2031 (B)	188,817	188,748
Series 2015-FL5, Class B,
4.43% (A), 01/15/2031 (B)	395,000	396,122
RALI Trust
Series 2003-QS13, Class A5,
1.18% (A), 07/25/2033	203,211	185,771
Series 2003-QS18, Class A1,
5.00%, 09/25/2018	19,998	20,120
Series 2004-QS7, Class A4,
5.50%, 05/25/2034	256,167	260,037
RAMP Trust Series 2004-SL2, Class A3, 7.00%, 10/25/2031	154,980	161,042
RBSSP Resecuritization Trust
Series 2009-1, Class 1A1,
6.50%, 02/26/2036 (B)	351,406	372,459

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
RBSSP Resecuritization Trust (continued)
Series 2010-9, Class 7A5,
4.00% (A), 05/26/2037 (B)	$ 67,190	$ 67,537
Residential Asset Securitization Trust Series 2002-A13, Class A4, 5.25%, 12/25/2017	3,041	2,995
Resource Capital Corp., Ltd.
Series 2015-CRE4, Class A,
1.93% (A), 08/15/2032 (B)	323,235	320,031
Series 2015-CRE4, Class B,
3.53% (A), 08/15/2032 (B)	230,000	216,488
RFMSI Trust Series 2003-S20, Class 2A1, 4.75%, 12/25/2018	13,956	14,037
Sequoia Mortgage Trust
Series 2004-11, Class A1,
1.13% (A), 12/20/2034	390,350	381,302
Series 2004-11, Class A3,
1.13% (A), 12/20/2034	254,619	245,987
Series 2004-12, Class A3,
1.24% (A), 01/20/2035	153,483	141,079
Springleaf Mortgage Loan Trust Series 2013-3A, Class A, 1.87% (A), 09/25/2057 (B)	401,766	401,618
Structured Asset Mortgage Investments II Trust Series 2004-AR5, Class 1A1, 1.19% (A), 10/19/2034	362,912	346,056
Structured Asset Securities Corp.
Series 2003-37A, Class 2A,
2.86% (A), 12/25/2033	99,190	98,532
Series 2004-4XS, Class 1A5,
5.62% (A), 02/25/2034	360,295	370,327
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
Series 2003-32, Class 1A1,
5.22% (A), 11/25/2033	50,588	50,572
Series 2003-33H, Class 1A1,
5.50%, 10/25/2033	77,970	79,503
Series 2003-35, Class 3A1,
1.03% (A), 12/25/2033	36,817	36,686
Series 2004-5H, Class A4,
5.54%, 12/25/2033	319,702	328,147
Thornburg Mortgage Securities Trust
Series 2003-4, Class A1,
1.17% (A), 09/25/2043	189,558	182,362
Series 2004-1, Class II2A,
1.87% (A), 03/25/2044	88,062	85,488
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 06/10/2030 (B)	1,000,000	1,050,673
UBS-Barclays Commercial Mortgage Trust Series 2012-C2, Class A4, 3.53%, 05/10/2063	650,000	693,554
UBS-Barclays Commercial Mortgage Trust, Interest Only STRIPS Series 2012-C2, Class XA, 1.63% (A), 05/10/2063 (B)	5,684,041	295,020

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
VNDO Mortgage Trust Series 2012-6AVE, Class A, 3.00%, 11/15/2030 (B)	$ 1,000,000	$ 1,038,266
VOLT LI LLC Series 2016-NP11, Class A1, 3.50%, 10/25/2046	1,307,000	1,307,000
Wachovia Bank Commercial Mortgage Trust, Interest Only STRIPS Series 2006-C24, Class XC, 0.09% (A), 03/15/2045 (B)	7,774,652	78
WaMu Mortgage Pass-Through Certificates Trust
Series 2003-AR6, Class A1,
2.90% (A), 06/25/2033	384,364	382,252
Series 2003-AR7, Class A7,
2.67% (A), 08/25/2033	139,217	139,387
Series 2003-AR8, Class A,
2.69% (A), 08/25/2033	56,255	56,793
Series 2003-AR9, Class 1A6,
2.78% (A), 09/25/2033	253,350	254,958
Series 2003-S3, Class 1A4,
5.50%, 06/25/2033	252,846	260,958
Series 2003-S4, Class 2A10,
15.99% (A), 06/25/2033	11,096	13,602
Series 2003-S9, Class A8,
5.25%, 10/25/2033	152,961	158,980
Series 2004-AR3, Class A1,
2.79% (A), 06/25/2034	33,673	33,900
Series 2004-AR3, Class A2,
2.79% (A), 06/25/2034	346,356	348,684
Series 2004-CB2, Class 7A,
5.50%, 08/25/2019	88,282	89,446
Series 2004-CB3, Class 4A,
6.00%, 10/25/2019	114,010	117,506
Series 2004-S2, Class 2A4,
5.50%, 06/25/2034	272,707	283,819
Washington Mutual MSC Mortgage Pass-Through Certificates Trust
Series 2003-MS2, Class 1A1,
5.75%, 02/25/2033	165,967	175,440
Series 2004-RA2, Class 2A,
7.00%, 07/25/2033	75,177	81,159
Wells Fargo Commercial Mortgage Trust
Series 2014-LC16, Class A2,
2.82%, 08/15/2050	1,077,000	1,108,488
Series 2016-C35, Class A4,
2.93%, 07/15/2048	1,915,000	1,939,829
Wells Fargo Mortgage-Backed Securities Trust
Series 2003-K, Class 1A1,
2.90% (A), 11/25/2033	17,416	17,440
Series 2004-4, Class A9,
5.50%, 05/25/2034	201,414	205,379
Series 2004-EE, Class 2A1,
3.03% (A), 12/25/2034	146,561	147,562
Series 2004-EE, Class 2A2,
3.03% (A), 12/25/2034	36,640	37,307
Series 2004-EE, Class 3A1,
3.18% (A), 12/25/2034	43,422	44,771

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Mortgage-Backed Securities Trust (continued)
Series 2004-EE, Class 3A2,
3.18% (A), 12/25/2034	$ 65,134	$ 67,157
Series 2004-I, Class 1A1,
3.00% (A), 07/25/2034	589,927	597,103
Series 2004-P, Class 2A1,
2.99% (A), 09/25/2034	953,322	981,419
Series 2004-R, Class 2A1,
3.03% (A), 09/25/2034	449,519	459,899
Series 2004-U, Class A1,
3.07% (A), 10/25/2034	800,868	796,002
Series 2004-V, Class 1A1,
3.06% (A), 10/25/2034	79,089	79,495
Series 2004-V, Class 1A2,
3.06% (A), 10/25/2034	35,307	36,127
Series 2004-W, Class A9,
2.99% (A), 11/25/2034	146,515	148,250
Series 2005-AR3, Class 1A1,
3.07% (A), 03/25/2035	676,882	690,443
Series 2005-AR8, Class 2A1,
3.02% (A), 06/25/2035	215,276	219,076
Series 2005-AR9, Class 2A1,
3.07% (A), 10/25/2033	84,257	84,503
WFRBS Commercial Mortgage Trust Series 2011-C3, Class A4, 4.38%, 03/15/2044 (B)	550,000	602,641

Total Mortgage-Backed Securities (Cost $51,125,303)		52,147,799

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.4%
California - 0.1%
State of California, General Obligation Unlimited 7.30%, 10/01/2039	520,000	767,655

Illinois - 0.0% (J)
State of Illinois, General Obligation Unlimited 5.10%, 06/01/2033	85,000	81,205

New York - 0.1%
New York State Dormitory Authority, Revenue Bonds 5.60%, 03/15/2040	280,000	366,019
Port Authority of New York & New Jersey, Revenue Bonds
4.46%, 10/01/2062	800,000	873,808
5.65%, 11/01/2040	655,000	838,118

		2,077,945

Ohio - 0.2%
American Municipal Power, Inc., Revenue Bonds Series B, 7.50%, 02/15/2050	640,000	934,688
Ohio State University, Revenue Bonds Series A, 4.80%, 06/01/2111	1,370,000	1,482,559

		2,417,247

Total Municipal Government Obligations (Cost $4,515,834)		5,344,052

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 29.9%
Federal Home Loan Mortgage Corp.
2.43% (A), 04/01/2037	$ 44,787	$ 47,036
2.51% (A), 05/01/2037	134,437	139,487
2.52% (A), 11/01/2036	114,053	120,300
2.54% (A), 12/01/2036	382,796	403,206
2.61% (A), 11/01/2036	288,509	305,183
2.63% (A), 01/01/2035	519,433	548,676
2.65% (A), 02/01/2037	47,021	49,984
2.72% (A), 10/01/2036 - 06/01/2037	243,500	254,478
2.74% (A), 12/01/2036	324,101	343,068
2.75% (A), 02/01/2036	623,284	663,908
2.79% (A), 07/01/2036	340,205	353,971
2.93% (A), 12/01/2031 - 10/01/2037	664,337	703,437
2.94% (A), 11/01/2036 - 05/01/2037	125,995	134,028
2.96% (A), 04/01/2037 - 05/01/2038	84,658	89,466
3.05% (A), 09/01/2037	48,565	51,336
3.10% (A), 05/01/2037	139,018	148,087
3.13% (A), 03/01/2037	169,001	177,451
3.20% (A), 04/01/2037	84,986	89,639
3.32% (A), 05/01/2037	486,059	518,061
3.44% (A), 05/01/2036	60,213	64,052
3.50%, 06/01/2042 - 07/01/2046	6,566,326	6,936,752
3.53% (A), 03/01/2036	285,781	301,326
4.00%, 04/01/2043 - 01/01/2046	4,437,190	4,822,052
4.50%, 05/01/2041 - 01/01/2046	15,659,615	17,260,358
5.00%, 10/01/2018 - 08/01/2040	560,516	617,833
5.50%, 02/01/2018 - 12/01/2035	1,229,031	1,331,275
6.00%, 05/01/2017 - 06/01/2037	340,950	382,531
6.50%, 05/01/2035 - 03/01/2038	1,566,169	1,824,570
6.51% (A), 10/01/2037	124,674	125,408
7.50%, 02/01/2038 - 09/01/2038	83,552	99,156
10.00%, 03/17/2026 - 10/01/2030	213,971	227,517
11.00%, 02/17/2021	15,437	16,384
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
1.22% (A), 09/25/2022	1,328,154	1,330,229
2.27%, 01/25/2023	2,500,000	2,531,613
2.31%, 10/25/2022	3,000,000	3,043,807
2.33%, 06/25/2021	2,100,000	2,153,581
2.60%, 09/25/2020	218,000	224,351
2.72%, 07/25/2026	1,456,000	1,486,081
2.74%, 09/25/2025	1,000,000	1,024,278
Federal Home Loan Mortgage Corp. REMIC
0.78% (A), 08/15/2023	320,538	322,081
0.83% (A), 06/15/2024 - 03/15/2036	80,469	80,214
0.92% (A), 07/15/2037	1,352,855	1,333,331
0.93% (A), 02/15/2033	327,344	326,905
1.73% (A), 07/15/2039	83,057	84,455
4.00%, 11/15/2041 - 07/15/2042	4,275,601	4,711,440
4.50%, 06/15/2025	2,000,000	2,229,129
5.00%, 07/15/2033 - 07/15/2041	9,692,674	11,346,388
5.30%, 01/15/2033	609,070	676,376
5.50%, 02/15/2022 - 01/15/2039	4,070,559	4,571,783
5.50% (A), 05/15/2041	1,978,303	2,089,289
5.70% (A), 10/15/2038	344,197	391,124
6.00%, 05/15/2034 - 06/15/2038	2,664,121	3,065,987
6.25%, 10/15/2023	282,077	310,033
6.50%, 08/15/2021 - 06/15/2032	1,835,312	2,076,602

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. REMIC (continued)
6.76% (A), 11/15/2021	$ 196,404	$ 205,432
7.00%, 12/15/2036	843,008	996,251
7.29% (A), 11/15/2046	1,081,538	1,257,964
7.50%, 11/15/2036 - 12/15/2036	993,385	1,199,291
8.00% (A), 06/15/2035	23,107	28,207
8.28% (A), 11/15/2033	139,182	149,635
13.87% (A), 06/15/2033	44,763	61,703
15.72% (A), 02/15/2040	500,000	719,374
16.11% (A), 02/15/2038	22,270	29,879
18.62% (A), 07/15/2035	48,148	68,924
19.54% (A), 08/15/2031	59,163	91,539
19.86% (A), 05/15/2035	68,895	103,045
22.34% (A), 06/15/2035	90,372	155,206
Federal Home Loan Mortgage Corp. REMIC, Interest Only STRIPS
1.94% (A), 01/15/2040	1,375,321	104,353
3.50%, 09/15/2024	227,522	3,992
4.00%, 11/15/2029 - 10/15/2037	2,689,995	117,537
4.50%, 12/15/2024 - 07/15/2037	1,143,115	44,832
5.00%, 04/15/2032 - 08/15/2040	2,592,642	317,487
5.47% (A), 11/15/2037 - 10/15/2040	1,814,345	301,082
5.52% (A), 05/15/2038	298,131	40,475
5.57% (A), 05/15/2039	295,454	30,922
5.72% (A), 12/15/2039	376,398	58,666
5.81% (A), 12/15/2039	783,691	173,955
5.87% (A), 01/15/2037	123,095	15,861
5.92% (A), 11/15/2037	36,576	5,194
6.27% (A), 09/15/2039	368,039	54,091
Federal Home Loan Mortgage Corp. REMIC, Principal Only STRIPS 03/15/2019 - 12/15/2043	7,898,612	7,118,284
Federal Home Loan Mortgage Corp. Structured Pass-Through Securities
3.34% (A), 10/25/2037	573,477	597,496
5.23%, 05/25/2043	1,077,032	1,198,466
6.50%, 02/25/2043	341,832	408,339
6.50% (A), 09/25/2043	152,820	180,526
7.00%, 02/25/2043 - 07/25/2043	397,127	475,396
7.50%, 02/25/2042 - 09/25/2043	515,677	616,111
Federal Home Loan Mortgage Corp., Interest Only STRIPS 7.17% (A), 08/15/2036	637,073	124,272
Federal National Mortgage Association
0.75% (A), 03/25/2045 - 02/25/2046	226,632	224,856
0.93% (A), 05/25/2042	335,647	332,156
1.08% (A), 08/25/2042	1,346,686	1,343,255
1.44% (A), 11/25/2022	2,096,023	2,103,005
2.03%, 08/01/2019	108,732	111,081
2.15%, 01/25/2023	2,500,000	2,530,321
2.29% (A), 07/01/2037	143,695	148,767
2.37%, 04/01/2023	1,720,723	1,764,405
2.38%, 10/01/2026	1,500,000	1,500,988
2.39% (A), 09/01/2036 - 02/01/2037	219,618	227,655
2.42% (A), 02/01/2037	67,612	70,345
2.43%, 08/01/2026	1,995,667	2,004,959
2.49%, 05/01/2026 - 05/25/2026	3,000,000	3,029,097
2.61%, 06/01/2026	1,012,000	1,030,129
2.61% (A), 11/01/2037	131,240	138,629

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
2.62% (A), 10/01/2036	$ 137,188	$ 145,300
2.63%, 03/01/2026	3,000,000	3,062,679
2.64%, 06/01/2026	2,477,000	2,525,671
2.66% (A), 11/01/2037	105,876	110,835
2.67%, 04/01/2025	1,196,000	1,233,778
2.70%, 07/25/2026 (G)	1,276,000	1,295,140
2.71% (A), 09/01/2037	44,920	47,148
2.72% (A), 12/01/2036	83,351	88,401
2.80%, 01/01/2028	1,261,192	1,298,622
2.81% (A), 12/01/2036	379,188	403,102
2.82% (A), 11/01/2036	196,129	207,824
2.84% (A), 04/01/2037	54,694	57,741
2.86% (A), 04/01/2036 - 09/01/2036	285,768	300,174
2.86%, 06/01/2028	1,100,000	1,136,093
2.92%, 01/01/2025	2,510,000	2,626,002
2.93%, 06/01/2030	1,000,000	1,023,844
2.94% (A), 01/25/2026	3,486,000	3,650,245
2.95% (A), 08/01/2036	16,595	16,950
2.96% (A), 05/01/2036	146,031	154,704
2.98% (A), 07/01/2037	77,654	83,083
2.99%, 01/01/2025	1,000,000	1,051,540
3.02%, 07/01/2024 - 05/01/2030	8,568,670	8,902,711
3.04%, 06/01/2024	1,789,000	1,894,847
3.06% (A), 07/01/2037	98,580	104,083
3.07% (A), 06/01/2036	121,263	129,237
3.08%, 12/01/2024	1,967,663	2,090,772
3.11%, 03/01/2027	2,000,000	2,116,452
3.12%, 01/01/2022	2,000,000	2,121,138
3.15%, 04/01/2031	3,593,666	3,799,901
3.17% (A), 11/01/2036	32,656	34,806
3.17%, 02/01/2030	1,000,000	1,047,327
3.20% (A), 09/01/2036	47,969	50,666
3.24%, 06/01/2026	963,435	1,030,576
3.25% (A), 09/01/2037	3,549	3,630
3.28%, 11/01/2030	2,000,000	2,118,062
3.29%, 08/01/2026	2,000,000	2,146,902
3.32%, 05/01/2024	1,000,000	1,076,742
3.38%, 12/01/2029	810,000	863,016
3.39% (A), 03/01/2036	431,609	455,840
3.48% (A), 03/01/2036	180,172	191,907
3.50%, 04/01/2043 - 01/01/2044	12,229,784	12,916,641
3.52%, 10/01/2029	848,187	914,763
3.59%, 01/01/2031	988,015	1,073,622
3.59% (A), 08/01/2037	134,771	143,651
3.73%, 05/01/2029	883,709	962,453
3.76%, 12/01/2035	1,978,038	2,161,296
3.89%, 07/01/2021	5,979,212	6,500,082
3.90%, 09/01/2021	921,126	1,003,028
3.95%, 07/01/2021	6,976,057	7,602,172
3.97%, 12/01/2025	431,239	482,572
4.00%, 04/01/2020 - 08/01/2043	2,107,932	2,287,168
4.02%, 11/01/2028	670,129	750,171
4.05%, 01/01/2021	6,065,000	6,614,771
4.23%, 02/01/2029	4,162,413	4,688,452
4.25%, 04/01/2021	2,500,000	2,756,330
4.26%, 07/01/2021	2,491,829	2,745,961
4.34%, 06/01/2021	7,000,000	7,751,117
4.45%, 07/01/2026	1,393,847	1,592,952

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
4.48%, 06/01/2021	$ 2,180,000	$ 2,424,416
4.50%, 08/01/2021	3,000,000	3,348,902
4.55%, 06/25/2043	144,263	157,000
5.00%, 04/01/2022 - 08/01/2040	1,520,377	1,683,633
5.24%, 05/01/2017	5,644,386	5,661,104
5.50%, 01/01/2018 - 07/01/2037	2,632,871	2,980,003
6.00%, 03/01/2019 - 11/01/2037	5,137,369	5,709,399
6.50%, 06/01/2023 - 07/25/2042	2,911,158	3,323,132
7.00%, 12/25/2033 - 02/25/2044	1,702,767	2,000,016
7.50%, 10/01/2037 - 12/25/2045	1,183,628	1,450,392
8.00%, 10/01/2031	108,408	125,222
Federal National Mortgage Association REMIC
0.73% (A), 10/27/2037	275,580	275,144
0.77% (A), 06/27/2036 - 10/25/2046	715,868	704,038
0.82% (A), 07/25/2036	192,511	191,788
0.93% (A), 06/25/2037	61,046	61,013
1.08% (A), 08/25/2041	655,878	663,762
1.13% (A), 04/25/2040	606,278	610,764
2.95% (A), 12/25/2039	504,534	534,393
3.00%, 01/25/2046	1,163,940	1,221,342
3.50%, 02/25/2043	1,520,486	1,590,345
4.50%, 02/25/2039 - 05/25/2041	1,595,473	1,755,254
5.00%, 01/25/2018 - 09/25/2040	1,256,863	1,268,767
5.50%, 08/25/2025 - 10/25/2040	11,271,561	12,668,929
5.61%, 01/25/2032	109,860	120,189
5.75%, 08/25/2034	1,000,000	1,143,898
5.81% (A), 05/25/2051	385,215	438,171
5.95% (A), 06/25/2040	277,219	317,643
6.00%, 03/25/2029 - 12/25/2049	4,598,390	5,153,256
6.21% (A), 02/25/2040	338,774	391,038
6.24% (A), 12/25/2042	152,351	175,838
6.25%, 09/25/2038	80,323	90,690
6.44% (A), 03/25/2040	364,421	426,278
6.50%, 04/18/2028 - 11/25/2041	1,237,827	1,424,538
6.75%, 04/25/2037	122,722	136,975
7.00%, 03/25/2038 - 11/25/2041	3,361,407	4,003,339
7.50%, 05/17/2024	160,400	183,161
8.00%, 02/25/2023	695,858	771,262
11.59% (A), 03/25/2040	434,941	553,172
15.13% (A), 01/25/2034	32,962	41,423
15.54% (A), 08/25/2035 - 10/25/2035	130,572	175,138
15.89% (A), 04/25/2040	338,195	476,478
16.41% (A), 09/25/2024	177,966	221,261
18.06% (A), 05/25/2034	180,465	268,922
18.66% (A), 05/25/2035	275,555	385,607
20.89% (A), 04/25/2037	127,074	190,525
22.61% (A), 11/25/2035	131,192	199,474
Federal National Mortgage Association REMIC, Interest Only STRIPS
1.73% (A), 01/25/2038	161,421	11,183
1.84% (A), 04/25/2041	1,000,542	75,133
3.00%, 01/25/2021	799,681	33,914
3.91% (A), 11/25/2040	1,695,579	161,572
4.47% (A), 07/25/2040	1,950,080	228,309
5.00%, 07/25/2039	130,765	18,883
5.37% (A), 10/25/2039	104,170	13,423
5.47% (A), 02/25/2038 - 06/25/2039	1,576,820	221,273

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association REMIC, Interest Only STRIPS (continued)
5.50%, 10/25/2039	$ 191,997	$ 30,127
5.65% (A), 12/25/2039	31,982	4,896
5.72% (A), 01/25/2040	497,996	76,590
5.82% (A), 12/25/2037	962,248	133,208
5.87% (A), 07/25/2037 - 05/25/2040	1,146,167	198,449
5.89% (A), 04/25/2040	234,793	32,180
5.92% (A), 10/25/2037 - 12/25/2037	502,090	96,275
6.09% (A), 07/25/2037	340,304	45,331
6.12% (A), 10/25/2026 - 03/25/2039	1,114,164	154,314
6.17% (A), 03/25/2036	1,715,153	370,283
6.46% (A), 03/25/2038	231,933	46,383
6.57% (A), 02/25/2040	213,126	28,538
Federal National Mortgage Association REMIC, Principal Only STRIPS 10/25/2023 - 12/25/2043	5,343,424	4,910,530
Federal National Mortgage Association, Principal Only STRIPS 09/25/2024 - 08/25/2032	792,999	701,344
FREMF Mortgage Trust Series 2016-K722, Class B, 3.83% (A), 07/25/2049 (B)	750,000	745,374
Government National Mortgage Association
0.97% (A), 03/20/2060	323,656	323,631
0.99% (A), 05/20/2063	2,057,941	2,047,685
1.04% (A), 10/20/2062	1,649,328	1,644,116
1.05% (A), 10/20/2062	1,356,709	1,351,310
1.11% (A), 05/20/2066	1,989,841	1,988,530
1.12% (A), 11/20/2065	3,398,892	3,393,625
1.17% (A), 05/20/2061 - 01/20/2066	8,049,470	8,060,653
1.22% (A), 05/20/2061 - 03/20/2066	7,565,438	7,588,196
4.50%, 11/20/2034	853,935	947,956
5.50%, 01/16/2033 - 09/20/2039	5,651,728	6,418,737
5.75%, 02/20/2036 - 10/20/2037	1,031,916	1,147,286
5.82% (A), 10/20/2033	355,059	403,672
6.00%, 11/20/2033 - 08/20/2038	1,176,599	1,359,894
6.13%, 06/16/2031	1,584,000	1,841,971
6.50%, 12/20/2031 - 12/15/2035	1,467,483	1,727,212
7.00%, 09/15/2031 - 10/16/2040	1,357,083	1,562,890
7.00% (A), 09/20/2034	20,456	22,838
7.06% (A), 03/17/2033	45,733	48,528
7.50%, 09/16/2035 - 10/15/2037	266,752	303,821
8.47% (A), 04/20/2034	27,971	28,537
13.67% (A), 11/17/2032	33,101	40,672
15.97% (A), 02/20/2034	73,387	102,053
21.44% (A), 04/20/2037	209,223	316,260
Government National Mortgage Association, Interest Only STRIPS
4.00%, 09/16/2037	1,101,926	33,604
5.30% (A), 02/20/2038	106,621	18,482
5.37% (A), 09/20/2038	720,643	102,692
5.42% (A), 02/20/2039 - 06/20/2039	303,505	45,233
5.47% (A), 02/20/2038	1,116,550	197,297
5.51% (A), 02/20/2039	96,981	15,286
5.52% (A), 08/16/2039	470,998	72,920
5.56% (A), 09/20/2039	700,682	107,917
5.57% (A), 11/20/2034 - 07/16/2039	1,009,812	131,751
5.62% (A), 07/20/2038	762,782	136,181

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association, Interest Only STRIPS (continued)
5.67% (A), 03/20/2037 - 06/20/2038	$ 279,537	$ 53,960
5.77% (A), 03/20/2039	53,320	4,019
5.87% (A), 12/20/2038 - 11/16/2039	966,050	120,897
5.99% (A), 11/16/2033	121,516	19,357
6.02% (A), 11/20/2037	70,719	12,697
6.07% (A), 05/20/2041	465,125	100,286
6.15% (A), 07/20/2037	453,910	80,269
6.17% (A), 06/20/2037	822,201	164,680
6.50%, 03/20/2039	65,374	14,816
6.77% (A), 12/20/2038	487,587	96,592
7.07% (A), 09/20/2038	56,023	11,064
7.17% (A), 04/16/2038	40,769	9,354
Government National Mortgage Association, Principal Only STRIPS 12/20/2032 - 12/20/2040	1,826,841	1,664,449
Government Trust Certificate Series 2001-Z, Zero Coupon, 04/01/2020	10,890,000	10,261,473
National Credit Union Administration Guaranteed Notes Trust 2.40%, 12/08/2020	143,641	144,484
Residual Funding Corp., Principal Only STRIPS 10/15/2019 - 01/15/2030	7,790,000	6,933,059
Tennessee Valley Authority
4.25%, 09/15/2065	580,000	654,685
4.63%, 09/15/2060	236,000	287,019
5.25%, 09/15/2039	240,000	321,058
5.88%, 04/01/2036	2,325,000	3,288,457
Tennessee Valley Authority, Principal Only STRIPS 05/01/2019 - 11/01/2025	2,500,000	2,079,593
Vendee Mortgage Trust
6.75%, 06/15/2028	400,861	469,486
7.25%, 02/15/2023	503,025	561,902

Total U.S. Government Agency Obligations (Cost $369,140,501)		378,736,859

U.S. GOVERNMENT OBLIGATIONS - 26.5%
U.S. Treasury - 25.8%
U.S. Treasury Bond
3.50%, 02/15/2039	5,500,000	6,541,991
3.88%, 08/15/2040	5,000,000	6,255,080
4.25%, 05/15/2039	1,100,000	1,450,152
4.38%, 02/15/2038 - 11/15/2039	2,540,000	3,410,375
4.50%, 08/15/2039	200,000	272,469
5.25%, 02/15/2029	200,000	271,578
6.13%, 08/15/2029	156,000	229,162
6.38%, 08/15/2027	50,000	71,922
6.63%, 02/15/2027	150,000	217,242
U.S. Treasury Bond, Principal Only STRIPS
11/15/2017 - 08/15/2041	231,837,000	193,942,649
08/15/2019 (I)	4,050,000	3,932,522

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Note
0.75%, 12/31/2017	$ 600,000	$ 599,977
1.38%, 02/28/2019 - 05/31/2020	14,000,000	14,127,110
1.50%, 08/31/2018 - 01/31/2022	8,000,000	8,072,537
1.75%, 05/15/2023	1,000,000	1,010,508
1.88%, 08/31/2022	4,000,000	4,085,000
2.00%, 08/31/2021 - 02/15/2023	22,300,000	22,953,732
2.13%, 01/31/2021 - 06/30/2022	2,000,000	2,071,328
2.25%, 03/31/2021 - 07/31/2021	10,450,000	10,886,177
2.38%, 08/15/2024	200,000	209,930
2.50%, 05/15/2024	10,000,000	10,592,190
2.63%, 08/15/2020	1,500,000	1,580,157
2.75%, 02/15/2024	10,000,000	10,761,720
2.88%, 03/31/2018	7,000,000	7,202,069
3.13%, 04/30/2017	5,000,000	5,064,160
3.63%, 02/15/2021	10,000,000	10,986,720

		326,798,457

U.S. Treasury Inflation-Protected Securities - 0.7%
U.S. Treasury Inflation-Indexed Bond 2.50%, 01/15/2029	2,804,450	3,522,224
U.S. Treasury Inflation-Indexed Note
0.13%, 04/15/2018 - 01/15/2022	3,926,917	3,995,862
1.38%, 01/15/2020	1,350,991	1,432,658

		8,950,744

Total U.S. Government Obligations (Cost $317,485,598)		335,749,201

	Shares	Value
SECURITIES LENDING COLLATERAL - 1.1%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.27% (L)	14,525,154	14,525,154

Total Securities Lending Collateral (Cost $14,525,154)		14,525,154

	Principal	Value
REPURCHASE AGREEMENT - 0.5%
State Street Bank & Trust Co. 0.03% (L), dated 10/31/2016, to be repurchased at $6,138,829 on 11/01/2016. Collateralized by a U.S. Government Agency Obligation, 0.88%, due 02/22/2017, and with a value of $6,263,400.	$ 6,138,824	6,138,824

Total Repurchase Agreement (Cost $6,138,824)		6,138,824

Total Investments (Cost $1,236,068,317) (M)		1,280,292,186
Net Other Assets (Liabilities) - (1.0)%		(13,014,418)

Net Assets - 100.0%		$ 1,267,277,768

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

SECURITY VALUATION:

Valuation Inputs (N)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (O)	Value
ASSETS
Investments
Asset-Backed Securities	$—	$169,631,114	$309,243	$169,940,357
Corporate Debt Securities	—	309,372,747	—	309,372,747
Foreign Government Obligations	—	8,337,193	—	8,337,193
Mortgage-Backed Securities	—	52,147,799	—	52,147,799
Municipal Government Obligations	—	5,344,052	—	5,344,052
U.S. Government Agency Obligations	—	378,736,859	—	378,736,859
U.S. Government Obligations	—	335,749,201	—	335,749,201
Securities Lending Collateral	14,525,154	—	—	14,525,154
Repurchase Agreement	—	6,138,824	—	6,138,824

Total Investments	$14,525,154	$1,265,457,789	$309,243	$1,280,292,186

Transfers

Investments	Transfers from Level 1 to Level 2	Transfers from Level 2 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Asset-Backed Securities (F)	$—	$—	$309,243	$—

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of October 31, 2016.
(B)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, the total value of 144A securities is $212,005,415, representing 16.7% of the Fund’s net assets.
(C)	Illiquid securities. At October 31, 2016, total value of illiquid securities is $5,704,739, representing 0.5% of the Fund’s net assets.
(D)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2016, total value of securities is $330,183, representing less than 0.1% of the Fund’s net assets.
(E)	Security is Level 3 of the fair value hierarchy.
(F)	Transferred from Level 2 to 3 due to utilizing significant unobservable inputs, as of prior reporting period the security utilized significant observable inputs.
(G)	Securities on a when-issued, delayed-delivery, or forward commitment basis. Securities to be settled and delivered after October 31, 2016.
(H)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of October 31, 2016; the maturity date disclosed is the ultimate maturity date.
(I)	All or a portion of the securities are on loan. The total value of all securities on loan is $14,225,960. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(J)	Percentage rounds to less than 0.1% or (0.1)%.
(K)	Perpetual maturity. The date displayed is the next call date.
(L)	Rates disclosed reflect the yields at October 31, 2016.
(M)	Aggregate cost for federal income tax purposes is $1,236,068,329. Aggregate gross unrealized appreciation and depreciation for all securities is $48,602,163 and $4,378,306, respectively. Net unrealized appreciation for tax purposes is $44,223,857.
(N)	The Fund recognizes transfers between Levels at the end of the reporting year. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(O)	Level 3 securities were not considered significant to the Fund.

PORTFOLIO ABBREVIATIONS:

MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Developing Markets Equity

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Shares	Value
COMMON STOCKS - 93.0%
Argentina - 0.1%
MercadoLibre, Inc.	7,460	$ 1,253,355

Brazil - 5.6%
Ambev SA, ADR	1,410,610	8,322,599
BM&FBovespa SA - Bolsa de Valores Mercadorias e Futuros (A)	2,760,846	16,260,622
Cielo SA	100,200	1,017,068
Embraer SA, ADR (A)	410,620	8,783,162
Estacio Participacoes SA	1,547,700	8,974,914
Kroton Educacional SA	1,462,291	7,283,968
Sul America SA	912,266	5,507,320

		56,149,653

China - 22.1%
3SBio, Inc. (A) (B)	626,000	625,552
Alibaba Group Holding, Ltd., ADR (A)	504,401	51,292,538
Baidu, Inc., ADR (A)	205,830	36,403,094
China Lodging Group, Ltd., ADR	167,830	7,218,368
China Pacific Insurance Group Co., Ltd., Class H	2,623,200	9,487,497
Ctrip.com International, Ltd., ADR (A) (C)	447,829	19,771,650
New Oriental Education & Technology Group, Inc., ADR (A)	262,570	13,162,634
Sinopharm Group Co., Ltd., Class H	2,775,400	13,509,210
SOHO China, Ltd.	6,922,000	3,579,014
Tencent Holdings, Ltd.	2,082,525	55,261,541
Tingyi Cayman Islands Holding Corp. (C)	5,193,000	5,604,427
Want Want China Holdings, Ltd. (C)	10,997,000	6,706,914

		222,622,439

Colombia - 1.7%
Grupo Aval Acciones y Valores SA, ADR	1,148,900	9,409,491
Grupo de Inversiones Suramericana SA	624,630	8,056,177

		17,465,668

Egypt - 0.7%
Commercial International Bank Egypt SAE	1,273,706	7,358,275

France - 3.0%
Kering	60,127	13,336,195
LVMH Moet Hennessy Louis Vuitton SE	92,860	16,875,685

		30,211,880

Hong Kong - 6.5%
AIA Group, Ltd.	4,008,400	25,299,454
Hang Lung Group, Ltd.	1,406,750	5,396,240
Hong Kong Exchanges & Clearing, Ltd.	282,043	7,469,700
Jardine Strategic Holdings, Ltd.	413,977	14,526,453
Melco Crown Entertainment, Ltd., ADR	769,220	12,876,743

		65,568,590

India - 15.2%
Apollo Hospitals Enterprise, Ltd.	409,113	8,225,896
Asian Paints, Ltd.	164,682	2,653,485
Biocon, Ltd.	39,054	541,202
Dr. Reddy’s Laboratories, Ltd.	237,630	11,780,238
Glenmark Pharmaceuticals, Ltd.	307,694	4,319,710
Housing Development Finance Corp., Ltd.	2,431,937	50,205,961
Infosys, Ltd.	1,515,141	22,722,546
Kotak Mahindra Bank, Ltd.	938,702	11,506,210
Sun Pharmaceutical Industries, Ltd.	355,664	3,989,509
Tata Consultancy Services, Ltd.	296,774	10,623,082
Ultratech Cement, Ltd.	138,635	8,243,603

	Shares	Value
COMMON STOCKS (continued)
India (continued)
Zee Entertainment Enterprises, Ltd.	2,391,206	$ 18,553,010

		153,364,452

Indonesia - 2.2%
Astra International Tbk PT	13,233,500	8,341,933
Bank Mandiri Persero Tbk PT	8,123,300	7,143,996
Indocement Tunggal Prakarsa Tbk PT	3,907,000	4,925,671
Semen Indonesia Persero Tbk PT	2,450,000	1,849,517

		22,261,117

Italy - 1.6%
Prada SpA (C)	4,569,500	16,025,994

Japan - 2.3%
Fast Retailing Co., Ltd. (C)	29,200	9,873,481
Murata Manufacturing Co., Ltd. (C)	94,200	13,177,401

		23,050,882

Malaysia - 1.9%
Genting Bhd	7,633,300	14,265,810
Genting Malaysia Bhd, Class B	4,679,000	5,309,187

		19,574,997

Mexico - 4.6%
Fomento Economico Mexicano SAB de CV	1,222,087	11,717,837
Fomento Economico Mexicano SAB de CV, ADR	41,680	3,987,526
Grupo Aeroportuario del Sureste SAB de CV, Class B	348,193	5,543,160
Grupo Financiero Banorte SAB de CV, Class O	2,174,449	12,827,420
Grupo Financiero Inbursa SAB de CV, Class O (C)	5,698,144	9,285,373
Kimberly-Clark de Mexico SAB de CV, A Shares	155,516	335,123
Wal-Mart de Mexico SAB de CV	1,278,569	2,704,470

		46,400,909

Peru - 0.1%
Credicorp, Ltd.	7,350	1,092,798

Philippines - 3.3%
Ayala Land, Inc.	4,662,100	3,487,215
BDO Unibank, Inc.	211,880	493,459
Jollibee Foods Corp.	1,490,170	7,318,277
SM Investments Corp.	924,003	12,808,630
SM Prime Holdings, Inc.	16,065,163	8,920,614

		33,028,195

Poland - 0.8%
Bank Pekao SA	274,841	8,480,087

Republic of Korea - 1.7%
LG Household & Health Care, Ltd.	5,627	4,032,458
NAVER Corp.	16,017	11,996,128
Samsung Biologics Co., Ltd. (D)	8,505	1,010,863

		17,039,449

Russian Federation - 8.7%
Alrosa PAO (A) (E)	7,022,234	9,813,214
Magnit OJSC (A) (E)	203,749	34,161,028
Moscow Exchange MICEX-RTS PJSC (A) (E)	2,791,367	5,138,390
Novatek OJSC, GDR (F)	254,300	27,184,670
Sberbank of Russia PJSC, ADR	1,225,910	11,633,886

		87,931,188

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Developing Markets Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Singapore - 0.5%
Global Logistic Properties, Ltd., Class L	3,732,000	$ 4,761,402

South Africa - 0.0% (G)
Mediclinic International PLC	21,380	237,223

Switzerland - 0.8%
Glencore PLC (A)	2,638,520	8,073,876

Taiwan - 4.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	7,182,459	42,902,433

Thailand - 0.7%
Airports of Thailand PCL	173,400	1,887,718
CP ALL PCL	2,780,600	4,826,672

		6,714,390

Turkey - 1.0%
Anadolu Efes Biracilik Ve Malt Sanayii AS, Class B	801,414	4,897,708
BIM Birlesik Magazalar AS	339,100	5,523,355

		10,421,063

United Kingdom - 1.1%
Old Mutual PLC	4,455,581	10,924,372

United States - 2.6%
Cognizant Technology Solutions Corp., Class A (A)	172,350	8,850,173
Las Vegas Sands Corp.	186,840	10,814,299
Tiffany & Co. (C)	85,050	6,244,371

		25,908,843

Total Common Stocks (Cost $895,164,029)		938,823,530

PREFERRED STOCK - 2.7%
Brazil - 2.7%
Lojas Americanas SA 0.52% (H)	4,178,170	27,095,275

Total Preferred Stock (Cost $21,891,024)		27,095,275

	Shares	Value
WARRANT - 0.0% (G)
Malaysia - 0.0% (G)
Genting Bhd (A) Exercise Price MYR 7.96 Expiration Date 12/18/2018	572,950	$ 174,822

Total Warrant (Cost $269,962)		174,822

SECURITIES LENDING COLLATERAL - 4.2%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.27% (H)	42,152,751	42,152,751

Total Securities Lending Collateral (Cost $42,152,751)		42,152,751

	Principal	Value
REPURCHASE AGREEMENT - 4.3%
State Street Bank & Trust Co. 0.03% (H), dated 10/31/2016, to be repurchased at $43,699,268 on 11/01/2016. Collateralized by a U.S. Government Obligation, 0.88%, due 11/30/2017, and with a value of $44,576,775.	$ 43,699,231	43,699,231

Total Repurchase Agreement (Cost $43,699,231)		43,699,231

Total Investments (Cost $1,003,176,997) (I)		1,051,945,609
Net Other Assets (Liabilities) - (4.2)%		(42,546,150)

Net Assets - 100.0%		$ 1,009,399,459

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Internet Software & Services	14.8%	$156,206,656
Banks	7.5	79,230,995
Hotels, Restaurants & Leisure	5.5	57,977,506
Insurance	4.9	51,218,643
Thrifts & Mortgage Finance	4.8	50,205,961
Food & Staples Retailing	4.5	47,215,525
Textiles, Apparel & Luxury Goods	4.4	46,237,874
IT Services	4.1	43,212,869
Semiconductors & Semiconductor Equipment	4.1	42,902,433
Diversified Consumer Services	2.8	29,421,516
Beverages	2.7	28,925,670
Capital Markets	2.7	28,868,712
Industrial Conglomerates	2.6	27,335,083
Oil, Gas & Consumable Fuels	2.6	27,184,670
Multiline Retail	2.6	27,095,275
Real Estate Management & Development	2.5	26,144,485

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Developing Markets Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments		Value
Health Care Providers & Services	2.1%		$21,972,329
Pharmaceuticals	1.9		20,089,457
Internet & Direct Marketing Retail	1.9		19,771,650
Media	1.8		18,553,010
Metals & Mining	1.7		17,887,090
Specialty Retail	1.5		16,117,852
Construction Materials	1.4		15,018,791
Electronic Equipment, Instruments & Components	1.3		13,177,401
Food Products	1.2		12,311,341
Aerospace & Defense	0.8		8,783,162
Automobiles	0.8		8,341,933
Diversified Financial Services	0.8		8,056,177
Transportation Infrastructure	0.7		7,430,878
Personal Products	0.4		4,032,458
Chemicals	0.2		2,653,485
Biotechnology	0.2		2,177,617
Household Products	0.0	(G)	335,123

Investments, at Value	91.8		966,093,627
Short-Term Investments	8.2		85,851,982

Total Investments	100.0%		$1,051,945,609

SECURITY VALUATION:

Valuation Inputs (J)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$300,630,139	$638,193,391	$—	$938,823,530
Preferred Stock	27,095,275	—	—	27,095,275
Warrant	—	174,822	—	174,822
Securities Lending Collateral	42,152,751	—	—	42,152,751
Repurchase Agreement	—	43,699,231	—	43,699,231

Total Investments	$369,878,165	$682,067,444	$—	$1,051,945,609

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, the value of the 144A security is $625,552, representing 0.1% of the Fund’s net assets.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $40,110,650. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Security on a when-issued, delayed-delivery, or forward commitment basis. Security to be settled and delivered after October 31, 2016.
(E)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2016, total value of securities is $49,112,632, representing 4.9% of the Fund’s net assets.
(F)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2016, the value of the Regulation S security is $27,184,670, representing 2.7% of the Fund’s net assets.
(G)	Percentage rounds to less than 0.1% or (0.1)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Developing Markets Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(H)	Rates disclosed reflect the yields at October 31, 2016.
(I)	Aggregate cost for federal income tax purposes is $1,024,100,293. Aggregate gross unrealized appreciation and depreciation for all securities is $59,518,126 and $31,672,810, respectively. Net unrealized appreciation for tax purposes is $27,845,316.
(J)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

CURRENCY ABBREVIATION:

MYR	Malaysian Ringgit

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Event Driven

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Shares	Value
COMMON STOCKS - 13.6%
Banks - 2.0%
Banco Bilbao Vizcaya Argentaria SA, ADR	22,500	$ 162,225
Comerica, Inc., Class A	22,500	1,172,025
Sumitomo Mitsui Trust Holdings, Inc.	18,000	609,326

		1,943,576

Biotechnology - 0.2%
BioMarin Pharmaceutical, Inc. (A)	3,000	241,560

Capital Markets - 0.8%
Credit Suisse Group AG, ADR	52,500	729,750

Energy Equipment & Services - 0.5%
Halliburton Co.	7,500	345,000
Weatherford International PLC (A)	37,500	180,750

		525,750

Media - 3.5%
CBS Corp., Class B	52,500	2,972,550
Time Warner, Inc.	5,250	467,197

		3,439,747

Metals & Mining - 0.6%
Newmont Mining Corp.	15,000	555,600

Oil, Gas & Consumable Fuels - 0.9%
CONSOL Energy, Inc.	22,500	381,375
Range Resources Corp.	13,767	465,187

		846,562

Pharmaceuticals - 0.4%
Allergan PLC (A)	1,875	391,763

Semiconductors & Semiconductor Equipment - 1.3%
Marvell Technology Group, Ltd.	22,500	293,175
Micron Technology, Inc. (A)	56,250	965,250

		1,258,425

Software - 2.8%
Red Hat, Inc. (A)	20,974	1,624,436
Verint Systems, Inc. (A)	30,000	1,080,000

		2,704,436

Transportation Infrastructure - 0.6%
Macquarie Infrastructure Corp.	7,500	613,575

Total Common Stocks (Cost $13,297,230)		13,250,744

EXCHANGE-TRADED FUND - 0.2%
International Equity Fund - 0.2%
iShares MSCI Italy Capped ETF	15,000	169,200

Total Exchange-Traded Fund (Cost $170,331)		169,200

	Principal	Value
CONVERTIBLE BONDS - 48.8%
Chemicals - 1.5%
OCI NV 3.88%, 09/25/2018, MTN (B) (C)	EUR 1,500,000	1,499,252

Diversified Financial Services - 1.0%
TCP Capital Corp.
4.63%, 03/01/2022 (D)	$ 975,000	971,953

	Principal	Value
CONVERTIBLE BONDS (continued)
Electric Utilities - 2.2%
CEZ MH BV Zero Coupon, 08/04/2017, MTN (B) (C) (E)	EUR 1,900,000	$ 2,182,712

Equity Real Estate Investment Trusts - 2.0%
Hansteen Jersey Securities, Ltd.
4.00%, 07/15/2018 (B) (C)	1,500,000	1,978,420

Health Care Equipment & Supplies - 0.9%
Insulet Corp.
1.25%, 09/15/2021 (D)	$ 900,000	838,688

Internet & Direct Marketing Retail - 3.2%
Ctrip.com International, Ltd.
1.00%, 07/01/2020 (C) (E)	2,970,000	3,148,200

Internet Software & Services - 26.0%
FireEye, Inc. Series B,
1.63%, 06/01/2035 (C) (E)	6,021,000	5,404,088
Twitter, Inc.
1.00%, 09/15/2021 (C) (E) (F)	7,845,000	7,222,303
WebMD Health Corp.
1.50%, 12/01/2020 (C)	3,361,000	3,842,043
Yahoo!, Inc. Zero Coupon, 12/01/2018 (C) (E)	8,757,000	8,860,990

		25,329,424

Oil, Gas & Consumable Fuels - 3.3%
Chesapeake Energy Corp.
5.50%, 09/15/2026 (C) (D)	1,692,000	1,588,365
Whiting Petroleum Corp.
1.25%, 04/01/2020 (F)	1,875,000	1,572,656

		3,161,021

Pharmaceuticals - 0.7%
Clovis Oncology, Inc.
2.50%, 09/15/2021	750,000	637,031

Real Estate Management & Development - 2.5%
BUWOG AG Zero Coupon, 09/09/2021 (B) (C)	EUR 2,100,000	2,380,197

Semiconductors & Semiconductor Equipment - 3.9%
Advanced Micro Devices, Inc.
2.13%, 09/01/2026	$ 1,281,000	1,443,527
Cypress Semiconductor Corp.
4.50%, 01/15/2022 (D) (E)	2,250,000	2,361,094

		3,804,621

Technology Hardware, Storage & Peripherals - 1.6%
Electronics For Imaging, Inc.
0.75%, 09/01/2019	1,500,000	1,586,250

Total Convertible Bonds (Cost $47,784,244)		47,517,769

CORPORATE DEBT SECURITIES - 41.6%
Airlines - 0.9%
Air France-KLM
6.25% (G), 10/01/2020 (B) (C) (H)	EUR 800,000	883,469

Chemicals - 1.1%
NOVA Chemicals Corp.
5.00%, 05/01/2025 (D)	$ 1,100,000	1,104,125

Commercial Services & Supplies - 0.5%
Ahern Rentals, Inc.
7.38%, 05/15/2023 (D)	763,000	499,765

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Event Driven

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services - 3.7%
Frontier Communications Corp.
11.00%, 09/15/2025 (C)	$ 3,548,000	$ 3,632,797

Energy Equipment & Services - 0.8%
Transocean, Inc.
6.00%, 03/15/2018	755,000	757,265

Health Care Providers & Services - 2.5%
Molina Healthcare, Inc.
5.38%, 11/15/2022 (C)	1,905,000	1,982,381
Quorum Health Corp.
11.63%, 04/15/2023 (C) (D)	638,000	462,550

		2,444,931

Hotels, Restaurants & Leisure - 0.8%
LG FinanceCo Corp.
5.88%, 11/01/2024 (D)	750,000	757,031

Household Durables - 0.2%
Beazer Homes USA, Inc.
8.75%, 03/15/2022 (D)	187,000	198,688

Internet & Direct Marketing Retail - 0.9%
Match Group, Inc.
6.38%, 06/01/2024	826,000	892,080

Internet Software & Services - 1.5%
NetFlix, Inc.
4.38%, 11/15/2026 (D)	1,500,000	1,475,625

IT Services - 0.4%
Alliance Data Systems Corp.
5.88%, 11/01/2021 (D) (F)	375,000	377,813

Media - 1.1%
DISH DBS Corp.
5.88%, 11/15/2024	1,081,000	1,088,432

Metals & Mining - 4.1%
AK Steel Corp.
7.63%, 05/15/2020 (C)	3,984,000	4,003,920

Oil, Gas & Consumable Fuels - 11.4%
Chesapeake Energy Corp.
5.38%, 06/15/2021 (E)	1,500,000	1,305,000
6.13%, 02/15/2021 (F)	750,000	686,250
6.63%, 08/15/2020 (C)	1,946,000	1,838,970
Clayton Williams Energy, Inc.
7.75%, 04/01/2019 (C) (F)	1,504,000	1,500,240
Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp.
12.00%, 11/01/2021	2,166,000	2,193,075
EP Energy LLC / Everest Acquisition Finance, Inc.
9.38%, 05/01/2020 (C)	2,944,000	2,311,040
SM Energy Co.
6.75%, 09/15/2026 (F)	1,200,000	1,230,000

		11,064,575

Semiconductors & Semiconductor Equipment - 7.2%
Advanced Micro Devices, Inc.
7.00%, 07/01/2024 (E)	2,151,000	2,130,834
Qorvo, Inc.
7.00%, 12/01/2025 (E)	4,445,000	4,867,275

		6,998,109

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Technology Hardware, Storage & Peripherals - 4.5%
Western Digital Corp.
10.50%, 04/01/2024 (C) (D) (E)	$ 3,754,000	$ 4,335,870

Total Corporate Debt Securities (Cost $39,233,428)		40,514,495

	Number of Contracts	Value
EXCHANGE-TRADED OPTIONS PURCHASED - 0.3%
Call - Advanced Micro Devices, Inc. Exercise Price $7 Expiration Date 11/18/2016	375	19,500
Call - AK Steel Holding Corp. Exercise Price $6 Expiration Date 11/04/2016	600	4,200
Call - Amkor Technology, Inc. Exercise Price $11 Expiration Date 11/18/2016	375	6,562
Call - Banc of California, Inc. Exercise Price $15 Expiration Date 11/18/2016	75	1,500
Call - Bank of America Corp. Exercise Price $17 Expiration Date 11/04/2016	750	3,000
Call - Cemex SAB de CV Exercise Price $10 Expiration Date 11/18/2016	450	1,350
Call - Clovis Oncology, Inc. Exercise Price $35 Expiration Date 11/18/2016	74	5,180
Call - Cypress Semiconductor Corp. Exercise Price $13 Expiration Date 11/18/2016	335	1,675
Call - FireEye, Inc. Exercise Price $14 Expiration Date 11/04/2016	225	4,500
Call - General Motors Co. Exercise Price $33 Expiration Date 11/18/2016	375	6,000
Call - GNC Holdings, Inc. Exercise Price $25 Expiration Date 11/18/2016	150	750
Call - iShares MSCI Italy Capped ETF Exercise Price $12 Expiration Date 11/18/2016	187	935
Call - iShares NASDAQ Biotechnology ETF Exercise Price $275 Expiration Date 11/04/2016	37	370
Call - Micron Technology, Inc. Exercise Price $18 Expiration Date 11/11/2016	112	2,128
Call - Micron Technology, Inc. Exercise Price $18 Expiration Date 11/18/2016	562	15,736
Call - Micron Technology, Inc. Exercise Price $20 Expiration Date 11/18/2016	750	2,250

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Event Driven

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Number of Contracts	Value
EXCHANGE-TRADED OPTIONS PURCHASED (continued)
Call - Mylan NV Exercise Price $39 Expiration Date 11/04/2016	90	$ 450
Call - NXP Semiconductors NV Exercise Price $105 Expiration Date 01/20/2017	1,307	32,675
Call - Red Hat, Inc. Exercise Price $80 Expiration Date 11/04/2016	150	4,125
Call - Seadrill, Ltd. Exercise Price $3 Expiration Date 11/11/2016	1,258	12,580
Call - Seadrill, Ltd. Exercise Price $3 Expiration Date 11/18/2016	375	750
Call - Seadrill, Ltd. Exercise Price $4 Expiration Date 11/18/2016	262	1,310
Call - Weatherford International PLC Exercise Price $7 Expiration Date 11/18/2016	375	750
Put - Allergan, Inc. Exercise Price $215 Expiration Date 11/11/2016	22	22,000
Put - Banc of California, Inc. Exercise Price $10 Expiration Date 01/20/2017	75	4,125
Put - BioMarin Pharmaceutical, Inc. Exercise Price $75 Expiration Date 11/18/2016	45	5,535
Put - CBS Corp. Exercise Price $54 Expiration Date 11/04/2016	75	1,763
Put - CBS Corp. Exercise Price $54 Expiration Date 11/18/2016	150	7,800
Put - Chesapeake Energy Corp. Exercise Price $6 Expiration Date 11/04/2016	750	18,750
Put - Clovis Oncology, Inc. Exercise Price $25 Expiration Date 11/18/2016	75	6,375
Put - Comerica, Inc. Exercise Price $48 Expiration Date 11/18/2016	150	3,825
Put - CONSOL Energy, Inc. Exercise Price $17 Expiration Date 11/18/2016	150	15,300
Put - Ctrip.com International, Ltd. Exercise Price $45 Expiration Date 11/04/2016	112	10,080
Put - Macquarie Infrastructure Corp. Exercise Price $80 Expiration Date 11/18/2016	75	14,625
Put - Marvell Technology Group, Ltd. Exercise Price $13 Expiration Date 11/04/2016	225	1,125

	Number of Contracts	Value
EXCHANGE-TRADED OPTIONS PURCHASED (continued)
Put - Microchip Technology, Inc. Exercise Price $58 Expiration Date 11/18/2016	75	$ 6,375
Put - Newmont Mining Corp. Exercise Price $35 Expiration Date 11/04/2016	150	1,200
Put - Pandora Media, Inc. Exercise Price $12 Expiration Date 11/04/2016	150	6,000
Put - SPDR S&P 500 ETF Trust Exercise Price $208 Expiration Date 11/04/2016	450	11,250
Put - SPDR S&P 500 ETF Trust Exercise Price $212 Expiration Date 11/04/2016	75	6,375
Put - SPDR S&P 500 ETF Trust Exercise Price $212 Expiration Date 11/02/2016	112	6,496
Put - Twitter, Inc. Exercise Price $17 Expiration Date 11/04/2016	300	3,900
Put - Verint Systems, Inc. Exercise Price $35 Expiration Date 11/18/2016	300	15,000
Put - Weatherford International PLC Exercise Price $5 Expiration Date 11/04/2016	375	10,875
Put - WebMD Health Corp. Exercise Price $50 Expiration Date 11/18/2016	56	14,000

Total Exchange-Traded Options Purchased (Cost $547,966)		321,050

	Shares	Value
SECURITIES LENDING COLLATERAL - 5.5%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.27% (I)	5,408,908	5,408,908

Total Securities Lending Collateral (Cost $5,408,908)		5,408,908

	Principal	Value
REPURCHASE AGREEMENT - 4.4%
State Street Bank & Trust Co. 0.03% (I), dated 10/31/2016, to be repurchased at $4,281,687 on 11/01/2016. Collateralized by a U.S. Government Agency Obligation, 0.75%, due 08/23/2017, and with a value of $4,370,456.	$ 4,281,683	4,281,683

Total Repurchase Agreement (Cost $4,281,683)		4,281,683

Total Investments (Cost $110,723,790) (J)		111,463,849

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Event Driven

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Shares	Value
SECURITIES SOLD SHORT - (16.3)% (K) (L)
COMMON STOCKS - (12.0)%
Airlines - (0.0)% (M)
Air France-KLM	(7,711)	$ (47,047)

Automobiles - (0.2)%
General Motors Co.	(7,500)	(237,000)

Banks - (0.3)%
Banc of California, Inc.	(1,500)	(19,950)
Bank of America Corp.	(15,000)	(247,500)

		(267,450)

Biotechnology - (0.1)%
Clovis Oncology, Inc.	(2,325)	(67,611)

Construction Materials - (0.3)%
Cemex SAB de CV, ADR	(30,000)	(260,400)

Equity Real Estate Investment Trusts - (1.3)%
Hansteen Holdings PLC	(944,876)	(1,238,462)

Health Care Equipment & Supplies - (0.4)%
Insulet Corp.	(9,975)	(370,272)

Health Care Providers & Services - (0.0)% (M)
Quorum Health Corp.	(7,500)	(30,300)

Internet & Direct Marketing Retail - (0.9)%
Ctrip.com International, Ltd., ADR	(19,602)	(865,428)

Internet Software & Services - (4.0)%
Twitter, Inc.	(22,221)	(398,867)
WebMD Health Corp.	(34,746)	(1,707,071)
Yahoo!, Inc.	(43,200)	(1,794,960)

		(3,900,898)

Metals & Mining - (0.1)%
AK Steel Holding Corp.	(26,250)	(136,500)

Oil, Gas & Consumable Fuels - (1.4)%
Chesapeake Energy Corp.	(99,300)	(547,143)
MOL Hungarian Oil & Gas PLC	(10,868)	(714,378)
Whiting Petroleum Corp.	(6,525)	(53,766)

		(1,315,287)

Pharmaceuticals - (0.3)%
Mylan NV	(7,500)	(273,750)

	Shares	Value
SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)
Real Estate Management & Development - (0.5)%
BUWOG AG	(20,100)	$ (485,756)

Semiconductors & Semiconductor Equipment - (1.7)%
Advanced Micro Devices, Inc.	(103,933)	(751,435)
Amkor Technology, Inc.	(37,500)	(347,625)
Cypress Semiconductor Corp.	(57,974)	(578,001)

		(1,677,061)

Software - (0.2)%
FireEye, Inc.	(19,500)	(226,590)

Technology Hardware, Storage & Peripherals - (0.3)%
Electronics For Imaging, Inc.	(5,700)	(242,421)

Wireless Telecommunication Services - (0.0)% (M)
VimpelCom, Ltd., ADR	(13,500)	(45,090)

Total Common Stocks (Proceeds $12,688,348)		(11,687,323)

EXCHANGE-TRADED FUNDS - (1.8)%
U.S. Equity Funds - (1.8)%
Energy Select Sector SPDR Fund	(8,175)	(560,969)
Financial Select Sector SPDR Fund	(59,250)	(1,169,595)

Total Exchange-Traded Funds (Proceeds $1,737,821)		(1,730,564)

	Principal	Value
CONVERTIBLE BOND - (2.5)%
United States - (2.5)%
Red Hat, Inc.
0.25%, 10/01/2019	$ (2,014,000)	(2,493,584)

Total Convertible Bond (Proceeds $2,502,909)		(2,493,584)

Total Securities Sold Short (Proceeds $16,929,078)		(15,911,471)

Net Other Assets (Liabilities) - 1.9%		1,846,810

Net Assets - 100.0%		$ 97,399,188

OVER-THE-COUNTER SWAP AGREEMENTS: (N)

Credit Default Swap Agreements on Corporate and Sovereign Issues - Buy Protection (O)
Reference Obligation	Counterparty	Fixed Deal Pay Rate	Expiration Date	Implied Credit Spread at October 31, 2016 (P)	Notional Amount (Q)	Fair Value (R)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Standard Chartered Bank, 5.88%, 09/26/2017	JPM	1.00%	12/20/2021	2.10%	EUR 2,240,000	$143,518	$162,720	$(19,202)

FORWARD FOREIGN CURRENCY CONTRACTS: (N)
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
SSB	11/30/2016	USD	9,283,348	EUR	8,490,000	$—	$(47,758)
SSB	11/30/2016	USD	563,342	JPY	59,000,000	190	—

Total						$190	$(47,758)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Event Driven

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

SECURITY VALUATION:

Valuation Inputs (S)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$12,641,418	$609,326	$—	$13,250,744
Exchange-Traded Fund	169,200	—	—	169,200
Convertible Bonds	—	47,517,769	—	47,517,769
Corporate Debt Securities	—	40,514,495	—	40,514,495
Exchange-Traded Options Purchased	321,050	—	—	321,050
Securities Lending Collateral	5,408,908	—	—	5,408,908
Repurchase Agreement	—	4,281,683	—	4,281,683

Total Investments	$18,540,576	$92,923,273	$—	$111,463,849

Other Financial Instruments
Over-the-Counter Credit Default Swap Agreements	$—	$143,518	$—	$143,518
Forward Foreign Currency Contracts (T)	—	190	—	190

Total Other Financial Instruments	$—	$143,708	$—	$143,708

LIABILITIES
Securities Sold Short
Common Stocks	$(9,201,680)	$(2,485,643)	$—	$(11,687,323)
Exchange-Traded Funds	(1,730,564)	—	—	(1,730,564)
Convertible Bond	—	(2,493,584)	—	(2,493,584)

Total Securities Sold Short	$(10,932,244)	$(4,979,227)	$—	$(15,911,471)

Other Financial Instruments
Forward Foreign Currency Contracts (T)	$—	$(47,758)	$—	$(47,758)

Total Other Financial Instruments	$—	$(47,758)	$—	$(47,758)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2016, the total value of Regulation S securities is $8,924,050, representing 9.2% of the Fund’s net assets.
(C)	All or a portion of these securities have been segregated by the custodian as collateral for an open line of credit. The total value of all securities segregated as collateral for the open line of credit is $34,872,733.
(D)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, the total value of 144A securities is $14,971,567, representing 15.4% of the Fund’s net assets.
(E)	All or a portion of these securities have been segregated by the custodian as collateral for open options and securities sold short transactions. The total value of all securities segregated as collateral for open options and securities sold short transactions is $11,945,650.
(F)	All or a portion of the securities are on loan. The total value of all securities on loan is $5,296,281. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(G)	Floating or variable rate security. The rate disclosed is as of October 31, 2016.
(H)	Perpetual maturity. The date displayed is the next call date.
(I)	Rates disclosed reflect the yields at October 31, 2016.
(J)	Aggregate cost for federal income tax purposes is $111,434,953. Aggregate gross unrealized appreciation and depreciation for all securities is $1,845,049 and $1,816,153, respectively. Net unrealized appreciation for tax purposes is $28,896.
(K)	Cash in the amount of $16,193,586 has been segregated by the custodian as collateral for open securities sold short transactions.
(L)	Cash in the amount of $10,291 has been segregated by the broker as collateral for open securities sold short transactions.
(M)	Percentage rounds to less than 0.1% or (0.1)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Event Driven

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(N)	Cash in the amount of $321,503 has been segregated by the custodian as collateral for open over-the-counter swap agreements and/or forward foreign currency contracts.
(O)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (a) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (b) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(P)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(Q)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(R)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(S)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(T)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

EUR	Euro
JPY	Japanese Yen
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

JPM	JPMorgan Chase Bank, N.A.
SSB	State Street Bank & Trust Co.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Global Real Estate Securities

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Shares	Value
COMMON STOCKS - 97.9%
Australia - 6.6%
Dexus Property Group, REIT	17,584	$ 119,583
Goodman Group, REIT	74,167	383,084
GPT Group, REIT	101,797	360,856
Mirvac Group, REIT	341,131	542,351
Scentre Group, REIT	215,478	690,078
Vicinity Centres, REIT	86,599	189,064
Westfield Corp., REIT	38,250	258,961

		2,543,977

France - 6.7%
Gecina SA, REIT	3,997	582,688
ICADE, REIT	1,589	114,218
Klepierre, REIT	23,914	978,266
Unibail-Rodamco SE, REIT	3,769	897,820

		2,572,992

Germany - 2.6%
Deutsche Wohnen AG	5,931	193,500
LEG Immobilien AG (A)	9,359	789,442

		982,942

Hong Kong - 6.7%
Cheung Kong Property Holdings, Ltd.	52,990	392,528
Henderson Land Development Co., Ltd.	41,700	247,064
Kerry Properties, Ltd.	23,500	74,389
Link REIT	79,100	564,013
Sino Land Co., Ltd.	144,000	245,089
Sun Hung Kai Properties, Ltd.	70,945	1,059,297

		2,582,380

Japan - 14.7%
Daito Trust Construction Co., Ltd.	4,300	720,630
Daiwa House Industry Co., Ltd.	8,323	229,047
GLP J-REIT	137	171,789
Invincible Investment Corp., REIT (B)	176	85,592
Japan Real Estate Investment Corp., REIT	26	150,491
Japan Retail Fund Investment Corp., Class A, REIT	227	514,955
Kenedix Office Investment Corp., Class A, REIT (B)	67	376,943
Mitsubishi Estate Co., Ltd.	31,436	623,954
Mitsui Fudosan Co., Ltd.	41,446	944,757
Mori Hills REIT Investment Corp.	189	266,370
Nippon Building Fund, Inc., REIT	6	35,644
Nippon Prologis REIT, Inc.	251	567,963
NTT Urban Development Corp.	14,200	130,531
Orix JREIT, Inc., Class A	246	421,533
Sumitomo Realty & Development Co., Ltd.	15,930	419,706

		5,659,905

Netherlands - 0.8%
Eurocommercial Properties NV, CVA	4,564	194,293
NSI NV, REIT	29,302	114,834

		309,127

Singapore - 1.0%
Ascendas Real Estate Investment Trust	173,100	294,876
Mapletree Commercial Trust, REIT	91,936	101,105

		395,981

Spain - 0.2%
Hispania Activos Inmobiliarios SOCIMI SA, REIT	6,172	76,019

	Shares	Value
COMMON STOCKS (continued)
Sweden - 0.7%
Fabege AB	2,378	$ 40,177
Hufvudstaden AB, Class A	14,969	231,691

		271,868

United Kingdom - 3.8%
Great Portland Estates PLC, REIT	18,463	134,236
Hammerson PLC, REIT	31,754	214,157
Land Securities Group PLC, REIT	71,111	869,529
Safestore Holdings PLC, REIT	24,571	107,758
Segro PLC, REIT	22,129	118,420

		1,444,100

United States - 54.1%
Alexandria Real Estate Equities, Inc., REIT	3,600	388,116
American Homes 4 Rent, Class A, REIT	7,300	154,103
AvalonBay Communities, Inc., REIT	4,615	789,996
Brixmor Property Group, Inc., REIT	8,700	221,154
CubeSmart, Class A, REIT	10,660	277,906
DCT Industrial Trust, Inc., REIT	8,575	400,881
DDR Corp., REIT	34,900	533,621
Digital Realty Trust, Inc., REIT	9,185	858,155
Duke Realty Corp., REIT	16,600	434,090
Equity Residential, REIT	15,000	926,250
Gaming and Leisure Properties, Inc., REIT	15,500	508,865
General Growth Properties, Inc., REIT	46,203	1,152,765
HCP, Inc., REIT	13,900	476,075
Healthcare Realty Trust, Inc., REIT	10,700	341,223
Healthcare Trust of America, Inc., Class A, REIT	11,109	339,935
Highwoods Properties, Inc., REIT	5,500	272,965
Host Hotels & Resorts, Inc., REIT	28,977	448,564
Kilroy Realty Corp., REIT	7,000	502,810
Kimco Realty Corp., REIT	37,120	987,763
MGM Growth Properties LLC, Class A, REIT	8,976	236,248
Paramount Group, Inc., REIT	13,400	208,370
Pebblebrook Hotel Trust, REIT (B)	6,080	147,622
Prologis, Inc., Class A, REIT	20,303	1,059,004
Public Storage, REIT	3,400	726,648
QTS Realty Trust, Inc., Class A, REIT	8,200	376,872
Regency Centers Corp., REIT	6,900	497,283
Simon Property Group, Inc., REIT	9,570	1,779,637
SL Green Realty Corp., REIT	7,500	736,650
Spirit Realty Capital, Inc., REIT	50,271	598,728
Sun Communities, Inc., REIT	8,000	615,440
Sunstone Hotel Investors, Inc., REIT	18,467	231,946
UDR, Inc., REIT	16,083	562,423
VEREIT, Inc.	80,800	759,520
Vornado Realty Trust, Class A, REIT	11,037	1,024,013
Welltower, Inc., REIT	17,374	1,190,640

		20,766,281

Total Common Stocks (Cost $30,029,808)		37,605,572

SECURITIES LENDING COLLATERAL - 1.1%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.27% (C)	437,413	437,413

Total Securities Lending Collateral (Cost $437,413)		437,413

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Global Real Estate Securities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
REPURCHASE AGREEMENT - 0.3%

State Street Bank & Trust Co. 0.03% (C), dated 10/31/2016, to be repurchased at $102,242 on 11/01/2016. Collateralized by a U.S. Government Agency Obligation, 1.00%, due 09/27/2017, and with a value of $105,525.

	$ 102,242	$ 102,242

Total Repurchase Agreement (Cost $102,242)		102,242

Total Investments (Cost $30,569,463) (D)		38,145,227
Net Other Assets (Liabilities) - 0.7%		286,407

Net Assets - 100.0%		$ 38,431,634

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Equity Real Estate Investment Trusts	82.0%	$31,263,770
Real Estate Management & Development	16.6	6,341,802

Investments, at Value	98.6	37,605,572
Short-Term Investments	1.4	539,655

Total Investments	100.0%	$38,145,227

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS Investments
Common Stocks	$20,766,281	$16,839,291	$—	$37,605,572
Securities Lending Collateral	437,413	—	—	437,413
Repurchase Agreement	—	102,242	—	102,242

Total Investments	$21,203,694	$16,941,533	$—	$38,145,227

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $416,817. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at October 31, 2016.
(D)	Aggregate cost for federal income tax purposes is $32,446,093. Aggregate gross unrealized appreciation and depreciation for all securities is $6,137,375 and $438,241, respectively. Net unrealized appreciation for tax purposes is $5,699,134.
(E)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

CVA	Commanditaire Vennootschap op Aandelen (Dutch Certificate)
REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Principal	Value
ASSET-BACKED SECURITIES - 6.2%
321 Henderson Receivables VI LLC Series 2010-1A, Class A, 5.56%, 07/15/2059 (A)	$ 1,213,592	$ 1,350,686
American Tower Trust I Series 2013-1A, Class 1A, 1.55%, 03/15/2043 (A)	9,440,000	9,437,388
Avis Budget Rental Car Funding AESOP LLC
Series 2013-1A, Class A,
1.92%, 09/20/2019 (A)	1,260,000	1,258,177
Series 2014-1A, Class A,
2.46%, 07/20/2020 (A)	2,725,000	2,744,077
BlueMountain CLO, Ltd. Series 2015-2A, Class A1, 2.31% (B), 07/18/2027 (A)	5,880,000	5,894,682
Diamond Resorts Owner Trust Series 2015-1, Class A, 2.73%, 07/20/2027 (A)	309,383	310,433
Green Tree Agency Advance Funding Trust I Series 2016-T1, Class AT1, 2.38%, 10/15/2048 (A)	6,380,000	6,366,474
Hertz Vehicle Financing LLC Series 2016-3A, Class A, 2.27%, 07/25/2020 (A)	2,855,000	2,851,796
Hilton Grand Vacations Trust Series 2013-A, Class A, 2.28%, 01/25/2026 (A)	712,739	710,101
ICG US CLO, Ltd.
Series 2014-1A, Class A1,
2.03% (B), 04/20/2026 (A)	5,010,000	4,970,065
Series 2016-1A, Class A1,
2.32% (B), 07/29/2028 (A)	3,500,000	3,502,929
JG Wentworth XXI LLC Series 2010-2A, Class A, 4.07%, 01/15/2048 (A)	1,246,967	1,298,997
MVW Owner Trust Series 2016-1A, Class A, 2.25%, 12/20/2033 (A)	5,833,724	5,802,134
NRZ Advance Receivables Trust Series 2015-T4, Class AT4, 3.20%, 11/15/2047 (A)	5,310,000	5,335,973
OCP CLO, Ltd. Series 2015-8A, Class A1, 2.41% (B), 04/17/2027 (A)	5,570,000	5,570,980
Ocwen Master Advance Receivables Trust
Series 2015-T3, Class AT3,
3.21%, 11/15/2047 (A)	4,668,000	4,674,166
Series 2016-T2, Class AT2,
2.72%, 08/16/2049 (A)	2,500,000	2,492,969
Orange Lake Timeshare Trust
Series 2014-AA, Class A,
2.29%, 07/09/2029 (A)	1,309,170	1,303,542
Series 2015-AA, Class A,
2.88%, 09/08/2027 (A)	2,308,654	2,327,593
Palmer Square CLO, Ltd. Series 2015-2A, Class A1A, 2.38% (B), 07/20/2027 (A)	1,870,000	1,870,654

	Principal	Value
ASSET-BACKED SECURITIES (continued)
SBA Tower Trust Series 2014-1A, Class C, 2.90% (B), 10/15/2044 (A)	$ 10,669,000	$ 10,851,635
Sierra Timeshare Receivables Funding LLC
Series 2013-3A, Class A,
2.20%, 10/20/2030 (A)	876,659	878,206
Series 2014-1A, Class A,
2.07%, 03/20/2030 (A)	911,319	906,433
Series 2014-2A, Class A,
2.05%, 06/20/2031 (A)	374,555	374,611
Series 2014-2A, Class B,
2.40%, 06/20/2031 (A)	864,357	865,921
Series 2015-3A, Class A,
2.58%, 09/20/2032 (A)	2,146,787	2,157,254
Series 2016-2A, Class A,
2.33%, 07/20/2033 (A)	2,316,765	2,309,578
SilverLeaf Finance XVII LLC Series 2013-A, Class A, 2.68%, 03/16/2026 (A)	386,903	383,550
Silverleaf Finance XVIII LLC Series 2014-A, Class A, 2.81%, 01/15/2027 (A)	535,721	530,408
SolarCity LMC Series III LLC Series 2014-2, Class A, 4.02%, 07/20/2044 (A)	764,006	712,907
SpringCastle America Funding LLC Series 2016-AA, Class A, 3.05%, 04/25/2029 (A)	4,580,000	4,618,838
SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes Series 2015-T3, Class AT3, 2.92%, 07/15/2047 (A)	2,000,000	2,003,524
SVO VOI Mortgage LLC Series 2012-AA, Class A, 2.00%, 09/20/2029 (A)	558,776	552,017
Trafigura Securitisation Finance PLC Series 2014-1A, Class A, 1.48% (B), 10/15/2018 (A)	5,537,000	5,507,045
VSE VOI Mortgage LLC Series 2016-A, Class A, 2.54%, 07/20/2033 (A)	8,750,324	8,759,444
Wellfleet CLO, Ltd. Series 2016-2A, Class A1, 2.51% (B), 10/20/2028 (A) (C) (D)	4,890,000	4,890,000

Total Asset-Backed Securities (Cost $116,029,958)		116,375,187

CORPORATE DEBT SECURITIES - 40.7%
Air Freight & Logistics - 0.3%
FedEx Corp.
4.90%, 01/15/2034	2,988,000	3,356,492
5.10%, 01/15/2044	1,688,000	1,927,527

		5,284,019

Airlines - 1.5%
American Airlines Pass-Through Trust
3.70%, 04/01/2028	3,927,606	4,085,103
4.95%, 07/15/2024	4,776,304	5,212,142

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Airlines (continued)
Continental Airlines Pass-Through Trust 4.00%, 04/29/2026	$ 4,921,385	$ 5,278,185
Delta Air Lines Pass-Through Trust
4.75%, 11/07/2021	6,073,724	6,529,253
6.82%, 02/10/2024	4,314,148	5,138,150
7.75%, 06/17/2021	170,663	193,276
Southwest Airlines Co. Pass-Through Trust 6.15%, 02/01/2024	368,733	415,747
UAL Pass-Through Trust 10.40%, 05/01/2018	632,245	634,198

		27,486,054

Auto Components - 0.1%
BorgWarner, Inc. 3.38%, 03/15/2025	1,665,000	1,690,193

Automobiles - 0.3%
General Motors Co.
4.88%, 10/02/2023	4,896,000	5,271,694
6.25%, 10/02/2043	575,000	658,373

		5,930,067

Banks - 7.6%
Bank of America Corp.
2.63%, 10/19/2020, MTN	5,605,000	5,698,788
4.10%, 07/24/2023	2,000,000	2,149,740
4.25%, 10/22/2026, MTN	3,596,000	3,778,353
4.45%, 03/03/2026, MTN	2,000,000	2,134,934
Bank One Capital III 8.75%, 09/01/2030	705,000	1,002,494
Bank One Corp. 8.00%, 04/29/2027	470,000	634,000
Barclays Bank PLC 10.18%, 06/12/2021 (A)	10,660,000	13,478,866
Branch Banking & Trust Co. 3.80%, 10/30/2026	2,430,000	2,607,310
Citigroup, Inc.
1.70%, 04/27/2018	3,222,000	3,223,650
2.26% (B), 09/01/2023	4,275,000	4,290,176
3.38%, 03/01/2023	2,715,000	2,799,249
5.95% (B), 01/30/2023 (E)	1,700,000	1,763,750
Commerzbank AG 8.13%, 09/19/2023 (A)	10,230,000	11,760,408
Cooperatieve Rabobank UA 11.00% (B), 06/30/2019 (A) (E)	13,182,000	15,882,992
Discover Bank 3.45%, 07/27/2026	4,687,000	4,690,140
First Horizon National Corp. 3.50%, 12/15/2020	2,440,000	2,484,508
HSBC Holdings PLC 5.25%, 03/14/2044	790,000	867,182
Intesa Sanpaolo SpA 5.02%, 06/26/2024 (A)	1,540,000	1,429,091
JPMorgan Chase & Co.
2.55%, 10/29/2020	8,536,000	8,681,317
3.25%, 09/23/2022	5,940,000	6,175,830
6.40%, 05/15/2038	3,925,000	5,289,982
JPMorgan Chase Bank NA 6.00%, 10/01/2017	1,055,000	1,098,887

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
KeyBank NA 3.40%, 05/20/2026, MTN	$ 1,860,000	$ 1,886,364
Nordea Bank AB 4.25%, 09/21/2022 (A)	10,052,000	10,799,778
Oversea-Chinese Banking Corp., Ltd. 3.15% (B), 03/11/2023 (A)	1,480,000	1,500,898
PNC Bank NA 2.95%, 02/23/2025	1,210,000	1,234,684
Royal Bank of Scotland Group PLC
6.10%, 06/10/2023	1,414,000	1,465,646
6.40%, 10/21/2019	1,477,000	1,633,420
Svenska Handelsbanken AB 2.45%, 03/30/2021, MTN (F)	4,150,000	4,223,318
Toronto-Dominion Bank 3.63% (B), 09/15/2031	4,180,000	4,175,419
US Bancorp 1.65%, 05/15/2017, MTN	4,118,000	4,127,039
US Bank NA 2.13%, 10/28/2019	2,024,000	2,058,119
Wells Fargo & Co.
4.13%, 08/15/2023	3,015,000	3,215,965
5.38%, 11/02/2043	3,398,000	3,883,044
Wells Fargo Bank NA 5.95%, 08/26/2036	1,767,000	2,169,420

		144,294,761

Beverages - 0.8%
Anheuser-Busch InBev Finance, Inc. 3.65%, 02/01/2026	4,230,000	4,451,068
Molson Coors Brewing Co. 2.10%, 07/15/2021	3,915,000	3,899,446
SABMiller Holdings, Inc. 4.95%, 01/15/2042 (A)	6,497,000	7,372,412

		15,722,926

Biotechnology - 0.7%
Celgene Corp. 5.00%, 08/15/2045	7,317,000	7,850,636
Gilead Sciences, Inc. 4.15%, 03/01/2047	5,061,000	5,023,751

		12,874,387

Building Products - 0.2%
Owens Corning 4.20%, 12/15/2022	4,114,000	4,367,895

Capital Markets - 4.6%
Ameriprise Financial, Inc.
3.70%, 10/15/2024	6,836,000	7,288,126
7.30%, 06/28/2019	4,932,000	5,635,328
Credit Suisse Group Funding Guernsey, Ltd.
3.75%, 03/26/2025	4,559,000	4,522,026
3.80%, 06/09/2023 (A)	5,920,000	5,977,448
Deutsche Bank AG
2.12% (B), 08/20/2020	2,210,000	2,124,488
4.25%, 10/14/2021 (A)	5,510,000	5,546,289
Goldman Sachs Group, Inc.
2.75%, 09/15/2020	3,487,000	3,555,907
5.75%, 01/24/2022	4,815,000	5,566,944
6.75%, 10/01/2037	3,620,000	4,565,685

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Macquarie Group, Ltd. 6.25%, 01/14/2021 (A)	$ 6,245,000	$ 7,062,539
Morgan Stanley
5.00%, 11/24/2025	9,529,000	10,540,094
5.75%, 01/25/2021	8,720,000	9,886,248
Oaktree Capital Management, LP 6.75%, 12/02/2019 (A)	2,330,000	2,621,886
UBS AG
1.80%, 03/26/2018, MTN	5,273,000	5,285,007
7.63%, 08/17/2022	6,463,000	7,489,001

		87,667,016

Chemicals - 0.3%
Monsanto Co. 4.40%, 07/15/2044	5,031,000	4,986,868

Commercial Services & Supplies - 0.5%
ERAC USA Finance LLC 2.70%, 11/01/2023 (A)	4,400,000	4,360,426
Hutchison Whampoa International 11, Ltd. 3.50%, 01/13/2017 (A)	235,000	235,957
Hutchison Whampoa International 12 II, Ltd. 2.00%, 11/08/2017 (A)	3,300,000	3,314,853
Hutchison Whampoa International 14, Ltd. 1.63%, 10/31/2017 (A)	1,250,000	1,250,769

		9,162,005

Communications Equipment - 0.3%
Harris Corp. 5.55%, 10/01/2021	5,369,000	6,086,830

Construction Materials - 0.3%
LafargeHolcim Finance US LLC 4.75%, 09/22/2046 (A)	1,575,000	1,589,600
Martin Marietta Materials, Inc. 4.25%, 07/02/2024	4,225,000	4,420,664

		6,010,264

Consumer Finance - 0.9%
Ally Financial, Inc. 3.50%, 01/27/2019	1,890,000	1,894,725
American Express Co. 4.05%, 12/03/2042	1,085,000	1,099,459
BMW US Capital LLC 2.80%, 04/11/2026 (A)	5,807,000	5,857,167
Discover Financial Services 3.85%, 11/21/2022	5,260,000	5,428,015
Ford Motor Credit Co. LLC 4.38%, 08/06/2023	3,090,000	3,296,056

		17,575,422

Containers & Packaging - 0.2%
International Paper Co. 4.75%, 02/15/2022	3,015,000	3,348,561

Diversified Telecommunication Services - 1.9%
AT&T, Inc.
3.00%, 06/30/2022	8,170,000	8,284,298
3.40%, 05/15/2025	6,357,000	6,336,225
4.35%, 06/15/2045	2,024,000	1,856,751
GTP Acquisition Partners I LLC 2.35%, 06/15/2045 (A)	795,000	791,884

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services (continued)
Hughes Satellite Systems Corp. 7.63%, 06/15/2021	$ 2,155,000	$ 2,362,419
Intelsat Jackson Holdings SA 7.25%, 04/01/2019	1,472,000	1,186,800
Verizon Communications, Inc.
3.85%, 11/01/2042	1,741,000	1,593,348
5.15%, 09/15/2023	8,663,000	9,909,259
6.55%, 09/15/2043	2,686,000	3,519,452

		35,840,436

Electric Utilities - 1.5%
Appalachian Power Co. 3.40%, 06/01/2025	2,585,000	2,708,460
Duke Energy Corp. 3.75%, 04/15/2024 - 09/01/2046	9,079,000	8,966,599
Niagara Mohawk Power Corp. 4.88%, 08/15/2019 (A)	1,540,000	1,667,609
Oncor Electric Delivery Co. LLC 4.10%, 06/01/2022	4,835,000	5,298,048
PacifiCorp 3.60%, 04/01/2024	5,005,000	5,384,894
Public Service Electric & Gas Co. 3.00%, 05/15/2025, MTN	3,335,000	3,476,921

		27,502,531

Energy Equipment & Services - 0.2%
Schlumberger Holdings Corp. 3.00%, 12/21/2020 (A)	4,129,000	4,284,329

Equity Real Estate Investment Trusts - 2.6%
CBL & Associates, LP 5.25%, 12/01/2023	5,582,000	5,651,206
EPR Properties 5.75%, 08/15/2022	3,123,000	3,438,020
HCP, Inc. 3.40%, 02/01/2025	4,320,000	4,234,097
Highwoods Realty, LP 5.85%, 03/15/2017	1,555,000	1,579,432
Hospitality Properties Trust 5.00%, 08/15/2022	6,379,000	6,899,239
Kilroy Realty, LP 4.25%, 08/15/2029	2,565,000	2,659,895
National Retail Properties, Inc. 3.90%, 06/15/2024	3,565,000	3,741,328
Realty Income Corp. 6.75%, 08/15/2019	4,274,000	4,849,178
Simon Property Group, LP 3.38%, 10/01/2024	7,983,000	8,383,723
VEREIT Operating Partnership, LP
3.00%, 02/06/2019	2,582,000	2,611,719
4.13%, 06/01/2021	4,300,000	4,472,000

		48,519,837

Food & Staples Retailing - 1.0%
CVS Health Corp. 2.13%, 06/01/2021	5,634,000	5,634,490
Wal-Mart Stores, Inc. 4.30%, 04/22/2044	5,019,000	5,631,363
Walgreens Boots Alliance, Inc. 3.30%, 11/18/2021	6,877,000	7,200,824

		18,466,677

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Food Products - 0.6%
Bunge, Ltd. Finance Corp. 3.25%, 08/15/2026	$ 1,845,000	$ 1,846,692
Kraft Heinz Foods Co.
2.80%, 07/02/2020	3,435,000	3,534,069
4.38%, 06/01/2046	2,926,000	2,967,502
4.88%, 02/15/2025 (A)	2,255,000	2,477,580

		10,825,843

Health Care Providers & Services - 0.8%
Anthem, Inc. 2.30%, 07/15/2018	4,585,000	4,622,244
Express Scripts Holding Co.
3.40%, 03/01/2027	3,415,000	3,352,680
4.80%, 07/15/2046	2,456,000	2,445,157
HCA Holdings, Inc. 6.25%, 02/15/2021	1,150,000	1,240,562
UnitedHealth Group, Inc. 3.38%, 11/15/2021	2,655,000	2,825,735

		14,486,378

Household Durables - 0.2%
Newell Brands, Inc. 4.20%, 04/01/2026	3,710,000	4,008,703

Household Products - 0.2%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
5.75%, 10/15/2020	2,450,000	2,514,386
6.88%, 02/15/2021	1,235,000	1,278,225

		3,792,611

Industrial Conglomerates - 1.1%
General Electric Co.
5.00% (B), 01/21/2021 (E)	11,633,000	12,324,000
5.50%, 01/08/2020, MTN	3,771,000	4,214,010
6.88%, 01/10/2039, MTN	2,696,000	3,948,408

		20,486,418

Insurance - 1.8%
American Financial Group, Inc. 9.88%, 06/15/2019	635,000	759,880
CNA Financial Corp. 5.88%, 08/15/2020	2,582,000	2,908,393
Fidelity National Financial, Inc.
5.50%, 09/01/2022	370,000	400,698
6.60%, 05/15/2017	1,226,000	1,255,993
Hartford Financial Services Group, Inc. 5.13%, 04/15/2022	4,315,000	4,882,496
Lincoln National Corp. 8.75%, 07/01/2019	1,950,000	2,273,388
Metropolitan Life Global Funding I 1.30%, 04/10/2017 (A)	2,670,000	2,673,655
Nippon Life Insurance Co. 5.00% (B), 10/18/2042 (A)	4,080,000	4,415,662
OneBeacon US Holdings, Inc. 4.60%, 11/09/2022	1,694,000	1,696,922
Pacific Life Insurance Co. 9.25%, 06/15/2039 (A)	2,844,000	4,349,119
Principal Financial Group, Inc. 8.88%, 05/15/2019	2,158,000	2,534,806

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
Reinsurance Group of America, Inc. 3.52% (B), 12/15/2065	$ 2,791,000	$ 2,355,604
Swiss Re America Holding Corp. 7.75%, 06/15/2030	2,903,000	4,024,406

		34,531,022

IT Services - 0.1%
MasterCard, Inc. 3.38%, 04/01/2024	2,025,000	2,155,955

Life Sciences Tools & Services - 0.0% (G)
Thermo Fisher Scientific, Inc. 2.40%, 02/01/2019	790,000	803,195

Machinery - 0.1%
Doosan Heavy Industries & Construction Co., Ltd. 2.13%, 04/27/2020 (A)	1,185,000	1,180,964

Media - 1.1%
CBS Corp. 5.75%, 04/15/2020	2,645,000	2,964,133
Clear Channel Worldwide Holdings, Inc. 6.50%, 11/15/2022	4,300,000	4,379,550
Comcast Corp. 5.88%, 02/15/2018	3,480,000	3,683,552
NBCUniversal Enterprise, Inc. 5.25%, 03/19/2021 (A) (E)	2,215,000	2,359,640
NBCUniversal Media LLC
4.38%, 04/01/2021	5,222,000	5,745,568
4.45%, 01/15/2043	1,636,000	1,769,049

		20,901,492

Metals & Mining - 0.0% (G)
Rio Tinto Finance USA PLC 3.50%, 03/22/2022	451,000	479,034

Multi-Utilities - 0.3%
DTE Electric Co. 4.30%, 07/01/2044	4,920,000	5,539,713

Oil, Gas & Consumable Fuels - 2.6%
Anadarko Petroleum Corp. 5.55%, 03/15/2026 (F)	6,138,000	6,977,635
BP Capital Markets PLC 3.12%, 05/04/2026	6,429,000	6,505,139
CNOOC Nexen Finance ULC 1.63%, 04/30/2017	850,000	850,096
Continental Resources, Inc. 3.80%, 06/01/2024	1,055,000	970,600
Energy Transfer Partners, LP
4.90%, 02/01/2024	2,755,000	2,887,061
5.15%, 03/15/2045	1,238,000	1,152,712
7.60%, 02/01/2024	3,005,000	3,364,813
EnLink Midstream Partners, LP
2.70%, 04/01/2019	3,615,000	3,612,976
4.85%, 07/15/2026	1,526,000	1,554,423
EOG Resources, Inc. 2.45%, 04/01/2020	1,500,000	1,527,433
Exxon Mobil Corp. 3.04%, 03/01/2026	5,617,000	5,808,090
Kinder Morgan, Inc. 3.05%, 12/01/2019	1,466,000	1,502,106

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Petrobras Global Finance BV 5.38%, 01/27/2021	$ 1,665,000	$ 1,648,683
Petroleos Mexicanos 3.50%, 07/18/2018 - 01/30/2023	5,560,000	5,506,850
Shell International Finance BV
2.50%, 09/12/2026	4,551,000	4,424,305
3.75%, 09/12/2046	1,337,000	1,272,809

		49,565,731

Pharmaceuticals - 1.4%
Actavis Funding SCS
3.00%, 03/12/2020	3,394,000	3,494,459
3.45%, 03/15/2022	667,000	692,480
3.80%, 03/15/2025	3,913,000	4,060,966
4.55%, 03/15/2035	4,290,000	4,429,459
Actavis, Inc. 3.25%, 10/01/2022	3,997,000	4,116,403
Merck & Co., Inc. 1.30%, 05/18/2018	1,716,000	1,719,564
Mylan NV 3.15%, 06/15/2021 (A)	1,177,000	1,195,904
Pfizer, Inc. 4.40%, 05/15/2044	641,000	720,701
Teva Pharmaceutical Finance Netherlands III BV
2.20%, 07/21/2021	4,717,000	4,660,061
4.10%, 10/01/2046	1,820,000	1,689,532

		26,779,529

Road & Rail - 0.5%
Aviation Capital Group Corp. 7.13%, 10/15/2020 (A)	5,920,000	6,998,446
Hertz Corp.
5.50%, 10/15/2024 (A) (F)	1,065,000	1,034,009
6.75%, 04/15/2019	728,000	742,713

		8,775,168

Semiconductors & Semiconductor Equipment - 0.5%
Intel Corp. 2.45%, 07/29/2020	6,390,000	6,583,854
KLA-Tencor Corp. 4.13%, 11/01/2021	2,442,000	2,610,781

		9,194,635

Software - 0.3%
Microsoft Corp. 2.70%, 02/12/2025	6,089,000	6,190,157

Technology Hardware, Storage & Peripherals - 0.9%
Apple, Inc. 2.40%, 05/03/2023	6,827,000	6,858,875
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. 6.02%, 06/15/2026 (A)	3,535,000	3,853,345
Hewlett Packard Enterprise Co. 3.85%, 10/15/2020 (A)	4,912,000	5,204,112
Seagate HDD Cayman 4.88%, 06/01/2027	2,040,000	1,843,152

		17,759,484

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Tobacco - 0.3%
Reynolds American, Inc. 8.13%, 06/23/2019	$ 2,315,000	$ 2,691,986
RJ Reynolds Tobacco Co. 8.13%, 06/23/2019	1,745,000	2,029,165

		4,721,151

Trading Companies & Distributors - 0.4%
International Lease Finance Corp. 8.25%, 12/15/2020	5,785,000	6,884,150

Wireless Telecommunication Services - 1.7%
America Movil SAB de CV
3.13%, 07/16/2022	2,285,000	2,343,016
4.38%, 07/16/2042 (F)	2,600,000	2,550,369
Crown Castle Towers LLC
3.22%, 05/15/2042 (A)	12,242,000	12,647,822
4.88%, 08/15/2040 (A)	3,200,000	3,477,917
6.11%, 01/15/2040 (A)	1,161,000	1,280,923
SBA Tower Trust 2.24%, 04/15/2043 (A)	920,000	922,010
Sprint Communications, Inc. 9.00%, 11/15/2018 (A)	8,359,000	9,194,900

		32,416,957

Total Corporate Debt Securities (Cost $763,218,960)		768,579,368

FOREIGN GOVERNMENT OBLIGATIONS - 0.7%
Colombia - 0.1%
Colombia Government International Bond 4.50%, 01/28/2026 (F)	1,850,000	1,979,500

Indonesia - 0.1%
Indonesia Government International Bond 4.75%, 01/08/2026 (A)	1,260,000	1,373,534

Republic of Korea - 0.4%
Export-Import Bank of Korea 4.00%, 01/11/2017	1,700,000	1,708,500
Korea Development Bank
3.00%, 03/17/2019	5,200,000	5,373,394
3.50%, 08/22/2017	900,000	915,037

		7,996,931

Saudi Arabia - 0.1%
Saudi Arabia Government International Bond 2.38%, 10/26/2021 (A)	1,505,000	1,501,237

Total Foreign Government Obligations (Cost $12,682,051)		12,851,202

MORTGAGE-BACKED SECURITIES - 12.2%
Aventura Mall Trust Series 2013-AVM, Class A, 3.74% (B), 12/05/2032 (A)	4,500,000	4,812,796
Banc of America Commercial Mortgage Trust Series 2007-3, Class A1A, 5.55% (B), 06/10/2049	2,372,501	2,401,989
Banc of America Re-REMIC Trust Series 2010-UB3, Class A4B1, 5.72% (B), 06/15/2049 (A)	2,295,000	2,293,640

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
BB-UBS Trust
Series 2012-TFT, Class A,
2.89%, 06/05/2030 (A)	$ 10,155,000	$ 10,215,935
Series 2012-TFT, Class C,
3.47% (B), 06/05/2030 (A)	2,980,000	2,923,249
BBCMS Trust Series 2013-TYSN, Class B, 4.04%, 09/05/2032 (A)	2,530,000	2,657,222
BCAP LLC Trust
Series 2009-RR15, Class 1A1,
3.18% (B), 10/26/2035 (A)	44,783	44,679
Series 2009-RR4, Class 9A1,
2.99% (B), 10/26/2035 (A)	47,108	46,883
Series 2009-RR6, Class 2A1,
3.11% (B), 08/26/2035 (A)	966,914	958,186
Series 2011-R11, Class 16A5,
2.58% (B), 08/26/2035 (A)	1,623,592	1,629,576
Series 2011-R11, Class 23A1,
3.02% (B), 06/26/2035 (A)	639,702	643,010
Series 2012-RR12, Class 4A1,
3.03% (B), 04/26/2036 (A)	1,282,077	1,296,562
Bear Stearns Commercial Mortgage Securities Trust
Series 2006-PW14, Class A1A,
5.19%, 12/11/2038	399,767	399,320
Series 2007-PW15, Class A1A,
5.32%, 02/11/2044	4,295,115	4,320,466
Series 2007-PW17, Class A1A,
5.65% (B), 06/11/2050	930,735	953,330
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class B, 3.58% (B), 03/13/2035 (A)	1,440,000	1,502,482
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class A3,
3.75%, 03/10/2047	485,000	523,786
Series 2014-GC19, Class A4,
4.02%, 03/10/2047	330,000	361,979
Citigroup Mortgage Loan Trust
Series 2014-A, Class A,
4.00% (B), 01/25/2035 (A)	1,602,831	1,663,803
Series 2015-A, Class A1,
3.50% (B), 06/25/2058 (A)	2,711,809	2,753,667
Series 2015-PS1, Class A1,
3.75% (B), 09/25/2042 (A)	3,024,067	3,118,853
COMM Mortgage Trust
Series 2013-GAM, Class A1,
1.71%, 02/10/2028 (A)	255,810	254,186
Series 2013-GAM, Class A2,
3.37%, 02/10/2028 (A)	2,625,000	2,722,581
Series 2013-WWP, Class A2,
3.42%, 03/10/2031 (A)	2,760,000	2,917,616
Series 2014-UBS2, Class A5,
3.96%, 03/10/2047	1,500,000	1,629,313
Series 2016-GCT, Class C,
3.46% (B), 08/10/2029 (A)	2,670,000	2,728,710
Commercial Mortgage Pass-Through Certificates Series 2012-LTRT, Class A2, 3.40%, 10/05/2030 (A)	5,475,000	5,641,657

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Core Industrial Trust Series 2015-CALW, Class B, 3.25%, 02/10/2034 (A)	$ 4,625,000	$ 4,804,374
Credit Suisse Mortgage Capital Certificates Series 2009-12R, Class 1A1, 3.08% (B), 09/27/2036 (A)	270,877	270,243
CSMC Trust
Series 2009-14R, Class 2A1,
5.00%, 06/26/2037 (A)	352,404	360,972
Series 2014-11R, Class 17A1,
0.67% (B), 12/27/2036 (A)	2,135,435	1,998,964
GS Mortgage Securities Corp. Trust Series 2012-SHOP, Class C, 3.63%, 06/05/2031 (A)	2,825,000	2,876,870
GS Mortgage Securities Trust Series 2013-G1, Class A2, 3.56% (B), 04/10/2031 (A)	4,555,517	4,694,582
HarborView Mortgage Loan Trust Series 2004-4, Class 2A, 1.09% (B), 06/19/2034	572,903	530,835
Hilton USA Trust Series 2013-HLT, Class AFX, 2.66%, 11/05/2030 (A)	2,401,541	2,402,419
Houston Galleria Mall Trust Series 2015-HGLR, Class A1A2, 3.09%, 03/05/2037 (A)	4,498,000	4,585,944
Impac CMB Trust Series 2003-8, Class 1A1, 1.21% (B), 10/25/2033	348,629	338,425
Jefferies Re-REMIC Trust Series 2009-R2, Class 4A, 2.88% (B), 05/26/2037 (A)	931,134	933,414
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2007-LD12, Class A1A,
5.85% (B), 02/15/2051	245,961	251,324
Series 2007-LDPX, Class A1A,
5.44%, 01/15/2049	1,015,168	1,022,098
Series 2012-WLDN, Class A,
3.91%, 05/05/2030 (A)	3,151,448	3,366,045
Series 2014-DSTY, Class B,
3.77%, 06/10/2027 (A)	4,800,000	4,905,885
LB Commercial Mortgage Trust Series 2007-C3, Class A1A, 5.87% (B), 07/15/2044	795,709	809,740
Mill City Mortgage Loan Trust Series 2016-1, Class A1, 2.50% (B), 04/25/2057 (A)	2,324,952	2,342,802
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2012-C6, Class AS,
3.48%, 11/15/2045	1,800,000	1,885,426
Series 2013-C11, Class B,
4.37% (B), 08/15/2046	1,035,000	1,127,135
Morgan Stanley Capital Barclays Bank Trust Series 2016-MART, Class A, 2.20%, 09/13/2031 (A)	7,300,000	7,288,402

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Capital I Trust
Series 2007-IQ13, Class A1A,
5.31%, 03/15/2044	$ 711,276	$ 715,026
Series 2007-IQ14, Class A1A,
5.67% (B), 04/15/2049	4,382,197	4,438,468
Series 2007-T27, Class A1A,
5.64% (B), 06/11/2042	1,394,867	1,421,911
Morgan Stanley Re-REMIC Trust
Series 2009-R3, Class 1A,
5.50%, 10/26/2035 (A)	181,862	189,636
Series 2010-GG10, Class A4A,
5.79% (B), 08/15/2045 (A)	3,155,811	3,172,080
Series 2010-GG10, Class A4B,
5.79% (B), 08/15/2045 (A)	2,220,000	2,235,134
Series 2012-R3, Class 1A,
2.34% (B), 11/26/2036 (A)	413,622	413,432
Series 2013-R8, Class 9A,
1.25% (B), 09/26/2036 (A)	446,950	433,223
Series 2014-R3, Class 2A,
3.00% (B), 07/26/2048 (A)	1,473,504	1,482,001
Series 2014-R4, Class 4A,
3.29% (B), 11/21/2035 (A)	1,572,581	1,587,980
Motel 6 Trust
Series 2015-MTL6, Class B,
3.30%, 02/05/2030 (A)	8,130,000	8,143,298
Series 2015-MTL6, Class C,
3.64%, 02/05/2030 (A)	5,795,000	5,804,282
Nationstar Mortgage Loan Trust Series 2013-A, Class A, 3.75% (B), 12/25/2052 (A)	790,055	820,734
New Residential Mortgage Loan Trust
Series 2014-2A, Class A3,
3.75% (B), 05/25/2054 (A)	1,281,446	1,326,561
Series 2014-3A, Class AFX3,
3.75% (B), 11/25/2054 (A)	1,315,359	1,356,550
Series 2015-2A, Class A1,
3.75% (B), 08/25/2055 (A)	5,203,642	5,398,881
Series 2016-1A, Class A1,
3.75% (B), 03/25/2056 (A)	3,986,368	4,114,896
Series 2016-2A, Class A1,
3.75% (B), 11/26/2035 (A)	4,465,926	4,620,111
Series 2016-3A, Class A1B,
3.25% (B), 09/25/2056 (A)	6,274,242	6,434,659
Palisades Center Trust Series 2016-PLSD, Class A, 2.71%, 04/13/2033 (A)	6,500,000	6,605,198
Provident Funding Mortgage Loan Trust Series 2005-1, Class 3A1, 1.11% (B), 05/25/2035	827,799	794,979
RBSCF Trust Series 2009-RR2, Class WBB, 5.96% (B), 02/16/2051 (A)	1,215,000	1,218,871
RBSSP Resecuritization Trust
Series 2009-6, Class 2A1,
2.86% (B), 01/26/2036 (A)	1,119,648	1,130,885
Series 2009-7, Class 5A4,
0.93% (B), 06/26/2037 (A)	771,018	736,926
SCG Trust Series 2013-SRP1, Class AJ, 2.48% (B), 11/15/2026 (A)	3,215,000	3,135,064

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Towd Point Mortgage Trust
Series 2015-3, Class A1B,
3.00% (B), 03/25/2054 (A)	$ 6,000,905	$ 6,101,633
Series 2015-4, Class A1B,
2.75% (B), 04/25/2055 (A)	2,099,529	2,126,368
Series 2015-5, Class A1B,
2.75% (B), 05/25/2055 (A)	5,777,061	5,853,547
Series 2015-6, Class A1B,
2.75% (B), 04/25/2055 (A)	5,550,350	5,629,349
Series 2016-2, Class A1A,
2.75% (B), 08/25/2055 (A)	5,605,465	5,689,155
Series 2016-3, Class A1,
2.25% (B), 08/25/2055 (A)	10,524,520	10,540,301
Series 2016-4, Class A1,
2.25% (B), 07/25/2056 (A)	7,062,021	7,070,151
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 06/10/2030 (A)	3,803,000	3,995,711
Waldorf Astoria Boca Raton Trust Series 2016-BOCA, Class C, 3.03% (B), 06/15/2029 (A)	3,245,000	3,243,598
Wells Fargo Commercial Mortgage Trust Series 2015-C26, Class B, 3.78%, 02/15/2048	3,000,000	3,135,847
Wells Fargo Mortgage-Backed Securities Trust Series 2003-N, Class 1A2, 2.76% (B), 12/25/2033	796,383	793,990

Total Mortgage-Backed Securities (Cost $230,065,649)		230,121,811

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.6%
California - 0.6%
State of California, General Obligation Unlimited
7.60%, 11/01/2040	2,735,000	4,308,746
7.95%, 03/01/2036	5,350,000	6,375,167

Total Municipal Government Obligations (Cost $10,599,453)		10,683,913

U.S. GOVERNMENT AGENCY OBLIGATIONS - 16.3%
Federal Home Loan Mortgage Corp.
5.00%, 08/01/2035 - 12/01/2035	1,465,728	1,649,311
5.50%, 11/01/2038	340,410	393,775
Federal National Mortgage Association
Zero Coupon, 10/09/2019	6,045,000	5,791,364
2.50%, TBA (C) (H)	17,354,000	17,856,995
3.00%, TBA (C) (H)	92,315,000	95,041,173
3.50%, TBA (C) (H)	102,366,000	107,512,069
4.00%, 06/01/2042	884,374	956,349
4.00%, TBA (C) (H)	32,663,000	34,974,926
5.00%, 04/01/2039 - 11/01/2039	13,850,472	15,614,762
5.00%, TBA (C) (H)	13,129,000	14,539,705
5.50%, 10/01/2036 - 12/01/2041	5,642,911	6,565,830
6.00%, 11/01/2034 - 02/01/2041	4,755,767	5,542,692
6.50%, 06/01/2038	1,056,171	1,271,712

Total U.S. Government Agency Obligations (Cost $308,307,627)		307,710,663

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 22.6%
U.S. Treasury - 20.3%
U.S. Treasury Bond
2.50%, 02/15/2045 - 05/15/2046	$ 32,027,200	$ 31,466,246
2.75%, 08/15/2042	12,839,000	13,340,517
2.88%, 08/15/2045	11,479,000	12,164,158
3.00%, 05/15/2042	3,000,000	3,265,782
3.13%, 02/15/2042	18,635,800	20,743,248
3.50%, 02/15/2039	15,876,100	18,883,875
3.63%, 02/15/2044	7,103,700	8,633,496
4.50%, 02/15/2036	14,930,000	20,299,545
4.75%, 02/15/2037	2,210,000	3,097,366
5.25%, 02/15/2029	14,481,100	19,663,755
U.S. Treasury Note
0.50%, 07/31/2017	5,611,300	5,606,037
0.63%, 09/30/2017	11,037,300	11,029,541
0.88%, 04/15/2017 - 04/30/2017	73,656,000	73,776,872
1.00%, 09/15/2017 - 11/30/2019	22,914,300	22,947,959
1.13%, 06/30/2021 - 09/30/2021	2,035,000	2,017,519
1.25%, 11/30/2018	28,337,700	28,540,258
1.50%, 08/15/2026	1,855,000	1,799,639
1.63%, 03/31/2019 - 05/15/2026	31,632,400	31,735,094
1.88%, 11/30/2021	17,350,100	17,775,039
2.00%, 02/15/2025	17,324,900	17,656,516
2.25%, 11/15/2024	5,825,000	6,056,183
2.50%, 05/15/2024	12,787,100	13,544,339

		384,042,984

U.S. Treasury Inflation-Protected Securities - 2.3%
U.S. Treasury Inflation-Indexed Bond
1.75%, 01/15/2028	7,337,117	8,512,406
2.50%, 01/15/2029	11,303,055	14,195,971
U.S. Treasury Inflation-Indexed Note 0.63%, 01/15/2024	19,100,014	19,953,211

		42,661,588

Total U.S. Government Obligations (Cost $421,791,373)		426,704,572

	Shares	Value
PREFERRED STOCK - 0.0% (G)
Banks - 0.0% (G)
CoBank ACB Series F, 6.25% (B)	6,000	639,563

Total Preferred Stock (Cost $612,000)		639,563

	Principal	Value
SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS - 12.2%
Federal Home Loan Bank Discount Notes
0.06% (I), 11/14/2016	$ 24,600,000	24,598,229
0.16% (I), 11/30/2016	14,400,000	14,397,681
0.18% (I), 12/07/2016 - 12/09/2016	65,400,000	65,385,768
0.19% (I), 12/22/2016	15,000,000	14,995,545
0.20% (I), 12/20/2016	10,000,000	9,997,140
0.31% (I), 01/09/2017	8,500,000	8,494,790
0.33% (I), 01/13/2017	26,000,000	25,983,126
0.36% (I), 01/25/2017	63,500,000	63,451,994

	Principal	Value
SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association Discount Notes 0.15% (I), 12/01/2016	$ 2,300,000	$ 2,299,598

Total Short-Term U.S. Government Agency Obligations (Cost $229,577,962)		229,603,871

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 2.2%
U.S. Treasury Bill
0.03% (I), 11/10/2016 (F)	3,000,000	2,999,907
0.04% (I), 11/10/2016 (F)	7,000,000	6,999,783
0.15% (I), 12/08/2016	4,003,000	4,002,303
0.17% (I), 12/08/2016	2,000,000	1,999,652
0.28% (I), 01/19/2017	1,600,000	1,599,000
0.29% (I), 01/12/2017	6,750,000	6,746,443
0.30% (I), 01/19/2017	400,000	399,750
0.32% (I), 01/12/2017	17,300,000	17,290,883

Total Short-Term U.S. Government Obligations (Cost $42,033,357)		42,037,721

	Shares	Value
SECURITIES LENDING COLLATERAL - 0.7%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.27% (I)	12,755,280	12,755,280

Total Securities Lending Collateral (Cost $12,755,280)		12,755,280

	Principal	Value
REPURCHASE AGREEMENT - 0.5%
State Street Bank & Trust Co. 0.03% (I), dated 10/31/2016, to be repurchased at $9,649,720 on 11/01/2016. Collateralized by a U.S. Government Obligation and a U.S. Government Agency Obligation, 0.88% - 2.50%, due 02/22/2017 - 06/30/2017, and with a total value of $9,846,438.	$ 9,649,712	9,649,712

Total Repurchase Agreement (Cost $9,649,712)		9,649,712

Total Investments (Cost $2,157,323,382) (J)		2,167,712,863
Net Other Assets (Liabilities) - (14.9)%		(281,475,854)

Net Assets - 100.0%		$ 1,886,237,009

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Intermediate Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

SECURITY VALUATION:

Valuation Inputs (K)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS Investments
Asset-Backed Securities	$—	$116,375,187	$—	$116,375,187
Corporate Debt Securities	—	768,579,368	—	768,579,368
Foreign Government Obligations	—	12,851,202	—	12,851,202
Mortgage-Backed Securities	—	230,121,811	—	230,121,811
Municipal Government Obligations	—	10,683,913	—	10,683,913
U.S. Government Agency Obligations	—	307,710,663	—	307,710,663
U.S. Government Obligations	—	426,704,572	—	426,704,572
Preferred Stock	639,563	—	—	639,563
Short-Term U.S. Government Agency Obligations	—	229,603,871	—	229,603,871
Short-Term U.S. Government Obligations	—	42,037,721	—	42,037,721
Securities Lending Collateral	12,755,280	—	—	12,755,280
Repurchase Agreement	—	9,649,712	—	9,649,712

Total Investments	$13,394,843	$2,154,318,020	$—	$2,167,712,863

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, the total value of 144A securities is $491,567,591, representing 26.1% of the Fund’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of October 31, 2016.
(C)	Securities on a when-issued, delayed-delivery, or forward commitment basis. Securities to be settled and delivered after October 31, 2016.
(D)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2016, value of the security is $4,890,000, representing 0.3% of the Fund’s net assets.
(E)	Perpetual maturity. The date displayed is the next call date.
(F)	All or a portion of the securities are on loan. The total value of all securities on loan is $12,495,395. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(G)	Percentage rounds to less than 0.1% or (0.1)%.
(H)	Cash in the amount of $799,000 has been segregated by the custodian as collateral for open TBA commitment transactions.
(I)	Rates disclosed reflect the yields at October 31, 2016.
(J)	Aggregate cost for federal income tax purposes is $2,158,229,212. Aggregate gross unrealized appreciation and depreciation for all securities is $18,571,907 and $9,088,256, respectively. Net unrealized appreciation for tax purposes is $9,483,651.
(K)	The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

MTN	Medium Term Note
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica International Equity Opportunities

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Shares	Value
COMMON STOCKS - 98.9%
Australia - 0.5%
Orica, Ltd. (A)	474,104	$ 5,875,002

Belgium - 1.0%
KBC Group NV (B)	190,821	11,627,891

Brazil - 0.8%
Ambev SA, ADR	1,461,225	8,621,228

Canada - 4.7%
Canadian National Railway Co.	367,549	23,107,806
ECN Capital Corp. (B)	110,304	240,953
Element Fleet Management Corp. (A)	787,042	7,669,156
Loblaw Cos., Ltd.	135,777	6,699,263
Suncor Energy, Inc.	574,704	17,245,833

		54,963,011

China - 0.9%
Alibaba Group Holding, Ltd., ADR (B)	99,725	10,141,035

Denmark - 0.6%
Carlsberg A/S, Class B	81,876	7,383,074

France - 15.5%
Air Liquide SA, Class A	244,665	24,892,094
Bureau Veritas SA	311,752	5,889,707
Danone SA	391,281	27,094,678
Dassault Systemes	107,228	8,491,568
Engie SA (A)	914,981	13,193,065
Hermes International	4,417	1,789,678
L’Oreal SA	65,098	11,651,773
Legrand SA	191,461	10,821,981
LVMH Moet Hennessy Louis Vuitton SE	123,091	22,369,642
Pernod Ricard SA (A)	240,300	28,581,580
Schneider Electric SE	375,276	25,187,194

		179,962,960

Germany - 11.1%
Bayer AG	366,574	36,333,302
Beiersdorf AG (A)	246,026	21,660,024
Linde AG	96,646	15,945,804
Merck KGaA	129,224	13,286,203
MTU Aero Engines AG	56,385	5,885,133
ProSiebenSat.1 Media SE (A)	196,931	8,487,268
SAP SE	315,560	27,795,624

		129,393,358

Hong Kong - 3.2%
AIA Group, Ltd.	4,583,800	28,931,154
Global Brands Group Holding, Ltd. (B)	25,304,000	2,871,172
Li & Fung, Ltd.	12,005,000	5,913,069

		37,715,395

Ireland - 0.3%
Experian PLC	185,926	3,579,732

Israel - 1.1%
Check Point Software Technologies, Ltd., Class A (A) (B)	153,910	13,014,630

Italy - 1.4%
Eni SpA, Class B	648,570	9,405,096
Luxottica Group SpA	144,432	7,190,254

		16,595,350

Japan - 13.7%
Daikin Industries, Ltd.	119,600	11,495,833

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Denso Corp. (A)	471,600	$ 20,528,788
FANUC Corp.	77,100	14,468,656
Hoya Corp.	784,800	32,815,371
Inpex Corp.	74,400	699,234
Japan Tobacco, Inc.	461,000	17,557,300
Kubota Corp.	685,000	11,068,299
Kyocera Corp. (A)	386,900	18,852,475
Shin-Etsu Chemical Co., Ltd.	111,300	8,459,734
Terumo Corp.	615,800	23,869,810

		159,815,500

Netherlands - 6.0%
Akzo Nobel NV	287,199	18,563,261
Heineken NV	65,393	5,387,478
ING Groep NV	1,728,823	22,764,302
Randstad Holding NV	447,257	23,034,162

		69,749,203

Singapore - 2.2%
DBS Group Holdings, Ltd.	1,825,500	19,681,941
Singapore Telecommunications, Ltd.	2,046,350	5,706,981

		25,388,922

Spain - 1.4%
Amadeus IT Group SA, Class A	331,368	15,641,650

Sweden - 1.2%
Hennes & Mauritz AB, Class B	511,366	14,386,176

Switzerland - 12.9%
Julius Baer Group, Ltd. (A) (B)	176,101	7,138,003
Keuhne & Nagel International AG	38,697	5,247,979
Nestle SA	589,688	42,756,924
Novartis AG	299,311	21,294,017
Roche Holding AG (A)	151,279	34,779,417
Sonova Holding AG	26,722	3,583,457
UBS Group AG	1,759,772	24,896,981
Zurich Insurance Group AG (B)	41,755	10,924,531

		150,621,309

Taiwan - 3.2%
Hon Hai Precision Industry Co., Ltd.	1,139,890	3,081,125
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	1,079,600	33,575,560

		36,656,685

United Kingdom - 15.3%
Barclays PLC	3,691,132	8,597,655
Compass Group PLC	1,845,374	33,451,926
Delphi Automotive PLC, Class A	82,860	5,391,700
Diageo PLC	735,435	19,619,270
Prudential PLC	443,207	7,239,471
Reckitt Benckiser Group PLC, Class A	295,053	26,410,540
Rio Tinto PLC	301,117	10,465,472
Rolls-Royce Holdings PLC (B) (C)	41,304,780	50,557
Rolls-Royce Holdings PLC (B)	895,180	7,960,267
Sky PLC	1,375,062	13,767,569
Smiths Group PLC	455,306	7,902,441
WPP PLC, Class A	1,689,205	36,761,716

		177,618,584

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica International Equity Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Shares	Value
COMMON STOCKS (continued)
United States - 1.9%
Yum! Brands, Inc.	257,350	$ 22,204,158

Total Common Stocks (Cost $1,214,684,888)		1,150,954,853

SECURITIES LENDING COLLATERAL - 1.8%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.27% (D)	21,759,607	21,759,607

Total Securities Lending Collateral (Cost $21,759,607)		21,759,607

Principal	Value
REPURCHASE AGREEMENT - 0.9%

State Street Bank & Trust Co. 0.03% (D), dated 10/31/2016, to be repurchased at $10,478,656 on 11/01/2016. Collateralized by a U.S. Government Agency Obligation, 1.00%, due 09/27/2017, and with a value of $10,693,200.

$ 10,478,647	$ 10,478,647

Total Repurchase Agreement (Cost $10,478,647)	10,478,647

Total Investments (Cost $1,246,923,142) (E)	1,183,193,107
Net Other Assets (Liabilities) - (1.6)%	(19,177,174)

Net Assets - 100.0%	$ 1,164,015,933

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Pharmaceuticals	8.9%	$105,692,939
Chemicals	6.2	73,735,895
Food Products	5.9	69,851,602
Beverages	5.9	69,592,630
Banks	5.3	62,671,789
Health Care Equipment & Supplies	5.1	60,268,638
Media	5.0	59,016,553
Hotels, Restaurants & Leisure	4.7	55,656,084
Software	4.2	49,301,822
Insurance	4.0	47,095,156
Textiles, Apparel & Luxury Goods	3.4	40,133,815
Electrical Equipment	3.0	36,009,175
Semiconductors & Semiconductor Equipment	2.8	33,575,560
Personal Products	2.8	33,311,797
Professional Services	2.7	32,503,601
Capital Markets	2.7	32,034,984
Oil, Gas & Consumable Fuels	2.3	27,350,163
Household Products	2.2	26,410,540
Auto Components	2.2	25,920,488
Machinery	2.2	25,536,955
Road & Rail	1.9	23,107,806
Electronic Equipment, Instruments & Components	1.9	21,933,600
Tobacco	1.5	17,557,300
IT Services	1.3	15,641,650
Specialty Retail	1.2	14,386,176
Aerospace & Defense	1.2	13,895,957
Multi-Utilities	1.1	13,193,065
Building Products	1.0	11,495,833
Metals & Mining	0.9	10,465,472
Internet Software & Services	0.9	10,141,035
Diversified Financial Services	0.7	7,910,109
Industrial Conglomerates	0.7	7,902,441
Food & Staples Retailing	0.6	6,699,263
Diversified Telecommunication Services	0.5	5,706,981
Marine	0.4	5,247,979

Investments, at Value	97.3	1,150,954,853
Short-Term Investments	2.7	32,238,254

Total Investments	100.0%	$1,183,193,107

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica International Equity Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$147,911,322	$1,003,043,531	$—	$1,150,954,853
Securities Lending Collateral	21,759,607	—	—	21,759,607
Repurchase Agreement	—	10,478,647	—	10,478,647

Total Investments	$169,670,929	$1,013,522,178	$—	$1,183,193,107

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $20,708,658. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing securities.
(C)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2016, value of the security is $50,557, representing less than 0.1% of the Fund’s net assets.
(D)	Rates disclosed reflect the yields at October 31, 2016.
(E)	Aggregate cost for federal income tax purposes is $1,248,328,663. Aggregate gross unrealized appreciation and depreciation for all securities is $35,014,160 and $100,149,716, respectively. Net unrealized depreciation for tax purposes is $65,135,556.
(F)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica International Small Cap

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Shares	Value
COMMON STOCKS - 98.5%
Australia - 3.2%
Amcor, Ltd.	20,820	$ 232,815
Ansell, Ltd.	30,346	500,696
Asaleo Care, Ltd.	212,445	235,946
Computershare, Ltd.	85,053	682,583
Fairfax Media, Ltd.	720,016	451,866
Iluka Resources, Ltd. (A)	145,209	637,357
Link Administration Holdings, Ltd.	24,464	133,990
Mirvac Group, REIT	373,137	593,237

		3,468,490

Austria - 0.7%
Lenzing AG	5,875	765,207

China - 1.9%
ANTA Sports Products, Ltd.	84,000	242,613
Best Pacific International Holdings, Ltd.	438,000	362,009
CSPC Pharmaceutical Group, Ltd.	426,000	441,624
Haitian International Holdings, Ltd., Series B	178,000	367,221
New Oriental Education & Technology Group, Inc., ADR (B)	12,967	650,036

		2,063,503

Denmark - 1.1%
Matas A/S	62,500	1,212,956
OW Bunker A/S (A) (B) (C) (D) (E)	450,000	—	(F)

		1,212,956

Finland - 0.2%
Tikkurila OYJ	13,000	250,452

France - 5.4%
Albioma SA	25,000	413,029
Elis SA	65,000	1,080,296
Lectra	50,000	903,448
Marie Brizard Wine & Spirits SA (A) (B)	60,000	1,020,249
Rubis SCA	3,000	273,603
SPIE SA	62,500	1,182,140
Ubisoft Entertainment SA (B)	30,000	1,020,908

		5,893,673

Germany - 3.3%
Deutsche Beteiligungs AG	6,038	203,851
Duerr AG	5,000	372,686
RIB Software AG (A)	95,000	1,286,371
windeln.de SE (A) (B) (G)	100,000	449,529
XING AG	6,250	1,272,361

		3,584,798

Hong Kong - 2.2%
Convenience Retail Asia, Ltd.	558,000	297,867
Dah Chong Hong Holdings, Ltd.	425,000	178,098
Dah Sing Banking Group, Ltd.	148,444	268,731
Hysan Development Co., Ltd.	75,000	346,204
Johnson Electric Holdings, Ltd.	117,000	283,013
Techtronic Industries Co., Ltd.	230,000	865,960
Yue Yuen Industrial Holdings, Ltd.	57,000	217,180

		2,457,053

Indonesia - 0.7%
Matahari Department Store Tbk PT	357,900	494,417
XL Axiata Tbk PT (B)	1,833,300	309,109

		803,526

	Shares	Value
COMMON STOCKS (continued)
Ireland - 8.3%
Dalata Hotel Group PLC (A) (B)	275,000	$ 1,231,676
DCC PLC	4,000	326,319
FBD Holdings PLC (B)	80,000	535,702
Glanbia PLC	35,000	570,172
Grafton Group PLC	78,021	474,910
IFG Group PLC	225,000	444,589
Irish Continental Group PLC	240,000	1,119,178
Irish Residential Properties REIT PLC (A)	750,000	967,392
Kingspan Group PLC	45,000	1,101,592
Origin Enterprises PLC	200,000	1,240,458
Smurfit Kappa Group PLC, Class B	50,000	1,095,555

		9,107,543

Italy - 7.1%
Anima Holding SpA (G)	225,000	1,096,158
Banca Sistema SpA (G)	500,000	1,311,812
Cairo Communication SpA	97,081	415,626
Cerved Information Solutions SpA	112,500	905,850
Credito Emiliano SpA	150,000	844,719
FinecoBank Banca Fineco SpA	85,000	496,403
Maire Tecnimont SpA	350,000	845,268
Prada SpA (A)	110,700	388,243
Technogym SpA (B) (G)	75,000	338,381
Yoox Net-A-Porter Group SpA (A) (B)	40,000	1,150,442

		7,792,902

Japan - 23.3%
Ai Holdings Corp. (A)	41,600	1,024,629
AICA Kogyo Co., Ltd.	37,600	1,075,617
Arcs Co., Ltd.	41,900	1,054,392
Daibiru Corp.	99,600	866,170
Digital Garage, Inc. (A)	58,000	1,098,942
Eagle Industry Co., Ltd.	21,400	305,685
Fukushima Industries Corp.	23,000	786,259
Glory, Ltd.	23,900	791,957
Hitachi Transport System, Ltd.	43,000	888,128
JSP Corp.	47,700	1,142,126
Kakaku.com, Inc.	38,000	639,554
Kissei Pharmaceutical Co., Ltd.	24,200	634,134
Koito Manufacturing Co., Ltd.	15,600	815,181
Kumiai Chemical Industry Co., Ltd. (A)	24,200	137,303
Kureha Corp. (A)	17,500	670,831
Kuroda Electric Co., Ltd.	39,500	770,263
Lintec Corp.	15,800	345,018
Musashi Seimitsu Industry Co., Ltd. (A)	21,700	530,964
Nabtesco Corp.	12,700	380,261
NEC Networks & System Integration Corp.	34,700	618,095
Nihon Parkerizing Co., Ltd.	72,200	998,284
Nippon Densetsu Kogyo Co., Ltd.	59,700	1,090,733
Nippon Shinyaku Co., Ltd.	17,900	909,764
Nitta Corp.	38,100	988,195
Obara Group, Inc.	16,900	730,018
OBIC Business Consultants Co., Ltd. (A)	15,600	732,621
Shinmaywa Industries, Ltd.	69,000	534,919
Sumitomo Real Estate Sales Co., Ltd.	25,000	567,369
Tokai Tokyo Financial Holdings, Inc. (A)	190,300	969,011
TPR Co., Ltd.	26,100	755,349
Trusco Nakayama Corp.	18,900	978,612
Tsuruha Holdings, Inc., Class B	8,400	970,802

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica International Small Cap

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Unipres Corp.	25,800	$ 497,204
Yushin Precision Equipment Co., Ltd. (A)	9,900	230,814

		25,529,204

Luxembourg - 1.7%
BRAAS Monier Building Group SA	15,000	431,828
Grand City Properties SA	25,000	439,237
L’Occitane International SA (A)	363,500	753,664
Senvion SA (B)	15,100	265,631

		1,890,360

Malaysia - 0.6%
Bursa Malaysia Bhd	305,100	629,110

Netherlands - 3.5%
Beter Bed Holding NV	30,000	543,386
Kendrion NV	25,000	721,496
SIF Holding NV (B)	80,000	1,388,874
Van Lanschot NV, CVA	60,000	1,231,017

		3,884,773

New Zealand - 0.5%
Fletcher Building, Ltd.	71,275	528,546

Philippines - 0.1%
Pilipinas Shell Petroleum Corp. (B) (C)	112,910	157,791

Republic of Korea - 1.7%
Hanon Systems	37,613	351,723
Mando Corp.	1,787	419,322
Medy-Tox, Inc.	1,649	586,247
S-1 Corp.	7,015	567,086

		1,924,378

Singapore - 0.7%
First Resources, Ltd. (A)	276,800	362,103
UOL Group, Ltd.	96,500	393,283

		755,386

Spain - 1.8%
Applus Services SA	65,000	624,488
Naturhouse Health SAU (E)	245,000	1,310,857

		1,935,345

Sweden - 4.7%
Bravida Holding AB (A) (G)	190,000	1,167,496
Bufab AB	125,000	1,037,959
Coor Service Management Holding AB (G)	125,000	726,571
Loomis AB, Class B	10,000	284,539
Modern Times Group MTG AB, Class B (A)	30,000	807,781
Nordax Group AB (G)	175,000	1,099,545

		5,123,891

Switzerland - 6.1%
Ascom Holding AG (A)	60,000	1,027,740
Comet Holding AG (A) (B)	1,000	866,050
Helvetia Holding AG	2,000	1,040,877
Interroll Holding AG	1,200	1,309,686
Logitech International SA (A)	45,000	1,089,131
OC Oerlikon Corp. AG (A) (B)	100,000	940,832
u-blox Holding AG (A) (B)	2,000	377,950

		6,652,266

Taiwan - 4.4%
Aerospace Industrial Development Corp.	617,000	782,064

	Shares	Value
COMMON STOCKS (continued)
Taiwan (continued)
Chroma ATE, Inc.	455,000	$ 1,154,892
CTCI Corp.	396,000	581,624
Eclat Textile Co., Ltd.	20,000	227,521
Gourmet Master Co., Ltd.	67,100	601,737
Merida Industry Co., Ltd.	142,220	655,724
ScinoPharm Taiwan, Ltd.	398,058	507,072
Toung Loong Textile Manufacturing	133,000	364,557

		4,875,191

Thailand - 1.0%
Bumrungrad Hospital PCL	125,400	655,710
LPN Development PCL	1,410,100	459,322

		1,115,032

United Kingdom - 14.0%
Auto Trader Group PLC (G)	170,000	779,676
Berendsen PLC	15,000	177,358
Brewin Dolphin Holdings PLC	34,172	108,749
Crest Nicholson Holdings PLC	100,000	498,046
Dechra Pharmaceuticals PLC	29,000	477,421
Diploma PLC	30,000	344,250
Dunelm Group PLC	60,000	555,574
Elementis PLC	130,000	379,024
Grainger PLC	150,000	405,756
Halma PLC	42,000	538,756
HomeServe PLC	70,000	522,220
IG Group Holdings PLC	55,000	555,727
Keller Group PLC	33,000	274,868
Kennedy Wilson Europe Real Estate PLC	36,000	447,250
Laird PLC	130,000	230,724
Londonmetric Property PLC, REIT	240,000	437,996
Lookers PLC	350,000	442,323
Northgate PLC	80,000	411,999
Pets at Home Group PLC	195,000	509,343
Photo-Me International PLC	330,000	611,939
Redrow PLC (A)	120,000	557,263
Restaurant Group PLC	76,871	353,309
Ricardo PLC	45,000	509,766
Safestore Holdings PLC, REIT	130,000	570,127
SDL PLC	110,000	584,001
Senior PLC	170,000	362,684
SSP Group PLC	160,000	665,269
SuperGroup PLC	35,000	576,627
Telecom Plus PLC (A)	32,000	463,749
Victrex PLC (A)	16,000	342,916
WS Atkins PLC	28,000	518,193
Zeal Network SE (A)	32,500	1,105,270

		15,318,173

United States - 0.3%
Samsonite International SA	116,400	365,460

Total Common Stocks (Cost $101,579,752)		108,085,009

SECURITIES LENDING COLLATERAL - 14.0%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.27% (H)	15,320,382	15,320,382

Total Securities Lending Collateral (Cost $15,320,382)		15,320,382

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica International Small Cap

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
REPURCHASE AGREEMENT - 0.9%

State Street Bank & Trust Co. 0.03% (H), dated 10/31/2016, to be repurchased at $1,042,031 on 11/01/2016. Collateralized by a U.S. Government Agency Obligation, 1.00%, due 05/10/2018, and with a value of $1,067,663.

	$ 1,042,030	$ 1,042,030

Total Repurchase Agreement (Cost $1,042,030)		1,042,030

Total Investments (Cost $117,942,164) (I)		124,447,421
Net Other Assets (Liabilities) - (13.4)%		(14,664,330)

Net Assets - 100.0%		$ 109,783,091

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Machinery	6.0%	$7,432,848
Specialty Retail	4.7	5,904,730
Banks	4.2	5,252,227
Chemicals	4.0	5,031,161
Software	3.6	4,527,349
Commercial Services & Supplies	3.6	4,525,566
Construction & Engineering	3.2	3,974,633
Hotels, Restaurants & Leisure	3.2	3,957,261
Real Estate Management & Development	3.2	3,924,591
Electronic Equipment, Instruments & Components	3.1	3,815,051
Auto Components	3.0	3,675,428
Trading Companies & Distributors	2.9	3,605,994
Capital Markets	2.9	3,562,606
Pharmaceuticals	2.4	2,970,015
Internet Software & Services	2.2	2,691,591
Electrical Equipment	2.1	2,659,014
Equity Real Estate Investment Trusts	2.1	2,568,752
IT Services	2.0	2,533,610
Food & Staples Retailing	1.9	2,323,061
Building Products	1.8	2,177,209
Food Products	1.7	2,172,733
Textiles, Apparel & Luxury Goods	1.7	2,167,583
Household Durables	1.5	1,921,269
Media	1.3	1,675,273
Professional Services	1.3	1,652,447
Leisure Products	1.3	1,606,044
Internet & Direct Marketing Retail	1.3	1,599,971
Insurance	1.3	1,576,579
Diversified Financial Services	1.1	1,350,439
Containers & Packaging	1.1	1,328,370
Road & Rail	1.0	1,300,127
Aerospace & Defense	0.9	1,144,748
Marine	0.9	1,119,178
Technology Hardware, Storage & Peripherals	0.9	1,089,131
Communications Equipment	0.8	1,027,740
Beverages	0.8	1,020,249
Construction Materials	0.8	960,374
Health Care Providers & Services	0.5	655,710

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica International Small Cap

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Diversified Consumer Services	0.5%	$650,036
Metals & Mining	0.5	637,357
Biotechnology	0.5	586,247
Health Care Equipment & Supplies	0.4	500,696
Multiline Retail	0.4	494,417
Multi-Utilities	0.4	463,749
Independent Power & Renewable Electricity Producers	0.3	413,029
Semiconductors & Semiconductor Equipment	0.3	377,950
Industrial Conglomerates	0.3	326,319
Wireless Telecommunication Services	0.3	309,109
Gas Utilities	0.2	273,603
Personal Products	0.2	235,946
Distributors	0.1	178,098
Oil, Gas & Consumable Fuels	0.1	157,791

Investments, at Value	86.8	108,085,009
Short-Term Investments	13.2	16,362,412

Total Investments	100.0%	$124,447,421

SECURITY VALUATION:

Valuation Inputs (J)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (K)		Value
ASSETS
Investments
Common Stocks	$650,036	$107,434,973	$—	(F)	$108,085,009
Securities Lending Collateral	15,320,382	—	—		15,320,382
Repurchase Agreement	—	1,042,030	—		1,042,030

Total Investments	$15,970,418	$108,477,003	$—	(F)	$124,447,421

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $14,547,109. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing securities.
(C)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2016, total value of securities is $157,791, representing 0.1% of the Fund’s net assets.
(D)	Security is Level 3 of the fair value hierarchy.
(E)	Illiquid securities. At October 31, 2016, total value of illiquid securities is $1,310,857, representing 1.2% of the Fund’s net assets.
(F)	Security deemed worthless.
(G)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, the total value of 144A securities is $6,969,168, representing 6.3% of the Fund’s net assets.
(H)	Rates disclosed reflect the yields at October 31, 2016.
(I)	Aggregate cost for federal income tax purposes is $120,860,328. Aggregate gross unrealized appreciation and depreciation for all securities is $23,579,934 and $19,992,841, respectively. Net unrealized appreciation for tax purposes is $3,587,093.
(J)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(K)	Level 3 securities were not considered significant to the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica International Small Cap

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
CVA	Commanditaire Vennootschap op Aandelen (Dutch Certificate)
REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Long/Short Strategy

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Shares	Value
COMMON STOCKS - 104.5%
Aerospace & Defense - 1.6%
Curtiss-Wright Corp.	1,092	$ 97,865
General Dynamics Corp.	216	32,560
Textron, Inc.	1,084	43,447
United Technologies Corp.	491	50,180

		224,052

Airlines - 0.9%
Delta Air Lines, Inc.	1,817	75,896
United Continental Holdings, Inc. (A)	1,014	57,017

		132,913

Auto Components - 0.3%
Delphi Automotive PLC, Class A	588	38,261

Banks - 4.8%
Bank of America Corp.	3,951	65,192
Citigroup, Inc.	1,943	95,498
Citizens Financial Group, Inc.	3,107	81,838
East West Bancorp, Inc.	1,766	69,775
Huntington Bancshares, Inc., Class A	3,019	32,001
KeyCorp	11,606	163,877
SVB Financial Group (A)	852	104,174
Wells Fargo & Co.	470	21,625
Zions Bancorporation	1,846	59,460

		693,440

Beverages - 4.5%
Constellation Brands, Inc., Class A	1,156	193,190
Molson Coors Brewing Co., Class B (B)	2,095	217,482
PepsiCo, Inc. (B)	2,149	230,373

		641,045

Biotechnology - 1.9%
Alexion Pharmaceuticals, Inc. (A)	489	63,814
Biogen, Inc. (A)	301	84,334
BioMarin Pharmaceutical, Inc. (A)	150	12,078
Celgene Corp. (A)	353	36,070
Incyte Corp. (A)	167	14,524
Vertex Pharmaceuticals, Inc. (A)	727	55,150

		265,970

Building Products - 0.6%
Allegion PLC	335	21,387
Lennox International, Inc.	490	71,486

		92,873

Capital Markets - 3.5%
Affiliated Managers Group, Inc. (A)	204	27,063
Bank of New York Mellon Corp.	2,277	98,526
Charles Schwab Corp.	3,529	111,869
Intercontinental Exchange, Inc.	522	141,144
Morgan Stanley	2,876	96,547
State Street Corp.	288	20,220

		495,369

Chemicals - 2.8%
Dow Chemical Co.	500	26,905
E.I. du Pont de Nemours & Co.	1,231	84,680
Eastman Chemical Co.	2,271	163,308
Mosaic Co.	2,080	48,942
Olin Corp.	1,200	26,316
Westlake Chemical Corp.	901	46,663

		396,814

	Shares	Value
COMMON STOCKS (continued)
Construction & Engineering - 0.4%
Fluor Corp.	1,149	$ 59,737

Construction Materials - 0.8%
Martin Marietta Materials, Inc.	323	59,878
Vulcan Materials Co.	453	51,279

		111,157

Consumer Finance - 0.3%
Discover Financial Services	659	37,121

Containers & Packaging - 2.2%
Ball Corp.	408	31,444
Crown Holdings, Inc. (A)	3,791	205,662
Sealed Air Corp., Class A	716	32,671
WestRock Co.	898	41,479

		311,256

Diversified Telecommunication Services - 0.2%
SBA Communications Corp., Class A (A)	210	23,789

Electric Utilities - 4.2%
American Electric Power Co., Inc.	354	22,954
Edison International	1,483	108,971
Exelon Corp.	942	32,094
NextEra Energy, Inc. (B)	2,231	285,568
PG&E Corp.	1,369	85,042
Xcel Energy, Inc.	1,604	66,646

		601,275

Electrical Equipment - 1.7%
Eaton Corp. PLC (B)	3,929	250,552

Electronic Equipment, Instruments & Components - 0.6%
TE Connectivity, Ltd.	1,379	86,698

Energy Equipment & Services - 0.3%
Schlumberger, Ltd.	569	44,513

Equity Real Estate Investment Trusts - 2.8%
AvalonBay Communities, Inc.	551	94,320
Equinix, Inc.	107	38,229
HCP, Inc.	553	18,940
Kimco Realty Corp.	4,453	118,494
Regency Centers Corp.	330	23,783
SL Green Realty Corp.	859	84,371
STORE Capital Corp.	709	19,349

		397,486

Food & Staples Retailing - 1.7%
Costco Wholesale Corp.	830	122,732
Kroger Co.	2,259	69,984
Walgreens Boots Alliance, Inc.	541	44,757

		237,473

Food Products - 1.5%
Mondelez International, Inc., Class A	3,554	159,717
Post Holdings, Inc. (A)	708	53,971

		213,688

Health Care Equipment & Supplies - 0.5%
Boston Scientific Corp. (A)	3,138	69,036

Health Care Providers & Services - 3.7%
Aetna, Inc. (B)	2,152	231,017
Humana, Inc., Class A (B)	1,552	266,214
UnitedHealth Group, Inc.	211	29,821

		527,052

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Long/Short Strategy

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure - 3.1%
Carnival Corp.	1,818	$ 89,264
Royal Caribbean Cruises, Ltd., Class A	2,316	178,031
Starbucks Corp.	3,170	168,232
Yum! Brands, Inc.	164	14,150

		449,677

Household Durables - 1.8%
D.R. Horton, Inc.	5,805	167,358
Harman International Industries, Inc.	275	21,920
MDC Holdings, Inc.	1,460	34,617
PulteGroup, Inc.	2,261	42,055

		265,950

Household Products - 0.5%
Kimberly-Clark Corp.	662	75,739

Industrial Conglomerates - 1.3%
Honeywell International, Inc.	1,738	190,624

Insurance - 6.1%
Arthur J. Gallagher & Co.	2,206	106,396
Chubb, Ltd. (B)	2,208	280,416
Everest RE Group, Ltd.	543	110,511
Hartford Financial Services Group, Inc.	2,359	104,056
Lincoln National Corp.	1,200	58,908
MetLife, Inc.	4,094	192,254
XL Group, Ltd.	749	25,990

		878,531

Internet & Direct Marketing Retail - 2.3%
Amazon.com, Inc. (A) (B)	418	330,145

Internet Software & Services - 5.2%
Alphabet, Inc., Class C (A) (B)	614	481,707
Facebook, Inc., Class A (A) (B)	2,034	266,434

		748,141

IT Services - 3.7%
Accenture PLC, Class A	1,423	165,410
Cognizant Technology Solutions Corp., Class A (A)	269	13,813
Fidelity National Information Services, Inc.	2,324	171,790
First Data Corp., Class A (A)	1,934	27,057
Visa, Inc., Class A	639	52,724
WEX, Inc. (A)	963	105,063

		535,857

Life Sciences Tools & Services - 0.2%
Illumina, Inc. (A)	187	25,458

Machinery - 2.4%
Ingersoll-Rand PLC	520	34,991
PACCAR, Inc.	407	22,352
Pentair PLC	736	40,576
Snap-on, Inc.	417	64,260
Stanley Black & Decker, Inc.	1,546	175,996

		338,175

Media - 4.8%
CBS Corp., Class B	879	49,769
Charter Communications, Inc., Class A (A)	416	103,954
DISH Network Corp., Class A (A)	1,856	108,687
Sirius XM Holdings, Inc. (A)	19,374	80,790
Time Warner, Inc.	1,841	163,831
Twenty-First Century Fox, Inc., Class B	6,886	181,721

		688,752

	Shares	Value
COMMON STOCKS (continued)
Multi-Utilities - 1.1%
Ameren Corp.	927	$ 46,304
CMS Energy Corp.	1,900	80,085
Sempra Energy	251	26,882

		153,271

Oil, Gas & Consumable Fuels - 5.8%
Anadarko Petroleum Corp., Class A	468	27,818
Cabot Oil & Gas Corp.	691	14,428
Concho Resources, Inc. (A)	586	74,387
Diamondback Energy, Inc. (A) (B)	2,806	256,160
EOG Resources, Inc.	1,202	108,685
Pioneer Natural Resources Co. (B)	1,482	265,308
Range Resources Corp.	207	6,995
Southwestern Energy Co. (A)	1,383	14,369
TransCanada Corp.	655	29,658
Valero Energy Corp.	601	35,603

		833,411

Personal Products - 0.2%
Estee Lauder Cos., Inc., Class A	395	34,416

Pharmaceuticals - 1.7%
Allergan PLC (A)	431	90,053
Bristol-Myers Squibb Co.	1,219	62,059
Eli Lilly & Co.	769	56,783
Merck & Co., Inc.	94	5,520
Pfizer, Inc.	852	27,017

		241,432

Road & Rail - 4.6%
Canadian National Railway Co.	567	35,647
Canadian Pacific Railway, Ltd. (B)	1,570	224,447
Union Pacific Corp. (B)	4,603	405,893

		665,987

Semiconductors & Semiconductor Equipment - 7.1%
Analog Devices, Inc., Class A	2,313	148,263
Applied Materials, Inc., Class A	560	16,285
Broadcom, Ltd. (B)	2,153	366,613
Lam Research Corp.	1,667	161,466
NXP Semiconductors NV (A) (B)	886	88,600
Texas Instruments, Inc. (B)	3,383	239,685

		1,020,912

Software - 3.5%
Adobe Systems, Inc. (A)	2,069	222,438
Citrix Systems, Inc. (A)	269	22,811
Microsoft Corp.	2,284	136,858
Mobileye NV (A)	1,751	65,102
Workday, Inc., Class A (A)	621	53,828

		501,037

Specialty Retail - 4.8%
Best Buy Co., Inc.	2,153	83,773
Home Depot, Inc.	829	101,146
Lowe’s Cos., Inc. (B)	4,803	320,120
O’Reilly Automotive, Inc. (A)	423	111,858
TJX Cos., Inc.	918	67,703

		684,600

Technology Hardware, Storage & Peripherals - 0.5%
Hewlett Packard Enterprise Co.	675	15,167
HP, Inc.	3,041	44,064

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Long/Short Strategy

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Technology Hardware, Storage & Peripherals (continued)
Western Digital Corp.	242	$ 14,143

		73,374

Tobacco - 0.8%
Altria Group, Inc.	498	32,928
Reynolds American, Inc., Class A	1,420	78,213

		111,141

Wireless Telecommunication Services - 1.2%
T-Mobile US, Inc. (A)	3,567	177,387

Total Common Stocks (Cost $12,985,297)		14,975,587

	Principal	Value
REPURCHASE AGREEMENT - 1.3%
State Street Bank & Trust Co. 0.03% (C), dated 10/31/2016, to be repurchased at $187,184 on 11/01/2016. Collateralized by a U.S. Government Agency Obligation, 1.00%, due 05/10/2018, and with a value of $195,488.	$ 187,184	187,184

Total Repurchase Agreement (Cost $187,184)		187,184

Total Investments (Cost $13,172,481) (D)		15,162,771

	Shares	Value
SECURITIES SOLD SHORT - (76.2)% (E)
COMMON STOCKS - (76.2)%
Aerospace & Defense - (3.7)%
Arconic, Inc.	(1,927)	(55,334)
Boeing Co.	(2,013)	(286,712)
Lockheed Martin Corp.	(619)	(152,509)
Raytheon Co.	(230)	(31,420)

		(525,975)

Air Freight & Logistics - (0.2)%
CH Robinson Worldwide, Inc.	(448)	(30,518)

Auto Components - (0.8)%
Autoliv, Inc.	(506)	(48,971)
BorgWarner, Inc.	(709)	(25,410)
Lear Corp.	(282)	(34,624)

		(109,005)

Automobiles - (0.7)%
Ford Motor Co.	(4,168)	(48,933)
General Motors Co.	(1,702)	(53,783)

		(102,716)

Banks - (1.3)%
Bank of Hawaii Corp.	(414)	(31,112)
Fifth Third Bancorp	(1,602)	(34,859)
People’s United Financial, Inc.	(1,294)	(21,015)
PNC Financial Services Group, Inc.	(238)	(22,753)
US Bancorp	(1,806)	(80,837)

		(190,576)

Beverages - (2.4)%
Brown-Forman Corp., Class B	(2,356)	(108,777)
Coca-Cola Co.	(5,518)	(233,963)

		(342,740)

	Shares	Value
SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)
Biotechnology - (1.2)%
AbbVie, Inc., Class G	(1,653)	$ (92,204)
Amgen, Inc.	(451)	(63,663)
Regeneron Pharmaceuticals, Inc., Class A	(34)	(11,731)

		(167,598)

Capital Markets - (2.2)%
CME Group, Inc., Class A	(747)	(74,775)
Federated Investors, Inc., Class B	(1,515)	(40,905)
Franklin Resources, Inc.	(1,425)	(47,965)
Invesco, Ltd.	(574)	(16,124)
Northern Trust Corp.	(205)	(14,846)
T. Rowe Price Group, Inc.	(1,846)	(118,162)

		(312,777)

Chemicals - (2.5)%
CF Industries Holdings, Inc.	(590)	(14,166)
Ecolab, Inc.	(428)	(48,865)
LyondellBasell Industries NV, Class A	(1,699)	(135,155)
Monsanto Co.	(357)	(35,975)
PPG Industries, Inc.	(158)	(14,715)
Praxair, Inc.	(542)	(63,446)
Sherwin-Williams Co.	(190)	(46,523)

		(358,845)

Communications Equipment - (0.9)%
Cisco Systems, Inc.	(2,962)	(90,874)
Juniper Networks, Inc.	(1,771)	(46,648)

		(137,522)

Containers & Packaging - (0.7)%
Avery Dennison Corp.	(557)	(38,873)
Packaging Corp. of America	(178)	(14,685)
Sonoco Products Co.	(850)	(42,747)

		(96,305)

Diversified Telecommunication Services - (2.7)%
AT&T, Inc.	(1,558)	(57,319)
CenturyLink, Inc.	(1,844)	(49,014)
Verizon Communications, Inc.	(5,912)	(284,367)

		(390,700)

Electric Utilities - (1.9)%
Duke Energy Corp.	(2,285)	(182,846)
PPL Corp.	(443)	(15,213)
Southern Co.	(1,371)	(70,702)

		(268,761)

Electrical Equipment - (0.7)%
Emerson Electric Co.	(1,558)	(78,959)
Rockwell Automation, Inc., Class B	(133)	(15,923)

		(94,882)

Electronic Equipment, Instruments & Components - (0.2)%
Amphenol Corp., Class A	(457)	(30,130)

Energy Equipment & Services - (0.3)%
Baker Hughes, Inc.	(314)	(17,396)
Helmerich & Payne, Inc.	(383)	(24,171)

		(41,567)

Equity Real Estate Investment Trusts - (2.7)%
Digital Realty Trust, Inc.	(519)	(48,490)
Equity Residential	(369)	(22,786)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Long/Short Strategy

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Shares	Value
SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (continued)
Essex Property Trust, Inc.	(106)	$ (22,694)
Federal Realty Investment Trust	(453)	(65,789)
Four Corners Property Trust, Inc.	(251)	(5,040)
General Growth Properties, Inc.	(1,555)	(38,797)
Healthcare Trust of America, Inc., Class A	(365)	(11,169)
Host Hotels & Resorts, Inc.	(2,991)	(46,301)
UDR, Inc.	(433)	(15,142)
Ventas, Inc.	(1,207)	(81,774)
Welltower, Inc.	(345)	(23,643)

		(381,625)

Food & Staples Retailing - (1.8)%
CVS Health Corp.	(993)	(83,511)
Sysco Corp.	(1,204)	(57,937)
Whole Foods Market, Inc.	(4,208)	(119,044)

		(260,492)

Food Products - (1.3)%
General Mills, Inc.	(1,360)	(84,293)
Hershey Co.	(151)	(15,471)
Kellogg Co.	(764)	(57,399)
Kraft Heinz Co.	(368)	(32,734)

		(189,897)

Gas Utilities - (0.1)%
UGI Corp.	(487)	(22,543)

Health Care Equipment & Supplies - (1.2)%
CR Bard, Inc.	(245)	(53,087)
Medtronic PLC	(876)	(71,849)
Stryker Corp.	(129)	(14,880)
Varian Medical Systems, Inc.	(319)	(28,943)

		(168,759)

Health Care Providers & Services - (1.6)%
AmerisourceBergen Corp., Class A	(541)	(38,043)
Cardinal Health, Inc.	(871)	(59,829)
Community Health Systems, Inc.	(1,672)	(8,828)
DaVita, Inc.	(161)	(9,438)
Express Scripts Holding Co.	(761)	(51,291)
Laboratory Corp. of America Holdings	(253)	(31,711)
Quest Diagnostics, Inc.	(193)	(15,718)
Tenet Healthcare Corp.	(773)	(15,236)

		(230,094)

Health Care Technology - (0.4)%
athenahealth, Inc.	(64)	(6,613)
Cerner Corp.	(933)	(54,655)

		(61,268)

Hotels, Restaurants & Leisure - (2.5)%
Chipotle Mexican Grill, Inc., Class A	(70)	(25,253)
Choice Hotels International, Inc.	(368)	(17,830)
Darden Restaurants, Inc.	(1,529)	(99,064)
Hyatt Hotels Corp., Class A	(702)	(35,655)
Marriott International, Inc., Class A	(550)	(37,785)
McDonald’s Corp.	(1,255)	(141,275)

		(356,862)

Household Durables - (0.3)%
Garmin, Ltd.	(461)	(22,294)
Toll Brothers, Inc.	(1,031)	(28,291)

		(50,585)

	Shares	Value
SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)
Household Products - (3.8)%
Church & Dwight Co., Inc.	(2,026)	$ (97,775)
Clorox Co.	(1,547)	(185,671)
Colgate-Palmolive Co.	(1,972)	(140,722)
Procter & Gamble Co.	(1,353)	(117,440)

		(541,608)

Industrial Conglomerates - (2.0)%
3M Co.	(1,378)	(227,784)
General Electric Co.	(2,143)	(62,361)

		(290,145)

Insurance - (4.5)%
Aflac, Inc.	(1,209)	(83,264)
Allstate Corp.	(513)	(34,832)
Arch Capital Group, Ltd.	(640)	(49,901)
Axis Capital Holdings, Ltd.	(302)	(17,205)
Progressive Corp.	(3,496)	(110,159)
RenaissanceRe Holdings, Ltd.	(431)	(53,569)
Torchmark Corp.	(592)	(37,539)
Travelers Cos., Inc.	(1,223)	(132,304)
WR Berkley Corp.	(2,194)	(125,277)

		(644,050)

Internet & Direct Marketing Retail - (1.4)%
Expedia, Inc.	(425)	(54,923)
Netflix, Inc.	(1,020)	(127,367)
Priceline Group, Inc.	(17)	(25,062)

		(207,352)

Internet Software & Services - (0.6)%
eBay, Inc.	(1,748)	(49,836)
GrubHub, Inc.	(240)	(9,146)
Twitter, Inc.	(1,219)	(21,881)

		(80,863)

IT Services - (0.9)%
Automatic Data Processing, Inc.	(224)	(19,502)
International Business Machines Corp.	(270)	(41,496)
Paychex, Inc.	(1,372)	(75,734)

		(136,732)

Leisure Products - (0.8)%
Hasbro, Inc.	(607)	(50,630)
Mattel, Inc.	(1,870)	(58,961)

		(109,591)

Machinery - (1.8)%
AGCO Corp.	(1,507)	(76,977)
Donaldson Co., Inc.	(2,167)	(79,139)
Flowserve Corp.	(891)	(37,734)
Illinois Tool Works, Inc., Class A	(544)	(61,782)

		(255,632)

Media - (3.7)%
AMC Networks, Inc., Class A	(267)	(13,064)
Cinemark Holdings, Inc.	(1,808)	(71,958)
Discovery Communications, Inc., Series A	(1,480)	(38,643)
Interpublic Group of Cos., Inc.	(3,416)	(76,484)
News Corp., Class A	(5,030)	(60,964)
Omnicom Group, Inc.	(1,457)	(116,298)
Regal Entertainment Group, Class A	(2,691)	(57,883)
Scripps Networks Interactive, Inc., Class A	(1,294)	(83,282)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Long/Short Strategy

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Shares	Value
SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)
Media (continued)
Viacom, Inc., Class B	(334)	$ (12,545)

		(531,121)

Metals & Mining - (1.0)%
Compass Minerals International, Inc.	(902)	(64,809)
Freeport-McMoRan, Inc.	(4,015)	(44,888)
Nucor Corp.	(723)	(35,318)

		(145,015)

Multi-Utilities - (3.7)%
Consolidated Edison, Inc.	(2,655)	(200,585)
Dominion Resources, Inc.	(4,316)	(324,563)

		(525,148)

Multiline Retail - (1.5)%
Kohl’s Corp.	(1,289)	(56,394)
Nordstrom, Inc.	(397)	(20,644)
Target Corp.	(1,992)	(136,910)

		(213,948)

Oil, Gas & Consumable Fuels - (3.1)%
Chevron Corp.	(1,247)	(130,623)
ConocoPhillips	(537)	(23,333)
Exxon Mobil Corp.	(1,831)	(152,559)
Hess Corp.	(537)	(25,760)
Marathon Oil Corp.	(1,919)	(25,292)
Murphy Oil Corp.	(527)	(13,633)
Noble Energy, Inc.	(563)	(19,407)
Occidental Petroleum Corp.	(507)	(36,965)
Phillips 66	(192)	(15,581)

		(443,153)

Paper & Forest Products - (0.3)%
Domtar Corp.	(1,129)	(40,588)

Personal Products - (0.1)%
Coty, Inc., Class A	(316)	(7,265)

Pharmaceuticals - (0.5)%
Johnson & Johnson	(573)	(66,462)

Professional Services - (0.2)%
Nielsen Holdings PLC	(537)	(24,176)

Road & Rail - (2.0)%
Heartland Express, Inc.	(7,721)	(142,066)
Knight Transportation, Inc.	(2,434)	(71,195)
Werner Enterprises, Inc.	(3,212)	(77,249)

		(290,510)

Semiconductors & Semiconductor Equipment - (4.1)%
Intel Corp.	(2,241)	(78,144)
Maxim Integrated Products, Inc., Class A	(859)	(34,042)
Microchip Technology, Inc.	(2,723)	(164,878)
Micron Technology, Inc.	(1,233)	(21,158)
NVIDIA Corp.	(172)	(12,239)
Qorvo, Inc.	(463)	(25,766)
QUALCOMM, Inc.	(918)	(63,085)
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	(5,142)	(159,916)
Versum Materials, Inc.	(100)	(2,270)
Xilinx, Inc.	(607)	(30,878)

		(592,376)

	Shares	Value
SECURITIES SOLD SHORT (continued)
COMMON STOCKS (continued)
Software - (1.2)%
Oracle Corp.	(2,327)	$ (89,403)
salesforce.com, Inc.	(776)	(58,324)
SAP SE, ADR	(283)	(24,859)

		(172,586)

Specialty Retail - (1.6)%
Abercrombie & Fitch Co., Class A	(2,215)	(32,361)
Bed Bath & Beyond, Inc.	(2,641)	(106,749)
CarMax, Inc.	(576)	(28,765)
DSW, Inc., Class A	(1,241)	(25,776)
Gap, Inc.	(1,211)	(33,412)

		(227,063)

Technology Hardware, Storage & Peripherals - (1.2)%
Apple, Inc.	(1,103)	(125,235)
Seagate Technology PLC	(1,249)	(42,853)

		(168,088)

Textiles, Apparel & Luxury Goods - (1.1)%
lululemon athletica, Inc.	(941)	(53,872)
NIKE, Inc., Class B	(286)	(14,352)
Under Armour, Inc., Class A	(1,518)	(47,210)
Under Armour, Inc., Class C	(520)	(13,447)
VF Corp.	(540)	(29,273)

		(158,154)

Trading Companies & Distributors - (0.8)%
Fastenal Co.	(1,336)	(52,077)
WW Grainger, Inc.	(324)	(67,431)

		(119,508)

Total Common Stocks (Proceeds $10,598,758)		(10,913,876)

Total Securities Sold Short (Proceeds $10,598,758)		(10,913,876)

Net Other Assets (Liabilities) - 70.4%		10,079,146

Net Assets - 100.0%		$ 14,328,041

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Long/Short Strategy

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$14,975,587	$—	$—	$14,975,587
Repurchase Agreement	—	187,184	—	187,184

Total Investments	$14,975,587	$187,184	$—	$15,162,771

LIABILITIES
Securities Sold Short
Common Stocks	$(10,913,876)	$—	$—	$(10,913,876)

Total Securities Sold Short	$(10,913,876)	$—	$—	$(10,913,876)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of these securities have been segregated as collateral for open securities sold short transactions. The total value of all securities segregated as collateral for open securities sold short transactions is $3,571,411.
(C)	Rate disclosed reflects the yield at October 31, 2016.
(D)	Aggregate cost for federal income tax purposes is $14,024,750. Aggregate gross unrealized appreciation and depreciation for all securities is $1,289,392 and $151,371, respectively. Net unrealized appreciation for tax purposes is $1,138,021.
(E)	Cash in the amount of $9,980,881 has been segregated by the custodian as collateral for open securities sold short transactions.
(F)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Mid Cap Value

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Shares	Value
COMMON STOCKS - 98.3%
Auto Components - 0.8%
BorgWarner, Inc.	57,608	$ 2,064,671

Banks - 7.9%
Citizens Financial Group, Inc.	91,062	2,398,573
Fifth Third Bancorp	182,928	3,980,513
First Republic Bank, Class A	30,117	2,241,609
Huntington Bancshares, Inc., Class A	159,017	1,685,580
Investors Bancorp, Inc.	66,335	813,267
M&T Bank Corp.	38,009	4,664,845
SunTrust Banks, Inc.	87,330	3,949,936
Zions Bancorporation	28,215	908,805

		20,643,128

Beverages - 2.1%
Constellation Brands, Inc., Class A	14,735	2,462,513
Dr. Pepper Snapple Group, Inc.	35,247	3,094,334

		5,556,847

Building Products - 0.9%
Fortune Brands Home & Security, Inc.	43,654	2,384,818

Capital Markets - 4.4%
Ameriprise Financial, Inc.	15,748	1,391,966
Invesco, Ltd.	86,854	2,439,729
Legg Mason, Inc.	14,291	410,438
Northern Trust Corp.	34,077	2,467,856
Raymond James Financial, Inc.	37,396	2,248,247
T. Rowe Price Group, Inc.	40,754	2,608,664

		11,566,900

Chemicals - 0.6%
Sherwin-Williams Co.	6,234	1,526,457

Communications Equipment - 0.8%
CommScope Holding Co., Inc. (A)	68,591	2,095,455

Consumer Finance - 0.7%
Ally Financial, Inc.	94,772	1,712,530

Containers & Packaging - 3.6%
Ball Corp.	35,364	2,725,504
Silgan Holdings, Inc.	57,519	2,930,593
WestRock Co.	79,506	3,672,382

		9,328,479

Distributors - 0.9%
Genuine Parts Co.	25,944	2,350,267

Electric Utilities - 3.6%
Edison International	48,887	3,592,217
Westar Energy, Inc., Class A	35,037	2,008,321
Xcel Energy, Inc.	89,703	3,727,159

		9,327,697

Electrical Equipment - 2.7%
AMETEK, Inc., Class A	58,704	2,588,846
Hubbell, Inc., Class B	27,301	2,853,501
Regal Beloit Corp.	26,395	1,559,944

		7,002,291

Electronic Equipment, Instruments & Components - 4.3%
Amphenol Corp., Class A	48,497	3,197,407
Arrow Electronics, Inc. (A)	57,502	3,514,522
CDW Corp.	50,407	2,263,779
Keysight Technologies, Inc. (A)	71,645	2,349,956

		11,325,664

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts - 9.5%
American Campus Communities, Inc.	28,148	$ 1,466,792
American Homes 4 Rent, Class A	54,050	1,140,996
AvalonBay Communities, Inc.	14,903	2,551,096
Boston Properties, Inc.	19,503	2,349,721
Brixmor Property Group, Inc.	86,884	2,208,591
Essex Property Trust, Inc.	6,300	1,348,767
General Growth Properties, Inc.	35,156	877,142
HCP, Inc.	17,273	591,600
Kimco Realty Corp.	86,486	2,301,393
Outfront Media, Inc.	68,967	1,483,480
Rayonier, Inc.	64,435	1,728,147
Regency Centers Corp.	21,189	1,527,091
Vornado Realty Trust, Class A	29,404	2,728,103
Weyerhaeuser Co.	57,860	1,731,750
WP Carey, Inc.	12,100	734,954

		24,769,623

Food & Staples Retailing - 1.5%
Kroger Co.	104,472	3,236,542
Rite Aid Corp. (A)	99,618	668,437

		3,904,979

Food Products - 0.8%
TreeHouse Foods, Inc. (A) (B)	22,421	1,961,389

Gas Utilities - 1.0%
National Fuel Gas Co.	48,134	2,521,259

Health Care Providers & Services - 4.3%
AmerisourceBergen Corp., Class A	36,088	2,537,708
Cigna Corp.	17,138	2,036,509
Henry Schein, Inc. (A)	13,925	2,077,610
Humana, Inc., Class A	14,953	2,564,888
Universal Health Services, Inc., Class B	17,320	2,090,697

		11,307,412

Hotels, Restaurants & Leisure - 1.6%
Hilton Worldwide Holdings, Inc.	130,200	2,942,520
Marriott International, Inc., Class A	17,142	1,177,655

		4,120,175

Household Durables - 3.2%
Mohawk Industries, Inc. (A)	25,423	4,685,459
Newell Brands, Inc.	76,862	3,690,913

		8,376,372

Household Products - 0.4%
Energizer Holdings, Inc.	23,021	1,070,707

Industrial Conglomerates - 1.2%
Carlisle Cos., Inc.	29,485	3,091,502

Insurance - 8.3%
Alleghany Corp. (A)	2,808	1,449,518
Chubb, Ltd.	10,476	1,330,452
Hartford Financial Services Group, Inc.	74,091	3,268,154
Loews Corp.	112,039	4,821,038
Marsh & McLennan Cos., Inc.	51,912	3,290,702
Progressive Corp.	38,060	1,199,270
Unum Group	63,283	2,240,218
WR Berkley Corp.	17,950	1,024,945
XL Group, Ltd.	83,974	2,913,898

		21,538,195

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Shares	Value
COMMON STOCKS (continued)
Internet & Direct Marketing Retail - 1.6%
Expedia, Inc.	31,924	$ 4,125,539

Internet Software & Services - 0.4%
Match Group, Inc. (A) (B)	54,870	990,952

IT Services - 1.2%
Jack Henry & Associates, Inc.	38,893	3,151,111

Machinery - 2.9%
IDEX Corp.	33,050	2,856,842
Rexnord Corp. (A)	80,809	1,607,291
Snap-on, Inc.	19,660	3,029,606

		7,493,739

Media - 2.5%
CBS Corp., Class B	34,482	1,952,371
DISH Network Corp., Class A (A)	50,505	2,957,573
TEGNA, Inc.	67,641	1,327,116
Time, Inc.	15,898	206,674

		6,443,734

Multi-Utilities - 5.1%
CenterPoint Energy, Inc.	150,172	3,423,922
CMS Energy Corp.	80,014	3,372,590
Sempra Energy	31,102	3,331,024
WEC Energy Group, Inc.	51,057	3,049,124

		13,176,660

Multiline Retail - 2.3%
Kohl’s Corp.	76,333	3,339,569
Nordstrom, Inc.	49,992	2,599,584

		5,939,153

Oil, Gas & Consumable Fuels - 5.2%
Energen Corp.	106,396	5,333,631
EQT Corp.	77,212	5,095,992
PBF Energy, Inc., Class A	90,672	1,976,650
Southwestern Energy Co. (A)	115,243	1,197,375

		13,603,648

Personal Products - 1.9%
Coty, Inc., Class A (A)	118,908	2,733,695
Edgewell Personal Care Co. (A)	30,184	2,275,874

		5,009,569

Real Estate Management & Development - 0.2%
CBRE Group, Inc., Class A (A)	23,500	605,360

Semiconductors & Semiconductor Equipment - 1.4%
Analog Devices, Inc., Class A	26,264	1,683,522
KLA-Tencor Corp.	25,396	1,907,494

		3,591,016

Software - 1.6%
Synopsys, Inc. (A)	71,140	4,219,313

Specialty Retail - 4.6%
AutoZone, Inc. (A)	3,353	2,488,462
Bed Bath & Beyond, Inc.	52,293	2,113,683
Best Buy Co., Inc.	47,546	1,850,015
Gap, Inc., Class A	97,072	2,678,216
Tiffany & Co. (B)	38,668	2,839,005

		11,969,381

	Shares	Value
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods - 1.3%
PVH Corp.	25,783	$ 2,758,265
Ralph Lauren Corp., Class A	5,448	534,449

		3,292,714

Trading Companies & Distributors - 1.0%
MSC Industrial Direct Co., Inc., Class A	37,357	2,719,590

Total Common Stocks (Cost $188,155,616)		255,878,296

SECURITIES LENDING COLLATERAL - 1.1%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.27% (C)	3,003,032	3,003,032

Total Securities Lending Collateral (Cost $3,003,032)		3,003,032

	Principal	Value
REPURCHASE AGREEMENT - 2.0%
State Street Bank & Trust Co. 0.03% (C), dated 10/31/2016, to be repurchased at $5,191,262 on 11/01/2016. Collateralized by a U.S. Government Obligation, 0.61%, due 01/31/2018, and with a value of $5,296,613.	$ 5,191,257	5,191,257

Total Repurchase Agreement (Cost $5,191,257)		5,191,257

Total Investments (Cost $196,349,905) (D)		264,072,585
Net Other Assets (Liabilities) - (1.4)%		(3,772,901)

Net Assets - 100.0%		$ 260,299,684

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$255,878,296	$—	$—	$255,878,296
Securities Lending Collateral	3,003,032	—	—	3,003,032
Repurchase Agreement	—	5,191,257	—	5,191,257

Total Investments	$258,881,328	$5,191,257	$—	$264,072,585

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $2,939,483. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at October 31, 2016.
(D)	Aggregate cost for federal income tax purposes is $197,968,204. Aggregate gross unrealized appreciation and depreciation for all securities is $72,263,031 and $6,158,650, respectively. Net unrealized appreciation for tax purposes is $66,104,381.
(E)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Total Return

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Principal	Value
ASSET-BACKED SECURITIES - 11.2%
ABFC Trust
Series 2004-OPT4, Class A1,
1.15% (A), 04/25/2034	$ 568,377	$ 561,435
Series 2004-OPT5, Class A1,
1.23% (A), 06/25/2034	230,885	218,161
ACE Securities Corp. Home Equity Loan Trust Series 2006-HE1, Class A1A, 0.73% (A), 02/25/2036	1,709,443	1,701,660
Amortizing Residential Collateral Trust Series 2002-BC4, Class A, 1.11% (A), 07/25/2032	3,806	3,599
Ares XXV CLO, Ltd. Series 2012-3A, Class AR, 1.77% (A), 01/17/2024 (B)	1,500,000	1,500,055
Bear Stearns Asset-Backed Securities I Trust
Series 2006-HE1, Class 1M2,
0.96% (A), 12/25/2035	4,500,000	4,190,427
Series 2006-HE10, Class 21A3,
0.77% (A), 12/25/2036	3,013,303	1,477,072
Series 2007-AQ1, Class A1,
0.64% (A), 04/25/2031	308,222	317,660
Bear Stearns Asset-Backed Securities Trust Series 2002-2, Class A1, 1.19% (A), 10/25/2032	6,940	6,797
C-BASS Trust Series 2007-CB1, Class AF1A, 0.60% (A), 01/25/2037	376,684	145,458
Citigroup Mortgage Loan Trust Series 2007-FS1, Class 1A1, 4.61% (A), 10/25/2037 (B)	1,290,778	1,208,349
COA Summit CLO, Ltd. Series 2014-1A, Class A1, 2.23% (A), 04/20/2023 (B)	1,913,347	1,913,627
Countrywide Asset-Backed Certificates
Series 2006-2, Class M1,
0.93% (A), 06/25/2036	400,000	332,866
Series 2006-26, Class 1A,
0.67% (A), 06/25/2037	1,624,204	1,340,250
Series 2006-26, Class 2A3,
0.70% (A), 06/25/2037	2,536,117	2,445,883
CWABS Asset-Backed Certificates Trust
Series 2005-17, Class MV1,
0.99% (A), 05/25/2036	1,500,000	1,293,210
Series 2006-14, Class 1A,
0.67% (A), 02/25/2037	1,119,561	954,521
Dryden XXV Senior Loan Fund Series 2012-25A, Class AR, 2.05% (A), 01/15/2025 (B) (C)	1,700,000	1,699,991
Highlander Euro CDO III BV Series 2007-3A, Class A, 0.00% (A) (D), 05/01/2023 (B)	EUR 1,047,685	1,132,433
Home Equity Asset Trust Series 2002-1, Class A4, 1.13% (A), 11/25/2032	$ 1,026	891

	Principal	Value
ASSET-BACKED SECURITIES (continued)
JPMorgan Mortgage Acquisition Trust Series 2007-CH3, Class A5, 0.79% (A), 03/25/2037	$ 3,500,000	$ 2,937,244
Lockwood Grove CLO, Ltd. Series 2014-1A, Class A1R, 2.33% (A), 04/25/2025 (B) (C)	1,700,000	1,699,150
Malin CLO BV Series 2007-1A, Class VFNE, 0.00% (A) (D), 05/07/2023 (B)	EUR 767,689	838,066
Merrill Lynch Mortgage Investors Trust Series 2006-FM1, Class A2C, 0.69% (A), 04/25/2037	$ 1,993,232	1,115,045
Morgan Stanley Mortgage Loan Trust
Series 2007-10XS, Class A1,
6.00% (A), 07/25/2047	188,630	142,204
Series 2007-8XS, Class A1,
5.75% (A), 04/25/2037	238,599	156,829
National Collegiate Student Loan Trust Series 2005-1, Class A4, 0.77% (A), 11/27/2028	351,004	348,214
Navient Private Education Loan Trust Series 2015-CA, Class A, 2.03% (A), 01/16/2035 (B)	2,040,012	2,060,277
Neuberger Berman CLO XII, Ltd. Series 2012-12A, Class A2RR, 2.18% (A), 07/25/2023 (B)	1,328,708	1,324,690
New Century Home Equity Loan Trust Series 2006-1, Class A2B, 0.71% (A), 05/25/2036	94,544	78,040
Option One Mortgage Loan Trust Series 2007-4, Class 2A4, 0.84% (A), 04/25/2037	5,063,889	3,183,453
Palmer Square CLO, Ltd. Series 2013-2A, Class A1A, 2.28% (A), 10/17/2025 (B)	1,500,000	1,500,085
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-WCW2, Class M2, 1.06% (A), 07/25/2035	500,000	460,322
Popular ABS Mortgage Pass-Through Trust Series 2006-A, Class M1, 0.92% (A), 02/25/2036	500,000	431,705
Race Point V CLO, Ltd. Series 2011-5AR, Class AR, 1.64% (A), 12/15/2022 (B)	2,554,938	2,554,859
Securitized Asset-Backed Receivables LLC Trust Series 2007-HE1, Class A2A, 0.59% (A), 12/25/2036	68,843	22,740
Sofi Consumer Loan Program LLC Series 2016-3, Class A, 3.05%, 12/26/2025 (B) (C)	1,700,000	1,701,013
Specialty Underwriting & Residential Finance Trust Series 2004-BC2, Class M1, 1.36% (A), 05/25/2035	3,422,009	3,229,581

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
ASSET-BACKED SECURITIES (continued)
SpringCastle America Funding LLC Series 2016-AA, Class A, 3.05%, 04/25/2029 (B)	$ 1,400,000	$ 1,411,872
Structured Asset Securities Corp. Mortgage Loan Trust Series 2006-BC1, Class A6, 0.80% (A), 03/25/2036	1,000,000	759,955
TICC CLO LLC Series 2012-1A, Class A, 1.75% (A), 08/25/2023 (B)	2,068,182	2,068,507
U.S. Small Business Administration
Series 2003-20I, Class 1,
5.13%, 09/01/2023	9,108	9,851
Series 2004-20C, Class 1,
4.34%, 03/01/2024	79,078	83,051
Venture VIII CDO, Ltd. Series 2007-8A, Class A2A, 1.10% (A), 07/22/2021 (B)	2,679,664	2,647,053
Venture X CLO, Ltd. Series 2012-10A, Class AR, 2.08% (A), 07/20/2022 (B) (C)	1,700,000	1,699,150
VOLT XXIX LLC Series 2014-NP10, Class A1, 3.38% (A), 10/25/2054 (B)	879,045	879,613
Wells Fargo Home Equity Asset-Backed Securities Trust Series 2005-4, Class M2, 1.01% (A), 12/25/2035	6,500,000	5,808,524
Wood Street CLO 1 BV Series I-A, Class A, 0.11% (A), 11/22/2021 (B) (E) (F)	EUR 455,057	481,431

Total Asset-Backed Securities (Cost $58,769,558)		62,076,869

CORPORATE DEBT SECURITIES - 38.0%
Airlines - 0.3%
Latam Airlines Pass-Through Trust 4.20%, 08/15/2029	$ 1,450,918	1,436,409

Banks - 16.9%
Banco Santander Chile 1.78% (A), 04/11/2017 (B)	3,500,000	3,491,250
Bank of America Corp.
5.65%, 05/01/2018, MTN	1,900,000	2,009,704
6.00%, 09/01/2017	1,000,000	1,037,692
6.40%, 08/28/2017, MTN	500,000	520,080
6.88%, 04/25/2018, MTN	3,300,000	3,550,008
7.63%, 06/01/2019, MTN	4,000,000	4,566,776
Barclays Bank PLC
1.74% (A), 11/06/2017	2,000,000	2,000,000
7.63%, 11/21/2022	3,900,000	4,353,375
10.18%, 06/12/2021 (B)	1,840,000	2,326,559
Barclays PLC 6.50% (A), 09/15/2019 (G)	EUR 800,000	825,508
BYGGERIETS REALKREDITFON 4.00%, 01/01/2018	DKK 11,700,000	1,812,207
Caisse Centrale du Credit Immobilier de France SA 0.25%, 11/25/2018, MTN (H)	EUR 600,000	666,631

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
CIT Group, Inc.
3.88%, 02/19/2019	$ 2,100,000	$ 2,132,151
6.63%, 04/01/2018 (B)	3,226,000	3,387,300
Citigroup, Inc.
1.76% (A), 06/07/2019	900,000	904,128
2.05%, 06/07/2019	300,000	301,366
2.22% (A), 03/30/2021	300,000	305,755
2.26% (A), 09/01/2023	500,000	501,775
3.70%, 01/12/2026	3,000,000	3,123,630
Cooperatieve Rabobank UA 6.88%, 03/19/2020, MTN (H)	EUR 3,300,000	4,270,079
Credit Agricole SA 7.88% (A), 01/23/2024 (B) (G)	$ 700,000	709,296
Discover Bank 2.60%, 11/13/2018	1,400,000	1,421,872
Intesa Sanpaolo SpA 2.38%, 01/13/2017	2,021,000	2,022,819
JPMorgan Chase & Co.
1.34% (A), 02/15/2017	5,100,000	5,105,227
2.40%, 06/07/2021	1,500,000	1,512,646
7.90% (A), 04/30/2018 (G)	1,000,000	1,030,750
KBC Bank NV 8.00% (A), 01/25/2023 (H)	2,000,000	2,117,560
Lloyds Bank PLC 12.00% (A), 12/16/2024 (B) (G)	4,200,000	5,712,000
Lloyds Banking Group PLC 7.63% (A), 06/27/2023 (G) (H)	GBP 700,000	891,073
Mitsubishi UFJ Trust & Banking Corp. 1.58% (A), 09/19/2017	$ 1,300,000	1,300,000
National Australia Bank, Ltd. 2.25%, 03/16/2021 (B)	1,400,000	1,420,034
Natixis SA 1.55% (A), 09/25/2017 - 10/02/2017	1,500,000	1,500,000
Norinchukin Bank 1.59% (A), 10/10/2017	2,800,000	2,800,000
Novo Banco SA 5.00%, 04/04/2019, MTN	EUR 584,000	496,833
Nykredit Realkredit A/S
1.00%, 10/01/2017, MTN	DKK 16,200,000	2,421,302
2.00%, 04/01/2017	57,500,000	8,566,115
Realkredit Danmark A/S 2.00%, 01/01/2018	8,500,000	1,287,269
Royal Bank of Canada 2.30%, 03/22/2021	$ 1,400,000	1,420,370
Royal Bank of Scotland Group PLC 6.99% (A), 10/05/2017 (B) (G)	1,300,000	1,452,750
Sumitomo Mitsui Banking Corp. 1.55% (A), 09/15/2017	2,700,000	2,700,000
Sumitomo Mitsui Trust Bank Ltd. 1.58% (A), 09/18/2017	2,600,000	2,600,000
Wells Fargo & Co. 7.98% (A), 03/15/2018 (G)	3,400,000	3,544,500

		94,118,390

Biotechnology - 1.2%
AbbVie, Inc. 1.80%, 05/14/2018	1,100,000	1,103,459
Amgen, Inc. 1.19% (A), 05/22/2017	5,800,000	5,808,062

		6,911,521

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Capital Markets - 4.2%
Credit Suisse AG 1.65% (A), 09/12/2017	$ 1,600,000	$ 1,600,000
Credit Suisse Group Funding Guernsey, Ltd.
3.13%, 12/10/2020	1,400,000	1,414,024
3.75%, 03/26/2025	1,600,000	1,587,024
3.80%, 09/15/2022	1,000,000	1,016,514
3.80%, 06/09/2023 (B)	1,700,000	1,716,497
Deutsche Bank AG 4.25%, 10/14/2021 (B)	2,700,000	2,717,782
Goldman Sachs Group, Inc.
1.92% (A), 11/15/2018, MTN	1,300,000	1,310,793
2.05% (A), 09/15/2020	1,600,000	1,611,657
Morgan Stanley
5.95%, 12/28/2017, MTN	4,900,000	5,148,964
6.63%, 04/01/2018, MTN	2,000,000	2,135,384
UBS AG
1.40% (A), 06/01/2017	400,000	400,527
7.63%, 08/17/2022	600,000	695,250
UBS Group Funding Jersey, Ltd. 3.00%, 04/15/2021 (B)	2,200,000	2,247,676

		23,602,092

Construction & Engineering - 0.1%
Odebrecht Offshore Drilling Finance, Ltd. 6.63%, 10/01/2023 (B)	2,264,340	458,529

Consumer Finance - 2.5%
Ally Financial, Inc. 2.75%, 01/30/2017	4,800,000	4,800,000
Ford Motor Credit Co. LLC
1.66% (A), 01/17/2017, MTN	5,400,000	5,405,778
2.60%, 11/04/2019	600,000	607,470
General Motors Financial Co., Inc. 4.38%, 09/25/2021	1,500,000	1,592,756
Springleaf Finance Corp. 8.25%, 12/15/2020	1,200,000	1,302,000
Volkswagen Group of America Finance LLC 1.65%, 05/22/2018 (B)	300,000	299,063

		14,007,067

Diversified Consumer Services - 1.0%
President and Fellows of Harvard College 6.50%, 01/15/2039 (B)	3,800,000	5,725,912

Diversified Financial Services - 2.1%
Bear Stearns Cos. LLC
6.40%, 10/02/2017	900,000	940,688
7.25%, 02/01/2018	2,100,000	2,245,874
BRFkredit A/S 2.00%, 10/01/2017	DKK 7,000,000	1,054,587
LeasePlan Corp. NV 2.88%, 01/22/2019 (B) (C)	$ 1,500,000	1,513,395
Preferred Term Securities XVII, Ltd. / Preferred Term Securities XVII, Inc. 1.26% (A), 06/23/2035 (B)	1,516,756	1,118,547
Tayarra, Ltd. 3.63%, 02/15/2022	4,461,495	4,695,635

		11,568,726

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services - 2.2%
AT&T, Inc. 2.80%, 02/17/2021	$ 2,000,000	$ 2,027,384
SFR Group SA 7.38%, 05/01/2026 (B)	1,600,000	1,616,000
Verizon Communications, Inc.
1.23% (A), 06/09/2017	3,800,000	3,806,544
2.61% (A), 09/14/2018	4,500,000	4,620,600

		12,070,528

Electric Utilities - 0.8%
Korea Hydro & Nuclear Power Co., Ltd. 1.59% (A), 05/22/2017 (B) (C)	4,300,000	4,298,061

Energy Equipment & Services - 0.4%
Regency Energy Partners, LP / Regency Energy Finance Corp.
5.00%, 10/01/2022	1,000,000	1,073,044
5.88%, 03/01/2022	1,000,000	1,119,969

		2,193,013

Equity Real Estate Investment Trusts - 0.9%
alstria office REIT-AG 2.13%, 04/12/2023 (H)	EUR 800,000	937,522
AvalonBay Communities, Inc. 3.50%, 11/15/2024, MTN	$ 1,595,000	1,666,443
Simon Property Group, LP 2.50%, 09/01/2020	2,500,000	2,562,560

		5,166,525

Health Care Equipment & Supplies - 0.3%
Boston Scientific Corp. 3.38%, 05/15/2022	1,600,000	1,669,720

Household Durables - 0.0% (I)
Urbi Desarrollos Urbanos SAB de CV 9.50%, 01/21/2020 (B) (C) (J)	400,000	4,000

Independent Power & Renewable Electricity Producers - 0.6%
Dynegy, Inc.
6.75%, 11/01/2019	2,300,000	2,327,807
7.38%, 11/01/2022	900,000	867,937
7.63%, 11/01/2024 (K)	400,000	383,000

		3,578,744

Oil, Gas & Consumable Fuels - 1.4%
Kinder Morgan, Inc.
5.63%, 11/15/2023 (B)	1,400,000	1,548,891
6.50%, 09/15/2020	800,000	903,778
Petrobras Global Finance BV 3.74% (A), 03/17/2020	2,100,000	2,065,245
Plains All American Pipeline, LP / PAA Finance Corp. 4.90%, 02/15/2045	1,000,000	949,663
Sabine Pass Liquefaction LLC 5.00%, 03/15/2027 (B)	2,000,000	2,035,000

		7,502,577

Pharmaceuticals - 0.3%
Shire Acquisitions Investments Ireland DAC 1.90%, 09/23/2019	1,500,000	1,497,187

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Road & Rail - 0.2%
Hellenic Railways Organization SA
4.03%, 03/17/2017	EUR 700,000	$ 751,136
5.01%, 12/27/2017 (H)	100,000	104,972

		856,108

Software - 0.1%
Oracle Corp. 2.40%, 09/15/2023	$ 800,000	797,986

Technology Hardware, Storage & Peripherals - 0.9%
Apple, Inc. 2.85%, 05/06/2021	400,000	417,374
Diamond 1 Finance Corp. / Diamond 2 Finance Corp.
4.42%, 06/15/2021 (B)	800,000	836,566
5.45%, 06/15/2023 (B)	1,200,000	1,285,030
Hewlett Packard Enterprise Co. 2.70%, 10/05/2017 (B)	2,500,000	2,531,660

		5,070,630

Trading Companies & Distributors - 0.8%
International Lease Finance Corp. 7.13%, 09/01/2018 (B)	4,200,000	4,572,750

Wireless Telecommunication Services - 0.8%
Sprint Communications, Inc. 9.13%, 03/01/2017	4,300,000	4,386,000

Total Corporate Debt Securities (Cost $208,723,400)		211,492,475

FOREIGN GOVERNMENT OBLIGATIONS - 1.0%
Brazil - 0.9%
Brazil Letras do Tesouro Nacional Zero Coupon, 01/01/2017 - 10/01/2017	BRL 15,900,000	4,573,249
Brazil Notas do Tesouro Nacional Series F, 10.00%, 01/01/2017	1,500,000	467,039

		5,040,288

Cyprus - 0.1%
Cyprus Government International Bond 3.88%, 05/06/2022, MTN (H)	EUR 400,000	457,885

Total Foreign Government Obligations (Cost $5,355,472)		5,498,173

LOAN ASSIGNMENTS - 0.4%
Automobiles - 0.1%
FCA US LLC Term Loan B, 3.50% (A), 05/24/2017	$ 734,699	735,250

Health Care Providers & Services - 0.3%
Community Health Systems, Inc. Term Loan F, 4.08% (A), 12/31/2018	1,485,497	1,450,747

Total Loan Assignments (Cost $2,221,504)		2,185,997

	Principal	Value
MORTGAGE-BACKED SECURITIES - 10.2%
Alternative Loan Trust
Series 2005, Class J12-2A1,
0.80% (A), 08/25/2035	$ 1,269,738	$ 827,756
Series 2005-81, Class A1,
0.81% (A), 02/25/2037	364,043	298,108
Series 2006-30T1, Class 1A3,
6.25%, 11/25/2036	184,184	161,819
Series 2006-J8, Class A2,
6.00%, 02/25/2037	209,487	145,777
Series 2006-OA12, Class A1B,
0.72% (A), 09/20/2046	1,165,110	846,773
Series 2006-OA17, Class 1A1A,
0.72% (A), 12/20/2046	1,414,215	1,025,252
Series 2006-OC7, Class 2A2A,
0.70% (A), 07/25/2046	1,653,480	1,451,055
Series 2006-OC8, Class 2A2B,
0.70% (A), 11/25/2036	1,227,069	1,100,718
Series 2007-2CB, Class 1A13,
5.75% (A), 03/25/2037	312,604	269,780
Series 2007-HY4, Class 1A1,
3.13% (A), 06/25/2037	719,334	638,386
Series 2007-OA6, Class A1B,
0.73% (A), 06/25/2037	1,744,692	1,550,257
American Home Mortgage Assets Trust Series 2006-4, Class 1A12, 0.74% (A), 10/25/2046	1,265,767	839,109
BAMLL Commercial Mortgage Securities Trust Series 2016-ASHF, Class A, 2.42% (A), 12/15/2033 (B)	1,400,000	1,416,993
Banc of America Funding Trust
Series 2005-D, Class A1,
3.01% (A), 05/25/2035	280,493	286,262
Series 2006-J, Class 4A1,
3.02% (A), 01/20/2047	46,427	39,044
BBCMS Trust Series 2015-STP, Class A, 3.32%, 09/10/2028 (B)	3,000,000	3,091,676
Bear Stearns Alt-A Trust Series 2006-6, Class 32A1, 3.08% (A), 11/25/2036	252,389	184,072
Bear Stearns ARM Trust
Series 2003-5, Class 2A1,
3.02% (A), 08/25/2033	290,278	289,134
Series 2003-8, Class 2A1,
2.98% (A), 01/25/2034	6,884	6,965
Series 2003-8, Class 4A1,
3.21% (A), 01/25/2034	74,686	74,537
Series 2005-2, Class A2,
3.13% (A), 03/25/2035	154,942	156,067
Series 2005-5, Class A2,
2.46% (A), 08/25/2035	83,218	82,895
Series 2006-4, Class 1A1,
3.29% (A), 10/25/2036	103,771	87,576
Bear Stearns Structured Products, Inc. Trust Series 2007-R6, Class 1A1, 2.97% (A), 01/26/2036	179,819	142,402

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Berica 8 Residential MBS Srl Series 2008, Class A, 0.00% (A) (D), 03/31/2048 (H)	EUR 2,817,321	$ 3,070,142
Berica ABS Srl Series 2011-1, Class A1, 0.00% (A) (D), 12/31/2055 (H)	1,497,109	1,638,683
CD Mortgage Trust Series 2007-CD5, Class A4, 5.89% (A), 11/15/2044	$ 138,525	141,597
Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2004-3A, Class A1, 0.78% (A), 08/25/2035 (B)	104,108	92,831
CHL Mortgage Pass-Through Trust
Series 2002-30, Class M,
2.90% (A), 10/19/2032	8,710	7,141
Series 2004-12, Class 12A1,
3.12% (A), 08/25/2034	129,902	110,862
Citigroup Commercial Mortgage Trust Series 2015-SHP2, Class A, 1.28% (A), 07/15/2027 (B)	1,800,000	1,812,905
Citigroup Mortgage Loan Trust Series 2005-6, Class A2, 2.76% (A), 09/25/2035	97,101	96,960
COMM Mortgage Trust
Series 2010-RR1, Class GEA,
5.54% (A), 12/11/2049 (B)	1,140,869	1,146,512
Series 2015-CR26, Class ASB,
3.37%, 10/10/2048	1,400,000	1,478,880
Credit Suisse First Boston Mortgage Securities Corp.
Series 2002-P1A, Class A,
1.14% (A), 03/25/2032 (B)	264	244
Series 2003-AR15, Class 2A1,
2.57% (A), 06/25/2033	389,123	380,335
Series 2003-AR28, Class 2A1,
2.86% (A), 12/25/2033	2,788,356	2,708,378
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2005-6, Class 2A3, 5.50%, 12/25/2035	379,383	317,188
First Horizon Alternative Mortgage Securities Trust Series 2007-FA4, Class 1A8, 6.25%, 08/25/2037	195,936	154,463
First Horizon Mortgage Pass-Through Trust Series 2005-AR3, Class 2A1, 2.98% (A), 08/25/2035	28,735	24,784
Fort Cre LLC Series 2016-1A, Class A1, 2.02% (A), 05/21/2036 (B) (E) (F)	2,899,586	2,899,586
GS Mortgage Securities Corp. Trust Series 2016-RENT, Class A, 3.20%, 02/10/2029 (B)	1,400,000	1,450,992
GSR Mortgage Loan Trust Series 2005-AR6, Class 2A1, 2.94% (A), 09/25/2035	45,846	47,209

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
HarborView Mortgage Loan Trust
Series 2005-14, Class 4A1A,
3.07% (A), 12/19/2035	$ 280,023	$ 218,066
Series 2006-12, Class 2A2A,
0.72% (A), 01/19/2038	611,526	525,155
Series 2006-6, Class 5A1A,
3.47% (A), 08/19/2036	138,331	124,551
Independent National Mortgage Corp. Index Mortgage Loan Trust Series 2005-AR11, Class A3, 2.95% (A), 08/25/2035	1,357,379	1,116,635
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2016-FLRR, Class AFL, 1.98% (A), 01/15/2033 (B)	1,400,000	1,399,999
JPMorgan Chase Commercial Mortgage-Backed Securities Trust Series 2010-RR1, Class JPA, 5.75% (A), 06/18/2049 (B)	1,199,942	1,201,434
LB-UBS Commercial Mortgage Trust Series 2007-C7, Class A3, 5.87% (A), 09/15/2045	1,364,160	1,405,051
Ludgate Funding PLC Series 2007-1, Class A2A, 0.54% (A), 01/01/2061 (H)	GBP 1,847,580	2,100,118
Luminent Mortgage Trust Series 2006-6, Class A1, 0.73% (A), 10/25/2046	$ 336,163	286,998
MASTR Alternative Loan Trust Series 2006-2, Class 2A1, 0.93% (A), 03/25/2036	100,719	19,569
Merrill Lynch Mortgage Investors Trust
Series 2005-2, Class 3A,
1.53% (A), 10/25/2035	14,970	14,148
Series 2005-3, Class 4A,
0.78% (A), 11/25/2035	12,932	12,097
Morgan Stanley Capital I Trust
Series 2007-HQ11, Class A4,
5.45% (A), 02/12/2044	409,969	409,502
Series 2014-CPT, Class AM,
3.40% (A), 07/13/2029 (B)	1,400,000	1,471,094
RALI Trust Series 2008-QR1, Class 1A1, 1.93% (A), 08/25/2036	921,280	759,978
RBSSP Resecuritization Trust Series 2009-6, Class 2A1, 2.86% (A), 01/26/2036 (B)	2,544,654	2,570,193
Reperforming Loan REMIC Trust
Series 2004-R1, Class 2A,
6.50%, 11/25/2034 (B)	188,151	187,930
Series 2005-R2, Class 1AF1,
0.87% (A), 06/25/2035 (B)	512,171	452,953
RFMSI Trust Series 2003-S9, Class A1, 6.50%, 03/25/2032	1,045	1,086
RMAC Securities No. 1 PLC Series 2007-NS1X, Class A2B, 1.00% (A), 06/12/2044 (H)	2,365,390	2,220,396

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Sequoia Mortgage Trust
Series 2004-11, Class A2,
1.57% (A), 12/20/2034	$ 1,221,192	$ 1,164,815
Series 2007-1, Class 1A1,
2.79% (A), 01/20/2047	324,765	261,911
Series 2010, Class 2A1,
1.29% (A), 10/20/2027	11,314	10,617
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-12, Class 3A1,
3.15% (A), 09/25/2034	367,685	365,087
Series 2004-19, Class 2A1,
1.94% (A), 01/25/2035	138,777	107,968
Structured Asset Mortgage Investments II Trust
Series 2005-AR5, Class A1,
0.78% (A), 07/19/2035	25,171	22,460
Series 2005-AR5, Class A2,
0.78% (A), 07/19/2035	23,897	23,164
Series 2005-AR5, Class A3,
0.78% (A), 07/19/2035	53,799	51,960
Series 2005-AR8, Class A1A,
0.81% (A), 02/25/2036	336,698	275,953
Series 2006-AR3, Class 12A1,
0.75% (A), 05/25/2036	412,088	317,107
Series 2006-AR6, Class 2A1,
0.72% (A), 07/25/2046	1,509,548	1,252,661
Structured Asset Mortgage Investments Trust Series 2002-AR3, Class A1, 1.19% (A), 09/19/2032	7,801	7,573
Structured Asset Securities Corp. Mortgage Pass-Through Certificates Series 2003-22A, Class 2A1, 2.82% (A), 06/25/2033	404,095	393,674
WaMu Mortgage Pass-Through Certificates Trust
Series 2002-AR9, Class 1A,
1.91% (A), 08/25/2042	5,333	5,078
Series 2003-AR9, Class 2A,
2.85% (A), 09/25/2033	447,927	438,093
Series 2006-AR19, Class 1A,
1.26% (A), 01/25/2047	613,548	478,330
Series 2006-AR19, Class 1A1A,
1.25% (A), 01/25/2047	535,489	481,623
Series 2006-AR9, Class 2A,
2.20% (A), 08/25/2046	337,294	310,166
Wells Fargo Mortgage-Backed Securities Trust
Series 2004-CC, Class A1,
2.87% (A), 01/25/2035	77,896	78,409
Series 2005-AR2, Class 1A1,
2.89% (A), 03/25/2035	1,274,614	1,273,046
Series 2006-AR4, Class 2A6,
3.20% (A), 04/25/2036	18,162	1,911
Series 2006-AR8, Class 2A4,
3.08% (A), 04/25/2036	145,677	141,365

Total Mortgage-Backed Securities (Cost $56,712,935)		56,552,029

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS - 1.5%
California - 0.3%
Bay Area Toll Authority, Revenue Bonds Series S3, 6.91%, 10/01/2050	$ 1,000,000	$ 1,526,950

Illinois - 0.5%
City of Chicago, General Obligation Unlimited Series B, 7.75%, 01/01/2042	1,000,000	1,056,720
State of Illinois, General Obligation Unlimited 6.63%, 02/01/2035	1,500,000	1,601,115

		2,657,835

New Jersey - 0.0% (I)
New Jersey Turnpike Authority, Revenue Bonds Series F, 7.41%, 01/01/2040	100,000	151,791

New York - 0.6%
New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds 4.73%, 11/01/2023	100,000	114,794
Port Authority of New York & New Jersey, Revenue Bonds 4.46%, 10/01/2062	2,850,000	3,112,941

		3,227,735

West Virginia - 0.1%
Tobacco Settlement Finance Authority, Revenue Bonds Series A, 7.47%, 06/01/2047	1,000,000	944,850

Total Municipal Government Obligations (Cost $7,811,221)		8,509,161

U.S. GOVERNMENT AGENCY OBLIGATIONS - 46.6%
Federal Home Loan Mortgage Corp.
2.59% (A), 09/01/2035	24,073	25,242
2.60% (A), 11/01/2033	48,791	52,099
2.64% (A), 01/01/2036	1,625,104	1,721,536
2.87% (A), 03/01/2034	31,358	32,868
2.93% (A), 03/01/2034	65,388	69,598
3.12% (A), 09/01/2035	259,372	278,054
3.50%, TBA (L) (M)	7,000,000	7,338,242
4.00%, TBA (L) (M)	4,000,000	4,274,297
4.50%, 08/01/2025 - 05/01/2037	46,146	50,415
4.50%, TBA (L) (M)	3,000,000	3,276,257
Federal Home Loan Mortgage Corp. REMIC
0.93% (A), 06/15/2041	1,901,420	1,899,297
6.50%, 04/15/2029	1,742	2,001
Federal Home Loan Mortgage Corp. Structured Pass-Through Securities
1.72% (A), 10/25/2044	226,122	231,059
1.92% (A), 07/25/2044	226,196	231,641
6.50%, 07/25/2043	11,428	13,500
Federal National Mortgage Association
0.88% (A), 09/25/2042	204,345	203,240

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
1.71% (A), 03/01/2044 - 10/01/2044	$ 751,432	$ 765,982
2.61% (A), 07/01/2035 - 09/01/2035	416,648	439,183
2.67% (A), 11/01/2033	67,714	71,853
2.69% (A), 01/01/2028	18,436	19,508
2.80% (A), 03/01/2034	121,272	126,677
2.81% (A), 01/01/2026	2,025	2,036
3.00%, TBA (L) (M)	51,000,000	52,342,380
3.50%, 02/01/2027	193,109	204,210
3.50%, TBA (L) (M)	62,000,000	65,074,338
4.00%, TBA (L) (M)	62,000,000	66,322,606
4.50%, 11/01/2018 - 12/01/2024	340,649	361,331
4.50%, TBA (L) (M)	19,000,000	20,751,564
5.00%, 08/01/2020 - 01/01/2030	1,134,452	1,252,239
5.00%, TBA (L) (M)	8,000,000	8,772,916
6.00%, 07/01/2035 - 06/01/2040	1,923,102	2,208,154
Federal National Mortgage Association REMIC
0.63% (A), 01/25/2021	2,550	2,549
6.30%, 10/17/2038	95,735	98,038
Federal National Mortgage Association REMIC, Interest Only STRIPS 6.57% (A), 07/25/2034	604,401	119,905
Federal National Mortgage Association REMICS 0.97% (A), 09/25/2046	1,617,945	1,615,152
Government National Mortgage Association
1.12% (A), 08/20/2065 - 09/20/2065	2,921,228	2,888,078
1.52% (A), 12/20/2065	6,069,852	6,135,773
2.13% (A), 05/20/2024	21,814	22,451
3.00%, TBA (L) (M)	1,000,000	1,040,293
3.50%, TBA (L) (M)	3,000,000	3,178,027
4.00%, TBA (L) (M)	5,000,000	5,354,882
Government National Mortgage Association, Interest Only STRIPS
6.00% (A), 10/16/2033	270,710	53,584
6.03% (A), 04/16/2033	292,232	58,086
6.07% (A), 08/16/2033 - 09/20/2034	1,498,512	331,860

Total U.S. Government Agency Obligations (Cost $258,909,519)		259,313,001

U.S. GOVERNMENT OBLIGATIONS - 42.2%
U.S. Treasury - 25.7%
U.S. Treasury Bond
2.25%, 08/15/2046 (N)	2,500,000	2,325,097
2.50%, 02/15/2045 - 02/15/2046 (N)	2,900,000	2,847,972
2.75%, 08/15/2042	5,800,000	6,026,560
2.75%, 11/15/2042 (N)	13,800,000	14,322,357
2.88%, 05/15/2043	1,900,000	2,016,820
2.88%, 08/15/2045 (N)	17,500,000	18,544,540
3.00%, 05/14/2042 (N)	5,200,000	5,660,689
3.00%, 11/15/2044 - 05/15/2045	2,300,000	2,497,156
3.13%, 02/15/2043	1,000,000	1,112,109
3.13%, 08/15/2044 (L) (N)	20,900,000	23,249,620
3.38%, 05/15/2044 (N)	10,200,000	11,871,443
3.63%, 08/15/2043	900,000	1,094,168
3.75%, 11/15/2043	900,000	1,118,602
4.25%, 05/15/2039	900,000	1,186,488

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Bond (continued)
4.38%, 11/15/2039 (N)	$ 6,500,000	$ 8,713,302
4.38%, 05/15/2040	1,400,000	1,878,680
4.63%, 02/15/2040	700,000	970,375
U.S. Treasury Note
1.75%, 09/30/2022	1,800,000	1,824,820
2.25%, 11/15/2024 (N)	25,100,000	26,096,169
2.38%, 08/15/2024 (N)	4,500,000	4,723,416
2.50%, 05/15/2024	1,900,000	2,012,516
2.75%, 02/15/2024	2,900,000	3,120,899

		143,213,798

U.S. Treasury Inflation-Protected Securities - 16.5%
U.S. Treasury Inflation-Indexed Bond
0.75%, 02/15/2042	106,588	107,253
0.75%, 02/15/2045 (N)	4,704,788	4,726,599
1.00%, 02/15/2046	1,219,764	1,314,045
1.38%, 02/15/2044	413,364	478,803
1.75%, 01/15/2028	8,852,228	10,270,213
2.00%, 01/15/2026 (N)	9,101,025	10,609,811
2.38%, 01/15/2025 - 01/15/2027 (N)	20,298,600	24,215,307
2.50%, 01/15/2029 (N)	15,480,564	19,442,675
U.S. Treasury Inflation-Indexed Note
0.13%, 04/15/2018 - 04/15/2021 (O)	6,252,790	6,354,645
0.13%, 07/15/2022	2,304,126	2,356,630
0.38%, 07/15/2023	8,900,398	9,200,520
0.38%, 07/15/2025 (N)	2,742,147	2,814,855

		91,891,356

Total U.S. Government Obligations (Cost $225,084,498)		235,105,154

COMMERCIAL PAPER - 1.7%
Electric Utilities - 0.5%
NiSource Finance Corp. 0.94% (P), 12/19/2016	3,000,000	2,996,280

Hotels, Restaurants & Leisure - 0.4%
Marriott International, Inc. 0.82% (P), 11/28/2016	2,200,000	2,198,663

Oil, Gas & Consumable Fuels - 0.6%
Energy Transfer Partners 1.78% (P), 12/16/2016	1,100,000	1,097,594
Plains All American Pipeline, LP 1.40% (P), 11/09/2016	2,100,000	2,099,356

		3,196,950

Specialty Retail - 0.2%
AutoNation, Inc. 1.12% (P), 11/21/2016 (C)	1,300,000	1,299,206

Total Commercial Paper (Cost $9,691,099)		9,691,099

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
SHORT-TERM FOREIGN GOVERNMENT OBLIGATIONS - 9.5%
Japan - 9.5%
Japan Treasury Discount Bill 0.00% (D) (P), 11/21/2016 - 01/10/2017	JPY 5,520,000,000	$ 52,643,910

Total Short-Term Foreign Government Obligations (Cost $54,393,145)		52,643,910

	Number of Contracts	Value
EXCHANGE-TRADED OPTIONS PURCHASED - 0.0% (I)
Put - 05-Year U.S. Treasury Note Futures Exercise Price $108 Expiration Date 12/23/2016	392	1,568
Put - 05-Year U.S. Treasury Note Futures Exercise Price $112 Expiration Date 12/23/2016	282	1,128
Put - 05-Year U.S. Treasury Note Futures Exercise Price $112 Expiration Date 11/25/2016	114	456
Put - 05-Year U.S. Treasury Note Futures Exercise Price $112 Expiration Date 12/23/2016	187	748
Put - 05-Year U.S. Treasury Note Futures Exercise Price $113 Expiration Date 11/25/2016	127	508
Put - 10-Year U.S. Treasury Note Futures Exercise Price $115 Expiration Date 12/23/2016	130	910

Total Exchange-Traded Options Purchased (Cost $10,546)		5,318

	Notional Amount	Value
OVER-THE-COUNTER INTEREST RATE SWAPTIONS PURCHASED - 0.0% (I) (Q) (R)
Call - Pays Floating Rate Index 3-Month USD-LIBOR (C) Exercise Rate 1.00% Expiration Date 12/13/2016, MSCS	$ 6,100,000	1,061
Call - Pays Floating Rate Index 3-Month USD-LIBOR (C) Exercise Rate 1.00% Expiration Date 12/21/2016, CITI	6,200,000	1,611
Call - Pays Floating Rate Index 3-Month USD-LIBOR (C) Exercise Rate 1.00% Expiration Date 12/21/2016, MSCS	9,100,000	2,365

	Notional Amount	Value
OVER-THE-COUNTER INTEREST RATE SWAPTIONS PURCHASED (continued)
Call - Pays Floating Rate Index 3-Month USD-LIBOR (C) Exercise Rate 2.10% Expiration Date 01/30/2018, JPM	$ 6,600,000	$ 111,732
Put - Receives Floating Rate Index 3-Month USD-LIBOR (C) Exercise Rate 2.91% Expiration Date 08/20/2018, MSCS	2,900,000	91,280
Put - Receives Floating Rate Index 3-Month USD-LIBOR (C) Exercise Rate 2.94% Expiration Date 08/20/2018, GSB	900,000	26,846

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $650,591)		234,895

	Shares	Value
SECURITIES LENDING COLLATERAL - 0.0% (I)
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.27% (P)	235,480	235,480

Total Securities Lending Collateral (Cost $235,480)		235,480

	Principal	Value
REPURCHASE AGREEMENT - 0.3%
State Street Bank & Trust Co. 0.03% (P), dated 10/31/2016, to be repurchased at $1,418,640 on 11/01/2016. Collateralized by a U.S. Government Agency Obligation, 1.00%, due 09/27/2017, and with a value of $1,447,200.	$ 1,418,638	1,418,638

Total Repurchase Agreement (Cost $1,418,638)		1,418,638

Total Investments (Cost $889,987,606) (S)		904,962,199
Net Other Assets (Liabilities) - (62.6)%		(348,336,505)

Net Assets - 100.0%		$ 556,625,694

REVERSE REPURCHASE AGREEMENTS - (22.2)%
Credit Agricole 0.58% (P), dated 10/24/2016, to be repurchased at $(16,555,392) on 11/09/2016. Collateralized by U.S. Government Obligations, 2.75% - 4.38%, due 11/15/2039 - 08/15/2045, and with a total value of $(16,664,875).	(16,551,125)	(16,551,125)
Credit Agricole 0.60% (P), dated 10/11/2016, to be repurchased at $(10,050,692) on 11/14/2016. Collateralized by U.S. Government Obligations, 2.88% - 3.13%, due 08/15/2044 - 08/15/2045, and with a total value of $(10,102,271).	(10,045,000)	(10,045,000)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

	Principal	Value
REVERSE REPURCHASE AGREEMENTS (continued)

Credit Agricole 0.64% (P), dated 10/05/2016, to be repurchased at $(6,129,392) on 11/04/2016. Collateralized by U.S. Government Obligations, 2.75% - 3.13%, due 08/15/2042 - 08/15/2045, and with a total value of $(6,051,897).

	$ (6,126,125)	$ (6,126,125)
Royal Bank of Scotland PLC 0.59% (P), dated 10/31/2016, to be repurchased at $(4,410,072) on 11/01/2016. Collateralized by a U.S. Government Obligation, 2.25%, due 11/15/2024, and with a value of $(4,411,163).	(4,410,000)	(4,410,000)
Societe Generale SA 0.42% (P), dated 10/20/2016, to be repurchased at $(2,378,513) on 11/03/2016. Collateralized by a U.S. Government Obligation, 2.25%, due 08/15/2046, and with a value of $(2,337,120).	(2,378,125)	(2,378,125)
Societe Generale SA 0.55% (P), dated 10/25/2016, to be repurchased at $(11,901,545) on 11/08/2016. Collateralized by U.S. Government Obligations, 2.75% - 3.13%, due 05/15/2042 - 08/15/2044, and with a total value of $(11,760,261).	(11,899,000)	(11,899,000)
Societe Generale SA 0.56% (P), dated 10/26/2016, to be repurchased at $(1,802,392) on 11/09/2016. Collateralized by a U.S. Government Obligation, 2.38%, due 08/15/2024, and with a value of $(1,793,226).	(1,802,000)	(1,802,000)
Standard Chartered PLC 0.78% (P), dated 10/12/2016, to be repurchased at $(11,744,933) on 02/13/2017. Collateralized by U.S. Government Obligations, 2.88% - 4.63% , due 02/15/2040 - 08/15/2045, and with a total value of $(11,611,493).	(11,713,463)	(11,713,463)
Standard Chartered PLC 0.79% (P), dated 10/18/2016, to be repurchased at $(3,396,844) on 01/18/2017. Collateralized by U.S. Government Obligations, 3.13% - 4.63%, due 02/15/2040 - 08/15/2044, and with a total value of $(3,395,359).	(3,390,000)	(3,390,000)

	Principal	Value
REVERSE REPURCHASE AGREEMENTS (continued)

Standard Chartered PLC 0.79% (P), dated 10/13/2016, to be repurchased at $(10,540,875) on 02/13/2017. Collateralized by U.S. Government Obligations, 2.25% - 4.63%, due 11/15/2024 - 02/15/2040, and with a total value of $(10,619,129).

	$ (10,512,500)	$ (10,512,500)
Standard Chartered PLC 0.80% (P), dated 10/20/2016, to be repurchased at $(569,287) on 01/20/2017. Collateralized by U.S. Government Obligations, 3.13% - 4.63%, due 02/15/2040 - 08/15/2044, and with a total value of $(565,923).	(568,125)	(568,125)
Standard Chartered PLC 0.82% (P), dated 10/21/2016 - 11/04/2016, to be repurchased at $(35,486,790) on 11/04/2016 - 01/23/2017. Collateralized by U.S. Government Obligations, 2.25% - 4.63%, due 11/15/2024 - 05/15/2044, and with a total value of $(35,436,623).	(35,433,713)	(35,433,713)
Standard Chartered PLC 0.87% (P), dated 10/27/2016, to be repurchased at $(5,401,913) on 02/23/2017. Collateralized by U.S. Government Obligations, 2.88% - 4.63%, due 02/15/2040 - 08/15/2045, and with a total value of $(5,388,538).	(5,386,423)	(5,386,423)
Standard Chartered PLC 0.89% (P), dated 11/01/2016, to be repurchased at $(3,146,390) on 02/01/2017. Collateralized by U.S. Government Obligations, 2.75% - 4.63%, due 02/15/2024 - 02/15/2040, and with a total value of $(3,156,151).	(3,139,250)	(3,139,250)

Total Reverse Repurchase Agreements (Cost $123,354,849)		(123,354,849)

EXCHANGE-TRADED OPTIONS WRITTEN:

Description	Exercise Price	Expiration Date	Number of Contracts	Premiums (Received)	Value
Put - 10-Year U.S. Treasury Note Futures	USD 128.50	11/25/2016	78	$(21,708)	$(19,500)

OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS WRITTEN: (Q) (R)

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Premiums (Received)	Value
Call - AUD vs. USD	UBS	AUD	0.78	11/28/2016	AUD	2,200,000	$(7,123)	$(4,534)
Call - AUD vs. USD	BNP	AUD	0.78	12/01/2016	AUD	2,100,000	(8,556)	(4,205)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS WRITTEN (continued): (Q) (R)

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Premiums (Received)	Value
Call - USD vs. BRL	HSBC	USD	3.38	12/14/2016	USD	2,500,000	$(24,000)	$(18,307)
Call - USD vs. BRL	GSB	USD	3.45	01/19/2017	USD	1,700,000	(21,063)	(19,786)
Call - USD vs. JPY	BOA	USD	105.25	11/03/2016	USD	4,000,000	(19,400)	(13,088)
Call - USD vs. JPY	HSBC	USD	105.75	11/03/2016	USD	900,000	(4,140)	(1,413)
Call - USD vs. JPY	CITI	USD	106.00	11/03/2016	USD	1,400,000	(5,558)	(1,446)
Call - USD vs. MXN	GSB	USD	19.20	11/22/2016	USD	4,300,000	(43,430)	(76,480)
Call - USD vs. MXN	GSB	USD	19.20	11/22/2016	USD	2,000,000	(21,800)	(35,418)
Call - USD vs. MXN	UBS	USD	19.50	11/23/2016	USD	1,900,000	(15,295)	(26,127)
Call - USD vs. RUB	HSBC	USD	87.00	12/08/2016	USD	1,400,000	(60,165)	(1)
Put - AUD vs. USD	BOA	AUD	0.74	11/01/2016	AUD	3,000,000	(6,929)	(14)
Put - GBP vs. USD	DUB	GBP	1.24	11/03/2016	GBP	900,000	(4,872)	(18,298)
Put - GBP vs. USD	SCB	GBP	1.25	11/01/2016	GBP	1,400,000	(4,877)	(34,354)
Put - GBP vs. USD	GSB	GBP	1.25	11/03/2016	GBP	1,400,000	(8,270)	(41,704)
Put - USD vs. JPY	BOA	USD	100.70	11/03/2016	USD	4,000,000	(17,240)	(4)
Put - USD vs. JPY	HSBC	USD	101.25	11/03/2016	USD	900,000	(4,230)	(3)
Put - USD vs. JPY	CITI	USD	102.00	11/03/2016	USD	1,400,000	(6,790)	(29)
Put - USD vs. JPY	BOA	USD	103.00	11/17/2016	USD	3,300,000	(13,200)	(13,454)

Total							$(296,938)	$(308,665)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS WRITTEN: (Q) (R)
Description	Counterparty	Floating Rate Index	Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Value
Call - 2-Year	JPM	3-Month USD-LIBOR	Receive	1.10%	01/30/2018	USD	6,600,000	$(34,320)	$(22,777)
Call - 2-Year	JPM	3-Month USD-LIBOR	Receive	1.60	01/30/2018	USD	6,600,000	(59,730)	(59,289)
Call - 5-Year	MSCS	3-Month USD-LIBOR	Receive	0.77	12/13/2016	USD	12,200,000	(52,003)	(134)
Call - 5-Year	CITI	3-Month USD-LIBOR	Receive	0.77	12/21/2016	USD	12,400,000	(51,515)	(303)
Call - 5-Year	MSCS	3-Month USD-LIBOR	Receive	0.77	12/21/2016	USD	18,200,000	(80,243)	(444)
Put - 5-Year	MSCS	3-Month USD-LIBOR	Pay	2.80	08/20/2018	USD	13,000,000	(290,080)	(47,390)
Put - 5-Year	GSB	3-Month USD-LIBOR	Pay	2.80	08/20/2018	USD	4,100,000	(91,318)	(14,946)

Total								$(659,209)	$(145,283)

CENTRALLY CLEARED SWAP AGREEMENTS: (T) (U)

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (V)
Reference Obligation	Fixed Deal Receive Rate	Expiration Date	Implied Credit Spread at October 31, 2016 (W)	Notional Amount (X)	Fair Value (Y)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
MetLife, Inc., 4.75%, 02/08/2021	1.00%	12/20/2020	0.78%	USD 500,000	$5,031	$4,786	$245
MetLife, Inc., 4.75%, 02/08/2021	1.00	12/20/2021	1.04	USD 1,000,000	(1,468)	(13,505)	12,037

Total					$3,563	$(8,719)	$12,282

Interest Rate Swap Agreements - Fixed Rate Payable
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month CAD-CDOR	1.75%	12/16/2046	CAD	400,000	$7,009	$(5,301)	$12,310
3-Month USD-LIBOR	1.50	12/21/2021	USD	400,000	(2,716)	(2,798)	82
3-Month USD-LIBOR	1.50	12/21/2021	USD	7,100,000	(41,525)	(101,016)	59,491
3-Month USD-LIBOR	1.75	12/21/2026	USD	6,100,000	(24,178)	(146,573)	122,395

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

CENTRALLY CLEARED SWAP AGREEMENTS (continued): (T) (U)

Interest Rate Swap Agreements - Fixed Rate Payable (continued)
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	2.00%	12/16/2019	USD	9,000,000	$(283,101)	$(152,289)	$(130,812)
3-Month USD-LIBOR	2.00	12/16/2019	USD	4,400,000	(138,728)	(14,134)	(124,594)
3-Month USD-LIBOR	2.00	06/15/2021	USD	21,800,000	(830,486)	(652,731)	(177,755)
3-Month USD-LIBOR	2.00	06/15/2021	USD	1,400,000	(52,147)	(39,768)	(12,379)
3-Month USD-LIBOR	2.25	12/16/2022	USD	31,200,000	(1,745,701)	53,111	(1,798,812)
3-Month USD-LIBOR	2.25	06/15/2026	USD	11,600,000	(700,349)	5,476	(705,825)
3-Month USD-LIBOR	2.35	08/05/2025	USD	700,000	(43,637)	—	(43,637)
3-Month USD-LIBOR	2.50	12/16/2025	USD	6,300,000	(521,246)	4,230	(525,476)
3-Month USD-LIBOR	2.50	06/15/2046	USD	800,000	(92,715)	(2,914)	(89,801)
3-Month USD-LIBOR	2.50	06/15/2046	USD	2,600,000	(276,798)	(109,244)	(167,554)
3-Month USD-LIBOR	2.75	12/16/2045	USD	53,100,000	(8,742,966)	2,557,062	(11,300,028)
6-Month GBP-LIBOR	0.50	03/15/2022	GBP	8,500,000	193,898	167,404	26,494
6-Month GBP-LIBOR	0.75	03/15/2027	GBP	3,500,000	194,063	119,877	74,186

Total					$(13,101,323)	$1,680,392	$(14,781,715)

OVER-THE-COUNTER SWAP AGREEMENTS: (Q) (R)

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (V)
Reference Obligation	Counterparty	Fixed Deal Receive Rate	Expiration Date	Implied Credit Spread at October 31, 2016 (W)	Notional Amount (X)		Fair Value (Y)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Goldman Sachs Group, Inc., 5.95%, 01/18/2018	BCLY	1.00%	06/20/2021	0.79%	USD	1,000,000	$9,029	$(8,719)	$17,748
Goldman Sachs Group, Inc., 5.95%, 01/18/2018	BOA	1.00	12/20/2021	0.86	USD	1,400,000	7,383	(678)	8,061
Mexico Government International Bond, 5.95%, 03/19/2019	CITI	1.00	12/20/2019	0.90	USD	2,100,000	4,449	7,476	(3,027)
Mexico Government International Bond, 5.95%, 03/19/2019	CITI	1.00	12/20/2020	1.17	USD	1,400,000	(12,635)	(47,212)	34,577
Petrobras International Finance Co. SA, 8.38%, 12/10/2018	GSI	1.00	12/20/2019	3.20	USD	400,000	(23,203)	(26,074)	2,871
Royal Bank of Scotland Group PLC, 4.25%, 05/11/2016 (C)	BNP	1.00	12/20/2017	1.52	EUR	1,000,000	(5,933)	2,529	(8,462)
Tesco PLC, 6.00%, 12/14/2029	CITI	1.00	12/20/2020	1.59	EUR	1,200,000	(31,375)	(91,431)	60,056
Volkswagen International Finance NV, 5.38%, 05/22/2018	CITI	1.00	03/20/2017	0.30	EUR	800,000	3,413	1,978	1,435
Volkswagen International Finance NV, 5.38%, 05/22/2018	BNP	1.00	12/20/2017	0.30	EUR	1,500,000	15,267	(14,862)	30,129

Total							$(33,605)	$(176,993)	$143,388

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

OVER-THE-COUNTER SWAP AGREEMENTS (continued): (Q) (R)

Credit Default Swap Agreements on Credit Indices - Sell Protection (V)
Reference Obligation	Counterparty	Fixed Deal Receive Rate	Expiration Date	Notional Amount (X)		Fair Value (Y)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America CMBS Basket Index - Series AAA8	DUB	0.50%	10/17/2057	USD	3,000,000	$(59,964)	$(202,565)	$142,601
North America CMBS Basket Index - Series AAA8	GSI	0.50	10/17/2057	USD	2,900,000	(57,959)	(148,890)	90,931
North America CMBS Basket Index - Series AAA9	GSI	0.50	09/17/2058	USD	1,400,000	(42,232)	(52,094)	9,862
North America CMBS Basket Index - Series AAA9	MLI	0.50	09/17/2058	USD	3,600,000	(108,596)	(145,070)	36,474

Total						$(268,751)	$(548,619)	$279,868

FUTURES CONTRACTS: (Z)
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
90-Day Eurodollar	Short	(401)	03/13/2017	$—	$(715,811)
90-Day Eurodollar	Short	(111)	09/18/2017	54,634	—
90-Day Eurodollar	Short	(149)	12/18/2017	—	(49,167)
90-Day Eurodollar	Short	(499)	03/19/2018	—	(391,118)
90-Day Eurodollar	Short	(383)	06/18/2018	—	(79,683)
90-Day Eurodollar	Short	(103)	09/17/2018	51,490	—
90-Day Eurodollar	Short	(269)	12/17/2018	137,836	—
5-Year U.S. Treasury Note	Long	1,555	12/30/2016	—	(1,074,160)
10-Year Canada Government Bond	Short	(56)	12/19/2016	83,129	—
10-Year U.S. Treasury Note	Long	218	12/20/2016	—	(221,204)
U.K. Gilt	Short	(25)	12/28/2016	47,529	—
U.S. Treasury Bond	Long	67	12/20/2016	—	(442,827)

Total				$374,618	$(2,973,970)

FORWARD FOREIGN CURRENCY CONTRACTS: (Q) (R)
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BCLY	11/10/2016	USD	777,514	SGD	1,054,000	$19,870	$—
BNP	11/02/2016	EUR	14,576,000	USD	15,924,280	77,777	—
BNP	11/02/2016	USD	1,061,469	AUD	1,391,000	3,396	—
BNP	11/03/2016	BRL	11,851,531	USD	3,723,788	—	(14,489)
BNP	11/03/2016	USD	3,798,568	BRL	11,851,531	89,268	—
BNP	11/14/2016	JPY	266,000,000	USD	2,647,021	—	(109,392)
BNP	12/02/2016	BRL	11,851,531	USD	3,765,140	—	(89,084)
BNP	12/02/2016	USD	15,943,520	EUR	14,576,000	—	(78,381)
BNP	12/05/2016	USD	6,415,553	JPY	660,000,000	114,028	—
BNP	12/07/2016	CNH	695,083	USD	101,709	528	—
BNP	02/13/2017	MXN	2,145,000	USD	113,412	—	(1,229)
BNP	07/05/2017	USD	3,261,243	BRL	9,500,000	483,979	—
BOA	11/10/2016	USD	793,000	KRW	893,552,900	12,112	—
BOA	11/10/2016	USD	374,000	TWD	11,867,020	—	(2,110)
BOA	12/19/2016	USD	492,470	JPY	50,000,000	14,687	—
BOA	01/10/2017	USD	495,624	JPY	50,000,000	17,350	—
BOA	02/13/2017	MXN	17,807,000	USD	926,555	4,742	—
BOA	04/03/2017	USD	9,017,260	DKK	59,825,011	121,933	—
CITI	11/10/2016	KRW	1,570,051,600	USD	1,391,614	—	(19,526)
CITI	11/10/2016	SGD	1,016,000	USD	735,342	—	(5,013)
CITI	11/10/2016	USD	1,253,000	KRW	1,391,547,000	36,909	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

FORWARD FOREIGN CURRENCY CONTRACTS (continued): (Q) (R)
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
CITI	11/14/2016	GBP	1,331,000	USD	1,741,050	$—	$(111,470)
CITI	11/28/2016	USD	8,402,051	JPY	850,000,000	289,378	—
CITI	12/12/2016	USD	9,424,238	JPY	960,000,000	254,590	—
CITI	01/03/2017	USD	1,169,359	DKK	7,735,000	24,220	—
CITI	01/10/2017	USD	297,339	JPY	30,000,000	10,375	—
CITI	01/17/2017	USD	908,213	KRW	1,027,642,600	10,338	—
CITI	03/21/2017	USD	1,247,000	TWD	39,392,730	—	(5,977)
DUB	11/10/2016	USD	391,000	KRW	428,536,000	16,497	—
DUB	11/10/2016	USD	362,000	SGD	495,430	5,872	—
DUB	11/15/2016	USD	461,000	MYR	1,865,667	16,661	—
DUB	11/25/2016	USD	366,000	KRW	413,814,240	4,391	—
DUB	12/05/2016	CNH	2,217,857	USD	325,710	561	—
DUB	01/04/2017	BRL	34,200,000	USD	7,854,846	2,648,925	—
DUB	01/04/2017	USD	7,857,930	BRL	34,200,000	—	(2,645,841)
GSB	11/02/2016	EUR	894,000	USD	996,832	—	(15,366)
GSB	11/02/2016	USD	17,820,951	EUR	15,878,000	389,512	—
GSB	11/03/2016	BRL	1,135,260	USD	356,877	—	(1,562)
GSB	11/03/2016	USD	357,000	BRL	1,135,260	1,686	—
GSB	11/10/2016	SGD	4,893,588	USD	3,575,491	—	(57,847)
GSB	11/10/2016	USD	200,332	INR	13,418,255	—	(267)
GSB	11/10/2016	USD	322,000	KRW	359,641,800	7,704	—
GSB	11/14/2016	GBP	1,739,000	USD	2,255,465	—	(126,359)
GSB	12/07/2016	CNH	10,328,143	USD	1,519,962	—	(825)
GSB	01/17/2017	INR	13,418,255	USD	198,392	226	—
GSB	02/13/2017	MXN	8,826,000	USD	459,078	2,518	—
HSBC	11/03/2016	BRL	1,690,170	USD	531,316	—	(2,326)
HSBC	11/03/2016	USD	530,000	BRL	1,690,170	1,010	—
HSBC	11/10/2016	SGD	447,349	USD	320,726	840	—
HSBC	11/10/2016	USD	86,000	KRW	94,359,200	3,538	—
HSBC	11/10/2016	USD	7,161,276	SGD	9,604,918	256,999	—
HSBC	11/10/2016	USD	366,000	TWD	11,627,820	—	(2,529)
HSBC	11/15/2016	MYR	1,731,709	USD	413,000	—	(565)
HSBC	12/07/2016	USD	1,659,000	CNH	11,023,226	37,625	—
HSBC	01/03/2017	DKK	5,905,000	USD	888,070	—	(13,856)
HSBC	01/17/2017	USD	320,801	SGD	447,349	—	(870)
HSBC	02/13/2017	USD	5,923,105	MXN	113,477,816	—	(11,729)
HSBC	04/03/2017	DKK	1,175,011	USD	178,423	—	(3,712)
HSBC	10/02/2017	USD	3,599,081	DKK	23,502,000	72,426	—
JPM	11/02/2016	USD	3,726,360	AUD	4,863,000	27,285	—
JPM	11/03/2016	BRL	1,134,546	USD	357,000	—	(1,909)
JPM	11/03/2016	USD	356,652	BRL	1,134,546	1,561	—
JPM	11/10/2016	SGD	5,759,120	USD	4,189,978	—	(50,165)
JPM	11/10/2016	USD	2,695,754	KRW	2,997,085,056	76,562	—
JPM	11/10/2016	USD	1,498,000	SGD	2,027,183	40,805	—
JPM	11/10/2016	USD	1,617,000	TWD	51,212,445	—	(6,114)
JPM	11/14/2016	JPY	273,600,000	USD	2,673,268	—	(63,135)
JPM	11/14/2016	USD	7,199,352	GBP	5,546,000	409,229	—
JPM	11/14/2016	USD	308,106	JPY	31,370,126	8,836	—
JPM	11/14/2016	USD	1,132,140	NZD	1,581,000	2,221	—
JPM	11/21/2016	USD	1,402,244	JPY	140,000,000	66,344	—
JPM	11/28/2016	USD	2,198,022	JPY	220,000,000	98,271	—
JPM	12/05/2016	CNH	11,028,266	USD	1,604,695	17,683	—
JPM	12/12/2016	USD	2,370,136	JPY	240,000,000	77,724	—
JPM	01/10/2017	USD	396,314	JPY	40,000,000	13,696	—
JPM	02/13/2017	MXN	85,655,000	USD	4,564,202	—	(84,487)
JPM	04/04/2017	USD	1,673,517	BRL	5,700,000	—	(34,164)
JPM	10/02/2017	USD	1,119,609	DKK	7,305,000	23,438	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

FORWARD FOREIGN CURRENCY CONTRACTS (continued): (Q) (R)
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
MSCS	11/03/2016	BRL	11,850,644	USD	3,630,100	$78,922	$—
MSCS	11/03/2016	USD	3,725,329	BRL	11,850,644	16,307	—
MSCS	12/05/2016	USD	1,991,000	CNH	13,246,123	42,351	—
MSCS	12/15/2016	USD	406,094	RUB	26,458,836	—	(6,134)
MSCS	01/04/2017	USD	503,242	BRL	1,672,727	—	(10,499)
NGFP	11/25/2016	USD	956,000	TWD	30,209,600	—	(1,762)
NGFP	04/04/2017	USD	175,535	BRL	600,000	—	(4,221)
SCB	11/10/2016	KRW	703,248,400	USD	626,000	—	(11,422)
SCB	11/10/2016	SGD	1,065,476	USD	784,000	—	(18,107)
SCB	11/10/2016	USD	377,000	KRW	425,557,600	5,100	—
SCB	11/10/2016	USD	401,000	TWD	12,735,760	—	(2,644)
SCB	11/15/2016	MYR	4,597,952	USD	1,097,625	—	(2,548)
SCB	11/15/2016	USD	1,096,077	MYR	4,463,994	32,904	—
SCB	11/21/2016	USD	671,000	KRW	752,023,500	13,836	—
SCB	11/25/2016	USD	429,000	KRW	488,334,990	2,272	—
SCB	01/17/2017	USD	337,000	KRW	383,775,600	1,687	—
SCB	01/17/2017	USD	1,095,742	MYR	4,597,952	3,749	—
SCB	10/03/2017	USD	2,581,662	BRL	9,500,000	—	(137,065)
UBS	11/02/2016	AUD	6,254,000	USD	4,743,659	13,490	—
UBS	11/02/2016	EUR	408,000	USD	459,021	—	(11,104)
UBS	11/10/2016	INR	13,418,255	USD	198,194	2,405	—
UBS	11/10/2016	KRW	15,423,627,206	USD	13,611,885	—	(132,972)
UBS	11/10/2016	TWD	173,885,614	USD	5,490,605	20,479	—
UBS	11/10/2016	USD	9,989,854	KRW	11,106,647,650	283,606	—
UBS	11/10/2016	USD	2,714,965	TWD	86,442,569	—	(24,723)
UBS	11/14/2016	JPY	1,360,400,000	USD	13,537,237	—	(559,076)
UBS	11/21/2016	USD	10,216,234	JPY	1,020,000,000	483,251	—
UBS	11/28/2016	USD	6,494,609	JPY	650,000,000	290,801	—
UBS	12/02/2016	USD	4,739,969	AUD	6,254,000	—	(13,453)
UBS	12/12/2016	USD	2,270,080	JPY	230,000,000	73,185	—
UBS	12/19/2016	USD	3,731,838	JPY	380,000,000	100,683	—
UBS	01/17/2017	USD	13,606,482	KRW	15,423,627,206	130,514	—
UBS	03/21/2017	USD	5,508,928	TWD	173,885,614	—	(21,907)

Total						$7,511,668	$(4,517,936)

SECURITY VALUATION:

Valuation Inputs (AA)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (AB)	Value
ASSETS
Investments
Asset-Backed Securities	$—	$61,595,438	$481,431	$62,076,869
Corporate Debt Securities	—	211,492,475	—	211,492,475
Foreign Government Obligations	—	5,498,173	—	5,498,173
Loan Assignments	—	2,185,997	—	2,185,997
Mortgage-Backed Securities	—	53,652,443	2,899,586	56,552,029
Municipal Government Obligations	—	8,509,161	—	8,509,161
U.S. Government Agency Obligations	—	259,313,001	—	259,313,001
U.S. Government Obligations	—	235,105,154	—	235,105,154
Commercial Paper	—	9,691,099	—	9,691,099
Short-Term Foreign Government Obligations	—	52,643,910	—	52,643,910
Exchange-Traded Options Purchased	5,318	—	—	5,318
Over-the-Counter Interest Rate Swaptions Purchased	—	234,895	—	234,895
Securities Lending Collateral	235,480	—	—	235,480
Repurchase Agreement	—	1,418,638	—	1,418,638

Total Investments	$240,798	$901,340,384	$3,381,017	$904,962,199

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

SECURITY VALUATION (continued):

Valuation Inputs (continued) (AA)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (AB)	Value
ASSETS (continued)
Other Financial Instruments
Centrally Cleared Credit Default Swap Agreements	$—	$5,031	$—	$5,031
Centrally Cleared Interest Rate Swap Agreements	—	394,970	—	394,970
Over-the-Counter Credit Default Swap Agreements	—	39,541	—	39,541
Futures Contracts (AC)	374,618	—	—	374,618
Forward Foreign Currency Contracts (AC)	—	7,511,668	—	7,511,668

Total Other Financial Instruments	$374,618	$7,951,210	$—	$8,325,828

LIABILITIES
Other Financial Instruments
Reverse Repurchase Agreements	$—	$(123,354,849)	$—	$(123,354,849)
Exchange-Traded Options Written	(19,500)	—	—	(19,500)
Over-the-Counter Foreign Exchange Options Written	—	(308,665)	—	(308,665)
Over-the-Counter Interest Rate Swaptions Written	—	(145,283)	—	(145,283)
Centrally Cleared Credit Default Swap Agreements	—	(1,468)	—	(1,468)
Centrally Cleared Interest Rate Swap Agreements	—	(13,496,293)	—	(13,496,293)
Over-the-Counter Credit Default Swap Agreements	—	(341,897)	—	(341,897)
Futures Contracts (AC)	(2,973,970)	—	—	(2,973,970)
Forward Foreign Currency Contracts (AC)	—	(4,517,936)	—	(4,517,936)

Total Other Financial Instruments	$(2,993,470)	$(142,166,391)	$—	$(145,159,861)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of October 31, 2016.
(B)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, the total value of 144A securities is $100,540,111, representing 18.1% of the Fund’s net assets.
(C)	Illiquid securities and derivatives. At October 31, 2016, total value of illiquid securities is $13,913,966, representing 2.5% of the Fund’s net assets, and total value of illiquid derivatives is $228,962, representing less than 0.1% of the Fund’s net assets.
(D)	Percentage rounds to less than 0.01% or (0.01)%.
(E)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2016, total value of securities is $3,381,017, representing 0.6% of the Fund’s net assets.
(F)	Securities are Level 3 of the fair value hierarchy.
(G)	Perpetual maturity. The date displayed is the next call date.
(H)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2016, the total value of Regulation S securities is $18,475,061, representing 3.3% of the Fund’s net assets.
(I)	Percentage rounds to less than 0.1% or (0.1)%.
(J)	Security in default.
(K)	All or a portion of the security is on loan. The value of the security on loan is $230,936. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(L)	Securities on a when-issued, delayed-delivery, or forward commitment basis. Securities to be settled and delivered after October 31, 2016.
(M)	Securities with a total value of $168,122 have been segregated by the broker as collateral for open TBA commitment transactions.
(N)	Securities are subject to sale-buyback transactions.
(O)	Securities with a total value of $173,363 have been segregated by the broker as collateral to cover margin requirements for open futures contracts.
(P)	Rates disclosed reflect the yields at October 31, 2016.
(Q)	Cash in the amount of $2,412,000 has been segregated by the broker as collateral for open options, over-the-counter swap agreements, swaptions and/or forward foreign currency contracts.
(R)	Securities with a total value of $259,539 have been segregated by the broker as collateral for open options, over-the-counter swap agreements, swaptions and/or forward foreign currency contracts.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(S)	Aggregate cost for federal income tax purposes is $898,034,183. Aggregate gross unrealized appreciation and depreciation for all securities is $15,400,753 and $8,472,737, respectively. Net unrealized appreciation for tax purposes is $6,928,016.
(T)	Securities with a total value of $5,870,288 have been segregated by the broker as collateral for centrally cleared swap agreements.
(U)	Cash in the amount of $3,002,000 has been segregated by the custodian as collateral for centrally cleared swap agreements.
(V)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(W)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(X)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(Y)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(Z)	Cash in the amount of $90,000 has been segregated by the custodian as collateral to cover margin requirements for open futures contracts.
(AA)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(AB)	Level 3 securities were not considered significant to the Fund.
(AC)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNH	Chinese Yuan Renminbi
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
RUB	Russian Ruble
SGD	Singapore Dollar
TWD	Taiwan New Dollar
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

BCLY	Barclays Bank PLC
BNP	BNP Paribas
BOA	Bank of America, N.A.
CITI	Citibank N.A.
DUB	Deutsche Bank AG
GSB	Goldman Sachs Bank
GSI	Goldman Sachs International

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Total Return

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

COUNTERPARTY ABBREVIATIONS (continued):

HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.
MLI	Merrill Lynch International
MSCS	Morgan Stanley Capital Services Inc.
NGFP	Nomura Global Financial Products, Inc.
SCB	Standard Chartered Bank
UBS	UBS AG

PORTFOLIO ABBREVIATIONS:

CDOR	Canadian Dollar Offered Rate
CMBS	Commercial Mortgage-Backed Securities
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF ASSETS AND LIABILITIES

At October 31, 2016

	Transamerica Core Bond	Transamerica Developing Markets Equity		Transamerica Event Driven	Transamerica Global Real Estate Securities	Transamerica Intermediate Bond
Assets:
Investments, at value (A) (B)	$1,274,153,362	$1,008,246,378		$107,182,166	$38,042,985	$2,158,063,151
Repurchase agreements, at value (C)	6,138,824	43,699,231		4,281,683	102,242	9,649,712
Cash	10,793	—		54	—	4,068,269
Cash on deposit with broker	—	—		321,503	—	—
Cash on deposit with custodian	—	—		16,193,586	—	799,000
Foreign currency, at value (D)	—	480,365		—	857	—
Receivables:
Shares of beneficial interest sold	62,730	7,703		4,698	521	2,938
Investments sold	348,957	3,429,352		9,258,914	1,073,526	—
When-issued, delayed-delivery, and forward commitment securities sold	—	—		565,044	—	6,891,953
Interest	5,393,047	36		976,412	—	11,795,885
Dividends	—	747,695		—	56,812	—
Tax reclaims	228	31,734		170	15,837	—
Net income from securities lending	2,407	39,620		1,735	91	6,428
OTC swap agreements, at value	—	—		143,518	—	—
Unrealized appreciation on forward foreign currency contracts	—	—		190	—	—
Total assets	1,286,110,348	1,056,682,114		138,929,673	39,292,871	2,191,277,336

Liabilities:
Cash deposit due to broker	—	—		10,291	—	—
Payables and other liabilities:
Shares of beneficial interest redeemed	1,135,375	84,403		31,263	33,957	991,744
Investments purchased	258,069	2,558,239		4,344,399	298,021	7,640,073
When-issued, delayed-delivery, and forward commitment securities purchased	2,314,787	1,020,526		562,000	—	282,954,871
Investment management fees	493,238	961,426		94,970	27,572	609,172
Transfer agent fees	8,154	6,456		627	249	12,023
Trustees, CCO and deferred compensation fees	612	449		34	30	608
Audit and tax fees	37,178	28,846		22,670	37,756	29,311
Custody fees	27,944	148,666		39,464	24,113	19,316
Legal fees	7,799	2,776		720	310	7,170
Printing and shareholder reports fees	16,733	8,128		1,252	1,269	9,210
Registration fees	4,844	3,017		513	455	6,188
Dividends, interest and fees for borrowings from securities sold short	—	—		25,863	—	—
Other	2,693	1,175		203	92	5,361
Unutilized loan commitment fees	—	—		5,813	—	—
Interest fees on utilized loan commitments	—	—		22,266	—	—
Foreign capital gains tax	—	305,797		—	—	—
Open line of credit	—	—		15,000,000	—	—
Collateral for securities on loan	14,525,154	42,152,751		5,408,908	437,413	12,755,280
Securities sold short, at value (E)	—	—		15,911,471	—	—
Unrealized depreciation on forward foreign currency contracts	—	—		47,758	—	—
Total liabilities	18,832,580	47,282,655		41,530,485	861,237	305,040,327
Net assets	$1,267,277,768	$1,009,399,459		$97,399,188	$38,431,634	$1,886,237,009

Net assets consist of:
Paid-in capital	$1,224,242,681	$1,065,568,627		$101,150,587	$73,248,565	$1,870,472,873
Undistributed (distributions in excess of) net investment income (loss)	180,118	935,185		963,603	(547,734)	(5,596)
Accumulated net realized gain (loss)	(1,368,900)	(105,495,492)		(6,352,290)	(41,842,643)	5,380,251
Net unrealized appreciation (depreciation) on:
Investments	44,223,869	48,462,815	(F)	740,059	7,575,764	10,389,481
Securities sold short	—	—		1,017,607	—	—
Swap agreements	—	—		(19,202)	—	—
Translation of assets and liabilities denominated in foreign currencies	—	(71,676)		(101,176)	(2,318)	—
Net assets	$1,267,277,768	$1,009,399,459		$97,399,188	$38,431,634	$1,886,237,009
Shares outstanding (unlimited shares, no par value)	124,822,634	101,888,767		9,911,459	2,776,916	183,071,997
Net asset value and offering price per share	$10.15	$9.91		$9.83	$13.84	$10.30

(A) Investments, at cost	$1,229,929,493	$959,477,766		$106,442,107	$30,467,221	$2,147,673,670
(B) Securities on loan, at value	$14,225,960	$40,110,650		$5,296,281	$416,817	$12,495,395
(C) Repurchase agreements, at cost	$6,138,824	$43,699,231		$4,281,683	$102,242	$9,649,712
(D) Foreign currency, at cost	$—	$554,276		$—	$867	$—
(E) Proceeds received from securities sold short	$—	$—		$16,929,078	$—	$—

(F)	Net of foreign capital gains tax of $305,797.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2016

	Transamerica International Equity Opportunities	Transamerica International Small Cap	Transamerica Long/Short Strategy	Transamerica Mid Cap Value	Transamerica Total Return
Assets:
Investments, at value (A) (B)	$1,172,714,460	$123,405,391	$14,975,587	$258,881,328	$903,543,561
Repurchase agreements, at value (C)	10,478,647	1,042,030	187,184	5,191,257	1,418,638
Cash on deposit with broker	—	—	—	—	3,092,000
Cash on deposit with custodian	—	—	9,980,881	—	—
Foreign currency, at value (D)	268,318	33,105	—	—	732,871
Receivables:
Shares of beneficial interest sold	6,384	4,534	—	4,159	63,616
Investments sold	1,629,413	172,136	672,576	173,878	12,668,673
When-issued, delayed-delivery, and forward commitment securities sold	—	—	—	—	224,044,004
Interest	9	1	—	5	4,352,303
Dividends	1,735,096	274,502	6,311	74,053	—
Tax reclaims	1,173,442	660,142	—	—	—
Net income from securities lending	29,927	6,612	—	8,473	168
Variation margin receivable	—	—	—	—	87,130
OTC swap agreements, at value	—	—	—	—	39,541
Unrealized appreciation on forward foreign currency contracts	—	—	—	—	7,511,668
Total assets	1,188,035,696	125,598,453	25,822,539	264,333,153	1,157,554,173
Liabilities:
Due to custodian	—	—	328	—	—
Cash deposit due to broker	—	—	—	—	2,412,000
Payables and other liabilities:
Shares of beneficial interest redeemed	102,286	61,757	—	89,212	321,636
Investments purchased	1,148,534	192,091	450,240	719,938	4,522,793
When-issued, delayed-delivery, and forward commitment securities purchased	—	—	—	—	462,199,406
Investment management fees	884,166	104,300	90,172	189,918	320,001
Transfer agent fees	7,463	711	91	1,678	3,564
Trustees, CCO and deferred compensation fees	439	240	42	146	391
Audit and tax fees	25,092	34,772	15,464	15,496	28,257
Custody fees	73,259	81,774	6,488	6,054	97,016
Legal fees	4,720	4,221	173	1,719	3,840
Printing and shareholder reports fees	9,126	11,962	2,050	4,612	12,250
Registration fees	3,538	2,006	345	1,116	2,049
Dividends, interest and fees for borrowings from securities sold short	—	—	13,325	—	—
Interest	—	—	—	—	28,235
Other	1,533	1,146	1,904	548	1,175
Payable for sale-buyback financing transactions	—	—	—	—	2,052,256
Collateral for securities on loan	21,759,607	15,320,382	—	3,003,032	235,480
Securities sold short, at value (E)	—	—	10,913,876	—	—
Reverse repurchase agreements, at value (F)	—	—	—	—	123,354,849
Written options and swaptions, at value (G)	—	—	—	—	473,448
OTC swap agreements, at value	—	—	—	—	341,897
Unrealized depreciation on forward foreign currency contracts	—	—	—	—	4,517,936
Total liabilities	24,019,763	15,815,362	11,494,498	4,033,469	600,928,479
Net assets	$1,164,015,933	$109,783,091	$14,328,041	$260,299,684	$556,625,694

Net assets consist of:
Paid-in capital	$1,240,309,448	$61,739,393	$13,517,679	$176,001,507	$548,860,435
Undistributed (distributions in excess of) net investment income (loss)	12,473,601	3,931,863	(92,208)	1,624,743	3,029,371
Accumulated net realized gain (loss)	(24,957,548)	37,618,684	(772,602)	14,950,754	3,219,994
Net unrealized appreciation (depreciation) on:
Investments	(63,730,035)	6,505,257	1,990,290	67,722,680	14,974,593
Securities sold short	—	—	(315,118)	—	—
Written options and swaptions	—	—	—	—	504,407
Swap agreements	—	—	—	—	(14,346,177)
Futures contracts	—	—	—	—	(2,599,352)
Translation of assets and liabilities denominated in foreign currencies	(79,533)	(12,106)	—	—	2,982,423
Net assets	$1,164,015,933	$109,783,091	$14,328,041	$260,299,684	$556,625,694
Shares outstanding (unlimited shares, no par value)	160,031,989	11,991,009	2,381,125	16,683,015	53,359,788
Net asset value and offering price per share	$7.27	$9.16	$6.02	$15.60	$10.43

(A) Investments, at cost	$1,236,444,495	$116,900,134	$12,985,297	$191,158,648	$888,568,968
(B) Securities on loan, at value	$20,708,658	$14,547,109	$—	$2,939,483	$230,936
(C) Repurchase agreements, at cost	$10,478,647	$1,042,030	$187,184	$5,191,257	$1,418,638
(D) Foreign currency, at cost	$266,871	$33,037	$—	$—	$710,224
(E) Proceeds received from securities sold short	$—	$—	$10,598,758	$—	$—
(F) Reverse repurchase agreements, at cost	$—	$—	$—	$—	$123,354,849
(G) Premium received on written options and swaptions	$—	$—	$—	$—	$(977,855)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF OPERATIONS

For the year ended October 31, 2016

	Transamerica Core Bond	Transamerica Developing Markets Equity		Transamerica Event Driven	Transamerica Global Real Estate Securities	Transamerica Intermediate Bond
Investment Income:
Dividend income	$—	$8,616,662		$175,006	$1,527,787	$37,500
Interest income	35,503,714	12,467		4,204,172	139	30,940,195
Net income (loss) from securities lending	139,619	338,567		40,954	21,061	53,262
Withholding taxes on foreign income	(30)	(601,147)		(432)	(65,111)	—
Total investment income	35,643,303	8,366,549		4,419,700	1,483,876	31,030,957

Expenses:
Investment advisory fees	1,532,626	1,299,226		447,208	124,966	1,181,925
Investment management fees	3,992,078	4,900,854		804,521	246,304	3,662,187
Administration fees	106,358	34,306		11,656	4,686	101,308
Transfer agent fees	92,769	41,016		7,987	3,397	97,607
Trustees, CCO and deferred compensation fees	19,350	8,073		1,636	697	20,058
Audit and tax fees	67,445	52,888		31,716	61,932	46,284
Custody fees	145,356	666,464		164,719	100,150	113,409
Legal fees	39,205	12,534		2,892	1,406	38,944
Printing and shareholder reports fees	28,459	6,908		1,602	2,066	14,902
Registration fees	15,778	8,708		1,152	3,687	24,982
Interest	—	—		315,710	—	—
Dividends, interest and fees for borrowings from securities sold short	—	—		854,059	—	—
Other	22,500	10,046		96,301	1,523	23,222
Total expenses before waiver and/or reimbursement and recapture	6,061,924	7,041,023		2,741,159	550,814	5,324,828
Expense waived and/or reimbursed	—	—		(48,658)	—	—
Recapture of previously waived and/or reimbursed fees	—	—		9,814	—	—
Reimbursement of custody fees (A)	(133,275)	(73,730)		(979)	(27,381)	(10,445)
Net expenses	5,928,649	6,967,293		2,701,336	523,433	5,314,383
Net investment income (loss)	29,714,654	1,399,256		1,718,364	960,443	25,716,574

Net realized gain (loss) on:
Investments	3,318,867	(27,921,730	)(B)	(7,429,627)	3,905,758	6,793,450
Securities sold short	—	—		3,173,308	—	—
Written options and swaptions	—	—		129,095	—	—
Swap agreements	—	—		(249,139)	—	—
Futures contracts	—	—		(156,767)	—	—
Foreign currency transactions	—	(571,475)		679,399	(10,583)	—
Net realized gain (loss)	3,318,867	(28,493,205)		(3,853,731)	3,895,175	6,793,450

Net change in unrealized appreciation (depreciation) on:
Investments	19,926,863	98,946,076	(C)	2,732,563	(4,564,378)	15,972,548
Securities sold short	—	—		580,972	—	—
Swap agreements	—	—		(19,202)	—	—
Translation of assets and liabilities denominated in foreign currencies	—	5,453		(77,150)	(1,054)	—
Net change in unrealized appreciation (depreciation)	19,926,863	98,951,529		3,217,183	(4,565,432)	15,972,548
Net realized and change in unrealized gain (loss)	23,245,730	70,458,324		(636,548)	(670,257)	22,765,998
Net increase (decrease) in net assets resulting from operations	$52,960,384	$71,857,580		$1,081,816	$290,186	$48,482,572

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.
(B)	Net of realized foreign capital gains tax of $(198,165).
(C)	Net change in foreign capital gains tax of $(635,857).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2016

	Transamerica International Equity Opportunities	Transamerica International Small Cap	Transamerica Long/Short Strategy	Transamerica Mid Cap Value	Transamerica Total Return
Investment Income:
Dividend income	$21,263,506	$13,086,854	$224,109	$4,400,171	$20,625
Interest income	3,916	4,223	18,473	2,435	18,105,080
Net income (loss) from securities lending	325,070	870,832	—	120,098	18,662
Withholding taxes on foreign income	(1,900,062)	(1,140,961)	(460)	—	(515)
Total investment income	19,692,430	12,820,948	242,122	4,522,704	18,143,852

Expenses:
Investment advisory fees	2,062,346	2,337,222	101,726	689,932	1,273,922
Investment management fees	5,033,399	3,493,313	122,692	1,514,939	2,590,990
Administration fees	70,601	68,034	2,543	25,253	59,482
Transfer agent fees	59,555	41,513	1,384	19,700	43,743
Trustees, CCO and deferred compensation fees	12,217	8,807	238	4,086	8,880
Audit and tax fees	35,289	53,670	18,040	19,780	41,603
Custody fees	381,832	437,650	43,907	34,323	445,306
Legal fees	23,541	18,468	686	8,016	17,304
Printing and shareholder reports fees	12,856	14,634	1,787	6,077	14,018
Registration fees	11,320	9,571	3,148	5,728	8,637
Interest	—	—	—	—	8,374
Dividends, interest and fees for borrowings from securities sold short	—	—	380,232	—	—
Other	13,454	14,623	886	5,020	13,938
Total expenses before waiver and/or reimbursement and recapture	7,716,410	6,497,505	677,269	2,332,854	4,526,197
Expense waived and/or reimbursed	—	—	(81,731)	—	—
Recapture of previously waived and/or reimbursed fees	—	—	78,084	—	—
Reimbursement of custody fees (A)	(66,042)	(67,031)	(18,880)	(25,526)	(81,773)
Net expenses	7,650,368	6,430,474	654,742	2,307,328	4,444,424
Net investment income (loss)	12,042,062	6,390,474	(412,620)	2,215,376	13,699,428

Net realized gain (loss) on:
Investments	(23,434,393)	46,030,262	2,953,239	16,079,032	1,109,869
Securities sold short	—	—	(901,389)	—	—
Written options and swaptions	—	—	—	—	2,502,651
Swap agreements	—	—	—	—	(1,417,020)
Futures contracts	—	—	—	—	1,555,817
Foreign currency transactions	(377,687)	154,526	(10)	—	8,858,526
Net realized gain (loss)	(23,812,080)	46,184,788	2,051,840	16,079,032	12,609,843

Net change in unrealized appreciation (depreciation) on:
Investments	(21,046,899)	(41,753,123)	(2,513,787)	(5,475,294)	18,955,317
Securities sold short	—	—	345,765	—	—
Written options and swaptions	—	—	—	—	(126,194)
Swap agreements	—	—	—	—	(8,322,648)
Futures contracts	—	—	—	—	(1,514,847)
Translation of assets and liabilities denominated in foreign currencies	(34,245)	31,608	—	—	(8,590,803)
Net change in unrealized appreciation (depreciation)	(21,081,144)	(41,721,515)	(2,168,022)	(5,475,294)	400,825
Net realized and change in unrealized gain (loss)	(44,893,224)	4,463,273	(116,182)	10,603,738	13,010,668
Net increase (decrease) in net assets resulting from operations	$(32,851,162)	$10,853,747	$(528,802)	$12,819,114	$26,710,096

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

	Transamerica Core Bond		Transamerica Developing Markets Equity		Transamerica Event Driven
	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015 (A)
From operations:
Net investment income (loss)	$29,714,654	$24,178,792	$1,399,256	$2,129,366	$1,718,364	$(276,372	)(B)
Net realized gain (loss)	3,318,867	2,118,328	(28,493,205)	(68,751,854)	(3,853,731)	(2,907,246	)(B)
Net change in unrealized appreciation (depreciation)	19,926,863	(5,842,349)	98,951,529	(70,875,743)	3,217,183	(1,579,895)
Net increase (decrease) in net assets resulting from operations	52,960,384	20,454,771	71,857,580	(137,498,231)	1,081,816	(4,763,513)

Dividends and/or distributions to shareholders:
Net investment income	(33,037,574)	(27,648,036)	—	(504,329)	(254,411)	—
Net realized gains	—	(6,707,958)	—	(48,455,846)	—	—
Return of capital	—	—	—	(218,458)	—	—
Total dividends and/or distributions to shareholders	(33,037,574)	(34,355,994)	—	(49,178,633)	(254,411)	—

Capital share transactions:
Proceeds from shares sold	438,485,397	202,792,822	632,347,323	130,974,643	2,663,301	133,272,865
Dividends and/or distributions reinvested	33,034,532	34,355,994	—	49,178,633	254,411	—
Cost of shares redeemed	(154,333,308)	(117,407,068)	(65,808,241)	(585,646,838)	(31,385,314)	(3,469,967)
Net increase (decrease) in net assets resulting from capital share transactions	317,186,621	119,741,748	566,539,082	(405,493,562)	(28,467,602)	129,802,898
Net increase (decrease) in net assets	337,109,431	105,840,525	638,396,662	(592,170,426)	(27,640,197)	125,039,385

Net assets:
Beginning of year	930,168,337	824,327,812	371,002,797	963,173,223	125,039,385	—
End of year	$1,267,277,768	$930,168,337	$1,009,399,459	$371,002,797	$97,399,188	$125,039,385
Undistributed (distributions in excess of) net investment income (loss)	$180,118	$152,679	$935,185	$—	$963,603	$(45,894)

Capital share transactions - shares:
Shares issued	43,880,261	19,942,595	68,367,214	13,184,081	281,488	13,310,010
Shares reinvested	3,256,629	3,404,360	—	4,779,265	27,268	—
Shares redeemed	(15,178,892)	(11,580,306)	(6,869,810)	(56,240,816)	(3,343,576)	(363,731)
Net increase (decrease) in shares outstanding	31,957,998	11,766,649	61,497,404	(38,277,470)	(3,034,820)	12,946,279

(A)	Commenced operations on March 31, 2015.
(B)	Reclassified fees for borrowings from securities sold short from net realized gain (loss) to expenses. See Reclassification section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Global Real Estate Securities		Transamerica Intermediate Bond		Transamerica International Equity Opportunities
	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015
From operations:
Net investment income (loss)	$960,443	$821,052	$25,716,574	$10,124,817	$12,042,062	$9,087,249
Net realized gain (loss)	3,895,175	3,320,247	6,793,450	1,670,340	(23,812,080)	15,602,547
Net change in unrealized appreciation (depreciation)	(4,565,432)	(3,382,726)	15,972,548	(6,663,827)	(21,081,144)	(33,983,189)
Net increase (decrease) in net assets resulting from operations	290,186	758,573	48,482,572	5,131,330	(32,851,162)	(9,293,393)

Dividends and/or distributions to shareholders:
Net investment income	(1,113,879)	(1,210,370)	(26,913,404)	(10,606,966)	(8,057,415)	(7,992,889)
Net realized gains	—	—	(1,413,105)	(397,155)	(16,155,167)	(31,684,418)
Total dividends and/or distributions to shareholders	(1,113,879)	(1,210,370)	(28,326,509)	(11,004,121)	(24,212,582)	(39,677,307)

Capital share transactions:
Proceeds from shares sold	6,090,106	2,298,459	1,117,951,024	510,772,515	595,008,925	309,170,343
Dividends and/or distributions reinvested	1,113,879	1,210,370	28,324,489	11,004,121	24,188,209	39,677,307
Cost of shares redeemed	(19,584,119)	(7,899,336)	(90,096,109)	(10,394,477)	(73,325,010)	(188,804,367)
Net increase (decrease) in net assets resulting from capital share transactions	(12,380,134)	(4,390,507)	1,056,179,404	511,382,159	545,872,124	160,043,283
Net increase (decrease) in net assets	(13,203,827)	(4,842,304)	1,076,335,467	505,509,368	488,808,380	111,072,583

Net assets:
Beginning of year	51,635,461	56,477,765	809,901,542	304,392,174	675,207,553	564,134,970
End of year	$38,431,634	$51,635,461	$1,886,237,009	$809,901,542	$1,164,015,933	$675,207,553
Undistributed (distributions in excess of) net investment income (loss)	$(547,734)	$(1,310,198)	$(5,596)	$40,744	$12,473,601	$8,048,484

Capital share transactions - shares:
Shares issued	453,291	159,626	108,665,443	50,237,278	80,520,936	37,767,816
Shares reinvested	79,268	84,466	2,765,397	1,084,457	3,286,441	5,173,052
Shares redeemed	(1,376,313)	(541,290)	(8,720,492)	(1,033,007)	(10,305,837)	(22,710,841)
Net increase (decrease) in shares outstanding	(843,754)	(297,198)	102,710,348	50,288,728	73,501,540	20,230,027

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica International Small Cap		Transamerica Long/Short Strategy			Transamerica Mid Cap Value
	October 31, 2016	October 31, 2015	October 31, 2016	October 31, 2015		October 31, 2016	October 31, 2015
From operations:
Net investment income (loss)	$6,390,474	$9,351,598	$(412,620)	$(1,859,916	)(A)	$2,215,376	$2,837,803
Net realized gain (loss)	46,184,788	26,728,267	2,051,840	10,455,459	(A)	16,079,032	16,485,044
Net change in unrealized appreciation (depreciation)	(41,721,515)	10,128,426	(2,168,022)	(10,646,399)		(5,475,294)	(8,335,241)
Net increase (decrease) in net assets resulting from operations	10,853,747	46,208,291	(528,802)	(2,050,856)		12,819,114	10,987,606

Dividends and/or distributions to shareholders:
Net investment income	(13,903,467)	(10,046,290)	(183,135)	—		(2,176,313)	(2,610,699)
Net realized gains	(26,113,401)	(42,552,998)	(7,747,160)	(1,937,428)		(16,772,916)	(36,289,024)
Total dividends and/or distributions to shareholders	(40,016,868)	(52,599,288)	(7,930,295)	(1,937,428)		(18,949,229)	(38,899,723)

Capital share transactions:
Proceeds from shares sold	25,875,688	183,001,878	35,233	323,001		13,826,763	12,804,250
Dividends and/or distributions reinvested	39,924,858	52,599,287	7,930,295	1,937,428		18,949,229	38,899,723
Cost of shares redeemed	(806,330,610)	(211,572,372)	(20,652,087)	(123,708,475)		(37,649,279)	(24,400,837)
Net increase (decrease) in net assets resulting from capital share transactions	(740,530,064)	24,028,793	(12,686,559)	(121,448,046)		(4,873,287)	27,303,136
Net increase (decrease) in net assets	(769,693,185)	17,637,796	(21,145,656)	(125,436,330)		(11,003,402)	(608,981)

Net assets:
Beginning of year	879,476,276	861,838,480	35,473,697	160,910,027		271,303,086	271,912,067
End of year	$109,783,091	$879,476,276	$14,328,041	$35,473,697		$260,299,684	$271,303,086
Undistributed (distributions in excess of) net investment income (loss)	$3,931,863	$3,599,981	$(92,208)	$(1,576,782)		$1,624,743	$1,422,955

Capital share transactions - shares:
Shares issued	2,904,641	18,532,082	5,650	34,133		976,002	787,707
Shares reinvested	4,302,248	5,786,500	1,298,935	203,085		1,291,699	2,398,257
Shares redeemed	(84,617,068)	(21,407,647)	(2,785,804)	(13,199,167)		(2,590,272)	(1,481,279)
Net increase (decrease) in shares outstanding	(77,410,179)	2,910,935	(1,481,219)	(12,961,949)		(322,571)	1,704,685

(A)	Reclassified fees for borrowings from securities sold short from net realized gain (loss) to expenses. See Reclassification section of the Notes to Financial Statements for additional information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

	Transamerica Total Return
	October 31, 2016	October 31, 2015
From operations:
Net investment income (loss)	$13,699,428	$12,351,829
Net realized gain (loss)	12,609,843	11,241,189
Net change in unrealized appreciation (depreciation)	400,825	(6,838,879)
Net increase (decrease) in net assets resulting from operations	26,710,096	16,754,139

Dividends and/or distributions to shareholders:
Net investment income	(17,827,440)	(15,643,725)
Net realized gains	(10,942,942)	(14,571,621)
Total dividends and/or distributions to shareholders	(28,770,382)	(30,215,346)

Capital share transactions:
Proceeds from shares sold	41,292,799	58,193,401
Dividends and/or distributions reinvested	28,770,382	30,215,346
Cost of shares redeemed	(120,011,613)	(541,354,639)
Net increase (decrease) in net assets resulting from capital share transactions	(49,948,432)	(452,945,892)
Net increase (decrease) in net assets	(52,008,718)	(466,407,099)

Net assets:
Beginning of year	608,634,412	1,075,041,511
End of year	$556,625,694	$608,634,412
Undistributed (distributions in excess of) net investment income (loss)	$3,029,371	$1,561,896

Capital share transactions - shares:
Shares issued	4,042,719	5,556,651
Shares reinvested	2,896,405	2,920,599
Shares redeemed	(11,767,890)	(51,275,784)
Net increase (decrease) in shares outstanding	(4,828,766)	(42,798,534)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF CASH FLOWS

For the year ended October 31, 2016

	Transamerica Event Driven	Transamerica Long/Short Strategy
Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$1,081,816	$(528,802)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Purchases of long-term investments	(622,965,454)	(26,994,441)
Proceeds from long-term investments	638,015,082	43,682,565
Purchases to cover securities sold short	(264,918,849)	(29,479,798)
Proceeds from securities sold short	249,930,717	19,817,098
Net purchases/proceeds of short-term investments	23,745,220	4,925,737
Net change in unrealized appreciation (depreciation)	(3,217,183)	2,168,022
Net realized gain (loss)	3,853,731	(2,051,840)
Net amortization (accretion) of discount and premium	(591,086)	—
(Increase) decrease in receivables for investments sold	6,119,070	1,717,467
(Increase) decrease in receivables for interest	(187,780)	3
(Increase) decrease in receivables for dividends	50,580	26,875
(Increase) decrease in receivable for tax reclaim	(83)	—
(Increase) decrease in receivables for net income from securities lending	1,680	—
(Increase) decrease in cash on deposit with broker and custodian	19,597,682	9,883,692
(Increase) decrease in prepaid expenses	83,242	—
Increase (decrease) in cash deposit due to broker	6,481	—
Increase (decrease) in payables for investments purchased	(6,053,725)	(2,506,417)
Increase (decrease) in dividends, interest and fees for borrowings from securities sold short	(249,266)	(30,465)
Increase (decrease) in line of credit	—	—
Increase (decrease) in accrued liabilities	(84,432)	(18,458)
Increase (decrease) in collateral for securities on loan	(16,268,500)	—
Net cash provided by (used for) written options and swaptions transactions	129,095	—
Net cash provided by (used for) swap agreement transactions	(411,859)	—
Net cash provided by (used for) in futures contracts transactions	(156,767)	—
Net cash provided by (used for) foreign currency transactions	777,264	(10)
Net cash provided by (used for) operating activities	28,286,676	20,611,228

Cash flows from financing activities:
Increase (decrease) in payable to custodian for cash overdraft	—	328
Increase (decrease) in foreign cash overdraft	(388)	—
Proceeds from shares sold, net of receivable for shares sold	2,658,603	35,233
Payment of shares redeemed, net of payable for shares redeemed	(31,507,111)	(20,652,087)
Net cash provided by (used for) financing activities	(28,848,896)	(20,616,526)
Net decrease in cash and foreign currencies	(562,220)	(5,298)
Cash and foreign currencies, at beginning of year	$562,274	$5,298
Cash and foreign currencies, at end of year	$54	$—

Supplemental disclosure of cash flow information:
Dividends, interest and fees for borrowings from securities sold short paid	$1,442,849	$410,697
Non-cash financing activities included herein consist of reinvestment of distributions	$254,411	$7,930,295

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Transamerica Core Bond
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$10.02		$10.16	$10.32	$10.86	$10.60
Investment operations:
Net investment income (loss) (A)	0.24	(B)	0.27	0.30	0.32	0.33
Net realized and unrealized gain (loss)	0.16		(0.03)	0.12	(0.41)	0.31
Total investment operations	0.40		0.24	0.42	(0.09)	0.64
Dividends and/or distributions to shareholders:
Net investment income	(0.27)		(0.30)	(0.39)	(0.41)	(0.38)
Net realized gains	—		(0.08)	(0.19)	(0.04)	—
Total dividends and/or distributions to shareholders	(0.27)		(0.38)	(0.58)	(0.45)	(0.38)
Net asset value, end of year	$10.15		$10.02	$10.16	$10.32	$10.86
Total return	4.03%		2.44%	4.26%	(0.89)%	6.12%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,267,278		$930,168	$824,328	$1,133,793	$1,879,194
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.49%		0.52%	0.51%	0.50%	0.47%
Including waiver and/or reimbursement and recapture	0.48	%(B)	0.52%	0.51%	0.50%	0.47%
Net investment income (loss) to average net assets	2.40	%(B)	2.65%	2.99%	2.99%	3.09%
Portfolio turnover rate	22%		17%	14%	3%	23%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the years indicated:	Transamerica Developing Markets Equity
	October 31, 2016		October 31, 2015		October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$9.19		$12.24		$12.19	$11.99	$12.27
Investment operations:
Net investment income (loss) (A)	0.02	(B)	0.04		0.04	0.04	0.05
Net realized and unrealized gain (loss)	0.70		(2.25)		0.28	1.28	0.74
Total investment operations	0.72		(2.21)		0.32	1.32	0.79
Dividends and/or distributions to shareholders:
Net investment income	—		(0.01)		(0.02)	(0.04)	(0.07)
Net realized gains	—		(0.83)		(0.25)	(1.08)	(1.00)
Return of capital	—		(0.00	)(C)	—	—	—
Total dividends and/or distributions to shareholders	—		(0.84)		(0.27)	(1.12)	(1.07)
Net asset value, end of year	$9.91		$9.19		$12.24	$12.19	$11.99
Total return	7.83%		(18.83)%		2.79%	11.95%	8.07%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,009,399		$371,003		$963,173	$610,896	$341,362
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.29%		1.38%		1.32%	1.36%	1.33%
Including waiver and/or reimbursement and recapture	1.27	%(B)	1.38%		1.32%	1.36%	1.33%
Net investment income (loss) to average net assets	0.26	%(B)	0.42%		0.37%	0.32%	0.48%
Portfolio turnover rate	27%		52%		57%	42%	37%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Rounds to less than $0.01 or $(0.01).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Transamerica Event Driven
	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$9.66		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.15	(D)	(0.03	)(E)
Net realized and unrealized gain (loss)	0.04	(F)	(0.31	)(E)
Total investment operations	0.19		(0.34)
Dividends and/or distributions to shareholders:
Net investment income	(0.02)		—
Net asset value, end of period/year	$9.83		$9.66
Total return	1.98%		(3.30	)%(G)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$97,399		$125,039
Expenses to average net assets (H)
Excluding waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	2.57%		2.96	%(E)(I)
Including waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	2.53	%(D)	2.77	%(E)(I)
Including waiver and/or reimbursement and recapture, excluding dividends, interest and fees for borrowings from securities sold short	1.73	%(D)	1.66	%(I)
Net investment income (loss) to average net assets (C)	1.62	%(D)	(0.44	)%(E)(I)
Portfolio turnover rate (J)	579%		305	%(G)

(A)	Commenced operations on March 31, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short ratio, Expenses to average net assets including waiver and/or reimbursement and recapture, excluding dividends, interest and fees for borrowings from securities sold short ratio and Net investment income (loss) to average net assets ratio would have been 0.00% higher, 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Reclassified fees for borrowings from securities sold short from net realized gain (loss) to expenses. See Reclassification section of the Notes to Financial Statements for additional information.
(F)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the year.
(G)	Not annualized.
(H)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(I)	Annualized.
(J)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Global Real Estate Securities
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$14.26		$14.42	$13.34	$12.88	$11.64
Investment operations:
Net investment income (loss) (A)	0.30	(B)	0.22	0.24	0.24	0.29
Net realized and unrealized gain (loss)	(0.39)		(0.06)	1.15	1.21	1.36
Total investment operations	(0.09)		0.16	1.39	1.45	1.65
Dividends and/or distributions to shareholders:
Net investment income	(0.33)		(0.32)	(0.31)	(0.99)	(0.41)
Net asset value, end of year	$13.84		$14.26	$14.42	$13.34	$12.88
Total return	(0.65)%		1.13%	10.61%	11.76%	14.57%
Ratio and supplemental data:
Net assets end of year (000’s)	$38,432		$51,635	$56,478	$69,274	$160,330
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.22%		1.15%	1.11%	0.99%	0.97%
Including waiver and/or reimbursement and recapture	1.16	%(B)	1.15%	1.11%	0.99%	0.97%
Net investment income (loss) to average net assets	2.12	%(B)	1.52%	1.73%	1.82%	2.36%
Portfolio turnover rate	52%		49%	60%	50%	55%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was $0.01. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.06% higher and 0.06% lower, respectively, had the custodian not reimbursed the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Transamerica Intermediate Bond
	October 31, 2016		October 31, 2015	October 31, 2014 (A)
Net asset value, beginning of period/year	$10.08		$10.12	$10.00
Investment operations:
Net investment income (loss) (B)	0.20	(C)	0.19	0.12
Net realized and unrealized gain (loss)	0.24		(0.02)	0.13
Total investment operations	0.44		0.17	0.25
Dividends and/or distributions to shareholders:
Net investment income	(0.21)		(0.20)	(0.13)
Net realized gains	(0.01)		(0.01)	—
Total dividends and/or distributions to shareholders	(0.22)		(0.21)	(0.13)
Net asset value, end of period/year	$10.30		$10.08	$10.12
Total return	4.41%		1.67%	2.48	%(D)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,886,237		$809,902	$304,392
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.41%		0.42%	0.44	%(E)
Including waiver and/or reimbursement and recapture	0.41	%(C)	0.42%	0.44	%(E)
Net investment income (loss) to average net assets	1.98	%(C)	1.92%	1.81	%(E)
Portfolio turnover rate	66%		50%	83	%(D)

(A)	Commenced operations on March 1, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the years indicated:	Transamerica International Equity Opportunities
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$7.80		$8.51	$8.65	$7.42	$8.34
Investment operations:
Net investment income (loss) (A)	0.11	(B)	0.13	0.13	0.11	0.14
Net realized and unrealized gain (loss)	(0.40)		(0.08)	(0.13)	1.58	0.29
Total investment operations	(0.29)		0.05	—	1.69	0.43
Dividends and/or distributions to shareholders:
Net investment income	(0.08)		(0.15)	(0.06)	(0.17)	(0.20)
Net realized gains	(0.16)		(0.61)	(0.08)	(0.29)	(1.15)
Total dividends and/or distributions to shareholders	(0.24)		(0.76)	(0.14)	(0.46)	(1.35)
Net asset value, end of year	$7.27		$7.80	$8.51	$8.65	$7.42
Total return	(3.75)%		0.74%	0.05%	23.72%	8.00%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,164,016		$675,208	$564,135	$248,015	$174,899
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.97%		1.00%	1.00%	1.02%	1.04%
Including waiver and/or reimbursement and recapture	0.96	%(B)	1.00%	1.00%	1.02%	1.04%
Net investment income (loss) to average net assets	1.52	%(B)	1.58%	1.53%	1.44%	1.94%
Portfolio turnover rate	15%		39%	39%	19%	29%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica International Small Cap
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$9.84		$9.96	$10.07	$7.90	$9.00
Investment operations:
Net investment income (loss) (A)	0.11	(B)	0.11	0.13	0.13	0.11
Net realized and unrealized gain (loss)	(0.16	)(C)	0.46	(0.02)	2.21	0.11
Total investment operations	(0.05)		0.57	0.11	2.34	0.22
Dividends and/or distributions to shareholders:
Net investment income	(0.22)		(0.13)	(0.15)	(0.17)	(0.23)
Net realized gains	(0.41)		(0.56)	(0.07)	—	(1.09)
Total dividends and/or distributions to shareholders	(0.63)		(0.69)	(0.22)	(0.17)	(1.32)
Net asset value, end of year	$9.16		$9.84	$9.96	$10.07	$7.90
Total return	(0.58)%		6.35%	1.08%	30.12%	4.57%
Ratio and supplemental data:
Net assets end of year (000’s)	$109,783		$879,476	$861,838	$436,299	$241,928
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.17%		1.13%	1.15%	1.20%	1.20%
Including waiver and/or reimbursement and recapture	1.16	%(B)	1.13%	1.15%	1.20%	1.20%
Net investment income (loss) to average net assets	1.15	%(B)	1.15%	1.29%	1.52%	1.58%
Portfolio turnover rate	17%		36%	34%	34%	33%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported in the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.

For a share outstanding during the years indicated:	Transamerica Long/Short Strategy
	October 31, 2016		October 31, 2015		October 31, 2014		October 31, 2013		October 31, 2012
Net asset value, beginning of year	$9.18		$9.56		$8.80		$8.16		$7.86
Investment operations:
Net investment income (loss) (A)	(0.15	)(B)	(0.14	)(C)	(0.15	)(C)	(0.15	)(C)	(0.11	)(C)
Net realized and unrealized gain (loss)	0.09	(D)	(0.12	)(C)	0.91	(C)	0.79	(C)	0.41	(C)
Total investment operations	(0.06)		(0.26)		0.76		0.64		0.30
Dividends and/or distributions to shareholders:
Net investment income	(0.08)		—		—		—		—
Net realized gains	(3.02)		(0.12)		—		—		—
Total dividends and/or distributions to shareholders	(3.10)		(0.12)		—		—		—
Net asset value, end of year	$6.02		$9.18		$9.56		$8.80		$8.16
Total return	(0.73)%		(2.81)%		8.64%		7.84%		3.82%
Ratio and supplemental data:
Net assets end of year (000’s)	$14,328		$35,474		$160,910		$122,388		$91,190
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	3.67%		3.42	%(C)	3.46	%(C)	3.72	%(C)	3.66	%(C)
Including waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	3.55	%(B)	3.42	%(C)	3.46	%(C)	3.72	%(C)	3.66	%(C)
Including waiver and/or reimbursement and recapture, excluding dividends, interest and fees for borrowings from securities sold short	1.49	%(B)	1.42%		1.37%		1.42%		1.43%
Net investment income (loss) to average net assets	(2.24	)%(B)	(1.50	)%(C)	(1.65	)%(C)	(1.70	)%(C)	(1.41	)%(C)
Portfolio turnover rate	955%		1,158%		339%		280%		153%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was $0.01. The Expenses to average net assets including waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short ratio, Expenses to average net assets including waiver and/or reimbursement and recapture, excluding dividends, interest and fees for borrowings from securities sold short ratio and Net investment income (loss) to average net assets ratio would have been 0.10% higher, 0.10% higher and 0.10% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Reclassified fees for borrowings from securities sold short from net realized gain (loss) to expenses. Please reference the Reclassification section of the Notes to Financial Statements for additional information.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported in the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Transamerica Mid Cap Value
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$15.95		$17.77	$16.58	$13.03	$10.93
Investment operations:
Net investment income (loss) (A)	0.13	(B)	0.17	0.12	0.16	0.14
Net realized and unrealized gain (loss)	0.64		0.57	2.29	3.54	2.08
Total investment operations	0.77		0.74	2.41	3.70	2.22
Dividends and/or distributions to shareholders:
Net investment income	(0.13)		(0.17)	(0.15)	(0.15)	(0.12)
Net realized gains	(0.99)		(2.39)	(1.07)	—	—
Total dividends and/or distributions to shareholders	(1.12)		(2.56)	(1.22)	(0.15)	(0.12)
Net asset value, end of year	$15.60		$15.95	$17.77	$16.58	$13.03
Total return	5.24%		3.96%	15.36%	28.70%	20.57%
Ratio and supplemental data:
Net assets end of year (000’s)	$260,300		$271,303	$271,912	$251,409	$208,458
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.89%		0.88%	0.89%	0.89%	0.89%
Including waiver and/or reimbursement and recapture	0.88	%(B)	0.88%	0.89%	0.89%	0.89%
Net investment income (loss) to average net assets	0.84	%(B)	1.02%	0.73%	1.07%	1.16%
Portfolio turnover rate	23%		14%	44%	23%	38%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.

For a share outstanding during the years indicated:	Transamerica Total Return
	October 31, 2016		October 31, 2015		October 31, 2014		October 31, 2013	October 31, 2012
Net asset value, beginning of year	$10.46		$10.65		$10.51		$10.89	$10.42
Investment operations:
Net investment income (loss) (A)	0.24	(B)	0.19		0.14		0.16	0.23
Net realized and unrealized gain (loss)	0.23		(0.02)		0.14		(0.27)	0.62
Total investment operations	0.47		0.17		0.28		(0.11)	0.85
Dividends and/or distributions to shareholders:
Net investment income	(0.31)		(0.18)		(0.14)		(0.16)	(0.33)
Net realized gains	(0.19)		(0.18)		—		(0.10)	(0.05)
Return of capital	—		—		—		(0.01)	—
Total dividends and/or distributions to shareholders	(0.50)		(0.36)		(0.14)		(0.27)	(0.38)
Net asset value, end of year	$10.43		$10.46		$10.65		$10.51	$10.89
Total return	4.70%		1.62%		2.69%		(1.07)%	8.30%
Ratio and supplemental data:
Net assets end of year (000’s)	$556,626		$608,634		$1,075,042		$946,120	$803,780
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.78%		0.79%		0.73%		0.74%	0.74%
Including waiver and/or reimbursement and recapture	0.76	%(B)	0.79%		0.73%		0.74%	0.74%
Net investment income (loss) to average net assets	2.35	%(B)	1.78%		1.30%		1.50%	2.16%
Portfolio turnover rate	31	%(C)	62	%(C)	178	%(C)	221%	98%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(C)	Excludes sale-buyback transactions.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Global Multifactor Macro

(unaudited)

MARKET ENVIRONMENT

The fiscal year was categorized by continued divergence in monetary policy, concerns around slower global growth, a rebound in commodity prices, surprise around the result of the U.K.’s vote to leave the European Union (“Brexit”) and uncertainty around the U.S. presidential election. Developed countries’ central bank monetary policy continued to move in opposing directions, with the U.S. Federal Reserve (“Fed”) hiking its target funds rate for the first time since the global financial crisis.

After a volatile start to 2016, largely due to concerns over slowing growth in China and a further fall in oil prices, the European Central Bank and Bank of Japan (“BOJ”) acted to ease monetary policy further. After falling further at the end of 2015 and beginning of 2016, commodity prices largely rebounded over the remainder of the period, aided by increased fiscal spending, more stable growth in China and OPEC’s announcement that it had agreed to cap production. One of the more anticipated events over the period occurred in June 2016, Brexit. Despite betting markets suggesting a comfortable lead for staying in the European Union, the final tally of votes ultimately showed the Brexit supporters as the winners, setting off a period of uncertainty around what the future of the U.K. economy and policy would look like.

The U.S. economy saw growth slow over 2016, partially weighed down by weaker exports and elevated levels of inventory. Employment in the U.S. continued to improve, with the unemployment rate reaching levels consistent with Fed estimates of the natural rate of unemployment. However, growth in wages and inflation remained tepid, and uncertainty around the U.S. presidential election allowed the Fed to remain patient in moving forward with another interest rate hike.

PERFORMANCE

For the year ended October 31, 2016, Transamerica Global Multifactor Macro Class I2 returned 1.22%. By comparison, its benchmark, the BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Average Index, returned 0.61%.

STRATEGY REVIEW

The strategy gains exposure to global equity, fixed income, currency and commodity markets through the use of derivatives including futures, currency forwards and swaps. All asset classes contributed positively to performance.

Utilizing a multifactor approach, the strategy performed well over the period, boosted largely by positioning derived from macroeconomic momentum signals. Positioning based on carry and value also performed well over the period, while positioning based on price momentum detracted. Currency strategies performed well, with a long Japanese yen position contributing meaningfully. The yen performed well over the period, benefiting from concerns over slower global growth and inaction from the Bank of Japan against expectations for more aggressive easing at several meetings after it cut its deposit rate into negative territory.

The Fund held short positions in energy-related commodities, driven by downward revisions to growth forecasts in commodity consuming countries and appreciation of the U.S. dollar. Short energy positions performed well in late 2015 and into early 2016, as U.S. oil inventory data increased more than expected, Russian production rose to multidecade highs, The Organization of the Petroleum Exporting Countries continued to produce above the organization’s stated quota and concerns over slower growth in China increased.

A long position in U.K. interest rate futures also benefited performance. Uncertainty leading up to the Brexit vote and the ultimate vote led to a larger-than-expected easing package from the Bank of England. The easing package included a rate cut and a new quantitative easing program. Gains were slightly offset by a long position in Japanese government bonds, which underperformed over the second and third quarters of 2016, as the BOJ disappointed market expectations for further easing. Equities added to returns, with a long position in Brazilian equities performing well year to date. Brazilian equities gained on higher key commodity prices and the impeachment of President Dilma Rousseff. Brazilian equities reacted positively to her replacement, Michel Temer, who was viewed as more business friendly. These gains were partially offset by losses in a short Canadian equities position. Canadian equities performed well over the period, driven by higher energy prices and stronger than expected growth data.

Jordan Brooks

Michael Katz

David Kupersmith

John Liew

Co-Portfolio Managers

AQR Capital Management, LLC

Transamerica Funds	Annual Report 2016

Transamerica Global Multifactor Macro

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016
	1 Year	10 Years or Since Inception of Class	Inception Date
Class I2 (NAV)	1.22%	1.09%	03/03/2015
BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Average Index (A)	0.61%	0.48%

(A) The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Average Index represents the London interbank offered rate (“LIBOR”) with a constant 3-month average maturity.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. This Fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Annual Report 2016

Transamerica Managed Futures Strategy

(unaudited)

MARKET ENVIRONMENT

The fiscal year was categorized by continued divergence in monetary policy, concerns around slower global growth, a rebound in commodity prices, surprise around the result of the U.K.’s vote to leave the European Union (“Brexit”) and uncertainty around the U.S. presidential election. Developed countries’ central bank monetary policy continued to move in opposing directions, with the U.S. Federal Reserve (“Fed”) hiking its target funds rate for the first time since the global financial crisis.

After a volatile start to 2016, largely due to concerns over slowing growth in China and a further fall in oil prices, the European Central Bank and Bank of Japan (“BOJ”) acted to ease monetary policy further. After falling further at the end of 2015 and beginning of 2016, commodity prices largely rebounded over the remainder of the period, aided by increased fiscal spending, more stable growth in China and The Organization of the Petroleum Exporting Countries announcement that it had agreed to cap production. One of the more anticipated events over the period occurred in June 2016, Brexit. Despite betting markets suggesting a comfortable lead for staying in the European Union, the final tally of votes ultimately showed the Brexit supporters as the winners, setting off a period of uncertainty around what the future of the U.K. economy and policy would look like.

The U.S. economy saw growth slow over 2016, partially weighed down by weaker exports and elevated levels of inventory. Employment in the U.S. continued to improve, with the unemployment rate reaching levels consistent with Fed estimates of the natural rate of unemployment. However, growth in wages and inflation remained tepid, and uncertainty around the U.S. presidential election allowed the Fed to remain patient in moving forward with another interest rate hike.

PERFORMANCE

For the year ended October 31, 2016, Transamerica Managed Futures Strategy Class I2 returned (5.00)%. By comparison, its benchmark, the Citigroup 3-Month Treasury Bill Index + 7% Wrap, returned 7.47%.

STRATEGY REVIEW

Although the Fund generated a loss over the period, it remained strongly diversifying to an equity-focused portfolio and realized a negative correlation to global equities. Equities drove losses, followed by commodities. Currencies performed positively, followed by fixed income. By trend horizon, short-term signals were a drag on performance due to a number of reversals across asset classes. Long-term signals and over-extended signals contributed positively.

Short-term trends in equities detracted the most. We began the period long equities when equity markets began selling off, causing initial losses. As the selloff accelerated, positioning flipped back to net short and we were able to recoup some earlier losses in the significant equity market drawdown in early 2016. Later, markets reversed and rallied as economic fallout from the Brexit vote proved benign, but sold off towards the end of the period due to uncertainty around the U.S. presidential election. These significant reversals in sentiment and market direction caused short-term trend signals to change positioning multiple times, resulting in losses.

Trends in commodities detracted marginally. Bearish trends reversed early in 2016, and markets exhibited choppy behavior thereafter. Metals were key detractors. Gold, for example, reversed and rallied strongly in early 2016, but then reversed towards the end of the period, mostly in response to central bank policies and rhetoric. Despite reversals and rallies in energies early in 2016, over-extended signals helped manage risk in these positions, which allowed for preservation of gains from early-period bearish trends.

Trends in currencies contributed positively to performance and helped mitigate losses. Over the period, the Japanese yen sustained a strong bullish trend. Additionally, uncertainty surrounding Brexit and the Bank of England’s policies caused a sustained bearish trend in the British pound, which benefited our currency strategy. Gains in these trends were offset by a number of reversals in the U.S. dollar.

Trends in fixed income also performed well, driven by yields declining globally.

During the period, the Fund used derivatives. These positions detracted from performance.

Clifford S. Asness

Brian K. Hurst

John M. Liew

Yao Hua Ooi

Ari Levine

Co-Portfolio Managers

AQR Capital Management, LLC

Transamerica Funds	Annual Report 2016

Transamerica Managed Futures Strategy

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Class I2 (NAV)	(5.00)%	4.03%	2.43%	09/30/2010
Citigroup 3-Month Treasury Bill + 7% Wrap Index (A)	7.47%	7.31%	7.32%

(A) The Citigroup 3-Month Treasury Bill + 7% Wrap Index represents monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or expense reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Securities purchased for an arbitrage strategy are intended to take advantage of a perceived relationship between the value of two securities and may not perform as expected. This Fund is only available in Class I2 shares, which are not available for direct investment by the public.

Transamerica Funds	Annual Report 2016

Understanding Your Funds’ Expenses

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and ongoing costs, including management fees, and other fund expenses.

The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at May 1, 2016, and held for the entire period until October 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period (B)	Ending Account Value	Expenses Paid During Period (B)	Annualized Expense Ratio (C)
Transamerica Global Multifactor Macro	$1,000.00	$1,024.10	$7.68	$1,017.50	$7.66	1.51	%(D)
Transamerica Managed Futures Strategy	1,000.00	962.50	7.05	1,017.90	7.25	1.43	(D)

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Funds invest. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Funds	Annual Report 2016

Schedules of Investments Composition

At October 31, 2016

(unaudited)

Transamerica Global Multifactor Macro

Asset Allocation	Percentage of Net Assets
Short-Term Investment Companies	89.7%
Net Other Assets (Liabilities)^	10.3
Total	100.0%

Transamerica Managed Futures Strategy

Asset Allocation	Percentage of Net Assets
Short-Term U.S. Government Obligations	84.0%
Short-Term Investment Companies	6.5
Net Other Assets (Liabilities)^	9.5
Total	100.0%

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2016

Transamerica Global Multifactor Macro

CONSOLIDATED SCHEDULE OF INVESTMENTS

At October 31, 2016

	Shares	Value
SHORT-TERM INVESTMENT COMPANIES - 89.7%
Money Market Funds - 89.7%
BlackRock Liquidity Funds T-Fund Portfolio	14,845,419	$ 14,845,419
Dreyfus Treasury Cash Management	59,884,984	59,884,984
UBS Select Treasury Preferred	74,761,146	74,761,146

Total Short-Term Investment Companies (Cost $149,491,549)		149,491,549

Total Investments (Cost $149,491,549) (A)		149,491,549
Net Other Assets (Liabilities) - 10.3%		17,193,782

Net Assets - 100.0%		$ 166,685,331

CENTRALLY CLEARED SWAP AGREEMENTS: (B)

Interest Rate Swap Agreements - Fixed Rate Payable
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month AUD-BBR-BBSW	1.50%	03/07/2019	AUD	19,080,000	$80,878	$24,954	$55,924
3-Month CAD-CDOR	1.00	03/18/2019	CAD	75,140,000	(82,008)	(71,954)	(10,054)
3-Month CAD-CDOR	1.00	03/18/2019	CAD	71,170,000	(77,676)	(71,582)	(6,094)
3-Month CAD-CDOR	1.00	03/18/2019	CAD	53,140,000	(57,998)	(53,448)	(4,550)
3-Month CAD-CDOR	1.00	03/18/2019	CAD	75,140,000	(82,008)	(54,611)	(27,397)
3-Month CAD-CDOR	1.50	03/15/2027	CAD	1,810,000	2,450	(25,474)	27,924
3-Month CAD-CDOR	1.50	03/15/2027	CAD	5,570,000	7,542	(14,015)	21,557
3-Month CAD-CDOR	1.50	03/15/2027	CAD	700,000	948	(2,444)	3,392
3-Month CAD-CDOR	1.50	03/15/2027	CAD	1,120,000	1,517	(20,947)	22,464
3-Month CAD-CDOR	1.50	03/15/2027	CAD	940,000	1,273	(13,047)	14,320
3-Month CAD-CDOR	1.50	03/15/2027	CAD	570,000	772	(4,493)	5,265
3-Month CAD-CDOR	1.50	03/15/2027	CAD	2,080,000	2,816	(2,628)	5,444
3-Month CAD-CDOR	1.50	03/15/2027	CAD	2,090,000	2,830	(2,628)	5,458
3-Month CAD-CDOR	1.50	03/15/2027	CAD	580,000	785	(680)	1,465
3-Month NZD-BKBM	2.00	03/13/2019	NZD	2,840,000	7,069	(1,337)	8,406
3-Month NZD-BKBM	2.00	03/13/2019	NZD	2,860,000	7,118	851	6,267
3-Month NZD-BKBM	2.00	03/13/2019	NZD	4,090,000	10,179	1,372	8,807
3-Month NZD-BKBM	2.00	03/13/2019	NZD	3,270,000	8,138	2,974	5,164
3-Month NZD-BKBM	2.00	03/13/2019	NZD	2,880,000	7,168	(104)	7,272
3-Month NZD-BKBM	2.50	03/10/2027	NZD	4,380,000	104,545	(13,481)	118,026
3-Month NZD-BKBM	2.50	03/10/2027	NZD	4,390,000	104,784	(4,354)	109,138
3-Month NZD-BKBM	2.50	03/10/2027	NZD	2,970,000	70,890	(3,004)	73,894
3-Month NZD-BKBM	2.50	03/10/2027	NZD	3,900,000	93,089	(3,939)	97,028
3-Month NZD-BKBM	2.50	03/10/2027	NZD	2,920,000	69,697	(2,943)	72,640
3-Month NZD-BKBM	2.50	03/10/2027	NZD	860,000	20,527	11,685	8,842
3-Month NZD-BKBM	2.50	03/10/2027	NZD	920,000	21,960	16,007	5,953
3-Month SEK-STIBOR-SIDE	0.50	03/20/2019	SEK	17,350,000	3,444	5,683	(2,239)
3-Month SEK-STIBOR-SIDE	0.50	03/20/2019	SEK	353,020,000	70,081	110,125	(40,044)
3-Month SEK-STIBOR-SIDE	0.50	03/20/2019	SEK	10,470,000	2,079	4,262	(2,183)
3-Month SEK-STIBOR-SIDE	0.50	03/20/2019	SEK	17,130,000	3,400	6,279	(2,879)
3-Month SEK-STIBOR-SIDE	0.50	03/20/2019	SEK	17,460,000	3,466	5,584	(2,118)
3-Month SEK-STIBOR-SIDE	0.50	03/20/2019	SEK	17,460,000	3,466	5,584	(2,118)
3-Month SEK-STIBOR-SIDE	0.50	03/20/2019	SEK	17,940,000	3,562	4,359	(797)
3-Month SEK-STIBOR-SIDE	1.00	03/17/2027	SEK	2,270,000	(2,868)	(5,347)	2,479
3-Month SEK-STIBOR-SIDE	1.00	03/17/2027	SEK	3,390,000	(4,283)	(8,007)	3,724
3-Month USD-LIBOR	1.00	03/15/2019	USD	32,960,000	102,866	47,367	55,499
3-Month USD-LIBOR	1.00	03/15/2019	USD	12,490,000	38,980	17,949	21,031
3-Month USD-LIBOR	1.00	03/15/2019	USD	40,060,000	125,025	84,526	40,499
3-Month USD-LIBOR	1.25	03/15/2019	USD	4,530,000	(8,254)	(11,698)	3,444

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Global Multifactor Macro

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

CENTRALLY CLEARED SWAP AGREEMENTS (continued): (B)

Interest Rate Swap Agreements - Fixed Rate Payable (continued)
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	1.25%	03/15/2019	USD	2,220,000	$(4,045)	$(5,732)	$1,687
3-Month USD-LIBOR	1.25	03/15/2019	USD	7,000,000	(12,754)	(16,196)	3,442
3-Month USD-LIBOR	1.25	03/15/2019	USD	2,050,000	(3,735)	(4,744)	1,009
3-Month USD-LIBOR	1.25	03/15/2019	USD	7,350,000	(13,391)	(28,106)	14,715
3-Month USD-LIBOR	1.25	03/15/2019	USD	2,480,000	(4,518)	(9,033)	4,515
3-Month USD-LIBOR	1.25	03/15/2019	USD	3,630,000	(6,614)	(7,187)	573
3-Month USD-LIBOR	1.25	03/15/2019	USD	2,050,000	(3,735)	(6,559)	2,824
3-Month USD-LIBOR	1.25	03/15/2019	USD	2,110,000	(3,844)	(3,471)	(373)
3-Month USD-LIBOR	1.50	03/15/2021	USD	9,260,000	(67,743)	(99,828)	32,085
3-Month USD-LIBOR	1.50	03/15/2021	USD	9,260,000	(67,743)	(103,024)	35,281
3-Month USD-LIBOR	1.75	03/15/2027	USD	2,070,000	(2,275)	(17,051)	14,776
6-Month AUD-BBR-BBSW	2.00	03/11/2027	AUD	4,180,000	142,247	34,464	107,783
6-Month AUD-BBR-BBSW	2.00	03/11/2027	AUD	4,180,000	142,246	34,306	107,940
6-Month AUD-BBR-BBSW	2.00	03/11/2027	AUD	610,000	20,758	10,855	9,903
6-Month AUD-BBR-BBSW	2.00	03/11/2027	AUD	3,660,000	124,550	74,429	50,121
6-Month AUD-BBR-BBSW	2.00	03/11/2027	AUD	1,370,000	46,622	18,763	27,859
6-Month AUD-BBR-BBSW	2.00	03/11/2027	AUD	1,530,000	52,066	22,076	29,990
6-Month AUD-BBR-BBSW	2.00	03/11/2027	AUD	610,000	20,758	(634)	21,392
6-Month AUD-BBR-BBSW	2.00	03/11/2027	AUD	680,000	23,141	11,259	11,882
6-Month AUD-BBR-BBSW	2.00	03/11/2027	AUD	1,690,000	57,539	43,426	14,113
6-Month AUD-BBR-BBSW	2.00	03/11/2027	AUD	1,680,000	57,170	44,049	13,121
6-Month AUD-BBR-BBSW	2.00	03/11/2027	AUD	2,340,000	79,630	71,502	8,128
6-Month AUD-BBR-BBSW	2.00	03/11/2027	AUD	620,000	21,099	12,179	8,920
6-Month CHF-LIBOR	0.25	03/17/2027	CHF	380,000	7,682	(492)	8,174
6-Month CHF-LIBOR	0.25	03/17/2027	CHF	440,000	8,896	2,856	6,040
6-Month CHF-LIBOR	0.25	03/17/2027	CHF	390,000	7,885	5,151	2,734
6-Month CHF-LIBOR	0.25	03/17/2027	CHF	390,000	7,885	4,225	3,660
6-Month CHF-LIBOR	0.25	03/17/2027	CHF	500,000	10,109	37	10,072
6-Month CHF-LIBOR	0.25	03/17/2027	CHF	4,970,000	(100,479)	(5,414)	(95,065)
6-Month CHF-LIBOR	0.25	03/17/2027	CHF	4,490,000	(90,776)	(4,860)	(85,916)
6-Month CHF-LIBOR	0.25	03/17/2027	CHF	390,000	7,885	4,905	2,980
6-Month CHF-LIBOR	0.25	03/17/2027	CHF	400,000	8,087	5,882	2,205
6-Month CHF-LIBOR	0.75	03/20/2019	CHF	22,500,000	63,795	31,142	32,653
6-Month CHF-LIBOR	0.75	03/20/2019	CHF	19,950,000	56,566	27,612	28,954
6-Month CHF-LIBOR	0.75	03/20/2019	CHF	22,680,000	64,306	24,025	40,281
6-Month EUR-EURIBOR	0.50	03/20/2019	EUR	1,750,000	(24,678)	(27,139)	2,461
6-Month EUR-EURIBOR	0.50	03/20/2019	EUR	3,180,000	(44,843)	(49,123)	4,280
6-Month EUR-EURIBOR	0.50	03/20/2019	EUR	1,760,000	(24,818)	(30,220)	5,402
6-Month EUR-EURIBOR	0.50	03/20/2019	EUR	14,800,000	(208,702)	(237,927)	29,225
6-Month EUR-EURIBOR	0.50	03/20/2019	EUR	1,830,000	(25,805)	(27,476)	1,671
6-Month EUR-EURIBOR	0.50	03/20/2019	EUR	6,220,000	(87,711)	(82,163)	(5,548)
6-Month EUR-EURIBOR	0.50	03/20/2019	EUR	4,430,000	(62,470)	(58,518)	(3,952)
6-Month EUR-EURIBOR	0.50	03/20/2019	EUR	3,810,000	(53,727)	(63,354)	9,627
6-Month EUR-EURIBOR	0.50	03/20/2019	EUR	22,730,000	(320,527)	(366,850)	46,323
6-Month EUR-EURIBOR	0.50	03/20/2019	EUR	4,390,000	(61,905)	(67,818)	5,913
6-Month EUR-EURIBOR	0.50	03/20/2019	EUR	1,770,000	(24,960)	(27,343)	2,383
6-Month EUR-EURIBOR	0.50	03/20/2019	EUR	5,760,000	(81,225)	(86,344)	5,119
6-Month EUR-EURIBOR	0.50	03/20/2019	EUR	1,780,000	(25,101)	(26,682)	1,581
6-Month EUR-EURIBOR	0.50	03/17/2027	EUR	660,000	4,900	(7,207)	12,107
6-Month EUR-EURIBOR	0.50	03/17/2027	EUR	600,000	4,455	(6,579)	11,034
6-Month EUR-EURIBOR	0.50	03/17/2027	EUR	530,000	3,935	(5,817)	9,752
6-Month GBP-LIBOR	0.50	03/20/2019	GBP	15,360,000	56,914	(26,710)	83,624
6-Month GBP-LIBOR	0.50	03/20/2019	GBP	40,350,000	149,510	(38,022)	187,532
6-Month GBP-LIBOR	0.50	03/20/2019	GBP	1,520,000	5,632	(2,013)	7,645
6-Month GBP-LIBOR	0.50	03/20/2019	GBP	5,300,000	19,638	(10,783)	30,421

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Global Multifactor Macro

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

CENTRALLY CLEARED SWAP AGREEMENTS (continued): (B)

Interest Rate Swap Agreements - Fixed Rate Payable (continued)
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
6-Month GBP-LIBOR	0.50%	03/20/2019	GBP	1,820,000	$6,744	$(3,703)	$10,447
6-Month GBP-LIBOR	0.50	03/20/2019	GBP	4,390,000	16,267	(12,081)	28,348
6-Month GBP-LIBOR	0.50	03/20/2019	GBP	6,320,000	23,418	(18,303)	41,721
6-Month GBP-LIBOR	0.50	03/20/2019	GBP	1,530,000	5,669	(4,430)	10,099
6-Month GBP-LIBOR	0.50	03/20/2019	GBP	8,510,000	31,532	(18,113)	49,645
6-Month GBP-LIBOR	0.50	03/20/2019	GBP	1,610,000	5,965	(3,428)	9,393
6-Month GBP-LIBOR	0.50	03/20/2019	GBP	10,200,000	37,795	(14,167)	51,962
6-Month GBP-LIBOR	0.50	03/20/2019	GBP	2,670,000	9,893	5,795	4,098
6-Month GBP-LIBOR	0.50	03/20/2019	GBP	2,710,000	10,041	5,882	4,159
6-Month GBP-LIBOR	0.50	03/20/2019	GBP	2,040,000	7,559	4,428	3,131
6-Month GBP-LIBOR	0.50	03/20/2019	GBP	12,170,000	45,093	26,770	18,323
6-Month GBP-LIBOR	0.50	03/20/2019	GBP	1,770,000	6,558	3,893	2,665
6-Month GBP-LIBOR	0.50	03/20/2019	GBP	4,190,000	15,525	10,563	4,962
6-Month GBP-LIBOR	1.00	03/17/2027	GBP	320,000	8,680	(10,485)	19,165
6-Month GBP-LIBOR	1.00	03/17/2027	GBP	320,000	8,680	(2,994)	11,674
6-Month GBP-LIBOR	1.00	03/17/2027	GBP	360,000	9,766	(1,836)	11,602
6-Month GBP-LIBOR	1.00	03/17/2027	GBP	320,000	8,680	(5,167)	13,847
6-Month GBP-LIBOR	1.00	03/17/2027	GBP	750,000	20,345	(25,402)	45,747
6-Month GBP-LIBOR	1.00	03/17/2027	GBP	750,000	20,345	(24,624)	44,969
6-Month GBP-LIBOR	1.00	03/17/2027	GBP	470,000	12,750	(11,178)	23,928
6-Month GBP-LIBOR	1.00	03/17/2027	GBP	430,000	11,664	(10,212)	21,876
6-Month GBP-LIBOR	1.00	03/17/2027	GBP	380,000	10,308	(9,020)	19,328
6-Month GBP-LIBOR	1.00	03/17/2027	GBP	350,000	9,494	3,473	6,021
6-Month JPY-LIBOR	0.25	03/20/2019	JPY	246,640,000	(13,619)	(16,835)	3,216
6-Month JPY-LIBOR	0.25	03/20/2019	JPY	316,100,000	12,953	6,479	6,474
6-Month JPY-LIBOR	0.25	03/20/2019	JPY	202,820,000	8,311	5,702	2,609
6-Month JPY-LIBOR	0.25	03/20/2019	JPY	199,740,000	8,185	5,688	2,497
6-Month JPY-LIBOR	0.25	03/20/2019	JPY	199,740,000	8,185	5,688	2,497
6-Month JPY-LIBOR	0.25	03/20/2019	JPY	269,100,000	(14,860)	(20,223)	5,363
6-Month JPY-LIBOR	0.25	03/20/2019	JPY	504,210,000	20,662	13,813	6,849
6-Month JPY-LIBOR	0.25	03/20/2019	JPY	220,260,000	9,026	6,782	2,244
6-Month JPY-LIBOR	0.25	03/20/2019	JPY	207,350,000	8,497	7,312	1,185
6-Month JPY-LIBOR	0.25	03/17/2027	JPY	900,980,000	(123,371)	(142,336)	18,965
6-Month JPY-LIBOR	0.25	03/17/2027	JPY	1,655,550,000	(226,694)	(262,173)	35,479
6-Month JPY-LIBOR	0.25	03/17/2027	JPY	1,537,290,000	(210,500)	(243,365)	32,865
6-Month JPY-LIBOR	0.25	03/17/2027	JPY	1,537,300,000	(210,502)	(243,889)	33,387
6-Month NOK-NIBOR	1.00	03/20/2019	NOK	467,710,000	217,556	33,008	184,548
6-Month NOK-NIBOR	1.00	03/20/2019	NOK	422,070,000	196,327	30,340	165,987
6-Month NOK-NIBOR	1.00	03/20/2019	NOK	374,300,000	174,106	27,159	146,947
6-Month NOK-NIBOR	1.00	03/20/2019	NOK	560,460,000	260,699	90,872	169,827
6-Month NOK-NIBOR	1.00	03/20/2019	NOK	24,990,000	11,624	4,052	7,572
6-Month NOK-NIBOR	1.00	03/20/2019	NOK	24,400,000	11,349	4,374	6,975
6-Month NOK-NIBOR	1.00	03/20/2019	NOK	16,980,000	7,898	5,335	2,563
6-Month NOK-NIBOR	1.00	03/20/2019	NOK	26,210,000	12,191	11,129	1,062
6-Month NOK-NIBOR	1.00	03/20/2019	NOK	16,380,000	7,620	3,981	3,639
6-Month NOK-NIBOR	1.00	03/20/2019	NOK	16,750,000	7,791	9,030	(1,239)
6-Month NOK-NIBOR	1.00	03/20/2019	NOK	16,720,000	7,777	9,857	(2,080)
6-Month NOK-NIBOR	1.00	03/20/2019	NOK	25,840,000	12,020	10,916	1,104
6-Month NOK-NIBOR	1.50	03/17/2027	NOK	3,610,000	6,939	50	6,889
6-Month NOK-NIBOR	1.50	03/17/2027	NOK	3,620,000	6,959	2,172	4,787

Total					$1,075,931	$(1,869,301)	$2,945,232

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Global Multifactor Macro

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

CENTRALLY CLEARED SWAP AGREEMENTS (continued): (B)

Interest Rate Swap Agreements - Fixed Rate Receivable
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month AUD-BBR-BBSW	1.50%	03/07/2019	AUD	3,310,000	$(14,031)	$(3,617)	$(10,414)
3-Month AUD-BBR-BBSW	1.50	03/07/2019	AUD	9,680,000	(41,032)	(22,986)	(18,046)
3-Month AUD-BBR-BBSW	1.50	03/07/2019	AUD	2,910,000	(12,335)	(6,911)	(5,424)
3-Month AUD-BBR-BBSW	1.50	03/07/2019	AUD	20,050,000	(84,990)	(48,374)	(36,616)
3-Month AUD-BBR-BBSW	1.50	03/07/2019	AUD	15,630,000	(66,254)	(37,711)	(28,543)
3-Month AUD-BBR-BBSW	1.50	03/07/2019	AUD	5,820,000	(24,670)	(4,232)	(20,438)
3-Month AUD-BBR-BBSW	1.50	03/07/2019	AUD	2,730,000	(11,573)	(8,800)	(2,773)
3-Month AUD-BBR-BBSW	1.50	03/07/2019	AUD	8,200,000	(34,759)	(26,431)	(8,328)
3-Month AUD-BBR-BBSW	1.50	03/07/2019	AUD	2,810,000	(11,912)	(672)	(11,240)
3-Month AUD-BBR-BBSW	1.50	03/07/2019	AUD	19,020,000	(80,624)	(26,068)	(54,556)
3-Month AUD-BBR-BBSW	1.50	03/07/2019	AUD	19,010,000	(80,582)	(25,925)	(54,657)
3-Month AUD-BBR-BBSW	1.50	03/07/2019	AUD	32,000,000	(135,646)	(41,865)	(93,781)
3-Month AUD-BBR-BBSW	1.50	03/07/2019	AUD	2,730,000	(11,572)	(7,359)	(4,213)
3-Month AUD-BBR-BBSW	1.50	03/07/2019	AUD	7,030,000	(29,800)	(26,892)	(2,908)
3-Month AUD-BBR-BBSW	1.50	03/07/2019	AUD	7,040,000	(29,842)	(27,631)	(2,211)
3-Month AUD-BBR-BBSW	1.50	03/07/2019	AUD	9,500,000	(40,270)	(42,616)	2,346
3-Month AUD-BBR-BBSW	1.50	03/07/2019	AUD	3,450,000	(14,625)	(15,354)	729
3-Month CAD-CDOR	1.00	03/18/2019	CAD	2,650,000	2,892	2,024	868
3-Month CAD-CDOR	1.00	03/18/2019	CAD	9,540,000	10,412	11,625	(1,213)
3-Month CAD-CDOR	1.00	03/18/2019	CAD	69,880,000	76,268	59,191	17,077
3-Month CAD-CDOR	1.00	03/18/2019	CAD	28,220,000	30,800	23,904	6,896
3-Month CAD-CDOR	1.00	03/18/2019	CAD	17,060,000	18,619	38,300	(19,681)
3-Month CAD-CDOR	1.00	03/18/2019	CAD	2,890,000	3,155	8,020	(4,865)
3-Month CAD-CDOR	1.00	03/18/2019	CAD	4,590,000	5,010	12,737	(7,727)
3-Month CAD-CDOR	1.00	03/18/2019	CAD	3,660,000	3,995	10,156	(6,161)
3-Month CAD-CDOR	1.00	03/18/2019	CAD	10,260,000	11,198	1,455	9,743
3-Month CAD-CDOR	1.00	03/18/2019	CAD	3,340,000	3,646	3,109	537
3-Month CAD-CDOR	1.00	03/18/2019	CAD	2,680,000	2,925	2,024	901
3-Month CAD-CDOR	1.00	03/18/2019	CAD	7,680,000	8,382	7,940	442
3-Month CAD-CDOR	1.00	03/18/2019	CAD	2,990,000	3,264	3,092	172
3-Month CAD-CDOR	1.00	03/18/2019	CAD	10,250,000	11,186	1,401	9,785
3-Month CAD-CDOR	1.50	03/15/2027	CAD	15,980,000	(21,638)	191,437	(213,075)
3-Month CAD-CDOR	1.50	03/15/2027	CAD	15,970,000	(21,625)	214,479	(236,104)
3-Month NZD-BKBM	2.00	03/13/2019	NZD	19,670,000	(48,954)	12,094	(61,048)
3-Month NZD-BKBM	2.00	03/13/2019	NZD	19,680,000	(48,979)	13,069	(62,048)
3-Month NZD-BKBM	2.00	03/13/2019	NZD	13,320,000	(33,151)	8,861	(42,012)
3-Month NZD-BKBM	2.00	03/13/2019	NZD	17,490,000	(43,529)	11,619	(55,148)
3-Month NZD-BKBM	2.00	03/13/2019	NZD	13,120,000	(32,653)	8,743	(41,396)
3-Month NZD-BKBM	2.00	03/13/2019	NZD	69,690,000	(173,443)	48,166	(221,609)
3-Month NZD-BKBM	2.00	03/13/2019	NZD	6,630,000	(16,500)	4,583	(21,083)
3-Month NZD-BKBM	2.00	03/13/2019	NZD	2,970,000	(7,392)	(3,114)	(4,278)
3-Month NZD-BKBM	2.00	03/13/2019	NZD	3,780,000	(9,408)	(8,114)	(1,294)
3-Month NZD-BKBM	2.50	03/10/2027	NZD	750,000	(17,902)	(1,098)	(16,804)
3-Month NZD-BKBM	2.50	03/10/2027	NZD	700,000	(16,708)	(5,127)	(11,581)
3-Month NZD-BKBM	2.50	03/10/2027	NZD	650,000	(15,515)	(5,270)	(10,245)
3-Month NZD-BKBM	2.50	03/10/2027	NZD	830,000	(19,812)	(259)	(19,553)
3-Month NZD-BKBM	2.50	03/15/2027	NZD	650,000	(15,514)	(6,064)	(9,450)
3-Month SEK-STIBOR-SIDE	0.50	03/20/2019	SEK	17,350,000	—	(209)	209
3-Month SEK-STIBOR-SIDE	0.50	03/20/2019	SEK	11,090,000	(2,201)	(3,462)	1,261
3-Month SEK-STIBOR-SIDE	0.50	03/20/2019	SEK	16,640,000	(3,304)	(5,223)	1,919
3-Month SEK-STIBOR-SIDE	1.00	03/17/2027	SEK	2,200,000	2,780	3,483	(703)
3-Month SEK-STIBOR-SIDE	1.00	03/17/2027	SEK	3,560,000	4,498	6,403	(1,905)
3-Month SEK-STIBOR-SIDE	1.00	03/17/2027	SEK	3,500,000	4,422	10,692	(6,270)
3-Month SEK-STIBOR-SIDE	1.00	03/17/2027	SEK	3,670,000	4,636	5,912	(1,276)
3-Month SEK-STIBOR-SIDE	1.00	03/17/2027	SEK	3,690,000	4,662	7,474	(2,812)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Global Multifactor Macro

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

CENTRALLY CLEARED SWAP AGREEMENTS (continued): (B)

Interest Rate Swap Agreements - Fixed Rate Receivable (continued)
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	1.25%	03/15/2019	USD	10,170,000	$18,530	$15,552	$2,978
3-Month USD-LIBOR	1.25	03/15/2019	USD	22,270,000	40,576	70,382	(29,806)
3-Month USD-LIBOR	1.25	03/15/2019	USD	2,050,000	3,736	3,327	409
3-Month USD-LIBOR	1.50	03/15/2021	USD	18,520,000	135,486	187,639	(52,153)
3-Month USD-LIBOR	1.50	03/15/2027	USD	8,490,000	(189,959)	23,790	(213,749)
3-Month USD-LIBOR	1.75	03/15/2027	USD	590,000	649	8,262	(7,613)
3-Month USD-LIBOR	1.75	03/15/2027	USD	420,000	461	12,046	(11,585)
3-Month USD-LIBOR	1.75	03/15/2027	USD	430,000	472	10,892	(10,420)
3-Month USD-LIBOR	1.75	03/15/2027	USD	500,000	550	6,210	(5,660)
3-Month USD-LIBOR	1.75	03/15/2027	USD	440,000	484	2,940	(2,456)
6-Month CHF-LIBOR	0.25	03/17/2027	CHF	3,980,000	(80,465)	(4,306)	(76,159)
6-Month CHF-LIBOR	0.75	03/20/2019	CHF	2,160,000	(6,125)	(4,577)	(1,548)
6-Month CHF-LIBOR	0.75	03/20/2019	CHF	1,930,000	(5,472)	(2,773)	(2,699)
6-Month CHF-LIBOR	0.75	03/20/2019	CHF	2,690,000	(7,627)	(5,621)	(2,006)
6-Month CHF-LIBOR	0.75	03/20/2019	CHF	2,140,000	(6,068)	(4,234)	(1,834)
6-Month CHF-LIBOR	0.75	03/20/2019	CHF	1,910,000	(5,416)	(2,512)	(2,904)
6-Month CHF-LIBOR	0.75	03/20/2019	CHF	4,390,000	(12,447)	(4,651)	(7,796)
6-Month CHF-LIBOR	0.75	03/20/2019	CHF	2,570,000	(7,287)	(4,741)	(2,546)
6-Month CHF-LIBOR	0.75	03/20/2019	CHF	2,120,000	(6,011)	(4,312)	(1,699)
6-Month CHF-LIBOR	0.00	03/20/2019	CHF	(24,930,000)	70,685	36,801	33,884
6-Month EUR-EURIBOR	0.50	03/20/2019	EUR	3,240,000	45,689	47,481	(1,792)
6-Month EUR-EURIBOR	0.50	03/20/2019	EUR	2,920,000	41,176	43,051	(1,875)
6-Month EUR-EURIBOR	0.50	03/20/2019	EUR	2,590,000	36,522	38,194	(1,672)
6-Month EUR-EURIBOR	0.50	03/20/2019	EUR	98,110,000	1,383,495	1,442,520	(59,025)
6-Month EUR-EURIBOR	0.50	03/17/2027	EUR	360,000	(2,673)	7,022	(9,695)
6-Month EUR-EURIBOR	0.50	03/17/2027	EUR	660,000	(4,900)	4,277	(9,177)
6-Month EUR-EURIBOR	0.50	03/17/2027	EUR	360,000	(2,672)	1,715	(4,387)
6-Month EUR-EURIBOR	0.50	03/17/2027	EUR	360,000	(2,673)	6,549	(9,222)
6-Month EUR-EURIBOR	0.50	03/17/2027	EUR	790,000	(5,865)	11,119	(16,984)
6-Month EUR-EURIBOR	0.50	03/17/2027	EUR	380,000	(2,822)	527	(3,349)
6-Month EUR-EURIBOR	0.50	03/17/2027	EUR	380,000	(2,821)	960	(3,781)
6-Month EUR-EURIBOR	0.50	03/17/2027	EUR	910,000	(6,757)	3,170	(9,927)
6-Month GBP-LIBOR	0.50	03/20/2019	GBP	1,840,000	(6,818)	4,250	(11,068)
6-Month GBP-LIBOR	0.50	03/20/2019	GBP	8,210,000	(30,421)	14,269	(44,690)
6-Month GBP-LIBOR	0.50	03/20/2019	GBP	2,300,000	(8,522)	5,314	(13,836)
6-Month GBP-LIBOR	0.50	03/20/2019	GBP	2,080,000	(7,707)	4,786	(12,493)
6-Month GBP-LIBOR	0.50	03/20/2019	GBP	3,640,000	(13,488)	6,793	(20,281)
6-Month GBP-LIBOR	0.50	03/20/2019	GBP	3,640,000	(13,488)	7,003	(20,491)
6-Month GBP-LIBOR	0.50	03/20/2019	GBP	1,490,000	(5,521)	2,793	(8,314)
6-Month GBP-LIBOR	0.50	03/20/2019	GBP	1,510,000	(5,595)	1,421	(7,016)
6-Month GBP-LIBOR	0.50	03/20/2019	GBP	1,520,000	(5,633)	2,012	(7,645)
6-Month GBP-LIBOR	0.50	03/20/2019	GBP	1,550,000	(5,744)	3,153	(8,897)
6-Month GBP-LIBOR	0.50	03/20/2019	GBP	1,690,000	(6,262)	(4,240)	(2,022)
6-Month GBP-LIBOR	1.00	03/17/2027	GBP	380,000	(10,308)	12,228	(22,536)
6-Month GBP-LIBOR	1.00	03/17/2027	GBP	330,000	(8,952)	7,008	(15,960)
6-Month GBP-LIBOR	1.00	03/17/2027	GBP	350,000	(9,494)	(2,240)	(7,254)
6-Month GBP-LIBOR	1.00	03/17/2027	GBP	350,000	(9,494)	(3,189)	(6,305)
6-Month JPY-LIBOR	0.25	03/20/2019	JPY	8,236,990,000	454,847	511,513	(56,666)
6-Month JPY-LIBOR	0.25	03/20/2019	JPY	7,648,630,000	422,359	477,328	(54,969)
6-Month JPY-LIBOR	0.25	03/20/2019	JPY	23,453,020,000	1,295,076	1,497,314	(202,238)
6-Month JPY-LIBOR	0.25	03/20/2019	JPY	7,648,630,000	422,358	477,235	(54,877)
6-Month JPY-LIBOR	0.25	03/20/2019	JPY	4,482,720,000	247,537	281,093	(33,556)
6-Month JPY-LIBOR	0.25	03/20/2019	JPY	277,720,000	15,336	18,960	(3,624)
6-Month JPY-LIBOR	0.25	03/17/2027	JPY	41,150,000	5,635	4,898	737
6-Month JPY-LIBOR	0.25	03/17/2027	JPY	41,020,000	5,617	4,230	1,387

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Global Multifactor Macro

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

CENTRALLY CLEARED SWAP AGREEMENTS (continued): (B)

Interest Rate Swap Agreements - Fixed Rate Receivable (continued)
Floating Rate Index	Fixed Rate	Expiration Date	Notional Amount		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
6-Month JPY-LIBOR	0.25%	03/17/2027	JPY	52,410,000	$7,177	$6,884	$293
6-Month JPY-LIBOR	0.25	03/17/2027	JPY	72,910,000	9,983	13,676	(3,693)
6-Month JPY-LIBOR	0.25	03/17/2027	JPY	41,020,000	5,617	5,808	(191)
6-Month JPY-LIBOR	0.25	03/17/2027	JPY	93,320,000	12,778	15,460	(2,682)
6-Month JPY-LIBOR	0.25	03/17/2027	JPY	41,310,000	5,656	6,166	(510)
6-Month JPY-LIBOR	0.25	03/17/2027	JPY	42,410,000	5,807	6,336	(529)
6-Month NOK-NIBOR	1.00	03/20/2019	NOK	19,240,000	(8,950)	(5,575)	(3,375)
6-Month NOK-NIBOR	1.00	03/20/2019	NOK	29,880,000	(13,898)	(10,159)	(3,739)
6-Month NOK-NIBOR	1.50	03/17/2027	NOK	99,460,000	(191,198)	147,422	(338,620)
6-Month NOK-NIBOR	1.50	03/17/2027	NOK	89,760,000	(172,551)	135,147	(307,698)
6-Month NOK-NIBOR	1.50	03/17/2027	NOK	3,550,000	(6,825)	3,386	(10,211)
6-Month NOK-NIBOR	1.50	03/17/2027	NOK	4,420,000	(8,497)	(2,399)	(6,098)
6-Month NOK-NIBOR	1.50	03/17/2027	NOK	3,550,000	(6,824)	1,076	(7,900)
6-Month NOK-NIBOR	1.50	03/17/2027	NOK	79,600,000	(153,020)	120,856	(273,876)
6-Month NOK-NIBOR	1.50	03/17/2027	NOK	4,170,000	(8,017)	(666)	(7,351)
6-Month NOK-NIBOR	1.50	03/17/2027	NOK	6,840,000	(13,149)	(8,072)	(5,077)
6-Month NOK-NIBOR	1.50	03/17/2027	NOK	4,870,000	(9,362)	(8,242)	(1,120)
6-Month NOK-NIBOR	1.50	03/17/2027	NOK	3,650,000	(7,016)	(4,402)	(2,614)

Total					$2,529,485	$6,023,942	$(3,494,457)

OVER-THE-COUNTER SWAP AGREEMENTS: (C) (D)

Total Return Swap Agreements - Payable (E)
Reference Entity	Counterparty	Termination Date	Number of Shares or Units	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
10-Year Canada Government Bond Futures	MLI	12/19/2016	365,000	$476,789	$—	$476,789
Brent Crude Oil Futures	CITI	11/29/2016	1,000	4,210	—	4,210
Euro OAT Futures	MLI	12/08/2016	122,000	234,176	—	234,176
German Euro Schatz Futures	MLI	12/28/2016	212,000	1,558,428	—	1,558,428
MSCI China Index Futures	GSI	12/21/2016	4,255	(5,065)	—	(5,065)
MSCI Italy Index Futures	MLI	12/20/2016	2,131,065	(444)	—	(444)
MSCI Netherlands Index Futures	MLI	12/21/2016	108,695	(6)	—	(6)
MSCI Netherlands Index Futures	MLI	12/21/2016	1,223,373	(19)	—	(19)
MSCI Sweden Index Futures	MLI	12/20/2016	1,284,294	(158)	—	(158)
MSCI Sweden Index Futures	MLI	12/21/2016	7,730,996	(89)	—	(89)
MSCI Sweden Index Futures	MLI	12/21/2016	5,871,138	(17)	—	(17)
MSCI Switzerland Index Futures	MLI	12/20/2016	129,095	(45)	—	(45)
MSCI Switzerland Index Futures	MLI	12/21/2016	178,921	(63)	—	(63)
MSCI Turkey Index Futures	GSI	12/20/2016	32	(101)	—	(101)
SGX CNX Nifty Index Futures	GSI	11/24/2016	174	14,171	—	14,171
SGX CNX Nifty Index Futures	MLI	11/24/2016	12	1,667	—	1,667
Soybean Meal Futures	MLI	12/23/2016	2,300	(39,680)	—	(39,680)
Soybean Meal Futures	CITI	12/23/2016	400	(6,644)	—	(6,644)
Soybean Oil Futures	MLI	12/23/2016	240,000	(3,852)	—	(3,852)
Soybean Oil Futures	CITI	12/23/2016	360,000	(5,970)	—	(5,970)
Swiss Market Index Futures	MLI	12/16/2016	1,470	309,477	—	309,477
TAIEX Futures	MLI	11/16/2016	2,400	(11,790)	—	(11,790)
Tel Aviv 25 Index Futures	MLI	11/25/2016	4,400	13,008	—	13,008
Wheat Futures	CITI	11/25/2016	105,000	23,308	—	23,308
WIG 20 Index Futures	MLI	12/16/2016	980	(15,630)	—	(15,630)

Total				$2,545,661	$—	$2,545,661

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Global Multifactor Macro

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

OVER-THE-COUNTER SWAP AGREEMENTS (continued): (C) (D)

Total Return Swap Agreements - Receivable (E)
Reference Entity	Counterparty	Termination Date	Number of Shares or Units	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note Futures	MLI	12/20/2016	1,000	$(392)	$—	$(392)
BIST 30 Index Futures	GSI	12/30/2016	11,900	(5,036)	—	(5,036)
BIST 30 Index Futures	MLI	12/30/2016	1,700	(631)	—	(631)
BM&F Bovespa Index Futures	MLI	12/14/2016	115	122,850	—	122,850
Corn Futures	MLI	11/25/2016	215,000	40,287	—	40,287
Corn Futures	CITI	11/25/2016	20,000	2,451	—	2,451
German Euro Bund Futures	MLI	12/08/2016	360,000	(764,569)	—	(764,569)
Gold Futures	CITI	11/30/2016	900	(32,757)	—	(32,757)
Hang Seng Index Futures	GSI	11/29/2016	50	(2,919)	—	(2,919)
HSCEI China Index Futures	GSI	11/29/2016	1,850	(39,400)	—	(39,400)
HSCEI China Index Futures	MLI	11/29/2016	1,300	(38,050)	—	(38,050)
KOSPI 200 Index Futures	MLI	12/08/2016	38,000,000	(141,194)	—	(141,194)
MSCI Italy Index Futures	MLI	12/20/2016	26,789	(10,587)	—	(10,587)
MSCI Mexico Index Futures	GSI	12/21/2016	632	214	—	214
MSCI Mexico Index Futures	GSI	12/21/2016	1,106	596	—	596
MSCI Netherlands Index Futures	MLI	12/21/2016	574	1,282	—	1,282
MSCI Netherlands Index Futures	MLI	12/21/2016	6,524	1,353	—	1,353
MSCI Poland Index Futures	GSI	12/20/2016	1,826	(2,629)	—	(2,629)
MSCI Poland Index Futures	GSI	12/21/2016	14,580	(20,979)	—	(20,979)
MSCI South Africa Index Futures	GSI	12/21/2016	3,705	3,564	—	3,564
MSCI South Africa Index Futures	GSI	12/21/2016	2,021	1,937	—	1,937
MSCI South Africa Index Futures	GSI	12/21/2016	3,756	3,613	—	3,613
MSCI South Africa Index Futures	GSI	12/21/2016	2,230	2,152	—	2,152
MSCI South Africa Index Futures	GSI	12/21/2016	12,102	11,641	—	11,641
MSCI South Africa Index Futures	GSI	12/21/2016	1,864	1,754	—	1,754
MSCI Sweden Index Futures	MLI	12/20/2016	40	1,200	—	1,200
MSCI Sweden Index Futures	MLI	12/21/2016	241	6,471	—	6,471
MSCI Sweden Index Futures	MLI	12/21/2016	184	1,468	—	1,468
MSCI Switzerland Index Futures	MLI	12/20/2016	57	3,934	—	3,934
MSCI Switzerland Index Futures	MLI	12/21/2016	79	5,452	—	5,452
MSCI Taiwan Index Futures	GSI	11/29/2016	2,100	(5,723)	—	(5,723)
MSCI Taiwan Index Futures	MLI	11/29/2016	800	(3,528)	—	(3,528)

Total				$(856,175)	$—	$(856,175)

FUTURES CONTRACTS: (F)
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
3-Month Aluminum	Long	5	11/03/2016	$13,002	$—
3-Month Aluminum	Short	(5)	11/03/2016	—	(14,619)
3-Month Aluminum	Long	7	11/04/2016	17,498	—
3-Month Aluminum	Short	(7)	11/04/2016	—	(16,572)
3-Month Aluminum	Long	6	11/09/2016	13,904	—
3-Month Aluminum	Short	(6)	11/09/2016	—	(13,828)
3-Month Aluminum	Long	6	11/10/2016	11,709	—
3-Month Aluminum	Short	(6)	11/10/2016	—	(12,240)
3-Month Aluminum	Long	6	11/14/2016	12,477	—
3-Month Aluminum	Short	(6)	11/14/2016	—	(12,819)
3-Month Aluminum	Long	1	11/15/2016	1,875	—
3-Month Aluminum	Short	(1)	11/15/2016	—	(2,140)
3-Month Aluminum	Long	3	11/16/2016	3,640	—
3-Month Aluminum	Short	(3)	11/16/2016	—	(3,637)
3-Month Aluminum	Long	13	11/30/2016	36,612	—
3-Month Aluminum	Short	(13)	11/30/2016	—	(36,472)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Global Multifactor Macro

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

FUTURES CONTRACTS (continued): (F)
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
3-Month Aluminum	Long	4	12/13/2016	$15,911	$—
3-Month Aluminum	Short	(4)	12/13/2016	—	(16,305)
3-Month Aluminum	Long	1	12/20/2016	3,807	—
3-Month Aluminum	Short	(1)	12/20/2016	—	(3,677)
3-Month Aluminum	Long	13	12/22/2016	37,961	—
3-Month Aluminum	Short	(13)	12/22/2016	—	(42,737)
3-Month Aluminum	Long	2	01/06/2017	2,923	—
3-Month Aluminum	Short	(2)	01/06/2017	—	(2,960)
3-Month Aluminum	Long	2	01/10/2017	2,554	—
3-Month Aluminum	Short	(2)	01/10/2017	—	(2,755)
3-Month Aluminum	Long	1	01/11/2017	1,482	—
3-Month Aluminum	Short	(1)	01/11/2017	—	(1,438)
3-Month Copper	Long	2	01/10/2017	2,056	—
3-Month Copper	Short	(2)	01/10/2017	—	(2,475)
3-Month Copper	Long	4	01/17/2017	16,691	—
3-Month Copper	Short	(4)	01/17/2017	—	(15,950)
3-Month Copper	Long	5	01/19/2017	23,781	—
3-Month Copper	Short	(5)	01/19/2017	—	(22,841)
3-Month Copper	Long	1	01/26/2017	2,929	—
3-Month Copper	Short	(1)	01/26/2017	—	(3,063)
3-Month Lead	Long	1	11/16/2016	4,639	—
3-Month Lead	Short	(1)	11/16/2016	—	(4,646)
3-Month Nickel	Long	1	11/09/2016	—	(1,832)
3-Month Nickel	Short	(1)	11/09/2016	2,053	—
3-Month Nickel	Long	1	11/10/2016	—	(2,666)
3-Month Nickel	Short	(1)	11/10/2016	2,145	—
3-Month Nickel	Long	2	11/14/2016	—	(2,435)
3-Month Nickel	Short	(2)	11/14/2016	3,243	—
3-Month Nickel	Long	1	11/16/2016	504	—
3-Month Nickel	Short	(1)	11/16/2016	—	(410)
3-Month Nickel	Long	2	12/07/2016	3,577	—
3-Month Nickel	Short	(2)	12/07/2016	—	(2,864)
3-Month Nickel	Long	1	12/13/2016	2,137	—
3-Month Nickel	Short	(1)	12/13/2016	—	(2,315)
3-Month Nickel	Long	2	01/06/2017	3,604	—
3-Month Nickel	Short	(2)	01/06/2017	—	(3,530)
3-Month Zinc	Long	1	11/04/2016	4,897	—
3-Month Zinc	Short	(1)	11/04/2016	—	(4,962)
3-Month Zinc	Long	2	11/09/2016	9,152	—
3-Month Zinc	Short	(2)	11/09/2016	—	(9,341)
3-Month Zinc	Long	2	11/10/2016	7,624	—
3-Month Zinc	Short	(2)	11/10/2016	—	(7,938)
3-Month Zinc	Long	2	11/14/2016	10,186	—
3-Month Zinc	Short	(2)	11/14/2016	—	(9,190)
3-Month Zinc	Long	1	11/16/2016	4,808	—
3-Month Zinc	Short	(1)	11/16/2016	—	(4,577)
3-Month Zinc	Long	2	11/30/2016	7,329	—
3-Month Zinc	Short	(2)	11/30/2016	—	(7,381)
3-Month Zinc	Long	1	12/07/2016	3,142	—
3-Month Zinc	Short	(1)	12/07/2016	—	(2,897)
3-Month Zinc	Long	2	12/13/2016	8,832	—
3-Month Zinc	Short	(2)	12/13/2016	—	(9,481)
3-Month Zinc	Long	1	12/15/2016	4,774	—
3-Month Zinc	Short	(1)	12/15/2016	—	(4,858)
3-Month Zinc	Long	3	12/29/2016	8,433	—
3-Month Zinc	Short	(3)	12/29/2016	—	(9,022)
3-Month Zinc	Long	1	12/30/2016	2,295	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Global Multifactor Macro

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

FUTURES CONTRACTS (continued): (F)
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
3-Month Zinc	Short	(1)	12/30/2016	$—	$(2,583)
10-Year Australia Treasury Bond	Short	(89)	12/15/2016	210,401	—
10-Year Canada Government Bond	Short	(17)	12/19/2016	24,541	—
10-Year Japan Government Bond	Short	(3)	12/13/2016	—	(1,897)
10-Year Japan Government Bond Mini	Short	(126)	12/12/2016	10,129	—
10-Year U.S. Treasury Note	Short	(16)	12/20/2016	5,449	—
Aluminum	Long	98	12/19/2016	258,371	—
Aluminum	Short	(17)	12/19/2016	—	(52,167)
Amsterdam Index	Short	(35)	11/18/2016	438	—
BIST 30 Index	Long	18	12/30/2016	—	(710)
Brent Crude Oil	Short	(18)	11/30/2016	65,670	—
CAC 40 Index	Short	(250)	11/18/2016	6,554	—
Copper	Long	27	12/19/2016	128,001	—
Copper	Short	(1)	12/19/2016	—	(2,978)
Corn	Long	29	12/14/2016	20,507	—
DAX® Index	Long	57	12/16/2016	212,337	—
EURO STOXX 50® Index	Long	220	12/16/2016	46,345	—
FTSE 100 Index	Long	257	12/16/2016	241,313	—
FTSE Bursa Malaysia KLCI	Short	(33)	11/30/2016	1,176	—
FTSE JSE Top 40 Index	Short	(125)	12/15/2016	216,246	—
FTSE MIB Index	Short	(45)	12/16/2016	—	(258,187)
German Euro Bund	Long	47	12/08/2016	—	(87,138)
H-Shares Index	Long	23	11/29/2016	—	(38,597)
Hang Seng Index	Short	(49)	11/29/2016	211,321	—
IBEX 35 Index	Long	94	11/18/2016	437,797	—
Lead	Long	1	12/19/2016	5,066	—
Mexican Bolsa Index	Short	(13)	12/16/2016	—	(5,849)
MSCI Singapore Index	Long	2	11/29/2016	—	(475)
MSCI Taiwan Index	Long	4	11/29/2016	—	(1,114)
New York Harbor ULSD	Long	4	11/30/2016	—	(15,569)
Nickel	Long	19	12/19/2016	64,744	—
Nickel	Short	(3)	12/19/2016	—	(5,718)
OMX Stockholm 30 Index	Short	(4)	11/18/2016	227	—
RBOB Gasoline	Long	8	11/30/2016	—	(18,221)
S&P 500® E-Mini	Short	(353)	12/16/2016	349,354	—
S&P/ASX 200 Index	Long	2	12/15/2016	—	(6,278)
S&P/TSX 60 Index	Short	(1)	12/15/2016	—	(1,924)
SET 50 Index	Long	123	12/29/2016	16,876	—
SGX CNX Nifty Index	Short	(143)	11/24/2016	43,830	—
Silver	Long	6	12/28/2016	—	(43,278)
Soybean	Long	16	01/13/2017	41,029	—
Soybean Oil	Short	(32)	01/13/2017	—	(32,579)
TOPIX Index	Long	124	12/08/2016	514,798	—
U.K. Gilt	Short	(38)	12/28/2016	250,226	—
WTI Crude	Long	28	11/21/2016	—	(116,564)
Zinc	Long	16	12/19/2016	56,641	—
Zinc	Short	(6)	12/19/2016	—	(24,084)

Total				$3,753,573	$(1,032,783)

FORWARD FOREIGN CURRENCY CONTRACTS: (C) (D)
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
CITI	12/21/2016	AUD	14,854,000	USD	11,199,161	$110,074	$(24,745)
CITI	12/21/2016	BRL	27,302,982	USD	8,150,889	268,706	—
CITI	12/21/2016	CAD	22,926,172	USD	17,379,013	—	(279,539)
CITI	12/21/2016	CHF	7,234,000	USD	7,422,558	83	(89,720)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Global Multifactor Macro

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

FORWARD FOREIGN CURRENCY CONTRACTS (continued): (C) (D)
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
CITI	12/21/2016	CLP	1,220,000,000	USD	1,850,287	$13,013	$(2,475)
CITI	12/21/2016	CNH	1,608,000	USD	238,251	—	(2,002)
CITI	12/21/2016	COP	11,740,000,000	USD	3,991,275	—	(118,285)
CITI	12/21/2016	CZK	64,400,000	USD	2,663,310	4,430	(40,879)
CITI	12/21/2016	EUR	6,339,000	USD	7,127,298	—	(151,821)
CITI	12/21/2016	GBP	11,753,000	USD	15,563,578	—	(1,159,436)
CITI	12/21/2016	HKD	33,591,000	USD	4,334,084	8	(1,360)
CITI	12/21/2016	HUF	1,294,130,000	USD	4,701,440	—	(96,569)
CITI	12/21/2016	IDR	39,300,000,000	USD	2,929,944	58,962	—
CITI	12/21/2016	INR	104,574,000	USD	1,541,922	11,847	(2)
CITI	12/21/2016	JPY	3,688,513,000	USD	36,411,883	—	(1,161,494)
CITI	12/21/2016	KRW	8,206,879,000	USD	7,387,019	—	(216,121)
CITI	12/21/2016	MXN	186,441,486	USD	9,660,136	152,820	(5,255)
CITI	12/21/2016	MYR	7,600,000	USD	1,813,246	2,538	(8,906)
CITI	12/21/2016	NOK	123,252,000	USD	15,124,567	16,153	(221,782)
CITI	12/21/2016	NZD	30,428,000	USD	22,219,513	—	(502,783)
CITI	12/21/2016	PLN	6,162,000	USD	1,600,202	—	(31,127)
CITI	12/21/2016	RUB	128,000,000	USD	2,005,061	2,050	(16,681)
CITI	12/21/2016	TRY	2,300,000	USD	731,105	4,135	(192)
CITI	12/21/2016	TWD	82,000,000	USD	2,623,914	—	(22,562)
CITI	12/21/2016	USD	11,621,789	AUD	15,405,000	3,176	(84,467)
CITI	12/21/2016	USD	1,597,276	BRL	5,256,000	2,247	(25,799)
CITI	12/21/2016	USD	36,990,992	CAD	48,376,172	909,646	—
CITI	12/21/2016	USD	14,330,798	CHF	13,938,000	202,205	—
CITI	12/21/2016	USD	3,008,760	CLP	2,030,000,000	—	(87,532)
CITI	12/21/2016	USD	4,172,719	CNH	28,101,000	44,145	(62)
CITI	12/21/2016	USD	3,114,505	COP	9,320,000,000	39,866	—
CITI	12/21/2016	USD	1,240,894	CZK	29,800,000	25,359	—
CITI	12/21/2016	USD	39,530,230	EUR	35,428,000	639,031	(94,004)
CITI	12/21/2016	USD	17,223,396	GBP	13,316,000	912,446	(8,759)
CITI	12/21/2016	USD	343,973	HKD	2,666,000	109	(9)
CITI	12/21/2016	USD	1,769,925	ILS	6,630,000	39,525	—
CITI	12/21/2016	USD	935,915	INR	63,000,000	776	(919)
CITI	12/21/2016	USD	15,991,101	JPY	1,639,685,000	320,956	—
CITI	12/21/2016	USD	4,204,775	KRW	4,729,258,000	72,713	(208)
CITI	12/21/2016	USD	12,455,494	MXN	238,951,320	28,371	(142,841)
CITI	12/21/2016	USD	2,201,537	MYR	8,960,000	71,323	—
CITI	12/21/2016	USD	5,514,572	NOK	45,439,000	29,077	(14,633)
CITI	12/21/2016	USD	4,399,043	NZD	6,137,000	24,394	(5,381)
CITI	12/21/2016	USD	6,234,266	PHP	297,100,000	103,890	(2,353)
CITI	12/21/2016	USD	1,078,628	PLN	4,178,000	15,852	(1,100)
CITI	12/21/2016	USD	90,858	RUB	6,000,000	—	(2,443)
CITI	12/21/2016	USD	16,619,748	SEK	140,303,000	1,044,317	—
CITI	12/21/2016	USD	6,867,978	SGD	9,390,000	118,620	(2,147)
CITI	12/21/2016	USD	3,703,857	TRY	11,262,000	105,200	(518)
CITI	12/21/2016	USD	3,757,548	ZAR	54,448,780	—	(237,999)
CITI	12/21/2016	ZAR	73,170,339	USD	5,098,285	271,086	—

Total						$5,669,149	$(4,864,910)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Global Multifactor Macro

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

SECURITY VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Short-Term Investment Companies	$149,491,549	$—	$—	$149,491,549

Total Investments	$149,491,549	$—	$—	$149,491,549

Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$—	$8,525,740	$—	$8,525,740
Over-the-Counter Total Return Swap Agreements	—	2,847,453	—	2,847,453
Futures Contracts (H)	3,753,573	—	—	3,753,573
Forward Foreign Currency Contracts (H)	—	5,669,149	—	5,669,149

Total Other Financial Instruments	$3,753,573	$17,042,342	$—	$20,795,915

LIABILITIES
Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$—	$(4,920,324)	$—	$(4,920,324)
Over-the-Counter Total Return Swap Agreements	—	(1,157,967)	—	(1,157,967)
Futures Contracts (H)	(1,032,783)	—	—	(1,032,783)
Forward Foreign Currency Contracts (H)	—	(4,864,910)	—	(4,864,910)

Total Other Financial Instruments	$(1,032,783)	$(10,943,201)	$—	$(11,975,984)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Aggregate cost for federal income tax purposes is $150,673,930. Aggregate gross unrealized appreciation for all securities is $380,011.
(B)	Cash in the amount of $5,841,934 has been segregated by the custodian as collateral for centrally cleared swap agreements.
(C)	Cash in the amount of $1,670,000 has been segregated by the broker as collateral for open over-the-counter swap agreements and/or forward foreign currency contracts.
(D)	Cash in the amount of $1,950,002 has been segregated by the custodian as collateral for open over-the-counter swap agreements and/or forward foreign currency contracts.
(E)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference entity less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return and would receive payment in the event of a negative total return.
(F)	Cash in the amount of $8,447,452 has been segregated by the custodian as collateral to cover margin requirements for open futures contracts.
(G)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(H)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Yuan Renminbi
COP	Columbian Peso
CZK	Czech Republic Koruna
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Global Multifactor Macro

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

CURRENCY ABBREVIATIONS (continued):

HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israel New Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish New Lira
TWD	Taiwan New Dollar
USD	United States Dollar
ZAR	South African Rand

COUNTERPARTY ABBREVIATIONS:

CITI	Citibank N.A.
GSI	Goldman Sachs International
MLI	Merrill Lynch International

PORTFOLIO ABBREVIATIONS:

ASX	Australian Securities Exchange
BBR	Bank Bill Rate
BBSW	Bank Bill Swap Reference Rate
BIST	Borsa Istanbul (Sole Exchange Entity of Turkey)
BKBM	Bank Bill Reference Rate
BM&F Bovespa	Bolsa de Valores, Mercadorias & Futuros de Sao Paulo (Brazilian Stock Exchange Index)
CAC	Cotation Assistée en Continu (French Stock Market Index)
CDOR	Canadian Dollar Offered Rate
CNX Nifty	CRISIL NSE Index (National Stock Exchange of India’s Benchmark Index)
DAX	Deutscher Aktienindex (Frankfurt Stock Index)
EURIBOR	Euro Interbank Offer Rate
FTSE	Financial Times Stock Exchange
HSCEI	Hang Seng China Enterprises Index
IBEX	Índice Bursatil Español (Bolsa de Madrid Stock Market Index)
JSE	Johannesburg Stock Exchange
KLCI	Kuala Lumpur Composite Index
KOSPI	Korean Composite Stock Price Index
LIBOR	London Interbank Offered Rate
MIB	Milano Italia Borsa (FTSE MIB is the primary benchmark index for the Italian equity markets)
NIBOR	Norwegian Interbank Offered Rate
OAT	Obligations Assimilables du Tresor (Treasury Obligations)
OMX	Norwegian Stockholm Stock Exchange
RBOB	Reformulated Blendstock for Oxygenate Blending
Schatz	Bundesschatzanweisungen (German Federal Government 2-Year Securities)
SET	Stock Exchange of Thailand
SGX	Singapore Exchange
SIDE	Swedish Markets
STIBOR	Stockholm Interbank Offered Rate

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Global Multifactor Macro

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

PORTFOLIO ABBREVIATIONS (continued):

STOXX	Deutsche Börse Group & SIX Group Index
TAIEX	Taiwan Capitalization Weighted Stock Index
TOPIX	Tokyo Price Index
TSX	Toronto Stock Exchange
ULSD	Ultra-Low Sulfur Diesel
WIG	Warsaw Stock Exchange Index
WTI	West Texas Intermediate

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS

At October 31, 2016

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 84.0%
U.S. Treasury Bill
0.03% (A), 11/17/2016	$ 132,722,000	$ 132,711,516
0.06% (A), 11/25/2016	37,124,000	37,119,730

Total Short-Term U.S. Government Obligations (Cost $169,812,336)		169,831,246

	Shares	Value
SHORT-TERM INVESTMENT COMPANIES - 6.5%
Money Market Funds - 6.5%
BlackRock Liquidity Funds T-Fund Portfolio	1,315,321	$ 1,315,321
Dreyfus Treasury Cash Management	5,261,286	5,261,286
UBS Select Treasury Preferred	6,576,607	6,576,607

Total Short-Term Investment Companies (Cost $13,153,214)		13,153,214

Total Investments (Cost $182,965,550) (B)		182,984,460
Net Other Assets (Liabilities) - 9.5%		19,199,212

Net Assets - 100.0%		$ 202,183,672

OVER-THE-COUNTER SWAP AGREEMENTS: (C)

Total Return Swap Agreements - Payable (D)
Reference Entity	Counterparty	Termination Date	Number of Shares or Units	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
2-Year U.S. Treasury Note Futures	BOA	12/30/2016	360,000	$(32,094)	$—	$(32,094)
Cocoa Futures	CITI	02/03/2017	430	125	—	125
Cocoa Futures	MLI	02/28/2017	10	(37)	—	(37)
Corn Futures	MLI	11/25/2016	95,000	(7,363)	—	(7,363)
Corn Futures	CITI	11/25/2016	265,000	(56,313)	—	(56,313)
HG Copper Futures	MLI	11/30/2016	25,000	(2,588)	—	(2,588)
HG Copper Futures	CITI	11/30/2016	425,000	(15,031)	—	(15,031)
Lean Hog Futures	MLI	12/14/2016	360,000	(10,740)	—	(10,740)
Platinum Futures	MLI	12/30/2016	50	(1,915)	—	(1,915)
Soybean Meal Futures	MLI	12/23/2016	200	(3,320)	—	(3,320)
Soybean Meal Futures	CITI	12/23/2016	3,200	(47,762)	—	(47,762)
Swiss Market Index Futures	BOA	12/16/2016	50	11,128	—	11,128
Wheat Futures	CITI	11/25/2016	350,000	77,441	—	77,441
Wheat Futures	CITI	11/25/2016	210,000	12,938	—	12,938
Wheat Futures	MLI	11/25/2016	415,000	(54,588)	—	(54,588)

Total				$(130,119)	$—	$(130,119)

Total Return Swap Agreements - Receivable (D)
Reference Entity	Counterparty	Termination Date	Number of Shares or Units	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
5-Year U.S. Treasury Note Futures	BOA	12/30/2016	81,000	$(51,797)	$—	$(51,797)
10-Year Italy Government Bond Futures	BOA	12/08/2016	19,000	(105,659)	—	(105,659)
BM&F Bovespa Index Futures	BOA	12/14/2016	130	153,483	—	153,483
Coffee Futures	MLI	11/11/2016	187,500	(1,969)	—	(1,969)
Coffee Futures	CITI	11/11/2016	937,500	153,287	—	153,287
Cotton No. 2 Futures	CITI	11/11/2016	500,000	10,453	—	10,453
Euro OAT Futures	BOA	12/08/2016	24,000	(78,266)	—	(78,266)
FTSE China A50 Index Futures	BOA	11/29/2016	93	(10,451)	—	(10,451)
FTSE China A50 Index Futures	GSI	11/29/2016	133	(10,348)	—	(10,348)
German Euro BOBL Futures	BOA	12/08/2016	215,000	(99,292)	—	(99,292)
German Euro Schatz Futures	BOA	12/08/2016	332,000	(1,328)	—	(1,328)
Gold Futures	CITI	11/30/2016	4,300	(265,531)	—	(265,531)
Hang Seng Index Futures	GSI	11/29/2016	1,000	(61,500)	—	(61,500)
Hang Seng Index Futures	BOA	11/29/2016	500	(37,818)	—	(37,818)
HSCEI China Index Futures	GSI	11/29/2016	1,950	(41,482)	—	(41,482)
KOSPI 200 Index Futures	BOA	12/08/2016	4,000,000	(14,862)	—	(14,862)
KOSPI 200 Index Futures	GSI	12/08/2016	7,000,000	(24,042)	—	(24,042)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

OVER-THE-COUNTER SWAP AGREEMENTS (continued): (C)

Total Return Swap Agreements - Receivable (continued) (D)
Reference Entity	Counterparty	Termination Date	Number of Shares or Units	Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
MSCI Singapore Index Futures	BOA	11/30/2016	700	$(2,856)	$—	$(2,856)
MSCI Taiwan Index Futures	GSI	11/29/2016	7,300	(19,755)	—	(19,755)
MSCI Taiwan Index Futures	BOA	11/29/2016	1,300	(5,733)	—	(5,733)
SGX CNX Nifty Index Futures	BOA	11/24/2016	96	(13,332)	—	(13,332)
SGX CNX Nifty Index Futures	GSI	11/24/2016	88	(6,538)	—	(6,538)
Silver Futures	MLI	11/30/2016	50,000	(99,100)	—	(99,100)
Silver Futures	CITI	11/30/2016	20,000	(39,526)	—	(39,526)
Soybean Futures	MLI	12/23/2016	215,000	25,963	—	25,963
Soybean Futures	CITI	12/23/2016	310,000	10,692	—	10,692
Soybean Oil Futures	MLI	12/23/2016	3,600,000	64,848	—	64,848
Soybean Oil Futures	CITI	12/23/2016	1,320,000	21,588	—	21,588
TAIEX Futures	BOA	11/16/2016	14,600	71,722	—	71,722

Total				$(479,149)	$—	$(479,149)

FUTURES CONTRACTS: (E)
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
90-Day Eurodollar	Short	(274)	03/13/2017	$6,990	$—
90-Day Eurodollar	Short	(214)	06/19/2017	6,235	—
90-Day Eurodollar	Short	(144)	09/18/2017	542	—
90-Day Eurodollar	Short	(66)	12/18/2017	—	(2,570)
90-Day Eurodollar	Short	(9)	03/19/2018	—	(740)
90-Day Eurodollar	Long	38	06/18/2018	—	(5,583)
90-Day Eurodollar	Long	35	09/17/2018	—	(5,538)
90-Day Sterling	Short	(84)	03/15/2017	781	—
90-Day Sterling	Short	(14)	06/21/2017	—	(286)
90-Day Sterling	Long	33	09/20/2017	—	(11,061)
90-Day Sterling	Long	39	12/20/2017	—	(14,331)
90-Day Sterling	Long	26	03/21/2018	—	(11,861)
90-Day Sterling	Long	21	06/20/2018	—	(10,801)
90-Day Sterling	Long	18	09/19/2018	—	(9,884)
3-Month Aluminum	Long	7	11/17/2016	6,964	—
3-Month Aluminum	Short	(7)	11/17/2016	—	(7,715)
3-Month Aluminum	Long	7	11/18/2016	8,319	—
3-Month Aluminum	Short	(7)	11/18/2016	—	(7,201)
3-Month Aluminum	Long	1	11/22/2016	1,768	—
3-Month Aluminum	Short	(1)	11/22/2016	—	(1,873)
3-Month Aluminum	Long	1	11/25/2016	2,274	—
3-Month Aluminum	Short	(1)	11/25/2016	—	(2,192)
3-Month Aluminum	Long	6	12/01/2016	17,654	—
3-Month Aluminum	Short	(6)	12/01/2016	—	(18,830)
3-Month Aluminum	Long	5	12/02/2016	15,090	—
3-Month Aluminum	Short	(5)	12/02/2016	—	(15,693)
3-Month Aluminum	Long	5	12/07/2016	16,687	—
3-Month Aluminum	Short	(5)	12/07/2016	—	(16,929)
3-Month Aluminum	Long	2	12/13/2016	7,956	—
3-Month Aluminum	Short	(2)	12/13/2016	—	(8,153)
3-Month Aluminum	Long	3	12/16/2016	10,967	—
3-Month Aluminum	Short	(3)	12/16/2016	—	(11,884)
3-Month Aluminum	Long	1	12/19/2016	3,958	—
3-Month Aluminum	Short	(1)	12/19/2016	—	(3,932)
3-Month Aluminum	Long	11	12/28/2016	21,294	—
3-Month Aluminum	Short	(11)	12/28/2016	—	(20,728)
3-Month Aluminum	Long	4	12/29/2016	6,896	—
3-Month Aluminum	Short	(4)	12/29/2016	—	(7,044)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

FUTURES CONTRACTS (continued): (E)
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
3-Month Aluminum	Long	6	12/30/2016	$9,672	$—
3-Month Aluminum	Short	(6)	12/30/2016	—	(10,393)
3-Month Aluminum	Long	14	01/06/2017	20,458	—
3-Month Aluminum	Short	(14)	01/06/2017	—	(20,718)
3-Month Aluminum	Long	7	01/10/2017	8,938	—
3-Month Aluminum	Short	(7)	01/10/2017	—	(9,642)
3-Month Aluminum	Long	1	01/11/2017	1,482	—
3-Month Aluminum	Short	(1)	01/11/2017	—	(1,438)
3-Month Aluminum	Long	3	01/12/2017	3,878	—
3-Month Aluminum	Short	(3)	01/12/2017	—	(4,307)
3-Month Aluminum	Long	1	01/13/2017	1,138	—
3-Month Aluminum	Short	(1)	01/13/2017	—	(1,052)
3-Month Aluminum	Long	1	01/18/2017	1,642	—
3-Month Aluminum	Short	(1)	01/18/2017	—	(2,274)
3-Month Aluminum	Long	2	01/20/2017	5,945	—
3-Month Aluminum	Short	(2)	01/20/2017	—	(5,738)
3-Month Aluminum	Long	4	01/24/2017	9,988	—
3-Month Aluminum	Short	(4)	01/24/2017	—	(10,214)
3-Month Aluminum	Long	2	01/25/2017	3,694	—
3-Month Aluminum	Short	(2)	01/25/2017	—	(3,356)
3-Month Canada Bankers’ Acceptance	Short	(98)	03/13/2017	—	(8,329)
3-Month Canada Bankers’ Acceptance	Short	(82)	06/19/2017	—	(7,847)
3-Month Copper	Long	3	11/30/2016	17,627	—
3-Month Copper	Short	(3)	11/30/2016	—	(17,692)
3-Month Copper	Long	1	12/01/2016	5,307	—
3-Month Copper	Short	(1)	12/01/2016	—	(5,524)
3-Month Copper	Long	2	01/18/2017	7,614	—
3-Month Copper	Short	(2)	01/18/2017	—	(8,147)
3-Month Copper	Long	3	01/19/2017	13,679	—
3-Month Copper	Short	(3)	01/19/2017	—	(14,325)
3-Month Copper	Long	2	01/20/2017	10,157	—
3-Month Copper	Short	(2)	01/20/2017	—	(10,276)
3-Month Copper	Long	2	01/24/2017	10,505	—
3-Month Copper	Short	(2)	01/24/2017	—	(10,317)
3-Month Copper	Long	1	01/25/2017	2,929	—
3-Month Copper	Short	(1)	01/25/2017	—	(2,982)
3-Month EURIBOR	Short	(128)	03/13/2017	6,323	—
3-Month EURIBOR	Short	(128)	06/19/2017	10,797	—
3-Month EURIBOR	Short	(82)	09/18/2017	6,745	—
3-Month EURIBOR	Short	(78)	12/18/2017	4,726	—
3-Month EURIBOR	Short	(26)	03/19/2018	506	—
3-Month EURIBOR	Long	58	06/18/2018	—	(19,128)
3-Month EURIBOR	Long	53	09/17/2018	—	(22,048)
3-Month Euroswiss	Short	(16)	03/13/2017	1,657	—
3-Month Euroswiss	Short	(8)	06/19/2017	734	—
3-Month Euroswiss	Short	(8)	09/18/2017	870	—
3-Month Nickel	Long	1	11/02/2016	—	(2,416)
3-Month Nickel	Short	(1)	11/02/2016	2,356	—
3-Month Nickel	Long	1	11/03/2016	—	(1,438)
3-Month Nickel	Short	(1)	11/03/2016	1,335	—
3-Month Nickel	Long	1	11/08/2016	—	(2,289)
3-Month Nickel	Short	(1)	11/08/2016	2,310	—
3-Month Nickel	Long	1	11/09/2016	—	(1,832)
3-Month Nickel	Short	(1)	11/09/2016	2,053	—
3-Month Nickel	Long	1	12/23/2016	—	(1,143)
3-Month Nickel	Short	(1)	12/23/2016	1,160	—
3-Month Nickel	Long	2	12/28/2016	—	(502)
3-Month Nickel	Short	(2)	12/28/2016	139	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

FUTURES CONTRACTS (continued): (E)
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
3-Month Nickel	Long	2	12/30/2016	$—	$(1,290)
3-Month Nickel	Short	(2)	12/30/2016	618	—
3-Month Nickel	Long	1	01/24/2017	2,446	—
3-Month Nickel	Short	(1)	01/24/2017	—	(2,507)
3-Month Nickel	Long	2	01/25/2017	1,793	—
3-Month Nickel	Short	(2)	01/25/2017	—	(2,270)
3-Month Zinc	Long	1	11/03/2016	5,021	—
3-Month Zinc	Short	(1)	11/03/2016	—	(5,163)
3-Month Zinc	Long	1	11/04/2016	4,646	—
3-Month Zinc	Short	(1)	11/04/2016	—	(4,693)
3-Month Zinc	Long	1	11/08/2016	4,292	—
3-Month Zinc	Short	(1)	11/08/2016	—	(4,285)
3-Month Zinc	Long	1	11/09/2016	4,576	—
3-Month Zinc	Short	(1)	11/09/2016	—	(4,670)
3-Month Zinc	Long	1	11/10/2016	3,812	—
3-Month Zinc	Short	(1)	11/10/2016	—	(3,969)
3-Month Zinc	Long	1	11/16/2016	4,808	—
3-Month Zinc	Short	(1)	11/16/2016	—	(4,577)
3-Month Zinc	Long	2	11/17/2016	9,720	—
3-Month Zinc	Short	(2)	11/17/2016	—	(10,650)
3-Month Zinc	Long	1	11/18/2016	4,268	—
3-Month Zinc	Short	(1)	11/18/2016	—	(4,372)
3-Month Zinc	Long	1	11/25/2016	4,267	—
3-Month Zinc	Short	(1)	11/25/2016	—	(4,574)
3-Month Zinc	Long	1	11/30/2016	3,748	—
3-Month Zinc	Short	(1)	11/30/2016	—	(3,894)
3-Month Zinc	Long	1	01/06/2017	3,284	—
3-Month Zinc	Short	(1)	01/06/2017	—	(2,987)
2-Year U.S. Treasury Note	Short	(240)	12/30/2016	—	(33,786)
3-Year Australia Treasury Bond	Short	(453)	12/15/2016	34,684	—
5-Year U.S. Treasury Note	Long	4	12/30/2016	—	(885)
10-Year Australia Treasury Bond	Short	(12)	12/15/2016	7,457	—
10-Year Canada Government Bond	Long	6	12/19/2016	—	(12,020)
10-Year Japan Government Bond	Short	(31)	12/13/2016	33,058	—
10-Year U.S. Treasury Note	Short	(9)	12/20/2016	—	(1,478)
Aluminum	Long	64	12/19/2016	114,679	—
Aluminum	Short	(32)	12/19/2016	—	(99,469)
Amsterdam Index	Long	11	11/18/2016	874	—
Brent Crude Oil	Long	87	11/30/2016	—	(326,266)
CAC 40 Index	Long	29	11/18/2016	—	(165)
Cocoa	Short	(44)	03/16/2017	—	(1,781)
Coffee “C”	Long	28	12/19/2016	216,064	—
Copper	Long	2	12/19/2016	4,235	—
Copper	Short	(17)	12/19/2016	—	(84,368)
Copper	Short	(38)	12/28/2016	—	(100,152)
DAX® Index	Long	10	12/16/2016	19,026	—
DJIA Mini Index	Long	48	12/16/2016	1,765	—
EURO STOXX 50® Index	Long	25	12/16/2016	—	(9,513)
FTSE 100 Index	Long	85	12/16/2016	164,825	—
FTSE MIB Index	Short	(6)	12/16/2016	—	(22,034)
German Euro Bund	Long	28	12/08/2016	—	(58,207)
German Euro BUXL	Short	(3)	12/08/2016	5,149	—
German Euro Schatz	Long	113	12/08/2016	—	(3,228)
H-Shares Index	Long	5	11/29/2016	—	(5,554)
Hang Seng Index	Long	3	11/29/2016	—	(8,624)
IBEX 35 Index	Short	(3)	11/18/2016	—	(11,070)
KC HRW Wheat	Short	(19)	12/14/2016	1,014	—
KOSPI 200 Index	Long	1	12/08/2016	—	(2,113)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

FUTURES CONTRACTS (continued): (E)
Description	Long/Short	Number of Contracts	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Lean Hogs	Short	(24)	12/14/2016	$46,443	$—
Low Sulfur Gasoil	Long	43	12/12/2016	—	(110,941)
MSCI EAFE Mini Index	Long	8	12/16/2016	—	(3,224)
MSCI Emerging Markets Mini Index	Long	109	12/16/2016	—	(114,284)
MSCI Singapore Index	Long	69	11/29/2016	—	(18,854)
MSCI Taiwan Index	Long	3	11/29/2016	—	(666)
NASDAQ-100 E-Mini Index	Long	118	12/16/2016	89,364	—
Natural Gas	Long	4	11/28/2016	—	(12,222)
Natural Gas	Short	(5)	12/28/2016	17,625	—
New York Harbor ULSD	Long	29	11/30/2016	—	(102,024)
Nickel	Long	10	12/19/2016	16,060	—
Nickel	Short	(3)	12/19/2016	—	(4,276)
Nikkei 225 Index	Short	(6)	12/08/2016	—	(25,885)
OMX Stockholm 30 Index	Long	81	11/18/2016	—	(2,692)
Palladium	Short	(7)	12/28/2016	—	(98)
Platinum	Short	(11)	01/27/2017	—	(19,898)
RBOB Gasoline	Long	18	11/30/2016	—	(43,133)
Russell 2000® Mini Index	Long	10	12/16/2016	—	(52,886)
S&P 500® E-Mini	Long	1	12/16/2016	—	(1,681)
S&P Midcap 400® E-Mini Index	Long	15	12/16/2016	—	(42,712)
S&P/ASX 200 Index	Long	50	12/15/2016	—	(54,971)
S&P/TSX 60 Index	Long	49	12/15/2016	156,821	—
SGX CNX Nifty Index	Long	26	11/24/2016	—	(5,955)
Soybean	Long	28	01/13/2017	68,423	—
Soybean Oil	Long	21	01/13/2017	12,287	—
Sugar No. 11	Long	170	02/28/2017	47,090	—
TOPIX Index	Short	(1)	12/08/2016	—	(8,582)
U.K. Gilt	Short	(21)	12/28/2016	33,917	—
U.S. Treasury Bond	Short	(39)	12/20/2016	99,085	—
Wheat	Short	(33)	12/14/2016	33,374	—
WTI Crude	Long	13	11/21/2016	—	(41,922)
Zinc	Long	27	12/19/2016	103,674	—

Total				$1,695,031	$(1,907,716)

FORWARD FOREIGN CURRENCY CONTRACTS: (C)
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
CITI	12/21/2016	AUD	38,648,000	USD	29,431,442	$41,647	$(112,447)
CITI	12/21/2016	BRL	14,658,000	USD	4,370,925	149,257	—
CITI	12/21/2016	CAD	53,156,998	USD	40,651,279	—	(1,004,157)
CITI	12/21/2016	CHF	65,000	USD	67,056	—	(1,167)
CITI	12/21/2016	CLP	1,913,241,000	USD	2,837,267	81,758	(823)
CITI	12/21/2016	COP	6,010,105,000	USD	2,037,765	—	(55,051)
CITI	12/21/2016	EUR	43,863,000	USD	49,315,495	5,587	(1,053,948)
CITI	12/21/2016	GBP	4,881,000	USD	5,984,781	15,358	(18,126)
CITI	12/21/2016	HKD	2,967,000	USD	382,908	—	(209)
CITI	12/21/2016	HUF	1,613,150,000	USD	5,854,685	—	(114,653)
CITI	12/21/2016	IDR	33,279,489,000	USD	2,479,866	51,157	—
CITI	12/21/2016	ILS	11,723,001	USD	3,124,715	—	(65,061)
CITI	12/21/2016	INR	347,612,000	USD	5,129,598	35,907	(662)
CITI	12/21/2016	JPY	8,316,970,003	USD	81,454,131	—	(1,970,493)
CITI	12/21/2016	KRW	14,764,291,001	USD	13,333,971	—	(433,421)
CITI	12/21/2016	MXN	139,567,000	USD	7,412,059	8,905	(79,082)
CITI	12/21/2016	MYR	9,745,000	USD	2,397,889	—	(81,044)
CITI	12/21/2016	NOK	157,485,000	USD	19,322,549	16,720	(276,626)
CITI	12/21/2016	NZD	79,177,000	USD	57,554,659	13,991	(1,059,331)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

FORWARD FOREIGN CURRENCY CONTRACTS (continued): (C)
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
CITI	12/21/2016	PHP	115,285,000	USD	2,465,677	$—	$(85,968)
CITI	12/21/2016	PLN	50,539,000	USD	13,105,787	40	(236,723)
CITI	12/21/2016	SEK	8,029,000	USD	947,601	—	(56,279)
CITI	12/21/2016	SGD	2,678,000	USD	1,969,978	35	(44,505)
CITI	12/21/2016	TRY	68,749,000	USD	22,668,844	4,829	(702,470)
CITI	12/21/2016	TWD	90,135,000	USD	2,877,977	89	(18,640)
CITI	12/21/2016	USD	14,820,191	AUD	19,704,000	5,130	(153,943)
CITI	12/21/2016	USD	462,308	BRL	1,515,000	1,354	(6,234)
CITI	12/21/2016	USD	48,258,511	CAD	63,699,000	748,642	—
CITI	12/21/2016	USD	100,519	CHF	98,000	1,275	(96)
CITI	12/21/2016	USD	895,993	CLP	604,049,000	—	(25,343)
CITI	12/21/2016	USD	284,965	COP	861,316,000	1,458	(637)
CITI	12/21/2016	USD	105,822,961	EUR	94,955,631	1,462,673	(129,513)
CITI	12/21/2016	USD	34,994,820	GBP	26,852,000	2,102,006	(16,233)
CITI	12/21/2016	USD	543,993	HKD	4,217,000	63	—
CITI	12/21/2016	USD	1,742,778	HUF	489,991,000	9,236	(9,981)
CITI	12/21/2016	USD	228,794	IDR	3,029,375,000	130	(1,733)
CITI	12/21/2016	USD	2,784,195	ILS	10,651,000	9,926	(5,592)
CITI	12/21/2016	USD	460,831	INR	31,066,000	39	(788)
CITI	12/21/2016	USD	29,288,036	JPY	3,011,419,000	517,497	(8,998)
CITI	12/21/2016	USD	12,017,502	KRW	13,622,888,000	115,034	(759)
CITI	12/21/2016	USD	8,528,343	MXN	165,202,000	11,311	(173,371)
CITI	12/21/2016	USD	2,033,509	MYR	8,416,000	33,272	(640)
CITI	12/21/2016	USD	2,496,025	NOK	20,703,000	1,061	(11,014)
CITI	12/21/2016	USD	34,841,134	NZD	48,435,000	350,646	(77,994)
CITI	12/21/2016	USD	3,432,759	PHP	165,284,000	25,113	(4,142)
CITI	12/21/2016	USD	9,648,075	PLN	37,959,000	23,495	(41,190)
CITI	12/21/2016	USD	25,527,073	SEK	217,671,000	1,363,062	(260)
CITI	12/21/2016	USD	4,204,591	SGD	5,758,000	65,223	(693)
CITI	12/21/2016	USD	14,741,137	TRY	45,296,000	265,781	(605)
CITI	12/21/2016	USD	1,420,857	TWD	44,990,000	360	(6,758)
CITI	12/21/2016	USD	1,849,826	ZAR	27,370,000	—	(158,634)
CITI	12/21/2016	ZAR	132,136,000	USD	9,295,798	400,577	—

Total						$7,939,644	$(8,306,037)

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Short-Term U.S. Government Obligations	$—	$169,831,246	$—	$169,831,246
Short-Term Investment Companies	13,153,214	—	—	13,153,214

Total Investments	$13,153,214	$169,831,246	$—	$182,984,460

Other Financial Instruments
Over-the-Counter Total Return Swap Agreements	$—	$613,668	$—	$613,668
Futures Contracts (G)	1,695,031	—	—	1,695,031
Forward Foreign Currency Contracts (G)	—	7,939,644	—	7,939,644

Total Other Financial Instruments	$1,695,031	$8,553,312	$—	$10,248,343

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

SECURITY VALUATION (continued):

Valuation Inputs (continued) (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
LIABILITIES
Other Financial Instruments
Over-the-Counter Total Return Swap Agreements	$—	$(1,222,936)	$—	$(1,222,936)
Futures Contracts (G)	(1,907,716)	—	—	(1,907,716)
Forward Foreign Currency Contracts (G)	—	(8,306,037)	—	(8,306,037)

Total Other Financial Instruments	$(1,907,716)	$(9,528,973)	$—	$(11,436,689)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rates disclosed reflect the yields at October 31, 2016.
(B)	Aggregate cost for federal income tax purposes is $207,072,925. Aggregate gross unrealized appreciation and depreciation for all securities is $15,708 and $14,465,320, respectively. Net unrealized depreciation for tax purposes is $14,449,612.
(C)	Cash in the amount of $11,353,539 has been segregated by the custodian as collateral for open over-the-counter swap agreements and/or forward foreign currency contracts.
(D)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference entity less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return and would receive payment in the event of a negative total return.
(E)	Cash in the amount of $6,308,865 has been segregated by the custodian as collateral to cover margin requirements for open futures contracts.
(F)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(G)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Columbian Peso
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israel New Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippine Peso
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish New Lira
TWD	Taiwan New Dollar
USD	United States Dollar
ZAR	South African Rand

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

Transamerica Managed Futures Strategy

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At October 31, 2016

COUNTERPARTY ABBREVIATIONS:

BOA	Bank of America, N.A.
CITI	Citibank N.A.
GSI	Goldman Sachs International
MLI	Merrill Lynch International

PORTFOLIO ABBREVIATIONS:

ASX	Australian Securities Exchange
BM&F Bovespa	Bolsa de Valores, Mercadorias & Futuros de Sao Paulo (Brazilian Stock Exchange Index)
BOBL	Bundesobligationen (German Federal Government Securities)
BUXL	Bundesanleihen (German Long-Term Debt)
CAC	Cotation Assistée en Continu (French Stock Market Index)
CNX Nifty	CRISIL NSE Index (National Stock Exchange of India’s Benchmark Index)
DAX	Deutscher Aktienindex (Frankfurt Stock Index)
DJIA	Dow Jones Industrial Average
EAFE	Europe, Australasia and Far East
EURIBOR	Euro Interbank Offer Rate
FTSE	Financial Times Stock Exchange
HG	High Grade
HSCEI	Hang Seng China Enterprises Index
IBEX	Índice Bursatil Español (Bolsa de Madrid Stock Market Index)
KC HRW	Kansas City Hard Red Winter
KOSPI	Korean Composite Stock Price Index
MIB	Milano Italia Borsa (FTSE MIB is the primary benchmark index for the Italian equity markets)
NASDAQ	National Association of Securities Dealers Automated Quotations
OAT	Obligations Assimilables du Tresor (Treasury Obligations)
OMX	Norwegian Stockholm Stock Exchange
RBOB	Reformulated Blendstock for Oxygenate Blending
Schatz	Bundesschatzanweisungen (German Federal Government 2-Year Securities)
SGX	Singapore Exchange
STOXX	Deutsche Börse Group & SIX Group Index
TAIEX	Taiwan Capitalization Weighted Stock Index
TOPIX	Tokyo Price Index
TSX	Toronto Stock Exchange
ULSD	Ultra-Low Sulfur Diesel
WTI	West Texas Intermediate

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

At October 31, 2016

	Transamerica Global Multifactor Macro	Transamerica Managed Futures Strategy
Assets:
Investments, at value (A)	$149,491,549	$182,984,460
Cash on deposit with broker	14,289,386	11,390,000
Cash on deposit with custodian	1,950,002	6,272,404
Foreign currency, at value (B)	20,745	54,677
Receivables:
Shares of beneficial interest sold	—	5,704
Due from investment manager	12,088	—
Investments sold	95,884	4,339,700
Interest	26,485	2,186
Variation margin receivable	407,044	—
OTC swap agreements, at value	2,847,453	613,668
Unrealized appreciation on forward foreign currency contracts	5,669,149	7,939,644
Total assets	174,809,785	213,602,443

Liabilities:
Due to custodian	137,027	68,549
Cash deposit due to broker	1,670,000	—
Payables and other liabilities:
Shares of beneficial interest redeemed	4,202	97,562
Investments purchased	5,901	1,071,991
Investment management fees	—	77,265
Transfer agent fees	1,078	1,315
Trustees, CCO and deferred compensation fees	61	172
Audit and tax fees	35,188	16,305
Custody fees	243,991	337,681
Legal fees	1,348	1,839
Printing and shareholder reports fees	1,514	6,620
Registration fees	900	1,049
Other	367	502
Variation margin payable	—	208,948
OTC swap agreements, at value	1,157,967	1,222,936
Unrealized depreciation on forward foreign currency contracts	4,864,910	8,306,037
Total liabilities	8,124,454	11,418,771
Net assets	$166,685,331	$202,183,672

Net assets consist of:
Paid-in capital	$163,126,977	$264,136,963
Undistributed (distributions in excess of) net investment income (loss)	(5,024,944)	(50,952,752)
Accumulated net realized gain (loss)	3,916,114	(9,825,447)
Net unrealized appreciation (depreciation) on:
Investments	—	18,910
Swap agreements	1,140,261	(609,268)
Futures contracts	2,720,790	(212,685)
Translation of assets and liabilities denominated in foreign currencies	806,133	(372,049)
Net assets	$166,685,331	$202,183,672
Shares outstanding (unlimited shares, no par value)	17,059,217	23,863,138
Net asset value and offering price per share	$9.77	$8.47

(A) Investments, at cost	$149,491,549	$182,965,550
(B) Foreign currency, at cost	$20,948	$55,854

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

CONSOLIDATED STATEMENTS OF OPERATIONS

For the year ended October 31, 2016

	Transamerica Global Multifactor Macro	Transamerica Managed Futures Strategy
Investment Income:
Interest income	$289,682	$825,840
Withholding taxes on foreign income	(10,383)	(3,749)
Total investment income	279,299	822,091

Expenses:
Investment advisory fees	1,100,463	1,376,295
Investment management fees	1,868,681	2,274,977
Administration fees	22,273	30,480
Transfer agent fees	14,748	19,898
Trustees, CCO and deferred compensation fees	3,015	3,975
Audit and tax fees	43,938	20,182
Custody fees	1,289,890	1,598,508
Legal fees	8,683	10,460
Printing and shareholder reports fees	3,185	7,339
Registration fees	4,075	5,355
Other	12,186	18,942
Total expenses before waiver and/or reimbursement and recapture	4,371,137	5,366,411
Expense waived and/or reimbursed	(1,412,687)	(1,506,099)
Recapture of previously waived and/or reimbursed fees	93	—
Reimbursement of custody fees(A)	(4,528)	(36,657)
Net expenses	2,954,015	3,823,655
Net investment income (loss)	(2,674,716)	(3,001,564)

Net realized gain (loss) on:
Investments	(13)	(11,751)
Swap agreements	(1,644,544)	(3,307,346)
Futures contracts	(1,547,119)	(2,233,626)
Foreign currency transactions	1,845,175	(403,217)
Net realized gain (loss)	(1,346,501)	(5,955,940)

Net change in unrealized appreciation (depreciation) on:
Investments	—	10,039
Swap agreements	1,026,282	(661,515)
Futures contracts	2,767,315	(3,115,127)
Translation of assets and liabilities denominated in foreign currencies	1,273,452	3,493,121
Net change in unrealized appreciation (depreciation)	5,067,049	(273,482)
Net realized and change in unrealized gain (loss)	3,720,548	(6,229,422)
Net increase (decrease) in net assets resulting from operations	$1,045,832	$(9,230,986)

(A)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

For the period and years ended:

	Transamerica Global Multifactor Macro		Transamerica Managed Futures Strategy
	October 31, 2016	October 31, 2015 (A)	October 31, 2016	October 31, 2015
From operations:
Net investment income (loss)	$(2,674,716)	$(1,825,312)	$(3,001,564)	$(5,654,235)
Net realized gain (loss)	(1,346,501)	1,689,146	(5,955,940)	76,749,404
Net change in unrealized appreciation (depreciation)	5,067,049	(399,865)	(273,482)	(14,102,410)
Net increase (decrease) in net assets resulting from operations	1,045,832	(536,031)	(9,230,986)	56,992,759

Dividends and/or distributions to shareholders:
Net investment income	(8,580,354)	—	(30,830,649)	(3,355,940)
Net realized gains	—	—	(27,923,245)	(19,223,096)
Total dividends and/or distributions to shareholders	(8,580,354)	—	(58,753,894)	(22,579,036)

Capital share transactions:
Proceeds from shares sold	9,407,919	234,790,032	31,921,013	109,648,363
Dividends and/or distributions reinvested	8,580,354	—	58,753,894	22,579,036
Cost of shares redeemed	(66,007,583)	(12,014,838)	(146,137,708)	(254,896,383)
Net increase (decrease) in net assets resulting from capital share transactions	(48,019,310)	222,775,194	(55,462,801)	(122,668,984)
Net increase (decrease) in net assets	(55,553,832)	222,239,163	(123,447,681)	(88,255,261)

Net assets:
Beginning of period/year	222,239,163	—	325,631,353	413,886,614
End of period/year	$166,685,331	$222,239,163	$202,183,672	$325,631,353
Undistributed (distributions in excess of) net investment income (loss)	$(5,024,944)	$(2,028,630)	$(50,952,752)	$(18,505,618)

Capital share transactions - shares:
Shares issued	951,758	23,292,482	3,523,679	9,748,911
Shares reinvested	888,235	—	6,653,895	2,102,331
Shares redeemed	(6,881,107)	(1,192,151)	(15,761,383)	(22,672,295)
Net increase (decrease) in shares outstanding	(5,041,114)	22,100,331	(5,583,809)	(10,821,053)

(A)	Commenced operations on March 3, 2015.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and year indicated:	Transamerica Global Multifactor Macro
	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$10.06		$10.00
Investment operations:
Net investment income (loss) (B) (C)	(0.13	)(D)	(0.10)
Net realized and unrealized gain (loss)	0.23		0.16
Total investment operations	0.10		0.06
Dividends and/or distributions to shareholders:
Net investment income	(0.39)		—
Net asset value, end of period/year	$9.77		$10.06
Total return	1.01%		0.60	%(E)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$166,685		$222,239
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	2.22%		1.93	%(G)
Including waiver and/or reimbursement and recapture	1.50	%(D)	1.50	%(G)
Net investment income (loss) to average net assets (C)	(1.36	)%(D)	(1.49	)%(G)
Portfolio turnover rate (H)	—%		—	%(E)

(A)	Commenced operations on March 3, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Not annualized.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(G)	Annualized.
(H)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

For a share outstanding during the years indicated:	Transamerica Managed Futures Strategy
	October 31, 2016		October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012
Net asset value, beginning of year	$11.06		$10.28	$10.10	$9.36	$9.34
Investment operations:
Net investment income (loss) (A) (B)	(0.10	)(C)	(0.15)	(0.14)	(0.13)	(0.13)
Net realized and unrealized gain (loss)	(0.37)		1.46	0.64	0.87	0.16
Total investment operations	(0.47)		1.31	0.50	0.74	0.03
Dividends and/or distributions to shareholders:
Net investment income	(1.11)		(0.08)	(0.04)	—	(0.00	)(D)
Net realized gains	(1.01)		(0.45)	(0.28)	—	(0.01)
Total dividends and/or distributions to shareholders	(2.12)		(0.53)	(0.32)	—	(0.01)
Net asset value, end of year	$8.47		$11.06	$10.28	$10.10	$9.36
Total return	(5.00)%		12.89%	4.97%	7.91%	0.31%
Ratio and supplemental data:
Net assets end of year (000’s)	$202,184		$325,631	$413,887	$441,775	$302,123
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	2.02%		1.68%	1.68%	1.57%	1.37%
Including waiver and/or reimbursement and recapture	1.44	%(C)	1.42%	1.42%	1.32%	1.37%
Net investment income (loss) to average net assets (B)	(1.13	)%(C)	(1.37)%	(1.39)%	(1.30)%	(1.35)%
Portfolio turnover rate (F)	—%		—%	—%	—%	—%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Fund invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Does not include expenses of the investment companies and/or ETFs in which the Fund invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS

At October 31, 2016

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. The funds (each, a “Fund” and collectively, the “Funds”) are each a series of the Trust and are listed below.

Fund
Transamerica Core Bond (“Core Bond”)
Transamerica Developing Markets Equity (“Developing Markets Equity”)
Transamerica Event Driven (“Event Driven”)
Transamerica Global Real Estate Securities (“Global Real Estate Securities”)
Transamerica Intermediate Bond (“Intermediate Bond”)
Transamerica International Equity Opportunities (“International Equity Opportunities”)
Transamerica International Small Cap (“International Small Cap”)
Transamerica Long/Short Strategy (“ Long/Short Strategy”)
Transamerica Mid Cap Value (“Mid Cap Value”)
Transamerica Total Return (“Total Return”)
Transamerica Global Multifactor Macro (“Global Multifactor Macro”)
Transamerica Managed Futures Strategy (“Managed Futures Strategy”)

Event Driven, Global Real Estate Securities, Global Multifactor Macro, and Managed Futures Strategy are classified as “non-diversified” funds, as defined under the 1940 Act.

The Funds’ Board of Trustees (the “Board”) approved the reorganization of each series of Transamerica Partners Funds Group, Transamerica Partners Funds Group II and Transamerica Partners Portfolios into new and existing Funds within the Trust.

Following are the proposed reorganizations into an existing destination Fund which (as of October 31, 2016) offered only Class I2 shares:

Target Fund	Destination Fund
Transamerica Partners Core Bond	Intermediate Bond
Transamerica Partners Institutional Core Bond
Transamerica Partners Core Bond Portfolio

Each proposed reorganization is subject to target fund shareholder approval and other closing conditions. The target funds would receive newly-issued Class R, Class R4 or Class I3 shares, as applicable, in the reorganization.

This report must be accompanied or preceded by the Funds’ current prospectuses, which contain additional information about the Funds, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Funds. TAM provides continuous and regular investment management services to the Funds. TAM supervises each Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Funds.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of a Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Funds and their investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Funds employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Funds’ investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Funds; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Board, participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Funds; oversight of other service providers to the Funds, such as the custodian, the transfer agent, the Funds’ independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Funds;

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

1. ORGANIZATION (continued)

and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Funds, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

Effective March 1, 2016, TAM’s investment management services also include the provision of supervisory and administrative services to the Funds. These services include performing certain administrative services for the Funds and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Funds by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Funds from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of fund investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Funds’ custodian and dividend disbursing agent and monitoring their services to the Funds; assisting the Funds in preparing reports to shareholders; acting as liaison with the Funds’ independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Funds. Prior to March 1, 2016, Transamerica Funds Services, Inc. (“TFS”) provided administrative services to the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Funds’ financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.

Foreign currency denominated investments: The accounting records of the Funds are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. Each Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Funds are informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Funds may be subjected to taxes imposed by the countries in which they invest, with respect to their investments in issuers existing or operating in such countries. The Funds may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds accrue such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Funds may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Payables, if any, are reflected as Due to custodian in the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statements of Operations or Consolidated Statements of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statements of Operations or Consolidated Statements of Operations.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Funds with broker/dealers with which other funds or portfolios advised by TAM have established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Funds. In no event will commissions paid by the Funds be used to pay expenses that would otherwise be borne by any other funds or portfolios advised by TAM, or by any other party.

Commissions recaptured are included in Net realized gain (loss) within the Statements of Operations or Consolidated Statements of Operations. For the year ended October 31, 2016, commissions recaptured are listed below. Funds not listed in the subsequent table do not have any commissions recaptured during the year ended October 31, 2016.

Fund	Commissions Recaptured
Global Real Estate Securities	$4,875
International Equity Opportunities	600
Mid Cap Value	1,873

Statement of cash flows: GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. These conditions may include the enterprise had little or no debt, based on the average debt outstanding during the period, or little or no illiquid investments, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of sale-buyback financing transactions, line of credit borrowing, short sale transactions, or illiquid investments have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows have been prepared for Event Driven and Long/Short Strategy using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

Indemnification: In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Funds value their investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

3. SECURITY VALUATION (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value levels. The hierarchy classification of inputs used to value the Funds’ investments, at October 31, 2016, is disclosed within the Security Valuation section of each Fund’s Schedule of Investments or Consolidated Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Funds use fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Funds’ significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Investment companies and exchange-traded funds (“ETF”): Investment companies are valued at the NAV of the underlying funds. These securities are actively traded and no valuation adjustments are applied. ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. Investment companies and ETFs are generally categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

3. SECURITY VALUATION (continued)

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate and convertible bonds: The fair value of corporate and convertible bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate and convertible bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

U.S. Government securities: U.S. Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. Government securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal bonds & notes and variable rate notes: The fair value of municipal bonds & notes and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Rights and warrants: Rights and warrants may be priced intrinsically using a model that incorporates the subscription or strike price, the daily market price for the underlying security, and a subscription ratio. If the inputs are unavailable, or if the subscription or strike price is higher than the market price, then the rights or warrants are priced at zero. Rights or warrants are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Short-term notes: The Funds normally value short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Commercial paper is valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

3. SECURITY VALUATION (continued)

Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Board. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Funds using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Funds to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Funds assume the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

Each Fund, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Funds that participate in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Funds have direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Funds may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Funds held no unsecured loan participations at October 31, 2016. Open secured loan participations and assignments at October 31, 2016, if any, are included within the Schedule of Investments or Consolidated Schedule of Investments.

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Dividend income related to a REIT is recorded at management’s estimate of the income and capital gains included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at October 31, 2016, if any, are identified within the Schedule of Investments or Consolidated Schedule of Investments.

Restricted and illiquid securities: The Funds may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at October 31, 2016, if any, are identified within the Schedule of Investments or Consolidated Schedule of Investments.

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

4. SECURITIES AND OTHER INVESTMENTS (continued)

To be announced (“TBA”) commitments: TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Funds’ other assets. Unsettled TBA commitments are valued at the current value of the underlying securities.

TBA commitments held at October 31, 2016, if any, are identified within the Schedule of Investments or Consolidated Schedule of Investments. Open balances at October 31, 2016, if any, are included in When-issued, delayed-delivery, and forward commitment purchased or sold within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

Treasury inflation-protected securities (“TIPS”): Certain Funds may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at October 31, 2016, if any, are included within the Schedule of Investments or Consolidated Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income in the Statements of Operations or Consolidated Statements of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

When-issued, delayed-delivery, and forward commitment transactions: The Funds may purchase or sell securities on a when-issued, delayed-delivery, and forward commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds engage in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Funds engage in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Funds will segregate with their custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Funds if the other party to the transaction defaults on its obligation to make payment or delivery, and the Funds are delayed or prevented from completing the transaction. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Funds sell a security on a delayed-delivery basis, the Funds do not participate in future gains and losses on the security.

When-issued, delayed-delivery, and forward commitment transactions held at October 31, 2016, if any, are identified within the Schedule of Investments or Consolidated Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, and forward commitment securities purchased or sold within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by their investment policies, to raise additional cash to be invested in other securities or instruments. When the Funds invest borrowing proceeds in other securities, the Funds will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Funds may borrow on a secured or on an unsecured basis. If the Funds enter into a secured borrowing arrangement, a portion of the Funds’ assets will be used as collateral. The 1940 Act requires the Funds to maintain asset coverage of at least 300% of the amount of their borrowings. Asset coverage means the ratio that the value of the Funds’ total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Funds may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Funds pursuant to a Securities Lending Agreement. The lending of securities exposes the Funds to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Funds may experience delays in recovery of the loaned securities or delays in access to collateral, or the Funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Funds in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Funds seek to increase their net investment income through the receipt of interest and fees. Such income is reflected separately in the Statements of Operations or Consolidated Statements of Operations. Net income from securities lending in the Statements of Operations or Consolidated Statements of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at October 31, 2016, if any, are shown on a gross basis within the Schedule of Investments or Consolidated Schedule of Investments and Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

Reverse repurchase agreements: The Funds may enter into reverse repurchase agreements in which the Funds sell portfolio securities and agree to repurchase them from the buyer at a specified date and price. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Pursuant to the terms of the reverse repurchase agreements, the Funds’ custodian must segregate assets with an aggregate market value greater than or equal to 100% of the repurchase price. In periods of increased demand for the security, the Funds may receive a fee for use of the security by the counterparty, which may result in interest income to the Funds. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreement may decline below the repurchase price. The Funds are subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Funds. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Funds exercising their rights under the agreement, or those rights may be limited by other contractual agreements.

For the year ended October 31, 2016, the Funds’ average borrowings are as follows:

Fund	Average Daily Borrowing	Number of Days Outstanding	Weighted Average Interest Rate
Total Return	$37,318,462	366	0.61%

Open reverse repurchase agreements at October 31, 2016, if any, are included within the Schedule of Investments or Consolidated Schedule of Investments and Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

Sale-buyback: The Funds may enter into sale-buyback financing transactions. The Funds account for sale-buyback financing transactions as borrowing transactions and realize gains and losses on these transactions at the end of the roll period. Sale-buyback financing transactions involve sales by the Funds of securities and simultaneously contracts to repurchase the same or substantially similar securities at an agreed upon price and date.

The Funds forgo principal and interest paid during the roll period on the securities sold in a sale-buyback financing transaction. The Funds are compensated by the difference between the current sales price and the price for the future purchase (often referred to as the “price drop”), as well as by any interest earned on the proceeds of the securities sold. Sale-buyback financing transactions may be renewed with a new sale and a repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Sale-buyback financing transactions expose the Funds to risks such as, the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Funds, the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. The Funds’ obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Funds’ forward commitment to repurchase the subject security. Sale-buyback financing transactions accounted for as borrowing transactions are excluded from the Funds’ turnover rates. The Funds recognize price drop fee income on a straight line basis over the period of the roll. For the year ended October 31, 2016, Total Return earned price drop fee income of $37,993. The price drop fee income is included in Interest income in the Statements of Operations or Consolidated Statements of Operations.

The outstanding payable for securities to be repurchased, if any, is included in Payable for sale-buyback financing transactions in the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. The interest expense is included in Interest

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

income on the Statements of Operations or Consolidated Statements of Operations. In periods of increased demand of the security, the Funds may receive a fee for use of the security by the counterparty, which may result in interest income to the Funds, and is reflected in Interest income on the Statements of Operations or Consolidated Statements of Operations.

For the year ended October 31, 2016, the Funds’ average borrowings are as follows:

Fund	Average Daily Borrowing	Number of Days Outstanding	Weighted Average Interest Rate
Total Return	$1,839,485	144	0.45%

Open sale-buyback financing transactions at October 31, 2016, if any, are identified within the Schedule of Investments or Consolidated Schedule of Investments.

Repurchase agreements: In a repurchase agreement, the Funds purchase a security and simultaneously commit to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Funds’ custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Funds will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Funds and their counterparties that provide for the net settlement of all transactions and collateral with the Funds, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments or Consolidated Schedule of Investments, and as part of Repurchase agreements, at value on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments or Consolidated Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2016.

Repurchase agreements at October 31, 2016, if any, are included within the Schedule of Investments or Consolidated Schedule of Investments and Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

Line of credit: Event Driven has entered into an agreement with Citibank, N.A. to provide a $60 million committed line of credit to the Fund to be utilized for the purpose of purchasing or carrying securities. An upfront facility fee, calculated as 0.25% of the entire commitment amount, was due to Citibank, N.A. on the closing date of the agreement. Interest is charged to the Fund based on its borrowings at a rate per year of 1.20% plus the one-month London Interbank Offered Rate (“LIBOR”). The Fund has agreed to pay commitment fees of 0.15% per year on the unused portion of the line of credit during the preceding calendar month. The facility fee is included in Other expenses, and the interest expense and commitment fees are included in Interest within the Statements of Operations or Consolidated Statements of Operations.

For the year ended October 31, 2016 the Fund’s average borrowings are as follows:

Fund	Average Daily Borrowing	Number of Days Outstanding	Weighted Average Interest Rate
Event Driven	$15,000,000	366	1.62%

Short sales: A short sale is a transaction in which the Funds sell securities they do not own, but have borrowed, in anticipation of a decline in the fair market value of the securities. The Funds are obligated to replace the borrowed securities at the market price at the time of replacement. The Funds’ obligation to replace the securities borrowed in connection with a short sale is fully secured by collateral deposited with the custodian. In addition, the Funds consider the short sale to be a borrowing by the Funds that is subject to the asset coverage requirements of the 1940 Act. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include that possible losses from short sales may be unlimited (e.g., if the price of stocks sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and the Funds may be unable to replace borrowed securities sold short.

The Funds investing in short sales are liable for any dividends and/or interest payable on securities in a short position and these payables, if any, are reflected as Dividends, interest and fees for borrowings from securities sold short within the Statements of Operations or Consolidated Statements of Operations. The Funds also bear other costs, such as charges for the prime brokerage accounts, in connection with short positions. These costs are reported as Dividends, interest and fees for borrowings from securities sold short within the Statements of Operations or Consolidated Statements of Operations.

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Open short sale transactions at October 31, 2016, if any, are included within the Schedule of Investments or Consolidated Schedule of Investments and are reflected as a liability within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2016.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Transamerica Core Bond
Securities Lending Transactions
Corporate Debt Securities	$10,103,467	$—	$—	$—	$10,103,467
Foreign Government Obligations	425,868	—	—	—	425,868
U.S. Government Obligations	3,995,819	—	—	—	3,995,819
Total Securities Lending Transactions	$14,525,154	$—	$—	$—	$14,525,154
Total Borrowings	$14,525,154	$—	$—	$—	$14,525,154

Transamerica Developing Markets Equity
Securities Lending Transactions
Common Stocks	$42,152,751	$—	$—	$—	$42,152,751
Total Borrowings	$42,152,751	$—	$—	$—	$42,152,751

Transamerica Event Driven
Securities Lending Transactions
Convertible Bonds	$2,757,925	$—	$—	$—	$2,757,925
Corporate Debt Securities	2,650,983	—	—	—	2,650,983
Total Securities Lending Transactions	$5,408,908	$—	$—	$—	$5,408,908
Total Borrowings	$5,408,908	$—	$—	$—	$5,408,908

Transamerica Global Real Estate Securities
Securities Lending Transactions
Common Stocks	$437,413	$—	$—	$—	$437,413
Total Borrowings	$437,413	$—	$—	$—	$437,413

Transamerica Intermediate Bond
Securities Lending Transactions
Corporate Debt Securities	$7,154,214	$—	$—	$—	$7,154,214
Foreign Government Obligations	2,010,093	—	—	—	2,010,093
Short-Term U.S. Government Obligations	3,590,973	—	—	—	3,590,973
Total Securities Lending Transactions	$12,755,280	$—	$—	$—	$12,755,280
Total Borrowings	$12,755,280	$—	$—	$—	$12,755,280

Transamerica International Equity Opportunities
Securities Lending Transactions
Common Stocks	$21,759,607	$—	$—	$—	$21,759,607
Total Borrowings	$21,759,607	$—	$—	$—	$21,759,607

Transamerica International Small Cap
Securities Lending Transactions
Common Stocks	$15,320,382	$—	$—	$—	$15,320,382
Total Borrowings	$15,320,382	$—	$—	$—	$15,320,382

Transamerica Mid Cap Value
Securities Lending Transactions
Common Stocks	$3,003,032	$—	$—	$—	$3,003,032
Total Borrowings	$3,003,032	$—	$—	$—	$3,003,032

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Transamerica Total Return
Securities Lending Transactions
Corporate Debt Securities	$235,480	$—	$—	$—	$235,480
Reverse Repurchase Agreements
U.S. Government Obligations	$4,410,000	$48,801,375	$39,391,838	$30,751,636	$123,354,849
Sale Buy-back Transactions U.S.
Government Obligations	$—	$2,052,256	$—	$—	$2,052,256
Total Borrowings	$4,645,480	$50,853,631	$39,391,838	$30,751,636	$125,642,585

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Funds’ investment objectives allow the Funds to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Funds’ investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Funds.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Funds. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Funds’ exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Option contracts: The Funds are subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing their investment objectives. The Funds may enter into option contracts to manage exposure to various market fluctuations. The Funds may purchase or write call and put options on securities and derivative instruments in which each Fund owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on exchange-traded funds and/or securities: The Funds may purchase or write options on ETFs and/or securities. Purchasing or writing options on ETFs and/or securities gives the Funds the right, but not the obligation to buy or sell a specified ETF and/or security as an underlying instrument for the option contract.

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Options on futures: The Funds may purchase or write options on futures. Purchasing or writing options on futures gives the Funds the right, but not obligation to buy or sell a position on a futures contract at the specified option exercise price at any time during the period of the option.

Options on foreign currency: The Funds may purchase or write foreign currency options. Purchasing or writing options on foreign currency gives the Funds the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Interest rate swaptions: The Funds may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Funds pay premiums, which are included in the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Funds write a covered call or put option, the premium received is recorded as a liability in the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Funds could result in the Funds selling or buying a security or currency at a price different from the current market value.

As of October 31, 2016, transactions in written options are as follows:

	Call Options		Put Options
Event Driven	Amount of Premiums	Number of Contracts	Amount of Premiums	Number of Contracts
Balance at October 31, 2015	$—	—	$—	—
Options written	99,152	1,308	269,508	7,085
Options closed	(99,152)	(1,308)	(238,650)	(5,265)
Options expired	—	—	(30,858)	(1,820)
Options exercised	—	—	—	—

Balance at October 31, 2016	$—	—	$—	—

	Call Options		Put Options
Total Return	Amount of Premiums	Number of Contracts	Amount of Premiums	Number of Contracts
Balance at October 31, 2015	$44,960	97	$—	—
Options written	328,439	1,068	445,646	1,546
Options closed	(30,828)	(94)	(27,490)	(112)
Options expired	(277,138)	(768)	(209,929)	(852)
Options exercised	(65,433)	(303)	(186,519)	(504)

Balance at October 31, 2016	$—	—	$21,708	78

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

As of October 31, 2016, transactions in written foreign exchange options and swaptions are as follows:

	Call Options
Total Return	Amount of Premiums	Notional Amount		Notional Amount		Notional Amount		Notional Amount
Balance at October 31, 2015	$485,064	AUD	7,400,000	EUR	16,100,000	GBP	—	USD	71,400,000
Options written	1,374,833		29,800,000		33,400,000		6,750,000		138,100,000
Options closed	(210,522)		(4,300,000)		(14,400,000)		(1,750,000)		(11,200,000)
Options expired	(957,250)		(21,800,000)		(26,500,000)		(5,000,000)		(114,100,000)
Options exercised	(183,784)		(6,800,000)		(8,600,000)		—		(8,100,000)
Balance at October 31, 2016	$508,341	AUD	4,300,000	EUR	—	GBP	—	USD	76,100,000

	Put Options
Total Return	Amount of Premiums	Notional Amount		Notional Amount		Notional Amount		Notional Amount
Balance at October 31, 2015	$792,532	AUD	—	EUR	—	GBP	—	USD	139,400,000
Options written	860,500		21,900,000		36,500,000		3,700,000		114,500,000
Options closed	(115,047)		—		(8,400,000)		—		(11,200,000)
Options expired	(932,599)		(18,900,000)		(28,100,000)		—		(192,600,000)
Options exercised	(157,580)		—		—		—		(23,400,000)
Balance at October 31, 2016	$447,806	AUD	3,000,000	EUR	—	GBP	3,700,000	USD	26,700,000

Open option contracts at October 31, 2016, if any, are included within the Schedule of Investments or Consolidated Schedule of Investments.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Funds and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Funds may enter into credit default, cross-currency, interest rate, total return, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss in the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected as such in the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as Net realized gain (loss) in the Statements of Operations or Consolidated Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as Net realized gain (loss) in the Statements of Operations or Consolidated Statements of Operations. Net periodic payments received or paid by the Funds are included as part of Net realized gain (loss) in the Statements of Operations or Consolidated Statements of Operations.

Credit default swap agreements: The Funds are subject to credit risk in the normal course of pursuing their investment objectives. The Funds enter into credit default swap agreements to manage their exposure to the market or certain sectors of the market to reduce their risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Funds’ maximum risk of

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Funds and the counterparty, and by the posting of collateral.

Certain Funds sell credit default swap agreements, which exposes them to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. The aggregate fair value of the credit default swap agreements is disclosed in the Schedule of Investments or Consolidated Schedule of Investments. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swap agreements is included in the footnotes to the Schedule of Investments or Consolidated Schedule of Investments. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Funds would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because the Funds hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Funds enter into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. Funds with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Funds’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Funds and the counterparty, and by the posting of collateral.

Total return swap agreements: The Funds are subject to commodity risk, equity risk, and other risks related to the underlying investments of the swap agreement in the normal course of pursuing their investment objectives. The value of the commodity-linked investments held by the Funds can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting a Fund’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference entity, which may be an equity, index, or bond, and in return receives a regular stream of payments.

Open centrally cleared swap agreements at October 31, 2016, if any, are listed in the Schedule of Investments or Consolidated Schedule of Investments. Centrally cleared swap agreements are marked-to-market daily and an appropriate payable or receivable for the variation margin is recorded, if applicable, and is shown in Variation margin receivable or payable within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

Open OTC swap agreements at October 31, 2016, if any, are listed in the Schedule of Investments or Consolidated Schedule of Investments. The value, as applicable, is shown in OTC Swap agreements, at value within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

Futures contracts: The Funds are subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing their investment objectives. The Funds use futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Funds are required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Funds, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. Upon entering into such contracts, the Funds bear the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Funds may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Open futures contracts at October 31, 2016, if any, are listed within the Schedule of Investments or Consolidated Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

Forward foreign currency contracts: The Funds are subject to foreign exchange rate risk exposure in the normal course of pursuing their investment objectives. The Funds may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Additionally, Managed Futures Strategy utilizes forward foreign currency contracts for speculative purposes. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at October 31, 2016, if any, are listed within the Schedule of Investments or Consolidated Schedule of Investments.

The following is a summary of the location and each Fund’s fair values of derivative investments disclosed, if any, within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities, categorized by primary market risk exposure as of October 31, 2016. Funds not listed in the subsequent tables do not have derivative investments during the year ended October 31, 2016.

Asset Derivatives
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Event Driven
Purchased options and swaptions (A) (B)	$—	$—	$321,050	$—	$—	$321,050
OTC swap agreements, at value	—	—	—	143,518	—	143,518
Unrealized appreciation on forward foreign currency contracts	—	190	—	—	—	190
Total	$—	$190	$321,050	$143,518	$—	$464,758

Total Return
Purchased options and swaptions (A) (B)	$240,213	$—	$—	$—	$—	$240,213
Centrally cleared swap agreements, at value (B) (C)	394,970	—	—	5,031	—	400,001
OTC swap agreements, at value	—	—	—	39,541	—	39,541
Net unrealized appreciation on futures contracts (B) (D)	374,618	—	—	—	—	374,618
Unrealized appreciation on forward foreign currency contracts	—	7,511,668	—	—	—	7,511,668
Total	$1,009,801	$7,511,668	$—	$44,572	$—	$8,566,041

Global Multifactor Macro
Centrally cleared swap agreements, at value (B) (C)	$8,525,740	$—	$—	$—	$—	$8,525,740
OTC swap agreements, at value	2,269,393	—	507,804	—	70,256	2,847,453
Net unrealized appreciation on futures contracts (B) (D)	500,746	—	2,298,612	—	954,215	3,753,573
Unrealized appreciation on forward foreign currency contracts	—	5,669,149	—	—	—	5,669,149
Total	$11,295,879	$5,669,149	$2,806,416	$—	$1,024,471	$20,795,915

Managed Futures Strategy
OTC swap agreements, at value	$101,632	$—	$512,036	$—	$—	$613,668
Net unrealized appreciation on futures contracts (B) (D)	260,256	—	432,675	—	1,002,100	1,695,031
Unrealized appreciation on forward foreign currency contracts	—	7,939,644	—	—	—	7,939,644
Total	$361,888	$7,939,644	$944,711	$—	$1,002,100	$10,248,343

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Liability Derivatives
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Event Driven
Unrealized depreciation on forward foreign currency contracts	$—	$(47,758)	$—	$—	$—	$(47,758)
Total	$—	$(47,758)	$—	$—	$—	$(47,758)

Total Return
Written options and swaptions, at value (B)	$(164,783)	$(308,665)	$—	$—	$—	$(473,448)
Centrally cleared swap agreements, at value (B) (C)	(13,496,293)	—	—	(1,468)	—	(13,497,761)
OTC swap agreements, at value	—	—	—	(341,897)	—	(341,897)
Net unrealized depreciation on futures contracts (B) (D)	(2,973,970)	—	—	—	—	(2,973,970)
Unrealized depreciation on forward foreign currency contracts	—	(4,517,936)	—	—	—	(4,517,936)
Total	$(16,635,046)	$(4,826,601)	$—	$(343,365)	$—	$(21,805,012)

Global Multifactor Macro
Centrally cleared swap agreements, at value (B) (C)	$(4,920,324)	$—	$—	$—	$—	$(4,920,324)
OTC swap agreements, at value	(764,961)	—	(304,103)	—	(88,903)	(1,157,967)
Net unrealized depreciation on futures contracts (B) (D)	(89,035)	—	(313,134)	—	(630,614)	(1,032,783)
Unrealized depreciation on forward foreign currency contracts	—	(4,864,910)	—	—	—	(4,864,910)
Total	$(5,774,320)	$(4,864,910)	$(617,237)	$—	$(719,517)	$(11,975,984)

Managed Futures Strategy
OTC swap agreements, at value	$(231,751)	$—	$(991,185)	$—	$—	$(1,222,936)
Net unrealized depreciation on futures contracts (B) (D)	(239,611)	—	(391,465)	—	(1,276,640)	(1,907,716)
Unrealized depreciation on forward foreign currency contracts	—	(8,306,037)	—	—	—	(8,306,037)
Total	$(471,362)	$(8,306,037)	$(1,382,650)	$—	$(1,276,640)	$(11,436,689)

(A)	Included within Investments, at value on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.
(B)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(C)	Included within fair value of centrally cleared swap agreements as reported in the Schedule of Investments or Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.
(D)	Included within cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments or Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statements of Operations or Consolidated Statements of Operations, categorized by primary market risk exposure as of October 31, 2016.

Realized Gain (Loss) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Event Driven
Purchased options and swaptions (A)	$—	$—	$(4,847,559)	$—	$—	$(4,847,559)
Written options and swaptions	—	—	129,095	—	—	129,095
Swap agreements	(238,082)	—	—	(11,057)	—	(249,139)
Futures contracts	—	—	(156,767)	—	—	(156,767)
Forward foreign currency contracts (B)	—	893,119	—	—	—	893,119
Total	$(238,082)	$893,119	$(4,875,231)	$(11,057)	$—	$(4,231,251)

Total Return
Purchased options and swaptions (A)	$(491,910)	$—	$—	$—	$—	$(491,910)
Written options and swaptions	1,327,945	1,126,942	—	47,764	—	2,502,651
Swap agreements	(2,208,524)	—	45,439	746,065	—	(1,417,020)
Futures contracts	1,555,817	—	—	—	—	1,555,817
Forward foreign currency contracts (B)	—	9,636,726	—	—	—	9,636,726
Total	$183,328	$10,763,668	$45,439	$793,829	$—	$11,786,264

Global Multifactor Macro
Swap agreements	$(81,865)	$—	$(937,177)	$—	$(625,502)	$(1,644,544)
Futures contracts	(1,977,817)	—	(1,552,942)	—	1,983,640	(1,547,119)
Forward foreign currency contracts (B)	—	1,399,311	—	—	—	1,399,311
Total	$(2,059,682)	$1,399,311	$(2,490,119)	$—	$1,358,138	$(1,792,352)

Managed Futures Strategy
Swap agreements	$(2,616,472)	$—	$(690,874)	$—	$—	$(3,307,346)
Futures contracts	4,442,648	—	(13,136,684)	—	6,460,410	(2,233,626)
Forward foreign currency contracts (B)	—	(750,779)	—	—	—	(750,779)
Total	$1,826,176	$(750,779)	$(13,827,558)	$—	$6,460,410	$(6,291,751)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Event Driven
Purchased options and swaptions (C)	$—	$—	$(41,289)	$—	$—	$(41,289)
Swap agreements	—	—	—	(19,202)	—	(19,202)
Forward foreign currency contracts (D)	—	(175,015)	—	—	—	(175,015)
Total	$—	$(175,015)	$(41,289)	$(19,202)	$—	$(235,506)

Total Return
Purchased options and swaptions (C)	$(139,881)	$—	$—	$—	$—	$(139,881)
Written options and swaptions	102,012	(228,206)	—	—	—	(126,194)
Swap agreements	(8,887,004)	—	—	564,356	—	(8,322,648)
Futures contracts	(1,514,847)	—	—	—	—	(1,514,847)
Forward foreign currency contracts (D)	—	(8,575,099)	—	—	—	(8,575,099)
Total	$(10,439,720)	$(8,803,305)	$—	$564,356	$—	$(18,678,669)

Global Multifactor Macro
Swap agreements	$1,117,447	$—	$(65,994)	$—	$(25,171)	$1,026,282
Futures contracts	1,267,841	—	1,747,416	—	(247,942)	2,767,315
Forward foreign currency contracts (D)	—	1,249,315	—	—	—	1,249,315
Total	$2,385,288	$1,249,315	$1,681,422	$—	$(273,113)	$5,042,912

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Fund/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Managed Futures Strategy
Swap agreements	$(208,450)	$—	$(453,065)	$—	$—	$(661,515)
Futures contracts	(2,422,662)	—	15,215	—	(707,680)	(3,115,127)
Forward foreign currency contracts (D)	—	3,515,111	—	—	—	3,515,111
Total	$(2,631,112)	$3,515,111	$(437,850)	$—	$(707,680)	$(261,531)

(A)	Included within Net realized gain (loss) on transactions from Investments on the Statements of Operations or Consolidated Statements of Operations.
(B)	Included within Net realized gain (loss) on transactions from Foreign currency transactions on the Statements of Operations or Consolidated Statements of Operations.
(C)	Included within Net change in unrealized appreciation (depreciation) on Investments on the Statements of Operations or Consolidated Statements of Operations.
(D)	Included within Net change in unrealized appreciation (depreciation) on Translation of assets and liabilities denominated in foreign currencies on Statements of Operations or Consolidated Statements of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended October 31, 2016.

	Purchased Options and Swaptions at Value		Written Options and Swaptions at Value		Swap Agreements at Notional Amount	Futures Contracts at Notional Amount		Forward Foreign Currency Contracts at Contract Amount
Fund	Calls	Puts	Calls	Puts		Long	Short	Purchased	Sold
Event Driven	$220,089	$285,768	$(1,662)	$(3,023)	$2,092,772	18	(27)	$890,709	$16,865,878
Total Return	147,974	272,749	(311,619)	(353,958)	365,862,141	173,750,000	(455,138,462)	125,548,046	208,668,310
Global Multifactor Macro	—	—	—	—	5,404,760,238	2,215,004,472	(3,594,804,504)	205,784,746	206,132,530
Managed Futures Strategy	—	—	—	—	28,639,553	2,865,021,586	(509,318,061)	474,628,280	477,175,884

The Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with their contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Funds and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Funds exercise their right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Funds’ net liability may be delayed or denied.

Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Funds may be required to post collateral on derivatives if the Funds are in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Funds fail to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

The following is a summary of the Funds’ OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Funds as of October 31, 2016. For financial

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

reporting purposes, the Funds do not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. See the Repurchase agreement section within these notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements. Funds not listed in the subsequent tables do not have master netting agreements for open derivative positions.

	Gross Amounts of Assets Presented in Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities (A)	Gross Amounts Not Offset in the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities			Gross Amounts of Liabilities Presented in Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities (A)	Gross Amounts Not Offset in the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Event Driven
JPMorgan Chase Bank, N.A.	$143,518	$—	$—	$143,518	$—	$—	$—	$—
Other Derivatives (C)	321,240	—	—	321,240	47,758	—	—	47,758

Total	$464,758	$—	$—	$464,758	$47,758	$—	$—	$47,758

Total Return
Bank of America, N.A.	$178,207	$(28,670)	$(149,537)	$—	$28,670	$(28,670)	$—	$—
Barclays Bank PLC	28,899	—	—	28,899	—	—	—	—
BNP Paribas	784,243	(302,713)	(360,000)	121,530	302,713	(302,713)	—	—
Citibank N.A.	635,283	(187,774)	(310,000)	137,509	187,774	(187,774)	—	—
Deutsche Bank AG	2,692,907	(2,692,907)	—	—	2,724,103	(2,692,907)	—	31,196
Goldman Sachs Bank	428,492	(390,560)	—	37,932	390,560	(390,560)	—	—
Goldman Sachs International	—	—	—	—	123,394	—	—	123,394
HSBC Bank USA	372,438	(55,311)	(260,000)	57,127	55,311	(55,311)	—	—
JPMorgan Chase Bank, N.A.	975,387	(322,040)	(652,000)	1,347	322,040	(322,040)	—	—
Merrill Lynch International	—	—	—	—	108,596	—	—	108,596
Morgan Stanley Capital Services, Inc.	232,286	(64,601)	—	167,685	64,601	(64,601)	—	—
Nomura Global Financial Products, Inc.	—	—	—	—	5,983	—	—	5,983
Standard Chartered Bank	59,548	(59,548)	—	—	206,140	(59,548)	—	146,592
UBS AG	1,398,414	(793,896)	(530,000)	74,518	793,896	(793,896)	—	—
Other Derivatives (C)	779,937	—	—	779,937	16,491,231	—	—	16,491,231

Total	$8,566,041	$(4,898,020)	$(2,261,537)	$1,406,484	$21,805,012	$(4,898,020)	$—	$16,906,992

Global Multifactor Macro
Citibank N.A.	$5,699,118	$(4,910,281)	$—	$788,837	$4,910,281	$(4,910,281)	$—	$—
Goldman Sachs International	39,642	(39,642)	—	—	81,852	(39,642)	(42,210)	—
Merrill Lynch International	2,777,842	(1,030,744)	(1,670,000)	77,098	1,030,744	(1,030,744)	—	—
Other Derivatives (C)	12,279,313	—	—	12,279,313	5,953,107	—	—	5,953,107

Total	$20,795,915	$(5,980,667)	$(1,670,000)	$13,145,248	$11,975,984	$(5,980,667)	$(42,210)	$5,953,107

Managed Futures Strategy
Bank of America, N.A.	$236,333	$(236,333)	$—	$—	$453,488	$(236,333)	$(212,404)	$4,751
Citibank N.A.	8,226,168	(8,226,168)	—	—	8,730,200	(8,226,168)	(504,032)	—
Goldman Sachs International	—	—	—	—	163,665	—	(163,665)	—
Merrill Lynch International	90,811	(90,811)	—	—	181,620	(90,811)	(90,809)	—
Other Derivatives (C)	1,695,031	—	—	1,695,031	1,907,716	—	—	1,907,716

Total	$10,248,343	$(8,553,312)	$—	$1,695,031	$11,436,689	$(8,553,312)	$(970,910)	$1,912,467

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented in the Schedule of Investments or Consolidated Schedule of Investments.

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

7. RISK FACTORS

Investing in the Funds may involve certain risks, as discussed in the Funds’ prospectuses, including but not limited to the following:

Arbitrage strategy risk: Securities purchased pursuant to an arbitrage strategy intend to take advantage of a perceived relationship between the values of two or more securities and may not perform as expected.

Emerging market risk: Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign investments risks. These risks are greater for investments in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because these market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Fixed income risk: The market prices of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the market value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of investments may decline because of factors affecting a particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

Growth risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

High-yield debt risk: High-yield debt securities, commonly referred to as “junk bonds,” are securities that are rated below “investment grade” (securities rated below Baa/BBB) or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

Real estate investment trusts (“REIT”) and real estate risk: Investments in the real estate industry and REITs are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition, REITs are subject to a number of highly technical tax-related rules and requirements; and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment.

Small and medium capitalization risk: Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions than large capitalization companies. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate, and may offer greater potential for losses.

8. BASIS FOR CONSOLIDATION

Transamerica Cayman Global Multifactor Macro, Ltd. and Transamerica Cayman Managed Futures Strategy, Ltd. (each, a “Subsidiary”: collectively, the “Subsidiaries”) are organized under the laws of the Cayman Islands as wholly-owned subsidiaries which act as investment vehicles for Global Multifactor Macro and Managed Futures Strategy, respectively. The principal purpose of investment of the Subsidiaries is to allow the Funds noted above to gain exposure to the commodity markets within the limitations of the federal tax law requirements applicable to regulated investment companies.

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

8. BASIS FOR CONSOLIDATION (continued)

The following table reflects the net assets of each Subsidiary as a percentage of the Funds’ net assets at October 31, 2016:

Fund	Subsidiary	Value	Percentage of Net Assets
Global Multifactor Macro	Transamerica Cayman Global Multifactor Macro, Ltd.	$38,453,443	23.07%
Managed Futures Strategy	Transamerica Cayman Managed Futures Strategy, Ltd.	46,447,975	22.97

9. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Funds’ investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management, LLC (“AUIM”) is both an affiliate and sub-adviser of Intermediate Bond.

TFS is the Funds’ transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Funds are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Funds.

As of October 31, 2016, the percentage of each Fund’s net assets owned by affiliated investors are as follows:

Core Bond	Market Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative Portfolio	$151,980,447	11.99%
Transamerica Asset Allocation – Conservative VP	96,946,323	7.65
Transamerica Asset Allocation – Moderate Growth Portfolio	161,593,314	12.75
Transamerica Asset Allocation – Moderate Growth VP	150,675,836	11.89
Transamerica Asset Allocation – Moderate Portfolio	230,896,450	18.22
Transamerica Asset Allocation – Moderate VP	356,481,339	28.14
Transamerica International Moderate Growth VP	17,093,976	1.35
Transamerica Madison Balanced Allocation VP	13,332,183	1.05
Transamerica Madison Conservative Allocation VP	13,349,815	1.05
Total	$1,192,349,683	94.09%

Developing Markets Equity
Transamerica Asset Allocation – Conservative Portfolio	$27,206,911	2.70%
Transamerica Asset Allocation – Conservative VP	44,681,021	4.43
Transamerica Asset Allocation – Growth Portfolio	112,565,742	11.15
Transamerica Asset Allocation – Growth VP	81,921,833	8.12
Transamerica Asset Allocation – Moderate Growth Portfolio	133,124,317	13.19
Transamerica Asset Allocation – Moderate Growth VP	238,458,518	23.62
Transamerica Asset Allocation – Moderate Portfolio	73,310,409	7.26
Transamerica Asset Allocation – Moderate VP	241,935,804	23.96
Transamerica International Moderate Growth VP	19,880,325	1.97
Transamerica Multi-Manager Alternative Strategies Portfolio	14,213,581	1.41
Transamerica Multi-Manager Alternative Strategies VP	113,104	0.01
Total	$987,411,565	97.82%

Event Driven
Transamerica Asset Allocation – Conservative Portfolio	$10,543,014	10.82%
Transamerica Asset Allocation – Growth Portfolio	17,543,168	18.01
Transamerica Asset Allocation – Moderate Growth Portfolio	24,394,834	25.05
Transamerica Asset Allocation – Moderate Portfolio	18,984,649	19.49
Transamerica Multi-Manager Alternative Strategies Portfolio	25,179,858	25.85
Transamerica Multi-Manager Alternative Strategies VP	200,313	0.21
Total	$96,845,836	99.43%

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

9. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Global Real Estate Securities	Market Value	Percentage of Net Assets
Transamerica Asset Allocation – Growth Portfolio	$5,206,688	13.55%
Transamerica Asset Allocation – Moderate Growth Portfolio	13,401,557	34.86
Transamerica Multi-Manager Alternative Strategies Portfolio	12,988,346	33.80
Transamerica Multi-Manager Alternative Strategies VP	103,301	0.27
Total	$31,699,892	82.48%

Intermediate Bond
Transamerica Asset Allocation – Conservative Portfolio	$60,188,304	3.19%
Transamerica Asset Allocation – Conservative VP	361,700,280	19.18
Transamerica Asset Allocation – Moderate Growth Portfolio	73,580,720	3.90
Transamerica Asset Allocation – Moderate Growth VP	296,394,075	15.71
Transamerica Asset Allocation – Moderate Portfolio	99,765,435	5.29
Transamerica Asset Allocation – Moderate VP	924,467,856	49.01
Transamerica International Moderate Growth VP	47,118,723	2.50
Total	$1,863,215,393	98.78%

International Equity Opportunities
Transamerica Asset Allocation – Conservative Portfolio	$15,992,863	1.37%
Transamerica Asset Allocation – Conservative VP	44,173,215	3.79
Transamerica Asset Allocation – Growth Portfolio	65,073,009	5.59
Transamerica Asset Allocation – Growth VP	88,580,403	7.61
Transamerica Asset Allocation – Moderate Growth Portfolio	80,476,246	6.91
Transamerica Asset Allocation – Moderate Growth VP	330,304,575	28.38
Transamerica Asset Allocation – Moderate Portfolio	41,033,985	3.53
Transamerica Asset Allocation – Moderate VP	299,224,977	25.71
Transamerica International Moderate Growth VP	183,363,588	15.75
Total	$1,148,222,861	98.64%

International Small Cap
Transamerica Asset Allocation – Conservative Portfolio	$8,577,843	7.81%
Transamerica Asset Allocation – Growth Portfolio	29,381,834	26.76
Transamerica Asset Allocation – Moderate Growth Portfolio	40,827,550	37.20
Transamerica Asset Allocation – Moderate Portfolio	21,473,745	19.56
Transamerica Multi-Manager Alternative Strategies Portfolio	1,836,741	1.67
Transamerica Multi-Manager Alternative Strategies VP	14,663	0.01
Total	$102,112,376	93.01%

Long/Short Strategy
Transamerica Multi-Manager Alternative Strategies Portfolio	$14,221,182	99.25%
Transamerica Multi-Manager Alternative Strategies VP	113,188	0.79
Total	$14,334,370	100.04%

Mid Cap Value
Transamerica Asset Allocation – Conservative Portfolio	$11,878,364	4.56%
Transamerica Asset Allocation – Growth Portfolio	73,676,100	28.30
Transamerica Asset Allocation – Moderate Growth Portfolio	109,930,335	42.24
Transamerica Asset Allocation – Moderate Portfolio	52,571,474	20.20
Total	$248,056,273	95.30%

Total Return
Transamerica Asset Allocation – Conservative Portfolio	$152,370,190	27.37%
Transamerica Asset Allocation – Moderate Growth Portfolio	120,483,034	21.65
Transamerica Asset Allocation – Moderate Portfolio	206,699,147	37.13
Total	$479,552,371	86.15%

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

9. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Global Multifactor Macro	Market Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative Portfolio	$14,172,051	8.50%
Transamerica Asset Allocation – Growth Portfolio	19,049,595	11.43
Transamerica Asset Allocation – Moderate Growth Portfolio	45,417,379	27.25
Transamerica Asset Allocation – Moderate Portfolio	31,834,474	19.10
Transamerica Multi-Manager Alternative Strategies Portfolio	55,224,092	33.13
Transamerica Multi-Manager Alternative Strategies VP	446,470	0.27
Total	$166,144,061	99.68%

Managed Futures Strategy
Transamerica Asset Allocation – Conservative Portfolio	$28,866,631	14.28%
Transamerica Asset Allocation – Growth Portfolio	39,830,676	19.70
Transamerica Asset Allocation – Moderate Growth Portfolio	58,466,906	28.92
Transamerica Asset Allocation – Moderate Portfolio	44,364,156	21.94
Transamerica Multi-Manager Alternative Strategies Portfolio	28,828,762	14.26
Transamerica Multi-Manager Alternative Strategies VP	229,327	0.11
Total	$200,586,458	99.21%

Investment management fees: Effective March 1, 2016, TAM serves as the Funds’ investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory and administration services under an investment management agreement and each Fund pays a single management fee, which is reflected in Investment management fees within the Statements of Operations.

Prior to March 1, 2016, each Fund paid investment advisory fees and administrative service fees pursuant to separate agreements, which are reflected in Investment advisory fees and Administration fees within the Statements of Operations. Investment advisory services were provided to the Funds by TAM and administrative services were provided to the Funds by TFS.

Each Fund pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Fund	Management Fee Effective March 1, 2016 Rate	Advisory Fee Prior to March 1, 2016 Rate
Core Bond
First $750 million	0.480%	0.450%
Over $750 million up to $1 billion	0.430	0.400
Over $1 billion	0.405	0.375
Developing Markets Equity
First $50 million	1.230	1.200
Over $50 million up to $200 million	1.180	1.150
Over $200 million up to $500 million	1.130	1.100
Over $500 million	1.080	1.050
Event Driven
First $50 million	1.250	1.220
Over $50 million up to $300 million	1.130	1.100
Over $300 million up to $750 million	1.080	1.050
Over $750 million	1.055	1.025
Global Real Estate Securities
First $250 million	0.830	0.800
Over $250 million up to $500 million	0.805	0.775
Over $500 million up to $1 billion	0.730	0.700
Over $1 billion	0.680	0.650
Intermediate Bond
First $2 billion	0.380	0.350
Over $2 billion	0.365	0.335

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

9. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Fund	Management Fee Effective March 1, 2016 Rate	Advisory Fee Prior to March 1, 2016 Rate
International Equity Opportunities
First $250 million	0.930%	0.900%
Over $250 million up to $500 million	0.905	0.875
Over $500 million up to $1 billion	0.880	0.850
Over $1 billion	0.830	0.800
International Small Cap
First $300 million	1.100	1.070
Over $300 million	1.030	1.000
Long/Short Strategy
First 300 million	1.230	1.200
Over $300 million up to $1 billion	1.180	1.150
Over $1 billion	1.155	1.125
Mid Cap Value
First $100 million	0.880	0.850
Over $100 million	0.830	0.800
Total Return
First $250 million	0.680	0.650
Over $250 million up to $500 million	0.670	0.640
Over $500 million up to $750 million	0.660	0.630
Over $750 million up to $1 billion	0.630	0.600
Over $1 billion up to $3 billion	0.600	0.570
Over $3 billion	0.570	0.540
Global Multifactor Macro
First $150 million	1.250	1.220
Over $150 million up to $300 million	1.190	1.160
Over $300 million up to $500 million	1.140	1.110
Over $500 million up to $600 million	1.130	1.100
Over $600 million	1.080	1.050
Managed Futures Strategy
First $500 million	1.130	1.100
Over $500 million	1.080	1.050

Transamerica Cayman Global Multifactor Macro, Ltd., and Transamerica Cayman Managed Futures Strategy, Ltd. entered into separate contracts with TAM for the management of the Subsidiaries pursuant to which the Subsidiaries pay TAM a fee that is the same, as a percentage of net assets, as the management fee of the Fund. TAM has contractually agreed to waive a portion of the Funds’ management fee in an amount equal to the management fee paid to TAM by the Subsidiaries. This management fee waiver, which is reflected in Expense waiver and/or reimbursement on the Consolidated Statements of Operations, may not be discontinued by TAM as long as its contract with the Subsidiaries is in place.

For the year ended October 31, 2016, the amounts waived are $552,972 and $1,494,814, respectively for Transamerica Cayman Global Multifactor Macro, Ltd. and Transamerica Cayman Managed Futures Strategy, Ltd.

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses based on daily ANAs excluding, as applicable, distribution fees, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Funds’ business, exceed the following stated annual operating expense limits to the Funds’ daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statements of Operations. Funds not listed in the subsequent table do not have an operating expense limit.

Fund	Operating Expense Limit	Operating Expense Limit Effective Through
Core Bond	0.60%	March 1, 2017
Developing Markets Equity	1.45	March 1, 2017
Event Driven	1.35	March 1, 2017
Intermediate Bond	0.55	March 1, 2017

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

9. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Fund	Operating Expense Limit	Operating Expense Limit Effective Through
International Small Cap	1.27%	March 1, 2017
Long/Short Strategy	1.59	March 1, 2017
Mid Cap Value	1.05	March 1, 2017
Global Multifactor Macro	1.50	March 1, 2017
Managed Futures Strategy	1.45	March 1, 2017

TAM is entitled to recapture expenses paid by the Funds for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Funds operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended October 31, 2016 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statements of Operations or Consolidated Statements of Operations.

As of October 31, 2016, the balances available for recapture by TAM for each Fund are as follows. Funds not listed in the subsequent table do not have balances available for recapture by TAM.

	Amounts Available from Fiscal Years
Fund	2015	2016	Total
Event Driven	$ 113,015	$ 48,658	$161,673
Global Multifactor Macro	181,209	851,269	1,032,478
Managed Futures Strategy	—	822,351	822,351
Long/Short Strategy	—	3,647	3,647

Administrative service fees: Effective March 1, 2016, each Fund pays a management fee to TAM for investment advisory and administration services and is reflected in Investment management fees within the Statements of Operations. Prior to March 1, 2016, the Funds had a separate administration service fee agreement with TFS pursuant to which the Funds paid TFS at an annual fee of 0.03% on daily ANA, which is reflected in Administration fees within the Statements of Operations.

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Funds pay TFS at an annual fee of 0.0075% on daily ANA for an open account for providing transfer agent services. Transfer agent fees paid and the amounts due to TFS for the year ended October 31, 2016 are disclosed in the Statements of Operations and the Statements of Assets and Liabilities, respectively; or in the Consolidated Statements of Operations and the Consolidated Statements of Assets and Liabilities, respectively.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by the Trust to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. For the year ended October 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statements of Operations or Consolidated Statements of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Funds incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended October 31, 2016.

Cross-trades: The Funds are authorized to purchase or sell securities from and to other funds within TAM, or between the Fund and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with rule 17a-7 under the 1940 Act, when it is in the best interest of each Fund participating in the transaction.

For the year ended October 31, 2016, the Funds engaged in the following net cross-trade transactions, which resulted in net realized gains/(losses) listed below. Funds not listed in the subsequent table did not have 17a-7 transactions during the year.

Fund	Purchases	Sales	Net Realized Gains (Losses)
International Equity Opportunities	$17,075,711	$397,176	$5,923
Total Return	3,355,028	9,044,491	165,036

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

10. PRINCIPAL OWNERSHIP

As of October 31, 2016, the Funds had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Funds have no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Fund performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Fund	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Core Bond	5	83.00%	83.00%
Developing Markets Equity	4	71.91%	71.91%
Event Driven	5	99.19%	99.19%
Global Real Estate Securities	3	82.16%	82.16%
Intermediate Bond	3	83.93%	83.93%
International Equity Opportunities	3	69.87%	69.87%
International Small Cap	3	83.48%	83.48%
Long/Short Strategy	1	99.21%	99.21%
Mid Cap Value	3	90.75%	90.75%
Total Return	3	86.17%	86.17%
Global Multifactor Macro	4	90.73%	90.73%
Managed Futures Strategy	5	99.12%	99.12%

11. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

	Purchases of Securities		Sales/Maturities of Securities
Fund	Long-Term	U.S. Government	Long-Term	U.S. Government
Core Bond	$370,824,059	$248,508,920	$161,017,042	$96,380,743
Developing Markets Equity	702,951,002	—	141,049,368	—
Event Driven	593,469,044	—	612,155,658	—
Global Real Estate Securities	23,546,877	—	36,411,851	—
Intermediate Bond	935,274,786	645,822,790	260,359,794	434,350,667
International Equity Opportunities	653,604,123	—	119,390,647	—
International Small Cap	91,219,789	—	821,003,250	—
Long/Short Strategy (A)	56,320,778	—	63,348,409	—
Mid Cap Value	59,257,710	—	65,680,465	—
Total Return	140,694,753	43,082,166	171,050,863	52,623,845

(A)	Fund includes securities sold short.

12. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Funds have not made any provision for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds’ federal and state tax returns remain subject to examination by the Internal Revenue Service and state tax authorities for the prior three years. Management has evaluated the Funds’ tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statements of Operations or Consolidated Statements of Operations. The Funds identify their major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, swaps, net operating losses,

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

12. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, security sold short, TIPS, defaulted bond income, partnership basis adjustments, futures contracts, options contracts, non-real estate investment trust return of capital dividends, distribution re-designations, capital gains tax reclass and straddle deferral. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to swaps, net operating losses, distribution re-designations, dividend expense reclass, paydown gain/loss, passive foreign investment companies, foreign currency transactions, paydown gain/loss, excise taxes, TIPS, capital gains tax reclass, investment in wholly owned foreign subsidiaries and return of capital distributions from underlying investments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Fund	Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Core Bond	$—	$3,350,359	$(3,350,359)
Developing Markets Equity	(451)	(464,071)	464,522
Event Driven	(5,222)	(454,456)	459,678
Global Real Estate Securities	(118,024)	915,900	(797,876)
Intermediate Bond	—	1,150,490	(1,150,490)
International Equity Opportunities	—	440,470	(440,470)
International Small Cap	—	7,844,875	(7,844,875)
Long/Short Strategy	(1,834,437)	2,080,329	(245,892)
Mid Cap Value	—	162,725	(162,725)
Total Return	—	5,595,487	(5,595,487)
Global Multifactor Macro	(13,177,184)	8,258,756	4,918,428
Managed Futures Strategy	4,062,381	1,385,079	(5,447,460)

As of October 31, 2016, the capital loss carryforwards available to offset future realized capital gains are as follows. Funds not listed in the subsequent table do not have capital loss carryforwards.

	Expires on October 31,		Unlimited
Fund	2017	2018	Short-Term	Long-Term
Core Bond	$—	$—	$—	$1,368,888
Developing Markets Equity	—	—	34,219,605	50,410,914
Event Driven	—	—	5,169,042	—
Global Real Estate Securities	28,500,395	12,882,785	—	—
International Equity Opportunities	—	—	5,742,462	18,004,069
Managed Futures Strategy	—	—	7,963,677	2,135,961

During the year ended October 31, 2016, the capital loss carryforwards utilized or expired are as follows. Funds not listed in the subsequent table do not have capital loss carryforwards utilized or expired.

Fund	Capital Loss Carryforwards Utilized/Expired
Global Real Estate Securities	$2,632,575
Global Multifactor Macro	399,463

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

12. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2016 and 2015 are as follows:

	2016 Distributions Paid From				2015 Distributions Paid From
Fund	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
Core Bond	$33,037,574	$—	$—	$—	$27,704,328	$—	$6,651,666	$—
Developing Markets Equity	—	—	—	—	2,764,041	—	46,196,134	218,458
Event Driven	254,411	—	—	—	—	—	—	—
Global Real Estate Securities	1,113,879	—	—	—	1,210,370	—	—	—
Intermediate Bond	28,317,083	—	9,426	—	11,004,121	—	—	—
International Equity Opportunities	8,066,370	—	16,146,212	—	13,177,042	—	26,500,265	—
International Small Cap	13,903,467	—	26,113,401	—	19,820,241	—	32,779,047	—
Long/Short Strategy	—	—	7,930,295	—	—	—	1,937,428	—
Mid Cap Value	2,357,651	—	16,591,578	—	3,439,998	—	35,459,725	—
Total Return	24,713,147	—	4,057,235	—	23,760,301	—	6,455,045	—
Global Multifactor Macro	8,579,002	—	1,352	—	—	—	—	—
Managed Futures Strategy	42,116,894	—	16,637,000	—	10,451,599	—	12,127,437	—

As of October 31, 2016, the tax basis components of distributable earnings are as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
Core Bond	$183,255	$—	$—	$(1,368,888)	$—	$(3,137)	$44,223,857
Developing Markets Equity	992,445	—	—	(84,630,519)	—	—	27,468,906
Event Driven	944,401	—	—	(5,169,042)	—	(519,653)	992,895
Global Real Estate Securities	867,100	—	—	(41,383,180)	—	—	5,699,149
Intermediate Bond	6,286,081	—	—	—	—	(5,596)	9,483,651
International Equity Opportunities	12,665,316	—	—	(23,746,531)	—	—	(65,212,300)
International Small Cap	6,596,357	—	37,872,104	—	—	—	3,575,237
Long/Short Strategy	—	—	115,560	—	(92,208)	(35,893)	822,903
Mid Cap Value	1,624,743	—	16,569,053	—	—	—	66,104,381
Total Return	11,149,991	—	3,073,345	—	—	(805,931)	(5,652,146)
Global Multifactor Macro	—	—	5,429,268	—	(1,670,614)	(3,177,635)	2,977,335
Managed Futures Strategy	234,782	—	—	(10,099,638)	—	(37,210,295)	(14,878,140)

13. RECLASSIFICATION

Certain prior year amounts have been reclassified for consistency with the current period presentation. These reclassifications had no effect on the net increase (decrease) in net assets resulting from operations. The Trust concluded that it was appropriate to classify borrowing costs, which relate to charges from a broker for securities sold short positions, as an expense which is included in Dividends, interest and fees for borrowings from securities sold short within the Statements of Operations. Previously, the borrowing costs had been included in Net realized gain/(loss) on securities sold short within the Statements of Operations. Corresponding reclassifications have been made to Net investment income (loss) and Realized gain (loss) within the Statements of Changes in Net Assets, and Net investment income (loss) per share, Net realized and unrealized gain (loss) per share and Expenses to average net asset ratios within the Financial Highlights. The impact of the reclassification is an increase to realized gain (loss) and total expenses, and a decrease in net investment income. All impacted amounts, as identified within the Statements of Changes in Net Assets and Financial Highlights have been adjusted for purposes of comparability.

14. NEW ACCOUNTING PRONOUNCEMENT

In October 2016, the SEC adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

14. NEW ACCOUNTING PRONOUNCEMENT (continued)

standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Funds’ financial statements.

15. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Funds’ custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Funds in September 2016 as a reimbursement. The amounts applicable to each Fund, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statements of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

16. SUBSEQUENT EVENT

The Board approved the launch of an Advisor class shares for various Funds within the Trust. The additional classes will commence operations on or about December 16, 2016.

The Board approved the registration of I share class for Event Driven. Class I share is intended to meet the needs and expectations of retirement plan participants and plan sponsors, and may be purchased by participants in certain retirement plans such as 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase plans, defined-benefit plans, non-qualified deferred compensation plans and IRAs. The Class I shares of Event Driven will commence operations on or about November 11, 2016. TAM would have discretion to launch the new share class for the remainder of the fund at a later date.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Funds’ financial statements.

Transamerica Funds	Annual Report 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Transamerica Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Transamerica Core Bond, Transamerica Developing Markets Equity, Transamerica Event Driven, Transamerica Global Real Estate Securities, Transamerica Intermediate Bond, Transamerica International Equity Opportunities, Transamerica International Small Cap, Transamerica Long/Short Strategy, Transamerica Mid Cap Value and Transamerica Total Return, as of October 31, 2016, and the related statements of operations, statements of changes in net assets, and the financial highlights for each of the years or periods indicated therein. We have also audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of Transamerica Global Multifactor Macro and Transamerica Managed Futures Strategy, as of October 31, 2016, and the related consolidated statements of operations, consolidated statements of changes in net assets, and the financial highlights for each of the years or periods indicated therein. We have also audited the related statements of cash flows of Transamerica Event Driven and Transamerica Long/Short Strategy for the year ended October 31, 2016. The aforementioned twelve funds of the Transamerica Funds are hereafter referred to as the “Funds.” These financial statements and consolidated financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned twelve Funds of the Transamerica Funds at October 31, 2016, the results of their operations and consolidated operations, the changes in their net assets and the changes in their consolidated net assets, their cash flows and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 23, 2016

Transamerica Funds	Annual Report 2016

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2016, the Funds designated the following maximum amounts of qualified dividend income:

Fund	Qualified Dividend Income
Developing Markets Equity	$ 5,377,314
Event Driven	14,495
Global Real Estate Securities	242,856
Intermediate Bond	37,500
International Equity Opportunities	8,066,370
International Small Cap	9,266,713
Mid Cap Value	2,357,651
Total Return	20,625

For corporate shareholders, investment income (dividend income plus short-term gains, if any) which qualifies for the maximum dividends received deductions are as follows:

Fund	Dividend Received Deduction Percentage
Developing Markets Equity	11%
Event Driven	1
Intermediate Bond	0	(A)
International Equity Opportunities	3
Mid Cap Value	35
Total Return	0	(A)

(A)	Rounds to less than 1%.

For tax purposes, the long-term capital gain designations for the year ended October 31, 2016 are as follows:

Fund	Long-Term Capital Gain Designation
Intermediate Bond	$ 9,426
International Equity Opportunities	16,146,212
International Small Cap	26,113,401
Long/Short Strategy	7,930,295
Mid Cap Value	16,591,578
Total Return	4,057,235
Global Multifactor Macro	1,352
Managed Futures Strategy	16,637,000

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Fund	Foreign Source Income	Foreign Taxes
Developing Markets Equity	$ 7,706,448	$ 328,172
International Equity Opportunities	14,938,250	1,115,453
International Small Cap	11,899,136	900,884

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2016. Complete information will be computed and reported in conjunction with your 2016 Form 1099-DIV.

Transamerica Funds	Annual Report 2016

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 8-9, 2016, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of each of the following funds (each a “Fund” and collectively the “Funds”):

Transamerica Commodity Strategy	Transamerica International Equity Opportunities
Transamerica Core Bond	Transamerica International Small Cap
Transamerica Developing Markets Equity	Transamerica Long/Short Strategy
Transamerica Event Driven	Transamerica Managed Futures Strategy
Transamerica Global Multifactor Macro	Transamerica Mid Cap Value
Transamerica Global Real Estate Securities	Transamerica Total Return
Transamerica Intermediate Bond

For the Funds listed in the left column below, the Board also considered the renewal of the investment sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively the “Sub-Advisory Agreements” and, together with the Management Agreement, the “Agreements”) between TAM and the corresponding sub-advisers listed in the right column below (each a “Sub-Adviser” and collectively the “Sub-Advisers”).

Fund	Sub-Adviser(s)
Transamerica Commodity Strategy	Goldman Sachs Asset Management, L.P.
Transamerica Core Bond	J.P. Morgan Investment Management, Inc.
Transamerica Developing Markets Equity	OppenheimerFunds, Inc.
Transamerica Event Driven	Advent Capital Management, LLC
Transamerica Global Multifactor Macro	AQR Capital Management, LLC
Transamerica Global Real Estate Securities	CBRE Clarion Securities, LLC
Transamerica Intermediate Bond	Aegon USA Investment Management, LLC
Transamerica International Equity Opportunities	MFS Investment Management
Transamerica International Small Cap	Schroder Investment Management North America, Inc./Schroder Investment Management North America Limited
Transamerica Long/Short Strategy	J.P. Morgan Investment Management, Inc.
Transamerica Managed Futures Strategy	AQR Capital Management, LLC
Transamerica Mid Cap Value	J.P. Morgan Investment Management, Inc.
Transamerica Total Return	Pacific Investment Management Company LLC

Following its review and consideration, the Board determined that the terms of the Management Agreement and each Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the applicable Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2017. Prior to reaching their decision, the Trustees requested and received from TAM and each Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and each Sub-Adviser as part of their regular oversight of each Fund. The Trustees considered comparative fee, expense and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees also considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser.

In their deliberations, the Independent Trustees met privately without representatives of TAM or any Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and/or their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and each Sub-Adviser to the applicable Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for each Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; and the professional qualifications of the portfolio management team of each Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for each applicable Sub-Adviser and a comparison of trading results against a peer universe of managers.

Transamerica Funds	Annual Report 2016

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

The Board also considered the continuous and regular investment management and other services provided by TAM for the portion of the management fee it retains from each Fund after payment of the sub-advisory fees. The Trustees noted that, at a meeting held on December 9-10, 2015, they had approved the combination of the Funds’ former Investment Advisory Agreement and Administrative Service Agreement into the Management Agreement in connection with the transition of the personnel and operations of Transamerica Fund Services, Inc. that relate to the provision of administrative services into TAM. They noted that this combination of agreements had resulted in each Fund paying a single management fee for investment advisory and administrative services. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of each Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Funds; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Funds; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Funds’ prospectuses, statements of additional information, shareholder reports and other disclosure materials and regulatory filings for the Funds; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to each Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Funds, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance, as applicable, of each Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Lipper, and (ii) the Fund’s benchmark(s), in each case for various trailing periods ended December 31, 2015.

Transamerica Commodity Strategy. The Board noted that the performance of Class I2 Shares of the Fund was in line with the median for its peer universe for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class I2 Shares of the Fund was above its benchmark for the past 1-, 3- and 5-year periods.

Transamerica Core Bond. The Board noted that the performance of Class I2 Shares of the Fund was above the median for its peer universe for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class I2 Shares of the Fund was above its benchmark for the past 1-, 3- and 5-year periods. The Trustees also noted recent changes in the Fund’s portfolio management team. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward.

Transamerica Developing Markets Equity. The Board noted that the performance of Class I2 Shares of the Fund was above the median for its peer universe for the past 3-, 5- and 10-year periods and in line with the median for the past 1-year period. The Board also noted that the performance of Class I2 Shares of the Fund was above its benchmark for the past 1-, 3-, 5- and 10-year periods.

Transamerica Event Driven. The Board noted that the performance of Class I2 Shares of the Fund was below the median for its peer universe since its inception on March 31, 2015. The Board also noted that the performance of Class I2 Shares of the Fund was below its benchmark since its inception. The Trustees observed that the performance of the Fund had improved during 2016.

Transamerica Global Multifactor Macro. The Board noted that the performance of Class I2 Shares of the Fund was above the median for its peer universe since inception. The Board also noted that the performance of Class I2 Shares of the Fund was above its benchmark since inception.

Transamerica Global Real Estate Securities. The Board noted that the performance of Class I2 Shares of the Fund was above the median for its peer universe for the past 10-year period, in line with the median for the past 1- and 5-year periods and below the median for the past 3-year period. The Board also noted that the performance of Class I2 Shares of the Fund was below its benchmark for the past 1-, 3-, 5- and 10-year periods. The Trustees observed that the performance of the Fund had improved during 2016.

Transamerica Intermediate Bond. The Board noted that the performance of Class I2 Shares of the Fund was above the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class I2 Shares of the Fund was below its benchmark for the past 1-year period. The Trustees also noted recent changes in the Fund’s portfolio management team. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward.

Transamerica Funds	Annual Report 2016

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica International Equity Opportunities. The Board noted that the performance of Class I2 Shares of the Fund was above the median for its peer universe for the past 5-year period, in line with the median for the past 1-year period and below the median for the past 3-year period. The Board also noted that the performance of Class I2 Shares of the Fund was above its benchmark for the past 5-year period and below its benchmark for the past 1- and 3-year periods.

Transamerica International Small Cap. The Board noted that the performance of Class I2 Shares of the Fund was above the median for its peer universe for the past 1- and 3-year periods and in line with the median for the past 5-year period. The Board also noted that the performance of Class I2 Shares of the Fund was above its benchmark for the past 1-year period and below its benchmark for the past 3- and 5-year periods.

Transamerica Long/Short Strategy. The Board noted that the performance of Class I2 Shares of the Fund was below the median for its peer universe for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class I2 Shares of the Fund was above its primary benchmark for the past 3- and 5-year periods and below its primary benchmark for the past 1-year period. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund. The Board noted that the Fund’s sub-adviser had commenced subadvising the Fund on January 6, 2011 pursuant to its current investment strategies.

Transamerica Managed Futures Strategy. The Board noted that the performance of Class I2 Shares of the Fund was above the median for its peer universe for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class I2 Shares of the Fund was below its benchmark for the past 1-, 3- and 5-year periods.

Transamerica Mid Cap Value. The Board noted that the performance of Class I2 Shares of the Fund was above the median for its peer universe for the past 1-, 3-, 5- and 10-year periods. The Board also noted that the performance of Class I2 Shares of the Fund was above its benchmark for the past 1-, 3-, 5- and 10-year periods.

Transamerica Total Return. The Board noted that the performance of Class I2 Shares of the Fund was above the median for its peer universe for the past 1- and 10-year periods and below the median for the past 3- and 5-year periods. The Board also noted that the performance of Class I2 Shares of the Fund was above its benchmark for the past 1- and 10-year periods and below its benchmark for the past 3- and 5-year periods.

Based on these considerations, the Board determined that TAM and each Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the applicable Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratios

The Board considered the management fee and total expense ratio of each Fund, including information provided by Lipper comparing the management fee and total expense ratio of each Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Lipper. The Board also considered the fees charged by the Sub-Advisers for sub-advisory services, as well as the portion of a Fund’s management fee retained by TAM following payment of the sub-advisory fee(s) and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by Strategic Insight and/or Lipper, each an independent provider of information.

Transamerica Commodity Strategy. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Core Bond. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Developing Markets Equity. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were in line with the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Funds	Annual Report 2016

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica Event Driven. The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Global Multifactor Macro. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were below the medians for its peer group and above the medians for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Global Real Estate Securities. The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and below the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were below the medians for its peer group and peer universe.

Transamerica Intermediate Bond. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica International Equity Opportunities. The Board noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were below the medians for its peer group and peer universe.

Transamerica International Small Cap. The Board noted that the Fund’s contractual management fee was below the median for its peer group and above the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Long/Short Strategy. The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Managed Futures Strategy. The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Mid Cap Value. The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica Total Return. The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Advisers under the Management Agreement and each Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to each Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for each Fund and

Transamerica Funds	Annual Report 2016

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica Funds as a whole, as well as the allocation methodology used for calculating profitability. The Board also considered the assessment prepared by Ernst & Young LLP (“E&Y”), independent registered public accounting firm and auditor to the Funds, to assist the Board’s evaluation of TAM’s profitability analysis. E&Y’s engagement included the review and assessment of the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Funds, and completion of procedures in respect of the mathematical accuracy of the profitability calculation and its conformity to established allocation methodologies. After considering E&Y’s assessment and information provided by TAM, the Board concluded that, while other allocation methods may also be reasonable, TAM’s profitability methodologies are reasonable in all material respects.

With respect to the Sub-Advisers, the Board noted that the sub-advisory fees are the product of arm’s-length negotiation between TAM and the applicable Sub-Adviser, which is not affiliated with TAM (with the exception of those fees paid to Aegon USA Investment Management, LLC (“AUIM”), which is affiliated with TAM), and are paid by TAM and not the applicable Fund. As a result, for those Funds not sub-advised by AUIM, the Board focused on the profitability of TAM and its affiliates with respect to the applicable Fund. For each Fund sub-advised by AUIM, the Board noted that information about AUIM’s revenues and expenses was incorporated into TAM’s profitability analysis for the Fund. As a result, the Board focused on profitability information for TAM and AUIM in the aggregate.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Funds was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of each Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Funds benefited from any economies of scale. The Board considered each Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Funds through investments in maintaining and developing its capabilities and services. The Trustees concluded that each Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fees payable to TAM and the fees paid to the Sub-Advisers in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Advisers from their Relationships with the Funds

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Advisers from their relationships with the Funds. The Board noted that TAM does not realize soft dollar benefits from its relationships with the Funds and that TAM believes that any use of soft dollars by the Sub-Advisers is generally appropriate and in the best interests of the Funds. The Board also noted that certain Sub-Advisers are participating in a brokerage program pursuant to which a portion of brokerage commissions paid by each applicable Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to a Fund’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage each Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Advisers. The Board also noted that TAM has made a significant entrepreneurial commitment to the management and success of the Funds.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and each Sub-Advisory Agreement was in the best interests of the applicable Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2016

Management of the Trust

Board Members and Officers

(unaudited)

The Board Members and executive officers of the Trust are listed below.

Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each Fund and the operation of each Fund by its officers. The Board also reviews the management of each Fund’s assets by the investment manager and its respective sub-adviser.

The Funds are among the funds managed and sponsored by TAM (collectively, “Transamerica Mutual Funds”). The Transamerica Mutual Funds consist of Transamerica Funds (“TF”), Transamerica Series Trust (“TST”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”) and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 178 funds as of the date of this annual report.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, Colorado 80202.

The Board Members of the Trust, their age, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in Transamerica Mutual Funds the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Trustee became a Trustee of the Trust.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships held by Board Member
INTERESTED BOARD MEMBERS
Marijn P. Smit (42)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Income Shares, Inc. (“TIS”) (2014 – 2015);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – present);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – present);

				178	Director, Massachusetts Fidelity Trust Company (2014 – present)

Transamerica Funds	Annual Report 2016

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships held by Board Member
INTERESTED BOARD MEMBERS—continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – present);

Senior Vice President, Transamerica Retirement Solutions Corporation (2012 – present); and

President and Director, Transamerica Stable Value Solutions, Inc. (2010 – present).

Alan F. Warrick (67)	Board Member	Since 2012	Board Member, TF, TST, TPP, TPFG, TPFG II and TAAVF (2012 – present); Board Member, TIS (2012 – 2015); Consultant, Aegon USA (2010 – 2011); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired (2010 – present); and Managing Director for Strategic Business Development, Aegon USA (1994 – 2010).	178	N/A
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (64)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF, TST, TPP, TPFG, TPFG II and TAAVF (2008 – present); Board Member, TIS (2008 – 2015); Board Member, Transamerica Investors, Inc. (“TII”) (2003 – 2010); and Partner, KPMG (1975 – 1999).	178	Big 5 Sporting Goods (2002 – present); AGL Resources, Inc. (energy services holding company) (2008 – present)
Leo J. Hill (60)	Lead Independent Board Member	Since 2002	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present); Board Member, TF (2002 – present); Board Member, TIS (2002 – 2015); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present);	178	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)

Transamerica Funds	Annual Report 2016

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships held by Board Member
INDEPENDENT BOARD MEMBERS—continued
Leo J. Hill (continued)

Board Member, TII (2008 – 2010);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit

Officer, Barnett Banks of Jacksonville, Florida
(1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

David W. Jennings (69)	Board Member	Since 2009	Board Member, TF, TST, TPP, TPFG, TPFG II and TAAVF (2009 – present); Board Member, TIS (2009 – 2015); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital Management, LLC (2010 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	178	N/A
Russell A. Kimball, Jr. (71)	Board Member	Since 1986 – 1990 and Since 2002	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, TF, (1986 – 1990), (2002 – present); Board Member, TIS (2002 – 2015); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); and Board Member, TII (2008 – 2010).	178	N/A
Patricia L. Sawyer (66)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TIS (2007 – 2015); Board Member, TII (2008 – 2010);	178	Honorary Trustee, Bryant University (1996 – present)

Transamerica Funds	Annual Report 2016

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships held by Board Member
INDEPENDENT BOARD MEMBERS—continued
Patricia L. Sawyer (continued)			Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.
John W. Waechter (64)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TIS (2004 – 2015); Board Member, TF (2005 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	178	Operation PAR, Inc. (2008 – present); Remember Honor Support, Inc. (non-profit organization) (2013 – present) Board Member, WRH Income Properties, Inc. (real estate) (2014 – present)

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2016

Officers

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (42)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See previous table.
Tané T. Tyler (51)	Vice President, Associate General Counsel, Chief Legal Officer and Secretary	Since 2014

Vice President, Associate General Counsel, Chief Legal Officer and Secretary, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF
(2014 – present);

Vice President, Associate General Counsel, Chief Legal Officer and Secretary, TIS (2014 – 2015);

Director, Vice President, Associate General Counsel, Chief Legal Officer and Secretary, TAM and TFS (2014 – present);

Senior Vice President, Secretary and General Counsel, ALPS, Inc., ALPS Fund Services, Inc. and ALPS Distributors, Inc. (2004 – 2013); and

Secretary, Liberty All-Star Funds (2005-2013).

Christopher A. Staples (45)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services (2007 – present), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management (2005 – 2006), Transamerica Funds and TST;

Vice President and Chief Investment Officer, Advisory Services (2007 – 2015), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management (2005 – 2006), TIS;

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Vice President and Chief Investment Officer (2007 – 2010); Vice President – Investment Administration (2005 – 2007), TII;

Director (2005 – present), Senior Vice President (2006 – present) and Chief Investment Officer, Advisory Services (2007 – present), TAM;

Director, TFS (2005 – present); and

Assistant Vice President, Raymond James & Associates (1999 – 2004).

Thomas R. Wald (55)	Chief Investment Officer	Since 2014

Chief Investment Officer, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF
(2014 – present);

Chief Investment Officer, TIS (2014 – 2015);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Chief Investment Officer, Transamerica Investments & Retirement (2014 – present);

Transamerica Funds	Annual Report 2016

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Thomas R. Wald (continued)

Vice President and Client Portfolio Manager, Curian Capital, LLC (2012 – 2014);

Portfolio Manager, Tactical Allocation Group, LLC (2010 – 2011);

Mutual Fund Manager, Munder Capital Management (2005 – 2008); and

Mutual Fund Manager, Invesco Ltd. (1997 – 2004).

Vincent J. Toner (46)	Vice President and Treasurer	Since 2014

Vice President and Treasurer (2014 – present) Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF;

Vice President and Treasurer, TIS (2014 – 2015);

Vice President and Treasurer, TAM and TFS (2014 – present);

Senior Vice President and Vice President, Fund Administration, Brown Brothers Harriman (2010 – 2014); and

Vice President Fund Administration & Fund Accounting, OppenheimerFunds (2007—2010).

Matthew H. Huckman, Sr. (48)	Tax Manager	Since 2014

Tax Manager, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present);

Tax Manager, TIS (2014 – 2015);

Tax Manager, TFS (2012 – present); and

Assistant Mutual Fund Tax Manager, Invesco (2007-2012).

Scott M. Lenhart (55)	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014

Chief Compliance Officer and Anti-Money Laundering Officer, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present), TIS (2014 – 2015);

Chief Compliance Officer and Anti-Money Laundering Officer (2014 – present), Senior Compliance Officer (2008-2014), TAM;

Vice President and Chief Compliance Officer, TFS (2014 – present);

Director of Compliance, Transamerica Investments & Retirement (2014 – present);

Vice President and Chief Compliance Officer, Transamerica Financial Advisors, Inc.
(1999-2006); and

Assistant Chief Compliance Officer, Raymond James Financial, Inc., Robert Thomas Securities, Inc. (1989-1998).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2016

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q, which is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may also visit the Trust’s website at www.transamericainvestments.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we send shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. Transamerica Funds will only send one piece per mailing address, a method that saves your Funds’ money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday–Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2016

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2016

Transamerica Fund Services

PO Box 219945

Kansas City, MO 64121-9945

Customer Service 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

ClearTrack® Funds

Annual Report

October 31, 2016

www.transamerica.com

Customer Service 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

Transamerica Funds	Annual Report 2016

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial adviser in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund(s). The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund(s) for the 12-month period ending October, 31, 2016.

We believe it is important to understand market conditions over the last year to provide a context for reading this report. At the beginning of the 1-year period that began on November 1, 2015, investors were trying to determine what rapidly declining oil prices - which had fallen from over $100 per barrel at the cyclical high to less than half that value by year end - would mean for markets. Adding more uncertainty toward year-end 2015 was the Federal Reserve’s (“Fed”) decision to finally raise the Fed funds rate by 0.25% in December, the first increase since 2006.

As the calendar turned to 2016, rapidly falling energy and commodity prices coupled with a weak U.S. gross domestic product report and weakness in overseas markets pressured U.S. equities, as concerns of a pending recession became more prevalent. In the months to follow however energy prices rebounded and economic growth remained positive thereby avoiding recessionary levels. Global markets sold off in late June following Great Britain’s surprise referendum vote in favor of departure from the European Union, (“Brexit”). Following the immediate negative reaction to this news, U.S. stocks recovered, and equity markets soon reached new all-time highs.

U.S. markets stayed range bound for most of the late summer and into the fall, with only a single bout of meaningful volatility in September when commentary from certain Fed Governors suggested that the case for a September rate hike was strengthening. That volatility proved temporary as September passed with no policy change at the central bank, and markets began to focus on the Fed meeting in December as the next possible target for a hike. The rising likelihood of rate increases resulted in the benchmark 10-year Treasury yield moving higher, and by October 31st had increased to 1.84% from a July low of 1.37%.

For the 1-year period ending October 31, 2016, the S&P 500® returned 4.51% while the MSCI EAFE Index, representing international developed market equities, lost (2.74)%. During the same period, the Bloomberg Barclays U.S. Aggregate Bond Index returned 4.37%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial adviser is a key resource to help you build a complete picture of your current and future financial needs. Financial advisers are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your adviser, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial adviser if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of the Transamerica Funds. These views are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of the Transamerica Funds.

ClearTrack® 2015

(unaudited)

MARKET ENVIRONMENT

Over the fiscal year ended October 31, 2016, equity markets were generally up but had two significant drawdowns. The period started with a decline in oil prices through early 2016. By January 2016, markets grew fearful of a slowing global economy, leading to the first major drawdown of the period. Investors were concerned that a potential hard landing for China’s economy along with the collapse in the U.S. shale oil industry could lead to a global economic slowdown. Equity and energy markets both bottomed in late February. They recovered as the Chinese, U.S. and European central banks stepped in to reassure investors.

Through June equity markets continued their recovery from the February lows. But while markets were paying attention to economic conditions and the undertakings of central banks, the uncertainty around Great Britain potentially leaving the European Union (“Brexit”) took center stage. The decision to leave took equity markets by surprise, causing the second major drawdown of the period. However, markets rebounded over the next week as central bankers once again offered support to the financial system, and market participants realized that nothing drastic was going to happen in the immediate future.

The last quarter of the period saw the S&P 500® reach record highs in mid-August, while volatility (as measured by the CBOE VIX Index) was near two-year lows; investor confidence was buoyed by a relatively strong U.S. jobs report, and Brexit fears continued to wane. Monetary policy remained at the fore in September, with central banks across the G10 (Group of Ten industrialized nations) leaving rates unchanged. However, there were some rumblings beneath the surface in the U.S., as three Federal Reserve Governors voted to raise rates. Other central banks left their policy rates unchanged in September as global growth remained relatively weak and inflation stayed low. The period ended on a down note, though, with the uncertainty of the U.S. elections overhanging the markets.

PERFORMANCE

For the year ended October 31, 2016, ClearTrack® 2015 Class R6 returned 2.11%. By comparison, its benchmark, the Dow Jones Target 2015 Index, returned 4.93%.

STRATEGY REVIEW

The Fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year. The Fund follows a particular glide path in which, over time, its target asset mix will gradually become more conservative until approximately 10 years after the target date, when the target asset mix will become static.

The glide path includes the use of a dynamic rebalancing strategy in the five years leading up to and after retirement, which seeks to limit an investor’s exposure to extended periods of market declines. Rebalancing involves systematically raising the allocation to cash in response to rising volatility and declines in the portfolio’s net asset value. This strategy works best during extended market declines, and often falls short in sideways, or oscillating, markets. Over the last year, the Fund’s rebalancing was most active during the first quarter 2016, when markets experienced a significant drawdown in reaction to the China slowdown and falling oil prices. The Fund de-risked from fully allocated on January 1 to 50% allocated as the market bottomed on February 11. As markets sharply recovered, the Fund gradually re-risked, becoming fully allocated by mid-March. It was fully allocated to its strategic targets on October 31.

We had a positive absolute return over the period, with positive performance coming from all but one of our underlying holdings. Emerging markets equities was the best performing asset class, with the Vanguard FTSE Emerging Markets ETF gaining 11.16%, followed by high yield, inflation protection and international fixed income. The sole negative was international equities, with the Vanguard FTSE Developed Markets ETF declining (1.19)%.

The Fund underperformed its benchmark mainly due to the cash drag from re-risking throughout the year, followed by asset allocation and style selection. The de-risking mechanism helped as markets declined in January and February. However, as markets hit their inflection point and sharply recovered, the Fund was not able to re-risk at the velocity that the market rebounded, thus leading to a performance drag. Strategic asset allocation weighed as a result of an overweight in equities relative to our Dow Jones benchmark, specifically overweights in international equity and U.S. large cap. Style selection, or sub-asset class effect, negatively impacted the Fund, mostly from the Vanguard FTSE Developed Markets ETF underperforming its policy benchmark.

Adam J. Petryk, CFA

Thomas Picciochi

Ellen Tesler

Co-Portfolio Managers

QS Investors, LLC

Transamerica Funds	Annual Report 2016

ClearTrack® 2015

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016
	1 Year	10 Years or Since Inception of Class	Inception Date
Class R6 (NAV)	2.11%	0.04%	03/02/2015
Dow Jones Target 2015 Index (A)	4.93%	2.22%
Class R1 (NAV)	1.52%	(0.55)%	03/02/2015

(A) Dow Jones Target 2015 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Clear TrackSM target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained. The allocations become more conservative over time: The fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or product against market loss.

Transamerica Funds	Annual Report 2016

ClearTrack® 2020

(unaudited)

MARKET ENVIRONMENT

Over the fiscal year ended October 31, 2016, equity markets were generally up but had two significant drawdowns. The period started with a decline in oil prices through early 2016. By January 2016, markets grew fearful of a slowing global economy, leading to the first major drawdown of the period. Investors were concerned that a potential hard landing for China’s economy along with the collapse in the U.S. shale oil industry could lead to a global economic slowdown. Equity and energy markets both bottomed in late February. They recovered as the Chinese, U.S. and European central banks stepped in to reassure investors.

Through June equity markets continued their recovery from the February lows. But while markets were paying attention to economic conditions and the undertakings of central banks, the uncertainty around Great Britain potentially leaving the European Union (“Brexit”) took center stage. The decision to leave took equity markets by surprise, causing the second major drawdown of the period. However, markets rebounded over the next week as central bankers once again offered support to the financial system, and market participants realized that nothing drastic was going to happen in the immediate future.

The last quarter of the period saw the S&P 500® reach record highs in mid-August, while volatility (as measured by the CBOE VIX Index) was near two-year lows; investor confidence was buoyed by a relatively strong U.S. jobs report, and Brexit fears continued to wane. Monetary policy remained at the fore in September, with central banks across the G10 (Group of Ten industrialized nations) leaving rates unchanged. However, there were some rumblings beneath the surface in the U.S., as three U.S. Federal Reserve Governors voted to raise rates. Other central banks left their policy rates unchanged in September as global growth remained relatively weak and inflation stayed low. The period ended on a down note, though, with the uncertainty of the U.S. elections overhanging the markets.

PERFORMANCE

For the year ended October 31, 2016, ClearTrack® 2020 Class R6 returned 1.80%. By comparison, its benchmark, the Dow Jones Target 2020 Index, returned 4.92%.

STRATEGY REVIEW

The Fund is managed to the specific target date included in its name, which is intended to coincide, generally, with an investor’s retirement year. The Fund follows a particular glide path in which, over time, its target asset mix will gradually become more conservative until approximately 10 years after the target date, when the target asset mix will become static.

The glide path includes the use of a dynamic rebalancing strategy in the five years leading up to and after retirement, which seeks to limit an investor’s exposure to extended periods of market declines. Rebalancing involves systematically raising the allocation to cash in response to rising volatility and declines in the Fund’s net asset value. This strategy works best during extended market declines, and often falls short in sideways, or oscillating, markets. Over the last year, the Fund’s rebalancing was most active during the first quarter 2016, when markets experienced a significant drawdown in reaction to the China slowdown and falling oil prices. The Fund de-risked from fully allocated on December 31 to 45% allocated as the market bottomed on February 11. As markets sharply recovered, the Fund gradually re-risked, becoming fully allocated by mid-March. It was fully allocated to its strategic targets on October 31.

We had a positive absolute return over the period, with positive performance coming from all but one of our underlying holdings. Emerging markets equities was the best performing asset class, with the Vanguard FTSE Emerging Markets ETF gaining 11.16%, followed by high yield, inflation protection and international fixed income. The sole negative was international equities, with the Vanguard FTSE Developed Markets ETF declining (1.19)%.

The Fund underperformed its benchmark mainly due to the cash drag from re-risking throughout the year, followed by asset allocation and style selection. The de-risking mechanism helped as markets declined in January and February. However, as markets hit their inflection point and sharply recovered, the Fund was not able to re-risk at the velocity that the market rebounded, thus leading to a performance drag. Strategic asset allocation weighed as a result of an overweight in equities relative to our Dow Jones benchmark, specifically overweights in international equity and U.S. large cap. Style selection, or sub-asset class effect, negatively impacted the Fund, mostly from the Vanguard FTSE Developed Markets ETF underperforming its policy benchmark.

Adam J. Petryk, CFA

Thomas Picciochi

Ellen Tesler

Co-Portfolio Managers

QS Investors, LLC

Transamerica Funds	Annual Report 2016

ClearTrack® 2020

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016
	1 Year	10 Years or Since Inception of Class	Inception Date
Class R6 (NAV)	1.80%	(0.21)%	03/02/2015
Dow Jones Target 2020 Index (A)	4.92%	2.05%
Class R1 (NAV)	1.21%	(0.79)%	03/02/2015

(A) Dow Jones Target 2020 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Clear TrackSM target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained. The allocations become more conservative over time: The fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or product against market loss.

Transamerica Funds	Annual Report 2016

ClearTrack® 2025

(unaudited)

MARKET ENVIRONMENT

Over the fiscal year ended October 31, 2016, equity markets were generally up but had two significant drawdowns. The period started with a decline in oil prices through early 2016. By January 2016, markets grew fearful of a slowing global economy, leading to the first major drawdown of the period. Investors were concerned that a potential hard landing for China’s economy along with the collapse in the U.S. shale oil industry could lead to a global economic slowdown. Equity and energy markets both bottomed in late February. They recovered as the Chinese, U.S. and European central banks stepped in to reassure investors.

Through June equity markets continued their recovery from the February lows. But while markets were paying attention to economic conditions and the undertakings of central banks, the uncertainty around Great Britain potentially leaving the European Union (“Brexit”) took center stage. The decision to leave took equity markets by surprise, causing the second major drawdown of the period. However, markets rebounded over the next week as central bankers once again offered support to the financial system, and market participants realized that nothing drastic was going to happen in the immediate future.

The last quarter of the period saw the S&P 500® reach record highs in mid-August, while volatility (as measured by the CBOE VIX Index) was near two-year lows; investor confidence was buoyed by a relatively strong U.S. jobs report, and Brexit fears continued to wane. Monetary policy remained at the fore in September, with central banks across the G10 (Group of Ten industrialized nations) leaving rates unchanged. However, there were some rumblings beneath the surface in the U.S., as three Federal Reserve Governors voted to raise rates. Other central banks left their policy rates unchanged in September as global growth remained relatively weak and inflation stayed low. The period ended on a down note, though, with the uncertainty of the U.S. elections overhanging the markets.

PERFORMANCE

For the year ended October 31, 2016, ClearTrack® 2025 Class R6 returned 3.37%. By comparison, its benchmark, the Dow Jones Target 2025 Index, returned 4.81%.

STRATEGY REVIEW

The Fund seeks to achieve its investment objective by normally investing in a combination of underlying Exchange-Traded Funds (“ETFs”) representing a variety of broad asset classes - equity, fixed income and inflation-hedging - and investment styles and focuses. Managed to the specific target date included in its name, the Fund is intended to coincide, generally, with an investor’s retirement year. It follows a particular glide path in which over time the target asset mix will gradually become more conservative until approximately 10 years after the target date, when the target asset mix will become static.

We had a positive absolute return over the period, with positive performance coming from all but one of our underlying holdings. Emerging markets equities was the best performing asset class, with the Vanguard FTSE Emerging Markets ETF gaining 11.16%, followed by high yield, inflation protection and international fixed income. The sole negative was international equities, with the Vanguard FTSE Developed Markets ETF declining (1.19)%.

The Fund underperformed its benchmark due mainly to style and asset class selection. Style selection, or sub-asset class selection, negatively impacted mostly from allocations to the Vanguard FTSE Developed Markets ETF and Vanguard Total International Bond Fund ETF, which lagged their respective policy benchmarks. Underperformance from our asset allocation decision was due to our overweight in equity, particularly international equities.

Adam J. Petryk, CFA

Thomas Picciochi

Ellen Tesler

Co-Portfolio Managers

QS Investors, LLC

Transamerica Funds	Annual Report 2016

ClearTrack® 2025

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016
	1 Year	10 Years or Since Inception of Class	Inception Date
Class R6 (NAV)	3.37%	0.84%	03/02/2015
Dow Jones Target 2025 Index (A)	4.81%	1.78%
Class R1 (NAV)	2.70%	0.20%	03/02/2015

(A) Dow Jones Target 2025 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Clear TrackSM target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained. The allocations become more conservative over time: The fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or product against market loss.

Transamerica Funds	Annual Report 2016

ClearTrack® 2030

(unaudited)

MARKET ENVIRONMENT

Over the fiscal year ended October 31, 2016, equity markets were generally up but had two significant drawdowns. The period started with a decline in oil prices through early 2016. By January 2016, markets grew fearful of a slowing global economy, leading to the first major drawdown of the period. Investors were concerned that a potential hard landing for China’s economy along with the collapse in the U.S. shale oil industry could lead to a global economic slowdown. Equity and energy markets both bottomed in late February. They recovered as the Chinese, U.S. and European central banks stepped in to reassure investors.

Through June equity markets continued their recovery from the February lows. But while markets were paying attention to economic conditions and the undertakings of central banks, the uncertainty around Great Britain potentially leaving the European Union (“Brexit”) took center stage. The decision to leave took equity markets by surprise, causing the second major drawdown of the period. However, markets rebounded over the next week as central bankers once again offered support to the financial system, and market participants realized that nothing drastic was going to happen in the immediate future.

The last quarter of the period saw the S&P 500® reach record highs in mid-August, while volatility (as measured by the CBOE VIX Index) was near two-year lows; investor confidence was buoyed by a relatively strong U.S. jobs report, and Brexit fears continued to wane. Monetary policy remained at the fore in September, with central banks across the G10 (Group of Ten industrialized nations) leaving rates unchanged. However, there were some rumblings beneath the surface in the U.S., as three U.S. Federal Reserve Governors voted to raise rates. Other central banks left their policy rates unchanged in September as global growth remained relatively weak and inflation stayed low. The period ended on a down note, though, with the uncertainty of the U.S. elections overhanging the markets.

PERFORMANCE

For the year ended October 31, 2016, ClearTrack® 2030 Class R6 returned 3.40%. By comparison, its benchmark, the Dow Jones Target 2030 Index, returned 4.49%.

STRATEGY REVIEW

The Fund seeks to achieve its investment objective by normally investing in a combination of underlying Exchange-Traded Funds (“ETFs”) representing a variety of broad asset classes - equity, fixed income and inflation-hedging - and investment styles and focuses. Managed to the specific target date included in its name, the Fund is intended to coincide, generally, with an investor’s retirement year. It follows a particular glide path in which over time the target asset mix will gradually become more conservative until approximately 10 years after the target date, when the target asset mix will become static.

We had a positive absolute return over the period, with positive performance coming from all but one of our underlying holdings. Emerging markets equities was the best performing asset class, with the Vanguard FTSE Emerging Markets ETF gaining 11.16%, followed by high yield, inflation protection and international fixed income. The sole negative was international equities, with the Vanguard FTSE Developed Markets ETF declining (1.19)%.

The Fund underperformed its benchmark due mainly to style and asset class selection. Style selection, or sub-asset class selection, negatively impacted mostly from allocations to the Vanguard FTSE Developed Markets ETF and Vanguard Total International Bond Fund ETF, which lagged their respective policy benchmarks. Underperformance from our asset allocation decision was due to our overweight in equity, particularly international equities.

Adam J. Petryk, CFA

Thomas Picciochi

Ellen Tesler

Co-Portoflio Managers

QS Investors, LLC

Transamerica Funds	Annual Report 2016

ClearTrack® 2030

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016
	1 Year	10 Years or Since Inception of Class	Inception Date
Class R6 (NAV)	3.40%	1.17%	03/02/2015
Dow Jones Target 2030 Index (A)	4.49%	1.38%
Class R1 (NAV)	2.74%	0.54%	03/02/2015

(A) Dow Jones Target 2030 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Clear TrackSM target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained. The allocations become more conservative over time: The fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or product against market loss.

Transamerica Funds	Annual Report 2016

ClearTrack® 2035

(unaudited)

MARKET ENVIRONMENT

Over the fiscal year ended October 31, 2016, equity markets were generally up but had two significant drawdowns. The period started with a decline in oil prices through early 2016. By January 2016, markets grew fearful of a slowing global economy, leading to the first major drawdown of the period. Investors were concerned that a potential hard landing for China’s economy along with the collapse in the U.S. shale oil industry could lead to a global economic slowdown. Equity and energy markets both bottomed in late February. They recovered as the Chinese, U.S. and European central banks stepped in to reassure investors.

Through June equity markets continued their recovery from the February lows. But while markets were paying attention to economic conditions and the undertakings of central banks, the uncertainty around Great Britain potentially leaving the European Union (“Brexit”) took center stage. The decision to leave took equity markets by surprise, causing the second major drawdown of the period. However, markets rebounded over the next week as central bankers once again offered support to the financial system, and market participants realized that nothing drastic was going to happen in the immediate future.

The last quarter of the period saw the S&P 500® reach record highs in mid-August, while volatility (as measured by the CBOE VIX Index) was near two-year lows; investor confidence was buoyed by a relatively strong U.S. jobs report, and Brexit fears continued to wane. Monetary policy remained at the fore in September, with central banks across the G10 (Group of Ten industrialized nations) leaving rates unchanged. However, there were some rumblings beneath the surface in the U.S., as three Federal Reserve Governors voted to raise rates. Other central banks left their policy rates unchanged in September as global growth remained relatively weak and inflation stayed low. The period ended on a down note, though, with the uncertainty of the U.S. elections overhanging the markets.

PERFORMANCE

For the year ended October 31, 2016, ClearTrack® 2035 Class R6 returned 3.30%. By comparison, its benchmark, the Dow Jones Target 2035 Index, returned 4.20%.

STRATEGY REVIEW

The Fund seeks to achieve its investment objective by normally investing in a combination of underlying Exchange-Traded Funds (“ETFs”) representing a variety of broad asset classes - equity, fixed income and inflation-hedging - and investment styles and focuses. Managed to the specific target date included in its name, the Fund is intended to coincide, generally, with an investor’s retirement year. It follows a particular glide path in which over time the target asset mix will gradually become more conservative until approximately 10 years after the target date, when the target asset mix will become static.

We had a positive absolute return over the period, with positive performance coming from all but one of our underlying holdings. Emerging markets equities was the best performing asset class, with the Vanguard FTSE Emerging Markets ETF gaining 11.16%, followed by high yield, inflation protection and international fixed income. The sole negative was international equities, with the Vanguard FTSE Developed Markets ETF declining (1.19)%.

The Fund underperformed its benchmark due mainly to style and asset class selection. Style selection, or sub-asset class selection, negatively impacted mostly from allocations to the Vanguard FTSE Developed Markets ETF and Vanguard Total International Bond Fund ETF, which lagged their respective policy benchmarks. Underperformance from our asset allocation decision was due to our overweight in equity, particularly international equities.

Adam J. Petryk, CFA

Thomas Picciochi

Ellen Tesler

Co-Portfolio Managers

QS Investors, LLC

Transamerica Funds	Annual Report 2016

ClearTrack® 2035

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016
	1 Year	10 Years or Since Inception of Class	Inception Date
Class R6 (NAV)	3.30%	1.05%	03/02/2015
Dow Jones Target 2035 Index (A)	4.20%	0.85%
Class R1 (NAV)	2.63%	0.41%	03/02/2015

(A) Dow Jones Target 2035 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Clear TrackSM target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained. The allocations become more conservative over time: The fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or product against market loss.

Transamerica Funds	Annual Report 2016

ClearTrack® 2040

(unaudited)

MARKET ENVIRONMENT

Over the fiscal year ended October 31, 2016, equity markets were generally up but had two significant drawdowns. The period started with a decline in oil prices through early 2016. By January 2016, markets grew fearful of a slowing global economy, leading to the first major drawdown of the period. Investors were concerned that a potential hard landing for China’s economy along with the collapse in the U.S. shale oil industry could lead to a global economic slowdown. Equity and energy markets both bottomed in late February. They recovered as the Chinese, U.S. and European central banks stepped in to reassure investors.

Through June equity markets continued their recovery from the February lows. But while markets were paying attention to economic conditions and the undertakings of central banks, the uncertainty around Great Britain potentially leaving the European Union (“Brexit”) took center stage. The decision to leave took equity markets by surprise, causing the second major drawdown of the period. However, markets rebounded over the next week as central bankers once again offered support to the financial system, and market participants realized that nothing drastic was going to happen in the immediate future.

The last quarter of the period saw the S&P 500® reach record highs in mid-August, while volatility (as measured by the CBOE VIX Index) was near two-year lows; investor confidence was buoyed by a relatively strong U.S. jobs report, and Brexit fears continued to wane. Monetary policy remained at the fore in September, with central banks across the G10 (Group of Ten industrialized nations) leaving rates unchanged. However, there were some rumblings beneath the surface in the U.S., as three Federal Reserve Governors voted to raise rates. Other central banks left their policy rates unchanged in September as global growth remained relatively weak and inflation stayed low. The period ended on a down note, though, with the uncertainty of the U.S. elections overhanging the markets.

PERFORMANCE

For the year ended October 31, 2016, ClearTrack® 2040 Class R6 returned 3.07%. By comparison, its benchmark, the Dow Jones Target 2040 Index, returned 3.98%.

STRATEGY REVIEW

The Fund seeks to achieve its investment objective by normally investing in a combination of underlying Exchange-Traded Funds (“ETFs”) representing a variety of broad asset classes - equity, fixed income and inflation-hedging - and investment styles and focuses. Managed to the specific target date included in its name, the Fund is intended to coincide, generally, with an investor’s retirement year. It follows a particular glide path in which over time the target asset mix will gradually become more conservative until approximately 10 years after the target date, when the target asset mix will become static.

We had a positive absolute return over the period, with positive performance coming from all but one of our underlying holdings. Emerging markets equities was the best performing asset class, with the Vanguard FTSE Emerging Markets ETF gaining 11.16%, followed by high yield, inflation protection and international fixed income. The sole negative was international equities, with the Vanguard FTSE Developed Markets ETF declining (1.19)%.

The Fund underperformed its benchmark mainly due to its style selection and asset class selection. The style selection, or sub-asset class selectivion, effect negatively impacted performance from an allocation to the Vanguard FTSE Developed Markets ETF, which underperformed its policy benchmark. Underperformance from asset allocation was due to our underweight in emerging markets equity and overweight in international equities.

Adam J. Petryk, CFA

Thomas Picciochi

Ellen Tesler

Co-Portfolio Managers

QS Investors, LLC

Transamerica Funds	Annual Report 2016

ClearTrack® 2040

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016
	1 Year	10 Years or Since Inception of Class	Inception Date
Class R6 (NAV)	3.07%	0.79%	03/02/2015
Dow Jones Target 2040 Index (A)	3.98%	0.43%
Class R1 (NAV)	2.09%	(0.03)%	03/02/2015

(A) Dow Jones Target 2040 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Clear TrackSM target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained. The allocations become more conservative over time: The fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or product against market loss.

Transamerica Funds	Annual Report 2016

ClearTrack® 2045

(unaudited)

MARKET ENVIRONMENT

Over the fiscal year ended October 31, 2016, equity markets were generally up but had two significant drawdowns. The period started with a decline in oil prices through early 2016. By January 2016, markets grew fearful of a slowing global economy, leading to the first major drawdown of the period. Investors were concerned that a potential hard landing for China’s economy along with the collapse in the U.S. shale oil industry could lead to a global economic slowdown. Equity and energy markets both bottomed in late February. They recovered as the Chinese, U.S. and European central banks stepped in to reassure investors.

Through June equity markets continued their recovery from the February lows. But while markets were paying attention to economic conditions and the undertakings of central banks, the uncertainty around Great Britain potentially leaving the European Union (“Brexit”) took center stage. The decision to leave took equity markets by surprise, causing the second major drawdown of the period. However, markets rebounded over the next week as central bankers once again offered support to the financial system, and market participants realized that nothing drastic was going to happen in the immediate future.

The last quarter of the period saw the S&P 500® reach record highs in mid-August, while volatility (as measured by the CBOE VIX Index) was near two-year lows; investor confidence was buoyed by a relatively strong U.S. jobs report, and Brexit fears continued to wane. Monetary policy remained at the fore in September, with central banks across the G10 (Group of Ten industrialized nations) leaving rates unchanged. However, there were some rumblings beneath the surface in the U.S., as three U.S. Federal Reserve Governors voted to raise rates. Other central banks left their policy rates unchanged in September as global growth remained relatively weak and inflation stayed low. The period ended on a down note, though, with the uncertainty of the U.S. elections overhanging the markets.

PERFORMANCE

For the year ended October 31, 2016, ClearTrack® 2045 Class R6 returned 2.95%. By comparison, its benchmark, the Dow Jones Target 2045 Index, returned 3.83%.

STRATEGY REVIEW

The Fund seeks to achieve its investment objective by normally investing in a combination of underlying Exchange-Traded Funds (“ETFs”) representing a variety of broad asset classes - equity, fixed income and inflation-hedging - and investment styles and focuses. Managed to the specific target date included in its name, the Fund is intended to coincide, generally, with an investor’s retirement year. It follows a particular glide path in which over time the target asset mix will gradually become more conservative until approximately 10 years after the target date, when the target asset mix will become static.

We had a positive absolute return over the period, with positive performance coming from all but one of our underlying holdings. Emerging markets equities was the best performing asset class, with the Vanguard FTSE Emerging Markets ETF gaining 11.16%, followed by high yield, inflation protection and international fixed income. The sole negative was international equities, with the Vanguard FTSE Developed Markets ETF declining (1.19)%.

The Fund underperformed its benchmark mainly due to its style selection and asset class selection. The style selection, or sub-asset class selection, effect negatively impacted performance from an allocation to the Vanguard FTSE Developed Markets ETF, which underperformed its policy benchmark. Underperformance from asset allocation was due to our underweight in emerging markets equity and overweight in international equities.

Adam J. Petryk, CFA

Thomas Picciochi

Ellen Tesler

Co-Portoflio Managers

QS Investors, LLC

Transamerica Funds	Annual Report 2016

ClearTrack® 2045

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016
	1 Year	10 Years or Since Inception of Class	Inception Date
Class R6 (NAV)	2.95%	0.65%	03/02/2015
Dow Jones Target 2045 Index (A)	3.83%	0.17%
Class R1 (NAV)	2.28%	0.02%	03/02/2015

(A) Dow Jones Target 2045 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Clear TrackSM target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained. The allocations become more conservative over time: The fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or product against market loss.

Transamerica Funds	Annual Report 2016

ClearTrack® 2050

(unaudited)

MARKET ENVIRONMENT

Over the fiscal year ended October 31, 2016, equity markets were generally up but had two significant drawdowns. The period started with a decline in oil prices through early 2016. By January 2016, markets grew fearful of a slowing global economy, leading to the first major drawdown of the period. Investors were concerned that a potential hard landing for China’s economy along with the collapse in the U.S. shale oil industry could lead to a global economic slowdown. Equity and energy markets both bottomed in late February. They recovered as the Chinese, U.S. and European central banks stepped in to reassure investors.

Through June equity markets continued their recovery from the February lows. But while markets were paying attention to economic conditions and the undertakings of central banks, the uncertainty around Great Britain potentially leaving the European Union (“Brexit”) took center stage. The decision to leave took equity markets by surprise, causing the second major drawdown of the period. However, markets rebounded over the next week as central bankers once again offered support to the financial system, and market participants realized that nothing drastic was going to happen in the immediate future.

The last quarter of the period saw the S&P 500® reach record highs in mid-August, while volatility (as measured by the CBOE VIX Index) was near two-year lows; investor confidence was buoyed by a relatively strong U.S. jobs report, and Brexit fears continued to wane. Monetary policy remained at the fore in September, with central banks across the G10 (Group of Ten industrialized nations) leaving rates unchanged. However, there were some rumblings beneath the surface in the U.S., as three Federal Reserve Governors voted to raise rates. Other central banks left their policy rates unchanged in September as global growth remained relatively weak and inflation stayed low. The period ended on a down note, though, with the uncertainty of the U.S. elections overhanging the markets.

PERFORMANCE

For the year ended October 31, 2016, ClearTrack® 2050 Class R6 returned 2.99%. By comparison, its benchmark, the Dow Jones Target 2050 Index, returned 3.80%.

STRATEGY REVIEW

The Fund seeks to achieve its investment objective by normally investing in a combination of underlying Exchange-Traded Funds (“ETFs”) representing a variety of broad asset classes - equity, fixed income and inflation-hedging - and investment styles and focuses. Managed to the specific target date included in its name, the Fund is intended to coincide, generally, with an investor’s retirement year. It follows a particular glide path in which over time the target asset mix will gradually become more conservative until approximately 10 years after the target date, when the target asset mix will become static.

We had a positive absolute return over the period, with positive performance coming from all but one of our underlying holdings. Emerging markets equities was the best performing asset class, with the Vanguard FTSE Emerging Markets ETF gaining 11.16%, followed by high yield, inflation protection and international fixed income. The sole negative was international equities, with the Vanguard FTSE Developed Markets ETF declining (1.19)%.

The Fund underperformed its benchmark mainly due to its style selection and asset class selection. The style selection, or sub-asset class selection, effect negatively impacted performance from an allocation to the Vanguard FTSE Developed Markets ETF, which underperformed its policy benchmark. Underperformance from asset allocation was due to our underweight in emerging markets equity and overweight in international equities.

Adam J.Petryk, CFA

Thomas Picciochi

Ellen Tesler

Co-Portfolio Managers

QS Investors, LLC

Transamerica Funds	Annual Report 2016

ClearTrack® 2050

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016
	1 Year	10 Years or Since Inception of Class	Inception Date
Class R6 (NAV)	2.99%	0.62%	03/02/2015
Dow Jones Target 2050 Index (A)	3.80%	0.09%
Class R1 (NAV)	2.31%	(0.03)%	03/02/2015

(A) Dow Jones Target 2050 Index measures the performance of multi-asset-class portfolios with market risk profiles that become more conservative over time. Each Dow Jones Target Date Index is made up of composite indices representing equity securities, fixed income securities, and money market instruments. The asset class indices are weighted differently within each target date index depending on the time horizon. Each month, the allocations among the asset class indices are rebalanced to reflect an increasingly conservative asset mix.

The Dow Jones Target Date Indices are passively-managed indices designed to automatically adjust their asset allocations over time to reflect reductions in potential risk as an investor’s target date approaches. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Clear TrackSM target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained. The allocations become more conservative over time: The fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or product against market loss.

Transamerica Funds	Annual Report 2016

ClearTrack® Retirement Income

(unaudited)

MARKET ENVIRONMENT

Over the fiscal year ended October 31, 2016, equity markets were generally up but had two significant drawdowns. The period started with a decline in oil prices through early 2016. By January 2016, markets grew fearful of a slowing global economy, leading to the first major drawdown of the period. Investors were concerned that a potential hard landing for China’s economy along with the collapse in the U.S. shale oil industry could lead to a global economic slowdown. Equity and energy markets both bottomed in late February. They recovered as the Chinese, U.S. and European central banks stepped in to reassure investors.

Through June equity markets continued their recovery from the February lows. But while markets were paying attention to economic conditions and the undertakings of central banks, the uncertainty around Great Britain potentially leaving the European Union (“Brexit”) took center stage. The decision to leave took equity markets by surprise, causing the second major drawdown of the period. However, markets rebounded over the next week as central bankers once again offered support to the financial system, and market participants realized that nothing drastic was going to happen in the immediate future.

The last quarter of the period saw the S&P 500® reach record highs in mid-August, while volatility (as measured by the CBOE VIX Index) was near two-year lows; investor confidence was buoyed by a relatively strong U.S. jobs report, and Brexit fears continued to wane. Monetary policy remained at the fore in September, with central banks across the G10 (Group of Ten industrialized nations) leaving rates unchanged. However, there were some rumblings beneath the surface in the U.S., as three U.S. Federal Reserve Governors voted to raise rates. Other central banks left their policy rates unchanged in September as global growth remained relatively weak and inflation stayed low. The period ended on a down note, though, with the uncertainty of the U.S. elections overhanging the markets.

PERFORMANCE

For the year ended October 31, 2016, ClearTrack® Retirement Income Class R6 returned 4.01%. By comparison, its primary and secondary benchmarks, the Bloomberg Barclays U.S. Aggregate Bond Index and the ClearTrack® Retirement Income Blended Benchmark, returned 4.37% and 4.62%, respectively.

STRATEGY REVIEW

The Fund seeks to achieve its investment objective by normally investing in a combination of underlying Exchange-Traded Funds (“ETFs”) representing a variety of broad asset classes - equity, fixed income and inflation-hedging - and investment styles and focuses. The Fund seeks the highest total return (a combination of income and long-term capital appreciation) over time consistent with its asset mix. The Fund follows a particular glide path in which the target asset mix becomes static 10 years post investors’ retirement date.

We had a positive absolute return over the period, with positive performance coming from all but one of our underlying holdings. Emerging markets equities was the best performing asset class, with the Vanguard FTSE Emerging Markets ETF gaining 11.16%, followed by high yield, inflation protection and international fixed income. The sole negative was international equities, with the Vanguard FTSE Developed Markets ETF declining (1.19)%.

The Fund underperformed its composite benchmark during the year. The relative underperformance was mainly due to style selection. Underperformance within U.S. real estate, high yield fixed income, and international fixed income led to the negative style selection effect.

Adam J. Petryk, CFA

Thomas Picciochi

Ellen Tesler

Co-Portoflio Managers

QS Investors, LLC

Transamerica Funds	Annual Report 2016

ClearTrack® Retirement Income

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2016
	1 Year	10 Years or Since Inception of Class	Inception Date
Class R6 (NAV)	4.01%	1.59%	03/02/2015
Bloomberg Barclays US Aggregate Bond Index (A)	4.37%	2.60%
Cleartrack® Retirement Income Blended Benchmark (A) (B) (C) (D) (E) (F) (G) (H) (I)	4.62%	1.77%
Class R1 (NAV)	3.36%	0.96%	03/02/2015

(A) The Bloomberg Barclays U.S. Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Cleartrack® Retirement Income Blended Benchmark is composed of the following benchmarks: 42% Bloomberg Barclays U.S. Aggregate Bond Index, 15% Bloomberg Barclays Global Aggregate Index ex-U.S., 14% MSCI EAFE Index, 8% Russell 1000® Index, 8% Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index, 5% FTSE NAREIT Equity RElTs Index, 5% Russell 2000® Index and 3% MSCI Emerging Markets Index.

(C) The Bloomberg Barclays Global Aggregate Index ex-U.S. is a multi-currency benchmark that includes fixed-rate Treasury, government-related, corporate and securitized bonds from both developed and emerging markets issuers, excluding the U.S.

(D) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(E) The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe, and is comprised of approximately 1,000 of the largest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(F) The Bloomberg Barclays U.S. Corporate High-Yield 2% Issuer Capped Index is an issuer-constrained measurement of the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The exposure of each issuer is limited to 2% of the total market value of the index.

(G) The FTSE NAREIT Equity REITs Index contains all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria.

(H) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(I) The MSCI Emerging Markets Index captures large and mid-cap representation across emerging markets countries.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

Transamerica Funds	Annual Report 2016

ClearTrack® Retirement Income (continued)

(unaudited)

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Clear TrackSM target date options invest in exchange-traded funds (“ETFs”) which may represent a variety of broad asset classes including equity, fixed income, inflation-hedging, and short-term defensive instruments and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained. The allocations become more conservative over time: The fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or product against market loss.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Funds	Annual Report 2016

Understanding Your Funds’ Expenses

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and ongoing costs, including management fees, and other fund expenses.

The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at May 1, 2016, and held for the entire period until October 31, 2016.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid during the period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period (B)	Ending Account Value	Expenses Paid During Period (B)	Annualized Expense Ratio (C) (D)

ClearTrack® 2015
Class R1	$1,000.00	$1,022.80	$5.59	$1,019.60	$5.58	1.10%
Class R6	1,000.00	1,025.80	2.34	1,022.80	2.34	0.46

ClearTrack® 2020
Class R1	1,000.00	1,021.90	5.59	1,019.60	5.58	1.10
Class R6	1,000.00	1,024.90	2.29	1,022.90	2.29	0.45

ClearTrack® 2025
Class R1	1,000.00	1,022.50	5.59	1,019.60	5.58	1.10
Class R6	1,000.00	1,025.50	2.29	1,022.90	2.29	0.45

ClearTrack® 2030
Class R1	1,000.00	1,022.40	5.64	1,019.60	5.64	1.11
Class R6	1,000.00	1,026.30	2.34	1,022.80	2.34	0.46

ClearTrack® 2035
Class R1	1,000.00	1,025.60	5.60	1,019.60	5.58	1.10
Class R6	1,000.00	1,028.50	2.35	1,022.80	2.34	0.46

ClearTrack® 2040
Class R1	1,000.00	1,026.90	5.66	1,019.60	5.64	1.11
Class R6	1,000.00	1,029.70	2.35	1,022.80	2.34	0.46

Transamerica Funds	Annual Report 2016

Understanding Your Funds’ Expenses (continued)

(unaudited)

		Actual Expenses		Hypothetical Expenses (A)
Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period (B)	Ending Account Value	Expenses Paid During Period (B)	Annualized Expense Ratio (C) (D)

ClearTrack® 2045
Class R1	$1,000.00	$1,029.00	$5.66	$1,019.60	$5.64	1.11%
Class R6	1,000.00	1,033.00	2.35	1,022.80	2.34	0.46

ClearTrack® 2050
Class R1	1,000.00	1,030.10	5.61	1,019.60	5.58	1.10
Class R6	1,000.00	1,033.00	2.30	1,022.90	2.29	0.45

ClearTrack® Retirement Income
Class R1	1,000.00	1,020.20	5.48	1,019.70	5.48	1.08
Class R6	1,000.00	1,023.10	2.24	1,022.90	2.24	0.44

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Funds’ annualized expense ratios (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the underlying funds in which the Funds invest. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Funds	Annual Report 2016

Schedules of Investments Composition

At October 31, 2016

(unaudited)

ClearTrack® 2015

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	36.1%
U.S. Equity Funds	25.3
International Equity Funds	22.8
International Fixed Income Fund	14.1
Securities Lending Collateral	3.6
Repurchase Agreement	1.9
Net Other Assets (Liabilities)	(3.8)
Total	100.0%

ClearTrack® 2020

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	30.2%
U.S. Equity Funds	28.8
International Equity Funds	25.4
International Fixed Income Fund	14.0
Repurchase Agreement	2.5
Securities Lending Collateral	2.0
Net Other Assets (Liabilities)	(2.9)
Total	100.0%

ClearTrack® 2025

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	32.1%
International Equity Funds	28.0
U.S. Fixed Income Funds	24.8
International Fixed Income Funds	14.2
Securities Lending Collateral	5.9
Repurchase Agreement	2.1
Net Other Assets (Liabilities)	(7.1)
Total	100.0%

ClearTrack® 2030

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	36.4%
International Equity Funds	27.7
U.S. Fixed Income Funds	17.7
International Fixed Income Funds	15.7
Repurchase Agreement	1.9
Securities Lending Collateral	1.5
Net Other Assets (Liabilities)	(0.9)
Total	100.0%

ClearTrack® 2035

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	46.0%
International Equity Funds	29.6
International Fixed Income Funds	13.4
U.S. Fixed Income Funds	9.7
Securities Lending Collateral	2.7
Repurchase Agreement	2.6
Net Other Assets (Liabilities)	(4.0)
Total	100.0%

ClearTrack® 2040

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	54.2%
International Equity Funds	29.3
U.S. Fixed Income Funds	8.0
Securities Lending Collateral	6.8
International Fixed Income Funds	6.3
Repurchase Agreement	1.9
Net Other Assets (Liabilities)	(6.5)
Total	100.0%

ClearTrack® 2045

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	61.3%
International Equity Funds	29.8
International Fixed Income Fund	5.0
U.S. Fixed Income Fund	3.0
Securities Lending Collateral	2.9
Repurchase Agreement	1.1
Net Other Assets (Liabilities)	(3.1)
Total	100.0%

ClearTrack® 2050

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	61.9%
International Equity Funds	29.3
International Fixed Income Fund	3.4
Securities Lending Collateral	3.1
U.S. Fixed Income Fund	3.0
Repurchase Agreement	1.6
Net Other Assets (Liabilities)	(2.3)
Total	100.0%

ClearTrack® Retirement Income

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	52.6%
U.S. Equity Funds	16.7
International Equity Funds	15.6
International Fixed Income Fund	14.1
Securities Lending Collateral	7.2
Repurchase Agreement	2.6
Net Other Assets (Liabilities)	(8.8)
Total	100.0%

Transamerica Funds	Annual Report 2016

ClearTrack® 2015

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Shares	Value
EXCHANGE-TRADED FUNDS - 98.3%
International Equity Funds - 22.8%
Vanguard FTSE Developed Markets ETF	233,866	$ 8,538,448
Vanguard FTSE Emerging Markets ETF	46,147	1,742,049

		10,280,497

International Fixed Income Fund - 14.1%
Vanguard Total International Bond ETF	114,612	6,335,751

U.S. Equity Funds - 25.3%
Schwab U.S. Large-Cap ETF	145,025	7,346,967
Schwab U.S. REIT ETF (A)	50,150	2,018,538
Schwab U.S. Small-Cap ETF	37,168	2,048,328

		11,413,833

U.S. Fixed Income Funds - 36.1%
iShares Core U.S. Aggregate Bond ETF	112,423	12,512,680
iShares TIPS Bond ETF	19,327	2,239,226
SPDR Bloomberg Barclays High Yield Bond ETF (A)	40,928	1,484,049

		16,235,955

Total Exchange-Traded Funds (Cost $43,018,215)		44,266,036

	Shares	Value
SECURITIES LENDING COLLATERAL - 3.6%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.27% (B)	1,622,916	$ 1,622,916

Total Securities Lending Collateral (Cost $1,622,916)		1,622,916

	Principal	Value
REPURCHASE AGREEMENT - 1.9%
State Street Bank & Trust Co. 0.03% (B), dated 10/31/2016, to be repurchased at $853,482 on 11/01/2016. Collateralized by a U.S. Government Obligation, 2.50%, due 06/30/2017, and with a value of $872,100.	$ 853,481	853,481

Total Repurchase Agreement (Cost $853,481)		853,481

Total Investments (Cost $45,494,612) (C)		46,742,433
Net Other Assets (Liabilities) - (3.8)%		(1,690,867)

Net Assets - 100.0%		$ 45,051,566

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$44,266,036	$—	$—	$44,266,036
Securities Lending Collateral	1,622,916	—	—	1,622,916
Repurchase Agreement	—	853,481	—	853,481

Total Investments	$45,888,952	$853,481	$—	$46,742,433

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $1,589,933. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at October 31, 2016.
(C)	Aggregate cost for federal income tax purposes is $46,341,972. Net unrealized appreciation for tax purposes is $400,461.
(D)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

ClearTrack® 2020

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Shares	Value
EXCHANGE-TRADED FUNDS - 98.4%
International Equity Funds - 25.4%
Vanguard FTSE Developed Markets ETF	333,787	$ 12,186,564
Vanguard FTSE Emerging Markets ETF	62,527	2,360,394

		14,546,958

International Fixed Income Fund - 14.0%
Vanguard Total International Bond ETF	145,488	8,042,577

U.S. Equity Funds - 28.8%
Schwab U.S. Large-Cap ETF	219,131	11,101,176
Schwab U.S. REIT ETF (A)	67,890	2,732,573
Schwab U.S. Small-Cap ETF	48,695	2,683,581

		16,517,330

U.S. Fixed Income Funds - 30.2%
iShares Core U.S. Aggregate Bond ETF	120,246	13,383,380
iShares TIPS Bond ETF	24,379	2,824,551
SPDR Bloomberg Barclays High Yield Bond ETF (A)	31,067	1,126,489

		17,334,420

Total Exchange-Traded Funds (Cost $55,077,182)		56,441,285

	Shares	Value
SECURITIES LENDING COLLATERAL - 2.0%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.27% (B)	1,142,097	$ 1,142,097

Total Securities Lending Collateral (Cost $1,142,097)		1,142,097

	Principal	Value
REPURCHASE AGREEMENT - 2.5%
State Street Bank & Trust Co. 0.03% (B), dated 10/31/2016, to be repurchased at $1,417,700 on 11/01/2016. Collateralized by a U.S. Government Obligation, 2.50%, due 06/30/2017, and with a value of $1,448,400.	$ 1,417,699	1,417,699

Total Repurchase Agreement (Cost $1,417,699)		1,417,699

Total Investments (Cost $57,636,978) (C)		59,001,081
Net Other Assets (Liabilities) - (2.9)%		(1,667,580)

Net Assets - 100.0%		$ 57,333,501

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$56,441,285	$—	$—	$56,441,285
Securities Lending Collateral	1,142,097	—	—	1,142,097
Repurchase Agreement	—	1,417,699	—	1,417,699

Total Investments	$57,583,382	$1,417,699	$—	$59,001,081

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $1,119,238. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at October 31, 2016.
(C)	Aggregate cost for federal income tax purposes is $58,532,503. Aggregate gross unrealized appreciation and depreciation for all securities is $468,775 and $197, respectively. Net unrealized appreciation for tax purposes is $468,578.
(D)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

ClearTrack® 2025

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.1%
International Equity Funds - 28.0%
Vanguard FTSE Developed Markets ETF	416,457	$ 15,204,845
Vanguard FTSE Emerging Markets ETF	75,081	2,834,308

		18,039,153

International Fixed Income Funds - 14.2%
iShares JPMorgan USD Emerging Markets Bond ETF (A)	462	52,987
Vanguard Total International Bond ETF	164,508	9,094,002

		9,146,989

U.S. Equity Funds - 32.1%
Schwab U.S. Large-Cap ETF (A)	287,780	14,578,935
Schwab U.S. REIT ETF (A)	76,507	3,079,407
Schwab U.S. Small-Cap ETF (A)	55,179	3,040,914

		20,699,256

U.S. Fixed Income Funds - 24.8%
iShares Core U.S. Aggregate Bond ETF	111,044	12,359,197
iShares TIPS Bond ETF	27,604	3,198,200
SPDR Bloomberg Barclays High Yield Bond ETF (A)	11,881	430,805

		15,988,202

Total Exchange-Traded Funds (Cost $62,817,509)		63,873,600

	Shares	Value
SECURITIES LENDING COLLATERAL - 5.9%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.27% (B)	3,802,735	$ 3,802,735

Total Securities Lending Collateral (Cost $3,802,735)		3,802,735

	Principal	Value
REPURCHASE AGREEMENT - 2.1%
State Street Bank & Trust Co. 0.03% (B), dated 10/31/2016, to be repurchased at $1,370,826 on 11/01/2016. Collateralized by a U.S. Government Obligation, 2.50%, due 06/30/2017, and with a value of $1,402,500.	$ 1,370,825	1,370,825

Total Repurchase Agreement (Cost $1,370,825)		1,370,825

Total Investments (Cost $67,991,069) (C)		69,047,160
Net Other Assets (Liabilities) - (7.1)%		(4,584,223)

Net Assets - 100.0%		$ 64,462,937

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS Investments
Exchange-Traded Funds	$63,873,600	$—	$—	$63,873,600
Securities Lending Collateral	3,802,735	—	—	3,802,735
Repurchase Agreement	—	1,370,825	—	1,370,825

Total Investments	$67,676,335	$1,370,825	$—	$69,047,160

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $3,715,185. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at October 31, 2016.
(C)	Aggregate cost for federal income tax purposes is $68,064,007. Aggregate gross unrealized appreciation and depreciation for all securities is $1,060,196 and $77,043, respectively. Net unrealized appreciation for tax purposes is $983,153.
(D)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

ClearTrack® 2030

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Shares	Value
EXCHANGE-TRADED FUNDS - 97.5%
International Equity Funds - 27.7%
Vanguard FTSE Developed Markets ETF	360,547	$ 13,163,571
Vanguard FTSE Emerging Markets ETF	50,083	1,890,633

		15,054,204

International Fixed Income Funds - 15.7%
iShares JPMorgan USD Emerging Markets Bond ETF (A)	8,210	941,605
Vanguard Total International Bond ETF	137,292	7,589,502

		8,531,107

U.S. Equity Funds - 36.4%
Schwab U.S. Large-Cap ETF	293,311	14,859,135
Schwab U.S. REIT ETF (A)	60,075	2,418,019
Schwab U.S. Small-Cap ETF	44,526	2,453,828

		19,730,982

U.S. Fixed Income Funds - 17.7%
iShares Core U.S. Aggregate Bond ETF	59,788	6,654,405
iShares TIPS Bond ETF	23,151	2,682,275
SPDR Bloomberg Barclays High Yield Bond ETF (A)	6,882	249,541

		9,586,221

Total Exchange-Traded Funds (Cost $52,086,684)		52,902,514

	Shares	Value
SECURITIES LENDING COLLATERAL - 1.5%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.27% (B)	813,363	$ 813,363

Total Securities Lending Collateral (Cost $813,363)		813,363

	Principal	Value
REPURCHASE AGREEMENT - 1.9%
State Street Bank & Trust Co. 0.03% (B), dated 10/31/2016, to be repurchased at $1,036,822 on 11/01/2016. Collateralized by a U.S. Government Agency Obligation, 1.13%, due 09/22/2017, and with a value of $1,060,275.	$ 1,036,821	1,036,821

Total Repurchase Agreement (Cost $1,036,821)		1,036,821

Total Investments (Cost $53,936,868) (C)		54,752,698
Net Other Assets (Liabilities) - (0.9)%		(510,320)

Net Assets - 100.0%		$ 54,242,378

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$52,902,514	$—	$—	$52,902,514
Securities Lending Collateral	813,363	—	—	813,363
Repurchase Agreement	—	1,036,821	—	1,036,821

Total Investments	$53,715,877	$1,036,821	$—	$54,752,698

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $797,147. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at October 31, 2016.
(C)	Aggregate cost for federal income tax purposes is $53,941,577. Aggregate gross unrealized appreciation and depreciation for all securities is $930,074 and $118,953, respectively. Net unrealized appreciation for tax purposes is $811,121.
(D)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

ClearTrack® 2035

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Shares	Value
EXCHANGE-TRADED FUNDS - 98.7%
International Equity Funds - 29.6%
Vanguard FTSE Developed Markets ETF	379,860	$ 13,868,689
Vanguard FTSE Emerging Markets ETF	33,044	1,247,411

		15,116,100

International Fixed Income Funds - 13.4%
iShares JPMorgan USD Emerging Markets Bond ETF (A)	18,781	2,153,993
Vanguard Total International Bond ETF	84,563	4,674,642

		6,828,635

U.S. Equity Funds - 46.0%
Schwab U.S. Large-Cap ETF	363,362	18,407,919
Schwab U.S. REIT ETF	63,890	2,571,572
Schwab U.S. Small-Cap ETF	45,825	2,525,416

		23,504,907

U.S. Fixed Income Funds - 9.7%
iShares Core U.S. Aggregate Bond ETF	39,529	4,399,578
SPDR Bloomberg Barclays High Yield Bond ETF (A)	15,529	563,081

		4,962,659

Total Exchange-Traded Funds (Cost $49,392,309)		50,412,301

	Shares	Value
SECURITIES LENDING COLLATERAL - 2.7%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.27% (B)	1,406,872	$ 1,406,872

Total Securities Lending Collateral (Cost $1,406,872)		1,406,872

	Principal	Value
REPURCHASE AGREEMENT - 2.6%
State Street Bank & Trust Co. 0.03% (B), dated 10/31/2016, to be repurchased at $1,326,690 on 11/01/2016. Collateralized by a U.S. Government Agency Obligation, 1.13%, due 09/22/2017, and with a value of $1,356,750.	$ 1,326,689	1,326,689

Total Repurchase Agreement (Cost $1,326,689)		1,326,689

Total Investments (Cost $52,125,870) (C)		53,145,862
Net Other Assets (Liabilities) - (4.0)%		(2,058,324)

Net Assets - 100.0%		$ 51,087,538

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$50,412,301	$—	$—	$50,412,301
Securities Lending Collateral	1,406,872	—	—	1,406,872
Repurchase Agreement	—	1,326,689	—	1,326,689

Total Investments	$51,819,173	$1,326,689	$—	$53,145,862

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $1,378,949. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at October 31, 2016.
(C)	Aggregate cost for federal income tax purposes is $52,137,776. Aggregate gross unrealized appreciation and depreciation for all securities is $1,032,641 and $24,555, respectively. Net unrealized appreciation for tax purposes is $1,008,086.
(D)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

ClearTrack® 2040

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Shares	Value
EXCHANGE-TRADED FUNDS - 97.8%
International Equity Funds - 29.3%
Vanguard FTSE Developed Markets ETF	305,221	$ 11,143,619
Vanguard FTSE Emerging Markets ETF	17,976	678,594

		11,822,213

International Fixed Income Funds - 6.3%
iShares JPMorgan USD Emerging Markets Bond ETF (A)	17,272	1,980,925
Vanguard Total International Bond ETF	9,857	544,895

		2,525,820

U.S. Equity Funds - 54.2%
Schwab U.S. Large-Cap ETF	355,842	18,026,956
Schwab U.S. REIT ETF	47,260	1,902,215
Schwab U.S. Small-Cap ETF	35,027	1,930,338

		21,859,509

U.S. Fixed Income Funds - 8.0%
iShares Core U.S. Aggregate Bond ETF	19,654	2,187,490
SPDR Bloomberg Barclays High Yield Bond ETF (A)	28,684	1,040,082

		3,227,572

Total Exchange-Traded Funds (Cost $38,637,178)		39,435,114

	Shares	Value
SECURITIES LENDING COLLATERAL - 6.8%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.27% (B)	2,767,313	$ 2,767,313

Total Securities Lending Collateral (Cost $2,767,313)		2,767,313

	Principal	Value
REPURCHASE AGREEMENT - 1.9%
State Street Bank & Trust Co. 0.03% (B), dated 10/31/2016, to be repurchased at $760,251 on 11/01/2016. Collateralized by a U.S. Government Agency Obligation, 1.13%, due 09/22/2017, and with a value of $778,875.	$ 760,251	760,251

Total Repurchase Agreement (Cost $760,251)		760,251

Total Investments (Cost $42,164,742) (C)		42,962,678
Net Other Assets (Liabilities) - (6.5)%		(2,631,699)

Net Assets - 100.0%		$ 40,330,979

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$39,435,114	$—	$—	$39,435,114
Securities Lending Collateral	2,767,313	—	—	2,767,313
Repurchase Agreement	—	760,251	—	760,251

Total Investments	$42,202,427	$760,251	$—	$42,962,678

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $2,712,407. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at October 31, 2016.
(C)	Aggregate cost for federal income tax purposes is $42,214,053. Aggregate gross unrealized appreciation and depreciation for all securities is $809,072 and $60,447, respectively. Net unrealized appreciation for tax purposes is $748,625.
(D)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

ClearTrack® 2045

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.1%
International Equity Funds - 29.8%
Vanguard FTSE Developed Markets ETF	202,827	$ 7,405,214
Vanguard FTSE Emerging Markets ETF	22,521	850,168

		8,255,382

International Fixed Income Fund - 5.0%
iShares JPMorgan USD Emerging Markets Bond ETF (A)	12,046	1,381,556

U.S. Equity Funds - 61.3%
Schwab U.S. Large-Cap ETF	275,653	13,964,581
Schwab U.S. REIT ETF	32,968	1,326,962
Schwab U.S. Small-Cap ETF	31,230	1,721,085

		17,012,628

U.S. Fixed Income Fund - 3.0%
iShares Core U.S. Aggregate Bond ETF	7,516	836,531

Total Exchange-Traded Funds (Cost $26,841,866)		27,486,097

SECURITIES LENDING COLLATERAL - 2.9%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.27% (B)	820,755	820,755

Total Securities Lending Collateral (Cost $820,755)		820,755

	Principal	Value
REPURCHASE AGREEMENT - 1.1%

State Street Bank & Trust Co. 0.03% (B), dated 10/31/2016, to be repurchased at $292,954 on 11/01/2016. Collateralized by a U.S. Government Agency Obligation, 1.13%, due 09/22/2017, and with a value of $301,500.

	$ 292,954	$ 292,954

Total Repurchase Agreement (Cost $292,954)		292,954

Total Investments (Cost $27,955,575) (C)		28,599,806
Net Other Assets (Liabilities) - (3.1)%		(868,321)

Net Assets - 100.0%		$ 27,731,485

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS Investments
Exchange-Traded Funds	$27,486,097	$—	$—	$27,486,097
Securities Lending Collateral	820,755	—	—	820,755
Repurchase Agreement	—	292,954	—	292,954

Total Investments	$28,306,852	$292,954	$—	$28,599,806

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of the security on loan is $804,550. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at October 31, 2016.
(C)	Aggregate cost for federal income tax purposes is $28,012,836. Aggregate gross unrealized appreciation and depreciation for all securities is $612,571 and $25,601, respectively. Net unrealized appreciation for tax purposes is $586,970.
(D)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

ClearTrack® 2050

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Shares	Value
EXCHANGE-TRADED FUNDS - 97.6%
International Equity Funds - 29.3%
Vanguard FTSE Developed Markets ETF	136,315	$ 4,976,861
Vanguard FTSE Emerging Markets ETF	22,934	865,758

		5,842,619

International Fixed Income Fund - 3.4%
iShares JPMorgan USD Emerging Markets Bond ETF (A)	5,833	668,986

U.S. Equity Funds - 61.9%
Schwab U.S. Large-Cap ETF	196,373	9,948,256
Schwab U.S. REIT ETF	23,303	937,946
Schwab U.S. Small-Cap ETF	26,145	1,440,851

		12,327,053

U.S. Fixed Income Fund - 3.0%
iShares Core U.S. Aggregate Bond ETF	5,313	591,337

Total Exchange-Traded Funds (Cost $19,064,384)		19,429,995

SECURITIES LENDING COLLATERAL - 3.1%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.27% (B)	615,537	615,537

Total Securities Lending Collateral (Cost $615,537)		615,537

	Principal	Value
REPURCHASE AGREEMENT - 1.6%

State Street Bank & Trust Co. 0.03% (B), dated 10/31/2016, to be repurchased at $316,433 on 11/01/2016. Collateralized by a U.S. Government Agency Obligation, 1.13%, due 09/22/2017, and with a value of $326,625.

	$ 316,433	$ 316,433

Total Repurchase Agreement (Cost $316,433)		316,433

Total Investments (Cost $19,996,354) (C)		20,361,965
Net Other Assets (Liabilities) - (2.3)%		(450,509)

Net Assets - 100.0%		$ 19,911,456

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS Investments
Exchange-Traded Funds	$19,429,995	$—	$—	$19,429,995
Securities Lending Collateral	615,537	—	—	615,537
Repurchase Agreement	—	316,433	—	316,433

Total Investments	$20,045,532	$316,433	$—	$20,361,965

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of the security on loan is $603,384. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at October 31, 2016.
(C)	Aggregate cost for federal income tax purposes is $19,997,842. Aggregate gross unrealized appreciation and depreciation for all securities is $401,160 and $37,037, respectively. Net unrealized appreciation for tax purposes is $364,123.
(D)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

ClearTrack® Retirement Income

SCHEDULE OF INVESTMENTS

At October 31, 2016

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.0%
International Equity Funds - 15.6%
Vanguard FTSE Developed Markets ETF	249,880	$ 9,123,119
Vanguard FTSE Emerging Markets ETF	57,266	2,161,791

		11,284,910

International Fixed Income Fund - 14.1%
Vanguard Total International Bond ETF	184,436	10,195,622

U.S. Equity Funds - 16.7%
Schwab U.S. Large-Cap ETF	102,437	5,189,458
Schwab U.S. REIT ETF	85,767	3,452,122
Schwab U.S. Small-Cap ETF (A)	61,862	3,409,215

		12,050,795

U.S. Fixed Income Funds - 52.6%
iShares Core U.S. Aggregate Bond ETF	263,220	29,296,386
iShares TIPS Bond ETF	30,908	3,581,001
SPDR Bloomberg Barclays High Yield Bond ETF (A)	143,252	5,194,317

		38,071,704

Total Exchange-Traded Funds (Cost $70,358,434)		71,603,031

	Shares	Value
SECURITIES LENDING COLLATERAL - 7.2%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.27% (B)	5,237,463	$ 5,237,463

Total Securities Lending Collateral (Cost $5,237,463)		5,237,463

	Principal	Value
REPURCHASE AGREEMENT - 2.6%
State Street Bank & Trust Co. 0.03% (B), dated 10/31/2016, to be repurchased at $1,874,989 on 11/01/2016. Collateralized by a U.S. Government Agency Obligation, 1.00%, due 09/27/2017, and with a value of $1,914,525.	$ 1,874,988	1,874,988

Total Repurchase Agreement (Cost $1,874,988)		1,874,988

Total Investments (Cost $77,470,885) (C)		78,715,482
Net Other Assets (Liabilities) - (8.8)%		(6,383,350)

Net Assets - 100.0%		$ 72,332,132

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$71,603,031	$—	$—	$71,603,031
Securities Lending Collateral	5,237,463	—	—	5,237,463
Repurchase Agreement	—	1,874,988	—	1,874,988

Total Investments	$76,840,494	$1,874,988	$—	$78,715,482

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $5,132,711. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at October 31, 2016.
(C)	Aggregate cost for federal income tax purposes is $77,470,885. Net unrealized appreciation for tax purposes is $1,244,597.
(D)	The Fund recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended October 31, 2016. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF ASSETS AND LIABILITIES

At October 31, 2016

	ClearTrack® 2015	ClearTrack® 2020	ClearTrack® 2025	ClearTrack® 2030	ClearTrack® 2035
Assets:
Investments, at value (A) (B)	$45,888,952	$57,583,382	$67,676,335	$53,715,877	$51,819,173
Repurchase agreements, at value (C)	853,481	1,417,699	1,370,825	1,036,821	1,326,689
Receivables:
Shares of beneficial interest sold	1,355	188,833	34,449	380,621	—
Interest	1	1	1	1	1
Net income from securities lending	2,694	4,685	4,746	512	178
Total assets	46,746,483	59,194,600	69,086,356	55,133,832	53,146,041

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	—	219	—	—	11,780
Investments purchased	—	635,067	733,571	—	564,326
Investment management fees	28,886	33,795	33,513	29,968	29,298
Distribution and service fees	18,409	23,395	26,189	22,215	20,900
Transfer agent fees	5,801	7,373	8,253	7,000	6,586
Trustees, CCO and deferred compensation fees	12	15	17	14	13
Audit and tax fees	12,495	12,516	12,527	12,501	12,496
Custody fees	2,145	2,234	2,120	2,095	2,087
Legal fees	178	200	211	177	164
Printing and shareholder reports fees	1,225	1,283	1,353	1,243	1,115
Registration fees	2,763	2,803	2,822	2,789	2,782
Other	87	102	108	89	84
Collateral for securities on loan	1,622,916	1,142,097	3,802,735	813,363	1,406,872
Total liabilities	1,694,917	1,861,099	4,623,419	891,454	2,058,503
Net assets	$45,051,566	$57,333,501	$64,462,937	$54,242,378	$51,087,538

Net assets consist of:
Paid-in capital	$44,259,164	$56,405,235	$63,065,283	$53,118,871	$49,721,899
Undistributed (distributions in excess of) net investment income (loss)	310,808	370,335	400,510	313,199	357,553
Accumulated net realized gain (loss)	(766,227)	(806,172)	(58,947)	(5,522)	(11,906)
Net unrealized appreciation (depreciation) on:
Investments	1,247,821	1,364,103	1,056,091	815,830	1,019,992
Net assets	$45,051,566	$57,333,501	$64,462,937	$54,242,378	$51,087,538
Net assets by class:
Class R1	$44,734,721	$56,816,535	$63,892,983	$53,934,757	$50,717,885
Class R6	316,845	516,966	569,954	307,621	369,653
Shares outstanding (unlimited shares, no par value):
Class R1	4,542,895	5,792,316	6,399,470	5,370,614	5,065,632
Class R6	31,898	52,248	56,578	30,353	36,593
Net asset value per share:
Class R1	$9.85	$9.81	$9.98	$10.04	$10.01
Class R6	9.93	9.89	10.07	10.13	10.10

(A) Investments, at cost	$44,641,131	$56,219,279	$66,620,244	$52,900,047	$50,799,181
(B) Securities on loan, at value	$1,589,933	$1,119,238	$3,715,185	$797,147	$1,378,949
(C) Repurchase agreements, at cost	$853,481	$1,417,699	$1,370,825	$1,036,821	$1,326,689

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At October 31, 2016

	ClearTrack® 2040	ClearTrack® 2045	ClearTrack® 2050	ClearTrack® Retirement Income
Assets:
Investments, at value (A) (B)	$42,202,427	$28,306,852	$20,045,532	$76,840,494
Repurchase agreements, at value (C)	760,251	292,954	316,433	1,874,988
Receivables:
Shares of beneficial interest sold	201,309	6,545	210,298	100,222
Interest	1	—	—	2
Net income from securities lending	208	101	58	220
Total assets	43,164,196	28,606,452	20,572,321	78,815,926

Liabilities:
Payables and other liabilities:
Investments purchased	—	—	—	1,154,018
Investment management fees	25,362	21,244	16,999	34,872
Distribution and service fees	16,715	11,434	7,899	29,119
Transfer agent fees	5,268	3,605	2,491	9,174
Trustees, CCO and deferred compensation fees	11	7	5	19
Audit and tax fees	12,473	12,445	12,422	12,540
Custody fees	2,048	1,710	1,941	2,118
Legal fees	137	97	64	222
Printing and shareholder reports fees	1,075	918	803	1,285
Registration fees	2,745	2,703	2,672	2,850
Other	70	49	32	114
Collateral for securities on loan	2,767,313	820,755	615,537	5,237,463
Total liabilities	2,833,217	874,967	660,865	6,483,794
Net assets	$40,330,979	$27,731,485	$19,911,456	$72,332,132

Net assets consist of:
Paid-in capital	$39,282,373	$26,976,172	$19,434,220	$70,589,880
Undistributed (distributions in excess of) net investment income (loss)	299,981	178,973	113,113	497,655
Accumulated net realized gain (loss)	(49,311)	(67,891)	(1,488)	–
Net unrealized appreciation (depreciation) on:
Investments	797,936	644,231	365,611	1,244,597
Net assets	$40,330,979	$27,731,485	$19,911,456	$72,332,132
Net assets by class:
Class R1	$39,902,542	$27,304,988	$19,435,005	$72,075,282
Class R6	428,437	426,497	476,451	256,850
Shares outstanding (unlimited shares, no par value):
Class R1	4,020,164	2,746,330	1,956,672	7,132,092
Class R6	42,628	42,503	47,535	25,179
Net asset value per share:
Class R1	$9.93	$9.94	$9.93	$10.11
Class R6	10.05	10.03	10.02	10.20

(A) Investments, at cost	$41,404,491	$27,662,621	$19,679,921	$75,595,897
(B) Securities on loan, at value	$2,712,407	$804,550	$603,384	$5,132,711
(C) Repurchase agreements, at cost	$760,251	$292,954	$316,433	$1,874,988

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF OPERATIONS

For the year ended October 31, 2016

	ClearTrack® 2015	ClearTrack® 2020	ClearTrack® 2025	ClearTrack® 2030	ClearTrack® 2035
Investment Income:
Dividend income	$698,800	$788,111	$848,369	$724,326	$716,553
Interest income	617	792	316	266	253
Net income (loss) from securities lending	24,447	51,961	71,603	25,643	45,057
Total investment income	723,864	840,864	920,288	750,235	761,863

Expenses:
Investment advisory fees	25,038	25,759	26,898	23,875	20,142
Investment management fees	94,483	112,507	122,353	101,985	97,392
Distribution and service fees:
Class R1	158,788	182,745	197,325	166,875	155,515
Administration fees	2,146	2,208	2,305	2,046	1,727
Transfer agent fees
Class R1	50,018	57,565	62,157	52,566	48,987
Class R6	20	32	32	22	21
Trustees, CCO and deferred compensation fees	508	588	634	535	503
Audit and tax fees	15,932	15,817	15,680	15,730	15,380
Custody fees	11,217	12,156	11,740	11,785	11,528
Legal fees	791	901	955	807	753
Printing and shareholder reports fees	2,277	2,502	2,635	2,334	2,182
Registration fees	26,750	26,866	27,020	26,606	26,159
Other	1,283	1,343	1,371	1,291	1,258
Total expenses before waiver and/or reimbursement and recapture	389,251	440,989	471,105	406,457	381,547
Expenses waived and/or reimbursed: (A)
Class R1	(64,158)	(64,658)	(54,652)	(57,722)	(57,747)
Class R6	(562)	(785)	(620)	(553)	(596)
Recapture of previously waived and/or reimbursed fees:
Class R1	19,374	20,707	15,976	16,665	16,829
Class R6	195	273	200	192	226
Reimbursement of custody fees (B)	(273)	(281)	(286)	(281)	(268)
Net expenses	343,827	396,245	431,723	364,758	339,991
Net investment income (loss)	380,037	444,619	488,565	385,477	421,872

Net realized gain (loss) on:
Investments	(696,133)	(639,207)	(51,621)	(5,522)	(8,073)
Net realized gain (loss)	(696,133)	(639,207)	(51,621)	(5,522)	(8,073)

Net change in unrealized appreciation (depreciation) on:
Investments	1,260,137	1,233,279	1,082,144	849,133	1,007,694
Net change in unrealized appreciation (depreciation)	1,260,137	1,233,279	1,082,144	849,133	1,007,694
Net realized and change in unrealized gain (loss)	564,004	594,072	1,030,523	843,611	999,621
Net increase (decrease) in net assets resulting from operations	$944,041	$1,038,691	$1,519,088	$1,229,088	$1,421,493

(A)	Transamerica Asset Management, Inc. (“TAM”) reimbursed expenses in order to maintain the Funds’ contractual expense limits (See the Fees and Other Affiliated Transactions note in Notes to Financial Statements).
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF OPERATIONS (continued)

For the year ended October 31, 2016

	ClearTrack® 2040	ClearTrack® 2045	ClearTrack® 2050	ClearTrack® Retirement Income
Investment Income:
Dividend income	$620,278	$416,117	$269,085	$999,074
Interest income	189	131	92	353
Net income (loss) from securities lending	23,465	9,893	5,419	13,574
Total investment income	643,932	426,141	274,596	1,013,001

Expenses:
Investment advisory fees	17,766	12,954	8,607	25,464
Investment management fees	78,996	55,048	36,740	134,464
Distribution and service fees:
Class R1	127,909	89,520	58,936	212,053
Administration fees	1,523	1,110	738	2,183
Transfer agent fees
Class R1	40,291	28,199	18,565	66,797
Class R6	21	21	26	18
Trustees, CCO and deferred compensation fees	409	292	192	689
Audit and tax fees	15,297	14,876	14,817	16,387
Custody fees	10,882	7,349	9,872	11,713
Legal fees	624	438	289	1,025
Printing and shareholder reports fees	2,016	1,625	1,342	2,674
Registration fees	26,159	25,624	25,279	26,842
Other	1,185	1,083	999	1,415
Total expenses before waiver and/or reimbursement and recapture	323,078	238,139	176,402	501,724
Expenses waived and/or reimbursed: (A)
Class R1	(58,244)	(53,251)	(56,636)	(64,691)
Class R6	(699)	(911)	(1,738)	(475)
Recapture of previously waived and/or reimbursed fees:
Class R1	15,718	13,945	12,710	18,085
Class R6	232	297	452	201
Reimbursement of custody fees (B)	(263)	(240)	(237)	(272)
Net expenses	279,822	197,979	130,953	454,572
Net investment income (loss)	364,110	228,162	143,643	558,429

Net realized gain (loss) on:
Investments	(40,075)	(65,106)	(1,058)	—
Net realized gain (loss)	(40,075)	(65,106)	(1,058)	—

Net change in unrealized appreciation (depreciation) on:
Investments	756,832	626,352	323,911	1,298,855
Net change in unrealized appreciation (depreciation)	756,832	626,352	323,911	1,298,855
Net realized and change in unrealized gain (loss)	716,757	561,246	322,853	1,298,855
Net increase (decrease) in net assets resulting from operations	$1,080,867	$789,408	$466,496	$1,857,284

(A)	Transamerica Asset Management, Inc. (“TAM”) reimbursed expenses in order to maintain the Funds’ contractual expense limits (See the Fees and Other Affiliated Transactions note in Notes to Financial Statements).
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS

For the period and year ended:

	ClearTrack® 2015		ClearTrack® 2020		ClearTrack® 2025
	October 31, 2016	October 31, 2015 (A)	October 31, 2016	October 31, 2015 (A)	October 31, 2016	October 31, 2015 (A)
From operations:
Net investment income (loss)	$380,037	$44,267	$444,619	$44,303	$488,565	$40,663
Net realized gain (loss)	(696,133)	(61,179)	(639,207)	(155,421)	(51,621)	(4,735)
Net change in unrealized appreciation (depreciation)	1,260,137	(12,316)	1,233,279	130,824	1,082,144	(26,053)
Net increase (decrease) in net assets resulting from operations	944,041	(29,228)	1,038,691	19,706	1,519,088	9,875

Dividends and/or distributions to shareholders:
Net investment income:
Class R1	(116,593)	—	(121,433)	—	(131,627)	—
Class R6	(1,772)	—	(1,727)	—	(1,683)	—
Total dividends and/or distributions from net investment income	(118,365)	—	(123,160)	—	(133,310)	—
Net realized gains:
Class R1	(8,816)	—	(11,421)	—	(2,566)	—
Class R6	(100)	—	(123)	—	(25)	—
Total dividends and/or distributions from net realized gains	(8,916)	—	(11,544)	—	(2,591)	—
Total dividends and/or distributions to shareholders	(127,281)	—	(134,704)	—	(135,901)	—

Capital share transactions:
Proceeds from shares sold:
Class R1	33,615,259	17,171,311	45,257,643	16,125,011	51,555,009	15,875,454
Class R6	67,589	250,010	254,342	250,010	304,247	250,010
	33,682,848	17,421,321	45,511,985	16,375,021	51,859,256	16,125,464
Dividends and/or distributions reinvested:
Class R1	125,409	—	132,854	—	134,193	—
Class R6	1,872	—	1,850	—	1,708	—
	127,281	—	134,704	—	135,901	—
Cost of shares redeemed:
Class R1	(5,640,717)	(1,326,569)	(4,804,935)	(805,079)	(4,100,234)	(948,737)
Class R6	(120)	(10)	(1,878)	(10)	(1,765)	(10)
	(5,640,837)	(1,326,579)	(4,806,813)	(805,089)	(4,101,999)	(948,747)
Net increase (decrease) in net assets resulting from capital share transactions	28,169,292	16,094,742	40,839,876	15,569,932	47,893,158	15,176,717
Net increase (decrease) in net assets	28,986,052	16,065,514	41,743,863	15,589,638	49,276,345	15,186,592

Net assets:
Beginning of period/year	16,065,514	—	15,589,638	—	15,186,592	—
End of period/year	$45,051,566	$16,065,514	$57,333,501	$15,589,638	$64,462,937	$15,186,592
Undistributed (distributions in excess of) net investment income (loss)	$310,808	$48,226	$370,335	$48,124	$400,510	$44,662

Capital share transactions - shares:
Shares issued:
Class R1	3,493,482	1,758,071	4,706,369	1,655,982	5,284,591	1,627,211
Class R6	6,716	25,001	27,248	25,001	31,578	25,001
	3,500,198	1,783,072	4,733,617	1,680,983	5,316,169	1,652,212
Shares reinvested:
Class R1	13,036	—	13,810	—	13,892	—
Class R6	194	—	192	—	176	—
	13,230	—	14,002	—	14,068	—
Shares redeemed:
Class R1	(585,206)	(136,488)	(501,207)	(82,638)	(428,541)	(97,683)
Class R6	(12)	(1)	(192)	(1)	(176)	(1)
	(585,218)	(136,489)	(501,399)	(82,639)	(428,717)	(97,684)
Net increase (decrease) in shares outstanding:
Class R1	2,921,312	1,621,583	4,218,972	1,573,344	4,869,942	1,529,528
Class R6	6,898	25,000	27,248	25,000	31,578	25,000
	2,928,210	1,646,583	4,246,220	1,598,344	4,901,520	1,554,528

(A)	Commenced operations on March 2, 2015.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and year ended:

	ClearTrack® 2030		ClearTrack® 2035		ClearTrack® 2040
	October 31, 2016	October 31, 2015 (A)	October 31, 2016	October 31, 2015 (A)	October 31, 2016	October 31, 2015 (A)
From operations:
Net investment income (loss)	$385,477	$32,784	$421,872	$35,033	$364,110	$41,644
Net realized gain (loss)	(5,522)	262	(8,073)	(3,602)	(40,075)	(9,061)
Net change in unrealized appreciation (depreciation)	849,133	(33,303)	1,007,694	12,298	756,832	41,104
Net increase (decrease) in net assets resulting from operations	1,229,088	(257)	1,421,493	43,729	1,080,867	73,687

Dividends and/or distributions to shareholders:
Net investment income:
Class R1	(107,287)	—	(100,726)	—	(106,903)	—
Class R6	(1,568)	—	(1,810)	—	(1,975)	—
Total dividends and/or distributions from net investment income	(108,855)	—	(102,536)	—	(108,878)	—
Net realized gains:
Class R1	(450)	—	(357)	—	(339)	—
Class R6	(5)	—	(5)	—	(5)	—
Total dividends and/or distributions from net realized gains	(455)	—	(362)	—	(344)	—
Total dividends and/or distributions to shareholders	(109,310)	—	(102,898)	—	(109,222)	—

Capital share transactions:
Proceeds from shares sold:
Class R1	45,333,616	12,806,555	43,360,445	10,569,840	32,692,728	11,297,944
Class R6	171,249	250,010	145,769	250,010	182,671	250,010
	45,504,865	13,056,565	43,506,214	10,819,850	32,875,399	11,547,954
Dividends and/or distributions reinvested:
Class R1	107,737	—	101,083	—	107,242	—
Class R6	1,573	—	1,815	—	1,980	—
	109,310	—	102,898	—	109,222	—
Cost of shares redeemed:
Class R1	(4,660,055)	(768,761)	(3,946,043)	(729,499)	(4,254,416)	(989,561)
Class R6	(119,057)	(10)	(28,196)	(10)	(2,941)	(10)
	(4,779,112)	(768,771)	(3,974,239)	(729,509)	(4,257,357)	(989,571)
Net increase (decrease) in net assets resulting from capital share transactions	40,835,063	12,287,794	39,634,873	10,090,341	28,727,264	10,558,383
Net increase (decrease) in net assets	41,954,841	12,287,537	40,953,468	10,134,070	29,698,909	10,632,070

Net assets:
Beginning of period/year	12,287,537	—	10,134,070	—	10,632,070	—
End of period/year	$54,242,378	$12,287,537	$51,087,538	$10,134,070	$40,330,979	$10,632,070
Undistributed (distributions in excess of) net investment income (loss)	$313,199	$36,065	$357,553	$37,969	$299,981	$44,573

Capital share transactions - shares:
Shares issued:
Class R1	4,613,850	1,305,948	4,453,334	1,083,801	3,388,038	1,164,208
Class R6	16,829	25,001	14,174	25,001	17,713	25,001
	4,630,679	1,330,949	4,467,508	1,108,802	3,405,751	1,189,209
Shares reinvested:
Class R1	11,084	—	10,410	—	11,090	—
Class R6	161	—	186	—	203	—
	11,245	—	10,596	—	11,293	—
Shares redeemed:
Class R1	(480,756)	(79,512)	(406,454)	(75,459)	(439,786)	(103,386)
Class R6	(11,637)	(1)	(2,767)	(1)	(288)	(1)
	(492,393)	(79,513)	(409,221)	(75,460)	(440,074)	(103,387)
Net increase (decrease) in shares outstanding:
Class R1	4,144,178	1,226,436	4,057,290	1,008,342	2,959,342	1,060,822
Class R6	5,353	25,000	11,593	25,000	17,628	25,000
	4,149,531	1,251,436	4,068,883	1,033,342	2,976,970	1,085,822

(A)	Commenced operations on March 2, 2015.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the period and year ended:

	ClearTrack® 2045		ClearTrack® 2050		ClearTrack® Retirement Income
	October 31, 2016	October 31, 2015 (A)	October 31, 2016	October 31, 2015 (A)	October 31, 2016	October 31, 2015 (A)
From operations:
Net investment income (loss)	$228,162	$25,421	$143,643	$20,881	$558,429	$48,007
Net realized gain (loss)	(65,106)	(2,594)	(1,058)	(180)	—	286
Net change in unrealized appreciation (depreciation)	626,352	17,879	323,911	41,700	1,298,855	(54,258)
Net increase (decrease) in net assets resulting from operations	789,408	40,706	466,496	62,401	1,857,284	(5,965)

Dividends and/or distributions to shareholders:
Net investment income:
Class R1	(74,745)	—	(51,016)	—	(111,808)	—
Class R6	(1,920)	—	(2,008)	—	(1,565)	—
Total dividends and/or distributions from net investment income	(76,665)	—	(53,024)	—	(113,373)	—
Net realized gains:
Class R1	(244)	—	(321)	—	(468)	—
Class R6	(5)	—	(10)	—	(5)	—
Total dividends and/or distributions from net realized gains	(249)	—	(331)	—	(473)	—
Total dividends and/or distributions to shareholders	(76,914)	—	(53,355)	—	(113,846)	—

Capital share transactions:
Proceeds from shares sold:
Class R1	23,366,477	7,126,922	15,080,069	5,488,845	62,364,132	12,787,948
Class R6	178,519	250,010	221,012	250,010	178	250,010
	23,544,996	7,376,932	15,301,081	5,738,855	62,364,310	13,037,958
Dividends and/or distributions reinvested:
Class R1	74,989	—	51,337	—	112,276	—
Class R6	1,925	—	2,018	—	1,570	—
	76,914	—	53,355	—	113,846	—
Cost of shares redeemed:
Class R1	(3,578,306)	(441,493)	(1,402,315)	(251,355)	(4,322,751)	(598,694)
Class R6	(748)	(10)	(3,697)	(10)	—	(10)
	(3,579,054)	(441,503)	(1,406,012)	(251,365)	(4,322,751)	(598,704)
Net increase (decrease) in net assets resulting from capital share transactions	20,042,856	6,935,429	13,948,424	5,487,490	58,155,405	12,439,254
Net increase (decrease) in net assets	20,755,350	6,976,135	14,361,565	5,549,891	59,898,843	12,433,289

Net assets:
Beginning of period/year	6,976,135	—	5,549,891	—	12,433,289	—
End of period/year	$27,731,485	$6,976,135	$19,911,456	$5,549,891	$72,332,132	$12,433,289
Undistributed (distributions in excess of) net investment income (loss)	$178,973	$27,534	$113,113	$22,575	$497,655	$51,505

Capital share transactions - shares:
Shares issued:
Class R1	2,423,621	734,401	1,555,077	569,111	6,326,550	1,300,648
Class R6	17,379	25,001	22,691	25,001	17	25,001
	2,441,000	759,402	1,577,768	594,112	6,326,567	1,325,649
Shares reinvested:
Class R1	7,739	—	5,314	—	11,598	—
Class R6	198	—	208	—	162	—
	7,937	—	5,522	—	11,760	—
Shares redeemed:
Class R1	(373,456)	(45,975)	(146,794)	(26,036)	(445,597)	(61,107)
Class R6	(74)	(1)	(364)	(1)	—	(1)
	(373,530)	(45,976)	(147,158)	(26,037)	(445,597)	(61,108)
Net increase (decrease) in shares outstanding:
Class R1	2,057,904	688,426	1,413,597	543,075	5,892,551	1,239,541
Class R6	17,503	25,000	22,535	25,000	179	25,000
	2,075,407	713,426	1,436,132	568,075	5,892,730	1,264,541

(A)	Commenced operations on March 2, 2015.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and year indicated:	ClearTrack® 2015
	Class R1
	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$9.76		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.11	(D)	0.08
Net realized and unrealized gain (loss)	0.03		(0.32)
Total investment operations	0.14		(0.24)
Dividends and/or distributions to shareholders:
Net investment income	(0.05)		—
Net realized gains	(0.00	)(E)	—
Total dividends and/or distributions to shareholders	(0.05)		—
Net asset value, end of period/year	$9.85		$9.76
Total return	1.52%		(2.40	)%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$44,735		$15,821
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	1.22%		3.19	%(H)
Including waiver and/or reimbursement and recapture	1.08	%(D)	1.06	%(H)
Net investment income (loss) to average net assets (C)	1.18	%(D)	1.32	%(H)
Portfolio turnover rate (I)	43%		43	%(F)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Not annualized.
(G)	Does not include expenses of the underlying funds in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period and year indicated:	ClearTrack® 2015
	Class R6
	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$9.80		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.18	(D)	0.13
Net realized and unrealized gain (loss)	0.02		(0.33)
Total investment operations	0.20		(0.20)
Dividends and/or distributions to shareholders:
Net investment income	(0.07)		—
Net realized gains	(0.00	)(E)	—
Total dividends and/or distributions to shareholders	(0.07)		—
Net asset value, end of period/year	$9.93		$9.80
Total return	2.11%		(2.00	)%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$317		$245
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	0.57%		2.54	%(H)
Including waiver and/or reimbursement and recapture	0.43	%(D)	0.41	%(H)
Net investment income (loss) to average net assets (C)	1.87	%(D)	1.96	%(H)
Portfolio turnover rate (I)	43%		43	%(F)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Not annualized.
(G)	Does not include expenses of the underlying funds in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	ClearTrack® 2020
	Class R1
	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$9.75		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.12	(D)	0.09
Net realized and unrealized gain (loss)	(0.01	)(E)	(0.34)
Total investment operations	0.11		(0.25)
Dividends and/or distributions to shareholders:
Net investment income	(0.05)		—
Net realized gains	(0.00	)(F)	—
Total dividends and/or distributions to shareholders	(0.05)		—
Net asset value, end of period/year	$9.81		$9.75
Total return	1.21%		(2.50	)%(G)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$56,817		$15,345
Expenses to average net assets (H)
Excluding waiver and/or reimbursement and recapture	1.20%		3.27	%(I)
Including waiver and/or reimbursement and recapture	1.08	%(D)	1.05	%(I)
Net investment income (loss) to average net assets (C)	1.19	%(D)	1.36	%(I)
Portfolio turnover rate (J)	42%		73	%(G)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported in the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Rounds to less than $0.01 or $(0.01).
(G)	Not annualized.
(H)	Does not include expenses of the underlying funds in which the Fund invests.
(I)	Annualized.
(J)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period and year indicated:	ClearTrack® 2020
	Class R6
	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$9.79		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.18	(D)	0.13
Net realized and unrealized gain (loss)	(0.01	)(E)	(0.34)
Total investment operations	0.17		(0.21)
Dividends and/or distributions to shareholders:
Net investment income	(0.07)		—
Net realized gains	(0.00	)(F)	—
Total dividends and/or distributions to shareholders	(0.07)		—
Net asset value, end of period/year	$9.89		$9.79
Total return	1.80%		(2.10	)%(G)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$517		$245
Expenses to average net assets (H)
Excluding waiver and/or reimbursement and recapture	0.55%		2.62	%(I)
Including waiver and/or reimbursement and recapture	0.43	%(D)	0.40	%(I)
Net investment income (loss) to average net assets (C)	1.90	%(D)	1.95	%(I)
Portfolio turnover rate (J)	42%		73	%(G)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported in the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Rounds to less than $0.01 or $(0.01).
(G)	Not annualized.
(H)	Does not include expenses of the underlying funds in which the Fund invests.
(I)	Annualized.
(J)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	ClearTrack® 2025
	Class R1
	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$9.77		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.12	(D)	0.08
Net realized and unrealized gain (loss)	0.14		(0.31)
Total investment operations	0.26		(0.23)
Dividends and/or distributions to shareholders:
Net investment income	(0.05)		—
Net realized gains	(0.00	)(E)	—
Total dividends and/or distributions to shareholders	(0.05)		—
Net asset value, end of period/year	$9.98		$9.77
Total return	2.70%		(2.30	)%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$63,893		$14,942
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	1.19%		3.19	%(H)
Including waiver and/or reimbursement and recapture	1.09	%(D)	1.07	%(H)
Net investment income (loss) to average net assets (C)	1.22	%(D)	1.19	%(H)
Portfolio turnover rate (I)	3%		6	%(F)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Not annualized.
(G)	Does not include expenses of the underlying funds in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period and year indicated:	ClearTrack® 2025
	Class R6
	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$9.81		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.19	(D)	0.13
Net realized and unrealized gain (loss)	0.14		(0.32)
Total investment operations	0.33		(0.19)
Dividends and/or distributions to shareholders:
Net investment income	(0.07)		—
Net realized gains	(0.00	)(E)	—
Total dividends and/or distributions to shareholders	(0.07)		—
Net asset value, end of period/year	$10.07		$9.81
Total return	3.37%		(1.90	)%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$570		$245
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	0.54%		2.54	%(H)
Including waiver and/or reimbursement and recapture	0.44	%(D)	0.42	%(H)
Net investment income (loss) to average net assets (C)	1.93	%(D)	1.91	%(H)
Portfolio turnover rate (I)	3%		6	%(F)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Not annualized.
(G)	Does not include expenses of the underlying funds in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	ClearTrack® 2030
	Class R1
	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$9.82		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.11	(D)	0.08
Net realized and unrealized gain (loss)	0.16		(0.26)
Total investment operations	0.27		(0.18)
Dividends and/or distributions to shareholders:
Net investment income	(0.05)		—
Net realized gains	(0.00	)(E)	—
Total dividends and/or distributions to shareholders	(0.05)		—
Net asset value, end of period/year	$10.04		$9.82
Total return	2.74%		(1.80	)%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$53,935		$12,041
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	1.21%		3.89	%(H)
Including waiver and/or reimbursement and recapture	1.09	%(D)	1.08	%(H)
Net investment income (loss) to average net assets (C)	1.14	%(D)	1.27	%(H)
Portfolio turnover rate (I)	0	%(J)	1	%(F)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Not annualized.
(G)	Does not include expenses of the underlying funds in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the underlying funds in which the Fund invests.
(J)	Rounds to less than 1%.

For a share outstanding during the period and year indicated:	ClearTrack® 2030
	Class R6
	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$9.86		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.19	(D)	0.14
Net realized and unrealized gain (loss)	0.14		(0.28)
Total investment operations	0.33		(0.14)
Dividends and/or distributions to shareholders:
Net investment income	(0.06)		—
Net realized gains	(0.00	)(E)	—
Total dividends and/or distributions to shareholders	(0.06)		—
Net asset value, end of period/year	$10.13		$9.86
Total return	3.40%		(1.40	)%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$307		$247
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	0.57%		3.24	%(H)
Including waiver and/or reimbursement and recapture	0.44	%(D)	0.43	%(H)
Net investment income (loss) to average net assets (C)	1.90	%(D)	2.05	%(H)
Portfolio turnover rate (I)	0	%(J)	1	%(F)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Not annualized.
(G)	Does not include expenses of the underlying funds in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the underlying funds in which the Fund invests.
(J)	Rounds to less than 1%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	ClearTrack® 2035
	Class R1
	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$9.81		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.13	(D)	0.10
Net realized and unrealized gain (loss)	0.13		(0.29	)(E)
Total investment operations	0.26		(0.19)
Dividends and/or distributions to shareholders:
Net investment income	(0.06)		—
Net realized gains	(0.00	)(F)	—
Total dividends and/or distributions to shareholders	(0.06)		—
Net asset value, end of period/year	$10.01		$9.81
Total return	2.63%		(1.90	)%(G)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$50,718		$9,888
Expenses to average net assets (H)
Excluding waiver and/or reimbursement and recapture	1.22%		4.29	%(I)
Including waiver and/or reimbursement and recapture	1.09	%(D)	1.07	%(I)
Net investment income (loss) to average net assets (C)	1.34	%(D)	1.56	%(I)
Portfolio turnover rate (J)	0	%(K)	3	%(G)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported in the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Rounds to less than $0.01 or $(0.01).
(G)	Not annualized.
(H)	Does not include expenses of the underlying funds in which the Fund invests.
(I)	Annualized.
(J)	Does not include portfolio activity of the underlying funds in which the Fund invests.
(K)	Rounds to less than 1%.

For a share outstanding during the period and year indicated:	ClearTrack® 2035
	Class R6
	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$9.85		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.20	(D)	0.15
Net realized and unrealized gain (loss)	0.12		(0.30	)(E)
Total investment operations	0.32		(0.15)
Dividends and/or distributions to shareholders:
Net investment income	(0.07)		—
Net realized gains	(0.00	)(F)	—
Total dividends and/or distributions to shareholders	(0.07)		—
Net asset value, end of period/year	$10.10		$9.85
Total return	3.30%		(1.50	)%(G)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$370		$246
Expenses to average net assets (H)
Excluding waiver and/or reimbursement and recapture	0.57%		3.64	%(I)
Including waiver and/or reimbursement and recapture	0.44	%(D)	0.42	%(I)
Net investment income (loss) to average net assets (C)	2.01	%(D)	2.26	%(I)
Portfolio turnover rate (J)	0	%(K)	3	%(G)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported in the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Rounds to less than $0.01 or $(0.01).
(G)	Not annualized.
(H)	Does not include expenses of the underlying funds in which the Fund invests.
(I)	Annualized.
(J)	Does not include portfolio activity of the underlying funds in which the Fund invests.
(K)	Rounds to less than 1%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	ClearTrack® 2040
	Class R1
	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$9.79		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.14	(D)	0.12
Net realized and unrealized gain (loss)	0.06		(0.33	)(E)
Total investment operations	0.20		(0.21)
Dividends and/or distributions to shareholders:
Net investment income	(0.06)		—
Net realized gains	(0.00	)(F)	—
Total dividends and/or distributions to shareholders	(0.06)		—
Net asset value, end of period/year	$9.93		$9.79
Total return	2.09%		(2.10	)%(G)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$39,903		$10,385
Expenses to average net assets (H)
Excluding waiver and/or reimbursement and recapture	1.26%		4.29	%(I)
Including waiver and/or reimbursement and recapture	1.09	%(D)	1.07	%(I)
Net investment income (loss) to average net assets (C)	1.40	%(D)	1.86	%(I)
Portfolio turnover rate (J)	2%		4	%(G)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported in the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Rounds to less than $0.01 or $(0.01).
(G)	Not annualized.
(H)	Does not include expenses of the underlying funds in which the Fund invests.
(I)	Annualized.
(J)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period and year indicated:	ClearTrack® 2040
	Class R6
	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$9.86		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.20	(D)	0.17
Net realized and unrealized gain (loss)	0.07		(0.31	)(E)
Total investment operations	0.27		(0.14)
Dividends and/or distributions to shareholders:
Net investment income	(0.08)		—
Net realized gains	(0.00	)(F)	—
Total dividends and/or distributions to shareholders	(0.08)		—
Net asset value, end of period/year	$10.05		$9.86
Total return	2.76%		(1.40	)%(G)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$428		$247
Expenses to average net assets (H)
Excluding waiver and/or reimbursement and recapture	0.61%		3.64	%(I)
Including waiver and/or reimbursement and recapture	0.44	%(D)	0.42	%(I)
Net investment income (loss) to average net assets (C)	2.05	%(D)	2.58	%(I)
Portfolio turnover rate (J)	2%		4	%(G)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported in the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Rounds to less than $0.01 or $(0.01).
(G)	Not annualized.
(H)	Does not include expenses of the underlying funds in which the Fund invests.
(I)	Annualized.
(J)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	ClearTrack® 2045
	Class R1
	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$9.78		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.12	(D)	0.11
Net realized and unrealized gain (loss)	0.10		(0.33	)(E)
Total investment operations	0.22		(0.22)
Dividends and/or distributions to shareholders:
Net investment income	(0.06)		—
Net realized gains	(0.00	)(F)	—
Total dividends and/or distributions to shareholders	(0.06)		—
Net asset value, end of period/year	$9.94		$9.78
Total return	2.28%		(2.20	)%(G)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$27,305		$6,731
Expenses to average net assets (H)
Excluding waiver and/or reimbursement and recapture	1.32%		5.88	%(I)
Including waiver and/or reimbursement and recapture	1.10	%(D)	1.08	%(I)
Net investment income (loss) to average net assets (C)	1.24	%(D)	1.67	%(I)
Portfolio turnover rate (J)	2%		3	%(G)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported in the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Rounds to less than $0.01 or $(0.01).
(G)	Not annualized.
(H)	Does not include expenses of the underlying funds in which the Fund invests.
(I)	Annualized.
(J)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period and year indicated:	ClearTrack® 2045
	Class R6
	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$9.82		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.18	(D)	0.15
Net realized and unrealized gain (loss)	0.11		(0.33	)(E)
Total investment operations	0.29		(0.18)
Dividends and/or distributions to shareholders:
Net investment income	(0.08)		—
Net realized gains	(0.00	)(F)	—
Total dividends and/or distributions to shareholders	(0.08)		—
Net asset value, end of period/year	$10.03		$9.82
Total return	2.95%		(1.80	)%(G)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$426		$245
Expenses to average net assets (H)
Excluding waiver and/or reimbursement and recapture	0.67%		5.23	%(I)
Including waiver and/or reimbursement and recapture	0.45	%(D)	0.43	%(I)
Net investment income (loss) to average net assets (C)	1.88	%(D)	2.31	%(I)
Portfolio turnover rate (J)	2%		3	%(G)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported in the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Rounds to less than $0.01 or $(0.01).
(G)	Not annualized.
(H)	Does not include expenses of the underlying funds in which the Fund invests.
(I)	Annualized.
(J)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	ClearTrack® 2050
	Class R1
	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$9.77		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.11	(D)	0.11
Net realized and unrealized gain (loss)	0.11		(0.34	)(E)
Total investment operations	0.22		(0.23)
Dividends and/or distributions to shareholders:
Net investment income	(0.06)		—
Net realized gains	(0.00	)(F)	—
Total dividends and/or distributions to shareholders	(0.06)		—
Net asset value, end of period/year	$9.93		$9.77
Total return	2.31%		(2.30	)%(G)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$19,435		$5,305
Expenses to average net assets (H)
Excluding waiver and/or reimbursement and recapture	1.47%		7.19	%(I)
Including waiver and/or reimbursement and recapture	1.10	%(D)	1.08	%(I)
Net investment income (loss) to average net assets (C)	1.16	%(D)	1.73	%(I)
Portfolio turnover rate (J)	0	%(K)	4	%(G)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported in the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Rounds to less than $0.01 or $(0.01).
(G)	Not annualized.
(H)	Does not include expenses of the underlying funds in which the Fund invests.
(I)	Annualized.
(J)	Does not include portfolio activity of the underlying funds in which the Fund invests.
(K)	Rounds to less than 1%.

For a share outstanding during the period and year indicated:	ClearTrack® 2050
	Class R6
	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$9.81		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.18	(D)	0.15
Net realized and unrealized gain (loss)	0.11		(0.34	)(E)
Total investment operations	0.29		(0.19)
Dividends and/or distributions to shareholders:
Net investment income	(0.08)		—
Net realized gains	(0.00	)(F)	—
Total dividends and/or distributions to shareholders	(0.08)		—
Net asset value, end of period/year	$10.02		$9.81
Total return	2.99%		(1.90	)%(G)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$476		$245
Expenses to average net assets (H)
Excluding waiver and/or reimbursement and recapture	0.83%		6.54	%(I)
Including waiver and/or reimbursement and recapture	0.45	%(D)	0.43	%(I)
Net investment income (loss) to average net assets (C)	1.87	%(D)	2.33	%(I)
Portfolio turnover rate (J)	0	%(K)	4	%(G)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported in the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(F)	Rounds to less than $0.01 or $(0.01).
(G)	Not annualized.
(H)	Does not include expenses of the underlying funds in which the Fund invests.
(I)	Annualized.
(J)	Does not include portfolio activity of the underlying funds in which the Fund invests.
(K)	Rounds to less than 1%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	ClearTrack® Retirement Income
	Class R1
	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$9.83		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.13	(D)	0.11
Net realized and unrealized gain (loss)	0.20		(0.28)
Total investment operations	0.33		(0.17)
Dividends and/or distributions to shareholders:
Net investment income	(0.05)		—
Net realized gains	(0.00	)(E)	—
Total dividends and/or distributions to shareholders	(0.05)		—
Net asset value, end of period/year	$10.11		$9.83
Total return	3.36%		(1.70	)%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$72,075		$12,186
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	1.18%		3.66	%(H)
Including waiver and/or reimbursement and recapture	1.07	%(D)	1.08	%(H)
Net investment income (loss) to average net assets (C)	1.30	%(D)	1.76	%(H)
Portfolio turnover rate (I)	—%		1	%(F)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Not annualized.
(G)	Does not include expenses of the underlying funds in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the underlying funds in which the Fund invests.

For a share outstanding during the period and year indicated:	ClearTrack® Retirement Income
	Class R6
	October 31, 2016		October 31, 2015 (A)
Net asset value, beginning of period/year	$9.87		$10.00
Investment operations:
Net investment income (loss) (B) (C)	0.21	(D)	0.14
Net realized and unrealized gain (loss)	0.18		(0.27)
Total investment operations	0.39		(0.13)
Dividends and/or distributions to shareholders:
Net investment income	(0.06)		—
Net realized gains	(0.00	)(E)	—
Total dividends and/or distributions to shareholders	(0.06)		—
Net asset value, end of period/year	$10.20		$9.87
Total return	4.01%		(1.30	)%(F)
Ratio and supplemental data:
Net assets end of period/year (000’s)	$257		$247
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	0.53%		3.01	%(H)
Including waiver and/or reimbursement and recapture	0.42	%(D)	0.43	%(H)
Net investment income (loss) to average net assets (C)	2.08	%(D)	2.16	%(H)
Portfolio turnover rate (I)	—%		1	%(F)

(A)	Commenced operations on March 2, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Fund.
(E)	Rounds to less than $0.01 or $(0.01).
(F)	Not annualized.
(G)	Does not include expenses of the underlying funds in which the Fund invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the underlying funds in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS

At October 31, 2016

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. The funds (each, a “Fund” and collectively, the “Funds”) are each a series of the Trust and are listed below. The Funds are generally offered in eligible retirement plans.

Fund	Class
ClearTrack® 2015	R1,R6
ClearTrack® 2020	R1,R6
ClearTrack® 2025	R1,R6
ClearTrack® 2030	R1,R6
ClearTrack® 2035	R1,R6
ClearTrack® 2040	R1,R6
ClearTrack® 2045	R1,R6
ClearTrack® 2050	R1,R6
ClearTrack® Retirement Income	R1,R6

Each Fund, a “fund of fund”, invests the majority of its assets in underlying exchange-traded funds (“ETF”) that are based on an index and managed by unaffiliated investment advisers (hereafter referred to as “Underlying ETFs”). The financial statements of the Underlying ETFs, including the Schedule of Investments, should be read in conjunction with the Funds’ financial statements. The Underlying ETFs’ shareholder reports are not covered by this report.

This report must be accompanied or preceded by the Funds’ current prospectuses, which contain additional information about the Funds, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Funds. TAM provides continuous and regular investment management services to the Funds. TAM supervises each Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Funds.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide the day-to-day management of a Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Funds and their investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Funds employing a combination of quantitative and qualitative screens, research, analysis and due diligence; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; regular supervision of the Funds’ investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Funds; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; risk management oversight and analysis; design, development, implementation and regular monitoring of the valuation process; design, development, implementation and regular monitoring of the compliance process; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Funds’ Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Funds; oversight of other service providers to the Funds, such as the custodian, the transfer agent, the Funds’ independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Funds; and ongoing cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Funds, is responsible for paying the sub-advisers for their services, and sub-advisory fees are TAM’s expense.

Effective March 1, 2016, TAM’s investment management services also include the provision of supervisory and administrative services to the Funds. These services include performing certain administrative services for the Funds and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Funds by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Funds from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of fund investments; assisting with fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Funds’ custodian and dividend disbursing agent and monitoring their services to the Funds; assisting the Funds in preparing reports to shareholders; acting as liaison with the Funds’ independent public accountants

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

1. ORGANIZATION (continued)

and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Funds. Prior to March 1, 2016, Transamerica Funds Services, Inc. (“TFS”) provided administrative services to the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Funds’ financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying funds. Dividend income and capital gain distributions from underlying funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Funds with broker/dealers with which other funds or portfolios advised by TAM have established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Funds. In no event will commissions paid by the Funds be used to pay expenses that would otherwise be borne by any other funds or portfolios advised by TAM, or by any other party.

There were no commissions recaptured during the year ended October 31, 2016 by the Funds.

Indemnification: In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Funds value their investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

3. SECURITY VALUATION (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, practical expedient have not been classified in the fair value levels. The hierarchy classification of inputs used to value the Funds’ investments, at October 31, 2016, is disclosed within the Security Valuation section of each Fund’s Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Funds use fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Funds’ significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies and exchange-traded funds (“ETF”): Investment companies are valued at the NAV of the underlying funds. These securities are actively traded and no valuation adjustments are applied. ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. Investment companies and ETFs are generally categorized in Level 1 of the fair value hierarchy. Investments in privately held investment funds with significant restrictions on redemptions where the inputs of NAVs are unobservable will be valued based upon the NAVs of such investments and are categorized in Level 3 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by their investment policies, to raise additional cash to be invested in other securities or instruments. When the Funds invest borrowing proceeds in other securities, the Funds will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Funds may borrow on a secured or on an unsecured basis. If the Funds enter into a secured borrowing arrangement, a portion of the Funds’ assets will be used as collateral. The 1940 Act requires the Funds to maintain asset coverage of at least 300% of the amount of their borrowings. Asset

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

coverage means the ratio that the value of the Funds’ total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Funds may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Funds pursuant to a Securities Lending Agreement. The lending of securities exposes the Funds to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Funds may experience delays in recovery of the loaned securities or delays in access to collateral, or the Funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Funds in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Funds seek to increase their net investment income through the receipt of interest and fees. Such income is reflected separately in the Statements of Operations. Net income from securities lending in the Statements of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at October 31, 2016, if any, are shown on a gross basis within the Schedule of Investments and Statements of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Funds purchase a security and simultaneously commit to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Funds’ custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Funds will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Funds and their counterparties that provide for the net settlement of all transactions and collateral with the Funds, through a single payment, in the event of default or termination. Amounts presented on the Schedule of Investments, and as part of Repurchase agreements, at value on the Statements of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2016.

Repurchase agreements at October 31, 2016, if any, are included within the Schedule of Investments and Statements of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2016.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
ClearTrack® 2015
Securities Lending Transactions
Exchange-Traded Funds	$1,622,916	$—	$—	$—	$1,622,916
Total Borrowings	$1,622,916	$—	$—	$—	$1,622,916

ClearTrack® 2020
Securities Lending Transactions
Exchange-Traded Funds	$1,142,097	$—	$—	$—	$1,142,097
Total Borrowings	$1,142,097	$—	$—	$—	$1,142,097

ClearTrack® 2025
Securities Lending Transactions
Exchange-Traded Funds	$3,802,735	$—	$—	$—	$3,802,735
Total Borrowings	$3,802,735	$—	$—	$—	$3,802,735

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
ClearTrack® 2030
Securities Lending Transactions
Exchange-Traded Funds	$813,363	$—	$—	$—	$813,363
Total Borrowings	$813,363	$—	$—	$—	$813,363

ClearTrack® 2035
Securities Lending Transactions
Exchange-Traded Funds	$1,406,872	$—	$—	$—	$1,406,872
Total Borrowings	$1,406,872	$—	$—	$—	$1,406,872

ClearTrack® 2040
Securities Lending Transactions
Exchange-Traded Funds	$2,767,313	$—	$—	$—	$2,767,313
Total Borrowings	$2,767,313	$—	$—	$—	$2,767,313

ClearTrack® 2045
Securities Lending Transactions
Exchange-Traded Funds	$820,755	$—	$—	$—	$820,755
Total Borrowings	$820,755	$—	$—	$—	$820,755

ClearTrack® 2050
Securities Lending Transactions
Exchange-Traded Funds	$615,537	$—	$—	$—	$615,537
Total Borrowings	$615,537	$—	$—	$—	$615,537

ClearTrack® Retirement Income
Securities Lending Transactions
Exchange-Traded Funds	$5,237,463	$—	$—	$—	$5,237,463
Total Borrowings	$5,237,463	$—	$—	$—	$5,237,463

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Funds’ investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

TFS is the Funds’ transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Funds are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Funds.

The Underlying ETFs have varied expense and fee levels and the Funds may own different proportions of Underlying ETFs at different times, the amount of fees and expenses incurred indirectly by the Funds will vary. Fund expenses do not include expenses of the Underlying ETFs in which the Funds invest. The Funds have material ownership interests in the Underlying ETFs.

Investment management fees: Effective March 1, 2016, TAM serves as the Funds’ investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory and administration services under an investment management agreement and each Fund pays a single management fee, which is reflected in Investment management fees within the Statements of Operations.

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Prior to March 1, 2016, each Fund paid investment advisory fees and administrative service fees pursuant to separate agreements, which are reflected in Investment advisory fees and Administration fees within the Statements of Operations. Investment advisory services were provided to the Funds by TAM and administrative services were provided to the Funds by TFS.

Each Fund pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Management Fee Effective March 1, 2016 Rate	Advisory Fee Prior to March 1, 2016 Rate
First $2.5 billion	0.38%	0.35%
Over $2.5 billion up to $4 billion	0.37	0.34
Over $4 billion	0.36	0.33

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses based on daily ANAs, including the pro rata share of expenses incurred through each Fund’s investment in underlying funds, but excluding, as applicable, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Funds’ business, exceed the following stated annual operating expense limits to the Funds’ daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statements of Operations.

Class	Operating Expense Limit	Operating Expense Limit Effective Through
Class R1	1.20%	March 1, 2017
Class R6	0.55	March 1, 2017

TAM is entitled to recapture expenses paid by the Funds for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Funds operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended October 31, 2016 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statements of Operations.

As of October 31, 2016, the balances available for recapture by TAM for each Fund are as follows:

	Amounts Available from Fiscal Year
Fund	2015	2016	Total
ClearTrack® 2015
Class R1	$47,187	$64,158	$111,345
Class R6	3,321	562	3,883
ClearTrack® 2020
Class R1	$46,366	$64,658	$111,024
Class R6	3,393	785	4,178
ClearTrack® 2025
Class R1	$50,818	$54,652	$105,470
Class R6	3,296	620	3,916
ClearTrack® 2030
Class R1	$48,529	$57,722	$106,251
Class R6	4,445	553	4,998
ClearTrack® 2035
Class R1	$47,921	$57,747	$105,668
Class R6	5,069	596	5,665
ClearTrack® 2040
Class R1	$48,976	$58,244	$107,220
Class R6	5,102	699	5,801
ClearTrack® 2045
Class R1	$48,240	$53,251	$101,491
Class R6	7,592	911	8,503

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

	Amounts Available from Fiscal Year
Fund	2015	2016	Total
ClearTrack® 2050
Class R1	$47,426	$56,636	$104,062
Class R6	9,590	1,738	11,328
ClearTrack® Retirement Income
Class R1	$47,302	$64,691	$111,993
Class R6	4,063	475	4,538

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Funds’ distributor.

The Distribution Plan requires the Funds to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Funds, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Funds shares. The distribution and service fees are included in Distribution fees within the Statements of Operations.

Each Fund is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class (A)	Rate
Class R1	0.50%

(A)	12b-1 fees are not applicable for Class R6.

Administrative service fees: Effective March 1, 2016, each Fund pays a management fee to TAM for investment advisory and administration services and is reflected in Investment management fees within the Statements of Operations. Prior to March 1, 2016, the Funds had a separate administration service fee agreement with TFS pursuant to which the Funds paid TFS at an annual fee of 0.03% on daily ANA, which is reflected in Administration fees within the Statements of Operations.

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Funds pay TFS a fee for providing services based on the number of classes, accounts and transactions relating to each Fund. The Transfer agent fees included within the Statements of Assets and Liabilities and Statements of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services.

For the year ended October 31, 2016, transfer agent fees paid and the amounts due to TFS are as follows:

Fund	Fees Paid to TFS	Fees Due to TFS
ClearTrack® 2015	$2,401	$278
ClearTrack® 2020	2,773	354
ClearTrack® 2025	2,992	397
ClearTrack® 2030	2,525	335
ClearTrack® 2035	2,353	316
ClearTrack® 2040	1,940	254
ClearTrack® 2045	1,364	174
ClearTrack® 2050	910	122
ClearTrack® Retirement Income	3,199	438

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by the Trust to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statements of Assets and Liabilities. For the year ended October 31, 2016, amounts included in Trustees, CCO and deferred compensation fees within the Statements of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Funds incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended October 31, 2016.

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

6. PRINCIPAL OWNERSHIP

As of October 31, 2016, the Funds had individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Funds have no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Fund performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Fund	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
ClearTrack® 2015
Class R1	1	91.48%	91.48%
Class R6	2	100.00%	100.00%
ClearTrack® 2020
Class R1	2	99.57%	99.57%
Class R6	2	100.00%	100.00%
ClearTrack® 2025
Class R1	1	91.24%	91.24%
Class R6	2	100.00%	100.00%
ClearTrack® 2030
Class R1	2	99.53%	99.53%
Class R6	2	100.00%	100.00%
ClearTrack® 2035
Class R1	2	99.50%	99.50%
Class R6	2	100.00%	100.00%
ClearTrack® 2040
Class R1	2	99.37%	99.37%
Class R6	2	100.00%	100.00%
ClearTrack® 2045
Class R1	2	99.08%	99.08%
Class R6	2	100.00%	100.00%
ClearTrack® 2050
Class R1	1	91.94%	91.94%
Class R6	2	100.00%	100.00%
ClearTrack® Retirement Income
Class R1	1	93.69%	93.69%
Class R6	1	99.93%	99.93%

7. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2016, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Fund	Purchases of Securities	Sales of Securities
ClearTrack® 2015	$41,469,970	$13,149,504
ClearTrack® 2020	55,073,938	14,636,618
ClearTrack® 2025	49,032,034	1,291,415
ClearTrack® 2030	40,008,788	130,020
ClearTrack® 2035	39,648,346	106,165
ClearTrack® 2040	28,687,355	446,049
ClearTrack® 2045	20,264,004	289,103
ClearTrack® 2050	13,773,436	26,957
ClearTrack® Retirement Income	58,293,902	—

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Funds have not made any provision for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

sustained assuming examination by tax authorities. The Funds identify their major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to distribution redesignations and 2015 non-deductible excise taxes paid. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Fund	Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
ClearTrack® 2015	$(911)	$910	$1
ClearTrack® 2020	(752)	752	—
ClearTrack® 2025	(593)	593	—
ClearTrack® 2030	(705)	512	193
ClearTrack® 2035	(379)	248	131
ClearTrack® 2040	(345)	176	169
ClearTrack® 2045	—	(58)	58
ClearTrack® 2050	—	(81)	81
ClearTrack® Retirement Income	(1,281)	1,094	187

As of October 31, 2016, the capital loss carryforwards available to offset future realized capital gains are as follows. Funds not listed in the subsequent table do not have capital loss carryforwards.

	Unlimited
Fund	Short-Term	Long-Term
ClearTrack® 2030	$813	$—
ClearTrack® 2045	10,630	—

During the year ended October 31, 2016, the Funds did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2015 and 2016 are as follows:

	2016 Distributions Paid From			2015 Distributions Paid From
Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
ClearTrack® 2015	$127,281	$—	$—	$—	$—	$—
ClearTrack® 2020	134,704	—	—	—	—	—
ClearTrack® 2025	135,901	—	—	—	—	—
ClearTrack® 2030	109,310	—	—	—	—	—
ClearTrack® 2035	102,898	—	—	—	—	—
ClearTrack® 2040	109,222	—	—	—	—	—
ClearTrack® 2045	76,914	—	—	—	—	—
ClearTrack® 2050	53,355	—	—	—	—	—
ClearTrack® Retirement Income	113,846	—	—	—	—	—

Transamerica Funds	Annual Report 2016

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2016

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of October 31, 2016, the tax basis components of distributable earnings are as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
ClearTrack® 2015	$391,941	$—	$—	$—	$—	$—	$400,461
ClearTrack® 2020	459,688	—	—	—	—	—	468,578
ClearTrack® 2025	413,170	—	1,331	—	—	—	983,153
ClearTrack® 2030	313,199	—	—	(813)	—	—	811,121
ClearTrack® 2035	357,553	—	—	—	—	—	1,008,086
ClearTrack® 2040	299,981	—	—	—	—	—	748,625
ClearTrack® 2045	178,973	—	—	(10,630)	—	—	586,970
ClearTrack® 2050	113,113	—	—	—	—	—	364,123
ClearTrack® Retirement Income	497,655	—	—	—	—	—	1,244,597

9. NEW ACCOUNTING PRONOUNCEMENT

In October 2016, the SEC adopted new rules and amended existing rules (together the, “Final Rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the Final Rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Funds’ financial statements.

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street Bank and Trust Co., the Funds’ custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Funds in September 2016 as a reimbursement. The amounts applicable to each Fund, if any, were recognized as a change in accounting estimate and are reflected in Reimbursement of custody fees within the Statements of Operations. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Funds	Annual Report 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Transamerica Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of ClearTrack® 2015, ClearTrack® 2020, ClearTrack® 2025, ClearTrack® 2030, ClearTrack® 2035, ClearTrack® 2040, ClearTrack® 2045, ClearTrack® 2050, and ClearTrack® Retirement Income (nine of the funds of the Transamerica Funds collectively known as the “Funds”), as of October 31, 2016, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at October 31, 2016, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 23, 2016

Transamerica Funds	Annual Report 2016

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 8-9, 2016, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of each of the following funds (each a “Portfolio” and collectively the “Portfolios”):

Transamerica ClearTrack® 2015	Transamerica ClearTrack® 2040
Transamerica ClearTrack® 2020	Transamerica ClearTrack® 2045
Transamerica ClearTrack® 2025	Transamerica ClearTrack® 2050
Transamerica ClearTrack® 2030	Transamerica ClearTrack® Retirement Income
Transamerica ClearTrack® 2035

For each Portfolio, the Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) between TAM and QS Investors, LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and the Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the applicable Portfolio and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2017. Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of each Portfolio. The Trustees considered comparative fee, expense and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees also considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and/or their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the applicable Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for each Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM for the portion of the management fee it retains from each Portfolio after payment of the sub-advisory fees. The Trustees noted that, at a meeting held on December 9-10, 2015, they had approved the combination of the Portfolios’ former Investment Advisory Agreement and Administrative Service Agreement into the Management Agreement in connection with the transition of the personnel and operations of Transamerica Fund Services, Inc. that relate to the provision of administrative services into TAM. They noted that this combination of agreements had resulted in each Portfolio paying a single management fee for investment advisory and administrative services. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of each Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolios; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolios; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolios’ prospectuses, statements of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolios; and ongoing cash management services. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to each Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolios, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder functions of the funds.

Transamerica Funds	Annual Report 2016

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Investment Performance

In addition, the Board considered the short- and longer-term performance, as applicable, of each Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Lipper, and (ii) the Portfolio’s benchmark(s), in each case for various trailing periods ended December 31, 2015.

Transamerica ClearTrack® 2015. The Board noted that the performance of Class R1 Shares of the Portfolio was below the median for its peer universe since its inception on March 2, 2015. The Board also noted that the performance of Class R1 Shares of the Portfolio was below its benchmark since its inception. The Trustees considered TAM’s representation that the Portfolio’s peer group had certain differences that caused it to be an imperfect basis for comparison.

Transamerica ClearTrack® 2020. The Board noted that the performance of Class R1 Shares of the Portfolio was in line with the median for its peer universe since its inception on March 2, 2015. The Board also noted that the performance of Class R1 Shares of the Portfolio was below its benchmark since its inception. The Trustees considered TAM’s representation that the Portfolio’s peer group had certain differences that caused it to be an imperfect basis for comparison.

Transamerica ClearTrack® 2025. The Board noted that the performance of Class R1 Shares of the Portfolio was in line with the median for its peer universe since its inception on March 2, 2015. The Board also noted that the performance of Class R1 Shares of the Portfolio was below its benchmark since its inception. The Trustees considered TAM’s representation that the Portfolio’s peer group had certain differences that caused it to be an imperfect basis for comparison.

Transamerica ClearTrack® 2030. The Board noted that the performance of Class R1 Shares of the Portfolio was above the median for its peer universe since its inception on March 2, 2015. The Board also noted that the performance of Class R1 Shares of the Portfolio was above its benchmark since its inception. The Trustees considered TAM’s representation that the Portfolio’s peer group had certain differences that caused it to be an imperfect basis for comparison.

Transamerica ClearTrack® 2035. The Board noted that the performance of Class R1 Shares of the Portfolio was above the median for its peer universe since its inception on March 2, 2015. The Board also noted that the performance of Class R1 Shares of the Portfolio was above its benchmark since its inception. The Trustees considered TAM’s representation that the Portfolio’s peer group had certain differences that caused it to be an imperfect basis for comparison.

Transamerica ClearTrack® 2040. The Board noted that the performance of Class R1 Shares of the Portfolio was above the median for its peer universe since its inception on March 2, 2015. The Board also noted that the performance of Class R1 Shares of the Portfolio was above its benchmark since its inception. The Trustees considered TAM’s representation that the Portfolio’s peer group had certain differences that caused it to be an imperfect basis for comparison.

Transamerica ClearTrack® 2045. The Board noted that the performance of Class R1 Shares of the Portfolio was above the median for its peer universe since its inception on March 2, 2015. The Board also noted that the performance of Class R1 Shares of the Portfolio was above its benchmark since its inception. The Trustees considered TAM’s representation that the Portfolio’s peer group had certain differences that caused it to be an imperfect basis for comparison.

Transamerica ClearTrack® 2050. The Board noted that the performance of Class R1 Shares of the Portfolio was above the median for its peer universe since its inception on March 2, 2015. The Board also noted that the performance of Class R1 Shares of the Portfolio was above its benchmark since its inception. The Trustees considered TAM’s representation that the Portfolio’s peer group had certain differences that caused it to be an imperfect basis for comparison.

Transamerica ClearTrack® Retirement Income. The Board noted that the performance of Class R1 Shares of the Portfolio was above the median for its peer universe since its inception on March 2, 2015. The Board also noted that the performance of Class R1 Shares of the Portfolio was below its composite benchmark since its inception. The Trustees considered TAM’s representation that the Portfolio’s peer group had certain differences that caused it to be an imperfect basis for comparison.

Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the applicable Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratios

The Board considered the management fee and total expense ratio of each Portfolio, including information provided by Lipper comparing the management fee and total expense ratio of each Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Lipper. The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of a Portfolio’s management fee retained by TAM following payment of the sub-advisory fees.

Transamerica Funds	Annual Report 2016

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica ClearTrack® 2015. The Board noted that the Portfolio’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R1 Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica ClearTrack® 2020. The Board noted that the Portfolio’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R1 Shares of the Portfolio were below the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica ClearTrack® 2025. The Board noted that the Portfolio’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R1 Shares of the Portfolio were below the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica ClearTrack® 2030. The Board noted that the Portfolio’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R1 Shares of the Portfolio were below the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica ClearTrack® 2035. The Board noted that the Portfolio’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R1 Shares of the Portfolio were below the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica ClearTrack® 2040. The Board noted that the Portfolio’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R1 Shares of the Portfolio were below the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica ClearTrack® 2045. The Board noted that the Portfolio’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R1 Shares of the Portfolio were below the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica ClearTrack® 2050. The Board noted that the Portfolio’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R1 Shares of the Portfolio were below the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

Transamerica ClearTrack® Retirement Income. The Board noted that the Portfolio’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R1 Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and the Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to each Portfolio and to Transamerica Funds as a whole by

Transamerica Funds	Annual Report 2016

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for each Portfolio and Transamerica Funds as a whole, as well as the allocation methodology used for calculating profitability. The Board also considered the assessment prepared by Ernst & Young LLP (“E&Y”), independent registered public accounting firm and auditor to the Portfolios, to assist the Board’s evaluation of TAM’s profitability analysis. E&Y’s engagement included the review and assessment of the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolios, and completion of procedures in respect of the mathematical accuracy of the profitability calculation and its conformity to established allocation methodologies. After considering E&Y’s assessment and information provided by TAM, the Board concluded that, while other allocation methods may also be reasonable, TAM’s profitability methodologies are reasonable in all material respects.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fees are the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and are paid by TAM and not the applicable Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the applicable Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolios was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of each Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolios benefited from any economies of scale. The Board considered each Portfolio’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Portfolios through investments in maintaining and developing its capabilities and services. The Trustees concluded that each Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fees payable to TAM and the fees paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and the Sub-Adviser from their Relationships with the Portfolios

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from its relationships with the Portfolios. The Board noted that TAM does not realize soft dollar benefits from its relationships with the Portfolios and that TAM believes that any use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Portfolios. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by each applicable Portfolio is recaptured for the benefit of the Portfolio and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to a Portfolio’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage each Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolios.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and Sub-Advisory Agreement was in the best interests of the applicable Portfolio and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2016

Management of the Trust

Board Members and Officers

(unaudited)

The Board Members and executive officers of the Trust are listed below.

Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each Fund and the operation of each Fund by its officers. The Board also reviews the management of each Fund’s assets by the investment manager and its respective sub-adviser.

The Funds are among the funds managed and sponsored by TAM (collectively, “Transamerica Mutual Funds”). The Transamerica Mutual Funds consist of Transamerica Funds (“TF”), Transamerica Series Trust (“TST”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”) and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 178 funds as of the date of this annual report.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, Colorado 80202.

The Board Members of the Trust, their age, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in Transamerica Mutual Funds the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Trustee became a Trustee of the Trust.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships held by Board Member
INTERESTED BOARD MEMBERS
Marijn P. Smit (42)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Income Shares, Inc. (“TIS”) (2014 – 2015);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – present);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – present);

				178	Director, Massachusetts Fidelity Trust Company (2014 – present)

Transamerica Funds	Annual Report 2016

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships held by Board Member
INTERESTED BOARD MEMBERS—continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – present);

Senior Vice President, Transamerica Retirement Solutions Corporation (2012 – present); and

President and Director, Transamerica Stable Value Solutions, Inc. (2010 – present).

Alan F. Warrick (67)	Board Member	Since 2012	Board Member, TF, TST, TPP, TPFG, TPFG II and TAAVF (2012 – present); Board Member, TIS (2012 – 2015); Consultant, Aegon USA (2010 – 2011); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired (2010 – present); and Managing Director for Strategic Business Development, Aegon USA (1994 – 2010).	178	N/A
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (64)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF, TST, TPP, TPFG, TPFG II and TAAVF (2008 – present); Board Member, TIS (2008 – 2015); Board Member, Transamerica Investors, Inc. (“TII”) (2003 – 2010); and Partner, KPMG (1975 – 1999).	178	Big 5 Sporting Goods (2002 – present); AGL Resources, Inc. (energy services holding company) (2008 – present)
Leo J. Hill (60)	Lead Independent Board Member	Since 2002	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present); Board Member, TF (2002 – present); Board Member, TIS (2002 – 2015); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present);	178	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)

Transamerica Funds	Annual Report 2016

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships held by Board Member
INDEPENDENT BOARD MEMBERS—continued
Leo J. Hill (continued)

Board Member, TII (2008 – 2010);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit

Officer, Barnett Banks of Jacksonville, Florida
(1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

David W. Jennings (69)	Board Member	Since 2009	Board Member, TF, TST, TPP, TPFG, TPFG II and TAAVF (2009 – present); Board Member, TIS (2009 – 2015); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital Management, LLC (2010 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	178	N/A
Russell A. Kimball, Jr. (71)	Board Member	Since 1986 – 1990 and Since 2002	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, TF, (1986 – 1990), (2002 – present); Board Member, TIS (2002 – 2015); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); and Board Member, TII (2008 – 2010).	178	N/A
Patricia L. Sawyer (66)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TIS (2007 – 2015); Board Member, TII (2008 – 2010);	178	Honorary Trustee, Bryant University (1996 – present)

Transamerica Funds	Annual Report 2016

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships held by Board Member
INDEPENDENT BOARD MEMBERS—continued
Patricia L. Sawyer (continued)			Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.
John W. Waechter (64)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TIS (2004 – 2015); Board Member, TF (2005 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	178	Operation PAR, Inc. (2008 – present); Remember Honor Support, Inc. (non-profit organization) (2013 – present) Board Member, WRH Income Properties, Inc. (real estate) (2014 – present)

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2016

Officers

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (42)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See previous table.
Tané T. Tyler (51)	Vice President, Associate General Counsel, Chief Legal Officer and Secretary	Since 2014

Vice President, Associate General Counsel, Chief Legal Officer and Secretary, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF
(2014 – present);

Vice President, Associate General Counsel, Chief Legal Officer and Secretary, TIS (2014 – 2015);

Director, Vice President, Associate General Counsel, Chief Legal Officer and Secretary, TAM and TFS (2014 – present);

Senior Vice President, Secretary and General Counsel, ALPS, Inc., ALPS Fund Services, Inc. and ALPS Distributors, Inc. (2004 – 2013); and

Secretary, Liberty All-Star Funds (2005-2013).

Christopher A. Staples (45)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services (2007 – present), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management (2005 – 2006), Transamerica Funds and TST;

Vice President and Chief Investment Officer, Advisory Services (2007 – 2015), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management (2005 – 2006), TIS;

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Vice President and Chief Investment Officer (2007 – 2010); Vice President – Investment Administration (2005 – 2007), TII;

Director (2005 – present), Senior Vice President (2006 – present) and Chief Investment Officer, Advisory Services (2007 – present), TAM;

Director, TFS (2005 – present); and

Assistant Vice President, Raymond James & Associates (1999 – 2004).

Thomas R. Wald (55)	Chief Investment Officer	Since 2014

Chief Investment Officer, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF
(2014 – present);

Chief Investment Officer, TIS (2014 – 2015);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Chief Investment Officer, Transamerica Investments & Retirement (2014 – present);

Transamerica Funds	Annual Report 2016

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Thomas R. Wald (continued)

Vice President and Client Portfolio Manager, Curian Capital, LLC (2012 – 2014);

Portfolio Manager, Tactical Allocation Group, LLC (2010 – 2011);

Mutual Fund Manager, Munder Capital Management (2005 – 2008); and

Mutual Fund Manager, Invesco Ltd. (1997 – 2004).

Vincent J. Toner (46)	Vice President and Treasurer	Since 2014

Vice President and Treasurer (2014 – present) Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF;

Vice President and Treasurer, TIS (2014 – 2015);

Vice President and Treasurer, TAM and TFS (2014 – present);

Senior Vice President and Vice President, Fund Administration, Brown Brothers Harriman (2010 – 2014); and

Vice President Fund Administration & Fund Accounting, OppenheimerFunds (2007—2010).

Matthew H. Huckman, Sr. (48)	Tax Manager	Since 2014

Tax Manager, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present);

Tax Manager, TIS (2014 – 2015);

Tax Manager, TFS (2012 – present); and

Assistant Mutual Fund Tax Manager, Invesco (2007-2012).

Scott M. Lenhart (55)	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014

Chief Compliance Officer and Anti-Money Laundering Officer, Transamerica Funds, TST, TPP, TPFG, TPFG II and TAAVF (2014 – present), TIS (2014 – 2015);

Chief Compliance Officer and Anti-Money Laundering Officer (2014 – present), Senior Compliance Officer (2008-2014), TAM;

Vice President and Chief Compliance Officer, TFS (2014 – present);

Director of Compliance, Transamerica Investments & Retirement (2014 – present);

Vice President and Chief Compliance Officer, Transamerica Financial Advisors, Inc.
(1999-2006); and

Assistant Chief Compliance Officer, Raymond James Financial, Inc., Robert Thomas Securities, Inc. (1989-1998).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2016

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statements of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Funds, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q, which is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we send shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. Transamerica Funds will only send one piece per mailing address, a method that saves your Funds’ money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2016

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2016

Transamerica Fund Services

PO Box 219945

Kansas City, MO 64121-9945

Customer Service 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

Item 2:	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(b)	The Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.

(c)	During the period covered by the report no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, the Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)	Not Applicable.

(f)	The Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3:	Audit Committee Financial Experts.

The Registrant’s Board of Trustees has determined that Sandra N. Bane, and John W. Waechter are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Ms. Bane, and Mr. Waechter are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane, and Mr. Waechter as “audit committee financial experts” pursuant to Item 3 of Form N-CSR does not (i) impose upon them any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon them as a member of the Registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Trustees.

Item 4:	Principal Accountant Fees and Services.

		Fiscal Year Ended 10/31 (in thousands)
		2016	2015
(a)	Audit Fees	$1,080	$964
(b)	Audit Related Fees(1)	$18	$0
(c)	Tax Fees(2)	$259	$248
(d)	All Other Fees(3)	$23	$48

(1)

Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the funds comprising the Registrant, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(2)

Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of the distributions for excise tax purposes, fiscal year end taxable income calculations and certain fiscal year end shareholder reporting items on behalf of the funds comprising the Registrant.

(3)	All Other Fees represent service fees for analysis of potential Passive Foreign Investment Company holdings.

(e)(1)

Audit Committee Pre-Approval Policies and Procedures. Generally, the Registrant’s Audit Committee must preapprove (i) all audit and non-audit services performed for the Registrant by the independent accountant and (ii) all non-audit services performed by the Registrant’s independent accountant for the Registrant’s investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the Registrant, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Registrant.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

In accordance with the Procedures, the annual audit services engagement terms and fees for the Registrant will be subject to the preapproval of the Audit Committee. In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other audit services, which are those services that only the independent accountant reasonably can provide.

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent accountant and the Registrant’s treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commissions’ rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Procedure of which it becomes aware.

(e)(2)

The percentage of services described in paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X for fiscal years ended 2016 and 2016 was zero.

(f)	Not Applicable.

(g)	Not Applicable.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintain the principal accountant’s independence.

Item 5:	Audit Committee of Listed Registrants.

The following individuals comprise the standing Audit Committee: Sandra N. Bane, Leo J. Hill, David W. Jennings, Russell A. Kimball, Jr., Patricia L. Sawyer and John W. Waechter.

Item 6:	Schedule of Investments.

(a)	The schedules of investments and consolidated schedules of investments are included in the Annual Report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable

Item 10:	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11:	Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are appropriately designed to ensure that information required to be disclosed by the Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	The Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(a)(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(a)(3)	Not applicable.

(b)

A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the

Securities Exchange Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Funds
(Registrant)

By:	/s/ Marijn P. Smit
Marijn P. Smit
Chief Executive Officer
(Principal Executive Officer)
Date:	January 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Marijn P. Smit
Marijn P. Smit
Chief Executive Officer
(Principal Executive Officer)
Date:	January 5, 2017

By:	/s/ Vincent J. Toner
Vincent J. Toner
Treasurer
(Principal Financial Officer)
Date:	January 5, 2017

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

12(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers
12(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer
12(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer
12(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer